UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-09253

                             Wells Fargo Funds Trust
               (Exact name of registrant as specified in charter)

                     525 Market St., San Francisco, CA 94105
               (Address of principal executive offices) (Zip code)

                                C. David Messman
                        Wells Fargo Funds Management, LLC
                     525 Market St., San Francisco, CA 94105
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 800-643-9691

Date of fiscal year end:  September 30, 2006

Date of reporting period: September 30, 2006

ITEM 1. REPORT TO SHAREHOLDERS


                                                            -----------------
                                                            WELLS   ADVANTAGE
                                                            FARGO   FUNDS
                                                            -----------------

          [GRAPHIC OMITTED]                       SEPTEMBER 30, 2006

                                                     Annual Report

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS

Wells Fargo Advantage Asia Pacific Fund
Wells Fargo Advantage Overseas Fund

                                 WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Letter to Shareholders ...................................................     1
--------------------------------------------------------------------------------

Performance Highlights
--------------------------------------------------------------------------------
   Asia Pacific Fund .....................................................     2
   Overseas Fund .........................................................     4

Fund Expenses (Unaudited) ................................................     6
--------------------------------------------------------------------------------

Portfolio of Investments
--------------------------------------------------------------------------------
   Asia Pacific Fund .....................................................     7
   Overseas Fund .........................................................    10

Financial Statements
--------------------------------------------------------------------------------
   Statements of Assets and Liabilities ..................................    14
   Statements of Operations ..............................................    15
   Statements of Changes in Net Assets ...................................    16
   Financial Highlights ..................................................    18
   Notes to Financial Highlights .........................................    20

Notes to Financial Statements ............................................    21
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm ..................    27
--------------------------------------------------------------------------------

Other Information (Unaudited) ............................................    28
--------------------------------------------------------------------------------

List of Abbreviations ....................................................    31
--------------------------------------------------------------------------------

                -------------------------------------------------
                NOT FDIC INSURED-NO BANK GUARANTEE-MAY LOSE VALUE
                -------------------------------------------------

THIS PAGE IS INTENTIONALLY LEFT BLANK --

LETTER TO SHAREHOLDERS           WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

DEAR VALUED SHAREHOLDER,

      Enclosed please find the WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS annual report for the period that ended September 30, 2006. On the following pages, you will find a discussion of each Fund, including performance highlights, information about the holdings in each Fund, and the portfolio managers' strategic outlook.

GLOBAL ECONOMY
--------------------------------------------------------------------------------

     Global economic activity remained strong during the past 12 months, with China and much of Asia, Europe, Japan, and the United States having reported robust growth. The Bank of England, the European Central Bank (ECB), and the Bank of Japan raised interest rates during the summer of 2006, and many analysts predicted that the ECB would raise its rates again in October 2006. In March 2006, the Bank of Japan began taking steps to end its five-year, deflation-fighting policy and, in July, increased its interest rates from 0% to 0.25%. The Bank of England chose to raise interest rates earlier than many anticipated to reduce the possibility of sharper increases in the future. The Central Bank of China has also tried to rein in its economy by using small increases in reserve requirements and in interest rates. So far, China's strategy has had minimal effect. The rapid growth in China and much of Asia, plus the growth in Europe, the United States, and Japan may keep upward pressure on raw materials prices and labor costs in many of the world's industrialized nations. Economic progress of the United States, in particular, will continue to be monitored closely, as the strength and growth of world's largest economy will continue to have great bearing on its international business partners.

INTERNATIONAL STOCKS REMAINED STRONG
--------------------------------------------------------------------------------

      International stocks continued to perform admirably in the fourth quarter of 2005 and through the first quarter of 2006, with the Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE)* ending March 2006 with a six-month total return of 13.86%. By the end of September 2006, the MSCI EAFE reported a one-year return of 19.16%. Even after a pronounced drop between mid-April and mid-May, the U.S. dollar was generally flat during the 12-month period. Japan, which was one of the strongest performing countries in the fourth quarter of 2005, continued to move higher during the start of 2006. However, Japan has lagged behind the MSCI EAFE during the second and third quarters of 2006. Emerging markets remained among the top performers during the period as investors continued to buy into the economic growth and increasing affluence of these developing economies.

LOOKING AHEAD
--------------------------------------------------------------------------------

      Many factors can affect the stability of global economics, including monetary policies, geopolitical events, and natural disasters. That's why we believe that successful investing includes taking a balanced, long-term approach that may include domestic and international equities across several asset classes. While diversification may not prevent losses in a downturn, it may help to reduce them and keep you on track for reaching your financial destination.

      To help you reach your diversification goals, we offer funds across most major asset classes that are guided by skillful money managers--our subadvisers--who are chosen for their focused attention on a particular investment style. We believe that our insistence on seeking skillful money managers who share our dedication to pursuing consistent, long-term results offers our investors the firm footing they need to navigate changing market conditions as they move toward their financial destinations.

      Thank you for choosing WELLS FARGO ADVANTAGE FUNDS(SM). We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs. If you have any questions about your investment, please contact your investment professional, or call us at 1-800-222-8222. You may also want to visit our Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

Sincerely,

/s/ Karla M. Rabusch

Karla M. Rabusch
President
WELLS FARGO ADVANTAGE FUNDS

* The Morgan Stanley Capital International Europe, Australasia, and Far East ("MSCI EAFE") Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. You cannot invest directly in an Index.

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS           PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE ASIA PACIFIC FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE ASIA PACIFIC FUND (the Fund) seeks long-term capital appreciation.

ADVISER                                 SUBADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGER                            FUND INCEPTION DATE
   Anthony L. T. Cragg                     12/31/1993

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Investor Class shares returned 19.38% 1 for the 12-month period that ended September 30, 2006, outperforming the MSCI AC Asia Pacific Index 2, which returned 15.20% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE -WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

      THE FUND HAS A REDEMPTION FEE OF 2.00% DEDUCTED FROM THE NET PROCEEDS OF SHARES REDEEMED OR EXCHANGED WITHIN 30 DAYS AFTER PURCHASE. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF THIS FEE, WHICH, IF REFLECTED, WOULD REDUCE THE PERFORMANCE.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund's outperformance during the period was driven by strong stock selection and weighting allocations in different countries. At the stock selection level, the Fund's biggest gains came from Hong Kong, China, and Australia, while stock selection in Japan was less beneficial. From a country allocation perspective, the Fund's underweighted position in Australia and its overweighted position in Singapore helped performance, while the underweighted position in Korea and China detracted from Fund performance.

      The Fund's two best-performing holdings were in China and Australia, respectively. Zijin Mining continued to gain from higher gold prices and increased affluence among Chinese consumers, while Australian mining company Oxiana was also strong. The Fund's next-best performer was Singapore-based Raffles Education Corporation. The Fund's three weakest performers were in Hong Kong, Japan, and Singapore, respectively. These holdings included Techpacific Capital, Xinhua Finance, and Fung Choi Printing & Packaging Group. Investors in Techpacific, a holding company for financial as well as oil and gas subsidiaries, were discouraged by the company's relatively complex corporate structure and may have viewed it as high risk. Fung Choi, a printing and publications business owned as part of our effort to leverage the growth potential of China's media and advertising market, suffered from limited cash flow, especially as austerity measures in China prompted fears of a slowdown in spending.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      We increased the Fund's position in Japan, Taiwan, and India while reducing positions in Malaysia, Thailand, and Singapore. We remained tentative about the Fund's allocation to Japan, which so far has failed to deliver its expected rally. Meanwhile, India benefited from burgeoning intraregional trade in Asia while Thailand was hit by a sudden takeover, which ousted Prime Minister Thaksin Shinawatra. Finally, even though we reduced the Fund's position in Singapore, we still found attractive investment opportunities, especially in the property market.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We still believe that a certain amount of caution is warranted, and we may need to brace for the occasional unexpected shock. Consequently, we are positioning the Fund a little more defensively than usual and are focusing throughout the region on domestic themes such as property, financials, and consumption rather than on export-oriented sectors and companies.

      Nevertheless, we believe that Asian markets are by no means expensive and that growth prospects remain intact. We anticipate that Asian currencies on the whole will appreciate and that China will continue to improve its ability to manage its economy. Above all, we are finding attractive investment opportunities in a number of markets, especially in Singapore, Taiwan, and the Philippines. After some turbulence in the coming months, caused largely by global slowing, we believe that Asian markets will begin to reap the benefits of their strong fundamentals, lower interest rates, and perhaps even lower oil prices.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. FOREIGN INVESTMENTS PRESENT CERTAIN RISKS THAT MAY NOT BE PRESENT IN DOMESTIC INVESTMENTS, INCLUDING CURRENCY FLUCTUATION, THE POTENTIAL FOR DIPLOMATIC AND POLITICAL INSTABILITY, REGULATORY AND LIQUIDITY RISKS, FOREIGN TAXATION AND DIFFERENCES IN AUDITING AND OTHER FINANCIAL STANDARDS. THESE RISKS ARE GENERALLY INTENSIFIED IN EMERGING MARKETS. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO SMALL COMPANY SECURITIES RISK AND REGIONAL RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of September 30, 2006, and are those of the Fund's manager. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE ASIA PACIFIC FUND.

PERFORMANCE HIGHLIGHTS           WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

                                                                  6-Month*    1-Year    5-Year    10-Year
---------------------------------------------------------------------------------------------------------
   Asia Pacific Fund - Investor Class (Incept. Date 12/31/1993)    (3.68)      19.38     22.95      5.77
---------------------------------------------------------------------------------------------------------
   Benchmark
---------------------------------------------------------------------------------------------------------
      MSCI AC Asia Pacific Index 2                                 (0.97)      15.20     15.71      2.13
---------------------------------------------------------------------------------------------------------

*     RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 3 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------
   Beta**                                                                  1.00
--------------------------------------------------------------------------------
   Price to Earnings Ratio (trailing 12 months)                           15.50x
--------------------------------------------------------------------------------
   Price to Book Ratio                                                     2.07x
--------------------------------------------------------------------------------
   Median Market Cap ($B)                                                 $1.50
--------------------------------------------------------------------------------
   Portfolio Turnover                                                       167%
--------------------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE MSCI AC ASIA PACIFIC INDEX BETA IS 1.00 BY DEFINITION.

TEN LARGEST EQUITY HOLDINGS 3,4 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------
   DBS Group Holdings Limited                                              2.41%
--------------------------------------------------------------------------------
   Sharp Corporation                                                       2.32%
--------------------------------------------------------------------------------
   Nomura Holdings Incorporated                                            2.06%
--------------------------------------------------------------------------------
   Kim Eng Holdings Limited                                                2.04%
--------------------------------------------------------------------------------
   Fraser & Neave Limited                                                  2.04%
--------------------------------------------------------------------------------
   Shinsei Bank Limited                                                    1.96%
--------------------------------------------------------------------------------
   Mizuho Financial Group Incorporated                                     1.96%
--------------------------------------------------------------------------------
   First Pacific Company Limited                                           1.95%
--------------------------------------------------------------------------------
   East Japan Railway Company                                              1.94%
--------------------------------------------------------------------------------
   PT Indosat TBK                                                          1.94%

PORTFOLIO COMPOSITION 3 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Australia                                                                    6%
Hong Kong                                                                    7%
India                                                                        4%
Indonesia                                                                    2%
Japan                                                                       28%
Malaysia                                                                     1%
New Zealand                                                                  1%
Philippines                                                                  5%
Singapore                                                                   27%
South Korea                                                                  1%
Taiwan                                                                       9%
Thailand                                                                     3%
United States of America                                                     5%
Vietnam                                                                      1%

GROWTH OF $10,000 INVESTMENT 5 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                     WELLS FARGO ADVANTAGE
                      ASIA PACIFIC FUND -
   Date                 Investor Class            MSCI AC Asia Pacific Index
----------              --------------            --------------------------
 9/30/1996                  10,000                          10,000
10/31/1996                   9,724                           9,509
11/30/1996                  10,010                           9,791
12/31/1996                   9,878                           9,311
 1/31/1997                   9,899                           8,643
 2/28/1997                  10,147                           8,795
 3/31/1997                   9,754                           8,472
 4/30/1997                   9,661                           8,629
 5/31/1997                  10,137                           9,391
 6/30/1997                  10,266                           9,959
 7/31/1997                  10,141                           9,754
 8/31/1997                   8,977                           8,691
 9/30/1997                   8,790                           8,614
10/31/1997                   7,637                           7,499
11/30/1997                   7,117                           7,059
12/31/1997                   6,816                           6,718
 1/31/1998                   6,722                           7,075
 2/28/1998                   7,141                           7,388
 3/31/1998                   7,024                           6,993
 4/30/1998                   6,803                           6,818
 5/31/1998                   6,150                           6,313
 6/30/1998                   5,571                           6,254
 7/31/1998                   5,539                           6,167
 8/31/1998                   4,770                           5,411
 9/30/1998                   4,960                           5,423
10/31/1998                   5,718                           6,389
11/30/1998                   6,392                           6,746
12/31/1998                   6,603                           6,948
 1/31/1999                   6,645                           6,987
 2/28/1999                   6,413                           6,839
 3/31/1999                   7,098                           7,686
 4/30/1999                   8,246                           8,304
 5/31/1999                   8,372                           7,830
 6/30/1999                   9,751                           8,666
 7/31/1999                   9,973                           9,194
 8/31/1999                   9,878                           9,137
 9/30/1999                   9,783                           9,404
10/31/1999                  10,131                           9,774
11/30/1999                  11,594                          10,296
12/31/1999                  12,943                          10,953
 1/31/2000                  12,464                          10,526
 2/29/2000                  13,314                          10,202
 3/31/2000                  13,030                          10,915
 4/30/2000                  10,884                          10,119
 5/31/2000                   9,522                           9,559
 6/30/2000                  10,318                          10,220
 7/31/2000                   9,686                           9,269
 8/31/2000                  10,339                           9,659
 9/30/2000                   9,239                           9,040
10/31/2000                   8,487                           8,474
11/30/2000                   8,400                           8,149
12/31/2000                   8,161                           7,819
 1/31/2001                   8,470                           8,018
 2/28/2001                   8,184                           7,650
 3/31/2001                   7,326                           7,237
 4/30/2001                   7,658                           7,650
 5/31/2001                   7,612                           7,629
 6/30/2001                   7,509                           7,301
 7/31/2001                   7,062                           6,834
 8/31/2001                   7,303                           6,699
 9/30/2001                   6,238                           5,953
10/31/2001                   6,353                           6,062
11/30/2001                   7,005                           6,343
12/31/2001                   7,141                           6,197
 1/31/2002                   7,522                           5,959
 2/28/2002                   7,638                           6,117
 3/31/2002                   7,904                           6,481
 4/30/2002                   8,123                           6,728
 5/31/2002                   8,424                           7,005
 6/30/2002                   8,042                           6,643
 7/31/2002                   7,522                           6,224
 8/31/2002                   7,326                           6,171
 9/30/2002                   6,610                           5,798
10/31/2002                   6,402                           5,641
11/30/2002                   6,679                           5,871
12/31/2002                   6,586                           5,670
 1/31/2003                   6,458                           5,555
 2/28/2003                   6,388                           5,509
 3/31/2003                   6,237                           5,331
 4/30/2003                   6,353                           5,415
 5/31/2003                   7,005                           5,713
 6/30/2003                   7,575                           6,084
 7/31/2003                   8,017                           6,348
 8/31/2003                   8,855                           6,891
 9/30/2003                   9,425                           7,196
10/31/2003                  10,123                           7,626
11/30/2003                   9,902                           7,454
12/31/2003                  10,554                           7,959
 1/31/2004                  10,883                           8,171
 2/29/2004                  11,153                           8,285
 3/31/2004                  11,733                           8,939
 4/30/2004                  11,178                           8,441
 5/31/2004                  10,730                           8,217
 6/30/2004                  10,954                           8,484
 7/31/2004                  10,577                           8,115
 8/31/2004                  10,719                           8,268
 9/30/2004                  11,119                           8,289
10/31/2004                  11,308                           8,504
11/30/2004                  12,287                           9,038
12/31/2004                  12,712                           9,437
 1/31/2005                  13,135                           9,332
 2/28/2005                  13,483                           9,662
 3/31/2005                  12,911                           9,372
 4/30/2005                  12,759                           9,182
 5/31/2005                  12,771                           9,183
 6/30/2005                  13,077                           9,313
 7/31/2005                  13,624                           9,563
 8/31/2005                  13,802                           9,877
 9/30/2005                  14,667                          10,721
10/31/2005                  14,234                          10,380
11/30/2005                  14,819                          10,886
12/31/2005                  16,227                          11,651
 1/31/2006                  17,245                          12,329
 2/28/2006                  16,938                          12,235
 3/31/2006                  18,193                          12,471
 4/30/2006                  19,587                          13,064
 5/31/2006                  17,956                          12,246
 6/30/2006                  17,594                          12,154
 7/31/2006                  17,301                          12,139
 8/31/2006                  17,649                          12,394
 9/30/2006                  17,524                          12,351

--------------------------------------------------------------------------------

1 The Fund's Adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

            Performance shown for the Investor Class shares of the WELLS FARGO ADVANTAGE ASIA PACIFIC FUND for periods prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Asia Pacific Fund, its predecessor fund.

2 The Morgan Stanley Capital International All Country Asia Pacific ("MSCI AC Asia Pacific") Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance in the Asia Pacific region. As of September 30, 2006, the MSCI AC Asia Pacific Index consisted of 14 emerging and developed market countries. You cannot invest directly in an Index.

3 Fund characteristics, ten largest equity holdings and portfolio composition are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, ten largest equity holdings and portfolio composition.

4 The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio.

5 The chart compares the performance of the WELLS FARGO ADVANTAGE ASIA PACIFIC FUND Investor Class shares for the most recent ten years with the MSCI AC Asia Pacific Index. The chart assumes a hypothetical investment of $10,000 in Investor Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS           PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE OVERSEAS FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE OVERSEAS FUND (the Fund) seeks long-term capital appreciation.

ADVISER                               SUBADVISER
   Wells Fargo Funds Management, LLC     New Star Institutional Managers Limited

FUND MANAGERS                         FUND INCEPTION DATE
   Mark Beale                            06/30/1998
   Brian Coffey
   Richard Lewis

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Investor Class shares returned 13.52% 1 for the 12-month period that ended September 30, 2006, underperforming its benchmark, the MSCI EAFE Index 2, which returned 19.65% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE -WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      INSTITUTIONAL CLASS AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

      THE FUND HAS A REDEMPTION FEE OF 2.00% DEDUCTED FROM THE NET PROCEEDS OF SHARES REDEEMED OR EXCHANGED WITHIN 30 DAYS AFTER PURCHASE. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF THIS FEE, WHICH, IF REFLECTED, WOULD REDUCE THE PERFORMANCE.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund's underperformance resulted from poor stock selection in many regions, but particularly in Japan during the first half of 2006. The Fund was overweighted in high-quality Japanese companies whose return on invested capital
(ROIC) was above their cost of capital and underweighted in Japanese banks, which have historically failed to deliver economic profits to shareholders. However, the portfolio's high-quality stocks proved to be too defensive, and banking stocks outperformed in the optimistic environment following the September 2005 reelection victory of Prime Minister Koizumi.

      In Europe, many of the Fund's holdings failed to meet our expectations. For example, in hindsight, the Fund's underweighting in industrial and cyclical (economically sensitive) stocks proved to be disappointing. Continued upgrades to corporate earnings estimates led cyclical names to outperform beyond our projections, while the Fund's overweighting in high-ROIC pharmaceutical and energy companies detracted from performance as companies in high-quality sectors generally met profit expectations while failing to deliver positive earnings surprises. On the positive side, the Fund benefited from its holdings in European financial and pharmaceutical stocks, though gains in these areas were not enough to counter the negative effects of the Fund's underweighting in strong-performing Japanese banks, cyclical European companies, and U.K.-based materials stocks.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      We made several changes to the Fund's Japanese holdings. We added to Japanese nonbank financials, which we believe may deliver strong profit growth in an anticipated reflationary environment. We also added to Millea Holdings and Mitsui Sumitomo in the insurance industry. Among homebuilders, we purchased Sekisui House and Daiwa House, both of which we believe may benefit from continued recovery in Japan's property markets following 15 years of losses. These purchases were funded through sales of high-ROIC stocks such as food additives maker Ajinomoto and specialty chemical maker Kaneka, which have delivered steady gains but that we believe are likely to remain overlooked in the current environment. In Europe, we maintained our exposure to the profitable financial sector and added Germany-based Commerzbank and Allianz during the period. Both companies have enjoyed improving returns on assets, and we believe that the prospect for future profit upgrades are good.

      We reduced the Fund's holdings in the energy sector by selling Woodside Petroleum (Australia), Statoil (Norway), Sinopec (China), and by selling a portion of Lukoil (Russia). The sales of Sinopec and Lukoil coupled with OTP Bank (Hungary) and MTS (Russia) have reduced the Fund's overweighting in emerging markets.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      At the period's end, the Fund remained overweighted in noncyclical, high-ROIC companies in the health care and information technology sectors. We continued to favor the energy sector, in which we anticipate continued profit strength despite short-term volatility in oil prices. We remained underweighted in cyclical materials and industrials stocks, whose earnings estimates may be vulnerable to a global economic slowdown. The Fund is also overweighted in financials, particularly in Asia and Japan. In Hong Kong and Singapore, we believe that financial stocks could benefit from an end to U.S. interest rate increases, while Japanese insurance and brokerage stocks may benefit from Japan's domestic recovery.

      Stock analysts have been upgrading corporate earnings estimates during the past three years, but the pace of those earnings upgrades has been sluggish recently. In the face of moderating economic growth in the United States and elsewhere, we believe that cyclical industries are vulnerable to future downgrades--a major reason why we have been underweighted in these types of stocks. We continue to focus the Fund's portfolio on companies that we believe can sustain current levels of profitability and avoid those companies with profits that we believe have peaked.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. FOREIGN INVESTMENTS PRESENT CERTAIN RISKS THAT MAY NOT BE PRESENT IN DOMESTIC INVESTMENTS, INCLUDING CURRENCY FLUCTUATION, THE POTENTIAL FOR DIPLOMATIC AND POLITICAL INSTABILITY, REGULATORY AND LIQUIDITY RISKS, FOREIGN TAXATION AND DIFFERENCES IN AUDITING AND OTHER FINANCIAL STANDARDS. THESE RISKS ARE GENERALLY INTENSIFIED IN EMERGING MARKETS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO SMALL COMPANY SECURITIES RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

PERFORMANCE HIGHLIGHTS           WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

                                                                  6-Month*    1-Year    5-Year    Life of Fund
--------------------------------------------------------------------------------------------------------------
   Overseas Fund - Institutional Class (Incept. Date 12/31/2002)    3.44       14.23     10.75        6.63
--------------------------------------------------------------------------------------------------------------
   Overseas Fund - Investor Class (Incept. Date 06/30/1998)         3.09       13.52     10.25        6.34
--------------------------------------------------------------------------------------------------------------
   Benchmark
--------------------------------------------------------------------------------------------------------------
      MSCI EAFE Index 2                                             4.97       19.65     14.70        6.33

*     RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 3 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------
   Beta**                                                                  0.96
--------------------------------------------------------------------------------
   Price to Earnings Ratio (trailing 12 months)                           14.49x
--------------------------------------------------------------------------------
   Price to Book Ratio                                                     2.50x
--------------------------------------------------------------------------------
   Median Market Cap ($B)                                                $18.00
--------------------------------------------------------------------------------
   Portfolio Turnover                                                        40%
--------------------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE MSCI EAFE INDEX BETA IS 1.00 BY DEFINITION.

TEN LARGEST EQUITY HOLDINGS 3,4 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------
   Roche Holding AG                                                        2.61%
--------------------------------------------------------------------------------
   Total SA                                                                2.53%
--------------------------------------------------------------------------------
   ENI SpA                                                                 2.41%
--------------------------------------------------------------------------------
   HSBC Holdings plc                                                       2.33%
--------------------------------------------------------------------------------
   Vodafone Group plc                                                      2.23%
--------------------------------------------------------------------------------
   Aeon Company Limited                                                    2.23%
--------------------------------------------------------------------------------
   Royal Dutch Shell plc Class A                                           2.16%
--------------------------------------------------------------------------------
   Legal & General Group plc                                               2.01%
--------------------------------------------------------------------------------
   E.ON AG                                                                 1.80%
--------------------------------------------------------------------------------
   Sumitomo Trust & Banking Company Limited                                1.66%

PORTFOLIO COMPOSITION 3 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Australia                                                                    4%
Belgium                                                                      1%
Denmark                                                                      1%
France                                                                      13%
Germany                                                                      8%
Greece                                                                       1%
Hong Kong                                                                    5%
Italy                                                                        3%
Japan                                                                       20%
Netherlands                                                                  6%
Norway                                                                       1%
Russia                                                                       1%
Singapore                                                                    1%
South Korea                                                                  1%
Spain                                                                        2%
Sweeden                                                                      1%
Switzerland                                                                  9%
Thailand                                                                     1%
United Kingdom                                                              21%

GROWTH OF $10,000 INVESTMENT 5 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS DEPICTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                     WELLS FARGO ADVANTAGE
                        OVERSEAS FUND -
   Date                  Investor Class           MSCI EAFE Index
----------               --------------           ---------------
 6/30/1998                  10,000                      10000
 7/31/1998                  10,570                     10,104
 8/31/1998                   9,290                      8,854
 9/30/1998                   8,370                      8,585
10/31/1998                   8,200                      9,482
11/30/1998                   8,950                      9,970
12/31/1998                  10,460                     10,366
 1/31/1999                  11,600                     10,338
 2/28/1999                  11,080                     10,094
 3/31/1999                  11,410                     10,518
 4/30/1999                  11,420                     10,946
 5/31/1999                  11,060                     10,385
 6/30/1999                  12,240                     10,792
 7/31/1999                  12,860                     11,115
 8/31/1999                  12,800                     11,159
 9/30/1999                  13,380                     11,273
10/31/1999                  14,370                     11,698
11/30/1999                  17,330                     12,107
12/31/1999                  20,530                     13,196
 1/31/2000                  19,880                     12,360
 2/29/2000                  23,430                     12,695
 3/31/2000                  21,610                     13,189
 4/30/2000                  19,310                     12,498
 5/31/2000                  18,080                     12,195
 6/30/2000                  19,040                     12,675
 7/31/2000                  18,020                     12,146
 8/31/2000                  18,520                     12,254
 9/30/2000                  16,280                     11,659
10/31/2000                  15,170                     11,386
11/30/2000                  13,850                     10,962
12/31/2000                  13,660                     11,354
 1/31/2001                  14,090                     11,349
 2/28/2001                  12,770                     10,499
 3/31/2001                  11,760                      9,804
 4/30/2001                  12,720                     10,491
 5/31/2001                  12,250                     10,129
 6/30/2001                  11,980                      9,719
 7/31/2001                  11,640                      9,543
 8/31/2001                  11,360                      9,303
 9/30/2001                  10,200                      8,363
10/31/2001                  10,410                      8,577
11/30/2001                  10,780                      8,893
12/31/2001                  11,044                      8,946
 1/31/2002                  10,485                      8,472
 2/28/2002                  10,434                      8,532
 3/31/2002                  10,871                      8,997
 4/30/2002                  10,861                      9,062
 5/31/2002                  10,851                      9,185
 6/30/2002                  10,485                      8,823
 7/31/2002                   9,336                      7,953
 8/31/2002                   9,305                      7,937
 9/30/2002                   8,431                      7,086
10/31/2002                   8,654                      7,468
11/30/2002                   8,959                      7,808
12/31/2002                   8,837                      7,546
 1/31/2003                   8,512                      7,231
 2/28/2003                   8,410                      7,066
 3/31/2003                   8,288                      6,932
 4/30/2003                   8,959                      7,620
 5/31/2003                   9,478                      8,089
 6/30/2003                   9,590                      8,289
 7/31/2003                   9,763                      8,491
 8/31/2003                   9,966                      8,697
 9/30/2003                  10,159                      8,967
10/31/2003                  10,607                      9,526
11/30/2003                  10,942                      9,740
12/31/2003                  11,680                     10,501
 1/31/2004                  11,925                     10,650
 2/29/2004                  12,192                     10,898
 3/31/2004                  12,174                     10,963
 4/30/2004                  11,754                     10,725
 5/31/2004                  11,908                     10,771
 6/30/2004                  12,194                     11,012
 7/31/2004                  11,775                     10,656
 8/31/2004                  11,887                     10,705
 9/30/2004                  12,256                     10,987
10/31/2004                  12,573                     11,362
11/30/2004                  13,269                     12,141
12/31/2004                  13,816                     12,674
 1/31/2005                  13,495                     12,443
 2/28/2005                  14,095                     12,983
 3/31/2005                  13,714                     12,662
 4/30/2005                  13,351                     12,379
 5/31/2005                  13,300                     12,398
 6/30/2005                  13,548                     12,567
 7/31/2005                  13,962                     12,953
 8/31/2005                  14,293                     13,284
 9/30/2005                  14,635                     13,879
10/31/2005                  14,179                     13,474
11/30/2005                  14,273                     13,807
12/31/2005                  14,905                     14,451
 1/31/2006                  15,844                     15,339
 2/28/2006                  15,631                     15,308
 3/31/2006                  16,115                     15,820
 4/30/2006                  16,769                     16,587
 5/31/2006                  15,987                     15,963
 6/30/2006                  16,015                     15,968
 7/31/2006                  16,143                     16,128
 8/31/2006                  16,627                     16,576
 9/30/2006                  16,613                     16,605

--------------------------------------------------------------------------------

      The views expressed are as of September 30, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE OVERSEAS FUND.

1 The Fund's Adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

            Performance shown for the Institutional Class shares of the WELLS FARGO ADVANTAGE OVERSEAS FUND for periods prior to April 11, 2005, reflects the performance of the Institutional Class shares of the Strong Overseas Fund, its predecessor fund, and for periods prior to December 31, 2002, reflects the performance of the Investor Class shares of the Strong Overseas Fund. Performance shown for the Investor Class shares of the WELLS FARGO ADVANTAGE OVERSEAS FUND for periods prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Overseas Fund, its predecessor fund.

2 The Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an Index.

3 Fund characteristics, ten largest equity holdings and portfolio composition are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, ten largest equity holdings and portfolio composition.

4 The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio.

5 The chart compares the performance of the WELLS FARGO ADVANTAGE OVERSEAS FUND Investor Class shares for the life of the Fund with the MSCI EAFE Index. The chart assumes a hypothetical investment of $10,000 in Investor Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS        FUND EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

      As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2006 to September 30, 2006).

ACTUAL EXPENSES

      The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                Beginning      Ending
                                                                 Account       Account       Expenses     Net Annual
                                                                  Value         Value      Paid During      Expense
                                                               04/01/2006    09/30/2006     Period(1)        Ratio
   Wells Fargo Advantage Asia Pacific Fund
--------------------------------------------------------------------------------------------------------------------
   Wells Fargo Advantage Asia Pacific Fund - Investor Class
   Actual                                                       $1,000.00     $  963.20       $8.12          1.65%
--------------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)                     $1,000.00     $1,016.80       $8.34          1.65%
   Wells Fargo Advantage Overseas Fund
--------------------------------------------------------------------------------------------------------------------
   Wells Fargo Advantage Overseas Fund - Institutional Class
   Actual                                                       $1,000.00     $1,034.40       $4.84          0.95%
--------------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)                     $1,000.00     $1,020.31       $4.81          0.95%
--------------------------------------------------------------------------------------------------------------------
   Wells Fargo Advantage Overseas Fund - Investor Class
   Actual                                                       $1,000.00     $1,030.90       $7.43          1.46%
--------------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)                     $1,000.00     $1,017.75       $7.38          1.46%

(1) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006               WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

   ASIA PACIFIC FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
INVESTMENT COMPANIES - 0.01%

BERMUDA - 0.01%
         10,754    CHINA HEARTLAND FUND LIMITED (STOCK FUNDS)+ (a)                                                  $        39,790
                                                                                                                    ---------------

TOTAL INVESTMENT COMPANIES (COST $53,770)                                                                                    39,790
                                                                                                                    ---------------

COMMON STOCKS - 92.69%

AUSTRALIA - 5.84%
      2,471,626    EMECO HOLDINGS LIMITED (MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS)+<<                   3,371,053
      4,104,583    KIMBERLEY DIAMOND COMPANY (MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS)+                  2,936,784
      1,400,000    LIHIR GOLD LIMITED (MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS)+                         3,015,488
        839,190    MAYNE GROUP LIMITED (HEALTH SERVICES)                                                                  2,139,036
      2,007,937    OXIANA LIMITED (MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS)<<                            4,339,900
     10,419,360    PAN AUSTRALIAN RESOURCES LIMITED (METAL MINING)+                                                       2,135,529
        280,800    PUBLISHING & BROADCASTING LIMITED (PRINTING, PUBLISHING & ALLIED INDUSTRIES)<<                         3,900,989

                                                                                                                         21,838,779
                                                                                                                    ---------------

CAYMAN ISLANDS - 1.81%
         21,300    NEW ORIENTAL EDUCATION & TECHNOLOGY GROUP INCORPORATED (EDUCATIONAL SERVICES)+                           521,850
     13,000,000    POLYTEC ASSET HOLDINGS LIMITED (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)           3,737,814
      2,100,000    VINALAND LIMITED (REAL ESTATE)+                                                                        2,488,500

                                                                                                                          6,748,164
                                                                                                                    ---------------

CHINA - 0.12%
        315,000    CHINA MERCHANTS BANK COMPANY LIMITED (DEPOSITORY INSTITUTIONS)+<<                                        443,955
                                                                                                                    ---------------

HONG KONG - 6.79%
      8,260,000    CHINA TING GROUP HOLDINGS LIMITED (APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS
                   & SIMILAR MATERIALS)                                                                                   1,802,417
     14,356,000    FIRST PACIFIC COMPANY LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                 6,744,362
      2,614,000    HONG KONG & CHINA GAS COMPANY LIMITED (OIL & GAS EXTRACTION)<<                                         6,126,785
      6,519,000    NOBLE GROUP LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)<<                                         4,268,698
      9,680,000    SHANGHAI ELECTRIC GROUP COMPANY LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY &
                   COMPUTER EQUIPMENT)+                                                                                   3,255,389
     51,880,000    TECHPACIFIC CAPITAL LIMITED (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)+             3,196,447

                                                                                                                         25,394,098
                                                                                                                    ---------------

INDIA - 3.63%
         79,800    BHARAT EARTH MOVERS LIMITED (ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES)          1,627,016
        451,891    E.I.D. PARRY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                                     1,600,929
        164,067    GMR INFRASTRUCTURE LIMITED (HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION CONTRACTS)+              841,145
        170,200    INDIAN HOTELS COMPANY LIMITED (HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES)+                    5,132,313
        171,600    RELIANCE INDUSTRIES LIMITED (CHEMICALS & ALLIED PRODUCTS)                                              4,378,275

                                                                                                                         13,579,678
                                                                                                                    ---------------

INDONESIA - 1.79%
     12,012,000    PT INDOSAT TBK (COMMUNICATIONS)                                                                        6,705,886
                                                                                                                    ---------------

JAPAN - 25.66%
        137,700    ATRIUM COMPANY LIMITED (REAL ESTATE)<<                                                                 3,823,543
            900    CREED CORPORATION (REAL ESTATE)<<                                                                      3,207,619
            960    EAST JAPAN RAILWAY COMPANY (RAILROADS)                                                                 6,712,889
         60,000    JAFCO COMPANY LIMITED (HOLDING & OTHER INVESTMENT OFFICES)                                             3,027,302
        187,000    MITSUBISHI CORPORATION (BUSINESS SERVICES)                                                             3,514,413
            400    MITSUBISHI UFJ FINANCIAL GROUP INCORPORATED (DEPOSITORY INSTITUTIONS)                                  5,147,090
            875    MIZUHO FINANCIAL GROUP INCORPORATED (BANKING)                                                          6,785,185
        421,000    NISSHINBO INDUSTRIES INCORPORATED (TEXTILE MILL PRODUCTS)                                              4,444,334
        406,000    NOMURA HOLDINGS INCORPORATED (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)             7,149,037

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS               SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   ASIA PACIFIC FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
JAPAN (CONTINUED)
          3,000    PACIFIC GOLF GROUP INTERNATIONAL (AMUSEMENT & RECREATION SERVICES)+<<                            $     4,571,429
        200,600    PARK24 COMPANY LIMITED (COMMERCIAL SERVICES)<<                                                         6,589,020
          6,900    SBI HOLDINGS INCORPORATED (HOLDING & OTHER INVESTMENT OFFICES)                                         2,467,937
        118,500    SEGA SAMMY HOLDINGS INCORPORATED (AMUSEMENT & RECREATION SERVICES)                                     3,812,063
        468,000    SHARP CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
                   COMPUTER EQUIPMENT)                                                                                    8,022,857
        648,000    SHIMIZU CORPORATION (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                   3,702,857
      1,115,000    SHINSEI BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                         6,796,190
        103,000    TAKEDA PHARMACEUTICAL COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                    6,426,328
        220,800    VALOR COMPANY LIMITED (WHOLESALE TRADE-DURABLE GOODS)                                                  3,831,873
            530    VILLAGE VANGUARD COMPANY LIMITED (MISCELLANEOUS RETAIL)+                                               3,320,212
          5,500    XINHUA FINANCE LIMITED (BUSINESS SERVICES)+                                                            2,542,222

                                                                                                                         95,894,400
                                                                                                                    ---------------

MALAYSIA - 0.66%
      7,641,500    TITAN CHEMICALS CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                              2,465,668
                                                                                                                    ---------------

NEW ZEALAND - 0.96%
      1,600,000    RAKON LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
                   COMPUTER EQUIPMENT)+                                                                                   3,572,127
                                                                                                                    ---------------

PHILIPPINES - 4.22%
    152,574,000    MEGAWORLD CORPORATION (REAL ESTATE)                                                                    5,836,662
        506,140    PHILIPPINE STOCK EXCHANGE INCORPORATED (SECURITY & COMMODITY BROKERS, DEALERS,
                   EXCHANGES & SERVICES)+                                                                                 2,269,008
      7,632,000    ROBINSON LAND CORPORATION (REAL ESTATE)                                                                1,976,808
        747,155    SM INVESTMENTS CORPORATION (HOLDING & OTHER INVESTMENT OFFICES)                                        3,721,633
      5,509,500    UNIVERSAL ROBINA CORPORATION (TEXTILE MILL PRODUCTS)                                                   1,975,912

                                                                                                                         15,780,023
                                                                                                                    ---------------

SINGAPORE - 25.11%
     10,382,000    BANYAN TREE HOLDINGS LIMITED (HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES)+<<                   5,556,241
      5,820,000    CHINA MILK PRODUCTS GROUP (FOOD & KINDRED PRODUCTS)+                                                   3,884,275
        961,000    CITY DEVELOPMENTS LIMITED (REAL ESTATE)                                                                6,474,233
      1,583,100    DAIRY FARM INTERNATIONAL HOLDINGS LIMITED (FOOD STORES)                                                5,034,258
        690,000    DBS GROUP HOLDINGS LIMITED (DEPOSITORY INSTITUTIONS)                                                   8,341,256
      3,435,000    FIBRECHEM TECHNOLOGIES LIMITED (CHEMICALS & ALLIED PRODUCTS)                                           2,789,958
      2,705,000    FRASER & NEAVE LIMITED (MULTI-INDUSTRY COMPANIES)                                                      7,050,968
      5,700,000    FUNG CHOI PRINTING & PACKAGING GROUP LIMITED (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                1,920,038
      1,276,000    HONGKONG LAND HOLDINGS LIMITED (REAL ESTATE)<<                                                         4,950,880
      2,813,000    HYFLUX LIMITED (BUSINESS SERVICES)                                                                     4,073,603
      7,080,300    JURONG TECHNOLOGIES INDUSTRIAL CORPORATION LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY &
                   COMPUTER EQUIPMENT)                                                                                    5,171,193
        615,000    KEPPEL CORPORATION LIMITED (BUSINESS SERVICES)                                                         5,730,836
      8,000,000    KIM ENG HOLDINGS LIMITED (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)                 7,051,787
      5,800,000    LMA INTERNATIONAL NV (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC,
                   MEDICAL & OPTICAL)+                                                                                    2,684,086
      8,875,000    MACQUARIE MEAG PRIME REIT (REAL ESTATE INVESTMENT TRUSTS (REITS))                                      5,448,213
      5,827,000    PEOPLES FOOD HOLDINGS LIMITED (FOOD & KINDRED PRODUCTS)<<                                              3,962,323
      2,410,000    SINGAPORE TELECOMMUNICATIONS LIMITED (COMMUNICATIONS)                                                  3,702,440
      3,417,000    SINO-ENVIRONMENT TECHNOLOGY GROUP LIMITED (ELECTRIC, GAS & SANITARY SERVICES)+                         2,237,482
      9,362,000    STATS CHIPPAC LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                   EXCEPT COMPUTER EQUIPMENT)+                                                                            5,747,175
      1,725,000    WING TAI HOLDINGS LIMITED (REAL ESTATE)                                                                2,052,731

                                                                                                                         93,863,976
                                                                                                                    ---------------

SOUTH KOREA - 1.34%
         14,100    LOTTE SHOPPING COMPANY LIMITED (APPAREL & ACCESSORY STORES)                                            4,991,810
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006               WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

    ASIA PACIFIC FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
TAIWAN - 8.07%
      1,148,760    ACER INCORPORATED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
                   COMPUTER EQUIPMENT)                                                                              $     1,947,139
      5,722,200    FORMOSA TAFFETA COMPANY LIMITED (TEXTILE MILL PRODUCTS)                                                3,008,272
      3,200,000    GREATEK ELECTRONIC INCORPORATED (BUSINESS SERVICES)                                                    3,490,294
      3,465,000    HUNG POO REAL ESTATE DEVELOPMENT CORPORATION (REAL ESTATE)                                             3,695,581
      3,884,000    MITAC INTERNATIONAL CORPORATION (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)               4,095,524
      2,457,000    SANYO ELECTRIC COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                   EXCEPT COMPUTER EQUIPMENT)                                                                             1,659,157
        757,000    SHIN ZU SHING COMPANY LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)+                4,437,133
      4,914,975    TSRC CORPORATION (RUBBER & MISCELLANEOUS PLASTICS PRODUCTS)                                            2,717,548
      7,674,000    YUANTA CORE PACIFIC SECURITIES COMPANY (FINANCIAL SERVICES)                                            5,112,522

                                                                                                                         30,163,170
                                                                                                                    ---------------

THAILAND - 3.14%
      3,437,000    AIRPORTS OF THAILAND PUBLIC COMPANY LIMITED (TRANSPORTATION BY AIR)                                    5,306,695
      9,833,000    SOLARTRON PUBLIC COMPANY LIMITED (ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT &
                   RELATED SERVICES)                                                                                      1,871,581
     24,500,000    THAI BEVERAGE PUBLIC COMPANY LIMITED (FOOD & KINDRED PRODUCTS)                                         4,550,606

                                                                                                                         11,728,882
                                                                                                                    ---------------

USA - 2.58%
        238,000    SOHU.COM INCORPORATED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
                   COMPUTER EQUIPMENT)+                                                                                   5,240,760
        169,800    SUNTECH POWER HOLDINGS COMPANY (FOOD & KINDRED PRODUCTS)+                                              4,385,932

                                                                                                                          9,626,692
                                                                                                                    ---------------

VIETNAM - 0.97%
        700,000    VIETNAM DAIRY PRODUCTS COMPANY (AGRICULTURAL PRODUCTION LIVESTOCK & ANIMAL SPECIALIZED)+               3,619,000
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $347,010,076)                                                                                 346,416,308
                                                                                                                    ---------------

COLLATERAL FOR SECURITIES LENDING - 6.02%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 6.02%
     22,514,659    BANK OF NEW YORK INSTITUTIONAL CASH RESERVE FUND                                                      22,514,659
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $22,514,659)                                                               22,514,659
                                                                                                                    ---------------

SHORT-TERM INVESTMENTS - 6.82%

     25,484,884    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                           25,484,884
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $25,484,884)                                                                          25,484,884
                                                                                                                    ---------------
TOTAL INVESTMENTS IN SECURITIES
(COST $395,063,389)*                                105.54%                                                         $   394,455,641

OTHER ASSETS AND LIABILITIES, NET                    (5.54)                                                             (20,711,792)
                                                    ------                                                          ---------------

TOTAL NET ASSETS                                    100.00%                                                         $   373,743,849
                                                    ======                                                          ===============

+     NON-INCOME EARNING SECURITIES.

(a) SECURITY FAIR VALUED IN ACCORDANCE WITH THE PROCEDURES APPROVED BY THE BOARD OF TRUSTEES.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $25,484,884.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $395,461,351 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

      GROSS UNREALIZED APPRECIATION                                $ 23,661,667
      GROSS UNREALIZED DEPRECIATION                                 (24,667,377)
                                                                   ------------
      NET UNREALIZED APPRECIATION (DEPRECIATION)                   $ (1,005,710)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS               SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   OVERSEAS FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 97.62%

AUSTRALIA - 4.26%
         28,000    ORICA LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                           $       468,914
         42,071    PUBLISHING & BROADCASTING LIMITED (PRINTING, PUBLISHING & ALLIED INDUSTRIES)<<                           584,468
         28,000    QBE INSURANCE GROUP LIMITED (INSURANCE CARRIERS)                                                         511,276
         14,892    RIO TINTO LIMITED (METAL MINING)<<                                                                       778,041
         44,000    WESTFIELD GROUP (PROPERTIES)                                                                             617,169

                                                                                                                          2,959,868
                                                                                                                    ---------------

BELGIUM - 1.36%
          2,596    DELHAIZE GROUP (FOOD STORES)                                                                             218,086
         18,000    FORTIS (DEPOSITORY INSTITUTIONS)                                                                         730,627

                                                                                                                            948,713
                                                                                                                    ---------------

DENMARK - 0.83%
         14,700    DANSKE BANK A/S (DEPOSITORY INSTITUTIONS)                                                                578,140
                                                                                                                    ---------------

FRANCE - 12.90%
         68,100    ALCATEL SA (COMMUNICATIONS)                                                                              831,594
          8,100    ALSTOM RGPT (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)+                                    732,853
            655    ARKEMA (OIL & GAS EXTRACTION)+                                                                            30,925
         25,755    AXA SA (INSURANCE CARRIERS)                                                                              949,716
         10,100    BOUYGUES SA (ENGINEERING CONSTRUCTION)                                                                   540,214
         11,225    CAP GEMINI SA (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                   595,404
         10,600    CARREFOUR SA (FOOD STORES)                                                                               669,784
          5,284    LVMH MOET HENNESSY LOUIS VUITTON SA (CONSUMER SERVICES)                                                  544,407
             62    PAGESJAUNES SA (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                  1,761
          5,350    SANOFI-AVENTIS SA (CHEMICALS & ALLIED PRODUCTS)                                                          476,243
         19,000    SUEZ SA (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                                 835,546
          9,659    TECHNIP SA (OIL & GAS EXTRACTION)                                                                        548,961
         26,216    TOTAL SA (OIL & GAS EXTRACTION)<<                                                                      1,720,341
         13,800    VIVENDI UNIVERSAL SA (COMMUNICATIONS)                                                                    497,501

                                                                                                                          8,975,250
                                                                                                                    ---------------

GERMANY - 7.76%
          5,000    ALLIANZ AG (INSURANCE CARRIERS)                                                                          865,320
          7,700    BAYERISCHE MOTOREN WERKE AG (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                             412,432
         24,169    COMMERZBANK AG (DEPOSITORY INSTITUTIONS)                                                                 813,694
         10,300    E.ON AG (ELECTRIC, GAS & SANITARY SERVICES)                                                            1,220,938
          4,800    FRESENIUS MEDICAL CARE AG (HEALTH SERVICES)                                                              623,517
         11,900    METRO AG (FOOD STORES)                                                                                   695,491
          3,870    SAP AG (BUSINESS SERVICES)                                                                               767,512

                                                                                                                          5,398,904
                                                                                                                    ---------------

GREECE - 1.06%
         27,552    ALPHA BANK AE (DEPOSITORY INSTITUTIONS)                                                                  735,083
                                                                                                                    ---------------

HONG KONG - 5.02%
         61,000    CHEUNG KONG HOLDINGS LIMITED (REAL ESTATE)                                                               654,971
        101,000    CHINA MOBILE (HONG KONG) LIMITED (COMMUNICATIONS)                                                        713,682
        571,000    CHINA PETROLEUM & CHEMICAL CORPORATION (SINOPEC) (OIL COMPANIES)                                         354,738
      1,264,000    GUANGDONG INVESTMENT LIMITED (BUSINESS SERVICES)                                                         511,074

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006               WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

   OVERSEAS FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
HONG KONG (CONTINUED)
         68,000    SUN HUNG KAI PROPERTIES LIMITED (REAL ESTATE)                                                    $       742,351
         95,000    TELEVISION BROADCASTS LIMITED (MOTION PICTURES)                                                          512,152

                                                                                                                          3,488,968
                                                                                                                    ---------------

IRELAND - 0.00%
        254,000    CONNEMARA GREEN MARBLE QUARRIES PLC (MINING & QUARRYING OF NONMETALLIC MINERALS,
                   EXCEPT FUELS)+ (a)                                                                                             0
                                                                                                                    ---------------

ITALY - 3.27%
         55,100    ENI SPA (PETROLEUM REFINING & RELATED INDUSTRIES)<<                                                    1,632,857
         77,300    UNICREDITO ITALIANO SPA (DEPOSITORY INSTITUTIONS)                                                        641,545

                                                                                                                          2,274,402
                                                                                                                    ---------------

JAPAN - 19.53%
         61,700    AEON COMPANY LIMITED (MISCELLANEOUS RETAIL)                                                            1,512,140
         32,000    DAIWA HOUSE INDUSTRY COMPANY LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS &
                   OPERATIVE BUILDERS)                                                                                      553,989
         27,000    KAO CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                            720,000
          2,200    KEYENCE CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
                   COMPUTER EQUIPMENT)                                                                                      506,582
         19,000    MILLEA HOLDINGS INCORPORATED (INSURANCE CARRIERS)                                                        689,530
         69,000    MITSUI SUMITOMO INSURANCE COMPANY LIMITED (INSURANCE CARRIERS)                                           862,756
         13,400    MURATA MANUFACTURING COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                   EXCEPT COMPUTER EQUIPMENT)                                                                               930,201
         48,000    NIKKO CORDIAL CORPORATION (FINANCIAL)                                                                    556,698
        104,000    NIPPON OIL CORPORATION (OIL & GAS EXTRACTION)                                                            765,968
         49,000    NISSAN MOTOR COMPANY LIMITED (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                            548,800
         33,000    NOMURA HOLDINGS INCORPORATED (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)               581,079
            450    NTT DOCOMO INCORPORATED (COMMUNICATIONS)                                                                 693,333
         26,000    OMRON CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
                   COMPUTER EQUIPMENT)                                                                                      638,307
         19,000    SECOM COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
                   COMPUTER EQUIPMENT)                                                                                      940,952
         72,000    SEKISUI HOUSE LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                 1,089,219
         19,000    SHARP CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
                   COMPUTER EQUIPMENT)                                                                                      325,714
         88,000    SHINSEI BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                           536,381
        108,000    SUMITOMO TRUST & BANKING COMPANY LIMITED (DEPOSITORY INSTITUTIONS)                                     1,130,057

                                                                                                                         13,581,706
                                                                                                                    ---------------

NETHERLANDS - 7.75%
         12,693    AKZO NOBEL NV (CHEMICALS & ALLIED PRODUCTS)                                                              781,915
         28,500    ASML HOLDING NV (SEMICONDUCTOR EQUIPMENT MANUFACTURING & RELATED)+                                       666,413
         21,000    ING GROEP NV (FINANCIAL SERVICES)                                                                        923,765
         13,100    ROYAL DUTCH SHELL PLC ADR (PETROLEUM REFINING & RELATED INDUSTRIES)                                      865,910
         44,400    ROYAL DUTCH SHELL PLC CLASS A (PETROLEUM REFINING & RELATED INDUSTRIES)                                1,464,787
         26,300    WOLTERS KLUWER NV (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                             686,006

                                                                                                                          5,388,796
                                                                                                                    ---------------

NORWAY - 0.78%
            856    ORKLA ASA (FOOD & KINDRED PRODUCTS)                                                                       40,724
         21,196    STATOIL ASA (PETROLEUM REFINING & RELATED INDUSTRIES)                                                    500,947

                                                                                                                            541,671
                                                                                                                    ---------------

RUSSIA - 0.41%
          3,800    LUKOIL ADR (OIL & GAS EXTRACTION)                                                                        286,900
                                                                                                                    ---------------

SINGAPORE - 1.14%
        249,000    CAPITALAND LIMITED (REAL ESTATE)                                                                         791,720
                                                                                                                    ---------------

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS               SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   OVERSEAS FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
SOUTH KOREA - 0.32%
            428    SAMSUNG ELECTRONICS COMPANY LIMITED - PREFERRED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT
                   & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)+                                                        $       224,799
                                                                                                                    ---------------

SPAIN - 1.80%
         36,400    BANCO BILBAO VIZCAYA ARGENTARIA SA (DEPOSITORY INSTITUTIONS)                                             842,368
         18,768    INDRA SISTEMAS SA (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                               408,388

                                                                                                                          1,250,756
                                                                                                                    ---------------

SWEDEN - 1.19%
         26,857    SECURITAS AB (BUSINESS SERVICES)                                                                         337,172
         26,857    SECURITAS DIRECT AB B SHARES (BUSINESS SERVICES)+                                                         67,434
         26,857    SECURITAS SYSTEMS AB CLASS B (BUSINESS SERVICES)+                                                        100,785
         10,822    SWEDBANK AB (DEPOSITORY INSTITUTIONS)+                                                                   321,198

                                                                                                                            826,589
                                                                                                                    ---------------

SWITZERLAND - 8.45%
          8,700    HOLCIM LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                          711,056
         17,000    NOVARTIS AG (CHEMICALS & ALLIED PRODUCTS)                                                                992,443
         11,220    NOVARTIS AG ADR (CHEMICALS & ALLIED PRODUCTS)                                                            655,697
         10,263    ROCHE HOLDING AG (HEALTH SERVICES)                                                                     1,774,450
         12,700    UBS AG (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)                                     759,695
          4,000    ZURICH FINANCIAL SERVICES AG (FINANCIAL SERVICES)+                                                       982,846

                                                                                                                          5,876,187
                                                                                                                    ---------------

THAILAND - 1.45%
        247,800    ADVANCED INFORMATION SERVICE PUBLIC COMPANY LIMITED (FOREIGN REGISTERED) (COMMUNICATIONS)                593,691
        146,000    BANGKOK BANK PUBLIC COMPANY LIMITED (DEPOSITORY INSTITUTIONS)                                            415,866

                                                                                                                          1,009,557
                                                                                                                    ---------------

UNITED KINGDOM - 18.34%
          4,144    ASTRAZENECA PLC (CHEMICALS & ALLIED PRODUCTS)                                                            258,995
         58,500    AVIVA PLC (INSURANCE CARRIERS)                                                                           857,637
         86,000    BAE SYSTEMS PLC (TRANSPORTATION BY AIR)                                                                  636,438
         65,000    BARCLAYS PLC (DEPOSITORY INSTITUTIONS)                                                                   820,274
         71,000    BRITISH SKY BROADCASTING PLC (COMMUNICATIONS)                                                            725,833
         39,167    EMAP PLC (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                      551,468
         47,000    EMAP PLC B SHARES (PRINTING, PUBLISHING & ALLIED INDUSTRIES)+                                             96,800
         28,800    GLAXOSMITHKLINE PLC (CHEMICALS & ALLIED PRODUCTS)                                                        766,792
         19,000    GLAXOSMITHKLINE PLC ADR (CHEMICALS & ALLIED PRODUCTS)                                                  1,011,370
         86,600    HSBC HOLDINGS PLC (DEPOSITORY INSTITUTIONS)+                                                           1,580,103
        510,400    LEGAL & GENERAL GROUP PLC (INSURANCE CARRIERS)                                                         1,361,793
         56,338    NATIONAL GRID PLC (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
                   COMPUTER EQUIPMENT)                                                                                      704,106
         67,227    ROLLS ROYCE GROUP PLC (AEROSPACE, DEFENSE)+                                                              570,200
         72,500    SCOTTISH & NEWCASTLE PLC (FOOD & KINDRED PRODUCTS)                                                       773,746
         31,140    SMITHS GROUP PLC (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                                522,702
        662,462    VODAFONE GROUP PLC (COMMUNICATIONS)                                                                    1,516,338

                                                                                                                         12,754,595
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $58,792,326)                                                                                   67,892,604
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006               WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

    OVERSEAS FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COLLATERAL FOR SECURITIES LENDING - 4.58%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 4.58%

      3,185,941    BANK OF NEW YORK INSTITUTIONAL CASH RESERVE FUND                                                 $     3,185,941
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $3,185,941)                                                                 3,185,941
                                                                                                                    ---------------

SHORT-TERM INVESTMENTS - 1.63%
      1,136,886    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                            1,136,886
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $1,136,886)                                                                            1,136,886
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $63,115,153)*                                 103.83%                                                         $    72,215,431

OTHER ASSETS AND LIABILITIES, NET                    (3.83)                                                              (2,664,595)
                                                    ------                                                          ---------------

TOTAL NET ASSETS                                    100.00%                                                         $    69,550,836
                                                    ======                                                          ===============

+     NON-INCOME EARNING SECURITIES.

(a) SECURITY FAIR VALUED IN ACCORDANCE WITH THE PROCEDURES APPROVED BY THE BOARD OF TRUSTEES.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $1,136,886.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $63,118,057 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

      GROSS UNREALIZED APPRECIATION                                $ 11,078,045
      GROSS UNREALIZED DEPRECIATION                                  (1,980,671)
                                                                   ------------
      NET UNREALIZED APPRECIATION (DEPRECIATION)                   $  9,097,374

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                        STATEMENTS OF ASSETS AND
WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS  LIABILITIES--SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

                                                                                        ASIA PACIFIC FUND     OVERSEAS FUND
---------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
   IN SECURITIES, AT MARKET VALUE ..................................................    $     346,456,098     $  67,892,604
   COLLATERAL FOR SECURITIES LOANED (NOTE 2) .......................................           22,514,659         3,185,941
   INVESTMENTS IN AFFILIATES .......................................................           25,484,884         1,136,886
                                                                                        -----------------     -------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) .................................          394,455,641        72,215,431
                                                                                        -----------------     -------------
   CASH ............................................................................                  104                 0
   FOREIGN CURRENCY, AT VALUE ......................................................              344,468                 0
   RECEIVABLE FOR FUND SHARES ISSUED ...............................................            1,229,621            18,653
   RECEIVABLE FOR INVESTMENTS SOLD .................................................            6,658,358           523,623
   RECEIVABLES FOR DIVIDENDS AND INTEREST ..........................................            1,031,321           239,743
   PREPAID EXPENSES AND OTHER ASSETS ...............................................               47,647                 0
                                                                                        -----------------     -------------
TOTAL ASSETS .......................................................................          403,767,160        72,997,450
                                                                                        -----------------     -------------

LIABILITIES

   FOREIGN TAXES PAYABLE ...........................................................               27,815                 0
   PAYABLE FOR FUND SHARES REDEEMED ................................................              618,687            50,911
   PAYABLE FOR INVESTMENTS PURCHASED ...............................................            6,352,274           144,283
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) ...........................              431,188            50,105
   PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT .........................               78,688            12,737
   PAYABLE FOR SECURITIES LOANED (NOTE 2) ..........................................           22,514,659         3,185,941
   ACCRUED EXPENSES AND OTHER LIABILITIES ..........................................                    0             2,637
                                                                                        -----------------     -------------
TOTAL LIABILITIES ..................................................................           30,023,311         3,446,614
                                                                                        -----------------     -------------
TOTAL NET ASSETS ...................................................................    $     373,743,849     $  69,550,836
                                                                                        =================     =============

NET ASSETS CONSIST OF:
---------------------------------------------------------------------------------------------------------------------------
   PAID-IN CAPITAL .................................................................    $     322,914,494     $  65,269,487
   UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ......................................           (1,235,203)          731,693
   UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS ...........................           52,691,357        (5,546,904)
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN CURRENCIES AND
      TRANSLATION OF ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES ......             (626,799)        9,096,560
                                                                                        -----------------     -------------
TOTAL NET ASSETS                                                                        $     373,743,849     $  69,550,836
                                                                                        -----------------     -------------

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
---------------------------------------------------------------------------------------------------------------------------
   NET ASSETS - INSTITUTIONAL CLASS ................................................                  N/A     $   6,156,825
   SHARES OUTSTANDING - INSTITUTIONAL CLASS ........................................                  N/A           524,555
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - INSTITUTIONAL CLASS ..............                  N/A     $       11.74
   NET ASSETS - INVESTOR CLASS .....................................................    $     373,743,849     $  63,394,011
   SHARES OUTSTANDING - INVESTOR CLASS .............................................           29,749,082         5,430,240
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - INVESTOR CLASS ...................    $           12.56     $       11.67
                                                                                        -----------------     -------------
INVESTMENTS AT COST ................................................................    $     395,063,389     $  63,115,153
                                                                                        =================     =============
FOREIGN CURRENCIES AT COST .........................................................    $         346,533     $           0
                                                                                        =================     =============
SECURITIES ON LOAN, AT MARKET VALUE ................................................    $      21,119,741     $   3,020,027
                                                                                        =================     =============

(1)   EACH FUND HAS AN UNLIMITED NUMBER OF AUTHORIZED SHARES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS--                                 WELLS FARGO ADVANTAGE
FOR THE YEAR ENDED SEPTEMBER 30, 2006                  INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

                                                                                        ASIA PACIFIC FUND     OVERSEAS FUND
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   DIVIDENDS(1) ....................................................................    $       5,727,436     $   1,864,048
   INTEREST ........................................................................               56,371                 0
   INCOME FROM AFFILIATED SECURITIES ...............................................              961,095            55,109
   SECURITIES LENDING INCOME, NET ..................................................              198,110            37,409
                                                                                        -----------------     -------------
TOTAL INVESTMENT INCOME ............................................................            6,943,012         1,956,566
                                                                                        -----------------     -------------
EXPENSES
   ADVISORY FEES ...................................................................            3,310,275           646,726
ADMINISTRATION FEES
      FUND LEVEL ...................................................................              150,467            34,038
      INSTITUTIONAL CLASS ..........................................................                  N/A             4,775
      INVESTOR CLASS ...............................................................              752,335           248,432
   CUSTODY FEES ....................................................................              752,335            68,076
   SHAREHOLDER SERVICING FEES ......................................................              752,335           155,270
   ACCOUNTING FEES .................................................................               36,545            31,060
   PROFESSIONAL FEES ...............................................................               29,994            24,202
   REGISTRATION FEES ...............................................................               36,202            21,286
   SHAREHOLDER REPORTS .............................................................               59,425            12,494
   TRUSTEES' FEES ..................................................................                8,612             8,612
   OTHER FEES AND EXPENSES .........................................................               11,156            14,094
                                                                                        -----------------     -------------
TOTAL EXPENSES .....................................................................            5,899,681         1,269,065
                                                                                        -----------------     -------------
LESS:
   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ....................................             (932,775)         (305,589)
   NET EXPENSES ....................................................................            4,966,906           963,476
                                                                                        -----------------     -------------
NET INVESTMENT INCOME (LOSS) .......................................................            1,976,106           993,090
                                                                                        -----------------     -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
---------------------------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION .................           49,946,226         4,036,931
                                                                                        -----------------     -------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ..........................................           49,946,226         4,036,931
                                                                                        -----------------     -------------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION .................          (18,690,808)        3,714,125
                                                                                        -----------------     -------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ................          (18,690,808)        3,714,125
                                                                                        -----------------     -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS .............................           31,255,418         7,751,056
                                                                                        -----------------     -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ....................    $      33,231,524     $   8,744,146
                                                                                        =================     =============
   (1) NET OF FOREIGN WITHHOLDING TAXES OF .........................................    $         585,023     $     137,022

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                        STATEMENTS OF CHANGES IN
WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS                       NET ASSETS
--------------------------------------------------------------------------------

                                                                                           ASIA PACIFIC FUND
                                                                     -------------------------------------------------------------
                                                                                FOR THE               FOR THE              FOR THE
                                                                             YEAR ENDED          PERIOD ENDED           YEAR ENDED
                                                                     SEPTEMBER 30, 2006    SEPTEMBER 30, 2005    DECEMBER 31, 2004
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ..........................................   $      186,088,160    $      126,394,552    $      93,041,294

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ..................................            1,976,106             1,254,524              630,131
   NET REALIZED GAIN (LOSS) ON INVESTMENTS .......................           49,946,226            17,940,330           10,977,092
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
      INVESTMENTS ................................................          (18,690,808)            3,546,606            6,017,106
                                                                     ------------------    ------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..           33,231,524            22,741,460           17,624,329
                                                                     ------------------    ------------------    -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      INSTITUTIONAL CLASS ........................................                  N/A                   N/A                  N/A
      INVESTOR CLASS .............................................           (1,131,717)             (747,146)            (354,601)
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      INSTITUTIONAL CLASS ........................................                  N/A                   N/A                  N/A
      INVESTOR CLASS .............................................          (17,258,219)           (2,700,805)          (6,204,437)
                                                                     ------------------    ------------------    -----------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..............................          (18,389,936)           (3,447,951)          (6,559,038)
                                                                     ------------------    ------------------    -----------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS ...............                  N/A                   N/A                  N/A
   PROCEEDS FROM REDEMPTION FEES - INSTITUTIONAL CLASS ...........                  N/A                   N/A                  N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS ...........                  N/A                   N/A                  N/A
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS .................                  N/A                   N/A                  N/A
                                                                     ------------------    ------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INSTITUTIONAL CLASS ............................                  N/A                   N/A                  N/A
                                                                     ------------------    ------------------    -----------------
   PROCEEDS FROM SHARES SOLD - INVESTOR CLASS ....................          300,793,444            87,792,946          103,960,416
   PROCEEDS FROM REDEMPTION FEES - INVESTOR CLASS ................              133,001                     0               65,564
   REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ................           17,173,117             3,245,800            6,244,106
   COST OF SHARES REDEEMED - INVESTOR CLASS ......................         (145,285,461)          (50,638,647)         (87,982,119)
                                                                     ------------------    ------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INVESTOR CLASS .................................          172,814,101            40,400,099           22,287,967
                                                                     ------------------    ------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - TOTAL ..........................................          172,814,101            40,400,099           22,287,967
                                                                     ------------------    ------------------    -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ..........................          187,655,689            59,693,608           33,353,258
                                                                     ------------------    ------------------    -----------------
ENDING NET ASSETS ................................................   $      373,743,849    $      186,088,160    $     126,394,552
                                                                     ==================    ==================    =================
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - INSTITUTIONAL CLASS .............................                  N/A                   N/A                  N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
      INSTITUTIONAL CLASS ........................................                  N/A                   N/A                  N/A
   SHARES REDEEMED - INSTITUTIONAL CLASS .........................                  N/A                   N/A                  N/A
                                                                     ------------------    ------------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING -
   INSTITUTIONAL CLASS ...........................................                  N/A                   N/A                  N/A
                                                                     ------------------    ------------------    -----------------
   SHARES SOLD - INVESTOR CLASS ..................................           23,687,952             8,295,291           10,785,238
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
      INVESTOR CLASS .............................................            1,539,896               311,796              664,387
   SHARES REDEEMED - INVESTOR CLASS ..............................          (11,615,497)           (4,841,731)          (9,422,907)
                                                                     ------------------    ------------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INVESTOR CLASS ...           13,612,351             3,765,356            2,006,718
                                                                     ------------------    ------------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM
   CAPITAL SHARE TRANSACTIONS ....................................           13,612,351             3,765,356            2,006,718
                                                                     ------------------    ------------------    -----------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME ............   $       (1,235,203)   $          677,764    $         747,138
                                                                     ==================    ==================    =================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN
NET ASSETS                       INTERNATIONAL STOCK FUNDS WELLS FARGO ADVANTAGE
--------------------------------------------------------------------------------

                                                                                             OVERSEAS FUND
                                                                     -------------------------------------------------------------
                                                                                FOR THE               FOR THE              FOR THE
                                                                             YEAR ENDED          PERIOD ENDED           YEAR ENDED
                                                                     SEPTEMBER 30, 2006    SEPTEMBER 30, 2005    DECEMBER 31, 2004
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ..........................................   $       69,720,781    $      119,765,258    $     156,128,646

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ..................................              993,090             1,307,385            1,272,768
   NET REALIZED GAIN (LOSS) ON INVESTMENTS .......................            4,036,931            34,985,845           16,894,888
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
      INVESTMENTS ................................................            3,714,125           (30,135,273)           1,975,143
                                                                     ------------------    ------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..            8,744,146             6,157,957           20,142,799
                                                                     ------------------    ------------------    -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      INSTITUTIONAL CLASS ........................................             (152,751)                   (3)              (3,408)
      INVESTOR CLASS .............................................           (1,156,671)               (9,625)          (1,319,167)
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      INSTITUTIONAL CLASS ........................................           (1,600,016)                    0                    0
      INVESTOR CLASS .............................................          (15,963,904)                    0                    0
                                                                     ------------------    ------------------    -----------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..............................          (18,873,342)               (9,628)          (1,322,575)
                                                                     ------------------    ------------------    -----------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS ...............            1,410,331             6,853,880               26,720
   PROCEEDS FROM REDEMPTION FEES - INSTITUTIONAL CLASS ...........                  195                     0                    0
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS ...........            1,752,765                     3                3,408
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS .................           (2,040,004)           (1,599,551)             (32,774)
                                                                     ------------------    ------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INSTITUTIONAL CLASS ............................            1,123,287             5,254,332               (2,646)
                                                                     ------------------    ------------------    -----------------
   PROCEEDS FROM SHARES SOLD - INVESTOR CLASS ....................            9,289,594            15,572,882           21,761,977
   PROCEEDS FROM REDEMPTION FEES - INVESTOR CLASS ................                2,461                     0                    0
   REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ................           16,658,025                 8,006            1,036,408
   COST OF SHARES REDEEMED - INVESTOR CLASS ......................          (17,114,116)          (77,028,026)         (77,979,351)
                                                                     ------------------    ------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INVESTOR CLASS .................................            8,835,964           (61,447,138)         (55,180,966)
                                                                     ------------------    ------------------    -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - TOTAL ..........................................            9,959,251           (56,192,806)         (55,183,612)
                                                                     ------------------    ------------------    -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ..........................             (169,945)          (50,044,477)         (36,363,388)
                                                                     ------------------    ------------------    -----------------
ENDING NET ASSETS ................................................   $       69,550,836    $       69,720,781    $     119,765,258
                                                                     ==================    ==================    =================
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - INSTITUTIONAL CLASS .............................              121,484               524,352                2,251
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
      INSTITUTIONAL CLASS ........................................              163,956                     0                  256
   SHARES REDEEMED - INSTITUTIONAL CLASS .........................             (178,553)             (120,180)              (2,768)
                                                                     ------------------    ------------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING -
   INSTITUTIONAL CLASS ...........................................              106,887               404,172                 (261)
                                                                     ------------------    ------------------    -----------------
   SHARES SOLD - INVESTOR CLASS ..................................              804,466             1,173,527            1,808,766
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS -
      INVESTOR CLASS .............................................            1,567,315                   598               78,032
   SHARES REDEEMED - INVESTOR CLASS ..............................           (1,454,522)           (5,620,429)          (6,600,661)
                                                                     ------------------    ------------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INVESTOR CLASS ...              917,259            (4,446,304)          (4,713,863)
                                                                     ------------------    ------------------    -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM
   CAPITAL SHARE TRANSACTIONS ....................................            1,024,146            (4,042,132)          (4,714,124)
                                                                     ------------------    ------------------    -----------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME ............   $          731,693    $        1,210,385    $           9,591
                                                                     ==================    ==================    =================

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                     NET REALIZED
                                                          BEGINNING          NET              AND     DISTRIBUTIONS   DISTRIBUTIONS
                                                          NET ASSET   INVESTMENT       UNREALIZED          FROM NET       FROM NET
                                                          VALUE PER       INCOME      GAIN (LOSS)        INVESTMENT       REALIZED
                                                              SHARE       (LOSS)   ON INVESTMENTS            INCOME          GAINS
------------------------------------------------------------------------------------------------------------------------------------
ASIA PACIFIC FUND
------------------------------------------------------------------------------------------------------------------------------------

INVESTOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .................      $11.53         0.07             2.02             (0.06)          (1.00)
JANUARY 1, 2005 TO SEPTEMBER 30, 2005 .................      $10.22         0.07             1.47             (0.05)          (0.18)
JANUARY 1, 2004 TO DECEMBER 31, 2004 ..................      $ 8.98         0.05             1.75(4)          (0.03)          (0.53)
JANUARY 1, 2003 TO DECEMBER 31, 2003 ..................      $ 5.66         0.03             3.38(5)          (0.09)           0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ..................      $ 6.18         0.00            (0.48)            (0.04)           0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ..................      $ 7.13        (0.06)           (0.83)            (0.06)           0.00

OVERSEAS FUND
------------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .................      $14.19         0.18             1.35             (0.26)          (3.72)
JANUARY 1, 2005 TO SEPTEMBER 30, 2005 .................      $13.35         0.08             0.76             (0.00)           0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ..................      $11.41         0.24             1.96             (0.26)           0.00
JANUARY 1, 2003(6) TO DECEMBER 31, 2003 ...............      $ 8.69         0.11(7)          2.74             (0.13)           0.00

INVESTOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .................      $14.14         0.10             1.35             (0.20)          (3.72)
JANUARY 1, 2005 TO SEPTEMBER 30, 2005 .................      $13.35         0.29             0.50             (0.00)           0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ..................      $11.41         0.14             1.95             (0.15)           0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ..................      $ 8.69         0.07(7)          2.72(4)          (0.07)           0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ..................      $10.86        (0.01)           (2.16)             0.00            0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ..................      $13.66         0.01            (2.63)            (0.18)           0.00

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS             WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

                                                            ENDING       RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                RETURN   NET ASSET   ----------------------------------------------------
                                                    OF   VALUE PER   NET INVESTMENT       GROSS    EXPENSES          NET
                                               CAPITAL       SHARE    INCOME (LOSS)    EXPENSES      WAIVED     EXPENSES
-------------------------------------------------------------------------------------------------------------------------
ASIA PACIFIC FUND
-------------------------------------------------------------------------------------------------------------------------

INVESTOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ......      0.00      $12.56             0.65%       1.96%      (0.31)%       1.65%
JANUARY 1, 2005 TO SEPTEMBER 30, 2005 ......      0.00      $11.53             1.08%       1.92%      (0.23)%       1.69%
JANUARY 1, 2004 TO DECEMBER 31, 2004 .......      0.00      $10.22             0.57%       1.80%      (0.06)%       1.74%
JANUARY 1, 2003 TO DECEMBER 31, 2003 .......      0.00      $ 8.98             0.53%       1.97%      (0.28)%       1.69%
JANUARY 1, 2002 TO DECEMBER 31, 2002 .......      0.00      $ 5.66            (0.43)%      2.30%      (0.33)%       1.97%
JANUARY 1, 2001 TO DECEMBER 31, 2001 .......      0.00      $ 6.18            (0.18)%      2.35%      (0.33)%       2.02%

OVERSEAS FUND
-------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ......      0.00      $11.74             1.88%       1.34%      (0.39)%       0.95%
JANUARY 1, 2005 TO SEPTEMBER 30, 2005 ......      0.00      $14.19             1.05%       1.33%      (0.37)%       0.96%
JANUARY 1, 2004 TO DECEMBER 31, 2004 .......      0.00      $13.35             1.87%       0.91%      (0.06)%       0.85%
JANUARY 1, 2003(6) TO DECEMBER 31, 2003 ....      0.00      $11.41             1.21%       7.62%      (6.71)%       0.91%

INVESTOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ......      0.00      $11.67             1.41%       1.91%      (0.45)%       1.46%
JANUARY 1, 2005 TO SEPTEMBER 30, 2005 ......      0.00      $14.14             1.56%       1.89%      (0.43)%       1.46%
JANUARY 1, 2004 TO DECEMBER 31, 2004 .......      0.00      $13.35             1.03%       1.88%      (0.44)%       1.44%
JANUARY 1, 2003 TO DECEMBER 31, 2003 .......      0.00      $11.41             0.77%       1.94%      (0.47)%       1.47%
JANUARY 1, 2002 TO DECEMBER 31, 2002 .......      0.00      $ 8.69            (0.12)%      2.12%      (0.33)%       1.79%
JANUARY 1, 2001 TO DECEMBER 31, 2001 .......      0.00      $10.86             0.13%       2.47%      (0.56)%       1.91%


                                                            PORTFOLIO      NET ASSETS AT
                                                   TOTAL     TURNOVER      END OF PERIOD
                                               RETURN(2)      RATE(3)    (000'S OMITTED)
-----------------------------------------------------------------------------------------
ASIA PACIFIC FUND
-----------------------------------------------------------------------------------------

INVESTOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ......      19.38%          167%          $373,744
JANUARY 1, 2005 TO SEPTEMBER 30, 2005 ......      15.38%          117%          $186,088
JANUARY 1, 2004 TO DECEMBER 31, 2004 .......      20.45%          153%          $126,395
JANUARY 1, 2003 TO DECEMBER 31, 2003 .......      60.25%          286%          $ 93,041
JANUARY 1, 2002 TO DECEMBER 31, 2002 .......      (7.78)%         159%          $ 57,458
JANUARY 1, 2001 TO DECEMBER 31, 2001 .......     (12.50)%         166%          $ 38,146

OVERSEAS FUND
-----------------------------------------------------------------------------------------

INSTITUTIONAL CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ......      14.23%           40%          $  6,157
JANUARY 1, 2005 TO SEPTEMBER 30, 2005 ......       6.30%          111%          $  5,929
JANUARY 1, 2004 TO DECEMBER 31, 2004 .......      19.26%           22%          $    180
JANUARY 1, 2003(6) TO DECEMBER 31, 2003 ....      32.77%           41%          $    157

INVESTOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ......      13.52%           40%          $ 63,394
JANUARY 1, 2005 TO SEPTEMBER 30, 2005 ......       5.93%          111%          $ 63,792
JANUARY 1, 2004 TO DECEMBER 31, 2004 .......      18.29%           22%          $119,585
JANUARY 1, 2003 TO DECEMBER 31, 2003 .......      32.16%           41%          $155,972
JANUARY 1, 2002 TO DECEMBER 31, 2002 .......     (19.98)%          46%          $ 84,251
JANUARY 1, 2001 TO DECEMBER 31, 2001 .......     (19.15)%         169%          $ 25,254

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(1) During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note
      3).

(2) Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

(3) Calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(4)   Includes $0.01 in redemption fees.

(5)   Includes $0.03 in redemption fees.

(6)   Commencement of operations.

(7)   Calculated based upon average shares outstanding.

NOTES TO FINANCIAL STATEMENTS    WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

1. ORGANIZATION
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust commenced operations on November 8, 1999, and at September 30, 2006, was comprised of 108 separate series (each, a "Fund", collectively, the "Funds"). These financial statements present the Asia Pacific Fund and Overseas Fund. Both Funds are each a diversified series of the Trust.

      In August and September 2004, the Board of Trustees of the Trust and the Boards of Directors of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into the Funds.

      Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds"), by share class, acquired substantially all of the net assets of the following Target Funds ("Target Funds"), by share class, through a tax-free exchange under section 368 of the Internal Revenue Code.

                        Acquiring Fund                                        Target Fund
-------------------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE ASIA PACIFIC FUND INVESTOR CLASS      STRONG ASIA PACIFIC FUND INVESTOR CLASS
-------------------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE OVERSEAS FUND INSTITUTIONAL CLASS     STRONG OVERSEAS FUND INSTITUTIONAL CLASS
-------------------------------------------------------------------------------------------------------
   WELLS FARGO ADVANTAGE OVERSEAS FUND INVESTOR CLASS          STRONG OVERSEAS FUND INVESTOR CLASS
-------------------------------------------------------------------------------------------------------

      The separate classes of shares offered by each Fund differ principally in applicable sales charges and distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

      The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

      The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements listed on the NASDAQ, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITY VALUATION

      Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities, which are traded on a national or foreign securities exchange, are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on NASDAQ, the bid price will be used. In the absence of any sale of securities listed on the NASDAQ, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed "stale" and the valuations will be determined in accordance with the Funds' Fair Valuation Procedures.

      Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

      Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

      Debt securities maturing in 60 days or less generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

      Investments which are not valued using any of the methods discussed above are valued at their fair value as determined by procedures approved by the Board of Trustees.

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS    NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

SECURITY TRANSACTIONS AND INCOME RECOGNITION

      Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily.

      Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

FOREIGN CURRENCY TRANSLATION

      The accounting records are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities, at fiscal period-end, resulting from changes in exchange rates.

      The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities at fiscal period-end are not separately presented. Such changes are recorded with net realized and unrealized gain from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS

      Net investment income, if any, is declared and distributed to shareholders annually. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

      For federal income tax purposes, a Fund may designate as capital gains distributions the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

      Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

      At September 30, 2006, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on each Fund's Statement of Assets and Liabilities:

                                   Undistributed Net       Undistributed Net
Fund                               Investment Income      Realized Gain/Loss      Paid-in Capital
-------------------------------------------------------------------------------------------------
ASIA PACIFIC FUND                     $(2,757,356)            $2,757,356                 $0
-------------------------------------------------------------------------------------------------
OVERSEAS FUND                            (162,358)               162,358                  0

FEDERAL INCOME TAXES

      Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code (the "Code"), and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at September 30, 2006.

      At September 30, 2006, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were:

                                                                 Capital Loss
Fund                                            Year Expires     Carryforwards
------------------------------------------------------------------------------
OVERSEAS FUND                                       2007          $    84,411
                                                    2009            5,743,126
                                                    2010            1,942,513
------------------------------------------------------------------------------

      At September 30, 2006, current year deferred post-October currency losses, which will be treated as realized for tax purposes on the first day of the succeeding year, were:

                                                                   Deferred
                                                                 Post-October
                                                                 Currency Loss
------------------------------------------------------------------------------
ASIA PACIFIC FUND                                                 $ 2,044,449
------------------------------------------------------------------------------
OVERSEAS FUND                                                         145,630

NOTES TO FINANCIAL STATEMENTS    WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS

      The Funds may enter into forward foreign currency contracts to protect against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. A forward contract is an agreement between two counterparties for future delivery or receipt of currency at a specified price. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Realized gains or losses are recognized when the transaction is completed. Contracts, which have been offset but have not reached their settlement date, are included in unrealized gains and losses. As of September 30, 2006, there were no outstanding forward foreign currency contracts.

SECURITY LOANS

      The Fund(s) may loan securities in return for securities, irrevocable letters of credit or cash collateral, which is invested in various short-term fixed income securities. A Fund may receive compensation for lending securities in the form of fees or by retaining a portion of interest on the investment securities or cash received as collateral. A Fund also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into. The collateral supporting loans of domestic and foreign equity securities and corporate bonds are remarked daily while collateral supporting loans of U.S. Government securities are remarked back to 102% only if the given collateral falls below 100% of the market value of the securities loans plus any accrued interest. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Fund. The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. Wells Fargo Bank, N.A., the Funds' custodian, acts as the securities lending agent for the Funds and receives for its services 30% of the revenues earned on the securities lending activities and incurs all expenses. The value of the securities on loan and the value of the related collateral at September 30, 2006, are shown on the Statements of Assets and Liabilities.

3. EXPENSES
--------------------------------------------------------------------------------

ADVISORY FEES

      The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management.

      Pursuant to the contract, Funds Management is entitled to receive an advisory fee for its services as adviser. Funds Management may retain the services of certain investment subadvisers to provide daily portfolio management. The fees related to subadvisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser. Funds Management and the investment subadviser(s) are entitled to be paid a monthly fee at the following annual rates:

                                                                                                              Subadvisory
                                                Advisory Fees                                                 Fees* (% of
                          Average Daily         (% of Average                            Average Daily       Average Daily
Fund                       Net Assets         Daily Net Assets)       Subadviser          Net Assets          Net Assets)
--------------------------------------------------------------------------------------------------------------------------
ASIA PACIFIC FUND      First $500 million           1.100           Wells Capital     First $100 million         0.650
                        Next $500 million           1.050             Management       Next $100 million         0.550
                          Next $2 billion           1.000            Incorporated      Over $200 million         0.450
                          Next $2 billion           0.975
                          Over $5 billion           0.950
--------------------------------------------------------------------------------------------------------------------------
OVERSEAS FUND          First $500 million           0.950              New Star        First $50 million         0.350
                        Next $500 million           0.900           Institutional      Next $500 million         0.290
                          Next $2 billion           0.850              Managers        Over $550 million         0.200
                          Next $2 billion           0.825              Limited
                          Over $5 billion           0.800

* Effective January 1, 2006. Prior to January 1, 2006, the Subadviser(s) were entitled to be paid a monthly fee at the following rates:

                                                                                                   Subadvisory
                                                                                                    Fees (% of
                                                                              Average Daily       Average Daily
Fund                                             Subadviser                     Net Assets         Net Assets)
---------------------------------------------------------------------------------------------------------------
ASIA PACIFIC FUND                         Wells Capital Management         First $200 million         0.450
                                                Incorporated                Over $200 million         0.350
---------------------------------------------------------------------------------------------------------------
OVERSEAS FUND                              New Star Institutional          First $250 million         0.250
                                              Managers Limited              Next $250 million         0.180
                                                                            Over $500 million         0.160

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS    NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

ADMINISTRATION AND TRANSFER AGENT FEES

      The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive the following annual fees:

                                                           Administration Fees
                                                              (% of Average
                           Average Daily Net Assets         Daily Net Assets)
------------------------------------------------------------------------------
FUND LEVEL                     First $5 billion                       0.05
                                Next $5 billion                       0.04
                               Over $10 billion                       0.03
------------------------------------------------------------------------------
INSTITUTIONAL CLASS            All asset levels                       0.08
------------------------------------------------------------------------------
INVESTOR CLASS*                All asset levels                 0.25, 0.40
------------------------------------------------------------------------------

*     For the Asia Pacific Fund and Overseas Fund, respectively.

      The trust has entered into an agreement with Boston Financial Data Services ("BFDS") as the transfer agent for the Trust. BFDS is entitled to receive fees from the administrator for its services as transfer agent.

CUSTODY FEES

      The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services. Pursuant to the contract, WFB is entitled to a monthly fee for custody services at the following annual rates:

                                                                % of Average
Fund                                                          Daily Net Assets
------------------------------------------------------------------------------
ASIA PACIFIC FUND                                                   0.25
------------------------------------------------------------------------------
OVERSEAS FUND                                                       0.10

SHAREHOLDER SERVICING FEES

      The Trust has entered into contracts with one or more shareholder servicing agents, whereby each Fund is charged the following annual fees:

                                                                % of Average
Share Class                                                   Daily Net Assets
------------------------------------------------------------------------------
INSTITUTIONAL CLASS                                                 None
------------------------------------------------------------------------------
INVESTOR CLASS                                                      0.25

      For the year October 1, 2005, through September 30, 2006, shareholder servicing fees paid were as follows:

Fund                                                           Investor Class
------------------------------------------------------------------------------
ASIA PACIFIC FUND                                                 $752,335
------------------------------------------------------------------------------
OVERSEAS FUND                                                      155,270

OTHER FEES

      PFPC, Inc. ("PFPC") serves as fund accountant for the Trust and is entitled to receive an annual asset-based fee and an annual fixed fee from each Fund. PFPC is also entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

WAIVED FEES AND REIMBURSED EXPENSES

      Funds Management waived fees or reimbursed expenses proportionately from all classes, first from advisory fees, and then from any class specific expenses, if applicable. Funds Management has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain certain net operating expense ratios for the Funds. Net operating expense ratios in effect for the year ended September 30, 2006, were as follows:

                                          Net Operating Expense Ratios
                                    --------------------------------------
Fund                                Institutional Class     Investor Class
--------------------------------------------------------------------------
ASIA PACIFIC FUND                            N/A                 1.65%
--------------------------------------------------------------------------
OVERSEAS FUND                               0.95                 1.46%

NOTES TO FINANCIAL STATEMENTS    WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

4. INVESTMENT PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

      Purchases and sales of investments, exclusive of short-term securities and U.S. government obligations (securities with maturities of one year or less at purchase date) for the year ended September 30, 2006, were as follows:

Fund                                  Purchases at Cost         Sales Proceeds
------------------------------------------------------------------------------
ASIA PACIFIC FUND                        $590,818,460            $452,915,755
------------------------------------------------------------------------------
OVERSEAS FUND                              26,934,025              33,325,490

5. BANK BORROWINGS
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust and Wells Fargo Variable Trust (excluding the money market funds) share in a revolving Credit Agreement with The Bank of New York, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. The agreement permits borrowings of up to $150 million, collectively. Interest is charged to each Fund based on its borrowing at a rate equal to the Federal Funds Rate plus 0.40%. In addition, the Funds pay a quarterly commitment fee equal to 0.1% per annum of the credit line.

      For the year ended September 30, 2006, the Asia Pacific Fund and Overseas Fund had no borrowings under the agreement.

6. DISTRIBUTION TO SHAREHOLDERS
--------------------------------------------------------------------------------

      The tax character of distributions paid during the years ended September 30, 2006, and September 30, 2005, was as follows:

                             Ordinary Income         Long-term Capital Gain               Total
                        -------------------------    -----------------------    -------------------------
Fund                        2006          2005           2006         2005          2006          2005
---------------------------------------------------------------------------------------------------------
ASIA PACIFIC FUND       $15,747,264    $3,032,010    $ 2,642,672    $415,941    $18,389,936    $3,447,951
---------------------------------------------------------------------------------------------------------
OVERSEAS FUND             1,339,901         9,628     17,533,440           0     18,873,341         9,628

      As of September 30, 2006, the components of distributable earnings on a tax basis are shown on the table below. The difference between book basis and tax basis appreciation is attributable to tax deferral of losses on wash sales and different book and tax treatment of the exchange in share class of investments in mutual funds.

                       Undistributed    Undistributed      Unrealized                         Currency
                          Ordinary        Long-Term       Appreciation      Capital Loss        Loss
Fund                       Income            Gain        (Depreciation)     Carryforward    Carryforward       Total
-----------------------------------------------------------------------------------------------------------------------
ASIA PACIFIC FUND       $33,943,088      $19,955,509      $(1,024,793)      $         0     $(2,044,449)    $50,829,355
-----------------------------------------------------------------------------------------------------------------------
OVERSEAS FUND             1,254,653        1,850,751        9,091,625        (7,770,050)       (145,630)      4,281,349

7. NEW ACCOUNTING PRONOUNCEMENTS
--------------------------------------------------------------------------------

      In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006 (January 1, 2007 for calendar-year companies), with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. As of September 30, 2006, Management does not believe the impact of the adoption of FIN 48 will be material to the financial statements.

      In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2006, Management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS    NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

8. LEGAL AND REGULATORY MATTERS
--------------------------------------------------------------------------------

      In 2004, the predecessor Strong Funds' prior investment adviser and affiliates (collectively, "Strong") entered into agreements with certain regulators, including the Securities and Exchange Commission and the New York Attorney General ("NYAG"), to settle market-timing investigations. In the settlements, Strong agreed to pay investor restoration and civil penalties. Although some portion of these payments is likely to be distributed to predecessor Strong Fund shareholders, no determination has yet been made as to the distribution of these amounts, and the successor funds are not expected to receive any portion of these payments. The NYAG settlement imposed fee reductions across the predecessor fund complex (excluding money market funds and very short-term income funds) totaling at least $35 million by May 2009. Funds Management has agreed to honor these fee reductions for the benefit of shareholders across the successor funds. Although civil litigation against Strong and certain predecessor Strong Funds relating to these matters is continuing, neither the current adviser nor the successor funds is a party to any such suit.

REPORT OF INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM                  WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BOARD OF TRUSTEES AND SHAREHOLDERS OF
WELLS FARGO FUNDS TRUST:

      We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Asia Pacific Fund and Overseas Fund, (the "Funds"), two of the Funds constituting the Wells Fargo Funds Trust, as of September 30, 2006, and the related statements of operations for the year then ended, statements of changes in net assets for the periods presented and the financial highlights for the years or periods ended September 30, 2006 and 2005 and December 31, 2004. The financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years or periods ended December 31, 2003 and prior, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their reports dated February 3, 2004.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Funds of the Wells Fargo Funds Trust as of September 30, 2006, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

                                                   /s/ KPMG LLP

Philadelphia, Pennsylvania
November 21, 2006

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS    OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

PROXY VOTING INFORMATION

      A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how to obtain the results of such voting during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS, or visiting the SEC Web site at WWW.SEC.GOV.

TAX INFORMATION

      Pursuant to Section 852(b)(3) of the Internal Revenue Code, the following Funds designate the amounts listed below as a long-term capital gain distribution for the year ended September 30, 2006:

                                                                 Capital Gain
Fund                                                               Dividend
-------------------------------------------------------------------------------
ASIA PACIFIC FUND                                                $ 2,642,672
-------------------------------------------------------------------------------
OVERSEAS FUND                                                     17,533,440

      Pursuant to Section 854(b)(2) of the Internal Revenue Code, the Funds listed below designate a percentage of their ordinary income dividends distributed during the year ended September 30, 2006 as qualifying for the corporate dividends-received deduction:

                                                              Dividend-Received
                                                                  Deduction
                                                                (% of ordinary
Fund                                                          income dividends)
-------------------------------------------------------------------------------
ASIA PACIFIC FUND                                                    0.55
-------------------------------------------------------------------------------

      Pursuant to Section 1(h)(11) of the Internal Revenue Code, the Funds listed below designate the following amounts of their income dividends paid during the year ended September 30, 2006 as qualified dividend income (QDI):

Fund                                                                 QDI
-------------------------------------------------------------------------------
ASIA PACIFIC FUND                                                 $1,147,406
-------------------------------------------------------------------------------
OVERSEAS FUND                                                      1,339,904

      Pursuant to Section 871(k)(2)(C) of the Code, the Funds listed below designate the following amounts as short-term capital gains dividends:

                                                             Short-term Capital
Fund                                                           Gains Dividends
-------------------------------------------------------------------------------
ASIA PACIFIC FUND                                                $14,615,547
-------------------------------------------------------------------------------
OVERSEAS FUND                                                         30,482

OTHER INFORMATION (UNAUDITED)    WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS INFORMATION

      The complete portfolio holdings for each Fund are publicly available on the Funds' Web site (WWW.WELLSFARGO.COM/ADVANTAGEFUNDS) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for each Fund is publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at WWW.SEC.GOV. In addition, each Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

      The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust"). This table supplements, and should be read in conjunction with, the Prospectus and the Statement of Additional Information* of each Fund. Each of the Trustees listed below acts in identical capacities for each of the 142 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Governance Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

NON-INTERESTED TRUSTEES

--------------------------------------------------------------------------------------------------------
                          POSITION HELD AND        PRINCIPAL OCCUPATIONS DURING
NAME AND AGE              LENGTH OF SERVICE **     PAST FIVE YEARS                   OTHER DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------
Thomas S. Goho            Trustee, since 1987      Chair of Finance, Wake Forest     None
64                                                 University, since 2006. Benson-
                                                   Pruitt Professorship, Wake
                                                   Forest University, Calloway
                                                   School of Business and
                                                   Accountancy, since 1999.
--------------------------------------------------------------------------------------------------------
Peter G. Gordon           Trustee, since 1998      Chairman, CEO, and Co-            None
64                        (Chairman, since 2001)   Founder of Crystal Geyser
                                                   Water Company, and President
                                                   of Crystal Geyser Roxane
                                                   Water Company.
--------------------------------------------------------------------------------------------------------
Richard M. Leach          Trustee, since 1987      Retired. Prior thereto,           None
73                                                 President of Richard M. Leach
                                                   Associates (a financial
                                                   consulting firm).
--------------------------------------------------------------------------------------------------------
Olivia S. Mitchell        Trustee, since 2006      Professor of Insurance and Risk   None
53                                                 Management, Wharton School,
                                                   University of Pennsylvania.
                                                   Director of the Boettner Center
                                                   on Pensions and Retirement.
                                                   Research Associate and Board
                                                   Member, Penn Aging Research
                                                   Center. Research Associate,
                                                   National Bureau of Economic
                                                   Research.
--------------------------------------------------------------------------------------------------------
Timothy J. Penny          Trustee, since 1996      Senior Counselor to the public    None
54                                                 relations firm of Himle-Horner,
                                                   and Senior Fellow at the
                                                   Humphrey Institute,
                                                   Minneapolis, Minnesota (a
                                                   public policy organization).
--------------------------------------------------------------------------------------------------------
Donald C. Willeke         Trustee, since 1996      Principal of the law firm of      None
66                                                 Willeke & Daniels.

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS    OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

INTERESTED TRUSTEE***

--------------------------------------------------------------------------------------------------------
                          POSITION HELD AND        PRINCIPAL OCCUPATIONS DURING
NAME AND AGE              LENGTH OF SERVICE **     PAST FIVE YEARS                   OTHER DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------
J. Tucker Morse           Trustee, since 1987      Private Investor/Real Estate      None
62                                                 Developer. Prior thereto,
                                                   Chairman of White Point
                                                   Capital, LLC until 2005.
--------------------------------------------------------------------------------------------------------

OFFICERS

--------------------------------------------------------------------------------------------------------
                          POSITION HELD AND        PRINCIPAL OCCUPATIONS DURING
NAME AND AGE              LENGTH OF SERVICE        PAST FIVE YEARS                   OTHER DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------
Karla M. Rabusch          President, since 2003    Executive Vice President of       None
47                                                 Wells Fargo Bank, N.A. and
                                                   President of Wells Fargo Funds
                                                   Management, LLC. Senior Vice
                                                   President and Chief
                                                   Administrative Officer of Wells
                                                   Fargo Funds Management, LLC
                                                   from 2001 to 2003.
--------------------------------------------------------------------------------------------------------
C. David Messman          Secretary, since 2000    Vice President and Managing       None
46                                                 Senior Counsel of Wells Fargo
                                                   Bank, N.A. and Senior Vice
                                                   President and Secretary of
                                                   Wells Fargo Funds
                                                   Management, LLC.
                                                   Vice President and Senior
                                                   Counsel of Wells Fargo Bank,
                                                   N.A. from 1996 to 2003.
--------------------------------------------------------------------------------------------------------
A. Erdem Cimen            Treasurer, since 2006    Vice President of Wells Fargo     None
33                                                 Bank, N.A. and Vice President
                                                   of Financial Operations for
                                                   Wells Fargo Funds Management,
                                                   LLC. Vice President and Group
                                                   Finance Officer of Wells Fargo
                                                   Bank, N.A. Auto Finance Group
                                                   from 2004 to 2006. Vice
                                                   President of Portfolio Risk
                                                   Management for Wells Fargo
                                                   Bank, N.A. Auto Finance Group
                                                   in 2004. Vice President of
                                                   Portfolio Research and Analysis
                                                   for Wells Fargo Bank, N.A. Auto
                                                   Finance Group from 2001 to
                                                   2004. Director of Small
                                                   Business Services Risk
                                                   Management for American
                                                   Express Travel Related
                                                   Services from 2000 to 2001.
--------------------------------------------------------------------------------------------------------
Dorothy A. Peters         Chief Compliance         Chief Compliance Officer of       None
44                        Officer, since 2004      Wells Fargo Fargo Funds
                                                   Management, LLC since 2004
                                                   and Compliance Officer of Wells
                                                   Fargo Funds Management, LLC
                                                   from 1999 to 2002. Compliance
                                                   Manager of Wells Fargo
                                                   Investments from 1997 to 1999.
                                                   In 2002, Ms. Peters left Wells
                                                   Fargo Funds Management, LLC
                                                   to pursue personal goals.
--------------------------------------------------------------------------------------------------------

  * The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Funds' Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

 ** Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

*** As of September 30, 2006, one of the seven Trustees is considered an "interested person" of the Trusts as defined in the Investment Company Act of 1940. The interested Trustee, J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC.

LIST OF ABBREVIATIONS            WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG       -- Association of Bay Area Governments
ADR        -- American Depositary Receipt
AMBAC      -- American Municipal Bond Assurance Corporation
AMT        -- Alternative Minimum Tax
ARM        -- Adjustable Rate Mortgages
BART       -- Bay Area Rapid Transit
CDA        -- Community Development Authority
CDSC       -- Contingent Deferred Sales Charge
CGIC       -- Capital Guaranty Insurance Company
CGY        -- Capital Guaranty Corporation
CMT        -- Constant Maturity Treasury
COFI       -- Cost of Funds Index
COP        -- Certificate of Participation
CP         -- Commercial Paper
CTF        -- Common Trust Fund
DW&P       -- Department of Water & Power
DWR        -- Department of Water Resources
EDFA       -- Education Finance Authority
FFCB       -- Federal Farm Credit Bank
FGIC       -- Financial Guaranty Insurance Corporation
FHA        -- Federal Housing Authority
FHLB       -- Federal Home Loan Bank
FHLMC      -- Federal Home Loan Mortgage Corporation
FNMA       -- Federal National Mortgage Association
FRN        -- Floating Rate Notes
FSA        -- Financial Security Assurance Incorporated
GDR        -- Global Depositary Receipt
GNMA       -- Government National Mortgage Association
GO         -- General Obligation
HFA        -- Housing Finance Authority
HFFA       -- Health Facilities Financing Authority
IDA        -- Industrial Development Authority
IDR        -- Industrial Development Revenue
LIBOR      -- London Interbank Offered Rate
LLC        -- Limited Liability Corporation
LOC        -- Letter of Credit
LP         -- Limited Partnership
MBIA       -- Municipal Bond Insurance Association
MFHR       -- Multi-Family Housing Revenue
MUD        -- Municipal Utility District
MTN        -- Medium Term Note
PCFA       -- Pollution Control Finance Authority
PCR        -- Pollution Control Revenue
PFA        -- Public Finance Authority
PLC        -- Private Placement
PSFG       -- Public School Fund Guaranty
RDA        -- Redevelopment Authority
RDFA       -- Redevelopment Finance Authority
REITS      -- Real Estate Investment Trusts
R&D        -- Research & Development
SFHR       -- Single Family Housing Revenue
SFMR       -- Single Family Mortgage Revenue
SLMA       -- Student Loan Marketing Association
STEERS     -- Structured Enhanced Return Trust
TBA        -- To Be Announced
TRAN       -- Tax Revenue Anticipation Notes
USD        -- Unified School District
V/R        -- Variable Rate
WEBS       -- World Equity Benchmark Shares
XLCA       -- XL Capital Assurance

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

                                        THIS PAGE IS INTENTIONALLY LEFT BLANK --

THIS PAGE IS INTENTIONALLY LEFT BLANK --

-----------------
WELLS   ADVANTAGE
FARGO   FUNDS
-----------------

More information about WELLS FARGO       THIS    REPORT   AND   THE    FINANCIAL
ADVANTAGE FUNDS(SM) is available free STATEMENTS CONTAINED HEREIN ARE upon request. To obtain literature, SUBMITTED FOR THE GENERAL INFORMATION please write, e-mail, visit the Funds' OF THE SHAREHOLDERS OF WELLS FARGO
Web site, or call:                       ADVANTAGE FUNDS. IF THIS REPORT IS USED
                                         FOR PROMOTIONAL PURPOSES,  DISTRIBUTION
WELLS FARGO ADVANTAGE FUNDS              OF THE REPORT  MUST BE  ACCOMPANIED  OR
P.O. Box 8266                            PRECEDED BY A CURRENT PROSPECTUS. FOR A
Boston, MA 02266-8266                    PROSPECTUS   CONTAINING  MORE  COMPLETE
                                         INFORMATION,   INCLUDING   CHARGES  AND
E-mail: wfaf@wellsfargo.com              EXPENSES,  CALL 1-800-222-8222 OR VISIT
Web site:                                THE      FUNDS'     WEB     SITE     AT
www.wellsfargo.com/advantagefunds        WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.
Individual Investors:                    PLEASE    CONSIDER    THE    INVESTMENT
1 - 800-222-8222                         OBJECTIVES,    RISKS,    CHARGES,   AND
Retail Investment Professionals:         EXPENSES  OF THE  INVESTMENT  CAREFULLY
1 - 888-877-9275                         BEFORE   INVESTING.   THIS  AND   OTHER
Institutional Investment Professionals:  INFORMATION ABOUT WELLS FARGO ADVANTAGE
1 - 866-765-0778                         FUNDS  CAN  BE  FOUND  IN  THE  CURRENT
                                         PROSPECTUS.    READ   THE    PROSPECTUS
                                         CAREFULLY  BEFORE  YOU  INVEST  OR SEND
                                         MONEY.

                                         Wells  Fargo Funds  Management,  LLC, a
                                         wholly owned  subsidiary of Wells Fargo
                                         & Company, provides investment advisory
                                         and  administrative  services for WELLS
                                         FARGO ADVANTAGE FUNDS. Other affiliates
                                         of  Wells   Fargo  &  Company   provide
                                         subadvisory  and other services for the
                                         Funds.  The  Funds are  distributed  by
                                         WELLS  FARGO  FUNDS  DISTRIBUTOR,  LLC,
                                         Member NASD/SIPC, an affiliate of Wells
                                         Fargo & Company.

            ---------------------------------------------------------
              NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
            ---------------------------------------------------------

--------------------------------------------------------------------------------
(C) 2006 Wells Fargo     www.wellsfargo.com/advantagefunds          100549 11-06
Funds Management, LLC.                                         AINLD/AR107 09-06
All rights reserved.

                                                            -----------------
                                                            WELLS   ADVANTAGE
                                                            FARGO   FUNDS
                                                            -----------------

          [GRAPHIC OMITTED]                       SEPTEMBER 30, 2006

                                                    ANNUAL REPORT

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS

Wells Fargo Advantage Emerging Markets Focus Fund
Wells Fargo Advantage Institutional Emerging Markets Fund
Wells Fargo Advantage International Core Fund
Wells Fargo Advantage International Equity Fund

                                 WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Letter to Shareholders .....................................................   1
--------------------------------------------------------------------------------

Performance Highlights
--------------------------------------------------------------------------------
   Emerging Markets Focus Fund .............................................   2
   Institutional Emerging Markets Fund .....................................   4
   International Core Fund .................................................   6
   International Equity Fund ...............................................   8

Fund Expenses (Unaudited) ..................................................  12
--------------------------------------------------------------------------------

Portfolio of Investments
--------------------------------------------------------------------------------
   Emerging Markets Focus Fund .............................................  14
   Institutional Emerging Markets Fund .....................................  18
   International Core Fund .................................................  21
   International Equity Fund ...............................................  25

Financial Statements
--------------------------------------------------------------------------------
   Statements of Assets and Liabilities ....................................  33
   Statements of Operations ................................................  34
   Statements of Changes in Net Assets .....................................  36
   Financial Highlights ....................................................  40

Notes to Financial Highlights ..............................................  44
--------------------------------------------------------------------------------

Notes to Financial Statements ..............................................  45
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm ....................  53
--------------------------------------------------------------------------------

Other Information (Unaudited) ..............................................  54
--------------------------------------------------------------------------------

List of Abbreviations ......................................................  58
--------------------------------------------------------------------------------

For the Annual Report of the WELLS FARGO ADVANTAGE INTERNATIONAL VALUE FUND, please refer to the WELLS FARGO ADVANTAGE EQUITY GATEWAY (LOAD) FUNDS' Annual Report.

                -------------------------------------------------
                NOT FDIC INSURED-NO BANK GUARANTEE-MAY LOSE VALUE
                -------------------------------------------------

THIS PAGE IS INTENTIONALLY LEFT BLANK --

SHAREHOLDER LETTER               WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

DEAR VALUED SHAREHOLDER,

      Enclosed please find the WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS annual report for the period that ended September 30, 2006. On the following pages, you will find a discussion of each Fund, including performance highlights, information about the holdings in each Fund, and the portfolio managers' strategic outlook.

GLOBAL ECONOMY
--------------------------------------------------------------------------------

     Global economic activity remained strong during the past 12 months, with China and much of Asia, Europe, Japan, and the United States having reported robust growth. The Bank of England, the European Central Bank (ECB), and the Bank of Japan raised interest rates during the summer of 2006, and many analysts predicted that the ECB would raise its rates again in October 2006. In March 2006, the Bank of Japan began taking steps to end its five-year, deflation-fighting policy and, in July, increased its interest rates from 0% to 0.25%. The Bank of England chose to raise interest rates earlier than many anticipated to reduce the possibility of sharper increases in the future. The Central Bank of China has also tried to rein in its economy by using small increases in reserve requirements and in interest rates. So far, China's strategy has had minimal effect. The rapid growth in China and much of Asia, plus the growth in Europe, the United States, and Japan may keep upward pressure on raw materials prices and labor costs in many of the world's industrialized nations. Economic progress of the United States, in particular, will continue to be monitored closely, as the strength and growth of world's largest economy will continue to have great bearing on its international business partners.

INTERNATIONAL STOCKS REMAINED STRONG
--------------------------------------------------------------------------------

      International stocks continued to perform admirably in the fourth quarter of 2005 and through the first quarter of 2006, with the Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE)* ending March 2006 with a six-month total return of 13.86%. By the end of September 2006, the MSCI EAFE reported a one-year return of 19.16%. Even after a pronounced drop between mid-April and mid-May, the U.S. dollar was generally flat during the 12-month period. Japan, which was one of the strongest performing countries in the fourth quarter of 2005, continued to move higher during the start of 2006. However, Japan has lagged behind the MSCI EAFE during the second and third quarters of 2006. Emerging markets remained among the top performers during the period as investors continued to buy into the economic growth and increasing affluence of these developing economies.

LOOKING AHEAD
--------------------------------------------------------------------------------

      Many factors can affect the stability of global economics, including monetary policies, geopolitical events, and natural disasters. That's why we believe that successful investing includes taking a balanced, long-term approach that may include domestic and international equities across several asset classes. While diversification may not prevent losses in a downturn, it may help to reduce them and keep you on track for reaching your financial destination.

      To help you reach your diversification goals, we offer funds across most major asset classes that are guided by skillful money managers--our subadvisers--who are chosen for their focused attention on a particular investment style. We believe that our insistence on seeking skillful money managers who share our dedication to pursuing consistent, long-term results offers our investors the firm footing they need to navigate changing market conditions as they move toward their financial destinations.

      Thank you for choosing WELLS FARGO ADVANTAGE FUNDS(SM). We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs. If you have any questions about your investment, please contact your investment professional, or call us at 1-800-222-8222. You may also want to visit our Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

Sincerely,

/s/ Karla M. Rabusch

Karla M. Rabusch
President
WELLS FARGO ADVANTAGE FUNDS

* The Morgan Stanley Capital International Europe, Australasia, and Far East ("MSCI EAFE") Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. You cannot invest directly in an Index.

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS           PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE EMERGING MARKETS FOCUS FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE EMERGING MARKETS FOCUS FUND (the Fund) seeks long-term capital appreciation.

ADVISER                                 SUBADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGERS                           FUND INCEPTION DATE
   Anthony L.T. Cragg                      12/31/1997
   Alison Shimada

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 21.95% 1 (excluding sales charge) for the 12-month period that ended September 30, 2006, outperforming the MSCI Emerging Markets Index(SM) 2, which returned 20.83%, during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

      THE FUND HAS A REDEMPTION FEE OF 2.00% DEDUCTED FROM THE NET PROCEEDS OF SHARES REDEEMED OR EXCHANGED WITHIN 30 DAYS AFTER PURCHASE. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF THIS FEE, WHICH, IF REFLECTED, WOULD REDUCE THE PERFORMANCE.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      Despite a significant decline in May 2006, performance in emerging markets was strong during the period, as the global economy expanded steadily. Every economic sector posted a double-digit gain, except for health care, to which the Fund had limited exposure. In addition, all major markets recorded impressive results, with China, Brazil, Taiwan, South Africa, and Russia the leading contributors to the Fund's performance. While India and Korea posted solid gains, our stock selection in India and underweighted position in Korea were sources of relative underperformance.

      Energy prices soared for most of the past year, hitting close to $78 per barrel before correcting toward the end of the period. Against this backdrop, oil companies such as Lukoil (Russia) and Petrobras (Brazil) were leading contributors to the Fund's performance, while gas companies such as Gazprom (Russia) and commodity producers such as Cosan (Brazil) and Impala Platinum Holdings (South Africa) also added to results.

      Strong economic growth in many emerging market countries boosted the real estate, banking, and consumer-oriented sectors. China Overseas Land & Investment--another top-performing Fund holding--rose in the wake of the real estate market boom. In financials, the Fund was helped by positions in Banco Bradesco (Brazil) and Bank of Communications (China). Positive consumer-related holdings included Lojas Renner (Brazil), Grupo Televisa (Mexico), and Natura Cosmeticos (Brazil).

      Although technology stocks performed well overall during the year and holdings in South Korea's Samsung Electronics and LG Electronics enjoyed an outstanding fourth quarter in 2005, the stocks suffered setbacks in the first quarter of 2006. Accordingly, we reduced the Fund's weighting in these names.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      Early in the period, we decreased the Fund's exposure to South Korea and Taiwan, as well as to Hungary and Argentina. By contrast, we increased our allocation to Brazil early in the period by adding a position in sugar and ethanol producer, Cosan. We also increased the Fund's weighting in Petrobras in response to our positive expectations for commodity prices, especially for sugar and oil. We increased the Fund's holdings in China, South Africa, and Russia because we were optimistic about the commodities and consumer sectors of those countries. India remained a favored area of investment because of the country's strong spending infrastructure and growth in its service and consumer sectors. Toward the end of the period, we chose to lock in some profits and reduce the Fund's exposure to energy, commodities, and the consumer sectors and use those gains to further diversify the portfolio.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      Our outlook for emerging markets is positive and we believe our holdings in oil and gas and in some of the Fund's financials will remain strong, especially if the Fed returns to raising interest rates. We also plan to maintain an overweighted position in consumer staples and materials stocks because we believe consumer spending will stay steady.

      The Fund remains focused on consumer-oriented stocks, but we will continue to monitor interest rates and their potential effect on consumers. We cannot rule out the possibility of another downturn in emerging markets, given the recent slowdown of the U.S. economy. Therefore, we plan to focus on companies with defensive characteristics, achievable growth strategies, and strong financial positions.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. FOREIGN INVESTMENTS PRESENT CERTAIN RISKS THAT MAY NOT BE PRESENT IN DOMESTIC INVESTMENTS, INCLUDING CURRENCY FLUCTUATION, THE POTENTIAL FOR DIPLOMATIC AND POLITICAL INSTABILITY, REGULATORY AND LIQUIDITY RISKS, FOREIGN TAXATION AND DIFFERENCES IN AUDITING AND OTHER FINANCIAL STANDARDS. THESE RISKS ARE GENERALLY INTENSIFIED IN EMERGING MARKETS. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO SMALL COMPANY SECURITIES RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

PERFORMANCE HIGHLIGHTS           WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

                                                              Including Sales Charge                   Excluding Sales Charge
                                                      --------------------------------------  --------------------------------------
                                                      6-Month*  1-Year  5-Year  Life of Fund  6-Month*  1-Year  5-Year  Life of Fund
------------------------------------------------------------------------------------------------------------------------------------
   Emerging Markets Focus Fund - Class A
      (Incept. Date 10/31/2001)                        (7.84)    14.94   24.18      14.45      (2.22)    21.95   25.66      15.23
------------------------------------------------------------------------------------------------------------------------------------
   Emerging Markets Focus Fund - Class B
      (Incept. Date 10/31/2001)                        (7.59)    16.01   24.77      14.81      (2.59)    21.01   24.94      14.81
------------------------------------------------------------------------------------------------------------------------------------
   Emerging Markets Focus Fund - Class C
      (Incept. Date 10/31/2001)                        (3.57)    19.96   24.77      14.18      (2.57)    20.96   24.77      14.18
------------------------------------------------------------------------------------------------------------------------------------
   Emerging Markets Focus Fund - Administrator Class
      (Incept. Date 12/31/1997)                                                                (2.07)    22.26   25.88      15.60
------------------------------------------------------------------------------------------------------------------------------------
   Benchmark
------------------------------------------------------------------------------------------------------------------------------------
      MSCI Emerging Markets Index(SM) 2                                                         0.53     20.83   28.85      10.32
------------------------------------------------------------------------------------------------------------------------------------

*     RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 3 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------
   Beta**                                                                  1.14
--------------------------------------------------------------------------------
   Price to Earnings Ratio (trailing 12 months)                           13.90x
--------------------------------------------------------------------------------
   Price to Book Ratio                                                     2.77x
--------------------------------------------------------------------------------
   Median Market Cap ($B)                                                 $7.21
--------------------------------------------------------------------------------
   Portfolio Turnover                                                       103%
--------------------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE MSCI EMERGING MARKETS INDEX(SM) BETA IS 1.00 BY DEFINITION.

TEN LARGEST EQUITY HOLDINGS 3,4 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------
   Samsung Electronics Company Limited                                     6.03%
--------------------------------------------------------------------------------
   Hon Hai Precision Industry Company Limited                              5.71%
--------------------------------------------------------------------------------
   Gazprom ADR                                                             4.74%
--------------------------------------------------------------------------------
   Lotte Shopping Company Limited                                          4.67%
--------------------------------------------------------------------------------
   Bajaj Hindusthan Limited                                                4.03%
--------------------------------------------------------------------------------
   Industria Penoles SA de CV                                              3.91%
--------------------------------------------------------------------------------
   PT Indosat Tbk                                                          3.72%
--------------------------------------------------------------------------------
   Walmart de Mexico SA de CV                                              3.60%
--------------------------------------------------------------------------------
   Suzlon Energy Limited                                                   3.60%
--------------------------------------------------------------------------------
   JSC MMC Norilsk Nickel ADR                                              3.48%

PORTFOLIO COMPOSITION 3 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Eastern Asia                                                                29%
Southeast Asia                                                               8%
India                                                                       16%
Latin America & Caribbean                                                   23%
Middle East/Africa                                                           7%
Russia                                                                      17%

GROWTH OF $10,000 INVESTMENT 5 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                                    WELLS FARGO ADVANTAGE
            WELLS FARGO ADVANTAGE   EMERGING MARKETS FOCUS
            EMERGING MARKETS FOCUS  FUND - Administrator    MSCI Emerging
  Date          FUND - Class A              Class           Markets Index
----------  ----------------------  ----------------------  -------------
12/31/1997           9,425                   10,000             10,000
 1/31/1998           8,921                    9,470              9,216
 2/28/1998           9,963                   10,580             10,178
 3/31/1998          10,768                   11,440             10,619
 4/30/1998          11,281                   11,990             10,504
 5/31/1998           9,743                   10,360              9,064
 6/30/1998           8,780                    9,340              8,113
 7/31/1998           9,029                    9,610              8,371
 8/31/1998           6,518                    6,940              5,950
 9/30/1998           7,210                    7,680              6,328
10/31/1998           7,769                    8,280              6,994
11/30/1998           7,972                    8,500              7,576
12/31/1998           7,429                    7,924              7,466
 1/31/1999           7,780                    8,302              7,346
 2/28/1999           7,672                    8,190              7,417
 3/31/1999           9,207                    9,834              8,395
 4/30/1999          10,226                   10,927              9,433
 5/31/1999          10,690                   11,427              9,378
 6/30/1999          12,556                   13,429             10,443
 7/31/1999          12,455                   13,327             10,159
 8/31/1999          11,543                   12,356             10,251
 9/30/1999          11,405                   12,214              9,904
10/31/1999          12,057                   12,918             10,115
11/30/1999          14,701                   15,757             11,022
12/31/1999          16,434                   17,623             12,424
 1/31/2000          16,465                   17,664             12,498
 2/29/2000          16,584                   17,799             12,663
 3/31/2000          17,619                   18,918             12,725
 4/30/2000          15,845                   17,021             11,519
 5/31/2000          14,989                   16,109             11,043
 6/30/2000          15,976                   17,177             11,432
 7/31/2000          15,410                   16,576             10,844
 8/31/2000          16,337                   17,581             10,897
 9/30/2000          14,992                   16,140              9,945
10/31/2000          14,350                   15,456              9,224
11/30/2000          12,958                   13,963              8,418
12/31/2000          13,530                   14,586              8,621
 1/31/2001          14,778                   15,938              9,808
 2/28/2001          13,933                   15,033              9,040
 3/31/2001          12,983                   14,014              8,152
 4/30/2001          13,632                   14,721              8,555
 5/31/2001          14,117                   15,252              8,657
 6/30/2001          13,466                   14,555              8,480
 7/31/2001          12,412                   13,422              7,944
 8/31/2001          12,233                   13,235              7,865
 9/30/2001          10,393                   11,249              6,648
10/31/2001          10,917                   11,821              7,060
11/30/2001          12,002                   13,006              7,798
12/31/2001          13,052                   14,039              8,417
 1/31/2002          13,633                   14,678              8,702
 2/28/2002          13,952                   14,982              8,845
 3/31/2002          14,513                   15,611              9,377
 4/30/2002          14,784                   15,904              9,438
 5/31/2002          15,084                   16,239              9,287
 6/30/2002          14,029                   15,108              8,590
 7/31/2002          13,333                   14,354              7,937
 8/31/2002          13,110                   14,113              8,059
 9/30/2002          11,552                   12,447              7,190
10/31/2002          12,278                   13,243              7,656
11/30/2002          12,742                   13,746              8,183
12/31/2002          12,329                   13,298              7,912
 1/31/2003          12,087                   13,057              7,877
 2/28/2003          11,739                   12,680              7,665
 3/31/2003          11,661                   12,596              7,447
 4/30/2003          13,452                   14,545              8,111
 5/31/2003          14,090                   15,237              8,693
 6/30/2003          14,777                   15,986              9,188
 7/31/2003          15,765                   17,062              9,763
 8/31/2003          16,887                   18,285             10,419
 9/30/2003          17,197                   18,612             10,495
10/31/2003          18,726                   20,278             11,388
11/30/2003          19,190                   20,784             11,528
12/31/2003          21,116                   22,882             12,364
 1/31/2004          20,894                   22,640             12,803
 2/29/2004          21,358                   23,156             13,394
 3/31/2004          21,377                   23,178             13,566
 4/30/2004          18,939                   20,531             12,457
 5/31/2004          18,465                   20,035             12,211
 6/30/2004          18,445                   20,004             12,267
 7/31/2004          18,010                   19,540             12,050
 8/31/2004          19,036                   20,657             12,555
 9/30/2004          19,955                   21,670             13,280
10/31/2004          20,284                   22,028             13,598
11/30/2004          22,287                   24,211             14,857
12/31/2004          23,710                   25,761             15,573
 1/31/2005          23,100                   25,097             15,622
 2/28/2005          24,890                   27,058             16,994
 3/31/2005          22,452                   24,411             15,874
 4/30/2005          21,513                   23,399             15,451
 5/31/2005          22,248                   24,200             15,995
 6/30/2005          22,645                   24,643             16,547
 7/31/2005          24,203                   26,341             17,718
 8/31/2005          24,745                   26,942             17,878
 9/30/2005          26,700                   29,083             19,545
10/31/2005          24,948                   27,174             18,268
11/30/2005          26,845                   29,251             19,780
12/31/2005          28,404                   30,950             20,952
 1/31/2006          32,659                   35,599             23,305
 2/28/2006          32,216                   35,115             23,283
 3/31/2006          33,299                   36,309             23,491
 4/30/2006          36,175                   39,462             25,167
 5/31/2006          31,704                   34,588             22,536
 6/30/2006          32,127                   35,061             22,489
 7/31/2006          32,226                   35,179             22,825
 8/31/2006          32,748                   35,761             23,418
 9/30/2006          32,561                   35,556             23,615

--------------------------------------------------------------------------------

      The views expressed are as of September 30, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE EMERGING MARKETS FOCUS FUND.

1 The Fund's adviser has committed through January 31, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Prior to April 11, 2005, the WELLS FARGO ADVANTAGE EMERGING MARKETS FOCUS FUND was named the Wells Fargo Montgomery Emerging Markets Focus Fund. Performance shown for Class A, Class B and Class C shares of the Fund for periods prior to June 9, 2003, reflects the performance of the applicable share class of the Montgomery Emerging Markets Focus Fund, its predecessor fund, adjusted to reflect the applicable sales charges, and for periods prior to October 31, 2001, reflects the performance of the Class R shares of the Montgomery Emerging Markets Focus Fund adjusted to reflect the applicable sales charges and expenses. Prior to April 11, 2005, the WELLS FARGO ADVANTAGE EMERGING MARKETS FOCUS FUND - Administrator Class was named the Wells Fargo Montgomery Emerging Markets Focus Fund - Institutional Class. Performance shown for the Administrator Class shares for periods prior to June 9, 2003, reflects the performance of the Class R shares of the predecessor Montgomery Emerging Markets Focus Fund.

2 The MSCI Emerging Markets Index(SM) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of May 2005 the MSCI Emerging Markets Free Index(SM) consisted of the following 26 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela. You cannot invest directly in an Index.

3 Fund characteristics, ten largest equity holdings and portfolio composition are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, ten largest equity holdings and portfolio composition.

4 The ten largest equity holdings are calculated based on the market value of the securities divided by total market value of the portfolio.

5 The chart compares the performance of the WELLS FARGO ADVANTAGE EMERGING MARKETS FOCUS FUND Class A and Administrator Class shares for the life of Fund with the MSCI Emerging Markets Index(SM). The chart assumes a hypothetical investment of $10,000 in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS           PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE INSTITUTIONAL EMERGING MARKETS FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE INSTITUTIONAL EMERGING MARKETS FUND (the Fund) seeks long-term capital appreciation.

ADVISER                                 SUBADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGERS                           FUND INCEPTION DATE
   Anthony L.T. Cragg                      12/17/1993
   Alison Shinada

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Institutional Class shares returned 19.51% 1 for the 12-month period that ended September 30, 2006, underperforming the MSCI Emerging Markets Index(SM) 2, which returned 20.83%, during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      INSTITUTIONAL CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

      THE FUND HAS A REDEMPTION FEE OF 2.00% DEDUCTED FROM THE NET PROCEEDS OF SHARES REDEEMED OR EXCHANGED WITHIN 30 DAYS AFTER PURCHASE. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF THIS FEE, WHICH, IF REFLECTED, WOULD REDUCE THE PERFORMANCE.

      PLEASE KEEP IN MIND THAT HIGH DOUBLE-DIGIT RETURNS WERE PRIMARILY ACHIEVED DURING FAVORABLE MARKET CONDITIONS. YOU SHOULD NOT EXPECT THAT SUCH FAVORABLE RETURNS CAN BE CONSISTENTLY ACHIEVED. A FUND'S PERFORMANCE, ESPECIALLY FOR VERY SHORT TIME PERIODS, SHOULD NOT BE THE SOLE FACTOR IN MAKING YOUR INVESTMENT DECISION.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      Despite a significant decline in May 2006, performance in emerging markets was strong during the period, as the global economy expanded steadily. Every economic sector posted a double-digit gain, except for health care, to which the Fund had limited exposure. In addition, all major markets recorded impressive results, with China, Brazil, Taiwan, South Africa, and Russia the leading contributors to the Fund's performance. While India and Korea posted solid gains, our stock selection in India and underweighted position in Korea were sources of relative underperformance.

      Energy prices soared for most of the past year, hitting close to $78 per barrel before correcting toward the end of the period. Against this backdrop, oil companies such as Lukoil (Russia) and Petrobras (Brazil) were leading contributors to the Fund's performance, while gas companies such as Gazprom (Russia) and commodity producers such as Cosan (Brazil) and Impala Platinum Holdings (South Africa) also added to results.

      Strong economic growth in many emerging market countries boosted the real estate, banking, and consumer-oriented sectors. China Overseas Land & Investment--another top performing Fund holding--rose in the wake of the real estate market boom. In financials, the Fund was helped by positions in Banco Bradesco (Brazil) and Bank of Communications (China). Positive consumer-related holdings included Lojas Renner (Brazil), Grupo Televisa (Mexico), and Natura Cosmeticos (Brazil).

      Although technology stocks performed well overall during the year and holdings in South Korea's Samsung Electronics and LG Electronics enjoyed an outstanding fourth quarter in 2005, the stocks suffered setbacks in the first quarter of 2006. Accordingly, we reduced the Fund's weighting in these names.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      Early in the period, we decreased the Fund's exposure to South Korea and Taiwan, as well as to Hungary, Argentina, and Israel. By contrast, we increased our allocation to Brazil early in the period by adding a position in sugar and ethanol producer Cosan. We also increased the Fund's weighting in Petrobras in response to our positive expectations for commodity prices, especially for sugar and oil. We increased the Fund's holdings in China, South Africa, and Russia because we were optimistic about the commodities and consumer sectors of those countries. India remained a favored area of investment because of the country's strong spending infrastructure and growth in its service and consumer sectors. Toward the end of the period, we chose to lock in some profits and reduce the Fund's exposure to energy, commodities, and the consumer sectors and use those gains to further diversify the portfolio.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      Effective at the close of business on October 19, 2006, the Fund was liquidated. For additional information regarding the Fund's liquidation, please see Note 10 to the Fund's Financial Statements included in this Annual Report.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. FOREIGN INVESTMENTS PRESENT CERTAIN RISKS THAT MAY NOT BE PRESENT IN DOMESTIC INVESTMENTS, INCLUDING CURRENCY FLUCTUATION, THE POTENTIAL FOR DIPLOMATIC AND POLITICAL INSTABILITY, REGULATORY AND LIQUIDITY RISKS, FOREIGN TAXATION AND DIFFERENCES IN AUDITING AND OTHER FINANCIAL STANDARDS. THESE RISKS ARE GENERALLY INTENSIFIED IN EMERGING MARKETS. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO SMALL COMPANY SECURITIES RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

PERFORMANCE HIGHLIGHTS           WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

                                                               6-Month*   1-Year   5-Year   10-Year
---------------------------------------------------------------------------------------------------
   Institutional Emerging Markets Fund - Institutional Class
      (Incept. Date 12/17/1993)                                 (4.04)     19.51    26.29    6.58
---------------------------------------------------------------------------------------------------
   Benchmark
---------------------------------------------------------------------------------------------------
      MSCI Emerging Markets Index(SM) 2                          0.53      20.83    28.85    7.58
---------------------------------------------------------------------------------------------------

*     RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 3 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------
   Beta**                                                                  1.01
--------------------------------------------------------------------------------
   Price to Earnings Ratio (trailing 12 months)                           15.40x
--------------------------------------------------------------------------------
   Price to Book Ratio                                                     3.15x
--------------------------------------------------------------------------------
   Median Market Cap ($B)                                                 $6.68
--------------------------------------------------------------------------------
   Portfolio Turnover                                                        70%
--------------------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE MSCI EMERGING MARKETS INDEX(SM) BETA IS 1.00 BY DEFINITION.

TEN LARGEST EQUITY HOLDINGS 3,4 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------
   Hon Hai Precision Industry Company Limited                              6.22%
--------------------------------------------------------------------------------
   Companhia Vale Do Rio Doce Preferreda                                   5.10%
--------------------------------------------------------------------------------
   Samsung Electronics Company Limited                                     4.23%
--------------------------------------------------------------------------------
   Bajaj Hindusthan Limited                                                3.95%
--------------------------------------------------------------------------------
   Taiwan Semiconductor Manufacturing Company Limited                      3.73%
--------------------------------------------------------------------------------
   Suzlon Energy Limited                                                   2.44%
--------------------------------------------------------------------------------
   China Life Insurance Company Limited                                    2.34%
--------------------------------------------------------------------------------
   Sasol Limited                                                           2.33%
--------------------------------------------------------------------------------
   Gazprom ADR                                                             2.16%
--------------------------------------------------------------------------------
   Lojas Renner SA                                                         2.05%

PORTFOLIO COMPOSITION 3 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

United Kingdom                                                               1%
Eastern Asia                                                                33%
Southeast Asia                                                               7%
Continental Europe                                                           6%
India                                                                       15%
Latin America & Caribbean                                                   14%
Middle East/Africa                                                          14%
Russia                                                                      10%

GROWTH OF $10,000 INVESTMENT 5 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                  WELLS FARGO ADVANTAGE
             INSTITUTIONAL EMERGING MARKETS   MSCI Emerging
   Date        FUND - Institutional Class     Markets Index
----------   ------------------------------   -------------
 9/30/1996               10,000                   10,000
10/31/1996                9,791                    9,733
11/30/1996                9,998                    9,896
12/31/1996               10,096                    9,941
 1/31/1997               10,915                   10,619
 2/28/1997               11,288                   11,074
 3/31/1997               11,027                   10,783
 4/30/1997               11,035                   10,802
 5/31/1997               11,449                   11,111
 6/30/1997               12,355                   11,706
 7/31/1997               12,770                   11,881
 8/31/1997               11,457                   10,369
 9/30/1997               11,882                   10,656
10/31/1997                9,838                    8,908
11/30/1997                9,511                    8,583
12/31/1997                9,898                    8,789
 1/31/1998                8,804                    8,100
 2/28/1998                9,401                    8,946
 3/31/1998                9,659                    9,334
 4/30/1998                9,797                    9,232
 5/31/1998                8,548                    7,967
 6/30/1998                7,652                    7,131
 7/31/1998                8,017                    7,357
 8/31/1998                5,619                    5,230
 9/30/1998                5,841                    5,562
10/31/1998                6,214                    6,147
11/30/1998                6,750                    6,659
12/31/1998                6,434                    6,562
 1/31/1999                6,249                    6,456
 2/28/1999                6,095                    6,519
 3/31/1999                6,926                    7,378
 4/30/1999                7,715                    8,291
 5/31/1999                7,547                    8,243
 6/30/1999                8,398                    9,178
 7/31/1999                8,205                    8,929
 8/31/1999                8,226                    9,010
 9/30/1999                7,941                    8,705
10/31/1999                8,203                    8,891
11/30/1999                9,129                    9,688
12/31/1999               10,737                   10,920
 1/31/2000               10,773                   10,985
 2/29/2000               11,068                   11,130
 3/31/2000               10,984                   11,185
 4/30/2000                9,959                   10,124
 5/31/2000                9,724                    9,706
 6/30/2000               10,113                   10,048
 7/31/2000                9,645                    9,531
 8/31/2000               10,038                    9,578
 9/30/2000                9,007                    8,741
10/31/2000                8,381                    8,108
11/30/2000                7,461                    7,399
12/31/2000                7,790                    7,577
 1/31/2001                8,708                    8,621
 2/28/2001                7,880                    7,946
 3/31/2001                7,167                    7,165
 4/30/2001                7,513                    7,519
 5/31/2001                7,878                    7,609
 6/30/2001                7,588                    7,453
 7/31/2001                7,012                    6,982
 8/31/2001                6,890                    6,913
 9/30/2001                5,886                    5,843
10/31/2001                6,269                    6,206
11/30/2001                7,036                    6,854
12/31/2001                7,492                    7,398
 1/31/2002                7,724                    7,648
 2/28/2002                7,798                    7,774
 3/31/2002                8,230                    8,242
 4/30/2002                8,271                    8,295
 5/31/2002                8,162                    8,163
 6/30/2002                7,468                    7,551
 7/31/2002                6,903                    6,976
 8/31/2002                6,938                    7,084
 9/30/2002                6,224                    6,320
10/31/2002                6,660                    6,730
11/30/2002                7,112                    7,193
12/31/2002                6,868                    6,954
 1/31/2003                6,855                    6,924
 2/28/2003                6,640                    6,737
 3/31/2003                6,470                    6,546
 4/30/2003                7,189                    7,129
 5/31/2003                7,683                    7,640
 6/30/2003                8,043                    8,076
 7/31/2003                8,564                    8,582
 8/31/2003                9,111                    9,158
 9/30/2003                9,246                    9,225
10/31/2003                9,976                   10,010
11/30/2003               10,205                   10,133
12/31/2003               11,122                   10,867
 1/31/2004               11,281                   11,253
 2/29/2004               11,846                   11,772
 3/31/2004               12,014                   11,924
 4/30/2004               10,895                   10,949
 5/31/2004               10,709                   10,733
 6/30/2004               10,729                   10,782
 7/31/2004               10,562                   10,592
 8/31/2004               11,032                   11,035
 9/30/2004               11,658                   11,672
10/31/2004               11,852                   11,952
11/30/2004               12,907                   13,059
12/31/2004               13,586                   13,688
 1/31/2005               13,522                   13,731
 2/28/2005               14,478                   14,937
 3/31/2005               13,337                   13,953
 4/30/2005               12,932                   13,581
 5/31/2005               13,344                   14,059
 6/30/2005               13,702                   14,544
 7/31/2005               14,613                   15,573
 8/31/2005               14,827                   15,713
 9/30/2005               15,828                   17,179
10/31/2005               14,945                   16,056
11/30/2005               16,088                   17,386
12/31/2005               16,885                   18,416
 1/31/2006               19,219                   20,484
 2/28/2006               19,078                   20,464
 3/31/2006               19,708                   20,648
 4/30/2006               21,019                   22,121
 5/31/2006               18,625                   19,808
 6/30/2006               18,465                   19,766
 7/31/2006               18,518                   20,062
 8/31/2006               18,883                   20,583
 9/30/2006               18,912                   20,756

--------------------------------------------------------------------------------

      The views expressed are as of September 30, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE INSTITUTIONAL EMERGING MARKETS FUND.

1 The Fund's adviser has committed through January 31, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Prior to April 11, 2005, the WELLS FARGO ADVANTAGE INSTITUTIONAL EMERGING MARKETS FUND - Institutional Class was named the Wells Fargo Montgomery Institutional Emerging Markets Fund - Select Class. Performance shown for the Institutional Class shares of the Fund for periods prior to June 9, 2003, reflects the performance of the single class shares of the Montgomery Institutional Series: Emerging Markets Portfolio, its predecessor fund.

2 The MSCI Emerging Markets Index(SM) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of May 2005 the MSCI Emerging Markets Free Index(SM) consisted of the following 26 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela. You cannot invest directly in an Index.

3 Fund characteristics, ten largest equity holdings and portfolio composition are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, ten largest equity holdings and portfolio composition.

4 The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio.

5 The chart compares the performance of the WELLS FARGO ADVANTAGE INSTITUTIONAL EMERGING MARKETS FUND Institutional Class shares for the last ten years of the Fund with the MSCI Emerging Markets Index(SM). The chart assumes a hypothetical investment of $10,000 in Institutional Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS           PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND (the Fund) seeks long-term capital appreciation.

ADVISER                                SUBADVISER
  Wells Fargo Funds Management, LLC      New Star Institutional Managers Limited

FUND MANAGERS                          FUND INCEPTION DATE
  Mark Beale                             09/28/2001
  Brian Coffey
  Richard Lewis

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 13.75% 1 (excluding sales charge) for the 12-month period that ended September 30, 2006, underperforming its benchmark, the MSCI EAFE Index 2, which returned 19.65% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

      THE FUND HAS A REDEMPTION FEE OF 2.00% DEDUCTED FROM THE NET PROCEEDS OF SHARES REDEEMED OR EXCHANGED WITHIN 30 DAYS AFTER PURCHASE. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF THIS FEE, WHICH, IF REFLECTED, WOULD REDUCE THE PERFORMANCE.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund's underperformance resulted from poor stock selection in many regions, but particularly in Japan during the first half of 2006. The Fund was overweighted in high-quality Japanese companies whose return on invested capital
(ROIC) was above their cost of capital and underweighted in Japanese banks, which have historically failed to deliver economic profits to shareholders. However, the portfolio's high-quality stocks proved to be too defensive, and banking stocks outperformed in the optimistic environment following the September 2005 reelection victory of Prime Minister Koizumi.

      In Europe, many of the Fund's holdings failed to meet our expectations. For example, in hindsight, the Fund's underweighting in industrial and cyclical (economically sensitive) stocks proved to be disappointing. Continued upgrades to corporate earnings estimates led cyclical names to outperform beyond our projections, while the Fund's overweighting in high-ROIC pharmaceutical and energy companies detracted from performance as companies in high-quality sectors generally met profit expectations while failing to deliver positive earnings surprises. On the positive side, the Fund benefited from its holdings in European financial and pharmaceutical stocks, though gains in these areas were not enough to counter the negative effects of the Fund's underweighting in strong-performing Japanese banks, cyclical European companies, and U.K.-based materials stocks.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      We made several changes to the Fund's Japanese holdings. We added to Japanese nonbank financials, which we believe may deliver strong profit growth in an anticipated reflationary environment. We also added to Millea Holdings and Mitsui Sumitomo in the insurance industry. Among homebuilders, we purchased Sekisui House and Daiwa House, both of which we believe may benefit from continued recovery in Japan's property markets following 15 years of losses. These purchases were funded through sales of high-ROIC stocks such as food additives maker Ajinomoto and specialty chemical maker Kaneka, which have delivered steady gains but that we believe are likely to remain overlooked in the current environment. In Europe, we maintained our exposure to the profitable financial sector and added Germany-based Commerzbank and Allianz during the period. Both companies have enjoyed improving returns on assets, and we believe that the prospect for future profit upgrades are good.

      We reduced the Fund's holdings in the energy sector by selling Woodside Petroleum (Australia), Statoil (Norway), Sinopec (China), and by selling a portion of Lukoil (Russia). The sales of Sinopec and Lukoil coupled with OTP Bank (Hungary) and MTS (Russia) have reduced the Fund's overweighting in emerging markets.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      At the period's end, the Fund remained overweighted in noncyclical, high-ROIC companies in the health care and information technology sectors. We continued to favor the energy sector, even though we have seen short-term volatility in oil prices. We remained underweighted in cyclical materials and industrials stocks, whose earnings estimates may be vulnerable to a global economic slowdown. The Fund is also overweighted in financials, particularly in Asia and Japan. In Hong Kong and Singapore, we believe that financial stocks could benefit from an end to U.S. interest rate increases, while Japanese insurance and brokerage stocks may benefit from Japan's domestic recovery.

      Stock analysts have been upgrading corporate earnings estimates during the past three years, but the pace of those earnings upgrades has been sluggish recently. In the face of moderating economic growth in the United States and elsewhere, we believe that cyclical industries are vulnerable to future downgrades--a major reason why we have been underweighted in these types of stocks. We continue to focus the Fund's portfolio on companies that we believe can sustain current levels of profitability and avoid those companies with profits that we believe have peaked.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. FOREIGN INVESTMENTS PRESENT CERTAIN RISKS THAT MAY NOT BE PRESENT IN DOMESTIC INVESTMENTS, INCLUDING CURRENCY FLUCTUATION, THE POTENTIAL FOR DIPLOMATIC AND POLITICAL INSTABILITY, REGULATORY AND LIQUIDITY RISKS, FOREIGN TAXATION AND DIFFERENCES IN AUDITING AND OTHER FINANCIAL STANDARDS. THESE RISKS ARE GENERALLY INTENSIFIED IN EMERGING MARKETS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO SMALL COMPANY SECURITIES RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

PERFORMANCE HIGHLIGHTS           WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

                                                          Including Sales Charge                     Excluding Sales Charge
                                                -----------------------------------------   ----------------------------------------
                                                6-Month*   1-Year   5-Year   Life of Fund   6-Month*   1-Year   5-Year  Life of Fund
------------------------------------------------------------------------------------------------------------------------------------
   International Core Fund - Class A
      (Incept. Date 09/28/2001)                  (3.02)      7.23     9.62       9.61         2.91      13.75    10.92     10.91
------------------------------------------------------------------------------------------------------------------------------------
   International Core Fund - Class B
      (Incept. Date 09/28/2001)                  (2.42)      7.93    10.39      10.51         2.58      12.93    10.66     10.65
------------------------------------------------------------------------------------------------------------------------------------
   International Core Fund - Class C
      (Incept. Date 09/28/2001)                   1.57      11.90    10.67      10.65         2.57      12.99    10.67     10.65
------------------------------------------------------------------------------------------------------------------------------------
   International Core Fund -
      Administrator Class
      (Incept. Date 04/11/05)                                                                 3.05      13.95    10.43     10.41
------------------------------------------------------------------------------------------------------------------------------------
   Benchmark
------------------------------------------------------------------------------------------------------------------------------------
   MSCI EAFE Index 2                                                                          4.97      19.65    14.70     14.68

*     RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 3 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------
   Beta**                                                                  0.93
--------------------------------------------------------------------------------
   Price to Earnings Ratio (trailing 12 months)                           14.71x
--------------------------------------------------------------------------------
   Price to Book Ratio                                                     2.50x
--------------------------------------------------------------------------------
   Median Market Cap ($B)                                                $18.12
--------------------------------------------------------------------------------
   Portfolio Turnover                                                        36%
--------------------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE MSCI EAFE INDEX BETA IS 1.00 BY DEFINITION.

TEN LARGEST EQUITY HOLDINGS 3,4 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------
   Roche Holding AG                                                        2.55%
--------------------------------------------------------------------------------
   Total SA                                                                2.40%
--------------------------------------------------------------------------------
   Aeon Company Limited                                                    2.28%
--------------------------------------------------------------------------------
   Vodafone Group plc                                                      2.26%
--------------------------------------------------------------------------------
   HSBC Holdings plc                                                       2.20%
--------------------------------------------------------------------------------
   Royal Dutch Shell plc Class A                                           2.13%
--------------------------------------------------------------------------------
   Novartis AG ADR                                                         2.12%
--------------------------------------------------------------------------------
   ENI SpA                                                                 2.10%
--------------------------------------------------------------------------------
   Sumitomo Trust & Banking Company Limited                                1.62%
--------------------------------------------------------------------------------
   Allianz AG                                                              1.49%

PORTFOLIO COMPOSITION 3 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Eastern Asia                                                                 4%
Japan                                                                       21%
Southeast Asia                                                               3%
Australia                                                                    3%
Continental Europe                                                          44%
Russia                                                                       1%
Scandinavia                                                                  3%
United Kingdom                                                              21%

GROWTH OF $10,000 INVESTMENT 5 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

             WELLS FARGO ADVANTAGE   WELLS FARGO ADVANTAGE
             INTERNATIONAL CORE      INTERNATIONAL CORE FUND
  Date          FUND - Class A       -  Administrator Class    MSCI EAFE Index
----------   ---------------------   -----------------------   ---------------
 9/28/2001            9,425                    10,000                10,000
 9/30/2001            9,425                    10,000                 9,999
10/31/2001            9,227                     9,790                10,255
11/30/2001            9,566                    10,150                10,633
12/31/2001            9,811                    10,410                10,697
 1/31/2002            9,331                     9,900                10,129
 2/28/2002            9,331                     9,900                10,201
 3/31/2002            9,793                    10,390                10,758
 4/30/2002            9,793                    10,390                10,836
 5/31/2002            9,821                    10,420                10,983
 6/30/2002            9,538                    10,120                10,549
 7/31/2002            8,699                     9,230                 9,509
 8/31/2002            8,728                     9,260                 9,489
 9/30/2002            8,030                     8,520                 8,473
10/31/2002            8,190                     8,690                 8,929
11/30/2002            8,492                     9,010                 9,335
12/31/2002            8,332                     8,840                 9,022
 1/31/2003            8,040                     8,521                 8,646
 2/28/2003            7,926                     8,393                 8,448
 3/31/2003            7,870                     8,324                 8,289
 4/30/2003            8,492                     8,973                 9,111
 5/31/2003            8,973                     9,471                 9,671
 6/30/2003            9,067                     9,560                 9,910
 7/31/2003            9,161                     9,650                10,152
 8/31/2003            9,331                     9,818                10,399
 9/30/2003            9,529                    10,016                10,721
10/31/2003            9,962                    10,460                11,390
11/30/2003           10,264                    10,766                11,645
12/31/2003           10,946                    11,470                12,555
 1/31/2004           11,185                    11,708                12,734
 2/29/2004           11,452                    11,976                13,030
 3/31/2004           11,448                    11,959                13,108
 4/30/2004           11,066                    11,548                12,823
 5/31/2004           11,248                    11,725                12,879
 6/30/2004           11,506                    11,982                13,166
 7/31/2004           11,133                    11,581                12,741
 8/31/2004           11,257                    11,698                12,800
 9/30/2004           11,601                    12,044                13,136
10/31/2004           11,898                    12,338                13,585
11/30/2004           12,528                    12,979                14,517
12/31/2004           13,067                    13,524                15,154
 1/31/2005           12,809                    13,257                14,877
 2/28/2005           13,385                    13,853                15,523
 3/31/2005           13,028                    13,483                15,139
 4/30/2005           12,729                    13,184                14,801
 5/31/2005           12,699                    13,143                14,823
 6/30/2005           12,898                    13,359                15,026
 7/31/2005           13,326                    13,792                15,487
 8/31/2005           13,625                    14,101                15,883
 9/30/2005           13,913                    14,410                16,594
10/31/2005           13,505                    13,987                16,110
11/30/2005           13,615                    14,101                16,509
12/31/2005           14,205                    14,707                17,278
 1/31/2006           15,077                    15,621                18,340
 2/28/2006           14,910                    15,448                18,302
 3/31/2006           15,379                    15,934                18,915
 4/30/2006           15,995                    16,582                19,832
 5/31/2006           15,256                    15,806                19,086
 6/30/2006           15,279                    15,841                19,093
 7/31/2006           15,379                    15,945                19,284
 8/31/2006           15,827                    16,420                19,819
 9/30/2006           15,827                    16,420                19,854

--------------------------------------------------------------------------------

      The views expressed are as of September 30, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND.

1 The Fund's adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Performance shown for the Class A, Class B and Class C shares of the WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND for periods prior to April 11, 2005, reflects the performance of the respective share class of the Strong Advisor International Core Fund, its predecessor fund. Performance shown for the Administrator Class shares of the WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND for periods prior to April 11, 2005, reflects the performance of the Class A shares of the Strong Advisor International Core Fund, its predecessor fund and includes fees and expenses that are not applicable to and are higher than those of the Administrator Class shares.

2 The Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Stock Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an Index.

3 Fund characteristics, ten largest equity holdings and portfolio composition are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, ten largest equity holdings and portfolio composition.

4 The ten largest equity holdings are calculated based on the market value of the securities divided by total market value of the portfolio.

5 The chart compares the performance of the WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND Class A and Administrator Class shares for the life of the Fund with the MSCI EAFE Index. The chart assumes a hypothetical investment of $10,000 in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS           PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE INTERNATIONAL EQUITY FUND (the Fund) seeks total return with an emphasis on capital appreciation, over the long term, by investing primarily in equity securities of non-U.S. companies.

ADVISER                                    SUBADVISER
  Wells Fargo Funds Management, LLC        Artisan Partners Limited Partnership
FUND MANAGERS                              LSV Asset Management
  Mark Beale         Puneet Mansharamani   New Star Institutional Managers
  Brian Coffey       Menno Vermeulen, CFA    Limited

  Josef Lakonishok   Robert W. Vishny        FUND INCEPTION DATE
  Richard Lewis      Mark L. Yockey, CFA        09/24/1997

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 17.50% 1 (excluding sales charge) for the 12-month period that ended September 30, 2006, underperforming the MSCI EAFE Index 2, which returned 19.65%, during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS AND INSTITUTIONAL CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

      THE FUND HAS A REDEMPTION FEE OF 2.00% DEDUCTED FROM THE NET PROCEEDS OF SHARES REDEEMED OR EXCHANGED WITHIN 30 DAYS AFTER PURCHASE. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF THIS FEE, WHICH, IF REFLECTED, WOULD REDUCE THE PERFORMANCE.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund uses three different styles of international equity management: an international value style, subadvised by LSV Asset Management (LSV); an international core style, subadvised by New Star Institutional Managers Limited (New Star); and an international growth style, subadvised by Artisan Partners Limited Partnership (Artisan).

      The LSV portfolio was helped by its generally defensive portfolio positioning in part due to a favorable global environment for value securities during the period. Value-oriented sectors such as utilities and financials performed well, and the Fund's overweighting in financials added to results. By contrast, only the energy sector posted negative returns, with the Fund's overweighting in this group working against performance. Also, stock selection added to returns overall, particularly in the financial sector, where the Fund's Japanese holdings helped performance, and it was strong in industrials and telecommunication services.

      The New Star portfolio was hurt by poor stock selection in many regions but particularly in Japan during the first half of 2006. The portfolio was overweighted in high-quality companies whose return on invested capital (ROIC) was above their cost of capital and underweighted in Japanese banks, which have historically failed to deliver economic profits to shareholders. However, the portfolio's high-quality stocks proved to be too defensive, and banking stocks outperformed in the optimistic environment following the September 2005 reelection victory of Prime Minister Koizumi. In Europe, many of the portfolio holdings failed to meet our expectations. For example, in hindsight, the underweighting in industrial and cyclical (economically sensitive) stocks hurt performance. On the positive side, the portfolio benefited from holdings in European financial and pharmaceutical stocks, though gains in these areas were not enough to counter the negative effects of the underweighting in strong-performing Japanese banks, cyclical European companies, and U.K.-based materials stocks.

      The Artisan portfolio benefited from strong security selection, key areas being the energy and telecommunications sectors. The Fund's financial holdings and consumer staples stocks generated nice gains, despite weakness in the Fund's Japanese consumer finance-related stocks. The consumer discretionary sector was an area of relative weakness, despite the double-digit gains delivered by the Artisan portion of the Fund's stock holdings.

PERFORMANCE HIGHLIGHTS           WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      Changes to the LSV portfolio are driven by our bottom-up stock selection process. During the past 12 months, the most significant portfolio change was our gradual move toward larger capitalization stocks. We sold some of our mid cap names that had become relatively expensive and invested the proceeds into more attractively valued larger cap stocks. From a sector perspective, we increased the Fund's overweighting in materials and financial stocks and moved from a slight overweighting in utilities to a modestly underweighted position relative to the benchmark.

      The New Star portfolio included a number of changes to the Fund's Japanese holdings. We added to Japanese nonbank financials, which we believe may deliver strong profit growth in an anticipated reflationary environment. We also added to Millea Holdings and Mitsui Sumitomo in the insurance industry. Among homebuilders, we purchased Sekisui House and Daiwa House, both of which we believe may benefit from continued recovery in Japan's property markets following 15 years of losses. In Europe, we maintained our exposure to the financial sector and added Germany-based Commerzbank and Allianz. We reduced the Fund's holdings in the energy sector by selling Woodside Petroleum (Australia), Statoil (Norway), Sinopec (China), and by selling a portion of Lukoil (Russia). The sales of Sinopec and Lukoil coupled with OTP Bank (Hungary) and MTS (Russia) have reduced the portfolio's overweighting in emerging markets.

      The most significant changes to the Artisan portfolio were a reduction in our consumer discretionary weighting--mainly in media companies, including a recent sale of French telephone directory publisher PagesJaunes--and an increase in the Fund's financials and utilities weightings. New purchases in financials focused on insurance stocks, while additions in utilities included a significant increase in German power producer RWE and a new purchase of Nordic power producer Fortum.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      The Fund leverages the investment expertise of three independent teams. As such, there is wide range of opinion regarding the outlook for the international equity markets. It is important to note that the Fund is, by design, a diversified vehicle intended to provide broad exposure across international equity markets. LSV's portfolio is conservatively positioned and will continue to consistently seek investments at significant valuation discount compared to the market, with a bias toward mid cap stocks relative to the Fund's benchmark. New Star's portfolio remains positioned for a possible slowdown in corporate profits and earning expectations. Artisan's portfolio continues to participate in a scenario of moderating economic growth.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. FOREIGN INVESTMENTS PRESENT CERTAIN RISKS THAT MAY NOT BE PRESENT IN DOMESTIC INVESTMENTS, INCLUDING CURRENCY FLUCTUATION, THE POTENTIAL FOR DIPLOMATIC AND POLITICAL INSTABILITY, REGULATORY AND LIQUIDITY RISKS, FOREIGN TAXATION AND DIFFERENCES IN AUDITING AND OTHER FINANCIAL STANDARDS. THESE RISKS ARE GENERALLY INTENSIFIED IN EMERGING MARKETS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO SMALL COMPANY SECURITIES RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS           PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

                                                          Including Sales Charge                     Excluding Sales Charge
                                                -----------------------------------------   ----------------------------------------
                                                6-Month*   1-Year   5-Year   Life of Fund   6-Month*   1-Year   5-Year  Life of Fund
------------------------------------------------------------------------------------------------------------------------------------
   International Equity Fund - Class A
      (Incept. Date 09/24/1997)                  (2.21)     10.71    7.75        5.21         3.78      17.50     9.04     5.90
------------------------------------------------------------------------------------------------------------------------------------
   International Equity Fund - Class B
      (Incept. Date 09/24/1997)                  (1.58)     11.57    7.89        5.11         3.42      16.57     8.18     5.11
------------------------------------------------------------------------------------------------------------------------------------
   International Equity Fund - Class C
      (Incept. Date 04/01/1998)                   2.35      15.65    8.17        5.10         3.35      16.65     8.17     5.10
------------------------------------------------------------------------------------------------------------------------------------
   International Equity Fund -
      Administrator Class
      (Incept. Date 11/08/1999)                                                               3.92      17.74     9.27     6.10
------------------------------------------------------------------------------------------------------------------------------------
   International Equity Fund -
      Institutional Class
      (Incept. Date 08/31/2006)                                                               3.99      17.81     8.81     5.35
------------------------------------------------------------------------------------------------------------------------------------
   Benchmark
------------------------------------------------------------------------------------------------------------------------------------
      MSCI EAFE Index 2                                                                       4.97      19.65    14.70     6.60
------------------------------------------------------------------------------------------------------------------------------------

*     RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 3 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------
  Beta**                                                                   1.00
--------------------------------------------------------------------------------
  Price to Earnings Ratio (trailing 12 months)                            14.54x
--------------------------------------------------------------------------------
  Price to Book Ratio                                                      2.81x
--------------------------------------------------------------------------------
  Median Market Cap ($B)                                                 $16.25
--------------------------------------------------------------------------------
  Portfolio Turnover                                                         44%
--------------------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE MSCI EAFE INDEX BETA IS 1.00 BY DEFINITION.

TEN LARGEST EQUITY HOLDINGS 3,4 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------
  UBS AG                                                                   2.07%
--------------------------------------------------------------------------------
  Roche Holding AG                                                         1.55%
--------------------------------------------------------------------------------
  ING Groep NV                                                             1.42%
--------------------------------------------------------------------------------
  Allianz AG                                                               1.37%
--------------------------------------------------------------------------------
  GlaxoSmithKline plc                                                      1.37%
--------------------------------------------------------------------------------
  Barclays plc                                                             1.37%
--------------------------------------------------------------------------------
  Novartis AG                                                              1.25%
--------------------------------------------------------------------------------
  ENI SpA                                                                  1.22%
--------------------------------------------------------------------------------
  Total SA                                                                 1.17%
--------------------------------------------------------------------------------
  ASML Holding NV                                                          1.08%

PORTFOLIO COMPOSITION 3 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Eastern Asia                                                                 6%
Japan                                                                       22%
Southeast Asia                                                               2%
Australia                                                                    3%
Canada                                                                       1%
Continental Europe                                                          42%
Latin America & Caribbean                                                    1%
Russia                                                                       1%
Scandinavia                                                                  4%
United Kingdom                                                              18%

GROWTH OF $10,000 INVESTMENT 5 (AS OF SEPTEMBER 30, 2006)

[THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

             WELLS FARGO ADVANTAGE     WELLS FARGO ADVANTAGE
             INTERNATIONAL EQUITY    INTERNATIONAL EQUITY FUND
   Date         FUND - Class A         - Administrator Class     MSCI EAFE Index
----------   ---------------------   -------------------------   ---------------
 9/24/1997            9,425                     10,000                  10000
 9/30/1997            9,510                     10,090                  9,999
10/31/1997            8,954                      9,500                  9,233
11/30/1997            9,029                      9,580                  9,141
12/31/1997            9,116                      9,672                  9,222
 1/31/1998            9,323                      9,892                  9,646
 2/28/1998            9,955                     10,562                 10,268
 3/31/1998           10,417                     11,052                 10,586
 4/30/1998           10,605                     11,252                 10,672
 5/31/1998           10,596                     11,242                 10,623
 6/30/1998           10,746                     11,402                 10,706
 7/31/1998           10,869                     11,532                 10,817
 8/31/1998            9,135                      9,692                  9,479
 9/30/1998            8,823                      9,362                  9,191
10/31/1998            9,606                     10,192                 10,151
11/30/1998           10,162                     10,782                 10,674
12/31/1998           10,577                     11,222                 11,098
 1/31/1999           10,756                     11,412                 11,067
 2/28/1999           10,567                     11,212                 10,806
 3/31/1999           10,897                     11,562                 11,260
 4/30/1999           11,312                     12,002                 11,719
 5/31/1999           10,926                     11,592                 11,118
 6/30/1999           11,548                     12,252                 11,554
 7/31/1999           11,906                     12,632                 11,900
 8/31/1999           11,802                     12,522                 11,946
 9/30/1999           11,972                     12,702                 12,069
10/31/1999           12,670                     13,442                 12,524
11/30/1999           14,065                     14,933                 12,961
12/31/1999           15,988                     17,002                 14,127
 1/31/2000           15,310                     16,286                 13,232
 2/29/2000           16,638                     17,697                 13,591
 3/31/2000           16,839                     17,922                 14,120
 4/30/2000           15,807                     16,828                 13,380
 5/31/2000           14,822                     15,774                 13,055
 6/30/2000           15,606                     16,613                 13,569
 7/31/2000           15,291                     16,286                 13,003
 8/31/2000           15,568                     16,582                 13,118
 9/30/2000           14,564                     15,518                 12,482
10/31/2000           14,172                     15,099                 12,190
11/30/2000           13,408                     14,291                 11,735
12/31/2000           13,878                     14,792                 12,155
 1/31/2001           14,220                     15,169                 12,150
 2/28/2001           13,106                     13,977                 11,240
 3/31/2001           12,208                     13,026                 10,495
 4/30/2001           12,813                     13,674                 11,232
 5/31/2001           12,706                     13,559                 10,844
 6/30/2001           12,315                     13,151                 10,405
 7/31/2001           11,983                     12,785                 10,216
 8/31/2001           11,524                     12,304                  9,959
 9/30/2001           10,255                     10,945                  8,953
10/31/2001           10,635                     11,364                  9,182
11/30/2001           11,085                     11,834                  9,521
12/31/2001           11,329                     12,106                  9,578
 1/31/2002           10,782                     11,531                  9,070
 2/28/2002           10,635                     11,364                  9,134
 3/31/2002           11,173                     11,949                  9,632
 4/30/2002           11,173                     11,959                  9,702
 5/31/2002           11,075                     11,855                  9,834
 6/30/2002           10,567                     11,311                  9,446
 7/31/2002            9,463                     10,120                  8,514
 8/31/2002            9,356                     10,005                  8,497
 9/30/2002            8,262                      8,844                  7,586
10/31/2002            8,624                      9,231                  7,995
11/30/2002            9,073                      9,712                  8,359
12/31/2002            8,692                      9,306                  8,078
 1/31/2003            8,174                      8,762                  7,741
 2/28/2003            7,989                      8,563                  7,565
 3/31/2003            7,823                      8,385                  7,422
 4/30/2003            8,477                      9,097                  8,157
 5/31/2003            8,946                      9,599                  8,659
 6/30/2003            9,073                      9,736                  8,874
 7/31/2003            9,190                      9,830                  9,090
 8/31/2003            9,444                     10,112                  9,311
 9/30/2003            9,649                     10,332                  9,600
10/31/2003           10,255                     10,981                 10,199
11/30/2003           10,479                     11,232                 10,427
12/31/2003           11,197                     12,003                 11,242
 1/31/2004           11,187                     11,992                 11,402
 2/29/2004           11,325                     12,140                 11,667
 3/31/2004           11,364                     12,182                 11,737
 4/30/2004           10,971                     11,760                 11,482
 5/31/2004           10,961                     11,750                 11,531
 6/30/2004           11,099                     11,908                 11,789
 7/31/2004           10,726                     11,507                 11,408
 8/31/2004           10,677                     11,465                 11,461
 9/30/2004           10,893                     11,686                 11,762
10/31/2004           11,177                     12,003                 12,164
11/30/2004           11,894                     12,783                 12,998
12/31/2004           12,409                     13,331                 13,569
 1/31/2005           12,222                     13,140                 13,321
 2/28/2005           12,762                     13,712                 13,899
 3/31/2005           12,428                     13,362                 13,556
 4/30/2005           12,114                     13,035                 13,252
 5/31/2005           12,065                     12,971                 13,272
 6/30/2005           12,261                     13,183                 13,454
 7/31/2005           12,654                     13,616                 13,867
 8/31/2005           13,047                     14,050                 14,222
 9/30/2005           13,450                     14,484                 14,858
10/31/2005           12,998                     13,997                 14,425
11/30/2005           13,224                     14,241                 14,782
12/31/2005           13,877                     14,951                 15,470
 1/31/2006           14,721                     15,863                 16,421
 2/28/2006           14,711                     15,852                 16,388
 3/31/2006           15,228                     16,410                 16,936
 4/30/2006           15,913                     17,150                 17,757
 5/31/2006           15,208                     16,399                 17,089
 6/30/2006           15,188                     16,378                 17,095
 7/31/2006           15,307                     16,517                 17,267
 8/31/2006           15,744                     16,989                 17,746
 9/30/2006           15,804                     17,053                 17,777

--------------------------------------------------------------------------------

      The views expressed are as of September 30, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE INTERNATIONAL EQUITY FUND.

1 The Fund's adviser has committed through January 31, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Prior to April 11, 2005, the WELLS FARGO ADVANTAGE INTERNATIONAL EQUITY FUND was named the Wells Fargo International Equity Fund. Performance shown for Class A, Class B and Class C shares of the Fund for periods prior to November 8, 1999 reflects the performance of the applicable share class of the Stagecoach International Equity Fund, its predecessor fund. Performance shown for the Class C shares for periods prior to April 1, 1998, reflects the performance of the Class B shares of the Stagecoach Fund adjusted to reflect Class C sales charges and expenses. Prior to April 11, 2005, the WELLS FARGO ADVANTAGE INTERNATIONAL EQUITY FUND - Administrator Class was named the Wells Fargo International Equity Fund - Institutional Class. Performance shown for the Administrator Class shares for periods prior to November 8, 1999, reflects the performance of the Class A shares of Stagecoach International Equity Fund, its predecessor fund, adjusted to reflect the expenses of the Administrator Class shares. Performance for the Institutional Class shares of the WELLS FARGO ADVANTAGE INTERNATIONAL EQUITY FUND - Institutional class prior to August 31, 2006, reflects the performance of the Class A shares of the Fund and includes fees and expenses that are not applicable to and are higher than those of the Institutional Class.

2 The Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Stock Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an Index.

3 Fund characteristics, ten largest equity holdings and portfolio composition are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, ten largest equity holdings and portfolio composition.

4 The Ten Largest Equity Holdings are calculated based on the market value of the securities divided by total market value of the portfolio.

5 The chart compares the performance of the WELLS FARGO ADVANTAGE INTERNATIONAL EQUITY FUND Class A and Administrator Class shares for the life of the Fund with the MSCI EAFE Index. The chart assumes a hypothetical investment of $10,000 in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

                                        THIS PAGE IS INTENTIONALLY LEFT BLANK --

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS        FUND EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

      As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2006 to September 30, 2006).

ACTUAL EXPENSES

      The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                               Beginning      Ending
                                                                Account      Account      Expenses
                                                                 Value        Value      Paid During    Net Annual
                                                               04/01/2006   09/30/2006    Period(1)    Expense Ratio
Wells Fargo Advantage Emerging Markets Focus Fund
--------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Emerging Markets Focus Fund - Class A
Actual                                                         $ 1,000.00   $   977.80    $    9.42        1.90%
--------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                       $ 1,000.00   $ 1,015.54    $    9.60        1.90%
--------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Emerging Markets Focus Fund - Class B
Actual                                                         $ 1,000.00   $   974.10    $   13.11        2.65%
--------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                       $ 1,000.00   $ 1,011.78    $   13.36        2.65%
--------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Emerging Markets Focus Fund - Class C
Actual                                                         $ 1,000.00   $   974.30    $   13.12        2.65%
--------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                       $ 1,000.00   $ 1,011.78    $   13.36        2.65%
--------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Emerging Markets Focus
Fund - Administrator Class
Actual                                                         $ 1,000.00   $   979.30    $    7.94        1.60%
--------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                       $ 1,000.00   $ 1,017.05    $    8.09        1.60%
--------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Institutional Emerging Markets Fund
--------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage Institutional Emerging Markets
Fund - Institutional Class
Actual                                                         $ 1,000.00   $   959.60    $    6.14        1.25%
--------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                       $ 1,000.00   $ 1,018.80    $    6.33        1.25%

FUND EXPENSES (UNAUDITED)        WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

                                                                Beginning     Ending
                                                                 Account     Account      Expenses
                                                                  Value       Value      Paid During    Net Annual
                                                               04/01/2006   09/30/2006    Period(1)    Expense Ratio
Wells Fargo Advantage International Core Fund
--------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage International Core Fund - Class A
Actual                                                         $ 1,000.00   $ 1,029.10    $    7.63        1.50%
--------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                       $ 1,000.00   $ 1,017.55    $    7.59        1.50%
--------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage International Core Fund - Class B
Actual                                                         $ 1,000.00   $ 1,025.80    $   11.43        2.25%
--------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                       $ 1,000.00   $ 1,013.79    $   11.36        2.25%
--------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage International Core Fund - Class C
Actual                                                         $ 1,000.00   $ 1,025.80    $   11.43        2.25%
--------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                       $ 1,000.00   $ 1,013.79    $   11.36        2.25%
--------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage International Core
Fund - Administrator Class
Actual                                                         $ 1,000.00   $ 1,030.50    $    6.36        1.25%
--------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                       $ 1,000.00   $ 1,018.80    $    6.33        1.25%
--------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage International Equity Fund
--------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage International Equity Fund - Class A
Actual                                                         $ 1,000.00   $ 1,037.80    $    7.66        1.50%
--------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                       $ 1,000.00   $ 1,017.55    $    7.59        1.50%
--------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage International Equity Fund - Class B
Actual                                                         $ 1,000.00   $ 1,034.20    $   11.47        2.25%
--------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                       $ 1,000.00   $ 1,013.79    $   11.36        2.25%
--------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage International Equity Fund - Class C
Actual                                                         $ 1,000.00   $ 1,033.50    $   11.47        2.25%
--------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                       $ 1,000.00   $ 1,013.79    $   11.36        2.25%
--------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage International Equity
Fund - Administrator Class
Actual                                                         $ 1,000.00   $ 1,039.20    $    6.39        1.25%
--------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                       $ 1,000.00   $ 1,018.80    $    6.33        1.25%
--------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage International Equity
Fund - Institutional Class(2)
Actual                                                         $ 1,000.00   $ 1,039.90    $    4.55        0.89%
--------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                       $ 1,000.00   $ 1,020.61    $    4.51        0.89%

(1) Expenses are equal to the Fund's annualized expenses ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

(2) This Class commenced operations on August 31, 2006. Actual expenses shown for this class are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 30/365 (to reflect the period from August 31, 2006 to September 30, 2006).

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS               SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   EMERGING MARKETS FOCUS FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 88.15%

BRAZIL - 11.94%
         93,500    COMPANHIA ENERGETICA DE MINAS GERAIS ADR (ELECTRIC, GAS & SANITARY SERVICES)                     $     3,702,600
        350,100    COSAN SA INDUSTRIA E COMERCIO (FOOD & KINDRED PRODUCTS)+                                               5,675,861
         68,200    LOJAS RENNER SA (APPAREL & ACCESSORY STORES)                                                           3,952,169
        490,000    NATURA COSMETICOS SA (MISCELLANEOUS RETAIL)                                                            6,017,109
         92,700    PETROLEO BRASILEIRO SA ADR (OIL COMPANIES)                                                             7,771,041
         84,700    USINAS SIDERURIGAS DE MINAS GERAIS SA (PRIMARY METAL INDUSTRIES)                                       2,518,445

                                                                                                                         29,637,225
                                                                                                                    ---------------

HONG KONG - 2.91%
      6,704,000    PETROCHINA COMPANY LIMITED (OIL & GAS EXTRACTION)                                                      7,211,147
                                                                                                                    ---------------

INDIA - 14.39%
        181,800    ASSOCIATED CEMENT COMPANIES LIMITED (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                           3,932,699
      1,307,299    BAJAJ HINDUSTHAN LIMITED (AGRICULTURAL PRODUCTION CROPS)                                               9,225,816
        468,900    BHARTI TELE-VENTURES LIMITED (COMMUNICATIONS)+                                                         4,791,101
         62,000    HDFC BANK LIMITED ADR (DEPOSITORY INSTITUTIONS)<<                                                      3,785,100
        461,290    HINDUSTAN ZINC LIMITED (METAL MINING)                                                                  5,962,368
        298,430    SUZLON ENERGY LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                         8,025,281

                                                                                                                         35,722,365
                                                                                                                    ---------------

INDONESIA - 3.43%
     15,263,500    PT INDOSAT TBK (COMMUNICATIONS)                                                                        8,521,087
                                                                                                                    ---------------

MEXICO - 8.43%
         95,900    AMERICA MOVIL SA DE CV ADR SERIES L (COMMUNICATIONS)                                                   3,775,583
      1,151,656    INDUSTRIA PENOLES SA DE CV (NON-FERROUS METALS)                                                        8,953,251
      2,424,900    WALMART DE MEXICO SA DE CV (GENERAL MERCHANDISE STORES)                                                8,249,160

                                                                                                                         20,977,994
                                                                                                                    ---------------

PHILIPPINES - 2.05%
      9,794,000    ROBINSON LAND CORPORATION (REAL ESTATE)                                                                2,536,800
      7,143,000    UNIVERSAL ROBINA CORPORATION (TEXTILE MILL PRODUCTS)                                                   2,561,745

                                                                                                                          5,098,545
                                                                                                                    ---------------

RUSSIA - 14.48%
        248,600    GAZPROM ADR (OIL & GAS EXTRACTION)<<                                                                  10,863,820
         63,100    JSC MMC NORILSK NICKEL ADR (PRIMARY METAL INDUSTRIES)<<                                                7,975,840
         97,900    LUKOIL ADR (OIL & GAS EXTRACTION)<<                                                                    7,459,980
        124,200    MOBILE TELESYSTEMS ADR (COMMUNICATIONS)<<                                                              4,691,034
         76,600    SURGUTNEFTEGAZ ADR (OIL & GAS EXTRACTION)<<                                                            4,940,700

                                                                                                                         35,931,374
                                                                                                                    ---------------

SOUTH AFRICA - 6.22%
        441,700    GOLD FIELDS LIMITED (METAL MINING)                                                                     7,797,058
        232,500    SASOL LIMITED (COAL MINING)                                                                            7,641,791

                                                                                                                         15,438,849
                                                                                                                    ---------------

SOUTH KOREA - 11.26%
         38,160    KOREA ZINC COMPANY LIMITED (METAL MINING)                                                              3,448,011
         30,190    LOTTE SHOPPING COMPANY LIMITED (APPAREL & ACCESSORY STORES)+                                          10,688,137
         19,670    SAMSUNG ELECTRONICS COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                   EXCEPT COMPUTER EQUIPMENT)                                                                            13,802,779

                                                                                                                         27,938,927
                                                                                                                    ---------------

TAIWAN - 11.04%
      2,147,680    HON HAI PRECISION INDUSTRY COMPANY LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER
                   EQUIPMENT)                                                                                            13,075,235
     13,651,000    UNITED MICROELECTRONICS CORPORATION (SEMICONDUCTORS)+                                                  7,650,912
     10,023,000    YUANTA CORE PACIFIC SECURITIES COMPANY (FINANCIAL SERVICES)                                            6,677,457

                                                                                                                         27,403,604
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006               WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

   EMERGING MARKETS FOCUS FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
THAILAND - 2.00%
     26,760,000    THAI BEVERAGE PUBLIC COMPANY LIMITED (FOOD & KINDRED PRODUCTS)                                   $     4,970,376
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $199,872,864)                                                                                 218,851,493
                                                                                                                    ---------------
PREFERRED STOCKS - 4.14%
        398,300    COMPANHIA VALE DO RIO DOCE PREFERREDA                                                                  7,364,053
        259,000    DURATEX SA PREFERRED                                                                                   2,952,672

TOTAL PREFERRED STOCKS (COST $7,926,137)                                                                                 10,316,725
                                                                                                                    ---------------
COLLATERAL FOR SECURITIES LENDING - 12.80%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 1.14%
      2,266,670    BANK OF NEW YORK INSTITUTIONAL CASH RESERVE FUND                                                       2,266,670
        549,795    SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                          549,795

                                                                                                                          2,816,465
                                                                                                                    ---------------

                                                                                        INTEREST
PRINCIPAL                                                                                 RATE      MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 11.66%
$        80,793    ALLIANCE & LEICESTER PLC                                               5.47%       10/25/2006             80,521
        114,401    AMERICAN GENERAL FINANCE CORPORATION+/-++                              5.36        10/15/2007            114,456
         12,711    AQUINAS FUNDING LLC++                                                  5.36        12/11/2006             12,582
        317,781    ATLAS CAPITAL FUNDING CORPORATION+/-++                                 5.31        10/20/2006            317,781
        635,563    ATLAS CAPITAL FUNDING CORPORATION+/-++                                 5.31        11/03/2006            635,563
        317,781    ATLAS CAPITAL FUNDING CORPORATION+/-++                                 5.31        12/22/2006            317,781
        317,781    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-++                      5.31        04/25/2007            317,794
        349,318    ATOMIUM FUNDING CORPORATION++                                          5.38        11/03/2006            347,687
        317,781    BANCO SANTANDER TOTTA LN+/-++                                          5.33        10/16/2007            317,772
        317,781    BANK OF AMERICA NA SERIES BKNT+/-                                      5.42        06/19/2007            317,823
        209,736    BANK ONE NA ILLINOIS SERIES BKNT+/-                                    5.55        01/12/2007            209,803
        381,338    BEAR STEARNS & COMPANY+/-                                              5.43        10/04/2006            381,338
         76,268    BEAR STEARNS & COMPANY SERIES MTNB+/-                                  5.66        01/16/2007             76,314
        146,014    BUCKINGHAM CDO LLC                                                     5.31        10/18/2006            145,674
        317,781    BUCKINGHAM III CDO LLC++                                               5.33        10/27/2006            316,621
        317,781    BUCKINGHAM III CDO LLC++                                               5.36        12/15/2006            314,365
         42,583    CAIRN HIGH GRADE FUNDING I LLC                                         5.32        10/26/2006             42,433
         12,711    CAIRN HIGH GRADE FUNDING I LLC++                                       5.33        10/11/2006             12,694
        254,225    CAIRN HIGH GRADE FUNDING I LLC++                                       5.33        11/14/2006            252,631
         73,077    CANCARA ASSET SECURITIZATION LLC++                                     5.33        10/04/2006             73,056
        145,468    CEDAR SPRINGS CAPITAL COMPANY++                                        5.28        10/03/2006            145,446
        234,523    CEDAR SPRINGS CAPITAL COMPANY                                          5.35        11/17/2006            232,951
        117,007    CEDAR SPRINGS CAPITAL COMPANY                                          5.35        12/06/2006            115,903
        635,563    CHEYNE FINANCE LLC                                                     5.30        10/13/2006            634,539
        635,563    CHEYNE FINANCE LLC++                                                   5.32        10/12/2006            634,635
        317,781    CHEYNE FINANCE LLC SERIES MTN+/-++                                     5.47        07/16/2007            317,794
      2,948,767    CITIGROUP REPURCHASE AGREEMENT (MATURITY VALUE $2,950,099)             5.42        10/02/2006          2,948,767
        381,719    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED++                     5.32        10/11/2006            381,215
         63,556    CULLINAN FINANCE CORPORATION                                           5.33        10/06/2006             63,519
         13,982    CULLINAN FINANCE CORPORATION++                                         5.34        10/12/2006             13,962
         10,169    CULLINAN FINANCE CORPORATION++                                         5.35        10/23/2006             10,138
        317,781    CULLINAN FINANCE CORPORATION SERIES MTN+/-++                           5.37        11/15/2006            317,813
        635,563    CULLINAN FINANCE CORPORATION SERIES MTN2+/-++                          5.29        06/25/2007            635,518

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS               SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   EMERGING MARKETS FOCUS FUND
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$       317,781    DEER VALLEY FUNDING LLC                                                5.31%       10/12/2006    $       317,317
         12,711    EDISON ASSET SECURITIZATION LLC                                        5.44        12/11/2006             12,582
         22,918    FAIRWAY FINANCE CORPORATION                                            5.35        10/23/2006             22,848
        797,873    FAIRWAY FINANCE CORPORATION++                                          5.38        10/02/2006            797,873
      3,813,376    FIRST BOSTON REPURCHASE AGREEMENT (MATURITY VALUE $3,815,012)          5.43        10/02/2006          3,813,376
        186,512    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                       5.34        11/15/2006            185,315
         64,319    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                         5.36        10/12/2006             64,225
         15,889    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                         5.46        11/06/2006             15,808
         15,889    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                         5.49        11/27/2006             15,760
         27,965    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                       5.50        10/27/2006             27,863
         20,338    GEMINI SECURITIZATION LLC++                                            5.35        10/30/2006             20,255
        510,738    GEORGE STREET FINANCE LLC++                                            5.33        10/16/2006            509,691
        308,121    GEORGE STREET FINANCE LLC++                                            5.36        10/12/2006            307,671
        182,406    GOLDMAN SACHS GROUP INCORPORATED SERIES MTNB+/-                        5.46        03/30/2007            182,545
        265,347    GOLDMAN SACHS GROUP INCORPORATED SERIES MTNB+/-                        5.66        10/27/2006            265,400
         38,134    GRAMPIAN FUNDING LLC++                                                 5.23        10/02/2006             38,134
         25,423    HARRIER FINANCE FUNDING LLC SERIES MTN+/-++                            5.48        05/15/2007             25,431
         44,489    HBOS TREASURY SERVICES PLC+/-++                                        5.58        01/12/2007             44,515
        178,275    HSBC BANK USA+/-                                                       5.41        12/14/2006            178,306
        444,894    IBM CORPORATION SERIES MTN+/-                                          5.36        06/28/2007            445,125
         32,020    ING AMERICA INSURANCE HOLDINGS INCORPORATED                            5.33        10/10/2006             31,982
        826,232    ING USA ANNUITY & LIFE INSURANCE+/-                                    5.40        09/17/2007            826,232
        317,781    INTESA BANK IRELAND PLC SERIES BKNT+/-++                               5.33        10/25/2007            317,753
         45,761    JUPITER SECURITIZATION CORPORATION++                                   5.34        10/13/2006             45,687
        155,077    K2 USA LLC SERIES MTN                                                  5.34        11/10/2006            154,195
        190,669    KAUPTHING BANK SERIES MTN+/-++                                         5.39        03/20/2007            190,551
         54,506    KESTREL FUNDING (US) LLC                                               5.35        10/06/2006             54,474
         45,150    KESTREL FUNDING (US) LLC++                                             5.36        10/05/2006             45,131
        117,452    KLIO FUNDING CORPORATION++                                             5.39        11/03/2006            116,903
        256,030    KLIO III FUNDING CORPORATION++                                         5.30        10/19/2006            255,395
        222,002    KLIO III FUNDING CORPORATION++                                         5.41        10/20/2006            221,420
         25,423    LIBERTY STREET FUNDING CORPORATION                                     5.34        11/15/2006             25,259
         22,207    LIBERTY STREET FUNDING CORPORATION                                     5.35        10/25/2006             22,132
        190,669    LIQUID FUNDING LIMITED+/-++                                            5.29        12/01/2006            190,669
        317,781    LIQUID FUNDING LIMITED                                                 5.34        10/10/2006            317,410
        317,781    LIQUID FUNDING LIMITED++                                               5.35        12/07/2006            314,734
        190,669    LIQUID FUNDING LIMITED                                                 5.49        12/28/2006            188,259
         76,268    LIQUID FUNDING LIMITED SERIES MTN+/-++                                 5.34        02/20/2007             76,279
        127,113    MBIA GLOBAL FUNDING LLC+/-++                                           5.33        02/20/2007            127,119
        638,741    MERRILL LYNCH & COMPANY SERIES MTN+/-                                  5.66        10/27/2006            638,855
         19,067    MONT BLANC CAPITAL CORPORATION                                         5.35        10/27/2006             18,997
        381,338    MORGAN STANLEY+/-                                                      5.45        10/10/2006            381,338
         71,819    MORGAN STANLEY+/-                                                      5.50        11/09/2006             71,829
         75,886    MORGAN STANLEY+/-                                                      5.55        11/24/2006             75,909
        317,781    MORGAN STANLEY+/-                                                      5.61        07/27/2007            318,144
        213,867    MORGAN STANLEY+/-                                                      5.64        01/12/2007            213,970
         58,790    MORGAN STANLEY SERIES EXL+/-                                           5.39        10/15/2007             58,799
         69,912    NATIONWIDE BUILDING SOCIETY+/-++                                       5.51        12/11/2006             69,938

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006               WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

   EMERGING MARKETS FOCUS FUND
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$       227,722    NATIONWIDE BUILDING SOCIETY+/-++                                       5.61%       07/20/2007    $       228,000
        177,958    NIEUW AMSTERDAM RECEIVABLES CORPORATION                                5.34        10/02/2006            177,958
        199,122    NORTH SEA FUNDING LLC                                                  5.33        11/09/2006            198,019
         13,614    NORTH SEA FUNDING LLC                                                  5.42        10/23/2006             13,572
        635,563    NORTHERN ROCK PLC+/-++SS.                                              5.33        11/05/2007            635,626
        190,669    PARAGON MORTGAGES PLC SERIES 12A+/-++                                  5.31        10/15/2006            190,669
         51,417    RACERS TRUST SERIES 2004-6-MM+/-++                                     5.35        04/23/2007             51,424
        507,611    REGENCY MARKETS #1 LLC++                                               5.34        10/06/2006            507,312
         24,609    REGENCY MARKETS #1 LLC++                                               5.34        10/16/2006             24,559
        635,563    SCALDIS CAPITAL LIMITED                                                5.32        10/31/2006            632,868
        254,225    SLM CORPORATION+/-++                                                   5.33        10/12/2007            254,291
        216,091    STANFIELD VICTORIA FUNDING LLC                                         5.40        11/27/2006            214,330
        146,980    TANGO FINANCE CORPORATION SERIES MTN+/-++                              5.39        10/25/2006            146,985
        304,091    THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++                   5.30        10/06/2006            303,912
         14,186    THUNDER BAY FUNDING LLC++                                              5.34        10/31/2006             14,126
         14,923    TICONDEROGA FUNDING LLC++                                              5.35        10/12/2006             14,901
         73,484    TRAVELERS INSURANCE COMPANY+/-                                         5.40        02/09/2007             73,482
        317,781    UNICREDITO ITALIANO BANK (IRELAND) PLC SERIES EXL+/-++                 5.34        06/15/2007            317,788
        317,781    UNICREDITO ITALIANO BANK (IRELAND) PLC SERIES LIB+/-++                 5.34        03/09/2007            317,832
        419,471    UNITEDHEALTH GROUP INCORPORATED                                        5.42        10/31/2006            417,693
         25,423    VERSAILLES CDS LLC++                                                   5.35        10/20/2006             25,356
        191,152    WHISTLEJACKET CAPITAL LIMITED                                          5.31        10/16/2006            190,760
         60,150    WHITE PINE FINANCE LLC                                                 5.30        10/02/2006             60,150
        222,422    WHITE PINE FINANCE LLC                                                 5.31        10/16/2006            221,962

                                                                                                                         28,949,867
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $31,766,332)                                                               31,766,332
                                                                                                                    ---------------

SHARES
SHORT-TERM INVESTMENTS - 10.08%
     25,027,301    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                          25,027,301
                                                                                                                    ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $25,027,301)                                                                          25,027,301
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $264,592,634)*                     115.17%                                                                    $   285,961,851

OTHER ASSETS AND LIABILITIES, NET        (15.17)                                                                        (37,644,202)
                                         ------                                                                     ---------------

TOTAL NET ASSETS                         100.00%                                                                    $   248,317,649
                                         ======                                                                     ===============

+     NON-INCOME EARNING SECURITIES.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

SS. THESE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE EFFECTIVE MATURITY.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

+++   SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $25,027,301.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $264,592,634 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

      GROSS UNREALIZED APPRECIATION                            $ 31,469,986
      GROSS UNREALIZED DEPRECIATION                             (10,100,769)
                                                               ------------
      NET UNREALIZED APPRECIATION (DEPRECIATION)               $ 21,369,217

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS               SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INSTITUTIONAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------

SHARES            SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 82.59%

ARGENTINA - 0.88%
         16,700   IRSA INVERSIONES Y REPRESENTACIONES SA ADR (REAL ESTATE)                                          $       211,422
                                                                                                                    ---------------

BERMUDA - 0.73%
        340,000   XIWANG SUGAR HOLDINGS COMPANY LIMITED (AGRICULTURAL SERVICES)                                             175,005
                                                                                                                    ---------------

BRAZIL - 3.75%
          7,448   LOJAS RENNER SA (APPAREL & ACCESSORY STORES)                                                              431,609
          4,036   PETROLEO BRASILEIRO SA ADR (OIL COMPANIES)                                                                338,338
          1,800   UNIBANCO - UNIAO DE BANCOS BRASILEIROS SA ADR (DEPOSITORY INSTITUTIONS)                                   133,200

                                                                                                                            903,147
                                                                                                                    ---------------

CHILE - 1.56%
         84,200   CENCOSUD SA (GENERAL MERCHANDISE STORES)                                                                  218,722
         11,830   ENERSIS SA ADR (ELECTRIC, GAS & SANITARY SERVICES)+                                                       156,156

                                                                                                                            374,878
                                                                                                                    ---------------

CZECH REPUBLIC - 0.71%
          4,800   CEZ AS (ELECTRIC, GAS & SANITARY SERVICES)                                                                170,002
                                                                                                                    ---------------

EGYPT - 1.64%
          3,086   ORASCOM CONSTRUCTION INDUSTRIES (CONSTRUCTION SPECIAL TRADE CONTRACTORS)                                  134,504
         41,700   ORASCOM HOTELS & DEVELOPMENT (HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES)+                        261,113

                                                                                                                            395,617
                                                                                                                    ---------------
HONG KONG - 8.51%
        381,372   BANK OF COMMUNICATIONS LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                  EXCEPT COMPUTER EQUIPMENT)                                                                                268,749
        252,000   CHINA LIFE INSURANCE COMPANY LIMITED (INSURANCE CARRIERS)                                                 492,960
        173,000   CNOOC LIMITED (PETROLEUM REFINING & RELATED INDUSTRIES)                                                   143,896
        618,000   DONGFENG MOTOR CORPORATION (TRANSPORTATION EQUIPMENT)+                                                    250,670
        230,000   LINGBAO GOLD COMPANY LIMITED (METAL MINING)+                                                              196,916
        374,000   PETROCHINA COMPANY LIMITED (OIL & GAS EXTRACTION)                                                         402,292
         84,000   WUMART STORES INCORPORATED (FOOD STORES)                                                                  291,118

                                                                                                                          2,046,601
                                                                                                                    ---------------

HUNGARY - 1.46%
          1,361   MOL MAGYAR OLAJ-ES GAZIPARI RT (OIL & GAS EXTRACTION)                                                     124,096
          1,100   RICHTER GEDEON RT (CHEMICALS & ALLIED PRODUCTS)                                                           227,179

                                                                                                                            351,275
                                                                                                                    ---------------

INDIA - 12.12%
         17,180   ASSOCIATED CEMENT COMPANIES LIMITED (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                              371,638
        117,720   BAJAJ HINDUSTHAN LIMITED (AGRICULTURAL PRODUCTION CROPS)                                                  830,769
         36,990   BHARTI TELE-VENTURES LIMITED (COMMUNICATIONS)+                                                            377,954
         13,000   HDFC BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                               261,939
          5,200   HDFC BANK LIMITED ADR (DEPOSITORY INSTITUTIONS)                                                           317,460
          6,010   INFOSYS TECHNOLOGIES LIMITED (APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR               242,055
                     MATERIALS)
         19,080   SUZLON ENERGY LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                            513,093

                                                                                                                          2,914,908
                                                                                                                    ---------------

INDONESIA - 1.28%
        575,200   INDOCEMENT TUNGGAL (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                               307,085
                                                                                                                    ---------------

ISRAEL - 0.23%
          1,620   TEVA PHARMACEUTICAL INDUSTRIES LIMITED ADR (CHEMICALS & ALLIED PRODUCTS)                                   55,226
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006               WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

   INSTITUTIONAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------

SHARES            SECURITY NAME                                                                                          VALUE
MALAYSIA - 1.44%
        134,600   BUMIPUTRA-COMMERCE HOLDINGS BERHAD (DEPOSITORY INSTITUTIONS)                                      $       242,703
         57,471   PUBLIC BANK BERHAD (DEPOSITORY INSTITUTIONS)                                                              104,408

                                                                                                                            347,111
                                                                                                                    ---------------

MEXICO - 4.65%
          9,500   AMERICA MOVIL SA DE CV ADR SERIES L (COMMUNICATIONS)                                                      374,015
         48,418   INDUSTRIA PENOLES SA DE CV (NON-FERROUS METALS)                                                           376,413
        108,675   WALMART DE MEXICO SA DE CV (GENERAL MERCHANDISE STORES)                                                   369,697

                                                                                                                          1,120,125
                                                                                                                    ---------------

PHILIPPINES - 2.10%

        807,600   AYALA LAND INCORPORATED (FINANCIAL SERVICES)                                                              229,295
          3,260   PHILIPPINE LONG DISTANCE TELEPHONE (COMMUNICATIONS)                                                       147,444
        498,000   ROBINSON LAND CORPORATION (REAL ESTATE)                                                                   128,990

                                                                                                                            505,729
                                                                                                                    ---------------

POLAND - 1.16%
          4,000   KGHM POLSKA MIEDZ SA (METAL MINING)+                                                                      128,622
         12,900   PKO BANK POLSKI SA (DEPOSITORY INSTITUTIONS)                                                              150,393

                                                                                                                            279,015
                                                                                                                    ---------------

RUSSIA - 8.43%
         17,400   COMSTAR UNITED TELESYSTEMS (COMMUNICATIONS)+ ++(A)                                                        117,450
         10,400   GAZPROM ADR (OIL & GAS EXTRACTION)                                                                        454,480
          3,636   KALINA (APPAREL & ACCESSORY STORES)+                                                                      177,255
          4,729   LUKOIL ADR (OIL & GAS EXTRACTION)                                                                         360,350
          2,240   OAO ROSNEFT OIL COMPANY (OIL & GAS EXTRACTION)+ ++(A)                                                      17,741
          4,700   POLYUS GOLD COMPANY (MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS)+                           206,330
            129   SBERBANK OF RUSSIA (DEPOSITORY INSTITUTIONS)                                                              281,220
          6,400   SURGUTNEFTEGAZ ADR (OIL & GAS EXTRACTION)                                                                 412,800

                                                                                                                          2,027,626
                                                                                                                    ---------------

SOUTH AFRICA - 9.54%
         33,610   ASPEN PHARMACARE HOLDINGS LIMITED (HOLDING & OTHER INVESTMENT OFFICES)                                    150,169
         76,690   AVENG LIMITED (ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES)                           270,772
         18,090   GOLD FIELDS LIMITED (METAL MINING)                                                                        319,332
          2,370   IMPALA PLATINUM HOLDINGS LIMITED (MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS)               391,006
         43,550   MURRAY & ROBERTS HOLDINGS LIMITED (HOLDING & OTHER INVESTMENT OFFICES)                                    178,925
         14,210   NASPERS LIMITED (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                218,201
         14,900   SASOL LIMITED (COAL MINING)                                                                               489,732
         15,320   TIGER BRANDS LIMITED (FOOD & KINDRED PRODUCTS)                                                            278,322

                                                                                                                          2,296,459
                                                                                                                    ---------------

SOUTH KOREA - 4.52%
          2,200   KOREA ZINC COMPANY LIMITED (METAL MINING)                                                                 198,785
          1,267   SAMSUNG ELECTRONICS COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                  EXCEPT COMPUTER EQUIPMENT)                                                                                889,076

                                                                                                                          1,087,861
                                                                                                                    ---------------

TAIWAN - 14.66%

         88,862   ASUSTEK COMPUTER INCORPORATED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
                  COMPUTER EQUIPMENT)                                                                                       208,613
        157,363   AU OPTRONICS CORPORATION (ELECTRIC, GAS & SANITARY SERVICES)                                              222,750
        214,999   HON HAI PRECISION INDUSTRY COMPANY LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER
                  EQUIPMENT)                                                                                              1,308,930
         76,110   QUANTA COMPUTER INCORPORATED (APPAREL & ACCESSORY STORES)                                                 108,999
        435,325   TAIWAN SEMICONDUCTOR MANUFACTURING COMPANY LIMITED (SEMICONDUCTORS)                                       785,223

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS               SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INSTITUTIONAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------

SHARES            SECURITY NAME                                                                                          VALUE
TAIWAN (CONTINUED)
        289,430   UNIMICRON TECHNOLOGY CORPORATION (MISCELLANEOUS)                                                  $       357,661
        542,795   UNITED MICROELECTRONICS CORPORATION (SEMICONDUCTORS)                                                      304,218
        346,000   YUANTA CORE PACIFIC SECURITIES COMPANY (FINANCIAL SERVICES)                                               230,510

                                                                                                                          3,526,904
                                                                                                                    ---------------
THAILAND - 1.13%
         68,700   BANGKOK BANK PUBLIC COMPANY LIMITED (FOREIGN REGISTERED) (FINANCIAL SERVICES)                             201,171
        379,000   THAI BEVERAGE PUBLIC COMPANY LIMITED (FOOD & KINDRED PRODUCTS)                                             70,395

                                                                                                                            271,566
                                                                                                                    ---------------

TURKEY - 1.46%
         23,660   ARCELIK A.S (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)             147,631
         40,930   COCA-COLA ICECEK URETIM AS (BEVERAGES)+                                                                   202,692

                                                                                                                            350,323
                                                                                                                    ---------------

UNITED KINGDOM - 0.63%
          7,230   KAZAKHGOLD GROUP LIMITED (MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS)+                      151,106
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $17,475,861)                                                                                   19,868,991
                                                                                                                    ---------------

PREFERRED STOCKS - 4.87%

         58,000   COMPANHIA VALE DO RIO DOCE PREFERREDA                                                                   1,072,345
          8,800   DURATEX SA PREFERRED+                                                                                      98,551

TOTAL PREFERRED STOCKS (COST $593,388)                                                                                    1,170,896
                                                                                                                    ---------------

SHORT-TERM INVESTMENTS - 5.59%

      1,345,582   WELLS FARGO ADVANTAGE MONEY MARKET TRUST~ +++                                                           1,345,582
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $1,345,582)                                                                            1,345,582
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $19,414,831)*                                           93.05%                                                $    22,385,469

OTHER ASSETS AND LIABILITIES, NET                              6.95                                                       1,672,177
                                                             ------                                                 ---------------

TOTAL NET ASSETS                                             100.00%                                                $    24,057,646
                                                             ======                                                 ===============

+     NON-INCOME EARNING SECURITIES.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

(A) SECURITY FAIR VALUED IN ACCORDANCE WITH THE PROCEDURES APPROVED BY THE BOARD OF TRUSTEES.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

+++   SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $1,345,582.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $19,525,009 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

      GROSS UNREALIZED APPRECIATION                                 $ 4,326,918
      GROSS UNREALIZED DEPRECIATION                                  (1,466,458)
                                                                    -----------
      NET UNREALIZED APPRECIATION (DEPRECIATION)                    $ 2,860,460

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006               WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

   INTERNATIONAL CORE FUND
--------------------------------------------------------------------------------

SHARES            SECURITY NAME                                                                                          VALUE
COMMON STOCKS - 96.16%

AUSTRALIA - 3.43%
          1,513   ORICA LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                            $        25,338
          3,583   PUBLISHING & BROADCASTING LIMITED (PRINTING, PUBLISHING & ALLIED INDUSTRIES)<<                             49,777
          2,000   QBE INSURANCE GROUP LIMITED (INSURANCE CARRIERS)                                                           36,520
          1,148   RIO TINTO LIMITED (METAL MINING)<<                                                                         59,978
          2,500   WESTFIELD GROUP (PROPERTIES)                                                                               35,066

                                                                                                                            206,679
                                                                                                                    ---------------

BELGIUM - 1.26%
          1,870   FORTIS (DEPOSITORY INSTITUTIONS)                                                                           75,904
                                                                                                                    ---------------

DENMARK - 0.94%
          1,440   DANSKE BANK A/S (DEPOSITORY INSTITUTIONS)                                                                  56,634
                                                                                                                    ---------------

FRANCE - 14.19%
          5,300   ALCATEL SA (COMMUNICATIONS)                                                                                64,720
            600   ALSTOM RGPT (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)+                                      54,285
             53   ARKEMA (CHEMICALS & ALLIED PRODUCTS)+                                                                       2,501
             19   ARKEMA INCORPORATED ADR (CHEMICALS & ALLIED PRODUCTS)+                                                        896
          2,233   AXA SA (INSURANCE CARRIERS)                                                                                82,342
          1,200   BOUYGUES SA (ENGINEERING CONSTRUCTION)                                                                     64,184
          1,106   CAP GEMINI SA (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                     58,665
          1,000   CARREFOUR SA (FOOD STORES)                                                                                 63,187
            445   LVMH MOET HENNESSY LOUIS VUITTON SA (CONSUMER SERVICES)                                                    45,848
            420   SANOFI-AVENTIS SA (CHEMICALS & ALLIED PRODUCTS)                                                            37,387
          1,400   SUEZ SA (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                                   61,567
          1,055   TECHNIP SA (OIL & GAS EXTRACTION)                                                                          59,960
          2,120   TOTAL SA (OIL & GAS EXTRACTION)                                                                           139,118
            794   TOTAL SA ADR (OIL & GAS EXTRACTION)                                                                        52,356
          1,900   VIVENDI UNIVERSAL SA (COMMUNICATIONS)                                                                      68,496

                                                                                                                            855,512
                                                                                                                    ---------------

GERMANY - 8.14%
            500   ALLIANZ AG (INSURANCE CARRIERS)                                                                            86,532
            600   BAYERISCHE MOTOREN WERKE AG (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                               32,138
          2,013   COMMERZBANK AG (DEPOSITORY INSTITUTIONS)                                                                   67,771
            700   E.ON AG (ELECTRIC, GAS & SANITARY SERVICES)                                                                82,976
            525   FRESENIUS MEDICAL CARE AG (HEALTH SERVICES)                                                                68,197
          1,400   METRO AG (FOOD STORES)                                                                                     81,822
            360   SAP AG (BUSINESS SERVICES)                                                                                 71,397

                                                                                                                            490,833
                                                                                                                    ---------------

GREECE - 1.01%
          2,281   ALPHA BANK AE (DEPOSITORY INSTITUTIONS)                                                                    60,867
                                                                                                                    ---------------

HONG KONG - 3.73%
          5,000   CHEUNG KONG HOLDINGS LIMITED (REAL ESTATE)                                                                 53,686
          5,000   CHINA MOBILE (HONG KONG) LIMITED (COMMUNICATIONS)                                                          35,331
         42,000   CHINA PETROLEUM & CHEMICAL CORPORATION (SINOPEC) (OIL COMPANIES)                                           26,093
         69,000   GUANGDONG INVESTMENT LIMITED (BUSINESS SERVICES)                                                           27,899
          5,000   SUN HUNG KAI PROPERTIES LIMITED (REAL ESTATE)                                                              54,585
          5,000   TELEVISION BROADCASTS LIMITED (MOTION PICTURES)                                                            26,955

                                                                                                                            224,549
                                                                                                                    ---------------

ITALY - 3.02%
          4,100   ENI SPA (PETROLEUM REFINING & RELATED INDUSTRIES)                                                         121,501
          7,300   UNICREDITO ITALIANO SPA (DEPOSITORY INSTITUTIONS)                                                          60,586

                                                                                                                            182,087
                                                                                                                    ---------------

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS               SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INTERNATIONAL CORE FUND
--------------------------------------------------------------------------------

SHARES            SECURITY NAME                                                                                          VALUE
JAPAN - 20.04%
          5,400   AEON COMPANY LIMITED (MISCELLANEOUS RETAIL)                                                       $       132,343
          4,000   DAIWA HOUSE INDUSTRY COMPANY LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE
                  BUILDERS)                                                                                                  69,249
          1,000   KAO CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                              26,667
            220   KEYENCE CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                  EQUIPMENT)                                                                                                 50,658
          2,000   MILLEA HOLDINGS INCORPORATED (INSURANCE CARRIERS)                                                          72,582
          6,000   MITSUI SUMITOMO INSURANCE COMPANY LIMITED (INSURANCE CARRIERS)                                             75,022
          1,200   MURATA MANUFACTURING COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                  EXCEPT COMPUTER EQUIPMENT)                                                                                 83,302
          5,500   NIKKO CORDIAL CORPORATION (FINANCIAL)                                                                      63,788
          9,000   NIPPON OIL CORPORATION (OIL & GAS EXTRACTION)                                                              66,286
          4,000   NISSAN MOTOR COMPANY LIMITED (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                              44,800
          3,000   NOMURA HOLDINGS INCORPORATED (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)                 52,825
             39   NTT DOCOMO INCORPORATED (COMMUNICATIONS)                                                                   60,089
          3,000   OMRON CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                  EQUIPMENT)                                                                                                 73,651
          1,700   SECOM COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                  EQUIPMENT)                                                                                                 84,190
          5,000   SEKISUI HOUSE LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                     75,640
          2,000   SHARP CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                  EQUIPMENT)                                                                                                 34,286
          8,000   SHINSEI BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                             48,762
          9,000   SUMITOMO TRUST & BANKING COMPANY LIMITED (DEPOSITORY INSTITUTIONS)                                         94,171

                                                                                                                          1,208,311
                                                                                                                    ---------------

NETHERLANDS - 5.00%
          1,044   AKZO NOBEL NV (CHEMICALS & ALLIED PRODUCTS)                                                                64,313
          2,910   ASML HOLDING NV (SEMICONDUCTOR EQUIPMENT MANUFACTURING & RELATED)+                                         68,044
          1,825   ING GROEP NV (FINANCIAL SERVICES)                                                                          80,280
            400   ROYAL DUTCH SHELL PLC ADR CLASS A (PETROLEUM REFINING & RELATED INDUSTRIES)                                26,440
          2,400   WOLTERS KLUWER NV (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                               62,601

                                                                                                                            301,678
                                                                                                                    ---------------

NORWAY - 0.77%
             60   ORKLA ASA (FOOD & KINDRED PRODUCTS)                                                                         2,854
          1,837   STATOIL ASA (PETROLEUM REFINING & RELATED INDUSTRIES)                                                      43,416

                                                                                                                             46,270
                                                                                                                    ---------------
RUSSIA - 0.38%
            300   LUKOIL (PETROLEUM REFINING & RELATED INDUSTRIES)                                                           22,680
                                                                                                                    ---------------

SINGAPORE - 1.68%
         22,000   CAPITALAND LIMITED (REAL ESTATE)                                                                           69,951
          3,000   GREAT EASTERN HOLDINGS LIMITED (HOLDING & OTHER INVESTMENT OFFICES)                                        31,166

                                                                                                                            101,117
                                                                                                                    ---------------

SOUTH KOREA - 0.14%
             16   SAMSUNG ELECTRONICS COMPANY LIMITED - PREFERRED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
                  COMPONENTS, EXCEPT COMPUTER EQUIPMENT)+                                                                     8,404
                                                                                                                    ---------------

SPAIN - 1.75%
          3,460   BANCO BILBAO VIZCAYA ARGENTARIA SA (DEPOSITORY INSTITUTIONS)                                               80,071
          1,174   INDRA SISTEMAS SA (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                 25,546

                                                                                                                            105,617
                                                                                                                    ---------------

SWEDEN - 1.17%
          2,300   SECURITAS AB (BUSINESS SERVICES)                                                                           28,875
          2,300   SECURITAS DIRECT AB B SHARES (BUSINESS SERVICES)                                                            5,775
          2,300   SECURITAS SYSTEMS AB CLASS B (BUSINESS SERVICES)                                                            8,631
            926   SWEDBANK AB (DEPOSITORY INSTITUTIONS)                                                                      27,484

                                                                                                                             70,765
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006               WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

   INTERNATIONAL CORE FUND
--------------------------------------------------------------------------------

SHARES            SECURITY NAME                                                                                          VALUE
SWITZERLAND - 7.97%
            700   HOLCIM LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                   $        57,211
            300   NOVARTIS AG (CHEMICALS & ALLIED PRODUCTS)                                                                  17,514
          2,100   NOVARTIS AG ADR (CHEMICALS & ALLIED PRODUCTS)                                                             122,724
            856   ROCHE HOLDING AG (HEALTH SERVICES)                                                                        148,000
            980   UBS AG (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)                                       58,622
            310   ZURICH FINANCIAL SERVICES AG (FINANCIAL SERVICES)                                                          76,171

                                                                                                                            480,242
                                                                                                                    ---------------

THAILAND - 1.18%
         14,000   ADVANCED INFORMATION SERVICE PUBLIC COMPANY LIMITED (FOREIGN REGISTERED) (COMMUNICATIONS)                  33,542
         13,300   BANGKOK BANK PUBLIC COMPANY LIMITED (DEPOSITORY INSTITUTIONS)                                              37,884

                                                                                                                             71,426
                                                                                                                    ---------------

UNITED KINGDOM - 20.36%
            806   ASTRAZENECA PLC (CHEMICALS & ALLIED PRODUCTS)                                                              50,374
          5,720   AVIVA PLC (INSURANCE CARRIERS)                                                                             83,858
          8,816   BAE SYSTEMS PLC (TRANSPORTATION BY AIR)                                                                    65,242
          5,780   BARCLAYS PLC (DEPOSITORY INSTITUTIONS)                                                                     72,941
          6,000   BRITISH SKY BROADCASTING PLC (COMMUNICATIONS)                                                              61,338
          3,776   EMAP PLC (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                        53,166
          4,530   EMAP PLC B SHARES (PRINTING, PUBLISHING & ALLIED INDUSTRIES)+                                               9,330
          3,249   GLAXOSMITHKLINE PLC (CHEMICALS & ALLIED PRODUCTS)                                                          86,504
            960   GLAXOSMITHKLINE PLC ADR (CHEMICALS & ALLIED PRODUCTS)                                                      51,101
          6,990   HSBC HOLDINGS PLC (DEPOSITORY INSTITUTIONS)                                                               127,539
         30,800   LEGAL & GENERAL GROUP PLC (INSURANCE CARRIERS)                                                             82,177
          5,968   NATIONAL GRID PLC (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                  EQUIPMENT)                                                                                                 74,587
          6,208   ROLLS ROYCE GROUP PLC (AEROSPACE, DEFENSE)+                                                                52,655
          3,740   ROYAL DUTCH SHELL PLC CLASS A (OIL & GAS EXTRACTION)                                                      123,385
          3,000   SCOTTISH & NEWCASTLE PLC (FOOD & KINDRED PRODUCTS)                                                         32,017
          4,200   SMITHS GROUP PLC (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                                  70,499
         57,199   VODAFONE GROUP PLC (COMMUNICATIONS)                                                                       130,927

                                                                                                                          1,227,640
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $5,078,957)                                                                                     5,797,215
                                                                                                                    ---------------

COLLATERAL FOR SECURITIES LENDING - 1.18%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 1.18%

         71,021   BANK OF NEW YORK INSTITUTIONAL CASH RESERVE FUND                                                           71,021
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $71,021)                                                                       71,021
                                                                                                                    ---------------

SHORT-TERM INVESTMENTS - 3.10%

        186,884   WELLS FARGO ADVANTAGE MONEY MARKET TRUST~ ++                                                              186,884
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $186,884)                                                                                186,884
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $5,336,862)*                                  100.44%                                                         $     6,055,120

OTHER ASSETS AND LIABILITIES, NET                    (0.44)                                                                 (26,714)
                                                    ------                                                          ---------------

TOTAL NET ASSETS                                    100.00%                                                         $     6,028,406
                                                    ======                                                          ===============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS               SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INTERNATIONAL CORE FUND
--------------------------------------------------------------------------------

+     NON-INCOME EARNING SECURITIES.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $186,884.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $5,338,835 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

      GROSS UNREALIZED APPRECIATION                                    $792,959
      GROSS UNREALIZED DEPRECIATION                                     (76,674)
                                                                       --------
      NET UNREALIZED APPRECIATION (DEPRECIATION)                       $716,285

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006               WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

   INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 97.53%

AUSTRALIA - 3.09%
        314,900    BLUESCOPE STEEL LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                 $     1,520,825
        264,000    BORAL LIMITED (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                 1,422,571
         44,000    COMMONWEALTH BANK OF AUSTRALIA (DEPOSITORY INSTITUTIONS)                                               1,500,291
        192,000    CSR LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                             426,431
        222,900    ONESTEEL LIMITED (PRIMARY METAL INDUSTRIES)                                                              697,736
         94,189    ORICA LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                                 1,577,375
        431,231    PUBLISHING & BROADCASTING LIMITED (PRINTING, PUBLISHING & ALLIED INDUSTRIES)<<                         5,990,838
        345,600    QANTAS AIRWAYS (TRANSPORTATION BY AIR)                                                                 1,007,122
        104,000    QBE INSURANCE GROUP LIMITED (INSURANCE CARRIERS)                                                       1,899,027
         53,194    RIO TINTO LIMITED (METAL MINING)<<                                                                     2,779,152
        158,200    SANTOS LIMITED (OIL & GAS EXTRACTION)                                                                  1,319,375
        584,000    TELSTRA CORPORATION LIMITED (COMMUNICATIONS)<<                                                         1,614,799
        143,000    WESTFIELD GROUP (PROPERTIES)                                                                           2,005,799

                                                                                                                         23,761,341
                                                                                                                    ---------------

AUSTRIA - 0.51%
         47,200    VOESTALPINE AG (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT)                1,949,384
         31,157    WIENER STAEDTISCHE ALLGEMEINE VERSICHERUNG AG (INSURANCE CARRIERS)                                     1,955,683

                                                                                                                          3,905,067
                                                                                                                    ---------------

BELGIUM - 1.57%
         10,389    DELHAIZE GROUP (FOOD STORES)                                                                             872,765
         10,400    DEXIA SA (DEPOSITORY INSTITUTIONS)                                                                       269,426
        160,300    FORTIS (DEPOSITORY INSTITUTIONS)                                                                       6,506,642
        108,955    FORTIS NA (DEPOSITORY INSTITUTIONS)                                                                    4,421,146
            172    UMICORE (MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS)                                        25,453

                                                                                                                         12,095,432
                                                                                                                    ---------------

BRAZIL - 0.09%
        230,790    VIVO PARTICIPACOES SA ADR (COMMUNICATIONS)                                                               720,065
                                                                                                                    ---------------

CANADA - 0.30%
         49,100    ENCANA CORPORATION (OIL & GAS EXTRACTION)<<                                                            2,284,671
                                                                                                                    ---------------

DENMARK - 0.72%
         11,750    CARLSBERG A/S (FOOD & KINDRED PRODUCTS)                                                                  988,184
         96,200    DANSKE BANK A/S (DEPOSITORY INSTITUTIONS)                                                              3,783,472
         33,700    H. LUNDBECK A/S (CHEMICALS & ALLIED PRODUCTS)                                                            785,207

                                                                                                                          5,556,863
                                                                                                                    ---------------

FINLAND - 1.20%
         22,400    ELCOTEQ NETWORK OYJ (COMMUNICATIONS)                                                                     312,164
        191,500    FORTUM OYJ (ELECTRIC, GAS & SANITARY SERVICES)                                                         5,101,907
         64,300    KEMIRA OYJ (CHEMICALS & ALLIED PRODUCTS)<<                                                             1,198,577
         55,900    RAUTARUUKKI OYJ (PRIMARY METAL INDUSTRIES)                                                             1,605,527
         66,500    STORA ENSO OYJ (PAPER & ALLIED PRODUCTS)                                                               1,008,534

                                                                                                                          9,226,709
                                                                                                                    ---------------

FRANCE - 10.86%
        256,500    ALCATEL SA (COMMUNICATIONS)                                                                            3,132,214
         46,383    ALSTOM RGPT (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)+                                  4,196,532
          3,350    ARKEMA (OIL & GAS EXTRACTION)+                                                                           158,067
         10,500    ASSURANCES GENERALES DE FRANCE (INSURANCE CARRIERS)<<                                                  1,322,136
        180,405    AXA SA (INSURANCE CARRIERS)                                                                            6,652,419
         51,000    BNP PARIBAS SA (DEPOSITORY INSTITUTIONS)<<                                                             5,487,313
        103,186    BOUYGUES SA (ENGINEERING CONSTRUCTION)                                                                 5,519,059

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS               SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
FRANCE (CONTINUED)
         48,978    CAP GEMINI SA (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                           $     2,597,925
        106,383    CARREFOUR SA (FOOD STORES)                                                                             6,722,036
         10,000    CNP ASSURANCES (INSURANCE AGENTS, BROKERS & SERVICE)                                                     970,061
         38,000    COMPAGNIE DE SAINT-GOBAIN (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                     2,756,242
          9,500    COMPAGNIE GENERALE DES ESTABLISSEMENTS MICHELIN (RUBBER & MISCELLANEOUS PLASTICS PRODUCTS)               696,288
         33,900    CREDIT AGRICOLE SA (DEPOSITORY INSTITUTIONS)                                                           1,489,071
         45,408    ELECTRICITE DE FRANCE (ELECTRIC, GAS & SANITARY SERVICES)                                              2,521,995
         51,883    LVMH MOET HENNESSY LOUIS VUITTON SA (CONSUMER SERVICES)                                                5,345,473
         16,900    PEUGEOT SA (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                                              952,997
         14,600    RALLYE SA (GENERAL MERCHANDISE STORES)                                                                   690,557
         14,500    RENAULT SA (TRANSPORTATION EQUIPMENT)                                                                  1,663,084
         42,100    SAFRAN SA (NATIONAL SECURITY & INTERNATIONAL AFFAIRS)<<                                                  850,958
         29,782    SANOFI-AVENTIS SA (CHEMICALS & ALLIED PRODUCTS)                                                        2,651,116
         20,900    SOCIETE GENERALE (DEPOSITORY INSTITUTIONS)                                                             3,326,042
         67,000    SUEZ SA (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                               2,946,399
         82,847    TECHNIP SA (OIL & GAS EXTRACTION)                                                                      4,708,541
        134,000    TOTAL SA (OIL & GAS EXTRACTION)<<                                                                      8,793,320
         26,899    VALEO SA (TRANSPORTATION EQUIPMENT)                                                                      959,497
         15,009    VINCI SA (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)<<                            1,671,029
        129,400    VIVENDI UNIVERSAL SA (COMMUNICATIONS)                                                                  4,664,970

                                                                                                                         83,445,341
                                                                                                                    ---------------

GERMANY - 7.44%
         59,346    ALLIANZ AG (INSURANCE CARRIERS)                                                                       10,270,656
         29,900    ALTANA AG (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)            1,651,569
         47,400    BASF AG (CHEMICALS & ALLIED PRODUCTS)                                                                  3,795,678
         22,200    BAYERISCHE MOTOREN WERKE AG (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                           1,189,090
         88,742    COMMERZBANK AG (DEPOSITORY INSTITUTIONS)                                                               2,987,662
         27,800    DAIMLERCHRYSLER AG (TRANSPORTATION EQUIPMENT)                                                          1,389,277
         69,816    DEUTSCHE POST AG (TRANSPORTATION SERVICES)                                                             1,832,580
         53,316    E.ON AG (ELECTRIC, GAS & SANITARY SERVICES)                                                            6,319,955
         16,500    FRESENIUS MEDICAL CARE AG (HEALTH SERVICES)                                                            2,143,341
         20,982    IVG IMMOBILIEN AG (REAL ESTATE)                                                                          759,344
         30,100    MAN AG (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)<<                                      2,547,361
         43,900    METRO AG (FOOD STORES)                                                                                 2,565,718
         13,300    MUENCHENER RUECKVERSICHERUNGS GESELLSCHAFT AG (INSURANCE CARRIERS)                                     2,103,249
         84,065    RWE AG (ELECTRIC, GAS & SANITARY SERVICES)                                                             7,755,074
         26,786    SAP AG (BUSINESS SERVICES)                                                                             5,312,297
         95,800    THYSSENKRUPP AG (PRIMARY METAL INDUSTRIES)                                                             3,227,712
         61,600    TUI AG (TRANSPORTATION BY AIR)<<                                                                       1,271,665

                                                                                                                         57,122,228
                                                                                                                    ---------------

GREECE - 0.41%
        100,729    ALPHA BANK AE (DEPOSITORY INSTITUTIONS)                                                                2,687,424
         17,700    PUBLIC POWER CORPORATION SA (ELECTRIC, GAS & SANITARY SERVICES)                                          426,447

                                                                                                                          3,113,871
                                                                                                                    ---------------

HONG KONG - 3.86%
        218,000    CHEUNG KONG HOLDINGS LIMITED (REAL ESTATE)                                                             2,340,716
        294,000    CHINA LIFE INSURANCE COMPANY LIMITED (INSURANCE CARRIERS)+                                               575,120
        603,200    CHINA MERCHANTS HOLDINGS INTERNATIONAL COMPANY LIMITED (MOTOR FREIGHT TRANSPORTATION &
                   WAREHOUSING)                                                                                           1,769,187
      1,042,900    CHINA MOBILE (HONG KONG) LIMITED (COMMUNICATIONS)                                                      7,369,301
      2,099,000    CHINA PETROLEUM & CHEMICAL CORPORATION (SINOPEC) (OIL COMPANIES)                                       1,304,020
      1,525,700    CHINA UNICOM LIMITED (BUSINESS SERVICES)                                                               1,504,031
        421,000    CITIC PACIFIC LIMITED (MISCELLANEOUS RETAIL)                                                           1,296,939
      2,745,000    GUANGDONG INVESTMENT LIMITED (BUSINESS SERVICES)                                                       1,109,888
         85,000    HUTCHINSON WHAMPOA (DIVERSIFIED OPERATIONS)                                                              750,643

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006               WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

   INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
HONG KONG (CONTINUED)
        563,700    MTR CORPORATION (RAILROAD TRANSPORTATION)                                                        $     1,415,283
        433,200    NWS HOLDINGS LIMITED (BUSINESS SERVICES)<<                                                               897,467
        275,220    ORIENT OVERSEAS INTERNATIONAL LIMITED (WATER TRANSPORTATION)                                           1,119,865
        377,400    SMARTONE TELECOMMUNICATIONS HOLDING LIMITED (COMMUNICATIONS)                                             361,867
        497,000    SUN HUNG KAI PROPERTIES LIMITED (REAL ESTATE)                                                          5,425,715
         51,258    SWIRE PACIFIC LIMITED (BUSINESS SERVICES)                                                                535,565
        347,000    TELEVISION BROADCASTS LIMITED (MOTION PICTURES)                                                        1,870,704

                                                                                                                         29,646,311
                                                                                                                    ---------------

INDONESIA - 0.01%
        222,500    BANK MANDIRI PERSERO TBK PT (DEPOSITORY INSTITUTIONS)                                                     56,077
                                                                                                                    ---------------

IRELAND - 0.27%
         82,800    IRISH LIFE & PERMANENT PLC (NON-DEPOSITORY CREDIT INSTITUTIONS)                                        2,074,699
                                                                                                                    ---------------

ITALY - 3.96%
         89,600    BANCA INTESA SPA (DEPOSITORY INSTITUTIONS)                                                               589,676
         61,200    BANCHE POPOLARI UNITE SPA (DEPOSITORY INSTITUTIONS)                                                    1,646,776
         97,000    BENETTON GROUP SPA (APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS)           1,669,127
          4,154    CAPITALIA SPA (DEPOSITORY INSTITUTIONS)                                                                   34,397
        309,430    ENI SPA (PETROLEUM REFINING & RELATED INDUSTRIES)<<                                                    9,169,779
        160,700    FIAT SPA (TRANSPORTATION EQUIPMENT)<<+                                                                 2,561,468
         26,500    IFIL INVESTMENTS SPA (MISCELLANEOUS SERVICES)                                                            179,106
         82,667    MEDIOBANCA SPA (DEPOSITORY INSTITUTIONS)<<                                                             1,803,011
        176,598    SAIPEM SPA (OIL & GAS EXTRACTION)                                                                      3,838,259
        470,322    TELECOM ITALIA RNC SPA (COMMUNICATIONS)                                                                1,133,148
        231,855    TELECOM ITALIA SPA (COMMUNICATIONS)                                                                      658,570
        855,072    UNICREDITO ITALIANO SPA (DEPOSITORY INSTITUTIONS)                                                      7,096,596

                                                                                                                         30,379,913
                                                                                                                    ---------------

JAPAN - 21.57%
          9,000    ACOM COMPANY LIMITED (NON-DEPOSITORY CREDIT INSTITUTIONS)                                                384,000
        226,300    AEON COMPANY LIMITED (MISCELLANEOUS RETAIL)                                                            5,546,146
         51,350    AIFUL CORPORATION (NON-DEPOSITORY CREDIT INSTITUTIONS)                                                 1,986,620
         34,300    ALPINE ELECTRONICS INCORPORATED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
                   COMPUTER EQUIPMENT)                                                                                      480,853
         58,600    ALPS ELECTRIC COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
                   COMPUTER EQUIPMENT)<<                                                                                    612,168
        127,300    ASAHI BREWERIES LIMITED (FOOD & KINDRED PRODUCTS)                                                      1,855,751
        183,000    ASAHI KASEI CORPORATION (CHEMICALS & ALLIED PRODUCTS)<<                                                1,171,200
         96,200    BRIDGESTONE CORPORATION (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                               1,942,324
         34,000    CANON INCORPORATED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                             1,773,037
        105,000    CENTRAL GLASS COMPANY LIMITED (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME
                   DEALERS)                                                                                                 581,333
        137,700    CHUGAI PHARMACEUTICAL COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                    2,960,914
        225,000    COSMO OIL COMPANY LIMITED (OIL & GAS EXTRACTION)                                                         927,619
        170,900    CREDIT SAISON COMPANY LIMITED (MISCELLANEOUS RETAIL)                                                   7,204,927
        117,000    DAIWA HOUSE INDUSTRY COMPANY LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE
                   BUILDERS)                                                                                              2,025,524
        342,000    DENKI KAGAKU KOGYO KABUSHIKI KAISHA (CHEMICALS & ALLIED PRODUCTS)                                      1,326,019
         85,000    FUJI HEAVY INDUSTRIES LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                   483,556
         51,100    HITACHI CAPITAL CORPORATION (NON-DEPOSITORY CREDIT INSTITUTIONS)                                         973,333
         73,000    HOKKAIDO ELECTRIC POWER COMPANY INCORPORATED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
                   COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                                                 1,770,540
         74,000    HOKUETSU PAPER MILLS LIMITED (PAPER & ALLIED PRODUCTS)<<                                                 449,168
         61,800    HONDA MOTOR COMPANY LIMITED (TRANSPORTATION EQUIPMENT)                                                 2,077,003
            960    JAPAN TOBACCO INCORPORATED (TOBACCO PRODUCTS)                                                          3,730,286
          4,165    JUPITER TELECOMMUNICATIONS COMPANY LIMITED (COMMUNICATIONS)+                                           3,141,600
         97,200    KANSAI ELECTRIC POWER COMPANY INCORPORATED (ELECTRIC, GAS & SANITARY SERVICES)                         2,242,286
         89,000    KAO CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                          2,373,333

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS               SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
JAPAN (CONTINUED)
         15,900    KEYENCE CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                       $     3,661,206
        102,000    MAEDA ROAD CONSTRUCTION COMPANY LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE
                   BUILDERS)                                                                                                739,149
        325,400    MARUBENI CORPORATION (BUSINESS SERVICES)                                                               1,619,769
        144,500    MILLEA HOLDINGS INCORPORATED (INSURANCE CARRIERS)                                                      5,244,056
        227,000    MITSUBISHI CHEMICAL HOLDINGS CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                 1,422,053
         98,000    MITSUBISHI ESTATE COMPANY LIMITED (REAL ESTATE)                                                        2,140,444
            270    MITSUBISHI UFJ FINANCIAL GROUP INCORPORATED (DEPOSITORY INSTITUTIONS)                                  3,474,286
        161,200    MITSUI & COMPANY LIMITED (WHOLESALE TRADE-DURABLE GOODS)                                               2,049,713
         99,100    MITSUI FUDOSAN COMPANY LIMITED (REAL ESTATE)                                                           2,252,559
        282,000    MITSUI SUMITOMO INSURANCE COMPANY LIMITED (INSURANCE CARRIERS)                                         3,526,044
            746    MIZUHO FINANCIAL GROUP INCORPORATED (BANKING)                                                          5,784,855
         49,100    MURATA MANUFACTURING COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                   EXCEPT COMPUTER EQUIPMENT)                                                                             3,408,423
         28,900    NAMCO BANDAI HOLDINGS INCORPORATED (AMUSEMENT & RECREATION SERVICES)<<                                   454,326
        244,500    NIKKO CORDIAL CORPORATION (FINANCIAL)                                                                  2,835,683
        729,000    NIPPON OIL CORPORATION (OIL & GAS EXTRACTION)                                                          5,369,143
        370,000    NIPPON STEEL CORPORATION (PRIMARY METAL INDUSTRIES)                                                    1,522,286
            600    NIPPON TELEGRAPH & TELEPHONE CORPORATION (COMMUNICATIONS)                                              2,946,032
        325,200    NISSAN MOTOR COMPANY LIMITED (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                          3,642,240
        271,000    NOMURA HOLDINGS INCORPORATED (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)             4,771,894
        144,000    NSK LIMITED (PRIMARY METAL INDUSTRIES)<<                                                               1,215,390
            303    NTT DATA CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)<<                                                                                           1,397,968
          3,452    NTT DOCOMO INCORPORATED (COMMUNICATIONS)                                                               5,318,637
        326,000    OJI PAPER COMPANY LIMITED (PAPER & ALLIED PRODUCTS)                                                    1,785,583
        113,800    OMRON CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                             2,793,820
         19,600    ORIX CORPORATION (MISCELLANEOUS RETAIL)                                                                5,417,481
         19,400    PROMISE COMPANY LIMITED (NON-DEPOSITORY CREDIT INSTITUTIONS)                                             771,894
        133,000    RENGO COMPANY LIMITED (PAPER & ALLIED PRODUCTS)<<                                                        884,978
         66,000    RICOH COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                             1,313,016
         43,200    RYOSAN COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                             1,108,114
         36,800    SANTEN PHARMACEUTICAL COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                      934,603
          7,700    SANYO SHINPAN FINANCE COMPANY LIMITED (NON-DEPOSITORY CREDIT INSTITUTIONS)                               307,674
         68,000    SECOM COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                             3,367,619
         85,100    SEGA SAMMY HOLDINGS INCORPORATED (AMUSEMENT & RECREATION SERVICES)                                     2,737,608
        246,000    SEKISUI HOUSE LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                 3,721,498
         71,000    SHARP CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                             1,217,143
        324,000    SHINSEI BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                         1,974,857
         60,400    SHOWA SHELL SEKIYU KK (OIL & GAS EXTRACTION)                                                             672,901
          8,000    SMC CORPORATION (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                               1,058,540
        154,000    SUMITOMO BAKELITE COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                        1,162,904
         55,000    SUMITOMO CORPORATION (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)                       685,841
            201    SUMITOMO MITSUI FINANCIAL GROUP INCORPORATED (DEPOSITORY INSTITUTIONS)                                 2,109,968
        398,000    SUMITOMO TRUST & BANKING COMPANY LIMITED (DEPOSITORY INSTITUTIONS)                                     4,164,470
        994,800    TAISEI CORPORATION (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)<<                  3,570,753
         11,800    TAKEFUJI CORPORATION (HOLDING & OTHER INVESTMENT OFFICES)<<                                              541,426
        155,000    TANABE SEIYAKU COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                           1,942,011
         54,700    TOKYO ELECTRIC POWER COMPANY INCORPORATED (ELECTRIC, GAS & SANITARY SERVICES)                          1,574,434
         96,000    TOPPAN PRINTING COMPANY LIMITED (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                             1,064,635
        209,000    TOSHIBA TEC CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                               976,660
         91,800    TOYOTA MOTOR CORPORATION (TRANSPORTATION EQUIPMENT)                                                    4,989,257

                                                                                                                        165,665,384
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006               WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

   INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
LUXEMBOURG - 0.51%
         13,336    RTL GROUP (COMMUNICATIONS)                                                                       $     1,403,594
        148,400    STOLT OFFSHORE SA (ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES)+                   2,535,256

                                                                                                                          3,938,850
                                                                                                                    ---------------

MEXICO - 0.96%
        203,100    GRUPO TELEVISA SA ADR (COMMUNICATIONS)                                                                 4,317,906
        908,100    WALMART DE MEXICO SA DE CV (GENERAL MERCHANDISE STORES)                                                3,089,225

                                                                                                                          7,407,131
                                                                                                                    ---------------

NETHERLANDS - 4.36%
         57,751    ABN AMRO HOLDINGS NV (DEPOSITORY INSTITUTIONS)                                                         1,684,322
        206,900    AEGON NV (INSURANCE CARRIERS)                                                                          3,880,310
         68,316    AKZO NOBEL NV (CHEMICALS & ALLIED PRODUCTS)                                                            4,208,406
        344,998    ASML HOLDING NV (SEMICONDUCTOR EQUIPMENT MANUFACTURING & RELATED)+                                     8,067,059
         27,900    ASML HOLDING NV NEW YORK REGISTERED SHARES (SEMICONDUCTOR EQUIPMENT MANUFACTURING & RELATED)+            649,512
        242,527    ING GROEP NV (FINANCIAL SERVICES)                                                                     10,668,469
         36,153    UNILEVER NV (FOOD & KINDRED PRODUCTS)                                                                    889,373
        132,200    WOLTERS KLUWER NV (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                           3,448,287

                                                                                                                         33,495,738
                                                                                                                    ---------------

NORWAY - 0.77%
         67,000    NORSK HYDRO ASA (OIL & GAS EXTRACTION)                                                                 1,496,223
          3,094    ORKLA ASA (FOOD & KINDRED PRODUCTS)                                                                      147,196
          9,000    RENEWABLE ENERGY CORPORATION AS (ELECTRIC, GAS & SANITARY SERVICES)+                                     139,276
        173,900    SEADRILL LIMITED (PETROLEUM REFINING & RELATED INDUSTRIES)+                                            2,280,796
         77,987    STATOIL ASA (PETROLEUM REFINING & RELATED INDUSTRIES)                                                  1,843,149

                                                                                                                          5,906,640
                                                                                                                    ---------------

PORTUGAL - 0.28%
        325,200    BANCO COMERCIAL PORTUGUES SA (DEPOSITORY INSTITUTIONS)                                                 1,010,309
        262,200    ELECTRICIDADE DE PORTUGAL SA (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                   EXCEPT COMPUTER EQUIPMENT)                                                                             1,137,094

                                                                                                                          2,147,403
                                                                                                                    ---------------

RUSSIA - 0.85%
         51,312    LUKOIL ADR (OIL & GAS EXTRACTION)                                                                      3,909,974
         16,358    NOVATEK OAO GDR (OIL & GAS EXTRACTION)+                                                                  813,811
         24,331    UNIFIED ENERGY SYSTEM REG S GDR (ELECTRIC, GAS & SANITARY SERVICES)                                    1,793,195

                                                                                                                          6,516,980
                                                                                                                    ---------------

SINGAPORE - 1.68%
        910,000    CAPITALAND LIMITED (REAL ESTATE)                                                                       2,893,436
        342,600    KEPPEL CORPORATION LIMITED (BUSINESS SERVICES)                                                         3,192,495
        433,101    MOBILONE LIMITED (COMMUNICATIONS)                                                                        575,377
        398,000    NEPTUNE ORIENT LINES LIMITED (WATER TRANSPORTATION)                                                      508,698
        335,000    SINGAPORE AIRLINES LIMITED (TRANSPORTATION SERVICES)                                                   3,079,490
        256,000    UNITED OVERSEAS BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                 2,627,294

                                                                                                                         12,876,790
                                                                                                                    ---------------

SOUTH AFRICA - 0.02%
         18,500    MTN GROUP LIMITED (COMMUNICATIONS)                                                                       149,639
                                                                                                                    ---------------

SOUTH KOREA - 1.61%
         60,869    HANA FINANCIAL GROUP INCORPORATED (DEPOSITORY INSTITUTIONS)+                                           2,785,340
         67,502    KOOKMIN BANK (FINANCIAL SERVICES)                                                                      5,321,690
            858    SAMSUNG ELECTRONICS COMPANY LIMITED - PREFERRED (ELECTRONIC &
                   OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                      450,648

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS               SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
SOUTH KOREA (CONTINUED)
         85,140    SHINHAN FINANCIAL GROUP COMPANY LIMITED (FINANCIAL SERVICES)                                     $     3,837,486

                                                                                                                         12,395,164
                                                                                                                    ---------------

SPAIN - 2.31%
        196,000    BANCO BILBAO VIZCAYA ARGENTARIA SA (DEPOSITORY INSTITUTIONS)<<                                         4,535,829
        105,300    BANCO SANTANDER CENTRAL HISPANO SA (DEPOSITORY INSTITUTIONS)                                           1,665,070
        100,810    ENDESA SA (ELECTRIC, GAS & SANITARY SERVICES)                                                          4,288,781
         69,399    INDRA SISTEMAS SA (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                             1,510,109
         51,247    INDUSTRIA DE DISENO TEXTIL SA (APPAREL & ACCESSORY STORES)                                             2,388,810
        104,000    REPSOL YPF SA (OIL & GAS EXTRACTION)                                                                   3,095,167
         14,143    TELEFONICA SA (COMMUNICATIONS)                                                                           245,159

                                                                                                                         17,728,925
                                                                                                                    ---------------

SWEDEN - 1.20%
         40,900    ELECTROLUX AB (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)                                           664,165
         40,900    HUSQVARNA AB B SHARES (COMMUNICATIONS)+                                                                  481,380
        299,900    NORDEA AB (DEPOSITORY INSTITUTIONS)                                                                    3,928,741
         77,600    SECURITAS AB (BUSINESS SERVICES)                                                                         974,216
         77,600    SECURITAS DIRECT AB B SHARES (BUSINESS SERVICES)+                                                        194,843
         77,600    SECURITAS SYSTEMS AB CLASS B (BUSINESS SERVICES)+                                                        291,206
         39,807    SWEDBANK AB (DEPOSITORY INSTITUTIONS)                                                                  1,181,475
         25,300    VOLVO AB B SHARES (TRANSPORTATION EQUIPMENT)                                                           1,506,990

                                                                                                                          9,223,016
                                                                                                                    ---------------

SWITZERLAND - 9.05%
         56,194    ADECCO SA (BUSINESS SERVICES)                                                                          3,390,649
         16,900    CIBA SPECIALTY CHEMICALS AG (CHEMICALS & ALLIED PRODUCTS)                                              1,020,393
         74,700    CREDIT SUISSE GROUP (NON-DEPOSITORY CREDIT INSTITUTIONS)                                               4,322,080
          3,100    GEORG FISCHER AG (TRANSPORTATION EQUIPMENT)+                                                           1,452,757
         31,700    HOLCIM LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                        2,590,859
         16,379    NESTLE SA (FOOD & KINDRED PRODUCTS)                                                                    5,710,939
        159,985    NOVARTIS AG (CHEMICALS & ALLIED PRODUCTS)                                                              9,339,762
          3,600    RIETER HOLDING AG (CHEMICALS & ALLIED PRODUCTS)                                                        1,550,322
         67,340    ROCHE HOLDING AG (HEALTH SERVICES)                                                                    11,642,935
          1,734    SWATCH GROUP AG (APPAREL & ACCESSORY STORES)                                                             335,027
         59,003    SWISS REINSURANCE (INSURANCE CARRIERS)                                                                 4,515,644
          4,100    SWISSCOM AG (COMMUNICATIONS)                                                                           1,364,809
        259,222    UBS AG (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)                                  15,506,262
          2,900    VALORA HOLDING AG (GENERAL MERCHANDISE STORES)                                                           674,877
          6,400    VERWALTUNGS-UND PRIVAT-BANK AG (DEPOSITORY INSTITUTIONS)                                               1,525,211
         18,600    ZURICH FINANCIAL SERVICES AG (FINANCIAL SERVICES)                                                      4,570,235

                                                                                                                         69,512,761
                                                                                                                    ---------------

TAIWAN - 0.17%
        135,145    TAIWAN SEMICONDUCTOR MANUFACTURING COMPANY LIMITED ADR (ELECTRONIC &
                   OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)+                                   1,297,392
                                                                                                                    ---------------

THAILAND - 0.43%
        664,000    ADVANCED INFORMATION SERVICE PUBLIC COMPANY LIMITED (FOREIGN REGISTERED) (COMMUNICATIONS)              1,590,843
        592,200    BANGKOK BANK PUBLIC COMPANY LIMITED (DEPOSITORY INSTITUTIONS)                                          1,686,820

                                                                                                                          3,277,663
                                                                                                                    ---------------

UNITED KINGDOM - 17.47%
        161,500    ALFRED MCALPINE GROUP PLC (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)             1,514,942
        117,400    ALLIANCE & LEICESTER PLC (DEPOSITORY INSTITUTIONS)                                                     2,387,171
         83,786    ASTRAZENECA PLC (CHEMICALS & ALLIED PRODUCTS)                                                          5,236,528
        335,934    AVIVA PLC (INSURANCE CARRIERS)                                                                         4,924,945
        273,000    BAE SYSTEMS PLC (TRANSPORTATION BY AIR)                                                                2,020,320

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006               WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

   INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
UNITED KINGDOM (CONTINUED)
        811,188    BARCLAYS PLC (DEPOSITORY INSTITUTIONS)                                                           $    10,236,867
         93,600    BARRATT DEVELOPMENTS PLC (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)              1,868,180
         80,824    BOOTS GROUP PLC (HEALTH SERVICES)                                                                      1,172,810
        288,400    BP PLC (OIL & GAS EXTRACTION)                                                                          3,142,707
        193,700    BRADFORD & BINGLEY PLC (NON-DEPOSITORY CREDIT INSTITUTIONS)                                            1,715,443
        298,800    BRIT INSURANCE HOLDINGS PLC (INSURANCE CARRIERS)                                                       1,689,558
        266,000    BRITISH SKY BROADCASTING PLC (COMMUNICATIONS)                                                          2,719,318
        569,600    BT GROUP PLC (COMMUNICATIONS)                                                                          2,858,186
        225,662    CADBURY SCHWEPPES PLC (FOOD & KINDRED PRODUCTS)                                                        2,402,009
         49,811    CARNIVAL PLC (WATER TRANSPORTATION)                                                                    2,382,878
        374,500    DS SMITH PLC (PAPER & ALLIED PRODUCTS)                                                                 1,079,837
        677,500    DSG INTERNATIONAL PLC (GENERAL MERCHANDISE STORES)                                                     2,778,044
        165,500    EMAP PLC (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                    2,330,244
        198,600    EMAP PLC B SHARES (PRINTING, PUBLISHING & ALLIED INDUSTRIES)+                                            409,032
         93,000    GEORGE WIMPEY PLC (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                       901,983
        283,000    GKL PLC (TRANSPORTATION EQUIPMENT)                                                                     1,522,061
        384,630    GLAXOSMITHKLINE PLC (CHEMICALS & ALLIED PRODUCTS)                                                     10,240,671
        104,300    HANSON PLC (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                    1,510,533
        202,200    HBOS PLC (DEPOSITORY INSTITUTIONS)                                                                     4,001,675
        434,642    HSBC HOLDINGS PLC (DEPOSITORY INSTITUTIONS)                                                            7,930,475
         96,800    HSBC HOLDINGS PLC (HONG KONG REGISTERED) (DEPOSITORY INSTITUTIONS)                                     1,765,614
        217,000    IMPERIAL CHEMICAL INDUSTRIES PLC (CHEMICALS & ALLIED PRODUCTS)                                         1,614,021
        820,543    KINGFISHER PLC (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)                     3,767,871
      1,005,000    LEGAL & GENERAL GROUP PLC (INSURANCE CARRIERS)                                                         2,681,431
        432,300    LLOYDS TSB GROUP PLC (DEPOSITORY INSTITUTIONS)                                                         4,366,790
        212,040    NATIONAL GRID PLC (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                             2,650,054
        348,700    NORTHERN FOODS PLC (FOOD & KINDRED PRODUCTS)                                                             587,598
        347,500    NORTHUMBRIAN WATER GROUP PLC (FOOD & KINDRED PRODUCTS)                                                 1,808,778
        561,300    OLD MUTUAL PLC (INSURANCE CARRIERS)                                                                    1,760,336
        438,282    ROLLS ROYCE GROUP PLC (AEROSPACE, DEFENSE)                                                             3,717,384
        921,700    ROYAL & SUN ALLIANCE INSURANCE GROUP PLC (INSURANCE CARRIERS)                                          2,571,352
        204,371    ROYAL DUTCH SHELL PLC CLASS A (OIL & GAS EXTRACTION)                                                   6,742,343
        138,000    ROYAL DUTCH SHELL PLC CLASS B (OIL & GAS EXTRACTION)                                                   4,684,492
        168,400    SCOTTISH & NEWCASTLE PLC (FOOD & KINDRED PRODUCTS)                                                     1,797,226
        148,000    SMITHS GROUP PLC (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                              2,484,263
         83,000    TATE & LYLE PLC (FOOD & KINDRED PRODUCTS)                                                              1,118,136
        174,100    TAYLOR WOODROW PLC (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                    1,156,397
      2,621,499    VODAFONE GROUP PLC (COMMUNICATIONS)                                                                    6,000,455
        854,742    WILLIAM MORRISON SUPERMARKETS PLC (FOOD & KINDRED PRODUCTS)                                            3,892,906

                                                                                                                        134,143,864
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $609,442,992)                                                                                 749,071,928
                                                                                                                    ---------------

COLLATERAL FOR SECURITIES LENDING - 6.89%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 6.89%
     52,922,652    BANK OF NEW YORK INSTITUTIONAL CASH RESERVE FUND                                                      52,922,652
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $52,922,652)                                                               52,922,652
                                                                                                                    ---------------

SHORT-TERM INVESTMENTS - 1.26%
      9,690,854    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                           9,690,854
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $9,690,854)                                                                            9,690,854
                                                                                                                    ---------------

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS               SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
TOTAL INVESTMENTS IN SECURITIES
(COST $672,056,498)*                               105.68%                                                          $   811,685,434

OTHER ASSETS AND LIABILITIES, NET                   (5.68)                                                              (43,617,455)
                                                   ------                                                           ---------------

TOTAL NET ASSETS                                   100.00%                                                          $   768,067,979
                                                   ======                                                           ===============

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+     NON-INCOME EARNING SECURITIES.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

++    SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $9,690,854.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $673,864,339 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

     GROSS UNREALIZED APPRECIATION                               $ 154,084,942
     GROSS UNREALIZED DEPRECIATION                                 (16,263,847)
                                                                 -------------
     NET UNREALIZED APPRECIATION (DEPRECIATION)                  $ 137,821,095

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND
LIABILITIES--SEPTEMBER 30, 2006  WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

                                                                                        INSTITUTIONAL
                                                                      EMERGING MARKETS       EMERGING  INTERNATIONAL  INTERNATIONAL
                                                                            FOCUS FUND   MARKETS FUND      CORE FUND    EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
   IN SECURITIES, AT MARKET VALUE ..................................  $    229,168,218  $  21,039,887  $   5,797,215  $ 749,071,928
   COLLATERAL FOR SECURITIES LOANED (NOTE 2) .......................        31,766,332              0         71,021     52,922,652
   INVESTMENTS IN AFFILIATES .......................................        25,027,301      1,345,582        186,884      9,690,854
                                                                      ----------------  -------------  -------------  -------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) .................       285,961,851     22,385,469      6,055,120    811,685,434
                                                                      ----------------  -------------  -------------  -------------
   CASH ............................................................                 0              0              0         49,985
   FOREIGN CURRENCY, AT VALUE ......................................           146,164        303,476              0      6,795,630
   RECEIVABLE FOR FUND SHARES ISSUED ...............................            87,494          3,303         38,971        158,648
   RECEIVABLE FOR INVESTMENTS SOLD .................................         9,229,604      1,507,333         17,297      3,567,182
   RECEIVABLES FOR DIVIDENDS AND INTEREST ..........................           606,582         78,098         17,373      2,439,019
   PREPAID EXPENSES AND OTHER ASSETS ...............................                 0            702              0         99,144
                                                                      ----------------  -------------  -------------  -------------
TOTAL ASSETS .......................................................       296,031,695     24,278,381      6,128,761    824,795,042
                                                                      ----------------  -------------  -------------  -------------
LIABILITIES
   FOREIGN TAXES PAYABLE ...........................................           299,640         15,177              0              0
   PAYABLE FOR FUND SHARES REDEEMED ................................           206,873         34,249         16,756        400,856
   PAYABLE FOR INVESTMENTS PURCHASED ...............................        15,054,782        119,913              0      2,664,502
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) ...........           297,376         18,499            514        567,182
   PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT .........            58,044              0          2,614        171,871
   PAYABLE FOR SECURITIES LOANED (NOTE 2) ..........................        31,766,332              0         71,021     52,922,652
   ACCRUED EXPENSES AND OTHER LIABILITIES ..........................            30,999         32,897          9,450              0
                                                                      ----------------  -------------  -------------  -------------
TOTAL LIABILITIES ..................................................        47,714,046        220,735        100,355     56,727,063
                                                                      ----------------  -------------  -------------  -------------
TOTAL NET ASSETS ...................................................  $    248,317,649  $  24,057,646  $   6,028,406  $ 768,067,979
                                                                      ================  =============  =============  =============
NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------------
   PAID-IN CAPITAL .................................................  $    308,178,298  $  20,882,377  $   5,154,020  $ 676,250,663
   UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ......................          (208,042)             0         32,972      7,890,680
   UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS ...........       (80,982,962)       216,163        123,305    (55,699,898)
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS,
      FOREIGN CURRENCIES AND TRANSLATION OF ASSETS AND LIABILITIES
      DENOMINATED IN FOREIGN CURRENCIES ............................        21,330,355      2,959,106        718,109    139,626,534
                                                                      ----------------  -------------  -------------  -------------
TOTAL NET ASSETS ...................................................  $    248,317,649  $  24,057,646  $   6,028,406  $ 768,067,979
                                                                      ----------------  -------------  -------------  -------------
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
-----------------------------------------------------------------------------------------------------------------------------------
   NET ASSETS - CLASS A ............................................  $    162,524,838            N/A  $   2,745,185  $  52,242,608
   SHARES OUTSTANDING - CLASS A ....................................         4,916,366            N/A        193,943      3,284,016
   NET ASSET VALUE PER SHARE - CLASS A .............................  $          33.06            N/A  $       14.15  $       15.91
   MAXIMUM OFFERING PRICE PER SHARE - CLASS A(2) ...................  $          35.07            N/A  $       15.01  $       16.88
   NET ASSETS - CLASS B ............................................  $      6,309,768            N/A  $   2,616,341  $  15,385,348
   SHARES OUTSTANDING - CLASS B ....................................           195,416            N/A        187,769      1,017,000
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS B ..........  $          32.29            N/A  $       13.93  $       15.13
   NET ASSETS - CLASS C ............................................  $      3,121,537            N/A  $     636,981  $   1,652,398
   SHARES OUTSTANDING - CLASS C ....................................            97,044            N/A         45,596        109,432
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS C ..........  $          32.17            N/A  $       13.97  $       15.10
   NET ASSETS - ADMINISTRATOR CLASS ................................  $     76,361,506            N/A  $      29,899  $ 698,777,583
   SHARES OUTSTANDING - ADMINISTRATOR CLASS ........................         2,310,913            N/A          2,107     43,950,100
   NET ASSET VALUE AND OFFERING PRICE PER SHARE -
      ADMINISTRATOR CLASS ..........................................  $          33.04            N/A  $       14.19  $       15.90
   NET ASSETS - INSTITUTIONAL CLASS ................................               N/A  $  24,057,646            N/A  $      10,042
   SHARES OUTSTANDING - INSTITUTIONAL CLASS ........................               N/A        616,923            N/A            631
   NET ASSET VALUE AND OFFERING PRICE PER SHARE -
      INSTITUTIONAL CLASS ..........................................               N/A  $       39.00            N/A  $       15.91
                                                                      ----------------  -------------  -------------  -------------
INVESTMENTS AT COST ................................................  $    264,592,634  $  19,414,831  $   5,336,862  $ 672,056,498
                                                                      ----------------  -------------  -------------  -------------
FOREIGN CURRENCIES AT COST .........................................  $        146,996  $     305,114  $           0  $   6,776,477
                                                                      ================  =============  =============  =============
SECURITIES ON LOAN, AT MARKET VALUE ................................  $     29,107,510  $           0  $      67,227  $  50,275,626
                                                                      ================  =============  =============  =============

(1)   EACH FUND HAS AN UNLIMITED NUMBER OF AUTHORIZED SHARES.

(2) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/94.25 OF NET ASSET SALES. ON INVESTMENTS OF 50,000 OR MORE, THE OFFERING PRICE IS REDUCED.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                      STATEMENTS OF OPERATIONS--
                                                              FOR THE YEAR ENDED
WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS               SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

                                                                                        INSTITUTIONAL
                                                                      EMERGING MARKETS       EMERGING  INTERNATIONAL  INTERNATIONAL
                                                                            FOCUS FUND   MARKETS FUND      CORE FUND    EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

   DIVIDENDS(1) ....................................................  $      9,283,960  $   1,923,669  $     136,429  $  19,014,120
   INTEREST ........................................................             1,295         24,687              0              0
   INCOME FROM AFFILIATED SECURITIES ...............................           450,937        129,893          9,692        687,301
   SECURITIES LENDING INCOME, NET ..................................           139,864         36,232          1,707        422,172
                                                                      ----------------  -------------  -------------  -------------
TOTAL INVESTMENT INCOME ............................................         9,876,056      2,114,481        147,828     20,123,593
                                                                      ----------------  -------------  -------------  -------------
EXPENSES
   ADVISORY FEES ...................................................         2,884,051        712,226         46,204      6,791,514
   ADMINISTRATION FEES
      FUND LEVEL ...................................................           131,093         32,374          2,432        363,456
      CLASS A ......................................................           473,402            N/A          4,789        149,921
      CLASS B ......................................................            16,007            N/A          5,206         41,949
      CLASS C ......................................................             7,998            N/A          1,136          4,344
      ADMINISTRATOR CLASS ..........................................            84,541            N/A             24        656,834
      INSTITUTIONAL CLASS ..........................................               N/A         51,798            N/A              1
   CUSTODY FEES ....................................................           655,466        161,870          4,864        726,911
   SHAREHOLDER SERVICING FEES ......................................           655,466              0         12,159      1,817,275
   ACCOUNTING FEES .................................................            61,030         37,641         38,259        118,922
   DISTRIBUTION FEES (NOTE 3)
      CLASS B ......................................................            42,876            N/A         16,976        112,365
      CLASS C ......................................................            21,424            N/A          3,705         11,635
   PROFESSIONAL FEES ...............................................            40,675         23,509         21,845         34,911
   REGISTRATION FEES ...............................................            20,357         12,299         37,901         40,927
   SHAREHOLDER REPORTS .............................................            64,691          9,312          4,746        162,539
   TRUSTEES' FEES ..................................................             8,613          8,613          8,599          8,612
   OTHER FEES AND EXPENSES .........................................            13,367          4,782         10,181         59,963
                                                                      ----------------  -------------  -------------  -------------
TOTAL EXPENSES .....................................................         5,181,057      1,054,424        219,026     11,102,079
                                                                      ----------------  -------------  -------------  -------------

LESS:
   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ....................          (397,214)      (244,061)      (125,439)    (1,710,214)
   NET EXPENSES ....................................................         4,783,843        810,363         93,587      9,391,865
                                                                      ----------------  -------------  -------------  -------------
NET INVESTMENT INCOME (LOSS) .......................................         5,092,213      1,304,118         54,241     10,731,728
                                                                      ----------------  -------------  -------------  -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) FROM:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY
      TRANSLATION ..................................................        60,672,577     23,645,540        113,344     63,266,979
                                                                      ----------------  -------------  -------------  -------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ..........................        60,672,577     23,645,540        113,344     63,266,979
                                                                      ----------------  -------------  -------------  -------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY
      TRANSLATION ..................................................       (16,194,120)   (11,490,855)       430,664     44,777,301
                                                                      ----------------  -------------  -------------  -------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   OF INVESTMENTS ..................................................       (16,194,120)   (11,490,855)       430,664     44,777,301
                                                                      ================  =============  =============  =============
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS .............        44,478,457     12,154,685        544,008    108,044,280
                                                                      ----------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ....  $     49,570,670  $  13,458,803  $     598,249  $ 118,776,008
                                                                      ================  =============  =============  =============

   (1) NET OF FOREIGN WITHHOLDING TAXES OF .........................  $        373,164  $     129,455  $      10,865  $   1,631,179

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                        THIS PAGE IS INTENTIONALLY LEFT BLANK --

                                                           STATEMENTS OF CHANGES
WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS                    IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                 EMERGING MARKETS FOCUS FUND
                                                                                           ---------------------------------------
                                                                                                      FOR THE              FOR THE
                                                                                                   YEAR ENDED           YEAR ENDED
                                                                                           SEPTEMBER 30, 2006   SEPTEMBER 30, 2005
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ................................................................   $      237,387,393   $      195,485,641

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ........................................................            5,092,213            1,380,632
   NET REALIZED GAIN (LOSS) ON INVESTMENTS .............................................           60,672,577           46,911,843
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS .................          (16,194,120)          14,800,487
                                                                                           ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ........................           49,570,670           63,092,962
                                                                                           ------------------   ------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS A ..........................................................................           (2,824,929)                   0
      CLASS B ..........................................................................              (59,823)                   0
      CLASS C ..........................................................................              (25,808)                   0
      ADMINISTRATOR CLASS ..............................................................           (1,558,845)                   0
      INSTITUTIONAL CLASS ..............................................................                  N/A                  N/A

   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS A ..........................................................................                    0                    0
      CLASS B ..........................................................................                    0                    0
      CLASS C ..........................................................................                    0                    0
      ADMINISTRATOR CLASS ..............................................................                    0                    0
      INSTITUTIONAL CLASS ..............................................................                  N/A                  N/A
                                                                                           ------------------   ------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ....................................................           (4,469,405)                   0
                                                                                           ------------------   ------------------

CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A .................................................           25,574,025           12,852,924
   PROCEEDS FROM REDEMPTION FEES - CLASS A .............................................               14,140               18,737
   REINVESTMENT OF DISTRIBUTIONS - CLASS A .............................................            2,462,835                    0
   COST OF SHARES REDEEMED - CLASS A ...................................................          (52,831,004)         (38,568,700)
                                                                                           ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS A .............................................................................          (24,780,004)         (25,697,039)
                                                                                           ------------------   ------------------
   PROCEEDS FROM SHARES SOLD - CLASS B .................................................            2,335,721            1,175,544
   PROCEEDS FROM REDEMPTION FEES - CLASS B .............................................                  506                   51
   REINVESTMENT OF DISTRIBUTIONS - CLASS B .............................................               56,388                    0
   COST OF SHARES REDEEMED - CLASS B ...................................................           (1,174,324)            (675,137)
                                                                                           ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS B .............................................................................            1,218,291              500,458
                                                                                           ------------------   ------------------
   PROCEEDS FROM SHARES SOLD - CLASS C .................................................            1,413,363              688,515
   PROCEEDS FROM REDEMPTION FEES - CLASS C .............................................                  253                   36
   REINVESTMENT OF DISTRIBUTIONS - CLASS C .............................................               25,266                    0
   COST OF SHARES REDEEMED - CLASS C ...................................................           (1,340,203)          (1,210,808)
                                                                                           ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS C .............................................................................               98,679             (522,257)
                                                                                           ------------------   ------------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS .....................................           56,802,187           40,241,206
   PROCEEDS FROM REDEMPTION FEES - ADMINISTRATOR CLASS .................................                7,578                  946
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS .................................            1,273,288                    0
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS .......................................          (68,791,028)         (35,714,524)
                                                                                           ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   ADMINISTRATOR CLASS .................................................................          (10,707,975)           4,527,628
                                                                                           ------------------   ------------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS .....................................                  N/A                  N/A
   PROCEEDS FROM REDEMPTION FEES - INSTITUTIONAL CLASS .................................                  N/A                  N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS .................................                  N/A                  N/A
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS .......................................                  N/A                  N/A
                                                                                           ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   INSTITUTIONAL CLASS .................................................................                  N/A                  N/A
                                                                                           ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS ........          (34,171,009)         (21,191,210)
                                                                                           ==================   ==================
NET INCREASE (DECREASE) IN NET ASSETS ..................................................           10,930,256           41,901,752
                                                                                           ==================   ==================
ENDING NET ASSETS ......................................................................   $      248,317,649   $      237,387,393
                                                                                           ==================   ==================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES
IN NET ASSETS                    WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

                                                                                                        INSTITUTIONAL
                                                                                                    EMERGING MARKETS FUND
                                                                                           ---------------------------------------
                                                                                                      FOR THE              FOR THE
                                                                                                   YEAR ENDED           YEAR ENDED
                                                                                           SEPTEMBER 30, 2006   SEPTEMBER 30, 2005
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ................................................................   $      109,972,864   $      101,260,179

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ........................................................            1,304,118            1,818,786
   NET REALIZED GAIN (LOSS) ON INVESTMENTS .............................................           23,645,540           33,403,106
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS .................          (11,490,855)          (2,270,380)
                                                                                           ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ........................           13,458,803           32,951,512
                                                                                           ------------------   ------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS A ..........................................................................                  N/A                  N/A
      CLASS B ..........................................................................                  N/A                  N/A
      CLASS C ..........................................................................                  N/A                  N/A
      ADMINISTRATOR CLASS ..............................................................                  N/A                  N/A
      INSTITUTIONAL CLASS ..............................................................           (2,100,004)            (857,339)

   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS A ..........................................................................                  N/A                  N/A
      CLASS B ..........................................................................                  N/A                  N/A
      CLASS C ..........................................................................                  N/A                  N/A
      ADMINISTRATOR CLASS ..............................................................                  N/A                  N/A
      INSTITUTIONAL CLASS ..............................................................          (15,354,245)                   0
                                                                                           ------------------   ------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ....................................................          (17,454,249)            (857,339)
                                                                                           ------------------   ------------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A .................................................                  N/A                  N/A
   PROCEEDS FROM REDEMPTION FEES - CLASS A .............................................                  N/A                  N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS A .............................................                  N/A                  N/A
   COST OF SHARES REDEEMED - CLASS A ...................................................                  N/A                  N/A
                                                                                           ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS A  ............................................................................                  N/A                  N/A
                                                                                           ------------------   ------------------
   PROCEEDS FROM SHARES SOLD - CLASS B .................................................                  N/A                  N/A
   PROCEEDS FROM REDEMPTION FEES - CLASS B .............................................                  N/A                  N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS B .............................................                  N/A                  N/A
   COST OF SHARES REDEEMED - CLASS B ...................................................                  N/A                  N/A
                                                                                           ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS B  ............................................................................                  N/A                  N/A
                                                                                           ------------------   ------------------
   PROCEEDS FROM SHARES SOLD - CLASS C .................................................                  N/A                  N/A
   PROCEEDS FROM REDEMPTION FEES - CLASS C .............................................                  N/A                  N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS C .............................................                  N/A                  N/A
   COST OF SHARES REDEEMED - CLASS C ...................................................                  N/A                  N/A
                                                                                           ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS C  ............................................................................                  N/A                  N/A
                                                                                           ------------------   ------------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS .....................................                  N/A                  N/A
   PROCEEDS FROM REDEMPTION FEES - ADMINISTRATOR CLASS .................................                  N/A                  N/A
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS .................................                  N/A                  N/A
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS .......................................                  N/A                  N/A
                                                                                           ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   ADMINISTRATOR CLASS .................................................................                  N/A                  N/A
                                                                                           ------------------   ------------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS .....................................            3,615,800            4,538,317
   PROCEEDS FROM REDEMPTION FEES - INSTITUTIONAL CLASS .................................                    0                    0
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS .................................           14,278,154              761,777
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS .......................................          (99,813,726)         (28,681,582)
                                                                                           ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   INSTITUTIONAL CLASS .................................................................          (81,919,772)         (23,381,488)
                                                                                           ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS ........          (81,919,772)         (23,381,488)
                                                                                           ==================   ==================
NET INCREASE (DECREASE) IN NET ASSETS ..................................................          (85,915,218)           8,712,685
                                                                                           ==================   ==================
ENDING NET ASSETS ......................................................................   $       24,057,646   $      109,972,864
                                                                                           ==================   ==================

                                                                                                   INTERNATIONAL CORE FUND
                                                                                           --------------------------------------
                                                                                                      FOR THE              FOR THE
                                                                                                   YEAR ENDED           YEAR ENDED
                                                                                           SEPTEMBER 30, 2006   SEPTEMBER 30, 2005
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ................................................................   $        3,341,756   $        2,291,804

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ........................................................               54,241               30,977
   NET REALIZED GAIN (LOSS) ON INVESTMENTS .............................................              113,344              404,048
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS .................              430,664             (254,993)
                                                                                           ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ........................              598,249              180,032
                                                                                           ------------------   ------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS A ..........................................................................              (13,587)                (198)
      CLASS B ..........................................................................              (21,508)                (349)
      CLASS C ..........................................................................               (2,869)                 (53)
      ADMINISTRATOR CLASS ..............................................................                 (134)                   0
      INSTITUTIONAL CLASS ..............................................................                  N/A                  N/A

   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS A ..........................................................................             (154,767)              (1,508)
      CLASS B ..........................................................................             (200,824)              (2,651)
      CLASS C ..........................................................................              (42,955)                (403)
      ADMINISTRATOR CLASS ..............................................................               (1,628)                 N/A
      INSTITUTIONAL CLASS ..............................................................                  N/A                  N/A
                                                                                           ------------------   ------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ....................................................             (438,272)              (5,162)
                                                                                           ------------------   ------------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A .................................................            1,887,184              805,348
   PROCEEDS FROM REDEMPTION FEES - CLASS A .............................................                    0                    0
   REINVESTMENT OF DISTRIBUTIONS - CLASS A .............................................              161,366                1,551
   COST OF SHARES REDEEMED - CLASS A ...................................................             (691,522)            (333,429)
                                                                                           ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS A .............................................................................            1,357,028              473,470
                                                                                           ------------------   ------------------
   PROCEEDS FROM SHARES SOLD - CLASS B .................................................            1,189,186              605,005
   PROCEEDS FROM REDEMPTION FEES - CLASS B .............................................                    0                    0
   REINVESTMENT OF DISTRIBUTIONS - CLASS B .............................................              214,083                2,303
   COST OF SHARES REDEEMED - CLASS B ...................................................             (544,287)            (216,597)
                                                                                           ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS B .............................................................................              858,982              390,711
                                                                                           ------------------   ------------------
   PROCEEDS FROM SHARES SOLD - CLASS C .................................................              421,634              182,370
   PROCEEDS FROM REDEMPTION FEES - CLASS C .............................................                    0                    0
   REINVESTMENT OF DISTRIBUTIONS - CLASS C .............................................               39,250                  327
   COST OF SHARES REDEEMED - CLASS C ...................................................             (163,644)            (186,796)
                                                                                           ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS C .............................................................................              297,240               (4,099)
                                                                                           ------------------   ------------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS .....................................               32,362               15,100
   PROCEEDS FROM REDEMPTION FEES - ADMINISTRATOR CLASS .................................                    0                    0
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS .................................                1,192                    0
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS .......................................              (20,131)                (100)
                                                                                           ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   ADMINISTRATOR CLASS .................................................................               13,423               15,000
                                                                                           ------------------   ------------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS .....................................                  N/A                  N/A
   PROCEEDS FROM REDEMPTION FEES - INSTITUTIONAL CLASS .................................                  N/A                  N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS .................................                  N/A                  N/A
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS .......................................                  N/A                  N/A
                                                                                           ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   INSTITUTIONAL CLASS .................................................................                  N/A                  N/A
                                                                                           ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS ........            2,526,673              875,082
                                                                                           ==================   ==================
NET INCREASE (DECREASE) IN NET ASSETS ..................................................            2,686,650            1,049,952
                                                                                           ==================   ==================
ENDING NET ASSETS ......................................................................   $        6,028,406   $        3,341,756
                                                                                           ==================   ==================

                                                                                                  INTERNATIONAL EQUITY FUND
                                                                                           ---------------------------------------
                                                                                                      FOR THE              FOR THE
                                                                                                   YEAR ENDED           YEAR ENDED
                                                                                           SEPTEMBER 30, 2006   SEPTEMBER 30, 2005
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ................................................................   $      668,149,240   $      467,171,367

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ........................................................           10,731,728            7,850,579
   NET REALIZED GAIN (LOSS) ON INVESTMENTS .............................................           63,266,979           26,453,779
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS .................           44,777,301           78,600,244
                                                                                           ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ........................          118,776,008          112,904,602
                                                                                           ------------------   ------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS A ..........................................................................             (632,299)             (16,268)
      CLASS B ..........................................................................              (56,895)                   0
      CLASS C ..........................................................................               (6,392)                   0
      ADMINISTRATOR CLASS ..............................................................           (8,396,981)          (1,410,205)
      INSTITUTIONAL CLASS ..............................................................                    0                  N/A

   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS A ..........................................................................                    0                    0
      CLASS B ..........................................................................                    0                    0
      CLASS C ..........................................................................                    0                    0
      ADMINISTRATOR CLASS ..............................................................                    0                    0
      INSTITUTIONAL CLASS ..............................................................                    0                  N/A
                                                                                           ------------------   ------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ....................................................           (9,092,567)          (1,426,473)
                                                                                           ------------------   ------------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A .................................................            7,015,669           17,582,381
   PROCEEDS FROM REDEMPTION FEES - CLASS A .............................................                   92                    0
   REINVESTMENT OF DISTRIBUTIONS - CLASS A .............................................              542,822               14,027
   COST OF SHARES REDEEMED - CLASS A ...................................................          (20,745,884)         (28,161,668)
                                                                                           ------------------   ------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS A .............................................................................          (13,187,301)         (10,565,260)
                                                                                           ------------------   ------------------
   PROCEEDS FROM SHARES SOLD - CLASS B .................................................            1,402,674            1,758,136
   PROCEEDS FROM REDEMPTION FEES - CLASS B .............................................                   35                    0
   REINVESTMENT OF DISTRIBUTIONS - CLASS B .............................................               53,648                    0
   COST OF SHARES REDEEMED - CLASS B ...................................................           (2,942,506)          (4,958,052)
                                                                                           ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS B .............................................................................           (1,486,149)          (3,199,916)
                                                                                           ------------------   ------------------
   PROCEEDS FROM SHARES SOLD - CLASS C .................................................              375,328              171,214
   PROCEEDS FROM REDEMPTION FEES - CLASS C .............................................                    4                    0
   REINVESTMENT OF DISTRIBUTIONS - CLASS C .............................................                5,895                    0
   COST OF SHARES REDEEMED - CLASS C ...................................................             (471,536)            (606,856)
                                                                                           ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS C .............................................................................              (90,309)            (435,642)
                                                                                           ------------------   ------------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS .....................................          102,168,765          171,009,581
   PROCEEDS FROM REDEMPTION FEES - ADMINISTRATOR CLASS .................................                1,727                    0
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS .................................            6,361,186              991,065
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS .......................................         (103,542,621)         (68,300,084)
                                                                                           ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   ADMINISTRATOR CLASS .................................................................            4,989,057          103,700,562
                                                                                           ------------------   ------------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS .....................................               10,000                  N/A
   PROCEEDS FROM REDEMPTION FEES - INSTITUTIONAL CLASS .................................                    0                  N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS .................................                    0                  N/A
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS .......................................                    0                  N/A
                                                                                           ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   INSTITUTIONAL CLASS .................................................................               10,000                  N/A
                                                                                           ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS ........           (9,764,702)          89,499,744
                                                                                           ==================   ==================
NET INCREASE (DECREASE) IN NET ASSETS ..................................................           99,918,739          200,977,873
                                                                                           ==================   ==================
ENDING NET ASSETS ......................................................................   $      768,067,979   $      668,149,240
                                                                                           ==================   ==================

                                                        STATEMENTS OF CHANGES IN
WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS                    IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                   EMERGING MARKETS FOCUS FUND
                                                                                             --------------------------------------
                                                                                                        FOR THE             FOR THE
                                                                                                     YEAR ENDED          YEAR ENDED
                                                                                             SEPTEMBER 30, 2006  SEPTEMBER 30, 2005
-----------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A ..................................................................             793,612             550,954
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A ...............................              86,022                   0
   SHARES REDEEMED - CLASS A ..............................................................          (1,656,703)         (1,640,282)
                                                                                             ------------------  ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ...................................            (777,069)         (1,089,328)
                                                                                             ------------------  ------------------
   SHARES SOLD - CLASS B ..................................................................              73,964              50,103
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B ...............................               2,005                   0
   SHARES REDEEMED - CLASS B ..............................................................             (37,571)            (29,780)
                                                                                             ------------------  ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ...................................              38,398              20,323
                                                                                             ------------------  ------------------
   SHARES SOLD - CLASS C ..................................................................              43,500              29,494
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C ...............................                 901                   0
   SHARES REDEEMED - CLASS C ..............................................................             (45,325)            (52,548)
                                                                                             ------------------  ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ...................................                (924)            (23,054)
                                                                                             ------------------  ------------------
   SHARES SOLD - ADMINISTRATOR CLASS ......................................................           1,732,499           1,724,824
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS ...................              44,599                   0
   SHARES REDEEMED - ADMINISTRATOR CLASS ..................................................          (2,128,022)         (1,514,615)
                                                                                             ------------------  ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS .......................            (350,924)            210,209
                                                                                             ------------------  ------------------
   SHARES SOLD - INSTITUTIONAL CLASS ......................................................                 N/A                 N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS ...................                 N/A                 N/A
   SHARES REDEEMED - INSTITUTIONAL CLASS ..................................................                 N/A                 N/A
                                                                                             ------------------  ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS .......................                 N/A                 N/A
                                                                                             ------------------  ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE TRANSACTIONS ...          (1,090,519)           (881,850)
                                                                                             ==================  ==================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ..............................  $         (208,042) $                0
                                                                                             ==================  ==================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN
NET ASSETS                       WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

                                                                                                          INSTITUTIONAL
                                                                                                      EMERGING MARKETS FUND
                                                                                             --------------------------------------
                                                                                                        FOR THE             FOR THE
                                                                                                     YEAR ENDED          YEAR ENDED
                                                                                             SEPTEMBER 30, 2006  SEPTEMBER 30, 2005
-----------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A ..................................................................                 N/A                 N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A ...............................                 N/A                 N/A
   SHARES REDEEMED - CLASS A ..............................................................                 N/A                 N/A
                                                                                             ------------------  ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ...................................                 N/A                 N/A
                                                                                             ------------------  ------------------
   SHARES SOLD - CLASS B ..................................................................                 N/A                 N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B ...............................                 N/A                 N/A
   SHARES REDEEMED - CLASS B ..............................................................                 N/A                 N/A
                                                                                             ------------------  ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ...................................                 N/A                 N/A
                                                                                             ------------------  ------------------
   SHARES SOLD - CLASS C ..................................................................                 N/A                 N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C ...............................                 N/A                 N/A
   SHARES REDEEMED - CLASS C ..............................................................                 N/A                 N/A
                                                                                             ------------------  ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ...................................                 N/A                 N/A
                                                                                             ------------------  ------------------
   SHARES SOLD - ADMINISTRATOR CLASS ......................................................                 N/A                 N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS ...................                 N/A                 N/A
   SHARES REDEEMED - ADMINISTRATOR CLASS ..................................................                 N/A                 N/A
                                                                                             ------------------  ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS .......................                 N/A                 N/A
                                                                                             ------------------  ------------------
   SHARES SOLD - INSTITUTIONAL CLASS ......................................................              44,785              75,127
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS ...................             341,773              12,890
   SHARES REDEEMED - INSTITUTIONAL CLASS ..................................................          (1,314,838)           (459,642)
                                                                                             ------------------  ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS .......................            (928,280)           (371,625)
                                                                                             ------------------  ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE TRANSACTIONS ...            (928,280)           (371,625)
                                                                                             ==================  ==================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ..............................  $                0  $        1,143,331
                                                                                             ==================  ==================

                                                                                                     INTERNATIONAL CORE FUND
                                                                                             --------------------------------------
                                                                                                        FOR THE             FOR THE
                                                                                                     YEAR ENDED          YEAR ENDED
                                                                                             SEPTEMBER 30, 2006  SEPTEMBER 30, 2005
-----------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A ..................................................................             138,895              60,738
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A ...............................              12,642                 117
   SHARES REDEEMED - CLASS A ..............................................................             (50,517)            (25,436)
                                                                                             ------------------  ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ...................................             101,020              35,419
                                                                                             ------------------  ------------------
   SHARES SOLD - CLASS B ..................................................................              88,763              46,146
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B ...............................              16,909                 175
   SHARES REDEEMED - CLASS B ..............................................................             (40,297)            (16,657)
                                                                                             ------------------  ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ...................................              65,375              29,664
                                                                                             ------------------  ------------------
   SHARES SOLD - CLASS C ..................................................................              31,197              13,701
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C ...............................               3,105                  25
   SHARES REDEEMED - CLASS C ..............................................................             (12,118)            (14,485)
                                                                                             ------------------  ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ...................................              22,184                (759)
                                                                                             ------------------  ------------------
   SHARES SOLD - ADMINISTRATOR CLASS ......................................................               2,391               1,129
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS ...................                  93                   0
   SHARES REDEEMED - ADMINISTRATOR CLASS ..................................................              (1,498)                 (8)
                                                                                             ------------------  ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS .......................                 986               1,121
                                                                                             ------------------  ------------------
   SHARES SOLD - INSTITUTIONAL CLASS ......................................................                 N/A                 N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS ...................                 N/A                 N/A
   SHARES REDEEMED - INSTITUTIONAL CLASS ..................................................                 N/A                 N/A
                                                                                             ------------------  ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS .......................                 N/A                 N/A
                                                                                             ------------------  ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE TRANSACTIONS ...             189,565              65,445
                                                                                             ==================  ==================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ..............................  $           32,972  $           27,701
                                                                                             ==================  ==================

                                                                                                    INTERNATIONAL EQUITY FUND
                                                                                             --------------------------------------
                                                                                                        FOR THE             FOR THE
                                                                                                     YEAR ENDED          YEAR ENDED
                                                                                             SEPTEMBER 30, 2006  SEPTEMBER 30, 2005
-----------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A ..................................................................             484,342           1,436,293
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A ...............................              38,857               1,136
   SHARES REDEEMED - CLASS A ..............................................................          (1,438,900)         (2,299,152)
                                                                                             ------------------  ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ...................................            (915,701)           (861,723)
                                                                                             ------------------  ------------------
   SHARES SOLD - CLASS B ..................................................................              97,940             147,005
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B ...............................               4,015                   0
   SHARES REDEEMED - CLASS B ..............................................................            (209,939)           (414,853)
                                                                                             ------------------  ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ...................................            (107,984)           (267,848)
                                                                                             ------------------  ------------------
   SHARES SOLD - CLASS C ..................................................................              27,382              14,155
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C ...............................                 442                   0
   SHARES REDEEMED - CLASS C ..............................................................             (34,655)            (50,511)
                                                                                             ------------------  ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ...................................              (6,831)            (36,356)
                                                                                             ------------------  ------------------
   SHARES SOLD - ADMINISTRATOR CLASS ......................................................           7,007,152          13,266,811
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS ...................             456,653              80,509
   SHARES REDEEMED - ADMINISTRATOR CLASS ..................................................          (6,954,450)         (5,514,486)
                                                                                             ------------------  ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS .......................             509,355           7,832,834
                                                                                             ------------------  ------------------
   SHARES SOLD - INSTITUTIONAL CLASS ......................................................                 631                 N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS ...................                   0                 N/A
   SHARES REDEEMED - INSTITUTIONAL CLASS ..................................................                   0                 N/A
                                                                                             ------------------  ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS .......................                 631                 N/A
                                                                                             ------------------  ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE TRANSACTIONS ...            (520,530)          6,666,907
                                                                                             ==================  ==================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ..............................  $        7,890,680  $        6,252,171
                                                                                             ==================  ==================

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                     NET REALIZED
                                                      BEGINNING           NET                 AND    DISTRIBUTIONS     DISTRIBUTIONS
                                                      NET ASSET    INVESTMENT          UNREALIZED         FROM NET         FROM  NET
                                                      VALUE PER        INCOME      GAIN (LOSS) ON       INVESTMENT          REALIZED
                                                          SHARE        (LOSS)         INVESTMENTS           INCOME             GAINS
------------------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS FOCUS FUND
------------------------------------------------------------------------------------------------------------------------------------

CLASS A
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .............      $27.59          0.58                5.40            (0.51)            0.00
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .............      $20.62          0.13(4)             6.84             0.00             0.00
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .............      $17.76          0.00(4)             2.86             0.00             0.00
JULY 1, 2003 TO SEPTEMBER 30, 2003(5) .............      $15.27          0.02(4)             2.47             0.00             0.00
JULY 1, 2002 TO JUNE 30, 2003 .....................      $14.50          0.00                0.77             0.00             0.00
OCTOBER 31, 2001(3) TO JUNE 30, 2002 ..............      $11.37          0.29                2.94            (0.10)            0.00

CLASS B
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .............      $27.02          0.30                5.33            (0.36)            0.00
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .............      $20.34         (0.03)(4)            6.71             0.00             0.00
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .............      $17.62         (0.13)(4)            2.85             0.00             0.00
JULY 1, 2003 TO SEPTEMBER 30, 2003(5) .............      $15.18         (0.02)(4)            2.46             0.00             0.00
JULY 1, 2002 TO JUNE 30, 2003 .....................      $14.52          0.10                0.56             0.00             0.00
OCTOBER 31, 2001(3) TO JUNE 30, 2002 ..............      $11.37          0.08                3.17            (0.10)            0.00

CLASS C
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .............      $26.87          0.31                5.28            (0.29)            0.00
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .............      $20.24         (0.05)(4)            6.68             0.00             0.00
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .............      $17.56         (0.14)(4)            2.82             0.00             0.00
JULY 1, 2003 TO SEPTEMBER 30, 2003(5) .............      $15.12         (0.02)(4)            2.46             0.00             0.00
JULY 1, 2002 TO JUNE 30, 2003 .....................      $14.48          0.02                0.62             0.00             0.00
OCTOBER 31, 2001(3) TO JUNE 30, 2002 ..............      $11.37          0.05                3.16            (0.10)            0.00

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .............      $27.58          0.69                5.36            (0.59)            0.00
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .............      $20.55          0.22(4)             6.81             0.00             0.00
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .............      $17.64          0.06(4)             2.85             0.00             0.00
JULY 1, 2003 TO SEPTEMBER 30, 2003(5) .............      $15.16          0.03(4)             2.45             0.00             0.00
JULY 1, 2002 TO JUNE 30, 2003 .....................      $14.41          0.30                0.54            (0.09)            0.00
JULY 1, 2001 TO JUNE 30, 2002 .....................      $14.00          0.07                0.44            (0.10)            0.00

INSTITUTIONAL EMERGING MARKETS FUND
------------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .............      $71.17          1.81               11.83            (1.98)          (43.83)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .............      $52.83          1.17               17.62            (0.45)            0.00
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .............      $42.29          0.71               10.45            (0.62)            0.00
JULY 1, 2003 TO SEPTEMBER 30, 2003(5) .............      $36.91          0.07                5.31             0.00             0.00
JULY 1, 2002 TO JUNE 30, 2003 .....................      $34.41          0.54                2.08            (0.12)            0.00
JULY 1, 2001 TO JUNE 30, 2002 .....................      $35.30          0.28               (0.82)           (0.35)            0.00

INTERNATIONAL CORE FUND
------------------------------------------------------------------------------------------------------------------------------------

CLASS A
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .............      $13.98          0.16                1.58            (0.12)           (1.45)
JANUARY 1, 2005 TO SEPTEMBER 30, 2005 .............      $13.16          0.11                0.74             0.00            (0.03)
JANUARY 1, 2004 TO DECEMBER 31, 2004 ..............      $11.47          0.28(4)             1.93            (0.25)           (0.27)
JANUARY 1, 2003 TO DECEMBER 31, 2003 ..............      $ 8.84          0.18(4)             2.59            (0.14)            0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ..............      $10.41         (0.06)(4)           (1.51)            0.00             0.00
SEPTEMBER 28, 2001(3) TO DECEMBER 31, 2001 ........      $10.00         (0.03)               0.44             0.00             0.00

CLASS B
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .............      $13.90          0.08                1.54            (0.14)           (1.45)
JANUARY 1, 2005 TO SEPTEMBER 30, 2005 .............      $13.13          0.14                0.66             0.00            (0.03)
JANUARY 1, 2004 TO DECEMBER 31, 2004 ..............      $11.45          0.28(4)             1.92            (0.25)           (0.27)
JANUARY 1, 2003 TO DECEMBER 31, 2003 ..............      $ 8.82          0.20(4)             2.58            (0.15)            0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ..............      $10.40         (0.08)(4)           (1.50)            0.00             0.00
SEPTEMBER 28, 2001(3) TO DECEMBER 31, 2001 ........      $10.00         (0.04)               0.44             0.00             0.00

CLASS C
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .............      $13.88          0.05                1.58            (0.09)           (1.45)
JANUARY 1, 2005 TO SEPTEMBER 30, 2005 .............      $13.12          0.11                0.68             0.00            (0.03)
JANUARY 1, 2004 TO DECEMBER 31, 2004 ..............      $11.43          0.28(4)             1.93            (0.25)           (0.27)
JANUARY 1, 2003 TO DECEMBER 31, 2003 ..............      $ 8.82          0.21(4)             2.57            (0.17)            0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ..............      $10.40         (0.06)(4)           (1.52)            0.00             0.00
SEPTEMBER 28, 2001(3) TO DECEMBER 31, 2001 ........      $10.00         (0.04)               0.44             0.00             0.00

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .............      $13.99          0.24                1.52            (0.11)           (1.45)
APRIL 11, 2005 TO SEPTEMBER 30, 2005(3) ...........      $13.23          0.08                0.68             0.00             0.00

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS             WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

                                                         ENDING        RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                      NET ASSET    ---------------------------------------------------
                                                      VALUE PER    NET INVESTMENT       GROSS    EXPENSES          NET
                                                          SHARE     INCOME (LOSS)    EXPENSES      WAIVED     EXPENSES
----------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS FOCUS FUND
----------------------------------------------------------------------------------------------------------------------

CLASS A
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .............     $33.06               1.87%       2.01%      (0.11)%      1.90%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .............     $27.59               0.54%       2.03%      (0.13)%      1.90%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .............     $20.62               0.00%       2.01%      (0.11)%      1.90%
JULY 1, 2003 TO SEPTEMBER 30, 2003(5) .............     $17.76               0.42%       2.03%      (0.15)%      1.88%
JULY 1, 2002 TO JUNE 30, 2003 .....................     $15.27              (1.65)%      2.18%        0.00%      2.18%
OCTOBER 31, 2001(3) TO JUNE 30, 2002 ..............     $14.50               0.43%       5.27%      (3.07)%      2.20%

CLASS B
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .............     $32.29               0.89%       2.76%      (0.11)%      2.65%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .............     $27.02              (0.12)%      2.77%      (0.12)%      2.65%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .............     $20.34              (0.64)%      2.77%      (0.12)%      2.65%
JULY 1, 2003 TO SEPTEMBER 30, 2003(5) .............     $17.62              (0.45)%      2.79%      (0.15)%      2.64%
JULY 1, 2002 TO JUNE 30, 2003 .....................     $15.18               1.59%       2.78%      (0.45)%      2.33%
OCTOBER 31, 2001(3) TO JUNE 30, 2002 ..............     $14.52               0.10%       5.38%      (3.07)%      2.31%

CLASS C
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .............     $32.17               1.00%       2.76%      (0.11)%      2.65%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .............     $26.87              (0.20)%      2.77%      (0.12)%      2.65%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .............     $20.24              (0.71)%      2.77%      (0.12)%      2.65%
JULY 1, 2003 TO SEPTEMBER 30, 2003(5) .............     $17.56              (0.39)%      2.79%      (0.15)%      2.64%
JULY 1, 2002 TO JUNE 30, 2003 .....................     $15.12              (3.00)%      3.53%      (0.14)%      3.39%
OCTOBER 31, 2001(3) TO JUNE 30, 2002 ..............     $14.48               0.10%       6.51%      (3.07)%      3.44%

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .............     $33.04               2.10%       1.83%      (0.23)%      1.60%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .............     $27.58               0.92%       1.76%      (0.16)%      1.60%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .............     $20.55               0.30%       1.69%      (0.09)%      1.60%
JULY 1, 2003 TO SEPTEMBER 30, 2003(5) .............     $17.64               0.73%       1.70%      (0.15)%      1.55%
JULY 1, 2002 TO JUNE 30, 2003 .....................     $15.16               2.43%       2.16%      (0.64)%      1.52%
JULY 1, 2001 TO JUNE 30, 2002 .....................     $14.41               0.60%       4.66%      (3.07)%      1.59%

INSTITUTIONAL EMERGING MARKETS FUND
----------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .............     $39.00               2.01%       1.63%      (0.38)%      1.25%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .............     $71.17               1.67%       1.60%      (0.35)%      1.25%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .............     $52.83               1.45%       1.63%      (0.38)%      1.25%
JULY 1, 2003 TO SEPTEMBER 30, 2003(5) .............     $42.29               0.66%       1.63%      (0.38)%      1.25%
JULY 1, 2002 TO JUNE 30, 2003 .....................     $36.91               1.69%       1.63%      (0.38)%      1.25%
JULY 1, 2001 TO JUNE 30, 2002 .....................     $34.41               0.85%       4.80%      (3.50)%      1.30%

INTERNATIONAL CORE FUND
----------------------------------------------------------------------------------------------------------------------

CLASS A
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .............     $14.15               1.61%       4.04%      (2.54)%      1.50%
JANUARY 1, 2005 TO SEPTEMBER 30, 2005 .............     $13.98               1.82%       5.94%      (4.96)%      0.98%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ..............     $13.16               2.33%       4.78%      (4.77)%      0.01%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ..............     $11.47               1.78%       7.65%      (7.64)%      0.01%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ..............     $ 8.84              (0.58)%     52.39%     (50.18)%      2.21%
SEPTEMBER 28, 2001(3) TO DECEMBER 31, 2001 ........     $10.41              (1.12)%      2.23%       0.00%       2.23%

CLASS B
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .............     $13.93               0.72%       4.86%      (2.61)%      2.25%
JANUARY 1, 2005 TO SEPTEMBER 30, 2005 .............     $13.90               1.58%       6.88%      (5.44)%      1.44%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ..............     $13.13               2.32%       5.52%      (5.52)%      0.00%(6)
JANUARY 1, 2003 TO DECEMBER 31, 2003 ..............     $11.45               2.01%       8.58%      (8.58)%      0.00%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ..............     $ 8.82              (0.83)%     52.04%     (49.66)%      2.38%
SEPTEMBER 28, 2001(3) TO DECEMBER 31, 2001 ........     $10.40              (1.60)%      2.98%      (0.28)%      2.70%

CLASS C
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .............     $13.97               0.77%       4.87%      (2.62)%      2.25%
JANUARY 1, 2005 TO SEPTEMBER 30, 2005 .............     $13.88               1.51%       6.73%      (5.34)%      1.40%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ..............     $13.12               2.31%       5.51%      (5.51)%      0.00%(6)
JANUARY 1, 2003 TO DECEMBER 31, 2003 ..............     $11.43               2.15%       8.36%      (8.35)%      0.01%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ..............     $ 8.82              (0.68)%     52.54%     (50.13)%      2.41%
SEPTEMBER 28, 2001(3) TO DECEMBER 31, 2001 ........     $10.40              (1.60)%      2.98%      (0.28)%      2.70%

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .............     $14.19               1.95%       4.01%      (2.76)%      1.25%
APRIL 11, 2005 TO SEPTEMBER 30, 2005(3) ...........     $13.99               1.53%       5.60%      (4.18)%      1.41%

                                                                   PORTFOLIO      NET ASSETS AT
                                                          TOTAL     TURNOVER      END OF PERIOD
                                                      RETURN(2)         RATE    (000'S OMITTED)
-----------------------------------------------------------------------------------------------
EMERGING MARKETS FOCUS FUND
-----------------------------------------------------------------------------------------------

CLASS A
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .............       21.95%         103%         $ 162,525
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .............       33.80%         184%         $ 157,107
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .............       16.04%         225%         $ 139,880
JULY 1, 2003 TO SEPTEMBER 30, 2003(5) .............       16.37%          49%         $ 117,842
JULY 1, 2002 TO JUNE 30, 2003 .....................        5.33%         210%         $ 105,512
OCTOBER 31, 2001(3) TO JUNE 30, 2002 ..............       28.57%         206%         $      23

CLASS B
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .............       21.01%         103%         $   6,310
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .............       32.84%         184%         $   4,242
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .............       15.37%         225%         $   2,781
JULY 1, 2003 TO SEPTEMBER 30, 2003(5) .............       16.06%          49%         $     290
JULY 1, 2002 TO JUNE 30, 2003 .....................        4.64%         210%         $      28
OCTOBER 31, 2001(3) TO JUNE 30, 2002 ..............       28.65%         206%         $      11

CLASS C
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .............       20.96%         103%         $   3,122
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .............       32.76%         184%         $   2,632
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .............       15.26%         225%         $   2,449
JULY 1, 2003 TO SEPTEMBER 30, 2003(5) .............       16.14%          49%         $     519
JULY 1, 2002 TO JUNE 30, 2003 .....................        4.37%         210%         $      59
OCTOBER 31, 2001(3) TO JUNE 30, 2002 ..............       28.39%         206%         $      13

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .............       22.26%         103%         $  76,362
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .............       34.21%         184%         $  73,406
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .............       16.43%         225%         $  50,376
JULY 1, 2003 TO SEPTEMBER 30, 2003(5) .............       16.42%          49%         $  29,273
JULY 1, 2002 TO JUNE 30, 2003 .....................        5.79%         210%         $  25,784
JULY 1, 2001 TO JUNE 30, 2002 .....................        3.80%         206%         $  22,974

INSTITUTIONAL EMERGING MARKETS FUND
-----------------------------------------------------------------------------------------------

INSTITUTIONAL CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .............       19.51%          70%         $  24,058
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .............       35.76%         109%         $ 109,973
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .............       26.09%         104%         $ 101,260
JULY 1, 2003 TO SEPTEMBER 30, 2003(5) .............       14.96%          19%         $  82,432
JULY 1, 2002 TO JUNE 30, 2003 .....................        7.71%          80%         $  73,127
JULY 1, 2001 TO JUNE 30, 2002 .....................       (1.56)%         99%         $  66,511

INTERNATIONAL CORE FUND
-----------------------------------------------------------------------------------------------

CLASS A
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .............       13.75%          36%         $   2,745
JANUARY 1, 2005 TO SEPTEMBER 30, 2005 .............        6.48%          37%         $   1,299
JANUARY 1, 2004 TO DECEMBER 31, 2004 ..............       19.38%          28%         $     757
JANUARY 1, 2003 TO DECEMBER 31, 2003 ..............       31.38%          88%         $     585
JANUARY 1, 2002 TO DECEMBER 31, 2002 ..............      (15.08)%         47%         $     161
SEPTEMBER 28, 2001(3) TO DECEMBER 31, 2001 ........        4.10%           4%         $     104

CLASS B
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .............       12.93%          36%         $   2,616
JANUARY 1, 2005 TO SEPTEMBER 30, 2005 .............        6.11%          37%         $   1,702
JANUARY 1, 2004 TO DECEMBER 31, 2004 ..............       19.32%          28%         $   1,218
JANUARY 1, 2003 TO DECEMBER 31, 2003 ..............       31.58%          88%         $     727
JANUARY 1, 2002 TO DECEMBER 31, 2002 ..............      (15.19)%         47%         $     289
SEPTEMBER 28, 2001(3) TO DECEMBER 31, 2001 ........        4.00%           4%         $     104

CLASS C
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .............       12.99%          36%         $     637
JANUARY 1, 2005 TO SEPTEMBER 30, 2005 .............        6.04%          37%         $     325
JANUARY 1, 2004 TO DECEMBER 31, 2004 ..............       19.44%          28%         $     317
JANUARY 1, 2003 TO DECEMBER 31, 2003 ..............       31.52%          88%         $     183
JANUARY 1, 2002 TO DECEMBER 31, 2002 ..............      (15.19)%         47%         $     150
SEPTEMBER 28, 2001(3) TO DECEMBER 31, 2001 ........        4.00%           4%         $     104

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .............       13.95%          36%         $      30
APRIL 11, 2005 TO SEPTEMBER 30, 2005(3) ...........        5.74%         106%         $      16

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                             NET REALIZED
                                                  BEGINNING          NET              AND   DISTRIBUTIONS   DISTRIBUTIONS
                                                  NET ASSET   INVESTMENT       UNREALIZED        FROM NET        FROM NET
                                                  VALUE PER       INCOME   GAIN (LOSS) ON      INVESTMENT        REALIZED
                                                      SHARE       (LOSS)      INVESTMENTS          INCOME           GAINS
-------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
-------------------------------------------------------------------------------------------------------------------------
CLASS A
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ..........     $13.69     0.17(4)             2.20           (0.15)            0.00
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ..........     $11.09     0.17                2.43           (0.00)            0.00
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..........     $ 9.88     0.04(4)             1.23           (0.06)            0.00
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ..........     $ 8.46     0.04(4)             1.38            0.00             0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ..........     $10.50    (0.01)(4)           (2.03)           0.00             0.00

CLASS B
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ..........     $13.03     0.07(4)             2.08           (0.05)            0.00
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ..........     $10.62     0.07                2.34           (0.00)            0.00
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..........     $ 9.48    (0.05)(4)            1.19            0.00             0.00
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ..........     $ 8.19    (0.03)(4)            1.32            0.00             0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ..........     $10.25    (0.09)(4)           (1.97)           0.00             0.00

CLASS C
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ..........     $13.00     0.07(4)             2.09           (0.06)            0.00
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ..........     $10.60     0.06                2.34            0.00             0.00
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..........     $ 9.47    (0.04)(4)            1.17            0.00             0.00
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ..........     $ 8.18    (0.02)(4)            1.31            0.00             0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ..........     $10.24    (0.09)(4)           (1.97)           0.00             0.00

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ..........     $13.69     0.23(4)             2.17           (0.19)            0.00
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ..........     $11.08     0.17                2.48           (0.04)            0.00
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..........     $ 9.87     0.07(4)             1.22           (0.08)            0.00
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ..........     $ 8.46     0.08(4)             1.34           (0.01)            0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ..........     $10.47     0.02(4)            (2.03)           0.00             0.00

INSTITUTIONAL CLASS
AUGUST 31, 2006(3) TO SEPTEMBER 30, 2006 .......     $15.84     0.02(4)             0.05            0.00             0.00

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS             WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

                                                     ENDING     RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                  NET ASSET   -----------------------------------------------
                                                  VALUE PER   NET INVESTMENT      GROSS   EXPENSES        NET
                                                      SHARE    INCOME (LOSS)   EXPENSES     WAIVED   EXPENSES
-------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
-------------------------------------------------------------------------------------------------------------

CLASS A
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ..........     $15.91           1.16%       1.67%    (0.17)%      1.50%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ..........     $13.69           1.24%       1.66%    (0.16)%      1.50%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..........     $11.09           0.36%       1.71%    (0.21)%      1.50%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ..........     $ 9.88           0.42%       1.76%    (0.26)%      1.50%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ..........     $ 8.46          (0.08)%      1.96%    (0.24)%      1.72%

CLASS B
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ..........     $15.13           0.49%       2.42%    (0.17)%      2.25%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ..........     $13.03           0.49%       2.41%    (0.16)%      2.25%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..........     $10.62          (0.43)%      2.46%    (0.21)%      2.25%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ..........     $ 9.48          (0.31)%      2.82%    (0.57)%      2.25%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ..........     $ 8.19          (0.83)%      3.06%    (0.59)%      2.47%

CLASS C
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ..........     $15.10           0.49%       2.42%    (0.17)%      2.25%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ..........     $13.00           0.42%       2.41%    (0.16)%      2.25%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..........     $10.60          (0.39)%      2.45%    (0.20)%      2.25%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ..........     $ 9.47          (0.27)%      2.70%    (0.45)%      2.25%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ..........     $ 8.18          (0.78)%      2.96%    (0.49)%      2.47%

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ..........     $15.90           1.52%       1.49%    (0.24)%      1.25%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ..........     $13.69           1.54%       1.41%    (0.16)%      1.25%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..........     $11.08           0.64%       1.38%    (0.13)%      1.25%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ..........     $ 9.87           0.76%       1.34%    (0.09)%      1.25%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ..........     $ 8.46           0.31%       1.46%    (0.02)%      1.44%

INSTITUTIONAL CLASS
AUGUST 31, 2006(3) TO SEPTEMBER 30, 2006 .......     $15.91           1.77%       1.29%    (0.40)%      0.89%

                                                                 PORTFOLIO     NET ASSETS AT
                                                      TOTAL       TURNOVER     END OF PERIOD
                                                     RETURN(2)        RATE   (000'S OMITTED)
--------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------------------

CLASS A
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ..........    17.50%             44%         $  52,243
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ..........    23.48%             46%         $  57,496
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..........    12.89%            112%         $  56,108
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ..........    16.78%             73%         $  52,762
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ..........   (19.43)%            52%         $  22,806

CLASS B
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ..........    16.57%             44%         $  15,385
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ..........    22.69%             46%         $  14,653
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..........    12.03%            112%         $  14,796
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ..........    15.75%             73%         $  20,149
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ..........   (20.10)%            52%         $  29,107

CLASS C
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ..........    16.65%             44%         $   1,652
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ..........    22.64%             46%         $   1,512
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..........    11.93%            112%         $   1,618
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ..........    15.77%             73%         $   2,530
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ..........   (20.12)%            52%         $   2,167

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ..........    17.74%             44%         $ 698,778
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ..........    23.94%             46%         $ 594,488
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ..........    13.11%            112%         $ 394,649
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ..........    16.83%             73%         $ 266,099
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ..........   (19.20)%            52%         $ 372,380

INSTITUTIONAL CLASS
AUGUST 31, 2006(3) TO SEPTEMBER 30, 2006 .......     0.44%             44%         $      10

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS    NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(1) During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note
      3).

(2) Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

(3)   Commencement of operations.

(4)   Calculated based upon average shares outstanding.

(5)   The Fund changed its year end from June 30 to September 30.

(6)   Amount calculated is less than 0.05%.

NOTES TO FINANCIAL STATEMENTS    WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

1. ORGANIZATION
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust commenced operations on November 8, 1999, and at September 30, 2006, was comprised of 108 separate series (each, a "Fund", collectively, the "Funds"). These financial statements present the Emerging Markets Focus Fund, Institutional Emerging Markets Fund, International Core Fund and International Equity Fund.

      Emerging Markets Focus, Institutional Emerging Markets, International Core and International Equity Funds are each a diversified series of the Trust.

      In August and September 2004, the Board of Trustees of the Trust and the Boards of Directors of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into the Funds.

      Effective at the close of business on April 8, 2005, the following Acquiring Fund ("Acquiring Fund"), by share class, acquired substantially all of the net assets of the following Target Fund ("Target Fund"), by share class, through a tax-free exchange under section 368 of the Internal Revenue Code.

                   Acquiring Fund                                         Target Fund
------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND CLASS A   STRONG ADVISOR INTERNATIONAL CORE FUND CLASS A
------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND CLASS B   STRONG ADVISOR INTERNATIONAL CORE FUND CLASS B
------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE INTERNATIONAL CORE FUND CLASS C   STRONG ADVISOR INTERNATIONAL CORE FUND CLASS C
------------------------------------------------------------------------------------------------------

      The separate classes of shares offered by each Fund differ principally in applicable sales charges and distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

      The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

      The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Certain Funds of the Trust may invest a substantial portion of their assets in an industry, sector or foreign country as is discussed in the Performance Highlights for those Funds. Such Funds may be more affected by changes in that industry, sector or foreign country than they would be absent the concentration of investments.

      In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITY VALUATION

      Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on NASDAQ, the bid price will be used. In the absence of any sale of securities listed on the NASDAQ, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed "stale" and the valuations will be determined in accordance with the Funds' Fair Valuation Procedures.

      Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

      Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS    NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      Debt securities maturing in 60 days or less generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

      Investments which are not valued using any of the methods discussed above are valued at their fair value as determined by procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

      Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily.

      Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

FOREIGN CURRENCY TRANSLATION

      The accounting records are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities, at fiscal period-end, resulting from changes in exchange rates.

      The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities at fiscal period-end are not separately presented. Such changes are recorded with net realized and unrealized gain from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS

      Net investment income, if any, is declared and distributed to shareholders annually. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

      For federal income tax purposes, a Fund may designate as capital gains distributions the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

      Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

      At September 30, 2006, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on each Fund's Statement of Assets and Liabilities:

                                      Undistributed Net   Undistributed Net
Fund                                  Investment Income   Realized Gain/Loss   Paid-in Capital
----------------------------------------------------------------------------------------------
EMERGING MARKETS FOCUS FUND              $ (830,850)         $ 125,621,071     $ (124,790,221)
----------------------------------------------------------------------------------------------
INSTITUTIONAL EMERGING MARKETS FUND        (347,445)               347,445                  0
----------------------------------------------------------------------------------------------
INTERNATIONAL CORE FUND                     (10,872)                10,872                  0
----------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND                      (652)            (3,848,516)         3,849,168

FEDERAL INCOME TAXES

      Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code (the "Code"), and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at September 30, 2006.

      At September 30, 2006, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were:

                                                                   Capital Loss
Fund                                             Year Expires      Carryforwards
--------------------------------------------------------------------------------
EMERGING MARKETS FOCUS FUND                          2007           $22,895,349
                                                     2008             1,693,484
                                                     2009            41,422,225
                                                     2010            14,971,904
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS    WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

                                                                   Capital Loss
Fund                                             Year Expires      Carryforwards
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND                            2009           $ 8,831,688
                                                     2010            17,676,171
                                                     2011            11,214,783
                                                     2012            17,574,879
--------------------------------------------------------------------------------

      At September 30, 2006, current year deferred post-October currency losses, which will be treated as realized for tax purposes on the first day of the succeeding year, were:

                                                           Deferred Post-October
                                                               Currency Loss
--------------------------------------------------------------------------------
EMERGING MARKETS FOCUS FUND                                     $   764,077
--------------------------------------------------------------------------------
INTERNATIONAL CORE FUND                                              10,584
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND                                           211,805
--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS

      The Fund(s) may enter into forward foreign currency contracts to protect against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. A forward contract is an agreement between two counterparties for future delivery or receipt of currency at a specified price. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Realized gains or losses are recognized when the transaction is completed. Contracts which have been offset but have not reached their settlement date are included in unrealized gains and losses.

      As of September 30, 2006, there were no outstanding forward contracts.

SECURITY LOANS

      The Fund(s) may loan securities in return for securities, irrevocable letters of credit or cash collateral, which is invested in various short-term fixed income securities. A Fund may receive compensation for lending securities in the form of fees or by retaining a portion of interest on the investment securities or cash received as collateral. A Fund also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into. The collateral supporting loans of domestic and foreign equity securities and corporate bonds are remarked daily while collateral supporting loans of U.S. Government securities are remarked back to 102% only if the given collateral falls below 100% of the market value of the securities loans plus any accrued interest. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Fund. The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. Wells Fargo Bank, N.A., the Funds' custodian, acts as the securities lending agent for the Funds and receives for its services 30% of the revenues earned on the securities lending activities and incurs all expenses. The value of the securities on loan and the value of the related collateral at September 30, 2006, are shown on the Statements of Assets and Liabilities.

3. EXPENSES
--------------------------------------------------------------------------------

ADVISORY FEES

      The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management.

      Pursuant to the contract, Funds Management is entitled to receive an advisory fee for its services as adviser. Funds Management may retain the services of certain investment subadvisers to provide daily portfolio management. The fees related to subadvisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser. Funds Management and the investment subadviser(s) are entitled to be paid a monthly fee at the following annual rates:

                                          Advisory Fees                                           Subadvisory Fees
                      Average Daily       (% of Average                        Average Daily        (% of Average
Fund                   Net Assets       Daily Net Assets)     Subadviser         Net Assets       Daily Net Assets)
-------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS   First $500 million         1.100         Wells Capital    First $100 million         0.650
FOCUS FUND*         Next $500 million         1.050            Management     Next $100 million         0.550
                      Next $2 billion         1.000          Incorporated     Over $200 million         0.450
                      Next $2 billion         0.975
                      Over $5 billion         0.950
-------------------------------------------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS    NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                       Advisory Fees                                                Subadvisory Fees
                  Average Daily        (% of Average                             Average Daily       (% of Average
Fund               Net Assets        Daily Net Assets)       Subadviser            Net Assets       Daily Net Assets)
---------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL   First $500 million         1.100            Wells Capital      First $100 million         0.650
EMERGING         Next $500 million         1.050             Management         Next $100 million         0.550
MARKETS FUND*      Next $2 billion         1.000            Incorporated        Over $200 million         0.450
                   Next $2 billion         0.975
                   Over $5 billion         0.950
---------------------------------------------------------------------------------------------------------------------
INTERNATIONAL   First $500 million         0.950              New Star          First $50 million         0.350
CORE FUND        Next $500 million         0.900            Institutional       Next $500 million         0.290
                   Next $2 billion         0.850              Managers          Over $550 million         0.200
                   Next $2 billion         0.825               Limited
                   Over $5 billion         0.800
---------------------------------------------------------------------------------------------------------------------
INTERNATIONAL   First $500 million         0.950         Artisan Partners LP   First $250 million         0.700
EQUITY FUND*     Next $500 million         0.900                                Over $250 million         0.500
                   Next $2 billion         0.850
                   Next $2 billion         0.825              LSV Asset        First $150 million         0.350
                   Over $5 billion         0.800             Management         Next $350 million         0.400
                                                                                Next $250 million         0.350
                                                                                Next $250 million         0.325
                                                                                  Over $1 billion         0.300

                                                              New Star          First $50 million         0.350
                                                            Institutional       Next $500 million         0.290
                                                          Managers Limited      Over $550 million         0.200
---------------------------------------------------------------------------------------------------------------------

* Effective January 1, 2006. Prior to January 1, 2006, the Subadviser(s) were entitled to be paid a monthly fee at the following rates:

                                                                                     Subadvisory Fees
                                                                  Average Daily       (% of Average
Fund                                        Subadviser              Net Assets       Daily Net Assets)
------------------------------------------------------------------------------------------------------
EMERGING MARKETS FOCUS FUND                Wells Capital        First $200 million         0.350
                                      Management Incorporated    Over $200 million         0.250
------------------------------------------------------------------------------------------------------
INSTITUTIONAL EMERGING MARKETS FUND        Wells Capital        First $200 million         0.350
                                      Management Incorporated    Over $200 million         0.250
------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND               Artisan Partners LP       All asset levels         0.700
------------------------------------------------------------------------------------------------------

ADMINISTRATION AND TRANSFER AGENT FEES

      The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive the following annual fees:

                                       Admin Fees for             Admin Fees
                                International Core Fund only    for other Funds
             Average Daily             (% of Average             (% of Average
Fund           Net Assets            Daily Net Assets)         Daily Net Assets)
--------------------------------------------------------------------------------
FUND LEVEL   First $5 billion              0.05                      0.05
              Next $5 billion              0.04                      0.04
             Over $10 billion              0.03                      0.03
--------------------------------------------------------------------------------
CLASS A      All asset levels              0.23                      0.28

NOTES TO FINANCIAL STATEMENTS    WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

                                                Admin Fees for             Admin Fees
                                         International Core Fund only    for other Funds
                        Average Daily           (% of Average             (% of Average
Fund                     Net Assets            Daily Net Assets)        Daily Net Assets)
-----------------------------------------------------------------------------------------
CLASS B               All asset levels               0.23                     0.28
-----------------------------------------------------------------------------------------
CLASS C               All asset levels               0.23                     0.28
-----------------------------------------------------------------------------------------
ADMINISTRATOR CLASS   All asset levels               0.10                     0.10
-----------------------------------------------------------------------------------------
INSTITUTIONAL CLASS   All asset levels                N/A                     0.08
-----------------------------------------------------------------------------------------

      The trust has entered into an agreement with Boston Financial Data Services ("BFDS") as the transfer agent for the Trust. BFDS is entitled to receive fees from the administrator for its services as transfer agent.

CUSTODY FEES

      The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services. Pursuant to the contract, WFB is entitled to a monthly fee for custody services at the following annual rates:

                                                                  % of Average
Fund                                                            Daily Net Assets
--------------------------------------------------------------------------------
EMERGING MARKETS FOCUS FUND                                          0.25
--------------------------------------------------------------------------------
INSTITUTIONAL EMERGING MARKETS FUND                                  0.25
--------------------------------------------------------------------------------
INTERNATIONAL CORE FUND                                              0.10
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND                                            0.10

SHAREHOLDER SERVICING FEES

      The Trust has entered into contracts with one or more shareholder servicing agents, whereby each Fund is charged the following annual fees:

                                                                  % of Average
Share Class                                                     Daily Net Assets
--------------------------------------------------------------------------------
CLASS A, CLASS B, CLASS C AND ADMINISTRATOR CLASS                    0.25%
--------------------------------------------------------------------------------

      For the year October 1, 2005, through September 30, 2006, shareholder servicing fees paid were as follows:

                                                             Administrator
Fund                          Class A    Class B   Class C       Class
--------------------------------------------------------------------------
EMERGING MARKETS FOCUS FUND   $422,680   $14,292    $7,141    $  211,353
--------------------------------------------------------------------------
INTERNATIONAL CORE FUND          5,206     5,659     1,235            59
--------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND      133,858    37,455     3,878     1,642,084
--------------------------------------------------------------------------

DISTRIBUTION FEES

      The Trust has adopted a Distribution Plan (the "Plan") for Class B and Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC at an annual rate of 0.75% of average daily net assets.

      For the year ended September 30, 2006, distribution fees incurred are disclosed on the Statements of Operations.

OTHER FEES

      PFPC, Inc. ("PFPC") serves as fund accountant for the Trust and is entitled to receive an annual asset-based fee and an annual fixed fee from each Fund. PFPC is also entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

WAIVED FEES AND REIMBURSED EXPENSES

     Funds Management waived fees or reimbursed expenses proportionately from all classes, first from advisory fees, and then from any class specific expenses, if applicable. The Fund's adviser has committed to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund(s). Net operating expense ratios in effect for the year ended September 30, 2006, were as follows:

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS    NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                           Net Operating Expense Ratios
                                                           ----------------------------
Fund                                        Class A   Class B   Class C   Administrator   Institutional
-------------------------------------------------------------------------------------------------------
EMERGING MARKETS FOCUS FUND *                  1.90%     2.65%     2.65%       1.60%            N/A
-------------------------------------------------------------------------------------------------------
INSTITUTIONAL EMERGING MARKETS FUND *           N/A       N/A       N/A         N/A            1.25%
-------------------------------------------------------------------------------------------------------
INTERNATIONAL CORE FUND **                     1.50%     2.25%     2.25%       1.25%            N/A
-------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND *                    1.50%     2.25%     2.25%       1.25%           1.05%
------------------------------------------------------------------------------------------------------

* The Fund's adviser has committed to waive fees through January 31, 2007. ** The Fund's adviser has committed to waive fees through January 31, 2008.

4. INVESTMENT PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

      Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) for the year ended September 30, 2006, were as follows:

Fund                                        Purchases at Cost   Sales Proceeds
--------------------------------------------------------------------------------
EMERGING MARKETS FOCUS FUND                    $260,281,631       $306,154,503
--------------------------------------------------------------------------------
INSTITUTIONAL EMERGING MARKETS FUND              40,756,714        105,976,340
--------------------------------------------------------------------------------
INTERNATIONAL CORE FUND                           3,796,238          1,669,676
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND                       308,500,803        309,800,103

5. BANK BORROWINGS
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust and Wells Fargo Variable Trust (excluding the money market funds) share in a revolving Credit Agreement with The Bank of New York, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. The agreement permits borrowings of up to $150 million, collectively. Interest is charged to each Fund based on its borrowing at a rate equal to the Federal Funds Rate plus 0.40%. In addition, the Funds pay a quarterly commitment fee equal to 0.1% per annum of the credit line.

      For the year ended September 30, 2006, the Emerging Markets Focus Fund, Institutional Emerging Markets Fund, International Core Fund and International Equity Fund had no borrowings under the agreement.

6. LEGAL AND REGULATORY MATTERS
--------------------------------------------------------------------------------

      In 2004, the predecessor Strong Funds' prior investment adviser and affiliates (collectively, "Strong") entered into agreements with certain regulators, including the Securities and Exchange Commission and the New York Attorney General ("NYAG"), to settle market-timing investigations. In the settlements, Strong agreed to pay investor restoration and civil penalties. Although some portion of these payments is likely to be distributed to predecessor Strong Fund shareholders, no determination has yet been made as to the distribution of these amounts, and the successor funds are not expected to receive any portion of these payments. The NYAG settlement imposed fee reductions across the predecessor fund complex (excluding money market funds and very short-term income funds) totaling at least $35 million by May 2009. The current Funds' advisor has agreed to honor these fee reductions for the benefit of shareholders across the successor funds. Although civil litigation against Strong and certain predecessor Strong Funds relating to these matters is continuing, neither the current adviser nor the successor funds is a party to any such suit.

7. DISTRIBUTION TO SHAREHOLDERS
--------------------------------------------------------------------------------

      The tax character of distributions paid during the years ended September 30, 2006, and September 30, 2005, was as follows:

                                                 Ordinary Income        Long-Term Capital Gain              Total
                                            ------------------------   ------------------------   --------------------------
Fund                                           2006         2005           2006          2005        2006           2005
----------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS FOCUS FUND                 $4,469,405   $         0   $           0   $      0   $ 4,469,405   $          0
----------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL EMERGING MARKETS FUND          1,629,544       857,339      15,824,705          0    17,454,249        857,339
----------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL CORE FUND                         84,962           600         353,310      4,562       438,272          5,162
----------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND                    9,092,567     1,426,473               0          0     9,092,567      1,426,463

      As of September 30, 2006, the components of distributable earnings on a tax basis are shown on the table below. The difference between book basis and tax basis appreciation is attributable to tax deferral of losses on wash sales and different book and tax treatment of the exchange in share class of investments in mutual funds.

NOTES TO FINANCIAL STATEMENTS    WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

                                                                           Unrealized
                                       Undistributed    Undistributed     Appreciation   Capital Loss   Currency Loss
Fund                                  Ordinary Income   Long-Term Gain   (Depreciation)  Carryforward*   Carryforward     Total
------------------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS FOCUS FUND             $   491,394      $         0      $ 21,394,996   $(80,982,962)   $(764,077)    $(59,860,649)
------------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL EMERGING MARKETS
  FUND                                            0          326,342         2,848,927              0            0        3,175,269
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL CORE FUND                     121,609           47,306           716,055              0      (10,584)         874,386
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND                 9,518,263                0       137,808,379    (55,297,521)     (211,805)      91,817,316

* This amount includes the post-October loss, which will reverse on the first day of the following year.

8. NEW ACCOUNTING PRONOUNCEMENTS
--------------------------------------------------------------------------------

      In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006 (January 1, 2007 for calendar-year companies), with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. As of September 30, 2006, Management does not believe the impact of the adoption of FIN 48 will be material to the financial statements.

      In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2006, Management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

9. SUBSEQUENT EVENT
--------------------------------------------------------------------------------

      At its September 28, 2006 special Board meeting, the Board of Trustees of the Trust unanimously approved the liquidation of the Wells Fargo Advantage Institutional Emerging Markets Fund (the "Fund"). The liquidation was proposed by Funds Management and approved by the Board based, in part, on a review of the Fund's long-term viability given its current and projected asset size. Effective at the close of business on October 19, 2006, the Fund was liquidated.

      Shareholders who remained in the Fund through October 16, 2006 will be entitled to a share of proceeds, if any, that the Fund may receive post-liquidation in connection with taxes paid on prior sales of Indian securities. An Indian tax statute was amended in mid-2002 to disallow netting of long-term capital losses against taxable short-term capital gains on the sale of Indian securities. The Indian tax authorities retroactively applied the tax statute to assess additional capital gains taxes on many U.S. mutual funds, including the Fund that had previously netted such losses against such gains. Such retroactive application is being challenged by many U.S. mutual funds, and if a favorable outcome is received, the Fund could receive a post-liquidation tax refund of as much as $150,000. However, there is no guarantee of a favorable outcome on this issue or that the Fund will receive any proceeds post-liquidation.

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS    NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

10. MISCELLANEOUS
--------------------------------------------------------------------------------

FOREIGN TAXES PAYABLE

      Under Indian tax law, U.S. mutual funds are subject to taxation on capital gains realized upon the sale of Indian securities. Mutual fund industry practice has long been to net long-term capital losses against taxable short-term capital gains. However, the Indian tax statute was amended in mid-2002 to disallow such netting, and the Indian tax authorities have subsequently assessed additional taxes on many U.S. mutual funds based upon a retroactive application of the tax statute. For the taxable years since its inception date, the Wells Fargo Advantage Emerging Markets Focus Fund (the "Focus Fund"), as successor to the Montgomery Emerging Markets Fund, has been assessed approximately $590,000. The Fund filed an administrative appeal to this assessment in April 2003.

      On August 1, 2003, the Focus Fund received a demand on half of the $590,000 to stay the imposition of additional penalties while the assessment was under appeal, and an agreement was reached on August 8, 2003 for the Focus Fund to make such payment. On August 20, 2003, the Focus Fund made the determination to accrue the entire amount at issue as a tax expense.

      On December 12, 2005, the administrative appeal was argued in the Income Tax Appellate Tribunal ("ITAT"). A favorable decision to the Focus Fund was subsequently rendered on April 26, 2006. However, the tax authorities could appeal this favorable decision, and the Fund was notified on August 21, 2006 that an appeal was in fact filed. Based upon discussions with local counsel, the time frame for the appeals process to be resolved may be as long as several years. The Focus Fund will continue to closely monitor the appeals process and will reverse such accrual in the event of a favorable disposition.

      Foreign taxes payable also reflects accrued India capital gains tax on unrealized gains, if any, on Indian securities as required under GAAP.

REPORT OF INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM                  WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BOARD OF TRUSTEES AND SHAREHOLDERS OF
WELLS FARGO FUNDS TRUST:

      We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Emerging Markets Focus Fund, Institutional Emerging Markets Fund, International Core Fund, and the International Equity Fund (collectively the "Funds"), four of the funds constituting the Wells Fargo Funds Trust, as of September 30, 2006, and the related statement of operations for the year then ended, statements of changes in net assets for the periods presented and the financial highlights of the Emerging Markets Focus Fund and the Institutional Emerging Markets Fund for the years or periods ended September 30, 2006 through 2003 and June 30, 2003 and 2002 and the International Core Fund for the years or periods ended September 30, 2006 and 2005 and December 31, 2004 and the International Equity Fund for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Emerging Markets Focus Fund and the Institutional Emerging Markets Fund for the year ended June 30, 2002, were audited by other auditors whose report dated August 16, 2002 expressed an unqualified opinion on those financial highlights. The financial highlights for the International Core Fund for the years or period ended December 31, 2003 and prior, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their reports dated February 3, 2004.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of the Wells Fargo Funds Trust as of September 30, 2006, the results of their operations for the year or periods then ended, and the changes in their net assets and their financial highlights for the periods indicated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

                               /s/ KPMG LLP

Philadelphia, Pennsylvania
November 21, 2006

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS    OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

PROXY VOTING INFORMATION

      A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how to obtain the results of such voting during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS, or visiting the SEC Web site at WWW.SEC.GOV.

TAX INFORMATION

      The following funds have elected to pass through to their shareholders the foreign taxes paid during the tax year ended September 30, 2006. The foreign income and taxes paid were as follows:

Fund                                             Foreign Income   Foreign Taxes
--------------------------------------------------------------------------------
EMERGING MARKETS FOCUS FUND                        $ 9,652,097     $   188,535
--------------------------------------------------------------------------------
INSTITUTIONAL EMERGING MARKETS FUND                  2,176,279          74,289
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND                           20,171,639       1,139,006
--------------------------------------------------------------------------------

      Pursuant to Section 852(b)(3) of the Internal Revenue Code, the following Funds designate the amounts listed below as a long-term capital gain distribution for the year ended September 30, 2006:

                                                                    Capital Gain
Fund                                                                  Dividend
--------------------------------------------------------------------------------
INSTITUTIONAL EMERGING MARKETS FUND                                  $15,824,705
--------------------------------------------------------------------------------
INTERNATIONAL CORE FUND                                                  353,310

      Pursuant to Section 854(b)(2) of the Internal Revenue Code, the Funds listed below designate a percentage of their ordinary income dividends distributed during the year ended September 30, 2006 as qualifying for the corporate dividends-received deduction:

                                                              Dividend-Received
                                                                  Deduction
                                                               (% of ordinary
Fund                                                           income dividends)
--------------------------------------------------------------------------------
INSTITUTIONAL EMERGING MARKETS FUND                                  0.97
--------------------------------------------------------------------------------

      Pursuant to Section 1(h)(11) of the Internal Revenue Code, the Funds listed below designate the following amounts of their income dividends paid during the year ended September 30, 2006 as qualified dividend income (QDI):

Fund                                                                    QDI
--------------------------------------------------------------------------------
EMERGING MARKETS FOCUS FUND                                       $    2,660,192
--------------------------------------------------------------------------------
INSTITUTIONAL EMERGING MARKETS FUND                                    1,703,833
--------------------------------------------------------------------------------
INTERNATIONAL CORE FUND                                                   57,274
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND                                             10,231,573

      Pursuant to Section 871(k)(2)(C) of the Code, the Funds listed below designate the following amounts as short-term capital gains dividends:

                                                              Short-Term Capital
Fund                                                            Gains Dividends
--------------------------------------------------------------------------------
INTERNATIONAL CORE FUND                                             $46,864
--------------------------------------------------------------------------------

OTHER INFORMATION (UNAUDITED)    WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS
--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS INFORMATION

      The complete portfolio holdings for each Fund are publicly available on the Funds' Web site (WWW.WELLSFARGO.COM/ADVANTAGEFUNDS) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for each Fund is publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at WWW.SEC.GOV. In addition, each Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

      The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust"). This table supplements, and should be read in conjunction with, the Prospectus and the Statement of Additional Information* of each Fund. Each of the Trustees listed below acts in identical capacities for each of the 142 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Governance Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

NON-INTERESTED TRUSTEES

------------------------------------------------------------------------------------------------------
                          POSITION HELD AND        PRINCIPAL OCCUPATIONS DURING
NAME AND AGE              LENGTH OF SERVICE**      PAST FIVE YEARS                 OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------
Thomas S. Goho            Trustee, since 1987      Chair of Finance, Wake          None
64                                                 Forest University, since
                                                   2006. Benson-Pruitt
                                                   Professorship, Wake Forest
                                                   University, Calloway School
                                                   of Business and Accountancy,
                                                   since 1999.
------------------------------------------------------------------------------------------------------
Peter G. Gordon           Trustee, since 1998      Chairman, CEO, and              None
64                        (Chairman, since 2001)   Co-Founder of Crystal Geyser
                                                   Water Company, and President
                                                   of Crystal Geyser Roxane
                                                   Water Company.
------------------------------------------------------------------------------------------------------
Richard M. Leach          Trustee, since 1987      Retired. Prior thereto,         None
73                                                 President of Richard M.
                                                   Leach Associates (a
                                                   financial consulting firm).
------------------------------------------------------------------------------------------------------
Olivia S. Mitchell        Trustee, since 2006      Professor of Insurance and      None
53                                                 Risk Management, Wharton
                                                   School, University of
                                                   Pennsylvania. Director of
                                                   the Boettner Center on
                                                   Pensions and Retirement.
                                                   Research Associate and Board
                                                   Member, Penn Aging Research
                                                   Center. Research Associate,
                                                   National Bureau of Economic
                                                   Research.
------------------------------------------------------------------------------------------------------
Timothy J. Penny          Trustee, since 1996      Senior Counselor to the         None
54                                                 public relations firm of
                                                   Himle-Horner, and Senior
                                                   Fellow at the Humphrey
                                                   Institute, Minneapolis,
                                                   Minnesota (a public policy
                                                   organization).
------------------------------------------------------------------------------------------------------
Donald C. Willeke         Trustee, since 1996      Principal of the law firm of    None
66                                                 Willeke & Daniels.

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS    OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

INTERESTED TRUSTEE***

------------------------------------------------------------------------------------------------------
                          POSITION HELD AND        PRINCIPAL OCCUPATIONS DURING
NAME AND AGE              LENGTH OF SERVICE**      PAST FIVE YEARS                 OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------
J. Tucker Morse           Trustee, since 1987      Private Investor/Real Estate    None
62                                                 Developer. Prior thereto,
                                                   Chairman of White Point
                                                   Capital, LLC until 2005.
------------------------------------------------------------------------------------------------------

OFFICERS

------------------------------------------------------------------------------------------------------
                          POSITION HELD AND        PRINCIPAL OCCUPATIONS DURING
NAME AND AGE              LENGTH OF SERVICE        PAST FIVE YEARS                 OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------
Karla M. Rabusch          President, since 2003    Executive Vice President of     None
47                                                 Wells Fargo Bank, N.A. and
                                                   President of Wells Fargo
                                                   Funds Management, LLC. Senior
                                                   Vice President and Chief
                                                   Administrative Officer of
                                                   Wells Fargo Funds Management,
                                                   LLC from 2001 to 2003.
------------------------------------------------------------------------------------------------------
C. David Messman          Secretary, since 2000    Vice President and Managing     None
46                                                 Senior Counsel of Wells Fargo
                                                   Bank, N.A. and Senior Vice
                                                   President and Secretary of
                                                   Wells Fargo Funds Management,
                                                   LLC. Vice President and
                                                   Senior Counsel of Wells Fargo
                                                   Bank, N.A. from 1996 to 2003.
------------------------------------------------------------------------------------------------------
A. Erdem Cimen            Treasurer, since 2006    Vice President of Wells Fargo   None
33                                                 Bank, N.A. and Vice President
                                                   of Financial Operations for
                                                   Wells Fargo Funds Management,
                                                   LLC. Vice President and Group
                                                   Finance Officer of Wells
                                                   Fargo Bank, N.A. Auto Finance
                                                   Group from 2004 to 2006. Vice
                                                   President of Portfolio Risk
                                                   Management for Wells Fargo
                                                   Bank, N.A. Auto Finance Group
                                                   in 2004. Vice President of
                                                   Portfolio Research and
                                                   Analysis for Wells Fargo
                                                   Bank, N.A. Auto Finance Group
                                                   from 2001 to 2004. Director
                                                   of Small Business Services
                                                   Risk Management for American
                                                   Express Travel Related
                                                   Services from 2000 to 2001.
------------------------------------------------------------------------------------------------------
Dorothy A. Peters         Chief Compliance         Chief Compliance Officer of      None
44                        Officer, since 2004      Wells Fargo Fargo Funds
                                                   Management, LLC since 2004
                                                   and Compliance Officer of
                                                   Wells Fargo Funds Management,
                                                   LLC from 1999 to 2002.
                                                   Compliance Manager of Wells
                                                   Fargo Investments from 1997
                                                   to 1999. In 2002, Ms. Peters
                                                   left Wells Fargo Funds
                                                   Management, LLC to pursue
                                                   personal goals.
------------------------------------------------------------------------------------------------------

  * The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Funds' Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

 ** Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

*** As of September 30, 2006, one of the seven Trustees is considered an "interested person" of the Trusts as defined in the Investment Company Act of 1940. The interested Trustee, J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC.

                                        THIS PAGE IS INTENTIONALLY LEFT BLANK --

WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS            LIST OF ABBREVIATIONS
--------------------------------------------------------------------------------

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG       -- Association of Bay Area Governments
ADR        -- American Depositary Receipt
AMBAC      -- American Municipal Bond Assurance Corporation
AMT        -- Alternative Minimum Tax
ARM        -- Adjustable Rate Mortgages
BART       -- Bay Area Rapid Transit
CDA        -- Community Development Authority
CDSC       -- Contingent Deferred Sales Charge
CGIC       -- Capital Guaranty Insurance Company
CGY        -- Capital Guaranty Corporation
CMT        -- Constant Maturity Treasury
COFI       -- Cost of Funds Index
COP        -- Certificate of Participation
CP         -- Commercial Paper
CTF        -- Common Trust Fund
DW&P       -- Department of Water & Power
DWR        -- Department of Water Resources
EDFA       -- Education Finance Authority
FFCB       -- Federal Farm Credit Bank
FGIC       -- Financial Guaranty Insurance Corporation
FHA        -- Federal Housing Authority
FHLB       -- Federal Home Loan Bank
FHLMC      -- Federal Home Loan Mortgage Corporation
FNMA       -- Federal National Mortgage Association
FRN        -- Floating Rate Notes
FSA        -- Financial Security Assurance Incorporated
GDR        -- Global Depositary Receipt
GNMA       -- Government National Mortgage Association
GO         -- General Obligation
HFA        -- Housing Finance Authority
HFFA       -- Health Facilities Financing Authority
IDA        -- Industrial Development Authority
IDR        -- Industrial Development Revenue
LIBOR      -- London Interbank Offered Rate
LLC        -- Limited Liability Corporation
LOC        -- Letter of Credit
LP         -- Limited Partnership
MBIA       -- Municipal Bond Insurance Association
MFHR       -- Multi-Family Housing Revenue
MUD        -- Municipal Utility District
MTN        -- Medium Term Note
PCFA       -- Pollution Control Finance Authority
PCR        -- Pollution Control Revenue
PFA        -- Public Finance Authority
PLC        -- Private Placement
PSFG       -- Public School Fund Guaranty
RDA        -- Redevelopment Authority
RDFA       -- Redevelopment Finance Authority
REITS      -- Real Estate Investment Trusts
R&D        -- Research & Development
SFHR       -- Single Family Housing Revenue
SFMR       -- Single Family Mortgage Revenue
SLMA       -- Student Loan Marketing Association
STEERS     -- Structured Enhanced Return Trust
TBA        -- To Be Announced
TRAN       -- Tax Revenue Anticipation Notes
USD        -- Unified School District
V/R        -- Variable Rate
WEBS       -- World Equity Benchmark Shares
XLCA       -- XL Capital Assurance

-----------------
WELLS   ADVANTAGE
FARGO   FUNDS
-----------------

More information about WELLS FARGO       THIS    REPORT   AND   THE    FINANCIAL
ADVANTAGE FUNDS(SM) is available free STATEMENTS CONTAINED HEREIN ARE upon request. To obtain literature, SUBMITTED FOR THE GENERAL INFORMATION please write, e-mail, visit the Funds' OF THE SHAREHOLDERS OF WELLS FARGO
Web site, or call:                       ADVANTAGE FUNDS. IF THIS REPORT IS USED
                                         FOR PROMOTIONAL PURPOSES,  DISTRIBUTION
WELLS FARGO ADVANTAGE FUNDS              OF THE REPORT  MUST BE  ACCOMPANIED  OR
P.O. Box 8266                            PRECEDED BY A CURRENT PROSPECTUS. FOR A
Boston, MA 02266-8266                    PROSPECTUS   CONTAINING  MORE  COMPLETE
                                         INFORMATION,   INCLUDING   CHARGES  AND
E-mail: wfaf@wellsfargo.com              EXPENSES,  CALL 1-800-222-8222 OR VISIT
Web site:                                THE      FUNDS'     WEB     SITE     AT
www.wellsfargo.com/advantagefunds        WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.
Individual Investors: 1- 800-222-8222    PLEASE    CONSIDER    THE    INVESTMENT
Retail Investment Professionals:         OBJECTIVES,    RISKS,    CHARGES,   AND
1-888-877-9275                           EXPENSES  OF THE  INVESTMENT  CAREFULLY
Institutional Investment Professionals:  BEFORE   INVESTING.   THIS  AND   OTHER
1-866-765-0778                           INFORMATION ABOUT WELLS FARGO ADVANTAGE
                                         FUNDS  CAN  BE  FOUND  IN  THE  CURRENT
                                         PROSPECTUS.    READ   THE    PROSPECTUS
                                         CAREFULLY  BEFORE  YOU  INVEST  OR SEND
                                         MONEY.

                                         Wells  Fargo Funds  Management,  LLC, a
                                         wholly owned  subsidiary of Wells Fargo
                                         & Company, provides investment advisory
                                         and  administrative  services for WELLS
                                         FARGO ADVANTAGE FUNDS. Other affiliates
                                         of  Wells   Fargo  &  Company   provide
                                         subadvisory  and other services for the
                                         Funds.  The  Funds are  distributed  by
                                         WELLS  FARGO  FUNDS  DISTRIBUTOR,  LLC,
                                         Member NASD/SIPC, an affiliate of Wells
                                         Fargo & Company.

            ---------------------------------------------------------
              NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
            ---------------------------------------------------------

--------------------------------------------------------------------------------
(C) 2006 Wells Fargo     www.wellsfargo.com/advantagefunds          100550 11-06
Funds Management, LLC.                                         AISLD/AR108 09-06
All rights reserved.

                                                            -----------------
                                                            WELLS   ADVANTAGE
                                                            FARGO   FUNDS
                                                            -----------------

          [GRAPHIC OMITTED]                       SEPTEMBER 30, 2006

                                                       ANNUAL REPORT

WELLS FARGO ADVANTAGE ALLOCATION FUNDS

Wells Fargo Advantage Aggressive Allocation Fund
Wells Fargo Advantage Asset Allocation Fund
Wells Fargo Advantage Conservative Allocation Fund
Wells Fargo Advantage Growth Balanced Fund
Wells Fargo Advantage Moderate Balanced Fund

                                          WELLS FARGO ADVANTAGE ALLOCATION FUNDS
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Letter to Shareholders ...................................................     1
--------------------------------------------------------------------------------

Performance Highlights
--------------------------------------------------------------------------------
   Aggressive Allocation Fund ............................................     2
   Asset Allocation Fund .................................................     4
   Conservative Allocation Fund ..........................................     6
   Growth Balanced Fund ..................................................     8
   Moderate Balanced Fund ................................................    10

Fund Expenses (Unaudited) ................................................    12
--------------------------------------------------------------------------------

Portfolio of Investments
--------------------------------------------------------------------------------
   Aggressive Allocation Fund ............................................    14
   Asset Allocation Fund .................................................    15
   Conservative Allocation Fund ..........................................    33
   Growth Balanced Fund ..................................................    34
   Moderate Balanced Fund ................................................    35

Financial Statements
--------------------------------------------------------------------------------
   Statements of Assets and Liabilities ..................................    36
   Statements of Operations ..............................................    38
   Statements of Changes in Net Assets ...................................    40
   Financial Highlights ..................................................    48
   Notes to Financial Highlights .........................................    52

Notes to Financial Statements ............................................    53
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm ..................    60
--------------------------------------------------------------------------------

Other Information (Unaudited) ............................................    61
--------------------------------------------------------------------------------

                                Master Portfolios

Portfolio of Investments
--------------------------------------------------------------------------------
   C&B Large Cap Value Portfolio .........................................    63
   Disciplined Growth Portfolio ..........................................    69
   Equity Income Portfolio ...............................................    74
   Equity Value Portfolio ................................................    80
   Index Portfolio .......................................................    86
   International Core Portfolio ..........................................   103
   International Growth Portfolio ........................................   107
   International Index Portfolio .........................................   111
   International Value Portfolio .........................................   139
   Large Cap Appreciation Portfolio ......................................   145
   Large Company Growth Portfolio ........................................   152
   Small Cap Index Portfolio .............................................   156
   Small Company Growth Portfolio ........................................   176
   Small Company Value Portfolio .........................................   184
   Strategic Small Cap Value Portfolio ...................................   191

Financial Statements
--------------------------------------------------------------------------------
   Statements of Assets and Liabilities ..................................   204
   Statements of Operations ..............................................   208
   Statements of Changes in Net Assets ...................................   212
   Financial Highlights ..................................................   218
   Notes to Financial Highlights .........................................   220

Notes to Financial Statements ............................................   221
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm ..................   227
--------------------------------------------------------------------------------

Other Information (Unaudited) ............................................   228
--------------------------------------------------------------------------------

List of Abbreviations ....................................................   231

--------------------------------------------------------------------------------

                -------------------------------------------------
                NOT FDIC INSURED-NO BANK GUARANTEE-MAY LOSE VALUE
                -------------------------------------------------

THIS PAGE IS INTENTIONALLY LEFT BLANK --

LETTER TO SHAREHOLDERS                    WELLS FARGO ADVANTAGE ALLOCATION FUNDS
--------------------------------------------------------------------------------

DEAR VALUED SHAREHOLDER,

      Enclosed please find the Wells Fargo Advantage Allocation Funds annual report for the period that ended September 30, 2006. On the following pages, you will find a discussion of each Fund, including performance highlights, information about the holdings in each Fund, and the portfolio managers' strategic outlook.

ECONOMIC OVERVIEW
--------------------------------------------------------------------------------

      The U.S. economy performed well during the 12-month period that ended September 30, 2006. Growth in real Gross Domestic Product (GDP) averaged close to 3.0%, the unemployment rate fell from 5% to 4.6%, and inflation remained relatively low for most of the period. This was a remarkable performance for the U.S. economy during a period in which oil prices rose sharply, geopolitical tensions remained intense, and the Fed raised the Federal funds rate from 3.25% to 5.25%.

      By mid-2006, signs that economic growth was slowing gave rise to the expectation that the Fed would pause in its cycle of raising interest rates, often described as credit tightening. At the Federal Open Market Committee
(FOMC) meeting on August 8, the FOMC decided to leave the Federal funds rate unchanged at 5.25%, ending a string of 17 consecutive meetings at which they decided to raise the Federal funds rate. The committee also left the rate unchanged at its meeting on September 20, 2006. The slower pace of economic growth that emerged in the second quarter of 2006 and that continued through the third quarter may lead to a gradual reduction in inflation pressures. Recent declines in energy prices may also help the Fed achieve its objective of lower inflation in 2007.

      The slowdown in growth has been led by a significant decline in housing activity. Speculative excesses in sought-after markets have given way to a weaker pace of sales, sizable inventories of unsold homes, and a sharp reduction in new housing. In August 2006, for the first time in a decade, the median "sold" price of existing homes fell below the previous year's level. Record-high gasoline prices during the spring and summer also contributed to a decline in consumer spending and, consequently, to slower GDP growth. Near the close of the third quarter of 2006, gasoline prices dropped sharply and mortgage rates declined about one-half a percentage point. These developments have already helped to boost consumer confidence and may improve prospects for better growth in the quarters ahead.

STOCKS RESPONDED POSITIVELY TO THE FED'S PAUSE
--------------------------------------------------------------------------------

      The equity markets responded positively to the Fed's decision to keep the Federal funds rate unchanged and to prospects for less inflation in the months ahead. Equity investors also seemed to have believed that the Fed's pause in its tightening cycle would help prolong the current economic expansion. The risks to the economic outlook--a sluggish housing sector and the possibility of weak consumer spending--seem to have been offset by such favorable fundamentals as lower bond yields and excellent corporate earnings growth.

BONDS SHOWED SIGNS OF RECOVERY
--------------------------------------------------------------------------------

      Most segments of the fixed-income markets struggled during the final quarter of 2005 and the first half of 2006 as interest rates rose and bond prices declined. In the third quarter of 2006, however, bond prices rallied in response to the Fed's decision to keep the Federal funds rate at 5.25%. The healthy third-quarter total returns pulled the 12-month returns for most investment-grade bond sectors up to the 3% to 4% range. Total returns for high-yield bonds were approximately double that of the investment-grade sectors.

LOOKING AHEAD
--------------------------------------------------------------------------------

      If inflation pressures recede and economic growth rebounds somewhat, the outlook for stocks could remain positive. In recent weeks, as the earnings outlook became more uncertain, large cap stocks began to outperform small cap issues. In a period of greater cost pressures and intense worldwide competition, the larger companies may be more likely to sustain earnings growth. In this type of market environment, maintaining a long-term perspective and a high degree of portfolio diversification may help. While diversification may not prevent losses in a downturn, it may help to reduce them and keep you on track for reaching your financial destination.

      To help you reach your diversification goals, we offer funds across most major asset classes that are guided by skillful money managers--our subadvisers--who are chosen for their focused attention on a particular investment style. We believe that our insistence on seeking skillful money managers who share our dedication to pursuing consistent, long-term results offers our investors the firm footing they need to navigate changing market conditions as they move toward their financial destinations.

      Thank you for choosing WELLS FARGO ADVANTAGE FUNDS(SM). We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs. If you have any questions about your investment, please contact your investment professional, or call us at 1-800-222-8222. You may also want to visit our Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

Sincerely,

/s/ Karla M. Rabusch

Karla M. Rabusch
President
WELLS FARGO ADVANTAGE FUNDS

WELLS FARGO ADVANTAGE ALLOCATION FUNDS                    PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE AGGRESSIVE ALLOCATION FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE AGGRESSIVE ALLOCATION FUND (the Fund) seeks to provide capital appreciation with a secondary emphasis on current income.

ADVISER                                 MASTER PORTFOLIO SUBADVISERS
 Wells Fargo Funds Management, LLC       Artisan Partners Limited Partnership
                                         Cadence Capital Management
SUBADVISER                               Cooke & Bieler, L.P.
 Wells Capital Management Incorporated   Galliard Capital Management, Inc.
                                         LSV Asset Management
FUND MANAGERS                            New Star Institutional Managers Limited
 Thomas C. Biwer, CFA                    Peregrine Capital Management, Inc.
 Galen G. Blomster, CFA                  Smith Asset Management Group, L.P.
 Christian L. Chan, CFA                  SSgA Funds Management
 Gregory T. Genung, CFA                  Systematic Financial Management, L.P.
 Jeffrey P. Mellas                       Wells Capital Management Incorporated
 Andrew Owen, CFA
                                         FUND INCEPTION DATE
                                         12/02/1997

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Administrator Class shares returned 9.14% 1 for the 12-month period that ended September 30, 2006, underperforming its benchmark, the Aggressive Allocation Composite Index 2, which returned 10.13%. In addition, the Fund underperformed the S&P 500 Index 3, which returned 10.78%, and it outperformed the Lehman Brothers U.S. Aggregate Bond Index 4, which returned 3.67% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund's emphasis on stocks, which significantly outperformed bonds during the 12-month period, benefited the performance of the portfolio. However, underperformance within the large company growth equity sector hurt the performance of the Fund. The U.S. stock market rallied strongly during the last few months with the Dow Jones Industrial Average briefly breaking above its all-time high set back in January of 2000. International stocks continued to lead all equity classes, but the recent strong performance of domestic large cap stocks enabled them to almost fully catch up with small cap stocks by the end of the period. Value stocks significantly outperformed growth stocks during the period. The U.S. economy has shown a lot of resilience, even with the slowdown in housing, and corporate profits continued to grow at double-digit rates. Despite underperforming stocks, the bond market advanced during the last three months to end the 12-month period with respectable gains. Fixed income investors focused on the fact that the Fed, at least temporarily, halted its rate hiking cycle and oil prices fell sharply late in the period to help bond performance. Also keeping yields low, the bond market ignored higher rates of core consumer inflation and a spike in the price of gold.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      Beginning in February 2006, a small position was initiated in the Strategic Small Cap Value portfolio, managed by multiple managers. The source of funds for this addition was a reduction in the Fund's position in the Small Company Value portfolio. The overall weighting in the small company value category remained constant.

      The Tactical Asset Allocation (TAA) Model, which seeks to enhance portfolio returns by shifting assets between stocks and bonds, maintained a 15% shift toward stocks throughout the 12-month period. Since the shift was originally implemented toward stocks, the Fund has employed a hedged futures overlay transaction, thus keeping the portfolio's underlying assets near their long-term strategic allocation of 80% stocks and 20% bonds. With the shift toward stocks, the portfolio maintained a long position in the S&P 500 Index futures and was short in the long-term Treasury bond futures. With the futures overlay, the Fund has an effective target allocation of 95% stocks and 5% bonds during the period.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      With stocks significantly outperforming long Treasury bonds, the 15% TAA Model shift toward stocks improved performance of the Fund during the 12-month period. While stocks have outperformed the broad bond market, the TAA Model indicates that stocks remain attractive relative to bonds. As a result, the Fund will keep its overweighted position in stocks until the relative valuation between stocks and bonds returns to a more normal level.

      BALANCED FUNDS MAY INVEST IN STOCKS AND BONDS. STOCKS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. BOND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, GENERAL MARKET AND ECONOMIC CONDITIONS, AND CHANGES IN INTEREST RATES. IN GENERAL, WHEN INTEREST RATES RISE, BOND VALUES FALL AND INVESTORS MAY LOSE PRINCIPAL VALUE. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO SMALL COMPANY SECURITIES RISK AND FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of September 30, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE AGGRESSIVE ALLOCATION FUND.

1 The Fund's adviser has committed through January 31, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower. (CONTINUED)

PERFORMANCE HIGHLIGHTS                    WELLS FARGO ADVANTAGE ALLOCATION FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

                                                                                   Life of
                                                      6-Month*   1-Year   5-Year    Fund
------------------------------------------------------------------------------------------
   Aggressive Allocation Fund - Administrator Class
      (Incept. Date 12/02/1997)                         1.59      9.14     6.92     6.81
------------------------------------------------------------------------------------------
   Benchmarks
------------------------------------------------------------------------------------------
      Aggressive Allocation Composite Index 2           3.11     10.13     8.42     6.35
------------------------------------------------------------------------------------------
      S&P 500 Index 3                                   4.14     10.78     6.97     5.50
------------------------------------------------------------------------------------------
      Lehman Brothers U.S. Aggregate Bond Index 4       3.73      3.67     4.81     5.95
------------------------------------------------------------------------------------------

*     RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

TEN LARGEST HOLDINGS 5,6 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------
   Microsoft Corporation                                                   1.77%
--------------------------------------------------------------------------------
   Goldman Sachs Group Incorporated                                        1.48%
--------------------------------------------------------------------------------
   Exxon Mobil Corporation                                                 1.36%
--------------------------------------------------------------------------------
   American International Group Incorporated                               1.18%
--------------------------------------------------------------------------------
   Bank of America Corporation                                             1.11%
--------------------------------------------------------------------------------
   Cisco Systems Incorporated                                              1.09%
--------------------------------------------------------------------------------
   General Electric Company                                                1.01%
--------------------------------------------------------------------------------
   Medtronic Incorporated                                                  0.98%
--------------------------------------------------------------------------------
   Citigroup Incorporated                                                  0.88%
--------------------------------------------------------------------------------
   eBay Incorporated                                                       0.87%

DIVERSIFIED EQUITY STYLE CHARACTERISTICS 6 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------
   Beta**                                                                  1.01
--------------------------------------------------------------------------------
   Dividend Yield                                                          1.60%
--------------------------------------------------------------------------------
   Price to Earnings Ratio (trailing 12 months)                           17.78x
--------------------------------------------------------------------------------
   Price to Book Ratio                                                     3.05x
--------------------------------------------------------------------------------
   Median Market Cap ($B)                                               $ 21.42
--------------------------------------------------------------------------------
   5-Year Earnings Growth (historic)                                      17.72%
--------------------------------------------------------------------------------
   Portfolio Turnover                                                        61%
--------------------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE AGGRESSIVE ALLOCATION COMPOSITE INDEX BETA IS 1.00 BY DEFINITION.

DIVERSIFIED BOND STYLE CHARACTERISTICS 6 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------
   Average Credit Quality 7                                                   AA
--------------------------------------------------------------------------------
   Average Maturity                                                   6.29 years
--------------------------------------------------------------------------------
   Duration                                                           5.02 years
--------------------------------------------------------------------------------

NEUTRAL ALLOCATION 6 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

   Stocks 80%
   Bonds  20%

EFFECTIVE ALLOCATION 6 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

   Stocks 95%
   Bonds   5%

GROWTH OF $10,000 INVESTMENT 8 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                WELLS FARGO
                 ADVANTAGE
                AGGRESSIVE        Aggressive
             ALLOCATION FUND -    Allocation    Lehman Brothers
               Administrator      Composite      U.S. Aggregate
   DATE           Class             Index          Bond Index      S&P 500 Index
----------   -----------------    ----------    ---------------    -------------
 12/2/1997         10,000           $10,000         $10,000           $10,000
12/31/1997         10,013           $10,160         $10,101           $10,172
 1/31/1998         10,144           $10,283         $10,230           $10,284
 2/28/1998         10,704           $10,863         $10,222           $11,025
 3/31/1998         11,085           $11,277         $10,257           $11,590
 4/30/1998         11,225           $11,374         $10,310           $11,708
 5/31/1998         11,055           $11,202         $10,408           $11,507
 6/30/1998         11,375           $11,490         $10,497           $11,974
 7/31/1998         11,205           $11,354         $10,519           $11,847
 8/31/1998          9,923           $10,039         $10,690           $10,135
 9/30/1998         10,364           $10,511         $10,940           $10,785
10/31/1998         11,135           $11,168         $10,882           $11,662
11/30/1998         11,766           $11,705         $10,944           $12,368
12/31/1998         12,438           $12,251         $10,977           $13,081
 1/31/1999         12,791           $12,543         $11,055           $13,627
 2/28/1999         12,438           $12,154         $10,862           $13,204
 3/31/1999         12,821           $12,519         $10,921           $13,732
 4/30/1999         13,234           $13,012         $10,956           $14,263
 5/31/1999         13,043           $12,754         $10,860           $13,927
 6/30/1999         13,608           $13,246         $10,825           $14,699
 7/31/1999         13,376           $13,008         $10,780           $14,241
 8/31/1999         13,255           $12,907         $10,774           $14,170
 9/30/1999         13,002           $12,738         $10,899           $13,782
10/31/1999         13,507           $13,309         $10,940           $14,654
11/30/1999         13,850           $13,605         $10,938           $14,951
12/31/1999         14,377           $14,318         $10,886           $15,832
 1/31/2000         14,041           $13,809         $10,850           $15,037
 2/29/2000         14,204           $13,947         $10,981           $14,753
 3/31/2000         15,080           $14,788         $11,126           $16,196
 4/30/2000         14,836           $14,351         $11,094           $15,709
 5/31/2000         14,591           $14,068         $11,088           $15,386
 6/30/2000         14,989           $14,444         $11,319           $15,767
 7/31/2000         14,897           $14,231         $11,422           $15,521
 8/31/2000         15,498           $14,967         $11,588           $16,484
 9/30/2000         15,060           $14,449         $11,661           $15,614
10/31/2000         15,162           $14,298         $11,738           $15,548
11/30/2000         14,683           $13,410         $11,930           $14,323
12/31/2000         15,106           $13,672         $12,152           $14,393
 1/31/2001         15,330           $14,069         $12,351           $14,904
 2/28/2001         14,403           $13,081         $12,459           $13,547
 3/31/2001         13,700           $12,395         $12,521           $12,689
 4/30/2001         14,786           $13,193         $12,469           $13,674
 5/31/2001         14,818           $13,218         $12,543           $13,765
 6/30/2001         14,520           $13,015         $12,591           $13,431
 7/31/2001         14,403           $12,892         $12,873           $13,299
 8/31/2001         13,860           $12,374         $13,021           $12,468
 9/30/2001         12,805           $11,498         $13,173           $11,462
10/31/2001         13,061           $11,780         $13,449           $11,681
11/30/2001         14,009           $12,417         $13,263           $12,577
12/31/2001         14,224           $12,547         $13,178           $12,687
 1/31/2002         14,008           $12,376         $13,285           $12,502
 2/28/2002         13,748           $12,237         $13,414           $12,261
 3/31/2002         14,343           $12,647         $13,191           $12,722
 4/30/2002         13,943           $12,269         $13,447           $11,951
 5/31/2002         13,813           $12,200         $13,561           $11,864
 6/30/2002         13,196           $11,574         $13,678           $11,019
 7/31/2002         12,005           $10,803         $13,844           $10,161
 8/31/2002         11,983           $10,871         $14,078           $10,227
 9/30/2002         10,728           $10,000         $14,306           $ 9,116
10/31/2002         11,539           $10,589         $14,240           $ 9,917
11/30/2002         12,167           $11,094         $14,236           $10,500
12/31/2002         11,459           $10,666         $14,530           $ 9,884
 1/31/2003         11,119           $10,432         $14,543           $ 9,626
 2/28/2003         10,877           $10,310         $14,744           $ 9,482
 3/31/2003         10,954           $10,356         $14,732           $ 9,573
 4/30/2003         11,789           $11,080         $14,854           $10,362
 5/31/2003         12,371           $11,667         $15,131           $10,907
 6/30/2003         12,558           $11,804         $15,101           $11,046
 7/31/2003         12,997           $11,954         $14,593           $11,241
 8/31/2003         13,206           $12,192         $14,689           $11,460
 9/30/2003         13,019           $12,208         $15,078           $11,338
10/31/2003         13,811           $12,783         $14,938           $11,979
11/30/2003         13,942           $12,943         $14,973           $12,084
12/31/2003         14,559           $13,497         $15,126           $12,718
 1/31/2004         14,759           $13,740         $15,248           $12,952
 2/29/2004         14,937           $13,932         $15,413           $13,132
 3/31/2004         14,803           $13,855         $15,528           $12,933
 4/30/2004         14,570           $13,545         $15,124           $12,730
 5/31/2004         14,714           $13,673         $15,064           $12,905
 6/30/2004         14,937           $13,922         $15,150           $13,155
 7/31/2004         14,381           $13,532         $15,300           $12,720
 8/31/2004         14,336           $13,621         $15,592           $12,770
 9/30/2004         14,559           $13,820         $15,634           $12,908
10/31/2004         14,737           $14,052         $15,765           $13,106
11/30/2004         15,448           $14,595         $15,639           $13,637
12/31/2004         15,900           $15,045         $15,783           $14,100
 1/31/2005         15,472           $14,753         $15,883           $13,756
 2/28/2005         15,798           $15,024         $15,789           $14,045
 3/31/2005         15,517           $14,779         $15,708           $13,797
 4/30/2005         15,101           $14,545         $15,920           $13,534
 5/31/2005         15,573           $14,956         $16,092           $13,965
 6/30/2005         15,663           $15,069         $16,181           $13,984
 7/31/2005         16,327           $15,520         $16,034           $14,505
 8/31/2005         16,204           $15,502         $16,239           $14,373
 9/30/2005         16,395           $15,639         $16,072           $14,489
10/31/2005         16,147           $15,359         $15,945           $14,247
11/30/2005         16,721           $15,826         $16,015           $14,786
12/31/2005         16,737           $15,950         $16,167           $14,791
 1/31/2006         17,263           $16,446         $16,169           $15,183
 2/28/2006         17,286           $16,473         $16,222           $15,224
 3/31/2006         17,613           $16,704         $16,063           $15,413
 4/30/2006         17,858           $16,918         $16,034           $15,620
 5/31/2006         17,263           $16,463         $16,016           $15,171
 6/30/2006         17,193           $16,490         $16,050           $15,191
 7/31/2006         17,111           $16,549         $16,267           $15,285
 8/31/2006         17,543           $16,931         $16,516           $15,649
 9/30/2006         17,893           $17,223         $16,661           $16,053

--------------------------------------------------------------------------------

      The Fund is a gateway blended Fund that invests all of its assets in two or more master portfolios of the Master Trust in varying proportions. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolios in which it invests.

      Prior to April 11, 2005, the WELLS FARGO ADVANTAGE AGGRESSIVE ALLOCATION FUND - Administrator Class was named the Wells Fargo Strategic Growth Allocation Fund -Institutional Class. Performance shown for Administrator Class shares of the Fund for periods prior to November 8, 1999, reflects the performance of the Institutional Class shares of the Norwest Advantage Aggressive Balanced-Equity Fund, its predecessor fund.

2 The Aggressive Allocation Composite Index is weighted 20% in the S&P 500 Index, 20% in the Lehman Brothers U.S. Aggregate Bond Index, 20% in the Russell 1000(R) Value Index, 20% in the Russell 1000(R) Growth, 12% in the Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index, and 8% in the Russell 2000(R) Index. The RUSSELL 1000(R) VALUE INDEX measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The RUSSELL 1000(R) GROWTH INDEX measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The MSCI EAFE INDEX is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. The RUSSELL 2000(R) INDEX measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an Index.

3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

4 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers Government/Corporate Index and the Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities. You cannot invest directly in an Index.

5 The Ten Largest Holdings are calculated based on the market value of the Master Trust portfolio securities allocable to the Fund divided by the total market value of the portfolio of investments of the Fund. See Notes to the Financial Statements for a discussion of the Master Trust.

6 Portfolio holdings, style characteristics, and portfolio allocations are subject to change. Cash and cash equivalents are not reflected in the calculations of portfolio holdings, style characteristics, and portfolio allocations.

7 The average credit quality is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

8 The chart compares the performance of the WELLS FARGO ADVANTAGE AGGRESSIVE ALLOCATION FUND Administrator Class shares for the life of the Fund with the Aggressive Allocation Composite Index, the S&P 500 Index and the Lehman Brothers U.S. Aggregate Bond Index. The chart assumes a hypothetical $10,000 investment in Administrator Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE ALLOCATION FUNDS                    PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE ASSET ALLOCATION FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE ASSET ALLOCATION FUND (the Fund) seeks long-term total return, consistent with reasonable risk.

ADVISER                                 SUBADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

PORTFOLIO MANAGERS                      FUND INCEPTION DATE
   Galen G. Blomster, CFA                  11/13/1986
   Gregory T. Genung, CFA
   Jeffrey P. Mellas

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 8.13% 1 (excluding sales charge) for the 12-month period that ended September 30, 2006, outperforming its benchmark, the Asset Allocation Composite Index 2, which returned 7.24%. In addition, the Fund under-performed the S&P 500 Index 3, which returned 10.78%, and it outperformed the Lehman Brothers 20+ Treasury Index 4, which returned 1.84% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund's emphasis on stocks, which significantly outperformed bonds during the 12-month period, enabled the Fund to outperform its benchmark. The U.S. stock market rallied strongly during the last few months with the Dow briefly breaking above its all-time high set back in January of 2000. The U.S. economy has shown a lot of resilience, even with the slowdown in housing, and corporate profits continued to grow at double-digit rates. Despite underperforming stocks, the bond market rallied during the last three months, particularly long Treasuries, and finished the 12-month period in positive territory. Fixed income investors focused on the fact that the Fed, at least temporarily, halted its rate hiking cycle and oil prices fell sharply late in the period to help bond performance. Also keeping yields low, the bond market ignored higher rates of core consumer inflation and a spike in the price of gold.

      While the portfolio's exposure to long-term Treasury bonds hurt the Fund's performance, the 25% Tactical Asset Allocation (TAA) Model shift from long-term Treasury bonds to stocks contributed to the performance of the Fund.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      The stock holdings in the Fund replicate the holdings of the S&P 500 Index, and the bond holdings of the Fund replicate the holdings of the Lehman Brothers 20+ Treasury Bond Index. The TAA Model, which seeks to enhance portfolio returns by shifting assets between stocks and bonds, maintained a 25% shift toward stocks throughout the 12-month period. Since the shift was originally implemented toward stocks, the Fund has employed a hedged futures overlay transaction, thus keeping the portfolio's underlying assets near their long-term strategic allocation of 60% stocks and 40% bonds. With the shift toward stocks, the portfolio maintained a long position in the S&P 500 Index futures and a short position in long-term Treasury bond futures. Throughout the 12-month period, the Fund was at a maximum equity overweighting, with an effective target allocation of 85% stocks and 15% bonds.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      With the S&P 500 Index significantly outperforming long Treasury bonds, the 25% TAA Model shift toward stocks improved performance of the Fund during the 12-month period. While stocks have outperformed the broad bond market, the TAA Model indicates that stocks remain attractive relative to bonds. As a result, the Fund will keep its overweighted position in stocks until the relative valuation between stocks and bonds returns to a more normal level.

      BALANCED FUNDS MAY INVEST IN STOCKS AND BONDS. STOCKS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. BOND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, GENERAL MARKET AND ECONOMIC CONDITIONS, AND CHANGES IN INTEREST RATES. IN GENERAL, WHEN INTEREST RATES RISE, BOND VALUES FALL AND INVESTORS MAY LOSE PRINCIPAL VALUE. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of September 30, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE ASSET ALLOCATION FUND.

1 The Fund's adviser has committed through January 31, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      Performance shown for Class A, Class B and Class C shares of the WELLS FARGO ADVANTAGE ASSET ALLOCATION FUND for periods prior to November 8, 1999, reflects the performance of the applicable share class of the Stagecoach Asset Allocation Fund, its predecessor fund. Performance shown for Class C shares for periods prior to April 1, 1998, reflects the performance of the Class B shares, adjusted to reflect Class C sales charges and expenses. Performance shown for the Administrator Class (formerly named Institutional Class) shares for periods prior to November 8, 1999, reflects the performance of the Class A shares of the Stagecoach Asset Allocation Fund, its predecessor fund, adjusted to reflect Administrator Class expenses.

2 The Asset Allocation Composite Index is weighted 60% in the S&P 500 Index and 40% in the Lehman Brothers 20+ year U.S. Treasury Bond Index. You cannot invest directly in an Index.

3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

4 The Lehman Brothers 20+ Treasury Bond Index is an unmanaged index composed of securities in the U.S. Treasury Index with maturities of 20 years or greater. You cannot invest directly in an Index.

PERFORMANCE HIGHLIGHTS                    WELLS FARGO ADVANTAGE ALLOCATION FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

                                                      Including Sales Charge                   Excluding Sales Charge
                                                ------------------------------------   ------------------------------------
                                                6-Month*   1-Year   5-Year   10-Year   6-Month*   1-Year   5-Year   10-Year
---------------------------------------------------------------------------------------------------------------------------
   Asset Allocation Fund - Class A
      (Incept. Date 11/13/1986)                  (2.17)     1.91     5.38      7.37      3.78       8.13    6.63     8.01
---------------------------------------------------------------------------------------------------------------------------
   Asset Allocation Fund - Class B
      (Incept. Date 01/01/1995)                  (1.61)     2.33     5.50      7.23      3.39       7.33    5.82     7.23
---------------------------------------------------------------------------------------------------------------------------
   Asset Allocation Fund - Class C
      (Incept. Date 04/01/1998)                   2.48      6.42     5.83      7.23      3.48       7.42    5.83     7.23
---------------------------------------------------------------------------------------------------------------------------
   Asset Allocation Fund - Administrator Class
      (Incept. Date 11/08/1999)                                                          3.92      8.43     6.88      8.13
---------------------------------------------------------------------------------------------------------------------------
   Benchmarks
---------------------------------------------------------------------------------------------------------------------------
      Asset Allocation Composite Index 2                                                 4.71       7.24    7.40     9.00
---------------------------------------------------------------------------------------------------------------------------
      S&P 500 Index 3                                                                    4.14      10.78    6.97     8.58
---------------------------------------------------------------------------------------------------------------------------
      Lehman Brothers 20+ Treasury Index 4                                               5.48       1.84    6.82     8.39

*     RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

TEN LARGEST HOLDINGS 5,6 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------
   U.S. Treasury Bond, 6.13%, 11/15/2027                                   4.38%
--------------------------------------------------------------------------------
   U.S. Treasury Bond, 6.25%, 05/15/2030                                   3.58%
--------------------------------------------------------------------------------
   U.S. Treasury Bond, 5.38%, 02/15/2031                                   3.21%
--------------------------------------------------------------------------------
   U.S. Treasury Bond, 6.50%, 11/15/2026                                   2.22%
--------------------------------------------------------------------------------
   U.S. Treasury Bond, 6.13%, 08/15/2029                                   2.22%
--------------------------------------------------------------------------------
   U.S. Treasury Bond, 5.50%, 08/15/2028                                   2.16%
--------------------------------------------------------------------------------
   U.S. Treasury Bond, 5.25%, 02/15/2029                                   2.03%
--------------------------------------------------------------------------------
   U.S. Treasury Bond, 5.25%, 11/15/2028                                   1.98%
--------------------------------------------------------------------------------
   U.S. Treasury Bond, 6.63%, 02/15/2027                                   1.96%
--------------------------------------------------------------------------------
   U.S. Treasury Bond, 6.38%, 08/15/2027                                   1.80%

FUND CHARACTERISTICS 6 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------
   Beta**                                                                  1.09
--------------------------------------------------------------------------------
   Average Coupon of Bond Portfolio                                        5.67%
--------------------------------------------------------------------------------
   Average Maturity of Bond Portfolio                                23.21 years
--------------------------------------------------------------------------------
   Modified Duration of Bond Portfolio                               13.25 years
--------------------------------------------------------------------------------
   Average Credit Quality of Bond Portfolio 7                                AAA
--------------------------------------------------------------------------------
   Portfolio Turnover                                                        11%

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE ASSET ALLOCATION COMPOSITE INDEX BETA IS 1.00 BY DEFINITION.

SECTOR DISTRIBUTION 6 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                                                      6%
Consumer Staples                                                            6%
Energy                                                                      6%
Financials                                                                 13%
Health Care                                                                 8%
Industrials                                                                 7%
Information Technology                                                      9%
Materials                                                                   2%
Telecommunication Services                                                  2%
Utilities                                                                   2%
U.S. Treasury Securities                                                   39%

NEUTRAL ALLOCATION 6 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

   Stocks 60%
   Bonds  40%

EFFECTIVE ALLOCATION 6 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

   Stocks 85%
   Bonds  15%

GROWTH OF $10,000 INVESTMENT 8 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                           WELLS FARGO
            WELLS FARGO     ADVANTAGE
             ADVANTAGE        ASSET
               ASSET        ALLOCATION      Asset      Lehman Brothers
             ALLOCATION       FUND -      Allocation       20+ Year
               FUND -     Administrator   Composite        Treasury      S&P 500
   DATE       Class A         Class         Index           Index         Index
----------  -----------   -------------   ----------   ---------------   -------
 9/30/1996      9,423        10,000         $10,000        $10,000       $10,000
10/31/1996      9,747        10,344         $10,326        $10,419       $10,276
11/30/1996     10,266        10,895         $10,962        $10,791       $11,052
12/31/1996     10,007        10,620         $10,720        $10,509       $10,833
 1/31/1997     10,210        10,835         $11,122        $10,415       $11,510
 2/28/1997     10,234        10,860         $11,179        $10,417       $11,600
 3/31/1997      9,889        10,494         $10,774        $10,131       $11,124
 4/30/1997     10,273        10,902         $11,287        $10,388       $11,787
 5/31/1997     10,619        11,269         $11,780        $10,509       $12,504
 6/30/1997     10,923        11,592         $12,209        $10,728       $13,064
 7/31/1997     11,690        12,406         $13,114        $11,416       $14,103
 8/31/1997     11,174        11,858         $12,495        $11,064       $13,313
 9/30/1997     11,632        12,344         $13,069        $11,392       $14,041
10/31/1997     11,617        12,328         $12,954        $11,811       $13,572
11/30/1997     11,994        12,728         $13,414        $11,996       $14,201
12/31/1997     12,210        12,958         $13,647        $12,209       $14,445
 1/31/1998     12,392        13,151         $13,846        $12,465       $14,604
 2/28/1998     12,982        13,777         $14,456        $12,366       $15,657
 3/31/1998     13,456        14,280         $14,947        $12,390       $16,458
 4/30/1998     13,548        14,377         $15,062        $12,432       $16,626
 5/31/1998     13,483        14,308         $15,005        $12,695       $16,340
 6/30/1998     13,984        14,840         $15,539        $13,029       $17,004
 7/31/1998     13,844        14,691         $15,401        $12,955       $16,823
 8/31/1998     12,501        13,267         $14,219        $13,589       $14,392
 9/30/1998     13,208        14,017         $14,994        $14,089       $15,315
10/31/1998     13,986        14,842         $15,697        $13,849       $16,560
11/30/1998     14,676        15,575         $16,366        $13,977       $17,564
12/31/1998     15,334        16,272         $16,965        $13,945       $18,575
 1/31/1999     15,870        16,842         $17,483        $14,077       $19,352
 2/28/1999     15,298        16,234         $16,803        $13,325       $18,750
 3/31/1999     15,733        16,696         $17,213        $13,266       $19,500
 4/30/1999     16,188        17,178         $17,652        $13,277       $20,254
 5/31/1999     15,852        16,823         $17,283        $13,066       $19,776
 6/30/1999     16,297        17,294         $17,832        $12,906       $20,874
 7/31/1999     15,936        16,911         $17,435        $12,833       $20,222
 8/31/1999     15,846        16,816         $17,350        $12,772       $20,122
 9/30/1999     15,620        16,576         $17,085        $12,865       $19,571
10/31/1999     16,182        17,172         $17,788        $12,866       $20,810
11/30/1999     16,321        17,320         $17,976        $12,768       $21,232
12/31/1999     16,788        17,817         $18,553        $12,542       $22,483
 1/31/2000     16,435        17,434         $18,060        $12,761       $21,354
 2/29/2000     16,555        17,562         $18,062        $13,214       $20,950
 3/31/2000     17,754        18,840         $19,447        $13,708       $22,999
 4/30/2000     17,356        18,418         $18,999        $13,578       $22,307
 5/31/2000     17,064        18,109         $18,713        $13,510       $21,850
 6/30/2000     17,466        18,535         $19,155        $13,804       $22,389
 7/31/2000     17,402        18,467         $19,093        $14,077       $22,040
 8/31/2000     18,216        19,331         $20,027        $14,420       $23,409
 9/30/2000     17,487        18,557         $19,219        $14,174       $22,173
10/31/2000     17,530        18,603         $19,278        $14,410       $22,080
11/30/2000     16,784        17,811         $18,520        $14,899       $20,340
12/31/2000     16,954        17,992         $18,730        $15,248       $20,439
 1/31/2001     17,383        18,446         $19,162        $15,246       $21,165
 2/28/2001     16,245        17,240         $18,145        $15,514       $19,237
 3/31/2001     15,444        16,391         $17,347        $15,390       $18,019
 4/30/2001     16,187        17,178         $18,032        $14,907       $19,418
 5/31/2001     16,296        17,286         $18,121        $14,932       $19,548
 6/30/2001     16,056        17,039         $17,900        $15,086       $19,073
 7/31/2001     16,135        17,123         $18,033        $15,682       $18,886
 8/31/2001     15,562        16,515         $17,451        $16,058       $17,705
 9/30/2001     14,773        15,668         $16,550        $16,095       $16,277
10/31/2001     15,223        16,153         $17,099        $17,053       $16,587
11/30/2001     15,744        16,705         $17,634        $16,149       $17,860
12/31/2001     15,735        16,697         $17,602        $15,800       $18,017
 1/31/2002     15,616        16,571         $17,521        $16,021       $17,754
 2/28/2002     15,448        16,392         $17,369        $16,198       $17,411
 3/31/2002     15,640        16,596         $17,513        $15,449       $18,066
 4/30/2002     15,225        16,164         $17,074        $16,083       $16,971
 5/31/2002     15,149        16,083         $16,993        $16,085       $16,847
 6/30/2002     14,636        15,540         $16,312        $16,369       $15,648
 7/31/2002     13,887        14,745         $15,667        $16,887       $14,429
 8/31/2002     14,032        14,908         $16,020        $17,770       $14,522
 9/30/2002     12,823        13,617         $15,137        $18,557       $12,945
10/31/2002     13,697        14,553         $15,805        $17,865       $14,083
11/30/2002     14,365        15,261         $16,364        $17,720       $14,911
12/31/2002     13,702        14,557         $15,988        $18,487       $14,036
 1/31/2003     13,383        14,229         $15,698        $18,430       $13,670
 2/28/2003     13,228        14,064         $15,719        $19,012       $13,465
 3/31/2003     13,311        14,159         $15,725        $18,695       $13,594
 4/30/2003     14,237        15,142         $16,638        $18,934       $14,714
 5/31/2003     14,963        15,922         $17,580        $20,148       $15,488
 6/30/2003     15,059        16,017         $17,601        $19,735       $15,686
 7/31/2003     15,024        15,990         $17,168        $17,702       $15,962
 8/31/2003     15,310        16,294         $17,516        $18,088       $16,274
 9/30/2003     15,265        16,256         $17,732        $19,081       $16,101
10/31/2003     15,910        16,942         $18,192        $18,491       $17,011
11/30/2003     16,024        17,072         $18,333        $18,599       $17,160
12/31/2003     16,737        17,833         $19,034        $18,820       $18,060
 1/31/2004     17,030        18,146         $19,395        $19,198       $18,392
 2/29/2004     17,253        18,392         $19,717        $19,615       $18,648
 3/31/2004     17,067        18,195         $19,630        $19,915       $18,366
 4/30/2004     16,665        17,768         $19,001        $18,670       $18,078
 5/31/2004     16,826        17,948         $19,142        $18,594       $18,325
 6/30/2004     17,102        18,244         $19,449        $18,774       $18,681
 7/31/2004     16,653        17,766         $19,155        $19,118       $18,063
 8/31/2004     16,796        17,919         $19,483        $19,909       $18,135
 9/30/2004     16,962        18,098         $19,694        $20,126       $18,331
10/31/2004     17,206        18,367         $20,006        $20,468       $18,611
11/30/2004     17,702        18,906         $20,359        $19,961       $19,365
12/31/2004     18,284        19,530         $21,005        $20,512       $20,023
 1/31/2005     18,024        19,253         $20,931        $21,234       $19,535
 2/28/2005     18,294        19,550         $21,121        $20,953       $19,945
 3/31/2005     17,981        19,219         $20,828        $20,811       $19,592
 4/30/2005     17,795        19,020         $20,857        $21,625       $19,220
 5/31/2005     18,355        19,627         $21,511        $22,286       $19,831
 6/30/2005     18,442        19,722         $21,684        $22,739       $19,859
 7/31/2005     18,901        20,223         $21,980        $22,057       $20,597
 8/31/2005     18,845        20,163         $22,107        $22,795       $20,410
 9/30/2005     18,833        20,153         $21,947        $21,979       $20,575
10/31/2005     18,475        19,780         $21,535        $21,500       $20,232
11/30/2005     19,078        20,425         $22,082        $21,649       $20,996
12/31/2005     19,162        20,521         $22,341        $22,272       $21,005
 1/31/2006     19,516        20,910         $22,583        $21,991       $21,561
 2/28/2006     19,612        21,012         $22,731        $22,260       $21,620
 3/31/2006     19,623        21,026         $22,477        $21,222       $21,888
 4/30/2006     19,719        21,129         $22,406        $20,630       $22,181
 5/31/2006     19,228        20,615         $22,029        $20,651       $21,544
 6/30/2006     19,273        20,658         $22,130        $20,847       $21,572
 7/31/2006     19,418        20,823         $22,398        $21,285       $21,706
 8/31/2006     19,892        21,341         $23,002        $21,962       $22,223
 9/30/2006     20,365        21,851         $23,536        $22,386       $22,796

--------------------------------------------------------------------------------

5 The Ten Largest Holdings are calculated based on the market value of the securities divided by total market value of the Fund.

6 Portfolio holdings, sector distribution, portfolio allocations and fund characteristics are subject to change. Cash and cash equivalents are not reflected in the calculations of portfolio holdings, sector distribution, portfolio allocations and fund characteristics.

7 The average credit quality is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

8 The chart compares the performance of the WELLS FARGO ADVANTAGE ASSET ALLOCATION FUND Class A and Administrator Class shares for the most recent ten years with the Asset Allocation Composite Index, the S&P 500 Index and the Lehman Brothers 20+ Treasury Index. The chart assumes a hypothetical $10,000 investment in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

WELLS FARGO ADVANTAGE ALLOCATION FUNDS                    PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE CONSERVATIVE ALLOCATION FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE CONSERVATIVE ALLOCATION FUND (the Fund) seeks to provide a combination of current income and capital appreciation by diversifying investments in bonds, other fixed income investments, and stocks.

ADVISER                                 MASTER PORTFOLIO SUBADVISERS
 Wells Fargo Funds Management, LLC       Artisan Partners Limited Partnership
                                         Cadence Capital Management
SUBADVISER                               Cooke & Bieler, L.P.
 Wells Capital Management Incorporated   Galliard Capital Management, Inc.
                                         LSV Asset Management
FUND MANAGERS                            New Star Institutional Managers Limited
 Thomas C. Biwer, CFA                    Peregrine Capital Management, Inc.
 Galen G. Blomster, CFA                  Smith Asset Management Group, L.P.
 Christian L. Chan, CFA                  SSgA Funds Management
 Gregory T. Genung, CFA                  Systematic Financial Management, L.P.
 Jeffrey P. Mellas                       Wells Capital Management Incorporated
 Andrew Owen, CFA
                                        FUND INCEPTION DATE
                                         04/30/1989

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Administrator Class shares returned 5.14% 1 for the 12-month period that ended September 30, 2006, under-performing its benchmark, the Conservative Allocation Composite Index 2, which returned 5.40%. In addition, the Fund outperformed the Lehman Brothers U.S. Aggregate Bond Index 3, which returned 3.67%, and it underperformed the S&P 500 Index 4, which returned 10.78% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund's emphasis on stocks, which significantly outperformed bonds during the 12-month period, benefited the performance of the portfolio. However, underperformance within the large company growth equity sector hurt the performance of the Fund. The U.S. stock market rallied strongly during the last few months with the Dow briefly breaking above its all-time high set back in January of 2000. International stocks continued to lead all equity classes, but the recent strong performance of domestic large cap stocks enabled them to almost fully catch up with small cap stocks by the end of the period. Value stocks significantly outperformed growth stocks during the period. The U.S. economy has shown a lot of resilience, even with the slowdown in housing, and corporate profits continued to grow at double-digit rates. Despite underperforming stocks, the bond market advanced during the last three months to end the 12-month period with respectable gains. Fixed income investors focused on the fact that the Fed, at least temporarily, halted its rate hiking cycle and oil prices fell sharply late in the period to help bond performance. Also keeping yields low, the bond market ignored higher rates of core consumer inflation and a spike in the price of gold.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      Beginning in February 2006, a small position was initiated in the Strategic Small Cap Value portfolio, managed by multiple managers. The source of funds for this addition was a reduction in the Fund's position in the Small Company Value portfolio. The overall weighting in the small company value category remained constant.

      The Tactical Asset Allocation (TAA) Model, which seeks to enhance portfolio returns by shifting assets between stocks and bonds, maintained a 5% shift toward stocks throughout the 12-month period. Since the shift was originally implemented toward stocks, the Fund has employed a hedged futures overlay transaction, thus keeping the portfolio's underlying assets near their long-term strategic allocation of 20% stocks and 80% bonds. With the shift toward stocks, the portfolio maintained a long position in the S&P 500 Index futures and a short position in the long-term Treasury bond futures. With the futures overlay, the Fund has an effective target allocation of 25% stocks and 75% bonds.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      With stocks significantly outperforming long Treasury bonds, the 5% TAA Model shift toward stocks improved performance of the Fund during the 12-month period. While stocks have outperformed the broad bond market, the TAA Model indicates that stocks remain attractive relative to bonds. As a result, the Fund will keep its overweighted position in stocks until the relative valuation between stocks and bonds returns to a more normal level.

      BALANCED FUNDS MAY INVEST IN STOCKS AND BONDS. STOCKS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. BOND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, GENERAL MARKET AND ECONOMIC CONDITIONS, AND CHANGES IN INTEREST RATES. IN GENERAL, WHEN INTEREST RATES RISE, BOND VALUES FALL AND INVESTORS MAY LOSE PRINCIPAL VALUE. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of September 30, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE CONSERVATIVE ALLOCATION FUND.

1 The Fund's adviser has committed through January 31, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower. (CONTINUED)

PERFORMANCE HIGHLIGHTS                    WELLS FARGO ADVANTAGE ALLOCATION FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

                                                       6-Month*   1-Year   5-Year   10-Year
-------------------------------------------------------------------------------------------
   Conservative Allocation Fund - Administrator Class
      (Incept. Date 11/11/1994)                          2.87      5.14    4.37      6.52
-------------------------------------------------------------------------------------------
   Benchmarks
-------------------------------------------------------------------------------------------
      Conservative Allocation Composite Index 2          3.26      5.40    5.22      6.50
-------------------------------------------------------------------------------------------
      Lehman Brothers U.S. Aggregate Bond Index 3        3.73      3.67    4.81      6.42
-------------------------------------------------------------------------------------------
      S&P 500 Index 4                                    4.14     10.78    6.97      8.58
-------------------------------------------------------------------------------------------

*     RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

TEN LARGEST HOLDINGS 5,6 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------
   U.S. Treasury Bond, 6.25%, 08/15/2023                                   1.36%
--------------------------------------------------------------------------------
   FHLMC, 6.50%, 02/25/2042                                                1.05%
--------------------------------------------------------------------------------
   FNMA, 5.50%, 04/25/2035                                                 0.83%
--------------------------------------------------------------------------------
   GNMA, 6.99%, 08/16/2042                                                 0.79%
--------------------------------------------------------------------------------
   FNMA #725232, 5.00%, 03/01/2034                                         0.77%
--------------------------------------------------------------------------------
   FHLMC, 6.00%, 10/15/2021                                                0.72%
--------------------------------------------------------------------------------
   FNMA #725773, 5.50%, 09/01/2034                                         0.68%
--------------------------------------------------------------------------------
   FNMA, 4.50%, 09/25/2018                                                 0.67%
--------------------------------------------------------------------------------
   FNMA #789463, 4.39%, 06/01/2034                                         0.66%
--------------------------------------------------------------------------------
   U.S. Treasury Bond, 2.38%, 01/15/2025                                   0.64%

DIVERSIFIED EQUITY STYLE CHARACTERISTICS 6 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------
   Beta**                                                                  1.01
--------------------------------------------------------------------------------
   Dividend Yield                                                          1.60%
--------------------------------------------------------------------------------
   Price to Earnings Ratio (trailing 12 months)                           17.78x
--------------------------------------------------------------------------------
   Price to Book Ratio                                                     3.05x
--------------------------------------------------------------------------------
   Median Market Cap ($B)                                               $ 21.42
--------------------------------------------------------------------------------
   5-Year Earnings Growth (historic)                                      17.72%
--------------------------------------------------------------------------------
   Portfolio Turnover                                                       106%
--------------------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE CONSERVATIVE ALLOCATION COMPOSITE INDEX BETA IS 1.00 BY DEFINITION.

DIVERSIFIED BOND STYLE CHARACTERISTICS 6 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------
   Average Credit Quality 7                                                   AA
--------------------------------------------------------------------------------
   Average Maturity                                                   6.29 years
--------------------------------------------------------------------------------
   Duration                                                           5.02 years
--------------------------------------------------------------------------------

NEUTRAL ALLOCATION 6 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

   Stocks 20%
   Bonds  80%

EFFECTIVE ALLOCATION 6 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

   Stocks 25%
   Bonds  75%

GROWTH OF $10,000 INVESTMENT 8 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                 WELLS FARGO
                  ADVANTAGE
                 CONSERVATIVE     Conservative
              ALLOCATION FUND -    Allocation    Lehman Brothers
                Administrator      Composite      U.S. Aggregate
   DATE             Class            Index          Bond Index     S&P 500 Index
----------    -----------------   ------------   ---------------   -------------
 9/30/1996          10,000           $10,000         $10,000          $10,000
10/31/1996          10,108           $10,170         $10,222          $10,276
11/30/1996          10,362           $10,413         $10,397          $11,052
12/31/1996          10,321           $10,343         $10,300          $10,833
 1/31/1997          10,466           $10,460         $10,332          $11,510
 2/28/1997          10,472           $10,493         $10,358          $11,600
 3/31/1997          10,303           $10,358         $10,243          $11,124
 4/30/1997          10,501           $10,548         $10,397          $11,787
 5/31/1997          10,739           $10,763         $10,495          $12,504
 6/30/1997          10,943           $10,944         $10,620          $13,064
 7/31/1997          11,350           $11,273         $10,907          $14,103
 8/31/1997          11,105           $11,125         $10,814          $13,313
 9/30/1997          11,396           $11,358         $10,973          $14,041
10/31/1997          11,448           $11,372         $11,132          $13,572
11/30/1997          11,559           $11,481         $11,184          $14,201
12/31/1997          11,686           $11,600         $11,296          $14,445
 1/31/1998          11,837           $11,729         $11,441          $14,604
 2/28/1998          12,006           $11,898         $11,432          $15,657
 3/31/1998          12,150           $12,046         $11,471          $16,458
 4/30/1998          12,231           $12,118         $11,530          $16,626
 5/31/1998          12,256           $12,143         $11,640          $16,340
 6/30/1998          12,444           $12,288         $11,739          $17,004
 7/31/1998          12,401           $12,279         $11,764          $16,823
 8/31/1998          12,175           $12,046         $11,955          $14,392
 9/30/1998          12,488           $12,353         $12,235          $15,315
10/31/1998          12,658           $12,529         $12,170          $16,560
11/30/1998          12,902           $12,720         $12,240          $17,564
12/31/1998          13,140           $12,900         $12,276          $18,575
 1/31/1999          13,299           $13,036         $12,363          $19,352
 2/28/1999          13,053           $12,825         $12,147          $18,750
 3/31/1999          13,213           $12,975         $12,214          $19,500
 4/30/1999          13,372           $13,135         $12,253          $20,254
 5/31/1999          13,293           $13,022         $12,145          $19,776
 6/30/1999          13,426           $13,139         $12,106          $20,874
 7/31/1999          13,372           $13,067         $12,055          $20,222
 8/31/1999          13,339           $13,049         $12,049          $20,122
 9/30/1999          13,346           $13,099         $12,189          $19,571
10/31/1999          13,492           $13,282         $12,234          $20,810
11/30/1999          13,599           $13,363         $12,233          $21,232
12/31/1999          13,723           $13,516         $12,174          $22,483
 1/31/2000          13,665           $13,385         $12,134          $21,354
 2/29/2000          13,859           $13,517         $12,281          $20,950
 3/31/2000          14,223           $13,826         $12,443          $22,999
 4/30/2000          14,123           $13,721         $12,407          $22,307
 5/31/2000          14,052           $13,665         $12,401          $21,850
 6/30/2000          14,330           $13,925         $12,659          $22,389
 7/31/2000          14,416           $13,956         $12,774          $22,040
 8/31/2000          14,688           $14,249         $12,959          $23,409
 9/30/2000          14,617           $14,191         $13,041          $22,173
10/31/2000          14,724           $14,217         $13,127          $22,080
11/30/2000          14,824           $14,136         $13,342          $20,340
12/31/2000          15,124           $14,369         $13,590          $20,439
 1/31/2001          15,285           $14,631         $13,813          $21,165
 2/28/2001          15,170           $14,453         $13,933          $19,237
 3/31/2001          15,048           $14,325         $14,003          $18,019
   4/30/01          15,300           $14,542         $13,944          $19,418
   5/31/01          15,368           $14,614         $14,028          $19,548
   6/30/01          15,330           $14,596         $14,081          $19,073
   7/31/01          15,468           $14,748         $14,397          $18,886
   8/31/01          15,414           $14,695         $14,562          $17,705
   9/30/01          15,185           $14,554         $14,733          $16,277
10/31/2001          15,429           $14,817         $15,041          $16,587
11/30/2001          15,567           $14,922         $14,833          $17,860
12/31/2001          15,622           $14,922         $14,738          $18,017
 1/31/2002          15,606           $14,936         $14,857          $17,754
 2/28/2002          15,606           $14,974         $15,002          $17,411
 3/31/2002          15,631           $14,970         $14,752          $18,066
 4/30/2002          15,663           $15,026         $15,039          $16,971
 5/31/2002          15,680           $15,076         $15,167          $16,847
 6/30/2002          15,573           $14,966         $15,297          $15,648
 7/31/2002          15,287           $14,820         $15,482          $14,429
 8/31/2002          15,353           $14,973         $15,744          $14,522
 9/30/2002          15,050           $14,809         $15,999          $12,945
10/31/2002          15,304           $15,001         $15,925          $14,083
11/30/2002          15,524           $15,179         $15,920          $14,911
12/31/2002          15,391           $15,203         $16,250          $14,036
 1/31/2003          15,281           $15,129         $16,265          $13,670
 2/28/2003          15,298           $15,195         $16,489          $13,465
 3/31/2003          15,307           $15,212         $16,476          $13,594
 4/30/2003          15,679           $15,545         $16,613          $14,714
 5/31/2003          16,052           $15,900         $16,922          $15,488
 6/30/2003          16,094           $15,938         $16,888          $15,686
 7/31/2003          16,069           $15,719         $16,320          $15,962
 8/31/2003          16,179           $15,854         $16,428          $16,274
 9/30/2003          16,280           $16,080         $16,863          $16,101
10/31/2003          16,500           $16,193         $16,706          $17,011
11/30/2003          16,560           $16,264         $16,746          $17,160
12/31/2003          16,825           $16,533         $16,916          $18,060
 1/31/2004          16,956           $16,679         $17,052          $18,392
 2/29/2004          17,087           $16,836         $17,237          $18,648
 3/31/2004          17,122           $16,880         $17,366          $18,366
 4/30/2004          16,860           $16,558         $16,914          $18,078
 5/31/2004          16,869           $16,564         $16,847          $18,325
 6/30/2004          16,965           $16,686         $16,943          $18,681
 7/31/2004          16,869           $16,660         $17,111          $18,063
 8/31/2004          16,965           $16,858         $17,437          $18,135
 9/30/2004          17,052           $16,942         $17,484          $18,331
10/31/2004          17,166           $17,091         $17,631          $18,611
11/30/2004          17,324           $17,185         $17,490          $19,365
12/31/2004          17,538           $17,403         $17,651          $20,023
 1/31/2005          17,465           $17,378         $17,762          $19,535
 2/28/2005          17,510           $17,407         $17,658          $19,945
 3/31/2005          17,411           $17,300         $17,567          $19,592
 4/30/2005          17,393           $17,362         $17,805          $19,220
 5/31/2005          17,628           $17,592         $17,997          $19,831
 6/30/2005          17,728           $17,681         $18,096          $19,859
 7/31/2005          17,827           $17,734         $17,931          $20,597
 8/31/2005          17,917           $17,861         $18,161          $20,410
 9/30/2005          17,890           $17,811         $17,974          $20,575
10/31/2005          17,764           $17,669         $17,832          $20,232
11/30/2005          17,972           $17,856         $17,910          $20,996
12/31/2005          18,077           $17,993         $18,080          $21,005
 1/31/2006          18,230           $18,144         $18,082          $21,561
 2/28/2006          18,268           $18,193         $18,142          $21,620
 3/31/2006          18,287           $18,181         $17,964          $21,888
 4/30/2006          18,344           $18,238         $17,932          $22,181
 5/31/2006          18,201           $18,119         $17,912          $21,544
 6/30/2006          18,210           $18,157         $17,950          $21,572
 7/31/2006          18,325           $18,322         $18,192          $21,706
 8/31/2006          18,611           $18,590         $18,470          $22,223
 9/30/2006          18,811           $18,773         $18,633          $22,796

--------------------------------------------------------------------------------

      The Fund is a gateway blended Fund that invests all of its assets in two or more master portfolios of the Master Trust in varying proportions. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolios in which it invests.

      Performance shown for the Administrator Class (formerly named Institutional Class) shares for periods prior to November 8, 1999, reflects the performance of the Institutional Class shares of Norwest Advantage Strategic Income Fund, its predecessor fund.

2 The Conservative Allocation Composite Index is weighted 5% in the S&P 500 Index, 55% in the Lehman Brothers U.S. Aggregate Bond Index, 25% in the Lehman Brothers 9-12 Month U.S. Treasury Bond Index, 5% in the Russell 1000(R) Value Index, 5% in the Russell 1000(R) Growth, 3% in the Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index, and 2% in the Russell 2000(R) Index. The LEHMAN BROTHERS 9-12 MONTH U.S. TREASURY BOND INDEX is an unmanaged index that includes aged U.S. Treasury bills, notes and bonds with a remaining maturity from 1 up to (but not including) 12 months. It excludes zero coupon strips. The RUSSELL 1000(R) VALUE INDEX measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The RUSSELL 1000(R) GROWTH INDEX measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The MSCI EAFE INDEX is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. The RUSSELL 2000(R) INDEX measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. You cannot invest directly in an Index.

3 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers Government/Corporate Index and the Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities. You cannot invest directly in an Index.

4 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

5 The Ten Largest Holdings are calculated based on the market value of the Master Trust portfolio securities allocable to the Fund divided by the total market value of the portfolio of investments of the Fund. See Notes to the Financial Statements for a discussion of the Master Trust.

6 Portfolio holdings, style characteristics and portfolio allocations are subject to change. Cash and cash equivalents are not reflected in the calculations of portfolio holdings, style characteristics and portfolio allocations.

7 The average credit quality is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

8 The chart compares the performance of the WELLS FARGO ADVANTAGE CONSERVATIVE ALLOCATION FUND Administrator Class shares for the most recent ten years with, the Conservative Allocation Composite Index, the Lehman Brothers U.S. Aggregate Bond Index and the S&P 500 Index. The chart assumes a hypothetical $10,000 investment in Administrator Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE ALLOCATION FUNDS                    PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE GROWTH BALANCED FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE GROWTH BALANCED FUND (the Fund) seeks to provide a combination of current income and capital appreciation by diversifying investments in stocks and bonds.

ADVISER                                 MASTER PORTFOLIO SUBADVISERS
 Wells Fargo Funds Management, LLC       Artisan Partners Limited Partnership
                                         Cadence Capital Management
SUBADVISER                               Cooke & Bieler, L.P.
 Wells Capital Management Incorporated   Galliard Capital Management, Inc.
                                         LSV Asset Management
FUND MANAGERS                            New Star Institutional Managers Limited
 Thomas C. Biwer, CFA                    Peregrine Capital Management, Inc.
 Galen G. Blomster, CFA                  Smith Asset Management Group, L.P.
 Christian L. Chan, CFA                  SSgA Funds Management
 Gregory T. Genung, CFA                  Systematic Financial Management, L.P.
 Jeffrey P. Mellas                       Wells Capital Management Incorporated
 Andrew Owen, CFA
                                        FUND INCEPTION DATE
                                         04/30/1989

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 8.13% 1 (excluding sales charge) for the 12-month period that ended September 30, 2006, underperforming its benchmark, the Growth Balanced Composite Index 2, which returned 8.91%. In addition, the Fund under-performed the S&P 500 Index, which returned 10.78%, and it outperformed the Lehman Brothers U.S. Aggregate Bond Index, which returned 3.67% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund's emphasis on stocks, which significantly outperformed bonds during the 12-month period, benefited the performance of the portfolio. However, underperformance within the large company growth equity sector hurt the performance of the Fund. The U.S. stock market rallied strongly during the last few months with the Dow briefly breaking above its all-time high set back in January of 2000. International stocks continued to lead all equity classes, but the recent strong performance of domestic large cap stocks enabled them to almost fully catch up with small cap stocks by the end of the period. Value stocks significantly outperformed growth stocks during the period. The U.S. economy has shown a lot of resilience, even with the slowdown in housing, and corporate profits continued to grow at double-digit rates. Despite underperforming stocks, the bond market advanced during the last three months to end the 12-month period with respectable gains. Fixed income investors focused on the fact that the Fed, at least temporarily, halted its rate hiking cycle and oil prices fell sharply late in the period to help bond performance. Also keeping yields low, the bond market ignored higher rates of core consumer inflation and a spike in the price of gold.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      Beginning in February 2006, a small position was initiated in the Strategic Small Cap Value portfolio, managed by multiple managers. The source of funds for this addition was a reduction in the Fund's position in the Small Company Value portfolio. The overall weighting in the small company value category remained constant.

      The Tactical Asset Allocation (TAA) Model, which seeks to enhance portfolio returns by shifting assets between stocks and bonds, maintained a 15% shift toward stocks throughout the 12-month period. Since the shift was originally implemented toward stocks, the Fund has employed a hedged futures overlay transaction, thus keeping the portfolio's underlying assets near their long-term strategic allocation of 65% stocks and 35% bonds. With the shift toward stocks, the portfolio maintained a long position in the S&P 500 Index futures and was short in the long-term Treasury bond futures. With the futures overlay, the Fund has an effective target allocation of 80% stocks and 20% bonds during the period.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      With stocks significantly outperforming long Treasury bonds, the 15% TAA Model shift toward stocks improved performance of the Fund during the 12-month period. While stocks have outperformed the broad bond market, the TAA Model indicates that stocks remain attractive relative to bonds. As a result, the Fund will keep its overweighted position in stocks until the relative valuation between stocks and bonds returns to a more normal level.

      BALANCED FUNDS MAY INVEST IN STOCKS AND BONDS. STOCKS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. BOND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, GENERAL MARKET AND ECONOMIC CONDITIONS, AND CHANGES IN INTEREST RATES. IN GENERAL, WHEN INTEREST RATES RISE, BOND VALUES FALL AND INVESTORS MAY LOSE PRINCIPAL VALUE. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO SMALL COMPANY SECURITIES RISK AND FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of September 30, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE GROWTH BALANCED FUND.

1 The Fund's adviser has committed through January 31, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower. (CONTINUED)

PERFORMANCE HIGHLIGHTS                    WELLS FARGO ADVANTAGE ALLOCATION FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

                                                         Including Sales Charge            Excluding Sales Charge
                                                   ---------------------------------  ---------------------------------
                                                   6-Month*  1-Year  5-Year  10-Year  6-Month*  1-Year  5-Year  10-Year
-----------------------------------------------------------------------------------------------------------------------
   Growth Balanced Fund - Class A
      (Incept. Date 10/14/1998)                     (4.00)    1.92    4.99     7.75     1.85      8.13   6.24     8.39
-----------------------------------------------------------------------------------------------------------------------
   Growth Balanced Fund - Class B
      (Incept. Date 10/01/1998)                     (3.56)    2.30    5.11     7.59     1.44      7.30   5.44     7.59
-----------------------------------------------------------------------------------------------------------------------
   Growth Balanced Fund - Class C
      (Incept. Date 10/01/1998)                      0.47     6.29    5.43     7.60     1.47      7.29   5.43     7.60
-----------------------------------------------------------------------------------------------------------------------
   Growth Balanced Fund - Administrator Class
      (Incept. 11/11/1994)                                                              1.98      8.40   6.49     8.59
-----------------------------------------------------------------------------------------------------------------------
   Benchmarks
-----------------------------------------------------------------------------------------------------------------------
      Growth Balanced Composite Index 2                                                 3.23      8.91   7.84     8.08
-----------------------------------------------------------------------------------------------------------------------
      S&P 500 Index 3                                                                   4.14     10.78   6.97     8.58
-----------------------------------------------------------------------------------------------------------------------
      Lehman Brothers U.S. Aggregate Bond Index 4                                       3.73      3.67   4.81     6.42

*     RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

TEN LARGEST HOLDINGS 5,6 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------
   Microsoft Corporation                                                   1.45%
--------------------------------------------------------------------------------
   Goldman Sachs Group Incorporated                                        1.21%
--------------------------------------------------------------------------------
   Exxon Mobil Corporation                                                 1.11%
--------------------------------------------------------------------------------
   American International Group Incorporated                               0.96%
--------------------------------------------------------------------------------
   Bank of America Corporation                                             0.91%
--------------------------------------------------------------------------------
   Cisco Systems Incorporated                                              0.89%
--------------------------------------------------------------------------------
   U.S. Treasury Bond, 6.25%, 08/15/2023                                   0.85%
--------------------------------------------------------------------------------
   General Electric Company                                                0.83%
--------------------------------------------------------------------------------
   Medtronic Incorporated                                                  0.80%
--------------------------------------------------------------------------------
   U.S. Treasury Bill, 4.82%, 11/09/2006                                   0.73%

DIVERSIFIED EQUITY STYLE CHARACTERISTICS 6 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

   Beta**                                                                   1.01
--------------------------------------------------------------------------------
   Dividend Yield                                                          1.60%
--------------------------------------------------------------------------------
   Price to Earnings Ratio (trailing 12 months)                           17.78x
--------------------------------------------------------------------------------
   Price to Book Ratio                                                     3.05x
--------------------------------------------------------------------------------
   Median Market Cap ($B)                                               $  21.42
--------------------------------------------------------------------------------
   5-Year Earnings Growth (historic)                                      17.72%
--------------------------------------------------------------------------------
   Portfolio Turnover                                                        80%
--------------------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE GROWTH BALANCED COMPOSITE INDEX BETA IS 1.00 BY DEFINITION.

DIVERSIFIED BOND STYLE CHARACTERISTICS 6 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------
   Average Credit Quality 7                                                   AA
--------------------------------------------------------------------------------
   Average Maturity                                                   6.29 years
--------------------------------------------------------------------------------
   Duration                                                           5.02 years
--------------------------------------------------------------------------------

NEUTRAL ALLOCATION 6 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

   Stocks 65%
   Bonds  35%

EFFECTIVE ALLOCATION 6 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

   Stocks 80%
   Bonds  20%

GROWTH OF $10,000 INVESTMENT 8 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

            WELLS FARGO     WELLS FARGO
             ADVANTAGE       ADVANTAGE
              GROWTH          GROWTH         Growth
             BALANCED     BALANCED FUND -    Balanced   Lehman Brothers
               FUND -      Administrator    Composite    U.S. Aggregate  S&P 500
   DATE       Class A          Class          Index        Bond Index     Index
----------  -----------   ---------------   ---------   ---------------  -------
 9/30/1996      9,425         10,000         $10,000        $10,000      $10,000
10/31/1996      9,491         10,090         $10,175        $10,222      $10,276
11/30/1996      9,944         10,549         $10,672        $10,397      $11,052
12/31/1996      9,857         10,459         $10,551        $10,300      $10,833
 1/31/1997     10,186         10,807         $10,851        $10,332      $11,510
 2/28/1997     10,186         10,807         $10,888        $10,358      $11,600
 3/31/1997      9,866         10,468         $10,584        $10,243      $11,124
 4/30/1997     10,194         10,816         $10,936        $10,397      $11,787
 5/31/1997     10,695         11,348         $11,457        $10,495      $12,504
 6/30/1997     11,080         11,756         $11,835        $10,620      $13,064
 7/31/1997     11,710         12,424         $12,469        $10,907      $14,103
 8/31/1997     11,248         11,934         $12,056        $10,814      $13,313
 9/30/1997     11,753         12,470         $12,563        $10,973      $14,041
10/31/1997     11,524         12,227         $12,296        $11,132      $13,572
11/30/1997     11,732         12,461         $12,564        $11,184      $14,201
12/31/1997     11,906         12,632         $12,751        $11,296      $14,445
 1/31/1998     12,063         12,799         $12,908        $11,441      $14,604
 2/28/1998     12,599         13,368         $13,497        $11,432      $15,657
 3/31/1998     12,974         13,766         $13,924        $11,471      $16,458
 4/30/1998     13,118         13,918         $14,034        $11,530      $16,626
 5/31/1998     12,984         13,776         $13,888        $11,640      $16,340
 6/30/1998     13,317         14,129         $14,200        $11,739      $17,004
 7/31/1998     13,155         13,957         $14,069        $11,764      $16,823
 8/31/1998     11,979         12,710         $12,788        $11,955      $14,392
 9/30/1998     12,475         13,236         $13,332        $12,235      $15,315
10/31/1998     13,211         14,016         $13,996        $12,170      $16,560
11/30/1998     13,902         14,753         $14,558        $12,240      $17,564
12/31/1998     14,569         15,467         $15,118        $12,276      $18,575
 1/31/1999     14,937         15,861         $15,431        $12,363      $19,352
 2/28/1999     14,537         15,441         $14,992        $12,147      $18,750
 3/31/1999     14,900         15,825         $15,373        $12,214      $19,500
 4/30/1999     15,282         16,234         $15,874        $12,253      $20,254
 5/31/1999     15,084         16,032         $15,592        $12,145      $19,776
 6/30/1999     15,627         16,607         $16,071        $12,106      $20,874
 7/31/1999     15,397         16,364         $15,825        $12,055      $20,222
 8/31/1999     15,273         16,239         $15,723        $12,049      $20,122
 9/30/1999     15,043         15,996         $15,590        $12,189      $19,571
10/31/1999     15,531         16,519         $16,168        $12,234      $20,810
11/30/1999     15,876         16,887         $16,460        $12,233      $21,232
12/31/1999     16,334         17,382         $17,146        $12,174      $22,483
 1/31/2000     16,067         17,097         $16,641        $12,134      $21,354
 2/29/2000     16,295         17,343         $16,814        $12,281      $20,950
 3/31/2000     17,140         18,244         $17,679        $12,443      $22,999
 4/30/2000     16,898         17,992         $17,244        $12,407      $22,307
 5/31/2000     16,670         17,751         $16,966        $12,401      $21,850
 6/30/2000     17,090         18,205         $17,402        $12,659      $22,389
 7/31/2000     17,071         18,182         $17,223        $12,774      $22,040
 8/31/2000     17,664         18,820         $17,993        $12,959      $23,409
 9/30/2000     17,278         18,417         $17,509        $13,041      $22,173
10/31/2000     17,407         18,552         $17,381        $13,127      $22,080
11/30/2000     17,110         18,238         $16,558        $13,342      $20,340
12/31/2000     17,575         18,741         $16,878        $13,590      $20,439
 1/31/2001     17,810         18,990         $17,328        $13,813      $21,165
 2/28/2001     16,982         18,113         $16,367        $13,933      $19,237
 3/31/2001     16,336         17,425         $15,686        $14,003      $18,019
 4/30/2001     17,383         18,546         $16,494        $13,944      $19,418
 5/31/2001     17,436         18,613         $16,537        $14,028      $19,548
 6/30/2001     17,158         18,314         $16,343        $14,081      $19,073
 7/31/2001     17,089         18,247         $16,287        $14,397      $18,886
 8/31/2001     16,613         17,741         $15,789        $14,562      $17,705
 9/30/2001     15,588         16,651         $14,916        $14,733      $16,277
10/31/2001     15,887         16,974         $15,272        $15,041      $16,587
11/30/2001     16,811         17,961         $15,903        $14,833      $17,860
12/31/2001     17,021         18,189         $16,019        $14,738      $18,017
 1/31/2002     16,815         17,965         $15,867        $14,857      $17,754
 2/28/2002     16,563         17,702         $15,750        $15,002      $17,411
 3/31/2002     17,122         18,304         $16,130        $14,752      $18,066
 4/30/2002     16,770         17,933         $15,797        $15,039      $16,971
 5/31/2002     16,658         17,818         $15,749        $15,167      $16,847
 6/30/2002     16,077         17,196         $15,119        $15,297      $15,648
 7/31/2002     14,870         15,908         $14,334        $15,482      $14,429
 8/31/2002     14,848         15,889         $14,453        $15,744      $14,522
 9/30/2002     13,562         14,512         $13,557        $15,999      $12,945
10/31/2002     14,367         15,383         $14,193        $15,925      $14,083
11/30/2002     15,049         16,113         $14,743        $15,920      $14,911
12/31/2002     14,312         15,326         $14,338        $16,250      $14,036
 1/31/2003     13,949         14,941         $14,084        $16,265      $13,670
 2/28/2003     13,705         14,680         $13,987        $16,489      $13,465
 3/31/2003     13,779         14,764         $14,036        $16,476      $13,594
 4/30/2003     14,681         15,737         $14,855        $16,613      $14,714
 5/31/2003     15,322         16,423         $15,547        $16,922      $15,488
 6/30/2003     15,521         16,639         $15,689        $16,888      $15,686
 7/31/2003     15,974         17,128         $15,752        $16,320      $15,962
 8/31/2003     16,201         17,376         $16,026        $16,428      $16,274
 9/30/2003     16,037         17,200         $16,123        $16,863      $16,101
10/31/2003     16,848         18,075         $16,712        $16,706      $17,011
11/30/2003     16,990         18,232         $16,889        $16,746      $17,160
12/31/2003     17,637         18,934         $17,508        $16,916      $18,060
 1/31/2004     17,851         19,168         $17,792        $17,052      $18,392
 2/29/2004     18,042         19,375         $18,030        $17,237      $18,648
 3/31/2004     17,926         19,254         $17,974        $17,366      $18,366
 4/30/2004     17,626         18,934         $17,560        $16,914      $18,078
 5/31/2004     17,759         19,088         $17,681        $16,847      $18,325
 6/30/2004     17,990         19,341         $17,961        $16,943      $18,681
 7/31/2004     17,441         18,754         $17,585        $17,111      $18,063
 8/31/2004     17,423         18,734         $17,743        $17,437      $18,135
 9/30/2004     17,643         18,974         $17,962        $17,484      $18,331
10/31/2004     17,840         19,188         $18,236        $17,631      $18,611
11/30/2004     18,545         19,949         $18,781        $17,490      $19,365
12/31/2004     19,015         20,462         $19,284        $17,651      $20,023
 1/31/2005     18,584         20,004         $19,003        $17,762      $19,535
 2/28/2005     18,903         20,353         $19,265        $17,658      $19,945
 3/31/2005     18,608         20,038         $18,992        $17,567      $19,592
 4/30/2005     18,219         19,621         $18,795        $17,805      $19,220
 5/31/2005     18,702         20,147         $19,265        $17,997      $19,831
 6/30/2005     18,814         20,271         $19,402        $18,096      $19,859
 7/31/2005     19,451         20,961         $19,841        $17,931      $20,597
 8/31/2005     19,357         20,866         $19,870        $18,161      $20,410
 9/30/2005     19,510         21,036         $19,975        $17,974      $20,575
10/31/2005     19,245         20,756         $19,655        $17,832      $20,232
11/30/2005     19,828         21,385         $20,157        $17,910      $20,996
12/31/2005     19,876         21,442         $20,320        $18,080      $21,005
 1/31/2006     20,392         22,001         $20,834        $18,082      $21,561
 2/28/2006     20,411         22,031         $20,875        $18,142      $21,620
 3/31/2006     20,713         22,362         $21,074        $17,964      $21,888
 4/30/2006     20,958         22,627         $21,287        $17,932      $22,181
 5/31/2006     20,360         21,986         $20,817        $17,912      $21,544
 6/30/2006     20,291         21,920         $20,854        $17,950      $21,572
 7/31/2006     20,253         21,883         $20,967        $18,192      $21,706
 8/31/2006     20,719         22,391         $21,420        $18,470      $22,223
 9/30/2006     21,097         22,803         $21,756        $18,633      $22,796

--------------------------------------------------------------------------------

      The Fund is a gateway blended Fund that invests all of its assets in two or more master portfolios of the Master Trust in varying proportions. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolios in which it invests.

      Performance shown for Class A, Class B, Class C and Administrator Class (formerly named Institutional) shares of the WELLS FARGO ADVANTAGE GROWTH BALANCED FUND for periods prior to November 8, 1999, reflects the performance of the Class A, Class B, Class C and Institutional Class shares of the Norwest Advantage Growth Balanced Fund, its predecessor fund. Performance shown for the Class A shares for periods prior to October 14, 1998, reflects the performance of the Administrator Class shares of the Fund, adjusted to reflect Class A sales charges and expenses. Performance shown for the Class B and Class C shares of the Fund for periods prior to October 1, 1998, reflects the performance of the Administrator Class shares of the Fund adjusted to reflect Class B and Class C sales charges and expenses, respectively.

2 The Growth Balanced Allocation Composite Index is weighted 16.25% in the S&P 500 Index, 35% in the Lehman Brothers U.S. Aggregate Bond Index, 16.25% in the Russell 1000(R) Value Index, 16.25% in the Russell 1000(R) Growth, 9.75% in the Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index, and 6.50% in the Russell 2000(R) Index. THE RUSSELL 1000(R) VALUE INDEX measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The RUSSELL 1000(R) GROWTH INDEX measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The MSCI EAFE INDEX is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. THE RUSSELL 2000(R) INDEX measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. You cannot invest directly in an Index.

3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

4 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers Government/Corporate Index and the Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities. You cannot invest directly in an Index.

5 The Ten Largest Holdings are calculated based on the market value of the Master Trust portfolio securities allocable to the Fund divided by the total market value of the portfolio of investments of the Fund. See Notes to the Financial Statements for a discussion of the Master Trust.

6 Portfolio holdings, style characteristics and portfolio allocations are subject to change. Cash and cash equivalents are not reflected in the calculations of portfolio holdings, style characteristics and portfolio allocations.

7 The average credit quality is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

8 The chart compares the performance of the WELLS FARGO ADVANTAGE GROWTH BALANCED FUND Class A and Administrator Class shares for the most recent ten years with the Growth Balanced Composite Index, the S&P 500 Index and the Lehman Brothers U.S. Aggregate Bond Index. The chart assumes a hypothetical $10,000 investment in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

WELLS FARGO ADVANTAGE ALLOCATION FUNDS                    PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE MODERATE BALANCED FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE MODERATE BALANCED FUND (the Fund) seeks to provide a combination of current income and capital appreciation by diversifying investments in stocks, bonds and other fixed income securities.

ADVISER                                 MASTER PORTFOLIO SUBADVISERS
 Wells Fargo Funds Management, LLC       Artisan Partners Limited Partnership
                                         Cadence Capital Management
SUBADVISER                               Cooke & Bieler, L.P.
 Wells Capital Management Incorporated   Galliard Capital Management, Inc
                                         LSV Asset Management
FUND MANAGERS                            New Star Institutional Managers Limited
 Thomas C. Biwer, CFA                    Peregrine Capital Management, Inc.
 Galen G. Blomster, CFA                  Smith Asset Management Group, L.P.
 Christian L. Chan, CFA                  SSgA Funds Management
 Gregory T. Genung, CFA                  Systematic Financial Management, L.P.
 Jeffrey P. Mellas                       Wells Capital Management Incorporated
 Andrew Owen, CFA
                                        FUND INCEPTION DATE
                                         04/30/1989

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 6.39% 1 (excluding sales charge) for the 12-month period that ended September 30, 2006, underperforming its benchmark, the Moderate Balanced Composite Index 2, which returned 6.97%. In addition, the Fund underperformed the S&P 500 Index 3, which returned 10.78%, and it outperformed the Lehman Brothers U.S. Aggregate Bond Index 4, which returned 3.67% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund's emphasis on stocks, which significantly outperformed bonds during the 12-month period, benefited the performance of the portfolio. However, underperformance within the large company growth equity sector hurt the performance of the Fund. The U.S. stock market rallied strongly during the last few months with the Dow briefly breaking above its all-time high set back in January of 2000. International stocks continued to lead all equity classes, but the recent strong performance of domestic large cap stocks enabled them to almost fully catch up with small cap stocks by the end of the period. Value stocks significantly outperformed growth stocks during the period. The U.S. economy has shown a lot of resilience, even with the slowdown in housing, and corporate profits continued to grow at double-digit rates. Despite underperforming stocks, the bond market advanced during the last three months to end the 12-month period with respectable gains. Fixed income investors focused on the fact that the Fed, at least temporarily, halted its rate hiking cycle and oil prices fell sharply late in the period to help bond performance. Also keeping yields low, the bond market ignored higher rates of core consumer inflation and a spike in the price of gold.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      Beginning in February 2006, a small position was initiated in the Strategic Small Cap Value portfolio, managed by multiple managers. The source of funds for this addition was a reduction in the Fund's position in the Small Company Value portfolio. The overall weighting in the small company value category remained constant.

      The Tactical Asset Allocation (TAA) Model, which seeks to enhance portfolio returns by shifting assets between stocks and bonds, maintained a 10% shift toward stocks throughout the 12-month period. Since the shift was originally implemented toward stocks, the Fund has employed a hedged futures overlay transaction, thus keeping the portfolio's underlying assets near their long-term strategic allocation of 40% stocks and 60% bonds. With the shift toward stocks, the portfolio maintained a long position in the S&P 500 Index futures and was short in the long-term Treasury bond futures. With the futures overlay, the Fund has an effective target allocation of 50% stocks and 50% bonds during the period.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      With stocks significantly outperforming long Treasury bonds, the 10% TAA Model shift toward stocks improved performance of the Fund during the 12-month period. While stocks have outperformed the broad bond market, the TAA Model indicates that stocks remain attractive relative to bonds. As a result, the Fund will keep its overweighted position in stocks until the relative valuation between stocks and bonds returns to a more normal level.

      BALANCED FUNDS MAY INVEST IN STOCKS AND BONDS. STOCKS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. BOND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, GENERAL MARKET AND ECONOMIC CONDITIONS, AND CHANGES IN INTEREST RATES. IN GENERAL, WHEN INTEREST RATES RISE, BOND VALUES FALL AND INVESTORS MAY LOSE PRINCIPAL VALUE. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO FOREIGN INVESTMENT RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of September 30, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE MODERATE BALANCED FUND.

1 The Fund's adviser has committed through January 31, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      The Fund is a gateway blended Fund that invests all of its assets in two or more master portfolios of the Master Trust in varying proportions. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolios in which it invests.

      Performance shown for Class A, Class B and Class C shares of the WELLS FARGO ADVANTAGE MODERATE BALANCED FUND for periods prior to January 30, 2004, reflects the performance of the Institutional Class shares of the Fund, adjusted to reflect applicable sales charges and expenses. Performance shown for the Administrator Class (formerly Institutional Class) shares for periods prior to November 8, 1999, reflects the performance of the Institutional Class shares of the Norwest Advantage Moderate Balanced Fund, its predecessor fund.

PERFORMANCE HIGHLIGHTS                    WELLS FARGO ADVANTAGE ALLOCATION FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

                                                            Including Sales Charge                 Excluding Sales Charge
                                                     ------------------------------------   ------------------------------------
                                                     6-Month*   1-Year   5-Year   10-Year   6-Month*   1-Year   5-Year   10-Year
--------------------------------------------------------------------------------------------------------------------------------
   Moderate Balanced Fund - Class A
      (Incept. Date 01/30/2004)                       (3.56)     0.32     3.94      6.61      2.33       6.39    5.17      7.24
--------------------------------------------------------------------------------------------------------------------------------
   Moderate Balanced Fund - Class B
      (Incept. Date 01/30/2004)                       (3.08)     0.60     4.05      6.44      1.92       5.60    4.38      6.44
--------------------------------------------------------------------------------------------------------------------------------
   Moderate Balanced Fund - Class C
      (Incept. Date 01/30/2004)                        0.92      4.58     4.38      6.44      1.92       5.58    4.38      6.44
--------------------------------------------------------------------------------------------------------------------------------
   Moderate Balanced Fund - Administrator Class
     (Incept. Date 11/11/1994)                                                                2.46       6.68    5.43      7.50
--------------------------------------------------------------------------------------------------------------------------------
   Benchmarks
--------------------------------------------------------------------------------------------------------------------------------
      Moderate Balanced Composite Index 2                                                     3.24       6.97    6.40      7.24
--------------------------------------------------------------------------------------------------------------------------------
      S&P 500 Index 3                                                                         4.14      10.78    6.97      8.58
--------------------------------------------------------------------------------------------------------------------------------
      Lehman Brothers U.S. Aggregate Bond Index 4                                             3.73       3.67    4.81      6.42

*     RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

TEN LARGEST HOLDINGS 5,6 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------
   U.S. Treasury Bond, 6.25%, 08/15/2023                                   1.10%
--------------------------------------------------------------------------------
   Microsoft Corporation                                                   0.89%
--------------------------------------------------------------------------------
   FHLMC, 6.50%, 02/25/2042                                                0.86%
--------------------------------------------------------------------------------
   Goldman Sachs Group Incorporated                                        0.74%
--------------------------------------------------------------------------------
   Exxon Mobil Corporation                                                 0.69%
--------------------------------------------------------------------------------
   FNMA, 5.50%, 04/25/2035                                                 0.67%
--------------------------------------------------------------------------------
   GNMA, 6.99%, 08/16/2042                                                 0.64%
--------------------------------------------------------------------------------
   FNMA #725232, 5.00%, 03/01/2034                                         0.62%
--------------------------------------------------------------------------------
   American International Group Incorporated                               0.59%
--------------------------------------------------------------------------------
   FHLMC, 6.00%, 10/15/2021                                                0.59%

DIVERSIFIED EQUITY STYLE CHARACTERISTICS 6 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------
   Beta**                                                                  1.01
--------------------------------------------------------------------------------
   Dividend Yield                                                          1.60%
--------------------------------------------------------------------------------
   Price to Earnings Ratio (trailing 12 months)                           17.78x
--------------------------------------------------------------------------------
   Price to Book Ratio                                                     3.05x
--------------------------------------------------------------------------------
   Median Market Cap ($B)                                               $ 21.42
--------------------------------------------------------------------------------
   5-Year Earnings Growth (historic)                                      17.72%
--------------------------------------------------------------------------------
   Portfolio Turnover                                                        93%
--------------------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE MODERATE BALANCED COMPOSITE INDEX BETA IS 1.00 BY DEFINITION.

DIVERSIFIED BOND STYLE CHARACTERISTICS 6 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------
   Average Credit Quality 7                                                   AA
--------------------------------------------------------------------------------
   Average Maturity                                                   6.29 years
--------------------------------------------------------------------------------
   Duration                                                           5.02 years
--------------------------------------------------------------------------------

NEUTRAL ALLOCATION 6 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

   Stocks (40%)
   Bonds  (60%)

EFFECTIVE ALLOCATION 6 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

   Stocks (50%)
   Bonds  (50%)

GROWTH OF $10,000 INVESTMENT 8 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                              WELLS FARGO
             WELLS FARGO       ADVANTAGE
              ADVANTAGE         MODERATE      Moderate
               MODERATE     BALANCED FUND -   Balance   Lehman Brothers
           BALANCED FUND -   Administrator   Composite   U.S. Aggregate  S&P 500
   DATE        Class A           Class         Index       Bond Index     Index
---------- ---------------  ---------------  ---------  ---------------  -------
 9/30/1996      9,425           10,000        $10,000       $10,000      $10,000
10/31/1996      9,519           10,101        $10,171       $10,222      $10,276
11/30/1996      9,826           10,430        $10,525       $10,397      $11,052
12/31/1996      9,769           10,372        $10,434       $10,300      $10,833
 1/31/1997      9,988           10,606        $10,632       $10,332      $11,510
 2/28/1997      9,995           10,616        $10,667       $10,358      $11,600
 3/31/1997      9,778           10,387        $10,460       $10,243      $11,124
 4/30/1997     10,015           10,641        $10,720       $10,397      $11,787
 5/31/1997     10,329           10,977        $11,068       $10,495      $12,504
 6/30/1997     10,585           11,252        $11,333       $10,620      $13,064
 7/31/1997     11,061           11,760        $11,790       $10,907      $14,103
 8/31/1997     10,738           11,419        $11,531       $10,814      $13,313
 9/30/1997     11,099           11,806        $11,880       $10,973      $14,041
10/31/1997     11,020           11,724        $11,775       $11,132      $13,572
11/30/1997     11,166           11,882        $11,952       $11,184      $14,201
12/31/1997     11,305           12,032        $12,099       $11,296      $14,445
 1/31/1998     11,449           12,188        $12,238       $11,441      $14,604
 2/28/1998     11,773           12,535        $12,585       $11,432      $15,657
 3/31/1998     12,008           12,786        $12,850       $11,471      $16,458
 4/30/1998     12,110           12,898        $12,937       $11,530      $16,626
 5/31/1998     12,060           12,848        $12,892       $11,640      $16,340
 6/30/1998     12,300           13,105        $13,105       $11,739      $17,004
 7/31/1998     12,203           13,005        $13,046       $11,764      $16,823
 8/31/1998     11,577           12,339        $12,380       $11,955      $14,392
 9/30/1998     11,957           12,747        $12,787       $12,235      $15,315
10/31/1998     12,343           13,161        $13,173       $12,170      $16,560
11/30/1998     12,749           13,597        $13,519       $12,240      $17,564
12/31/1998     13,167           14,046        $13,856       $12,276      $18,575
 1/31/1999     13,416           14,315        $14,064       $12,363      $19,352
 2/28/1999     13,112           13,993        $13,763       $12,147      $18,750
 3/31/1999     13,355           14,255        $14,008       $12,214      $19,500
 4/30/1999     13,609           14,529        $14,307       $12,253      $20,254
 5/31/1999     13,478           14,392        $14,127       $12,145      $19,776
 6/30/1999     13,760           14,696        $14,392       $12,106      $20,874
 7/31/1999     13,639           14,571        $14,251       $12,055      $20,222
 8/31/1999     13,575           14,505        $14,200       $12,049      $20,122
 9/30/1999     13,489           14,416        $14,176       $12,189      $19,571
10/31/1999     13,754           14,702        $14,520       $12,234      $20,810
11/30/1999     13,946           14,911        $14,686       $12,233      $21,232
12/31/1999     14,189           15,174        $15,052       $12,174      $22,483
 1/31/2000     14,052           15,031        $14,776       $12,134      $21,354
 2/29/2000     14,250           15,245        $14,923       $12,281      $20,950
 3/31/2000     14,782           15,818        $15,453       $12,443      $22,999
 4/30/2000     14,633           15,661        $15,221       $12,407      $22,307
 5/31/2000     14,508           15,531        $15,078       $12,401      $21,850
 6/30/2000     14,827           15,876        $15,407       $12,659      $22,389
 7/31/2000     14,873           15,928        $15,355       $12,774      $22,040
 8/31/2000     15,246           16,331        $15,837       $12,959      $23,409
 9/30/2000     15,067           16,143        $15,612       $13,041      $22,173
10/31/2000     15,179           16,266        $15,577       $13,127      $22,080
11/30/2000     15,145           16,234        $15,198       $13,342      $20,340
12/31/2000     15,501           16,618        $15,466       $13,590      $20,439
 1/31/2001     15,670           16,803        $15,805       $13,813      $21,165
 2/28/2001     15,283           16,391        $15,308       $13,933      $19,237
 3/31/2001     14,962           16,050        $14,950       $14,003      $18,019
   4/30/01     15,534           16,668        $15,420       $13,944      $19,418
   5/31/01     15,597           16,739        $15,480       $14,028      $19,548
   6/30/01     15,455           16,590        $15,389       $14,081      $19,073
   7/31/01     15,505           16,646        $15,451       $14,397      $18,886
   8/31/01     15,277           16,405        $15,209       $14,562      $17,705
   9/30/01     14,732           15,823        $14,754       $14,733      $16,277
10/31/2001     14,979           16,093        $15,056       $15,041      $16,587
11/30/2001     15,452           16,604        $15,394       $14,833      $17,860
12/31/2001     15,572           16,736        $15,445       $14,738      $18,017
 1/31/2002     15,470           16,630        $15,387       $14,857      $17,754
 2/28/2002     15,354           16,508        $15,358       $15,002      $17,411
 3/31/2002     15,612           16,790        $15,522       $14,752      $18,066
 4/30/2002     15,482           16,653        $15,409       $15,039      $16,971
 5/31/2002     15,443           16,615        $15,417       $15,167      $16,847
 6/30/2002     15,143           16,295        $15,079       $15,297      $15,648
 7/31/2002     14,475           15,580        $14,648       $15,482      $14,429
 8/31/2002     14,486           15,595        $14,784       $15,744      $14,522
 9/30/2002     13,762           14,818        $14,284       $15,999      $12,945
10/31/2002     14,282           15,382        $14,686       $15,925      $14,083
11/30/2002     14,696           15,831        $15,036       $15,920      $14,911
12/31/2002     14,295           15,402        $14,863       $16,250      $14,036
 1/31/2003     14,071           15,164        $14,706       $16,265      $13,670
 2/28/2003     13,958           15,045        $14,694       $16,489      $13,465
 3/31/2003     13,992           15,085        $14,727       $16,476      $13,594
 4/30/2003     14,593           15,736        $15,286       $16,613      $14,714
 5/31/2003     15,061           16,244        $15,793       $16,922      $15,488
 6/30/2003     15,175           16,371        $15,880       $16,888      $15,686
 7/31/2003     15,385           16,601        $15,793       $16,320      $15,962
 8/31/2003     15,544           16,776        $15,989       $16,428      $16,274
 9/30/2003     15,511           16,744        $16,154       $16,863      $16,101
10/31/2003     15,986           17,260        $16,481       $16,706      $17,011
11/30/2003     16,078           17,363        $16,599       $16,746      $17,160
12/31/2003     16,493           17,815        $17,020       $16,916      $18,060
 1/31/2004     16,650           17,988        $17,225       $17,052      $18,392
 2/29/2004     16,803           18,153        $17,416       $17,237      $18,648
 3/31/2004     16,765           18,120        $17,416       $17,366      $18,366
 4/30/2004     16,505           17,840        $17,058       $16,914      $18,078
 5/31/2004     16,566           17,914        $17,114       $16,847      $18,325
 6/30/2004     16,719           18,079        $17,304       $16,943      $18,681
 7/31/2004     16,421           17,765        $17,126       $17,111      $18,063
 8/31/2004     16,467           17,807        $17,304       $17,437      $18,135
 9/30/2004     16,597           17,963        $17,447       $17,484      $18,331
10/31/2004     16,742           18,120        $17,649       $17,631      $18,611
11/30/2004     17,132           18,541        $17,939       $17,490      $19,365
12/31/2004     17,435           18,881        $18,277       $17,651      $20,023
 1/31/2005     17,219           18,639        $18,143       $17,762      $19,535
 2/28/2005     17,379           18,821        $18,273       $17,658      $19,945
 3/31/2005     17,195           18,630        $18,096       $17,567      $19,592
 4/30/2005     17,019           18,440        $18,047       $17,805      $19,220
 5/31/2005     17,347           18,795        $18,379       $17,997      $19,831
 6/30/2005     17,435           18,899        $18,488       $18,096      $19,859
 7/31/2005     17,764           19,262        $18,707       $17,931      $20,597
 8/31/2005     17,772           19,271        $18,791       $18,161      $20,410
 9/30/2005     17,812           19,323        $18,809       $17,974      $20,575
10/31/2005     17,636           19,133        $18,593       $17,832      $20,232
11/30/2005     17,996           19,522        $18,913       $17,910      $20,996
12/31/2005     18,070           19,605        $19,061       $18,080      $21,005
 1/31/2006     18,363           19,932        $19,365       $18,082      $21,561
 2/28/2006     18,389           19,969        $19,410       $18,142      $21,620
 3/31/2006     18,527           20,119        $19,488       $17,964      $21,888
 4/30/2006     18,657           20,268        $19,611       $17,932      $22,181
 5/31/2006     18,338           19,922        $19,348       $17,912      $21,544
 6/30/2006     18,312           19,904        $19,386       $17,950      $21,572
 7/31/2006     18,355           19,950        $19,529       $18,192      $21,706
 8/31/2006     18,700           20,324        $19,873       $18,470      $22,223
 9/30/2006     18,959           20,613        $20,119       $18,633      $22,796

--------------------------------------------------------------------------------

2 The Moderate Balanced Composite Index is weighted 10% in the S&P 500 Index, 45% in the Lehman Brothers U.S. Aggregate Bond Index, 15% in the Lehman Brothers 9-12 Month U.S. Treasury Bond Index, 10% in the Russell 1000(R) Value Index, 10% in the Russell 1000(R) Growth, 6% in the Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index, and 4% in the Russell 2000(R) Index. THE LEHMAN BROTHERS 9-12 MONTH U.S. TREASURY BOND INDEX is an unmanaged index that includes aged U.S. Treasury bills, notes and bonds with a remaining maturity from 1 up to (but not including) 12 months. It excludes zero coupon strips. The RUSSELL 1000(R) VALUE INDEX measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The RUSSELL 1000(R) GROWTH INDEX measures the performance of those Russell 1000 companies with higher price-to book ratios and higher forecasted growth values. The MSCI EAFE INDEX is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. The RUSSELL 2000(R) INDEX measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. You cannot invest directly in an Index.

3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

4 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers Government/Corporate Index and the Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities. You cannot invest directly in an Index.

5 The ten largest holdings are calculated based on the market value of the Master Trust portfolio securities allocable to the Fund divided by the total market value of the portfolio of investments of the Fund. See Notes to the Financial Statements for a discussion of the Master Trust.

6 Portfolio holdings, style characteristics and portfolio allocations are subject to change. Cash and cash equivalents are not reflected in the calculations of portfolio holdings, style characteristics and portfolio allocations.

7 The average credit quality is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard & Poor's is a trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.

8 The chart compares the performance of the WELLS FARGO ADVANTAGE MODERATE BALANCED FUND Class A and Administrator Class shares for the most recent ten years with the Moderate Balanced Composite Index, the S&P 500 Index and the Lehman Brothers U.S. Aggregate Bond Index. The chart assumes a hypothetical $10,000 investment in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

WELLS FARGO ADVANTAGE ALLOCATION FUNDS                 FUND EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

      As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2006 to September 30, 2006).

ACTUAL EXPENSES

      The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                         Beginning     Ending
                                                          Account      Account      Expenses
                                                           Value        Value     Paid During     Net Annual
                                                        04/01/2006   09/30/2006     Period*     Expense Ratio
   Aggressive Allocation Fund
-------------------------------------------------------------------------------------------------------------
   Aggressive Allocation Fund - Administrator Class
   Actual                                               $ 1,000.00   $ 1,015.90      $5.05          1.00%
-------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)             $ 1,000.00   $ 1,020.05      $5.06          1.00%
   Asset Allocation Fund
-------------------------------------------------------------------------------------------------------------
   Asset Allocation Fund - Class A
   Actual                                               $ 1,000.00   $ 1,037.80      $5.87          1.15%
-------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)             $ 1,000.00   $ 1,019.30      $5.82          1.15%
-------------------------------------------------------------------------------------------------------------
   Asset Allocation Fund - Class B
   Actual                                               $ 1,000.00   $ 1,033.90      $9.69          1.90%
-------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)             $ 1,000.00   $ 1,015.54      $9.60          1.90%
-------------------------------------------------------------------------------------------------------------
   Asset Allocation Fund - Class C
   Actual                                               $ 1,000.00   $ 1,034.80      $9.69          1.90%
-------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)             $ 1,000.00   $ 1,015.54      $9.60          1.90%
-------------------------------------------------------------------------------------------------------------
   Asset Allocation Fund - Administrator Class
   Actual                                               $ 1,000.00   $ 1,039.20      $4.60          0.90%
-------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)             $ 1,000.00   $ 1,020.56      $4.56          0.90%
   Conservative Allocation Fund
-------------------------------------------------------------------------------------------------------------
   Conservative Allocation Fund - Administrator Class
   Actual                                               $ 1,000.00   $ 1,028.70      $4.32          0.85%
-------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)             $ 1,000.00   $ 1,020.81      $4.31          0.85%

FUND EXPENSES (UNAUDITED)                 WELLS FARGO ADVANTAGE ALLOCATION FUNDS
--------------------------------------------------------------------------------

                                                         Beginning     Ending
                                                          Account      Account      Expenses
                                                           Value        Value     Paid During     Net Annual
                                                        04/01/2006   09/30/2006     Period*     Expense Ratio
   Growth Balanced Fund
-------------------------------------------------------------------------------------------------------------
   Growth Balanced Fund - Class A
   Actual                                               $ 1,000.00   $ 1,018.50      $6.07          1.20%
-------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)             $ 1,000.00   $ 1,019.05      $6.07          1.20%
-------------------------------------------------------------------------------------------------------------
   Growth Balanced Fund - Class B
   Actual                                               $ 1,000.00   $ 1,014.40      $9.85          1.95%
-------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)             $ 1,000.00   $ 1,015.29      $9.85          1.95%
-------------------------------------------------------------------------------------------------------------
   Growth Balanced Fund - Class C
   Actual                                               $ 1,000.00   $ 1,014.70      $9.85          1.95%
-------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)             $ 1,000.00   $ 1,015.29      $9.85          1.95%
-------------------------------------------------------------------------------------------------------------
   Growth Balanced Fund - Administrator Class
   Actual                                               $ 1,000.00   $ 1,019.80      $4.81          0.95%
-------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)             $ 1,000.00   $ 1,020.31      $4.81          0.95%
   Moderate Balanced Fund
-------------------------------------------------------------------------------------------------------------
   Moderate Balanced Fund - Class A
   Actual                                               $ 1,000.00   $ 1,023.30      $5.83          1.15%
-------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)             $ 1,000.00   $ 1,019.30      $5.82          1.15%
-------------------------------------------------------------------------------------------------------------
   Moderate Balanced Fund - Class B
   Actual                                               $ 1,000.00   $ 1,019.20      $9.62          1.90%
-------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)             $ 1,000.00   $ 1,015.54      $9.60          1.90%
-------------------------------------------------------------------------------------------------------------
   Moderate Balanced Fund - Class C
   Actual                                               $ 1,000.00   $ 1,019.20      $9.62          1.90%
-------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)             $ 1,000.00   $ 1,015.54      $9.60          1.90%
-------------------------------------------------------------------------------------------------------------
   Moderate Balanced Fund - Administrator Class
   Actual                                               $ 1,000.00   $ 1,024.60      $4.57          0.90%
-------------------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)             $ 1,000.00   $ 1,020.56      $4.56          0.90%

* Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE ALLOCATION FUNDS                        SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   AGGRESSIVE ALLOCATION FUND
--------------------------------------------------------------------------------

FACE/SHARE
AMOUNT             SECURITY NAME                                                                                         VALUE
INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS - 99.24%
            N/A    WELLS FARGO ADVANTAGE C&B LARGE CAP VALUE PORTFOLIO                                              $    14,838,190
            N/A    WELLS FARGO ADVANTAGE DISCIPLINED GROWTH PORTFOLIO                                                     8,799,469
            N/A    WELLS FARGO ADVANTAGE EQUITY INCOME PORTFOLIO                                                         14,786,233
            N/A    WELLS FARGO ADVANTAGE EQUITY VALUE PORTFOLIO                                                          14,729,866
            N/A    WELLS FARGO ADVANTAGE INDEX PORTFOLIO                                                                 44,334,980
            N/A    WELLS FARGO ADVANTAGE INFLATION-PROTECTED BOND PORTFOLIO                                               4,434,868
            N/A    WELLS FARGO ADVANTAGE INTERNATIONAL CORE PORTFOLIO                                                     6,645,610
            N/A    WELLS FARGO ADVANTAGE INTERNATIONAL GROWTH PORTFOLIO                                                   6,676,050
            N/A    WELLS FARGO ADVANTAGE INTERNATIONAL INDEX PORTFOLIO                                                    6,669,973
            N/A    WELLS FARGO ADVANTAGE INTERNATIONAL VALUE PORTFOLIO                                                    6,677,856
            N/A    WELLS FARGO ADVANTAGE LARGE CAP APPRECIATION PORTFOLIO                                                 4,429,289
            N/A    WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH PORTFOLIO                                                  31,326,900
            N/A    WELLS FARGO ADVANTAGE MANAGED FIXED INCOME PORTFOLIO                                                  30,985,216
            N/A    WELLS FARGO ADVANTAGE SMALL CAP INDEX PORTFOLIO                                                        5,844,542
            N/A    WELLS FARGO ADVANTAGE SMALL COMPANY GROWTH PORTFOLIO                                                   5,893,223
            N/A    WELLS FARGO ADVANTAGE SMALL COMPANY VALUE PORTFOLIO                                                      581,978
            N/A    WELLS FARGO ADVANTAGE STRATEGIC SMALL CAP VALUE PORTFOLIO                                              5,290,256
            N/A    WELLS FARGO ADVANTAGE TOTAL RETURN BOND PORTFOLIO                                                      8,850,795

TOTAL INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS (COST $196,495,736)                                                   221,795,294
                                                                                                                    ---------------

                                                                                        INTEREST
PRINCIPAL                                                                                 RATE      MATURITY DATE
SHORT-TERM INVESTMENTS - 0.89%

US TREASURY BILLS - 0.89%
$     1,740,000    US TREASURY BILL^#                                                      4.82%      11/09/2006          1,731,395
         50,000    US TREASURY BILL^#                                                      4.99       11/09/2006             49,753
         20,000    US TREASURY BILL^#                                                      5.00       11/09/2006             19,901
        180,000    US TREASURY BILL^#                                                      4.95       02/08/2007            176,902

                                                                                                                          1,977,951
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $1,977,583)                                                                            1,977,951
                                                                                                                    ---------------
TOTAL INVESTMENTS IN SECURITIES
(COST $198,473,319)                                      100.13%                                                    $   223,773,245

OTHER ASSETS AND LIABILITIES, NET                         (0.13)                                                           (285,609)

TOTAL NET ASSETS                                         100.00%                                                    $   223,487,636
                                                         ======                                                     ===============

^     ZERO COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO MATURITY.

#     SECURITY PLEDGED AS COLLATERAL FOR FUTURES TRANSACTIONS.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                        WELLS FARGO ADVANTAGE ALLOCATION FUNDS
--------------------------------------------------------------------------------

   ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 58.07%

AMUSEMENT & RECREATION SERVICES - 0.13%
          9,977    HARRAH'S ENTERTAINMENT INCORPORATED                                                              $       662,772
         18,224    INTERNATIONAL GAME TECHNOLOGY                                                                            756,296

                                                                                                                          1,419,068
                                                                                                                    ---------------

APPAREL & ACCESSORY STORES - 0.24%
         28,916    GAP INCORPORATED                                                                                         547,958
         17,579    KOHL'S CORPORATION+                                                                                    1,141,229
         18,238    LIMITED BRANDS                                                                                           483,125
         12,263    NORDSTROM INCORPORATED                                                                                   518,725

                                                                                                                          2,691,037
                                                                                                                    ---------------

APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 0.07%
          6,058    JONES APPAREL GROUP INCORPORATED                                                                         196,522
          5,539    LIZ CLAIBORNE INCORPORATED                                                                               218,846
          4,764    VF CORPORATION                                                                                           347,534

                                                                                                                            762,902
                                                                                                                    ---------------

AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS - 0.04%
          8,234    AUTONATION INCORPORATED+<<                                                                               172,091
          2,832    AUTOZONE INCORPORATED+<<                                                                                 292,546

                                                                                                                            464,637
                                                                                                                    ---------------

AUTOMOTIVE REPAIR, SERVICES & PARKING - 0.02%
          3,328    RYDER SYSTEM INCORPORATED                                                                                171,991
                                                                                                                    ---------------

BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS - 0.14%
          6,364    CENTEX CORPORATION<<                                                                                     334,874
         14,627    D.R. HORTON INCORPORATED                                                                                 350,317
          4,216    KB HOME                                                                                                  184,661
          7,431    LENNAR CORPORATION CLASS A<<                                                                             336,253
         11,365    PULTE HOMES INCORPORATED<<                                                                               362,089

                                                                                                                          1,568,194
                                                                                                                    ---------------
BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS - 0.60%
        110,829    HOME DEPOT INCORPORATED                                                                                4,019,768
         82,042    LOWE'S COMPANIES INCORPORATED                                                                          2,302,099
          6,050    SHERWIN-WILLIAMS COMPANY                                                                                 337,469

                                                                                                                          6,659,336
                                                                                                                    ---------------

BUSINESS SERVICES - 3.59%
         31,099    ADOBE SYSTEMS INCORPORATED+                                                                            1,164,658
          6,366    AFFILIATED COMPUTER SERVICES INCORPORATED CLASS A+                                                       330,141
         12,441    AUTODESK INCORPORATED+                                                                                   432,698
         29,831    AUTOMATIC DATA PROCESSING INCORPORATED                                                                 1,412,200
         11,005    BMC SOFTWARE INCORPORATED+<<                                                                             299,556
         22,050    CA INCORPORATED                                                                                          522,365

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE ALLOCATION FUNDS                        SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
BUSINESS SERVICES (CONTINUED)
          9,869    CITRIX SYSTEMS INCORPORATED+                                                                     $       357,356
          9,220    COMPUTER SCIENCES CORPORATION+                                                                           452,886
         20,002    COMPUWARE CORPORATION+                                                                                   155,816
          7,455    CONVERGYS CORPORATION+                                                                                   153,946
         63,079    EBAY INCORPORATED+                                                                                     1,788,920
         16,466    ELECTRONIC ARTS INCORPORATED+                                                                            916,827
         27,793    ELECTRONIC DATA SYSTEMS CORPORATION                                                                      681,484
          6,799    EQUIFAX INCORPORATED                                                                                     249,591
         41,085    FIRST DATA CORPORATION                                                                                 1,725,570
          9,355    FISERV INCORPORATED+                                                                                     440,527
         11,439    GOOGLE INCORPORATED CLASS A+                                                                           4,597,334
         10,819    IMS HEALTH INCORPORATED                                                                                  288,218
         23,668    INTERPUBLIC GROUP OF COMPANIES INCORPORATED+<<                                                           234,313
         18,347    INTUIT INCORPORATED+                                                                                     588,755
         30,378    JUNIPER NETWORKS INCORPORATED+<<                                                                         524,932
        463,776    MICROSOFT CORPORATION                                                                                 12,674,998
          6,892    MONSTER WORLDWIDE INCORPORATED+                                                                          249,421
          9,675    NCR CORPORATION+                                                                                         381,969
         18,203    NOVELL INCORPORATED+                                                                                     111,402
          9,224    OMNICOM GROUP INCORPORATED                                                                               863,366
        216,579    ORACLE CORPORATION+<<                                                                                  3,842,111
          5,994    PARAMETRIC TECHNOLOGY CORPORATION+                                                                       104,659
          9,198    ROBERT HALF INTERNATIONAL INCORPORATED                                                                   312,456
        188,430    SUN MICROSYSTEMS INCORPORATED+                                                                           936,497
         53,115    SYMANTEC CORPORATION+                                                                                  1,130,287
         18,458    UNISYS CORPORATION+                                                                                      104,472
         13,162    VERISIGN INCORPORATED+                                                                                   265,872
         66,746    YAHOO! INCORPORATED+<<                                                                                 1,687,339

                                                                                                                         39,982,942
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 5.84%
         82,035    ABBOTT LABORATORIES                                                                                    3,983,620
         11,831    AIR PRODUCTS & CHEMICALS INCORPORATED                                                                    785,223
          4,190    ALBERTO-CULVER COMPANY CLASS B                                                                           211,972
         62,854    AMGEN INCORPORATED+                                                                                    4,495,947
          5,068    AVERY DENNISON CORPORATION                                                                               304,942
         24,038    AVON PRODUCTS INCORPORATED                                                                               737,005
          5,707    BARR PHARMACEUTICALS INCORPORATED+                                                                       296,422
         18,449    BIOGEN IDEC INCORPORATED+<<                                                                              824,301
        105,593    BRISTOL-MYERS SQUIBB COMPANY                                                                           2,631,378
          8,116    CLOROX COMPANY                                                                                           511,308
         27,729    COLGATE-PALMOLIVE COMPANY                                                                              1,721,971
         51,512    DOW CHEMICAL COMPANY                                                                                   2,007,938
         49,495    E.I. DU PONT DE NEMOURS & COMPANY                                                                      2,120,366
          4,417    EASTMAN CHEMICAL COMPANY                                                                                 238,606
          9,592    ECOLAB INCORPORATED                                                                                      410,729
         52,806    ELI LILLY & COMPANY                                                                                    3,009,942

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                        WELLS FARGO ADVANTAGE ALLOCATION FUNDS
--------------------------------------------------------------------------------

   ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
CHEMICALS & ALLIED PRODUCTS (CONTINUED)
          6,936    ESTEE LAUDER COMPANIES INCORPORATED CLASS A                                                      $       279,729
         17,073    FOREST LABORATORIES INCORPORATED+                                                                        864,065
         14,034    GENZYME CORPORATION+                                                                                     946,874
         24,530    GILEAD SCIENCES INCORPORATED+                                                                          1,685,211
          8,430    HOSPIRA INCORPORATED+                                                                                    322,616
          4,235    INTERNATIONAL FLAVORS & FRAGRANCES INCORPORATED                                                          167,452
         13,053    KING PHARMACEUTICALS INCORPORATED+<<                                                                     222,293
         12,856    MEDIMMUNE INCORPORATED+                                                                                  375,524
        116,847    MERCK & COMPANY INCORPORATED                                                                           4,895,889
         29,145    MONSANTO COMPANY                                                                                       1,370,106
         11,319    MYLAN LABORATORIES INCORPORATED                                                                          227,851
        391,516    PFIZER INCORPORATED                                                                                   11,103,394
          8,869    PPG INDUSTRIES INCORPORATED                                                                              594,933
         17,309    PRAXAIR INCORPORATED                                                                                   1,024,000
        170,487    PROCTER & GAMBLE COMPANY                                                                              10,566,784
          7,708    ROHM & HAAS COMPANY                                                                                      364,974
         79,540    SCHERING-PLOUGH CORPORATION                                                                            1,757,039
          3,563    SIGMA-ALDRICH CORPORATION                                                                                269,613
         72,255    WYETH                                                                                                  3,673,444

                                                                                                                         65,003,461
                                                                                                                    ---------------

COAL MINING - 0.03%
          9,845    CONSOL ENERGY INCORPORATED                                                                               312,382
                                                                                                                    ---------------

COMMUNICATIONS - 2.52%
         20,841    ALLTEL CORPORATION                                                                                     1,156,676
        208,561    AT&T INCORPORATED<<                                                                                    6,790,746
         24,537    AVAYA INCORPORATED+                                                                                      280,703
         97,499    BELLSOUTH CORPORATION                                                                                  4,168,082
          6,250    CENTURYTEL INCORPORATED                                                                                  247,938
         26,648    CLEAR CHANNEL COMMUNICATIONS INCORPORATED                                                                768,795
        112,373    COMCAST CORPORATION CLASS A+<<                                                                         4,140,945
          8,006    EMBARQ CORPORATION<<                                                                                     387,250
         85,933    QWEST COMMUNICATIONS INTERNATIONAL INCORPORATED+<<                                                       749,336
        160,410    SPRINT NEXTEL CORPORATION                                                                              2,751,032
         13,472    UNIVISION COMMUNICATIONS INCORPORATED CLASS A+                                                           462,628
        155,647    VERIZON COMMUNICATIONS INCORPORATED                                                                    5,779,173
         25,457    WINDSTREAM CORPORATION                                                                                   335,783

                                                                                                                         28,019,087
                                                                                                                    ---------------

DEPOSITORY INSTITUTIONS - 6.34%
         18,387    AMSOUTH BANCORPORATION                                                                                   533,958
        243,018    BANK OF AMERICA CORPORATION                                                                           13,018,474
         40,976    BANK OF NEW YORK COMPANY INCORPORATED                                                                  1,444,814
         28,836    BB&T CORPORATION                                                                                       1,262,440
        265,466    CITIGROUP INCORPORATED                                                                                13,185,696
          8,709    COMERICA INCORPORATED                                                                                    495,716

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE ALLOCATION FUNDS                        SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
DEPOSITORY INSTITUTIONS (CONTINUED)
         10,014    COMMERCE BANCORP INCORPORATED                                                                    $       367,614
          6,947    COMPASS BANCSHARES INCORPORATED                                                                          395,840
         29,956    FIFTH THIRD BANCORP                                                                                    1,140,724
          6,655    FIRST HORIZON NATIONAL CORPORATION                                                                       252,957
         14,272    GOLDEN WEST FINANCIAL CORPORATION                                                                      1,102,512
         12,754    HUNTINGTON BANCSHARES INCORPORATED                                                                       305,203
        186,399    JPMORGAN CHASE & COMPANY                                                                               8,753,297
         21,655    KEYCORP                                                                                                  810,763
          4,172    M&T BANK CORPORATION                                                                                     500,473
         13,654    MARSHALL & ILSLEY CORPORATION                                                                            657,850
         22,092    MELLON FINANCIAL CORPORATION                                                                             863,797
         32,478    NATIONAL CITY CORPORATION<<                                                                            1,188,695
         25,013    NORTH FORK BANCORPORATION INCORPORATED                                                                   716,372
         10,062    NORTHERN TRUST CORPORATION                                                                               587,923
         15,810    PNC FINANCIAL SERVICES GROUP                                                                           1,145,276
         24,412    REGIONS FINANCIAL CORPORATION<<                                                                          898,117
         19,256    SOVEREIGN BANCORP INCORPORATED<<                                                                         414,197
         17,780    STATE STREET CORPORATION                                                                               1,109,472
         19,588    SUNTRUST BANKS INCORPORATED                                                                            1,513,761
         17,398    SYNOVUS FINANCIAL CORPORATION                                                                            510,979
         95,426    US BANCORP                                                                                             3,170,052
         87,791    WACHOVIA CORPORATION<<                                                                                 4,898,738
         51,734    WASHINGTON MUTUAL INCORPORATED<<                                                                       2,248,877
        180,803    WELLS FARGO & COMPANY++                                                                                6,541,453
          5,728    ZIONS BANCORPORATION                                                                                     457,152

                                                                                                                         70,493,192
                                                                                                                    ---------------

EATING & DRINKING PLACES - 0.37%
          7,844    DARDEN RESTAURANTS INCORPORATED                                                                          333,135
         65,847    MCDONALD'S CORPORATION                                                                                 2,575,935
          6,318    WENDY'S INTERNATIONAL INCORPORATED                                                                       423,306
         14,536    YUM! BRANDS INCORPORATED                                                                                 756,599

                                                                                                                          4,088,975
                                                                                                                    ---------------

EDUCATIONAL SERVICES - 0.03%
          7,514    APOLLO GROUP INCORPORATED CLASS A+                                                                       369,989
                                                                                                                    ---------------

ELECTRIC, GAS & SANITARY SERVICES - 2.28%
         35,515    AES CORPORATION+                                                                                         724,151
          8,837    ALLEGHENY ENERGY INCORPORATED+                                                                           354,982
         13,618    ALLIED WASTE INDUSTRIES INCORPORATED+<<                                                                  153,475
         11,054    AMEREN CORPORATION<<                                                                                     583,541
         21,154    AMERICAN ELECTRIC POWER COMPANY INCORPORATED                                                             769,371
         16,740    CENTERPOINT ENERGY INCORPORATED<<                                                                        239,717
         17,227    CITIZENS COMMUNICATIONS COMPANY                                                                          241,867
         11,898    CMS ENERGY CORPORATION+<<                                                                                171,807
         13,234    CONSOLIDATED EDISON INCORPORATED                                                                         611,411
          9,646    CONSTELLATION ENERGY GROUP INCORPORATED                                                                  571,043

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                        WELLS FARGO ADVANTAGE ALLOCATION FUNDS
--------------------------------------------------------------------------------

   ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
ELECTRIC, GAS & SANITARY SERVICES (CONTINUED)
         18,946    DOMINION RESOURCES INCORPORATED                                                                  $     1,449,180
          9,544    DTE ENERGY COMPANY                                                                                       396,171
         67,280    DUKE ENERGY CORPORATION<<                                                                              2,031,856
         20,309    DYNEGY INCORPORATED CLASS A+                                                                             112,512
         17,494    EDISON INTERNATIONAL                                                                                     728,450
         37,369    EL PASO CORPORATION                                                                                      509,713
         11,187    ENTERGY CORPORATION                                                                                      875,159
         35,948    EXELON CORPORATION<<                                                                                   2,176,292
         17,710    FIRSTENERGY CORPORATION                                                                                  989,281
         21,715    FPL GROUP INCORPORATED<<                                                                                 977,175
          9,397    KEYSPAN CORPORATION<<                                                                                    386,593
          5,752    KINDER MORGAN INCORPORATED                                                                               603,097
          2,391    NICOR INCORPORATED                                                                                       102,239
         14,648    NISOURCE INCORPORATED                                                                                    318,448
          2,065    PEOPLES ENERGY CORPORATION                                                                                83,942
         18,689    PG&E CORPORATION                                                                                         778,397
          5,341    PINNACLE WEST CAPITAL CORPORATION<<                                                                      240,612
         20,457    PPL CORPORATION                                                                                          673,035
         13,603    PROGRESS ENERGY INCORPORATED<<                                                                           617,304
         13,516    PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED                                                             827,044
         14,025    SEMPRA ENERGY                                                                                            704,756
         11,216    TECO ENERGY INCORPORATED                                                                                 175,530
         39,857    THE SOUTHERN COMPANY                                                                                   1,373,472
         24,773    TXU CORPORATION                                                                                        1,548,808
         29,022    WASTE MANAGEMENT INCORPORATED                                                                          1,064,527
         31,991    WILLIAMS COMPANIES INCORPORATED                                                                          763,625
         21,798    XCEL ENERGY INCORPORATED                                                                                 450,129

                                                                                                                         25,378,712
                                                                                                                    ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 5.12%
          6,294    ADC TELECOMMUNICATIONS INCORPORATED+<<                                                                    94,410
         26,089    ADVANCED MICRO DEVICES INCORPORATED+<<                                                                   648,312
         19,292    ALTERA CORPORATION+                                                                                      354,587
          9,102    AMERICAN POWER CONVERSION CORPORATION<<                                                                  199,880
         18,946    ANALOG DEVICES INCORPORATED                                                                              556,823
         25,180    BROADCOM CORPORATION CLASS A+                                                                            763,961
          4,534    CIENA CORPORATION+                                                                                       123,548
        327,789    CISCO SYSTEMS INCORPORATED+                                                                            7,539,147
         10,846    COMVERSE TECHNOLOGY INCORPORATED+<<                                                                      232,538
          4,915    COOPER INDUSTRIES LIMITED CLASS A                                                                        418,856
         21,891    EMERSON ELECTRIC COMPANY                                                                               1,835,779
         21,782    FREESCALE SEMICONDUCTOR INCORPORATED CLASS B+                                                            827,934
        554,315    GENERAL ELECTRIC COMPANY                                                                              19,567,320
          3,499    HARMAN INTERNATIONAL INDUSTRIES INCORPORATED                                                             291,957
        309,714    INTEL CORPORATION                                                                                      6,370,817
          9,917    JABIL CIRCUIT INCORPORATED                                                                               283,329
         90,469    JDS UNIPHASE CORPORATION+<<                                                                              198,127

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE ALLOCATION FUNDS                        SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT (CONTINUED)
         10,689    KLA-TENCOR CORPORATION<<                                                                         $       475,340
          6,606    L-3 COMMUNICATIONS HOLDINGS INCORPORATED                                                                 517,448
         16,175    LINEAR TECHNOLOGY CORPORATION                                                                            503,366
         21,455    LSI LOGIC CORPORATION+                                                                                   176,360
        240,663    LUCENT TECHNOLOGIES INCORPORATED+<<                                                                      563,151
         17,219    MAXIM INTEGRATED PRODUCTS INCORPORATED                                                                   483,337
         39,191    MICRON TECHNOLOGY INCORPORATED+                                                                          681,923
          7,593    MOLEX INCORPORATED                                                                                       295,899
        131,555    MOTOROLA INCORPORATED                                                                                  3,288,875
         15,983    NATIONAL SEMICONDUCTOR CORPORATION                                                                       376,080
         19,996    NETWORK APPLIANCE INCORPORATED+                                                                          740,052
          6,617    NOVELLUS SYSTEMS INCORPORATED+                                                                           183,026
         18,928    NVIDIA CORPORATION+                                                                                      560,080
         11,222    PMC-SIERRA INCORPORATED+<<                                                                                66,659
          8,555    QLOGIC CORPORATION+                                                                                      161,690
         88,698    QUALCOMM INCORPORATED                                                                                  3,224,172
          9,203    ROCKWELL COLLINS INCORPORATED                                                                            504,693
         28,610    SANMINA-SCI CORPORATION+                                                                                 107,001
         24,039    TELLABS INCORPORATED+                                                                                    263,467
         82,292    TEXAS INSTRUMENTS INCORPORATED                                                                         2,736,209
          4,201    WHIRLPOOL CORPORATION                                                                                    353,355
         18,249    XILINX INCORPORATED                                                                                      400,566

                                                                                                                         56,970,074
                                                                                                                    ---------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 0.22%
          4,703    FLUOR CORPORATION                                                                                        361,614
         12,714    MOODY'S CORPORATION                                                                                      831,241
         18,175    PAYCHEX INCORPORATED                                                                                     669,749
          8,679    QUEST DIAGNOSTICS INCORPORATED                                                                           530,808

                                                                                                                          2,393,412
                                                                                                                    ---------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 0.18%
          5,595    BALL CORPORATION                                                                                         226,318
          8,098    FORTUNE BRANDS INCORPORATED                                                                              608,241
         22,564    ILLINOIS TOOL WORKS INCORPORATED                                                                       1,013,124
          3,117    SNAP-ON INCORPORATED<<                                                                                   138,862

                                                                                                                          1,986,545
                                                                                                                    ---------------

FINANCIAL SERVICES - 0.02%
         11,097    JANUS CAPITAL GROUP INCORPORATED                                                                         218,833
                                                                                                                    ---------------

FOOD & KINDRED PRODUCTS - 1.88%
         41,276    ANHEUSER-BUSCH COMPANIES INCORPORATED                                                                  1,961,023
         35,208    ARCHER-DANIELS-MIDLAND COMPANY                                                                         1,333,679
         12,382    CAMPBELL SOUP COMPANY                                                                                    451,943
         14,798    COCA-COLA ENTERPRISES INCORPORATED                                                                       308,242
         27,429    CONAGRA FOODS INCORPORATED<<                                                                             671,462

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                        WELLS FARGO ADVANTAGE ALLOCATION FUNDS
--------------------------------------------------------------------------------

   ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
FOOD & KINDRED PRODUCTS (CONTINUED)
         11,323    CONSTELLATION BRANDS INCORPORATED CLASS A+                                                       $       325,876
         18,944    GENERAL MILLS INCORPORATED                                                                             1,072,230
         17,798    H.J. HEINZ COMPANY                                                                                       746,270
          6,085    HERCULES INCORPORATED+                                                                                    95,960
          9,430    HERSHEY FOODS CORPORATION                                                                                504,034
         13,419    KELLOGG COMPANY                                                                                          664,509
          7,079    MCCORMICK & COMPANY INCORPORATED                                                                         268,860
          2,451    MOLSON COORS BREWING COMPANY<<                                                                           168,874
          7,293    PEPSI BOTTLING GROUP INCORPORATED                                                                        258,902
         88,526    PEPSICO INCORPORATED                                                                                   5,777,207
         40,815    SARA LEE CORPORATION                                                                                     655,897
        109,427    THE COCA-COLA COMPANY                                                                                  4,889,198
         13,529    TYSON FOODS INCORPORATED CLASS A<<                                                                       214,841
         11,772    WM. WRIGLEY JR. COMPANY                                                                                  542,218

                                                                                                                         20,911,225
                                                                                                                    ---------------

FOOD STORES - 0.31%
         38,795    KROGER COMPANY                                                                                           897,716
         23,872    SAFEWAY INCORPORATED                                                                                     724,515
         40,597    STARBUCKS CORPORATION+<<                                                                               1,382,328
          7,580    WHOLE FOODS MARKET INCORPORATED<<                                                                        450,479

                                                                                                                          3,455,038
                                                                                                                    ---------------

FORESTRY - 0.07%
         13,222    WEYERHAEUSER COMPANY                                                                                     813,550
                                                                                                                    ---------------

FURNITURE & FIXTURES - 0.11%
          9,700    LEGGETT & PLATT INCORPORATED                                                                             242,791
         21,376    MASCO CORPORATION                                                                                        586,130
         14,868    NEWELL RUBBERMAID INCORPORATED<<                                                                         421,062

                                                                                                                          1,249,983
                                                                                                                    ---------------

GENERAL MERCHANDISE STORES - 1.18%
          5,845    BIG LOTS INCORPORATED+<<                                                                                 115,789
         16,750    DOLLAR GENERAL CORPORATION                                                                               228,303
          8,142    FAMILY DOLLAR STORES INCORPORATED<<                                                                      238,072
         29,185    FEDERATED DEPARTMENT STORES INCORPORATED                                                               1,261,084
         12,038    JC PENNEY COMPANY INCORPORATED                                                                           823,279
          4,466    SEARS HOLDINGS CORPORATION+                                                                              706,030
         46,107    TARGET CORPORATION                                                                                     2,547,412
         24,135    TJX COMPANIES INCORPORATED                                                                               676,504
        132,075    WAL-MART STORES INCORPORATED                                                                           6,513,939

                                                                                                                         13,110,412
                                                                                                                    ---------------

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE ALLOCATION FUNDS                        SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
HEALTH SERVICES - 0.33%
         22,922    CAREMARK RX INCORPORATED                                                                         $     1,298,990
         22,762    HCA INCORPORATED                                                                                       1,135,596
         12,902    HEALTH MANAGEMENT ASSOCIATES INCORPORATED CLASS A                                                        269,652
          6,722    LABORATORY CORPORATION OF AMERICA HOLDINGS+<<                                                            440,762
          3,955    MANOR CARE INCORPORATED<<                                                                                206,767
         25,307    TENET HEALTHCARE CORPORATION+                                                                            205,999
          5,488    WATSON PHARMACEUTICALS INCORPORATED+                                                                     143,621

                                                                                                                          3,701,387
                                                                                                                    ---------------

HOLDING & OTHER INVESTMENT OFFICES - 0.63%
          5,228    APARTMENT INVESTMENT & MANAGEMENT COMPANY CLASS A<<                                                      284,455
         11,503    ARCHSTONE-SMITH TRUST<<                                                                                  626,223
          6,137    BOSTON PROPERTIES INCORPORATED                                                                           634,198
         18,799    EQUITY OFFICE PROPERTIES TRUST                                                                           747,448
         15,622    EQUITY RESIDENTIAL                                                                                       790,161
         11,629    KIMCO REALTY CORPORATION                                                                                 498,535
          9,622    PLUM CREEK TIMBER COMPANY                                                                                327,533
         13,161    PROLOGIS                                                                                                 750,967
          6,511    PUBLIC STORAGE INCORPORATED                                                                              559,881
         11,875    SIMON PROPERTY GROUP INCORPORATED                                                                      1,076,113
          6,544    VORNADO REALTY TRUST<<                                                                                   713,296

                                                                                                                          7,008,810
                                                                                                                    ---------------

HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 0.19%
         15,154    BED BATH & BEYOND INCORPORATED+                                                                          579,792
         21,830    BEST BUY COMPANY INCORPORATED                                                                          1,169,215
          7,570    CIRCUIT CITY STORES INCORPORATED                                                                         190,083
          7,286    RADIO SHACK CORPORATION<<                                                                                140,620

                                                                                                                          2,079,710
                                                                                                                    ---------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 0.20%
         20,714    HILTON HOTELS CORPORATION                                                                                576,885
         18,449    MARRIOTT INTERNATIONAL INCORPORATED CLASS A                                                              712,869
         11,695    STARWOOD HOTELS & RESORTS WORLDWIDE INCORPORATED                                                         668,837
         10,758    WYNDHAM WORLDWIDE CORPORATION+                                                                           300,907

                                                                                                                          2,259,498
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 3.16%
         40,445    3M COMPANY                                                                                             3,009,917
          9,369    AMERICAN STANDARD COMPANIES INCORPORATED                                                                 393,217
         45,668    APPLE COMPUTER INCORPORATED+                                                                           3,517,806
         74,578    APPLIED MATERIALS INCORPORATED                                                                         1,322,268
         17,663    BAKER HUGHES INCORPORATED                                                                              1,204,617
          3,975    BLACK & DECKER CORPORATION                                                                               315,416
         35,210    CATERPILLAR INCORPORATED                                                                               2,316,818
          2,822    CUMMINS INCORPORATED                                                                                     336,467
         12,414    DEERE & COMPANY                                                                                        1,041,659

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                        WELLS FARGO ADVANTAGE ALLOCATION FUNDS
--------------------------------------------------------------------------------

   ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT (CONTINUED)
        121,974    DELL INCORPORATED+<<                                                                             $     2,785,886
         10,928    DOVER CORPORATION                                                                                        518,424
          8,054    EATON CORPORATION                                                                                        554,518
        123,417    EMC CORPORATION+                                                                                       1,478,536
        147,069    HEWLETT-PACKARD COMPANY                                                                                5,395,962
         17,276    INGERSOLL-RAND COMPANY CLASS A<<                                                                         656,142
         81,715    INTERNATIONAL BUSINESS MACHINES CORPORATION                                                            6,695,727
          5,385    LEXMARK INTERNATIONAL INCORPORATED+                                                                      310,499
          9,416    NATIONAL-OILWELL VARCO INCORPORATED+<<                                                                    551,307
          6,702    PALL CORPORATION                                                                                         206,489
          6,455    PARKER HANNIFIN CORPORATION                                                                              501,747
         11,895    PITNEY BOWES INCORPORATED                                                                                527,781
         10,521    SANDISK CORPORATION+<<                                                                                   563,294
         10,764    SMITH INTERNATIONAL INCORPORATED                                                                         417,643
         49,107    SOLECTRON CORPORATION+                                                                                   160,089
          4,345    STANLEY WORKS                                                                                            216,598
         13,635    SYMBOL TECHNOLOGIES INCORPORATED<<                                                                       202,616

                                                                                                                         35,201,443
                                                                                                                    ---------------

INSURANCE AGENTS, BROKERS & SERVICE - 0.21%
         16,885    AON CORPORATION<<                                                                                        571,895
          8,863    HUMANA INCORPORATED+                                                                                     585,756
         29,553    MARSH & MCLENNAN COMPANIES INCORPORATED                                                                  831,917
         18,391    UNUMPROVIDENT CORPORATION                                                                                356,601

                                                                                                                          2,346,169
                                                                                                                    ---------------

INSURANCE CARRIERS - 3.39%
         17,460    ACE LIMITED                                                                                              955,586
         29,408    AETNA INCORPORATED                                                                                     1,163,086
         26,648    AFLAC INCORPORATED                                                                                     1,219,412
         33,801    ALLSTATE CORPORATION                                                                                   2,120,337
          5,687    AMBAC FINANCIAL GROUP INCORPORATED                                                                       470,599
        139,541    AMERICAN INTERNATIONAL GROUP INCORPORATED                                                              9,245,987
         22,058    CHUBB CORPORATION                                                                                      1,146,134
          5,954    CIGNA CORPORATION                                                                                        692,569
          9,301    CINCINNATI FINANCIAL CORPORATION                                                                         447,011
         24,431    GENWORTH FINANCIAL INCORPORATED                                                                          855,329
         16,336    HARTFORD FINANCIAL SERVICES GROUP INCORPORATED                                                         1,417,148
         15,416    LINCOLN NATIONAL CORPORATION                                                                             957,025
         24,543    LOEWS CORPORATION                                                                                        930,180
          7,235    MBIA INCORPORATED<<                                                                                      444,518
         40,775    METLIFE INCORPORATED                                                                                   2,311,127
          4,535    MGIC INVESTMENT CORPORATION<<                                                                            271,964
         14,459    PRINCIPAL FINANCIAL GROUP INCORPORATED                                                                   784,835
         41,465    PROGRESSIVE CORPORATION                                                                                1,017,551
         26,042    PRUDENTIAL FINANCIAL INCORPORATED                                                                      1,985,703

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE ALLOCATION FUNDS                        SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
INSURANCE CARRIERS (CONTINUED)
          6,247    SAFECO CORPORATION                                                                               $       368,136
         37,099    ST. PAUL TRAVELERS COMPANIES INCORPORATED                                                              1,739,572
          5,312    TORCHMARK CORPORATION                                                                                    335,240
         72,327    UNITEDHEALTH GROUP INCORPORATED                                                                        3,558,488
         33,280    WELLPOINT INCORPORATED+                                                                                2,564,224
          9,680    XL CAPITAL LIMITED CLASS A                                                                               665,016

                                                                                                                         37,666,777
                                                                                                                    ---------------

LEATHER & LEATHER PRODUCTS - 0.06%
         19,645    COACH INCORPORATED+                                                                                      675,788
                                                                                                                    ---------------

LUMBER & WOOD PRODUCTS, EXCEPT FURNITURE - 0.01%
          5,649    LOUISIANA-PACIFIC CORPORATION                                                                            106,032
                                                                                                                    ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 1.53%
         21,944    AGILENT TECHNOLOGIES INCORPORATED+                                                                       717,349
          8,097    ALLERGAN INCORPORATED                                                                                    911,803
          9,785    APPLERA CORPORATION-APPLIED BIOSYSTEMS GROUP                                                             323,981
          2,887    BAUSCH & LOMB INCORPORATED                                                                               144,725
         35,030    BAXTER INTERNATIONAL INCORPORATED                                                                      1,592,464
         13,138    BECTON DICKINSON & COMPANY                                                                               928,462
         13,146    BIOMET INCORPORATED                                                                                      423,170
         63,250    BOSTON SCIENTIFIC CORPORATION+                                                                           935,468
          5,558    C.R. BARD INCORPORATED<<                                                                                 416,850
         12,705    DANAHER CORPORATION                                                                                      872,452
         15,424    EASTMAN KODAK COMPANY<<                                                                                  345,498
          6,680    FISHER SCIENTIFIC INTERNATIONAL INCORPORATED+<<                                                          522,643
         61,714    MEDTRONIC INCORPORATED                                                                                 2,865,998
          2,860    MILLIPORE CORPORATION+<<                                                                                 175,318
          6,743    PERKINELMER INCORPORATED                                                                                 127,645
         24,094    RAYTHEON COMPANY                                                                                       1,156,753
          9,446    ROCKWELL AUTOMATION INCORPORATED                                                                         548,813
         18,935    ST. JUDE MEDICAL INCORPORATED+                                                                           668,216
         15,936    STRYKER CORPORATION                                                                                      790,266
          4,495    TEKTRONIX INCORPORATED                                                                                   130,040
         10,578    TERADYNE INCORPORATED+<<                                                                                 139,206
          8,462    THERMO ELECTRON CORPORATION+<<                                                                           332,810
          5,500    WATERS CORPORATION+                                                                                      249,040
         52,525    XEROX CORPORATION+                                                                                       817,289
         13,034    ZIMMER HOLDINGS INCORPORATED+                                                                            879,795

                                                                                                                         17,016,054
                                                                                                                    ---------------

MEDICAL MANAGEMENT SERVICES - 0.04%
          8,532    COVENTRY HEALTH CARE INCORPORATED+                                                                       439,569
                                                                                                                    ---------------

METAL MINING - 0.23%
         10,548    FREEPORT-MCMORAN COPPER & GOLD INCORPORATED CLASS B                                                      561,786
         24,145    NEWMONT MINING CORPORATION                                                                             1,032,199
         10,952    PHELPS DODGE CORPORATION                                                                                 927,634

                                                                                                                          2,521,619
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                        WELLS FARGO ADVANTAGE ALLOCATION FUNDS
--------------------------------------------------------------------------------

   ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS - 0.04%
          5,181    VULCAN MATERIALS COMPANY                                                                         $       405,413
                                                                                                                    ---------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 1.27%
          8,783    HASBRO INCORPORATED                                                                                      199,813
        157,059    JOHNSON & JOHNSON                                                                                     10,199,411
         20,297    MATTEL INCORPORATED                                                                                      399,851
          7,417    TIFFANY & COMPANY                                                                                        246,244
        108,180    TYCO INTERNATIONAL LIMITED                                                                             3,027,958

                                                                                                                         14,073,277
                                                                                                                    ---------------

MISCELLANEOUS RETAIL - 0.70%
         16,871    AMAZON.COM INCORPORATED+<<                                                                               541,897
         25,127    COSTCO WHOLESALE CORPORATION<<                                                                         1,248,309
         44,106    CVS CORPORATION                                                                                        1,416,685
          3,246    DILLARDS INCORPORATED CLASS A                                                                            106,242
          7,396    EXPRESS SCRIPTS INCORPORATED+                                                                            558,324
         15,210    OFFICE DEPOT INCORPORATED+                                                                               603,837
         39,009    STAPLES INCORPORATED                                                                                     949,089
         54,125    WALGREEN COMPANY                                                                                       2,402,609

                                                                                                                          7,826,992
                                                                                                                    ---------------

MOTION PICTURES - 0.89%
        125,469    NEWS CORPORATION CLASS A                                                                               2,465,466
        218,376    TIME WARNER INCORPORATED<<                                                                             3,980,994
        112,230    WALT DISNEY COMPANY<<                                                                                  3,469,029

                                                                                                                          9,915,489
                                                                                                                    ---------------

MOTOR FREIGHT TRANSPORTATION & WAREHOUSING - 0.38%
         58,045    UNITED PARCEL SERVICE INCORPORATED CLASS B                                                             4,175,757
                                                                                                                    ---------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 1.18%
         65,232    AMERICAN EXPRESS COMPANY                                                                               3,658,211
         16,437    CAPITAL ONE FINANCIAL CORPORATION<<                                                                    1,292,934
         10,676    CIT GROUP INCORPORATED                                                                                   519,174
         32,863    COUNTRYWIDE FINANCIAL CORPORATION                                                                      1,151,520
         51,971    FANNIE MAE                                                                                             2,905,699
         37,103    FREDDIE MAC                                                                                            2,461,042
         22,017    SLM CORPORATION                                                                                        1,144,444

                                                                                                                         13,133,024
                                                                                                                    ---------------

OIL & GAS EXTRACTION - 1.56%
         24,671    ANADARKO PETROLEUM CORPORATION                                                                         1,081,330
         17,678    APACHE CORPORATION                                                                                     1,117,250
         16,063    BJ SERVICES COMPANY                                                                                      483,978
         20,317    CHESAPEAKE ENERGY CORPORATION                                                                            588,787
         23,682    DEVON ENERGY CORPORATION                                                                               1,495,518
         13,027    EOG RESOURCES INCORPORATED                                                                               847,406
         55,367    HALLIBURTON COMPANY<<                                                                                  1,575,191
         16,969    NABORS INDUSTRIES LIMITED+<<                                                                             504,828

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE ALLOCATION FUNDS                        SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
OIL & GAS EXTRACTION (CONTINUED)
          7,364    NOBLE CORPORATION                                                                                $       472,622
         46,260    OCCIDENTAL PETROLEUM CORPORATION<<                                                                     2,225,569
          5,927    ROWAN COMPANIES INCORPORATED<<                                                                           187,471
         63,577    SCHLUMBERGER LIMITED                                                                                   3,943,681
         16,917    TRANSOCEAN INCORPORATED+                                                                               1,238,832
         18,578    WEATHERFORD INTERNATIONAL LIMITED+                                                                       775,074
         19,639    XTO ENERGY INCORPORATED                                                                                  827,377

                                                                                                                         17,364,914
                                                                                                                    ---------------

PAPER & ALLIED PRODUCTS - 0.32%
          5,629    BEMIS COMPANY INCORPORATED                                                                               184,969
         24,410    INTERNATIONAL PAPER COMPANY<<                                                                            845,318
         24,603    KIMBERLY-CLARK CORPORATION                                                                             1,608,052
          9,728    MEADWESTVACO CORPORATION                                                                                 257,889
          3,983    OFFICEMAX INCORPORATED                                                                                   162,267
          7,408    PACTIV CORPORATION+                                                                                      210,535
          5,839    TEMPLE-INLAND INCORPORATED                                                                               234,144

                                                                                                                          3,503,174
                                                                                                                    ---------------

PERSONAL SERVICES - 0.06%
          7,332    CINTAS CORPORATION                                                                                       299,366
         17,272    H & R BLOCK INCORPORATED                                                                                 375,493

                                                                                                                            674,859
                                                                                                                    ---------------

PETROLEUM REFINING & RELATED INDUSTRIES - 3.52%
          3,397    ASHLAND INCORPORATED                                                                                     216,661
        118,021    CHEVRON CORPORATION                                                                                    7,654,842
         88,479    CONOCOPHILLIPS                                                                                         5,267,155
        319,216    EXXON MOBIL CORPORATION                                                                               21,419,394
         12,954    HESS CORPORATION                                                                                         536,555
         19,231    MARATHON OIL CORPORATION                                                                               1,478,864
         10,032    MURPHY OIL CORPORATION                                                                                   477,022
          7,002    SUNOCO INCORPORATED                                                                                      435,454
         32,907    VALERO ENERGY CORPORATION                                                                              1,693,723

                                                                                                                         39,179,670
                                                                                                                    ---------------

PRIMARY METAL INDUSTRIES - 0.26%
         46,547    ALCOA INCORPORATED                                                                                     1,305,178
          5,401    ALLEGHENY TECHNOLOGIES INCORPORATED                                                                      335,888
         16,555    NUCOR CORPORATION                                                                                        819,307
          6,608    UNITED STATES STEEL CORPORATION                                                                          381,149

                                                                                                                          2,841,522
                                                                                                                    ---------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 0.52%
         41,916    CBS CORPORATION CLASS B<<                                                                              1,180,774
          3,489    DOW JONES & COMPANY INCORPORATED<<                                                                       117,021
          4,474    E.W. SCRIPPS COMPANY CLASS A                                                                             214,439
         12,692    GANNETT COMPANY INCORPORATED                                                                             721,286

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                        WELLS FARGO ADVANTAGE ALLOCATION FUNDS
--------------------------------------------------------------------------------

   ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
PRINTING, PUBLISHING & ALLIED INDUSTRIES (CONTINUED)
         18,895    MCGRAW-HILL COMPANIES INCORPORATED                                                               $     1,096,477
          2,090    MEREDITH CORPORATION                                                                                     103,100
          7,758    NEW YORK TIMES COMPANY CLASS A<<                                                                         178,279
         11,614    RR DONNELLEY & SONS COMPANY                                                                              382,797
         10,236    TRIBUNE COMPANY<<                                                                                        334,922
         38,094    VIACOM INCORPORATED CLASS B+<<                                                                         1,416,335

                                                                                                                          5,745,430
                                                                                                                    ---------------

RAILROAD TRANSPORTATION - 0.40%
         19,435    BURLINGTON NORTHERN SANTA FE CORPORATION                                                               1,427,306
         23,815    CSX CORPORATION                                                                                          781,846
         22,220    NORFOLK SOUTHERN CORPORATION                                                                             978,791
         14,462    UNION PACIFIC CORPORATION                                                                              1,272,656

                                                                                                                          4,460,599
                                                                                                                    ---------------

REAL ESTATE - 0.02%
         11,461    REALOGY CORPORATION+                                                                                     259,939
                                                                                                                    ---------------

RUBBER & MISCELLANEOUS PLASTICS PRODUCTS - 0.03%
          4,353    SEALED AIR CORPORATION                                                                                   235,584
          9,520    THE GOODYEAR TIRE & RUBBER COMPANY+<<                                                                    138,040

                                                                                                                            373,624
                                                                                                                    ---------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 1.84%
         13,088    AMERIPRISE FINANCIAL INCORPORATED                                                                        613,827
          6,463    BEAR STEARNS COMPANIES INCORPORATED                                                                      905,466
         55,527    CHARLES SCHWAB CORPORATION                                                                               993,933
          1,909    CHICAGO MERCANTILE EXCHANGE                                                                              912,979
         22,938    E*TRADE FINANCIAL CORPORATION+                                                                           548,677
          4,864    FEDERATED INVESTORS INCORPORATED CLASS B                                                                 164,452
          8,951    FRANKLIN RESOURCES INCORPORATED                                                                          946,568
         23,180    GOLDMAN SACHS GROUP INCORPORATED                                                                       3,921,361
          7,041    LEGG MASON INCORPORATED                                                                                  710,155
         28,845    LEHMAN BROTHERS HOLDINGS INCORPORATED                                                                  2,130,492
         47,599    MERRILL LYNCH & COMPANY INCORPORATED                                                                   3,723,194
         57,559    MORGAN STANLEY                                                                                         4,196,627
         14,050    T. ROWE PRICE GROUP INCORPORATED<<                                                                       672,293

                                                                                                                         20,440,024
                                                                                                                    ---------------

STONE, CLAY, GLASS & CONCRETE PRODUCTS - 0.18%
         83,752    CORNING INCORPORATED+                                                                                  2,044,386
                                                                                                                    ---------------

TOBACCO PRODUCTS - 0.87%
        112,408    ALTRIA GROUP INCORPORATED                                                                              8,604,832
          9,204    REYNOLDS AMERICAN INCORPORATED<<                                                                         570,372
          8,635    UST INCORPORATED<<                                                                                       473,457

                                                                                                                          9,648,661
                                                                                                                    ---------------

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE ALLOCATION FUNDS                        SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
TRANSPORTATION BY AIR - 0.22%
         16,452    FEDEX CORPORATION<<                                                                              $     1,788,003
         42,208    SOUTHWEST AIRLINES COMPANY                                                                               703,185

                                                                                                                          2,491,188
                                                                                                                    ---------------

TRANSPORTATION EQUIPMENT - 1.74%
         42,682    BOEING COMPANY                                                                                         3,365,476
          4,979    BRUNSWICK CORPORATION                                                                                    155,295
        101,001    FORD MOTOR COMPANY<<                                                                                     817,098
         21,661    GENERAL DYNAMICS CORPORATION                                                                           1,552,444
         30,370    GENERAL MOTORS CORPORATION<<                                                                           1,010,106
          9,198    GENUINE PARTS COMPANY                                                                                    396,710
          6,696    GOODRICH CORPORATION                                                                                     271,322
         14,079    HARLEY-DAVIDSON INCORPORATED                                                                             883,457
         43,973    HONEYWELL INTERNATIONAL INCORPORATED                                                                   1,798,496
          9,916    ITT INDUSTRIES INCORPORATED                                                                              508,393
         10,500    JOHNSON CONTROLS INCORPORATED                                                                            753,270
         19,118    LOCKHEED MARTIN CORPORATION                                                                            1,645,295
          3,312    NAVISTAR INTERNATIONAL CORPORATION+<<                                                                     85,516
         18,498    NORTHROP GRUMMAN CORPORATION                                                                           1,259,159
         13,386    PACCAR INCORPORATED                                                                                      763,270
          6,779    TEXTRON INCORPORATED<<                                                                                   593,163
         54,308    UNITED TECHNOLOGIES CORPORATION                                                                        3,440,412

                                                                                                                         19,298,882
                                                                                                                    ---------------

TRANSPORTATION SERVICES - 0.01%
          7,077    SABRE HOLDINGS CORPORATION                                                                               165,531
                                                                                                                    ---------------

WATER TRANSPORTATION - 0.10%
         23,893    CARNIVAL CORPORATION<<                                                                                 1,123,688
                                                                                                                    ---------------

WHOLESALE TRADE NON-DURABLE GOODS - 0.60%
         10,823    AMERISOURCEBERGEN CORPORATION                                                                            489,200
          4,216    BROWN-FORMAN CORPORATION CLASS B                                                                         323,156
         21,774    CARDINAL HEALTH INCORPORATED                                                                           1,431,423
          7,167    DEAN FOODS COMPANY+                                                                                      301,157
         16,072    MCKESSON CORPORATION                                                                                     847,316
         15,782    MEDCO HEALTH SOLUTIONS INCORPORATED+                                                                     948,656
         10,285    NIKE INCORPORATED CLASS B                                                                                901,172
         11,363    SUPERVALU INCORPORATED                                                                                   336,913
         33,212    SYSCO CORPORATION                                                                                      1,110,941

                                                                                                                          6,689,934
                                                                                                                    ---------------

WHOLESALE TRADE-DURABLE GOODS - 0.05%
          7,461    PATTERSON COMPANIES INCORPORATED+                                                                        250,764
          4,042    W.W. GRAINGER INCORPORATED                                                                               270,895

                                                                                                                            521,659
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $588,747,725)                                                                                 645,875,469
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                        WELLS FARGO ADVANTAGE ALLOCATION FUNDS
--------------------------------------------------------------------------------

   ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
COLLATERAL FOR SECURITIES LENDING - 44.56%

COLLATERAL INVESTED IN OTHER ASSETS - 44.56%
$     1,061,503    ABBEY NATIONAL TREASURY SERVICE+++/-                                    5.59%      01/16/2007    $     1,062,140
      7,076,688    AMERICAN EXPRESS BANK FSB+/-                                            5.29       01/26/2007          7,076,829
      4,461,390    AMERICAN GENERAL FINANCE CORPORATION+++/-                               5.36       10/15/2007          4,463,531
        577,212    AQUIFER FUNDING LIMITED++                                               5.28       10/04/2006            577,044
        769,205    AQUIFER FUNDING LIMITED++                                               5.43       10/06/2006            768,751
     14,142,298    ATLANTIC ASSET SECURITIZATION CORPORATION++                             5.37       10/04/2006         14,138,197
      3,076,051    ATLANTIC ASSET SECURITIZATION CORPORATION                               5.40       10/05/2006          3,074,698
      3,846,026    ATLAS CAPITAL FUNDING CORPORATION+++/-                                  5.31       11/10/2006          3,846,026
      3,076,821    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+++/-                       5.31       04/25/2007          3,076,944
      3,076,821    ATOMIUM FUNDING CORPORATION++                                           5.38       11/03/2006          3,062,452
        138,457    BANK OF IRELAND                                                         5.35       12/05/2006            137,169
        384,603    BANK ONE NA ILLINOIS SERIES BKNT+/-                                     5.55       01/12/2007            384,726
      9,999,667    BEAR STEARNS COMPANIES INCORPORATED+/-                                  5.46       02/23/2007          9,999,667
     15,384,103    BEAR STEARNS INTERNATIONAL REPURCHASE AGREEMENT (MATURITY VALUE
                   $15,386,423)                                                            5.43       10/02/2006         15,384,103
     33,075,822    BEAR STEARNS REPURCHASE AGREEMENT (MATURITY VALUE $33,080,811)          5.43       10/02/2006         33,075,822
     15,296,048    BNP PARIBAS REPURCHASE AGREEMENT (MATURITY VALUE $15,298,355)           5.43       10/02/2006         15,296,048
        111,227    BRYANT PARK FUNDING++                                                   5.33       11/01/2006            110,740
      2,126,698    BUCKINGHAM CDO LLC                                                      5.32       10/23/2006          2,120,191
      7,692,052    BUCKINGHAM II CDO LLC                                                   5.30       10/19/2006          7,672,975
      3,844,795    BUCKINGHAM II CDO LLC                                                   5.31       10/18/2006          3,835,837
     10,145,047    BUCKINGHAM II CDO LLC                                                   5.32       10/25/2006         10,110,960
     11,740,686    BUCKINGHAM III CDO LLC++                                                5.32       10/27/2006         11,697,833
      3,846,026    BUCKINGHAM III CDO LLC++                                                5.36       12/15/2006          3,804,681
      3,846,026    CAIRN HIGH GRADE FUNDING I LLC++                                        5.32       10/23/2006          3,834,257
        769,205    CAIRN HIGH GRADE FUNDING I LLC                                          5.34       11/22/2006            763,498
      2,999,900    CAIRN HIGH GRADE FUNDING I LLC++                                        5.43       10/02/2006          2,999,900
        230,762    CAIRN HIGH GRADE FUNDING I LLC++                                        5.31       10/11/2006            230,457
      4,822,916    CATERPILLAR                                                             5.38       10/06/2006          4,820,071
      3,846,026    CEDAR SPRINGS CAPITAL COMPANY++                                         5.30       10/03/2006          3,845,449
      1,184,268    CEDAR SPRINGS CAPITAL COMPANY++                                         5.30       10/05/2006          1,183,747
        606,134    CEDAR SPRINGS CAPITAL COMPANY++                                         5.35       10/25/2006            604,097
      4,678,306    CEDAR SPRINGS CAPITAL COMPANY                                           5.35       11/27/2006          4,640,178
        184,763    CEDAR SPRINGS CAPITAL COMPANY                                           5.36       11/20/2006            183,446
      5,727,655    CEDAR SPRINGS CAPITAL COMPANY                                           5.37       11/17/2006          5,689,280
        130,765    CHEYNE FINANCE LLC++                                                    5.35       10/23/2006            130,365
      5,384,436    CHEYNE FINANCE LLC                                                      5.43       10/02/2006          5,384,436
      7,692,052    CHEYNE FINANCE LLC++                                                    5.34       11/13/2006          7,644,976
      4,310,496    CITIGROUP REPURCHASE AGREEMENT (MATURITY VALUE $4,311,146)              5.43       10/02/2006          4,310,496
     11,253,472    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED++                      5.32       10/26/2006         11,213,972
      4,615,231    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED++                      5.32       10/11/2006          4,609,139
        692,285    CREDIT SUISSE FIRST BOSTON+/-                                           5.58       04/05/2007            692,762
        384,141    CROWN POINT CAPITAL COMPANY++                                           5.45       10/02/2006            384,141
        133,842    CULLINAN FINANCE CORPORATION                                            5.34       10/17/2006            133,547
      1,364,878    DEER VALLEY FUNDING LLC                                                 5.34       10/26/2006          1,360,087
      3,846,026    DEER VALLEY FUNDING LLC                                                 5.31       10/12/2006          3,840,411

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE ALLOCATION FUNDS                        SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$     3,846,026    DEER VALLEY FUNDING LLC                                                 5.39%      11/01/2006    $     3,829,180
        153,841    FCAR OWNER TRUST SERIES II                                              5.20       10/03/2006            153,818
      7,692,052    FIVE FINANCE INCORPORATED+++/-                                          5.43       01/25/2007          7,695,513
        357,373    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                          5.30       10/06/2006            357,162
        121,381    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                        5.35       12/08/2006            120,200
        848,587    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                        5.35       11/15/2006            843,139
        311,528    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                          5.41       10/30/2006            310,254
         92,305    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                        5.45       11/29/2006             91,526
      7,726,358    FOX TROT CDO LIMITED                                                    5.33       10/26/2006          7,699,239
      5,321,207    FOX TROT CDO LIMITED                                                    5.34       12/01/2006          5,274,753
      1,123,809    GALLEON CAPITAL LLC++                                                   5.43       10/02/2006          1,123,809
      2,461,457    GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY+/-                           5.41       06/18/2007          2,461,457
         71,536    GENWORTH FINANCIAL++                                                    5.34       11/13/2006             71,098
         63,229    GENWORTH FINANCIAL                                                      5.42       10/27/2006             62,998
      4,808,301    GEORGE STREET FINANCE LLC++                                             5.32       10/31/2006          4,787,914
        461,523    GEORGE STREET FINANCE LLC++                                             5.40       10/03/2006            461,454
      4,092,171    GERMAN RESIDENTIAL FUNDING++                                            5.32       10/23/2006          4,079,649
        538,444    GOLDMAN SACHS & COMPANY+/-                                              5.64       01/09/2007            538,729
      7,692,052    GOLDMAN SACHS GROUP INCORPORATED SERIES MTNB+/-                         5.46       03/30/2007          7,697,898
      7,076,688    HARRIER FINANCE FUNDING LLC                                             5.45       10/02/2006          7,076,688
      1,569,179    HBOS TREASURY SERVICES PLC+++/-                                         5.58       01/12/2007          1,570,073
        239,377    ICICI BANK LIMITED                                                      5.44       11/15/2006            237,840
        471,061    ICICI BANK LIMITED                                                      5.48       12/01/2006            466,949
      5,384,436    ING USA ANNUITY & LIFE INSURANCE+/-                                     5.40       09/17/2007          5,384,436
        305,221    IRISH LIFE & PERMANENT PLC                                              5.45       12/13/2006            302,028
        730,745    JPMORGAN CHASE & COMPANY+/-                                             5.52       12/18/2006            731,066
     19,999,334    JPMORGAN CHASE & COMPANY REPURCHASE AGREEMENT (MATURITY
                   VALUE $20,002,351)                                                      5.43       10/02/2006         19,999,334
      9,845,826    KAUPTHING BANK SERIES MTN+++/-                                          5.39       03/20/2007          9,839,722
      3,846,026    KESTREL FUNDING LLC++                                                   5.43       11/06/2006          3,826,411
      3,446,193    KLIO FUNDING CORPORATION                                                5.32       10/25/2006          3,434,614
        259,376    KLIO FUNDING CORPORATION++                                              5.34       11/15/2006            257,711
        490,599    KLIO FUNDING CORPORATION++                                              5.44       10/20/2006            489,314
      3,470,500    KLIO II FUNDING CORPORATION                                             5.30       10/19/2006          3,461,893
      2,698,372    KLIO II FUNDING CORPORATION++                                           5.37       10/20/2006          2,691,302
      1,263,496    KLIO III FUNDING CORPORATION++                                          5.43       10/16/2006          1,260,906
        461,523    LEHMAN BROTHERS HOLDINGS INCORPORATED+/-                                5.61       04/20/2007            462,054
        230,762    LEXINGTON PARKER CAPITAL CORPORATION++                                  5.46       10/05/2006            230,660
         38,460    LIBERTY STREET FUNDING CORPORATION                                      5.42       10/25/2006             38,331
      5,384,436    LIQUID FUNDING LIMITED+++/-                                             5.29       12/01/2006          5,384,436
        904,739    LIQUID FUNDING LIMITED                                                  5.33       10/23/2006            901,971
      5,384,436    LIQUID FUNDING LIMITED+++/-                                             5.35       12/29/2006          5,384,705
      2,769,139    LIQUID FUNDING LIMITED++                                                5.35       12/07/2006          2,742,583
         41,691    LIQUID FUNDING LIMITED++                                                5.39       12/15/2006             41,243
      4,615,231    LIQUID FUNDING LIMITED                                                  5.46       11/30/2006          4,575,586
      3,503,730    LIQUID FUNDING LIMITED                                                  5.47       10/02/2006          3,503,730

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                        WELLS FARGO ADVANTAGE ALLOCATION FUNDS
--------------------------------------------------------------------------------

   ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$     2,307,615    LIQUID FUNDING LIMITED                                                  5.49%      12/28/2006    $     2,278,447
        346,142    LOWE'S COMPANIES                                                        5.33       10/03/2006            346,090
        499,983    MERRILL LYNCH & COMPANY INCORPORATED+/-                                 5.61       01/26/2007            500,308
        323,066    MONT BLANC CAPITAL CORPORATION                                          5.37       10/27/2006            321,887
     10,768,872    MORGAN STANLEY+/-                                                       5.45       10/10/2006         10,768,872
      7,692,052    MORGAN STANLEY+/-                                                       5.45       10/30/2006          7,692,052
        153,841    MORGAN STANLEY+/-                                                       5.54       01/19/2007            153,935
      2,365,306    MORGAN STANLEY SERIES EXL+/-                                            5.39       10/15/2007          2,365,684
      4,607,539    NATIONWIDE BUILDING SOCIETY+++/-                                        5.51       12/11/2006          4,609,290
      3,761,413    NATIONWIDE BUILDING SOCIETY+++/-                                        5.61       07/20/2007          3,766,002
        211,993    NIEUW AMSTERDAM RECEIVABLES CORPORATION++                               5.31       10/11/2006            211,713
      3,261,276    NIEUW AMSTERDAM RECEIVABLES CORPORATION++                               5.41       10/23/2006          3,251,297
        464,600    NIEUW AMSTERDAM RECEIVABLES CORPORATION                                 5.42       10/04/2006            464,465
      4,624,000    NORTH SEA FUNDING LLC                                                   5.37       12/28/2006          4,565,553
        307,682    NORTH SEA FUNDING LLC                                                   5.23       11/24/2006            305,310
        153,841    NORTH SEA FUNDING LLC++                                                 5.35       10/16/2006            153,526
         42,306    PERRY GLOBAL FUNDING LIMITED SERIES A                                   5.47       11/10/2006             42,066
         61,536    PICAROS FUNDING LLC++                                                   5.39       11/03/2006             61,249
      7,223,606    RACERS TRUST SERIES 2004-6-MM+++/-                                      5.35       04/23/2007          7,224,617
        503,060    ROYAL BANK OF SCOTLAND PLC+++/-                                         5.37       03/30/2007            503,322
      5,011,372    ROYAL BANK OF SCOTLAND PLC+++/-                                         5.41       11/24/2006          5,012,173
        486,907    ROYAL BANK OF SCOTLAND PLC+/-                                           5.41       11/24/2006            486,985
      3,846,026    SEDNA FINANCE INCORPORATED+++/-                                         5.36       12/08/2006          3,846,372
      3,692,185    SEDNA FINANCE INCORPORATED+++/-                                         5.47       04/11/2007          3,692,776
      3,076,821    SLM CORPORATION+++/-                                                    5.33       11/09/2007          3,077,621
     10,795,794    SLM CORPORATION+/-                                                      5.60       01/25/2007         10,802,812
        787,666    SLM CORPORATION+/-                                                      5.69       07/25/2007            789,446
        192,301    SOCIETE GENERALE NORTH AMERICA                                          5.39       10/10/2006            192,076
      1,927,167    TANGO FINANCE CORPORATION SERIES MTN+++/-                               5.39       10/25/2006          1,927,224
     16,763,596    THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++                    5.34       10/16/2006         16,729,230
      5,517,970    TIERRA ALTA FUNDING I LIMITED                                           5.33       11/01/2006          5,493,801
      5,517,509    TIERRA ALTA FUNDING I LIMITED                                           5.33       11/08/2006          5,487,714
     15,384,103    TRANSAMERICA OCCIDENTAL LIFE INSURANCE+/-                               5.57       08/03/2007         15,384,103
      2,956,671    TRAVELERS INSURANCE COMPANY+/-                                          5.40       02/09/2007          2,956,612
      3,846,026    UNICREDITO ITALIANO BANK OF IRELAND SERIES LIB+++/-                     5.34       03/09/2007          3,846,641
        384,603    VERSAILLES CDS++                                                        5.34       11/22/2006            381,749
      3,846,026    WAL-MART STORES INCORPORATED+/-                                         5.26       03/28/2007          3,845,949
      4,922,913    WHISTLEJACKET CAPITAL LIMITED                                           5.31       10/16/2006          4,912,821
        270,914    WHISTLEJACKET CAPITAL LIMITED++                                         5.34       11/20/2006            268,982
      1,600,716    WHITE PINE FINANCE LLC                                                  5.31       10/16/2006          1,597,434
        106,458    WHITE PINE FINANCE LLC                                                  5.36       11/13/2006            105,804

                                                                                                                        495,655,462
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $495,655,462)                                                             495,655,462
                                                                                                                    ---------------

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE ALLOCATION FUNDS                        SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   ASSET ALLOCATION FUND
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
US TREASURY SECURITIES - 36.86%

US TREASURY BONDS - 36.86%
$    29,445,000    US TREASURY BOND<<                                                      6.50%      11/15/2026    $    35,676,769
     25,560,000    US TREASURY BOND<<                                                      6.63       02/15/2027         31,430,825
     24,058,000    US TREASURY BOND<<                                                      6.38       08/15/2027         28,880,883
     60,169,000    US TREASURY BOND<<                                                      6.13       11/15/2027         70,374,204
     31,806,000    US TREASURY BOND<<                                                      5.50       08/15/2028         34,658,617
     30,057,000    US TREASURY BOND<<                                                      5.25       11/15/2028         31,775,900
     30,781,000    US TREASURY BOND<<                                                      5.25       02/15/2029         32,548,507
     30,227,000    US TREASURY BOND<<                                                      6.13       08/15/2029         35,632,434
     47,756,000    US TREASURY BOND<<                                                      6.25       05/15/2030         57,393,018
     47,710,000    US TREASURY BOND<<                                                      5.38       02/15/2031         51,530,521

                                                                                                                        409,901,678
                                                                                                                    ---------------

TOTAL US TREASURY SECURITIES (COST $383,852,775)                                                                        409,901,678
                                                                                                                    ---------------

SHORT-TERM INVESTMENTS - 4.85%

SHARES
MUTUAL FUNDS - 3.24%
     36,046,083    WELLS FARGO ADVANTAGE MONEY MARKET TRUST+++~                                                          36,046,083
                                                                                                                    ---------------

PRINCIPAL
US TREASURY BILLS - 1.61%
$    17,320,000    US TREASURY BILL^#                                                      4.83       11/09/2006         17,234,350
        350,000    US TREASURY BILL^#                                                      4.79       11/09/2006            348,269
        175,000    US TREASURY BILL^#                                                      4.99       11/09/2006            174,135
        160,000    US TREASURY BILL^#                                                      5.00       11/09/2006            159,207

                                                                                                                         17,915,961
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $53,959,335)                                                                          53,962,044
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $1,522,215,296)*                         144.34%                                                              $ 1,605,394,653

OTHER ASSETS AND LIABILITIES, NET              (44.34)                                                                 (493,166,699)
                                               ------                                                               ---------------

TOTAL NET ASSETS                               100.00%                                                              $ 1,112,227,954
                                               ======                                                               ===============

+     NON-INCOME EARNING SECURITIES.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+++   SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $40,255,215.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

+/-   VARIABLE RATE INVESTMENTS.

^     ZERO COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO MATURITY.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

#     SECURITY PLEDGED AS COLLATERAL FOR FUTURES TRANSACTIONS.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $1,538,517,151 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

        GROSS UNREALIZED APPRECIATION                             $ 180,399,015
        GROSS UNREALIZED DEPRECIATION                              (113,521,513)
                                                                  -------------
        NET UNREALIZED APPRECIATION (DEPRECIATION)                $  66,877,502

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                        WELLS FARGO ADVANTAGE ALLOCATION FUNDS
--------------------------------------------------------------------------------

   CONSERVATIVE ALLOCATION FUND
--------------------------------------------------------------------------------

FACE/SHARE
AMOUNT             SECURITY NAME                                                                                         VALUE
INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS - 99.71%
            N/A    WELLS FARGO ADVANTAGE C&B LARGE CAP VALUE PORTFOLIO                                              $     8,617,575
            N/A    WELLS FARGO ADVANTAGE DISCIPLINED GROWTH PORTFOLIO                                                     5,137,896
            N/A    WELLS FARGO ADVANTAGE EQUITY INCOME PORTFOLIO                                                          8,611,661
            N/A    WELLS FARGO ADVANTAGE EQUITY VALUE PORTFOLIO                                                           8,594,580
            N/A    WELLS FARGO ADVANTAGE INDEX PORTFOLIO                                                                 25,839,875
            N/A    WELLS FARGO ADVANTAGE INFLATION-PROTECTED BOND PORTFOLIO                                              28,298,522
            N/A    WELLS FARGO ADVANTAGE INTERNATIONAL CORE PORTFOLIO                                                     3,885,175
            N/A    WELLS FARGO ADVANTAGE INTERNATIONAL GROWTH PORTFOLIO                                                   3,892,484
            N/A    WELLS FARGO ADVANTAGE INTERNATIONAL INDEX PORTFOLIO                                                    3,889,273
            N/A    WELLS FARGO ADVANTAGE INTERNATIONAL VALUE PORTFOLIO                                                    3,891,854
            N/A    WELLS FARGO ADVANTAGE LARGE CAP APPRECIATION PORTFOLIO                                                 2,584,273
            N/A    WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH PORTFOLIO                                                  18,100,027
            N/A    WELLS FARGO ADVANTAGE MANAGED FIXED INCOME PORTFOLIO                                                 197,631,931
            N/A    WELLS FARGO ADVANTAGE SMALL CAP INDEX PORTFOLIO                                                        3,428,456
            N/A    WELLS FARGO ADVANTAGE SMALL COMPANY GROWTH PORTFOLIO                                                   3,433,295
            N/A    WELLS FARGO ADVANTAGE SMALL COMPANY VALUE PORTFOLIO                                                      333,210
            N/A    WELLS FARGO ADVANTAGE STABLE INCOME PORTFOLIO                                                        128,418,342
            N/A    WELLS FARGO ADVANTAGE STRATEGIC SMALL CAP VALUE PORTFOLIO                                              3,096,621
            N/A    WELLS FARGO ADVANTAGE TOTAL RETURN BOND PORTFOLIO                                                     56,463,920

TOTAL INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS (COST $494,147,802)                                                   514,148,970
                                                                                                                    ---------------

                                                                                        INTEREST
PRINCIPAL                                                                                 RATE      MATURITY DATE
SHORT-TERM INVESTMENTS - 0.29%

US TREASURY BILLS - 0.29%
$        15,000    US TREASURY BILL^#                                                      4.79%      11/09/2006             14,926
      1,355,000    US TREASURY BILL^#                                                      4.82       11/09/2006          1,348,299
         35,000    US TREASURY BILL^#                                                      4.98       11/09/2006             34,827
         60,000    US TREASURY BILL^#                                                      4.99       11/09/2006             59,703
         50,000    US TREASURY BILL^#                                                      4.94       02/08/2007             49,139
          5,000    US TREASURY BILL^#                                                      4.98       02/08/2007              4,915

                                                                                                                          1,511,809
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $1,511,548)                                                                            1,511,809
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $495,659,350)                            100.00%                                                              $   515,660,779

OTHER ASSETS AND LIABILITIES, NET                0.00                                                                        (2,417)

TOTAL NET ASSETS                               100.00%                                                              $   515,658,362
                                               ======                                                               ===============

^     ZERO COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO MATURITY.

#     SECURITY PLEDGED AS COLLATERAL FOR FUTURES TRANSACTIONS.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE ALLOCATION FUNDS                        SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   GROWTH BALANCED FUND
--------------------------------------------------------------------------------

FACE/SHARE
AMOUNT             SECURITY NAME                                                                                         VALUE
INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS - 99.31%
            N/A    WELLS FARGO ADVANTAGE C&B LARGE CAP VALUE PORTFOLIO                                              $   112,788,734
            N/A    WELLS FARGO ADVANTAGE DISCIPLINED GROWTH PORTFOLIO                                                    66,466,417
            N/A    WELLS FARGO ADVANTAGE EQUITY INCOME PORTFOLIO                                                        112,221,569
            N/A    WELLS FARGO ADVANTAGE EQUITY VALUE PORTFOLIO                                                         111,237,305
            N/A    WELLS FARGO ADVANTAGE INDEX PORTFOLIO                                                                337,036,663
            N/A    WELLS FARGO ADVANTAGE INFLATION-PROTECTED BOND PORTFOLIO                                              71,796,417
            N/A    WELLS FARGO ADVANTAGE INTERNATIONAL CORE PORTFOLIO                                                    49,656,881
            N/A    WELLS FARGO ADVANTAGE INTERNATIONAL GROWTH PORTFOLIO                                                  49,704,991
            N/A    WELLS FARGO ADVANTAGE INTERNATIONAL INDEX PORTFOLIO                                                   49,771,204
            N/A    WELLS FARGO ADVANTAGE INTERNATIONAL VALUE PORTFOLIO                                                   50,003,572
            N/A    WELLS FARGO ADVANTAGE LARGE CAP APPRECIATION PORTFOLIO                                                33,076,941
            N/A    WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH PORTFOLIO                                                 238,386,505
            N/A    WELLS FARGO ADVANTAGE MANAGED FIXED INCOME PORTFOLIO                                                 501,671,010
            N/A    WELLS FARGO ADVANTAGE SMALL CAP INDEX PORTFOLIO                                                       43,903,598
            N/A    WELLS FARGO ADVANTAGE SMALL COMPANY GROWTH PORTFOLIO                                                  44,238,576
            N/A    WELLS FARGO ADVANTAGE SMALL COMPANY VALUE PORTFOLIO                                                    4,374,959
            N/A    WELLS FARGO ADVANTAGE STRATEGIC SMALL CAP VALUE PORTFOLIO                                             39,759,501
            N/A    WELLS FARGO ADVANTAGE TOTAL RETURN BOND PORTFOLIO                                                    143,310,679

TOTAL INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS (COST $1,827,023,889)                                             $ 2,059,405,522
                                                                                                                    ---------------

                                                                                        INTEREST
PRINCIPAL                                                                                 RATE      MATURITY DATE
SHORT-TERM INVESTMENTS - 0.88%

US TREASURY BILLS - 0.88%
$        10,000    US TREASURY BILL^#                                                      4.79%      11/09/2006              9,951
     15,275,000    US TREASURY BILL^#                                                      4.82       11/09/2006         15,199,463
        280,000    US TREASURY BILL^#                                                      4.99       11/09/2006            278,614
      2,915,000    US TREASURY BILL^#                                                      4.99       02/08/2007          2,864,830

                                                                                                                         18,352,858
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $18,349,064)                                                                          18,352,858
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $1,845,372,953)                          100.19%                                                              $ 2,077,758,380

OTHER ASSETS AND LIABILITIES, NET               (0.19)                                                                   (3,947,920)
                                               ------                                                               ---------------

TOTAL NET ASSETS                               100.00%                                                              $ 2,073,810,460
                                               ======                                                               ===============

^     ZERO COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO MATURITY.

#     SECURITY PLEDGED AS COLLATERAL FOR FUTURES TRANSACTIONS.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                        WELLS FARGO ADVANTAGE ALLOCATION FUNDS
--------------------------------------------------------------------------------

   MODERATE BALANCED FUND
--------------------------------------------------------------------------------

FACE/SHARE
AMOUNT             SECURITY NAME                                                                                         VALUE
INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS - 101.07%
            N/A    WELLS FARGO ADVANTAGE C&B LARGE CAP VALUE PORTFOLIO                                              $    19,318,561
            N/A    WELLS FARGO ADVANTAGE DISCIPLINED GROWTH PORTFOLIO                                                    11,506,083
            N/A    WELLS FARGO ADVANTAGE EQUITY INCOME PORTFOLIO                                                         19,318,360
            N/A    WELLS FARGO ADVANTAGE EQUITY VALUE PORTFOLIO                                                          19,223,412
            N/A    WELLS FARGO ADVANTAGE INDEX PORTFOLIO                                                                 57,956,646
            N/A    WELLS FARGO ADVANTAGE INFLATION-PROTECTED BOND PORTFOLIO                                              25,818,602
            N/A    WELLS FARGO ADVANTAGE INTERNATIONAL CORE PORTFOLIO                                                     8,648,295
            N/A    WELLS FARGO ADVANTAGE INTERNATIONAL GROWTH PORTFOLIO                                                   8,675,781
            N/A    WELLS FARGO ADVANTAGE INTERNATIONAL INDEX PORTFOLIO                                                    8,677,658
            N/A    WELLS FARGO ADVANTAGE INTERNATIONAL VALUE PORTFOLIO                                                    8,686,143
            N/A    WELLS FARGO ADVANTAGE LARGE CAP APPRECIATION PORTFOLIO                                                 5,788,818
            N/A    WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH PORTFOLIO                                                  40,648,589
            N/A    WELLS FARGO ADVANTAGE MANAGED FIXED INCOME PORTFOLIO                                                 180,390,670
            N/A    WELLS FARGO ADVANTAGE SMALL CAP INDEX PORTFOLIO                                                        7,652,534
            N/A    WELLS FARGO ADVANTAGE SMALL COMPANY GROWTH PORTFOLIO                                                   7,680,651
            N/A    WELLS FARGO ADVANTAGE SMALL COMPANY VALUE PORTFOLIO                                                      758,738
            N/A    WELLS FARGO ADVANTAGE STABLE INCOME PORTFOLIO                                                         86,034,946
            N/A    WELLS FARGO ADVANTAGE STRATEGIC SMALL CAP VALUE PORTFOLIO                                              6,891,874
            N/A    WELLS FARGO ADVANTAGE TOTAL RETURN BOND PORTFOLIO                                                     51,527,132

TOTAL INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS (COST $518,778,366)                                               $   575,203,493
                                                                                                                    ---------------

                                                                                        INTEREST
PRINCIPAL                                                                                 RATE      MATURITY DATE
SHORT-TERM INVESTMENTS - 0.61%

US TREASURY BILLS - 0.61%
$        50,000    US TREASURY BILL^#                                                      4.79%      11/09/2006             49,753
      3,420,000    US TREASURY BILL^#                                                      4.82       11/09/2006          3,403,088
         25,000    US TREASURY BILL^#                                                      5.00       11/09/2006             24,876

                                                                                                                          3,477,717
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $3,477,197)                                                                            3,477,717
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $522,255,563)                            101.68%                                                              $   578,681,210
OTHER ASSETS AND LIABILITIES, NET               (1.68)                                                                   (9,576,414)
TOTAL NET ASSETS                               100.00%                                                              $   569,104,796
                                               ======                                                               ===============

^     ZERO COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO MATURITY.

#     SECURITY PLEDGED AS COLLATERAL FOR FUTURES TRANSACTIONS.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                          STATEMENTS OF ASSETS AND LIABILITIES--
WELLS FARGO ADVANTAGE ALLOCATION FUNDS                        SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

                                                                                                                         AGGRESSIVE
                                                                                                                    ALLOCATION FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
   IN SECURITIES, AT MARKET VALUE ...............................................................................   $     1,977,951
   INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS ..................................................................       221,795,294
   COLLATERAL FOR SECURITIES LOANED (NOTE 2) ....................................................................                 0
   INVESTMENTS IN AFFILIATES ....................................................................................                 0
                                                                                                                    ---------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) ..............................................................       223,773,245
                                                                                                                    ---------------
   CASH .........................................................................................................            25,000
   RECEIVABLE FOR FUND SHARES ISSUED ............................................................................               317
   RECEIVABLE FOR INVESTMENTS SOLD ..............................................................................                 0
   RECEIVABLES FOR DIVIDENDS AND INTEREST .......................................................................                 0
   PREPAID EXPENSES AND OTHER ASSETS ............................................................................                 0
                                                                                                                    ---------------
TOTAL ASSETS ....................................................................................................       223,798,562
                                                                                                                    ---------------
LIABILITIES
   PAYABLE FOR DAILY VARIATION MARGIN ON FUTURES CONTRACTS ......................................................            48,712
   PAYABLE FOR FUND SHARES REDEEMED .............................................................................           151,708
   PAYABLE FOR INVESTMENTS PURCHASED ............................................................................                 0
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) ........................................................            42,836
   PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT ......................................................            48,446
   PAYABLE FOR SECURITIES LOANED (NOTE 2) .......................................................................                 0
   ACCRUED EXPENSES AND OTHER LIABILITIES .......................................................................            19,224
                                                                                                                    ---------------
TOTAL LIABILITIES ...............................................................................................           310,926
                                                                                                                    ---------------
TOTAL NET ASSETS ................................................................................................   $   223,487,636
                                                                                                                    ===============
NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------------

   PAID-IN CAPITAL ..............................................................................................   $   185,637,477
   UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ...................................................................         2,379,429
   UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS ........................................................        10,260,638
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN CURRENCIES AND TRANSLATION OF ASSETS AND
      LIABILITIES DENOMINATED IN FOREIGN CURRENCIES .............................................................        25,299,926
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF FUTURES ........................................................           (89,834)
                                                                                                                    ---------------
TOTAL NET ASSETS ................................................................................................   $   223,487,636
                                                                                                                    ---------------
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
-----------------------------------------------------------------------------------------------------------------------------------

   NET ASSETS - CLASS A .........................................................................................               N/A
   SHARES OUTSTANDING - CLASS A .................................................................................               N/A
   NET ASSET VALUE PER SHARE - CLASS A ..........................................................................               N/A
   MAXIMUM OFFERING PRICE PER SHARE - CLASS A(2) ................................................................               N/A
   NET ASSETS - CLASS B .........................................................................................               N/A
   SHARES OUTSTANDING - CLASS B .................................................................................               N/A
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS B .......................................................               N/A
   NET ASSETS - CLASS C .........................................................................................               N/A
   SHARES OUTSTANDING - CLASS C .................................................................................               N/A
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS C .......................................................               N/A
   NET ASSETS - ADMINISTRATOR CLASS .............................................................................   $   223,487,636
   SHARES OUTSTANDING - ADMINISTRATOR CLASS .....................................................................        14,584,938
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADMINISTRATOR CLASS ...........................................   $         15.32
                                                                                                                    ---------------
INVESTMENTS AT COST .............................................................................................   $   198,473,319
                                                                                                                    ===============
SECURITIES ON LOAN, AT MARKET VALUE .............................................................................   $             0
                                                                                                                    ===============

(1)   EACH FUND HAS AN UNLIMITED NUMBER OF AUTHORIZED SHARES.

(2) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/94.25 OF NET ASSET VALUE. ON INVESTMENTS OF $50,000 OR MORE, THE OFFERING PRICE IS REDUCED.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES--
SEPTEMBER 30, 2006                        WELLS FARGO ADVANTAGE ALLOCATION FUNDS
--------------------------------------------------------------------------------

                                                                                                            ASSET      CONSERVATIVE
                                                                                                  ALLOCATION FUND   ALLOCATION FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
   IN SECURITIES, AT MARKET VALUE .............................................................   $ 1,067,151,655   $     1,511,809
   INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS ................................................                 0       514,148,970
   COLLATERAL FOR SECURITIES LOANED (NOTE 2) ..................................................       495,655,462                 0
   INVESTMENTS IN AFFILIATES ..................................................................        42,587,536                 0
                                                                                                  ---------------   ---------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) ............................................     1,605,394,653       515,660,779
                                                                                                  ---------------   ---------------
   CASH .......................................................................................           100,000            25,000
   RECEIVABLE FOR FUND SHARES ISSUED ..........................................................            58,652           309,695
   RECEIVABLE FOR INVESTMENTS SOLD ............................................................           125,117                 0
   RECEIVABLES FOR DIVIDENDS AND INTEREST .....................................................         6,176,925                 0
   PREPAID EXPENSES AND OTHER ASSETS ..........................................................                 0                 0
                                                                                                  ---------------   ---------------
TOTAL ASSETS ..................................................................................     1,611,855,347       515,995,474
                                                                                                  ---------------   ---------------
LIABILITIES
   PAYABLE FOR DAILY VARIATION MARGIN ON FUTURES CONTRACTS ....................................           425,550            36,100
   PAYABLE FOR FUND SHARES REDEEMED ...........................................................         1,837,335            69,319
   PAYABLE FOR INVESTMENTS PURCHASED ..........................................................           555,763                 0
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) ......................................           809,218           103,694
   PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT ....................................           336,311           107,367
   PAYABLE FOR SECURITIES LOANED (NOTE 2) .....................................................       495,655,462                 0
   ACCRUED EXPENSES AND OTHER LIABILITIES .....................................................             7,754            20,632
                                                                                                  ---------------   ---------------
TOTAL LIABILITIES .............................................................................       499,627,393           337,112
                                                                                                  ---------------   ---------------
TOTAL NET ASSETS ..............................................................................   $ 1,112,227,954   $   515,658,362
                                                                                                  ===============   ===============
NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------------

   PAID-IN CAPITAL ............................................................................   $ 1,066,955,284   $   477,003,417
   UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .................................................           388,769        12,865,351
   UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS ......................................       (38,005,569)        5,858,358
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN CURRENCIES AND
      TRANSLATION OF ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES .................        83,179,357        20,001,429
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF FUTURES ......................................          (289,887)          (70,193)
                                                                                                  ---------------   ---------------
TOTAL NET ASSETS ..............................................................................   $ 1,112,227,954   $   515,658,362
                                                                                                  ---------------   ---------------
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
-----------------------------------------------------------------------------------------------------------------------------------

   NET ASSETS - CLASS A .......................................................................   $   871,848,205               N/A
   SHARES OUTSTANDING - CLASS A ...............................................................        41,630,384               N/A
   NET ASSET VALUE PER SHARE - CLASS A ........................................................   $         20.94               N/A
   MAXIMUM OFFERING PRICE PER SHARE - CLASS A(2) ..............................................   $         22.22               N/A
   NET ASSETS - CLASS B .......................................................................   $   125,660,602               N/A
   SHARES OUTSTANDING - CLASS B ...............................................................         9,867,510               N/A
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS B .....................................   $         12.73               N/A
   NET ASSETS - CLASS C .......................................................................   $    36,260,966               N/A
   SHARES OUTSTANDING - CLASS C ...............................................................         2,844,846               N/A
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS C .....................................   $         12.75               N/A
   NET ASSETS - ADMINISTRATOR CLASS ...........................................................   $    78,458,181   $   515,658,362
   SHARES OUTSTANDING - ADMINISTRATOR CLASS ...................................................         3,741,587        26,125,078
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADMINISTRATOR CLASS .........................   $         20.97   $         19.74
                                                                                                  ---------------   ---------------
INVESTMENTS AT COST ...........................................................................   $ 1,522,215,296   $   495,659,350
                                                                                                  ===============   ===============
SECURITIES ON LOAN, AT MARKET VALUE ...........................................................   $   483,239,318   $             0
                                                                                                  ===============   ===============

                                                                                                           GROWTH          MODERATE
                                                                                                    BALANCED FUND     BALANCED FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
   IN SECURITIES, AT MARKET VALUE .............................................................   $    18,352,858   $     3,477,717
   INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS ................................................     2,059,405,522       575,203,493
   COLLATERAL FOR SECURITIES LOANED (NOTE 2) ..................................................                 0                 0
   INVESTMENTS IN AFFILIATES ..................................................................                 0                 0
                                                                                                  ---------------   ---------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) ............................................     2,077,758,380       578,681,210
                                                                                                  ---------------   ---------------
   CASH .......................................................................................            25,000            25,000
   RECEIVABLE FOR FUND SHARES ISSUED ..........................................................           428,474         1,122,567
   RECEIVABLE FOR INVESTMENTS SOLD ............................................................                 0               482
   RECEIVABLES FOR DIVIDENDS AND INTEREST .....................................................                 0                 0
   PREPAID EXPENSES AND OTHER ASSETS ..........................................................           153,010                 0
                                                                                                  ---------------   ---------------
TOTAL ASSETS ..................................................................................     2,078,364,864       579,829,259
                                                                                                  ---------------   ---------------
LIABILITIES
   PAYABLE FOR DAILY VARIATION MARGIN ON FUTURES CONTRACTS ....................................           454,069            81,787
   PAYABLE FOR FUND SHARES REDEEMED ...........................................................         2,537,966        10,382,162
   PAYABLE FOR INVESTMENTS PURCHASED ..........................................................                 0                 0
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) ......................................         1,070,017           122,990
   PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT ....................................           492,352           124,167
   PAYABLE FOR SECURITIES LOANED (NOTE 2) .....................................................                 0                 0
   ACCRUED EXPENSES AND OTHER LIABILITIES .....................................................                 0            13,357
                                                                                                  ---------------   ---------------
TOTAL LIABILITIES .............................................................................         4,554,404        10,724,463
                                                                                                  ---------------   ---------------
TOTAL NET ASSETS ..............................................................................   $ 2,073,810,460   $   569,104,796
                                                                                                  ===============   ===============
NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------------

   PAID-IN CAPITAL ............................................................................   $ 1,716,015,815   $   480,382,769
   UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .................................................        31,267,594        12,723,323
   UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS ......................................        94,971,612        19,732,472
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN CURRENCIES AND
      TRANSLATION OF ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES .................       232,385,427        56,425,647
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF FUTURES ......................................          (829,988)         (159,415)
                                                                                                  ---------------   ---------------
TOTAL NET ASSETS ..............................................................................   $ 2,073,810,460   $   569,104,796
                                                                                                  ---------------   ---------------
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
-----------------------------------------------------------------------------------------------------------------------------------

   NET ASSETS - CLASS A .......................................................................   $    64,560,223   $     5,618,034
   SHARES OUTSTANDING - CLASS A ...............................................................         1,926,685           255,658
   NET ASSET VALUE PER SHARE - CLASS A ........................................................   $         33.51   $         21.97
   MAXIMUM OFFERING PRICE PER SHARE - CLASS A(2) ..............................................   $         35.55   $         23.31
   NET ASSETS - CLASS B .......................................................................   $    73,602,046   $     3,283,458
   SHARES OUTSTANDING - CLASS B ...............................................................         2,429,855           150,903
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS B .....................................   $         30.29   $         21.76
   NET ASSETS - CLASS C .......................................................................   $    16,351,276   $     1,602,354
   SHARES OUTSTANDING - CLASS C ...............................................................           538,379            73,596
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS C .....................................   $         30.37   $         21.77
   NET ASSETS - ADMINISTRATOR CLASS ...........................................................   $ 1,919,296,915   $   558,600,950
   SHARES OUTSTANDING - ADMINISTRATOR CLASS ...................................................        61,962,164        25,303,389
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADMINISTRATOR CLASS .........................   $         30.98   $         22.08
                                                                                                  ---------------   ---------------
INVESTMENTS AT COST ...........................................................................   $ 1,845,372,953   $   522,255,563
                                                                                                  ===============   ===============
SECURITIES ON LOAN, AT MARKET VALUE ...........................................................   $             0   $             0
                                                                                                  ===============   ===============

                                                      STATEMENTS OF OPERATIONS--
WELLS FARGO ADVANTAGE ALLOCATION FUNDS     FOR THE YEAR ENDED SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

                                                                                                                         AGGRESSIVE
                                                                                                                    ALLOCATION FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   DIVIDENDS(1)..................................................................................................   $             0
   DIVIDENDS ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS ........................................................         3,069,661
   INTEREST .....................................................................................................            83,641
   INTEREST INCOME ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS ..................................................         2,193,032
   INCOME FROM AFFILIATED SECURITIES ............................................................................                 0
   SECURITIES LENDING INCOME, NET ...............................................................................                 0
   EXPENSES ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS .........................................................        (1,196,484)
   WAIVERS ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS ..........................................................           154,780
                                                                                                                    ---------------
TOTAL INVESTMENT INCOME .........................................................................................         4,304,630
                                                                                                                    ---------------
EXPENSES
   ADVISORY FEES ................................................................................................           523,386
   ADMINISTRATION FEES
      FUND LEVEL ................................................................................................           104,677
      CLASS A ...................................................................................................               N/A
      CLASS B ...................................................................................................               N/A
      CLASS C ...................................................................................................               N/A
      ADMINISTRATOR CLASS .......................................................................................           209,354
   CUSTODY FEES .................................................................................................               N/A
   SHAREHOLDER SERVICING FEES ...................................................................................           523,386
   ACCOUNTING FEES ..............................................................................................            29,783
   DISTRIBUTION FEES (NOTE 3)
      CLASS B ...................................................................................................               N/A
      CLASS C ...................................................................................................               N/A
   PROFESSIONAL FEES ............................................................................................            14,257
   REGISTRATION FEES ............................................................................................            22,054
   SHAREHOLDER REPORTS ..........................................................................................            20,125
   TRUSTEES' FEES ...............................................................................................             8,618
   OTHER FEES AND EXPENSES ......................................................................................             8,760
                                                                                                                    ---------------
TOTAL EXPENSES ..................................................................................................         1,464,400
                                                                                                                    ---------------
LESS:
   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) .................................................................          (412,311)
   NET EXPENSES .................................................................................................         1,052,089
                                                                                                                    ---------------
NET INVESTMENT INCOME (LOSS) ....................................................................................         3,252,541
                                                                                                                    ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ..............................................            18,074
   AFFILIATED SECURITIES ........................................................................................                 0
   FUTURES TRANSACTIONS .........................................................................................         2,890,753
   SECURITIES TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS .....................................................         8,653,555
   FORWARD FOREIGN CURRENCY CONTRACTS ALLOCATED FROM MASTER PORTFOLIOS ..........................................             3,632
   FUTURES TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS ........................................................          (129,064)
   OPTIONS, SWAP AGREEMENT AND SHORT SALE TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS .........................             1,313
                                                                                                                    ---------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS .......................................................................        11,438,263
                                                                                                                    ---------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ..............................................                 0
   FUTURES TRANSACTIONS .........................................................................................          (746,516)
   SECURITIES TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS .....................................................         2,446,400
   FORWARDS, FUTURES, OPTIONS, SWAPS AND SHORT SALES ALLOCATED FROM MASTER PORTFOLIOS ...........................         1,920,034
                                                                                                                    ---------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS .............................................         3,619,918
                                                                                                                    ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ..........................................................        15,058,181
                                                                                                                    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .................................................   $    18,310,722
                                                                                                                    ===============

(1) NET OF FOREIGN WITHHOLDING TAXES OF .........................................................................   $        65,231

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS--
FOR THE YEAR ENDED SEPTEMBER 30, 2006     WELLS FARGO ADVANTAGE ALLOCATION FUNDS
--------------------------------------------------------------------------------

                                                                                                            ASSET      CONSERVATIVE
                                                                                                  ALLOCATION FUND   ALLOCATION FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   DIVIDENDS(1) ...............................................................................   $    12,522,846   $             0
   DIVIDENDS ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS ......................................                 0         2,237,021
   INTEREST ...................................................................................        21,467,452            62,424
   INTEREST INCOME ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS ................................                 0        18,898,373
   INCOME FROM AFFILIATED SECURITIES ..........................................................         1,942,632                 0
   SECURITIES LENDING INCOME, NET .............................................................           743,616                 0
   EXPENSES ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS .......................................                 0        (2,243,202)
   WAIVERS ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS ........................................                 0           539,907
                                                                                                  ---------------   ---------------
TOTAL INVESTMENT INCOME .......................................................................        36,676,546        19,494,523
                                                                                                  ---------------   ---------------
EXPENSES
   ADVISORY FEES ..............................................................................         6,895,758         1,166,102
   ADMINISTRATION FEES
      FUND LEVEL ..............................................................................           558,892           233,220
      CLASS A .................................................................................         2,499,905               N/A
      CLASS B .................................................................................           373,788               N/A
      CLASS C .................................................................................           107,268               N/A
      ADMINISTRATOR CLASS .....................................................................            53,155           466,441
   CUSTODY FEES ...............................................................................           223,557               N/A
   SHAREHOLDER SERVICING FEES .................................................................         2,794,460         1,166,102
   ACCOUNTING FEES ............................................................................            72,479            41,866
   DISTRIBUTION FEES (NOTE 3)
      CLASS B .................................................................................         1,001,218               N/A
      CLASS C .................................................................................           287,324               N/A
   PROFESSIONAL FEES ..........................................................................            73,966            14,037
   REGISTRATION FEES ..........................................................................            48,384            19,384
   SHAREHOLDER REPORTS ........................................................................           146,461            23,235
   TRUSTEES' FEES .............................................................................             8,615             8,619
   OTHER FEES AND EXPENSES ....................................................................           123,113             9,676
                                                                                                  ---------------   ---------------
TOTAL EXPENSES ................................................................................        15,268,343         3,148,682
                                                                                                  ---------------   ---------------
LESS:
   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ...............................................        (1,258,170)         (886,778)
   NET EXPENSES ...............................................................................        14,010,173         2,261,904
                                                                                                  ---------------   ---------------
NET INVESTMENT INCOME (LOSS) ..................................................................        22,666,373        17,232,619
                                                                                                  ---------------   ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ............................         1,540,126            57,606
   AFFILIATED SECURITIES ......................................................................           202,527                 0
   FUTURES TRANSACTIONS .......................................................................        28,101,686         2,209,875
   SECURITIES TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS ...................................                 0         4,397,361
   FORWARD FOREIGN CURRENCY CONTRACTS ALLOCATED FROM MASTER PORTFOLIOS ........................                 0             2,075
   FUTURES TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS ......................................                 0          (718,962)
   OPTIONS, SWAP AGREEMENT AND SHORT SALE TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS .......                 0            38,363
                                                                                                  ---------------   ---------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS .....................................................        29,844,339         5,986,318
                                                                                                  ---------------   ---------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ............................        40,993,305                 0
   FUTURES TRANSACTIONS .......................................................................        (6,732,400)         (583,919)
   SECURITIES TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS ...................................                 0         1,819,649
   FORWARDS, FUTURES, OPTIONS, SWAPS AND SHORT SALES ALLOCATED FROM MASTER PORTFOLIOS .........                 0          (179,043)
                                                                                                  ---------------   ---------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ...........................        34,260,905         1,056,687
                                                                                                  ---------------   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ........................................        64,105,244         7,043,005
                                                                                                  ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...............................   $    86,771,617   $    24,275,624
                                                                                                  ===============   ===============

(1) NET OF FOREIGN WITHHOLDING TAXES OF .......................................................   $             0   $        35,591

                                                                                                           GROWTH          MODERATE
                                                                                                    BALANCED FUND     BALANCED FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   DIVIDENDS(1) ...............................................................................   $             0   $             0
   DIVIDENDS ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS ......................................        24,338,263         4,579,989
   INTEREST ...................................................................................           817,399           156,187
   INTEREST INCOME ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS ................................        36,749,895        17,282,625
   INCOME FROM AFFILIATED SECURITIES ..........................................................                 0                 0
   SECURITIES LENDING INCOME, NET .............................................................                 0                 0
   EXPENSES ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS .......................................       (10,948,812)       (2,895,805)
   WAIVERS ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS ........................................         1,891,744           601,517
                                                                                                  ---------------   ---------------
TOTAL INVESTMENT INCOME .......................................................................        52,848,489        19,724,513
                                                                                                  ---------------   ---------------
EXPENSES
   ADVISORY FEES ..............................................................................         5,025,438         1,419,261
   ADMINISTRATION FEES
      FUND LEVEL ..............................................................................         1,005,088           283,852
      CLASS A .................................................................................           170,487            14,786
      CLASS B .................................................................................           223,203             9,107
      CLASS C .................................................................................            47,962             3,739
      ADMINISTRATOR CLASS .....................................................................         1,852,442           557,836
   CUSTODY FEES ...............................................................................               N/A               N/A
   SHAREHOLDER SERVICING FEES .................................................................         5,025,438         1,419,261
   ACCOUNTING FEES ............................................................................           109,956            66,652
   DISTRIBUTION FEES (NOTE 3)
      CLASS B .................................................................................           597,866            24,392
      CLASS C .................................................................................           128,467            10,017
   PROFESSIONAL FEES ..........................................................................            31,332            20,665
   REGISTRATION FEES ..........................................................................            56,792            45,630
   SHAREHOLDER REPORTS ........................................................................           133,002            37,409
   TRUSTEES' FEES .............................................................................             8,618             8,618
   OTHER FEES AND EXPENSES ....................................................................            64,490            17,333
                                                                                                  ---------------   ---------------
TOTAL EXPENSES ................................................................................        14,480,581         3,938,558
                                                                                                  ---------------   ---------------
LESS:
   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ...............................................        (3,350,544)       (1,063,998)
   NET EXPENSES ...............................................................................        11,130,037         2,874,560
                                                                                                  ---------------   ---------------
NET INVESTMENT INCOME (LOSS) ..................................................................        41,718,452        16,849,953
                                                                                                  ---------------   ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ............................           248,943            88,877
   AFFILIATED SECURITIES ......................................................................                 0                 0
   FUTURES TRANSACTIONS .......................................................................        28,456,293         5,512,332
   SECURITIES TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS ...................................        78,075,125        16,411,682
   FORWARD FOREIGN CURRENCY CONTRACTS ALLOCATED FROM MASTER PORTFOLIOS ........................            27,665             4,837
   FUTURES TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS ......................................        (1,527,521)         (247,413)
   OPTIONS, SWAP AGREEMENT AND SHORT SALE TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS .......            15,104            29,155
                                                                                                  ---------------   ---------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS .....................................................       105,295,609        21,799,470
                                                                                                  ---------------   ---------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ............................                 0                 0
   FUTURES TRANSACTIONS .......................................................................        (7,594,411)       (1,427,728)
   SECURITIES TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS ...................................        27,736,284        (6,517,611)
   FORWARDS, FUTURES, OPTIONS, SWAPS AND SHORT SALES ALLOCATED FROM MASTER PORTFOLIOS .........        (6,031,836)        6,054,678
                                                                                                  ---------------   ---------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ...........................        14,110,037        (1,890,661)
                                                                                                  ---------------   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ........................................       119,405,646        19,908,809
                                                                                                  ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...............................   $   161,124,098   $    36,758,762
                                                                                                  ===============   ===============

(1) NET OF FOREIGN WITHHOLDING TAXES OF .......................................................   $       497,301   $        86,671

WELLS FARGO ADVANTAGE ALLOCATION FUNDS       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                          AGGRESSIVE ALLOCATION FUND
                                                                                    ---------------------------------------
                                                                                               FOR THE              FOR THE
                                                                                            YEAR ENDED           YEAR ENDED
                                                                                    SEPTEMBER 30, 2006   SEPTEMBER 30, 2005
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS .........................................................   $      196,483,994   $      170,382,855

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .................................................            3,252,541            2,682,223
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ......................................           11,438,263           10,631,305
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..........            3,619,918            8,480,585
                                                                                    ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .................           18,310,722           21,794,113
                                                                                    ------------------   ------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
     CLASS A ....................................................................                  N/A                  N/A
     CLASS B ....................................................................                  N/A                  N/A
     CLASS C ....................................................................                  N/A                  N/A
     ADMINISTRATOR CLASS ........................................................           (2,800,059)          (2,121,971)
   NET REALIZED GAIN ON SALES OF INVESTMENTS
     CLASS A ....................................................................                  N/A                  N/A
     CLASS B ....................................................................                  N/A                  N/A
     CLASS C ....................................................................                  N/A                  N/A
     ADMINISTRATOR CLASS ........................................................           (4,735,077)                   0
                                                                                    ------------------   ------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS .............................................           (7,535,136)          (2,121,971)
                                                                                    ------------------   ------------------
CAPITAL SHARES TRANSACTIONS:
     PROCEEDS FROM SHARES SOLD - CLASS A (NOTE 1) ...............................                  N/A                  N/A
     REINVESTMENT OF DISTRIBUTIONS - CLASS A (NOTE 1) ...........................                  N/A                  N/A
     COST OF SHARES REDEEMED - CLASS A (NOTE 1) .................................                  N/A                  N/A
                                                                                    ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS A .......................................................                  N/A                  N/A
                                                                                    ------------------   ------------------
     PROCEEDS FROM SHARES SOLD - CLASS B (NOTE 1) ...............................                  N/A                  N/A
     REINVESTMENT OF DISTRIBUTIONS - CLASS B (NOTE 1) ...........................                  N/A                  N/A
     COST OF SHARES REDEEMED - CLASS B (NOTE 1) .................................                  N/A                  N/A
                                                                                    ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS B .......................................................                  N/A                  N/A
                                                                                    ------------------   ------------------
     PROCEEDS FROM SHARES SOLD - CLASS C (NOTE 1) ...............................                  N/A                  N/A
     REINVESTMENT OF DISTRIBUTIONS - CLASS C (NOTE 1) ...........................                  N/A                  N/A
     COST OF SHARES REDEEMED - CLASS C (NOTE 1) .................................                  N/A                  N/A
                                                                                    ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS C .......................................................                  N/A                  N/A
                                                                                    ------------------   ------------------
     PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ...................           99,054,399          115,575,260
     REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ...............            7,517,462            2,109,259
     COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) .....................          (90,343,805)        (111,255,522)
                                                                                    ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - ADMINISTRATOR CLASS ...........................................           16,228,056            6,428,997
                                                                                    ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS .................................................................           16,228,056            6,428,997
                                                                                    ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS ...........................................           27,003,642           26,101,139
                                                                                    ==================   ==================
ENDING NET ASSETS ...............................................................   $      223,487,636   $      196,483,994
                                                                                    ==================   ==================

(1) PROCEEDS FROM SHARES SOLD MAY INCLUDE AMOUNTS RELATED TO FUND MERGERS AND SHARE CLASS CONVERSIONS. SEE NOTE 1.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS       WELLS FARGO ADVANTAGE ALLOCATION FUNDS
--------------------------------------------------------------------------------

                                                                                                     ASSET ALLOCATION FUND
                                                                                         ------------------------------------------
                                                                                                    FOR THE                 FOR THE
                                                                                                 YEAR ENDED              YEAR ENDED
                                                                                         SEPTEMBER 30, 2006   SEPTEMBER 30, 2005(1)
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ..............................................................   $    1,159,036,372   $       1,135,947,526

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ......................................................           22,666,373              22,664,646
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ...........................................           29,844,339              11,998,935
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ...............           34,260,905              95,488,711
                                                                                         ------------------   ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......................           86,771,617             130,152,292
                                                                                         ------------------   ---------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
     CLASS A .........................................................................          (18,664,689)            (19,147,898)
     CLASS B .........................................................................           (1,760,040)             (2,268,679)
     CLASS C .........................................................................             (508,825)               (429,936)
     ADMINISTRATOR CLASS .............................................................           (1,437,741)               (878,988)
   NET REALIZED GAIN ON SALES OF INVESTMENTS
     CLASS A .........................................................................           (9,943,175)            (20,107,355)
     CLASS B .........................................................................           (1,507,896)             (4,447,287)
     CLASS C .........................................................................             (435,861)               (564,680)
     ADMINISTRATOR CLASS .............................................................             (387,595)               (849,828)
                                                                                         ------------------   ---------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..................................................          (34,645,822)            (48,694,651)
                                                                                         ------------------   ---------------------
CAPITAL SHARES TRANSACTIONS:
     PROCEEDS FROM SHARES SOLD - CLASS A (NOTE 1) ....................................           18,636,399             105,002,997
     REINVESTMENT OF DISTRIBUTIONS - CLASS A (NOTE 1) ................................           27,541,531              38,140,417
     COST OF SHARES REDEEMED - CLASS A (NOTE 1) ......................................         (150,145,942)           (146,362,787)
                                                                                         ------------------   ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS A ...........................................................................         (103,968,012)             (3,219,373)
                                                                                         ------------------   ---------------------
     PROCEEDS FROM SHARES SOLD - CLASS B (NOTE 1) ....................................            5,062,669              21,504,108
     REINVESTMENT OF DISTRIBUTIONS - CLASS B (NOTE 1) ................................            3,059,238               6,399,716
     COST OF SHARES REDEEMED - CLASS B (NOTE 1) ......................................          (35,008,057)            (95,054,913)
                                                                                         ------------------   ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS B ...........................................................................          (26,886,150)            (67,151,089)
                                                                                         ------------------   ---------------------
     PROCEEDS FROM SHARES SOLD - CLASS C (NOTE 1) ....................................            2,034,849              24,242,271
     REINVESTMENT OF DISTRIBUTIONS - CLASS C (NOTE 1) ................................              794,910                 864,446
     COST OF SHARES REDEEMED - CLASS C (NOTE 1) ......................................           (9,084,727)             (9,814,621)
                                                                                         ------------------   ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS C ...........................................................................           (6,254,968)             15,292,096
                                                                                         ------------------   ---------------------
     PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ........................          120,525,084              10,323,971
     REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ....................            1,801,575               1,692,283
     COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ..........................          (84,151,742)            (15,306,683)
                                                                                         ------------------   ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   ADMINISTRATOR CLASS ...............................................................           38,174,917              (3,290,429)
                                                                                         ------------------   ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS ......          (98,934,213)            (58,368,795)
                                                                                         ------------------   ---------------------
NET INCREASE (DECREASE) IN NET ASSETS ................................................          (46,808,418)             23,088,846
                                                                                         ==================   =====================
ENDING NET ASSETS ....................................................................   $    1,112,227,954   $       1,159,036,372
                                                                                         ==================   =====================

                                                                                                 CONSERVATIVE ALLOCATION FUND
                                                                                            ---------------------------------------
                                                                                                       FOR THE              FOR THE
                                                                                                    YEAR ENDED           YEAR ENDED
                                                                                            SEPTEMBER 30, 2006   SEPTEMBER 30, 2005
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS .................................................................   $      442,285,061   $      412,341,156

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .........................................................           17,232,619           12,306,323
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ..............................................            5,986,318            9,507,241
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..................            1,056,687           (1,122,393)
                                                                                            ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........................           24,275,624           20,691,171
                                                                                            ------------------   ------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
     CLASS A ............................................................................                  N/A                  N/A
     CLASS B ............................................................................                  N/A                  N/A
     CLASS C ............................................................................                  N/A                  N/A
     ADMINISTRATOR CLASS ................................................................          (14,500,101)          (8,953,894)
   NET REALIZED GAIN ON SALES OF INVESTMENTS
     CLASS A ............................................................................                  N/A                  N/A
     CLASS B ............................................................................                  N/A                  N/A
     CLASS C ............................................................................                  N/A                  N/A
     ADMINISTRATOR CLASS ................................................................           (8,664,277)          (4,886,634)
                                                                                            ------------------   ------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS .....................................................          (23,164,378)         (13,840,528)
                                                                                            ------------------   ------------------
CAPITAL SHARES TRANSACTIONS:
     PROCEEDS FROM SHARES SOLD - CLASS A (NOTE 1) .......................................                  N/A                  N/A
     REINVESTMENT OF DISTRIBUTIONS - CLASS A (NOTE 1) ...................................                  N/A                  N/A
     COST OF SHARES REDEEMED - CLASS A (NOTE 1) .........................................                  N/A                  N/A
                                                                                            ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS
   - CLASS A ............................................................................                  N/A                  N/A
                                                                                            ------------------   ------------------
     PROCEEDS FROM SHARES SOLD - CLASS B (NOTE 1) .......................................                  N/A                  N/A
     REINVESTMENT OF DISTRIBUTIONS - CLASS B (NOTE 1) ...................................                  N/A                  N/A
     COST OF SHARES REDEEMED - CLASS B (NOTE 1) .........................................                  N/A                  N/A
                                                                                            ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS
   - CLASS B ............................................................................                  N/A                  N/A
                                                                                            ------------------   ------------------
     PROCEEDS FROM SHARES SOLD - CLASS C (NOTE 1) .......................................                  N/A                  N/A
     REINVESTMENT OF DISTRIBUTIONS - CLASS C (NOTE 1) ...................................                  N/A                  N/A
     COST OF SHARES REDEEMED - CLASS C (NOTE 1) .........................................                  N/A                  N/A
                                                                                            ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS
   - CLASS C ............................................................................                  N/A                  N/A
                                                                                            ------------------   ------------------
     PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ...........................          389,333,188          300,165,852
     REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) .......................           23,081,988           13,759,922
     COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) .............................         (340,153,121)        (290,832,512)
                                                                                            ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS
   - ADMINISTRATOR CLASS ................................................................           72,262,055           23,093,262
                                                                                            ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS .........           72,262,055           23,093,262
                                                                                            ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS ...................................................           73,373,301           29,943,905
                                                                                            ==================   ==================
ENDING NET ASSETS .......................................................................   $      515,658,362   $      442,285,061
                                                                                            ==================   ==================

WELLS FARGO ADVANTAGE ALLOCATION FUNDS       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                 AGGRESSIVE ALLOCATION FUND
                                                                          ---------------------------------------
                                                                                     FOR THE              FOR THE
                                                                                  YEAR ENDED           YEAR ENDED
                                                                          SEPTEMBER 30, 2006   SEPTEMBER 30, 2005
-----------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A (NOTE 1) ......................................                 N/A                  N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A
      (NOTE 1) .........................................................                 N/A                  N/A
   SHARES REDEEMED - CLASS A (NOTE 1) ..................................                 N/A                  N/A
                                                                          ------------------   ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ................                 N/A                  N/A
                                                                          ------------------   ------------------
   SHARES SOLD - CLASS B (NOTE 1) ......................................                 N/A                  N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B
      (NOTE 1) .........................................................                 N/A                  N/A
   SHARES REDEEMED - CLASS B (NOTE 1) ..................................                 N/A                  N/A
                                                                          ------------------   ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ................                 N/A                  N/A
                                                                          ------------------   ------------------
   SHARES SOLD - CLASS C (NOTE 1) ......................................                 N/A                  N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C
      (NOTE 1) .........................................................                 N/A                  N/A
   SHARES REDEEMED - CLASS C (NOTE 1) ..................................                 N/A                  N/A
                                                                          ------------------   ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ................                 N/A                  N/A
                                                                          ------------------   ------------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ..........................           6,704,839            8,328,304
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR
      CLASS (NOTE 1) ...................................................             512,536              151,745
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ......................          (6,122,136)          (8,011,483)
                                                                          ------------------   ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ....           1,095,239              468,566
                                                                          ------------------   ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL
   SHARE TRANSACTIONS ..................................................           1,095,239              468,566
                                                                          ==================   ==================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ...........  $        2,379,429   $        1,943,255
                                                                          ==================   ==================

(1) SHARES SOLD MAY INCLUDE AMOUNTS RELATED TO FUND MERGERS AND SHARE CLASS CONVERSIONS. SEE NOTE 1.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS       WELLS FARGO ADVANTAGE ALLOCATION FUNDS
--------------------------------------------------------------------------------

                                                                                                    ASSET ALLOCATION FUND
                                                                                         ------------------------------------------
                                                                                                    FOR THE                 FOR THE
                                                                                                 YEAR ENDED              YEAR ENDED
                                                                                         SEPTEMBER 30, 2006   SEPTEMBER 30, 2005(1)
-----------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A (NOTE 1) ....................................................              928,669               6,273,336
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A (NOTE 1) .................            1,361,800               1,948,580
   SHARES REDEEMED - CLASS A (NOTE 1) ................................................           (7,432,887)             (7,460,920)
                                                                                         ------------------   ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ..............................           (5,142,418)                760,996
                                                                                         ------------------   ---------------------
   SHARES SOLD - CLASS B (NOTE 1) ....................................................              411,599               1,284,563
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B (NOTE 1) .................              249,052                 538,452
   SHARES REDEEMED - CLASS B (NOTE 1) ................................................           (2,861,894)             (7,968,855)
                                                                                         ------------------   ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ..............................           (2,201,243)             (6,145,840)
                                                                                         ------------------   ---------------------
   SHARES SOLD - CLASS C (NOTE 1) ....................................................              165,069               1,899,403
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C (NOTE 1) .................               64,642                  72,542
   SHARES REDEEMED - CLASS C (NOTE 1) ................................................             (739,047)               (826,806)
                                                                                         ------------------   ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ..............................             (509,336)              1,145,139
                                                                                         ------------------   ---------------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ........................................            6,003,218                 525,602
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) .....               88,898                  86,330
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ....................................           (4,189,819)               (780,279)
                                                                                         ------------------   ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ..................            1,902,297                (168,347)
                                                                                         ------------------   ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE
   TRANSACTIONS ......................................................................           (5,950,700)             (4,408,052)
                                                                                         ==================   =====================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .........................   $          388,769   $                (288)
                                                                                         ==================   =====================

                                                                                                 CONSERVATIVE ALLOCATION FUND
                                                                                         ------------------------------------------
                                                                                                    FOR THE                 FOR THE
                                                                                                 YEAR ENDED              YEAR ENDED
                                                                                         SEPTEMBER 30, 2006      SEPTEMBER 30, 2005
-----------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A (NOTE 1) ....................................................                  N/A                     N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A (NOTE 1) .................                  N/A                     N/A
   SHARES REDEEMED - CLASS A (NOTE 1) ................................................                  N/A                     N/A
                                                                                         ------------------      ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ..............................                  N/A                     N/A
                                                                                         ------------------      ------------------
   SHARES SOLD - CLASS B (NOTE 1) ....................................................                  N/A                     N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B (NOTE 1) .................                  N/A                     N/A
   SHARES REDEEMED - CLASS B (NOTE 1) ................................................                  N/A                     N/A
                                                                                         ------------------      ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ..............................                  N/A                     N/A
                                                                                         ------------------      ------------------
   SHARES SOLD - CLASS C (NOTE 1) ....................................................                  N/A                     N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C (NOTE 1) .................                  N/A                     N/A
   SHARES REDEEMED - CLASS C (NOTE 1) ................................................                  N/A                     N/A
                                                                                         ------------------      ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ..............................                  N/A                     N/A
                                                                                         ------------------      ------------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ........................................           20,200,943              15,394,472
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) .....            1,201,459                 707,699
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ....................................          (17,643,014)            (14,902,910)
                                                                                         ------------------      ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ..................            3,759,388               1,199,261
                                                                                         ------------------      ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE
   TRANSACTIONS ......................................................................            3,759,388               1,199,261
                                                                                         ==================      ==================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .........................   $       12,865,351      $       10,086,090
                                                                                         ==================      ==================

WELLS FARGO ADVANTAGE ALLOCATION FUNDS       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                      GROWTH BALANCED FUND
                                                                                            ---------------------------------------
                                                                                                       FOR THE              FOR THE
                                                                                                    YEAR ENDED           YEAR ENDED
                                                                                            SEPTEMBER 30, 2006   SEPTEMBER 30, 2005
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS .................................................................   $    2,009,757,928   $    1,905,931,025

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .........................................................           41,718,452           35,614,901
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ..............................................          105,295,609          113,174,106
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..................           14,110,037           54,644,760
                                                                                            ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........................          161,124,098          203,433,767
                                                                                            ------------------   ------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS A ...........................................................................             (822,443)            (750,931)
      CLASS B ...........................................................................             (678,739)            (638,099)
      CLASS C ...........................................................................             (140,461)             (85,909)
      ADMINISTRATOR CLASS ...............................................................          (33,351,944)         (30,612,329)
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS A ...........................................................................           (2,975,958)            (379,590)
      CLASS B ...........................................................................           (4,702,473)            (665,956)
      CLASS C ...........................................................................           (1,011,770)            (150,975)
      ADMINISTRATOR CLASS ...............................................................         (101,273,947)         (12,884,897)
                                                                                            ------------------   ------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS .....................................................         (144,957,735)         (46,168,686)
                                                                                            ------------------   ------------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A ..................................................           27,294,606           14,714,148
   REINVESTMENT OF DISTRIBUTIONS - CLASS A ..............................................            3,674,284            1,082,618
   COST OF SHARES REDEEMED - CLASS A ....................................................          (25,390,653)         (18,969,114)
                                                                                            ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS A ...............................................................            5,578,237           (3,172,348)
                                                                                            ------------------   ------------------
   PROCEEDS FROM SHARES SOLD - CLASS B ..................................................            3,267,732            5,312,567
   REINVESTMENT OF DISTRIBUTIONS - CLASS B ..............................................            5,218,862            1,255,613
   COST OF SHARES REDEEMED - CLASS B ....................................................          (20,466,183)         (18,056,504)
                                                                                            ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS B ...............................................................          (11,979,589)         (11,488,324)
                                                                                            ------------------   ------------------
   PROCEEDS FROM SHARES SOLD - CLASS C ..................................................            1,318,661            1,276,690
   REINVESTMENT OF DISTRIBUTIONS - CLASS C ..............................................            1,098,695              224,391
   COST OF SHARES REDEEMED - CLASS C ....................................................           (4,390,202)          (5,674,764)
                                                                                            ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS C ...............................................................           (1,972,846)          (4,173,683)
                                                                                            ------------------   ------------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS ......................................          411,833,872          330,586,029
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS ..................................          133,904,581           43,042,894
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS ........................................         (489,478,086)        (408,232,746)
                                                                                            ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   ADMINISTRATOR CLASS ..................................................................           56,260,367          (34,603,823)
                                                                                            ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS .........           47,886,169          (53,438,178)
                                                                                            ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS ...................................................           64,052,532          103,826,903
                                                                                            ==================   ==================
ENDING NET ASSETS .......................................................................   $    2,073,810,460   $    2,009,757,928
                                                                                            ==================   ==================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS       WELLS FARGO ADVANTAGE ALLOCATION FUNDS
--------------------------------------------------------------------------------

                                                                                                     MODERATE BALANCED FUND
                                                                                            ---------------------------------------
                                                                                                       FOR THE              FOR THE
                                                                                                    YEAR ENDED           YEAR ENDED
                                                                                            SEPTEMBER 30, 2006   SEPTEMBER 30, 2005
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS .................................................................   $      566,653,608   $      550,271,338

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .........................................................           16,849,953           13,145,013
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ..............................................           21,799,470           29,279,463
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..................           (1,890,661)          (1,579,072)
                                                                                            ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........................           36,758,762           40,845,404
                                                                                            ------------------   ------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS A ...........................................................................             (116,185)             (64,284)
      CLASS B ...........................................................................              (55,427)             (37,532)
      CLASS C ...........................................................................              (20,532)             (11,920)
      ADMINISTRATOR CLASS ...............................................................          (14,551,656)         (10,270,932)
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS A ...........................................................................             (237,619)             (99,431)
      CLASS B ...........................................................................             (161,257)             (75,659)
      CLASS C ...........................................................................              (60,393)             (24,448)
      ADMINISTRATOR CLASS ...............................................................          (27,563,965)         (15,989,096)
                                                                                            ------------------   ------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS .....................................................          (42,767,034)         (26,573,302)
                                                                                            ------------------   ------------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A ..................................................            4,119,465            3,774,421
   REINVESTMENT OF DISTRIBUTIONS - CLASS A ..............................................              346,052              158,415
   COST OF SHARES REDEEMED - CLASS A ....................................................           (3,563,037)          (1,850,068)
                                                                                            ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS A ...............................................................              902,480            2,082,768
                                                                                            ------------------   ------------------
   PROCEEDS FROM SHARES SOLD - CLASS B ..................................................            1,097,318            1,766,202
   REINVESTMENT OF DISTRIBUTIONS - CLASS B ..............................................              193,156               92,932
   COST OF SHARES REDEEMED - CLASS B ....................................................           (1,095,195)          (1,096,408)
                                                                                            ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS B ...............................................................              195,279              762,726
                                                                                            ------------------   ------------------
   PROCEEDS FROM SHARES SOLD - CLASS C ..................................................              520,340              721,906
   REINVESTMENT OF DISTRIBUTIONS - CLASS C ..............................................               78,080               35,955
   COST OF SHARES REDEEMED - CLASS C ....................................................             (213,259)            (249,533)
                                                                                            ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - CLASS C ...............................................................              385,161              508,328
                                                                                            ------------------   ------------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS ......................................           99,696,681          134,441,697
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS ..................................           41,717,362           25,920,575
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS ........................................         (134,437,502)        (161,605,926)
                                                                                            ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   ADMINISTRATOR CLASS ..................................................................            6,976,541           (1,243,654)
                                                                                            ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS .........            8,459,461            2,110,168
                                                                                            ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS ...................................................            2,451,188           16,382,270
                                                                                            ==================   ==================
ENDING NET ASSETS .......................................................................   $      569,104,796   $      566,653,608
                                                                                            ==================   ==================

WELLS FARGO ADVANTAGE ALLOCATION FUNDS       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                      GROWTH BALANCED FUND
                                                                                            ---------------------------------------
                                                                                                       FOR THE              FOR THE
                                                                                                    YEAR ENDED           YEAR ENDED
                                                                                            SEPTEMBER 30, 2006   SEPTEMBER 30, 2005
-----------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A ................................................................              837,112              460,600
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A .............................              113,711               33,872
   SHARES REDEEMED - CLASS A ............................................................             (779,527)            (593,297)
                                                                                            ------------------   ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A .................................              171,296              (98,825)
                                                                                            ------------------   ------------------
   SHARES SOLD - CLASS B ................................................................              110,254              182,640
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B .............................              178,236               42,938
   SHARES REDEEMED - CLASS B ............................................................             (691,541)            (619,267)
                                                                                            ------------------   ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B .................................             (403,051)            (393,689)
                                                                                            ------------------   ------------------
   SHARES SOLD - CLASS C ................................................................               44,535               43,794
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C .............................               37,420                7,664
   SHARES REDEEMED - CLASS C ............................................................             (148,544)            (194,388)
                                                                                            ------------------   ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C .................................              (66,589)            (142,930)
                                                                                            ------------------   ------------------
   SHARES SOLD - ADMINISTRATOR CLASS ....................................................           13,617,527           11,160,084
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS .................            4,480,866            1,450,738
   SHARES REDEEMED - ADMINISTRATOR CLASS ................................................          (16,217,677)         (13,742,061)
                                                                                            ------------------   ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS .....................            1,880,716           (1,131,239)
                                                                                            ------------------   ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE
   TRANSACTIONS .........................................................................            1,582,372           (1,766,683)
                                                                                            ==================   ==================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ............................   $       31,267,594   $       24,594,331
                                                                                            ==================   ==================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS       WELLS FARGO ADVANTAGE ALLOCATION FUNDS
--------------------------------------------------------------------------------

                                                                                                     MODERATE BALANCED FUND
                                                                                            ---------------------------------------
                                                                                                       FOR THE              FOR THE
                                                                                                    YEAR ENDED           YEAR ENDED
                                                                                            SEPTEMBER 30, 2006   SEPTEMBER 30, 2005
-----------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A ................................................................              192,171              172,733
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A .............................               16,160                7,260
   SHARES REDEEMED - CLASS A ............................................................             (166,083)             (85,184)
                                                                                            ------------------   ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A .................................               42,248               94,809
                                                                                            ------------------   ------------------
   SHARES SOLD - CLASS B ................................................................               51,428               81,242
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B .............................                9,082                4,274
   SHARES REDEEMED - CLASS B ............................................................              (51,224)             (50,485)
                                                                                            ------------------   ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B .................................                9,286               35,031
                                                                                            ------------------   ------------------
   SHARES SOLD - CLASS C ................................................................               24,410               33,303
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C .............................                3,670                1,654
   SHARES REDEEMED - CLASS C ............................................................               (9,956)             (11,549)
                                                                                            ------------------   ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C .................................               18,124               23,408
                                                                                            ------------------   ------------------
   SHARES SOLD - ADMINISTRATOR CLASS ....................................................            4,599,287            6,147,585
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS .................            1,941,386            1,185,317
   SHARES REDEEMED - ADMINISTRATOR CLASS ................................................           (6,216,990)          (7,389,095)
                                                                                            ------------------   ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS .....................              323,683              (56,193)
                                                                                            ------------------   ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE
   TRANSACTIONS .........................................................................              393,341               97,056
                                                                                            ==================   ==================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ............................   $       12,723,323   $       10,582,870
                                                                                            ==================   ==================

WELLS FARGO ADVANTAGE ALLOCATION FUNDS                     FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                      NET REALIZED
                                           BEGINNING          NET              AND    DIVIDENDS   DISTRIBUTIONS
                                           NET ASSET   INVESTMENT       UNREALIZED     FROM NET        FROM NET
                                           VALUE PER       INCOME   GAIN (LOSS) ON   INVESTMENT        REALIZED
                                               SHARE       (LOSS)      INVESTMENTS       INCOME           GAINS
---------------------------------------------------------------------------------------------------------------
AGGRESSIVE ALLOCATION FUND
---------------------------------------------------------------------------------------------------------------

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ...     $14.57      0.22               1.08        (0.20)          (0.35)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...     $13.09      0.19               1.45        (0.16)           0.00
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...     $11.85      0.14               1.26        (0.16)           0.00
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ...     $ 9.91      0.10               2.00        (0.16)           0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ...     $12.02      0.13              (2.03)       (0.11)          (0.10)

ASSET ALLOCATION FUND
---------------------------------------------------------------------------------------------------------------

CLASS A
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ...     $19.99      0.44               1.16        (0.43)          (0.22)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...     $18.80      0.40               1.64        (0.41)          (0.44)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...     $17.50      0.36(6)            1.57        (0.36)          (0.27)
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ...     $14.97      0.30               2.53        (0.30)           0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ...     $18.72      0.32              (2.52)       (0.32)          (1.23)

CLASS B
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ...     $12.15      0.18               0.70        (0.17)          (0.13)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...     $11.42      0.15               1.00        (0.15)          (0.27)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...     $10.63      0.13(6)            0.95        (0.13)          (0.16)
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ...     $ 9.09      0.10               1.54        (0.10)           0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ...     $11.36      0.11              (1.53)       (0.11)          (0.74)

CLASS C
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ...     $12.16      0.17               0.72        (0.17)          (0.13)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...     $11.44      0.17               0.98        (0.16)          (0.27)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...     $10.65      0.13(6)            0.95        (0.13)          (0.16)
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ...     $ 9.11      0.11               1.54        (0.11)           0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ...     $11.39      0.11              (1.53)       (0.11)          (0.75)

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ...     $20.02      0.41               1.24        (0.48)          (0.22)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...     $18.82      0.47               1.63        (0.46)          (0.44)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...     $17.53      0.40(6)            1.57        (0.41)          (0.27)
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ...     $14.99      0.33               2.56        (0.35)           0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ...     $18.72      0.32              (2.50)       (0.32)          (1.23)

CONSERVATIVE ALLOCATION FUND
---------------------------------------------------------------------------------------------------------------

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ...     $19.78      0.67               0.30        (0.63)          (0.38)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...     $19.48      0.54               0.40        (0.41)          (0.23)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...     $19.23      0.44               0.46        (0.51)          (0.14)
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ...     $18.42      0.46               1.00        (0.60)          (0.05)
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ...     $19.92      0.61              (0.75)       (0.78)          (0.58)

GROWTH BALANCED FUND
---------------------------------------------------------------------------------------------------------------

CLASS A
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ...     $33.09      0.60               1.98        (0.45)          (1.71)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...     $30.51      0.52               2.68        (0.41)          (0.21)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...     $28.27      0.41(6)            2.41        (0.58)           0.00
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ...     $24.27      0.34               4.05        (0.39)           0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ...     $29.18      0.38              (3.88)       (0.23)          (1.18)

CLASS B
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ...     $30.12      0.30               1.81        (0.23)          (1.71)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...     $27.83      0.23               2.47        (0.20)          (0.21)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...     $25.89      0.16(6)            2.22        (0.44)           0.00
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ...     $22.22      0.16               3.68        (0.17)           0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ...     $26.92      0.19              (3.59)       (0.12)          (1.18)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                      WELLS FARGO ADVANTAGE ALLOCATION FUNDS
--------------------------------------------------------------------------------

                                              ENDING       RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                           NET ASSET   --------------------------------------------------
                                           VALUE PER   NET INVESTMENT         GROSS   EXPENSES        NET
                                               SHARE    INCOME (LOSS)      EXPENSES     WAIVED   EXPENSES
---------------------------------------------------------------------------------------------------------
AGGRESSIVE ALLOCATION FUND
---------------------------------------------------------------------------------------------------------

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ...     $15.32            1.55%      1.20%       (0.20)%   1.00%(4)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...     $14.57            1.42%      1.12%(4)    (0.12)%   1.00%(4)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...     $13.09            1.14%      1.02%(4)    (0.02)%   1.00%(4)
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ...     $11.85            1.20%      1.13%(4)    (0.13)%   1.00%(4)
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ...     $ 9.91            1.20%      1.08%(4)    (0.08)%   1.00%(4)

ASSET ALLOCATION FUND
---------------------------------------------------------------------------------------------------------

CLASS A
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ...     $20.94            2.13%      1.26%       (0.11)%   1.15%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...     $19.99            2.06%      1.23%       (0.08)%   1.15%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...     $18.80            1.90%      1.34%       (0.19)%   1.15%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ...     $17.50            1.80%      1.45%       (0.30)%   1.15%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ...     $14.97            1.76%      1.34%       (0.25)%   1.09%

CLASS B
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ...     $12.73            1.38%      2.01%       (0.11)%   1.90%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...     $12.15            1.33%      1.98%       (0.08)%   1.90%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...     $11.42            1.15%      2.09%       (0.19)%   1.90%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ...     $10.63            1.05%      2.27%       (0.37)%   1.90%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ...     $ 9.09            1.00%      2.15%       (0.31)%   1.84%

CLASS C
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ...     $12.75            1.38%      2.01%       (0.11)%   1.90%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...     $12.16            1.26%      1.98%       (0.08)%   1.90%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...     $11.44            1.15%      2.09%       (0.19)%   1.90%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ...     $10.65            1.05%      2.23%       (0.33)%   1.90%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ...     $ 9.11            1.01%      2.11%       (0.27)%   1.84%

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ...     $20.97            2.39%      1.08%       (0.18)%   0.90%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...     $20.02            2.31%      1.00%       (0.10)%   0.90%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...     $18.82            2.16%      1.10%       (0.20)%   0.90%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ...     $17.53            2.04%      1.22%       (0.31)%   0.91%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ...     $14.99            1.89%      1.15%       (0.18)%   0.97%

CONSERVATIVE ALLOCATION FUND
---------------------------------------------------------------------------------------------------------

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ...     $19.74            3.69%      1.04%       (0.19)%   0.85%(4)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...     $19.78            2.78%      1.01%(4)    (0.16)%   0.85%(4)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...     $19.48            2.32%      0.90%(4)    (0.05)%   0.85%(4)
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ...     $19.23            2.78%      0.97%(4)    (0.15)%   0.82%(4)
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ...     $18.42            3.23%      1.00%(4)    (0.20)%   0.80%(4)

GROWTH BALANCED FUND
---------------------------------------------------------------------------------------------------------

CLASS A
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ...     $33.51            1.89%      1.30%(4)    (0.10)%   1.20%(4)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...     $33.09            1.59%      1.33%(4)    (0.13)%   1.20%(4)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...     $30.51            1.33%      1.28%(4)    (0.08)%   1.20%(4)
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ...     $28.27            1.43%      1.48%(4)    (0.28)%   1.20%(4)
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ...     $24.27            1.60%      1.18%(4)    (0.03)%   1.15%(4)

CLASS B
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ...     $30.29            1.12%      2.05%(4)    (0.10)%   1.95%(4)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...     $30.12            0.84%      2.08%(4)    (0.13)%   1.95%(4)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...     $27.83            0.58%      2.02%(4)    (0.07)%   1.95%(4)
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ...     $25.89            0.69%      2.57%(4)    (0.62)%   1.95%(4)
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ...     $22.22            0.85%      2.13%(4)    (0.23)%   1.90%(4)

                                                       PORTFOLIO     NET ASSETS AT
                                               TOTAL    TURNOVER     END OF PERIOD
                                           RETURN(2)        RATE   (000'S OMITTED)
----------------------------------------------------------------------------------
AGGRESSIVE ALLOCATION FUND
----------------------------------------------------------------------------------
ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ...     9.14%       61%(5)         $ 223,488
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...    12.61%       64%(5)         $ 196,484
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...    11.82%       42%(5)         $ 170,383
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ...    21.36%       43%(5)         $ 131,760
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ...   (16.22)%      40%(5)         $  78,673

ASSET ALLOCATION FUND
----------------------------------------------------------------------------------

CLASS A
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ...     8.13%       11%            $ 871,848
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...    11.03%        6%            $ 934,783
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...    11.12%        4%            $ 864,857
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ...    19.04%       15%            $ 838,683
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ...   (13.20)%      23%            $ 763,925

CLASS B
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ...     7.33%       11%            $ 125,661
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...    10.19%        6%            $ 146,644
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...    10.24%        4%            $ 208,029
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ...    18.10%       15%            $ 280,220
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ...   (13.83)%      23%            $ 325,790

CLASS C
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ...     7.42%       11%            $  36,261
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...    10.15%        6%            $  40,795
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...    10.25%        4%            $  25,268
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ...    18.14%       15%            $  27,345
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ...   (13.86)%      23%            $  23,466

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ...     8.43%       11%            $  78,458
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...    11.35%        6%            $  36,815
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...    11.33%        4%            $  37,794
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ...    19.38%       15%            $  18,214
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ...   (13.09)%      23%            $  14,529

CONSERVATIVE ALLOCATION FUND
----------------------------------------------------------------------------------

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ...     5.14%      106%(5)         $ 515,658
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...     4.91%      102%(5)         $ 442,285
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...     4.74%       72%(5)         $ 412,341
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ...     8.17%       73%(5)         $ 381,254
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ...    (0.89)%      71%(5)         $ 288,610

GROWTH BALANCED FUND
----------------------------------------------------------------------------------

CLASS A
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ...     8.13%       80%(5)         $  64,560
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...    10.58%       80%(5)         $  58,091
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...    10.02%       51%(5)         $  56,566
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ...    18.25%       53%(5)         $  43,509
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ...   (12.99)%      48%(5)         $  32,370

CLASS B
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ...     7.30%       80%(5)         $  73,602
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...     9.76%       80%(5)         $  85,327
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...     9.17%       51%(5)         $  89,783
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ...    17.40%       53%(5)         $  81,511
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ...   (13.68)%      48%(5)         $  66,337

WELLS FARGO ADVANTAGE ALLOCATION FUNDS                      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                          NET REALIZED
                                               BEGINNING          NET              AND    DIVIDENDS   DISTRIBUTIONS
                                               NET ASSET   INVESTMENT       UNREALIZED     FROM NET        FROM NET
                                               VALUE PER       INCOME   GAIN (LOSS) ON   INVESTMENT        REALIZED
                                                   SHARE       (LOSS)      INVESTMENTS       INCOME           GAINS
-------------------------------------------------------------------------------------------------------------------
GROWTH BALANCED FUND (CONTINUED)

CLASS C
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .......     $30.19      0.32               1.80        (0.23)          (1.71)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .......     $27.81      0.21               2.50        (0.12)          (0.21)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .......     $25.88      0.16(6)            2.21        (0.44)           0.00
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .......     $22.22      0.15               3.69        (0.18)           0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .......     $26.91      0.17              (3.57)       (0.11)          (1.18)

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .......     $30.76      0.62               1.85        (0.54)          (1.71)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .......     $28.41      0.56               2.50        (0.50)          (0.21)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .......     $26.34      0.45(6)            2.25        (0.63)           0.00
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .......     $22.65      0.35               3.80        (0.46)           0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .......     $27.33      0.44              (3.65)       (0.29)          (1.18)

MODERATE BALANCED FUND
-------------------------------------------------------------------------------------------------------------------

CLASS A
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .......     $22.23      0.60               0.75        (0.51)          (1.10)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .......     $21.72      0.43               1.13        (0.40)          (0.65)
JANUARY 30, 2004 (3) TO SEPTEMBER 30, 2004 ..     $21.79      0.13              (0.20)        0.00            0.00

CLASS B
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .......     $22.04      0.42               0.76        (0.36)          (1.10)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .......     $21.62      0.31               1.08        (0.32)          (0.65)
JANUARY 30, 2004 (3) TO SEPTEMBER 30, 2004 ..     $21.79      0.06              (0.23)        0.00            0.00

CLASS C
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .......     $22.05      0.43               0.75        (0.36)          (1.10)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .......     $21.62      0.31               1.08        (0.31)          (0.65)
JANUARY 30, 2004 (3) TO SEPTEMBER 30, 2004 ..     $21.79      0.08              (0.25)        0.00            0.00

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .......     $22.32      0.64               0.78        (0.56)          (1.10)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .......     $21.76      0.52               1.10        (0.41)          (0.65)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .......     $21.09      0.42               1.10        (0.64)          (0.21)
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .......     $19.47      0.44               2.02        (0.64)          (0.20)
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .......     $22.29      0.56              (1.80)       (0.54)          (1.04)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                      WELLS FARGO ADVANTAGE ALLOCATION FUNDS
--------------------------------------------------------------------------------

                                                  ENDING     RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                               NET ASSET   -----------------------------------------------
                                               VALUE PER   NET INVESTMENT      GROSS   EXPENSES        NET
                                                   SHARE    INCOME (LOSS)   EXPENSES     WAIVED   EXPENSES
----------------------------------------------------------------------------------------------------------
GROWTH BALANCED FUND (CONTINUED)

CLASS C
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .......     $30.37            1.12%   2.05%(4)    (0.10)%   1.95%(4)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .......     $30.19            0.84%   2.08%(4)    (0.13)%   1.95%(4)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .......     $27.81            0.58%   2.02%(4)    (0.07)%   1.95%(4)
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .......     $25.88            0.69%   2.57%(4)    (0.62)%   1.95%(4)
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .......     $22.22            0.85%   2.17%(4)    (0.27)%   1.90%(4)

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .......     $30.98            2.13%   1.12%(4)    (0.17)%   0.95%(4)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .......     $30.76            1.84%   1.07%(4)    (0.12)%   0.95%(4)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .......     $28.41            1.59%   0.95%(4)    (0.01)%   0.94%(4)
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .......     $26.34            1.69%   1.05%(4)    (0.11)%   0.94%(4)
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .......     $22.65            1.80%   1.05%(4)    (0.12)%   0.93%(4)

MODERATE BALANCED FUND
----------------------------------------------------------------------------------------------------------

CLASS A
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .......     $21.97            2.75%   1.27%       (0.12)%   1.15%(4)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .......     $22.23            2.11%   1.30%(4)    (0.15)%   1.15%(4)
JANUARY 30, 2004 (3) TO SEPTEMBER 30, 2004 ..     $21.72            1.14%   1.27%(4)    (0.12)%   1.15%(4)

CLASS B
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .......     $21.76            1.99%   2.02%       (0.12)%   1.90%(4)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .......     $22.04            1.35%   2.05%(4)    (0.15)%   1.90%(4)
JANUARY 30, 2004 (3) TO SEPTEMBER 30, 2004 ..     $21.62            0.65%   2.02%(4)    (0.12)%   1.90%(4)

CLASS C
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .......     $21.77            2.00%   2.02%       (0.12)%   1.90%(4)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .......     $22.05            1.35%   2.05%(4)    (0.15)%   1.90%(4)
JANUARY 30, 2004 (3) TO SEPTEMBER 30, 2004 ..     $21.62            0.65%   2.01%(4)    (0.11)%   1.90%(4)

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .......     $22.08            2.98%   1.09%       (0.19)%   0.90%(4)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .......     $22.32            2.34%   1.04%(4)    (0.14)%   0.90%(4)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .......     $21.76            1.97%   0.92%(4)    (0.02)%   0.90%(4)
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .......     $21.09            2.25%   1.03%(4)    (0.14)%   0.89%(4)
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .......     $19.47            2.55%   1.02%(4)    (0.14)%   0.88%(4)

                                                           PORTFOLIO    NET ASSETS AT
                                                   TOTAL    TURNOVER    END OF PERIOD
                                               RETURN(2)        RATE   (000'S OMITTED)
--------------------------------------------------------------------------------------
GROWTH BALANCED FUND (CONTINUED)

CLASS C
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .......     7.29%       80%(5)   $       16,351
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .......     9.79%       80%(5)   $       18,262
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .......     9.18%       51%(5)   $       20,799
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .......    17.35%       53%(5)   $       24,958
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .......   (13.67)%      48%(5)   $       18,484

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .......     8.40%       80%(5)   $    1,919,297
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .......    10.87%       80%(5)   $    1,848,078
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .......    10.31%       51%(5)   $    1,738,782
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .......    18.53%       53%(5)   $    1,415,216
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .......   (12.85)%      48%(5)   $    1,075,256

MODERATE BALANCED FUND
--------------------------------------------------------------------------------------

CLASS A
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .......     6.39%       93%(5)   $        5,618
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .......     7.32%       91%(5)   $        4,745
JANUARY 30, 2004 (3) TO SEPTEMBER 30, 2004 ..    (0.32)%      62%(5)   $        2,576

CLASS B
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .......     5.60%       93%(5)   $        3,283
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .......     6.50%       91%(5)   $        3,121
JANUARY 30, 2004 (3) TO SEPTEMBER 30, 2004 ..    (0.78)%      62%(5)   $        2,304

CLASS C
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .......     5.58%       93%(5)   $        1,602
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .......     6.50%       91%(5)   $        1,223
JANUARY 30, 2004 (3) TO SEPTEMBER 30, 2004 ..    (0.78)%      62%(5)   $          693

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .......     6.68%       93%(5)   $      558,601
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .......     7.57%       91%(5)   $      557,564
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .......     7.28%       62%(5)   $      544,698
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .......    12.99%       64%(5)   $      512,460
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .......    (6.35)%      61%(5)   $      459,248

WELLS FARGO ADVANTAGE ALLOCATION FUNDS             NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(1) During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements
      (Note 3).

(2) Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

(3)   Commencement of operations.

(4) Includes net expenses allocated from the Portfolio(s) in which the Fund invests.

(5) Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

(6)   Calculated based upon average shares outstanding.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS             WELLS FARGO ADVANTAGE ALLOCATION FUNDS
--------------------------------------------------------------------------------

1. ORGANIZATION
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust commenced operations on November 8, 1999, and at September 30, 2006, was comprised of 108 separate series (each, a "Fund", collectively, the "Funds"). These financial statements present the Aggressive Allocation Fund (formerly named Strategic Growth Allocation Fund), Asset Allocation Fund, Conservative Allocation Fund (formerly named Strategic Income
Fund), Growth Balanced Fund and Moderate Balanced Fund. These Funds are each a diversified series of the Trust.

      Effective at the close of business on April 8, 2005, the following Acquiring Fund ("Acquiring Fund") acquired substantially all of the net assets of the following Target Fund ("Target Fund") through a tax-free exchange under section 368 of the Internal Revenue Code. The following is a summary of shares outstanding and net assets immediately before and after the reorganization:

                                                       Before Reorganization          After Reorganization
                                                 ----------------------------------   --------------------
                                                   Target Fund      Acquiring Fund
----------------------------------------------------------------------------------------------------------
                                                   Wells Fargo        Wells Fargo         Wells Fargo
                                                      Index              Asset          Advantage Asset
Fund                                             Allocation Fund   Allocation Fund*     Allocation Fund
----------------------------------------------------------------------------------------------------------
  Shares:
    CLASS A                                           2,766,213         46,078,546          48,271,080
----------------------------------------------------------------------------------------------------------
    CLASS B                                             465,070         14,643,440          15,369,750
----------------------------------------------------------------------------------------------------------
    CLASS C                                           1,141,827          2,005,926           3,785,922
----------------------------------------------------------------------------------------------------------
    ADMINISTRATOR CLASS                                       0                  0           1,973,851
----------------------------------------------------------------------------------------------------------
    INSTITUTIONAL CLASS(1)                                    0          1,973,851                   0
----------------------------------------------------------------------------------------------------------
  Net Asset:
----------------------------------------------------------------------------------------------------------
    CLASS A                                        $ 42,259,453     $  888,129,332       $ 930,388,785
----------------------------------------------------------------------------------------------------------
    CLASS B                                           8,506,562        171,504,642         180,011,204
----------------------------------------------------------------------------------------------------------
    CLASS C                                          20,876,141         23,525,974          44,402,115
----------------------------------------------------------------------------------------------------------
    ADMINISTRATOR CLASS                                       0                  0          38,104,327
----------------------------------------------------------------------------------------------------------
    INSTITUTIONAL CLASS(1)                                    0         38,104,327                   0
----------------------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation)           $  9,082,590     $   (4,745,349)      $   4,337,241
----------------------------------------------------------------------------------------------------------
  Accumulated net realized losses                  $ (1,384,879)    $  (27,732,287)      $ (29,117,166)

*     Designates the accounting survivor.

(1) Effective the close of business on April 8, 2005, the Institutional Class of the Wells Fargo Asset Allocation Fund was renamed to the Administrator Class of the Wells Fargo Advantage Asset Allocation Fund.

      The separate classes of shares offered by each Fund differ principally in applicable sales charges and distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

      The Aggressive Allocation Fund, Conservative Allocation Fund, Growth Balanced Fund, and Moderate Balanced Fund each seeks to achieve its investment objective by investing substantially all investable assets in one or more separate diversified portfolios (each, a "Master Portfolio", collectively, the "Master Portfolios") of Wells Fargo Master Trust, a registered open-end management investment company. Each Master Portfolio directly acquires portfolio securities, and a Fund investing in a Master Portfolio acquires an indirect interest in those securities. Each Fund accounts for its investment in the Master Portfolios as partnership investments and records daily its share of the Master Portfolio's income, expenses, and realized and unrealized gains

WELLS FARGO ADVANTAGE ALLOCATION FUNDS             NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

and losses. The financial statements of the Master Portfolios are in this report and should be read in conjunction with each Fund's financial statements. The ownership percentages of each Master Portfolio by the Aggressive Allocation Fund, Conservative Allocation Fund, Growth Balanced Fund and Moderate Balanced Fund are as follows:

                                         Aggressive       Conservative       Growth          Moderate
                                      Allocation Fund   Allocation Fund   Balanced Fund   Balanced Fund
-------------------------------------------------------------------------------------------------------
C&B LARGE CAP VALUE PORTFOLIO                2%                1%              13%              2%
-------------------------------------------------------------------------------------------------------
DISCIPLINED GROWTH PORTFOLIO                 5%                3%              36%              6%
-------------------------------------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO                      1%                1%              11%              2%
-------------------------------------------------------------------------------------------------------
EQUITY VALUE PORTFOLIO                       3%                2%              23%              4%
-------------------------------------------------------------------------------------------------------
INDEX PORTFOLIO                              2%                1%              13%              2%
-------------------------------------------------------------------------------------------------------
INFLATION-PROTECTED BOND PORTFOLIO           2%               12%              30%             11%
-------------------------------------------------------------------------------------------------------
INTERNATIONAL CORE PORTFOLIO                 4%                2%              31%              5%
-------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH PORTFOLIO               2%                1%              17%              3%
-------------------------------------------------------------------------------------------------------
INTERNATIONAL INDEX PORTFOLIO                4%                2%              31%              5%
-------------------------------------------------------------------------------------------------------
INTERNATIONAL VALUE PORTFOLIO                2%                1%              16%              3%
-------------------------------------------------------------------------------------------------------
LARGE CAP APPRECIATION PORTFOLIO             3%                2%              19%              3%
-------------------------------------------------------------------------------------------------------
LARGE COMPANY GROWTH PORTFOLIO               1%                1%               8%              1%
-------------------------------------------------------------------------------------------------------
MANAGED FIXED INCOME PORTFOLIO               3%               20%              51%             18%
-------------------------------------------------------------------------------------------------------
SMALL CAP INDEX PORTFOLIO                    1%                1%              11%              2%
-------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH PORTFOLIO               1%                0%               5%              1%
-------------------------------------------------------------------------------------------------------
SMALL COMPANY VALUE PORTFOLIO                0%                0%               1%              0%
-------------------------------------------------------------------------------------------------------
STABLE INCOME PORTFOLIO                    N/A                20%             N/A              14%
-------------------------------------------------------------------------------------------------------
STRATEGIC SMALL CAP VALUE PORTFOLIO          1%                1%              11%              2%
-------------------------------------------------------------------------------------------------------
TOTAL RETURN BOND PORTFOLIO                  1%                3%               9%              3%
-------------------------------------------------------------------------------------------------------

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

      The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

      The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITY VALUATION

      Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price ("NASDAQ"). If no sales price is shown on the NASDAQ, the bid price will be used. In the absence of any sale of such securities listed on the NASDAQ, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed "stale" and the valuations will be determined in accordance with the Funds' Fair Valuation Procedures.

      Certain fixed income securities with maturities exceeding 60 days are valued by using a pricing service approved by the Trust's Board of Trustees. The service uses market prices as quoted by an independent pricing service or by dealers in these securities when, in the service's judgment, these prices are readily available and are representative of the securities' market values. For some securities, such prices are not readily available. These securities will generally be fair valued using methods which may

NOTES TO FINANCIAL STATEMENTS             WELLS FARGO ADVANTAGE ALLOCATION FUNDS
--------------------------------------------------------------------------------

include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue, indications as to values from dealers in securities, trading characteristics, and general market conditions.

      Debt securities maturing in 60 days or less generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

      Investments in the Master Portfolios are valued daily based upon each Fund's proportionate share of each Master Portfolio's net assets, which are also valued daily. Securities held in the Master Portfolios are valued as discussed in the Notes to Financial Statements of the Master Portfolios, which are included elsewhere in this report.

      Investments which are not valued using any of the methods discussed above are valued at their fair value as determined by procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

      Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily.

      Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

FUTURES CONTRACTS

      The Fund(s) may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the "SEC") for long futures positions, the Fund is required to segregate highly liquid securities as permitted by the SEC in connection with futures transactions in an amount generally equal to the value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities. At September 30, 2006, the following Fund(s) held futures contracts:

                                                                                                        Net Unrealized
                                                                        Expiration        Notional       Appreciation
Fund                            Contracts            Type                  Date            Amount       (Depreciation)
----------------------------------------------------------------------------------------------------------------------
AGGRESSIVE ALLOCATION FUND        99 Long        S&P 500 Index         December 2006    $ 32,817,263     $    481,388
                                300 Short       US Treasury Bond       December 2006      33,150,654         (571,222)
----------------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION FUND            868 Long        S&P 500 Index         December 2006     287,755,038        4,196,764
                                 159 Long   US 20 Year Treasury Bond   December 2006      17,618,469          254,125
                               2487 Short   US 20 Year Treasury Bond   December 2006     274,813,567       (4,740,776)
----------------------------------------------------------------------------------------------------------------------
CONSERVATIVE ALLOCATION FUND      76 Long        S&P 500 Index         December 2006      25,193,050          369,550
                                227 Short       US Treasury Bond       December 2006      25,076,477         (439,743)
----------------------------------------------------------------------------------------------------------------------
GROWTH BALANCED FUND             926 Long        S&P 500 Index         December 2006     306,979,775        4,480,325
                               2784 Short   US 20 Year Treasury Bond   December 2006     307,628,687       (5,310,313)
----------------------------------------------------------------------------------------------------------------------
MODERATE BALANCED FUND           171 Long        S&P 500 Index         December 2006      56,677,050          838,800
                                517 Short   US 20 Year Treasury Bond   December 2006      57,115,816         (998,215)
----------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS

      Net investment income, if any, is declared and distributed to shareholders annually, with the exception of the Asset Allocation Fund, for which net investment income, if any, is declared and distributed to shareholders quarterly. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

      For federal income tax purposes, a Fund may designate as capital gains distributions the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

      Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

WELLS FARGO ADVANTAGE ALLOCATION FUNDS             NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      At September 30, 2006, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

                               Undistributed Net   Undistributed Net
Fund                           Investment Income   Realized Gain/Loss   Paid-in Capital
---------------------------------------------------------------------------------------
AGGRESSIVE ALLOCATION FUND         $ (16,308)          $  21,202           $  (4,894)
---------------------------------------------------------------------------------------
ASSET ALLOCATION FUND                 93,979            (769,039)            675,060
---------------------------------------------------------------------------------------
CONSERVATIVE ALLOCATION FUND          46,743             (10,310)            (36,433)
---------------------------------------------------------------------------------------
GROWTH BALANCED FUND                 (51,602)            151,304             (99,702)
---------------------------------------------------------------------------------------
MODERATE BALANCED FUND                34,300             (16,171)            (18,129)
---------------------------------------------------------------------------------------

FEDERAL INCOME TAXES

      Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code (the "Code"), and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at September 30, 2006.

SECURITY LOANS

      The Fund(s) may loan securities in return for securities, irrevocable letters of credit or cash collateral, which is invested in various short-term fixed income securities. A Fund may receive compensation for lending securities in the form of fees or by retaining a portion of interest on the investment securities or cash received as collateral. A Fund also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into. The collateral supporting loans of domestic and foreign equity securities and corporate bonds are remarked daily while collateral supporting loans of U.S. Government securities are remarked back to 102% only if the given collateral falls below 100% of the market value of the securities loans plus any accrued interest. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Fund. The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. Wells Fargo Bank, N.A., the Funds' custodian, acts as the securities lending agent for the Funds and receives for its services 30% of the revenues earned on the securities lending activities and incurs all expenses. The value of the securities on loan and the value of the related collateral at September 30, 2006, are shown on the Statements of Assets and Liabilities.

3. EXPENSES
--------------------------------------------------------------------------------

ADVISORY FEES

      The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management.

      Pursuant to the contract, Funds Management is entitled to receive an advisory fee for its services as adviser. Funds Management may retain the services of certain investment subadvisers to provide daily portfolio management. The fees related to subadvisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser. Funds Management and the investment subadviser(s) are entitled to be paid a monthly fee at the following annual rates:

                                         Advisory Fees                                          Subadvisory Fees*
                    Average Daily        (% of Average                       Average Daily        (% of Average
Fund                 Net Assets        Daily Net Assets)     Subadviser        Net Assets       Daily Net Assets)
-----------------------------------------------------------------------------------------------------------------
AGGRESSIVE          All asset levels         0.250         Wells Capital   First $250 million         0.100
ALLOCATION FUND                                              Management     Over $250 million         0.050
                                                            Incorporated
-----------------------------------------------------------------------------------------------------------------
ASSET             First $500 million         0.650         Wells Capital   First $100 million         0.150
ALLOCATION FUND    Next $500 million         0.600           Management     Next $100 million         0.125
                     Next $2 billion         0.550          Incorporated    Over $200 million         0.100
                     Next $2 billion         0.525
                     Over $5 billion         0.500
-----------------------------------------------------------------------------------------------------------------
CONSERVATIVE        All asset levels         0.250         Wells Capital   First $250 million         0.100
ALLOCATION FUND                                              Management     Over $250 million         0.050
                                                            Incorporated
-----------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS             WELLS FARGO ADVANTAGE ALLOCATION FUNDS
--------------------------------------------------------------------------------

                                              Advisory Fees                                          Subadvisory Fees*
                          Average Daily       (% of Average                       Average Daily        (% of Average
Fund                        Net Assets      Daily Net Assets)     Subadviser        Net Assets       Daily Net Assets)
----------------------------------------------------------------------------------------------------------------------
GROWTH                   All asset levels         0.250         Wells Capital   First $250 million         0.100
BALANCED FUND                                                     Management     Over $250 million         0.050
                                                                 Incorporated
----------------------------------------------------------------------------------------------------------------------
MODERATE BALANCED FUND   All asset levels         0.250         Wells Capital   First $250 million         0.100
                                                                  Management     Over $250 million         0.050
                                                                 Incorporated

* Effective January 1, 2006. Prior to January 1, 2006, Subadviser(s) were entitled to to be paid a monthly fee at the following rate:

                                                                              Subadvisory Fees
                                                            Average Daily      (% of Average
Fund                                  Subadviser             Net Assets      Daily Net Assets)
----------------------------------------------------------------------------------------------
AGGRESSIVE ALLOCATION FUND     Wells Capital Management   All asset levels         0.050
                                     Incorporated
----------------------------------------------------------------------------------------------
ASSET ALLOCATION FUND          Wells Capital Management    First $1 billion        0.150
                                     Incorporated           Over $1 billion        0.100
----------------------------------------------------------------------------------------------
CONSERVATIVE ALLOCATION FUND   Wells Capital Management   All asset levels         0.050
                                     Incorporated
----------------------------------------------------------------------------------------------
GROWTH BALANCED FUND           Wells Capital Management   All asset levels         0.050
                                     Incorporated
----------------------------------------------------------------------------------------------
MODERATE BALANCED FUND         Wells Capital Management   All asset levels         0.050
                                     Incorporated
----------------------------------------------------------------------------------------------

      For each Fund that is invested in multiple Master Portfolios, Funds Management is entitled to receive an investment advisory fee of 0.25% of each Fund's average daily net assets for providing advisory services, including the determination of the asset allocations of each Fund's investments in the various Master Portfolios.

ADMINISTRATION AND TRANSFER AGENT FEES

      The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive the following annual fees:

                                                                  Admin Fees
                                           Average Daily        (% of Average
                                            Net Assets         Daily Net Assets)
--------------------------------------------------------------------------------
FUND LEVEL                               First $5 billion            0.05
                                          Next $5 billion            0.04
                                         Over $10 billion            0.03
--------------------------------------------------------------------------------
CLASS A                                  All asset levels            0.28
--------------------------------------------------------------------------------
CLASS B                                  All asset levels            0.28
--------------------------------------------------------------------------------
CLASS C                                  All asset levels            0.28
--------------------------------------------------------------------------------
ADMINISTRATOR CLASS                      All asset levels            0.10
--------------------------------------------------------------------------------

      The Trust has entered into an agreement with Boston Financial Data Services ("BFDS") as the transfer agent for the Trust. BFDS is entitled to receive fees from the administrator for its services as transfer agent.

CUSTODY FEES

      The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services. Pursuant to the contract, WFB is entitled to a monthly fee for custody services at the following annual rates:

                                                                  % of Average
Fund                                                            Daily Net Assets
--------------------------------------------------------------------------------
ASSET ALLOCATION FUND                                                 0.02
--------------------------------------------------------------------------------

      WFB does not receive a custodial fee for any Fund that invests its assets solely in one or more Master Portfolios or other investment companies.

WELLS FARGO ADVANTAGE ALLOCATION FUNDS             NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

SHAREHOLDER SERVICING FEES

      The Trust has entered into contracts with one or more shareholder servicing agents, whereby each Fund is charged the following annual fees:

                                                                  % Of Average
Share Class                                                     Daily Net Assets
--------------------------------------------------------------------------------
CLASS A, CLASS B AND CLASS C                                          0.25
--------------------------------------------------------------------------------
ADMINISTRATOR CLASS                                                   0.25

      For the year ended September 30, 2006, shareholder servicing fees paid were as follows:

                                                                         Administrator
Fund                                Class A      Class B     Class C         Class
--------------------------------------------------------------------------------------
AGGRESSIVE ALLOCATION FUND                N/A         N/A        N/A     $     523,386
--------------------------------------------------------------------------------------
ASSET ALLOCATION FUND             $ 2,232,058   $ 333,739   $ 95,775           132,888
--------------------------------------------------------------------------------------
CONSERVATIVE ALLOCATION FUND              N/A         N/A        N/A         1,166,102
--------------------------------------------------------------------------------------
GROWTH BALANCED FUND                  152,220     199,289     42,823         4,631,106
--------------------------------------------------------------------------------------
MODERATE BALANCED FUND                 13,202       8,131      3,339         1,394,589
--------------------------------------------------------------------------------------

DISTRIBUTION FEES

      The Trust has adopted a Distribution Plan (the "Plan") for Class B and Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC at an annual rate of 0.75% of average daily net assets.

      For the year ended September 30, 2006, distribution fees incurred are disclosed on the Statements of Operations.

OTHER FEES

      PFPC, Inc. ("PFPC") serves as fund accountant for the Trust and is entitled to receive an annual asset based fee and an annual fixed fee from each Fund. PFPC is also entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

WAIVED FEES AND REIMBURSED EXPENSES

      All amounts shown as waived fees or reimbursed expenses on the Statements of Operations, for the year ended September 30, 2006, were waived by Funds Management, first from advisory fees, and then any remaining amount consecutively from administration, custody and shareholder servicing fees collected, if any.

                                             Net Operating Expense Ratios
                                             ----------------------------
Fund                              Class A   Class B   Class C   Administrator Class
-----------------------------------------------------------------------------------
AGGRESSIVE ALLOCATION FUND          N/A       N/A       N/A            1.00%
-----------------------------------------------------------------------------------
ASSET ALLOCATION FUND              1.15%     1.90%     1.90%           0.90%
-----------------------------------------------------------------------------------
CONSERVATIVE ALLOCATION FUND        N/A       N/A       N/A            0.85%
-----------------------------------------------------------------------------------
GROWTH BALANCED FUND               1.20%     1.95%     1.95%           0.95%
-----------------------------------------------------------------------------------
MODERATE BALANCED FUND             1.15%     1.90%     1.90%           0.90%
-----------------------------------------------------------------------------------

4. INVESTMENT PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

      Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) and U.S. Government obligations for the year ended September 30, 2006, were as follows:

Fund                                        Purchases at Cost    Sales Proceeds
--------------------------------------------------------------------------------
AGGRESSIVE ALLOCATION FUND*                 $     149,366,051   $   144,898,835
--------------------------------------------------------------------------------
ASSET ALLOCATION FUND                             111,176,996       194,448,816
--------------------------------------------------------------------------------
CONSERVATIVE ALLOCATION FUND*                     604,524,249       555,400,894
--------------------------------------------------------------------------------
GROWTH BALANCED FUND*                           1,823,605,586     1,739,607,132
--------------------------------------------------------------------------------
MODERATE BALANCED FUND*                           592,627,072       551,904,573
--------------------------------------------------------------------------------

* These Funds seek to achieve their investment objective by investing some or all of their investable assets in one or more Master Portfolios. Purchases and sales related to these investments have been calculated by aggregating the results of multiplying such Fund's ownership percentage of the respective Master Portfolio by the corresponding Master Portfolio's purchases and sales.

NOTES TO FINANCIAL STATEMENTS             WELLS FARGO ADVANTAGE ALLOCATION FUNDS
--------------------------------------------------------------------------------

5. BANK BORROWINGS
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust and Wells Fargo Variable Trust (excluding the money market funds) share in a revolving Credit Agreement with The Bank of New York, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. The agreement permits borrowings of up to $150 million, collectively. Interest is charged to each Fund based on its borrowing at a rate equal to the Federal Funds Rate plus 0.40%. In addition, the Funds pay a quarterly commitment fee equal to 0.1% per annum of the credit line. For the year ended September 30, 2006, there were no borrowings by Allocation Funds under the agreement.

6. DISTRIBUTION TO SHAREHOLDERS
--------------------------------------------------------------------------------

      The tax character of distributions paid during the years ended September 30, 2006, and September 30, 2005, was as follows:

                                                             Long-Term           Dividends Paid
                           Ordinary Income                 Capital Gain          on Redemptions              Total
                     ---------------------------   ---------------------------   --------------   --------------------------
Fund                     2006           2005           2006           2005       2006      2005       2006          2005
----------------------------------------------------------------------------------------------------------------------------
AGGRESSIVE
ALLOCATION FUND      $  3,632,317   $  2,121,971   $  3,902,819   $          0   $  0       $ 0   $  7,535,136   $ 2,121,971
----------------------------------------------------------------------------------------------------------------------------
ASSET
ALLOCATION FUND        34,645,822     48,643,851              0         50,800      0         0     34,645,822    48,694,651
----------------------------------------------------------------------------------------------------------------------------
CONSERVATIVE
ALLOCATION FUND        15,512,674      8,953,894      7,651,704      4,886,634      0         0     23,164,378    13,840,528
----------------------------------------------------------------------------------------------------------------------------
GROWTH
BALANCED FUND          58,093,995     32,087,268     86,863,740     14,081,418      0         0    144,957,735    46,168,686
----------------------------------------------------------------------------------------------------------------------------
MODERATE
BALANCED FUND          18,898,541     10,384,669     23,868,493     16,188,633      0         0     42,767,034    26,573,302
----------------------------------------------------------------------------------------------------------------------------

      As of September 30, 2006, the components of distributable earnings on a tax basis are shown in the table below. The difference between book basis and tax basis appreciation is attributable primarily to the tax deferral of loses on wash sales, mark-to-market and straddle loss deferred adjustment.

                                                           Unrealized
                       Undistributed     Undistributed    Appreciation    Capital Loss
Fund                  Ordinary Income   Long-Term Gain   (Depreciation)   Carryforward       Total
------------------------------------------------------------------------------------------------------
AGGRESSIVE
ALLOCATION FUND*        $  3,660,919     $  6,468,027     $  19,775,472        $ 0       $  29,904,418
------------------------------------------------------------------------------------------------------
ASSET
ALLOCATION FUND            3,434,043                0        41,838,627          0          45,272,670
------------------------------------------------------------------------------------------------------
CONSERVATIVE
ALLOCATION FUND*           6,924,143        3,956,532        11,152,779          0          22,033,454
------------------------------------------------------------------------------------------------------
GROWTH
BALANCED FUND*            39,000,332       58,870,426       185,616,450          0         283,487,208
------------------------------------------------------------------------------------------------------
MODERATE
BALANCED FUND*            10,485,569       12,362,155        46,320,506          0          69,168,230
------------------------------------------------------------------------------------------------------

*     The amounts shown are based on the Fund's tax year ended May 31, 2006.

7. NEW ACCOUNTING PRONOUNCEMENTS
--------------------------------------------------------------------------------

      In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006 (January 1, 2007 for calendar-year companies), with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. As of September 30, 2006, Management does not believe the impact of the adoption of FIN 48 will be material to the financial statements.

      In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2006, Management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

                                                REPORT OF INDEPENDENT REGISTERED
WELLS FARGO ADVANTAGE ALLOCATION FUNDS                    PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

      We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Aggressive Allocation Fund, Asset Allocation Fund, Conservative Allocation Fund, Growth Balanced Fund, and Moderate Balanced Fund (collectively the "Funds"), five of the funds constituting the Wells Fargo Funds Trust, as of September 30, 2006, and the related statements of operations for the year then ended, statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of the Wells Fargo Funds Trust as of September 30, 2006, the results of their operations, the changes in their net assets and their financial highlights for the periods presented, in conformity with U.S. generally accepted accounting principles.

                                                       /s/ KPMG LLP
Philadelphia, Pennsylvania
November 21, 2006

OTHER INFORMATION (UNAUDITED)             WELLS FARGO ADVANTAGE ALLOCATION FUNDS
--------------------------------------------------------------------------------

TAX INFORMATION

      Pursuant to Section 854(b)(2) of the Internal Revenue Code, the Asset Allocation Fund designates 44.15% of the ordinary income dividends distributed during the year as qualifying for the corporate dividend-received deduction.

      Pursuant to Section 1(h)(11) of the Internal Revenue Code, the Fund(s) listed below designate the following amount(s) of their income dividends paid during the year ended September 30, 2006, as qualified dividend income (QDI):

Fund                                                                  QDI
-------------------------------------------------------------------------------
ASSET ALLOCATION FUND                                            $ 15,347,953
-------------------------------------------------------------------------------

      Pursuant to Section 871(k)(1)(C) of the Code, the Fund(s) designate the following amount(s) of their income dividends paid during the year ended September 30, 2006, as interest-related dividends:

                                                               Interest-Related
Fund                                                               Dividends
-------------------------------------------------------------------------------
ASSET ALLOCATION FUND                                            $ 14,353,608
-------------------------------------------------------------------------------

      Pursuant to Section 871(k)(2)(c) of the Internal Revenue Code, the Fund(s) listed below designates the following amounts as short-term capital gain dividends for the year ended September 30, 2006:

                                                                  Short-Term
Fund                                                             Capital Gain
-------------------------------------------------------------------------------
ASSET ALLOCATION FUND                                               $ 675,429
-------------------------------------------------------------------------------

THIS PAGE IS INTENTIONALLY LEFT BLANK --

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   C&B LARGE CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 96.42%

APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 3.38%
        435,900    JONES APPAREL GROUP INCORPORATED                                                                 $    14,140,596
        196,000    VF CORPORATION                                                                                        14,298,200

                                                                                                                         28,438,796
                                                                                                                    ---------------

BUSINESS SERVICES - 5.15%
        774,300    MICROSOFT CORPORATION                                                                                 21,161,619
        237,000    OMNICOM GROUP INCORPORATED                                                                            22,183,200

                                                                                                                         43,344,819
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 5.22%
        565,700    AVON PRODUCTS INCORPORATED                                                                            17,344,362
        318,000    COLGATE-PALMOLIVE COMPANY                                                                             19,747,800
         49,050    HENKEL KGAA                                                                                            6,840,356

                                                                                                                         43,932,518
                                                                                                                    ---------------

COMMUNICATIONS - 2.93%
      1,078,575    VODAFONE GROUP PLC ADR<<                                                                              24,656,225
                                                                                                                    ---------------

DEPOSITORY INSTITUTIONS - 7.66%
        492,860    BANK OF AMERICA CORPORATION                                                                           26,402,510
        342,000    JPMORGAN CHASE & COMPANY                                                                              16,060,320
        353,000    STATE STREET CORPORATION                                                                              22,027,200

                                                                                                                         64,490,030
                                                                                                                    ---------------

EATING & DRINKING PLACES - 4.94%
        456,000    ARAMARK CORPORATION CLASS B                                                                           14,984,160
        679,000    MCDONALD'S CORPORATION                                                                                26,562,480

                                                                                                                         41,546,640
                                                                                                                    ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 8.42%
        863,120    AMERICAN POWER CONVERSION CORPORATION<<                                                               18,954,115
        668,300    FLEXTRONICS INTERNATIONAL LIMITED+                                                                     8,447,312
        479,000    GENERAL ELECTRIC COMPANY                                                                              16,908,700
        469,132    MOLEX INCORPORATED CLASS A                                                                            15,439,134
        566,000    NOKIA OYJ ADR                                                                                         11,144,540

                                                                                                                         70,893,801
                                                                                                                    ---------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 2.03%
        278,900    QUEST DIAGNOSTICS INCORPORATED                                                                        17,057,524
                                                                                                                    ---------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 1.49%
        280,200    ILLINOIS TOOL WORKS INCORPORATED                                                                      12,580,980
                                                                                                                    ---------------

FOOD & KINDRED PRODUCTS - 3.24%
        271,900    ANHEUSER-BUSCH COMPANIES INCORPORATED                                                                 12,917,969
        201,500    DIAGEO PLC ADR                                                                                        14,314,560

                                                                                                                         27,232,529
                                                                                                                    ---------------

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   C&B LARGE CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
GENERAL MERCHANDISE STORES - 1.93%
        820,200    BIG LOTS INCORPORATED<<+                                                                         $    16,248,162
                                                                                                                    ---------------

HEALTH SERVICES - 1.60%
        270,000    HCA INCORPORATED                                                                                      13,470,300
                                                                                                                    ---------------

HOLDING & OTHER INVESTMENT OFFICES - 2.38%
          6,300    BERKSHIRE HATHAWAY INCORPORATED CLASS B<<+                                                            19,996,200
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 7.85%
        536,700    DELL INCORPORATED+                                                                                    12,258,228
        488,000    DOVER CORPORATION                                                                                     23,150,720
        201,000    EATON CORPORATION                                                                                     13,838,850
        379,700    PITNEY BOWES INCORPORATED                                                                             16,847,289

                                                                                                                         66,095,087
                                                                                                                    ---------------

INSURANCE AGENTS, BROKERS & SERVICE - 2.10%
        466,300    WILLIS GROUP HOLDINGS LIMITED                                                                         17,719,400
                                                                                                                    ---------------

INSURANCE CARRIERS - 6.46%
        350,000    ALLSTATE CORPORATION                                                                                  21,955,500
        197,190    AMERICAN INTERNATIONAL GROUP INCORPORATED                                                             13,065,809
        314,800    MBIA INCORPORATED<<                                                                                   19,341,312

                                                                                                                         54,362,621
                                                                                                                    ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 5.13%
        434,000    BAXTER INTERNATIONAL INCORPORATED                                                                     19,729,640
        127,000    BECTON DICKINSON & COMPANY                                                                             8,975,090
        978,200    BOSTON SCIENTIFIC CORPORATION+                                                                        14,467,578

                                                                                                                         43,172,308
                                                                                                                    ---------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 5.38%
        554,400    HASBRO INCORPORATED                                                                                   12,612,600
        174,500    JOHNSON & JOHNSON                                                                                     11,332,030
        762,700    TYCO INTERNATIONAL LIMITED                                                                            21,347,973

                                                                                                                         45,292,603
                                                                                                                    ---------------

MISCELLANEOUS RETAIL - 1.38%
        418,685    ZALE CORPORATION+                                                                                     11,614,322
                                                                                                                    ---------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 6.46%
        491,800    AMERICAN EXPRESS COMPANY                                                                              27,580,144
        417,000    COUNTRYWIDE FINANCIAL CORPORATION<<                                                                   14,611,680
        184,000    FREDDIE MAC                                                                                           12,204,720

                                                                                                                         54,396,544
                                                                                                                    ---------------

PAPER & ALLIED PRODUCTS - 2.53%
        325,299    KIMBERLY-CLARK CORPORATION                                                                            21,261,543
                                                                                                                    ---------------

PETROLEUM REFINING & RELATED INDUSTRIES - 2.87%
        360,000    EXXON MOBIL CORPORATION                                                                               24,156,000
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   C&B LARGE CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
PRIMARY METAL INDUSTRIES - 1.08%
        189,000    HUBBELL INCORPORATED CLASS B<<                                                                   $     9,053,100
                                                                                                                    ---------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 1.64%
        243,300    GANNETT COMPANY INCORPORATED                                                                          13,826,739
                                                                                                                    ---------------

TRANSPORTATION EQUIPMENT - 1.04%
        121,700    GENERAL DYNAMICS CORPORATION                                                                           8,722,239
                                                                                                                    ---------------

WATER TRANSPORTATION - 2.13%
        380,500    CARNIVAL CORPORATION<<                                                                                17,894,915
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $744,491,669)                                                                                 811,455,945
                                                                                                                    ---------------

WARRANTS - 0.00%
            560    RAYTHEON COMPANY+                                                                                          7,991

TOTAL WARRANTS (COST $0)                                                                                                      7,991
                                                                                                                    ---------------

COLLATERAL FOR SECURITIES LENDING - 3.38%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.06%
        530,527    SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                          530,527
                                                                                                                    ---------------

                                                                                        INTEREST
PRINCIPAL                                                                                 RATE      MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 3.32%
$        77,961    ALLIANCE & LEICESTER PLC                                               5.47%       10/25/2006             77,699
        110,392    AMERICAN GENERAL FINANCE CORPORATION+/-++                              5.36        10/15/2007            110,445
         12,266    AQUINAS FUNDING LLC++                                                  5.36        12/11/2006             12,141
        306,645    ATLAS CAPITAL FUNDING CORPORATION+/-++                                 5.31        10/20/2006            306,645
        613,289    ATLAS CAPITAL FUNDING CORPORATION+/-++                                 5.31        11/03/2006            613,289
        306,645    ATLAS CAPITAL FUNDING CORPORATION+/-++                                 5.31        12/22/2006            306,645
        306,645    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-++                      5.31        04/25/2007            306,657
        337,076    ATOMIUM FUNDING CORPORATION++                                          5.38        11/03/2006            335,502
        306,645    BANCO SANTANDER TOTTA LN+/-++                                          5.33        10/16/2007            306,636
        306,645    BANK OF AMERICA NA SERIES BKNT+/-                                      5.42        06/19/2007            306,685
        202,386    BANK ONE NA ILLINOIS SERIES BKNT+/-                                    5.55        01/12/2007            202,450
        367,974    BEAR STEARNS & COMPANY+/-                                              5.43        10/04/2006            367,974
         73,595    BEAR STEARNS & COMPANY SERIES MTNB+/-                                  5.66        01/16/2007             73,640
        140,897    BUCKINGHAM CDO LLC                                                     5.31        10/18/2006            140,569
        306,645    BUCKINGHAM III CDO LLC++                                               5.33        10/27/2006            305,525
        306,645    BUCKINGHAM III CDO LLC++                                               5.36        12/15/2006            303,348
         12,266    CAIRN HIGH GRADE FUNDING I LLC++                                       5.33        10/11/2006             12,250
         41,090    CAIRN HIGH GRADE FUNDING I LLC                                         5.32        10/26/2006             40,946
        245,316    CAIRN HIGH GRADE FUNDING I LLC++                                       5.33        11/14/2006            243,778
         70,516    CANCARA ASSET SECURITIZATION LLC++                                     5.33        10/04/2006             70,496
        140,370    CEDAR SPRINGS CAPITAL COMPANY++                                        5.28        10/03/2006            140,349
        226,304    CEDAR SPRINGS CAPITAL COMPANY                                          5.35        11/17/2006            224,788
        112,907    CEDAR SPRINGS CAPITAL COMPANY                                          5.35        12/06/2006            111,841
        613,289    CHEYNE FINANCE LLC++                                                   5.32        10/12/2006            612,394
        613,289    CHEYNE FINANCE LLC                                                     5.30        10/13/2006            612,302
        306,645    CHEYNE FINANCE LLC SERIES MTN+/-++                                     5.47        07/16/2007            306,657

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   C&B LARGE CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$     2,845,428    CITIGROUP REPURCHASE AGREEMENT (MATURITY VALUE $2,846,713)             5.42%       10/02/2006    $     2,845,428
        368,342    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED++                     5.32        10/11/2006            367,855
         61,329    CULLINAN FINANCE CORPORATION                                           5.33        10/06/2006             61,293
         13,492    CULLINAN FINANCE CORPORATION++                                         5.34        10/12/2006             13,473
          9,813    CULLINAN FINANCE CORPORATION++                                         5.35        10/23/2006              9,783
        306,645    CULLINAN FINANCE CORPORATION SERIES MTN+/-++                           5.37        11/15/2006            306,675
        613,289    CULLINAN FINANCE CORPORATION SERIES MTN2+/-++                          5.29        06/25/2007            613,247
        306,645    DEER VALLEY FUNDING LLC                                                5.31        10/12/2006            306,197
         12,266    EDISON ASSET SECURITIZATION LLC                                        5.44        12/11/2006             12,141
        769,911    FAIRWAY FINANCE CORPORATION++                                          5.38        10/02/2006            769,911
         22,115    FAIRWAY FINANCE CORPORATION                                            5.35        10/23/2006             22,048
      3,679,737    FIRST BOSTON REPURCHASE AGREEMENT (MATURITY VALUE $3,681,402)          5.43        10/02/2006          3,679,737
         62,065    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                         5.36        10/12/2006             61,974
         26,985    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                       5.50        10/27/2006             26,886
         15,332    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                         5.46        11/06/2006             15,254
        179,976    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                       5.34        11/15/2006            178,820
         15,332    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                         5.49        11/27/2006             15,207
         19,625    GEMINI SECURITIZATION LLC++                                            5.35        10/30/2006             19,545
        297,323    GEORGE STREET FINANCE LLC++                                            5.36        10/12/2006            296,889
        492,839    GEORGE STREET FINANCE LLC++                                            5.33        10/16/2006            491,829
        256,048    GOLDMAN SACHS GROUP INCORPORATED SERIES MTNB+/-                        5.66        10/27/2006            256,100
        176,014    GOLDMAN SACHS GROUP INCORPORATED SERIES MTNB+/-                        5.46        03/30/2007            176,148
         36,797    GRAMPIAN FUNDING LLC++                                                 5.23        10/02/2006             36,797
         24,532    HARRIER FINANCE FUNDING LLC SERIES MTN+/-++                            5.48        05/15/2007             24,540
         42,930    HBOS TREASURY SERVICES PLC+/-++                                        5.58        01/12/2007             42,955
        172,028    HSBC BANK USA+/-                                                       5.41        12/14/2006            172,057
        429,303    IBM CORPORATION SERIES MTN+/-                                          5.36        06/28/2007            429,526
         30,898    ING AMERICA INSURANCE HOLDINGS INCORPORATED                            5.33        10/10/2006             30,861
        797,276    ING USA ANNUITY & LIFE INSURANCE+/-                                    5.40        09/17/2007            797,276
        306,645    INTESA BANK IRELAND PLC SERIES BKNT+/-++                               5.33        10/25/2007            306,617
         44,157    JUPITER SECURITIZATION CORPORATION++                                   5.34        10/13/2006             44,086
        149,643    K2 (USA) LLC                                                           5.34        11/10/2006            148,791
        183,987    KAUPTHING BANK SERIES MTN+/-++                                         5.39        03/20/2007            183,873
         43,568    KESTREL FUNDING (US) LLC++                                             5.36        10/05/2006             43,549
         52,596    KESTREL FUNDING (US) LLC                                               5.35        10/06/2006             52,565
        113,336    KLIO FUNDING CORPORATION++                                             5.39        11/03/2006            112,807
        247,058    KLIO III FUNDING CORPORATION++                                         5.30        10/19/2006            246,445
        214,222    KLIO III FUNDING CORPORATION++                                         5.41        10/20/2006            213,661
         21,428    LIBERTY STREET FUNDING CORPORATION                                     5.35        10/25/2006             21,356
         24,532    LIBERTY STREET FUNDING CORPORATION                                     5.34        11/15/2006             24,374
        306,645    LIQUID FUNDING LIMITED                                                 5.34        10/10/2006            306,286
        183,987    LIQUID FUNDING LIMITED+/-++                                            5.29        12/01/2006            183,987
        306,645    LIQUID FUNDING LIMITED++                                               5.35        12/07/2006            303,704
        183,987    LIQUID FUNDING LIMITED                                                 5.49        12/28/2006            181,661
         73,595    LIQUID FUNDING LIMITED SERIES MTN+/-++                                 5.34        02/20/2007             73,606

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   C&B LARGE CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$       122,658    MBIA GLOBAL FUNDING LLC+/-++                                           5.33%       02/20/2007    $       122,664
        616,356    MERRILL LYNCH & COMPANY SERIES MTN+/-                                  5.66        10/27/2006            616,467
         18,399    MONT BLANC CAPITAL CORPORATION                                         5.35        10/27/2006             18,332
        367,974    MORGAN STANLEY+/-                                                      5.45        10/10/2006            367,974
         69,302    MORGAN STANLEY+/-                                                      5.50        11/09/2006             69,312
         73,227    MORGAN STANLEY+/-                                                      5.55        11/24/2006             73,249
        206,372    MORGAN STANLEY+/-                                                      5.64        01/12/2007            206,471
        306,645    MORGAN STANLEY+/-                                                      5.61        07/27/2007            306,994
         56,729    MORGAN STANLEY SERIES EXL+/-                                           5.39        10/15/2007             56,738
         67,462    NATIONWIDE BUILDING SOCIETY+/-++                                       5.51        12/11/2006             67,487
        219,742    NATIONWIDE BUILDING SOCIETY+/-++                                       5.61        07/20/2007            220,010
        171,721    NIEUW AMSTERDAM RECEIVABLES CORPORATION                                5.34        10/02/2006            171,721
         13,137    NORTH SEA FUNDING LLC                                                  5.42        10/23/2006             13,096
        192,144    NORTH SEA FUNDING LLC                                                  5.33        11/09/2006            191,079
        613,289    NORTHERN ROCK PLC+/-++SS.                                              5.33        11/05/2007            613,351
        183,987    PARAGON MORTGAGES PLC SERIES 12A+/-++                                  5.31        10/15/2006            183,987
         49,615    RACERS TRUST SERIES 2004-6-MM+/-++                                     5.35        09/22/2006             49,622
        489,822    REGENCY MARKETS #1 LLC++                                               5.34        10/06/2006            489,533
         23,747    REGENCY MARKETS #1 LLC++                                               5.34        10/16/2006             23,698
        613,289    SCALDIS CAPITAL LIMITED                                                5.32        10/31/2006            610,689
        245,316    SLM CORPORATION+/-++                                                   5.33        10/12/2007            245,380
        208,518    STANFIELD VICTORIA FUNDING LLC                                         5.40        11/27/2006            206,819
        141,829    TANGO FINANCE CORPORATION SERIES MTN+/-++                              5.39        10/25/2006            141,834
        293,434    THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++                   5.30        10/06/2006            293,261
         13,689    THUNDER BAY FUNDING LLC++                                              5.34        10/31/2006             13,631
         14,400    TICONDEROGA FUNDING LLC++                                              5.35        10/12/2006             14,379
         70,909    TRAVELERS INSURANCE COMPANY+/-                                         5.40        02/09/2007             70,907
        306,645    UNICREDITO ITALIANO BANK (IRELAND) SERIES EXL+/-++                     5.34        06/15/2007            306,651
        306,645    UNICREDITO ITALIANO BANK (IRELAND) SERIES LIB+/-++                     5.34        03/09/2007            306,694
        404,771    UNITEDHEALTH GROUP INCORPORATED                                        5.42        10/31/2006            403,055
         24,532    VERSAILLES CDS LLC++                                                   5.35        10/20/2006             24,467
        184,453    WHISTLEJACKET CAPITAL LIMITED                                          5.31        10/16/2006            184,075
         58,042    WHITE PINE FINANCE LLC                                                 5.30        10/02/2006             58,042
        214,627    WHITE PINE FINANCE LLC                                                 5.31        10/16/2006            214,183

                                                                                                                         27,935,323
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $28,465,850)                                                               28,465,850
                                                                                                                    ---------------

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   C&B LARGE CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
SHORT-TERM INVESTMENTS - 4.28%
     35,977,814    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                     $    35,977,814
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $35,977,814)                                                                          35,977,814
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $808,935,333)*                                 104.08%                                                        $   875,907,600

OTHER ASSETS AND LIABILITIES, NET                     (4.08)                                                            (34,361,555)
                                                     ------                                                         ---------------

TOTAL NET ASSETS                                     100.00%                                                        $   841,546,045
                                                     ======                                                         ===============

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+     NON-INCOME EARNING SECURITIES.

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

SS. THESE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE EFFECTIVE MATURITY.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

+++   SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $35,977,814.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $809,110,745 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

         GROSS UNREALIZED APPRECIATION                     $ 91,001,751
         GROSS UNREALIZED DEPRECIATION                      (24,204,896)
                                                           ------------
         NET UNREALIZED APPRECIATION (DEPRECIATION)        $ 66,796,855

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   DISCIPLINED GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SHARES            SECURITY NAME                                                                                          VALUE
COMMON STOCKS - 97.85%

AMUSEMENT & RECREATION SERVICES - 2.84%
        128,000   INTERNATIONAL GAME TECHNOLOGY                                                                     $     5,312,000
                                                                                                                    ---------------
APPAREL & ACCESSORY STORES - 5.45%
         62,700   KOHL'S CORPORATION+                                                                                     4,070,484
        144,600   NORDSTROM INCORPORATED                                                                                  6,116,580

                                                                                                                         10,187,064
                                                                                                                    ---------------
BUSINESS SERVICES - 14.02%
        240,400   BEA SYSTEMS INCORPORATED+                                                                               3,654,080
         55,000   COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION CLASS A+                                                     4,073,300
        152,000   ELECTRONIC DATA SYSTEMS CORPORATION                                                                     3,727,040
         88,900   FISERV INCORPORATED+                                                                                    4,186,301
        236,200   MICROSOFT CORPORATION                                                                                   6,455,346
         44,200   OMNICOM GROUP INCORPORATED                                                                              4,137,120

                                                                                                                         26,233,187
                                                                                                                    ---------------
CHEMICALS & ALLIED PRODUCTS - 9.68%
         81,900   BIOGEN IDEC INCORPORATED+                                                                               3,659,292
         56,900   FOREST LABORATORIES INCORPORATED<<+                                                                     2,879,709
         79,700   GILEAD SCIENCES INCORPORATED<<+                                                                         5,475,390
         98,300   PROCTER & GAMBLE COMPANY                                                                                6,092,634

                                                                                                                         18,107,025
                                                                                                                    ---------------
DEPOSITORY INSTITUTIONS - 2.06%
         66,000   NORTHERN TRUST CORPORATION                                                                              3,856,380
                                                                                                                    ---------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 11.96%
         80,300   AMPHENOL CORPORATION CLASS A                                                                            4,972,979
        259,600   CISCO SYSTEMS INCORPORATED+                                                                             5,970,800
         50,700   L-3 COMMUNICATIONS HOLDINGS INCORPORATED                                                                3,971,331
        135,000   NOVELLUS SYSTEMS INCORPORATED+                                                                          3,734,100
        112,000   TEXAS INSTRUMENTS INCORPORATED                                                                          3,724,000

                                                                                                                         22,373,210
                                                                                                                    ---------------
ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 2.25%
         68,700   QUEST DIAGNOSTICS INCORPORATED                                                                          4,201,692
                                                                                                                    ---------------
FOOD & KINDRED PRODUCTS - 2.27%
         65,200   PEPSICO INCORPORATED                                                                                    4,254,952
                                                                                                                    ---------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 11.78%
         58,900   APPLE COMPUTER INCORPORATED+                                                                            4,537,067
         52,100   BLACK & DECKER CORPORATION<<                                                                            4,134,135
        115,700   HEWLETT-PACKARD COMPANY                                                                                 4,245,033
         57,400   INTERNATIONAL BUSINESS MACHINES CORPORATION                                                             4,703,356
         75,400   NATIONAL-OILWELL VARCO INCORPORATED<<+                                                                  4,414,670

                                                                                                                         22,034,261
                                                                                                                    ---------------

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   DISCIPLINED GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SHARES            SECURITY NAME                                                                                          VALUE
INSURANCE CARRIERS - 4.81%
         49,700   HARTFORD FINANCIAL SERVICES GROUP INCORPORATED                                                    $     4,311,475
         60,800   WELLPOINT INCORPORATED+                                                                                 4,684,640

                                                                                                                          8,996,115
                                                                                                                    ---------------
LEATHER & LEATHER PRODUCTS - 2.77%
        150,600   COACH INCORPORATED+                                                                                     5,180,640
                                                                                                                    ---------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 3.85%
         28,900   ALLERGAN INCORPORATED                                                                                   3,254,429
         86,800   BAXTER INTERNATIONAL INCORPORATED                                                                       3,945,928

                                                                                                                          7,200,357
                                                                                                                    ---------------
MEDICAL MANAGEMENT SERVICES - 2.42%
         87,750   COVENTRY HEALTH CARE INCORPORATED<<+                                                                    4,520,880
                                                                                                                    ---------------
MISCELLANEOUS MANUFACTURING INDUSTRIES - 2.78%
         80,200   JOHNSON & JOHNSON                                                                                       5,208,188
                                                                                                                    ---------------
MISCELLANEOUS RETAIL - 7.17%
         62,000   EXPRESS SCRIPTS INCORPORATED+                                                                           4,680,380
        184,200   STAPLES INCORPORATED                                                                                    4,481,586
         95,600   WALGREEN COMPANY                                                                                        4,243,684

                                                                                                                         13,405,650
                                                                                                                    ---------------
OIL & GAS EXTRACTION - 1.17%
         76,600   HALLIBURTON COMPANY<<                                                                                   2,179,270
                                                                                                                    ---------------
RAILROAD TRANSPORTATION - 1.94%
         49,500   BURLINGTON NORTHERN SANTA FE CORPORATION                                                                3,635,280
                                                                                                                    ---------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 2.10%
        219,800   CHARLES SCHWAB CORPORATION                                                                              3,934,420
                                                                                                                    ---------------
TRANSPORTATION BY AIR - 2.09%
         36,000   FEDEX CORPORATION<<                                                                                     3,912,480
                                                                                                                    ---------------
TRANSPORTATION EQUIPMENT - 4.44%
         53,000   BOEING COMPANY                                                                                          4,179,050
         65,000   UNITED TECHNOLOGIES CORPORATION                                                                         4,117,750

                                                                                                                          8,296,800
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $157,651,948)                                                                                 183,029,851
                                                                                                                    ---------------
COLLATERAL FOR SECURITIES LENDING - 11.27%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.21%
        393,005   SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                           393,005
                                                                                                                    ---------------

                                                                                         INTEREST
PRINCIPAL                                                                                  RATE     MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 11.06%
$        57,752   ALLIANCE & LEICESTER PLC                                                 5.47%      10/25/2006             57,558
         81,776   AMERICAN GENERAL FINANCE CORPORATION+/-++                                5.36       10/15/2007             81,816
          9,086   AQUINAS FUNDING LLC++                                                    5.36       12/11/2006              8,994

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   DISCIPLINED GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                                                                         INTEREST
PRINCIPAL         SECURITY NAME                                                            RATE     MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$       227,157   ATLAS CAPITAL FUNDING CORPORATION+/-++                                   5.31%      10/20/2006    $       227,157
        454,313   ATLAS CAPITAL FUNDING CORPORATION+/-++                                   5.31       11/03/2006            454,313
        227,157   ATLAS CAPITAL FUNDING CORPORATION+/-++                                   5.31       12/22/2006            227,157
        227,157   ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-++                        5.31       04/25/2007            227,166
        249,700   ATOMIUM FUNDING CORPORATION++                                            5.38       11/03/2006            248,534
        227,157   BANCO SANTANDER TOTTA LN+/-++                                            5.33       10/16/2007            227,150
        227,157   BANK OF AMERICA NA SERIES BKNT+/-                                        5.42       06/19/2007            227,186
        149,923   BANK ONE NA ILLINOIS SERIES BKNT+/-                                      5.55       01/12/2007            149,971
        272,588   BEAR STEARNS & COMPANY+/-                                                5.43       10/04/2006            272,588
         54,518   BEAR STEARNS & COMPANY SERIES MTNB+/-                                    5.66       01/16/2007             54,551
        104,374   BUCKINGHAM CDO LLC                                                       5.31       10/18/2006            104,131
        227,157   BUCKINGHAM III CDO LLC++                                                 5.33       10/27/2006            226,328
        227,157   BUCKINGHAM III CDO LLC++                                                 5.36       12/15/2006            224,715
          9,086   CAIRN HIGH GRADE FUNDING I LLC++                                         5.33       10/11/2006              9,074
         30,439   CAIRN HIGH GRADE FUNDING I LLC                                           5.32       10/26/2006             30,332
        181,725   CAIRN HIGH GRADE FUNDING I LLC++                                         5.33       11/14/2006            180,586
         52,237   CANCARA ASSET SECURITIZATION LLC++                                       5.33       10/04/2006             52,222
        103,983   CEDAR SPRINGS CAPITAL COMPANY++                                          5.28       10/03/2006            103,968
        167,642   CEDAR SPRINGS CAPITAL COMPANY                                            5.35       11/17/2006            166,518
         83,639   CEDAR SPRINGS CAPITAL COMPANY                                            5.35       12/06/2006             82,850
        454,313   CHEYNE FINANCE LLC++                                                     5.32       10/12/2006            453,650
        454,313   CHEYNE FINANCE LLC                                                       5.30       10/13/2006            453,582
        227,157   CHEYNE FINANCE LLC SERIES MTN+/-++                                       5.47       07/16/2007            227,166
      2,107,840   CITIGROUP REPURCHASE AGREEMENT (MATURITY VALUE $2,108,792)               5.42       10/02/2006          2,107,840
        272,861   CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED++                       5.32       10/11/2006            272,500
         45,431   CULLINAN FINANCE CORPORATION                                             5.33       10/06/2006             45,405
          9,995   CULLINAN FINANCE CORPORATION++                                           5.34       10/12/2006              9,980
          7,269   CULLINAN FINANCE CORPORATION++                                           5.35       10/23/2006              7,247
        227,157   CULLINAN FINANCE CORPORATION SERIES MTN+/-++                             5.37       11/15/2006            227,179
        454,313   CULLINAN FINANCE CORPORATION SERIES MTN2+/-++                            5.29       06/25/2007            454,282
        227,157   DEER VALLEY FUNDING LLC                                                  5.31       10/12/2006            226,825
          9,086   EDISON ASSET SECURITIZATION LLC                                          5.44       12/11/2006              8,994
        570,336   FAIRWAY FINANCE CORPORATION++                                            5.38       10/02/2006            570,336
         16,383   FAIRWAY FINANCE CORPORATION                                              5.35       10/23/2006             16,332
      2,725,880   FIRST BOSTON REPURCHASE AGREEMENT (MATURITY VALUE $2,727,114)            5.43       10/02/2006          2,725,880
         45,977   FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.36       10/12/2006             45,909
         19,990   FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                         5.50       10/27/2006             19,917
         11,358   FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.46       11/06/2006             11,300
        133,323   FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                         5.34       11/15/2006            132,467
         11,358   FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.49       11/27/2006             11,265
         14,538   GEMINI SECURITIZATION LLC++                                              5.35       10/30/2006             14,479
        220,251   GEORGE STREET FINANCE LLC++                                              5.36       10/12/2006            219,930
        365,086   GEORGE STREET FINANCE LLC++                                              5.33       10/16/2006            364,338
        189,676   GOLDMAN SACHS GROUP INCORPORATED SERIES MTNB+/-                          5.66       10/27/2006            189,714
        130,388   GOLDMAN SACHS GROUP INCORPORATED SERIES MTNB+/-                          5.46       03/30/2007            130,487
         27,259   GRAMPIAN FUNDING LLC++                                                   5.23       10/02/2006             27,259

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   DISCIPLINED GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                                                                         INTEREST
PRINCIPAL         SECURITY NAME                                                            RATE     MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$        18,173   HARRIER FINANCE FUNDING LLC SERIES MTN+/-++                              5.48%      05/15/2007    $        18,179
         31,802   HBOS TREASURY SERVICES PLC+/-++                                          5.58       01/12/2007             31,820
        127,435   HSBC BANK USA+/-                                                         5.41       12/14/2006            127,457
        318,019   IBM CORPORATION SERIES MTN+/-                                            5.36       06/28/2007            318,185
         22,888   ING AMERICA INSURANCE HOLDINGS INCORPORATED                              5.33       10/10/2006             22,862
        590,607   ING USA ANNUITY & LIFE INSURANCE+/-                                      5.40       09/17/2007            590,607
        227,157   INTESA BANK IRELAND PLC SERIES BKNT+/-++                                 5.33       10/25/2007            227,136
         32,711   JUPITER SECURITIZATION CORPORATION++                                     5.34       10/13/2006             32,658
        110,852   K2 (USA) LLC                                                             5.34       11/10/2006            110,222
        136,294   KAUPTHING BANK SERIES MTN+/-++                                           5.39       03/20/2007            136,210
         32,274   KESTREL FUNDING (US) LLC++                                               5.36       10/05/2006             32,260
         38,962   KESTREL FUNDING (US) LLC                                                 5.35       10/06/2006             38,939
         83,957   KLIO FUNDING CORPORATION++                                               5.39       11/03/2006             83,565
        183,016   KLIO III FUNDING CORPORATION++                                           5.30       10/19/2006            182,562
        158,692   KLIO III FUNDING CORPORATION++                                           5.41       10/20/2006            158,276
         15,874   LIBERTY STREET FUNDING CORPORATION                                       5.35       10/25/2006             15,820
         18,173   LIBERTY STREET FUNDING CORPORATION                                       5.34       11/15/2006             18,056
        227,157   LIQUID FUNDING LIMITED                                                   5.34       10/10/2006            226,891
        136,294   LIQUID FUNDING LIMITED+/-++                                              5.29       12/01/2006            136,294
        227,157   LIQUID FUNDING LIMITED++                                                 5.35       12/07/2006            224,978
        136,294   LIQUID FUNDING LIMITED                                                   5.49       12/28/2006            134,571
         54,518   LIQUID FUNDING LIMITED SERIES MTN+/-++                                   5.34       02/20/2007             54,526
         90,863   MBIA GLOBAL FUNDING LLC+/-++                                             5.33       02/20/2007             90,867
        456,585   MERRILL LYNCH & COMPANY SERIES MTN+/-                                    5.66       10/27/2006            456,667
         13,629   MONT BLANC CAPITAL CORPORATION                                           5.35       10/27/2006             13,580
        272,588   MORGAN STANLEY+/-                                                        5.45       10/10/2006            272,588
         51,337   MORGAN STANLEY+/-                                                        5.50       11/09/2006             51,345
         54,245   MORGAN STANLEY+/-                                                        5.55       11/24/2006             54,261
        152,876   MORGAN STANLEY+/-                                                        5.64       01/12/2007            152,950
        227,157   MORGAN STANLEY+/-                                                        5.61       07/27/2007            227,416
         42,024   MORGAN STANLEY SERIES EXL+/-                                             5.39       10/15/2007             42,031
         49,974   NATIONWIDE BUILDING SOCIETY+/-++                                         5.51       12/11/2006             49,993
        162,780   NATIONWIDE BUILDING SOCIETY+/-++                                         5.61       07/20/2007            162,979
        127,208   NIEUW AMSTERDAM RECEIVABLES CORPORATION                                  5.34       10/02/2006            127,208
          9,731   NORTH SEA FUNDING LLC                                                    5.42       10/23/2006              9,702
        142,336   NORTH SEA FUNDING LLC                                                    5.33       11/09/2006            141,548
        454,313   NORTHERN ROCK PLC+/-++SS.                                                5.33       11/05/2007            454,359
        136,294   PARAGON MORTGAGES PLC SERIES 12A+/-++                                    5.31       10/15/2006            136,294
         36,754   RACERS TRUST SERIES 2004-6-MM+/-++                                       5.35       09/22/2006             36,759
        362,851   REGENCY MARKETS #1 LLC++                                                 5.34       10/06/2006            362,637
         17,591   REGENCY MARKETS #1 LLC++                                                 5.34       10/16/2006             17,555
        454,313   SCALDIS CAPITAL LIMITED                                                  5.32       10/31/2006            452,387
        181,725   SLM CORPORATION+/-++                                                     5.33       10/12/2007            181,773
        154,467   STANFIELD VICTORIA FUNDING LLC                                           5.40       11/27/2006            153,208
        105,065   TANGO FINANCE CORPORATION SERIES MTN+/-++                                5.39       10/25/2006            105,068
        217,371   THAMES ASSET GLOBAL SECURITIZATION # 1 INCORPORATED++                    5.30       10/06/2006            217,243
         10,140   THUNDER BAY FUNDING LLC++                                                5.34       10/31/2006             10,097
         10,667   TICONDEROGA FUNDING LLC++                                                5.35       10/12/2006             10,652

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   DISCIPLINED GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                                                                         INTEREST
PRINCIPAL         SECURITY NAME                                                            RATE     MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$        52,528   TRAVELERS INSURANCE COMPANY+/-                                           5.40%      02/09/2007    $        52,527
        227,157   UNICREDITO ITALIANO BANK (IRELAND) SERIES EXL+/-++                       5.34       06/15/2007            227,161
        227,157   UNICREDITO ITALIANO BANK (IRELAND) SERIES LIB+/-++                       5.34       03/09/2007            227,193
        299,847   UNITEDHEALTH GROUP INCORPORATED                                          5.42       10/31/2006            298,575
         18,173   VERSAILLES CDS LLC++                                                     5.35       10/20/2006             18,125
        136,639   WHISTLEJACKET CAPITAL LIMITED                                            5.31       10/16/2006            136,359
         42,996   WHITE PINE FINANCE LLC                                                   5.30       10/02/2006             42,996
        158,992   WHITE PINE FINANCE LLC                                                   5.31       10/16/2006            158,660

                                                                                                                         20,693,965
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $21,086,970)                                                               21,086,970
                                                                                                                    ---------------

SHARES
SHORT-TERM INVESTMENTS - 2.18%
      4,075,123   WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                            4,075,123
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $4,075,123)                                                                            4,075,123
                                                                                                                    ---------------
TOTAL INVESTMENTS IN SECURITIES
(COST $182,814,041)*                                                           111.30%                              $   208,191,944

OTHER ASSETS AND LIABILITIES, NET                                              (11.30)                                  (21,134,643)
                                                                               ------                               ---------------

TOTAL NET ASSETS                                                               100.00%                              $   187,057,301
                                                                               ======                               ===============

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+     NON-INCOME EARNING SECURITIES.

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

SS. THESE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE EFFECTIVE MATURITY.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

+++   SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $4,075,123.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $182,814,041 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

         GROSS UNREALIZED APPRECIATION                              $26,590,113
         GROSS UNREALIZED DEPRECIATION                               (1,212,210)
                                                                    -----------
         NET UNREALIZED APPRECIATION (DEPRECIATION)                 $25,377,903

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 98.98%

BUSINESS SERVICES - 1.41%
             32    CA INCORPORATED                                                                                  $           758
        524,400    MICROSOFT CORPORATION                                                                                 14,331,852

                                                                                                                         14,332,610
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 13.07%
        495,975    ABBOTT LABORATORIES<<                                                                                 24,084,546
        152,972    AIR PRODUCTS & CHEMICALS INCORPORATED                                                                 10,152,752
        179,250    COLGATE-PALMOLIVE COMPANY                                                                             11,131,425
        562,734    E.I. DU PONT DE NEMOURS & COMPANY                                                                     24,107,525
        774,735    PFIZER INCORPORATED                                                                                   21,971,485
        360,260    PROCTER & GAMBLE COMPANY                                                                              22,328,915
        195,981    ROHM & HAAS COMPANY                                                                                    9,279,700
        190,900    WYETH                                                                                                  9,705,356

                                                                                                                        132,761,704
                                                                                                                    ---------------

COMMUNICATIONS - 4.19%
        104,150    ALLTEL CORPORATION                                                                                     5,780,325
        444,715    AT&T INCORPORATED<<                                                                                   14,479,920
        561,986    VERIZON COMMUNICATIONS INCORPORATED                                                                   20,866,540
        107,683    WINDSTREAM CORPORATION                                                                                 1,420,339

                                                                                                                         42,547,124
                                                                                                                    ---------------

DEPOSITORY INSTITUTIONS - 15.70%
        555,780    BANK OF AMERICA CORPORATION                                                                           29,773,135
        856,190    CITIGROUP INCORPORATED                                                                                42,526,957
        281,700    FIFTH THIRD BANCORP                                                                                   10,727,136
        513,365    JPMORGAN CHASE & COMPANY                                                                              24,107,620
        330,050    NORTH FORK BANCORPORATION INCORPORATED                                                                 9,452,632
        628,731    US BANCORP                                                                                            20,886,444
        393,065    WACHOVIA CORPORATION<<                                                                                21,933,027

                                                                                                                        159,406,951
                                                                                                                    ---------------

EATING & DRINKING PLACES - 1.80%
        467,770    MCDONALD'S CORPORATION                                                                                18,299,162
                                                                                                                    ---------------

ELECTRIC, GAS & SANITARY SERVICES - 6.30%
          1,850    AMERICAN ELECTRIC POWER COMPANY INCORPORATED                                                              67,285
        169,358    DOMINION RESOURCES INCORPORATED                                                                       12,954,193
          2,700    EDISON INTERNATIONAL                                                                                     112,428
          2,300    EXELON CORPORATION                                                                                       139,242
        190,545    FIRSTENERGY CORPORATION                                                                               10,643,844
        308,170    FPL GROUP INCORPORATED                                                                                13,867,650
         48,500    KINDER MORGAN INCORPORATED                                                                             5,085,225
        388,800    MDU RESOURCES GROUP INCORPORATED                                                                       8,685,792
          3,200    ONEOK INCORPORATED                                                                                       120,928
        201,215    PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED                                                          12,312,346

                                                                                                                         63,988,933
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 8.81%
        296,000    CISCO SYSTEMS INCORPORATED+                                                                      $     6,808,000
        171,575    EMERSON ELECTRIC COMPANY                                                                              14,388,280
        949,994    GENERAL ELECTRIC COMPANY                                                                              33,534,788
        658,250    INTEL CORPORATION                                                                                     13,540,203
        452,460    MOTOROLA INCORPORATED                                                                                 11,311,500
        500,370    NOKIA OYJ ADR                                                                                          9,852,285

                                                                                                                         89,435,056
                                                                                                                    ---------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 2.50%
        338,560    FORTUNE BRANDS INCORPORATED                                                                           25,429,242
                                                                                                                    ---------------

FOOD & KINDRED PRODUCTS - 2.16%
        336,795    PEPSICO INCORPORATED                                                                                  21,979,242
                                                                                                                    ---------------

GENERAL MERCHANDISE STORES - 2.81%
        148,204    FEDERATED DEPARTMENT STORES INCORPORATED                                                               6,403,895
        401,245    TARGET CORPORATION                                                                                    22,168,786

                                                                                                                         28,572,681
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 4.26%
        205,191    3M COMPANY                                                                                            15,270,314
        423,795    HEWLETT-PACKARD COMPANY                                                                               15,549,039
        151,942    INTERNATIONAL BUSINESS MACHINES CORPORATION                                                           12,450,127

                                                                                                                         43,269,480
                                                                                                                    ---------------

INSURANCE CARRIERS - 7.93%
        239,395    ALLSTATE CORPORATION                                                                                  15,017,248
        317,793    AMERICAN INTERNATIONAL GROUP INCORPORATED                                                             21,056,964
        279,930    METLIFE INCORPORATED                                                                                  15,866,432
        608,750    ST. PAUL TRAVELERS COMPANIES INCORPORATED                                                             28,544,288

                                                                                                                         80,484,932
                                                                                                                    ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 1.58%
         96,800    BAXTER INTERNATIONAL INCORPORATED                                                                      4,400,528
        100,959    BECTON DICKINSON & COMPANY                                                                             7,134,773
        141,300    BIOMET INCORPORATED                                                                                    4,548,447

                                                                                                                         16,083,748
                                                                                                                    ---------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 1.78%
        277,565    JOHNSON & JOHNSON                                                                                     18,025,071
                                                                                                                    ---------------

MOTION PICTURES - 1.74%
        601,150    TIME WARNER INCORPORATED<<                                                                            10,958,965
        216,190    WALT DISNEY COMPANY<<                                                                                  6,682,433

                                                                                                                         17,641,398
                                                                                                                    ---------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 2.09%
        379,085    AMERICAN EXPRESS COMPANY                                                                              21,259,087
                                                                                                                    ---------------

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
OIL & GAS EXTRACTION - 1.73%
          2,000    ANADARKO PETROLEUM CORPORATION                                                                   $        87,660
        327,000    HALLIBURTON COMPANY                                                                                    9,303,150
          2,200    SCHLUMBERGER LIMITED                                                                                     136,466
        182,700    TIDEWATER INCORPORATED<<                                                                               8,073,513

                                                                                                                         17,600,789
                                                                                                                    ---------------

PETROLEUM REFINING & RELATED INDUSTRIES - 10.11%
        206,758    BP PLC ADR<<                                                                                          13,559,190
        445,370    CHEVRON CORPORATION                                                                                   28,886,698
        405,050    CONOCOPHILLIPS                                                                                        24,112,627
        538,786    EXXON MOBIL CORPORATION                                                                               36,152,541

                                                                                                                        102,711,056
                                                                                                                    ---------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 3.56%
         59,147    AMERIPRISE FINANCIAL INCORPORATED                                                                      2,773,994
        458,100    MORGAN STANLEY                                                                                        33,400,071

                                                                                                                         36,174,065
                                                                                                                    ---------------

TOBACCO PRODUCTS - 1.70%
        225,600    ALTRIA GROUP INCORPORATED                                                                             17,269,680
                                                                                                                    ---------------

TRANSPORTATION EQUIPMENT - 2.55%
        359,480    HONEYWELL INTERNATIONAL INCORPORATED                                                                  14,702,732
        177,000    UNITED TECHNOLOGIES CORPORATION                                                                       11,212,950

                                                                                                                         25,915,682
                                                                                                                    ---------------

WHOLESALE TRADE NON-DURABLE GOODS - 1.20%
        365,000    SYSCO CORPORATION                                                                                     12,209,247
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $745,473,515)                                                                               1,005,396,940
                                                                                                                    ---------------

COLLATERAL FOR SECURITIES LENDING - 6.45%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.12%
      1,221,135    SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                        1,221,135
                                                                                                                    ---------------

                                                                                        INTEREST
PRINCIPAL                                                                                 RATE      MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 6.33%
$       179,447    ALLIANCE & LEICESTER PLC                                               5.47%       10/25/2006            178,844
        254,094    AMERICAN GENERAL FINANCE CORPORATION+/-++                              5.36        10/15/2007            254,216
         28,233    AQUINAS FUNDING LLC++                                                  5.36        12/11/2006             27,946
        705,816    ATLAS CAPITAL FUNDING CORPORATION+/-++                                 5.31        10/20/2006            705,816
      1,411,632    ATLAS CAPITAL FUNDING CORPORATION+/-++                                 5.31        11/03/2006          1,411,632
        705,816    ATLAS CAPITAL FUNDING CORPORATION+/-++                                 5.31        12/22/2006            705,816
        705,816    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-++                      5.31        04/25/2007            705,844
        775,861    ATOMIUM FUNDING CORPORATION++                                          5.38        11/03/2006            772,238
        705,816    BANCO SANTANDER TOTTA LN+/-++                                          5.33        10/16/2007            705,795
        705,816    BANK OF AMERICA NA SERIES BKNT+/-                                      5.42        06/19/2007            705,908
        465,839    BANK ONE NA ILLINOIS SERIES BKNT+/-                                    5.55        01/12/2007            465,988
        846,979    BEAR STEARNS & COMPANY+/-                                              5.43        10/04/2006            846,979

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$       169,396    BEAR STEARNS & COMPANY SERIES MTNB+/-                                  5.66%       01/16/2007    $       169,499
        324,308    BUCKINGHAM CDO LLC                                                     5.31        10/18/2006            323,553
        705,816    BUCKINGHAM III CDO LLC++                                               5.33        10/27/2006            703,240
        705,816    BUCKINGHAM III CDO LLC++                                               5.36        12/15/2006            698,229
         28,233    CAIRN HIGH GRADE FUNDING I LLC++                                       5.33        10/11/2006             28,195
         94,579    CAIRN HIGH GRADE FUNDING I LLC                                         5.32        10/26/2006             94,247
        564,653    CAIRN HIGH GRADE FUNDING I LLC++                                       5.33        11/14/2006            561,112
        162,309    CANCARA ASSET SECURITIZATION LLC++                                     5.33        10/04/2006            162,262
        323,094    CEDAR SPRINGS CAPITAL COMPANY++                                        5.28        10/03/2006            323,046
        520,892    CEDAR SPRINGS CAPITAL COMPANY                                          5.35        11/17/2006            517,402
        259,881    CEDAR SPRINGS CAPITAL COMPANY                                          5.35        12/06/2006            257,428
      1,411,632    CHEYNE FINANCE LLC++                                                   5.32        10/12/2006          1,409,571
      1,411,632    CHEYNE FINANCE LLC                                                     5.30        10/13/2006          1,409,359
        705,816    CHEYNE FINANCE LLC SERIES MTN+/-++                                     5.47        07/16/2007            705,844
      6,549,432    CITIGROUP REPURCHASE AGREEMENT (MATURITY VALUE $6,552,390)             5.42        10/02/2006          6,549,432
        847,826    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED++                     5.32        10/11/2006            846,707
        141,163    CULLINAN FINANCE CORPORATION                                           5.33        10/06/2006            141,080
         31,056    CULLINAN FINANCE CORPORATION++                                         5.34        10/12/2006             31,011
         22,586    CULLINAN FINANCE CORPORATION++                                         5.35        10/23/2006             22,517
        705,816    CULLINAN FINANCE CORPORATION SERIES MTN+/-++                           5.37        11/15/2006            705,887
      1,411,632    CULLINAN FINANCE CORPORATION SERIES MTN2+/-++                          5.29        06/25/2007          1,411,533
        705,816    DEER VALLEY FUNDING LLC                                                5.31        10/12/2006            704,786
         28,233    EDISON ASSET SECURITIZATION LLC                                        5.44        12/11/2006             27,946
      1,772,135    FAIRWAY FINANCE CORPORATION++                                          5.38        10/02/2006          1,772,135
         50,903    FAIRWAY FINANCE CORPORATION                                            5.35        10/23/2006             50,748
      8,469,793    FIRST BOSTON REPURCHASE AGREEMENT (MATURITY VALUE $8,473,626)          5.43        10/02/2006          8,469,793
        142,857    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                         5.36        10/12/2006            142,649
         62,112    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                       5.50        10/27/2006             61,885
         35,291    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                         5.46        11/06/2006             35,111
        414,258    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                       5.34        11/15/2006            411,598
         35,291    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                         5.49        11/27/2006             35,003
         45,172    GEMINI SECURITIZATION LLC++                                            5.35        10/30/2006             44,987
        684,359    GEORGE STREET FINANCE LLC++                                            5.36        10/12/2006            683,360
      1,134,388    GEORGE STREET FINANCE LLC++                                            5.33        10/16/2006          1,132,062
        589,356    GOLDMAN SACHS GROUP INCORPORATED SERIES MTNB+/-                        5.66        10/27/2006            589,474
        405,138    GOLDMAN SACHS GROUP INCORPORATED SERIES MTNB+/-                        5.46        03/30/2007            405,446
         84,698    GRAMPIAN FUNDING LLC++                                                 5.23        10/02/2006             84,698
         56,465    HARRIER FINANCE FUNDING LLC SERIES MTN+/-++                            5.48        05/15/2007             56,485
         98,814    HBOS TREASURY SERVICES PLC+/-++                                        5.58        01/12/2007             98,871
        395,963    HSBC BANK USA+/-                                                       5.41        12/14/2006            396,030
        988,143    IBM CORPORATION SERIES MTN+/-                                          5.36        06/28/2007            988,656
         71,118    ING AMERICA INSURANCE HOLDINGS INCORPORATED                            5.33        10/10/2006             71,035
      1,835,122    ING USA ANNUITY & LIFE INSURANCE+/-                                    5.40        09/17/2007          1,835,122
        705,816    INTESA BANK IRELAND PLC SERIES BKNT+/-++                               5.33        10/25/2007            705,753
        101,638    JUPITER SECURITIZATION CORPORATION++                                   5.34        10/13/2006            101,474
        344,438    K2 (USA) LLC                                                           5.34        11/10/2006            342,478
        423,490    KAUPTHING BANK SERIES MTN+/-++                                         5.39        03/20/2007            423,227

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$       100,282    KESTREL FUNDING (US) LLC++                                             5.36%       10/05/2006    $       100,238
        121,062    KESTREL FUNDING (US) LLC                                               5.35        10/06/2006            120,990
        260,870    KLIO FUNDING CORPORATION++                                             5.39        11/03/2006            259,651
        568,662    KLIO III FUNDING CORPORATION++                                         5.30        10/19/2006            567,252
        493,083    KLIO III FUNDING CORPORATION++                                         5.41        10/20/2006            491,791
         49,322    LIBERTY STREET FUNDING CORPORATION                                     5.35        10/25/2006             49,157
         56,465    LIBERTY STREET FUNDING CORPORATION                                     5.34        11/15/2006             56,103
        705,816    LIQUID FUNDING LIMITED                                                 5.34        10/10/2006            704,990
        423,490    LIQUID FUNDING LIMITED+/-++                                            5.29        12/01/2006            423,490
        705,816    LIQUID FUNDING LIMITED++                                               5.35        12/07/2006            699,047
        423,490    LIQUID FUNDING LIMITED                                                 5.49        12/28/2006            418,137
        169,396    LIQUID FUNDING LIMITED SERIES MTN+/-++                                 5.34        02/20/2007            169,421
        282,326    MBIA GLOBAL FUNDING LLC+/-++                                           5.33        02/20/2007            282,341
      1,418,690    MERRILL LYNCH & COMPANY SERIES MTN+/-                                  5.66        10/27/2006          1,418,946
         42,349    MONT BLANC CAPITAL CORPORATION                                         5.35        10/27/2006             42,194
        846,979    MORGAN STANLEY+/-                                                      5.45        10/10/2006            846,979
        159,514    MORGAN STANLEY+/-                                                      5.50        11/09/2006            159,538
        168,549    MORGAN STANLEY+/-                                                      5.55        11/24/2006            168,599
        475,014    MORGAN STANLEY+/-                                                      5.64        01/12/2007            475,242
        705,816    MORGAN STANLEY+/-                                                      5.61        07/27/2007            706,621
        130,576    MORGAN STANLEY SERIES EXL+/-                                           5.39        10/15/2007            130,597
        155,280    NATIONWIDE BUILDING SOCIETY+/-++                                       5.51        12/11/2006            155,339
        505,788    NATIONWIDE BUILDING SOCIETY+/-++                                       5.61        07/20/2007            506,405
        395,257    NIEUW AMSTERDAM RECEIVABLES CORPORATION                                5.34        10/02/2006            395,257
         30,237    NORTH SEA FUNDING LLC                                                  5.42        10/23/2006             30,145
        442,264    NORTH SEA FUNDING LLC                                                  5.33        11/09/2006            439,814
      1,411,632    NORTHERN ROCK PLC+/-++SS.                                              5.33        11/05/2007          1,411,773
        423,490    PARAGON MORTGAGES PLC SERIES 12A+/-++                                  5.31        10/15/2006            423,490
        114,201    RACERS TRUST SERIES 2004-6-MM+/-++                                     5.35        09/22/2006            114,217
      1,127,442    REGENCY MARKETS #1 LLC++                                               5.34        10/06/2006          1,126,777
         54,658    REGENCY MARKETS #1 LLC++                                               5.34        10/16/2006             54,546
      1,411,632    SCALDIS CAPITAL LIMITED                                                5.32        10/31/2006          1,405,647
        564,653    SLM CORPORATION+/-++                                                   5.33        10/12/2007            564,800
        479,955    STANFIELD VICTORIA FUNDING LLC                                         5.40        11/27/2006            476,043
        326,454    TANGO FINANCE CORPORATION SERIES MTN+/-++                              5.39        10/25/2006            326,464
        675,410    THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++                   5.30        10/06/2006            675,011
         31,508    THUNDER BAY FUNDING LLC++                                              5.34        10/31/2006             31,374
         33,145    TICONDEROGA FUNDING LLC++                                              5.35        10/12/2006             33,097
        163,213    TRAVELERS INSURANCE COMPANY+/-                                         5.40        02/09/2007            163,210
        705,816    UNICREDITO ITALIANO BANK (IRELAND) SERIES EXL+/-++                     5.34        06/15/2007            705,830
        705,816    UNICREDITO ITALIANO BANK (IRELAND) SERIES LIB+/-++                     5.34        03/09/2007            705,929
        931,677    UNITEDHEALTH GROUP INCORPORATED                                        5.42        10/31/2006            927,727
         56,465    VERSAILLES CDS LLC++                                                   5.35        10/20/2006             56,317
        424,562    WHISTLEJACKET CAPITAL LIMITED                                          5.31        10/16/2006            423,692
        133,597    WHITE PINE FINANCE LLC                                                 5.30        10/02/2006            133,597
        494,015    WHITE PINE FINANCE LLC                                                 5.31        10/16/2006            493,002

                                                                                                                         64,299,815
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $65,520,950)                                                          $    65,520,950
                                                                                                                    ---------------

SHORT-TERM INVESTMENTS - 0.54%
      5,438,592    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                           5,438,592
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $5,438,592)                                                                            5,438,592
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $816,433,057)*                                           105.97%                                              $ 1,076,356,482

OTHER ASSETS AND LIABILITIES, NET                               (5.97)                                                  (60,634,197)
                                                               ------                                               ---------------

TOTAL NET ASSETS                                               100.00%                                              $ 1,015,722,285
                                                               ======                                               ===============

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+     NON-INCOME EARNING SECURITIES.

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

SS. THESE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE EFFECTIVE MATURITY.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

+++   SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $5,438,592.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $816,524,865 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

         GROSS UNREALIZED APPRECIATION                    $ 269,270,604
         GROSS UNREALIZED DEPRECIATION                       (9,438,987)
                                                          -------------
         NET UNREALIZED APPRECIATION (DEPRECIATION)       $ 259,831,617

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   EQUITY VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 97.05%

BUSINESS SERVICES - 0.84%
        193,800    SYMANTEC CORPORATION+                                                                            $     4,124,064
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 7.84%
         45,400    ALBEMARLE CORPORATION                                                                                  2,466,582
         53,400    E.I. DU PONT DE NEMOURS & COMPANY                                                                      2,287,656
        213,800    MERCK & COMPANY INCORPORATED                                                                           8,958,220
        582,300    PFIZER INCORPORATED<<                                                                                 16,514,028
        132,900    PROCTER & GAMBLE COMPANY<<                                                                             8,237,142

                                                                                                                         38,463,628
                                                                                                                    ---------------

COMMUNICATIONS - 6.74%
        441,100    AT&T INCORPORATED<<                                                                                   14,362,216
        222,900    COMCAST CORPORATION CLASS A<<+                                                                         8,213,865
        329,600    LEVEL 3 COMMUNICATIONS INCORPORATED<<+                                                                 1,763,360
        234,500    VERIZON COMMUNICATIONS INCORPORATED                                                                    8,706,985

                                                                                                                         33,046,426
                                                                                                                    ---------------

DEPOSITORY INSTITUTIONS - 12.89%
        434,800    BANK OF AMERICA CORPORATION                                                                           23,292,236
        306,800    CITIGROUP INCORPORATED                                                                                15,238,756
        303,200    JPMORGAN CHASE & COMPANY                                                                              14,238,272
         62,800    KEYCORP                                                                                                2,351,232
        136,500    THE COLONIAL BANCGROUP INCORPORATED<<                                                                  3,344,250
         85,000    WACHOVIA CORPORATION<<                                                                                 4,743,000

                                                                                                                         63,207,746
                                                                                                                    ---------------

EATING & DRINKING PLACES - 1.07%
        133,700    MCDONALD'S CORPORATION                                                                                 5,230,344
                                                                                                                    ---------------

ELECTRIC, GAS & SANITARY SERVICES - 4.69%
        130,200    EXELON CORPORATION<<                                                                                   7,882,308
        111,300    FPL GROUP INCORPORATED<<                                                                               5,008,500
         67,000    ONEOK INCORPORATED                                                                                     2,531,930
        229,800    PPL CORPORATION                                                                                        7,560,420

                                                                                                                         22,983,158
                                                                                                                    ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 3.29%
         65,600    ADVANCED MICRO DEVICES INCORPORATED<<+                                                                 1,630,160
         90,200    BROADCOM CORPORATION CLASS A<<+                                                                        2,736,668
        116,500    CISCO SYSTEMS INCORPORATED+                                                                            2,679,500
        139,000    GENERAL ELECTRIC COMPANY                                                                               4,906,700
         94,300    HARRIS CORPORATION                                                                                     4,195,407

                                                                                                                         16,148,435
                                                                                                                    ---------------

FOOD & KINDRED PRODUCTS - 3.74%
         78,100    ARCHER-DANIELS-MIDLAND COMPANY                                                                         2,958,428
        246,700    COCA-COLA ENTERPRISES INCORPORATED                                                                     5,138,761
         36,400    FOMENTO ECONOMICO MEXICANO SA DE CV                                                                    3,528,616

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   EQUITY VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
FOOD & KINDRED PRODUCTS (CONTINUED)

         99,400    H.J. HEINZ COMPANY                                                                               $     4,167,842
         72,000    KRAFT FOODS INCORPORATED CLASS A<<                                                                     2,567,520
                                                                                                                         18,361,167
                                                                                                                    ---------------

FOOD STORES - 0.86%
        139,000    SAFEWAY INCORPORATED                                                                                   4,218,650
                                                                                                                    ---------------

GENERAL MERCHANDISE STORES - 5.57%
        138,500    FAMILY DOLLAR STORES INCORPORATED                                                                      4,049,740
         80,400    FEDERATED DEPARTMENT STORES INCORPORATED                                                               3,474,084
        141,000    JC PENNEY COMPANY INCORPORATED                                                                         9,642,990
         15,300    SEARS HOLDINGS CORPORATION<<+                                                                          2,418,777
        276,400    TJX COMPANIES INCORPORATED                                                                             7,747,492

                                                                                                                         27,333,083
                                                                                                                    ---------------

HOLDING & OTHER INVESTMENT OFFICES - 1.30%
        277,500    HOST HOTELS & RESORTS INCORPORATED                                                                     6,363,075
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 3.88%
        138,800    HEWLETT-PACKARD COMPANY                                                                                5,092,572
         42,300    INTERNATIONAL BUSINESS MACHINES CORPORATION                                                            3,466,062
         86,100    LAM RESEARCH CORPORATION+                                                                              3,902,913
        145,000    TEREX CORPORATION<<+                                                                                   6,556,900

                                                                                                                         19,018,447
                                                                                                                    ---------------

INSURANCE CARRIERS - 10.72%
         96,700    AMERICAN INTERNATIONAL GROUP INCORPORATED                                                              6,407,342
        136,200    ASSURANT INCORPORATED                                                                                  7,274,442
         67,300    CIGNA CORPORATION                                                                                      7,828,336
         72,800    HARTFORD FINANCIAL SERVICES GROUP INCORPORATED                                                         6,315,400
         76,800    LINCOLN NATIONAL CORPORATION                                                                           4,767,744
        133,700    LOEWS CORPORATION                                                                                      5,067,230
        144,400    ST. PAUL TRAVELERS COMPANIES INCORPORATED                                                              6,770,916
         69,100    UNITEDHEALTH GROUP INCORPORATED                                                                        3,399,720
         61,800    WELLPOINT INCORPORATED+                                                                                4,761,690

                                                                                                                         52,592,820
                                                                                                                    ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 0.65%
         68,200    TRIMBLE NAVIGATION LIMITED+                                                                            3,210,856
                                                                                                                    ---------------

METAL MINING - 2.07%
         71,300    FREEPORT-MCMORAN COPPER & GOLD INCORPORATED CLASS B                                                    3,797,438
         48,500    IPSCO INCORPORATED                                                                                     4,203,495
         25,600    PHELPS DODGE CORPORATION                                                                               2,168,320

                                                                                                                         10,169,253
                                                                                                                    ---------------

MOTION PICTURES - 1.29%
        205,200    WALT DISNEY COMPANY<<                                                                                  6,342,732
                                                                                                                    ---------------

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   EQUITY VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                          VALUE
OIL & GAS EXTRACTION - 4.82%
        566,100    CHESAPEAKE ENERGY CORPORATION                                                                    $    16,405,578
         99,700    DIAMOND OFFSHORE DRILLING INCORPORATED<<                                                               7,215,289

                                                                                                                         23,620,867
                                                                                                                    ---------------
PAPER & ALLIED PRODUCTS - 0.49%
         37,100    KIMBERLY-CLARK CORPORATION<<                                                                           2,424,856
                                                                                                                    ---------------

PETROLEUM REFINING & RELATED INDUSTRIES - 7.36%
         91,700    CHEVRON CORPORATION                                                                                    5,947,662
        311,000    EXXON MOBIL CORPORATION                                                                               20,868,100
         31,700    SUNOCO INCORPORATED                                                                                    1,971,423
        142,000    VALERO ENERGY CORPORATION                                                                              7,308,740

                                                                                                                         36,095,925
                                                                                                                    ---------------

PRIMARY METAL INDUSTRIES - 1.06%
        124,000    ALCOA INCORPORATED                                                                                     3,476,960
         27,500    PRECISION CASTPARTS CORPORATION                                                                        1,736,900
                                                                                                                          5,213,860
                                                                                                                    ---------------

RAILROAD TRANSPORTATION - 0.81%
        120,576    CSX CORPORATION                                                                                        3,958,510
                                                                                                                    ---------------

REAL ESTATE - 1.36%
         77,800    JONES LANG LASALLE INCORPORATED                                                                        6,650,344
                                                                                                                    ---------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 5.60%
         57,400    BEAR STEARNS COMPANIES INCORPORATED                                                                    8,041,740
        263,300    E*TRADE FINANCIAL CORPORATION+                                                                         6,298,136
        115,400    MERRILL LYNCH & COMPANY INCORPORATED<<                                                                 9,026,588
         56,500    MORGAN STANLEY                                                                                         4,119,415

                                                                                                                         27,485,879
                                                                                                                    ---------------

TOBACCO PRODUCTS - 2.58%
      136,600      ALTRIA GROUP INCORPORATED                                                                             10,456,730
       39,900      LOEWS CORPORATION - CAROLINA GROUP                                                                     2,210,061

                                                                                                                         12,666,791
                                                                                                                    ---------------

TRANSPORTATION EQUIPMENT - 2.53%
         38,000    JOHNSON CONTROLS INCORPORATED                                                                          2,726,120
        125,850    TRINITY INDUSTRIES INCORPORATED<<                                                                      4,048,595
         89,200    UNITED TECHNOLOGIES CORPORATION                                                                        5,650,820

                                                                                                                         12,425,535
                                                                                                                    ---------------

WHOLESALE TRADE NON-DURABLE GOODS - 3.00%
         99,200    AIRGAS INCORPORATED                                                                                    3,588,064
        124,600    AMERISOURCEBERGEN CORPORATION                                                                          5,631,920
         36,000    MCKESSON CORPORATION                                                                                   1,897,920
         59,700    MEDCO HEALTH SOLUTIONS INCORPORATED+                                                                   3,588,567

                                                                                                                         14,706,471
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $426,276,117)                                                                                 476,062,922
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   EQUITY VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                          VALUE
COLLATERAL FOR SECURITIES LENDING - 15.13%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.28%
      1,383,278    SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                  $     1,383,278
                                                                                                                    ---------------

                                                                                        INTEREST
PRINCIPAL                                                                                 RATE      MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 14.85%
$       203,274    ALLIANCE & LEICESTER PLC                                               5.47%       10/25/2006            202,591
        287,833    AMERICAN GENERAL FINANCE CORPORATION+/-++                              5.36        10/15/2007            287,971
         31,981    AQUINAS FUNDING LLC++                                                  5.36        12/11/2006             31,656
        799,535    ATLAS CAPITAL FUNDING CORPORATION+/-++                                 5.31        10/20/2006            799,535
      1,599,070    ATLAS CAPITAL FUNDING CORPORATION+/-++                                 5.31        11/03/2006          1,599,070
        799,535    ATLAS CAPITAL FUNDING CORPORATION+/-++                                 5.31        12/22/2006            799,535
        799,535    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-++                      5.31        04/25/2007            799,567
        878,881    ATOMIUM FUNDING CORPORATION++                                          5.38        11/03/2006            874,776
        799,535    BANCO SANTANDER TOTTA LN+/-++                                          5.33        10/16/2007            799,511
        799,535    BANK OF AMERICA NA SERIES BKNT+/-                                      5.42        06/19/2007            799,639
        527,693    BANK ONE NA ILLINOIS SERIES BKNT+/-                                    5.55        01/12/2007            527,862
        959,442    BEAR STEARNS & COMPANY+/-                                              5.43        10/04/2006            959,442
        191,888    BEAR STEARNS & COMPANY SERIES MTNB+/-                                  5.66        01/16/2007            192,005
        367,370    BUCKINGHAM CDO LLC                                                     5.31        10/18/2006            366,514
        799,535    BUCKINGHAM III CDO LLC++                                               5.33        10/27/2006            796,617
        799,535    BUCKINGHAM III CDO LLC++                                               5.36        12/15/2006            790,940
         31,981    CAIRN HIGH GRADE FUNDING I LLC++                                       5.33        10/11/2006             31,939
        107,138    CAIRN HIGH GRADE FUNDING I LLC                                         5.32        10/26/2006            106,762
        639,628    CAIRN HIGH GRADE FUNDING I LLC++                                       5.33        11/14/2006            635,618
        183,861    CANCARA ASSET SECURITIZATION LLC++                                     5.33        10/04/2006            183,808
        365,995    CEDAR SPRINGS CAPITAL COMPANY++                                        5.28        10/03/2006            365,940
        590,057    CEDAR SPRINGS CAPITAL COMPANY                                          5.35        11/17/2006            586,103
        294,389    CEDAR SPRINGS CAPITAL COMPANY                                          5.35        12/06/2006            291,610
      1,599,070    CHEYNE FINANCE LLC++                                                   5.32        10/12/2006          1,596,735
      1,599,070    CHEYNE FINANCE LLC                                                     5.30        10/13/2006          1,596,495
        799,535    CHEYNE FINANCE LLC SERIES MTN+/-++                                     5.47        07/16/2007            799,567
      7,419,072    CITIGROUP REPURCHASE AGREEMENT (MATURITY VALUE $7,422,423)             5.42        10/02/2006          7,419,072
        960,401    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED++                     5.32        10/11/2006            959,134
        159,907    CULLINAN FINANCE CORPORATION                                           5.33        10/06/2006            159,813
         35,180    CULLINAN FINANCE CORPORATION++                                         5.34        10/12/2006             35,128
         25,585    CULLINAN FINANCE CORPORATION++                                         5.35        10/23/2006             25,507
        799,535    CULLINAN FINANCE CORPORATION SERIES MTN+/-++                           5.37        11/15/2006            799,615
      1,599,070    CULLINAN FINANCE CORPORATION SERIES MTN2+/-++                          5.29        06/25/2007          1,598,958
        799,535    DEER VALLEY FUNDING LLC                                                5.31        10/12/2006            798,368
         31,981    EDISON ASSET SECURITIZATION LLC                                        5.44        12/11/2006             31,656
      2,007,440    FAIRWAY FINANCE CORPORATION++                                          5.38        10/02/2006          2,007,440
         57,662    FAIRWAY FINANCE CORPORATION                                            5.35        10/23/2006             57,486
      9,594,420    FIRST BOSTON REPURCHASE AGREEMENT (MATURITY VALUE $9,598,761)          5.43        10/02/2006          9,594,420
        161,826    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                         5.36        10/12/2006            161,590
         70,359    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                       5.50        10/27/2006             70,102
         39,977    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                         5.46        11/06/2006             39,773
        469,263    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                       5.34        11/15/2006            466,250

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   EQUITY VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$        39,977    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                         5.49%       11/27/2006    $        39,651
         51,170    GEMINI SECURITIZATION LLC++                                            5.35        10/30/2006             50,961
        775,229    GEORGE STREET FINANCE LLC++                                            5.36        10/12/2006            774,097
      1,285,013    GEORGE STREET FINANCE LLC++                                            5.33        10/16/2006          1,282,378
        667,612    GOLDMAN SACHS GROUP INCORPORATED SERIES MTNB+/-                        5.66        10/27/2006            667,745
        458,933    GOLDMAN SACHS GROUP INCORPORATED SERIES MTNB+/-                        5.46        03/30/2007            459,282
         95,944    GRAMPIAN FUNDING LLC++                                                 5.23        10/02/2006             95,944
         63,963    HARRIER FINANCE FUNDING LLC SERIES MTN+/-++                            5.48        05/15/2007             63,985
        111,935    HBOS TREASURY SERVICES PLC+/-++                                        5.58        01/12/2007            111,999
        448,539    HSBC BANK USA+/-                                                       5.41        12/14/2006            448,615
      1,119,349    IBM CORPORATION SERIES MTN+/-                                          5.36        06/28/2007          1,119,931
         80,561    ING AMERICA INSURANCE HOLDINGS INCORPORATED                            5.33        10/10/2006             80,467
      2,078,791    ING USA ANNUITY & LIFE INSURANCE+/-                                    5.40        09/17/2007          2,078,791
        799,535    INTESA BANK (IRELAND) PLC SERIES BKNT+/-++                             5.33        10/25/2007            799,463
        115,133    JUPITER SECURITIZATION CORPORATION++                                   5.34        10/13/2006            114,948
        390,173    K2 (USA) LLC                                                           5.34        11/10/2006            387,953
        479,721    KAUPTHING BANK SERIES MTN+/-++                                         5.39        03/20/2007            479,424
        113,598    KESTREL FUNDING (US) LLC++                                             5.36        10/05/2006            113,548
        137,136    KESTREL FUNDING (US) LLC                                               5.35        10/06/2006            137,055
        295,508    KLIO FUNDING CORPORATION++                                             5.39        11/03/2006            294,128
        644,169    KLIO III FUNDING CORPORATION++                                         5.30        10/19/2006            642,572
        558,555    KLIO III FUNDING CORPORATION++                                         5.41        10/20/2006            557,092
         55,872    LIBERTY STREET FUNDING CORPORATION                                     5.35        10/25/2006             55,684
         63,963    LIBERTY STREET FUNDING CORPORATION                                     5.34        11/15/2006             63,552
        799,535    LIQUID FUNDING LIMITED                                                 5.34        10/10/2006            798,600
        479,721    LIQUID FUNDING LIMITED+/-++                                            5.29        12/01/2006            479,721
        799,535    LIQUID FUNDING LIMITED++                                               5.35        12/07/2006            791,867
        479,721    LIQUID FUNDING LIMITED                                                 5.49        12/28/2006            473,657
        191,888    LIQUID FUNDING LIMITED SERIES MTN+/-++                                 5.34        02/20/2007            191,917
        319,814    MBIA GLOBAL FUNDING LLC+/-++                                           5.33        02/20/2007            319,830
      1,607,065    MERRILL LYNCH & COMPANY SERIES MTN+/-                                  5.66        10/27/2006          1,607,355
         47,972    MONT BLANC CAPITAL CORPORATION                                         5.35        10/27/2006             47,797
        959,442    MORGAN STANLEY+/-                                                      5.45        10/10/2006            959,442
        180,695    MORGAN STANLEY+/-                                                      5.50        11/09/2006            180,722
        190,929    MORGAN STANLEY+/-                                                      5.55        11/24/2006            190,986
        538,087    MORGAN STANLEY+/-                                                      5.64        01/12/2007            538,345
        799,535    MORGAN STANLEY+/-                                                      5.61        07/27/2007            800,446
        147,914    MORGAN STANLEY SERIES EXL+/-                                           5.39        10/15/2007            147,938
        175,898    NATIONWIDE BUILDING SOCIETY+/-++                                       5.51        12/11/2006            175,965
        572,947    NATIONWIDE BUILDING SOCIETY+/-++                                       5.61        07/20/2007            573,646
        447,740    NIEUW AMSTERDAM RECEIVABLES CORPORATION                                5.34        10/02/2006            447,740
         34,252    NORTH SEA FUNDING LLC                                                  5.42        10/23/2006             34,147
        500,989    NORTH SEA FUNDING LLC                                                  5.33        11/09/2006            498,213
      1,599,070    NORTHERN ROCK PLC+/-++SS.                                              5.33        11/05/2007          1,599,230
        479,721    PARAGON MORTGAGES PLC SERIES 12A+/-++                                  5.31        10/15/2006            479,721
        129,365    RACERS TRUST SERIES 2004-6-MM+/-++                                     5.35        09/22/2006            129,383
      1,277,145    REGENCY MARKETS #1 LLC++                                               5.34        10/06/2006          1,276,392

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   EQUITY VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$        61,916    REGENCY MARKETS #1 LLC++                                               5.34%       10/16/2006    $        61,789
      1,599,070    SCALDIS CAPITAL LIMITED                                                5.32        10/31/2006          1,592,290
        639,628    SLM CORPORATION+/-++                                                   5.33        10/12/2007            639,794
        543,684    STANFIELD VICTORIA FUNDING LLC                                         5.40        11/27/2006            539,253
        369,801    TANGO FINANCE CORPORATION SERIES MTN+/-++                              5.39        10/25/2006            369,812
        765,091    THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++                   5.30        10/06/2006            764,640
         35,691    THUNDER BAY FUNDING LLC++                                              5.34        10/31/2006             35,540
         37,546    TICONDEROGA FUNDING LLC++                                              5.35        10/12/2006             37,491
        184,884    TRAVELERS INSURANCE COMPANY+/-                                         5.40        02/09/2007            184,881
        799,535    UNICREDITO ITALIANO BANK (IRELAND) SERIES EXL+/-++                     5.34        06/15/2007            799,551
        799,535    UNICREDITO ITALIANO BANK (IRELAND) SERIES LIB+/-++                     5.34        03/09/2007            799,663
      1,055,386    UNITEDHEALTH GROUP INCORPORATED                                        5.42        10/31/2006          1,050,911
         63,963    VERSAILLES CDS LLC++                                                   5.35        10/20/2006             63,795
        480,936    WHISTLEJACKET CAPITAL LIMITED                                          5.31        10/16/2006            479,950
        151,336    WHITE PINE FINANCE LLC                                                 5.30        10/02/2006            151,336
        559,611    WHITE PINE FINANCE LLC                                                 5.31        10/16/2006            558,464

                                                                                                                         72,837,605
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $74,220,883)                                                               74,220,883
                                                                                                                    ---------------

SHARES
SHORT-TERM INVESTMENTS - 3.20%

15,686,954         WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                          15,686,954
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $15,686,954)                                                                          15,686,954
                                                                                                                    ---------------
TOTAL INVESTMENTS IN SECURITIES
(COST $516,183,954)*                    115.38%                                                                     $   565,970,759

OTHER ASSETS AND LIABILITIES, NET       (15.38)                                                                         (75,455,374)
                                        ------                                                                      ---------------

TOTAL NET ASSETS                        100.00%                                                                     $   490,515,385
                                        ======                                                                      ===============

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+     NON-INCOME EARNING SECURITIES.

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

SS. THESE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE EFFECTIVE MATURITY.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

+++   SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $15,686,954.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $516,727,133 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

        GROSS UNREALIZED APPRECIATION                               $57,872,423
        GROSS UNREALIZED DEPRECIATION                                (8,628,797)
                                                                    -----------
        NET UNREALIZED APPRECIATION (DEPRECIATION)                  $49,243,626

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 99.38%

AMUSEMENT & RECREATION SERVICES - 0.22%
         39,117    HARRAH'S ENTERTAINMENT INCORPORATED                                                              $     2,598,542
         71,450    INTERNATIONAL GAME TECHNOLOGY                                                                          2,965,175

                                                                                                                          5,563,717
                                                                                                                    ---------------

APPAREL & ACCESSORY STORES - 0.41%
        113,368    GAP INCORPORATED                                                                                       2,148,324
         68,922    KOHL'S CORPORATION+                                                                                    4,474,416
         71,504    LIMITED BRANDS                                                                                         1,894,141
         48,080    NORDSTROM INCORPORATED                                                                                 2,033,784

                                                                                                                         10,550,665
                                                                                                                    ---------------

APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 0.12%
         23,751    JONES APPAREL GROUP INCORPORATED                                                                         770,482
         21,719    LIZ CLAIBORNE INCORPORATED                                                                               858,118
         18,680    VF CORPORATION                                                                                         1,362,706

                                                                                                                          2,991,306
                                                                                                                    ---------------

AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS - 0.07%
         32,282    AUTONATION INCORPORATED<<+                                                                               674,694
         11,104    AUTOZONE INCORPORATED<<+                                                                               1,147,043

                                                                                                                          1,821,737
                                                                                                                    ---------------

AUTOMOTIVE REPAIR, SERVICES & PARKING - 0.03%
         13,047    RYDER SYSTEM INCORPORATED                                                                                674,269
                                                                                                                    ---------------

BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS - 0.24%
         24,951    CENTEX CORPORATION<<                                                                                   1,312,922
         57,346    D.R. HORTON INCORPORATED                                                                               1,373,437
         16,532    KB HOME                                                                                                  724,102
         29,137    LENNAR CORPORATION CLASS A<<                                                                           1,318,449
         44,560    PULTE HOMES INCORPORATED<<                                                                             1,419,682

                                                                                                                          6,148,592
                                                                                                                    ---------------

BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS - 1.02%
        434,513    HOME DEPOT INCORPORATED                                                                               15,759,787
        321,652    LOWE'S COMPANIES INCORPORATED                                                                          9,025,555
         23,722    SHERWIN-WILLIAMS COMPANY                                                                               1,323,213

                                                                                                                         26,108,555
                                                                                                                    ---------------

BUSINESS SERVICES - 6.15%
        121,926    ADOBE SYSTEMS INCORPORATED+                                                                            4,566,129
         24,961    AFFILIATED COMPUTER SERVICES INCORPORATED CLASS A+                                                     1,294,477
         48,776    AUTODESK INCORPORATED+                                                                                 1,696,429
        116,956    AUTOMATIC DATA PROCESSING INCORPORATED                                                                 5,536,697
         43,149    BMC SOFTWARE INCORPORATED<<+                                                                           1,174,516
         86,449    CA INCORPORATED<<                                                                                      2,047,977
         38,694    CITRIX SYSTEMS INCORPORATED+                                                                           1,401,110
         36,149    COMPUTER SCIENCES CORPORATION+                                                                         1,775,639

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
BUSINESS SERVICES (CONTINUED)
         78,421    COMPUWARE CORPORATION+                                                                           $       610,900
         29,228    CONVERGYS CORPORATION+                                                                                   603,558
        247,308    EBAY INCORPORATED+                                                                                     7,013,655
         64,557    ELECTRONIC ARTS INCORPORATED+                                                                          3,594,534
        108,966    ELECTRONIC DATA SYSTEMS CORPORATION                                                                    2,671,846
         26,657    EQUIFAX INCORPORATED                                                                                     978,578
        161,078    FIRST DATA CORPORATION                                                                                 6,765,276
         36,678    FISERV INCORPORATED+                                                                                   1,727,167
         44,850    GOOGLE INCORPORATED CLASS A+                                                                          18,025,215
         42,418    IMS HEALTH INCORPORATED                                                                                1,130,016
         92,796    INTERPUBLIC GROUP OF COMPANIES INCORPORATED<<+                                                           918,680
         71,932    INTUIT INCORPORATED<<+                                                                                 2,308,298
        119,099    JUNIPER NETWORKS INCORPORATED<<+                                                                       2,058,031
      1,818,262    MICROSOFT CORPORATION                                                                                 49,693,100
         27,023    MONSTER WORLDWIDE INCORPORATED+                                                                          977,962
         37,934    NCR CORPORATION+                                                                                       1,497,634
         71,367    NOVELL INCORPORATED+                                                                                     436,766
         36,166    OMNICOM GROUP INCORPORATED                                                                             3,385,138
        849,116    ORACLE CORPORATION<<+                                                                                 15,063,318
         23,503    PARAMETRIC TECHNOLOGY CORPORATION+                                                                       410,366
         36,063    ROBERT HALF INTERNATIONAL INCORPORATED                                                                 1,225,060
        738,753    SUN MICROSYSTEMS INCORPORATED+                                                                         3,671,602
        208,239    SYMANTEC CORPORATION<<+                                                                                4,431,326
         72,369    UNISYS CORPORATION+                                                                                      409,609
         51,605    VERISIGN INCORPORATED+                                                                                 1,042,421
        261,682    YAHOO! INCORPORATED<<+                                                                                 6,615,321

                                                                                                                        156,758,351
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 10.00%
        321,626    ABBOTT LABORATORIES<<                                                                                 15,618,159
         46,384    AIR PRODUCTS & CHEMICALS INCORPORATED                                                                  3,078,506
         16,428    ALBERTO-CULVER COMPANY CLASS B                                                                           831,093
        246,423    AMGEN INCORPORATED+                                                                                   17,626,637
         19,873    AVERY DENNISON CORPORATION                                                                             1,195,758
         94,242    AVON PRODUCTS INCORPORATED                                                                             2,889,460
         22,376    BARR PHARMACEUTICALS INCORPORATED+                                                                     1,162,209
         72,331    BIOGEN IDEC INCORPORATED<<+                                                                            3,231,749
        413,987    BRISTOL-MYERS SQUIBB COMPANY                                                                          10,316,556
         31,820    CLOROX COMPANY                                                                                         2,004,660
        108,714    COLGATE-PALMOLIVE COMPANY                                                                              6,751,139
        201,955    DOW CHEMICAL COMPANY                                                                                   7,872,206
        194,051    E.I. DU PONT DE NEMOURS & COMPANY                                                                      8,313,145
         17,317    EASTMAN CHEMICAL COMPANY                                                                                 935,464
         37,609    ECOLAB INCORPORATED                                                                                    1,610,417
        207,030    ELI LILLY & COMPANY                                                                                   11,800,710
         27,195    ESTEE LAUDER COMPANIES INCORPORATED CLASS A                                                            1,096,774
         66,936    FOREST LABORATORIES INCORPORATED+                                                                      3,387,631
         55,023    GENZYME CORPORATION+                                                                                   3,712,402

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
CHEMICALS & ALLIED PRODUCTS (CONTINUED)
         96,172    GILEAD SCIENCES INCORPORATED<<+                                                                  $     6,607,016
         33,051    HOSPIRA INCORPORATED+                                                                                  1,264,862
         16,606    INTERNATIONAL FLAVORS & FRAGRANCES INCORPORATED                                                          656,601
         51,175    KING PHARMACEUTICALS INCORPORATED<<+                                                                     871,510
         50,403    MEDIMMUNE INCORPORATED+                                                                                1,472,272
        458,108    MERCK & COMPANY INCORPORATED                                                                          19,194,725
        114,268    MONSANTO COMPANY                                                                                       5,371,739
         44,378    MYLAN LABORATORIES INCORPORATED                                                                          893,329
      1,534,962    PFIZER INCORPORATED                                                                                   43,531,522
         34,771    PPG INDUSTRIES INCORPORATED                                                                            2,332,439
         67,861    PRAXAIR INCORPORATED                                                                                   4,014,657
        668,404    PROCTER & GAMBLE COMPANY                                                                              41,427,680
         30,219    ROHM & HAAS COMPANY                                                                                    1,430,870
        311,841    SCHERING-PLOUGH CORPORATION                                                                            6,888,568
         13,972    SIGMA-ALDRICH CORPORATION                                                                              1,057,261
        283,281    WYETH                                                                                                 14,402,006

                                                                                                                        254,851,732
                                                                                                                    ---------------

COAL MINING - 0.05%
         38,598    CONSOL ENERGY INCORPORATED                                                                             1,224,715
                                                                                                                    ---------------

COMMUNICATIONS - 4.31%
         81,710    ALLTEL CORPORATION                                                                                     4,534,905
        817,676    AT&T INCORPORATED<<                                                                                   26,623,531
         96,198    AVAYA INCORPORATED+                                                                                    1,100,505
        382,252    BELLSOUTH CORPORATION                                                                                 16,341,273
         24,506    CENTURYTEL INCORPORATED                                                                                  972,153
        104,478    CLEAR CHANNEL COMMUNICATIONS INCORPORATED                                                              3,014,190
        440,565    COMCAST CORPORATION CLASS A<<+                                                                        16,234,820
         31,391    EMBARQ CORPORATION<<                                                                                   1,518,383
        336,907    QWEST COMMUNICATIONS INTERNATIONAL INCORPORATED<<+                                                     2,937,829
        628,899    SPRINT NEXTEL CORPORATION                                                                             10,785,618
         52,818    UNIVISION COMMUNICATIONS INCORPORATED CLASS A+                                                         1,813,770
        610,225    VERIZON COMMUNICATIONS INCORPORATED                                                                   22,657,654
         99,804    WINDSTREAM CORPORATION                                                                                 1,316,415

                                                                                                                        109,851,046
                                                                                                                    ---------------

DEPOSITORY INSTITUTIONS - 10.85%
         72,090    AMSOUTH BANCORPORATION                                                                                 2,093,494
        952,767    BANK OF AMERICA CORPORATION                                                                           51,039,728
        160,650    BANK OF NEW YORK COMPANY INCORPORATED                                                                  5,664,519
        113,055    BB&T CORPORATION                                                                                       4,949,548
      1,040,776    CITIGROUP INCORPORATED                                                                                51,695,344
         34,147    COMERICA INCORPORATED                                                                                  1,943,647
         39,260    COMMERCE BANCORP INCORPORATED                                                                          1,441,235
         27,238    COMPASS BANCSHARES INCORPORATED                                                                        1,552,021
        117,445    FIFTH THIRD BANCORP                                                                                    4,472,306
         26,092    FIRST HORIZON NATIONAL CORPORATION                                                                       991,757

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
DEPOSITORY INSTITUTIONS (CONTINUED)
         55,955    GOLDEN WEST FINANCIAL CORPORATION                                                                $     4,322,524
         50,004    HUNTINGTON BANCSHARES INCORPORATED                                                                     1,196,596
        730,788    JPMORGAN CHASE & COMPANY                                                                              34,317,804
         84,900    KEYCORP                                                                                                3,178,656
         16,358    M&T BANK CORPORATION                                                                                   1,962,306
         53,533    MARSHALL & ILSLEY CORPORATION                                                                          2,579,220
         86,614    MELLON FINANCIAL CORPORATION                                                                           3,386,607
        127,332    NATIONAL CITY CORPORATION<<                                                                            4,660,351
         98,066    NORTH FORK BANCORPORATION INCORPORATED                                                                 2,808,610
         39,451    NORTHERN TRUST CORPORATION                                                                             2,305,122
         61,987    PNC FINANCIAL SERVICES GROUP                                                                           4,490,338
         95,711    REGIONS FINANCIAL CORPORATION<<                                                                        3,521,208
         75,495    SOVEREIGN BANCORP INCORPORATED<<                                                                       1,623,903
         69,710    STATE STREET CORPORATION                                                                               4,349,904
         76,797    SUNTRUST BANKS INCORPORATED                                                                            5,934,872
         68,213    SYNOVUS FINANCIAL CORPORATION                                                                          2,003,416
        374,125    US BANCORP                                                                                            12,428,433
        344,187    WACHOVIA CORPORATION<<                                                                                19,205,635
        202,829    WASHINGTON MUTUAL INCORPORATED<<                                                                       8,816,977
        708,851    WELLS FARGO & COMPANY+++                                                                              25,646,229
         22,457    ZIONS BANCORPORATION                                                                                   1,792,293

                                                                                                                        276,374,603
                                                                                                                    ---------------

EATING & DRINKING PLACES - 0.63%
         30,756    DARDEN RESTAURANTS INCORPORATED                                                                        1,306,207
        258,160    MCDONALD'S CORPORATION                                                                                10,099,219
         24,771    WENDY'S INTERNATIONAL INCORPORATED                                                                     1,659,657
         56,991    YUM! BRANDS INCORPORATED<<                                                                             2,966,382

                                                                                                                         16,031,465
                                                                                                                    ---------------

EDUCATIONAL SERVICES - 0.06%
         29,460   APOLLO GROUP INCORPORATED CLASS A+                                                                      1,450,610
                                                                                                                    ---------------

ELECTRIC, GAS & SANITARY SERVICES - 3.90%
        139,240    AES CORPORATION+                                                                                       2,839,104
         34,648    ALLEGHENY ENERGY INCORPORATED+                                                                         1,391,810
         53,393    ALLIED WASTE INDUSTRIES INCORPORATED<<+                                                                  601,739
         43,338    AMEREN CORPORATION<<                                                                                   2,287,813
         82,937    AMERICAN ELECTRIC POWER COMPANY INCORPORATED                                                           3,016,419
         65,631    CENTERPOINT ENERGY INCORPORATED<<                                                                        939,836
         67,540    CITIZENS COMMUNICATIONS COMPANY<<                                                                        948,262
         46,647    CMS ENERGY CORPORATION<<+                                                                                673,583
         51,885    CONSOLIDATED EDISON INCORPORATED<<                                                                     2,397,087
         37,821    CONSTELLATION ENERGY GROUP INCORPORATED<<                                                              2,239,003
         74,279    DOMINION RESOURCES INCORPORATED<<                                                                      5,681,601
         37,421    DTE ENERGY COMPANY<<                                                                                   1,553,346
        263,778    DUKE ENERGY CORPORATION<<                                                                              7,966,096
         79,623    DYNEGY INCORPORATED CLASS A+                                                                             441,111
         68,588    EDISON INTERNATIONAL                                                                                   2,856,004

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
ELECTRIC, GAS & SANITARY SERVICES (CONTINUED)
        146,508    EL PASO CORPORATION<<                                                                            $     1,998,369
         43,862    ENTERGY CORPORATION                                                                                    3,431,324
        140,937    EXELON CORPORATION                                                                                     8,532,326
         69,435    FIRSTENERGY CORPORATION                                                                                3,878,639
         85,136    FPL GROUP INCORPORATED<<                                                                               3,831,120
         36,845    KEYSPAN CORPORATION<<                                                                                  1,515,803
         22,554    KINDER MORGAN INCORPORATED                                                                             2,364,787
          9,375    NICOR INCORPORATED                                                                                       400,875
         57,428    NISOURCE INCORPORATED                                                                                  1,248,485
          8,098    PEOPLES ENERGY CORPORATION                                                                               329,184
         73,273    PG&E CORPORATION                                                                                       3,051,820
         20,941    PINNACLE WEST CAPITAL CORPORATION                                                                        943,392
         80,203    PPL CORPORATION                                                                                        2,638,679
         53,333    PROGRESS ENERGY INCORPORATED<<                                                                         2,420,252
         52,991    PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED<<                                                         3,242,519
         54,989    SEMPRA ENERGY                                                                                          2,763,197
         43,976    TECO ENERGY INCORPORATED                                                                                 688,224
        156,262    THE SOUTHERN COMPANY<<                                                                                 5,384,789
         97,126    TXU CORPORATION                                                                                        6,072,318
        113,783    WASTE MANAGEMENT INCORPORATED                                                                          4,173,542
        125,425    WILLIAMS COMPANIES INCORPORATED                                                                        2,993,895
         85,462    XCEL ENERGY INCORPORATED<<                                                                             1,764,790

                                                                                                                         99,501,143
                                                                                                                    ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 8.77%
         24,678    ADC TELECOMMUNICATIONS INCORPORATED<<+                                                                   370,170
        102,285    ADVANCED MICRO DEVICES INCORPORATED<<+                                                                 2,541,782
         75,637    ALTERA CORPORATION+                                                                                    1,390,208
         35,688    AMERICAN POWER CONVERSION CORPORATION<<                                                                  783,708
         74,280    ANALOG DEVICES INCORPORATED                                                                            2,183,089
         98,722    BROADCOM CORPORATION CLASS A+                                                                          2,995,225
         17,776    CIENA CORPORATION+                                                                                       484,384
      1,285,117    CISCO SYSTEMS INCORPORATED+                                                                           29,557,691
         42,525    COMVERSE TECHNOLOGY INCORPORATED<<+                                                                      911,736
         19,269    COOPER INDUSTRIES LIMITED CLASS A                                                                      1,642,104
         85,826    EMERSON ELECTRIC COMPANY                                                                               7,197,368
         85,400    FREESCALE SEMICONDUCTOR INCORPORATED CLASS B+                                                          3,246,053
      2,173,226    GENERAL ELECTRIC COMPANY                                                                              76,714,878
         13,720    HARMAN INTERNATIONAL INDUSTRIES INCORPORATED                                                           1,144,797
      1,214,253    INTEL CORPORATION                                                                                     24,977,184
         38,880    JABIL CIRCUIT INCORPORATED                                                                             1,110,802
        354,690    JDS UNIPHASE CORPORATION<<+                                                                              776,771
         41,910    KLA-TENCOR CORPORATION<<                                                                               1,863,738
         25,899    L-3 COMMUNICATIONS HOLDINGS INCORPORATED                                                               2,028,669
         63,416    LINEAR TECHNOLOGY CORPORATION                                                                          1,973,506
         84,119    LSI LOGIC CORPORATION+                                                                                   691,458
        943,533    LUCENT TECHNOLOGIES INCORPORATED<<+                                                                    2,207,867
         67,510    MAXIM INTEGRATED PRODUCTS INCORPORATED<<                                                               1,895,006

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT (CONTINUED)
        153,651    MICRON TECHNOLOGY INCORPORATED+                                                                  $     2,673,527
         29,771    MOLEX INCORPORATED                                                                                     1,160,176
        515,770    MOTOROLA INCORPORATED                                                                                 12,894,250
         62,665    NATIONAL SEMICONDUCTOR CORPORATION                                                                     1,474,507
         78,399    NETWORK APPLIANCE INCORPORATED<<+                                                                      2,901,547
         25,944    NOVELLUS SYSTEMS INCORPORATED<<+                                                                         717,611
         74,209    NVIDIA CORPORATION+                                                                                    2,195,844
         43,996    PMC-SIERRA INCORPORATED<<+                                                                               261,336
         33,542    QLOGIC CORPORATION+                                                                                      633,944
        347,749    QUALCOMM INCORPORATED                                                                                 12,640,676
         36,084    ROCKWELL COLLINS INCORPORATED                                                                          1,978,847
        112,169    SANMINA-SCI CORPORATION+                                                                                 419,512
         94,247    TELLABS INCORPORATED+                                                                                  1,032,947
        322,632    TEXAS INSTRUMENTS INCORPORATED                                                                        10,727,514
         16,467    WHIRLPOOL CORPORATION                                                                                  1,385,039
         71,548    XILINX INCORPORATED                                                                                    1,570,479

                                                                                                                        223,355,950
                                                                                                                    ---------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 0.37%
         18,438    FLUOR CORPORATION                                                                                      1,417,698
         49,849    MOODY'S CORPORATION                                                                                    3,259,128
         71,258    PAYCHEX INCORPORATED                                                                                   2,625,857
         34,029    QUEST DIAGNOSTICS INCORPORATED                                                                         2,081,214

                                                                                                                          9,383,897
                                                                                                                    ---------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 0.31%
         21,936    BALL CORPORATION                                                                                         887,311
         31,751    FORTUNE BRANDS INCORPORATED                                                                            2,384,818
         88,466    ILLINOIS TOOL WORKS INCORPORATED                                                                       3,972,123
         12,220    SNAP-ON INCORPORATED<<                                                                                   544,401

                                                                                                                          7,788,653
                                                                                                                    ---------------

FINANCIAL SERVICES - 0.03%
         43,507    JANUS CAPITAL GROUP INCORPORATED                                                                         857,958
                                                                                                                    ---------------

FOOD & KINDRED PRODUCTS - 3.22%
        161,826    ANHEUSER-BUSCH COMPANIES INCORPORATED                                                                  7,688,353
        138,038    ARCHER-DANIELS-MIDLAND COMPANY                                                                         5,228,879
         48,547    CAMPBELL SOUP COMPANY                                                                                  1,771,966
         58,018    COCA-COLA ENTERPRISES INCORPORATED                                                                     1,208,515
        107,539    CONAGRA FOODS INCORPORATED<<                                                                           2,632,555
         44,394    CONSTELLATION BRANDS INCORPORATED CLASS A<<+                                                           1,277,659
         74,272    GENERAL MILLS INCORPORATED                                                                             4,203,795
         69,781    H.J. HEINZ COMPANY                                                                                     2,925,917
         23,858    HERCULES INCORPORATED+                                                                                   376,241
         36,972    HERSHEY FOODS CORPORATION                                                                              1,976,153
         52,613    KELLOGG COMPANY                                                                                        2,605,396
         27,754    MCCORMICK & COMPANY INCORPORATED                                                                       1,054,097
          9,610    MOLSON COORS BREWING COMPANY<<                                                                           662,129

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
FOOD & KINDRED PRODUCTS (CONTINUED)
         28,596    PEPSI BOTTLING GROUP INCORPORATED                                                                $     1,015,158
        347,072    PEPSICO INCORPORATED                                                                                  22,649,919
        160,020    SARA LEE CORPORATION<<                                                                                 2,571,521
        429,015    THE COCA-COLA COMPANY                                                                                 19,168,390
         53,041    TYSON FOODS INCORPORATED CLASS A<<                                                                       842,291
         46,155    WM. WRIGLEY JR. COMPANY                                                                                2,125,899

                                                                                                                         81,984,833
                                                                                                                    ---------------

FOOD STORES - 0.53%
        152,100    KROGER COMPANY                                                                                         3,519,594
         93,595    SAFEWAY INCORPORATED                                                                                   2,840,608
        159,163    STARBUCKS CORPORATION<<+                                                                               5,419,500
         29,720    WHOLE FOODS MARKET INCORPORATED<<                                                                      1,766,260

                                                                                                                         13,545,962
                                                                                                                    ---------------

FORESTRY - 0.12%
         51,839    WEYERHAEUSER COMPANY                                                                                   3,189,654
                                                                                                                    ---------------

FURNITURE & FIXTURES - 0.19%
         38,031    LEGGETT & PLATT INCORPORATED                                                                             951,916
         83,806    MASCO CORPORATION                                                                                      2,297,961
         58,291    NEWELL RUBBERMAID INCORPORATED<<                                                                       1,650,801

                                                                                                                          4,900,678
                                                                                                                    ---------------

GENERAL MERCHANDISE STORES - 2.02%
         22,918    BIG LOTS INCORPORATED<<+                                                                                 454,006
         65,672    DOLLAR GENERAL CORPORATION                                                                               895,109
         31,921    FAMILY DOLLAR STORES INCORPORATED                                                                        933,370
        114,424    FEDERATED DEPARTMENT STORES INCORPORATED                                                               4,944,261
         47,199    JC PENNEY COMPANY INCORPORATED                                                                         3,227,940
         17,510    SEARS HOLDINGS CORPORATION<<+                                                                          2,768,156
        180,768    TARGET CORPORATION                                                                                     9,987,432
         94,626    TJX COMPANIES INCORPORATED                                                                             2,652,367
        517,810    WAL-MART STORES INCORPORATED                                                                          25,538,389

                                                                                                                         51,401,030
                                                                                                                    ---------------

HEALTH SERVICES - 0.57%
         89,870    CAREMARK RX INCORPORATED                                                                               5,092,933
         89,241    HCA INCORPORATED                                                                                       4,452,233
         50,583    HEALTH MANAGEMENT ASSOCIATES INCORPORATED CLASS A                                                      1,057,185
         26,356    LABORATORY CORPORATION OF AMERICA HOLDINGS<<+                                                          1,728,163
         15,506    MANOR CARE INCORPORATED<<                                                                                810,654
         99,218    TENET HEALTHCARE CORPORATION+                                                                            807,635
         21,518    WATSON PHARMACEUTICALS INCORPORATED+                                                                     563,126

                                                                                                                         14,511,929
                                                                                                                    ---------------

HOLDING & OTHER INVESTMENT OFFICES - 1.08%
         20,497    APARTMENT INVESTMENT & MANAGEMENT COMPANY CLASS A                                                      1,115,242
         45,102    ARCHSTONE-SMITH TRUST                                                                                  2,455,353

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
HOLDING & OTHER INVESTMENT OFFICES (CONTINUED)
         24,061    BOSTON PROPERTIES INCORPORATED                                                                   $     2,486,464
         73,706    EQUITY OFFICE PROPERTIES TRUST                                                                         2,930,551
         61,250    EQUITY RESIDENTIAL<<                                                                                   3,098,025
         45,593    KIMCO REALTY CORPORATION                                                                               1,954,572
         37,727    PLUM CREEK TIMBER COMPANY                                                                              1,284,227
         51,600    PROLOGIS                                                                                               2,944,296
         25,527    PUBLIC STORAGE INCORPORATED                                                                            2,195,067
         46,559    SIMON PROPERTY GROUP INCORPORATED<<                                                                    4,219,177
         25,657    VORNADO REALTY TRUST<<                                                                                 2,796,613

                                                                                                                         27,479,587
                                                                                                                    ---------------

HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 0.32%
         59,412    BED BATH & BEYOND INCORPORATED+                                                                        2,273,103
         85,589    BEST BUY COMPANY INCORPORATED                                                                          4,584,147
         29,681    CIRCUIT CITY STORES INCORPORATED                                                                         745,290
         28,568    RADIO SHACK CORPORATION<<                                                                                551,362

                                                                                                                          8,153,902
                                                                                                                    ---------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 0.35%
         81,214    HILTON HOTELS CORPORATION<<                                                                            2,261,810
         72,333    MARRIOTT INTERNATIONAL INCORPORATED CLASS A                                                            2,794,947
         45,851    STARWOOD HOTELS & RESORTS WORLDWIDE INCORPORATED                                                       2,622,219
         42,179    WYNDHAM WORLDWIDE CORPORATION+                                                                         1,179,747

                                                                                                                          8,858,723
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 5.42%
        158,567    3M COMPANY                                                                                            11,800,556
         36,732    AMERICAN STANDARD COMPANIES INCORPORATED                                                               1,541,642
        179,045    APPLE COMPUTER INCORPORATED+                                                                          13,791,836
        292,388    APPLIED MATERIALS INCORPORATED<<                                                                       5,184,039
         69,249    BAKER HUGHES INCORPORATED                                                                              4,722,782
         15,588    BLACK & DECKER CORPORATION<<                                                                           1,236,908
        138,045    CATERPILLAR INCORPORATED                                                                               9,083,361
         11,064    CUMMINS INCORPORATED<<                                                                                 1,319,161
         48,670    DEERE & COMPANY                                                                                        4,083,900
        478,209    DELL INCORPORATED<<+                                                                                  10,922,294
         42,845    DOVER CORPORATION                                                                                      2,032,567
         31,577    EATON CORPORATION                                                                                      2,174,076
        483,867    EMC CORPORATION+                                                                                       5,796,727
        576,592    HEWLETT-PACKARD COMPANY                                                                               21,155,160
         67,731    INGERSOLL-RAND COMPANY CLASS A<<                                                                       2,572,423
        320,370    INTERNATIONAL BUSINESS MACHINES CORPORATION                                                           26,251,118
         21,112    LEXMARK INTERNATIONAL INCORPORATED+                                                                    1,217,318
         36,919    NATIONAL-OILWELL VARCO INCORPORATED<<+                                                                 2,161,607
         26,279    PALL CORPORATION                                                                                         809,656
         25,307    PARKER HANNIFIN CORPORATION                                                                            1,967,113
         46,636    PITNEY BOWES INCORPORATED                                                                              2,069,239
         41,251    SANDISK CORPORATION<<+                                                                                 2,208,579

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT (CONTINUED)
         42,201    SMITH INTERNATIONAL INCORPORATED                                                                 $     1,637,399
        192,528    SOLECTRON CORPORATION+                                                                                   627,641
         17,034    STANLEY WORKS                                                                                            849,145
         53,457    SYMBOL TECHNOLOGIES INCORPORATED<<                                                                       794,371

                                                                                                                        138,010,618
                                                                                                                    ---------------

INSURANCE AGENTS, BROKERS & SERVICE - 0.36%
         66,200    AON CORPORATION<<                                                                                      2,242,194
         34,748    HUMANA INCORPORATED+                                                                                   2,296,495
        115,866    MARSH & MCLENNAN COMPANIES INCORPORATED                                                                3,261,628
         72,105    UNUMPROVIDENT CORPORATION                                                                              1,398,116

                                                                                                                          9,198,433
                                                                                                                    ---------------

INSURANCE CARRIERS - 5.80%
         68,456    ACE LIMITED                                                                                            3,746,597
        115,299    AETNA INCORPORATED                                                                                     4,560,075
        104,477    AFLAC INCORPORATED                                                                                     4,780,868
        132,520    ALLSTATE CORPORATION                                                                                   8,312,980
         22,297    AMBAC FINANCIAL GROUP INCORPORATED                                                                     1,845,077
        547,079    AMERICAN INTERNATIONAL GROUP INCORPORATED                                                             36,249,455
         86,481    CHUBB CORPORATION                                                                                      4,493,553
         23,344    CIGNA CORPORATION                                                                                      2,715,374
         36,466    CINCINNATI FINANCIAL CORPORATION                                                                       1,752,556
         95,784    GENWORTH FINANCIAL INCORPORATED                                                                        3,353,398
         64,048    HARTFORD FINANCIAL SERVICES GROUP INCORPORATED                                                         5,556,164
         60,445    LINCOLN NATIONAL CORPORATION                                                                           3,752,426
         96,224    LOEWS CORPORATION                                                                                      3,646,890
         28,368    MBIA INCORPORATED<<                                                                                    1,742,930
        159,863    METLIFE INCORPORATED                                                                                   9,061,035
         17,780    MGIC INVESTMENT CORPORATION<<                                                                          1,066,267
         56,689    PRINCIPAL FINANCIAL GROUP INCORPORATED                                                                 3,077,079
        162,566    PROGRESSIVE CORPORATION                                                                                3,989,370
        102,099    PRUDENTIAL FINANCIAL INCORPORATED                                                                      7,785,049
         24,494    SAFECO CORPORATION                                                                                     1,443,431
        145,451    ST. PAUL TRAVELERS COMPANIES INCORPORATED                                                              6,820,197
         20,827    TORCHMARK CORPORATION                                                                                  1,314,392
        283,563    UNITEDHEALTH GROUP INCORPORATED                                                                       13,951,300
        130,476    WELLPOINT INCORPORATED+                                                                               10,053,176
         37,954    XL CAPITAL LIMITED CLASS A                                                                             2,607,440

                                                                                                                        147,677,079
                                                                                                                    ---------------

LEATHER & LEATHER PRODUCTS - 0.10%
         77,020    COACH INCORPORATED+                                                                                    2,649,488
                                                                                                                    ---------------

LUMBER & WOOD PRODUCTS, EXCEPT FURNITURE - 0.02%
         22,149    LOUISIANA-PACIFIC CORPORATION                                                                            415,737
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 2.62%
         86,033    AGILENT TECHNOLOGIES INCORPORATED+                                                               $     2,812,419
         31,745    ALLERGAN INCORPORATED                                                                                  3,574,804
         38,365    APPLERA CORPORATION-APPLIED BIOSYSTEMS GROUP                                                           1,270,265
         11,319    BAUSCH & LOMB INCORPORATED<<                                                                             567,421
        137,337    BAXTER INTERNATIONAL INCORPORATED                                                                      6,243,340
         51,511    BECTON DICKINSON & COMPANY                                                                             3,640,282
         51,540    BIOMET INCORPORATED                                                                                    1,659,073
        247,977    BOSTON SCIENTIFIC CORPORATION+                                                                         3,667,584
         21,791    C.R. BARD INCORPORATED<<                                                                               1,634,325
         49,812    DANAHER CORPORATION                                                                                    3,420,590
         60,471    EASTMAN KODAK COMPANY<<                                                                                1,354,550
         26,191    FISHER SCIENTIFIC INTERNATIONAL INCORPORATED<<+                                                        2,049,184
        241,954    MEDTRONIC INCORPORATED                                                                                11,236,344
         11,216    MILLIPORE CORPORATION<<+                                                                                 687,541
         26,439    PERKINELMER INCORPORATED                                                                                 500,490
         94,462    RAYTHEON COMPANY                                                                                       4,535,121
         37,037    ROCKWELL AUTOMATION INCORPORATED                                                                       2,151,850
         74,238    ST. JUDE MEDICAL INCORPORATED+                                                                         2,619,859
         62,478    STRYKER CORPORATION<<                                                                                  3,098,284
         17,624    TEKTRONIX INCORPORATED                                                                                   509,862
         41,473    TERADYNE INCORPORATED<<+                                                                                 545,785
         33,175    THERMO ELECTRON CORPORATION<<+                                                                         1,304,773
         21,566    WATERS CORPORATION+                                                                                      976,508
        205,929    XEROX CORPORATION+                                                                                     3,204,255
         51,101    ZIMMER HOLDINGS INCORPORATED+                                                                          3,449,318

                                                                                                                         66,713,827
                                                                                                                    ---------------

MEDICAL MANAGEMENT SERVICES - 0.07%
         33,450    COVENTRY HEALTH CARE INCORPORATED+                                                                     1,723,344
                                                                                                                    ---------------

METAL MINING - 0.39%
         41,357    FREEPORT-MCMORAN COPPER & GOLD INCORPORATED CLASS B                                                    2,202,674
         94,663    NEWMONT MINING CORPORATION                                                                             4,046,843
         42,940    PHELPS DODGE CORPORATION                                                                               3,637,018

                                                                                                                          9,886,535
                                                                                                                    ---------------

MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS - 0.06%
         20,313    VULCAN MATERIALS COMPANY                                                                               1,589,492
                                                                                                                    ---------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 2.17%
         34,436    HASBRO INCORPORATED                                                                                      783,419
        615,762    JOHNSON & JOHNSON                                                                                     39,987,584
         79,575    MATTEL INCORPORATED                                                                                    1,567,628
         29,082    TIFFANY & COMPANY                                                                                        965,522
        424,128    TYCO INTERNATIONAL LIMITED                                                                            11,871,343

                                                                                                                         55,175,496
                                                                                                                    ---------------

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
MISCELLANEOUS RETAIL - 1.20%
         66,145    AMAZON.COM INCORPORATED<<+                                                                       $     2,124,577
         98,515    COSTCO WHOLESALE CORPORATION<<                                                                         4,894,225
        172,921    CVS CORPORATION                                                                                        5,554,223
         12,727    DILLARDS INCORPORATED CLASS A                                                                            416,555
         28,998    EXPRESS SCRIPTS INCORPORATED+                                                                          2,189,059
         59,634    OFFICE DEPOT INCORPORATED+                                                                             2,367,470
        152,938    STAPLES INCORPORATED                                                                                   3,720,982
        212,200    WALGREEN COMPANY                                                                                       9,419,558

                                                                                                                         30,686,649
                                                                                                                    ---------------

MOTION PICTURES - 1.53%
        491,908    NEWS CORPORATION CLASS A<<                                                                             9,665,992
        856,157    TIME WARNER INCORPORATED<<                                                                            15,607,742
        440,007    WALT DISNEY COMPANY<<                                                                                 13,600,616

                                                                                                                         38,874,350
                                                                                                                    ---------------

MOTOR FREIGHT TRANSPORTATION & WAREHOUSING - 0.64%
        227,570    UNITED PARCEL SERVICE INCORPORATED CLASS B                                                            16,371,386
                                                                                                                    ---------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 2.02%
        255,746    AMERICAN EXPRESS COMPANY                                                                              14,342,236
         64,444    CAPITAL ONE FINANCIAL CORPORATION<<                                                                    5,069,165
         41,858    CIT GROUP INCORPORATED                                                                                 2,035,555
        128,839    COUNTRYWIDE FINANCIAL CORPORATION                                                                      4,514,519
        203,758    FANNIE MAE                                                                                            11,392,110
        145,466    FREDDIE MAC                                                                                            9,648,760
         86,319    SLM CORPORATION                                                                                        4,486,862

                                                                                                                         51,489,207
                                                                                                                    ---------------

OIL & GAS EXTRACTION - 2.67%
         96,725    ANADARKO PETROLEUM CORPORATION<<                                                                       4,239,457
         69,310    APACHE CORPORATION                                                                                     4,380,392
         62,976    BJ SERVICES COMPANY                                                                                    1,897,467
         79,656    CHESAPEAKE ENERGY CORPORATION                                                                          2,308,431
         92,848    DEVON ENERGY CORPORATION                                                                               5,863,351
         51,073    EOG RESOURCES INCORPORATED                                                                             3,322,299
        217,073    HALLIBURTON COMPANY<<                                                                                  6,175,727
         66,529    NABORS INDUSTRIES LIMITED<<+                                                                           1,979,238
         28,872    NOBLE CORPORATION                                                                                      1,853,005
        181,366    OCCIDENTAL PETROLEUM CORPORATION<<                                                                     8,725,518
         23,240    ROWAN COMPANIES INCORPORATED<<                                                                           735,081
        249,258    SCHLUMBERGER LIMITED<<                                                                                15,461,474
         66,327    TRANSOCEAN INCORPORATED+                                                                               4,857,126
         72,839    WEATHERFORD INTERNATIONAL LIMITED+                                                                     3,038,843
         76,992    XTO ENERGY INCORPORATED                                                                                3,243,673

                                                                                                                         68,081,082
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
PAPER & ALLIED PRODUCTS - 0.54%
         22,069    BEMIS COMPANY INCORPORATED                                                                       $       725,187
         95,701    INTERNATIONAL PAPER COMPANY<<                                                                          3,314,126
         96,459    KIMBERLY-CLARK CORPORATION                                                                             6,304,560
         38,140    MEADWESTVACO CORPORATION                                                                               1,011,091
         15,619    OFFICEMAX INCORPORATED                                                                                   636,318
         29,047    PACTIV CORPORATION+                                                                                      825,516
         22,893    TEMPLE-INLAND INCORPORATED<<                                                                             918,009

                                                                                                                         13,734,807
                                                                                                                    ---------------

PERSONAL SERVICES - 0.10%
         28,748    CINTAS CORPORATION                                                                                     1,173,781
         67,719    H & R BLOCK INCORPORATED                                                                               1,472,211

                                                                                                                          2,645,992
                                                                                                                    ---------------

PETROLEUM REFINING & RELATED INDUSTRIES - 6.03%
         13,321    ASHLAND INCORPORATED                                                                                     849,613
        462,710    CHEVRON CORPORATION                                                                                   30,011,371
        346,888    CONOCOPHILLIPS<<                                                                                      20,650,243
      1,251,505    EXXON MOBIL CORPORATION                                                                               83,975,986
         50,787    HESS CORPORATION<<                                                                                     2,103,598
         75,399    MARATHON OIL CORPORATION                                                                               5,798,183
         39,332    MURPHY OIL CORPORATION                                                                                 1,870,237
         27,453    SUNOCO INCORPORATED                                                                                    1,707,302
        129,017    VALERO ENERGY CORPORATION                                                                              6,640,505

                                                                                                                        153,607,038
                                                                                                                    ---------------

PRIMARY METAL INDUSTRIES - 0.44%
        182,493    ALCOA INCORPORATED                                                                                     5,117,104
         21,176    ALLEGHENY TECHNOLOGIES INCORPORATED                                                                    1,316,935
         64,905    NUCOR CORPORATION                                                                                      3,212,148
         25,909    UNITED STATES STEEL CORPORATION                                                                        1,494,431

                                                                                                                         11,140,618
                                                                                                                    ---------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 0.88%
        164,335    CBS CORPORATION CLASS B<<                                                                              4,629,317
         13,680    DOW JONES & COMPANY INCORPORATED<<                                                                       458,827
         17,543    E.W. SCRIPPS COMPANY CLASS A                                                                             840,836
         49,760    GANNETT COMPANY INCORPORATED                                                                           2,827,861
         74,080    MCGRAW-HILL COMPANIES INCORPORATED                                                                     4,298,862
          8,197    MEREDITH CORPORATION                                                                                     404,358
         30,416    NEW YORK TIMES COMPANY CLASS A<<                                                                         698,960
         45,534    RR DONNELLEY & SONS COMPANY                                                                            1,500,801
         40,133    TRIBUNE COMPANY<<                                                                                      1,313,152
        149,352    VIACOM INCORPORATED CLASS B<<+                                                                         5,552,907

                                                                                                                         22,525,881
                                                                                                                    ---------------

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
RAILROAD TRANSPORTATION - 0.69%
         76,198    BURLINGTON NORTHERN SANTA FE CORPORATION                                                         $     5,595,981
         93,369    CSX CORPORATION                                                                                        3,065,304
         87,115    NORFOLK SOUTHERN CORPORATION<<                                                                         3,837,416
         56,702    UNION PACIFIC CORPORATION                                                                              4,989,776

                                                                                                                         17,488,477
                                                                                                                    ---------------

REAL ESTATE - 0.04%
         44,935    REALOGY CORPORATION+                                                                                   1,019,126
                                                                                                                    ---------------

RUBBER & MISCELLANEOUS PLASTICS PRODUCTS - 0.06%
         17,066     SEALED AIR CORPORATION                                                                                  923,612
         37,326     THE GOODYEAR TIRE & RUBBER COMPANY<<+                                                                   541,227

                                                                                                                          1,464,839
                                                                                                                    ---------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 3.14%
         51,314    AMERIPRISE FINANCIAL INCORPORATED                                                                      2,406,627
         25,341    BEAR STEARNS COMPANIES INCORPORATED                                                                    3,550,274
        217,699    CHARLES SCHWAB CORPORATION                                                                             3,896,812
          7,488    CHICAGO MERCANTILE EXCHANGE                                                                            3,581,136
         89,930    E*TRADE FINANCIAL CORPORATION+                                                                         2,151,126
         19,070    FEDERATED INVESTORS INCORPORATED CLASS B                                                                 644,757
         35,093    FRANKLIN RESOURCES INCORPORATED                                                                        3,711,085
         90,878    GOLDMAN SACHS GROUP INCORPORATED                                                                      15,373,831
         27,608    LEGG MASON INCORPORATED                                                                                2,784,543
        113,091    LEHMAN BROTHERS HOLDINGS INCORPORATED                                                                  8,352,901
        186,616    MERRILL LYNCH & COMPANY INCORPORATED                                                                  14,597,104
        225,663    MORGAN STANLEY                                                                                        16,453,089
         55,087    T. ROWE PRICE GROUP INCORPORATED<<                                                                     2,635,913

                                                                                                                         80,139,198
                                                                                                                    ---------------

STONE, CLAY, GLASS & CONCRETE PRODUCTS - 0.31%
        328,357    CORNING INCORPORATED+                                                                                  8,015,194
                                                                                                                    ---------------

TOBACCO PRODUCTS - 1.48%
        440,704    ALTRIA GROUP INCORPORATED                                                                             33,735,891
         36,085    REYNOLDS AMERICAN INCORPORATED<<                                                                       2,236,187
         33,856    UST INCORPORATED<<                                                                                     1,856,324

                                                                                                                         37,828,402
                                                                                                                    ---------------

TRANSPORTATION BY AIR - 0.38%
         64,504    FEDEX CORPORATION<<                                                                                    7,010,295
        165,481    SOUTHWEST AIRLINES COMPANY                                                                             2,756,913

                                                                                                                          9,767,208
                                                                                                                    ---------------

TRANSPORTATION EQUIPMENT - 2.97%
        167,340    BOEING COMPANY                                                                                        13,194,759
         19,520    BRUNSWICK CORPORATION                                                                                    608,829
        395,981    FORD MOTOR COMPANY<<                                                                                   3,203,486
         84,923    GENERAL DYNAMICS CORPORATION                                                                           6,086,431

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
TRANSPORTATION EQUIPMENT (CONTINUED)
        119,069    GENERAL MOTORS CORPORATION<<                                                                     $     3,960,235
         36,062    GENUINE PARTS COMPANY                                                                                  1,555,354
         26,254    GOODRICH CORPORATION                                                                                   1,063,812
         55,201    HARLEY-DAVIDSON INCORPORATED                                                                           3,463,863
        172,399    HONEYWELL INTERNATIONAL INCORPORATED                                                                   7,051,119
         38,876    ITT INDUSTRIES INCORPORATED                                                                            1,993,173
         41,169    JOHNSON CONTROLS INCORPORATED                                                                          2,953,464
         74,953    LOCKHEED MARTIN CORPORATION                                                                            6,450,455
         12,987    NAVISTAR INTERNATIONAL CORPORATION<<+                                                                    335,324
         72,525    NORTHROP GRUMMAN CORPORATION                                                                           4,936,777
         52,484    PACCAR INCORPORATED                                                                                    2,992,638
         26,579    TEXTRON INCORPORATED                                                                                   2,325,663
        212,921    UNITED TECHNOLOGIES CORPORATION                                                                       13,488,545

                                                                                                                         75,663,927
                                                                                                                    ---------------

TRANSPORTATION SERVICES - 0.03%
         27,745    SABRE HOLDINGS CORPORATION                                                                               648,956
                                                                                                                    ---------------

WATER TRANSPORTATION - 0.17%
         93,676    CARNIVAL CORPORATION<<                                                                                 4,405,582
                                                                                                                    ---------------

WHOLESALE TRADE NON-DURABLE GOODS - 1.03%
         42,432    AMERISOURCEBERGEN CORPORATION                                                                          1,917,926
         16,531    BROWN-FORMAN CORPORATION CLASS B                                                                       1,267,101
         85,367    CARDINAL HEALTH INCORPORATED                                                                           5,612,027
         28,099    DEAN FOODS COMPANY+                                                                                    1,180,720
         63,014    MCKESSON CORPORATION                                                                                   3,322,098
         61,877    MEDCO HEALTH SOLUTIONS INCORPORATED+                                                                   3,719,426
         40,323    NIKE INCORPORATED CLASS B                                                                              3,533,101
         44,551    SUPERVALU INCORPORATED                                                                                 1,320,937
        130,209    SYSCO CORPORATION                                                                                      4,355,491

                                                                                                                         26,228,827
                                                                                                                    ---------------

WHOLESALE TRADE-DURABLE GOODS - 0.08%
         29,251    PATTERSON COMPANIES INCORPORATED<<+                                                                      983,126
         15,849    W.W. GRAINGER INCORPORATED                                                                             1,062,190

                                                                                                                          2,045,316
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $2,007,565,316)                                                                             2,532,227,373
                                                                                                                    ---------------

RIGHTS - 0.00%
         32,300    SEAGATE TECHNOLOGY RIGHTS+(a)                                                                                   0

TOTAL RIGHTS (COST $0)                                                                                                            0
                                                                                                                    ---------------

COLLATERAL FOR SECURITIES LENDING - 12.71%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.24%
      6,034,806    SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                        6,034,806
                                                                                                                    ---------------

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS - 12.47%
$       886,819    ALLIANCE & LEICESTER PLC                                                5.47%       10/25/2006   $       883,840
      1,255,723    AMERICAN GENERAL FINANCE CORPORATION+/-++                               5.36        10/15/2007         1,256,326
        139,525    AQUINAS FUNDING LLC++                                                   5.36        12/11/2006           138,106
      3,488,119    ATLAS CAPITAL FUNDING CORPORATION+/-++                                  5.31        10/20/2006         3,488,119
      6,976,238    ATLAS CAPITAL FUNDING CORPORATION+/-++                                  5.31        11/03/2006         6,976,238
      3,488,119    ATLAS CAPITAL FUNDING CORPORATION+/-++                                  5.31        12/22/2006         3,488,119
      3,488,119    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-++                       5.31        04/25/2007         3,488,258
      3,834,280    ATOMIUM FUNDING CORPORATION++                                           5.38        11/03/2006         3,816,374
      3,488,119    BANCO SANTANDER TOTTA LN+/-++                                           5.33        10/16/2007         3,488,014
      3,488,119    BANK OF AMERICA NA SERIES BKNT+/-                                       5.42        06/19/2007         3,488,572
      2,302,158    BANK ONE NA ILLINOIS SERIES BKNT+/-                                     5.55        01/12/2007         2,302,895
      4,185,743    BEAR STEARNS & COMPANY+/-                                               5.43        10/04/2006         4,185,743
        837,149    BEAR STEARNS & COMPANY SERIES MTNB+/-                                   5.66        01/16/2007           837,659
      1,602,721    BUCKINGHAM CDO LLC                                                      5.31        10/18/2006         1,598,986
      3,488,119    BUCKINGHAM III CDO LLC++                                                5.33        10/27/2006         3,475,387
      3,488,119    BUCKINGHAM III CDO LLC++                                                5.36        12/15/2006         3,450,622
        139,525    CAIRN HIGH GRADE FUNDING I LLC++                                        5.33        10/11/2006           139,341
        467,408    CAIRN HIGH GRADE FUNDING I LLC                                          5.32        10/26/2006           465,767
      2,790,495    CAIRN HIGH GRADE FUNDING I LLC++                                        5.33        11/14/2006         2,772,999
        802,128    CANCARA ASSET SECURITIZATION LLC++                                      5.33        10/04/2006           801,895
      1,596,721    CEDAR SPRINGS CAPITAL COMPANY++                                         5.28        10/03/2006         1,596,482
      2,574,232    CEDAR SPRINGS CAPITAL COMPANY                                           5.35        11/17/2006         2,556,984
      1,284,325    CEDAR SPRINGS CAPITAL COMPANY                                           5.35        12/06/2006         1,272,201
      6,976,238    CHEYNE FINANCE LLC++                                                    5.32        10/12/2006         6,966,052
      6,976,238    CHEYNE FINANCE LLC                                                      5.30        10/13/2006         6,965,006
      3,488,119    CHEYNE FINANCE LLC SERIES MTN+/-++                                      5.47        07/16/2007         3,488,258
     32,367,070    CITIGROUP REPURCHASE AGREEMENT (MATURITY VALUE $32,381,689)             5.42        10/02/2006        32,367,070
      4,189,928    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED++                      5.32        10/11/2006         4,184,398
        697,624    CULLINAN FINANCE CORPORATION                                            5.33        10/06/2006           697,212
        153,477    CULLINAN FINANCE CORPORATION++                                          5.34        10/12/2006           153,253
        111,620    CULLINAN FINANCE CORPORATION++                                          5.35        10/23/2006           111,278
      3,488,119    CULLINAN FINANCE CORPORATION SERIES MTN+/-++                            5.37        11/15/2006         3,488,468
      6,976,238    CULLINAN FINANCE CORPORATION SERIES MTN2+/-++                           5.29        06/25/2007         6,975,749
      3,488,119    DEER VALLEY FUNDING LLC                                                 5.31        10/12/2006         3,483,026
        139,525    EDISON ASSET SECURITIZATION LLC                                         5.44        12/11/2006           138,106
      8,757,829    FAIRWAY FINANCE CORPORATION++                                           5.38        10/02/2006         8,757,829
        251,563    FAIRWAY FINANCE CORPORATION                                             5.35        10/23/2006           250,793
     41,857,426    FIRST BOSTON REPURCHASE AGREEMENT (MATURITY VALUE $41,876,366)          5.43        10/02/2006        41,857,426
        705,995    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                          5.36        10/12/2006           704,964
        306,954    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                        5.50        10/27/2006           305,834
        174,406    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                          5.46        11/06/2006           173,516
      2,047,247    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                        5.34        11/15/2006         2,034,103
        174,406    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                          5.49        11/27/2006           172,985
        223,240    GEMINI SECURITIZATION LLC++                                             5.35        10/30/2006           222,327
      3,382,080    GEORGE STREET FINANCE LLC++                                             5.36        10/12/2006         3,377,142
      5,606,105    GEORGE STREET FINANCE LLC++                                             5.33        10/16/2006         5,594,612

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$     2,912,579    GOLDMAN SACHS GROUP INCORPORATED SERIES MTNB+/-                         5.66%       10/27/2006   $     2,913,162
      2,002,180    GOLDMAN SACHS GROUP INCORPORATED SERIES MTNB+/-                         5.46        03/30/2007         2,003,702
        418,574    GRAMPIAN FUNDING LLC++                                                  5.23        10/02/2006           418,574
        279,050    HARRIER FINANCE FUNDING LLC SERIES MTN+/-++                             5.48        05/15/2007           279,147
        488,337    HBOS TREASURY SERVICES PLC+/-++                                         5.58        01/12/2007           488,615
      1,956,835    HSBC BANK USA+/-                                                        5.41        12/14/2006         1,957,167
      4,883,366    IBM CORPORATION SERIES MTN+/-                                           5.36        06/28/2007         4,885,906
        351,463    ING AMERICA INSURANCE HOLDINGS INCORPORATED                             5.33        10/10/2006           351,052
      9,069,109    ING USA ANNUITY & LIFE INSURANCE+/-                                     5.40        09/17/2007         9,069,109
      3,488,119    INTESA BANK (IRELAND) PLC SERIES BKNT+/-++                              5.33        10/25/2007         3,487,805
        502,289    JUPITER SECURITIZATION CORPORATION++                                    5.34        10/13/2006           501,480
      1,702,202    K2 (USA) LLC                                                            5.34        11/10/2006         1,692,516
      2,092,871    KAUPTHING BANK SERIES MTN+/-++                                          5.39        03/20/2007         2,091,574
        495,592    KESTREL FUNDING (US) LLC++                                              5.36        10/05/2006           495,374
        598,282    KESTREL FUNDING (US) LLC                                                5.35        10/06/2006           597,929
      1,289,209    KLIO FUNDING CORPORATION++                                              5.39        11/03/2006         1,283,188
      2,810,308    KLIO III FUNDING CORPORATION++                                          5.30        10/19/2006         2,803,338
      2,436,800    KLIO III FUNDING CORPORATION++                                          5.41        10/20/2006         2,430,415
        243,750    LIBERTY STREET FUNDING CORPORATION                                      5.35        10/25/2006           242,931
        279,050    LIBERTY STREET FUNDING CORPORATION                                      5.34        11/15/2006           277,258
      3,488,119    LIQUID FUNDING LIMITED                                                  5.34        10/10/2006         3,484,038
      2,092,871    LIQUID FUNDING LIMITED+/-++                                             5.29        12/01/2006         2,092,871
      3,488,119    LIQUID FUNDING LIMITED++                                                5.35        12/07/2006         3,454,668
      2,092,871    LIQUID FUNDING LIMITED                                                  5.49        12/28/2006         2,066,417
        837,149    LIQUID FUNDING LIMITED SERIES MTN+/-++                                  5.34        02/20/2007           837,274
      1,395,248    MBIA GLOBAL FUNDING LLC+/-++                                            5.33        02/20/2007         1,395,317
      7,011,119    MERRILL LYNCH & COMPANY SERIES MTN+/-                                   5.66        10/27/2006         7,012,381
        209,287    MONT BLANC CAPITAL CORPORATION                                          5.35        10/27/2006           208,523
      4,185,743    MORGAN STANLEY+/-                                                       5.45        10/10/2006         4,185,743
        788,315    MORGAN STANLEY+/-                                                       5.50        11/09/2006           788,433
        832,963    MORGAN STANLEY+/-                                                       5.55        11/24/2006           833,213
      2,347,504    MORGAN STANLEY+/-                                                       5.64        01/12/2007         2,348,631
      3,488,119    MORGAN STANLEY+/-                                                       5.61        07/27/2007         3,492,095
        645,302    MORGAN STANLEY SERIES EXL+/-                                            5.39        10/15/2007           645,405
        767,386    NATIONWIDE BUILDING SOCIETY+/-++                                        5.51        12/11/2006           767,678
      2,499,586    NATIONWIDE BUILDING SOCIETY+/-++                                        5.61        07/20/2007         2,502,635
      1,953,347    NIEUW AMSTERDAM RECEIVABLES CORPORATION                                 5.34        10/02/2006         1,953,347
        149,431    NORTH SEA FUNDING LLC                                                   5.42        10/23/2006           148,974
      2,185,655    NORTH SEA FUNDING LLC                                                   5.33        11/09/2006         2,173,547
      6,976,238    NORTHERN ROCK PLC+/-++SS.                                               5.33        11/05/2007         6,976,935
      2,092,871    PARAGON MORTGAGES PLC SERIES 12A+/-++                                   5.31        10/15/2006         2,092,871
        564,378    RACERS TRUST SERIES 2004-6-MM+/-++                                      5.35        09/22/2006           564,457
      5,571,781    REGENCY MARKETS #1 LLC++                                                5.34        10/06/2006         5,568,494
        270,120    REGENCY MARKETS #1 LLC++                                                5.34        10/16/2006           269,566
      6,976,238    SCALDIS CAPITAL LIMITED                                                 5.32        10/31/2006         6,946,658
      2,790,495    SLM CORPORATION+/-++                                                    5.33        10/12/2007         2,791,221
      2,371,921    STANFIELD VICTORIA FUNDING LLC                                          5.40        11/27/2006         2,352,590
      1,613,325    TANGO FINANCE CORPORATION SERIES MTN+/-++                               5.39        10/25/2006         1,613,373

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$     3,337,851    THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++                    5.30%       10/06/2006   $     3,335,881
        155,710    THUNDER BAY FUNDING LLC++                                               5.34        10/31/2006           155,049
        163,802    TICONDEROGA FUNDING LLC++                                               5.35        10/12/2006           163,563
        806,593    TRAVELERS INSURANCE COMPANY+/-                                          5.40        02/09/2007           806,576
      3,488,119    UNICREDITO ITALIANO BANK (IRELAND) SERIES EXL+/-++                      5.34        06/15/2007         3,488,189
      3,488,119    UNICREDITO ITALIANO BANK (IRELAND) SERIES LIB+/-++                      5.34        03/09/2007         3,488,677
      4,604,317    UNITEDHEALTH GROUP INCORPORATED                                         5.42        10/31/2006         4,584,795
        279,050    VERSAILLES CDS LLC++                                                    5.35        10/20/2006           278,318
      2,098,173    WHISTLEJACKET CAPITAL LIMITED                                           5.31        10/16/2006         2,093,872
        660,231    WHITE PINE FINANCE LLC                                                  5.30        10/02/2006           660,231
      2,441,404    WHITE PINE FINANCE LLC                                                  5.31        10/16/2006         2,436,398

                                                                                                                        317,767,480
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $323,802,286)                                                             323,802,286
                                                                                                                    ---------------

SHARES
SHORT-TERM INVESTMENTS - 0.59%

MUTUAL FUNDS - 0.52%
     13,376,662    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                          13,376,662
                                                                                                                    ---------------

PRINCIPAL
US TREASURY BILLS - 0.07%
$     1,685,000    US TREASURY BILL^#                                                      4.82        11/09/2006         1,676,667
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $15,053,080)                                                                          15,053,329
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $2,346,420,682)*                             112.68%                                                          $ 2,871,082,988

OTHER ASSETS AND LIABILITIES, NET                  (12.68)                                                             (322,989,372)
                                                   ------                                                           ---------------

TOTAL NET ASSETS                                   100.00%                                                          $ 2,548,093,616
                                                   ======                                                           ===============

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+     NON-INCOME EARNING SECURITIES.

(a) SECURITY FAIR VALUED IN ACCORDANCE WITH THE PROCEDURES APPROVED BY THE BOARD OF TRUSTEES.

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

SS. THESE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE EFFECTIVE MATURITY.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

+++   SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $28,387,283.

^     ZERO COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO MATURITY.

#     SECURITY PLEDGED AS COLLATERAL FOR FUTURES TRANSACTIONS.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $2,355,378,616 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

         GROSS UNREALIZED APPRECIATION                           $ 654,837,187
         GROSS UNREALIZED DEPRECIATION                            (139,132,815)
                                                                 -------------
         NET UNREALIZED APPRECIATION (DEPRECIATION)              $ 515,704,372

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL CORE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 96.80%

AUSTRALIA - 3.85%
         61,000    ORICA LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                           $     1,021,562
         98,557    PUBLISHING & BROADCASTING LIMITED (PRINTING, PUBLISHING & ALLIED INDUSTRIES)<<                         1,369,194
         67,000    QBE INSURANCE GROUP LIMITED (INSURANCE CARRIERS)                                                       1,223,412
         27,202    RIO TINTO LIMITED (METAL MINING)<<                                                                     1,421,185
         85,000    WESTFIELD GROUP (PROPERTIES)                                                                           1,192,258

                                                                                                                          6,227,611
                                                                                                                    ---------------

BELGIUM - 1.44%
          6,493    DELHAIZE GROUP (FOOD STORES)                                                                             545,468
         43,900    FORTIS (DEPOSITORY INSTITUTIONS)                                                                       1,781,919

                                                                                                                          2,327,387
                                                                                                                    ---------------

DENMARK - 0.90%
         36,900    DANSKE BANK A/S (DEPOSITORY INSTITUTIONS)                                                              1,451,249
                                                                                                                    ---------------

FRANCE - 13.49%
        158,900    ALCATEL SA (COMMUNICATIONS)                                                                            1,940,385
         19,100    ALSTOM RGPT (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)+                                  1,728,085
          1,565    ARKEMA (OIL & GAS EXTRACTION)+                                                                            73,843
         58,544    AXA SA (INSURANCE CARRIERS)                                                                            2,158,827
         28,100    BOUYGUES SA (ENGINEERING CONSTRUCTION)                                                                 1,502,971
         34,574    CAP GEMINI SA (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                 1,833,898
         25,600    CARREFOUR SA (FOOD STORES)                                                                             1,617,590
         12,504    LVMH MOET HENNESSY LOUIS VUITTON SA (CONSUMER SERVICES)                                                1,288,279
         12,500    SANOFI-AVENTIS SA (CHEMICALS & ALLIED PRODUCTS)                                                        1,112,717
         45,000    SUEZ SA (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                               1,978,925
         22,676    TECHNIP SA (OIL & GAS EXTRACTION)                                                                      1,288,772
         62,600    TOTAL SA (OIL & GAS EXTRACTION)                                                                        4,107,924
         32,400    VIVENDI UNIVERSAL SA (COMMUNICATIONS)                                                                  1,168,045

                                                                                                                         21,800,261
                                                                                                                    ---------------

GERMANY - 7.51%
         15,000    ALLIANZ AG (INSURANCE CARRIERS)                                                                        2,595,960
         17,700    BAYERISCHE MOTOREN WERKE AG (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                             948,058
         56,821    COMMERZBANK AG (DEPOSITORY INSTITUTIONS)                                                               1,912,983
         20,400    E.ON AG (ELECTRIC, GAS & SANITARY SERVICES)                                                            2,418,169
         10,300    FRESENIUS MEDICAL CARE AG (HEALTH SERVICES)                                                            1,337,964
         28,100    METRO AG (FOOD STORES)                                                                                 1,642,293
          6,500    SAP AG (BUSINESS SERVICES)                                                                             1,289,104

                                                                                                                         12,144,531
                                                                                                                    ---------------

GREECE - 0.93%
         56,424    ALPHA BANK AE (DEPOSITORY INSTITUTIONS)                                                                1,505,389
                                                                                                                    ---------------

HONG KONG - 4.79%
        150,000    CHEUNG KONG HOLDINGS LIMITED (REAL ESTATE)                                                             1,610,584
        253,000    CHINA MOBILE (HONG KONG) LIMITED (COMMUNICATIONS)                                                      1,787,739
      1,361,000    CHINA PETROLEUM & CHEMICAL CORPORATION (SINOPEC) (OIL COMPANIES)                                         845,532

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INTERNATIONAL CORE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
HONG KONG (CONTINUED)
      2,479,000    GUANGDONG INVESTMENT LIMITED (BUSINESS SERVICES)                                                 $     1,002,336
        118,940    SUN HUNG KAI PROPERTIES LIMITED (REAL ESTATE)                                                          1,298,460
        221,000    TELEVISION BROADCASTS LIMITED (MOTION PICTURES)                                                        1,191,428

                                                                                                                          7,736,079
                                                                                                                    ---------------

ITALY - 3.43%
        130,942    ENI SPA (PETROLEUM REFINING & RELATED INDUSTRIES)<<                                                    3,880,390
        200,700    UNICREDITO ITALIANO SPA (DEPOSITORY INSTITUTIONS)                                                      1,665,692

                                                                                                                          5,546,082
                                                                                                                    ---------------

JAPAN - 19.16%
        142,400    AEON COMPANY LIMITED (MISCELLANEOUS RETAIL)                                                            3,489,930
         76,000    DAIWA HOUSE INDUSTRY COMPANY LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE
                   BUILDERS)                                                                                              1,315,725
         64,000    KAO CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                          1,706,667
          5,200    KEYENCE CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                             1,197,376
         43,500    MILLEA HOLDINGS INCORPORATED (INSURANCE CARRIERS)                                                      1,579,810
        144,000    MITSUI SUMITOMO INSURANCE COMPANY LIMITED (INSURANCE CARRIERS)                                         1,800,533
         30,900    MURATA MANUFACTURING COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                   EXCEPT COMPUTER EQUIPMENT)                                                                             2,145,016
        113,500    NIKKO CORDIAL CORPORATION (FINANCIAL)                                                                  1,316,360
        231,000    NIPPON OIL CORPORATION (OIL & GAS EXTRACTION)                                                          1,701,333
        113,000    NISSAN MOTOR COMPANY LIMITED (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                          1,265,600
         77,200    NOMURA HOLDINGS INCORPORATED (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)             1,359,374
          1,038    NTT DOCOMO INCORPORATED (COMMUNICATIONS)                                                               1,599,289
         64,400    OMRON CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                             1,581,037
         38,000    SECOM COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                             1,881,905
        160,000    SEKISUI HOUSE LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                 2,420,487
         44,000    SHARP CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                               754,286
        204,000    SHINSEI BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                         1,243,429
        249,000    SUMITOMO TRUST & BANKING COMPANY LIMITED (DEPOSITORY INSTITUTIONS)                                     2,605,410

                                                                                                                         30,963,567
                                                                                                                    ---------------

NETHERLANDS - 5.10%
         30,273    AKZO NOBEL NV (CHEMICALS & ALLIED PRODUCTS)                                                            1,864,879
         80,300    ASML HOLDING NV (SEMICONDUCTOR EQUIPMENT MANUFACTURING & RELATED)+                                     1,877,648
         57,300    ING GROEP NV (FINANCIAL SERVICES)                                                                      2,520,558
         75,700    WOLTERS KLUWER NV (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                           1,974,549

                                                                                                                          8,237,634
                                                                                                                    ---------------

NORWAY - 0.78%
          2,013    ORKLA ASA (FOOD & KINDRED PRODUCTS)                                                                       95,768
         49,355    STATOIL ASA (PETROLEUM REFINING & RELATED INDUSTRIES)                                                  1,166,459

                                                                                                                          1,262,227
                                                                                                                    ---------------

RUSSIA - 0.42%
          9,100    LUKOIL ADR (OIL & GAS EXTRACTION)                                                                        687,050
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL CORE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
SINGAPORE - 1.66%
        582,000    CAPITALAND LIMITED (REAL ESTATE)                                                                 $     1,850,527
         82,000    UNITED OVERSEAS BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                   841,555

                                                                                                                          2,692,082
                                                                                                                    ---------------

SOUTH KOREA - 0.19%
            592    SAMSUNG ELECTRONICS COMPANY LIMITED - PREFERRED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
                   COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                                                   310,937
                                                                                                                    ---------------

SPAIN - 1.82%
         77,200    BANCO BILBAO VIZCAYA ARGENTARIA SA (DEPOSITORY INSTITUTIONS)                                           1,786,561
         53,179    INDRA SISTEMAS SA (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                             1,157,165

                                                                                                                          2,943,726
                                                                                                                    ---------------

SWEDEN - 1.29%
         71,000    SECURITAS AB (BUSINESS SERVICES)                                                                         891,357
         71,000    SECURITAS DIRECT AB B SHARES (BUSINESS SERVICES)+                                                        178,271
         71,000    SECURITAS SYSTEMS AB CLASS B (BUSINESS SERVICES)+                                                        266,438
         25,050    SWEDBANK AB (DEPOSITORY INSTITUTIONS)                                                                    743,486

                                                                                                                          2,079,552
                                                                                                                    ---------------

SWITZERLAND - 8.50%
         19,900    HOLCIM LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                        1,626,438
         65,500    NOVARTIS AG (CHEMICALS & ALLIED PRODUCTS)                                                              3,823,823
         25,700    ROCHE HOLDING AG (HEALTH SERVICES)                                                                     4,443,472
         31,000    UBS AG (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)                                   1,854,372
          8,100    ZURICH FINANCIAL SERVICES AG (FINANCIAL SERVICES)                                                      1,990,264

                                                                                                                         13,738,369
                                                                                                                    ---------------

THAILAND - 1.66%
        660,000    ADVANCED INFORMATION SERVICE PUBLIC COMPANY LIMITED (FOREIGN REGISTERED) (COMMUNICATIONS)              1,581,259
        387,500    BANGKOK BANK PUBLIC COMPANY LIMITED (DEPOSITORY INSTITUTIONS)                                          1,103,753

                                                                                                                          2,685,012
                                                                                                                    ---------------

UNITED KINGDOM - 19.88%
         25,301    ASTRAZENECA PLC (CHEMICALS & ALLIED PRODUCTS)                                                          1,581,283
        129,000    AVIVA PLC (INSURANCE CARRIERS)                                                                         1,891,199
        197,000    BAE SYSTEMS PLC (TRANSPORTATION BY AIR)                                                                1,457,887
        217,500    BARCLAYS PLC (DEPOSITORY INSTITUTIONS)                                                                 2,744,763
        164,000    BRITISH SKY BROADCASTING PLC (COMMUNICATIONS)                                                          1,676,572
         91,000    EMAP PLC (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                    1,281,282
        109,200    EMAP PLC B SHARES (PRINTING, PUBLISHING & ALLIED INDUSTRIES)+                                            224,906
         96,900    GLAXOSMITHKLINE PLC (CHEMICALS & ALLIED PRODUCTS)                                                      2,579,936
        173,000    HSBC HOLDINGS PLC (DEPOSITORY INSTITUTIONS)                                                            3,156,557
        856,400    LEGAL & GENERAL GROUP PLC (INSURANCE CARRIERS)                                                         2,284,952
        131,079    NATIONAL GRID PLC (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                             1,638,212
        165,504    ROLLS ROYCE GROUP PLC (AEROSPACE, DEFENSE)+                                                            1,403,758
        100,600    ROYAL DUTCH SHELL PLC CLASS A (OIL & GAS EXTRACTION)                                                   3,318,865
        200,045    SCOTTISH & NEWCASTLE PLC (FOOD & KINDRED PRODUCTS)                                                     2,134,952

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INTERNATIONAL CORE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
UNITED KINGDOM (CONTINUED)
         73,245    SMITHS GROUP PLC (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                        $     1,229,459
      1,539,125    VODAFONE GROUP PLC (COMMUNICATIONS)                                                                    3,522,965

                                                                                                                         32,127,548
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $127,562,579)                                                                                 156,466,293
                                                                                                                    ---------------

COLLATERAL FOR SECURITIES LENDING - 3.11%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 3.11%
      5,027,487    BANK OF NEW YORK INSTITUIONAL CASH RESERVE FUND                                                        5,027,487
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $5,027,487)                                                                 5,027,487
                                                                                                                    ---------------

SHORT-TERM INVESTMENTS - 2.30%
      3,715,976    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                           3,715,976
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $3,715,976)                                                                            3,715,976
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $136,306,042)*                               102.21%                                                          $   165,209,756

OTHER ASSETS AND LIABILITIES, NET                   (2.21)                                                               (3,570,814)
                                                   ------                                                           ---------------

TOTAL NET ASSETS                                   100.00%                                                          $   161,638,942
                                                   ======                                                           ===============

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+     NON-INCOME EARNING SECURITIES.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

+++   SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $3,715,976.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $136,776,639 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

         GROSS UNREALIZED APPRECIATION                              $31,302,070
         GROSS UNREALIZED DEPRECIATION                               (2,868,953)
                                                                    -----------
         NET UNREALIZED APPRECIATION (DEPRECIATION)                 $28,433,117

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 96.51%

AUSTRALIA - 1.57%
        340,458    PUBLISHING & BROADCASTING LIMITED (PRINTING, PUBLISHING & ALLIED INDUSTRIES)<<                   $     4,729,782
                                                                                                                    ---------------

AUSTRIA - 0.72%
         34,657    WIENER STAEDTISCHE ALLGEMEINE VERSICHERUNG AG (INSURANCE CARRIERS)                                     2,175,374
                                                                                                                    ---------------

BELGIUM - 1.69%
        124,559    FORTIS NA (DEPOSITORY INSTITUTIONS)<<                                                                  5,054,321
            197    UMICORE (MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS)                                        29,152

                                                                                                                          5,083,473
                                                                                                                    ---------------

BRAZIL - 0.28%
        266,881    VIVO PARTICIPACOES SA ADR (COMMUNICATIONS)                                                               832,669
                                                                                                                    ---------------

CANADA - 0.87%
         56,400    ENCANA CORPORATION (OIL & GAS EXTRACTION)<<                                                            2,624,347
                                                                                                                    ---------------

DENMARK - 0.37%
         13,300    CARLSBERG A/S (FOOD & KINDRED PRODUCTS)                                                                1,118,540
                                                                                                                    ---------------

FINLAND - 1.95%
        220,600    FORTUM OYJ (ELECTRIC, GAS & SANITARY SERVICES)                                                         5,877,184
                                                                                                                    ---------------

FRANCE - 8.87%
         21,890    ALSTOM RGPT (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)+                                  1,980,512
         80,642    AXA SA (INSURANCE CARRIERS)                                                                            2,973,674
         62,090    BOUYGUES SA (ENGINEERING CONSTRUCTION)                                                                 3,320,978
         80,528    CARREFOUR SA (FOOD STORES)                                                                             5,088,333
         52,186    ELECTRICITE DE FRANCE (ELECTRIC, GAS & SANITARY SERVICES)                                              2,898,450
         37,426    LVMH MOET HENNESSY LOUIS VUITTON SA (CONSUMER SERVICES)                                                3,855,978
         48,713    SAFRAN SA (NATIONAL SECURITY & INTERNATIONAL AFFAIRS)<<                                                  984,625
         11,711    SANOFI-AVENTIS SA (CHEMICALS & ALLIED PRODUCTS)                                                        1,042,483
         42,880    TECHNIP SA (OIL & GAS EXTRACTION)+                                                                     2,437,049
         19,017    VINCI SA (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                              2,117,260

                                                                                                                         26,699,342
                                                                                                                    ---------------

GERMANY - 8.24%
         40,625    ALLIANZ AG (INSURANCE CARRIERS)                                                                        7,030,725
         85,668    DEUTSCHE POST AG (TRANSPORTATION SERVICES)                                                             2,248,675
         24,017    E.ON AG (ELECTRIC, GAS & SANITARY SERVICES)                                                            2,846,919
         22,534    IVG IMMOBILIEN AG (REAL ESTATE)                                                                          815,511
         97,623    RWE AG (ELECTRIC, GAS & SANITARY SERVICES)                                                             9,005,812
         14,468    SAP AG (BUSINESS SERVICES)                                                                             2,869,346

                                                                                                                         24,816,988
                                                                                                                    ---------------

HONG KONG - 6.36%
        337,000    CHINA LIFE INSURANCE COMPANY LIMITED (INSURANCE CARRIERS)                                                659,236
        694,600    CHINA MERCHANTS HOLDINGS INTERNATIONAL COMPANY LIMITED (MOTOR FREIGHT TRANSPORTATION &
                   WAREHOUSING)                                                                                           2,037,264
        752,200    CHINA MOBILE (HONG KONG) LIMITED (COMMUNICATIONS)                                                      5,315,168
      1,755,100    CHINA UNICOM LIMITED (BUSINESS SERVICES)                                                               1,730,172

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
HONG KONG (CONTINUED)
        111,200    HSBC HOLDINGS PLC (DEPOSITORY INSTITUTIONS)                                                      $     2,028,267
         98,000    HUTCHINSON WHAMPOA LIMITED (DIVERSIFIED OPERATIONS)                                                      865,448
        629,300    MTR CORPORATION (RAILROAD TRANSPORTATION)                                                              1,579,985
        494,800    NWS HOLDINGS LIMITED (BUSINESS SERVICES)<<                                                             1,025,084
        301,700    SUN HUNG KAI PROPERTIES LIMITED (REAL ESTATE)                                                          3,293,639
         58,994    SWIRE PACIFIC LIMITED (BUSINESS SERVICES)                                                                616,394

                                                                                                                         19,150,657
                                                                                                                    ---------------

INDONESIA - 0.02%
        258,000    BANK MANDIRI PERSERO TBK PT (DEPOSITORY INSTITUTIONS)                                                     65,024
                                                                                                                    ---------------

ITALY - 4.84%
        105,041    BANCA INTESA SPA (DEPOSITORY INSTITUTIONS)                                                               691,296
          4,600    CAPITALIA SPA (DEPOSITORY INSTITUTIONS)                                                                   38,090
        102,020    MEDIOBANCA SPA (DEPOSITORY INSTITUTIONS)<<                                                             2,225,110
        204,007    SAIPEM SPA (OIL & GAS EXTRACTION)                                                                      4,433,979
        537,732    TELECOM ITALIA RNC SPA (COMMUNICATIONS)                                                                1,295,559
        265,308    TELECOM ITALIA SPA (COMMUNICATIONS)                                                                      753,592
        619,531    UNICREDITO ITALIANO SPA (DEPOSITORY INSTITUTIONS)                                                      5,141,744

                                                                                                                         14,579,370
                                                                                                                    ---------------

JAPAN - 21.89%
         58,750    AIFUL CORPORATION (NON-DEPOSITORY CREDIT INSTITUTIONS)                                                 2,272,910
        110,400    BRIDGESTONE CORPORATION (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                               2,229,029
        158,900    CHUGAI PHARMACEUTICAL COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)<<                                  3,416,770
        194,300    CREDIT SAISON COMPANY LIMITED (MISCELLANEOUS RETAIL)                                                   8,191,441
          1,106    JAPAN TOBACCO INCORPORATED (TOBACCO PRODUCTS)                                                          4,297,600
          4,788    JUPITER TELECOMMUNICATIONS COMPANY LIMITED (COMMUNICATIONS)+                                           3,611,520
          8,600    KEYENCE CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                             1,980,275
         85,500    MILLEA HOLDINGS INCORPORATED (INSURANCE CARRIERS)                                                      3,102,885
        113,000    MITSUBISHI ESTATE COMPANY LIMITED (REAL ESTATE)                                                        2,468,063
            310    MITSUBISHI UFJ FINANCIAL GROUP INCORPORATED (DEPOSITORY INSTITUTIONS)                                  3,988,995
        184,700    MITSUI & COMPANY LIMITED (WHOLESALE TRADE-DURABLE GOODS)                                               2,348,524
        113,200    MITSUI FUDOSAN COMPANY LIMITED (REAL ESTATE)                                                           2,573,054
            858    MIZUHO FINANCIAL GROUP INCORPORATED (BANKING)                                                          6,653,359
            348    NTT DATA CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)<<                                                                                           1,605,587
         22,860    ORIX CORPORATION (MISCELLANEOUS RETAIL)                                                                6,318,552
         97,500    SEGA SAMMY HOLDINGS INCORPORATED (AMUSEMENT & RECREATION SERVICES)                                     3,136,508
          9,200    SMC CORPORATION (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                               1,217,321
            231    SUMITOMO MITSUI FINANCIAL GROUP INCORPORATED (DEPOSITORY INSTITUTIONS)                                 2,424,889
      1,136,700    TAISEI CORPORATION (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)<<                  4,080,091

                                                                                                                         65,917,373
                                                                                                                    ---------------

LUXEMBOURG - 1.49%
        171,200    ACERGY SA (ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES)+                           2,924,769
         14,807    RTI GROUP (COMMUNICATIONS)                                                                             1,558,414

                                                                                                                          4,483,183
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
MEXICO - 2.86%
        240,300    GRUPO TELEVISA SA ADR (COMMUNICATIONS)                                                           $     5,108,778
      1,032,800    WALMART DE MEXICO SA DE CV (GENERAL MERCHANDISE STORES)                                                3,513,436

                                                                                                                          8,622,214
                                                                                                                    ---------------

NETHERLANDS - 3.87%
        232,212    ASML HOLDING NV (SEMICONDUCTOR EQUIPMENT MANUFACTURING & RELATED)+                                     5,429,793
         32,000    ASML HOLDING NV NEW YORK REGISTERED SHARES (SEMICONDUCTOR EQUIPMENT MANUFACTURING & RELATED)+            744,960
        100,371    ING GROEP NV (FINANCIAL SERVICES)                                                                      4,415,199
         43,349    UNILEVER NV (FOOD & KINDRED PRODUCTS)                                                                  1,066,396

                                                                                                                         11,656,348
                                                                                                                    ---------------

NORWAY - 0.92%
          9,900    RENEWABLE ENERGY CORPORATION AS (ELECTRIC, GAS & SANITARY SERVICES)+                                     153,204
        199,000    SEADRILL LIMITED (PETROLEUM REFINING & RELATED INDUSTRIES)+                                            2,609,996

                                                                                                                          2,763,200
                                                                                                                    ---------------

RUSSIA - 2.04%
         42,358    LUKOIL ADR (OIL & GAS EXTRACTION)                                                                      3,227,680
         18,150    NOVATEK OAO GDR (OIL & GAS EXTRACTION)+                                                                  902,963
         27,753    RAO UNIFIED ENERGY SYSTEM GDR (ELECTRIC, GAS & SANITARY SERVICES)                                      2,025,969

                                                                                                                          6,156,612
                                                                                                                    ---------------

SINGAPORE - 2.42%
        400,800    KEPPEL CORPORATION LIMITED (BUSINESS SERVICES)                                                         3,734,828
        385,300    SINGAPORE AIRLINES LIMITED (TRANSPORTATION SERVICES)                                                   3,541,873

                                                                                                                          7,276,701
                                                                                                                    ---------------

SOUTH AFRICA - 0.06%
         21,400    MTN GROUP LIMITED (COMMUNICATIONS)                                                                       173,096
                                                                                                                    ---------------

SOUTH KOREA - 4.50%
         69,538    HANA FINANCIAL GROUP INCORPORATED (DEPOSITORY INSTITUTIONS)+                                           3,182,029
         77,126    KOOKMIN BANK (FINANCIAL SERVICES)                                                                      6,080,422
         95,380    SHINHAN FINANCIAL GROUP COMPANY LIMITED (FINANCIAL SERVICES)                                           4,299,030

                                                                                                                         13,561,481
                                                                                                                    ---------------

SPAIN - 0.97%
         56,780    INDUSTRIA DE DISENO TEXTIL SA (APPAREL & ACCESSORY STORES)                                             2,646,724
         15,981    TELEFONICA SA (COMMUNICATIONS)                                                                           277,019

                                                                                                                          2,923,743
                                                                                                                    ---------------

SWITZERLAND - 12.00%
         63,983    ADECCO SA (BUSINESS SERVICES)                                                                          3,860,624
         18,693    NESTLE SA (FOOD & KINDRED PRODUCTS)                                                                    6,517,772
         65,659    NOVARTIS AG (CHEMICALS & ALLIED PRODUCTS)                                                              3,833,106
         29,020    ROCHE HOLDING AG (HEALTH SERVICES)                                                                     5,017,493
          2,036    SWATCH GROUP AG (APPAREL & ACCESSORY STORES)                                                             393,376

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
SWITZERLAND (CONTINUED)
         70,084    SWISS REINSURANCE (INSURANCE CARRIERS)                                                           $     5,363,700
        186,530    UBS AG (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)                                  11,157,938

                                                                                                                         36,144,009
                                                                                                                    ---------------

TAIWAN - 0.51%
        160,671    TAIWAN SEMICONDUCTOR MANUFACTURING COMPANY LIMITED ADR
                   (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                      1,542,442
                                                                                                                    ---------------

UNITED KINGDOM - 7.20%
        199,808    BARCLAYS PLC (DEPOSITORY INSTITUTIONS)                                                                 2,521,497
        257,273    CADBURY SCHWEPPES PLC (FOOD & KINDRED PRODUCTS)                                                        2,738,485
         56,674    CARNIVAL PLC (WATER TRANSPORTATION)                                                                    2,711,193
        129,524    GLAXOSMITHKLINE PLC (CHEMICALS & ALLIED PRODUCTS)                                                      3,448,542
         74,583    HSBC HOLDINGS PLC (DEPOSITORY INSTITUTIONS)                                                            1,360,841
        971,944    KINGFISHER PLC (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)                     4,463,093
        977,598    WILLIAM MORRISON SUPERMARKETS PLC (FOOD & KINDRED PRODUCTS)                                            4,452,447

                                                                                                                         21,696,098
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $244,811,401)                                                                                 290,669,250
                                                                                                                    ---------------

COLLATERAL FOR SECURITIES LENDING - 6.02%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 6.02%
     18,134,363    BANK OF NEW YORK INSTITUTIONAL CASH RESERVE FUND                                                      18,134,363
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $18,134,363)                                                               18,134,363
                                                                                                                    ---------------

SHORT-TERM INVESTMENTS - 3.64%
     10,954,794    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                          10,954,794
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $10,954,794)                                                                          10,954,794
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $273,900,558)*                               106.17%                                                          $   319,758,407

OTHER ASSETS AND LIABILITIES, NET                   (6.17)                                                              (18,595,588)
                                                   ------                                                           ---------------

TOTAL NET ASSETS                                   100.00%                                                          $   301,162,819
                                                   ======                                                           ===============

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+     NON-INCOME EARNING SECURITIES.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

+++   SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $10,954,794.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $276,290,277 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

         GROSS UNREALIZED APPRECIATION                              $50,624,432
         GROSS UNREALIZED DEPRECIATION                               (7,156,302)
                                                                    -----------
         NET UNREALIZED APPRECIATION (DEPRECIATION)                 $43,468,130

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES     SECURITY NAME                                                                                                  VALUE
COMMON STOCKS - 97.34%

AUSTRALIA - 5.04%
    5,209  ABC LEARNING CENTRES LIMITED (SCHOOLS)                                                                     $      24,303
    4,287  ALINTA LIMITED (ELECTRIC UTILITIES)                                                                               36,424
   15,329  ALUMINA LIMITED (METAL MINING)                                                                                    70,719
   11,377  AMCOR LIMITED (RUBBER & MISCELLANEOUS PLASTICS PRODUCTS)                                                          63,001
   26,347  AMP LIMITED (INSURANCE CARRIERS)                                                                                 175,550
    2,290  ANSELL LIMITED (RUBBER & MISCELLANEOUS PLASTICS PRODUCTS)                                                         18,074
    2,926  APN NEWS & MEDIA LIMITED (COMMUNICATIONS)                                                                         11,078
    4,015  ARISTOCRAT LEISURE LIMITED (AMUSEMENT & RECREATION SERVICES)                                                      42,193
   25,055  AUSTRALIA & NEW ZEALAND BANKING GROUP LIMITED (DEPOSITORY INSTITUTIONS)                                          501,571
    5,855  AUSTRALIAN GAS LIGHT COMPANY LIMITED (ELECTRIC, GAS & SANITARY SERVICES)                                          93,602
    2,215  AUSTRALIAN STOCK EXCHANGE LIMITED (BUSINESS SERVICES)<<                                                           53,653
   12,532  AXA ASIA PACIFIC HOLDINGS LIMITED (INSURANCE CARRIERS)                                                            60,711
    3,093  BABCOCK & BROWN LIMITED (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)                             46,427
   47,539  BHP BILLITON LIMITED (MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS)                                  908,093
    1,354  BILLABONG INTERNATIONAL LIMITED (APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS)         14,784
    9,559  BLUESCOPE STEEL LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                                  46,166
    8,733  BORAL LIMITED (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                            47,058
   13,462  BRAMBLES INDUSTRIES LIMITED (PRINTING, PUBLISHING & ALLIED INDUSTRIES)<<                                         127,924
    1,446  CALTEX AUSTRALIA LIMITED (PETROLEUM REFINING & RELATED INDUSTRIES)                                                25,757
   10,555  CENTRO PROPERTIES GROUP (REAL ESTATE)                                                                             63,327
   22,081  CFS GANDEL RETAIL TRUST (REAL ESTATE)                                                                             33,243
      676  CFS RETAIL PROPERTY TRUST (REAL ESTATE)+                                                                             998
    4,085  CHALLENGER FINANCIAL SERVICES GROUP LIMITED (FINANCE & FINANCIAL SERVICES)                                        10,565
    6,470  COCA-COLA AMATIL LIMITED (FOOD & KINDRED PRODUCTS)                                                                32,260
      783  COCHLEAR LIMITED (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)                30,929
   15,730  COLES MYER LIMITED (MISCELLANEOUS RETAIL)                                                                        168,702
   17,468  COMMONWEALTH BANK OF AUSTRALIA (DEPOSITORY INSTITUTIONS)                                                         595,615
   19,747  COMMONWEALTH PROPERTY OFFICE FUND (REAL ESTATE)                                                                   20,752
    6,200  COMPUTERSHARE LIMITED (BUSINESS SERVICES)                                                                         35,627
    2,407  CSL LIMITED (CHEMICALS & ALLIED PRODUCTS)                                                                         96,927
   14,989  CSR LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                                      33,291
   34,548  DB RREEF TRUST (REAL ESTATE)                                                                                      41,198
    4,052  DCA GROUP LIMITED (HEALTH SERVICES)                                                                               10,358
    2,814  DOWNER EDI LIMITED (ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES)                              12,584
   26,813  FOSTER'S GROUP LIMITED (FOOD & KINDRED PRODUCTS)                                                                 128,695
   10,030  FUTURIS CORPORATION LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                              15,175
   25,504  GENERAL PROPERTY TRUST (REAL ESTATE)                                                                              89,338
   17,178  GOODMAN FIELDER LIMITED (DURABLE GOODS - CONSUMER)                                                                27,654
    4,800  HARVEY NORMAN HOLDINGS LIMITED (GENERAL MERCHANDISE STORES)                                                       12,664
    4,413  ILUKA RESOURCES LIMITED (MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS)                                23,385
    8,766  ING INDUSTRIAL FUND (REAL ESTATE)                                                                                 15,419
   20,609  INSURANCE AUSTRALIA GROUP LIMITED (INSURANCE CARRIERS)<<                                                          81,100
   21,012  INVESTA PROPERTY GROUP (REAL ESTATE)                                                                              38,524
    6,056  JAMES HARDIE INDUSTRIES NV (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                               33,671
   10,327  JOHN FAIRFAX HOLDINGS LIMITED (COMMUNICATIONS)                                                                    32,480
    1,892  LEIGHTON HOLDINGS LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                        27,272

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES     SECURITY NAME                                                                                                  VALUE
AUSTRALIA (CONTINUED)
    4,656  LEND LEASE CORPORATION LIMITED (REAL ESTATE)                                                               $      55,591
    4,210  LION NATHAN LIMITED (FOOD & KINDRED PRODUCTS)                                                                     25,416
   21,151  MACQUAIRE OFFICE TRUST (REAL ESTATE)                                                                              23,567
   11,184  MACQUARIE AIRPORTS (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)                                  25,590
    3,239  MACQUARIE BANK LIMITED (HOLDING & OTHER INVESTMENT OFFICES)                                                      166,930
    3,484  MACQUARIE COMMUNICATIONS INFRASTRUCTURE GROUP (HOLDING & OTHER INVESTMENT OFFICES)                                16,099
   17,210  MACQUARIE GOODMAN GROUP (PROPERTIES)                                                                              83,630
   35,158  MACQUARIE INFRASTRUCTURE GROUP (HOLDING & OTHER INVESTMENT OFFICES)                                               83,851
   10,777  MAYNE GROUP LIMITED (HEALTH SERVICES)                                                                             27,470
   10,648  MAYNE PHARMA LIMITED (HEALTH SERVICES)                                                                            34,045
   10,742  MIRVAC GROUP (REAL ESTATE)                                                                                        37,949
    6,348  MULTIPLEX GROUP (HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION CONTRACTS)                                   16,654
   21,529  NATIONAL AUSTRALIA BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                        588,873
    4,674  NEWCREST MINING LIMITED (METAL MINING)                                                                            78,380
    7,020  ONESTEEL LIMITED (PRIMARY METAL INDUSTRIES)                                                                       21,974
    4,216  ORICA LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                                            70,597
   10,065  ORIGIN ENERGY LIMITED (OIL & GAS EXTRACTION)                                                                      50,035
   10,106  PACIFIC BRANDS LIMITED (GENERAL MERCHANDISE STORES)                                                               19,056
    7,167  PALADIN RESOURCES LIMITED (DIVERSIFIED MINERALS)+                                                                 25,372
    6,868  PAPERLINX LIMITED (PAPER & ALLIED PRODUCTS)                                                                       19,707
      501  PERPETUAL TRUSTEES AUSTRALIA LIMITED (BUSINESS SERVICES)                                                          27,295
    1,623  PUBLISHING & BROADCASTING LIMITED (PRINTING, PUBLISHING & ALLIED INDUSTRIES)<<                                    22,547
   11,363  QANTAS AIRWAYS (TRANSPORTATION BY AIR)                                                                            33,113
   10,908  QBE INSURANCE GROUP LIMITED (INSURANCE CARRIERS)                                                                 199,179
   12,093  RINKER GROUP LIMITED (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                    125,280
    3,857  RIO TINTO LIMITED (METAL MINING)<<                                                                               201,511
    8,805  SANTOS LIMITED (OIL & GAS EXTRACTION)                                                                             73,433
    4,053  SONIC HEALTHCARE LIMITED (HEALTH SERVICES)                                                                        39,813
   18,859  STOCKLAND (REAL ESTATE)                                                                                          104,012
      567  STOCKLAND (REAL ESTATE)+(b)                                                                                        3,072
    7,239  SUNCORP-METWAY LIMITED (DEPOSITORY INSTITUTIONS)                                                                 118,371
   11,253  SYDNEY ROADS GROUP (TRANSPORTATION)+                                                                               9,309
    6,905  TABCORP HOLDINGS LIMITED (AMUSEMENT & RECREATION SERVICES)                                                        80,437
   29,136  TELSTRA CORPORATION LIMITED (COMMUNICATIONS)<<                                                                    80,563
    6,475  TOLL HOLDINGS LIMITED (TRANSPORTATION SERVICES)                                                                   74,274
   11,229  TRANSURBAN GROUP (SOCIAL SERVICES)                                                                                61,094
    1,213  UNITAB LIMITED (COMMERCE)                                                                                         13,470
    4,975  WESFARMERS LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                                      129,516
   20,419  WESTFIELD GROUP (PROPERTIES)                                                                                     286,408
      613  WESTFIELD GROUP (PROPERTIES)+(b)                                                                                   8,452
   24,860  WESTPAC BANKING CORPORATION (DEPOSITORY INSTITUTIONS)                                                            420,775
    6,245  WOODSIDE PETROLEUM LIMITED (OIL & GAS EXTRACTION)                                                                182,685
   15,924  WOOLWORTHS LIMITED (FOOD STORES)                                                                                 240,449
    1,723  WORLEYPARSONS LIMITED (PERSONAL SERVICES)                                                                         21,574
    5,898  ZINIFEX LIMITED (METAL MINING)+                                                                                   51,650

                                                                                                                          8,157,909
                                                                                                                      -------------

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES     SECURITY NAME                                                                                                  VALUE
AUSTRIA - 0.52%
       86  ANDRITZ AG (MACHINE-DIVERSIFIED)+                                                                          $      13,119
      576  BOEHLER-UDDEHOLM AG (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT)                      32,401
      266  BWIN INTERACTIVE ENTERTAINMENT AG (GAMING)+                                                                        7,016
    2,407  ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN AG (DEPOSITORY INSTITUTIONS)                                         149,863
      199  FLUGHAFEN WIEN AG (CONSTRUCTION SPECIAL TRADE CONTRACTORS)<<                                                      16,481
    4,172  IMMOEAST IMMOBILIEN ANLAGEN AG (REAL ESTATE)+                                                                     50,734
    6,102  IMMOFINANZ IMMOBILIEN ANLAGEN AG (REAL ESTATE)+                                                                   73,508
       80  MAYR-MELNHOF KARTON AG (PAPER & ALLIED PRODUCTS)                                                                  13,739
    2,161  MEINL EUROPEAN LAND LIMITED (REAL ESTATE)+                                                                        47,078
    2,139  OMV AG (OIL & GAS EXTRACTION)                                                                                    110,827
      410  RAIFFEISEN INTERNATIONAL BANK HOLDINGS (DEPOSITORY INSTITUTIONS)+                                                 43,672
      323  RHI AG (MISCELLANEOUS MANUFACTURING INDUSTRIES)+                                                                  12,636
    4,652  TELEKOM AUSTRIA AG (COMMUNICATIONS)                                                                              117,390
      970  VERBUND - OESTERREICHISCHE ELEKTRIZITAETSWIRTSCHAFTS AG (ELECTRIC, GAS & SANITARY SERVICES)                       46,925
    1,092  VOESTALPINE AG (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT)                           45,100
      339  WIENER STAEDTISCHE ALLGEMEINE VERSICHERUNG AG (INSURANCE CARRIERS)<<                                              21,279
    1,058  WIENERBERGER AG (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)                               49,961

                                                                                                                            851,729
                                                                                                                      -------------

BELGIUM - 1.22%
    1,585  AGFA-GEVAERT NV (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)                 37,584
      224  BARCO NV (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                        20,494
      165  BEKAERT SA (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)                      16,247
    2,273  BELGACOM SA (COMMUNICATIONS)                                                                                      88,601
       96  COFINIMMO SA (REITS)                                                                                              18,199
      194  COLRUYT SA (FOOD STORES)                                                                                          33,112
      330  COMPAGNIE MARITIME BELGE SA (WATER TRANSPORTATION)                                                                11,248
       52  D'IETEREN SA (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                                                     17,355
      968  DELHAIZE GROUP (FOOD STORES)                                                                                      81,320
    7,411  DEXIA SA (DEPOSITORY INSTITUTIONS)                                                                               191,992
      396  EURONAV SA (WATER TRANSPORTATION)                                                                                 12,850
   16,034  FORTIS (DEPOSITORY INSTITUTIONS)                                                                                 650,827
      976  GROUPE BRUXELLES LAMBERT SA (BUSINESS SERVICES)                                                                  104,146
    2,433  INBEV NA (FOOD & KINDRED PRODUCTS)                                                                               133,958
    2,451  KBC BANK VERZEKERINGS HOLDINGS (DEPOSITORY INSTITUTIONS)                                                         258,119
      481  MOBISTAR SA (COMMUNICATIONS)                                                                                      39,829
      314  OMEGA PHARMA SA (CHEMICALS & ALLIED PRODUCTS)                                                                     18,105
      851  SOLVAY SA (CHEMICALS & ALLIED PRODUCTS)                                                                          110,070
    1,796  SUEZ LYONNAISE DES EAUX STRIP (ELECTRIC, GAS & SANITARY SERVICES)+                                                    23
       75  SUEZ SA (ENERGY)+                                                                                                  3,294
    1,178  UCB SA (CHEMICALS & ALLIED PRODUCTS)                                                                              74,912
      324  UMICORE (MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS)                                                47,946

                                                                                                                          1,970,231
                                                                                                                      -------------

CAYMAN ISLANDS - 0.02%
   23,000  HUTCHISON TELECOMMUNICATIONS (TELECOMMUNICATIONS)+                                                                40,682
                                                                                                                      -------------

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES     SECURITY NAME                                                                                                  VALUE
DENMARK - 0.74%
       15  A.P. MOLLER - MAERSK A/S (LOCAL & SUB-TRANSIT & INTERURBAN HIGHWAY PASS TRANSPORTATION)                    $     128,575
      213  BANG & OLUFSEN A/S (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)              22,858
      506  CARLSBERG A/S (FOOD & KINDRED PRODUCTS)                                                                           42,555
      250  CODAN (INSURANCE CARRIERS)+                                                                                       17,751
      413  COLOPLAST A/S (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)                   33,188
      688  DANISCO A/S (FOOD & KINDRED PRODUCTS)                                                                             55,814
    5,728  DANSKE BANK A/S (DEPOSITORY INSTITUTIONS)                                                                        225,278
      295  DSV A/S (MOTOR FREIGHT TRANSPORTATION & WAREHOUSING)                                                              51,576
      209  EAST ASIATIC COMPANY LIMITED A/S (FOOD & KINDRED PRODUCTS)                                                         9,810
      523  FLS INDUSTRIES A/S (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)                            24,238
    2,702  GN STORE NORD A/S (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)               41,358
      614  H. LUNDBECK A/S (CHEMICALS & ALLIED PRODUCTS)                                                                     14,306
      720  JYSKE BANK (BUSINESS SERVICES)+                                                                                   41,511
      332  NKT HOLDING A/S (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                                          25,070
    3,276  NOVO NORDISK A/S CLASS B (CHEMICALS & ALLIED PRODUCTS)                                                           243,478
      656  NOVOZYMES A/S (HEALTH SERVICES)                                                                                   50,038
      760  SYDBANK (DEPOSITORY INSTITUTIONS)                                                                                 27,984
      233  TOPDANMARK A/S (INSURANCE CARRIERS)+                                                                              32,177
      257  TRYGVESTA A/S (WHOLESALE TRADE-DURABLE GOODS)+                                                                    15,320
    2,148  VESTAS WIND SYSTEMS A/S (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
           OPTICAL)+                                                                                                         57,355
      420  WILLIAM DEMANT HOLDING A/S (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
           OPTICAL)+                                                                                                         32,251

                                                                                                                          1,192,491
                                                                                                                      -------------

FINLAND - 1.40%
      803  AMER GROUP (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)                                                       18,023
      611  CARGOTEC CORPORATION (TRANSPORTATION SERVICES)                                                                    25,854
    2,307  ELISA CORPORATION (COMMUNICATIONS)                                                                                50,902
    5,987  FORTUM OYJ (ELECTRIC, GAS & SANITARY SERVICES)                                                                   159,505
    1,032  KCI KONECRANES OYJ (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)                            19,590
      938  KESKO OYJ (FOOD STORES)                                                                                           39,442
      963  KONE OYJ (BUSINESS SERVICES)                                                                                      46,708
    1,657  METSO OYJ (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                                60,976
    1,497  NESTE OIL OYJ LIMITED (OIL & GAS EXTRACTION)+                                                                     43,501
   55,598  NOKIA OYJ (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                    1,104,050
    1,720  NOKIAN RENKAAT OYJ (TRANSPORTATION EQUIPMENT)                                                                     30,949
      900  OKO BANK (DEPOSITORY INSTITUTIONS)                                                                                14,357
    1,353  ORIOLA-KD OYJ (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)+                   4,135
    1,353  ORION OYJ (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)+                      25,735
    1,438  OUTOKUMPU OYJ (METAL MINING)                                                                                      36,706
    1,000  RAUTARUUKKI OYJ (PRIMARY METAL INDUSTRIES)                                                                        28,721
    5,361  SAMPO OYJ (NON-DEPOSITORY CREDIT INSTITUTIONS)                                                                   111,760
    1,050  SANOMAWSOY OYJ (MULTIMEDIA)+                                                                                      26,935
    8,160  STORA ENSO OYJ (PAPER & ALLIED PRODUCTS)                                                                         123,754
    1,021  TIETOENATOR OYJ (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)<<                                        30,011
    7,366  UPM-KYMMENE OYJ (PAPER & ALLIED PRODUCTS)                                                                        175,041
      730  UPONOR OYJ (RUBBER & MISCELLANEOUS PLASTICS PRODUCTS)                                                             19,791

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES     SECURITY NAME                                                                                                  VALUE
FINLAND (CONTINUED)
      889  WARTSILA OYJ (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                                      $      36,053
    1,522  YIT OYJ (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                                          35,261

                                                                                                                          2,267,760
                                                                                                                      -------------

FRANCE - 9.50%
    2,717  ACCOR SA (METAL MINING)                                                                                          185,185
    1,346  AIR FRANCE-KLM (TRANSPORTATION BY AIR)                                                                            40,588
    1,659  AIR LIQUIDE (CHEMICALS & ALLIED PRODUCTS)                                                                        338,445
   17,927  ALCATEL SA (COMMUNICATIONS)                                                                                      218,913
    1,448  ALSTOM RGPT (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)+                                            131,009
    1,003  ATOS ORIGIN (BUSINESS SERVICES)+                                                                                  55,288
   22,475  AXA SA (INSURANCE CARRIERS)                                                                                      828,766
   11,304  BNP PARIBAS SA (DEPOSITORY INSTITUTIONS)                                                                       1,216,247
    2,685  BOUYGUES SA (ENGINEERING CONSTRUCTION)                                                                           143,611
    1,063  BUSINESS OBJECTS SA (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)+                                     35,977
    1,600  CAP GEMINI SA (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                            84,868
    8,070  CARREFOUR SA (FOOD STORES)                                                                                       509,920
      575  CASINO GUICHARD-PERRACHON SA (FOOD STORES)                                                                        46,336
    1,271  CIE GENERALE D'OPTIQUE ESSILOR INTERNATIONAL SA (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS:
           PHOTOGRAPHIC, MEDICAL & OPTICAL)                                                                                 130,144
      618  CNP ASSURANCES (INSURANCE AGENTS, BROKERS & SERVICE)                                                              59,950
    4,163  COMPAGNIE DE SAINT-GOBAIN (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                               301,954
    1,841  COMPAGNIE GENERALE DES ESTABLISSEMENTS MICHELIN (RUBBER & MISCELLANEOUS PLASTICS PRODUCTS)                       134,933
    8,208  CREDIT AGRICOLE SA (DEPOSITORY INSTITUTIONS)                                                                     360,540
      781  DASSAULT SYSTEMES SA (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                     43,942
    1,235  EURONEXT NV (BUSINESS SERVICES)                                                                                  120,037
   22,763  FRANCE TELECOM SA (COMMUNICATIONS)                                                                               522,451
    2,856  GAZ DE FRANCE (GAS DISTRIBUTION)<<                                                                               113,717
      159  GECINA SA (REAL ESTATE)                                                                                           21,210
    3,253  GROUPE DANONE (FOOD & KINDRED PRODUCTS)                                                                          456,635
      810  HERMES INTERNATIONAL (APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS)                    74,877
      357  IMERYS SA (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                                29,878
      255  KLEPIERRE (REAL ESTATE)                                                                                           38,188
    3,910  L'OREAL SA (APPAREL & ACCESSORY STORES)<<                                                                        397,143
    2,064  LAFARGE SA (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                              266,437
    1,594  LAGARDERE SCA (COMMUNICATIONS)                                                                                   115,011
    3,286  LVMH MOET HENNESSY LOUIS VUITTON SA (CONSUMER SERVICES)                                                          338,555
      858  M6 METROPOLE TELEVISION (COMMUNICATIONS)                                                                          26,329
    9,451  MITTAL STEEL COMPANY NV (BASIC MATERIALS)                                                                        330,050
      425  NEOPOST SA (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                               50,713
    1,674  PAGESJAUNES SA (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                         47,549
    1,006  PERNOD-RICARD (FOOD & KINDRED PRODUCTS)<<                                                                        209,336
    1,999  PEUGEOT SA (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                                                      112,724
      915  PPR SA (APPAREL & ACCESSORY STORES)                                                                              135,635
    1,875  PUBLICIS GROUPE (COMMUNICATIONS)                                                                                  73,848
    2,479  RENAULT SA (TRANSPORTATION EQUIPMENT)                                                                            284,330

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES     SECURITY NAME                                                                                                  VALUE
FRANCE (CONTINUED)
    2,526  SAFRAN SA (NATIONAL SECURITY & INTERNATIONAL AFFAIRS)<<                                                    $      51,057
   13,789  SANOFI-AVENTIS SA (CHEMICALS & ALLIED PRODUCTS)                                                                1,227,461
    3,034  SCHNEIDER ELECTRIC SA (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)                        338,368
   11,766  SCOR (INSURANCE CARRIERS)+                                                                                        28,646
      441  SOCIETE BIC SA (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)                                                   27,424
      225  SOCIETE DES AUTOROUTES PARIS-RHIN-RHONE (TRANSPORTATION SERVICES)                                                 16,748
    4,683  SOCIETE GENERALE (DEPOSITORY INSTITUTIONS)                                                                       745,256
    1,605  SOCIETE TELEVISION FRANCAISE 1 (COMMUNICATIONS)                                                                   51,267
    1,362  SODEXHO ALLIANCE SA (FOOD & KINDRED PRODUCTS)                                                                     75,474
   13,872  SUEZ SA (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                                         610,037
    1,243  TECHNIP SA (OIL & GAS EXTRACTION)                                                                                 70,645
    1,026  THALES SA (TRANSPORTATION BY AIR)                                                                                 45,523
    3,710  THOMSON (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)                                                          58,289
   29,947  TOTAL SA (OIL & GAS EXTRACTION)                                                                                1,965,176
      638  UNIBAIL (REAL ESTATE)                                                                                            134,054
      812  VALEO SA (TRANSPORTATION EQUIPMENT)                                                                               28,964
      488  VALLOUREC SA (HEALTH SERVICES)                                                                                   113,799
    3,940  VEOLIA ENVIRONNEMENT (ELECTRIC, GAS & SANITARY SERVICES)                                                         237,866
    2,902  VINCI SA (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                                        323,095
   15,807  VIVENDI UNIVERSAL SA (COMMUNICATIONS)                                                                            569,855
      611  ZODIAC SA (TRANSPORTATION BY AIR)                                                                                 36,244

                                                                                                                         15,386,517
                                                                                                                      -------------

GERMANY - 6.65%
    2,776  ADIDAS-SALOMON AG (APPAREL & ACCESSORY STORES)<<                                                                 130,596
    5,488  ALLIANZ AG (INSURANCE CARRIERS)                                                                                  949,775
      898  ALTANA AG (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)                       49,602
    6,921  BASF AG (CHEMICALS & ALLIED PRODUCTS)                                                                            554,217
    9,945  BAYER AG (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)                       506,954
      616  BEIERSDORF AG (APPAREL & ACCESSORY STORES)                                                                        32,784
      442  BILFINGER BERGER AG (BUILDING & CONSTRUCTION)                                                                     26,225
    1,168  CELESIO AG (WHOLESALE TRADE-DURABLE GOODS)                                                                        60,887
    8,420  COMMERZBANK AG (DEPOSITORY INSTITUTIONS)                                                                         283,475
    1,727  CONTINENTAL AG (RUBBER & MISCELLANEOUS PLASTICS PRODUCTS)                                                        200,247
   12,356  DAIMLERCHRYSLER AG (TRANSPORTATION EQUIPMENT)                                                                    617,479
    7,041  DEUTSCHE BANK AG (DEPOSITORY INSTITUTIONS)                                                                       849,623
    1,386  DEUTSCHE BOERSE AG (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)                                 208,442
    3,090  DEUTSCHE LUFTHANSA AG (TRANSPORTATION BY AIR)                                                                     65,475
      670  DEUTSCHE POSTBANK AG (DEPOSITORY INSTITUTIONS)                                                                    50,848
   38,515  DEUTSCHE TELEKOM AG (COMMUNICATIONS)<<                                                                           612,442
      392  DOUGLAS HOLDING AG (APPAREL & ACCESSORY STORES)                                                                   18,342
    8,454  E.ON AG (ELECTRIC, GAS & SANITARY SERVICES)                                                                    1,002,118
      826  FRESENIUS MEDICAL CARE AG (HEALTH SERVICES)                                                                      107,297
      863  HEIDELBERGER DRUCKMASCHINEN AG (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                         35,577
      778  HENKEL KGAA (APPAREL & ACCESSORY STORES)                                                                         108,185
      580  HOCHTIEF AG (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                                      36,310
    1,753  HYPO REAL ESTATE HOLDING AG (DEPOSITORY INSTITUTIONS)                                                            109,367
    9,948  INFINEON TECHNOLOGIES AG (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
           EQUIPMENT)+                                                                                                      117,947

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES     SECURITY NAME                                                                                                  VALUE
GERMANY (CONTINUED)
    1,165  IVG IMMOBILIEN AG (REAL ESTATE)                                                                            $      42,162
    1,041  KARSTADTQUELLE AG (GENERAL MERCHANDISE STORES)<<                                                                  24,751
    1,402  LINDE AG (ELECTRIC, GAS & SANITARY SERVICES)                                                                     132,074
    1,751  MAN AG (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)<<                                                148,187
      655  MERCK KGAA (CHEMICALS & ALLIED PRODUCTS)                                                                          69,453
    2,018  METRO AG (FOOD STORES)                                                                                           117,941
      955  MLP AG (HOLDING & OTHER INVESTMENT OFFICES)<<                                                                     21,386
    2,681  MUENCHENER RUECKVERSICHERUNGS GESELLSCHAFT AG (INSURANCE CARRIERS)                                               423,971
      103  PORSCHE AG (TRANSPORTATION EQUIPMENT)                                                                            106,687
      755  PREMIERE AG (ENTERTAINMENT)+                                                                                      10,072
    1,302  PROSIEBENSAT.1 MEDIA AG (COMMUNICATIONS)                                                                          36,074
      165  PUMA AG RUDOLF DASSLER SPORT (APPAREL & ACCESSORY STORES)                                                         56,283
      432  RHEINMETALL BERLIN (MACHINERY)+                                                                                   31,444
    6,039  RWE AG (ELECTRIC, GAS & SANITARY SERVICES)                                                                       557,103
      489  RWE AG NON-VOTING PREFERRED (ELECTRIC, GAS & SANITARY SERVICES)                                                   41,000
      492  SALZGITTER AG (STEEL PRODUCERS, PRODUCTS)                                                                         46,236
    2,985  SAP AG (BUSINESS SERVICES)                                                                                       591,996
   11,498  SIEMENS AG (WHOLESALE TRADE NON-DURABLE GOODS)                                                                 1,003,110
      436  SOLARWORLD AG (ENERGY)<<+                                                                                         23,956
      815  SUEDZUCKER AG (FOOD & KINDRED PRODUCTS)                                                                           20,132
    5,002  THYSSENKRUPP AG (PRIMARY METAL INDUSTRIES)                                                                       168,528
    2,537  TUI AG (TRANSPORTATION BY AIR)<<                                                                                  52,374
    2,320  VOLKSWAGEN AG (TRANSPORTATION EQUIPMENT)                                                                         197,636
    1,366  VOLKSWAGEN AG PREFERRED (TRANSPORTATION EQUIPMENT)                                                                80,805
      263  WINCOR NIXDORF AG (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)<<                                      38,236

                                                                                                                         10,775,811
                                                                                                                      -------------

GREECE - 0.62%
    5,429  ALPHA BANK AE (DEPOSITORY INSTITUTIONS)                                                                          144,850
    1,250  COCA-COLA HELLENIC BOTTLING COMPANY SA (FOOD & KINDRED PRODUCTS)                                                  43,082
    1,380  COSMOTE MOBILE COMMUNICATIONS SA (COMMUNICATIONS)                                                                 33,073
    3,300  EFG EUROBANK ERGASIAS SA (DEPOSITORY INSTITUTIONS)                                                               101,099
      300  FOLLIE SA (APPAREL & ACCESSORY STORES)                                                                             8,712
      460  GERMANOS SA (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)                                                      10,966
    1,260  HELLENIC PETROLEUM SA (OIL & GAS EXTRACTION)                                                                      15,115
    1,700  HELLENIC TECHNODOMIKI TEV SA (HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION CONTRACTS)                      16,642
    4,370  HELLENIC TELECOMMUNICATIONS ORGANIZATION SA (COMMUNICATIONS)                                                     107,171
    1,610  INTRACOM SA (COMMUNICATIONS)                                                                                      10,289
      762  MOTOR OIL (HELLAS) CORINTH REFINERIES SA (PETROLEUM REFINING & RELATED INDUSTRIES)                                19,325
    5,034  NATIONAL BANK OF GREECE SA (DEPOSITORY INSTITUTIONS)                                                             216,652
    2,930  OPAP SA (AMUSEMENT & RECREATION SERVICES)                                                                         98,458
    3,000  PIRAEUS BANK SA (DEPOSITORY INSTITUTIONS)                                                                         77,757
    1,690  PUBLIC POWER CORPORATION SA (ELECTRIC, GAS & SANITARY SERVICES)                                                   40,717
    1,510  TECHNICAL OLYMPIC SA (HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION CONTRACTS)                               5,093
      900  TITAN CEMENT COMPANY SA (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                  42,660
      980  VIOHALCO SA (BUSINESS SERVICES)                                                                                    9,942

                                                                                                                          1,001,603
                                                                                                                      -------------

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES     SECURITY NAME                                                                                                  VALUE
HONG KONG - 1.63%
    3,500  ASM PACIFIC TECHNOLOGY (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)   $      18,375
   20,619  BANK OF EAST ASIA LIMITED (DEPOSITORY INSTITUTIONS)                                                               94,088
   51,000  BOC HONG KONG HOLDINGS LIMITED (DEPOSITORY INSTITUTIONS)                                                         114,560
   16,000  CATHAY PACIFIC AIRWAYS LIMITED (TRANSPORTATION BY AIR)                                                            32,778
   21,000  CHEUNG KONG HOLDINGS LIMITED (REAL ESTATE)                                                                       225,482
    7,000  CHEUNG KONG INFRASTRUCTURE HOLDINGS LIMITED (HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION
           CONTRACTS)                                                                                                        21,430
   24,000  CLP HOLDINGS LIMITED (ELECTRIC, GAS & SANITARY SERVICES)                                                         145,405
   13,000  ESPRIT HOLDINGS LIMITED (WHOLESALE TRADE NON-DURABLE GOODS)                                                      118,559
   25,000  FOXCONN INTERNATIONAL HOLDINGS LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)<<+                                77,015
   28,000  GIORDANO INTERNATIONAL LIMITED (APPAREL & ACCESSORY STORES)                                                       13,657
   21,000  HANG LUNG PROPERTIES LIMITED (REAL ESTATE)                                                                        44,854
    9,900  HANG SENG BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                                 125,106
    9,000  HENDERSON LAND DEVELOPMENT COMPANY LIMITED (REAL ESTATE)                                                          50,599
   50,000  HONG KONG & CHINA GAS COMPANY LIMITED (OIL & GAS EXTRACTION)                                                     117,192
   14,000  HONG KONG EXCHANGES & CLEARING LIMITED (BUSINESS SERVICES)                                                       102,161
   18,500  HONGKONG ELECTRIC HOLDINGS (ELECTRIC, GAS & SANITARY SERVICES)                                                    86,556
   10,000  HOPEWELL HOLDINGS (REAL ESTATE)                                                                                   28,496
   29,000  HUTCHISON WHAMPOA (DIVERSIFIED OPERATIONS)                                                                       256,102
    8,120  HYSAN DEVELOPMENT COMPANY LIMITED (REAL ESTATE)                                                                   20,825
   22,500  JOHNSON ELECTRIC HOLDINGS LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                        19,668
    6,198  KERRY PROPERTIES LIMITED (REAL ESTATE)                                                                            22,674
    8,000  KINGBOARD CHEMICALS HOLDINGS (CHEMICALS & ALLIED PRODUCTS)                                                        28,804
   24,200  LI & FUNG LIMITED (WHOLESALE TRADE NON-DURABLE GOODS)                                                             60,138
   29,000  LINK REIT (REITS)                                                                                                 60,378
   10,000  MELCO INTERNATIONAL DEVELOPMENT LIMITED (DIVERSIFIED OPERATIONS)                                                  21,410
   17,072  MTR CORPORATION (RAILROAD TRANSPORTATION)                                                                         42,863
   32,130  NEW WORLD DEVELOPMENT LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                    55,346
    2,200  ORIENT OVERSEAS INTERNATIONAL LIMITED (WATER TRANSPORTATION)                                                       8,952
   57,000  PCCW LIMITED (COMMUNICATIONS)                                                                                     34,826
   12,000  SHANGRI-LA ASIA LIMITED (HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES)                                      26,678
   16,000  SHUN TAK HOLDINGS LIMITED (REAL ESTATE)<<                                                                         18,853
   20,415  SINO LAND COMPANY (REAL ESTATE)                                                                                   36,162
   32,000  SOLOMON SYSTECH LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)          5,586
   19,000  SUN HUNG KAI PROPERTIES LIMITED (REAL ESTATE)                                                                    207,422
   13,000  SWIRE PACIFIC LIMITED (BUSINESS SERVICES)                                                                        135,829
   14,000  TECHTRONIC INDUSTRIES COMPANY (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)                 20,666
    5,000  TELEVISION BROADCASTS LIMITED (MOTION PICTURES)                                                                   26,955
   12,000  TEXWINCA HOLDINGS LIMITED (TEXTILE MILL PRODUCTS)                                                                  7,840
   15,000  WHARF HOLDINGS LIMITED (BUSINESS SERVICES)                                                                        51,408
    3,000  WING HANG BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                                  29,304
    9,000  YUE YUEN INDUSTRIAL HOLDINGS (APPAREL & ACCESSORY STORES)                                                         27,957

                                                                                                                          2,642,959
                                                                                                                      -------------

IRELAND - 0.88%
   12,046  ALLIED IRISH BANKS PLC (DEPOSITORY INSTITUTIONS)                                                                 320,775
   13,201  BANK OF IRELAND (DEPOSITORY INSTITUTIONS)                                                                        258,124
    5,901  BLACKROCK INTERNATIONAL LAND (REAL ESTATE)+                                                                        2,843
    4,520  C&C GROUP PLC (EATING & DRINKING PLACES)                                                                          61,385

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES     SECURITY NAME                                                                                                  VALUE
IRELAND (CONTINUED)
    7,419  CRH PLC (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                           $     250,527
    1,283  DCC PLC (BUSINESS SERVICES)                                                                                       32,050
    4,523  DEPFA BANK PLC (DEPOSITORY INSTITUTIONS)                                                                          83,508
    5,856  ELAN CORPORATION PLC (CHEMICALS & ALLIED PRODUCTS)+                                                               90,594
    5,901  FYFFES PLC (WHOLESALE TRADE NON-DURABLE GOODS)                                                                    11,449
    2,819  GRAFTON GROUP PLC (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)+                            37,176
    2,891  GREENCORE GROUP PLC (FOOD & KINDRED PRODUCTS)                                                                     14,297
    1,332  IAWS GROUP PLC (AGRICULTURAL PRODUCTION CROPS)                                                                    24,728
    9,102  INDEPENDENT NEWS & MEDIA PLC (COMMUNICATIONS)                                                                     27,470
    3,864  IRISH LIFE & PERMANENT PLC (NON-DEPOSITORY CREDIT INSTITUTIONS)                                                   96,819
    1,603  KERRY GROUP PLC (FOOD & KINDRED PRODUCTS)                                                                         38,011
    1,707  KINGSPAN GROUP PLC (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)                            35,174
      869  PADDY POWER PLC (AMUSEMENT & RECREATION SERVICES)                                                                 16,309
      312  RYANAIR HOLDINGS PLC ADR (TRANSPORTATION BY AIR)+                                                                 19,746

                                                                                                                          1,420,985
                                                                                                                      -------------

ITALY - 3.80%
    6,293  ALLEANZA ASSICURAZIONI SPA (INSURANCE CARRIERS)                                                                   73,574
    2,213  ARNOLDO MONDADORI EDITORE SPA (COMMUNICATIONS)                                                                    20,499
   12,972  ASSICURAZIONI GENERALI SPA (INSURANCE CARRIERS)                                                                  485,251
    1,722  AUTOGRILL SPA (EATING & DRINKING PLACES)                                                                          27,404
    4,092  AUTOSTRADE SPA (SOCIAL SERVICES)                                                                                 121,368
    4,699  BANCA FIDEURAM SPA (HOLDING & OTHER INVESTMENT OFFICES)                                                           29,942
   11,912  BANCA INTESA RNC SPA (DEPOSITORY INSTITUTIONS)                                                                    72,957
   54,037  BANCA INTESA SPA (DEPOSITORY INSTITUTIONS)                                                                       355,628
   13,825  BANCA MONTE DEI PASCHI DI SIENA SPA (DEPOSITORY INSTITUTIONS)                                                     83,797
    5,329  BANCA POPOLARE DI MILANO SCARL (DEPOSITORY INSTITUTIONS)                                                          70,480
    4,570  BANCHE POPOLARI UNITE SCPA (DEPOSITORY INSTITUTIONS)                                                             122,970
    5,171  BANCO POPOLARE DI VERONA E NOVARA SCRL (DEPOSITORY INSTITUTIONS)                                                 142,879
    1,032  BENETTON GROUP SPA (APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS)                      17,758
    2,527  BULGARI SPA (APPAREL & ACCESSORY STORES)<<                                                                        32,172
   23,333  CAPITALIA SPA (DEPOSITORY INSTITUTIONS)                                                                          193,206
   58,297  ENEL SPA (ELECTRIC, GAS & SANITARY SERVICES)<<                                                                   531,881
   35,459  ENI SPA (PETROLEUM REFINING & RELATED INDUSTRIES)<<                                                            1,050,807
    7,867  FIAT SPA (TRANSPORTATION EQUIPMENT)<<+                                                                           125,396
    4,083  FINMECCANICA SPA (TRANSPORTATION BY AIR)                                                                          91,172
      869  FONDIARIA - SAI SPA (INSURANCE)+                                                                                  38,116
    3,275  GRUPPO EDITORIALE L'ESPRESSO SPA (COMMUNICATIONS)<<                                                               16,736
      931  ITALCEMENTI SPA (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                          23,576
      908  LOTTOMATICA SPA (AMUSEMENT & RECREATION SERVICES)+                                                                34,208
    1,991  LUXOTTICA GROUP SPA (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)             58,649
   10,648  MEDIASET SPA (COMMUNICATIONS)                                                                                    114,431
    6,669  MEDIOBANCA SPA (DEPOSITORY INSTITUTIONS)                                                                         145,454
    4,147  MEDIOLANUM SPA (INSURANCE CARRIERS)<<                                                                             30,816
   43,372  PIRELLI & COMPANY SPA (TRANSPORTATION EQUIPMENT)                                                                  37,316
   15,399  SANPAOLO IMI SPA (DEPOSITORY INSTITUTIONS)                                                                       325,129
   66,054  SEAT PAGINE GIALLE SPA (COMMUNICATIONS)<<+                                                                        33,043
   14,619  SNAM RETE GAS SPA (OIL & GAS EXTRACTION)<<                                                                        70,999

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES     SECURITY NAME                                                                                                  VALUE
ITALY (CONTINUED)
   80,058  TELECOM ITALIA RNC SPA (COMMUNICATIONS)                                                                    $     192,884
  147,236  TELECOM ITALIA SPA (COMMUNICATIONS)                                                                              418,215
   17,214  TERNA SPA (ELECTRIC, GAS & SANITARY SERVICES)<<                                                                   50,096
    3,533  TISCALI SPA (COMMUNICATIONS)<<+                                                                                   10,024
  105,936  UNICREDITO ITALIANO SPA (DEPOSITORY INSTITUTIONS)                                                                879,207
   10,803  UNIPOL-PREFERRED (INSURANCE)+                                                                                     31,987

                                                                                                                          6,160,027
                                                                                                                      -------------

JAPAN - 22.93%
    5,000  77 BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                                         34,667
        2  ACCESS COMPANY LIMITED (INTERNET SOFTWARE)+                                                                       14,222
    1,100  ACOM COMPANY LIMITED (NON-DEPOSITORY CREDIT INSTITUTIONS)                                                         46,933
      600  ADERANS COMPANY LIMITED (APPAREL & ACCESSORY STORES)                                                              15,543
    2,200  ADVANTEST CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)          109,139
    8,000  AEON COMPANY LIMITED (MISCELLANEOUS RETAIL)                                                                      196,063
    1,100  AEON CREDIT SERVICE COMPANY LIMITED (NON-DEPOSITORY CREDIT INSTITUTIONS)                                          26,307
      900  AIFUL CORPORATION (NON-DEPOSITORY CREDIT INSTITUTIONS)                                                            34,819
    2,800  AISIN SEIKI COMPANY LIMITED (TRANSPORTATION EQUIPMENT)                                                            81,778
    8,000  AJINOMOTO COMPANY INCORPORATED (FOOD & KINDRED PRODUCTS)                                                          86,146
      400  ALFRESA HOLDINGS CORPORATION (WHOLESALE TRADE NON-DURABLE GOODS)                                                  25,363
    8,000  ALL NIPPON AIRWAYS COMPANY LIMITED (TRANSPORTATION BY AIR)                                                        32,372
    2,000  ALPS ELECTRIC COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
           EQUIPMENT)<<                                                                                                      20,893
    4,000  AMADA COMPANY LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                    40,161
    1,000  AMANO CORPORATION (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                                        12,817
      700  AOYAMA TRADING COMPANY LIMITED (APPAREL & ACCESSORY STORES)                                                       22,341
      700  ARRK CORPORATION (MANUFACTURE)                                                                                     9,191
    5,500  ASAHI BREWERIES LIMITED (FOOD & KINDRED PRODUCTS)                                                                 80,178
   13,000  ASAHI GLASS COMPANY LIMITED (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)                  160,347
   17,000  ASAHI KASEI CORPORATION (CHEMICALS & ALLIED PRODUCTS)<<                                                          108,800
      600  ASATSU-DK INCORPORATED (COMMUNICATIONS)                                                                           18,235
    2,000  ASICS CORPORATION (FOOTWEAR)+                                                                                     26,057
      500  AUTOBACS SEVEN COMPANY LIMITED (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                                   18,794
    8,000  BANK OF FUKUOKA LIMITED (DEPOSITORY INSTITUTIONS)                                                                 58,717
    4,000  BANK OF KYOTO LIMITED (DEPOSITORY INSTITUTIONS)                                                                   40,432
   16,000  BANK OF YOKOHAMA LIMITED (DEPOSITORY INSTITUTIONS)                                                               125,968
    1,000  BENESSE CORPORATION (EDUCATIONAL SERVICES)                                                                        36,995
    8,400  BRIDGESTONE CORPORATION (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                                         169,600
   14,500  CANON INCORPORATED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)             756,148
    1,000  CANON SALES COMPANY INCORPORATED (WHOLESALE TRADE-DURABLE GOODS)                                                  23,958
    3,300  CASIO COMPUTER COMPANY LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                           66,489
    3,000  CENTRAL GLASS COMPANY LIMITED (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)                 16,610
       21  CENTRAL JAPAN RAILWAY COMPANY (RAILROAD TRANSPORTATION)                                                          224,000
   11,000  CHIBA BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                                      98,057
    2,000  CHIYODA CORPORATION (ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES)+                            39,111
    9,000  CHUBU ELECTRIC POWER COMPANY INCORPORATED (ELECTRIC, GAS & SANITARY SERVICES)<<                                  233,905
    3,900  CHUGAI PHARMACEUTICAL COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)<<                                             83,860
      800  CIRCLE K SUNKUS COMPANY LIMITED (GENERAL MERCHANDISE STORES)                                                      15,035

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES     SECURITY NAME                                                                                                  VALUE
JAPAN (CONTINUED)
    4,400  CITIZEN WATCH COMPANY LIMITED (APPAREL & ACCESSORY STORES)                                                 $      36,206
      800  COCA-COLA WEST JAPAN COMPANY LIMITED (FOOD & KINDRED PRODUCTS)                                                    15,983
    2,000  COMSYS HOLDINGS CORPORATION (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                      21,943
    2,200  CREDIT SAISON COMPANY LIMITED (MISCELLANEOUS RETAIL)                                                              92,749
      900  CSK HOLDINGS CORPORATION (BUSINESS SERVICES)                                                                      37,638
    9,000  DAI NIPPON PRINTING COMPANY LIMITED (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                   138,895
    4,000  DAICEL CHEMICAL INDUSTRIES LIMITED (CHEMICALS & ALLIED PRODUCTS)                                                  27,733
    4,000  DAIDO STEEL COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
           EQUIPMENT)                                                                                                        29,223
    1,000  DAIFUKU COMPANY LIMITED (MACHINERY-MATERIALS)                                                                     12,605
   10,100  DAIICHI SANKYO COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                                     286,434
    3,200  DAIKIN INDUSTRIES LIMITED (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)                     94,815
    3,000  DAIMARU INCORPORATED (APPAREL & ACCESSORY STORES)                                                                 37,054
   10,000  DAINIPPON INK & CHEMICALS INCORPORATED (CHEMICALS & ALLIED PRODUCTS)                                              36,402
    3,000  DAINIPPON SCREEN MANUFACTURING COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
           EXCEPT COMPUTER EQUIPMENT)                                                                                        27,276
    1,000  DAITO TRUST CONSTRUCTION COMPANY LIMITED (REAL ESTATE)                                                            54,265
    7,000  DAIWA HOUSE INDUSTRY COMPANY LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)            121,185
   17,000  DAIWA SECURITIES GROUP INCORPORATED (HOLDING & OTHER INVESTMENT OFFICES)<<                                       198,315
    7,000  DENKI KAGAKU KOGYO KABUSHIKI KAISHA (CHEMICALS & ALLIED PRODUCTS)                                                 27,141
    7,100  DENSO CORPORATION (TRANSPORTATION EQUIPMENT)                                                                     249,439
       26  DENTSU INCORPORATED (BUSINESS SERVICES)                                                                           70,654
    4,000  DOWA MINING COMPANY LIMITED (MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS)<<                          34,506
       15  E*TRADE SECURITIES COMPANY LIMITED (FINANCE & FINANCIAL SERVICES)+                                                17,016
       14  EACCESS LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                           8,450
       46  EAST JAPAN RAILWAY COMPANY (RAILROADS)                                                                           321,659
    5,000  EBARA CORPORATION (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                        18,116
    1,000  EDION CORPORATION (ELECTRONIC)                                                                                    17,143
    3,300  EISAI COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)<<                                                            159,517
    2,280  ELECTRIC POWER DEVELOPMENT COMPANY LIMITED (ELECTRIC, GAS & SANITARY SERVICES)                                    81,260
    1,300  ELPIDA MEMORY INCORPORATED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)+                              58,988
    1,000  FAMILYMART COMPANY LIMITED (GENERAL MERCHANDISE STORES)                                                           27,344
    2,400  FANUC LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                  187,327
      700  FAST RETAILING COMPANY LIMITED (APPAREL & ACCESSORY STORES)                                                       65,719
    7,000  FUJI ELECTRIC HOLDINGS COMPANY LIMITED (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME
           DEALERS)                                                                                                          36,089
    6,600  FUJI PHOTO FILM COMPANY LIMITED (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
           OPTICAL)                                                                                                         240,813
      400  FUJI SOFT ABC INCORPORATED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                               10,430
        7  FUJI TELEVISION NETWORK INCORPORATED (COMMUNICATIONS)                                                             15,822
    5,000  FUJIKURA LIMITED (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)                54,730
   25,000  FUJITSU LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                         206,138
    9,000  FURUKAWA ELECTRIC COMPANY LIMITED (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL
           & OPTICAL)                                                                                                        59,429
      700  GLORY LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                                            13,570
       18  GOODWILL GROUP INCORPORATED (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                            10,880
    4,000  GUNMA BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                                      29,562
    2,000  GUNZE LIMITED (APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS)                           11,310

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES     SECURITY NAME                                                                                                  VALUE
JAPAN (CONTINUED)
      400  HAKUHODO DY HOLDINGS INCORPORATED (CONSUMER SERVICES)                                                      $      26,108
    2,000  HANKYU DEPARTMENT STORES (APPAREL & ACCESSORY STORES)                                                             16,914
    2,000  HANSHIN ELECTRIC RAILWAY (TRANSPORTATION EXCLUDING AIR, RAIL)                                                     17,564
    9,000  HASEKO CORPORATION (RESIDENTIAL)<<+                                                                               31,010
      400  HIKARI TSUSHIN INCORPORATED (MISCELLANEOUS RETAIL)+                                                               20,893
    4,000  HINO MOTORS LIMITED (TRANSPORTATION EQUIPMENT)                                                                    21,638
      400  HIROSE ELECTRIC COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
           EQUIPMENT)                                                                                                        52,995
    3,000  HITACHI CABLE LIMITED (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)           13,537
      400  HITACHI CAPITAL CORPORATION (NON-DEPOSITORY CREDIT INSTITUTIONS)                                                   7,619
    1,300  HITACHI CHEMICAL COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                                    31,475
    1,500  HITACHI CONSTRUCTION MACHINERY COMPANY LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)           33,524
   45,000  HITACHI LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                         262,476
    2,200  HOKKAIDO ELECTRIC POWER COMPANY INCORPORATED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
           EXCEPT COMPUTER EQUIPMENT)                                                                                        53,359
   15,000  HOKUHOKU FINANCIAL GROUP INCORPORATED (DEPOSITORY INSTITUTIONS)                                                   56,508
   21,200  HONDA MOTOR COMPANY LIMITED (TRANSPORTATION EQUIPMENT)                                                           712,499
    1,400  HOUSE FOODS CORPORATION (FOOD & KINDRED PRODUCTS)                                                                 23,111
    5,500  HOYA CORPORATION (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)               207,196
    1,900  IBIDEN COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)         100,368
       14  INDEX CORPORATION (COMMUNICATIONS)<<                                                                              10,145
       11  INPEX HOLDINGS INCORPORATED (OIL & GAS EXPLORATION)+                                                              89,889
    2,800  ISETAN COMPANY LIMITED (APPAREL & ACCESSORY STORES)                                                               47,241
   17,000  ISHIKAWAJIMA-HARIMA HEAVY INDUSTRIES COMPANY LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)+                    51,953
    1,000  ITO EN LIMITED (EATING & DRINKING PLACES)<<                                                                       34,455
   20,000  ITOCHU CORPORATION (WHOLESALE TRADE NON-DURABLE GOODS)                                                           154,921
      500  ITOCHU TECHNO-SCIENCE CORPORATION (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                        25,397
      500  JAFCO COMPANY LIMITED (HOLDING & OTHER INVESTMENT OFFICES)                                                        25,228
   11,000  JAPAN AIR LINES CORPORATION (TRANSPORTATION BY AIR)<<                                                             21,511
        7  JAPAN PRIME REALTY INVESTMENT CORPORATION (REITS)                                                                 20,919
        5  JAPAN REAL ESTATE INVESTMENT CORPORATION (REITS)                                                                  42,328
        4  JAPAN RETAIL FUND INVESTMENT CORPORATION (REITS)                                                                  29,460
    4,000  JAPAN STEEL WORKS (MACHINERY-MATERIALS)+                                                                          27,361
       61  JAPAN TOBACCO INCORPORATED (TOBACCO PRODUCTS)                                                                    237,029
    7,500  JFE HOLDINGS INCORPORATED (PRIMARY METAL INDUSTRIES)                                                             293,968
    3,000  JGC CORPORATION (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                                  50,133
   10,000  JOYO BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                                       59,344
    2,400  JSR CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                                     52,825
       19  KK DAVINCI ADVISORS (CONSULTING SERVICES)+                                                                        18,176
   13,000  KAJIMA CORPORATION (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                               59,429
    1,000  KAKEN PHARMACEUTICAL COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                                 6,806
    4,000  KAMIGUMI COMPANY LIMITED (TRANSPORTATION SERVICES)                                                                31,187
    4,000  KANEKA CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                                  37,858
   10,200  KANSAI ELECTRIC POWER COMPANY INCORPORATED (ELECTRIC, GAS & SANITARY SERVICES)                                   235,302
    2,000  KANSAI PAINT COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                                        15,120
    7,000  KAO CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                                    186,667
    2,400  KATOKICHI COMPANY LIMITED (FOOD & KINDRED PRODUCTS)                                                               19,606

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES     SECURITY NAME                                                                                                  VALUE
JAPAN (CONTINUED)
   17,000  KAWASAKI HEAVY INDUSTRIES LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                 $      56,271
    6,000  KAWASAKI KISEN KAISHA LIMITED (WATER TRANSPORTATION)                                                              37,892
       34  KDDI CORPORATION (COMMUNICATIONS)                                                                                211,843
    6,000  KEIHIN ELECTRIC EXPRESS RAILWAY COMPANY LIMITED (RAILROAD TRANSPORTATION)<<                                       43,835
    7,000  KEIO ELECTRIC RAILWAY COMPANY LIMITED (RAILROAD TRANSPORTATION)                                                   46,696
    4,000  KEISEI ELECTRIC RAILWAY COMPANY LIMITED (RAILROAD TRANSPORTATION)                                                 24,516
      500  KEYENCE CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)            115,132
    2,000  KIKKOMAN CORPORATION (FOOD & KINDRED PRODUCTS)                                                                    23,314
    2,000  KINDEN CORPORATION (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                               16,508
   23,000  KINTETSU CORPORATION (RAILROAD TRANSPORTATION)                                                                    72,042
   11,000  KIRIN BREWERY COMPANY LIMITED (FOOD & KINDRED PRODUCTS)                                                          146,853
   36,000  KOBE STEEL LIMITED (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT)                      113,067
    1,300  KOKUYO COMPANY LIMITED (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)                                           20,668
   12,000  KOMATSU LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                         207,238
    1,000  KOMORI CORPORATION (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                     20,360
    1,100  KONAMI CORPORATION (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                       27,937
    6,500  KONICA MINOLTA HOLDINGS INCORPORATED (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC,
           MEDICAL & OPTICAL)                                                                                                87,052
      400  KOSE CORPORATION (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                                         12,902
    2,400  KOYO SEIKO COMPANY LIMITED (TRANSPORTATION EQUIPMENT)                                                             46,527
   15,000  KUBOTA CORPORATION (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                      123,175
    5,000  KURARAY COMPANY LIMITED (TEXTILE MILL PRODUCTS)                                                                   55,619
    2,200  KURAYA SANSEIDO INCORPORATED (WHOLESALE TRADE NON-DURABLE GOODS)                                                  45,071
    1,900  KURITA WATER INDUSTRIES LIMITED (ADMINISTRATION OF ENVIRONMENTAL QUALITY & HOUSING PROGRAMS)                      36,834
    2,200  KYOCERA CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)            188,292
    4,000  KYOWA HAKKO KOGYO COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                                   28,174
    5,400  KYUSHU ELECTRIC POWER COMPANY INCORPORATED (ELECTRIC, GAS & SANITARY SERVICES)                                   127,543
    1,000  LAWSON INCORPORATED (GENERAL MERCHANDISE STORES)                                                                  35,132
    1,500  LEOPALACE 21 CORPORATION (REAL ESTATE)                                                                            54,730
      300  MABUCHI MOTOR COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
           EQUIPMENT)<<                                                                                                      18,337
    1,300  MAKITA CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)              38,188
   21,000  MARUBENI CORPORATION (BUSINESS SERVICES)                                                                         104,533
    4,700  MARUI COMPANY LIMITED (APPAREL & ACCESSORY STORES)                                                                68,794
    1,700  MATSUI SECURITIES COMPANY LIMITED (INSURANCE AGENTS, BROKERS & SERVICE)<<+                                        14,176
      700  MATSUMOTOKIYOSHI COMPANY LIMITED (GENERAL MERCHANDISE STORES)                                                     16,830
   27,000  MATSUSHITA ELECTRIC INDUSTRIAL COMPANY LIMITED (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)                  571,429
    5,000  MATSUSHITA ELECTRIC WORKS LIMITED (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)             52,825
    4,000  MEIJI DAIRIES CORPORATION (FOOD & KINDRED PRODUCTS)                                                               27,022
    5,000  MEIJI SEIKA KAISHA LIMITED (FOOD & KINDRED PRODUCTS)                                                              25,397
      600  MEITEC CORPORATION (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                       18,438
    9,500  MILLEA HOLDINGS INCORPORATED (INSURANCE CARRIERS)                                                                344,765
    4,000  MINEBEA COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)         21,875
   16,000  MITSUBISHI CHEMICAL HOLDINGS CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                           100,233
   18,500  MITSUBISHI CORPORATION (BUSINESS SERVICES)                                                                       347,683
   26,000  MITSUBISHI ELECTRIC CORPORATION (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                         219,005
   16,000  MITSUBISHI ESTATE COMPANY LIMITED (REAL ESTATE)                                                                  349,460

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES     SECURITY NAME                                                                                                  VALUE
JAPAN (CONTINUED)
    5,000  MITSUBISHI GAS CHEMICAL COMPANY INCORPORATED (CHEMICALS & ALLIED PRODUCTS)                                 $      54,307
   43,000  MITSUBISHI HEAVY INDUSTRIES LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                     178,006
    1,000  MITSUBISHI LOGISTICS CORPORATION (MOTOR FREIGHT TRANSPORTATION & WAREHOUSING)                                     15,966
   12,000  MITSUBISHI MATERIALS CORPORATION (MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS)<<                     49,473
    7,000  MITSUBISHI RAYON COMPANY LIMITED (TEXTILE MILL PRODUCTS)                                                          46,222
    3,000  MITSUBISHI SECURITIES COMPANY LIMITED (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)+              37,587
      117  MITSUBISHI UFJ FINANCIAL GROUP INCORPORATED (DEPOSITORY INSTITUTIONS)                                          1,505,524
   21,000  MITSUI & COMPANY LIMITED (WHOLESALE TRADE-DURABLE GOODS)                                                         267,022
    8,000  MITSUI CHEMICALS LIMITED (CHEMICALS & ALLIED PRODUCTS)                                                            57,566
   10,000  MITSUI ENGINEERING & SHIPBUILDING COMPANY LIMITED (TRANSPORTATION EQUIPMENT)                                      32,508
   11,000  MITSUI FUDOSAN COMPANY LIMITED (REAL ESTATE)                                                                     250,032
    9,000  MITSUI MINING & SMELTING COMPANY LIMITED (METAL MINING)                                                           46,400
   14,000  MITSUI O.S.K. LINES LIMITED (WATER TRANSPORTATION)<<                                                             103,467
   16,000  MITSUI SUMITOMO INSURANCE COMPANY LIMITED (INSURANCE CARRIERS)                                                   200,059
    8,000  MITSUI TRUST HOLDINGS INCORPORATED (DEPOSITORY INSTITUTIONS)                                                      91,022
    6,000  MITSUKOSHI LIMITED (APPAREL & ACCESSORY STORES)                                                                   26,921
    1,200  MITSUMI ELECTRIC COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
           EQUIPMENT)                                                                                                        16,559
      129  MIZUHO FINANCIAL GROUP INCORPORATED (BANKING)                                                                  1,000,330
    2,700  MURATA MANUFACTURING COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
           COMPUTER EQUIPMENT)                                                                                              187,429
    3,200  NAMCO BANDAI HOLDINGS INCORPORATED (AMUSEMENT & RECREATION SERVICES)<<                                            50,306
   28,000  NEC CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                153,837
      600  NEC ELECTRONICS CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
           EQUIPMENT)                                                                                                        20,622
        9  NET ONE SYSTEMS COMPANY LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                          12,495
    4,000  NGK INSULATORS LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)          56,212
    2,000  NGK SPARK PLUG COMPANY LIMITED (TRANSPORTATION EQUIPMENT)                                                         39,704
    2,000  NHK SPRING COMPANY LIMITED (TRANSPORTATION EQUIPMENT)                                                             23,145
    2,000  NICHIREI CORPORATION (FOOD & KINDRED PRODUCTS)                                                                    10,548
    1,400  NIDEC CORPORATION (WHOLESALE TRADE-DURABLE GOODS)                                                                105,600
   10,500  NIKKO CORDIAL CORPORATION (FINANCIAL)                                                                            121,778
    4,000  NIKON CORPORATION (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)               82,624
    1,300  NINTENDO COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
           EQUIPMENT)                                                                                                       267,869
        6  NIPPON BUILDING FUND INCORPORATED (REITS)                                                                         60,952
    3,000  NIPPON ELECTRIC GLASS COMPANY LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                    66,159
   11,000  NIPPON EXPRESS COMPANY LIMITED (MOTOR FREIGHT TRANSPORTATION & WAREHOUSING)                                       58,946
    2,000  NIPPON KAYAKU COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                                       16,948
    8,000  NIPPON LIGHT METAL COMPANY LIMITED (METAL MINING)                                                                 20,114
    2,000  NIPPON MEAT PACKERS INCORPORATED (FOOD & KINDRED PRODUCTS)                                                        22,468
   12,000  NIPPON MINING HOLDINGS INCORPORATED (OIL & GAS EXTRACTION)                                                        84,825
   17,000  NIPPON OIL CORPORATION (OIL & GAS EXTRACTION)                                                                    125,206
       11  NIPPON PAPER GROUP INCORPORATED (PAPER & ALLIED PRODUCTS)                                                         39,856
    4,000  NIPPON SANSO CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                            33,964
    6,000  NIPPON SHEET GLASS COMPANY LIMITED (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)<<          28,190
    2,000  NIPPON SHOKUBAI COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                                     24,212
   82,000  NIPPON STEEL CORPORATION (PRIMARY METAL INDUSTRIES)                                                              337,371

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES     SECURITY NAME                                                                                                  VALUE
JAPAN (CONTINUED)
       71  NIPPON TELEGRAPH & TELEPHONE CORPORATION (COMMUNICATIONS)                                                  $     348,614
   13,000  NIPPON YUSEN KABUSHIKI KAISHA (WATER TRANSPORTATION)                                                              79,128
    8,000  NISHI-NIPPON CITY BANK LIMITED (DEPOSITORY INSTITUTIONS)+                                                         39,213
    4,000  NISHIMATSU CONSTRUCTION COMPANY LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE
           BUILDERS)<<                                                                                                       14,933
    2,000  NISSAN CHEMICAL INDUSTRIES LIMITED (CHEMICALS & ALLIED PRODUCTS)                                                  23,653
   30,500  NISSAN MOTOR COMPANY LIMITED (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                                    341,600
      800  NISSEI SANGYO COMPANY (MEMBERSHIP ORGANIZATIONS)                                                                  22,620
    3,000  NISSHIN SEIFUN GROUP INCORPORATED (FOOD & KINDRED PRODUCTS)                                                       31,289
   12,000  NISSHIN STEEL COMPANY LIMITED (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT)            35,556
    2,000  NISSHINBO INDUSTRIES INCORPORATED (TEXTILE MILL PRODUCTS)                                                         21,113
    1,400  NISSIN FOOD PRODUCTS COMPANY LIMITED (FOOD & KINDRED PRODUCTS)                                                    44,563
      600  NITORI COMPANY LIMITED (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)                                           27,175
    2,200  NITTO DENKO CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                            130,370
    1,600  NOK CORPORATION (TRANSPORTATION EQUIPMENT)                                                                        39,484
   24,000  NOMURA HOLDINGS INCORPORATED (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)                       422,603
        3  NOMURA REAL ESTATE OFFICE FUND (REITS)                                                                            24,051
      300  NOMURA RESEARCH INSTITUTE LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                        41,651
    6,000  NSK LIMITED (PRIMARY METAL INDUSTRIES)<<                                                                          50,641
    5,000  NTN CORPORATION (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT)                          39,534
       18  NTT DATA CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)<<          83,048
      256  NTT DOCOMO INCORPORATED (COMMUNICATIONS)                                                                         394,430
        3  NTT URBAN DEVELOPMENT CORPORATION (REAL ESTATE)                                                                   23,975
    8,000  OBAYASHI CORPORATION (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                             56,347
      100  OBIC COMPANY LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                     21,139
    7,000  ODAKYU ELECTRIC RAILWAY COMPANY LIMITED (RAILROAD TRANSPORTATION)                                                 44,504
   11,000  OJI PAPER COMPANY LIMITED (PAPER & ALLIED PRODUCTS)                                                               60,250
    9,000  OKI ELECTRIC INDUSTRY COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
           COMPUTER EQUIPMENT)                                                                                               20,267
    2,000  OKUMA CORPORATION (MACHINERY)                                                                                     17,693
    3,000  OKUMURA CORPORATION (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                              16,483
    3,000  OLYMPUS CORPORATION (GENERAL MERCHANDISE STORES)                                                                  88,381
    3,100  OMRON CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)               76,106
    2,000  ONWARD KASHIYAMA COMPANY LIMITED (APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR
           MATERIALS)                                                                                                        28,749
      300  ORACLE CORPORATION JAPAN (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                 12,978
      600  ORIENTAL LAND COMPANY LIMITED (AMUSEMENT & RECREATION SERVICES)                                                   33,676
    1,230  ORIX CORPORATION (MISCELLANEOUS RETAIL)                                                                          339,975
   28,000  OSAKA GAS COMPANY LIMITED (ELECTRIC, GAS & SANITARY SERVICES)                                                     97,659
    1,100  OSG CORPORATION (MACHINE TOOLS)                                                                                   15,663
      200  OTSUKA CORPORATION (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                       21,266
      700  PARK24 COMPANY LIMITED (COMMERCIAL SERVICES)<<                                                                    22,993
    1,700  PIONEER CORPORATION (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)                                              29,934
    1,200  PROMISE COMPANY LIMITED (NON-DEPOSITORY CREDIT INSTITUTIONS)                                                      47,746
    2,100  QP CORPORATION (FOOD & KINDRED PRODUCTS)                                                                          19,840
       99  RAKUTEN INCORPORATED (COMMUNICATIONS)                                                                             38,804
       63  RESONA HOLDINGS INCORPORATED (DEPOSITORY INSTITUTIONS)+                                                          188,800
    9,000  RICOH COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)          179,048
      700  RINNAI CORPORATION (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)                            20,030

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES     SECURITY NAME                                                                                                  VALUE
JAPAN (CONTINUED)
    1,500  ROHM COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)     $     139,302
        4  ROUND ONE CORPORATION (AMUSEMENT & RECREATION SERVICES)                                                           14,493
      400  RYOHIN KEIKAKU COMPANY LIMITED (MISCELLANEOUS RETAIL)                                                             28,275
    1,000  SANKEN ELECTRIC COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
           EQUIPMENT)                                                                                                        12,935
      600  SANKYO COMPANY LIMITED (WHOLESALE TRADE NON-DURABLE GOODS)                                                        32,051
    1,100  SANTEN PHARMACEUTICAL COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                               27,937
    3,000  SANWA SHUTTER CORPORATION (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)                     17,016
   21,000  SANYO ELECTRIC COMPANY LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)<<                         42,667
        4  SAPPORO HOLDINGS (DEPOSITORY INSTITUTIONS)                                                                        43,683
    3,000  SAPPORO HOLDINGS LIMITED (EATING & DRINKING PLACES)                                                               14,248
      121  SBI HOLDINGS INCORPORATED (HOLDING & OTHER INVESTMENT OFFICES)                                                    43,278
    2,800  SECOM COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)          138,667
    2,400  SEGA SAMMY HOLDINGS INCORPORATED (AMUSEMENT & RECREATION SERVICES)                                                77,206
    1,700  SEIKO EPSON CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)         46,341
    2,000  SEINO TRANSPORTATION COMPANY LIMITED (MOTOR FREIGHT TRANSPORTATION & WAREHOUSING)                                 23,517
    7,000  SEKISUI CHEMICAL COMPANY LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                 59,022
    7,000  SEKISUI HOUSE LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                           105,896
   11,020  SEVEN & I HOLDINGS COMPANY LIMITED (FOOD STORES)                                                                 354,506
       90  SFCG COMPANY LIMITED (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)                                17,074
   13,000  SHARP CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)              222,857
      500  SHIMACHU COMPANY LIMITED (MISCELLANEOUS RETAIL)                                                                   14,688
      300  SHIMAMURA COMPANY LIMITED (APPAREL & ACCESSORY STORES)                                                            29,308
      800  SHIMANO INCORPORATED (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)                                             22,349
    9,000  SHIMIZU CORPORATION (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                              51,429
    5,200  SHIN-ETSU CHEMICAL COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                                 331,920
      800  SHINKO ELECTRIC INDUSTRIES (ELECTRONIC COMPONENTS-SEMICONDUCTOR)                                                  22,281
    8,000  SHINKO SECURITIES COMPANY LIMITED (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)+                  31,628
   18,000  SHINSEI BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                                   109,714
    4,000  SHIONOGI & COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                                          73,481
    5,000  SHISEIDO COMPANY LIMITED (APPAREL & ACCESSORY STORES)                                                             99,894
    8,000  SHIZUOKA BANK LIMITED (DEPOSITORY INSTITUTIONS)<<                                                                 86,959
   13,000  SHOWA DENKO KK (CHEMICALS & ALLIED PRODUCTS)                                                                      56,017
    2,900  SHOWA SHELL SEKIYU KK (OIL & GAS EXTRACTION)                                                                      32,308
      700  SMC CORPORATION (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                          92,622
    9,900  SOFTBANK CORPORATION (HOLDING & OTHER INVESTMENT OFFICES)<<                                                      204,914
    3,700  SOJITZ HOLDINGS CORPORATION (WHOLESALE TRADE NON-DURABLE GOODS)+                                                  12,028
   11,000  SOMPO JAPAN INSURANCE INCORPORATED (INSURANCE CARRIERS)                                                          144,059
   13,700  SONY CORPORATION (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)<<                                              554,379
    2,000  STANLEY ELECTRIC COMPANY LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                         41,312
      500  SUMCO CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)               37,037
    3,000  SUMITOMO BAKELITE COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)<<                                                 22,654
   21,000  SUMITOMO CHEMICAL COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                                  156,800
   14,000  SUMITOMO CORPORATION (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)                               174,578
   10,300  SUMITOMO ELECTRIC INDUSTRIES LIMITED (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC,
           MEDICAL & OPTICAL)                                                                                               139,426
    7,000  SUMITOMO HEAVY INDUSTRIES LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                        58,607

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES     SECURITY NAME                                                                                                  VALUE
JAPAN (CONTINUED)
   55,000  SUMITOMO METAL INDUSTRIES LIMITED (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION
           EQUIPMENT)                                                                                                 $     210,921
    7,000  SUMITOMO METAL MINING COMPANY LIMITED (MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS)                  91,733
       83  SUMITOMO MITSUI FINANCIAL GROUP INCORPORATED (DEPOSITORY INSTITUTIONS)                                           871,280
    7,000  SUMITOMO OSAKA CEMENT COMPANY LIMITED (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                    20,741
    5,000  SUMITOMO REALTY & DEVELOPMENT COMPANY LIMITED (REAL ESTATE)                                                      146,878
    2,000  SUMITOMO RUBBER INDUSTRIES LIMITED (TRANSPORTATION EQUIPMENT)                                                     22,011
      200  SUMITOMO TITANIUM (NON-FERROUS METALS)                                                                            23,788
   17,000  SUMITOMO TRUST & BANKING COMPANY LIMITED (DEPOSITORY INSTITUTIONS)                                               177,879
    3,000  SURUGA BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                                     37,486
    1,000  SUZUKEN COMPANY LIMITED (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)         37,503
    3,100  T&D HOLDINGS INCORPORATED (INSURANCE CARRIERS)                                                                   224,381
   13,000  TAIHEIYO CEMENT CORPORATION (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                              48,093
   12,000  TAISEI CORPORATION (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)<<                             43,073
    2,000  TAISHO PHARMACEUTICAL COMPANY LIMITED (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC,
           MEDICAL & OPTICAL)                                                                                                38,349
    1,000  TAIYO YUDEN COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
           EQUIPMENT)                                                                                                        15,018
    3,000  TAKARA HOLDINGS INCORPORATED (EATING & DRINKING PLACES)                                                           17,625
    4,000  TAKASHIMAYA COMPANY LIMITED (APPAREL & ACCESSORY STORES)                                                          50,794
   12,100  TAKEDA PHARMACEUTICAL COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                              754,938
    1,550  TAKEFUJI CORPORATION (HOLDING & OTHER INVESTMENT OFFICES)<<                                                       71,120
    3,000  TANABE SEIYAKU COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                                      37,587
    1,800  TDK CORPORATION (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                         144,152
   11,000  TEIJIN LIMITED (TEXTILE MILL PRODUCTS)                                                                            59,225
    2,300  TERUMO CORPORATION (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)              87,230
    1,600  THK COMPANY LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                      37,790
      600  TIS INCORPORATED (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                       14,146
   10,000  TOBU RAILWAY COMPANY LIMITED (RAILROAD TRANSPORTATION)                                                            50,455
    3,000  TODA CORPORATION (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                                 14,044
    2,200  TOHO COMPANY LIMITED TOKYO (MOTION PICTURES)                                                                      44,698
      300  TOHO TITANIUM COMPANY LIMITED (METAL MINING)                                                                      18,514
    5,700  TOHOKU ELECTRIC POWER COMPANY INCORPORATED (ELECTRIC, GAS & SANITARY SERVICES)                                   124,737
      600  TOKAI RIKA COMPANY LIMITED (AUTO PARTS-ORIGINAL EQUIPMENT)+                                                       11,657
    3,000  TOKUYAMA CORPORATION (CHEMICALS & ALLIED PRODUCTS)<<                                                              40,127
      600  TOKYO BROADCASTING SYSTEM INCORPORATED (COMMUNICATIONS)                                                           13,994
   16,500  TOKYO ELECTRIC POWER COMPANY INCORPORATED (ELECTRIC, GAS & SANITARY SERVICES)                                    474,921
    2,200  TOKYO ELECTRON LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)         162,590
   31,000  TOKYO GAS COMPANY LIMITED (ELECTRIC, GAS & SANITARY SERVICES)                                                    155,361
      400  TOKYO SEIMITSU COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
           EQUIPMENT)                                                                                                        20,995
    1,700  TOKYO STEEL MANUFACTURING COMPANY LIMITED (FURNITURE & FIXTURES)                                                  26,754
    1,000  TOKYO STYLE COMPANY LIMITED (APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS)             12,047
    4,000  TOKYO TATEMONO COMPANY LIMITED (INSURANCE AGENTS, BROKERS & SERVICE)                                              44,969
   14,000  TOKYU CORPORATION (TRANSPORTATION SERVICES)                                                                       96,237
    6,000  TOKYU LAND CORPORATION (REAL ESTATE)<<                                                                            56,889
    4,000  TONENGENERAL SEKIYU KK (OIL & GAS EXTRACTION)                                                                     36,131
    8,000  TOPPAN PRINTING COMPANY LIMITED (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                        88,720
   18,000  TORAY INDUSTRIES INCORPORATED (TEXTILE MILL PRODUCTS)                                                            135,467

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES     SECURITY NAME                                                                                                  VALUE
JAPAN (CONTINUED)
   39,000  TOSHIBA CORPORATION (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)<<                             $     252,902
    7,000  TOSOH CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                                   28,385
    3,700  TOSTEM INAX HOLDING CORPORATION (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                          77,367
    4,000  TOTO LIMITED (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)<<                                                   37,723
    2,100  TOYO SEIKAN KAISHA LIMITED (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                               40,178
    1,000  TOYO SUISAN KAISHA LIMITED (FOOD & KINDRED PRODUCTS)                                                              14,417
    9,000  TOYOBO COMPANY LIMITED (TEXTILE MILL PRODUCTS)                                                                    23,695
    1,100  TOYODA GOSEI COMPANY LIMITED (TRANSPORTATION EQUIPMENT)                                                           24,212
    2,700  TOYOTA INDUSTRIES CORPORATION (TRANSPORTATION EQUIPMENT)                                                         114,514
   39,100  TOYOTA MOTOR CORPORATION (TRANSPORTATION EQUIPMENT)                                                            2,125,054
    2,400  TOYOTA TSUSHO CORPORATION (BUSINESS SERVICES)                                                                     63,187
    1,500  TREND MICRO INCORPORATED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                 43,937
   10,000  UBE INDUSTRIES LIMITED JAPAN (CHEMICALS & ALLIED PRODUCTS)                                                        28,360
      400  UNI-CHARM CORPORATION (APPAREL & ACCESSORY STORES)                                                                22,214
    1,000  UNIDEN CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)              10,540
    2,000  UNY COMPANY LIMITED (MISCELLANEOUS RETAIL)                                                                        26,514
    1,500  USHIO INCORPORATED (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)              32,317
      380  USS COMPANY LIMITED (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                                              24,417
    1,000  WACOAL CORPORATION (APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS)                      12,597
       22  WEST JAPAN RAILWAY COMPANY (RAILROAD TRANSPORTATION)                                                              94,053
      216  YAHOO JAPAN CORPORATION (BUSINESS SERVICES)+                                                                      81,280
    1,300  YAKULT HONSHA COMPANY LIMITED (FOOD & KINDRED PRODUCTS)                                                           38,188
    1,100  YAMADA DENKI COMPANY LIMITED (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)                                    110,256
    2,200  YAMAHA CORPORATION (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)                                               46,281
    2,400  YAMAHA MOTOR COMPANY LIMITED (TRANSPORTATION EQUIPMENT)                                                           63,594
    7,300  YAMANOUCHI PHARMACEUTICAL COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                          293,545
    5,000  YAMATO TRANSPORT COMPANY LIMITED (TRANSPORTATION SERVICES)                                                        72,339
    2,000  YAMAZAKI BAKING COMPANY LIMITED (FOOD & KINDRED PRODUCTS)                                                         19,386
    3,000  YASKAWA ELECTRIC CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
           EQUIPMENT)<<                                                                                                      29,460
    2,700  YOKOGAWA ELECTRIC CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
           EQUIPMENT)                                                                                                        35,474
    2,000  ZEON CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                                    20,233

                                                                                                                         37,138,045
                                                                                                                      -------------

LUXEMBOURG - 0.02%
    2,428  STOLT OFFSHORE SA (ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES)+                              41,480
                                                                                                                      -------------

NETHERLANDS - 4.51%
   25,123  ABN AMRO HOLDINGS NV (DEPOSITORY INSTITUTIONS)                                                                   732,725
   19,955  AEGON NV (INSURANCE CARRIERS)                                                                                    374,250
    3,646  AKZO NOBEL NV (CHEMICALS & ALLIED PRODUCTS)                                                                      224,601
    6,810  ASML HOLDING NV (SEMICONDUCTOR EQUIPMENT MANUFACTURING & RELATED)+                                               159,238
    1,631  BUHRMANN NV (WHOLESALE TRADE-DURABLE GOODS)                                                                       24,591
      593  CORIO NV (REITS)                                                                                                  43,200
    2,186  DSM NV (CHEMICALS & ALLIED PRODUCTS)                                                                              95,882
    4,395  EUROPEAN AERONAUTIC DEFENCE & SPACE COMPANY (TRANSPORTATION BY AIR)                                              126,398
      697  FUGRO NV (OIL FIELD SERVICES)+                                                                                    29,370

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES     SECURITY NAME                                                                                                  VALUE
NETHERLANDS (CONTINUED)
    2,063  GETRONICS NV (BUSINESS SERVICES)                                                                           $      13,917
    8,044  HAGEMEYER NV (WHOLESALE TRADE NON-DURABLE GOODS)+                                                                 39,169
    3,402  HEINEKEN NV (EATING & DRINKING PLACES)                                                                           155,603
   25,438  ING GROEP NV (FINANCIAL SERVICES)                                                                              1,118,987
   26,793  KONINKLIJKE (ROYAL) KPN NV (COMMUNICATIONS)                                                                      341,788
   16,857  KONINKLIJKE (ROYAL) PHILIPS ELECTRONICS NV (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
           COMPUTER EQUIPMENT)                                                                                              591,462
   20,701  KONINKLIJKE AHOLD NV (FOOD STORES)+                                                                              219,975
      838  OCE NV (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                                   13,453
    2,059  QIAGEN NV (HEALTH SERVICES)<<+                                                                                    32,245
      753  RANDSTAD HOLDINGS NV (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                   42,882
    9,885  REED ELSEVIER NV (COMMUNICATIONS)                                                                                164,831
      784  RODAMCO EUROPE NV (REITS)                                                                                         91,313
   47,343  ROYAL DUTCH SHELL PLC CLASS A (PETROLEUM REFINING & RELATED INDUSTRIES)                                        1,559,069
    2,341  ROYAL NUMICO NV (FOOD & KINDRED PRODUCTS)                                                                        105,382
    1,757  SBM OFFSHORE NV (PETROLEUM REFINING & RELATED INDUSTRIES)+                                                        47,745
    5,575  TNT NV (TRANSPORTATION SERVICES)                                                                                 211,446
   23,506  UNILEVER NV (FOOD & KINDRED PRODUCTS)                                                                            578,253
    2,232  VEDIOR NV (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                              41,803
      248  WERELDHAVE NV (REITS)                                                                                             27,077
    3,860  WOLTERS KLUWER NV (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                     100,684

                                                                                                                          7,307,339
                                                                                                                      -------------

NEW ZEALAND - 0.16%
   18,500  AUCKLAND INTERNATIONAL AIRPORT LIMITED (CONSTRUCTION SPECIAL TRADE CONTRACTORS)<<                                 24,516
    4,376  CONTACT ENERGY LIMITED (ELECTRIC, GAS & SANITARY SERVICES)                                                        20,425
    4,714  FISHER & PAYKEL APPLIANCES HOLDINGS LIMITED (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)                      11,109
    8,696  FISHER & PAYKEL HEALTHCARE CORPORATION (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC,
           MEDICAL & OPTICAL)                                                                                                23,559
    7,336  FLETCHER BUILDING LIMITED (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)                     41,089
    4,596  SKY CITY ENTERTAINMENT GROUP LIMITED (HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES)<<                       15,901
    3,579  SKY NETWORK TELEVISION LIMITED (COMMUNICATIONS)                                                                   12,616
   28,631  TELECOM CORPORATION OF NEW ZEALAND LIMITED (COMMUNICATIONS)<<                                                     81,303
      705  TENON LIMITED (LUMBER & WOOD PRODUCTS, EXCEPT FURNITURE)+                                                          1,445
    4,703  TOWER LIMITED (BUSINESS SERVICES)+                                                                                 9,947
    3,233  VECTOR LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                   5,002
    2,606  WAREHOUSE GROUP LIMITED (GENERAL MERCHANDISE STORES)                                                              10,939

                                                                                                                            257,851
                                                                                                                      -------------

NORWAY - 0.75%
      331  AKER KVAERNER ASA (ENGINEERING CONSTRUCTION)+                                                                     29,415
    9,414  DEN NORSKE BANK ASA (DEPOSITORY INSTITUTIONS)                                                                    115,248
   10,000  DNO ASA (OIL & GAS EXTRACTION)                                                                                    13,912
      654  FRONTLINE LIMITED (WATER TRANSPORTATION)                                                                          24,951
    9,596  NORSK HYDRO ASA (OIL & GAS EXTRACTION)                                                                           214,295
    1,800  NORSKE SKOGINDUSTRIER ASA (PAPER & ALLIED PRODUCTS)                                                               27,055
    3,048  OCEAN RIG ASA (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)+                                           19,007
    2,642  ORKLA ASA (FOOD & KINDRED PRODUCTS)                                                                              125,692

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES     SECURITY NAME                                                                                                  VALUE
NORWAY (CONTINUED)
   35,400  PAN FISH ASA (FISHING)+                                                                                    $      27,879
      831  PETROJARL ASA (TRANSPORTATION-MARINE)+                                                                             8,925
      831  PETROLEUM GEO-SERVICES ASA (OIL & GAS EXTRACTION)+                                                                40,489
      500  PROSAFE ASA (OIL & GAS EXTRACTION)                                                                                30,644
      519  SCHIBSTED ASA (COMMUNICATIONS)                                                                                    15,586
    2,388  SEADRILL LIMITED (PETROLEUM REFINING & RELATED INDUSTRIES)+                                                       31,320
       33  SHIP FINANCE INTERNATIONAL LIMITED (WATER TRANSPORTATION)                                                            666
    8,912  STATOIL ASA (PETROLEUM REFINING & RELATED INDUSTRIES)                                                            210,627
      400  STOLT-NIELSEN ASA (WATER TRANSPORTATION)                                                                          10,419
    2,564  STOREBRAND ASA (INSURANCE CARRIERS)                                                                               27,068
    2,116  TANDBERG ASA (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                    22,598
      800  TANDBERG TELEVISION ASA (COMMUNICATIONS)+                                                                          6,509
   10,693  TELENOR ASA (COMMUNICATIONS)                                                                                     139,425
    1,200  TGS NOPEC GEOPHYSICAL COMPANY ASA (OIL FIELD SERVICES)+                                                           18,984
    1,783  TOMRA SYSTEMS ASA (ADMINISTRATION OF ENVIRONMENTAL QUALITY & HOUSING PROGRAMS)                                    10,873
    2,600  YARA INTERNATIONAL ASA (AGRICULTURAL SERVICES)                                                                    39,439

                                                                                                                          1,211,026
                                                                                                                      -------------

PORTUGAL - 0.33%
    4,914  BANCO BPI SA (DEPOSITORY INSTITUTIONS)                                                                            36,640
   27,491  BANCO COMERCIAL PORTUGUES SA (DEPOSITORY INSTITUTIONS)                                                            85,407
    3,114  BANCO ESPIRITO SANTO SA (DEPOSITORY INSTITUTIONS)                                                                 47,574
    3,849  BRISA-AUTO ESTRADAS DE PORTUGAL SA (SOCIAL SERVICES)<<                                                            42,658
    3,821  CIMPOR CIMENTOS DE PORTUGAL SA (STONE, CLAY, GLASS & CONCRETE PRODUCTS)<<                                         27,376
   26,526  ELECTRICIDADE DE PORTUGAL SA (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
           EQUIPMENT)                                                                                                       115,036
      716  JERONIMO MARTINS (WHOLESALE TRADE NON-DURABLE GOODS)                                                              12,784
   10,266  PORTUGAL TELECOM SGPS SA (COMMUNICATIONS)                                                                        128,226
    1,398  PT MULTIMEDIA SERVICOS DE TELECOMUNICACOES E MULTIMEDIA SGPS SA (COMMUNICATIONS)                                  16,930
   13,525  SONAE SGPS SA (GENERAL MERCHANDISE STORES)+                                                                       23,496

                                                                                                                            536,127
                                                                                                                          ---------

SINGAPORE - 0.83%
    9,000  ALLGREEN PROPERTIES LIMITED (REAL ESTATE)                                                                          9,010
   11,000  ASCENDAS REIT (REITS)                                                                                             14,891
   15,000  CAPITALAND LIMITED (REAL ESTATE)                                                                                  47,694
   14,300  CAPITAMALL TRUST (REITS)<<                                                                                        22,869
   19,000  CHARTERED SEMICONDUCTOR MANUFACTURING LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
           EXCEPT COMPUTER EQUIPMENT)+                                                                                       14,475
    6,000  CITY DEVELOPMENTS LIMITED (REAL ESTATE)                                                                           40,422
   29,000  COMFORTDELGRO CORPORATION LIMITED (TRANSPORTATION SERVICES)                                                       30,858
    1,000  CREATIVE TECHNOLOGY LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                               6,548
   15,000  DBS GROUP HOLDINGS LIMITED (DEPOSITORY INSTITUTIONS)                                                             181,332
   10,000  FRASER & NEAVE LIMITED (MULTI-INDUSTRY COMPANIES)                                                                 26,066
    2,000  HAW PAR CORPORATION LIMITED (BUSINESS SERVICES)                                                                    7,996
    2,046  JARDINE CYCLE & CARRIAGE LIMITED (WHOLESALE TRADE NON-DURABLE GOODS)                                              15,459
    1,400  K-REIT ASIA (REITS)                                                                                                1,569
    8,000  KEPPEL CORPORATION LIMITED (BUSINESS SERVICES)                                                                    74,547

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES     SECURITY NAME                                                                                                  VALUE
SINGAPORE (CONTINUED)
    7,000  KEPPEL LAND LIMITED (REAL ESTATE)                                                                          $      21,861
    9,000  NEPTUNE ORIENT LINES LIMITED (WATER TRANSPORTATION)                                                               11,503
   33,200  OVERSEA-CHINESE BANKING CORPORATION (DEPOSITORY INSTITUTIONS)                                                    136,918
   11,000  PARKWAY HOLDINGS LIMITED (HEALTH SERVICES)                                                                        19,392
   10,980  SEMBCORP INDUSTRIES LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                      23,229
    9,000  SEMBCORP MARINE LIMITED (TRANSPORTATION EQUIPMENT)                                                                18,926
    8,000  SINGAPORE AIRLINES LIMITED (TRANSPORTATION SERVICES)                                                              73,540
    9,000  SINGAPORE EXCHANGE LIMITED (BUSINESS SERVICES)                                                                    25,160
    2,000  SINGAPORE LAND LIMITED (REAL ESTATE)                                                                               9,885
   25,000  SINGAPORE POST LIMITED (TRANSPORTATION SERVICES)                                                                  15,898
   19,000  SINGAPORE PRESS HOLDINGS LIMITED (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                       49,048
   21,000  SINGAPORE TECHNOLOGIES ENGINEERING LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE
           BUILDERS)                                                                                                         37,683
   95,000  SINGAPORE TELECOMMUNICATIONS LIMITED (COMMUNICATIONS)                                                            145,947
   11,000  SMRT CORPORATION LIMITED (TRANSPORTATION SERVICES)                                                                 7,688
   18,000  STATS CHIPPAC LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)+          11,050
   12,000  SUNTEC REIT (REITS)                                                                                               11,182
   16,000  UNITED OVERSEAS BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                           164,206
    9,000  UNITED OVERSEAS LAND LIMITED (REAL ESTATE)                                                                        19,833
    4,000  VENTURE CORPORATION LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
           EQUIPMENT)                                                                                                        31,733
    8,000  WING TAI HOLDINGS LIMITED (REAL ESTATE)                                                                            9,520

                                                                                                                          1,337,938
                                                                                                                      -------------

SPAIN - 4.01%
    3,355  ABERTIS INFRAESTRUCTURAS SA (SOCIAL SERVICES)<<                                                                   88,064
      363  ACCIONA SA (HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION CONTRACTS)                                        55,236
    2,296  ACERINOX SA (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT)<<                            44,283
    3,461  ACTIVIDADES DE CONSTRUCCION Y SERVICIOS SA (HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION
           CONTRACTS)                                                                                                       164,139
    3,659  ALTADIS SA (TOBACCO PRODUCTS)                                                                                    173,714
    1,019  ANTENA 3 DE TELEVISION SA (COMMUNICATIONS)<<                                                                      20,842
   45,855  BANCO BILBAO VIZCAYA ARGENTARIA SA (DEPOSITORY INSTITUTIONS)                                                   1,061,176
   11,297  BANCO POPULAR ESPANOL SA (DEPOSITORY INSTITUTIONS)<<                                                             185,225
   80,651  BANCO SANTANDER CENTRAL HISPANO SA (DEPOSITORY INSTITUTIONS)<<                                                 1,275,305
    2,365  CINTRA CONCESIONES DE INFRAESTRUCTURAS DE TRANSPORTE SA (TRANSPORTATION SERVICES)<<                               33,318
    1,699  CORPORACION MAPFRE SA (INSURANCE CARRIERS)                                                                        35,505
    1,410  EBRO PULEVA SA (AGRICULTURAL PRODUCTION CROPS)<<                                                                  28,822
   12,934  ENDESA SA (ELECTRIC, GAS & SANITARY SERVICES)                                                                    550,254
      820  FADESA INMOBILIARIA SA (REAL ESTATE)<<                                                                            36,445
      605  FOMENTO DE CONSTRUCCIONES Y CONTRATAS SA (HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION CONTRACTS)          48,332
    2,075  GAMESA CORPORATION TECNOLOGICA SA (ELECTRIC, GAS & SANITARY SERVICES)                                             45,467
    2,217  GAS NATURAL SDG SA (ELECTRIC, GAS & SANITARY SERVICES)                                                            80,824
      871  GRUPO FERROVIAL SA (HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION CONTRACTS)<<                              70,024
   11,069  IBERDROLA SA (ELECTRIC, GAS & SANITARY SERVICES)                                                                 495,474
    8,826  IBERIA LINEAS AEREAS DE ESPANA SA (TRANSPORTATION BY AIR)                                                         23,727
    1,502  INDRA SISTEMAS SA (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                        32,683
    2,996  INDUSTRIA DE DISENO TEXTIL SA (APPAREL & ACCESSORY STORES)                                                       139,655
      513  INMOBILIARIA COLONIAL SA (REAL ESTATE)                                                                            39,779
      618  METROVACESA SA (REAL ESTATE)<<                                                                                    74,565

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES     SECURITY NAME                                                                                                  VALUE
SPAIN (CONTINUED)
    1,145  NH HOTELES SA (HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES)                                         $      24,305
    1,224  PROMOTORA DE INFORMACIONES SA (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                          20,038
   12,503  REPSOL YPF SA (OIL & GAS EXTRACTION)                                                                             372,105
    1,520  SACYR VALLEHERMOSO SA (REAL ESTATE)<<                                                                             69,112
      664  SOCIEDAD GENERAL DE AGUAS DE BARCELONA SA (ELECTRIC, GAS & SANITARY SERVICES)                                     21,557
      457  SOGECABLE SA (COMMUNICATIONS)<<+                                                                                  16,313
   60,784  TELEFONICA SA (COMMUNICATIONS)                                                                                 1,053,648
    1,943  UNION FENOSA SA (ELECTRIC, GAS & SANITARY SERVICES)<<                                                             99,243
    2,315  ZELTIA SA (HEALTH SERVICES)+                                                                                      17,232

                                                                                                                          6,496,411
                                                                                                                      -------------

SWEDEN - 2.40%
    1,292  ALFA LAVAL AB (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)                   43,371
    4,087  ASSA ABLOY AB CLASS B (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT)                    75,988
    4,614  ATLAS COPCO AB A SHARES (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                 121,203
    2,706  ATLAS COPCO AB B SHARES (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                  67,759
      558  AXFOOD AB (FOOD & KINDRED PRODUCTS)                                                                               16,942
      763  BILLERUD AKTIEBOLAG (PAPER & ALLIED PRODUCTS)                                                                     11,609
    3,500  BOLIDEN AB (METAL-DIVERSIFIED)+                                                                                   66,388
    1,678  CAPIO AB (HEALTH SERVICES)+                                                                                       38,354
    2,696  CASTELLUM AB (REAL ESTATE)                                                                                        30,351
      725  D CARNEGIE & COMPANY AB (HOLDING & OTHER INVESTMENT OFFICES)                                                      15,285
    3,907  ELECTROLUX AB (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)                                                    63,445
    1,078  ELEKTA AB CLASS B (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)               20,300
    2,481  ENIRO AB (COMMUNICATIONS)                                                                                         30,470
    1,335  FABEGE AB (REAL ESTATE)                                                                                           29,512
    2,633  GETINGE AB (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)                      48,146
    6,380  HENNES & MAURITZ AB CLASS B (APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS)            266,844
      517  HOGANAS AB (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT)                               13,687
      631  HOLMEN AB (PAPER & ALLIED PRODUCTS)                                                                               26,349
    3,907  HUSQVARNA AB B SHARES (COMMUNICATIONS)+                                                                           45,984
    1,743  KUNGSLEDEN (REAL ESTATE)                                                                                          19,860
    2,686  LUNDIN PETROLEUM AB (OIL & GAS EXTRACTION)+                                                                       28,315
      532  METRO INTERNATIONAL SA A SHARES (PRINTING, PUBLISHING & ALLIED INDUSTRIES)+                                          606
    1,065  METRO INTERNATIONAL SA B SHARES (PRINTING, PUBLISHING & ALLIED INDUSTRIES)+                                        1,294
      761  MODERN TIMES B SHARES (TELEVISION)+                                                                               39,358
      800  NOBIA AB (HOME FURNISHINGS)+                                                                                      26,746
   28,359  NORDEA AB (DEPOSITORY INSTITUTIONS)                                                                              371,508
    1,424  OMX AB (BUSINESS SERVICES)                                                                                        27,593
      514  ORIFLAME COSMETICS SA (APPAREL & ACCESSORY STORES)                                                                17,044
   14,255  SANDVIK AB (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)                                   163,400
    1,403  SAS AB (TRANSPORTATION BY AIR)+                                                                                   18,332
    1,398  SCANIA AB (TRANSPORTATION EQUIPMENT)                                                                              83,367
    4,107  SECURITAS AB (BUSINESS SERVICES)                                                                                  51,561
    4,107  SECURITAS DIRECT AB B SHARES (BUSINESS SERVICES)+                                                                 10,312
    4,107  SECURITAS SYSTEMS AB CLASS B (BUSINESS SERVICES)+                                                                 15,412
    6,412  SKANDINAVISKA ENSKILDA BANKEN AB (DEPOSITORY INSTITUTIONS)                                                       172,371

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES     SECURITY NAME                                                                                                  VALUE
SWEDEN (CONTINUED)
    5,340  SKANSKA AB (HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION CONTRACTS)                                 $      90,358
    5,640  SKF AB (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT)                                   82,543
    2,154  SSAB SVENSKT STAL AB A SHARES (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT)            40,122
      900  SSAB SVENSKT STAL AB B SHARES (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT)            15,966
    2,559  SVENSKA CELLULOSA AB (PAPER & ALLIED PRODUCTS)                                                                   117,332
    6,914  SVENSKA HANDELSBANKEN AB (DEPOSITORY INSTITUTIONS)                                                               186,810
    4,125  SWEDISH MATCH AB (TOBACCO PRODUCTS)                                                                               67,126
    4,239  TELE2 AB (COMMUNICATIONS)                                                                                         42,806
  199,937  TELEFONAKTIEBOLAGET LM ERICSSON CLASS B (COMMUNICATIONS)                                                         692,999
   25,411  TELIASONERA AB (COMMUNICATIONS)                                                                                  162,977
    1,192  TRELLEBORG AB (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                                            22,447
    1,195  VOLVO AB A SHARES (TRANSPORTATION EQUIPMENT)                                                                      74,034
    2,979  VOLVO AB B SHARES (TRANSPORTATION EQUIPMENT)                                                                     177,444
      534  WIHLBORGS FASTIGHETER AB (REAL ESTATE)                                                                             9,619
    5,917  WM-DATA AB B SHARES (BUSINESS SERVICES)                                                                           20,590

                                                                                                                          3,882,239
                                                                                                                      -------------

SWITZERLAND - 6.99%
   26,469  ABB LIMITED (HOLDING & OTHER INVESTMENT OFFICES)+                                                                348,207
    1,802  ADECCO SA (BUSINESS SERVICES)                                                                                    108,730
    1,023  CIBA SPECIALTY CHEMICALS AG (CHEMICALS & ALLIED PRODUCTS)                                                         61,767
    3,077  CLARIANT AG (CHEMICALS & ALLIED PRODUCTS)                                                                         41,586
    7,051  COMPAGNIE FINANCIERE RICHEMONT AG (GENERAL MERCHANDISE STORES)                                                   339,454
   16,130  CREDIT SUISSE GROUP (NON-DEPOSITORY CREDIT INSTITUTIONS)                                                         933,268
       50  GEBERIT AG (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)                                    60,938
       85  GIVAUDAN (CHEMICALS & ALLIED PRODUCTS)                                                                            68,044
    2,656  HOLCIM LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                                  217,076
      622  KUDELSKI SA (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                     18,405
      695  KUEHNE & NAGEL INTERNATIONAL AG (TRANSPORTATION SERVICES)+                                                        48,077
       25  KUONI REISEN HOLDING (AMUSEMENT & RECREATION SERVICES)                                                            12,855
    2,140  LOGITECH INTERNATIONAL SA (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)+                               46,464
      610  LONZA GROUP AG (CHEMICALS & ALLIED PRODUCTS)                                                                      42,246
      502  MICRONAS SEMICONDUCTOR HOLDING AG (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
           EQUIPMENT)+                                                                                                       11,241
    5,466  NESTLE SA (FOOD & KINDRED PRODUCTS)                                                                            1,905,855
      303  NOBEL BIOCARE HOLDING AG (APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS)                74,572
   31,538  NOVARTIS AG (CHEMICALS & ALLIED PRODUCTS)                                                                      1,841,156
      672  PHONAK HOLDING AG (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)               42,509
      633  PSP SWISS PROPERTY AG (REAL ESTATE)+                                                                              32,145
       54  RIETER HOLDING AG (CHEMICALS & ALLIED PRODUCTS)                                                                   23,255
    9,516  ROCHE HOLDING AG (HEALTH SERVICES)                                                                             1,645,295
      629  SCHINDLER HOLDING AG (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)                          32,797
       56  SERONO SA CLASS B (CHEMICALS & ALLIED PRODUCTS)                                                                   48,367
       58  SGS SOCIETE GENERALE DE SURVEILLANCE HOLDING SA (BUSINESS SERVICES)                                               58,397
      104  SIG HOLDING AG (MACHINERY)+                                                                                       30,024
    8,901  STMICROELECTRONICS NV (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)          154,293
      123  STRAUMANN HOLDING AG (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)            26,485

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES     SECURITY NAME                                                                                                  VALUE
SWITZERLAND (CONTINUED)
       57  SULZER AG (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                         $      45,424
      461  SWATCH GROUP AG - BR (APPAREL & ACCESSORY STORES)                                                                 89,070
      798  SWATCH GROUP AG - REG (APPAREL & ACCESSORY STORES)                                                                30,951
    4,591  SWISS REINSURANCE (INSURANCE CARRIERS)                                                                           351,360
      261  SWISSCOM AG (COMMUNICATIONS)                                                                                      86,882
    1,414  SYNGENTA AG (CHEMICALS & ALLIED PRODUCTS)                                                                        213,268
      570  SYNTHES INCORPORATED (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)            63,361
   27,881  UBS AG (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)                                           1,667,799
       96  UNAXIS HOLDING AG (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)               32,168
    1,937  ZURICH FINANCIAL SERVICES AG (FINANCIAL SERVICES)+                                                               475,943

                                                                                                                         11,329,734
                                                                                                                      -------------

UNITED KINGDOM - 22.39%
    5,667  3I GROUP PLC (HOLDING & OTHER INVESTMENT OFFICES)+                                                                99,262
    9,022  AEGIS GROUP PLC (COMMUNICATIONS)                                                                                  22,593
    4,678  AGGREKO PLC (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                            29,342
    5,500  AMEC PLC (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                                         36,866
    9,212  AMVESCAP PLC (HOLDING & OTHER INVESTMENT OFFICES)                                                                100,039
   19,185  ANGLO AMERICAN PLC (COAL MINING)                                                                                 802,114
   21,729  ARM HOLDINGS PLC (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                47,804
    2,160  ARRIVA PLC (TRANSPORTATION BY AIR)                                                                                26,692
   21,318  ASTRAZENECA PLC (CHEMICALS & ALLIED PRODUCTS)                                                                  1,332,350
   34,095  AVIVA PLC (INSURANCE CARRIERS)                                                                                   499,848
   43,218  BAE SYSTEMS PLC (TRANSPORTATION BY AIR)                                                                          319,832
    5,307  BALFOUR BEATTY PLC (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                               40,914
   88,104  BARCLAYS PLC (DEPOSITORY INSTITUTIONS)                                                                         1,111,837
    3,107  BARRATT DEVELOPMENTS PLC (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                         62,013
    7,495  BBA GROUP PLC (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                            37,363
    1,481  BELLWAY PLC (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                                      35,715
    1,398  BERKELEY GROUP HOLDINGS PLC (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)+                     35,206
   47,515  BG GROUP PLC (OIL & GAS EXTRACTION)                                                                              577,379
   33,279  BHP BILLITON PLC (COAL MINING)                                                                                   574,496
   10,800  BOOTS GROUP PLC (HEALTH SERVICES)                                                                                156,717
    1,540  BOVIS HOMES GROUP PLC (BUILDING)                                                                                  26,715
  270,592  BP PLC (OIL & GAS EXTRACTION)                                                                                  2,948,652
    7,704  BRAMBLES INDUSTRIES PLC (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                69,094
    7,266  BRITISH AIRWAYS PLC (TRANSPORTATION BY AIR)+                                                                      58,091
   21,353  BRITISH AMERICAN TOBACCO PLC (TOBACCO PRODUCTS)                                                                  577,314
    7,046  BRITISH LAND COMPANY PLC (REAL ESTATE)                                                                           179,946
   16,001  BRITISH SKY BROADCASTING PLC (COMMUNICATIONS)                                                                    163,578
    3,325  BRIXTON PLC (REAL ESTATE)                                                                                         32,933
  113,107  BT GROUP PLC (COMMUNICATIONS)                                                                                    567,558
    5,115  BUNZL PLC (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                                                64,021
    6,054  BURBERRY GROUP PLC (APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS)                      58,489
   28,432  CADBURY SCHWEPPES PLC (FOOD & KINDRED PRODUCTS)                                                                  302,638
    8,023  CAPITA GROUP PLC (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                       82,244

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES     SECURITY NAME                                                                                                  VALUE
UNITED KINGDOM (CONTINUED)
    2,472  CARNIVAL PLC (WATER TRANSPORTATION)                                                                        $     118,256
    4,775  CARPHONE WAREHOUSE PLC (ELECTRONICS)                                                                              27,470
    5,393  CATTLES PLC (NON-DEPOSITORY CREDIT INSTITUTIONS)                                                                  38,345
   50,033  CENTRICA PLC (ELECTRIC, GAS & SANITARY SERVICES)                                                                 304,691
    1,538  CHARTER COMMUNICATIONS, INCORPORATED CLASS A (COMMUNICATIONS)+                                                    24,276
    2,022  CHARTER PLC (DIVERSIFIED MANUFACTURING)+                                                                          32,294
    1,952  CLOSE BROTHERS GROUP PLC (HOLDING & OTHER INVESTMENT OFFICES)                                                     37,297
   14,971  COBHAM PLC (TRANSPORTATION BY AIR)                                                                                50,876
    2,550  COLLINS STEWART HOLDINGS PLC (DIVERSIFIED MANUFACTURING)+                                                         41,538
   28,118  COMPASS GROUP PLC (FOOD & KINDRED PRODUCTS)                                                                      141,224
    1,844  COOKSON GROUP PLC (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                                        19,595
   11,653  CORUS GROUP PLC (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT)                          84,658
    3,963  DAILY MAIL & GENERAL TRUST (COMMUNICATIONS)                                                                       45,003
    1,962  DAVIS SERVICE GROUP PLC (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                                  17,651
    1,894  DE LA RUE PLC (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                          20,289
    9,807  DEUTSCHE POST AG (TRANSPORTATION SERVICES)                                                                       255,771
   37,512  DIAGEO PLC (FOOD & KINDRED PRODUCTS)                                                                             662,671
   25,726  DSG INTERNATIONAL PLC (GENERAL MERCHANDISE STORES)                                                               105,488
    7,143  ELECTROCOMPONENTS PLC (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)           37,214
    2,946  EMAP PLC (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                               41,480
    3,536  EMAP PLC B SHARES (PRINTING, PUBLISHING & ALLIED INDUSTRIES)+                                                      7,283
   11,014  EMI GROUP PLC (AMUSEMENT & RECREATION SERVICES)                                                                   54,855
    4,719  ENTERPRISE INNS PLC (EATING & DRINKING PLACES)                                                                    93,215
    5,841  FIRST CHOICE HOLIDAYS PLC (PERSONAL SERVICES)                                                                     21,818
    5,086  FIRSTGROUP PLC (TRANSPORTATION SERVICES)                                                                          46,733
   10,694  FKI PLC (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                                                  18,071
   23,179  FRIENDS PROVIDENT PLC (INSURANCE CARRIERS)                                                                        83,977
    8,543  GALLAHER GROUP PLC (TOBACCO PRODUCTS)                                                                            139,800
    5,423  GEORGE WIMPEY PLC (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                                52,596
   10,394  GKL PLC (TRANSPORTATION EQUIPMENT)                                                                                55,902
   78,907  GLAXOSMITHKLINE PLC (CHEMICALS & ALLIED PRODUCTS)                                                              2,100,878
    2,241  GREAT PORTLAND ESTATES PLC (REAL ESTATE)                                                                          25,385
   15,524  GROUP 4 SECURICOR PLC (SOCIAL SERVICES)                                                                           49,122
   11,788  GUS PLC (GENERAL MERCHANDISE STORES)                                                                             213,208
    3,730  HAMMERSON PLC (REAL ESTATE)                                                                                       91,628
   10,005  HANSON PLC (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                              144,898
   19,601  HAYS PLC (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                               53,031
   51,590  HBOS PLC (DEPOSITORY INSTITUTIONS)                                                                             1,021,001
    7,061  HMV GROUP PLC (APPAREL & ACCESSORY STORES)                                                                        21,417
  155,695  HSBC HOLDINGS PLC (DEPOSITORY INSTITUTIONS)                                                                    2,840,810
    6,985  ICAP PLC (HOLDING & OTHER INVESTMENT OFFICES)                                                                     67,484
    4,612  IMI PLC (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                                                  43,759
   16,463  IMPERIAL CHEMICAL INDUSTRIES PLC (CHEMICALS & ALLIED PRODUCTS)                                                   122,450
    9,392  IMPERIAL TOBACCO GROUP PLC (TOBACCO PRODUCTS)                                                                    313,014
    6,030  INCHCAPE PLC (WHOLESALE TRADE NON-DURABLE GOODS)                                                                  59,133
    5,086  INTERCONTINENTAL HOTELS GROUP PLC (HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES)                            89,087
   20,526  INTERNATIONAL POWER PLC (ELECTRIC, GAS & SANITARY SERVICES)                                                      120,291

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES     SECURITY NAME                                                                                                  VALUE
UNITED KINGDOM (CONTINUED)
    2,518  INTERTEK GROUP PLC (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                              $      36,774
    9,962  INVENSYS PLC (MISCELLANEOUS MANUFACTURING INDUSTRIES)+                                                            38,750
    4,035  INVESTEC PLC (HOLDING & OTHER INVESTMENT OFFICES)                                                                 39,626
   58,214  ITV PLC (COMMUNICATIONS)                                                                                         105,454
   18,947  J SAINSBURY PLC (FOOD & KINDRED PRODUCTS)                                                                        133,210
    2,738  JOHNSON MATTHEY PLC (CHEMICALS & ALLIED PRODUCTS)                                                                 70,694
    4,837  KELDA GROUP PLC (ELECTRIC, GAS & SANITARY SERVICES)                                                               77,026
    6,076  KESA ELECTRICALS PLC (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)            37,058
   32,715  KINGFISHER PLC (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)                               150,225
    7,915  LADBROKERS PLC NEW (AMUSEMENT & RECREATION SERVICES)                                                              57,648
    6,517  LAND SECURITIES GROUP PLC (REAL ESTATE)                                                                          240,137
   85,958  LEGAL & GENERAL GROUP PLC (INSURANCE CARRIERS)                                                                   229,344
    3,540  LIBERTY INTERNATIONAL PLC (REAL ESTATE)                                                                           81,194
   74,828  LLOYDS TSB GROUP PLC (DEPOSITORY INSTITUTIONS)                                                                   755,860
   13,620  LOGICACMG PLC (BUSINESS SERVICES)                                                                                 39,527
    2,921  LONDON STOCK EXCHANGE GROUP PLC (FINANCE-OTHER SERVICES)+                                                         67,609
   24,564  MAN GROUP PLC (BUSINESS SERVICES)                                                                                206,045
   22,664  MARKS & SPENCER GROUP PLC (GENERAL MERCHANDISE STORES)                                                           272,644
    6,080  MEGGITT PLC (TRANSPORTATION BY AIR)                                                                               35,518
   11,410  MFI FURNITURE PLC (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)                                                20,509
    4,046  MICHAEL PAGE INTERNATIONAL PLC (HUMAN RESOURCES)                                                                  29,147
    6,144  MISYS PLC (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                                26,027
    6,665  MITCHELLS & BUTLERS PLC (EATING & DRINKING PLACES)                                                                73,565
    1,852  NATIONAL EXPRESS GROUP PLC (TRANSPORTATION SERVICES)                                                              32,561
   36,764  NATIONAL GRID PLC (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)              459,473
    3,373  NEXT PLC (APPAREL & ACCESSORY STORES)                                                                            119,740
   69,160  OLD MUTUAL PLC (INSURANCE CARRIERS)                                                                              216,898
   11,291  PEARSON PLC (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                           160,775
    3,973  PERSIMMON PLC (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                                    99,531
    6,673  PREMIER FARNELL PLC (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)             22,614
    3,063  PROVIDENT FINANCIAL PLC (NON-DEPOSITORY CREDIT INSTITUTIONS)                                                      35,872
   32,384  PRUDENTIAL PLC (INSURANCE CARRIERS)                                                                              402,311
    3,237  PUNCH TAVERNS PLC (EATING & DRINKING PLACES)                                                                      58,759
    7,494  RANK GROUP PLC (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                         32,939
    8,290  RECKITT BENCKISER PLC (CHEMICALS & ALLIED PRODUCTS)                                                              343,651
   17,755  REED ELSEVIER PLC (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                     196,968
   26,899  RENTOKIL INITIAL PLC (COMMUNICATIONS)                                                                             73,784
    9,374  RESOLUTION PLC (INSURANCE CARRIERS)                                                                              108,380
   18,047  REUTERS GROUP PLC (COMMUNICATIONS)                                                                               146,818
    7,159  REXAM PLC (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                                76,605
   14,298  RIO TINTO PLC (METAL MINING)                                                                                     676,497
   23,374  ROLLS ROYCE GROUP PLC (AEROSPACE, DEFENSE)+                                                                      198,252
   38,928  ROYAL & SUN ALLIANCE INSURANCE GROUP (INSURANCE CARRIERS)                                                        108,601
   43,380  ROYAL BANK OF SCOTLAND GROUP PLC (DEPOSITORY INSTITUTIONS)                                                     1,493,678
    4,946  ROYAL DUTCH SHELL PLC CLASS A (OIL & GAS EXTRACTION)<<                                                           163,172
   37,456  ROYAL DUTCH SHELL PLC CLASS B (OIL & GAS EXTRACTION)                                                           1,271,466
   12,149  SABMILLER PLC (EATING & DRINKING PLACES)                                                                         227,016
   16,594  SAGE GROUP PLC (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                           78,063

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES     SECURITY NAME                                                                                                  VALUE
UNITED KINGDOM (CONTINUED)
    1,965  SCHRODERS PLC (HOLDING & OTHER INVESTMENT OFFICES)                                                         $      34,216
   11,404  SCOTTISH & NEWCASTLE PLC (FOOD & KINDRED PRODUCTS)                                                               121,708
   11,665  SCOTTISH & SOUTHERN ENERGY PLC (ELECTRIC, GAS & SANITARY SERVICES)                                               287,863
   20,417  SCOTTISH POWER PLC (ELECTRIC INTEGRATED)                                                                         249,049
    5,949  SERCO GROUP PLC (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                        41,825
    4,434  SEVERN TRENT PLC (WATER TRANSPORTATION)                                                                          110,914
   23,026  SIGNET GROUP PLC (APPAREL & ACCESSORY STORES)                                                                     47,639
    6,195  SLOUGH ESTATES PLC (REAL ESTATE)                                                                                  77,134
   12,496  SMITH & NEPHEW PLC (CHEMICALS & ALLIED PRODUCTS)                                                                 114,937
    7,299  SMITHS GROUP PLC (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                                        122,518
    3,481  SSL INTERNATIONAL PLC (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)           22,812
    9,229  STAGECOACH GROUP PLC (TRANSPORTATION SERVICES)                                                                    21,945
   28,178  STANDARD LIFE PLC (INSURANCE AGENTS, BROKERS & SERVICE)+                                                         142,845
    6,928  TATE & LYLE PLC (FOOD & KINDRED PRODUCTS)                                                                         93,331
    8,493  TAYLOR WOODROW PLC (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                               56,415
  106,741  TESCO PLC (FOOD & KINDRED PRODUCTS)                                                                              719,481
    9,500  TOMKINS PLC (BUSINESS SERVICES)                                                                                   42,111
    1,502  TRAVIS PERKINS PLC (BUSINESS SERVICES)                                                                            48,821
    3,378  TRINITY MIRROR PLC (COMMUNICATIONS)                                                                               30,106
   16,253  UNILEVER PLC (FOOD & KINDRED PRODUCTS)                                                                           400,775
    3,691  UNITED BUSINESS MEDIA PLC (COMMUNICATIONS)                                                                        45,788
   12,226  UNITED UTILITIES PLC (ELECTRIC, GAS & SANITARY SERVICES)                                                         161,498
  714,397  VODAFONE GROUP PLC (COMMUNICATIONS)                                                                            1,635,212
    2,680  WHITBREAD PLC (EATING & DRINKING PLACES)                                                                          64,992
    4,859  WILLIAM HILL PLC (AMUSEMENT & RECREATION SERVICES)                                                                58,544
    7,911  WOLSELEY PLC (WHOLESALE TRADE NON-DURABLE GOODS)                                                                 166,784
   15,955  WPP GROUP PLC (BUSINESS SERVICES)                                                                                197,761
    6,228  XSTRATA PLC (DIVERSIFIED MINERALS)+                                                                              257,357
   10,531  YELL GROUP PLC (COMMUNICATIONS)                                                                                  117,401

                                                                                                                         36,256,385
                                                                                                                      -------------

TOTAL COMMON STOCKS (COST $116,998,302)                                                                                 157,663,279
                                                                                                                      -------------

RIGHTS - 0.01%
   11,788  EXPERIAN GROUP RIGHTS+(a)                                                                                              0
    1,156  SONAE BONUS RIGHTS                                                                                                10,466
      815  SUEDZUCKER AG RIGHTS+(a)                                                                                               0

TOTAL RIGHTS (COST $5,545)                                                                                                   10,466
                                                                                                                      -------------

WARRANTS - 0.00%
    4,000  DOWA MINING WARRANTS (MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS)+(a)                                    0

TOTAL WARRANTS (COST $0)                                                                                                          0
                                                                                                                      -------------

COLLATERAL FOR SECURITIES LENDING - 5.12%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 5.12%
8,285,450  BANK OF NEW YORK INSTITUTIONAL CASH RESERVE FUND                                                               8,285,450
                                                                                                                      -------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $8,285,450)                                                                 8,285,450
                                                                                                                      -------------

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES     SECURITY NAME                                                                                                  VALUE
SHORT-TERM INVESTMENTS - 1.32%
  2,140,872  WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                             $   2,140,872
                                                                                                                      -------------

TOTAL SHORT-TERM INVESTMENTS (COST $2,140,872)                                                                            2,140,872
                                                                                                                      -------------

TOTAL INVESTMENTS IN SECURITIES
(COST $127,430,169)*                               103.79%                                                            $ 168,100,067
OTHER ASSETS AND LIABILITIES, NET                   (3.79)                                                               (6,140,053)
                                                   ------                                                             -------------

TOTAL NET ASSETS                                   100.00%                                                            $ 161,960,014
                                                   ======                                                             =============

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

 +    NON-INCOME EARNING SECURITIES.

(b) SECURITY WAS ACQUIRED THROUGH A PRIVATE PLACEMENT AND MAY NOT BE PUBLICLY SOLD WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 (EXCLUDING 144A ISSUES).

(a) SECURITY FAIR VALUED IN ACCORDANCE WITH THE PROCEDURES APPROVED BY THE BOARD OF TRUSTEES.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

+++   SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $2,140,872.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $127,711,567 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

         GROSS UNREALIZED APPRECIATION                             $ 42,422,164
         GROSS UNREALIZED DEPRECIATION                               (2,033,664)
                                                                   ------------
         NET UNREALIZED APPRECIATION (DEPRECIATION)                $ 40,388,500

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 94.04%

AUSTRALIA - 3.70%
        448,500    AWB LIMITED (AGRICULTURAL SERVICES)                                                              $     1,093,055
        363,600    BLUESCOPE STEEL LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)<<                                     1,756,025
        193,800    BORAL LIMITED (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                 1,044,296
         66,600    COMMONWEALTH BANK OF AUSTRALIA (DEPOSITORY INSTITUTIONS)                                               2,270,895
        228,400    CSR LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                             507,276
        657,900    QANTAS AIRWAYS (TRANSPORTATION BY AIR)                                                                 1,917,204
        127,900    SANTOS LIMITED (OIL & GAS EXTRACTION)                                                                  1,066,676
        561,900    TELSTRA CORPORATION LIMITED (COMMUNICATIONS)<<                                                         1,553,691

                                                                                                                         11,209,118
                                                                                                                    ---------------

AUSTRIA - 0.75%
         54,800    VOESTALPINE AG (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT)                2,263,268
                                                                                                                    ---------------

BELGIUM - 1.40%
          7,700    DEXIA SA (DEPOSITORY INSTITUTIONS)                                                                       199,479
         99,600    FORTIS (DEPOSITORY INSTITUTIONS)                                                                       4,042,804

                                                                                                                          4,242,283
                                                                                                                    ---------------

DENMARK - 1.01%
         44,400    DANSKE BANK A/S (DEPOSITORY INSTITUTIONS)                                                              1,746,218
         17,400    NKT HOLDING A/S (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                               1,313,911

                                                                                                                          3,060,129
                                                                                                                    ---------------

FINLAND - 1.73%
          8,860    KEMIRA GROWHOW OYJ (CHEMICALS & ALLIED PRODUCTS)                                                          62,017
         74,200    KEMIRA OYJ (CHEMICALS & ALLIED PRODUCTS)<<                                                             1,383,117
         51,800    RAUTARUUKKI OYJ (PRIMARY METAL INDUSTRIES)                                                             1,487,770
        151,500    STORA ENSO OYJ (PAPER & ALLIED PRODUCTS)                                                               2,297,638

                                                                                                                          5,230,542
                                                                                                                    ---------------

FRANCE - 8.92%
            730    ARKEMA (OIL & GAS EXTRACTION)+                                                                            34,445
         11,300    ASSURANCES GENERALES DE FRANCE (INSURANCE CARRIERS)                                                    1,422,871
         53,100    BNP PARIBAS SA (DEPOSITORY INSTITUTIONS)                                                               5,713,261
         13,200    CASINO GUICHARD-PERRACHON SA (FOOD STORES)                                                             1,063,720
          7,600    CNP ASSURANCES (INSURANCE AGENTS, BROKERS & SERVICE)                                                     737,247
         32,800    COMPAGNIE DE SAINT-GOBAIN (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                     2,379,072
         17,400    COMPAGNIE GENERALE DES ESTABLISSEMENTS MICHELIN (RUBBER & MISCELLANEOUS PLASTICS PRODUCTS)             1,275,307
         74,700    CREDIT AGRICOLE SA (DEPOSITORY INSTITUTIONS)                                                           3,281,226
         21,200    PEUGEOT SA (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                                            1,195,476
         10,500    RALLYE SA (GENERAL MERCHANDISE STORES)                                                                   496,633
         21,400    RENAULT SA (TRANSPORTATION EQUIPMENT)                                                                  2,454,483
         17,600    SOCIETE GENERALE (DEPOSITORY INSTITUTIONS)                                                             2,800,877
         23,600    TOTAL SA (OIL & GAS EXTRACTION)                                                                        1,548,674
         24,544    VALEO SA (TRANSPORTATION EQUIPMENT)                                                                      875,493
         49,300    VIVENDI UNIVERSAL SA (COMMUNICATIONS)                                                                  1,777,303

                                                                                                                         27,056,088
                                                                                                                    ---------------

                                                     PORTFOLIO OF INVESTMENTS --
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INTERNATIONAL VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
GERMANY - 6.63%
         19,900    ALTANA AG (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)      $     1,099,205
         43,800    BASF AG (CHEMICALS & ALLIED PRODUCTS)                                                                  3,507,399
         50,600    BAYERISCHE MOTOREN WERKE AG (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                           2,710,267
         32,000    DAIMLERCHRYSLER AG (TRANSPORTATION EQUIPMENT)                                                          1,599,168
         71,200    DEUTSCHE LUFTHANSA AG (TRANSPORTATION BY AIR)                                                          1,508,670
         55,000    HEIDELBERGER DRUCKMASCHINEN AG (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                              2,267,344
         27,600    MAN AG (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)<<                                      2,335,786
         11,400    MUENCHENER RUECKVERSICHERUNGS GESELLSCHAFT AG (INSURANCE CARRIERS)                                     1,802,785
         64,800    THYSSENKRUPP AG (PRIMARY METAL INDUSTRIES)                                                             2,183,254
         53,300    TUI AG (TRANSPORTATION BY AIR)<<                                                                       1,100,321

                                                                                                                         20,114,199
                                                                                                                    ---------------

GREECE - 0.41%
         19,500    INTRACOM SA (COMMUNICATIONS)                                                                             124,624
         73,200    VIVATIA SA (DEPOSITORY INSTITUTIONS)+                                                                  1,123,141

                                                                                                                          1,247,765
                                                                                                                    ---------------

HONG KONG - 1.38%
      1,025,000    CATHAY PACIFIC AIRWAYS LIMITED (TRANSPORTATION BY AIR)<<                                               2,099,825
        284,000    CITIC PACIFIC LIMITED (MISCELLANEOUS RETAIL)                                                             874,895
        147,000    ORIENT OVERSEAS INTERNATIONAL LIMITED (WATER TRANSPORTATION)<<                                           598,140
        652,500    SMARTONE TELECOMMUNICATIONS HOLDING LIMITED (COMMUNICATIONS)                                             625,644

                                                                                                                          4,198,504
                                                                                                                    ---------------

IRELAND - 0.53%
         64,700    IRISH LIFE & PERMANENT PLC (NON-DEPOSITORY CREDIT INSTITUTIONS)                                        1,621,171
                                                                                                                    ---------------

ITALY - 3.51%
        175,000    BANCA INTESA SPA (DEPOSITORY INSTITUTIONS)                                                             1,151,710
         70,700    BANCHE POPOLARI UNITE SCPA (DEPOSITORY INSTITUTIONS)                                                   1,902,403
         64,900    BENETTON GROUP SPA (APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS)           1,116,766
        125,500    ENI SPA (PETROLEUM REFINING & RELATED INDUSTRIES)<<                                                    3,719,120
         77,900    FIAT SPA (TRANSPORTATION EQUIPMENT)<<+                                                                 1,241,682
        225,700    IFIL INVESTMENTS SPA (MISCELLANEOUS SERVICES)<<                                                        1,525,445

                                                                                                                         10,657,126
                                                                                                                    ---------------

JAPAN - 22.28%
         24,200    ACOM COMPANY LIMITED (NON-DEPOSITORY CREDIT INSTITUTIONS)                                              1,032,533
         96,400    ALPS ELECTRIC COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                   EXCEPT COMPUTER EQUIPMENT)<<                                                                           1,007,048
        102,800    ASAHI BREWERIES LIMITED (FOOD & KINDRED PRODUCTS)                                                      1,498,596
        244,000    ASAHI KASEI CORPORATION (CHEMICALS & ALLIED PRODUCTS)<<                                                1,561,600
        180,000    CALSONIC KANSEI CORPORATION (TRANSPORTATION EQUIPMENT)<<                                               1,132,190
        253,000    CENTRAL GLASS COMPANY LIMITED (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME
                   DEALERS)                                                                                               1,400,737
          2,500    COCA-COLA WEST JAPAN COMPANY LIMITED (FOOD & KINDRED PRODUCTS)                                            49,947
        179,000    COSMO OIL COMPANY LIMITED (OIL & GAS EXTRACTION)                                                         737,972
              1    DAIICHI SANKYO COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                                   6
        294,900    DENKI KAGAKU KOGYO KABUSHIKI KAISHA (CHEMICALS & ALLIED PRODUCTS)                                      1,143,401

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
JAPAN (CONTINUED)
        350,000    FUJI HEAVY INDUSTRIES LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)<<         $     1,991,111
         61,400    HITACHI CAPITAL CORPORATION (NON-DEPOSITORY CREDIT INSTITUTIONS)                                       1,169,524
         22,100    HITACHI MAXELL LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                          286,622
         70,100    HOKKAIDO ELECTRIC POWER COMPANY INCORPORATED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
                   COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                                                 1,700,203
         71,400    HONDA MOTOR COMPANY LIMITED (TRANSPORTATION EQUIPMENT)<<                                               2,399,644
        111,200    KANSAI ELECTRIC POWER COMPANY INCORPORATED (ELECTRIC, GAS & SANITARY SERVICES)                         2,565,249
        243,000    MARUBENI CORPORATION (BUSINESS SERVICES)                                                               1,209,600
        237,000    MITSUBISHI CHEMICAL HOLDINGS CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                 1,484,698
         42,300    NAMCO BANDAI HOLDINGS INCORPORATED (AMUSEMENT & RECREATION SERVICES)<<                                   664,983
         55,500    NIFCO INCORPORATED (RUBBER & MISCELLANEOUS PLASTICS PRODUCTS)<<                                        1,202,794
         46,000    NIKKO CORDIAL CORPORATION (FINANCIAL)                                                                    533,503
        139,500    NIPPON MINING HOLDINGS INCORPORATED (OIL & GAS EXTRACTION)                                               986,095
        376,000    NIPPON OIL CORPORATION (OIL & GAS EXTRACTION)                                                          2,769,270
            500    NIPPON PAPER GROUP INCORPORATED (PAPER & ALLIED PRODUCTS)                                              1,811,640
        953,000    NIPPON STEEL CORPORATION (PRIMARY METAL INDUSTRIES)                                                    3,920,914
            600    NIPPON TELEGRAPH & TELEPHONE CORPORATION (COMMUNICATIONS)                                              2,946,032
        117,400    NISSAN MOTOR COMPANY LIMITED (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                          1,314,880
        104,900    NOMURA HOLDINGS INCORPORATED (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)             1,847,128
         76,000    NSK LIMITED (PRIMARY METAL INDUSTRIES)<<                                                                 641,456
          2,100    NTT DOCOMO INCORPORATED (COMMUNICATIONS)                                                               3,235,556
        226,000    OJI PAPER COMPANY LIMITED (PAPER & ALLIED PRODUCTS)                                                    1,237,858
        425,000    OSAKA GAS COMPANY LIMITED (ELECTRIC, GAS & SANITARY SERVICES)                                          1,482,328
         45,700    PROMISE COMPANY LIMITED (NON-DEPOSITORY CREDIT INSTITUTIONS)                                           1,818,328
         82,000    RICOH COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                             1,631,323
         40,000    RYOSAN COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                             1,026,032
         27,300    SANTEN PHARMACEUTICAL COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                      693,333
         94,500    SHOWA SHELL SEKIYU KK (OIL & GAS EXTRACTION)                                                           1,052,800
        177,000    SUMITOMO BAKELITE COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)<<                                      1,336,584
         90,000    SUMITOMO CORPORATION (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)                     1,122,286
        122,000    SUMITOMO TRUST & BANKING COMPANY LIMITED (DEPOSITORY INSTITUTIONS)                                     1,276,546
         21,400    TAKEFUJI CORPORATION (HOLDING & OTHER INVESTMENT OFFICES)<<                                              981,909
        122,000    TANABE SEIYAKU COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                           1,528,550
         63,200    TOKYO ELECTRIC POWER COMPANY INCORPORATED (ELECTRIC, GAS & SANITARY SERVICES)                          1,819,090
        101,000    TOPPAN PRINTING COMPANY LIMITED (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                             1,120,085
        137,000    TOSHIBA TEC CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                               640,203
         19,000    TOSTEM INAX HOLDING CORPORATION (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                 397,291
         76,100    TOYOTA MOTOR CORPORATION (TRANSPORTATION EQUIPMENT)                                                    4,135,975

                                                                                                                         67,545,453
                                                                                                                    ---------------

NETHERLANDS - 4.21%
         62,100    ABN AMRO HOLDINGS NV (DEPOSITORY INSTITUTIONS)                                                         1,811,161
        125,600    AEGON NV (INSURANCE CARRIERS)                                                                          2,355,567
         24,900    AKZO NOBEL NV (CHEMICALS & ALLIED PRODUCTS)                                                            1,533,891
         98,000    ING GROEP NV (FINANCIAL SERVICES)                                                                      4,310,901
         91,700    KONINKLIJKE (ROYAL) KPN NV (COMMUNICATIONS)+                                                           1,169,782
         47,800    ROYAL DUTCH SHELL PLC CLASS A (PETROLEUM REFINING & RELATED INDUSTRIES)                                1,574,119

                                                                                                                         12,755,421
                                                                                                                    ---------------

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INTERNATIONAL VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
NORWAY - 1.05%
         50,000    DEN NORSKE BANK ASA (DEPOSITORY INSTITUTIONS)                                                    $       612,110
         63,600    NORSK HYDRO ASA (OIL & GAS EXTRACTION)                                                                 1,420,295
         75,200    YARA INTERNATIONAL ASA (AGRICULTURAL SERVICES)                                                         1,140,686

                                                                                                                          3,173,091
                                                                                                                    ---------------

PORTUGAL - 0.22%
        211,400    BANCO COMERCIAL PORTUGUES SA (DEPOSITORY INSTITUTIONS)                                                   656,763
                                                                                                                    ---------------

SINGAPORE - 1.25%
        673,878    MOBILONE LIMITED (COMMUNICATIONS)                                                                        895,251
        358,000    NEPTUNE ORIENT LINES LIMITED (WATER TRANSPORTATION)                                                      457,573
        135,000    SINGAPORE AIRLINES LIMITED (TRANSPORTATION SERVICES)                                                   1,240,989
        117,000    UNITED OVERSEAS BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                 1,200,756

                                                                                                                          3,794,569
                                                                                                                    ---------------

SPAIN - 3.80%
         75,800    BANCO BILBAO VIZCAYA ARGENTARIA SA (DEPOSITORY INSTITUTIONS)                                           1,754,162
        226,500    BANCO SANTANDER CENTRAL HISPANO SA (DEPOSITORY INSTITUTIONS)                                           3,581,561
        106,300    ENDESA SA (ELECTRIC, GAS & SANITARY SERVICES)                                                          4,522,343
         55,395    REPSOL YPF SA (OIL & GAS EXTRACTION)                                                                   1,648,623

                                                                                                                         11,506,689
                                                                                                                    ---------------

SWEDEN - 2.22%
        225,500    NORDEA AB (DEPOSITORY INSTITUTIONS)                                                                    2,954,088
         22,200    SWEDBANK AB (DEPOSITORY INSTITUTIONS)                                                                    658,898
         52,400    VOLVO AB B SHARES (TRANSPORTATION EQUIPMENT)                                                           3,121,197

                                                                                                                          6,734,183
                                                                                                                    ---------------

SWITZERLAND - 6.58%
         27,800    BALOISE HOLDING AG (INSURANCE AGENTS, BROKERS & SERVICE)+                                              2,727,866
         10,800    CIBA SPECIALTY CHEMICALS AG (CHEMICALS & ALLIED PRODUCTS)                                                652,085
          8,600    CONVERIUM HOLDING AG (INSURANCE CARRIERS)                                                                104,538
         76,800    CREDIT SUISSE GROUP (NON-DEPOSITORY CREDIT INSTITUTIONS)                                               4,443,584
          2,500    GEORG FISCHER AG (TRANSPORTATION EQUIPMENT)                                                            1,171,578
          2,100    RIETER HOLDING AG (CHEMICALS & ALLIED PRODUCTS)                                                          904,354
          4,400    SAURER AG (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                       400,784
          9,000    SWISSCOM AG (COMMUNICATIONS)                                                                           2,995,921
         21,400    SYNGENTA AG (CHEMICALS & ALLIED PRODUCTS)                                                              3,227,670
         27,200    UBS AG (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)                                   1,627,062
          2,000    VALORA HOLDING AG (GENERAL MERCHANDISE STORES)                                                           465,432
          5,200    VERWALTUNGS-UND PRIVAT-BANK AG (DEPOSITORY INSTITUTIONS)                                               1,239,234

                                                                                                                         19,960,108
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
UNITED KINGDOM - 22.46%
        106,800    ALFRED MCALPINE GROUP PLC (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)       $     1,001,831
        105,600    ALLIANCE & LEICESTER PLC (DEPOSITORY INSTITUTIONS)                                                     2,147,234
         57,300    ASTRAZENECA PLC (CHEMICALS & ALLIED PRODUCTS)                                                          3,581,184
        114,500    AVIVA PLC (INSURANCE CARRIERS)                                                                         1,678,622
        437,200    BARCLAYS PLC (DEPOSITORY INSTITUTIONS)                                                                 5,517,288
         48,300    BARRATT DEVELOPMENTS PLC (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                964,029
         11,431    BOOTS GROUP PLC (HEALTH SERVICES)                                                                        165,872
        534,500    BP PLC (OIL & GAS EXTRACTION)                                                                          5,824,469
        223,700    BRADFORD & BINGLEY PLC (NON-DEPOSITORY CREDIT INSTITUTIONS)                                            1,981,129
        223,900    BRIT INSURANCE HOLDINGS PLC (INSURANCE CARRIERS)                                                       1,266,038
        925,000    BT GROUP PLC (COMMUNICATIONS)                                                                          4,641,541
        390,000    DS SMITH PLC (PAPER & ALLIED PRODUCTS)                                                                 1,124,530
        652,500    DSG INTERNATIONAL PLC (GENERAL MERCHANDISE STORES)                                                     2,675,533
         78,300    GEORGE WIMPEY PLC (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                       759,411
        414,000    GKL PLC (TRANSPORTATION EQUIPMENT)                                                                     2,226,620
         52,200    GLAXOSMITHKLINE PLC (CHEMICALS & ALLIED PRODUCTS)                                                      1,389,811
        107,400    HANSON PLC (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                    1,555,429
        241,000    HBOS PLC (DEPOSITORY INSTITUTIONS)                                                                     4,769,553
         62,400    HSBC HOLDINGS PLC (DEPOSITORY INSTITUTIONS)                                                            1,138,550
        172,200    JJB SPORTS PLC (APPAREL & ACCESSORY STORES)                                                              602,921
        479,900    LLOYDS TSB GROUP PLC (DEPOSITORY INSTITUTIONS)                                                         4,847,612
        237,100    NORTHERN FOODS PLC (FOOD & KINDRED PRODUCTS)                                                             399,539
        297,600    OLD MUTUAL PLC (INSURANCE CARRIERS)                                                                      933,326
        315,100    RHM PLC (LUMBER & WOOD PRODUCTS, EXCEPT FURNITURE)                                                     1,641,607
        962,500    ROYAL & SUN ALLIANCE INSURANCE GROUP (INSURANCE CARRIERS)                                              2,685,175
         69,700    ROYAL BANK OF SCOTLAND GROUP PLC (DEPOSITORY INSTITUTIONS)                                             2,399,939
        205,400    ROYAL DUTCH SHELL PLC CLASS B (OIL & GAS EXTRACTION)                                                   6,972,430
         97,800    TATE & LYLE PLC (FOOD & KINDRED PRODUCTS)                                                              1,317,514
        104,000    TAYLOR WOODROW PLC (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                      690,783
        527,275    VODAFONE GROUP PLC (COMMUNICATIONS)                                                                    1,206,901

                                                                                                                         68,106,421
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $239,597,598)                                                                                 285,132,891
                                                                                                                    ---------------

COLLATERAL FOR SECURITIES LENDING - 7.09%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 7.09%
     21,483,354    BANK OF NEW YORK INSTITUTIONAL CASH RESERVE FUND                                                      21,483,354
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $21,483,354)                                                               21,483,354
                                                                                                                    ---------------

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INTERNATIONAL VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES         SECURITY NAME                                                                                             VALUE
SHORT-TERM INVESTMENTS - 5.36%
16,276,253 WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                             $    16,276,253
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $16,276,253)                                                                          16,276,253
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $277,357,205)*                                  106.49%                                                       $   322,892,498

OTHER ASSETS AND LIABILITIES, NET                      (6.49)                                                           (19,684,848)
                                                      ------                                                        ---------------

TOTAL NET ASSETS                                      100.00%                                                       $   303,207,650
                                                      ======                                                        ===============

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+     NON-INCOME EARNING SECURITIES.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

+++   SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $16,276,253.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $277,963,852 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

         GROSS UNREALIZED APPRECIATION                             $ 49,659,475
         GROSS UNREALIZED DEPRECIATION                               (4,730,829)
                                                                   ------------
         NET UNREALIZED APPRECIATION (DEPRECIATION)                $ 44,928,646

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   LARGE CAP APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 95.59%

AMUSEMENT & RECREATION SERVICES - 1.44%
         59,150    INTERNATIONAL GAME TECHNOLOGY                                                                    $     2,454,725
                                                                                                                    ---------------

APPAREL & ACCESSORY STORES - 2.58%
         32,180    KOHL'S CORPORATION+                                                                                    2,089,126
         54,780    NORDSTROM INCORPORATED                                                                                 2,317,194

                                                                                                                          4,406,320
                                                                                                                    ---------------

BUSINESS SERVICES - 5.33%
         64,940    CITRIX SYSTEMS INCORPORATED+                                                                           2,351,477
         21,850    OMNICOM GROUP INCORPORATED                                                                             2,045,160
        150,340    ORACLE CORPORATION+                                                                                    2,667,032
         95,900    SYMANTEC CORPORATION+                                                                                  2,040,752

                                                                                                                          9,104,421
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 9.77%
         41,140    ABBOTT LABORATORIES                                                                                    1,997,758
         33,900    AMGEN INCORPORATED+                                                                                    2,424,867
         33,080    GENENTECH INCORPORATED+                                                                                2,735,716
         27,290    GILEAD SCIENCES INCORPORATED+                                                                          1,874,823
         59,240    MERCK & COMPANY INCORPORATED                                                                           2,482,156
         59,420    MONSANTO COMPANY                                                                                       2,793,334
        107,800    SCHERING-PLOUGH CORPORATION                                                                            2,381,302

                                                                                                                         16,689,956
                                                                                                                    ---------------

COMMUNICATIONS - 3.07%
         73,310    AT&T INCORPORATED<<                                                                                    2,386,974
         77,250    COMCAST CORPORATION CLASS A<<+                                                                         2,846,663

                                                                                                                          5,233,637
                                                                                                                    ---------------

DEPOSITORY INSTITUTIONS - 3.69%
         39,190    BANK OF AMERICA CORPORATION                                                                            2,099,408
         45,320    JPMORGAN CHASE & COMPANY                                                                               2,128,227
         33,300    STATE STREET CORPORATION                                                                               2,077,920

                                                                                                                          6,305,555
                                                                                                                    ---------------

EATING & DRINKING PLACES - 1.18%
         51,500    MCDONALD'S CORPORATION                                                                                 2,014,680
                                                                                                                    ---------------

ELECTRIC, GAS & SANITARY SERVICES - 2.47%
         31,620    TXU CORPORATION                                                                                        1,976,882
         61,010    WASTE MANAGEMENT INCORPORATED                                                                          2,237,847

                                                                                                                          4,214,729
                                                                                                                    ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 11.10%
        137,500    CISCO SYSTEMS INCORPORATED+                                                                            3,162,500
         26,290    COOPER INDUSTRIES LIMITED CLASS A                                                                      2,240,434
         26,660    EMERSON ELECTRIC COMPANY                                                                               2,235,708

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   LARGE CAP APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT (CONTINUED)
         56,030    HARRIS CORPORATION                                                                               $     2,492,775
         55,180    MEMC ELECTRONIC MATERIALS INCORPORATED+                                                                2,021,243
         89,020    MOTOROLA INCORPORATED                                                                                  2,225,500
         48,410    QUALCOMM INCORPORATED                                                                                  1,759,704
         84,780    TEXAS INSTRUMENTS INCORPORATED                                                                         2,818,935

                                                                                                                         18,956,799
                                                                                                                    ---------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 2.31%
         25,050    JACOBS ENGINEERING GROUP INCORPORATED<<+                                                               1,871,987
         33,980    QUEST DIAGNOSTICS INCORPORATED                                                                         2,078,217

                                                                                                                          3,950,204
                                                                                                                    ---------------

FOOD & KINDRED PRODUCTS - 3.40%
         44,110    ANHEUSER-BUSCH COMPANIES INCORPORATED                                                                  2,095,666
         43,120    ARCHER-DANIELS-MIDLAND COMPANY                                                                         1,633,386
         58,330    PEPSI BOTTLING GROUP INCORPORATED                                                                      2,070,715

                                                                                                                          5,799,767
                                                                                                                    ---------------

FOOD STORES - 1.22%
         68,590    SAFEWAY INCORPORATED                                                                                   2,081,707
                                                                                                                    ---------------

GENERAL MERCHANDISE STORES - 2.24%
         25,900    JC PENNEY COMPANY INCORPORATED                                                                         1,771,301
         13,010    SEARS HOLDINGS CORPORATION+                                                                            2,056,751

                                                                                                                          3,828,052
                                                                                                                    ---------------

HOLDING & OTHER INVESTMENT OFFICES - 1.19%
         88,536    HOST HOTELS & RESORTS INCORPORATED                                                                     2,030,134
                                                                                                                    ---------------

HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 1.16%
         37,120    BEST BUY COMPANY INCORPORATED                                                                          1,988,147
                                                                                                                    ---------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 2.48%
         61,700    MARRIOTT INTERNATIONAL INCORPORATED CLASS A                                                            2,384,088
         32,220    STARWOOD HOTELS & RESORTS WORLDWIDE INCORPORATED                                                       1,842,662

                                                                                                                          4,226,750
                                                                                                                    ---------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 6.30%
         36,850    APPLE COMPUTER INCORPORATED+                                                                           2,838,556
         26,630    BAKER HUGHES INCORPORATED                                                                              1,816,166
         35,970    CATERPILLAR INCORPORATED                                                                               2,366,826
         47,630    HEWLETT-PACKARD COMPANY                                                                                1,747,545
         24,330    INTERNATIONAL BUSINESS MACHINES CORPORATION                                                            1,993,600

                                                                                                                         10,762,693
                                                                                                                    ---------------

INSURANCE CARRIERS - 6.63%
         43,610    ALLSTATE CORPORATION                                                                                   2,735,655
         42,130    CHUBB CORPORATION                                                                                      2,189,075
         23,880    HARTFORD FINANCIAL SERVICES GROUP INCORPORATED                                                         2,071,590

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   LARGE CAP APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
INSURANCE CARRIERS (CONTINUED)
         57,170    LOEWS CORPORATION                                                                                $     2,166,743
         45,880    ST. PAUL TRAVELERS COMPANIES INCORPORATED                                                              2,151,313

                                                                                                                         11,314,376
                                                                                                                    ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 3.93%
         70,080    AGILENT TECHNOLOGIES INCORPORATED+                                                                     2,290,915
         46,210    BAXTER INTERNATIONAL INCORPORATED                                                                      2,100,707
         32,730    BECTON DICKINSON & COMPANY                                                                             2,313,029

                                                                                                                          6,704,651
                                                                                                                    ---------------

METAL MINING - 1.34%
         43,100    FREEPORT-MCMORAN COPPER & GOLD INCORPORATED CLASS B                                                    2,295,506
                                                                                                                    ---------------

MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS - 1.30%
         28,340    VULCAN MATERIALS COMPANY                                                                               2,217,605
                                                                                                                    ---------------

MISCELLANEOUS RETAIL - 1.21%
         52,050    OFFICE DEPOT INCORPORATED+                                                                             2,066,385
                                                                                                                    ---------------

MOTION PICTURES - 2.47%
        107,430    NEWS CORPORATION CLASS A                                                                               2,111,000
         67,890    WALT DISNEY COMPANY<<                                                                                  2,098,480

                                                                                                                          4,209,480
                                                                                                                    ---------------

OIL & GAS EXTRACTION - 3.22%
         71,960    HALLIBURTON COMPANY                                                                                    2,047,262
         28,380    SCHLUMBERGER LIMITED                                                                                   1,760,411
         40,660    WEATHERFORD INTERNATIONAL LIMITED+                                                                     1,696,335

                                                                                                                          5,504,008
                                                                                                                    ---------------

PETROLEUM REFINING & RELATED INDUSTRIES - 1.91%
         21,740    MARATHON OIL CORPORATION                                                                               1,671,806
         12,400    SUNOCO INCORPORATED                                                                                      771,156
         15,740    VALERO ENERGY CORPORATION                                                                                810,138

                                                                                                                          3,253,100
                                                                                                                    ---------------

RAILROAD TRANSPORTATION - 1.19%
         23,060    UNION PACIFIC CORPORATION                                                                              2,029,280
                                                                                                                    ---------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 3.89%
         12,700    GOLDMAN SACHS GROUP INCORPORATED                                                                       2,148,459
         31,670    LEHMAN BROTHERS HOLDINGS INCORPORATED                                                                  2,339,146
         29,620    MORGAN STANLEY                                                                                         2,159,594

                                                                                                                          6,647,199
                                                                                                                    ---------------

TOBACCO PRODUCTS - 1.32%
         40,820    LOEWS CORPORATION - CAROLINA GROUP                                                                     2,261,020
                                                                                                                    ---------------

TRANSPORTATION BY AIR - 1.28%
        131,290    SOUTHWEST AIRLINES COMPANY                                                                             2,187,291
                                                                                                                    ---------------

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   LARGE CAP APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
TRANSPORTATION EQUIPMENT - 4.97%
         25,540    BOEING COMPANY                                                                                   $     2,013,829
         32,410    GENERAL DYNAMICS CORPORATION                                                                           2,322,822
         22,300    LOCKHEED MARTIN CORPORATION                                                                            1,919,138
         25,480    TEXTRON INCORPORATED                                                                                   2,229,500

                                                                                                                          8,485,289
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $152,561,452)                                                                                 163,223,466
                                                                                                                    ---------------

COLLATERAL FOR SECURITIES LENDING - 3.59%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.07%
        114,118    SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                          114,118
                                                                                                                    ---------------

PRINCIPAL                                                                            INTEREST RATE  MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 3.52%
$        16,770    ALLIANCE & LEICESTER PLC                                               5.47%       10/25/2006             16,713
         23,746    AMERICAN GENERAL FINANCE CORPORATION+/-++                              5.36        10/15/2007             23,757
          2,638    AQUINAS FUNDING LLC++                                                  5.36        12/11/2006              2,612
         65,960    ATLAS CAPITAL FUNDING CORPORATION+/-++                                 5.31        10/20/2006             65,960
        131,920    ATLAS CAPITAL FUNDING CORPORATION+/-++                                 5.31        11/03/2006            131,920
         65,960    ATLAS CAPITAL FUNDING CORPORATION+/-++                                 5.31        12/22/2006             65,960
         65,960    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-++                      5.31        04/25/2007             65,963
         72,506    ATOMIUM FUNDING CORPORATION++                                          5.38        11/03/2006             72,167
         65,960    BANCO SANTANDER TOTTA LN+/-++                                          5.33        10/16/2007             65,958
         65,960    BANK OF AMERICA NA SERIES BKNT+/-                                      5.42        06/19/2007             65,969
         43,534    BANK ONE NA ILLINOIS SERIES BKNT+/-                                    5.55        01/12/2007             43,548
         79,152    BEAR STEARNS & COMPANY+/-                                              5.43        10/04/2006             79,152
         15,830    BEAR STEARNS & COMPANY SERIES MTNB+/-                                  5.66        01/16/2007             15,840
         30,307    BUCKINGHAM CDO LLC                                                     5.31        10/18/2006             30,237
         65,960    BUCKINGHAM III CDO LLC++                                               5.33        10/27/2006             65,719
         65,960    BUCKINGHAM III CDO LLC++                                               5.36        12/15/2006             65,251
          2,638    CAIRN HIGH GRADE FUNDING I LLC++                                       5.33        10/11/2006              2,635
          8,839    CAIRN HIGH GRADE FUNDING I LLC                                         5.32        10/26/2006              8,808
         52,768    CAIRN HIGH GRADE FUNDING I LLC++                                       5.33        11/14/2006             52,437
         15,168    CANCARA ASSET SECURITIZATION LLC++                                     5.33        10/04/2006             15,164
         30,194    CEDAR SPRINGS CAPITAL COMPANY++                                        5.28        10/03/2006             30,189
         48,678    CEDAR SPRINGS CAPITAL COMPANY                                          5.35        11/17/2006             48,352
         24,286    CEDAR SPRINGS CAPITAL COMPANY                                          5.35        12/06/2006             24,057
        131,920    CHEYNE FINANCE LLC++                                                   5.32        10/12/2006            131,727
        131,920    CHEYNE FINANCE LLC                                                     5.30        10/13/2006            131,708
         65,960    CHEYNE FINANCE LLC SERIES MTN+/-++                                     5.47        07/16/2007             65,963
        612,058    CITIGROUP REPURCHASE AGREEMENT (MATURITY VALUE $612,335)               5.42        10/02/2006            612,058
         79,231    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED++                     5.32        10/11/2006             79,127
         13,192    CULLINAN FINANCE CORPORATION                                           5.33        10/06/2006             13,184
          2,902    CULLINAN FINANCE CORPORATION++                                         5.34        10/12/2006              2,898
          2,111    CULLINAN FINANCE CORPORATION++                                         5.35        10/23/2006              2,104
         65,960    CULLINAN FINANCE CORPORATION SERIES MTN+/-++                           5.37        11/15/2006             65,967
        131,920    CULLINAN FINANCE CORPORATION SERIES MTN2+/-++                          5.29        06/25/2007            131,911

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   LARGE CAP APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                     INTEREST RATE  MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$        65,960    DEER VALLEY FUNDING LLC                                                5.31%       10/12/2006    $        65,864
          2,638    EDISON ASSET SECURITIZATION LLC                                        5.44        12/11/2006              2,612
        165,610    FAIRWAY FINANCE CORPORATION++                                          5.38        10/02/2006            165,610
          4,757    FAIRWAY FINANCE CORPORATION                                            5.35        10/23/2006              4,742
        791,520    FIRST BOSTON REPURCHASE AGREEMENT (MATURITY VALUE $791,878)            5.43        10/02/2006            791,520
         13,350    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                         5.36        10/12/2006             13,331
          5,804    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                       5.50        10/27/2006              5,783
          3,298    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                         5.46        11/06/2006              3,281
         38,713    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                       5.34        11/15/2006             38,465
          3,298    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                         5.49        11/27/2006              3,271
          4,221    GEMINI SECURITIZATION LLC++                                            5.35        10/30/2006              4,204
         63,955    GEORGE STREET FINANCE LLC++                                            5.36        10/12/2006             63,861
        106,011    GEORGE STREET FINANCE LLC++                                            5.33        10/16/2006            105,794
         55,077    GOLDMAN SACHS GROUP INCORPORATED SERIES MTNB+/-                        5.66        10/27/2006             55,088
         37,861    GOLDMAN SACHS GROUP INCORPORATED SERIES MTNB+/-                        5.46        03/30/2007             37,890
          7,915    GRAMPIAN FUNDING LLC++                                                 5.23        10/02/2006              7,915
          5,277    HARRIER FINANCE FUNDING LLC SERIES MTN+/-++                            5.48        05/15/2007              5,279
          9,234    HBOS TREASURY SERVICES PLC+/-++                                        5.58        01/12/2007              9,240
         37,004    HSBC BANK USA+/-                                                       5.41        12/14/2006             37,010
         92,344    IBM CORPORATION SERIES MTN+/-                                          5.36        06/28/2007             92,392
          6,646    ING AMERICA INSURANCE HOLDINGS INCORPORATED                            5.33        10/10/2006              6,638
        171,496    ING USA ANNUITY & LIFE INSURANCE+/-                                    5.40        09/17/2007            171,496
         65,960    INTESA BANK (IRELAND) PLC SERIES BKNT+/-++                             5.33        10/25/2007             65,954
          9,498    JUPITER SECURITIZATION CORPORATION++                                   5.34        10/13/2006              9,483
         32,188    K2 (USA) LLC                                                           5.34        11/10/2006             32,005
         39,576    KAUPTHING BANK SERIES MTN+/-++                                         5.39        03/20/2007             39,551
          9,372    KESTREL FUNDING (US) LLC++                                             5.36        10/05/2006              9,367
         11,313    KESTREL FUNDING (US) LLC                                               5.35        10/06/2006             11,307
         24,379    KLIO FUNDING CORPORATION++                                             5.39        11/03/2006             24,265
         53,143    KLIO III FUNDING CORPORATION++                                         5.30        10/19/2006             53,011
         46,080    KLIO III FUNDING CORPORATION++                                         5.41        10/20/2006             45,959
          4,609    LIBERTY STREET FUNDING CORPORATION                                     5.35        10/25/2006              4,594
          5,277    LIBERTY STREET FUNDING CORPORATION                                     5.34        11/15/2006              5,243
         65,960    LIQUID FUNDING LIMITED                                                 5.34        10/10/2006             65,883
         39,576    LIQUID FUNDING LIMITED+/-++                                            5.29        12/01/2006             39,576
         65,960    LIQUID FUNDING LIMITED++                                               5.35        12/07/2006             65,327
         39,576    LIQUID FUNDING LIMITED                                                 5.49        12/28/2006             39,076
         15,830    LIQUID FUNDING LIMITED SERIES MTN+/-++                                 5.34        02/20/2007             15,833
         26,384    MBIA GLOBAL FUNDING LLC+/-++                                           5.33        02/20/2007             26,385
        132,580    MERRILL LYNCH & COMPANY SERIES MTN+/-                                  5.66        10/27/2006            132,603
          3,958    MONT BLANC CAPITAL CORPORATION                                         5.35        10/27/2006              3,943
         79,152    MORGAN STANLEY+/-                                                      5.45        10/10/2006             79,152
         14,907    MORGAN STANLEY+/-                                                      5.50        11/09/2006             14,909
         15,751    MORGAN STANLEY+/-                                                      5.55        11/24/2006             15,756
         44,391    MORGAN STANLEY+/-                                                      5.64        01/12/2007             44,412
         65,960    MORGAN STANLEY+/-                                                      5.61        07/27/2007             66,035

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   LARGE CAP APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                     INTEREST RATE  MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$        12,203    MORGAN STANLEY SERIES EXL+/-                                           5.39%       10/15/2007    $        12,205
         14,511    NATIONWIDE BUILDING SOCIETY+/-++                                       5.51        12/11/2006             14,517
         47,267    NATIONWIDE BUILDING SOCIETY+/-++                                       5.61        07/20/2007             47,325
         36,938    NIEUW AMSTERDAM RECEIVABLES CORPORATION                                5.34        10/02/2006             36,938
          2,826    NORTH SEA FUNDING LLC                                                  5.42        10/23/2006              2,817
         41,331    NORTH SEA FUNDING LLC                                                  5.33        11/09/2006             41,102
        131,920    NORTHERN ROCK PLC+/-++SS.                                              5.33        11/05/2007            131,933
         39,576    PARAGON MORTGAGES PLC SERIES 12A+/-++                                  5.31        10/15/2006             39,576
         10,672    RACERS TRUST SERIES 2004-6-MM+/-++                                     5.35        09/22/2006             10,674
        105,362    REGENCY MARKETS #1 LLC++                                               5.34        10/06/2006            105,300
          5,108    REGENCY MARKETS #1 LLC++                                               5.34        10/16/2006              5,097
        131,920    SCALDIS CAPITAL LIMITED                                                5.32        10/31/2006            131,361
         52,768    SLM CORPORATION+/-++                                                   5.33        10/12/2007             52,782
         44,853    STANFIELD VICTORIA FUNDING LLC                                         5.40        11/27/2006             44,487
         30,508    TANGO FINANCE CORPORATION SERIES MTN+/-++                              5.39        10/25/2006             30,509
         63,118    THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++                   5.30        10/06/2006             63,081
          2,944    THUNDER BAY FUNDING LLC++                                              5.34        10/31/2006              2,932
          3,097    TICONDEROGA FUNDING LLC++                                              5.35        10/12/2006              3,093
         15,253    TRAVELERS INSURANCE COMPANY+/-                                         5.40        02/09/2007             15,252
         65,960    UNICREDITO ITALIANO BANK (IRELAND) SERIES EXL+/-++                     5.34        06/15/2007             65,961
         65,960    UNICREDITO ITALIANO BANK (IRELAND) SERIES LIB+/-++                     5.34        03/09/2007             65,971
         87,067    UNITEDHEALTH GROUP INCORPORATED                                        5.42        10/31/2006             86,698
          5,277    VERSAILLES CDS LLC++                                                   5.35        10/20/2006              5,263
         39,676    WHISTLEJACKET CAPITAL LIMITED                                          5.31        10/16/2006             39,595
         12,485    WHITE PINE FINANCE LLC                                                 5.30        10/02/2006             12,480
         46,167    WHITE PINE FINANCE LLC                                                 5.31        10/16/2006             46,072

                                                                                                                          6,008,951
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $6,123,069)                                                                 6,123,069
                                                                                                                    ---------------

SHARES
SHORT-TERM INVESTMENTS - 7.40%
     12,632,777    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                     $    12,632,777
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $12,632,777)                                                                          12,632,777
                                                                                                                    ---------------
TOTAL INVESTMENTS IN SECURITIES
(COST $171,317,298)*                                                      106.58%                                   $   181,979,312

OTHER ASSETS AND LIABILITIES, NET                                          (6.58)                                       (11,238,963)
                                                                          ------                                    ---------------

TOTAL NET ASSETS                                                          100.00%                                   $   170,740,349
                                                                          ======                                    ===============

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   LARGE CAP APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+     NON-INCOME EARNING SECURITIES.

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

SS. THESE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE EFFECTIVE MATURITY.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

+++   SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $12,632,777.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $171,319,867 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

         GROSS UNREALIZED APPRECIATION                       $ 13,560,876
         GROSS UNREALIZED DEPRECIATION                         (2,901,431)
                                                             ------------
         NET UNREALIZED APPRECIATION (DEPRECIATION)          $ 10,659,445

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   LARGE COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 99.07%

APPAREL & ACCESSORY STORES - 2.23%
      1,063,700    KOHL'S CORPORATION<<+                                                                            $    69,055,404
                                                                                                                    ---------------
BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS - 6.87%
      1,876,200    FASTENAL COMPANY<<                                                                                    72,365,034
      1,712,817    HOME DEPOT INCORPORATED<<                                                                             62,123,873
      2,773,900    LOWE'S COMPANIES INCORPORATED                                                                         77,835,634

                                                                                                                        212,324,541
                                                                                                                    ---------------
BUSINESS SERVICES - 20.22%
        934,100    AUTOMATIC DATA PROCESSING INCORPORATED<<                                                              44,220,294
      6,378,270    EBAY INCORPORATED<<+                                                                                 180,887,737
      1,620,800    FIRST DATA CORPORATION                                                                                68,073,600
        204,800    GOOGLE INCORPORATED CLASS A+                                                                          82,309,120
      7,904,898    MICROSOFT CORPORATION<<                                                                              216,040,862
      1,336,690    YAHOO! INCORPORATED<<+                                                                                33,791,523

                                                                                                                        625,323,136
                                                                                                                    ---------------
CHEMICALS & ALLIED PRODUCTS - 8.96%
      1,556,100    AMGEN INCORPORATED<<+                                                                                111,307,833
      1,416,500    GENENTECH INCORPORATED+                                                                              117,144,550
        722,440    GENZYME CORPORATION<<+                                                                                48,743,027

                                                                                                                        277,195,410
                                                                                                                    ---------------
EDUCATIONAL SERVICES - 1.01%
        632,775    APOLLO GROUP INCORPORATED CLASS A<<+                                                                  31,157,841
                                                                                                                    ---------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 15.04%
      5,885,243    CISCO SYSTEMS INCORPORATED+                                                                          135,360,589
      4,192,670    INTEL CORPORATION<<                                                                                   86,243,222
      1,688,400    LINEAR TECHNOLOGY CORPORATION<<                                                                       52,543,008
      5,233,000    NOKIA OYJ ADR<<                                                                                      103,037,770
      2,649,400    TEXAS INSTRUMENTS INCORPORATED<<                                                                      88,092,550

                                                                                                                        465,277,139
                                                                                                                    ---------------
ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 3.45%
      2,895,000    PAYCHEX INCORPORATED                                                                                 106,680,750
                                                                                                                    ---------------
GENERAL MERCHANDISE STORES - 5.34%
      2,023,760    TARGET CORPORATION<<                                                                                 111,812,740
      1,080,000    WAL-MART STORES INCORPORATED<<                                                                        53,265,600

                                                                                                                        165,078,340
                                                                                                                    ---------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 1.24%
      3,190,000    EMC CORPORATION+                                                                                      38,216,200
                                                                                                                    ---------------
INSURANCE CARRIERS - 4.25%
      1,982,566    AMERICAN INTERNATIONAL GROUP INCORPORATED                                                            131,364,823
                                                                                                                    ---------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 6.37%
      4,240,310    MEDTRONIC INCORPORATED                                                                               196,919,996
                                                                                                                    ---------------
PERSONAL SERVICES - 2.28%
      1,728,150    CINTAS CORPORATION<<                                                                                  70,560,365
                                                                                                                    ---------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 21.81%
      8,120,937    CHARLES SCHWAB CORPORATION                                                                           145,364,772
      1,231,200    FRANKLIN RESOURCES INCORPORATED                                                                      130,199,400
      1,743,740    GOLDMAN SACHS GROUP INCORPORATED<<                                                                   294,988,496
      1,030,900    LEGG MASON INCORPORATED                                                                              103,976,574

                                                                                                                        674,529,242
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $2,476,103,367)                                                                             3,063,683,187
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   LARGE COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COLLATERAL FOR SECURITIES LENDING - 6.46%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.12%
      3,723,001    SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                  $     3,723,001
                                                                                                                    ---------------

                                                                                        INTEREST
PRINCIPAL                                                                                 RATE      MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 6.34%
$       547,098    ALLIANCE & LEICESTER PLC                                               5.47%       10/25/2006            545,260
        774,682    AMERICAN GENERAL FINANCE CORPORATION+/-++                              5.36        10/15/2007            775,054
         86,076    AQUINAS FUNDING LLC++                                                  5.36        12/11/2006             85,200
      2,151,895    ATLAS CAPITAL FUNDING CORPORATION+/-++                                 5.31        10/20/2006          2,151,895
      4,303,790    ATLAS CAPITAL FUNDING CORPORATION+/-++                                 5.31        11/03/2006          4,303,790
      2,151,895    ATLAS CAPITAL FUNDING CORPORATION+/-++                                 5.31        12/22/2006          2,151,895
      2,151,895    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-++                      5.31        04/25/2007          2,151,981
      2,365,449    ATOMIUM FUNDING CORPORATION++                                          5.38        11/03/2006          2,354,402
      2,151,895    BANCO SANTANDER TOTTA LN+/-++                                          5.33        10/16/2007          2,151,831
      2,151,895    BANK OF AMERICA NA SERIES BKNT+/-                                      5.42        06/19/2007          2,152,175
      1,420,251    BANK ONE NA ILLINOIS SERIES BKNT+/-                                    5.55        01/12/2007          1,420,705
      2,582,274    BEAR STEARNS & COMPANY+/-                                              5.43        10/04/2006          2,582,274
        516,455    BEAR STEARNS & COMPANY SERIES MTNB+/-                                  5.66        01/16/2007            516,770
        988,753    BUCKINGHAM CDO LLC                                                     5.31        10/18/2006            986,449
      2,151,895    BUCKINGHAM III CDO LLC++                                               5.33        10/27/2006          2,144,041
      2,151,895    BUCKINGHAM III CDO LLC++                                               5.36        12/15/2006          2,128,762
         86,076    CAIRN HIGH GRADE FUNDING I LLC++                                       5.33        10/11/2006             85,962
        288,354    CAIRN HIGH GRADE FUNDING I LLC                                         5.32        10/26/2006            287,342
      1,721,516    CAIRN HIGH GRADE FUNDING I LLC++                                       5.33        11/14/2006          1,710,722
        494,850    CANCARA ASSET SECURITIZATION LLC++                                     5.33        10/04/2006            494,706
        985,051    CEDAR SPRINGS CAPITAL COMPANY++                                        5.28        10/03/2006            984,904
      1,588,099    CEDAR SPRINGS CAPITAL COMPANY                                          5.35        11/17/2006          1,577,458
        792,328    CEDAR SPRINGS CAPITAL COMPANY                                          5.35        12/06/2006            784,848
      4,303,790    CHEYNE FINANCE LLC++                                                   5.32        10/12/2006          4,297,507
      4,303,790    CHEYNE FINANCE LLC                                                     5.30        10/13/2006          4,296,861
      2,151,895    CHEYNE FINANCE LLC SERIES MTN+/-++                                     5.47        07/16/2007          2,151,981
     19,967,937    CITIGROUP REPURCHASE AGREEMENT (MATURITY VALUE $19,976,956)            5.42        10/02/2006         19,967,937
      2,584,856    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED++                     5.32        10/11/2006          2,581,444
        430,379    CULLINAN FINANCE CORPORATION                                           5.33        10/06/2006            430,125
         94,683    CULLINAN FINANCE CORPORATION++                                         5.34        10/12/2006             94,545
         68,861    CULLINAN FINANCE CORPORATION++                                         5.35        10/23/2006             68,650
      2,151,895    CULLINAN FINANCE CORPORATION SERIES MTN+/-++                           5.37        11/15/2006          2,152,110
      4,303,790    CULLINAN FINANCE CORPORATION SERIES MTN2+/-++                          5.29        06/25/2007          4,303,489
      2,151,895    DEER VALLEY FUNDING LLC                                                5.31        10/12/2006          2,148,753
         86,076    EDISON ASSET SECURITIZATION LLC                                        5.44        12/11/2006             85,200
      5,402,892    FAIRWAY FINANCE CORPORATION++                                          5.38        10/02/2006          5,402,892
        155,195    FAIRWAY FINANCE CORPORATION                                            5.35        10/23/2006            154,720
     25,822,741    FIRST BOSTON REPURCHASE AGREEMENT (MATURITY VALUE $25,834,426)         5.43        10/02/2006         25,822,741
        435,544    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                         5.36        10/12/2006            434,908
        189,367    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                       5.50        10/27/2006            188,676
        107,595    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                         5.46        11/06/2006            107,046
      1,262,990    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                       5.34        11/15/2006          1,254,882

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   LARGE COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$       107,595    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                         5.49%       11/27/2006    $       106,718
        137,721    GEMINI SECURITIZATION LLC++                                            5.35        10/30/2006            137,158
      2,086,477    GEORGE STREET FINANCE LLC++                                            5.36        10/12/2006          2,083,431
      3,458,526    GEORGE STREET FINANCE LLC++                                            5.33        10/16/2006          3,451,436
      1,796,832    GOLDMAN SACHS GROUP INCORPORATED SERIES MTNB+/-                        5.66        10/27/2006          1,797,192
      1,235,188    GOLDMAN SACHS GROUP INCORPORATED SERIES MTNB+/-                        5.46        03/30/2007          1,236,127
        258,227    GRAMPIAN FUNDING LLC++                                                 5.23        10/02/2006            258,227
        172,152    HARRIER FINANCE FUNDING LLC SERIES MTN+/-++                            5.48        05/15/2007            172,212
        301,265    HBOS TREASURY SERVICES PLC+/-++                                        5.58        01/12/2007            301,437
      1,207,213    HSBC BANK USA+/-                                                       5.41        12/14/2006          1,207,418
      3,012,653    IBM CORPORATION SERIES MTN+/-                                          5.36        06/28/2007          3,014,220
        216,825    ING AMERICA INSURANCE HOLDINGS INCORPORATED                            5.33        10/10/2006            216,571
      5,594,927    ING USA ANNUITY & LIFE INSURANCE+/-                                    5.40        09/17/2007          5,594,927
      2,151,895    INTESA BANK (IRELAND) PLC SERIES BKNT+/-++                             5.33        10/25/2007          2,151,701
        309,873    JUPITER SECURITIZATION CORPORATION++                                   5.34        10/13/2006            309,374
      1,050,125    K2 (USA) LLC                                                           5.34        11/10/2006          1,044,150
      1,291,137    KAUPTHING BANK SERIES MTN+/-++                                         5.39        03/20/2007          1,290,337
        305,741    KESTREL FUNDING (US) LLC++                                             5.36        10/05/2006            305,607
        369,093    KESTREL FUNDING (US) LLC                                               5.35        10/06/2006            368,875
        795,340    KLIO FUNDING CORPORATION++                                             5.39        11/03/2006            791,626
      1,733,739    KLIO III FUNDING CORPORATION++                                         5.30        10/19/2006          1,729,439
      1,503,314    KLIO III FUNDING CORPORATION++                                         5.41        10/20/2006          1,499,375
        150,374    LIBERTY STREET FUNDING CORPORATION                                     5.35        10/25/2006            149,869
        172,152    LIBERTY STREET FUNDING CORPORATION                                     5.34        11/15/2006            171,046
      2,151,895    LIQUID FUNDING LIMITED                                                 5.34        10/10/2006          2,149,377
      1,291,137    LIQUID FUNDING LIMITED+/-++                                            5.29        12/01/2006          1,291,137
      2,151,895    LIQUID FUNDING LIMITED++                                               5.35        12/07/2006          2,131,258
      1,291,137    LIQUID FUNDING LIMITED                                                 5.49        12/28/2006          1,274,817
        516,455    LIQUID FUNDING LIMITED SERIES MTN+/-++                                 5.34        02/20/2007            516,532
        860,758    MBIA GLOBAL FUNDING LLC+/-++                                           5.33        02/20/2007            860,801
      4,325,309    MERRILL LYNCH & COMPANY SERIES MTN+/-                                  5.66        10/27/2006          4,326,088
        129,114    MONT BLANC CAPITAL CORPORATION                                         5.35        10/27/2006            128,642
      2,582,274    MORGAN STANLEY+/-                                                      5.45        10/10/2006          2,582,274
        486,328    MORGAN STANLEY+/-                                                      5.50        11/09/2006            486,401
        513,873    MORGAN STANLEY+/-                                                      5.55        11/24/2006            514,027
      1,448,225    MORGAN STANLEY+/-                                                      5.64        01/12/2007          1,448,921
      2,151,895    MORGAN STANLEY+/-                                                      5.61        07/27/2007          2,154,348
        398,101    MORGAN STANLEY SERIES EXL+/-                                           5.39        10/15/2007            398,164
        473,417    NATIONWIDE BUILDING SOCIETY+/-++                                       5.51        12/11/2006            473,597
      1,542,048    NATIONWIDE BUILDING SOCIETY+/-++                                       5.61        07/20/2007          1,543,929
      1,205,061    NIEUW AMSTERDAM RECEIVABLES CORPORATION                                5.34        10/02/2006          1,205,061
         92,187    NORTH SEA FUNDING LLC                                                  5.42        10/23/2006             91,905
      1,348,377    NORTH SEA FUNDING LLC                                                  5.33        11/09/2006          1,340,907
      4,303,790    NORTHERN ROCK PLC+/-++SS.                                              5.33        11/05/2007          4,304,220
      1,291,137    PARAGON MORTGAGES PLC SERIES 12A+/-++                                  5.31        10/15/2006          1,291,137
        348,177    RACERS TRUST SERIES 2004-6-MM+/-++                                     5.35        09/22/2006            348,225
      3,437,351    REGENCY MARKETS #1 LLC++                                               5.34        10/06/2006          3,435,323

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   LARGE COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$       166,643    REGENCY MARKETS #1 LLC++                                               5.34%       10/16/2006    $       166,301
      4,303,790    SCALDIS CAPITAL LIMITED                                                5.32        10/31/2006          4,285,542
      1,721,516    SLM CORPORATION+/-++                                                   5.33        10/12/2007          1,721,964
      1,463,289    STANFIELD VICTORIA FUNDING LLC                                         5.40        11/27/2006          1,451,363
        995,295    TANGO FINANCE CORPORATION SERIES MTN+/-++                              5.39        10/25/2006            995,324
      2,059,191    THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++                   5.30        10/06/2006          2,057,976
         96,061    THUNDER BAY FUNDING LLC++                                              5.34        10/31/2006             95,653
        101,053    TICONDEROGA FUNDING LLC++                                              5.35        10/12/2006            100,905
        497,604    TRAVELERS INSURANCE COMPANY+/-                                         5.40        02/09/2007            497,594
      2,151,895    UNICREDITO ITALIANO BANK (IRELAND) SERIES EXL+/-++                     5.34        06/15/2007          2,151,938
      2,151,895    UNICREDITO ITALIANO BANK (IRELAND) SERIES LIB+/-++                     5.34        03/09/2007          2,152,239
      2,840,501    UNITEDHEALTH GROUP INCORPORATED                                        5.42        10/31/2006          2,828,458
        172,152    VERSAILLES CDS LLC++                                                   5.35        10/20/2006            171,701
      1,294,408    WHISTLEJACKET CAPITAL LIMITED                                          5.31        10/16/2006          1,291,754
        407,311    WHITE PINE FINANCE LLC                                                 5.30        10/02/2006            407,311
      1,506,154    WHITE PINE FINANCE LLC                                                 5.31        10/16/2006          1,503,072

                                                                                                                        196,037,552
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $199,760,553)                                                             199,760,553
                                                                                                                    ---------------

SHARES
SHORT-TERM INVESTMENTS - 0.97%
     29,968,431    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                          29,968,431
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $29,968,431)                                                                          29,968,431
                                                                                                                    ---------------
TOTAL INVESTMENTS IN SECURITIES
(COST $2,705,832,351)*                                      106.50%                                                 $ 3,293,412,171

OTHER ASSETS AND LIABILITIES, NET                            (6.50)                                                    (200,927,120)
                                                            ------                                                  ---------------

TOTAL NET ASSETS                                            100.00%                                                 $ 3,092,485,051
                                                            ======                                                  ===============

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+     NON-INCOME EARNING SECURITIES.

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

SS. THESE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE EFFECTIVE MATURITY.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

+++   SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $29,968,431.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $2,760,073,908 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

         GROSS UNREALIZED APPRECIATION                    $ 672,116,242
         GROSS UNREALIZED DEPRECIATION                     (138,777,979)
                                                          -------------
         NET UNREALIZED APPRECIATION (DEPRECIATION)       $ 533,338,263

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES            SECURITY NAME                                                                                          VALUE
COMMON STOCKS - 98.54%

AGRICULTURAL PRODUCTION CROPS - 0.26%
         25,614   DELTA & PINE LAND COMPANY                                                                         $     1,037,367
                                                                                                                    ---------------

AMUSEMENT & RECREATION SERVICES - 0.41%
         19,614   MULTIMEDIA GAMES INCORPORATED<<+                                                                          178,095
         34,268   PINNACLE ENTERTAINMENT INCORPORATED+                                                                      963,616
         16,649   WMS INDUSTRIES INCORPORATED<<+                                                                            486,317

                                                                                                                          1,628,028
                                                                                                                    ---------------

APPAREL & ACCESSORY STORES - 1.44%
         10,363   ASHWORTH INCORPORATED+                                                                                     70,987
         16,651   CHILDREN'S PLACE RETAIL STORES INCORPORATED<<+                                                          1,066,164
         26,698   CHRISTOPHER & BANKS CORPORATION                                                                           787,057
         32,532   DRESS BARN INCORPORATED<<+                                                                                709,848
         30,210   FINISH LINE INCORPORATED CLASS A<<                                                                        381,250
         31,542   HOT TOPIC INCORPORATED+                                                                                   351,378
         12,858   JOS. A. BANK CLOTHIERS INCORPORATED<<+                                                                    385,226
         19,022   STAGE STORES INCORPORATED                                                                                 558,105
         22,485   THE CATO CORPORATION CLASS A                                                                              492,646
         23,421   TWEEN BRANDS INCORPORATED+                                                                                880,630

                                                                                                                          5,683,291
                                                                                                                    ---------------

APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 1.16%
         22,804   GYMBOREE CORPORATION+                                                                                     961,873
         18,349   KELLWOOD COMPANY                                                                                          529,002
         39,523   PHILLIPS-VAN HEUSEN CORPORATION                                                                         1,650,876
         85,875   QUIKSILVER INCORPORATED<<+                                                                              1,043,381
         17,687   SKECHERS U.S.A. INCORPORATED CLASS A+                                                                     415,821

                                                                                                                          4,600,953
                                                                                                                    ---------------

AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS - 0.21%
         13,370   MARINEMAX INCORPORATED<<+                                                                                 340,267
         21,418   SONIC AUTOMOTIVE INCORPORATED                                                                             494,542

                                                                                                                            834,809
                                                                                                                    ---------------

AUTOMOTIVE REPAIR, SERVICES & PARKING - 0.09%
         11,689   CENTRAL PARKING CORPORATION                                                                               192,869
          8,579   MIDAS INCORPORATED+                                                                                       177,414

                                                                                                                            370,283
                                                                                                                    ---------------

BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS - 0.82%
          8,625   M I HOMES INCORPORATED                                                                                    304,894
          3,490   NVR INCORPORATED<<+                                                                                     1,867,150
         46,082   STANDARD-PACIFIC CORPORATION                                                                            1,082,927

                                                                                                                          3,254,971
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES            SECURITY NAME                                                                                          VALUE
BUSINESS SERVICES - 9.45%
         34,667   AARON RENTS INCORPORATED                                                                          $       796,648
         31,104   ABM INDUSTRIES INCORPORATED                                                                               583,511
         17,392   ADMINISTAFF INCORPORATED                                                                                  586,110
         22,685   ADVO INCORPORATED<<                                                                                       634,726
         17,037   ALTIRIS INCORPORATED+                                                                                     359,310
         27,367   ANSYS INCORPORATED+                                                                                     1,209,074
         20,879   ARBITRON INCORPORATED                                                                                     772,732
          8,143   BANKRATE INCORPORATED<<+                                                                                  216,278
         10,325   BLUE COAT SYSTEMS INCORPORATED+                                                                           185,953
         37,828   BRADY CORPORATION CLASS A                                                                               1,330,032
         21,805   CACI INTERNATIONAL INCORPORATED CLASS A<<+                                                              1,199,493
         20,079   CAPTARIS INCORPORATED+                                                                                    117,663
         14,430   CARREKER CORPORATION+                                                                                      88,600
         46,067   CERNER CORPORATION<<+                                                                                   2,091,442
         38,823   CIBER INCORPORATED+                                                                                       257,396
         32,315   COGNEX CORPORATION                                                                                        816,277
         31,206   DENDRITE INTERNATIONAL INCORPORATED+                                                                      305,195
         24,165   DIGITAL INSIGHT CORPORATION+                                                                              708,518
         33,250   EFUNDS CORPORATION+                                                                                       803,985
         39,526   EPICOR SOFTWARE CORPORATION+                                                                              518,186
         26,838   FACTSET RESEARCH SYSTEMS INCORPORATED                                                                   1,303,522
         30,291   FILENET CORPORATION<<+                                                                                  1,055,036
         16,324   GERBER SCIENTIFIC INCORPORATED                                                                            244,534
         18,942   GEVITY HR INCORPORATED                                                                                    431,499
         48,420   GLOBAL PAYMENTS INCORPORATED                                                                            2,130,964
         19,478   HEALTHCARE SERVICES GROUP                                                                                 490,054
         12,452   HEIDRICK & STRUGGLES INTERNATIONAL INCORPORATED+                                                          448,272
         41,089   HYPERION SOLUTIONS CORPORATION+                                                                         1,416,749
         22,355   INFOSPACE INCORPORATED+                                                                                   412,226
         27,519   INTERNET SECURITY SYSTEMS<<+                                                                              763,927
         20,836   JDA SOFTWARE GROUP INCORPORATED+                                                                          321,291
         31,637   KEANE INCORPORATED+                                                                                       455,889
         22,746   KRONOS INCORPORATED+                                                                                      775,411
         37,660   LABOR READY INCORPORATED+                                                                                 599,924
         12,998   LOJACK CORPORATION+                                                                                       254,631
         19,376   MANHATTAN ASSOCIATES INCORPORATED<<+                                                                      467,737
         15,229   MAPINFO CORPORATION+                                                                                      195,388
         20,310   MIVA INCORPORATED+                                                                                         67,023
         31,999   NAPSTER INCORPORATED+                                                                                     136,636
         23,126   NCO GROUP INCORPORATED+                                                                                   606,364
         14,132   NEOWARE SYSTEMS INCORPORATED<<+                                                                           192,054
         17,925   NETWORK EQUIPMENT TECHNOLOGY INCORPORATED+                                                                 73,851
         18,703   ON ASSIGNMENT INCORPORATED+                                                                               183,476
         14,739   OPEN SOLUTIONS INCORPORATED<<+                                                                            424,631
         15,831   PCTEL INCORPORATED+                                                                                       166,226
         18,150   PHOENIX TECHNOLOGIES LIMITED+                                                                              78,045
         11,348   PORTFOLIO RECOVERY ASSOCIATES INCORPORATED<<+                                                             497,837
         29,327   PROGRESS SOFTWARE CORPORATION+                                                                            762,502

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES            SECURITY NAME                                                                                          VALUE
BUSINESS SERVICES (CONTINUED)
         12,022   QUALITY SYSTEMS INCORPORATED                                                                      $       466,333
         18,412   RADIANT SYSTEMS INCORPORATED+                                                                             222,417
         15,285   RADISYS CORPORATION+                                                                                      324,806
         45,819   SECURE COMPUTING CORPORATION+                                                                             290,034
         40,334   SPHERION CORPORATION+                                                                                     288,388
         14,058   SPSS INCORPORATED+                                                                                        350,466
          8,076   STARTEK INCORPORATED                                                                                      100,708
         20,956   SYKES ENTERPRISES INCORPORATED<<+                                                                         426,455
         51,779   TAKE-TWO INTERACTIVE SOFTWARE INCORPORATED<<+                                                             738,369
         22,874   TALX CORPORATION                                                                                          560,870
         45,905   THQ INCORPORATED<<+                                                                                     1,339,049
         18,182   TRADESTATION GROUP INCORPORATED+                                                                          274,003
         46,359   UNITED ONLINE INCORPORATED<<                                                                              564,653
          6,915   VERTRUE INCORPORATED<<+                                                                                   271,898
         15,451   VIAD CORPORATION                                                                                          547,120
          6,137   VOLT INFORMATION SCIENCE INCORPORATED+                                                                    218,170
         30,351   WEBEX COMMUNICATIONS INCORPORATED+                                                                      1,184,296
         33,682   WEBSENSE INCORPORATED<<+                                                                                  727,868

                                                                                                                         37,432,731
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 3.56%
         30,522   ALPHARMA INCORPORATED CLASS A<<                                                                           713,910
         17,222   ARCH CHEMICALS INCORPORATED                                                                               489,966
         20,060   ARQULE INCORPORATED+                                                                                       84,453
         12,350   BRADLEY PHARMACEUTICALS INCORPORATED<<+                                                                   196,612
         19,161   CAMBREX CORPORATION                                                                                       396,824
         24,564   CONNECTICS CORPORATION<<+                                                                                 267,748
         24,422   GEORGIA GULF CORPORATION                                                                                  669,651
         42,529   HB FULLER COMPANY                                                                                         996,880
         22,228   IDEXX LABORATORIES INCORPORATED+                                                                        2,025,860
         48,286   IMMUCOR INCORPORATED+                                                                                   1,082,089
         17,826   MACDERMID INCORPORATED                                                                                    581,484
         56,040   MGI PHARMA INCORPORATED<<+                                                                                964,448
         40,290   NBTY INCORPORATED<<+                                                                                    1,179,288
         16,975   NOVEN PHARMACEUTICALS INCORPORATED+                                                                       409,437
         20,930   OM GROUP INCORPORATED+                                                                                    919,664
         29,635   OMNOVA SOLUTIONS INCORPORATED+                                                                            123,874
         19,279   PAREXEL INTERNATIONAL CORPORATION+                                                                        637,942
          6,372   PENFORD CORPORATION                                                                                        96,472
         66,141   POLYONE CORPORATION+                                                                                      550,955
          7,043   QUAKER CHEMICAL CORPORATION                                                                               136,986
         21,115   SCIELE PHARMA INCORPORATED<<+                                                                             397,807
         11,384   SURMODICS INCORPORATED<<+                                                                                 399,806
         29,434   TRONOX INCORPORATED CLASS B                                                                               375,872
          6,480   USANA HEALTH SCIENCES INCORPORATED<<+                                                                     288,943
         23,343   WELLMAN INCORPORATED                                                                                       93,139

                                                                                                                         14,080,110
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES            SECURITY NAME                                                                                          VALUE
COAL MINING - 0.52%
         57,312   MASSEY ENERGY COMPANY                                                                             $     1,200,113
         13,309   PENN VIRGINIA CORPORATION<<                                                                               843,924

                                                                                                                          2,044,037
                                                                                                                    ---------------

COMMUNICATIONS - 1.24%
         24,021   ANIXTER INTERNATIONAL INCORPORATED<<+                                                                   1,356,466
         12,931   AUDIOVOX CORPORATION CLASS A+                                                                             180,000
         35,995   BRIGHTPOINT INCORPORATED+                                                                                 511,852
         32,138   GENERAL COMMUNICATION INCORPORATED CLASS A+                                                               398,190
         35,460   J2 GLOBAL COMMUNICATIONS INCORPORATED+                                                                    963,448
         46,733   LIVE NATION INCORPORATED+                                                                                 954,288
         21,157   NOVATEL WIRELESS INCORPORATED<<+                                                                          203,742
         54,952   RADIO ONE INCORPORATED CLASS D+                                                                           343,450

                                                                                                                          4,911,436
                                                                                                                    ---------------

COMPUTERS-INTERGRATED SYSTEMS - 0.08%
         21,828   AGILYSYS INCORPORATED                                                                                     306,465
                                                                                                                    ---------------

CONSTRUCTION SPECIAL TRADE CONTRACTORS - 0.58%
         18,736   CHEMED CORPORATION                                                                                        604,423
         22,521   EMCOR GROUP INCORPORATED<<+                                                                             1,235,052
         19,427   INSITUFORM TECHNOLOGIES INCORPORATED CLASS A<<+                                                           471,688

                                                                                                                          2,311,163
                                                                                                                    ---------------

DEPOSITORY INSTITUTIONS - 7.96%
         12,989   ANCHOR BANCORP WISCONSIN INCORPORATED                                                                     370,966
         42,921   BANK MUTUAL CORPORATION                                                                                   520,632
         32,839   BANKATLANTIC BANCORP INCORPORATED CLASS A                                                                 466,971
         22,763   BANKUNITED FINANCIAL CORPORATION CLASS A<<                                                                593,431
         25,995   BOSTON PRIVATE FINANCIAL HOLDINGS INCORPORATED                                                            724,741
         43,953   BROOKLINE BANCORP INCORPORATED                                                                            604,354
         21,759   CENTRAL PACIFIC FINANCIAL CORPORATION                                                                     795,944
         32,816   CHITTENDEN CORPORATION                                                                                    941,484
         21,306   COMMUNITY BANK SYSTEM INCORPORATED                                                                        472,141
         19,651   DIME COMMUNITY BANCSHARES                                                                                 289,459
         13,916   DOWNEY FINANCIAL CORPORATION                                                                              925,971
         43,499   EAST WEST BANCORP INCORPORATED<<                                                                        1,722,995
         15,551   FIDELITY BANKSHARES INCORPORATED                                                                          606,645
         57,678   FIRST BANCORP PUERTO RICO<<                                                                               637,919
         44,745   FIRST COMMONWEALTH FINANCIAL CORPORATION                                                                  583,027
          9,291   FIRST INDIANA CORPORATION                                                                                 241,659
         35,635   FIRST MIDWEST BANCORP INCORPORATED                                                                      1,350,210
         18,813   FIRST REPUBLIC BANK                                                                                       800,681
         11,852   FIRSTFED FINANCIAL CORPORATION<<+                                                                         672,245
         27,665   FLAGSTAR BANCORP INCORPORATED                                                                             402,526
         16,718   FRANKLIN BANK CORPORATION+                                                                                332,354
         23,164   GLACIER BANCORP INCORPORATED                                                                              791,514
         29,322   HANMI FINANCIAL CORPORATION                                                                               574,711
         14,099   HARBOR FLORIDA BANCSHARES INCORPORATED<<                                                                  624,727

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES            SECURITY NAME                                                                                          VALUE
DEPOSITORY INSTITUTIONS (CONTINUED)
         14,581   INDEPENDENT BANK CORPORATION                                                                      $       354,027
         13,380   IRWIN FINANCIAL CORPORATION                                                                               261,713
         17,232   JPMORGAN CHASE & COMPANY                                                                                  179,902
         20,014   MAF BANCORP INCORPORATED                                                                                  826,378
              1   MARSHALL & ILSLEY CORPORATION                                                                                  25
         14,834   NARA BANK NATIONAL ASSOCIATION                                                                            271,314
         12,710   PRIVATEBANCORP INCORPORATED                                                                               581,101
         18,475   PROSPERITY BANCSHARES INCORPORATED                                                                        628,889
         23,378   PROVIDENT BANKSHARES CORPORATION                                                                          866,155
         53,235   REPUBLIC BANCORP INCORPORATED                                                                             709,625
         53,617   SOUTH FINANCIAL GROUP INCORPORATED                                                                      1,395,651
         13,355   STERLING BANCORPORATION NEW YORK                                                                          262,559
         32,679   STERLING BANCSHARES INCORPORATED TEXAS                                                                    661,750
         26,347   STERLING FINANCIAL CORPORATION                                                                            854,433
         36,970   SUSQUEHANNA BANCSHARES INCORPORATED                                                                       903,547
         53,546   TRUSTCO BANK CORPORATION NEW YORK SHARES<<                                                                580,439
         67,453   UCBH HOLDINGS INCORPORATED                                                                              1,177,729
         41,237   UMPQUA HOLDINGS CORPORATION                                                                             1,179,378
         26,306   UNITED BANKSHARES INCORPORATED                                                                            979,109
         46,950   WHITNEY HOLDING CORPORATION                                                                             1,679,402
         11,017   WILSHIRE BANCORP INCORPORATED                                                                             209,764
         18,289   WINTRUST FINANCIAL CORPORATION                                                                            917,193

                                                                                                                         31,527,390
                                                                                                                    ---------------

DURABLE GOODS - CONSUMER - 0.03%
         15,557   STURM, RUGER & COMPANY INCORPORATED                                                                       120,411
                                                                                                                    ---------------

EATING & DRINKING PLACES - 2.29%
         23,759   CEC ENTERTAINMENT INCORPORATED+                                                                           748,646
         11,319   IHOP CORPORATION                                                                                          524,636
         25,282   JACK IN THE BOX INCORPORATED+                                                                           1,319,215
         12,163   LANDRY'S RESTAURANTS INCORPORATED                                                                         366,714
         13,224   LONE STAR STEAKHOUSE & SALOON INCORPORATED                                                                367,230
         16,546   O'CHARLEYS INCORPORATED+                                                                                  313,878
         18,953   P.F. CHANG'S CHINA BISTRO INCORPORATED<<+                                                                 657,859
         17,089   PAPA JOHNS INTERNATIONAL INCORPORATED+                                                                    617,084
         24,272   RARE HOSPITALITY INTERNATIONAL INCORPORATED+                                                              741,752
         11,814   RED ROBIN GOURMET BURGERS INCORPORATED<<+                                                                 544,744
         30,206   RYAN'S RESTAURANT GROUP INCORPORATED+                                                                     479,369
         60,962   SONIC CORPORATION+                                                                                      1,378,351
         20,076   STEAK N SHAKE COMPANY+                                                                                    339,084
         44,187   TRIARC COMPANIES INCORPORATED CLASS B                                                                     668,107

                                                                                                                          9,066,669
                                                                                                                    ---------------

EDUCATIONAL SERVICES - 0.07%
         16,488   UNIVERSAL TECHNICAL INSTITUTE INCORPORATED+                                                               294,970
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES            SECURITY NAME                                                                                          VALUE
ELECTRIC, GAS & SANITARY SERVICES - 5.18%
         21,640   ALLETE INCORPORATED                                                                               $       940,258
         12,120   AMERICAN STATES WATER COMPANY                                                                             463,590
         58,236   ATMOS ENERGY CORPORATION                                                                                1,662,638
         35,030   AVISTA CORPORATION                                                                                        829,510
          8,212   CASCADE NATURAL GAS CORPORATION                                                                           214,251
          7,202   CENTRAL VERMONT PUBLIC SERVICE                                                                            159,236
          9,674   CH ENERGY GROUP INCORPORATED                                                                              497,921
         40,338   CLECO CORPORATION                                                                                       1,018,131
         34,585   EL PASO ELECTRIC COMPANY+                                                                                 772,629
         51,737   ENERGEN CORPORATION                                                                                     2,166,228
          3,765   GREEN MOUNTAIN POWER CORPORATION                                                                          125,638
         15,242   LACLEDE GROUP INCORPORATED                                                                                488,963
         20,041   NEW JERSEY RESOURCES                                                                                      988,021
         19,661   NORTHWEST NATURAL GAS COMPANY                                                                             772,284
         53,762   PIEDMONT NATURAL GAS COMPANY<<                                                                          1,360,716
         20,864   SOUTH JERSEY INDUSTRIES INCORPORATED                                                                      624,042
         71,983   SOUTHERN UNION COMPANY                                                                                  1,901,063
         29,152   SOUTHWEST GAS CORPORATION                                                                                 971,345
         75,236   UGI CORPORATION                                                                                         1,839,520
         17,583   UIL HOLDINGS CORPORATION                                                                                  659,363
         25,096   UNISOURCE ENERGY CORPORATION                                                                              836,450
         32,541   WASTE CONNECTIONS INCORPORATED<<+                                                                       1,233,629

                                                                                                                         20,525,426
                                                                                                                    ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 6.61%
         18,591   ACTEL CORPORATION+                                                                                        289,090
         31,263   ACUITY BRANDS INCORPORATED                                                                              1,419,340
         82,781   ADAPTEC INCORPORATED+                                                                                     365,064
         25,238   ADVANCED ENERGY INDUSTRIES INCORPORATED+                                                                  430,056
         53,666   AEROFLEX INCORPORATED+                                                                                    551,686
         16,177   AO SMITH CORPORATION<<                                                                                    637,859
          8,488   APPLIED SIGNAL TECHNOLOGY INCORPORATED                                                                    125,962
         26,036   ATMI INCORPORATED+                                                                                        756,867
         20,709   BALDOR ELECTRIC COMPANY                                                                                   638,458
          8,430   BEL FUSE INCORPORATED CLASS B                                                                             270,519
         46,080   BENCHMARK ELECTRONICS INCORPORATED<<+                                                                   1,238,630
         18,280   C&D TECHNOLOGIES INCORPORATED<<                                                                           129,788
         34,254   C-COR INCORPORATED+                                                                                       293,899
          7,512   CATAPULT COMMUNICATIONS CORPORATION+                                                                       62,800
         19,144   CERADYNE INCORPORATED<<+                                                                                  786,627
         28,000   CHECKPOINT SYSTEMS INCORPORATED+                                                                          462,280
         16,290   COMTECH TELECOMMUNICATIONS CORPORATION+                                                                   545,389
         25,623   CTS CORPORATION                                                                                           353,085
         11,061   CUBIC CORPORATION                                                                                         216,574
         28,057   CYMER INCORPORATED<<+                                                                                   1,231,983
         14,070   DIODES INCORPORATED+                                                                                      607,402
         14,268   DIONEX CORPORATION+                                                                                       726,812
         23,255   DITECH NETWORKS INCORPORATED+                                                                             179,296

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES            SECURITY NAME                                                                                          VALUE
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT (CONTINUED)
         20,976   DSP GROUP INCORPORATED+                                                                           $       479,302
         20,767   ELECTRO SCIENTIFIC INDUSTRIES INCORPORATED+                                                               427,800
         25,716   EXAR CORPORATION+                                                                                         341,766
         15,572   GREATBATCH INCORPORATED+                                                                                  352,239
         53,231   HARMONIC INCORPORATED+                                                                                    391,248
         18,344   HUTCHINSON TECHNOLOGY INCORPORATED<<+                                                                     385,774
         15,200   INTER-TEL INCORPORATED                                                                                    328,320
         15,941   LITTELFUSE INCORPORATED+                                                                                  553,153
         20,777   MAGNETEK INCORPORATED+                                                                                     71,888
         14,972   MERCURY COMPUTER SYSTEMS INCORPORATED+                                                                    177,418
         26,623   METHODE ELECTRONICS INCORPORATED                                                                          253,185
         50,757   MICROSEMI CORPORATION+                                                                                    956,769
         29,812   MOOG INCORPORATED CLASS A+                                                                              1,033,267
          3,362   NATIONAL PRESTO INDUSTRIES INCORPORATED                                                                   185,818
         14,405   PARK ELECTROCHEMICAL CORPORATION                                                                          456,350
         18,790   PERICOM SEMICONDUCTOR+                                                                                    183,203
         29,775   PHOTRONICS INCORPORATED+                                                                                  420,721
         22,035   REGAL-BELOIT CORPORATION                                                                                  958,523
         12,503   ROGERS CORPORATION+                                                                                       772,060
        114,943   SKYWORKS SOLUTIONS INCORPORATED+                                                                          596,554
         15,766   STANDARD MICROSYSTEMS CORPORATION<<+                                                                      448,070
          9,765   SUPERTEX INCORPORATED<<+                                                                                  379,566
         32,797   SYMMETRICOM INCORPORATED+                                                                                 264,672
         17,875   SYNAPTICS INCORPORATED<<+                                                                                 435,614
         28,972   TECHNITROL INCORPORATED                                                                                   864,814
          9,784   TOLLGRADE COMMUNICATIONS INCORPORATED+                                                                     87,567
         39,296   VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES INCORPORATED+                                                 1,442,163
         17,335   VIASAT INCORPORATED+                                                                                      434,762
         14,084   VICOR CORPORATION                                                                                         162,529

                                                                                                                         26,164,581
                                                                                                                    ---------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 1.37%
          9,280   CDI CORPORATION                                                                                           192,189
         15,369   MAXMUS INCORPORATED                                                                                       401,131
         23,720   PER-SE TECHNOLOGIES INCORPORATED+                                                                         540,342
         13,236   PHARMANET DEVELOPMENT GROUP INCORPORATED<<+                                                               257,175
         40,662   REGENERON PHARMACEUTICAL INCORPORATED+                                                                    637,987
         41,141   TETRA TECH INCORPORATED+                                                                                  716,676
         37,057   URS CORPORATION+                                                                                        1,441,147
         30,271   WATSON WYATT & COMPANY HOLDINGS                                                                         1,238,689

                                                                                                                          5,425,336
                                                                                                                    ---------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 1.68%
         24,870   APTARGROUP INCORPORATED                                                                                 1,265,386
         18,672   GRIFFON CORPORATION<<+                                                                                    445,701
         19,800   MASCOTECH ESCROW INCORPORATED+(a)                                                                               0
          9,204   MATERIAL SCIENCES CORPORATION+                                                                             91,672
         25,275   MOBILE MINI INCORPORATED+                                                                                 718,063

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES            SECURITY NAME                                                                                          VALUE
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT (CONTINUED)
         14,682   NCI BUILDING SYSTEMS INCORPORATED+                                                                $       854,052
         57,393   SHAW GROUP INCORPORATED+                                                                                1,356,771
         26,095   SIMPSON MANUFACTURING COMPANY INCORPORATED<<                                                              705,348
         12,201   VALMONT INDUSTRIES INCORPORATED                                                                           637,502
         17,949   WATTS WATER TECHNOLOGIES INCORPORATED                                                                     570,060

                                                                                                                          6,644,555
                                                                                                                    ---------------

FINANCE COMPANIES - 0.02%
         18,967   REWARDS NETWORK INCORPORATED<<+                                                                            92,369
                                                                                                                    ---------------

FOOD & KINDRED PRODUCTS - 1.78%
         13,156   AMERICAN ITALIAN PASTA COMPANY CLASS A<<                                                                  102,354
         52,478   CORN PRODUCTS INTERNATIONAL INCORPORATED                                                                1,707,634
         37,169   FLOWERS FOODS INCORPORATED                                                                                999,103
         43,443   HANSEN NATURAL CORPORATION<<+                                                                           1,411,029
          9,749   J & J SNACK FOODS CORPORATION                                                                             303,194
         21,973   LANCE INCORPORATED                                                                                        483,845
          9,877   PEET'S COFFEE & TEA INCORPORATED+                                                                         247,024
         19,027   RALCORP HOLDINGS INCORPORATED+                                                                            917,672
         11,315   SANDERSON FARMS INCORPORATED                                                                              366,153
         22,269   TREEHOUSE FOODS INCORPORATED+                                                                             526,662

                                                                                                                          7,064,670
                                                                                                                    ---------------

FOOD STORES - 0.41%
         13,904   GREAT ATLANTIC & PACIFIC TEA COMPANY INCORPORATED                                                         334,808
         22,445   PANERA BREAD COMPANY<<+                                                                                 1,307,421

                                                                                                                          1,642,229
                                                                                                                    ---------------

FURNITURE & FIXTURES - 0.58%
          8,416   BASSETT FURNITURE INDUSTRIES INCORPORATED                                                                 136,676
         23,583   ETHAN ALLEN INTERIORS INCORPORATED                                                                        817,387
         36,812   LA-Z-BOY INCORPORATED<<                                                                                   513,896
         38,335   SELECT COMFORT CORPORATION<<+                                                                             838,770

                                                                                                                          2,306,729
                                                                                                                    ---------------

GENERAL MERCHANDISE STORES - 0.37%
         35,979   CASEY'S GENERAL STORES INCORPORATED                                                                       801,252
         28,528   FRED'S INCORPORATED                                                                                       360,023
         19,304   STEIN MART INCORPORATED                                                                                   293,614

                                                                                                                          1,454,889
                                                                                                                    ---------------

HEALTH SERVICES - 2.82%
         11,495   AMEDISYS INCORPORATED<<+                                                                                  456,007
         21,311   AMSURG CORPORATION<<+                                                                                     474,383
         15,569   CROSS COUNTRY HEALTHCARE INCORPORATED+                                                                    264,673
         15,946   CRYOLIFE INCORPORATED<<+                                                                                  102,852
         19,564   ENZO BIOCHEM INCORPORATED<<+                                                                              238,485
         14,023   GENESIS HEALTHCARE CORPORATION+                                                                           667,915
         19,361   GENTIVA HEALTH SERVICES INCORPORATED+                                                                     318,295

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES            SECURITY NAME                                                                                          VALUE
HEALTH SERVICES (CONTINUED)
         24,686   HEALTHWAYS INCORPORATED+                                                                          $     1,100,996
         47,517   HOOPER HOLMES INCORPORATED                                                                                160,132
         20,914   INVENTIV HEALTH INCORPORATED+                                                                             669,875
         14,909   LCA-VISION INCORPORATED<<                                                                                 615,870
         15,152   MATRIA HEALTHCARE INCORPORATED<<+                                                                         421,074
         23,412   NAUTILUS GROUP INCORPORATED<<                                                                             321,915
         24,512   ODYSSEY HEALTHCARE INCORPORATED+                                                                          347,580
         34,615   PEDIATRIX MEDICAL GROUP INCORPORATED+                                                                   1,578,444
         12,251   REHABCARE GROUP INCORPORATED+                                                                             160,488
         40,113   SIERRA HEALTH SERVICES INCORPORATED<<+                                                                  1,517,876
         31,971   SUNRISE SENIOR LIVING INCORPORATED+                                                                       954,974
         31,814   UNITED SURGICAL PARTNERS INTERNATIONAL INCORPORATED+                                                      789,942

                                                                                                                         11,161,776
                                                                                                                    ---------------

HOLDING & OTHER INVESTMENT OFFICES - 3.18%
          9,346   4KIDS ENTERTAINMENT INCORPORATED+                                                                         154,209
         22,676   ACADIA REALTY TRUST                                                                                       578,238
         32,791   COLONIAL PROPERTIES TRUST                                                                               1,567,738
         16,747   EASTGROUP PROPERTIES INCORPORATED                                                                         835,005
         18,886   ENTERTAINMENT PROPERTIES TRUST                                                                            931,458
         16,515   ESSEX PROPERTY TRUST INCORPORATED                                                                       2,004,921
         23,015   GLENBOROUGH REALTY TRUST INCORPORATED                                                                     592,176
         23,116   KILROY REALTY CORPORATION                                                                               1,741,559
         14,646   LTC PROPERTIES INCORPORATED                                                                               355,166
         17,161   MID-AMERICA APARTMENT COMMUNITIES INCORPORATED+                                                         1,050,596
         41,488   NATIONAL RETAIL PROPERTIES INCORPORATED<<                                                                 896,141
         10,147   PARKWAY PROPERTIES INCORPORATED                                                                           471,734
         11,394   PS BUSINESS PARKS INCORPORATED                                                                            687,058
         12,899   SOVRAN SELF STORAGE INCORPORATED                                                                          716,539

                                                                                                                         12,582,538
                                                                                                                    ---------------

HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 0.45%
         21,702   BELL MICROPRODUCTS INCORPORATED+                                                                          112,633
         15,748   COST PLUS INCORPORATED<<+                                                                                 188,504
         20,887   GUITAR CENTER INCORPORATED<<+                                                                             933,231
         16,160   HAVERTY FURNITURE COMPANIES INCORPORATED                                                                  257,752
         21,267   TUESDAY MORNING CORPORATION<<                                                                             295,186

                                                                                                                          1,787,306
                                                                                                                    ---------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 0.44%
         26,042   AZTAR CORPORATION+                                                                                      1,380,486
         15,259   MARCUS CORPORATION                                                                                        350,499

                                                                                                                          1,730,985
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 5.64%
         14,655   A.S.V. INCORPORATED<<+                                                                                    218,506
         13,414   ASTEC INDUSTRIES INCORPORATED+                                                                            338,704
         72,258   AXCELIS TECHNOLOGIES INCORPORATED+                                                                        510,141

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES            SECURITY NAME                                                                                          VALUE
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT (CONTINUED)
         12,618   BLACK BOX CORPORATION                                                                             $       491,093
         36,553   BRIGGS & STRATTON CORPORATION<<                                                                         1,007,035
         53,781   BROOKS AUTOMATION INCORPORATED<<+                                                                         701,842
          8,376   DRIL-QUIP INCORPORATED+                                                                                   566,888
         15,093   ENPRO INDUSTRIES INCORPORATED+                                                                            453,696
         37,466   GARDNER DENVER INCORPORATED+                                                                            1,239,375
         37,016   GLOBAL IMAGING SYSTEMS INCORPORATED<<+                                                                    816,943
         14,349   HYDRIL COMPANY+                                                                                           804,405
         38,157   IDEX CORPORATION                                                                                        1,642,659
         75,901   JLG INDUSTRIES INCORPORATED                                                                             1,503,599
         20,117   KAYDON CORPORATION                                                                                        744,731
         22,022   KOMAG INCORPORATED<<+                                                                                     703,823
         40,725   KULICKE & SOFFA INDUSTRIES INCORPORATED+                                                                  360,009
         42,958   LENNOX INTERNATIONAL INCORPORATED                                                                         983,738
          8,239   LINDSAY MANUFACTURING COMPANY                                                                             236,871
         10,621   LUFKIN INDUSTRIES INCORPORATED                                                                            562,063
         43,942   MANITOWOC COMPANY INCORPORATED                                                                          1,968,162
         27,743   MICROS SYSTEMS INCORPORATED<<+                                                                          1,357,188
         23,845   NETGEAR INCORPORATED<<+                                                                                   490,969
         29,361   PAXAR CORPORATION+                                                                                        586,633
         12,167   PLANAR SYSTEMS INCORPORATED+                                                                              138,095
         11,882   ROBBINS & MYERS INCORPORATED                                                                              367,391
         18,360   SCANSOURCE INCORPORATED+                                                                                  556,859
         29,236   TORO COMPANY                                                                                            1,232,882
         16,840   ULTRATECH INCORPORATED+                                                                                   224,309
         17,463   WATSCO INCORPORATED                                                                                       803,473
         20,996   WOODWARD GOVERNOR COMPANY                                                                                 704,206

                                                                                                                         22,316,288
                                                                                                                    ---------------

INSURANCE AGENTS, BROKERS & SERVICE - 0.27%
         25,459   HILB, ROGAL & HAMILTON COMPANY                                                                          1,085,826
                                                                                                                    ---------------

INSURANCE CARRIERS - 3.16%
         37,120   AMERIGROUP CORPORATION+                                                                                 1,096,896
         30,839   CENTENE CORPORATION+                                                                                      506,993
         30,594   DELPHI FINANCIAL GROUP INCORPORATED CLASS A                                                             1,220,089
         48,347   FREMONT GENERAL CORPORATION                                                                               676,375
         14,468   INFINITY PROPERTY & CASUALTY CORPORATION                                                                  595,069
         12,168   LANDAMERICA FINANCIAL GROUP INCORPORATED                                                                  800,533
         40,688   PHILADELPHIA CONSOLIDATED HOLDING CORPORATION+                                                          1,618,569
         15,347   PRESIDENTIAL LIFE CORPORATION                                                                             343,312
         23,687   PROASSURANCE CORPORATION+                                                                               1,167,295
         14,646   RLI CORPORATION                                                                                           743,870
         10,164   SAFETY INSURANCE GROUP INCORPORATED                                                                       494,580
          7,155   SCPIE HOLDINGS INCORPORATED+                                                                              168,429
         20,821   SELECTIVE INSURANCE GROUP INCORPORATED                                                                  1,095,393
         13,006   STEWART INFORMATION SERVICES CORPORATION                                                                  452,219

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES            SECURITY NAME                                                                                          VALUE
INSURANCE CARRIERS (CONTINUED)
         14,988   UNITED FIRE & CASUALTY COMPANY                                                                    $       469,124
         26,404   ZENITH NATIONAL INSURANCE CORPORATION                                                                   1,053,256

                                                                                                                         12,502,002
                                                                                                                    ---------------

LEATHER & LEATHER PRODUCTS - 0.47%
         20,421   BROWN SHOE COMPANY INCORPORATED                                                                           731,889
         16,277   GENESCO INCORPORATED<<+                                                                                   561,068
         18,910   K-SWISS INCORPORATED                                                                                      568,435

                                                                                                                          1,861,392
                                                                                                                    ---------------

LEGAL SERVICES - 0.07%
          6,746   PRE-PAID LEGAL SERVICES INCORPORATED<<                                                                    267,614
                                                                                                                    ---------------

LUMBER & WOOD PRODUCTS, EXCEPT FURNITURE - 0.43%
         54,568   CHAMPION ENTERPRISES INCORPORATED+                                                                        376,519
         11,177   COACHMEN INDUSTRIES INCORPORATED                                                                          120,823
          7,260   DELTIC TIMBER CORPORATION                                                                                 346,012
          4,850   SKYLINE CORPORATION                                                                                       185,319
         13,443   UNIVERSAL FOREST PRODUCTS                                                                                 659,379

                                                                                                                          1,688,052
                                                                                                                    ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 7.66%
         49,903   AMERICAN MEDICAL SYSTEMS HOLDINGS INCORPORATED<<+                                                         919,712
          9,955   ANALOGIC CORPORATION                                                                                      510,891
         21,539   ARMOR HOLDINGS INCORPORATED+                                                                            1,234,831
         18,865   ARTHROCARE CORPORATION+                                                                                   884,014
         16,846   BIOLASE TECHNOLOGY INCORPORATED<<                                                                         105,288
         12,412   BIOSITE INCORPORATED+                                                                                     573,807
          9,996   CNS INCORPORATED                                                                                          282,187
         22,305   COHERENT INCORPORATED+                                                                                    773,091
         16,133   COHU INCORPORATED                                                                                         287,651
         19,902   CONMED CORPORATION+                                                                                       420,131
         32,083   COOPER COMPANIES INCORPORATED                                                                           1,716,441
         15,446   CYBERONICS INCORPORATED<<+                                                                                270,768
          9,033   DATASCOPE CORPORATION                                                                                     302,335
         16,373   DJ ORTHOPEDICS INCORPORATED+                                                                              679,971
         11,332   EDO CORPORATION<<                                                                                         259,276
         18,182   ESTERLINE TECHNOLOGIES CORPORATION+                                                                       613,824
         18,070   FEI COMPANY<<+                                                                                            381,458
         48,986   FLIR SYSTEMS INCORPORATED<<+                                                                            1,330,460
         32,258   FOSSIL INCORPORATED<<+                                                                                    694,837
         19,274   HAEMONETICS CORPORATION+                                                                                  902,023
         37,611   HOLOGIC INCORPORATED+                                                                                   1,636,831
         10,322   ICU MEDICAL INCORPORATED+                                                                                 469,445
         49,900   INPUT OUTPUT INCORPORATED<<+                                                                              495,507
         14,372   INTEGRA LIFESCIENCES HOLDINGS<<+                                                                          538,663
         28,055   INTERMAGNETICS GENERAL CORPORATION+                                                                       758,888
         22,750   INVACARE CORPORATION                                                                                      535,080

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES            SECURITY NAME                                                                                          VALUE
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS (CONTINUED)
         18,194   ITRON INCORPORATED<<+                                                                             $     1,015,225
         10,036   KEITHLEY INSTRUMENTS INCORPORATED                                                                         127,959
          8,247   KENSEY NASH CORPORATION+                                                                                  241,390
         48,446   KOPIN CORPORATION+                                                                                        162,294
         29,640   MENTOR CORPORATION                                                                                      1,493,560
         15,287   MERIDIAN DIAGNOSTICS, INCORPORATED+                                                                       359,397
         19,520   MERIT MEDICAL SYSTEMS INCORPORATED<<+                                                                     265,082
         12,995   MTS SYSTEMS CORPORATION                                                                                   420,258
         12,343   OSTEOTECH INCORPORATED+                                                                                    50,483
         12,592   PALOMAR MEDICAL TECHNOLOGIES INCORPORATED+                                                                531,382
         12,172   PHOTON DYNAMICS INCORPORATED+                                                                             161,522
         16,507   POLYMEDICA CORPORATION<<                                                                                  706,665
         12,270   POSSIS MEDICAL INCORPORATED+                                                                              120,860
         51,869   RESPIRONICS INCORPORATED+                                                                               2,002,662
         17,688   RUDOLPH TECHNOLOGIES INCORPORATED+                                                                        324,221
         18,486   SONIC SOLUTIONS<<+                                                                                        281,727
         24,542   TELEDYNE TECHNOLOGIES INCORPORATED+                                                                       971,863
         22,905   THERAGENICS CORPORATION+                                                                                   65,966
         39,333   TRIMBLE NAVIGATION LIMITED+                                                                             1,851,798
         21,931   VEECO INSTRUMENTS INCORPORATED<<+                                                                         441,910
         23,197   VIASYS HEALTHCARE INCORPORATED+                                                                           631,886
          5,565   VITAL SIGNS INCORPORATED                                                                                  315,035
         20,401   X-RITE INCORPORATED<<                                                                                     219,107

                                                                                                                         30,339,662
                                                                                                                    ---------------

METAL MINING - 0.29%
         29,734   CLEVELAND CLIFFS INCORPORATED<<                                                                         1,133,163
                                                                                                                    ---------------

MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS - 0.10%
         15,621   AMCOL INTERNATIONAL CORPORATION                                                                           389,119
                                                                                                                    ---------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.72%
         22,574   DAKTRONICS INCORPORATED                                                                                   467,056
         19,670   JAKKS PACIFIC INCORPORATED+                                                                               350,716
         33,616   K2 INCORPORATED+                                                                                          394,316
         11,577   LYDALL INCORPORATED+                                                                                      103,035
         14,925   RC2 CORPORATION+                                                                                          500,435
          8,185   RUSS BERRIE & COMPANY INCORPORATED                                                                        124,739
         24,933   SHUFFLE MASTER INCORPORATED<<+                                                                            673,440
          8,830   STANDEX INTERNATIONAL CORPORATION                                                                         246,180

                                                                                                                          2,859,917
                                                                                                                    ---------------

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES            SECURITY NAME                                                                                          VALUE
MISCELLANEOUS RETAIL - 1.25%
         21,134   CASH AMERICA INTERNATIONAL INCORPORATED                                                           $       825,917
         13,660   HANCOCK FABRICS INCORPORATED<<                                                                             39,204
         22,863   HIBBETT SPORTING GOODS INCORPORATED+                                                                      598,553
         17,339   JO ANN STORES INCORPORATED<<+                                                                             289,908
         20,354   LONGS DRUG STORES CORPORATION                                                                             936,488
         27,020   SPECTRUM BRANDS INCORPORATED<<+                                                                           228,049
         14,386   STAMPS.COM INCORPORATED<<+                                                                                274,197
         20,194   WORLD FUEL SERVICES CORPORATION                                                                           816,847
         34,388   ZALE CORPORATION+                                                                                         953,923

                                                                                                                          4,963,086
                                                                                                                    ---------------

MOTION PICTURES - 0.28%
         30,211   AVID TECHNOLOGY INCORPORATED<<+                                                                         1,100,285
                                                                                                                    ---------------

MOTOR FREIGHT TRANSPORTATION & WAREHOUSING - 1.14%
         17,959   ARKANSAS BEST CORPORATION<<                                                                               772,776
         22,293   FORWARD AIR CORPORATION                                                                                   737,675
         42,150   HEARTLAND EXPRESS INCORPORATED                                                                            660,912
         41,126   LANDSTAR SYSTEM INCORPORATED<<                                                                          1,756,080
         19,958   OLD DOMINION FREIGHT LINE+                                                                                599,339

                                                                                                                          4,526,782
                                                                                                                    ---------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 0.28%
         19,384   FINANCIAL FEDERAL CORPORATION<<                                                                           519,491
         13,215   WORLD ACCEPTANCE CORPORATION+                                                                             581,196

                                                                                                                          1,100,687
                                                                                                                    ---------------

OIL & GAS EXTRACTION - 4.58%
         19,275   ATWOOD OCEANICS INCORPORATED<<+                                                                           866,797
         34,446   CABOT OIL & GAS CORPORATION                                                                             1,650,973
         59,035   CIMAREX ENERGY COMPANY                                                                                  2,077,442
         65,319   HELIX ENERGY SOLUTIONS GROUP INCORPORATED<<+                                                            2,181,655
         38,668   OCEANEERING INTERNATIONAL INCORPORATED+                                                                 1,190,974
         11,463   PETROLEUM DEVELOPMENT CORPORATION+                                                                        457,259
         15,408   SEACOR HOLDINGS INCORPORATED+                                                                           1,271,160
         39,124   ST. MARY LAND & EXPLORATION COMPANY<<                                                                   1,436,242
         19,815   STONE ENERGY CORPORATION+                                                                                 802,111
         20,869   SWIFT ENERGY COMPANY+                                                                                     872,742
         51,273   TETRA TECHNOLOGIES INCORPORATED+                                                                        1,238,756
         33,030   UNIT CORPORATION+                                                                                       1,518,389
         25,565   VERITAS DGC INCORPORATED<<+                                                                             1,682,688
         21,389   W-H ENERGY SERVICES INCORPORATED+                                                                         887,002

                                                                                                                         18,134,190
                                                                                                                    ---------------

PAPER & ALLIED PRODUCTS - 0.70%
         27,050   BUCKEYE TECHNOLOGIES INCORPORATED+                                                                        229,925
         20,035   CARAUSTAR INDUSTRIES INCORPORATED+                                                                        159,679
         14,151   CHESAPEAKE CORPORATION                                                                                    202,501

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES            SECURITY NAME                                                                                          VALUE
PAPER & ALLIED PRODUCTS (CONTINUED)
         10,545   NEENAH PAPER INCORPORATED                                                                         $       360,955
         39,990   PLAYTEX PRODUCTS INCORPORATED+                                                                            535,866
         11,662   POPE & TALBOT INCORPORATED                                                                                 67,057
         22,844   ROCK-TENN COMPANY CLASS A                                                                                 452,311
         11,027   SCHWEITZER MANDUIT INTERNATIONAL INCORPORATED                                                             209,292
          8,882   STANDARD REGISTER COMPANY                                                                                 117,242
         32,009   WAUSAU PAPER CORPORATION                                                                                  432,122

                                                                                                                          2,766,950
                                                                                                                    ---------------

PERSONAL SERVICES - 0.36%
          6,781   ANGELICA CORPORATION                                                                                      115,345
         19,758   COINSTAR INCORPORATED+                                                                                    568,635
          3,716   CPI CORPORATION<<                                                                                         180,375
         15,181   G & K SERVICES INCORPORATED CLASS A                                                                       553,044

                                                                                                                          1,417,399
                                                                                                                    ---------------

PETROLEUM REFINING & RELATED INDUSTRIES - 0.92%
         14,629   ELKCORP COMPANY                                                                                           397,177
         80,013   FRONTIER OIL CORPORATION                                                                                2,126,746
         30,194   HEADWATERS INCORPORATED<<+                                                                                705,030
         12,056   WD-40 COMPANY                                                                                             430,038

                                                                                                                          3,658,991
                                                                                                                    ---------------

PHARMACEUTICALS - 0.12%
          8,714   KENDLE INTERNATIONAL, INCORPORATED+                                                                       279,022
         32,971   SAVIENT PHARMACEUTICALS INCORPORATED+                                                                     214,641

                                                                                                                            493,663
                                                                                                                    ---------------

PRIMARY METAL INDUSTRIES - 3.77%
         22,408   ALERIS INTERNATIONAL INCORPORATED+                                                                      1,132,500
         31,006   BELDEN CDT INCORPORATED                                                                                 1,185,359
         14,168   BRUSH ENGINEERED MATERIALS INCORPORATED+                                                                  352,358
         18,214   CARPENTER TECHNOLOGY CORPORATION                                                                        1,958,187
         16,432   CENTURY ALUMINUM COMPANY+                                                                                 552,937
         32,984   CHAPARRAL STEEL COMPANY+                                                                                1,123,435
         31,349   CURTISS-WRIGHT CORPORATION                                                                                951,442
         22,064   LONE STAR TECHNOLOGIES INCORPORATED+                                                                    1,067,456
         26,374   MAVERICK TUBE CORPORATION+                                                                              1,709,826
         26,369   MUELLER INDUSTRIES INCORPORATED                                                                           927,398
         16,163   NS GROUP INCORPORATED<<+                                                                                1,043,322
         26,382   QUANEX CORPORATION                                                                                        800,694
         16,308   RTI INTERNATIONAL METALS INCORPORATED<<+                                                                  710,703
          8,200   STEEL TECHNOLOGIES INCORPORATED                                                                           160,966
         17,090   TEXAS INDUSTRIES INCORPORATED                                                                             889,705
         19,933   TREDEGAR CORPORATION                                                                                      333,678
         10,756   WOLVERINE TUBE INCORPORATED<<+                                                                             32,591

                                                                                                                         14,932,557
                                                                                                                    ---------------

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES            SECURITY NAME                                                                                          VALUE
PRINTING, PUBLISHING & ALLIED INDUSTRIES - 0.38%
         21,310   BOWNE & COMPANY INCORPORATED                                                                      $       304,307
          8,338   CONSOLIDATED GRAPHICS INCORPORATED+                                                                       501,697
         18,710   JOHN H. HARLAND COMPANY                                                                                   681,980

                                                                                                                          1,487,984
                                                                                                                    ---------------

RAILROAD TRANSPORTATION - 0.37%
         53,980   KANSAS CITY SOUTHERN<<+                                                                                 1,474,194
                                                                                                                    ---------------

REAL ESTATE - 0.16%
         15,656   MERITAGE CORPORATION<<+                                                                                   651,446
                                                                                                                    ---------------

REAL ESTATE INVESTMENT TRUST (REIT) - 0.77%
         37,837   LEXINGTON CORPORATE PROPERTIES TRUST                                                                      801,388
         32,442   NEW CENTURY FINANCIAL CORPORATION                                                                       1,275,295
         45,621   SENIOR HOUSING PROPERTIES TRUST                                                                           973,552

                                                                                                                          3,050,235
                                                                                                                    ---------------

RETAIL, TRADE & SERVICES - 0.65%
         23,772   CROCS, INCORPORATED                                                                                       807,059
         37,890   MEN'S WEARHOUSE INCORPORATED<<                                                                          1,409,887
         26,005   STRIDE RITE CORPORATION                                                                                   363,030

                                                                                                                          2,579,976
                                                                                                                    ---------------

RUBBER & MISCELLANEOUS PLASTICS PRODUCTS - 0.20%
         18,520   A. SCHULMAN INCORPORATED                                                                                  435,405
          7,779   DECKERS OUTDOOR CORPORATION<<+                                                                            368,102

                                                                                                                            803,507
                                                                                                                    ---------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 0.75%
         30,951   INVESTMENT TECHNOLOGY GROUP INCORPORATED+                                                               1,385,057
         37,712   LABRANCHE & COMPANY INCORPORATED<<+                                                                       391,073
         14,803   PIPER JAFFRAY COMPANIES INCORPORATED+                                                                     897,358
         11,415   SWS GROUP INCORPORATED                                                                                    284,119

                                                                                                                          2,957,607
                                                                                                                    ---------------

SOFTWARE - 0.15%
         10,247   EPIQ SYSTEMS INCORPORATED+                                                                                150,733
         12,935   MANTECH INTERNATIONAL CORPORATION CLASS A+                                                                426,984

                                                                                                                            577,717
                                                                                                                    ---------------

STONE, CLAY, GLASS & CONCRETE PRODUCTS - 0.36%
         20,115   APOGEE ENTERPRISES INCORPORATED                                                                           305,949
         17,291   CABOT MICROELECTRONICS CORPORATION+                                                                       498,327
         14,437   CARBO CERAMICS INCORPORATED<<                                                                             520,165
         10,165   LIBBEY INCORPORATED                                                                                       113,746

                                                                                                                          1,438,187
                                                                                                                    ---------------

TELEPHONE SERVICES - 0.16%
         15,026   COMMONWEALTH TELEPHONE ENTERPRISES INCORPORATED                                                           619,522
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES            SECURITY NAME                                                                                          VALUE
TEXTILE MILL PRODUCTS - 0.68%
         20,756   ALBANY INTERNATIONAL CORPORATION CLASS A                                                          $       660,456
         33,998   INTERFACE INCORPORATED+                                                                                   437,894
         10,831   OXFORD INDUSTRIES INCORPORATED<<                                                                          464,758
         39,552   WOLVERINE WORLD WIDE INCORPORATED                                                                       1,119,717

                                                                                                                          2,682,825
                                                                                                                    ---------------

TOBACCO PRODUCTS - 0.06%
         62,191   ALLIANCE ONE INTERNATIONAL INCORPORATED                                                                   254,983
                                                                                                                    ---------------

TRANSPORTATION BY AIR - 0.74%
         16,722   BRISTOW GROUP INCORPORATED+                                                                               575,237
         22,633   EGL INCORPORATED+                                                                                         824,747
         26,117   FRONTIER AIRLINES HOLDINGS INCORPORATED<<+                                                                215,465
         25,885   MESA AIR GROUP INCORPORATED+                                                                              200,868
         45,588   SKYWEST INCORPORATED                                                                                    1,117,818

                                                                                                                          2,934,135
                                                                                                                    ---------------

TRANSPORTATION EQUIPMENT - 1.73%
         26,167   AAR CORPORATION+                                                                                          623,821
          8,942   ARCTIC CAT INCORPORATED                                                                                   148,437
         37,089   CLARCOR INCORPORATED                                                                                    1,130,844
         45,608   FLEETWOOD ENTERPRISES INCORPORATED+                                                                       306,942
         39,611   GENCORP INCORPORATED<<+                                                                                   508,605
         17,149   GROUP 1 AUTOMOTIVE INCORPORATED                                                                           855,735
         19,086   MONACO COACH CORPORATION                                                                                  212,618
         28,903   POLARIS INDUSTRIES INCORPORATED<<                                                                       1,189,358
          8,474   STANDARD MOTOR PRODUCTS INCORPORATED                                                                      101,603
         16,333   SUPERIOR INDUSTRIES INTERNATIONAL INCORPORATED                                                            274,231
         11,522   TRIUMPH GROUP INCORPORATED                                                                                487,957
         22,258   WABASH NATIONAL CORPORATION                                                                               304,712
         22,349   WINNEBAGO INDUSTRIES INCORPORATED<<                                                                       701,312

                                                                                                                          6,846,175
                                                                                                                    ---------------

TRANSPORTATION SERVICES - 0.17%
         29,764   HUB GROUP INCORPORATED CLASS A+                                                                           678,024
                                                                                                                    ---------------

WATER TRANSPORTATION - 0.30%
         37,827   KIRBY CORPORATION+                                                                                      1,185,120
                                                                                                                    ---------------

WHOLESALE TRADE NON-DURABLE GOODS - 1.41%
         27,462   HAIN CELESTIAL GROUP INCORPORATED+                                                                        701,929
         19,238   MYERS INDUSTRIES INCORPORATED                                                                             327,046
          9,520   NASH FINCH COMPANY<<                                                                                      224,006
         24,848   PERFORMANCE FOOD GROUP COMPANY<<+                                                                         697,980
         13,973   SCHOOL SPECIALTY INCORPORATED<<+                                                                          493,107
         24,572   TRACTOR SUPPLY COMPANY+                                                                                 1,185,845
         30,131   UNITED NATURAL FOODS INCORPORATED<<+                                                                      933,760
         21,874   UNITED STATIONERS INCORPORATED+                                                                         1,017,360

                                                                                                                          5,581,033
                                                                                                                    ---------------

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES            SECURITY NAME                                                                                          VALUE
WHOLESALE TRADE-DURABLE GOODS - 2.23%
          8,979   AM CASTLE & COMPANY                                                                               $       240,996
         27,092   APPLIED INDUSTRIAL TECHNOLOGIES INCORPORATED                                                              661,045
         28,115   BARNES GROUP INCORPORATED                                                                                 493,699
         20,699   BUILDING MATERIALS HOLDINGS CORPORATION<<                                                                 538,588
         17,727   DIGI INTERNATIONAL INCORPORATED+                                                                          239,315
         13,215   DREW INDUSTRIES INCORPORATED<<+                                                                           333,811
         34,504   INSIGHT ENTERPRISES INCORPORATED+                                                                         711,127
         17,175   KAMAN CORPORATION CLASS A                                                                                 309,322
         11,595   KEYSTONE AUTOMOTIVE INDUSTRIES INCORPORATED+                                                              440,842
         41,059   KNIGHT TRANSPORTATION INCORPORATED<<                                                                      695,950
          3,146   LAWSON PRODUCTS INCORPORATED                                                                              131,880
         10,052   LENOX GROUP INCORPORATED+                                                                                  60,815
         32,053   LKQ CORPORATION+                                                                                          704,204
         28,678   OWENS & MINOR INCORPORATED                                                                                943,219
         36,989   POOL CORPORATION<<                                                                                      1,424,057
         18,677   RYERSON INCORPORATED                                                                                      408,829
         38,763   THE PEP BOYS-MANNY, MOE & JACK<<                                                                          498,105

                                                                                                                          8,835,804
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $298,242,945)                                                                                 390,264,572
                                                                                                                    ---------------

COLLATERAL FOR SECURITIES LENDING - 21.11%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.39%
      1,558,261   SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                         1,558,261
                                                                                                                    ---------------

                                                                                         INTEREST
PRINCIPAL                                                                                  RATE     MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 20.72%
$       228,988   ALLIANCE & LEICESTER PLC                                                 5.47%      10/25/2006            228,218
        324,243   AMERICAN GENERAL FINANCE CORPORATION+/-++                                5.36       10/15/2007            324,399
         36,027   AQUINAS FUNDING LLC++                                                    5.36       12/11/2006             35,661
        900,675   ATLAS CAPITAL FUNDING CORPORATION+/-++                                   5.31       10/20/2006            900,675
      1,801,350   ATLAS CAPITAL FUNDING CORPORATION+/-++                                   5.31       11/03/2006          1,801,350
        900,675   ATLAS CAPITAL FUNDING CORPORATION+/-++                                   5.31       12/22/2006            900,675
        900,675   ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-++                        5.31       04/25/2007            900,711
        990,058   ATOMIUM FUNDING CORPORATION++                                            5.38       11/03/2006            985,434
        900,675   BANCO SANTANDER TOTTA LN+/-++                                            5.33       10/16/2007            900,648
        900,675   BANK OF AMERICA NA SERIES BKNT+/-                                        5.42       06/19/2007            900,792
        594,446   BANK ONE NA ILLINOIS SERIES BKNT+/-                                      5.55       01/12/2007            594,636
      1,080,810   BEAR STEARNS & COMPANY+/-                                                5.43       10/04/2006          1,080,810
        216,162   BEAR STEARNS & COMPANY SERIES MTNB+/-                                    5.66       01/16/2007            216,294
        413,842   BUCKINGHAM CDO LLC                                                       5.31       10/18/2006            412,878
        900,675   BUCKINGHAM III CDO LLC++                                                 5.33       10/27/2006            897,388
        900,675   BUCKINGHAM III CDO LLC++                                                 5.36       12/15/2006            890,993
         36,027   CAIRN HIGH GRADE FUNDING I LLC++                                         5.33       10/11/2006             35,979
        120,690   CAIRN HIGH GRADE FUNDING I LLC                                           5.32       10/26/2006            120,267
        720,540   CAIRN HIGH GRADE FUNDING I LLC++                                         5.33       11/14/2006            716,022
        207,119   CANCARA ASSET SECURITIZATION LLC++                                       5.33       10/04/2006            207,059
        412,293   CEDAR SPRINGS CAPITAL COMPANY++                                          5.28       10/03/2006            412,231

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

                                                                                         INTEREST
PRINCIPAL         SECURITY NAME                                                            RATE     MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$       664,698   CEDAR SPRINGS CAPITAL COMPANY                                            5.35%      11/17/2006    $       660,245
        331,629   CEDAR SPRINGS CAPITAL COMPANY                                            5.35       12/06/2006            328,498
      1,801,350   CHEYNE FINANCE LLC++                                                     5.32       10/12/2006          1,798,720
      1,801,350   CHEYNE FINANCE LLC                                                       5.30       10/13/2006          1,798,450
        900,675   CHEYNE FINANCE LLC SERIES MTN+/-++                                       5.47       07/16/2007            900,711
      8,357,574   CITIGROUP REPURCHASE (MATURITY VALUE $8,361,349)                         5.42       10/02/2006          8,357,574
      1,081,891   CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED++                       5.32       10/11/2006          1,080,463
        180,135   CULLINAN FINANCE CORPORATION                                             5.33       10/06/2006            180,029
         39,630   CULLINAN FINANCE CORPORATION++                                           5.34       10/12/2006             39,572
         28,822   CULLINAN FINANCE CORPORATION++                                           5.35       10/23/2006             28,733
        900,675   CULLINAN FINANCE CORPORATION SERIES MTN+/-++                             5.37       11/15/2006            900,765
      1,801,350   CULLINAN FINANCE CORPORATION SERIES MTN2+/-++                            5.29       06/25/2007          1,801,224
        900,675   DEER VALLEY FUNDING LLC                                                  5.31       10/12/2006            899,360
         36,027   EDISON ASSET SECURITIZATION LLC                                          5.44       12/11/2006             35,661
      2,261,379   FAIRWAY FINANCE CORPORATION++                                            5.38       10/02/2006          2,261,379
         64,957   FAIRWAY FINANCE CORPORATION                                              5.35       10/23/2006             64,758
     10,808,101   FIRST BOSTON REPURCHASE AGREEMENT (MATURITY VALUE $10,812,992)           5.43       10/02/2006         10,808,101
        182,297   FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.36       10/12/2006            182,030
         79,259   FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                         5.50       10/27/2006             78,970
         45,034   FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.46       11/06/2006             44,804
        528,624   FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                         5.34       11/15/2006            525,230
         45,034   FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.49       11/27/2006             44,667
         57,643   GEMINI SECURITIZATION LLC++                                              5.35       10/30/2006             57,407
        873,295   GEORGE STREET FINANCE LLC++                                              5.36       10/12/2006            872,020
      1,447,565   GEORGE STREET FINANCE LLC++                                              5.33       10/16/2006          1,444,597
        752,064   GOLDMAN SACHS GROUP INCORPORATED SERIES MTNB+/-                          5.66       10/27/2006            752,214
        516,987   GOLDMAN SACHS GROUP INCORPORATED SERIES MTNB+/-                          5.46       03/30/2007            517,380
        108,081   GRAMPIAN FUNDING LLC++                                                   5.23       10/02/2006            108,081
         72,054   HARRIER FINANCE FUNDING LLC SERIES MTN+/-++                              5.48       05/15/2007             72,079
        126,095   HBOS TREASURY SERVICES PLC+/-++                                          5.58       01/12/2007            126,166
        505,279   HSBC BANK USA+/-                                                         5.41       12/14/2006            505,365
      1,260,945   IBM CORPORATION SERIES MTN+/-                                            5.36       06/28/2007          1,261,601
         90,752   ING AMERICA INSURANCE HOLDINGS INCORPORATED                              5.33       10/10/2006             90,646
      2,341,755   ING USA ANNUITY & LIFE INSURANCE+/-                                      5.40       09/17/2007          2,341,755
        900,675   INTESA BANK (IRELAND) PLC SERIES BKNT+/-++                               5.33       10/25/2007            900,594
        129,697   JUPITER SECURITIZATION CORPORATION++                                     5.34       10/13/2006            129,488
        439,529   K2 (USA) LLC                                                             5.34       11/10/2006            437,029
        540,405   KAUPTHING BANK SERIES MTN+/-++                                           5.39       03/20/2007            540,070
        127,968   KESTREL FUNDING (US) LLC++                                               5.36       10/05/2006            127,912
        154,484   KESTREL FUNDING (US) LLC                                                 5.35       10/06/2006            154,393
        332,890   KLIO FUNDING CORPORATION++                                               5.39       11/03/2006            331,335
        725,656   KLIO III FUNDING CORPORATION++                                           5.30       10/19/2006            723,856
        629,212   KLIO III FUNDING CORPORATION++                                           5.41       10/20/2006            627,563
         62,939   LIBERTY STREET FUNDING CORPORATION                                       5.35       10/25/2006             62,728
         72,054   LIBERTY STREET FUNDING CORPORATION                                       5.34       11/15/2006             71,591
        900,675   LIQUID FUNDING LIMITED                                                   5.34       10/10/2006            899,621

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

                                                                                         INTEREST
PRINCIPAL         SECURITY NAME                                                            RATE     MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$       540,405   LIQUID FUNDING LIMITED+/-++                                              5.29%      12/01/2006    $       540,405
        900,675   LIQUID FUNDING LIMITED++                                                 5.35       12/07/2006            892,038
        540,405   LIQUID FUNDING LIMITED                                                   5.49       12/28/2006            533,574
        216,162   LIQUID FUNDING LIMITED SERIES MTN+/-++                                   5.34       02/20/2007            216,194
        360,270   MBIA GLOBAL FUNDING LLC+/-++                                             5.33       02/20/2007            360,288
      1,810,357   MERRILL LYNCH & COMPANY SERIES MTN+/-                                    5.66       10/27/2006          1,810,683
         54,041   MONT BLANC CAPITAL CORPORATION                                           5.35       10/27/2006             53,843
      1,080,810   MORGAN STANLEY+/-                                                        5.45       10/10/2006          1,080,810
        203,553   MORGAN STANLEY+/-                                                        5.50       11/09/2006            203,583
        215,081   MORGAN STANLEY+/-                                                        5.55       11/24/2006            215,146
        606,154   MORGAN STANLEY+/-                                                        5.64       01/12/2007            606,445
        900,675   MORGAN STANLEY+/-                                                        5.61       07/27/2007            901,702
        166,625   MORGAN STANLEY SERIES EXL+/-                                             5.39       10/15/2007            166,652
        198,149   NATIONWIDE BUILDING SOCIETY+/-++                                         5.51       12/11/2006            198,224
        645,424   NATIONWIDE BUILDING SOCIETY+/-++                                         5.61       07/20/2007            646,211
        504,378   NIEUW AMSTERDAM RECEIVABLES CORPORATION                                  5.34       10/02/2006            504,378
         38,585   NORTH SEA FUNDING LLC                                                    5.42       10/23/2006             38,467
        564,363   NORTH SEA FUNDING LLC                                                    5.33       11/09/2006            561,236
      1,801,350   NORTHERN ROCK PLC+/-++SS.                                                5.33       11/05/2007          1,801,530
        540,405   PARAGON MORTGAGES PLC SERIES 12A+/-++                                    5.31       10/15/2006            540,405
        145,729   RACERS TRUST SERIES 2004-6-MM+/-++                                       5.35       09/22/2006            145,750
      1,438,702   REGENCY MARKETS #1 LLC++                                                 5.34       10/06/2006          1,437,853
         69,748   REGENCY MARKETS #1 LLC++                                                 5.34       10/16/2006             69,605
      1,801,350   SCALDIS CAPITAL LIMITED                                                  5.32       10/31/2006          1,793,712
        720,540   SLM CORPORATION+/-++                                                     5.33       10/12/2007            720,727
        612,459   STANFIELD VICTORIA FUNDING LLC                                           5.40       11/27/2006            607,467
        416,580   TANGO FINANCE CORPORATION SERIES MTN+/-++                                5.39       10/25/2006            416,593
        861,874   THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++                     5.30       10/06/2006            861,365
         40,206   THUNDER BAY FUNDING LLC++                                                5.34       10/31/2006             40,036
         42,296   TICONDEROGA FUNDING LLC++                                                5.35       10/12/2006             42,234
        208,272   TRAVELERS INSURANCE COMPANY+/-                                           5.40       02/09/2007            208,268
        900,675   UNICREDITO ITALIANO BANK (IRELAND) SERIES EXL+/-++                       5.34       06/15/2007            900,693
        900,675   UNICREDITO ITALIANO BANK (IRELAND) SERIES LIB+/-++                       5.34       03/09/2007            900,819
      1,188,891   UNITEDHEALTH GROUP INCORPORATED                                          5.42       10/31/2006          1,183,850
         72,054   VERSAILLES CDS LLC++                                                     5.35       10/20/2006             71,865
        541,774   WHISTLEJACKET CAPITAL LIMITED                                            5.31       10/16/2006            540,663
        170,480   WHITE PINE FINANCE LLC                                                   5.30       10/02/2006            170,480
        630,400   WHITE PINE FINANCE LLC                                                   5.31       10/16/2006            629,111

                                                                                                                         82,051,460
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $83,609,721)                                                               83,609,721
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES            SECURITY NAME                                                                                          VALUE
SHORT-TERM INVESTMENTS - 1.17%

MUTUAL FUNDS - 1.12%
      4,447,986   WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                      $     4,447,986
                                                                                                                    ---------------

                                                                                        INTEREST
PRINCIPAL                                                                                 RATE     MATURITY VALUE
US TREASURY BILLS - 0.05%
$       100,000   US TREASURY BILL^#                                                      4.82%      11/09/2006              99,505
         45,000   US TREASURY BILL^#                                                      4.94       02/08/2007              44,226
         30,000   US TREASURY BILL^#                                                      4.99       02/08/2007              29,484

                                                                                                                            173,215
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $4,621,148)                                                                            4,621,201
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $386,473,814)*                                              120.82%                                           $   478,495,494

OTHER ASSETS AND LIABILITIES, NET                                 (20.82)                                               (82,441,255)
                                                                  ------                                            ---------------

TOTAL NET ASSETS                                                  100.00%                                           $   396,054,239
                                                                  ======                                            ===============

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+     NON-INCOME EARNING SECURITIES.

(a) SECURITY FAIR VALUED IN ACCORDANCE WITH THE PROCEDURES APPROVED BY THE BOARD OF TRUSTEES.

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

SS. THESE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE EFFECTIVE MATURITY.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

+++   SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $4,447,986.

^     ZERO COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO MATURITY.

#     SECURITY PLEDGED AS COLLATERAL FOR FUTURES TRANSACTIONS.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $387,511,162 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

         GROSS UNREALIZED APPRECIATION                             $113,892,913
         GROSS UNREALIZED DEPRECIATION                              (22,908,581)
                                                                   ------------
         NET UNREALIZED APPRECIATION (DEPRECIATION)                $ 90,984,332

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   SMALL COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 96.24%

APPAREL & ACCESSORY STORES - 1.89%
        330,900    CARTER'S INCORPORATED+                                                                           $     8,732,451
      1,437,500    WET SEAL INCORPORATED CLASS A+                                                                         8,826,250

                                                                                                                         17,558,701
                                                                                                                    ---------------

APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 1.01%
        770,400    QUIKSILVER INCORPORATED+                                                                               9,360,360
                                                                                                                    ---------------

BUSINESS SERVICES - 19.90%
        963,800    24/7 REAL MEDIA INCORPORATED+                                                                          8,230,852
        844,600    @ROAD INCORPORATED+                                                                                    4,932,464
        389,200    ACCESS INTEGRATED TECHNOLOGIES INCORPORATED+                                                           3,685,724
        487,600    AMN HEALTHCARE SERVICES INCORPORATED+                                                                 11,580,500
        488,200    AQUANTIVE INCORPORATED+                                                                               11,531,284
        235,800    BRADY CORPORATION CLASS A                                                                              8,290,728
        892,500    EPICOR SOFTWARE CORPORATION+                                                                          11,700,675
        400,400    GERBER SCIENTIFIC INCORPORATED                                                                         5,997,992
        427,800    HUDSON HIGHLAND GROUP INCORPORATED+                                                                    4,192,440
        273,750    HYPERION SOLUTIONS CORPORATION+                                                                        9,438,900
        267,000    LABOR READY INCORPORATED+                                                                              4,253,310
      1,169,200    LIONBRIDGE TECHNOLOGIES INCORPORATED+                                                                  8,920,996
        207,600    MARCHEX INCORPORATED CLASS B+                                                                          3,184,584
      1,377,100    OPENTV CORPORATION CLASS A+                                                                            3,924,735
        783,900    OPSWARE INCORPORATED+                                                                                  7,062,939
        837,040    PARAMETRIC TECHNOLOGY CORPORATION+                                                                    14,614,718
        459,300    PCTEL INCORPORATED+                                                                                    4,822,650
        171,600    PDF SOLUTIONS INCORPORATED+                                                                            1,880,736
        341,800    PERFICIENT INCORPORATED+                                                                               5,359,424
        563,000    QUEST SOFTWARE INCORPORATED+                                                                           8,039,640
        270,700    REDBACK NETWORKS INCORPORATED<<+                                                                       3,757,316
        677,900    TELETECH HOLDINGS INCORPORATED+                                                                       10,595,577
      1,295,200    TIBCO SOFTWARE INCORPORATED<<+                                                                        11,630,896
        470,600    ULTIMATE SOFTWARE GROUP INCORPORATED+                                                                 11,073,218
        115,500    WEBEX COMMUNICATIONS INCORPORATED+                                                                     4,506,810
         79,400    WITNESS SYSTEMS INCORPORATED+                                                                          1,391,882

                                                                                                                        184,600,990
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 8.78%
        408,300    ALKERMES INCORPORATED+                                                                                 6,471,555
        314,600    ALNYLAM PHARMECEUTICALS INCORPORATED+                                                                  4,533,386
        498,100    CARDIOME PHARMA CORPORATION+                                                                           5,753,055
        271,300    CONOR MEDSYSTEMS INCORPORATED+                                                                         6,394,541
        338,000    LANDEC CORPORATION+                                                                                    3,650,400
        295,600    NUVELO INCORPORATED+                                                                                   5,391,744
        623,300    ONYX PHARMACEUTICALS INCORPORATED+                                                                    10,776,857
        688,400    PDL BIOPHARMA INCORPORATED+                                                                           13,217,280

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   SMALL COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
CHEMICALS & ALLIED PRODUCTS (CONTINUED)
        539,900    QUIDEL CORPORATION+                                                                              $     7,623,388
        759,800    SANTARUS INCORPORATED+                                                                                 5,637,716
        748,500    SIRNA THERAPEUTICS INCORPORATED+                                                                       4,169,145
        465,000    ZYMOGENETICS INCORPORATED<<+                                                                           7,844,550

                                                                                                                         81,463,617
                                                                                                                    ---------------

COMMUNICATIONS - 1.26%
        684,400    NOVATEL WIRELESS INCORPORATED<<+                                                                       6,590,772
        180,067    SAVVIS INCORPORATED<<+                                                                                 5,131,900

                                                                                                                         11,722,672
                                                                                                                    ---------------

COMPUTER SOFTWARE & SERVICES - 0.58%
        406,200    NESS TECHNOLOGIES INCORPORATED+                                                                        5,422,770
                                                                                                                    ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 13.82%
        824,300    ADVANCED ANALOGIC TECHNOLOGIES INCORPORATED+                                                           4,525,407
        680,400    ANADIGICS INCORPORATED<<+                                                                              4,871,664
        216,600    CYMER INCORPORATED<<+                                                                                  9,510,906
        421,500    DSP GROUP INCORPORATED+                                                                                9,631,275
        883,000    INTEGRATED DEVICE TECHNOLOGY INCORPORATED+                                                            14,180,980
      1,107,400    MATTSON TECHNOLOGY INCORPORATED+                                                                       9,191,420
        368,900    MAXWELL TECHNOLOGIES INCORPORATED+                                                                     7,503,426
        380,800    NETLOGIC MICROSYSTEMS INCORPORATED<<+                                                                  9,660,896
        372,100    OSI SYSTEMS INCORPORATED+                                                                              7,293,160
        579,300    PLX TECHNOLOGY INCORPORATED+                                                                           6,007,341
      1,059,600    PMC-SIERRA INCORPORATED<<+                                                                             6,294,024
        786,400    TEKELEC+                                                                                              10,191,744
        389,900    TESSERA TECHNOLOGIES INCORPORATED+                                                                    13,560,722
        259,900    TRIDENT MICROSYSTEMS INCORPORATED<<+                                                                   6,045,274
        264,100    VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES INCORPORATED+                                                9,692,470

                                                                                                                        128,160,709
                                                                                                                    ---------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 4.00%
        819,600    APPLERA CORPORATION-CELERA GENOMICS GROUP+                                                            11,408,832
        132,800    GEN-PROBE INCORPORATED+                                                                                6,226,992
        480,100    KERYX BIOPHARMACEUTICALS INCORPORATED+                                                                 5,679,583
        245,400    LIFECELL CORPORATION+                                                                                  7,906,788
        276,100    SYMYX TECHNOLOGIES INCORPORATED+                                                                       5,850,559

                                                                                                                         37,072,754
                                                                                                                    ---------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 1.13%
        179,800    NCI BUILDING SYSTEMS INCORPORATED+                                                                    10,458,966
                                                                                                                    ---------------

GENERAL MERCHANDISE STORES - 0.55%
        171,000    BON TON STORES INCORPORATED                                                                            5,085,540
                                                                                                                    ---------------

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   SMALL COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
HEALTH SERVICES - 4.36%
        240,700    COMMUNITY HEALTH SYSTEMS INCORPORATED+                                                           $     8,990,145
        308,000    FUEL TECH NV+                                                                                          4,586,120
      1,085,900    HUMAN GENOME SCIENCES INCORPORATED+                                                                   12,531,286
        341,100    SYMBION INCORPORATED+                                                                                  6,262,596
        408,800    VALEANT PHARMACEUTICALS INTERNATIONAL                                                                  8,086,064

                                                                                                                         40,456,211
                                                                                                                    ---------------

HOLDING & OTHER INVESTMENT OFFICES - 0.81%
        681,400    CAPITAL LEASE FUNDING INCORPORATED                                                                     7,556,726
                                                                                                                    ---------------

HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 1.90%
        623,600    KNOLL INCORPORATED<<                                                                                  12,596,720
        574,900    RESTORATION HARDWARE INCORPORATED+                                                                     4,984,383

                                                                                                                         17,581,103
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 1.19%
        780,800    NUANCE COMMUNICATIONS INCORPORATED+                                                                    6,379,136
        314,500    SIGMA DESIGNS INCORPORATED+                                                                            4,701,775

                                                                                                                         11,080,911
                                                                                                                    ---------------

INSURANCE AGENTS, BROKERS & SERVICE - 0.71%
        161,000    NATIONAL FINANCIAL PARTNERS CORPORATION                                                                6,605,830
                                                                                                                    ---------------

INSURANCE CARRIERS - 1.08%
        288,600    AXIS CAPITAL HOLDINGS LIMITED                                                                         10,011,534
                                                                                                                    ---------------

LUMBER & WOOD PRODUCTS, EXCEPT FURNITURE - 1.35%
      1,180,600    SUNOPTA INCORPORATED+                                                                                 12,478,942
                                                                                                                    ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 12.17%
        192,900    ABIOMED INCORPORATED<<+                                                                                2,852,991
        280,200    ANGIODYNAMICS INCORPORATED+                                                                            5,802,942
        237,500    COHERENT INCORPORATED+                                                                                 8,231,750
        432,900    DEXCOM INCORPORATED+                                                                                   4,818,177
        146,800    FORMFACTOR INCORPORATED+                                                                               6,184,684
        328,500    FOXHOLLOW TECHNOLOGIES INCORPORATED+                                                                  11,231,415
        725,900    INPUT OUTPUT INCORPORATED+                                                                             7,208,187
        264,500    INTEGRA LIFESCIENCES HOLDINGS+                                                                         9,913,460
        536,700    INTRALASE CORPORATION+                                                                                10,578,357
        411,000    LTX CORPORATION+                                                                                       2,059,110
        500,300    NATUS MEDICAL INCORPORATED+                                                                            6,829,095
        327,700    NEUROMETRIC INCORPORATED<<+                                                                            6,229,577
        240,000    NEXTEST SYSTEMS CORPORATION+                                                                           3,158,400
        324,400    NXSTAGE MEDICAL INCORPORATED+                                                                          2,844,988
      1,183,300    ORTHOVITA INCORPORATED+                                                                                4,129,717
        104,800    SONOSITE INCORPORATED+                                                                                 2,976,320
        759,900    THORATEC LABS CORPORATION+                                                                            11,862,039
        243,500    WRIGHT MEDICAL GROUP INCORPORATED+                                                                     5,904,875

                                                                                                                        112,816,084
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   SMALL COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
METAL MINING - 0.29%
        172,400    NOVAGOLD RESOURCES INCORPORATED<<+                                                               $     2,704,956
                                                                                                                    ---------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 1.19%
        494,400    ACCO BRANDS CORPORATION+                                                                              11,005,344
                                                                                                                    ---------------

MISCELLANEOUS RETAIL - 3.31%
        316,700    AC MOORE ARTS & CRAFTS INCORPORATED+                                                                   6,026,801
        384,400    DOLLAR TREE STORES INCORPORATED<<+                                                                    11,901,024
         75,000    SHUTTERLY INCORPORATED+                                                                                1,166,250
        287,500    WORLD FUEL SERVICES CORPORATION                                                                       11,629,375

                                                                                                                         30,723,450
                                                                                                                    ---------------

MOTION PICTURES - 0.58%
        418,100    GAIAM INCORPORATED+                                                                                    5,397,671
                                                                                                                    ---------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 1.46%
        526,311    CAPITALSOURCE INCORPORATED<<                                                                          13,589,350
                                                                                                                    ---------------

OIL & GAS EXTRACTION - 6.06%
        178,500    BASIC ENERGY SERVICES INCORPORATED+                                                                    4,355,400
        347,100    BOIS D' ARC ENERGY INCORPORATED+                                                                       5,310,630
        248,800    BRONCO DRILLING COMPANY INCORPORATED+                                                                  4,373,904
        395,600    GULFPORT ENERGY CORPORATION<<+                                                                         4,585,004
      1,001,500    PETROHAWK ENERGY CORPORATION<<+                                                                       10,395,570
        229,000    PIONEER NATURAL RESOURCES COMPANY                                                                      8,958,480
        546,200    TESCO CORPORATION+                                                                                     8,460,638
        801,100    WARREN RESOURCES INCORPORATED+                                                                         9,757,398

                                                                                                                         56,197,024
                                                                                                                    ---------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 0.35%
        205,100    COWEN GROUP INCORPORATED+                                                                              3,242,631
                                                                                                                    ---------------

SOCIAL SERVICES - 0.94%
        315,900    PROVIDENCE SERVICE CORPORATION+                                                                        8,715,681
                                                                                                                    ---------------

TEXTILE MILL PRODUCTS - 0.51%
        366,100    INTERFACE INCORPORATED+                                                                                4,715,368
                                                                                                                    ---------------

TRANSPORTATION BY AIR - 1.81%
        264,900    REPUBLIC AIRWAYS HOLDINGS INCORPORATED+                                                                4,111,248
        516,500    SKYWEST INCORPORATED                                                                                  12,664,580

                                                                                                                         16,775,828
                                                                                                                    ---------------

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   SMALL COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
WHOLESALE TRADE NON-DURABLE GOODS - 1.39%
        156,000    HERBALIFE LIMITED+                                                                               $     5,909,280
        298,600    NASH FINCH COMPANY                                                                                     7,026,058

                                                                                                                         12,935,338
                                                                                                                    ---------------

WHOLESALE TRADE-DURABLE GOODS - 1.86%
        350,700    CYTYC CORPORATION<<+                                                                                   8,585,136
        393,400    LKQ CORPORATION+                                                                                       8,642,998

                                                                                                                         17,228,134
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $853,158,216)                                                                                 892,725,195
                                                                                                                    ---------------

COLLATERAL FOR SECURITIES LENDING - 5.15%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.10%
        889,712    SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                          889,712
                                                                                                                    ---------------

                                                                                        INTEREST
PRINCIPAL                                                                                 RATE      MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 5.05%
$       130,744    ALLIANCE & LEICESTER PLC                                               5.47%       10/25/2006            130,305
        185,131    AMERICAN GENERAL FINANCE CORPORATION+/-++                              5.36        10/15/2007            185,220
         20,570    AQUINAS FUNDING LLC++                                                  5.36        12/11/2006             20,361
        514,254    ATLAS CAPITAL FUNDING CORPORATION+/-++                                 5.31        10/20/2006            514,254
      1,028,508    ATLAS CAPITAL FUNDING CORPORATION+/-++                                 5.31        11/03/2006          1,028,508
        514,254    ATLAS CAPITAL FUNDING CORPORATION+/-++                                 5.31        12/22/2006            514,254
        514,254    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-++                      5.31        04/25/2007            514,274
        565,288    ATOMIUM FUNDING CORPORATION++                                          5.38        11/03/2006            562,649
        514,254    BANCO SANTANDER TOTTA LN+/-++                                          5.33        10/16/2007            514,238
        514,254    BANK OF AMERICA NA SERIES BKNT+/-                                      5.42        06/19/2007            514,321
        339,408    BANK ONE NA ILLINOIS SERIES BKNT+/-                                    5.55        01/12/2007            339,516
        617,105    BEAR STEARNS & COMPANY+/-                                              5.43        10/04/2006            617,105
        123,421    BEAR STEARNS & COMPANY SERIES MTNB+/-                                  5.66        01/16/2007            123,496
        236,289    BUCKINGHAM CDO LLC                                                     5.31        10/18/2006            235,739
        514,254    BUCKINGHAM III CDO LLC++                                               5.33        10/27/2006            512,377
        514,254    BUCKINGHAM III CDO LLC++                                               5.36        12/15/2006            508,726
         20,570    CAIRN HIGH GRADE FUNDING I LLC++                                       5.33        10/11/2006             20,543
         68,910    CAIRN HIGH GRADE FUNDING I LLC                                         5.32        10/26/2006             68,668
        411,403    CAIRN HIGH GRADE FUNDING I LLC++                                       5.33        11/14/2006            408,824
        118,258    CANCARA ASSET SECURITIZATION LLC++                                     5.33        10/04/2006            118,224
        235,405    CEDAR SPRINGS CAPITAL COMPANY++                                        5.28        10/03/2006            235,370
        379,519    CEDAR SPRINGS CAPITAL COMPANY                                          5.35        11/17/2006            376,977
        189,348    CEDAR SPRINGS CAPITAL COMPANY                                          5.35        12/06/2006            187,561
      1,028,508    CHEYNE FINANCE LLC++                                                   5.32        10/12/2006          1,027,006
      1,028,508    CHEYNE FINANCE LLC                                                     5.30        10/13/2006          1,026,852
        514,254    CHEYNE FINANCE LLC SERIES MTN+/-++                                     5.47        07/16/2007            514,274
      4,771,882    CITIGROUP REPURCHASE AGREEMENT (MATURITY VALUE $4,774,037)             5.42        10/02/2006          4,771,882
        617,722    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED++                     5.32        10/11/2006            616,906
        102,851    CULLINAN FINANCE CORPORATION                                           5.33        10/06/2006            102,790

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   SMALL COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$        22,627    CULLINAN FINANCE CORPORATION++                                         5.34%       10/12/2006    $        22,594
         16,456    CULLINAN FINANCE CORPORATION++                                         5.35        10/23/2006             16,406
        514,254    CULLINAN FINANCE CORPORATION SERIES MTN+/-++                           5.37        11/15/2006            514,305
      1,028,508    CULLINAN FINANCE CORPORATION SERIES MTN2+/-++                          5.29        06/25/2007          1,028,436
        514,254    DEER VALLEY FUNDING LLC                                                5.31        10/12/2006            513,503
         20,570    EDISON ASSET SECURITIZATION LLC                                        5.44        12/11/2006             20,361
      1,291,168    FAIRWAY FINANCE CORPORATION++                                          5.38        10/02/2006          1,291,168
         37,088    FAIRWAY FINANCE CORPORATION                                            5.35        10/23/2006             36,974
      6,171,046    FIRST BOSTON REPURCHASE AGREEMENT (MATURITY VALUE $6,173,838)          5.43        10/02/2006          6,171,046
        301,826    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                       5.34        11/15/2006            299,888
         45,254    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                       5.50        10/27/2006             45,089
         25,713    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                         5.46        11/06/2006             25,582
        104,085    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                         5.36        10/12/2006            103,933
         25,713    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                         5.49        11/27/2006             25,503
         32,912    GEMINI SECURITIZATION LLC++                                            5.35        10/30/2006             32,778
        498,621    GEORGE STREET FINANCE LLC++                                            5.36        10/12/2006            497,893
        826,509    GEORGE STREET FINANCE LLC++                                            5.33        10/16/2006            824,814
        429,402    GOLDMAN SACHS GROUP INCORPORATED SERIES MTNB+/-                        5.66        10/27/2006            429,488
        295,182    GOLDMAN SACHS GROUP INCORPORATED SERIES MTNB+/-                        5.46        03/30/2007            295,406
         61,710    GRAMPIAN FUNDING LLC++                                                 5.23        10/02/2006             61,710
         41,140    HARRIER FINANCE FUNDING LLC SERIES MTN+/-++                            5.48        05/15/2007             41,155
         71,996    HBOS TREASURY SERVICES PLC+/-++                                        5.58        01/12/2007             72,037
        288,496    HSBC BANK USA+/-                                                       5.41        12/14/2006            288,545
        719,955    IBM CORPORATION SERIES MTN+/-                                          5.36        06/28/2007            720,330
         51,816    ING AMERICA INSURANCE HOLDINGS INCORPORATED                            5.33        10/10/2006             51,756
      1,337,060    ING USA ANNUITY & LIFE INSURANCE+/-                                    5.40        09/17/2007          1,337,060
        514,254    INTESA BANK (IRELAND) PLC SERIES BKNT+/-++                             5.33        10/25/2007            514,208
         74,053    JUPITER SECURITIZATION CORPORATION++                                   5.34        10/13/2006             73,933
        250,956    K2 (USA) LLC                                                           5.34        11/10/2006            249,528
        308,552    KAUPTHING BANK SERIES MTN+/-++                                         5.39        03/20/2007            308,361
         73,065    KESTREL FUNDING (US) LLC++                                             5.36        10/05/2006             73,033
         88,205    KESTREL FUNDING (US) LLC                                               5.35        10/06/2006             88,153
        190,068    KLIO FUNDING CORPORATION++                                             5.39        11/03/2006            189,181
        414,324    KLIO III FUNDING CORPORATION++                                         5.30        10/19/2006            413,297
        359,258    KLIO III FUNDING CORPORATION++                                         5.41        10/20/2006            358,316
         35,936    LIBERTY STREET FUNDING CORPORATION                                     5.35        10/25/2006             35,815
         41,140    LIBERTY STREET FUNDING CORPORATION                                     5.34        11/15/2006             40,876
        514,254    LIQUID FUNDING LIMITED                                                 5.34        10/10/2006            513,652
        308,552    LIQUID FUNDING LIMITED+/-++                                            5.29        12/01/2006            308,552
        514,254    LIQUID FUNDING LIMITED++                                               5.35        12/07/2006            509,322
        308,552    LIQUID FUNDING LIMITED                                                 5.49        12/28/2006            304,652
        123,421    LIQUID FUNDING LIMITED SERIES MTN+/-++                                 5.34        02/20/2007            123,439
        205,702    MBIA GLOBAL FUNDING LLC+/-++                                           5.33        02/20/2007            205,712
      1,033,650    MERRILL LYNCH & COMPANY SERIES MTN+/-                                  5.66        10/27/2006          1,033,836
         30,855    MONT BLANC CAPITAL CORPORATION                                         5.35        10/27/2006             30,743

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   SMALL COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$       617,105    MORGAN STANLEY+/-                                                      5.45%       10/10/2006    $       617,105
        116,221    MORGAN STANLEY+/-                                                      5.50        11/09/2006            116,239
        122,804    MORGAN STANLEY+/-                                                      5.55        11/24/2006            122,841
        346,093    MORGAN STANLEY+/-                                                      5.64        01/12/2007            346,259
        514,254    MORGAN STANLEY+/-                                                      5.61        07/27/2007            514,840
         95,137    MORGAN STANLEY SERIES EXL+/-                                           5.39        10/15/2007             95,152
        113,136    NATIONWIDE BUILDING SOCIETY+/-++                                       5.51        12/11/2006            113,179
        368,514    NATIONWIDE BUILDING SOCIETY+/-++                                       5.61        07/20/2007            368,964
        287,982    NIEUW AMSTERDAM RECEIVABLES CORPORATION                                5.34        10/02/2006            287,982
         22,031    NORTH SEA FUNDING LLC                                                  5.42        10/23/2006             21,963
        322,231    NORTH SEA FUNDING LLC                                                  5.33        11/09/2006            320,446
      1,028,508    NORTHERN ROCK PLC+/-++SS.                                              5.33        11/05/2007          1,028,611
        308,552    PARAGON MORTGAGES PLC SERIES 12A+/-++                                  5.31        10/15/2006            308,552
         83,206    RACERS TRUST SERIES 2004-6-MM+/-++                                     5.35        09/22/2006             83,218
        821,449    REGENCY MARKETS #1 LLC++                                               5.34        10/06/2006            820,964
         39,824    REGENCY MARKETS #1 LLC++                                               5.34        10/16/2006             39,742
      1,028,508    SCALDIS CAPITAL LIMITED                                                5.32        10/31/2006          1,024,147
        411,403    SLM CORPORATION+/-++                                                   5.33        10/12/2007            411,510
        349,693    STANFIELD VICTORIA FUNDING LLC                                         5.40        11/27/2006            346,843
        237,853    TANGO FINANCE CORPORATION SERIES MTN+/-++                              5.39        10/25/2006            237,860
        492,100    THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++                   5.30        10/06/2006            491,809
         22,956    THUNDER BAY FUNDING LLC++                                              5.34        10/31/2006             22,859
         24,149    TICONDEROGA FUNDING LLC++                                              5.35        10/12/2006             24,114
        118,916    TRAVELERS INSURANCE COMPANY+/-                                         5.40        02/09/2007            118,914
        514,254    UNICREDITO ITALIANO BANK (IRELAND) SERIES EXL+/-++                     5.34        06/15/2007            514,264
        514,254    UNICREDITO ITALIANO BANK (IRELAND) SERIES LIB+/-++                     5.34        03/09/2007            514,336
        678,815    UNITEDHEALTH GROUP INCORPORATED                                        5.42        10/31/2006            675,937
         41,140    VERSAILLES CDS LLC++                                                   5.35        10/20/2006             41,033
        309,334    WHISTLEJACKET CAPITAL LIMITED                                          5.31        10/16/2006            308,700
         97,338    WHITE PINE FINANCE LLC                                                 5.30        10/02/2006             97,338
        359,937    WHITE PINE FINANCE LLC                                                 5.31        10/16/2006            359,195

                                                                                                                         46,848,505
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $47,738,217)                                                               47,738,217
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   SMALL COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
WARRANTS - 0.00%
         36,152    TIMCO AVIATION SERVICES INCORPORATED+(a)                                                         $             4

TOTAL WARRANTS (COST $0)                                                                                                          4
                                                                                                                    ---------------

SHORT-TERM INVESTMENTS - 3.97%
     36,812,888    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                          36,812,888
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $36,812,888)                                                                          36,812,888
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $937,709,321)*                                105.36%                                                         $   977,276,304

OTHER ASSETS AND LIABILITIES, NET                    (5.36)                                                             (49,725,539)
                                                    ------                                                          ---------------

TOTAL NET ASSETS                                    100.00%                                                         $   927,550,765
                                                    ======                                                          ===============

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+     NON-INCOME EARNING SECURITIES.

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

SS. THESE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE EFFECTIVE MATURITY.

(a) SECURITY FAIR VALUED IN ACCORDANCE WITH THE PROCEDURES APPROVED BY THE BOARD OF TRUSTEES.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

+++   SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $36,812,888.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $940,187,927 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

         GROSS UNREALIZED APPRECIATION                             $ 87,333,924
         GROSS UNREALIZED DEPRECIATION                              (50,245,547)
                                                                   ------------
         NET UNREALIZED APPRECIATION (DEPRECIATION)                $ 37,088,377

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 98.34%

APPAREL & ACCESSORY STORES - 3.89%
        193,650    AEROPOSTALE INCORPORATED+                                                                        $     5,660,390
        162,100    CACHE INCORPORATED+                                                                                    2,899,969
        129,970    DSW INCORPORATED<<+                                                                                    4,094,055
        288,480    URBAN OUTFITTERS INCORPORATED+                                                                         5,103,211

                                                                                                                         17,757,625
                                                                                                                    ---------------

AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS - 1.07%
        191,200    MARINEMAX INCORPORATED<<+                                                                              4,866,040
                                                                                                                    ---------------

AUTOMOTIVE REPAIR, SERVICES & PARKING - 1.32%
        135,126    DOLLAR THRIFTY AUTOMOTIVE GROUP INCORPORATED+                                                          6,022,566
                                                                                                                    ---------------

BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS - 1.56%
        180,500    PERINI CORPORATION<<+                                                                                  3,768,840
        192,950    WCI COMMUNITIES INCORPORATED<<+                                                                        3,365,048

                                                                                                                          7,133,888
                                                                                                                    ---------------

BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS - 0.53%
        159,890    BUILDERS FIRSTSOURCE INCORPORATED<<+                                                                   2,435,125
                                                                                                                    ---------------

BUSINESS SERVICES - 4.96%
        219,620    AVOCENT CORPORATION+                                                                                   6,614,954
        354,450    BISYS GROUP INCORPORATED+                                                                              3,849,327
        199,630    I2 TECHNOLOGIES INCORPORATED<<+                                                                        3,739,070
        167,900    RENT-A-CENTER INCORPORATED<<+                                                                          4,917,791
        165,800    TAL INTERNATIONAL GROUP INCORPORATED                                                                   3,516,618

                                                                                                                         22,637,760
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 3.53%
        354,420    CF INDUSTRIES HOLDINGS INCORPORATED                                                                    6,049,949
         99,610    CYTEC INDUSTRIES INCORPORATED                                                                          5,537,320
        280,100    ELIZABETH ARDEN INCORPORATED+                                                                          4,526,416

                                                                                                                         16,113,685
                                                                                                                    ---------------

COMMUNICATIONS - 2.02%
      1,029,680    CINCINNATI BELL INCORPORATED<<+                                                                        4,963,058
        215,790    IOWA TELECOMMUNICATIONS SERVICES INCORPORATED                                                          4,270,484

                                                                                                                          9,233,542
                                                                                                                    ---------------

DEPOSITORY INSTITUTIONS - 12.37%
        313,020    BANKATLANTIC BANCORP INCORPORATED CLASS A                                                              4,451,144
        151,380    BOSTON PRIVATE FINANCIAL HOLDINGS INCORPORATED<<                                                       4,220,474
        254,250    DIME COMMUNITY BANCSHARES                                                                              3,745,103
        100,810    FIRST REPUBLIC BANK<<                                                                                  4,290,474
        197,820    FIRSTMERIT CORPORATION                                                                                 4,583,489
        235,640    FRANKLIN BANK CORPORATION+                                                                             4,684,523
         36,560    IBERIABANK CORPORATION                                                                                 2,230,160
        126,140    PFF BANCORP INCORPORATED                                                                               4,672,226
        272,630    PROVIDENT FINANCIAL SERVICES INCORPORATED                                                              5,046,381

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
DEPOSITORY INSTITUTIONS (CONTINUED)
        195,470    SOUTH FINANCIAL GROUP INCORPORATED                                                               $     5,088,084
        183,600    SUSQUEHANNA BANCSHARES INCORPORATED                                                                    4,487,184
        292,840    UCBH HOLDINGS INCORPORATED                                                                             5,112,986
        134,680    UMPQUA HOLDINGS CORPORATION                                                                            3,851,848

                                                                                                                         56,464,076
                                                                                                                    ---------------

EATING & DRINKING PLACES - 3.14%
        558,310    CKE RESTAURANTS INCORPORATED<<                                                                         9,334,943
        165,700    LANDRY'S RESTAURANTS INCORPORATED<<                                                                    4,995,855

                                                                                                                         14,330,798
                                                                                                                    ---------------

ELECTRIC, GAS & SANITARY SERVICES - 1.55%
        170,770    CLECO CORPORATION                                                                                      4,310,235
         88,900    GREAT PLAINS ENERGY INCORPORATED                                                                       2,757,678

                                                                                                                          7,067,913
                                                                                                                    ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 8.48%
        392,700    AMIS HOLDINGS INCORPORATED+                                                                            3,726,723
        173,000    COMTECH TELECOMMUNICATIONS CORPORATION+                                                                5,792,040
        560,890    GRAFTECH INTERNATIONAL LIMITED+                                                                        3,275,598
        447,830    GSI LUMONICS INCORPORATED+                                                                             4,187,211
        261,170    HUTCHINSON TECHNOLOGY INCORPORATED<<+                                                                  5,492,405
        279,650    MERCURY COMPUTER SYSTEMS INCORPORATED+                                                                 3,313,853
        732,200    ON SEMICONDUCTOR CORPORATION+                                                                          4,305,336
        310,700    PHOTRONICS INCORPORATED+                                                                               4,390,191
        180,200    WESTAR ENERGY INCORPORATED                                                                             4,236,502

                                                                                                                         38,719,859
                                                                                                                    ---------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 0.75%
        183,150    LECG CORPORATION+                                                                                      3,435,894
                                                                                                                    ---------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 1.17%
        532,490    JACUZZI BRANDS INCORPORATED+                                                                           5,319,575
                                                                                                                    ---------------

FOOD & KINDRED PRODUCTS - 1.18%
        341,170    HERCULES INCORPORATED+                                                                                 5,380,251
                                                                                                                    ---------------

FURNITURE & FIXTURES - 0.99%
        238,200    FURNITURE BRANDS INTERNATIONAL INCORPORATED<<                                                          4,535,328
                                                                                                                    ---------------

GENERAL MERCHANDISE STORES - 0.72%
        259,320    FRED'S INCORPORATED                                                                                    3,272,618
                                                                                                                    ---------------

HEALTH SERVICES - 2.96%
         96,960    GENESIS HEALTHCARE CORPORATION+                                                                        4,618,205
        137,850    MAGELLAN HEALTH SERVICES INCORPORATED<<+                                                               5,872,410
        230,340    REHABCARE GROUP INCORPORATED+                                                                          3,017,454

                                                                                                                         13,508,069
                                                                                                                    ---------------

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
HOLDING & OTHER INVESTMENT OFFICES - 8.23%
        195,270    AMERICAN CAMPUS COMMUNITIES                                                                      $     4,981,338
        164,770    BIOMED REALTY TRUST INCORPORATED                                                                       4,999,122
        193,660    EQUITY ONE INCORPORATED<<                                                                              4,642,030
        213,400    FELCOR LODGING TRUST INCORPORATED<<                                                                    4,278,670
        146,240    FIRST POTOMAC REALTY TRUST                                                                             4,419,373
        220,040    STRATEGIC HOTEL & RESORTS INCORPORATED                                                                 4,374,395
        141,700    SUNSTONE HOTEL INVESTORS INCORPORATED                                                                  4,211,324
        262,790    U-STORE-IT TRUST                                                                                       5,639,473

                                                                                                                         37,545,725
                                                                                                                    ---------------

HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 1.73%
        281,620    COST PLUS INCORPORATED<<+                                                                              3,370,991
        100,980    GUITAR CENTER INCORPORATED<<+                                                                          4,511,786

                                                                                                                          7,882,777
                                                                                                                    ---------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 2.06%
        178,900    AMERISTAR CASINOS INCORPORATED                                                                         3,883,919
        126,410    GAYLORD ENTERTAINMENT COMPANY<<+                                                                       5,543,079

                                                                                                                          9,426,998
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 6.03%
        140,400    AGCO CORPORATION<<+                                                                                    3,559,140
         97,600    BLACK BOX CORPORATION                                                                                  3,798,592
        445,060    EMULEX CORPORATION+                                                                                    8,086,740
        236,620    GOODMAN GLOBAL INCORPORATED+                                                                           3,158,877
        192,142    SPARTECH CORPORATION                                                                                   5,143,641
        126,290    TIMKEN COMPANY                                                                                         3,760,916

                                                                                                                         27,507,906
                                                                                                                    ---------------

INSURANCE CARRIERS - 5.73%
        303,750    AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY<<                                                      3,727,013
        120,560    ARGONAUT GROUP INCORPORATED+                                                                           3,740,977
        138,450    ASSURED GUARANTY LIMITED                                                                               3,590,009
        141,530    PLATINUM UNDERWRITERS HOLDINGS LIMITED                                                                 4,363,370
        167,590    UNITED FIRE & CASUALTY COMPANY                                                                         5,245,567
        341,620    UNIVERSAL AMERICAN FINANCIAL CORPORATION+                                                              5,489,833

                                                                                                                         26,156,769
                                                                                                                    ---------------

LEATHER & LEATHER PRODUCTS - 0.88%
        115,950    GENESCO INCORPORATED<<+                                                                                3,996,797
                                                                                                                    ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 4.48%
        129,600    ARMOR HOLDINGS INCORPORATED+                                                                           7,429,968
        105,400    COOPER COMPANIES INCORPORATED                                                                          5,638,900
         94,690    DRS TECHNOLOGIES INCORPORATED                                                                          4,135,112
        215,800    SYMMETRY MEDICAL INCORPORATED+                                                                         3,256,422

                                                                                                                         20,460,402
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
OIL & GAS - 0.75%
        342,590    COMPTON PETROLEUM CORPORATION+                                                                   $     3,419,048
                                                                                                                    ---------------

OIL & GAS EXTRACTION - 3.28%
        494,250    BRIGHAM EXPLORATION COMPANY+                                                                           3,346,073
        109,950    GMX RESOURCES INCORPORATED<<+                                                                          3,451,331
        312,370    KEY ENERGY SERVICES INCORPORATED<<+                                                                    4,248,232
        213,190    MARINER ENERGY INCORPORATED<<+                                                                         3,916,300

                                                                                                                         14,961,936
                                                                                                                    ---------------

PETROLEUM REFINING & RELATED INDUSTRIES - 0.81%
        157,500    HEADWATERS INCORPORATED<<+                                                                             3,677,625
                                                                                                                    ---------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 0.73%
        294,730    JOURNAL COMMUNICATIONS INCORPORATED CLASS A                                                            3,321,607
                                                                                                                    ---------------

REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.63%
        172,350    COLUMBIA EQUITY TRUST INCORPORATED                                                                     2,869,628
                                                                                                                    ---------------

STONE, CLAY, GLASS & CONCRETE PRODUCTS - 0.99%
        156,220    CABOT MICROELECTRONICS CORPORATION<<+                                                                  4,502,260
                                                                                                                    ---------------

TRANSPORTATION BY AIR - 0.69%
        319,710    AIRTRAN HOLDINGS INCORPORATED+                                                                         3,171,523
                                                                                                                    ---------------

TRANSPORTATION EQUIPMENT - 5.36%
        219,520    AFTERMARKET TECHNOLOGY CORPORATION+                                                                    3,898,675
        247,030    AMERICAN AXLE & MANUFACTURING HOLDINGS<<                                                               4,122,931
        300,990    ARVIN INDUSTRIES INCORPORATED<<                                                                        4,286,096
        385,500    FLEETWOOD ENTERPRISES INCORPORATED<<+                                                                  2,594,415
        233,140    MARTEN TRANSPORT, LIMITED+                                                                             3,984,363
        239,810    TENNECO AUTOMOTIVE INCORPORATED<<+                                                                     5,609,156

                                                                                                                         24,495,636
                                                                                                                    ---------------

TRANSPORTATION SERVICES - 1.08%
        119,270    GATX CORPORATION                                                                                       4,934,200
                                                                                                                    ---------------

WHOLESALE TRADE NON-DURABLE GOODS - 1.38%
        225,110    PERFORMANCE FOOD GROUP COMPANY<<+                                                                      6,323,340
                                                                                                                    ---------------

WHOLESALE TRADE-DURABLE GOODS - 1.31%
        258,130    ADESA INCORPORATED                                                                                     5,965,384
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $418,926,046)                                                                                 448,854,173
                                                                                                                    ---------------

COLLATERAL FOR SECURITIES LENDING - 17.60%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.33%
      1,496,863    SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                        1,496,863
                                                                                                                    ---------------

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS - 17.27%
$       219,965    ALLIANCE & LEICESTER PLC                                               5.47%       10/25/2006    $       219,226
        311,467    AMERICAN GENERAL FINANCE CORPORATION+/-++                              5.36        10/15/2007            311,617
         34,607    AQUINAS FUNDING LLC++                                                  5.36        12/11/2006             34,256
        865,187    ATLAS CAPITAL FUNDING CORPORATION+/-++                                 5.31        10/20/2006            865,187
      1,730,374    ATLAS CAPITAL FUNDING CORPORATION+/-++                                 5.31        11/03/2006          1,730,374
        865,187    ATLAS CAPITAL FUNDING CORPORATION+/-++                                 5.31        12/22/2006            865,187
        865,187    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-++                      5.31        04/25/2007            865,222
        951,048    ATOMIUM FUNDING CORPORATION++                                          5.38        11/03/2006            946,607
        865,187    BANCO SANTANDER TOTTA LN+/-++                                          5.33        10/16/2007            865,161
        865,187    BANK OF AMERICA NA SERIES BKNT+/-                                      5.42        06/19/2007            865,299
        571,023    BANK ONE NA ILLINOIS SERIES BKNT+/-                                    5.55        01/12/2007            571,206
      1,038,224    BEAR STEARNS & COMPANY+/-                                              5.43        10/04/2006          1,038,224
        207,645    BEAR STEARNS & COMPANY SERIES MTNB+/-                                  5.66        01/16/2007            207,772
        397,536    BUCKINGHAM CDO LLC                                                     5.31        10/18/2006            396,610
        865,187    BUCKINGHAM III CDO LLC++                                               5.33        10/27/2006            862,029
        865,187    BUCKINGHAM III CDO LLC++                                               5.36        12/15/2006            855,886
         34,607    CAIRN HIGH GRADE FUNDING I LLC++                                       5.33        10/11/2006             34,562
        115,935    CAIRN HIGH GRADE FUNDING I LLC                                         5.32        10/26/2006            115,528
        692,150    CAIRN HIGH GRADE FUNDING I LLC++                                       5.33        11/14/2006            687,810
        198,958    CANCARA ASSET SECURITIZATION LLC++                                     5.33        10/04/2006            198,901
        396,048    CEDAR SPRINGS CAPITAL COMPANY++                                        5.28        10/03/2006            395,989
        638,508    CEDAR SPRINGS CAPITAL COMPANY                                          5.35        11/17/2006            634,230
        318,562    CEDAR SPRINGS CAPITAL COMPANY                                          5.35        12/06/2006            315,555
      1,730,374    CHEYNE FINANCE LLC++                                                   5.32        10/12/2006          1,727,847
      1,730,374    CHEYNE FINANCE LLC                                                     5.30        10/13/2006          1,727,588
        865,187    CHEYNE FINANCE LLC SERIES MTN+/-++                                     5.47        07/16/2007            865,222
      8,028,271    CITIGROUP REPURCHASE AGREEMENT (MATURITY VALUE $8,031,897)             5.42        10/02/2006          8,028,271
      1,039,263    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED++                     5.32        10/11/2006          1,037,891
        173,037    CULLINAN FINANCE CORPORATION                                           5.33        10/06/2006            172,935
         38,068    CULLINAN FINANCE CORPORATION++                                         5.34        10/12/2006             38,013
         27,686    CULLINAN FINANCE CORPORATION++                                         5.35        10/23/2006             27,601
        865,187    CULLINAN FINANCE CORPORATION SERIES MTN+/-++                           5.37        11/15/2006            865,273
      1,730,374    CULLINAN FINANCE CORPORATION SERIES MTN2+/-++                          5.29        06/25/2007          1,730,253
        865,187    DEER VALLEY FUNDING LLC                                                5.31        10/12/2006            863,924
         34,607    EDISON ASSET SECURITIZATION LLC                                        5.44        12/11/2006             34,256
      2,172,277    FAIRWAY FINANCE CORPORATION++                                          5.38        10/02/2006          2,172,277
         62,397    FAIRWAY FINANCE CORPORATION                                            5.35        10/23/2006             62,206
     10,382,243    FIRST BOSTON REPURCHASE AGREEMENT (MATURITY VALUE $10,386,941)         5.43        10/02/2006         10,382,243
        175,114    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                         5.36        10/12/2006            174,858
         76,136    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                       5.50        10/27/2006             75,859
         43,259    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                         5.46        11/06/2006             43,039
        507,796    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                       5.34        11/15/2006            504,535
         43,259    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                         5.49        11/27/2006             42,907
         55,372    GEMINI SECURITIZATION LLC++                                            5.35        10/30/2006             55,145
        838,885    GEORGE STREET FINANCE LLC++                                            5.36        10/12/2006            837,660
      1,390,528    GEORGE STREET FINANCE LLC++                                            5.33        10/16/2006          1,387,678

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$       722,431    GOLDMAN SACHS GROUP INCORPORATED SERIES MTNB+/-                        5.66%       10/27/2006    $       722,576
        496,617    GOLDMAN SACHS GROUP INCORPORATED SERIES MTNB+/-                        5.46        03/30/2007            496,995
        103,822    GRAMPIAN FUNDING LLC++                                                 5.23        10/02/2006            103,822
         69,215    HARRIER FINANCE FUNDING LLC SERIES MTN+/-++                            5.48        05/15/2007             69,239
        121,126    HBOS TREASURY SERVICES PLC+/-++                                        5.58        01/12/2007            121,195
        485,370    HSBC BANK USA+/-                                                       5.41        12/14/2006            485,452
      1,211,262    IBM CORPORATION SERIES MTN+/-                                          5.36        06/28/2007          1,211,892
         87,176    ING AMERICA INSURANCE HOLDINGS INCORPORATED                            5.33        10/10/2006             87,074
      2,249,486    ING USA ANNUITY & LIFE INSURANCE+/-                                    5.40        09/17/2007          2,249,486
        865,187    INTESA BANK (IRELAND) PLC SERIES BKNT+/-++                             5.33        10/25/2007            865,109
        124,587    JUPITER SECURITIZATION CORPORATION++                                   5.34        10/13/2006            124,386
        422,211    K2 (USA) LLC                                                           5.34        11/10/2006            419,809
        519,112    KAUPTHING BANK SERIES MTN+/-++                                         5.39        03/20/2007            518,790
        122,926    KESTREL FUNDING (US) LLC++                                             5.36        10/05/2006            122,872
        148,397    KESTREL FUNDING (US) LLC                                               5.35        10/06/2006            148,309
        319,773    KLIO FUNDING CORPORATION++                                             5.39        11/03/2006            318,280
        697,064    KLIO III FUNDING CORPORATION++                                         5.30        10/19/2006            695,335
        604,420    KLIO III FUNDING CORPORATION++                                         5.41        10/20/2006            602,836
         60,459    LIBERTY STREET FUNDING CORPORATION                                     5.35        10/25/2006             60,256
         69,215    LIBERTY STREET FUNDING CORPORATION                                     5.34        11/15/2006             68,771
        865,187    LIQUID FUNDING LIMITED                                                 5.34        10/10/2006            864,175
        519,112    LIQUID FUNDING LIMITED+/-++                                            5.29        12/01/2006            519,112
        865,187    LIQUID FUNDING LIMITED++                                               5.35        12/07/2006            856,890
        519,112    LIQUID FUNDING LIMITED                                                 5.49        12/28/2006            512,551
        207,645    LIQUID FUNDING LIMITED SERIES MTN+/-++                                 5.34        02/20/2007            207,676
        346,075    MBIA GLOBAL FUNDING LLC+/-++                                           5.33        02/20/2007            346,092
      1,739,026    MERRILL LYNCH & COMPANY SERIES MTN+/-                                  5.66        10/27/2006          1,739,339
         51,911    MONT BLANC CAPITAL CORPORATION                                         5.35        10/27/2006             51,722
      1,038,224    MORGAN STANLEY+/-                                                      5.45        10/10/2006          1,038,224
        195,532    MORGAN STANLEY+/-                                                      5.50        11/09/2006            195,562
        206,607    MORGAN STANLEY+/-                                                      5.55        11/24/2006            206,669
        582,271    MORGAN STANLEY+/-                                                      5.64        01/12/2007            582,550
        865,187    MORGAN STANLEY+/-                                                      5.61        07/27/2007            866,173
        160,060    MORGAN STANLEY SERIES EXL+/-                                           5.39        10/15/2007            160,085
        190,341    NATIONWIDE BUILDING SOCIETY+/-++                                       5.51        12/11/2006            190,413
        619,993    NATIONWIDE BUILDING SOCIETY+/-++                                       5.61        07/20/2007            620,749
        484,505    NIEUW AMSTERDAM RECEIVABLES CORPORATION                                5.34        10/02/2006            484,505
         37,065    NORTH SEA FUNDING LLC                                                  5.42        10/23/2006             36,951
        542,126    NORTH SEA FUNDING LLC                                                  5.33        11/09/2006            539,123
      1,730,374    NORTHERN ROCK PLC+/-++SS.                                              5.33        11/05/2007          1,730,547
        519,112    PARAGON MORTGAGES PLC SERIES 12A+/-++                                  5.31        10/15/2006            519,112
        139,987    RACERS TRUST SERIES 2004-6-MM+/-++                                     5.35        09/22/2006            140,007
      1,382,015    REGENCY MARKETS #1 LLC++                                               5.34        10/06/2006          1,381,200
         67,000    REGENCY MARKETS #1 LLC++                                               5.34        10/16/2006             66,863
      1,730,374    SCALDIS CAPITAL LIMITED                                                5.32        10/31/2006          1,723,037
        692,150    SLM CORPORATION+/-++                                                   5.33        10/12/2007            692,329

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$       588,327    STANFIELD VICTORIA FUNDING LLC                                         5.40%       11/27/2006    $       583,532
        400,166    TANGO FINANCE CORPORATION SERIES MTN+/-++                              5.39        10/25/2006            400,178
        827,915    THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++                   5.30        10/06/2006            827,426
         38,622    THUNDER BAY FUNDING LLC++                                              5.34        10/31/2006             38,458
         40,629    TICONDEROGA FUNDING LLC++                                              5.35        10/12/2006             40,570
        200,066    TRAVELERS INSURANCE COMPANY+/-                                         5.40        02/09/2007            200,062
        865,187    UNICREDITO ITALIANO BANK (IRELAND) SERIES EXL+/-++                     5.34        06/15/2007            865,204
        865,187    UNICREDITO ITALIANO BANK (IRELAND) SERIES LIB+/-++                     5.34        03/09/2007            865,325
      1,142,047    UNITEDHEALTH GROUP INCORPORATED                                        5.42        10/31/2006          1,137,200
         69,215    VERSAILLES CDS LLC++                                                   5.35        10/20/2006             69,034
        520,427    WHISTLEJACKET CAPITAL LIMITED                                          5.31        10/16/2006            519,360
        163,763    WHITE PINE FINANCE LLC                                                 5.30        10/02/2006            163,763
        605,562    WHITE PINE FINANCE LLC                                                 5.31        10/16/2006            604,320

                                                                                                                         78,818,491
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $80,315,354)                                                               80,315,354
                                                                                                                    ---------------

SHARES
SHORT-TERM INVESTMENTS - 1.76%
      8,039,962    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~++                                                            8,039,962
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $8,039,962)                                                                            8,039,962
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $507,281,362)*                           117.70%                                                              $   537,209,489

OTHER ASSETS AND LIABILITIES, NET              (17.70)                                                                  (80,788,452)
                                               ------                                                               ---------------

TOTAL NET ASSETS                               100.00%                                                              $   456,421,037
                                               ======                                                               ===============

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+     NON-INCOME EARNING SECURITIES.

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

SS. THESE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE EFFECTIVE MATURITY.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

+++   SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $8,039,962.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $508,878,504 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

         GROSS UNREALIZED APPRECIATION                       $ 52,991,475
         GROSS UNREALIZED DEPRECIATION                        (24,660,490)
                                                             ------------
         NET UNREALIZED APPRECIATION (DEPRECIATION)          $ 28,330,985

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


190

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SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   STRATEGIC SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 96.37%

ADVERTISING - 0.51%
         97,800    CENVEO INCORPORATED+                                                                             $     1,840,596
                                                                                                                    ---------------

AGRICULTURAL PRODUCTION CROPS - 1.24%
        110,000    DELTA & PINE LAND COMPANY                                                                              4,455,000
                                                                                                                    ---------------

AMUSEMENT & RECREATION SERVICES - 1.24%
         29,285    CENTURY CASINOS INCORPORATED+                                                                            291,093
        432,000    LAKES ENTERTAINMENT INCORPORATED+                                                                      4,173,120

                                                                                                                          4,464,213
                                                                                                                    ---------------

APPAREL & ACCESSORY STORES - 1.35%
         53,500    CHARLOTTE RUSSE HOLDING INCORPORATED+                                                                  1,473,390
         22,300    CHRISTOPHER & BANKS CORPORATION                                                                          657,404
          6,400    CLAIRE'S STORES INCORPORATED                                                                             186,624
         42,300    FINISH LINE INCORPORATED CLASS A                                                                         533,826
         19,700    PAYLESS SHOESOURCE INCORPORATED+                                                                         490,530
         42,100    THE CATO CORPORATION CLASS A                                                                             922,411
         96,600    WET SEAL INCORPORATED CLASS A+                                                                           593,124

                                                                                                                          4,857,309
                                                                                                                    ---------------
APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 0.96%
         62,600    CUTTER & BUCK INCORPORATED                                                                               605,342
         24,100    GYMBOREE CORPORATION+                                                                                  1,016,538
         16,800    KELLWOOD COMPANY                                                                                         484,344
         60,400    MAIDENFORM BRANDS INCORPORATED+                                                                        1,165,720
         15,200    QUIKSILVER INCORPORATED+                                                                                 184,680

                                                                                                                          3,456,624
                                                                                                                    ---------------

AUTOMOTIVE REPAIR, SERVICES & PARKING - 0.35%
         36,855    MONRO MUFFLER BRAKE INCORPORATED                                                                       1,253,439
                                                                                                                    ---------------

BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS - 0.26%
         18,600    LEVITT CORPORATION CLASS A                                                                               218,736
         33,600    PERINI CORPORATION+                                                                                      701,568

                                                                                                                            920,304
                                                                                                                    ---------------

BUSINESS SERVICES - 7.63%
        303,395    3 COM CORPORATION+                                                                                     1,337,972
         65,475    ABM INDUSTRIES INCORPORATED                                                                            1,228,311
        133,400    ANSWERTHINK CONSULTING GROUP INCORPORATED+                                                               358,846
        215,500    APAC TELESERVICES INCORPORATED+                                                                          571,075
         69,000    BISYS GROUP INCORPORATED+                                                                                749,340
        270,600    BORLAND SOFTWARE CORPORATION+                                                                          1,550,538
         42,800    BSQUARE CORPORATION+                                                                                      86,028
        351,600    CIBER INCORPORATED+                                                                                    2,331,108
         13,200    COREL CORPORATION                                                                                        169,884
         22,400    ELECTRO RENT CORPORATION+                                                                                381,024
         18,180    ELECTRONICS FOR IMAGING INCORPORATED+                                                                    415,958
        121,870    EMBARCADERO TECHNOLOGIES INCORPORATED+                                                                 1,001,771

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WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   STRATEGIC SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
BUSINESS SERVICES (CONTINUED)
          4,500    GERBER SCIENTIFIC INCORPORATED                                                                   $        67,410
         67,700    GSE SYSTEMS INCORPORATED+                                                                                243,720
         89,065    HEALTHCARE SERVICES GROUP                                                                              2,240,875
        138,860    HILL INTERNATIONAL INCORPORATED+                                                                         798,445
         47,000    HMS HOLDINGS CORPORATION+                                                                                593,140
         23,500    HUMMINGBIRD LIMITED+                                                                                     654,005
         25,300    I2 TECHNOLOGIES INCORPORATED+                                                                            473,869
        107,700    INDUS INTERNATIONAL INCORPORATED+                                                                        270,327
         82,700    JDA SOFTWARE GROUP INCORPORATED+                                                                       1,275,234
         11,800    KRONOS INCORPORATED+                                                                                     402,262
        118,000    LIONBRIDGE TECHNOLOGIES INCORPORATED+                                                                    900,340
         20,400    METROLOGIC INSTRUMENTS INCORPORATED+                                                                     370,464
        210,600    MIDWAY GAMES INCORPORATED+                                                                             1,849,068
         24,905    MPS GROUP INCORPORATED+                                                                                  376,315
         37,900    MRO SOFTWARE INCORPORATED+                                                                               972,893
         35,200    MSC.SOFTWARE CORPORATION                                                                                 542,080
         26,100    NOVELL INCORPORATED+                                                                                     159,732
         97,400    OPEN TEXT CORPORATION+                                                                                 1,743,460
         23,400    PEROT SYSTEMS CORPORATION CLASS A+                                                                       322,686
         41,500    PLATO LEARNING INCORPORATED+                                                                             264,355
            200    S1 CORPORATION+                                                                                              922
         32,100    SPSS INCORPORATED+                                                                                       800,253
         98,200    SUPPORTSOFT INCORPORATED+                                                                                429,134
         13,600    SYBASE INCORPORATED+                                                                                     329,664
          4,700    TAKE-TWO INTERACTIVE SOFTWARE INCORPORATED+                                                               67,022
         71,010    VIGNETTE CORPORATION+                                                                                    961,475
         30,200    WATCHGUARD TECHNOLOGIES INCORPORATED+                                                                    128,350

                                                                                                                         27,419,355
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 3.97%
        158,100    ADEZA BIOMEDICAL CORPORATION+                                                                          2,594,421
         11,060    AVENTINE RENEWABLE ENERGY HOLDINGS INCORPORATED+                                                         236,573
         12,600    CHATTEM INCORPORATED+                                                                                    442,512
         16,570    COLLAGENEX PHARMACEUTICALS INCORPORATED+                                                                 215,244
         42,100    ELIZABETH ARDEN INCORPORATED+                                                                            680,336
        106,500    LANDEC CORPORATION+                                                                                    1,150,200
         17,825    NOVEN PHARMACEUTICALS INCORPORATED+                                                                      429,939
         82,100    ORASURE TECHNOLOGIES INCORPORATED+                                                                       660,084
          7,000    PAR PHARMACEUTICAL COMPANIES INCORPORATED+                                                               127,680
        154,100    PDL BIOPHARMA INCORPORATED+                                                                            2,958,720
         58,945    PRESTIGE BRANDS HOLDINGS INCORPORATED+                                                                   656,647
         23,280    RPM INTERNATIONAL INCORPORATED                                                                           442,087
         26,900    SERACARE LIFE SCIENCES INCORPORATED+                                                                     156,020
         60,605    WELLMAN INCORPORATED                                                                                     241,814
      1,731,100    XOMA LIMITED+                                                                                          3,271,779

                                                                                                                         14,264,056
                                                                                                                    ---------------

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SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   STRATEGIC SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMUNICATIONS - 1.89%
         63,800    ADTRAN INCORPORATED                                                                              $     1,520,992
         25,250    CHINA GRENTECH CORPORATION LIMITED ADR+                                                                  261,338
        134,680    CINCINNATI BELL INCORPORATED+                                                                            649,158
         23,150    ESCHELON TELECOM INCORPORATED+                                                                           393,319
         25,500    IOWA TELECOMMUNICATIONS SERVICES INCORPORATED                                                            504,645
         92,380    LIGHTBRIDGE INCORPORATED+                                                                              1,082,694
         53,335    MASTEC INCORPORATED+                                                                                     590,418
        109,500    PREMIERE GLOBAL SERVICES INCORPORATED+                                                                   950,460
         69,100    REGENT COMMUNICATIONS INCORPORATED+                                                                      261,889
         59,400    TALK AMERICA HOLDINGS INCORPORATED+                                                                      564,300

                                                                                                                          6,779,213
                                                                                                                    ---------------
CONSTRUCTION SPECIAL TRADE CONTRACTORS - 0.33%
         34,200    COMFORT SYSTEMS USA INCORPORATED                                                                         391,932
         20,800    INSITUFORM TECHNOLOGIES INCORPORATED CLASS A+                                                            505,024
         20,580    MATRIX SERVICE COMPANY+                                                                                  269,392

                                                                                                                          1,166,348
                                                                                                                    ---------------

DEPOSITORY INSTITUTIONS - 2.31%
         17,400    ASTORIA FINANCIAL CORPORATION                                                                            536,268
          8,980    COMMUNITY BANCORP+                                                                                       273,980
        267,500    FIRST FINANCIAL BANCORP                                                                                4,255,925
         38,743    FIRST SECURITY GROUP INCORPORATED                                                                        446,319
         52,200    MIDWEST BANC HOLDINGS INCORPORATED                                                                     1,274,724
         25,700    PLACER SIERRA BANCSHARES                                                                                 570,797
         16,400    THE COLONIAL BANCGROUP INCORPORATED                                                                      401,800
         24,000    WASHINGTON FEDERAL INCORPORATED                                                                          538,560

                                                                                                                          8,298,373
                                                                                                                    ---------------

EATING & DRINKING PLACES - 0.54%
         68,600    BUCA INCORPORATED+                                                                                       361,522
         29,135    CALIFORNIA PIZZA KITCHEN INCORPORATED+                                                                   872,011
         17,400    CEC ENTERTAINMENT INCORPORATED+                                                                          548,274
         19,400    RUBIO'S RESTAURANTS INCORPORATED+                                                                        171,302

                                                                                                                          1,953,109
                                                                                                                    ---------------

EDUCATIONAL SERVICES - 0.74%
        219,300    CORINTHIAN COLLEGES INCORPORATED+                                                                      2,370,633
         36,500    LEARNING TREE INTERNATIONAL INCORPORATED+                                                                296,745

                                                                                                                          2,667,378
                                                                                                                    ---------------

ELECTRIC, GAS & SANITARY SERVICES - 3.33%
        331,600    CASELLA WASTE SYSTEMS INCORPORATED CLASS A+                                                            3,428,744
        154,100    CLEAN HARBORS INCORPORATED+                                                                            6,711,055
            500    IDACORP INCORPORATED                                                                                      18,905
         49,900    PNM RESOURCES INCORPORATED                                                                             1,375,743
         13,100    UNISOURCE ENERGY CORPORATION                                                                             436,623

                                                                                                                         11,971,070
                                                                                                                    ---------------

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   STRATEGIC SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 7.51%
         53,200    ACTEL CORPORATION+                                                                               $       827,260
         97,600    ADAPTEC INCORPORATED+                                                                                    430,416
        218,500    ADVANCED ANALOGIC TECHNOLOGIES INCORPORATED+                                                           1,199,565
         21,700    ATI TECHNOLOGIES INCORPORATED+                                                                           465,465
        483,100    C-COR INCORPORATED+                                                                                    4,144,998
         33,000    DIODES INCORPORATED+                                                                                   1,424,610
         26,400    ELECTRO SCIENTIFIC INDUSTRIES INCORPORATED+                                                              543,840
         28,600    ESS TECHNOLOGY INCORPORATED+                                                                              26,598
        144,613    EVANS & SUTHERLAND COMPUTER CORPORATION+                                                                 650,759
         55,900    EXAR CORPORATION+                                                                                        742,911
        317,500    FUELCELL ENERGY INCORPORATED+                                                                          2,416,175
        120,900    GRAFTECH INTERNATIONAL LIMITED+                                                                          706,056
         16,800    HOUSTON WIRE & CABLE COMPANY+                                                                            315,840
         12,700    IMATION CORPORATION                                                                                      509,905
         30,920    INTEGRATED ELECTRICAL SERVICES, INCORPORATED+                                                            488,845
         58,100    INTER-TEL INCORPORATED                                                                                 1,254,960
        203,065    MCDATA CORPORATION+                                                                                    1,001,110
        243,700    MERCURY COMPUTER SYSTEMS INCORPORATED+                                                                 2,887,845
         45,400    METHODE ELECTRONICS INCORPORATED                                                                         431,754
        405,205    MRV COMMUNICATIONS INCORPORATED+                                                                       1,118,366
         20,300    OMNIVISION TECHNOLOGIES INCORPORATED+                                                                    289,681
         23,820    OSI SYSTEMS INCORPORATED+                                                                                466,872
        111,800    PEMSTAR INCORPORATED+                                                                                    408,070
        120,010    POWER-ONE INCORPORATED+                                                                                  868,872
        104,095    RICHARDSON ELECTRONICS LIMITED                                                                           939,978
         81,390    SEACHANGE INTERNATIONAL INCORPORATED+                                                                    723,557
        107,700    SILICON STORAGE TECHNOLOGY INCORPORATED+                                                                 443,724
         99,180    STATS CHIPPAC LIMITED ADR+                                                                               596,072
         34,800    UNIVERSAL ELECTRONICS INCORPORATED+                                                                      661,200

                                                                                                                         26,985,304
                                                                                                                    ---------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 1.54%
         17,755    CDI CORPORATION                                                                                          367,706
          8,900    CEPHALON INCORPORATED+                                                                                   549,575
         82,695    CV THERAPEUTICS INCORPORATED+                                                                            921,222
        422,200    DIVERSA CORPORATION+                                                                                   3,386,044
         15,100    TETRA TECH INCORPORATED+                                                                                 263,042
          3,100    TRIMERIS INCORPORATED+                                                                                    27,280

                                                                                                                          5,514,869
                                                                                                                    ---------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 0.55%
          9,250    CRANE COMPANY                                                                                            386,650
         39,700    CROWN HOLDINGS INCORPORATED+                                                                             738,420
         42,100    MATERIAL SCIENCES CORPORATION+                                                                           419,316
         15,900    SUN HYDRAULICS CORPORATION                                                                               326,109
          2,200    VALMONT INDUSTRIES INCORPORATED                                                                          114,950

                                                                                                                          1,985,445
                                                                                                                    ---------------

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SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   STRATEGIC SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
FOOD & KINDRED PRODUCTS - 4.25%
        483,005    DEL MONTE FOODS COMPANY                                                                          $     5,047,402
         20,800    FLOWERS FOODS INCORPORATED                                                                               559,104
        294,000    HERCULES INCORPORATED+                                                                                 4,636,380
         17,905    SANDERSON FARMS INCORPORATED                                                                             579,406
        151,200    TOOTSIE ROLL INDUSTRIES INCORPORATED                                                                   4,431,672

                                                                                                                         15,253,964
                                                                                                                    ---------------

FOOD STORES - 0.16%
         22,400    INGLES MARKETS INCORPORATED CLASS A                                                                      590,912
                                                                                                                    ---------------

FURNITURE & FIXTURES - 0.49%
         16,700    DOREL INDUSTRIES INCORPORATED+                                                                           427,186
         20,500    KIMBALL INTERNATIONAL INCORPORATED CLASS B                                                               395,650
         35,900    LSI INDUSTRIES INCORPORATED                                                                              583,375
         25,500    SEALY CORPORATION                                                                                        333,030

                                                                                                                          1,739,241
                                                                                                                    ---------------

GENERAL MERCHANDISE STORES - 0.32%
         58,900    GANDER MOUNTAIN COMPANY+                                                                                 409,944
         47,400    RETAIL VENTURES INCORPORATED+                                                                            730,434

                                                                                                                          1,140,378
                                                                                                                    ---------------

HEALTH SERVICES - 3.93%
        106,100    ALLIED HEALTHCARE INTERNATIONAL INCORPORATED+                                                            211,139
         30,500    AMERICA SERVICE GROUP INCORPORATED+                                                                      396,805
         66,700    CARDIAC SCIENCE CORPORATION+                                                                             493,580
         39,870    CROSS COUNTRY HEALTHCARE INCORPORATED+                                                                   677,790
         60,900    FIVE STAR QUALITY CARE INCORPORATED+                                                                     655,284
         13,145    GENESIS HEALTHCARE CORPORATION+                                                                          626,096
         47,820    GENTIVA HEALTH SERVICES INCORPORATED+                                                                    786,161
        114,700    HEALTHSOUTH REHABILITATION CORPORATION+                                                                  568,912
      1,154,900    HOOPER HOLMES INCORPORATED                                                                             3,892,013
          8,900    MATRIA HEALTHCARE INCORPORATED+                                                                          247,331
         50,000    NAUTILUS GROUP INCORPORATED                                                                              687,500
        263,900    NEKTAR THERAPEUTICS+                                                                                   3,802,799
         54,400    OPTION CARE INCORPORATED                                                                                 728,416
         27,800    REHABCARE GROUP INCORPORATED+                                                                            364,180

                                                                                                                         14,138,006
                                                                                                                    ---------------

HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION CONTRACTS - 0.04%
          3,500    FOSTER WHEELER LIMITED+                                                                                  135,065
                                                                                                                    ---------------

HOLDING & OTHER INVESTMENT OFFICES - 3.98%
        107,300    AAMES INVESTMENT CORPORATION                                                                             377,696
        105,395    AFFORDABLE RESIDENTIAL COMMUNITIES+                                                                    1,021,278
         20,500    AGREE REALTY CORPORATION                                                                                 673,425
        121,715    ANNALY MORTGAGE MANAGEMENT INCORPORATED                                                                1,599,335
        161,400    ANTHRACITE CAPITAL INCORPORATED                                                                        2,075,604
        156,100    ANWORTH MORTGAGE ASSET CORPORATION                                                                     1,303,435
         52,100    FELDMAN MALL PROPERTIES INCORPORATED                                                                     574,663

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WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   STRATEGIC SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
HOLDING & OTHER INVESTMENT OFFICES (CONTINUED)
         65,485    GOVERNMENT PROPERTIES TRUST INCORPORATED                                                         $       590,675
        101,000    HIGHLAND HOSPITALITY CORPORATION                                                                       1,447,330
         64,500    JER INVESTORS TRUST INCORPORATED                                                                       1,106,820
         62,300    LUMINENT MORTGAGE CAPITAL INCORPORATED                                                                   641,067
         50,600    MEDICAL PROPERTIES TRUST INCORPORATED                                                                    677,534
         12,800    MORTGAGEIT HOLDINGS INCORPORATED                                                                         180,224
         38,060    UMH PROPERTIES INCORPORATED                                                                              588,027
        118,000    WINSTON HOTELS INCORPORATED                                                                            1,453,760

                                                                                                                         14,310,873
                                                                                                                    ---------------

HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 0.35%
        145,100    BELL MICROPRODUCTS INCORPORATED+                                                                         753,069
         40,900    PIER 1 IMPORTS INCORPORATED                                                                              303,478
        155,400    THE BOMBAY COMPANY INCORPORATED+                                                                         212,898

                                                                                                                          1,269,445
                                                                                                                    ---------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 0.42%
          7,400    BOYD GAMING CORPORATION                                                                                  284,456
         89,030    EMPIRE RESORTS INCORPORATED+                                                                             636,565
         17,200    MTR GAMING GROUP INCORPORATED+                                                                           161,508
         40,200    RED LION HOTELS CORPORATION+                                                                             432,552

                                                                                                                          1,515,081
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 9.17%
         15,800    BLOUNT INTERNATIONAL INCORPORATED+                                                                       158,316
         15,000    BRIGGS & STRATTON CORPORATION                                                                            413,250
         31,000    COLUMBUS MCKINNON CORPORATION+                                                                           558,930
      1,832,100    CONCURRENT COMPUTER CORPORATION+                                                                       3,242,817
         58,630    CRAY INCORPORATED+                                                                                       651,966
         78,300    DOT HILL SYSTEMS CORPORATION+                                                                            305,370
        108,200    ENTEGRIS INCORPORATED+                                                                                 1,180,462
         40,400    FLANDER CORPORATION+                                                                                     345,824
          4,500    GARDNER DENVER INCORPORATED+                                                                             148,860
        708,100    INFOCUS CORPORATION+                                                                                   2,025,166
        161,400    INTERMEC INCORPORATED+                                                                                 4,254,504
         30,400    KADANT INCORPORATED+                                                                                     746,624
         12,000    KOMAG INCORPORATED+                                                                                      383,520
          5,400    MANITOWOC COMPANY INCORPORATED                                                                           241,866
         89,700    NN INCORPORATED                                                                                        1,061,151
        159,655    PALL CORPORATION                                                                                       4,918,971
            200    PLANAR SYSTEMS INCORPORATED+                                                                               2,270
        167,355    PROQUEST COMPANY+                                                                                      2,178,962
         79,000    QUALSTAR CORPORATION+                                                                                    256,750
         21,700    RIMAGE CORPORATION+                                                                                      486,514
        121,100    ROBBINS & MYERS INCORPORATED                                                                           3,744,412
        130,980    SYMBOL TECHNOLOGIES INCORPORATED                                                                       1,946,363
            400    TENNANT COMPANY                                                                                            9,736

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SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   STRATEGIC SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT (CONTINUED)
         15,600    TIMKEN COMPANY                                                                                   $       464,568
        243,000    ULTRATECH INCORPORATED+                                                                                3,236,760
                                                                                                                         32,963,932
                                                                                                                    ---------------

INSURANCE AGENTS, BROKERS & SERVICE - 0.67%
         40,000    CLARK INCORPORATED                                                                                       450,800
        325,300    CRAWFORD & COMPANY CLASS A                                                                             1,948,547
                                                                                                                          2,399,347
                                                                                                                    ---------------

INSURANCE CARRIERS - 6.22%
         38,200    AFFIRMATIVE INSURANCE HOLDINGS INCORPORATED                                                              559,630
         70,700    AMCOMP INCORPORATED+                                                                                     687,204
         71,100    AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY                                                          872,397
         29,200    AMERICAN SAFETY INSURANCE GROUP LIMITED+                                                                 534,360
         45,900    AMERISAFE INCOPORATED+                                                                                   449,820
          4,000    AMERUS GROUP COMPANY                                                                                     272,040
         27,675    ARGONAUT GROUP INCORPORATED+                                                                             858,755
         70,700    CRM HOLDINGS LIMITED+                                                                                    533,785
          7,500    DELPHI FINANCIAL GROUP INCORPORATED CLASS A                                                              299,100
         72,300    DONEGAL GROUP INCORPORATED CLASS A                                                                     1,461,906
         22,400    EMC INSURANCE GROUP INCORPORATED                                                                         646,016
          9,585    ENDURANCE SPECIALTY HOLDINGS LIMITED                                                                     337,967
        193,200    FREMONT GENERAL CORPORATION                                                                            2,702,868
         20,000    HARLEYSVILLE GROUP INCORPORATED                                                                          699,800
        167,005    KMG AMERICA CORPORATION+                                                                               1,227,487
         55,000    MEADOWBROOK INSURANCE GROUP INCORPORATED+                                                                619,300
          8,015    MERCURY GENERAL CORPORATION                                                                              397,624
         74,100    NORTH POINTE HOLDINGS CORPORATION+                                                                       686,166
         19,715    NYMAGIC INCORPORATED                                                                                     624,966
         13,000    OHIO CASUALTY CORPORATION                                                                                336,310
         57,100    PMA CAPITAL CORPORATION CLASS A+                                                                         503,622
         16,120    PRA INTERNATIONAL+                                                                                       430,243
         77,900    PROCENTURY CORPORATION                                                                                 1,168,500
         36,700    QUANTA CAPITAL HOLDINGS LIMITED+                                                                          67,528
        111,300    SCOTTISH RE GROUP LIMITED+                                                                             1,209,831
         97,200    SEABRIGHT INSURANCE HOLDINGS INCORPORATED+                                                             1,357,884
         62,300    SPECIALTY UNDERWRITERS' ALLIANCE INCORPORATED+                                                           517,090
         10,800    STANCORP FINANCIAL GROUP INCORPORATED                                                                    482,004
         26,800    STATE AUTO FINANCIAL CORPORATION                                                                         818,740
          9,000    TRIAD GUARANTY INCORPORATED+                                                                             460,530
         33,200    UNIVERSAL AMERICAN FINANCIAL CORPORATION+                                                                533,524

                                                                                                                         22,356,997
                                                                                                                    ---------------

JUSTICE, PUBLIC ORDER & SAFETY - 0.29%
         24,665    GEO GROUP INCORPORATED+                                                                                1,042,096
                                                                                                                    ---------------

LEATHER & LEATHER PRODUCTS - 0.31%
         32,560    BAKERS FOOTWEAR GROUP INCORPORATED+                                                                      429,466
         27,200    SHOE CARNIVAL INCORPORATED+                                                                              685,984

                                                                                                                          1,115,450
                                                                                                                    ---------------

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   STRATEGIC SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
LUMBER & WOOD PRODUCTS, EXCEPT FURNITURE - 0.18%
         45,600    CHAMPION ENTERPRISES INCORPORATED+                                                               $       314,640
         18,000    LOUISIANA-PACIFIC CORPORATION                                                                            337,860

                                                                                                                            652,500
                                                                                                                    ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 4.53%
        180,664    ALLIED HEALTHCARE PRODUCTS INCORPORATED+                                                                 946,679
         23,135    ARMOR HOLDINGS INCORPORATED+                                                                           1,326,330
         28,200    CANTEL INDUSTRIES+                                                                                       391,698
        282,785    CREDENCE SYSTEMS CORPORATION+                                                                            805,937
         78,200    DEL GLOBAL TECHNOLOGIES CORPORATION+                                                                     136,850
          6,700    DRS TECHNOLOGIES INCORPORATED                                                                            292,589
         58,600    EDAP TMS SA ADR+                                                                                         453,564
         78,700    HEALTHTRONICS INCORPORATED+                                                                              485,579
        159,400    INPUT OUTPUT INCORPORATED+                                                                             1,582,842
         62,600    MILLIPORE CORPORATION+                                                                                 3,837,380
         27,900    MOLECULAR DEVICES CORPORATION+                                                                           515,871
        100,500    NORTH AMERICAN SCIENTIFIC INCORPORATED+                                                                  127,635
        171,000    ORTHOLOGIC CORPORATION+                                                                                  222,300
         27,000    PERKINELMER INCORPORATED                                                                                 511,110
         82,000    VITAL SIGNS INCORPORATED                                                                               4,642,020

                                                                                                                         16,278,384
                                                                                                                    ---------------

METAL MINING - 1.17%
         94,525    APEX SILVER MINES LIMITED+                                                                             1,574,787
            200    GLAMIS GOLD LIMITED                                                                                        7,886
            200    GOLD FIELDS LIMITED ADR                                                                                    3,568
         24,985    GOLDCORP INCORPORATED                                                                                    589,646
         11,990    MERIDIAN GOLD INCORPORATED+                                                                              298,071
         85,110    RANDGOLD RESOURCES LIMITED ADR+                                                                        1,732,840

                                                                                                                          4,206,798
                                                                                                                    ---------------

MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS - 0.14%
        147,115    BIRCH MOUNTAIN RESOURCES LIMITED+                                                                        514,903
                                                                                                                    ---------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 1.29%
         51,320    ACCO BRANDS CORPORATION+                                                                               1,142,383
         44,700    K2 INCORPORATED+                                                                                         524,331
        134,500    LEAPFROG ENTERPRISES INCORPORATED+                                                                     1,066,585
         21,200    LYDALL INCORPORATED+                                                                                     188,680
        103,785    PROGRESSIVE GAMING INTERNATIONAL CORPORATION+                                                            851,037
          9,600    RC2 CORPORATION+                                                                                         321,888
         34,500    RUSS BERRIE & COMPANY INCORPORATED                                                                       525,780

                                                                                                                          4,620,684
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   STRATEGIC SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
MISCELLANEOUS RETAIL - 0.79%
         52,300    AC MOORE ARTS & CRAFTS INCORPORATED+                                                             $       995,269
         61,800    FINLAY ENTERPRISES INCORPORATED+                                                                         407,880
         82,200    HANCOCK FABRICS INCORPORATED                                                                             235,914
         68,800    PC MALL INCORPORATED+                                                                                    494,672
         69,890    SHARPER IMAGE CORPORATION+                                                                               719,867

                                                                                                                          2,853,602
                                                                                                                    ---------------
MISCELLANEOUS SERVICES - 0.11%
         22,600    BANKFINANCIAL CORPORATION                                                                                395,274
                                                                                                                    ---------------

MOTION PICTURES - 0.14%
        137,400    WPT ENTERPRISES INCORPORATED+                                                                            516,624
                                                                                                                    ---------------

MOTOR FREIGHT TRANSPORTATION & WAREHOUSING - 0.13%
         24,600    WERNER ENTERPRISES INCORPORATED                                                                          460,266
                                                                                                                    ---------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 0.73%
         15,200    ASTA FUNDING INCORPORATED                                                                                569,848
        125,800    MCG CAPITAL CORPORATION                                                                                2,054,314

                                                                                                                          2,624,162
                                                                                                                    ---------------

OIL & GAS EXTRACTION - 5.28%
         15,700    ATWOOD OCEANICS INCORPORATED+                                                                            706,029
         50,600    BRIGHAM EXPLORATION COMPANY+                                                                             342,562
         24,500    CARRIZO OIL AND GAS INCORPORATED+                                                                        631,855
         41,600    COMSTOCK RESOURCES INCORPORATED+                                                                       1,129,440
         13,360    FOREST OIL CORPORATION+                                                                                  422,042
        206,490    GLOBAL INDUSTRIES LIMITED+                                                                             3,212,984
        142,100    HANOVER COMPRESSOR COMPANY+                                                                            2,589,062
         43,575    HELMERICH & PAYNE INCORPORATED                                                                         1,003,532
         88,835    KEY ENERGY SERVICES INCORPORATED+                                                                      1,208,156
         62,360    MCMORAN EXPLORATION COMPANY+                                                                           1,106,266
        286,975    NEWPARK RESOURCES INCORPORATED+                                                                        1,529,577
         21,200    OCEANEERING INTERNATIONAL INCORPORATED+                                                                  652,960
         11,755    PRIDE INTERNATIONAL INCORPORATED+                                                                        322,322
         52,535    RANGE RESOURCES CORPORATION                                                                            1,325,983
         27,200    SUPERIOR ENERGY SERVICES INCORPORATED+                                                                   714,272
         50,800    TRILOGY ENERGY TRUST                                                                                     707,632
          7,000    UNIT CORPORATION+                                                                                        321,790
         27,800    WARREN RESOURCES INCORPORATED+                                                                           338,604
         44,755    WILLBROS GROUP INCORPORATED+                                                                             699,073

                                                                                                                         18,964,141
                                                                                                                    ---------------

PAPER & ALLIED PRODUCTS - 1.21%
        342,300    BUCKEYE TECHNOLOGIES INCORPORATED+                                                                     2,909,550
         68,985    CHESAPEAKE CORPORATION                                                                                   987,175
         32,700    WAUSAU PAPER CORPORATION                                                                                 441,450

                                                                                                                          4,338,175
                                                                                                                    ---------------

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   STRATEGIC SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
PERSONAL SERVICES - 0.18%
         18,400    REGIS CORPORATION                                                                                $       659,640
                                                                                                                    ---------------

PETROLEUM REFINING & RELATED INDUSTRIES - 0.44%
         32,025    INTEROIL CORPORATION+                                                                                    606,233
         27,200    WD-40 COMPANY                                                                                            970,224

                                                                                                                          1,576,457
                                                                                                                    ---------------

PIPELINES, EXCEPT NATURAL GAS - 0.12%
          9,300    ENBRIDGE ENERGY PARTNERS LIMITED PARTNERSHIP                                                             432,915
                                                                                                                    ---------------
PRIMARY METAL INDUSTRIES - 1.50%
         55,300    BRUSH ENGINEERED MATERIALS INCORPORATED+                                                               1,375,311
         15,600    MUELLER INDUSTRIES INCORPORATED                                                                          548,652
         38,000    NORTHWEST PIPE COMPANY+                                                                                1,140,000
         10,700    NOVAMERICAN STEEL INCORPORATED+                                                                          357,380
         19,000    NS GROUP INCORPORATED+                                                                                 1,226,450
          5,895    OREGON STEEL MILLS INCORPORATED+                                                                         288,089
         26,900    TREDEGAR CORPORATION                                                                                     450,306

                                                                                                                          5,386,188
                                                                                                                    ---------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 2.74%
         25,700    AMERICAN GREETINGS CORPORATION CLASS A                                                                   594,184
         38,600    ENNIS INCORPORATED                                                                                       835,690
        110,330    JOURNAL COMMUNICATIONS INCORPORATED CLASS A                                                            1,243,419
         12,880    MCCLATCHY COMPANY CLASS A                                                                                543,407
        202,800    PLAYBOY ENTERPRISES INCORPORATED CLASS B+                                                              1,908,348
         18,020    R.H. DONNELLEY CORPORATION+                                                                              953,258
        284,000    READER'S DIGEST ASSOCIATION INCORPORATED                                                               3,680,640
          2,400    REYNOLDS & REYNOLDS COMPANY CLASS A                                                                       94,824

                                                                                                                          9,853,770
                                                                                                                    ---------------

REAL ESTATE - 0.15%
         42,700    THOMAS PROPERTIES GROUP INCORPORATED                                                                     548,695
                                                                                                                    ---------------

REAL ESTATE INVESTMENT TRUST (REIT) - 0.51%
         54,400    LEXINGTON CORPORATE PROPERTIES TRUST                                                                   1,152,192
         17,700    NEW CENTURY FINANCIAL CORPORATION                                                                        695,787

                                                                                                                          1,847,979
                                                                                                                    ---------------

RETAIL, TRADE & SERVICES - 0.37%
         58,500    STRIDE RITE CORPORATION                                                                                  816,660
         84,500    TRANSPORT WORLD ENTERTAINMENT CORPORATION+                                                               512,070

                                                                                                                          1,328,730
                                                                                                                    ---------------

RUBBER & MISCELLANEOUS PLASTICS PRODUCTS - 0.50%
        159,760    INTERTAPE POLYMER GROUP INCORPORATED+                                                                  1,230,152
         29,200    TUPPERWARE CORPORATION                                                                                   568,232

                                                                                                                          1,798,384
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   STRATEGIC SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 0.29%
          2,500    FRIEDMAN BILLINGS RAMSEY GROUP INCORPORATED CLASS A                                              $        20,075
         97,785    MARKETAXCESS HOLDINGS INCORPORATED+                                                                    1,023,809

                                                                                                                          1,043,884
                                                                                                                    ---------------

STONE, CLAY, GLASS & CONCRETE PRODUCTS - 0.45%
         68,210    GENTEX CORPORATION                                                                                       969,264
         97,175    US CONCRETE INCORPORATED+                                                                                632,609

                                                                                                                          1,601,873
                                                                                                                    ---------------

TEXTILE MILL PRODUCTS - 0.02%
         71,400    QUAKER FABRIC CORPORATION                                                                                 79,968
                                                                                                                    ---------------

TRANSPORTATION BY AIR - 0.85%
        101,795    AIRTRAN HOLDINGS INCORPORATED+                                                                         1,009,806
         15,880    EGL INCORPORATED+                                                                                        578,667
         38,885    JETBLUE AIRWAYS CORPORATION+                                                                             360,464
         26,110    LAN AIRLINES SA ADR+                                                                                     995,052
          3,300    PHI INCORPORATED+                                                                                         99,165

                                                                                                                          3,043,154
                                                                                                                    ---------------

TRANSPORTATION EQUIPMENT - 1.42%
         38,900    AFTERMARKET TECHNOLOGY CORPORATION+                                                                      690,864
         24,400    ARCTIC CAT INCORPORATED                                                                                  405,040
        229,590    EXIDE TECHNOLOGIES+                                                                                      856,371
        141,190    FLEETWOOD ENTERPRISES INCORPORATED+                                                                      950,209
         32,700    K & F INDUSTRIES HOLDINGS INCORPORATED+                                                                  614,106
         25,000    MONACO COACH CORPORATION                                                                                 278,500
         69,000    WABASH NATIONAL CORPORATION                                                                              944,610
         13,300    WABTEC CORPORATION                                                                                       360,829

                                                                                                                          5,100,529
                                                                                                                    ---------------

TRANSPORTATION SERVICES - 0.31%
         25,400    DYNAMEX INCORPORATED+                                                                                    527,050
         14,500    GATX CORPORATION                                                                                         599,865

                                                                                                                          1,126,915
                                                                                                                    ---------------

WHOLESALE TRADE NON-DURABLE GOODS - 1.97%
         74,300    BIOSCRIP INCORPORATED+                                                                                   224,386
         40,100    KENNETH COLE PRODUCTIONS INCORPORATED CLASS A                                                            977,237
         94,200    NASH FINCH COMPANY                                                                                     2,216,526
         23,500    SCHOOL SPECIALTY INCORPORATED+                                                                           829,315
         36,555    SMURFIT-STONE CONTAINER CORPORATION+                                                                     409,416
        201,735    SOURCE INTERLINK COMPANIES INCORPORATED+                                                               1,916,483
         11,200    UNITED STATIONERS INCORPORATED+                                                                          520,912

                                                                                                                          7,094,275
                                                                                                                    ---------------

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   STRATEGIC SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
WHOLESALE TRADE-DURABLE GOODS - 2.00%
        112,600    DELIAS INCORPORATED+                                                                             $       867,020
         67,900    INTERLINE BRANDS INCORPORATED+                                                                         1,675,772
         47,400    KAMAN CORPORATION CLASS A                                                                                853,674
         56,900    KEYSTONE AUTOMOTIVE INDUSTRIES INCORPORATED+                                                           2,163,338
         50,900    LENOX GROUP INCORPORATED+                                                                                307,945
         83,400    MICROTECK MEDICAL HOLDING INCORPORATED+                                                                  291,900
         62,700    NAVARRE CORPORATION+                                                                                     252,054
          9,500    OWENS & MINOR INCORPORATED                                                                               312,455
         54,600    POMEROY IT SOLUTIONS INCORPORATED+                                                                       446,629

                                                                                                                          7,170,787
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $347,355,332)                                                                                 346,342,448
                                                                                                                    ---------------

SHORT-TERM INVESTMENTS - 3.73%
     13,387,149    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                          13,387,149
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $13,387,149)                                                                          13,387,149
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $360,742,481)*                         100.10%                                                                $   359,729,597

OTHER ASSETS AND LIABILITIES, NET             (0.10)                                                                       (354,339)
                                             ------                                                                 ---------------

TOTAL NET ASSETS                             100.00%                                                                $   359,375,258
                                             ======                                                                 ===============

+     NON-INCOME EARNING SECURITIES.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

+++   SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $13,387,149.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $360,970,006 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

         GROSS UNREALIZED APPRECIATION                     $ 30,461,685
         GROSS UNREALIZED DEPRECIATION                      (31,702,094)
                                                           ------------
         NET UNREALIZED APPRECIATION (DEPRECIATION)        $ (1,240,409)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                        THIS PAGE IS INTENTIONALLY LEFT BLANK --

                                          STATEMENTS OF ASSETS AND LIABILITIES--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

                                                                                  C&B LARGE      DISCIPLINED           EQUITY
                                                                                  CAP VALUE           GROWTH           INCOME
                                                                                  PORTFOLIO        PORTFOLIO        PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
   IN SECURITIES, AT MARKET VALUE ........................................   $  811,463,936   $  183,029,851   $1,005,396,940
   COLLATERAL FOR SECURITIES LOANED (NOTE 2) .............................       28,465,850       21,086,970       65,520,950
   INVESTMENTS IN AFFILIATES .............................................       35,977,814        4,075,123        5,438,592
                                                                             --------------   --------------   --------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) .......................      875,907,600      208,191,944    1,076,356,482
                                                                             --------------   --------------   --------------
   FOREIGN CURRENCY, AT VALUE ............................................                0                0                0
   VARIATION MARGIN RECEIVABLE ON FUTURES CONTRACTS ......................                0                0                0
   RECEIVABLE FOR INVESTMENTS SOLD .......................................                0                0        4,461,148
   RECEIVABLES FOR DIVIDENDS AND INTEREST ................................        1,430,838          114,036        1,093,032
   RECEIVABLE FROM THE TRUSTEES AND SHAREHOLDER SERVICING AGENT ..........                0                0                0
                                                                             --------------   --------------   --------------
TOTAL ASSETS .............................................................      877,338,438      208,305,980    1,081,910,662
                                                                             --------------   --------------   --------------
LIABILITIES
   PAYABLE FOR DAILY VARIATION MARGIN ON FUTURES CONTRACTS ...............                0                0                0
   FOREIGN TAXES PAYABLE .................................................              390                0                0
   PAYABLE FOR INVESTMENTS PURCHASED .....................................        6,827,126                0                0
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) .................          466,534          119,499          598,286
   PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT ...............            2,852            2,514            3,820
   UNREALIZED DEPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS .........                0                0                0
   PAYABLE FOR SECURITIES LOANED (NOTE 2) ................................       28,465,850       21,086,970       65,520,950
   ACCRUED EXPENSES AND OTHER LIABILITIES ................................           29,641           39,696           65,321
                                                                             --------------   --------------   --------------
TOTAL LIABILITIES ........................................................       35,792,393       21,248,679       66,188,377
                                                                             --------------   --------------   --------------
TOTAL NET ASSETS .........................................................   $  841,546,045   $  187,057,301   $1,015,722,285
                                                                             ==============   ==============   ==============
INVESTMENTS AT COST ......................................................   $  808,935,333   $  182,814,041   $  816,433,057
                                                                             ==============   ==============   ==============
FOREIGN CURRENCIES AT COST ...............................................   $            0   $            0   $            0
                                                                             ==============   ==============   ==============
SECURITIES ON LOAN, AT MARKET VALUE ......................................   $   27,429,253   $   20,701,241   $   64,022,002
                                                                             ==============   ==============   ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

                                                                 EQUITY                     INTERNATIONAL    INTERNATIONAL
                                                                  VALUE            INDEX             CORE           GROWTH
                                                              PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
   IN SECURITIES, AT MARKET VALUE ....................   $  476,062,922   $2,508,257,811   $  156,466,293   $  290,669,250
   COLLATERAL FOR SECURITIES LOANED (NOTE 2) .........       74,220,883      323,802,286        5,027,487       18,134,363
   INVESTMENTS IN AFFILIATES .........................       15,686,954       39,022,891        3,715,976       10,954,794
                                                         --------------   --------------   --------------   --------------
TOTAL INVESTMENTS AT MARKET VALUE
   (SEE COST BELOW) ..................................      565,970,759    2,871,082,988      165,209,756      319,758,407
                                                         --------------   --------------   --------------   --------------
   FOREIGN CURRENCY, AT VALUE ........................                0                0            3,933            3,374
   VARIATION MARGIN RECEIVABLE ON FUTURES CONTRACTS ..                0                0                0                0
   RECEIVABLE FOR INVESTMENTS SOLD ...................        8,102,269          490,505        1,060,338        1,485,189
   RECEIVABLES FOR DIVIDENDS AND INTEREST ............          549,430        2,823,486          924,749          626,423
   RECEIVABLE FROM THE TRUSTEES AND
      SHAREHOLDER SERVICING AGENT ....................                0              619              695                0
                                                         --------------   --------------   --------------   --------------
TOTAL ASSETS .........................................      574,622,458    2,874,397,598      167,199,471      321,873,393
                                                         --------------   --------------   --------------   --------------
LIABILITIES
   PAYABLE FOR DAILY VARIATION MARGIN ON
      FUTURES CONTRACTS ..............................                0           19,950                0                0
   FOREIGN TAXES PAYABLE .............................                0                0           11,974                0
   PAYABLE FOR INVESTMENTS PURCHASED .................        9,532,155        2,182,714          360,831        2,291,031
   PAYABLE TO INVESTMENT ADVISOR AND
      AFFILIATES (NOTE 3) ............................          308,434          212,490          139,628          250,276
   PAYABLE TO THE TRUSTEES AND SHAREHOLDER
      SERVICING AGENT ................................            2,394                0                0            1,627
   UNREALIZED DEPRECIATION ON FORWARD FOREIGN
      CURRENCY CONTRACTS .............................                0                0                0                0
   PAYABLE FOR SECURITIES LOANED (NOTE 2) ............       74,220,883      323,802,286        5,027,487       18,134,363
   ACCRUED EXPENSES AND OTHER LIABILITIES ............           43,207           86,542           20,609           33,277
                                                         --------------   --------------   --------------   --------------
TOTAL LIABILITIES ....................................       84,107,073      326,303,982        5,560,529       20,710,574
                                                         --------------   --------------   --------------   --------------
TOTAL NET ASSETS .....................................   $  490,515,385   $2,548,093,616   $  161,638,942   $  301,162,819
                                                         ==============   ==============   ==============   ==============
INVESTMENTS AT COST ..................................   $  516,183,954   $2,346,420,682   $  136,306,042   $  273,900,558
                                                         ==============   ==============   ==============   ==============
FOREIGN CURRENCIES AT COST ...........................   $            0   $            0   $            0   $          100
                                                         ==============   ==============   ==============   ==============
SECURITIES ON LOAN, AT MARKET VALUE ..................   $   72,613,110   $  316,126,742   $    4,775,176   $   17,191,861
                                                         ==============   ==============   ==============   ==============

                                                          INTERNATIONAL    INTERNATIONAL        LARGE CAP    LARGE COMPANY
                                                                  INDEX            VALUE     APPRECIATION           GROWTH
                                                              PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
   IN SECURITIES, AT MARKET VALUE ....................   $  157,673,745   $  285,132,891   $  163,223,466   $3,063,683,187
   COLLATERAL FOR SECURITIES LOANED (NOTE 2) .........        8,285,450       21,483,354        6,123,069      199,760,553
   INVESTMENTS IN AFFILIATES .........................        2,140,872       16,276,253       12,632,777       29,968,431
                                                         --------------   --------------   --------------   --------------
TOTAL INVESTMENTS AT MARKET VALUE
   (SEE COST BELOW) ..................................      168,100,067      322,892,498      181,979,312    3,293,412,171
                                                         --------------   --------------   --------------   --------------
   FOREIGN CURRENCY, AT VALUE ........................        1,617,551          854,565                0                0
   VARIATION MARGIN RECEIVABLE ON FUTURES
      CONTRACTS ......................................          531,776                0                0                0
   RECEIVABLE FOR INVESTMENTS SOLD ...................                0           26,925                0                0
   RECEIVABLES FOR DIVIDENDS AND INTEREST ............          551,201        1,277,346          200,331          533,408
   RECEIVABLE FROM THE TRUSTEES AND
      SHAREHOLDER SERVICING AGENT ....................              697              697                0                0
                                                         --------------   --------------   --------------   --------------
TOTAL ASSETS .........................................      170,801,292      325,052,031      182,179,643    3,293,945,579
                                                         --------------   --------------   --------------   --------------
LIABILITIES
   PAYABLE FOR DAILY VARIATION MARGIN ON
      FUTURES CONTRACTS ..............................                0                0                0                0
   FOREIGN TAXES PAYABLE .............................                0                0              423                0
   PAYABLE FOR INVESTMENTS PURCHASED .................          415,643           33,294        5,121,013                0
   PAYABLE TO INVESTMENT ADVISOR AND
      AFFILIATES (NOTE 3) ............................          105,672          281,561          121,642        1,596,954
   PAYABLE TO THE TRUSTEES AND SHAREHOLDER
      SERVICING AGENT ................................                0                0            2,714            4,085
   UNREALIZED DEPRECIATION ON FORWARD FOREIGN
      CURRENCY CONTRACTS .............................            3,989                0                0                0
   PAYABLE FOR SECURITIES LOANED (NOTE 2) ............        8,285,450       21,483,354        6,123,069      199,760,553
   ACCRUED EXPENSES AND OTHER LIABILITIES ............           30,524           46,172           70,433           98,936
                                                         --------------   --------------   --------------   --------------
TOTAL LIABILITIES ....................................        8,841,278       21,844,381       11,439,294      201,460,528
                                                         --------------   --------------   --------------   --------------
TOTAL NET ASSETS .....................................   $  161,960,014   $  303,207,650   $  170,740,349   $3,092,485,051
                                                         ==============   ==============   ==============   ==============
INVESTMENTS AT COST ..................................   $  127,430,169   $  277,357,205   $  171,317,298   $2,705,832,351
                                                         ==============   ==============   ==============   ==============
FOREIGN CURRENCIES AT COST ...........................   $    1,636,195   $      859,730   $            0   $            0
                                                         ==============   ==============   ==============   ==============
SECURITIES ON LOAN, AT MARKET VALUE ..................   $    7,861,591   $   20,374,872   $    5,974,781   $  194,012,507
                                                         ==============   ==============   ==============   ==============

                                          STATEMENTS OF ASSETS AND LIABILITIES--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

                                                                    SMALL CAP    SMALL COMPANY    SMALL COMPANY         STRATEGIC
                                                                        INDEX           GROWTH            VALUE         SMALL CAP
                                                                    PORTFOLIO        PORTFOLIO        PORTFOLIO   VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
   IN SECURITIES, AT MARKET VALUE ...........................  $  390,437,787   $  892,725,199   $  448,854,173   $   346,342,448
   COLLATERAL FOR SECURITIES LOANED (NOTE 2) ................      83,609,721       47,738,217       80,315,354                 0
   INVESTMENTS IN AFFILIATES ................................       4,447,986       36,812,888        8,039,962        13,387,149
                                                               --------------   --------------    -------------   ---------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) ..........     478,495,494      977,276,304      537,209,489       359,729,597
                                                               --------------   --------------    -------------   ---------------
   RECEIVABLE FOR INVESTMENTS SOLD ..........................       2,218,810        5,494,266          473,169         1,803,105
   RECEIVABLES FOR DIVIDENDS AND INTEREST ...................         397,565          395,308          470,701           491,780
   RECEIVABLE FROM THE TRUSTEES AND SHAREHOLDER SERVICING
      AGENT .................................................               0                0                0               281
                                                               --------------   --------------    -------------   ---------------
TOTAL ASSETS ................................................     481,111,869      983,165,878      538,153,359       362,024,763
                                                               --------------   --------------    -------------   ---------------
LIABILITIES
   PAYABLE FOR DAILY VARIATION MARGIN ON FUTURES
      CONTRACTS .............................................          29,700                0                0                 0
   FOREIGN TAXES PAYABLE ....................................               0                0                0                 1
   PAYABLE FOR INVESTMENTS PURCHASED ........................       1,305,322        7,137,591        1,048,716         2,401,903
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) ....          73,830          686,851          325,934           221,135
   PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT ..           3,465            3,757            1,169                 0
   PAYABLE FOR SECURITIES LOANED (NOTE 2) ...................      83,609,721       47,738,217       80,315,354                 0
   ACCRUED EXPENSES AND OTHER LIABILITIES ...................          35,592           48,697           41,149            26,466
                                                               --------------   --------------    -------------   ---------------
TOTAL LIABILITIES ...........................................      85,057,630       55,615,113       81,732,322         2,649,505
                                                               --------------   --------------    -------------   ---------------
TOTAL NET ASSETS ............................................  $  396,054,239   $  927,550,765   $  456,421,037   $   359,375,258
                                                               ==============   ==============    =============   ===============
INVESTMENTS AT COST .........................................  $  386,473,814   $  937,709,321   $  507,281,362   $   360,742,481
                                                               ==============   ==============    =============   ===============
SECURITIES ON LOAN, AT MARKET VALUE .........................  $   80,745,891   $   46,414,414   $   77,454,262   $             0
                                                               ==============   ==============    =============   ===============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


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

                                                      STATEMENTS OF OPERATIONS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS    FOR THE YEAR ENDED SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

                                                                             C&B LARGE    DISCIPLINED           EQUITY
                                                                             CAP VALUE         GROWTH           INCOME
                                                                             PORTFOLIO      PORTFOLIO        PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   DIVIDENDS(1) ......................................................   $  17,894,638    $ 1,386,725    $  27,020,942
   INTEREST ..........................................................             743              0            3,545
   INCOME FROM AFFILIATED SECURITIES .................................       1,486,611        261,302          322,201
   SECURITIES LENDING INCOME, NET ....................................          66,321         12,059           93,944
                                                                         -------------    -----------    -------------
TOTAL INVESTMENT INCOME ..............................................      19,448,313      1,660,086       27,440,632
                                                                         -------------    -----------    -------------
EXPENSES
   ADVISORY FEES .....................................................       5,845,455      1,385,026        7,773,744
   CUSTODY FEES ......................................................         159,890         36,934          216,188
   ACCOUNTING FEES ...................................................               0              0                0
   PROFESSIONAL FEES .................................................          29,713         22,818           46,912
   REGISTRATION FEES .................................................               0              0              364
   SHAREHOLDER REPORTS ...............................................           9,919          2,635           13,250
   TRUSTEES' FEES ....................................................           8,618          8,618            8,599
   OTHER FEES AND EXPENSES ...........................................          18,251          4,784           22,781
                                                                         -------------    -----------    -------------
TOTAL EXPENSES .......................................................       6,071,846      1,460,815        8,081,838
                                                                         -------------    -----------    -------------

LESS:
   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ......................        (802,679)       (17,632)        (528,657)
   NET EXPENSES ......................................................       5,269,167      1,443,183        7,553,181
                                                                         -------------    -----------    -------------
NET INVESTMENT INCOME (LOSS) .........................................      14,179,146        216,903       19,887,451
                                                                         -------------    -----------    -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
----------------------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ...      36,879,416      6,997,204      123,786,012
   AFFILIATED SECURITIES .............................................               0              0                0
   FORWARD FOREIGN CURRENCY CONTRACTS ................................               0              0                0
   FUTURES TRANSACTIONS ..............................................               0              0                0
                                                                         -------------    -----------    -------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ............................      36,879,416      6,997,204      123,786,012
                                                                         -------------    -----------    -------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ...      67,028,509     (4,599,455)     (31,413,024)
   FORWARD FOREIGN CURRENCY CONTRACTS ................................               0              0                0
   FUTURES TRANSACTIONS ..............................................               0              0                0
                                                                         -------------    -----------    -------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..      67,028,509     (4,599,455)     (31,413,024)
                                                                         -------------    -----------    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ...............     103,907,925      2,397,749       92,372,988
                                                                         -------------    -----------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......   $ 118,087,071    $ 2,614,652    $ 112,260,439
                                                                         =============    ===========    =============

   (1) NET OF FOREIGN WITHHOLDING TAXES OF ...........................   $     134,847    $         0    $      66,241

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS--
FOR THE YEAR ENDED SEPTEMBER 30, 2006    WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

                                                                              EQUITY                  INTERNATIONAL   INTERNATIONAL
                                                                               VALUE          INDEX            CORE          GROWTH
                                                                           PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   DIVIDENDS(1) ......................................................  $  8,420,972  $  43,411,944   $   4,651,484   $   4,625,580
   INTEREST ..........................................................        28,691        104,981               0           4,261
   INCOME FROM AFFILIATED SECURITIES .................................       473,760      2,074,798         118,167         257,121
   SECURITIES LENDING INCOME, NET ....................................        65,305        297,652          92,285         120,768
                                                                        ------------  -------------   -------------   -------------
TOTAL INVESTMENT INCOME ..............................................     8,988,728     45,889,375       4,861,936       5,007,730
                                                                        ------------  -------------   -------------   -------------
EXPENSES
   ADVISORY FEES .....................................................     3,434,546      1,988,902       1,527,509       2,560,792
   CUSTODY FEES ......................................................        91,588        463,890         160,790         269,557
   ACCOUNTING FEES ...................................................             0              0          21,256           8,625
   PROFESSIONAL FEES .................................................        33,174         55,471          32,947          29,795
   REGISTRATION FEES .................................................           116            720               0               0
   SHAREHOLDER REPORTS ...............................................         7,009         22,000           2,654           3,457
   TRUSTEES' FEES ....................................................         8,618          8,599           8,620           8,618
   OTHER FEES AND EXPENSES ...........................................        12,432         71,723           5,052           5,074
                                                                        ------------  -------------   -------------   -------------
TOTAL EXPENSES .......................................................     3,587,483      2,611,305       1,758,828       2,885,918
                                                                        ------------  -------------   -------------   -------------

LESS:
   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ......................       (39,050)       (33,118)        (99,059)       (233,697)
   NET EXPENSES ......................................................     3,548,433      2,578,187       1,659,769       2,652,221
                                                                        ------------  -------------   -------------   -------------
NET INVESTMENT INCOME (LOSS) .........................................     5,440,295     43,311,188       3,202,167       2,355,509
                                                                        ------------  -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ...    27,936,911     73,437,032      12,330,457      27,546,438
   AFFILIATED SECURITIES .............................................             0      1,005,285               0               0
   FORWARD FOREIGN CURRENCY CONTRACTS ................................             0              0               0               0
   FUTURES TRANSACTIONS ..............................................             0     (1,136,183)              0               0
                                                                        ------------  -------------   -------------   -------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ............................    27,936,911     73,306,134      12,330,457      27,546,438
                                                                        ------------  -------------   -------------   -------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ...    14,109,152    122,083,617       7,213,249      19,718,839
   FORWARD FOREIGN CURRENCY CONTRACTS ................................             0              0           4,166           4,250
   FUTURES TRANSACTIONS ..............................................             0        179,850               0               0
                                                                        ------------  -------------   -------------   -------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..    14,109,152    122,263,467       7,217,415      19,723,089
                                                                        ------------  -------------   -------------   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ...............    42,046,063    195,569,601      19,547,872      47,269,527
                                                                        ------------  -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......  $ 47,486,358  $ 238,880,789   $  22,750,039   $  49,625,036
                                                                        ============  =============   =============   =============

   (1) NET OF FOREIGN WITHHOLDING TAXES OF ...........................  $     14,179  $           0   $     394,761   $     545,584

                                                                        INTERNATIONAL   INTERNATIONAL      LARGE CAP  LARGE COMPANY
                                                                                INDEX           VALUE   APPRECIATION         GROWTH
                                                                            PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   DIVIDENDS(1) ......................................................  $   4,586,050   $   5,678,854   $  1,656,607  $  22,977,237
   INTEREST ..........................................................          7,944          45,502            450            286
   INCOME FROM AFFILIATED SECURITIES .................................        104,418         267,216        267,085      1,396,516
   SECURITIES LENDING INCOME, NET ....................................         92,080          89,127          7,237        506,516
                                                                        -------------   -------------   ------------  -------------
TOTAL INVESTMENT INCOME ..............................................      4,790,492       6,080,699      1,931,379     24,880,555
                                                                        -------------   -------------   ------------  -------------
EXPENSES
   ADVISORY FEES .....................................................        564,476       1,680,103        981,145     22,114,391
   CUSTODY FEES ......................................................        161,279         176,853         28,033        659,890
   ACCOUNTING FEES ...................................................         19,038          27,424              0              0
   PROFESSIONAL FEES .................................................         29,815          21,534         20,612         66,468
   REGISTRATION FEES .................................................              0               0              0          1,264
   SHAREHOLDER REPORTS ...............................................          2,658           2,783          6,287         37,529
   TRUSTEES' FEES ....................................................          8,618           8,618          8,618          8,599
   OTHER FEES AND EXPENSES ...........................................          4,571          12,888          5,283         72,869
                                                                        -------------   -------------   ------------  -------------
TOTAL EXPENSES .......................................................        790,455       1,930,203      1,049,978     22,961,010
                                                                        -------------   -------------   ------------  -------------

LESS:
   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ......................       (192,804)         (2,282)       (37,224)    (2,764,187)
   NET EXPENSES ......................................................        597,651       1,927,921      1,012,754     20,196,823
                                                                        -------------   -------------   ------------  -------------
NET INVESTMENT INCOME (LOSS) .........................................      4,192,841       4,152,778        918,625      4,683,732
                                                                        -------------   -------------   ------------  -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ...      8,357,935      20,144,518     15,327,327     69,056,359
   AFFILIATED SECURITIES .............................................              0               0              0              0
   FORWARD FOREIGN CURRENCY CONTRACTS ................................         91,083               0              0              0
   FUTURES TRANSACTIONS ..............................................        566,239               0              0              0
                                                                        -------------   -------------   ------------  -------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ............................      9,015,257      20,144,518     15,327,327     69,056,359
                                                                        -------------   -------------   ------------  -------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ...     16,394,249       7,633,635    (10,204,382)    13,237,773
   FORWARD FOREIGN CURRENCY CONTRACTS ................................         33,396            (109)             0              0
   FUTURES TRANSACTIONS ..............................................       (121,669)              0              0              0
                                                                        -------------   -------------   ------------  -------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..     16,305,976       7,633,526    (10,204,382)   (13,237,773)
                                                                        -------------   -------------   ------------  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ...............     25,321,233      27,778,044      5,122,945     55,818,586
                                                                        -------------   -------------   ------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......  $  29,514,074   $  31,930,822   $  6,041,570  $  60,502,318
                                                                        =============   =============   ============  =============

   (1) NET OF FOREIGN WITHHOLDING TAXES OF ...........................  $     348,896   $     446,799   $          0  $     390,160

                                                      STATEMENTS OF OPERATIONS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS    FOR THE YEAR ENDED SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

                                                                        SMALL CAP  SMALL COMPANY  SMALL COMPANY           STRATEGIC
                                                                            INDEX         GROWTH          VALUE           SMALL CAP
                                                                        PORTFOLIO      PORTFOLIO      PORTFOLIO  VALUE PORTFOLIO(2)
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   DIVIDENDS(1) ..................................................   $  3,963,992  $   3,824,498  $   7,088,275  $        1,910,210
   INTEREST ......................................................         14,134            395        152,949             212,496
   INCOME FROM AFFILIATED SECURITIES .............................        315,069      1,100,332        725,984             617,077
   SECURITIES LENDING INCOME, NET ................................        218,493        370,013        237,630                   0
                                                                     ------------  -------------  -------------  ------------------
TOTAL INVESTMENT INCOME ..........................................      4,511,688      5,295,238      8,204,838           2,739,783
                                                                     ------------  -------------  -------------  ------------------
EXPENSES
   ADVISORY FEES .................................................        761,207      8,162,884      5,130,291           1,650,623
   CUSTODY FEES ..................................................         76,121        186,231        115,015              36,680
   ACCOUNTING FEES ...............................................              0              0              0               6,739
   PROFESSIONAL FEES .............................................         28,629         34,535         28,616              17,975
   REGISTRATION FEES .............................................          2,652            298            168                  42
   SHAREHOLDER REPORTS ...........................................          9,735         12,832         11,067               2,006
   TRUSTEES' FEES ................................................          8,618          8,599          8,599               4,929
   OTHER FEES AND EXPENSES .......................................          9,769         22,732         14,372               6,022
                                                                     ------------  -------------  -------------  ------------------
TOTAL EXPENSES ...................................................        896,731      8,428,111      5,308,128           1,725,016
                                                                     ------------  -------------  -------------  ------------------

LESS:
   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ..................        (26,066)       (46,672)      (785,377)           (349,498)
   NET EXPENSES ..................................................        870,665      8,381,439      4,522,751           1,375,518
                                                                     ------------  -------------  -------------  ------------------
NET INVESTMENT INCOME (LOSS) .....................................      3,641,023     (3,086,201)     3,682,087           1,364,265
                                                                     ------------  -------------  -------------  ------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY
      TRANSLATION ................................................     28,949,365    122,082,548     89,362,303           3,250,792
   FUTURES TRANSACTIONS ..........................................       (113,385)             0              0                   0
                                                                     ------------  -------------  -------------  ------------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ........................     28,835,980    122,082,548     89,362,303           3,250,792
                                                                     ------------  -------------  -------------  ------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY
      TRANSLATION ................................................     (6,795,876)   (55,941,786)   (44,240,821)         (1,012,915)
   FUTURES TRANSACTIONS ..........................................         20,225              0              0                   0
                                                                     ------------  -------------  -------------  ------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   OF INVESTMENTS ................................................     (6,775,651)   (55,941,786)   (44,240,821)         (1,012,915)
                                                                     ------------  -------------  -------------  ------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ...........     22,060,329     66,140,762     45,121,482           2,237,877
                                                                     ------------  -------------  -------------  ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..   $ 25,701,352  $  63,054,561  $  48,803,569  $        3,602,142
                                                                     ============  =============  =============  ==================

   (1) NET OF FOREIGN WITHHOLDING TAXES OF .......................   $      1,501  $       4,390  $           0  $           11,852

(2) THIS PORTFOLIO COMMENCED OPERATIONS ON JANUARY 31, 2006.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


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

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                       C&B LARGE CAP VALUE PORTFOLIO(1)           DISCIPLINED GROWTH PORTFOLIO
                                                   ---------------------------------------   --------------------------------------
                                                              FOR THE              FOR THE              FOR THE             FOR THE
                                                           YEAR ENDED         PERIOD ENDED           YEAR ENDED          YEAR ENDED
                                                   SEPTEMBER 30, 2006   SEPTEMBER 30, 2005   SEPTEMBER 30, 2006  SEPTEMBER 30, 2005
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS .........................  $      774,696,069   $                0   $      184,902,166  $      178,341,304

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .................          14,179,146            4,743,929              216,903             813,047
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ......          36,879,416           11,559,905            6,997,204           3,565,680
   NET CHANGE IN UNREALIZED APPRECIATION
      (DEPRECIATION) OF INVESTMENTS .............          67,028,509              (56,242)          (4,599,455)         16,219,053
                                                   ------------------   ------------------   ------------------  ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS ...........................         118,087,071           16,247,592            2,614,652          20,597,780
                                                   ------------------   ------------------   ------------------  ------------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
   CONTRIBUTIONS ................................          56,382,255          781,393,050           10,644,735           7,178,229
   WITHDRAWALS ..................................        (107,619,350)         (22,944,573)         (11,104,252)        (21,215,147)
                                                   ------------------   ------------------   ------------------  ------------------
NET INCREASE (DECREASE) FROM TRANSACTIONS IN
   INVESTORS' BENEFICIAL INTERESTS ..............         (51,237,095)         758,448,477             (459,517)        (14,036,918)
                                                   ------------------   ------------------   ------------------  ------------------
NET INCREASE (DECREASE) IN NET ASSETS ...........          66,849,976          774,696,069            2,155,135           6,560,862
                                                   ==================   ==================   ==================  ==================
ENDING NET ASSETS ...............................  $      841,546,045   $      774,696,069   $      187,057,301  $      184,902,166
                                                   ==================   ==================   ==================  ==================

(1)   THIS PORTFOLIO COMMENCED OPERATIONS ON DECEMBER 6, 2004.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS      WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

                                                           EQUITY INCOME PORTFOLIO                   EQUITY VALUE PORTFOLIO
                                                   ---------------------------------------   --------------------------------------
                                                              FOR THE              FOR THE              FOR THE             FOR THE
                                                           YEAR ENDED           YEAR ENDED           YEAR ENDED          YEAR ENDED
                                                   SEPTEMBER 30, 2006   SEPTEMBER 30, 2005   SEPTEMBER 30, 2006  SEPTEMBER 30, 2005
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS .........................  $    1,273,196,285   $    1,739,060,014   $      438,219,988  $      225,993,634

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .................          19,887,451           29,718,544            5,440,295           4,211,622
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ......         123,786,012          263,090,149           27,936,911          36,519,620
   NET CHANGE IN UNREALIZED APPRECIATION
      (DEPRECIATION) OF INVESTMENTS .............         (31,413,024)        (101,890,052)          14,109,152          24,408,508
                                                   ------------------   ------------------   ------------------  ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ..............................         112,260,439          190,918,641           47,486,358          65,139,750
                                                   ------------------   ------------------   ------------------  ------------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
   CONTRIBUTIONS ................................          34,802,222           22,472,150           63,991,943         240,172,585
   WITHDRAWALS ..................................        (404,536,661)        (679,254,520)         (59,182,904)        (93,085,981)
                                                   ------------------   ------------------   ------------------  ------------------
NET INCREASE (DECREASE) FROM TRANSACTIONS IN
   INVESTORS' BENEFICIAL INTERESTS ..............        (369,734,439)        (656,782,370)           4,809,039         147,086,604
                                                   ------------------   ------------------   ------------------  ------------------
NET INCREASE (DECREASE) IN NET ASSETS ...........        (257,474,000)        (465,863,729)          52,295,397         212,226,354
                                                   ==================   ==================   ==================  ==================
ENDING NET ASSETS ...............................  $    1,015,722,285   $    1,273,196,285   $      490,515,385  $      438,219,988
                                                   ==================   ==================   ==================  ==================

                                                              INDEX PORTFOLIO
                                                   ---------------------------------------
                                                              FOR THE              FOR THE
                                                           YEAR ENDED           YEAR ENDED
                                                   SEPTEMBER 30, 2006   SEPTEMBER 30, 2005
------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS .........................  $    2,151,037,408   $    1,846,126,209

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .................          43,311,188           41,951,828
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ......          73,306,134           84,611,766
   NET CHANGE IN UNREALIZED APPRECIATION
      (DEPRECIATION) OF INVESTMENTS .............         122,263,467          139,639,605
                                                   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ..............................         238,880,789          266,203,199
                                                   ------------------   ------------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
   CONTRIBUTIONS ................................         501,457,635          321,376,976
   WITHDRAWALS ..................................        (343,282,216)        (282,668,976)
                                                   ------------------   ------------------
NET INCREASE (DECREASE) FROM TRANSACTIONS IN
   INVESTORS' BENEFICIAL INTERESTS ..............         158,175,419           38,708,000
                                                   ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS ...........         397,056,208          304,911,199
                                                   ==================   ==================
ENDING NET ASSETS ...............................  $    2,548,093,616   $    2,151,037,408
                                                   ==================   ==================


                                                                             213

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                          INTERNATIONAL CORE PORTFOLIO          INTERNATIONAL GROWTH PORTFOLIO(2)
                                                     --------------------------------------  --------------------------------------
                                                                FOR THE             FOR THE             FOR THE             FOR THE
                                                             YEAR ENDED          YEAR ENDED          YEAR ENDED        PERIOD ENDED
                                                     SEPTEMBER 30, 2006  SEPTEMBER 30, 2005  SEPTEMBER 30, 2006  SEPTEMBER 30, 2005
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ...........................  $      160,473,368  $      461,906,264  $      251,828,302  $                0

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ...................           3,202,167           2,503,163           2,355,509           1,687,794
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ........          12,330,457          64,013,738          27,546,438           8,235,022
   NET CHANGE IN UNREALIZED APPRECIATION
      (DEPRECIATION) OF INVESTMENTS ...............           7,217,415         (35,614,283)         19,723,089          26,128,962
                                                     ------------------  ------------------  ------------------  ------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ......................          22,750,039          30,902,618          49,625,036          36,051,778
                                                     ------------------  ------------------  ------------------  ------------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
   CONTRIBUTION ...................................           9,573,177          15,224,525          44,376,075         248,728,667
   WITHDRAWALS ....................................         (31,157,642)       (347,560,039)        (44,666,594)        (32,952,143)
                                                     ------------------  ------------------  ------------------  ------------------
NET INCREASE (DECREASE) FROM TRANSACTIONS IN
   INVESTORS BENEFICIAL INTERESTS .................         (21,584,465)       (332,335,514)           (290,519)        215,776,524
                                                     ------------------  ------------------  ------------------  ------------------
NET INCREASE (DECREASE) IN NET ASSETS .............           1,165,574        (301,432,896)         49,334,517         251,828,302
                                                     ==================  ==================  ==================  ==================
ENDING NET ASSETS .................................  $      161,638,942  $      160,473,368  $      301,162,819  $      251,828,302
                                                     ==================  ==================  ==================  ==================

(2)   THIS PORTFOLIO COMMENCED OPERATIONS ON OCTOBER 6, 2004.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS      WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

                                                        INTERNATIONAL INDEX PORTFOLIO(2)          INTERNATIONAL VALUE PORTFOLIO
                                                     --------------------------------------  --------------------------------------
                                                                FOR THE             FOR THE             FOR THE             FOR THE
                                                             YEAR ENDED        PERIOD ENDED          YEAR ENDED          YEAR ENDED
                                                     SEPTEMBER 30, 2006  SEPTEMBER 30, 2005  SEPTEMBER 30, 2006  SEPTEMBER 30, 2005
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ...........................  $      161,372,219  $                0  $      162,175,581  $      155,296,981

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ...................           4,192,841           3,791,332           4,152,778           3,531,358
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ........           9,015,257           3,715,456          20,144,518          14,568,321
   NET CHANGE IN UNREALIZED APPRECIATION
      (DEPRECIATION) OF INVESTMENTS ...............          16,305,976          24,359,661           7,633,526          19,114,976
                                                     ------------------  ------------------  ------------------  ------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ......................          29,514,074          31,866,449          31,930,822          37,214,655
                                                     ------------------  ------------------  ------------------  ------------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
   CONTRIBUTION ...................................           7,996,182         159,805,164         146,254,390           7,530,070
   WITHDRAWALS ....................................         (36,922,461)        (30,299,394)        (37,153,143)        (37,866,125)
                                                     ------------------  ------------------  ------------------  ------------------
NET INCREASE (DECREASE) FROM TRANSACTIONS IN
   INVESTORS BENEFICIAL INTERESTS .................         (28,926,279)        129,505,770         109,101,247         (30,336,055)
                                                     ------------------  ------------------  ------------------  ------------------
NET INCREASE (DECREASE) IN NET ASSETS .............             587,795         161,372,219         141,032,069           6,878,600
                                                     ==================  ==================  ==================  ==================
ENDING NET ASSETS .................................  $      161,960,014  $      161,372,219  $      303,207,650  $      162,175,581
                                                     ==================  ==================  ==================  ==================

                                                                                                LARGE CAP APPRECIATION PORTFOLIO
                                                                                             --------------------------------------
                                                                                                        FOR THE             FOR THE
                                                                                                     YEAR ENDED          YEAR ENDED
                                                                                             SEPTEMBER 30, 2006  SEPTEMBER 30, 2005
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ...................................................................  $      132,789,757  $      114,158,777

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ...........................................................             918,625           1,029,238
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ................................................          15,327,327           9,657,362
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ....................         (10,204,382)         11,730,871
                                                                                             ------------------  ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...........................           6,041,570          22,417,471
                                                                                             ------------------  ------------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
   CONTRIBUTION ...........................................................................          46,259,962          13,469,241
   WITHDRAWALS ............................................................................         (14,350,940)        (17,255,732)
                                                                                             ------------------  ------------------
NET INCREASE (DECREASE) FROM TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS ..............          31,909,022          (3,786,491)
                                                                                             ------------------  ------------------
NET INCREASE (DECREASE) IN NET ASSETS .....................................................          37,950,592          18,630,980
                                                                                             ==================  ==================
ENDING NET ASSETS .........................................................................  $      170,740,349  $      132,789,757
                                                                                             ==================  ==================

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     LARGE COMPANY GROWTH PORTFOLIO                SMALL CAP INDEX PORTFOLIO
                                                ----------------------------------------    ---------------------------------------
                                                           FOR THE               FOR THE               FOR THE              FOR THE
                                                        YEAR ENDED            YEAR ENDED            YEAR ENDED           YEAR ENDED
                                                SEPTEMBER 30, 2006    SEPTEMBER 30, 2005    SEPTEMBER 30, 2006   SEPTEMBER 30, 2005
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ......................  $    3,563,533,543    $    3,403,979,864    $      359,172,109   $      311,448,570

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ..............           4,683,732            24,671,536             3,641,023            3,380,122
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ...          69,056,359           176,488,735            28,835,980           14,081,612
   NET CHANGE IN UNREALIZED APPRECIATION
      (DEPRECIATION) OF INVESTMENTS ..........         (13,237,773)          200,597,199            (6,775,651)          46,194,745
                                                ------------------    ------------------    ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS .................          60,502,318           401,757,470            25,701,352           63,656,479
                                                ------------------    ------------------    ------------------   ------------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
   CONTRIBUTIONS .............................         146,833,445           497,083,297            56,571,421           28,963,364
   WITHDRAWALS ...............................        (678,384,255)         (739,287,088)          (45,390,643)         (44,896,304)
                                                ------------------    ------------------    ------------------   ------------------
NET INCREASE (DECREASE) FROM TRANSACTIONS IN
   INVESTORS' BENEFICIAL INTERESTS ...........        (531,550,810)         (242,203,791)           11,180,778          (15,932,940)
                                                ------------------    ------------------    ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS ........        (471,048,492)          159,553,679            36,882,130           47,723,539
                                                ==================    ==================    ==================   ==================
ENDING NET ASSETS ............................  $    3,092,485,051    $    3,563,533,543    $      396,054,239   $      359,172,109
                                                ==================    ==================    ==================   ==================

(3)   THIS PORTFOLIO COMMENCED OPERATIONS ON JANUARY 31, 2006.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS      WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

                                                     SMALL COMPANY GROWTH PORTFOLIO              SMALL COMPANY VALUE PORTFOLIO
                                                ----------------------------------------    ---------------------------------------
                                                           FOR THE               FOR THE               FOR THE              FOR THE
                                                        YEAR ENDED            YEAR ENDED            YEAR ENDED           YEAR ENDED
                                                SEPTEMBER 30, 2006    SEPTEMBER 30, 2005    SEPTEMBER 30, 2006   SEPTEMBER 30, 2005
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ......................  $      889,007,735    $      798,352,072    $      620,229,304   $      445,746,360

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ..............          (3,086,201)           (3,794,922)            3,682,087            3,246,193
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ...         122,082,548            96,209,873            89,362,303           90,994,124
   NET CHANGE IN UNREALIZED APPRECIATION
      (DEPRECIATION) OF INVESTMENTS ..........         (55,941,786)           34,372,379           (44,240,821)          18,729,897
                                                ------------------    ------------------    ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS .................          63,054,561           126,787,330            48,803,569          112,970,214
                                                ------------------    ------------------    ------------------   ------------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
   CONTRIBUTIONS .............................         111,424,354            84,733,044           193,013,661          137,873,623
   WITHDRAWALS ...............................        (135,935,885)         (120,864,711)         (405,625,497)         (76,360,893)
                                                ------------------    ------------------    ------------------   ------------------
NET INCREASE (DECREASE) FROM TRANSACTIONS IN
   INVESTORS' BENEFICIAL INTERESTS ...........         (24,511,531)          (36,131,667)         (212,611,836)          61,512,730
                                                ------------------    ------------------    ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS ........          38,543,030            90,655,663          (163,808,267)         174,482,944
                                                ==================    ==================    ==================   ==================
ENDING NET ASSETS ............................  $      927,550,765    $      889,007,735    $      456,421,037   $      620,229,304
                                                ==================    ==================    ==================   ==================

                                                 STRATEGIC SMALL CAP
                                                 VALUE PORTFOLIO(3)
                                                 -------------------
                                                             FOR THE
                                                        PERIOD ENDED
                                                  SEPTEMBER 30, 2006
--------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ......................    $                0

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ..............             1,364,265
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ...             3,250,792
   NET CHANGE IN UNREALIZED APPRECIATION
      (DEPRECIATION) OF INVESTMENTS ..........            (1,012,915)
                                                  ------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS .................             3,602,142
                                                  ------------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
   CONTRIBUTIONS .............................           380,740,890
   WITHDRAWALS ...............................           (24,967,774)
                                                  ------------------
NET INCREASE (DECREASE) FROM TRANSACTIONS IN
   INVESTORS' BENEFICIAL INTERESTS ...........           355,773,116
                                                  ------------------
NET INCREASE (DECREASE) IN NET ASSETS ........           359,375,258
                                                  ==================
ENDING NET ASSETS ............................    $      359,375,258
                                                  ==================

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                     FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                            -----------------------------------------------               PORTFOLIO
                                                            NET INVESTMENT      GROSS   EXPENSES        NET    TOTAL       TURNOVER
                                                             INCOME (LOSS)   EXPENSES     WAIVED   EXPENSES   RETURN(2)        RATE
-----------------------------------------------------------------------------------------------------------------------------------
C&B LARGE CAP VALUE PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ....................          1.77%       0.76%    (0.10)%      0.66%     15.30%          29%
DECEMBER 6, 2004(3) TO SEPTEMBER 30, 2005 ................          0.98%       0.77%    (0.06)%      0.71%      1.51%          19%

DISCIPLINED GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ....................          0.12%       0.79%    (0.01)%      0.78%      1.41%          90%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ....................          0.44%       0.79%    (0.01)%      0.78%     11.76%          45%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ....................          0.28%       0.80%    (0.26)%      0.54%      9.88%          87%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ....................          0.28%       0.88%    (0.15)%      0.73%     25.65%         117%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ....................          0.27%       0.91%    (0.18)%      0.73%    (12.57)%        156%

EQUITY INCOME PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ....................          1.84%       0.75%    (0.05)%      0.70%     11.21%           7%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ....................          2.04%       0.73%    (0.13)%      0.60%     13.30%          20%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ....................          1.86%       0.77%    (0.21)%      0.56%     17.04%          11%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ....................          2.01%       0.78%    (0.11)%      0.67%     20.66%           9%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ....................          1.61%       0.78%    (0.10)%      0.68%    (19.49)%         12%

EQUITY VALUE PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ....................          1.18%       0.78%    (0.01)%      0.77%     10.73%         107%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ....................          1.22%       0.78%    (0.02)%      0.76%     21.61%         145%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ....................          1.25%       0.80%    (0.18)%      0.62%     17.82%         122%
AUGUST 29, 2003(3) TO SEPTEMBER 30, 2003 .................          0.64%       0.86%    (0.32)%      0.54%     (1.80)%          3%

INDEX PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ....................          1.86%       0.11%     0.00%       0.11%     10.70%           9%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ....................          2.08%       0.12%    (0.08)%      0.04%     12.23%           8%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ....................          1.71%       0.17%    (0.14)%      0.03%     13.87%           2%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ....................          1.70%       0.18%    (0.05)%      0.13%     24.42%           3%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ....................          1.40%       0.18%    (0.05)%      0.13%    (20.52)%          4%

INTERNATIONAL CORE PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ....................          1.99%       1.09%    (0.06)%      1.03%     14.58%          39%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ....................          1.51%       1.09%    (0.01)%      1.08%     18.69%         108%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ....................          0.86%       1.11%    (0.15)%      0.96%     13.84%          33%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ....................          0.81%       1.12%    (0.03)%      1.09%     18.39%          75%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ....................          0.54%       1.26%    (0.02)%      1.24%    (19.04)%         38%

INTERNATIONAL GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ....................          0.87%       1.07%    (0.09)%      0.98%     19.95%          62%
OCTOBER 6, 2004(3) TO SEPTEMBER 30, 2005 .................          1.02%       1.08%    (0.02)%      1.06%     22.30%          67%

INTERNATIONAL INDEX PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ....................          2.59%       0.49%    (0.12)%      0.37%     19.44%           7%
OCTOBER 6, 2004(3) TO SEPTEMBER 30, 2005 .................          2.41%       0.49%    (0.03)%      0.46%     21.90%          21%

INTERNATIONAL VALUE PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ....................          2.34%       1.09%     0.00%       1.09%     19.32%          31%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ....................          2.21%       1.11%    (0.01)%      1.10%     25.92%          14%
OCTOBER 31, 2003(3) TO SEPTEMBER 30, 2004 ................          2.61%       1.02%    (0.18)%      0.84%     20.00%          24%

LARGE CAP APPRECIATION PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ....................          0.65%       0.75%    (0.03)%      0.72%      3.34%         155%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ....................          0.83%       0.74%     0.00%       0.74%     20.02%         133%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ....................          0.50%       0.76%    (0.14)%      0.62%     10.56%         149%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ....................          0.29%       0.81%    (0.09)%      0.72%     18.50%         153%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ....................          0.37%       0.88%    (0.16)%      0.72%    (20.04)%        123%

LARGE COMPANY GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ....................          0.14%       0.70%    (0.09)%      0.61%      1.41%           6%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ....................          0.69%       0.69%    (0.01)%      0.68%     11.03%          18%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ....................         (0.09)%      0.76%    (0.08)%      0.68%      2.96%          14%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ....................         (0.24)%      0.78%    (0.02)%      0.76%     27.90%          13%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ....................         (0.34)%      0.78%     0.00%       0.78%    (22.32)%         18%

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                     WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

                                                              RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                            -----------------------------------------------               PORTFOLIO
                                                            NET INVESTMENT      GROSS   EXPENSES        NET    TOTAL       TURNOVER
                                                             INCOME (LOSS)   EXPENSES     WAIVED   EXPENSES   RETURN(2)        RATE
-----------------------------------------------------------------------------------------------------------------------------------
SMALL CAP INDEX PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ....................          0.95%       0.24%    (0.01)%      0.23%      6.89%          20%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ....................          1.00%       0.23%    (0.05)%      0.18%     21.03%          14%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ....................          0.93%       0.28%    (0.19)%      0.09%     23.97%          17%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ....................          0.74%       0.31%    (0.02)%      0.29%     27.79%          11%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ....................          0.57%       0.33%    (0.01)%      0.32%     (2.60)%         17%

SMALL COMPANY GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ....................         (0.33)%      0.91%    (0.01)%      0.90%      7.02%         125%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ....................         (0.45)%      0.91%     0.00%       0.91%     16.51%         142%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ....................         (0.63)%      0.93%    (0.07)%      0.86%     12.70%         145%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ....................         (0.35)%      0.94%    (0.02)%      0.92%     37.90%         163%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ....................         (0.40)%      0.94%     0.00%       0.94%    (19.95)%        169%

SMALL COMPANY VALUE PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ....................          0.64%       0.92%    (0.13)%      0.79%      6.70%         114%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ....................          0.61%       0.92%    (0.10)%      0.82%     24.77%          70%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ....................          0.54%       0.93%    (0.13)%      0.80%     23.72%          64%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ....................          0.70%       0.95%    (0.16)%      0.79%     38.33%          80%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ....................          0.68%       0.98%    (0.19)%      0.79%     (2.16)%         98%

STRATEGIC SMALL CAP VALUE PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
JANUARY 31, 2006(3) TO SEPTEMBER 30, 2006 ................          0.75%       0.94%    (0.19)%      0.75%      0.60%          37%

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS            NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(1) During each period, various fees and expenses were waived and reimbursed, as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note
      3).

(2) Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

(3)   Commencement of operations.

NOTES TO FINANCIAL STATEMENTS            WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

1. ORGANIZATION
--------------------------------------------------------------------------------

      Wells Fargo Master Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently has 22 separate investment portfolios. These financial statements are for 15 of those portfolios as follows: the C&B Large Cap Value Portfolio, Disciplined Growth Portfolio, Equity Income Portfolio, Equity Value Portfolio, Index Portfolio, International Core Portfolio, International Growth Portfolio, International Index Portfolio, International Value Portfolio, Large Cap Appreciation Portfolio, Large Company Growth Portfolio, Small Cap Index Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio and Strategic Small Cap Value Portfolio (each, a "Fund" and collectively, the "Funds").

      Interests in the Funds are sold without any sales charge in private placement transactions to qualified investors, including open-end management investment companies.

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

      The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

      The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Certain Funds of the Trust may invest a substantial portion of their assets in an industry, sector or foreign country. Such Funds may be more affected by changes in that industry, sector or foreign country than they would be absent the concentration of investments.

      In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITY VALUATION

      Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on NASDAQ, the bid price will be used. In the absence of any sale of securities listed on the NASDAQ, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed "stale" and the valuations will be determined in accordance with the Funds' Fair Valuation Procedures.

      Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

      Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

      Debt securities maturing in 60 days or less generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

      Investments which are not valued using any of the methods discussed above are valued at their fair value as determined by procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

      Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily.

      Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

FOREIGN CURRENCY TRANSLATION

      The accounting records are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities, at fiscal period-end, resulting from changes in exchange rates.

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS            NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities at fiscal period-end are not separately presented. Such changes are recorded with net realized and unrealized gain from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

FEDERAL INCOME TAXES

      Each Fund of the Trust is treated as a separate entity for federal income tax purposes. The Funds of the Trust are not required to pay federal income taxes on their net investment income and net capital gain as they are treated as partnerships for federal income tax purposes. All interest, dividends, gains and losses of a Fund are deemed to have been "passed through" to the interestholders in proportion to their holdings of the Fund regardless of whether such interest, dividends, or gains have been distributed by the Fund.

FORWARD FOREIGN CURRENCY CONTRACTS

      The Funds may enter into forward foreign currency contracts to protect against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. A forward contract is an agreement between two counterparties for future delivery or receipt of currency at a specified price. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Realized gains or losses are recognized when the transaction is completed. Contracts which have been offset but have not reached their settlement date are included in unrealized gains and losses.

      As of September 30, 2006, outstanding forward contracts were as follows:

                                  Currency                                            Currency     Net Unrealized
                                Amount to be                                        Amount to be   Appreciation/
Portfolio                         Received     Type of Currency   Settlement Date    Delivered     (Depreciation)
-----------------------------------------------------------------------------------------------------------------
INTERNATIONAL INDEX PORTFOLIO       265,000      British Pound       12/28/2006       $ 498,420       $ (1,779)
                                    550,000           Euro           12/28/2006         701,514           (668)
                                 94,000,000       Japanese Yen       12/28/2006         807,456         (1,542)
-----------------------------------------------------------------------------------------------------------------

FUTURES CONTRACTS

      The Funds may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the "SEC") for long futures positions, the Fund is required to segregate highly liquid securities as permitted by the SEC in connection with futures transactions in an amount generally equal to the value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities. At September 30, 2006, the following Funds held futures contracts:

                                                                                                      Net Unrealized
                                                                                                       Appreciation
Portfolio                         Contracts           Type        Expiration Date   Notional Amount   (Depreciation)
--------------------------------------------------------------------------------------------------------------------
INDEX PORTFOLIO                    42 Long          S&P 500        December 2006      $ 13,886,000       $ 240,700
--------------------------------------------------------------------------------------------------------------------
INTERNATIONAL INDEX PORTFOLIO      29 Long      DJ Eurostoxx 50    December 2006         1,403,309          34,899
                                   10 Long       FTSE 100 Index    December 2006         1,111,883           8,996
                                    8 Long           TOPIX         December 2006         1,114,674         (20,362)
--------------------------------------------------------------------------------------------------------------------
SMALL CAP INDEX PORTFOLIO          14 Long        Russell 2000     December 2006         5,134,250          (9,550)
--------------------------------------------------------------------------------------------------------------------

SECURITY LOANS

      The Fund(s) may loan securities in return for securities, irrevocable letters of credit or cash collateral, which is invested in various short-term fixed income securities. A Fund may receive compensation for lending securities in the form of fees or by retaining a portion of interest on the investment securities or cash received as collateral. A Fund also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into. The collateral supporting loans of domestic and foreign equity securities and corporate bonds are remarked daily while collateral supporting loans of U.S. Government securities are remarked back to 102% only if the given collateral falls below 100% of the market value of the securities loans plus any accrued interest. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Fund. The risks from securities lending are that the borrower may

NOTES TO FINANCIAL STATEMENTS            WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

not provide additional collateral when required or return the securities when due or when called for by the Fund. Wells Fargo Bank, N.A., the Funds' custodian, acts as the securities lending agent for the Funds and receives for its services 30% of the revenues earned on the securities lending activities and incurs all expenses. The value of the securities on loan and the value of the related collateral at September 30, 2006, are shown on the Statements of Assets and Liabilities.

3. EXPENSES
--------------------------------------------------------------------------------

ADVISORY FEES

      The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management.

      Pursuant to the contract, Funds Management is entitled to receive an advisory fee for its services as adviser. Funds Management may retain the services of certain investment subadvisers to provide daily portfolio management. The fees related to subadvisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser. Funds Management and the investment subadviser(s) are entitled to be paid a monthly fee at the following annual rates:

                                                    Advisory Fees                                                 Subadvisory Fees
                                Average Daily      (% of Average                                Average Daily       (% of Average
Portfolio                         Net Assets      Daily Net Assets)        Subadviser            Net Assets       Daily Net Assets)
-----------------------------------------------------------------------------------------------------------------------------------
C&B LARGE CAP                First $500 million         0.750          Cooke & Bieler LP     First $250 million         0.450
VALUE PORTFOLIO               Next $500 million         0.700                                 Next $250 million         0.400
                                Next $2 billion         0.650                                 Next $250 million         0.350
                                Next $2 billion         0.625                                 Over $750 million         0.300
                                Over $5 billion         0.600

-----------------------------------------------------------------------------------------------------------------------------------
DISCIPLINED                  First $500 million         0.750             Smith Asset        First $200 million         0.300
GROWTH PORTFOLIO              Next $500 million         0.700              Management         Next $300 million         0.200
                                Next $2 billion         0.650               Group LP          Over $500 million         0.150
                                Next $2 billion         0.625
                                Over $5 billion         0.600
-----------------------------------------------------------------------------------------------------------------------------------
EQUITY INCOME                First $500 million         0.750            Wells Capital       First $100 million         0.350
PORTFOLIO*                    Next $500 million         0.700              Management         Next $100 million         0.300
                                Next $2 billion         0.650             Incorporated        Next $300 million         0.200
                                Next $2 billion         0.625                                 Over $500 million         0.150
                                Over $5 billion         0.600
-----------------------------------------------------------------------------------------------------------------------------------
EQUITY VALUE                 First $500 million         0.750         Systematic Financial   First $150 million         0.300
PORTFOLIO                     Next $500 million         0.700            Management LP        Next $200 million         0.200
                                Next $2 billion         0.650                                 Next $400 million         0.150
                                Next $2 billion         0.625                                 Next $250 million         0.130
                                Over $5 billion         0.600                                   Over $1 billion         0.100
-----------------------------------------------------------------------------------------------------------------------------------
INDEX PORTFOLIO*             First $500 million         0.100            Wells Capital       First $100 million         0.050
                              Next $500 million         0.100              Management         Next $100 million         0.030
                                Next $2 billion         0.075             Incorporated        Over $200 million         0.020
                                Next $2 billion         0.075
                                Over $5 billion         0.050
-----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL                First $500 million         0.950               New Star          First $50 million         0.350
CORE PORTFOLIO                Next $500 million         0.900            Institutional        Next $500 million         0.290
                                Next $2 billion         0.850               Managers          Over $550 million         0.200
                                Next $2 billion         0.825               Limited
                                Over $5 billion         0.800
-----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL                First $500 million         0.950         Artisan Partners LP    First $250 million         0.700
GROWTH PORTFOLIO*             Next $500 million         0.900                                 Over $250 million         0.500
                                Next $2 billion         0.850
                                Next $2 billion         0.825
                                Over $5 billion         0.800
-----------------------------------------------------------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS            NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                    Advisory Fees                                                 Subadvisory Fees
                                Average Daily       (% of Average                               Average Daily       (% of Average
Portfolio                         Net Assets      Daily Net Assets)        Subadviser            Net Assets       Daily Net Assets)
-----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL                First $500 million         0.350               SSgA Funds       First $100 million         0.080
INDEX PORTFOLIO               Next $500 million         0.350               Management        Over $100 million         0.060
                                Next $2 billion         0.325
                                Next $2 billion         0.325
                                Over $5 billion         0.300
-----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL                First $500 million         0.950               LSV Asset        First $150 million         0.350
VALUE PORTFOLIO               Next $500 million         0.900               Management        Next $350 million         0.400
                                Next $2 billion         0.850                                 Next $250 million         0.350
                                Next $2 billion         0.825                                 Next $250 million         0.325
                                Over $5 billion         0.800                                   Over $1 billion         0.300
-----------------------------------------------------------------------------------------------------------------------------------
LARGE CAP                    First $500 million         0.700            Cadence Capital     First $250 million         0.300
APPRECIATION                  Next $500 million         0.700             Management LLC      Next $250 million         0.200
PORTFOLIO                       Next $2 billion         0.650                                 Next $500 million         0.150
                                Next $2 billion         0.625                                   Over $1 billion         0.100
                                Over $5 billion         0.600
-----------------------------------------------------------------------------------------------------------------------------------
LARGE COMPANY                First $500 million         0.750           Peregrine Capital     First $25 million         0.750
GROWTH PORTFOLIO              Next $500 million         0.700               Management         Next $25 million         0.600
                                Next $2 billion         0.650              Incorporated       Next $225 million         0.500
                                Next $2 billion         0.625                                 Over $275 million         0.300
                                Over $5 billion         0.600
-----------------------------------------------------------------------------------------------------------------------------------
SMALL CAP INDEX              First $500 million         0.200             Wells Capital      First $100 million         0.050
PORTFOLIO*                    Next $500 million         0.200               Management        Next $100 million         0.030
                                Next $2 billion         0.175              Incorporated       Over $200 million         0.020
                                Next $2 billion         0.175
                                Over $5 billion         0.150
-----------------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY                First $500 million         0.900           Peregrine Capital     First $50 million         0.900
GROWTH PORTFOLIO              Next $500 million         0.850               Management        Next $130 million         0.750
                                Next $2 billion         0.800              Incorporated       Next $160 million         0.650
                                Next $2 billion         0.775                                 Next $345 million         0.500
                                Over $5 billion         0.750                                  Next $50 million         0.520
                                                                                              Over $735 million         0.550
-----------------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY                First $500 million         0.900           Peregrine Capital    First $175 million         0.500
VALUE PORTFOLIO               Next $500 million         0.850               Management        Over $175 million         0.750
                                Next $2 billion         0.800              Incorporated
                                Next $2 billion         0.775
                                Over $5 billion         0.750
-----------------------------------------------------------------------------------------------------------------------------------
STRATEGIC SMALL CAP          First $500 million         0.900             Wells Capital      First $200 million         0.450
VALUE PORTFOLIO               Next $500 million         0.850               Management        Over $200 million         0.400
                                Next $2 billion         0.800              Incorporated
                                Next $2 billion         0.775
                                Over $5 billion         0.750

NOTES TO FINANCIAL STATEMENTS            WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

      * Effective January 1, 2006. Prior to January 1, 2006, the Subadviser(s) were entitled to be paid a monthly fee at the following rates:

                                                                                Subadvisory
                                                           Average Daily     Fees (% of Average
Portfolio                             Subadviser            Net Assets        Daily Net Assets)
-----------------------------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO              Wells Capital      First $200 million          0.250
                                      Management         Next $200 million          0.200
                                     Incorporated        Over $400 million          0.150
-----------------------------------------------------------------------------------------------
INDEX PORTFOLIO                      Wells Capital      First $200 million          0.020
                                      Management         Over $200 million          0.010
                                     Incorporated
-----------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH PORTFOLIO    Artisan Partners LP     All asset levels          0.700
-----------------------------------------------------------------------------------------------
SMALL CAP INDEX PORTFOLIO            Wells Capital      First $200 million          0.020
                                      Management         Over $200 million          0.010
                                     Incorporated

ADMINISTRATION AND TRANSFER AGENT FEES

      Currently, there are no administration or transfer agency fees charged to the Master Trust.

CUSTODY FEES

      The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services. Pursuant to the contract, WFB is entitled to a monthly fee for custody services at the following annual rates:

                                                                  % of Average
Portfolio                                                       Daily Net Assets
--------------------------------------------------------------------------------
INTERNATIONAL CORE PORTFOLIO                                          0.10
--------------------------------------------------------------------------------
INTERNATIONAL GROWTH PORTFOLIO                                        0.10
--------------------------------------------------------------------------------
INTERNATIONAL INDEX PORTFOLIO                                         0.10
--------------------------------------------------------------------------------
INTERNATIONAL VALUE PORTFOLIO                                         0.10
--------------------------------------------------------------------------------
ALL OTHER FUNDS                                                       0.02
--------------------------------------------------------------------------------

TRANSACTIONS WITH AFFILIATES

      For the year ended September 30, 2006, the following Funds paid brokerage commissions to an affiliated broker-dealer:

Portfolio                                                      Broker Commission
--------------------------------------------------------------------------------
SMALL COMPANY GROWTH PORTFOLIO                                      $ 8,124
--------------------------------------------------------------------------------

OTHER FEES

      PFPC Inc. ("PFPC") serves as fund accountant for the Trust. PFPC currently does not receive a fee for its services, but is entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

WAIVED FEES AND REIMBURSED EXPENSES

      All amounts shown as waived fees or reimbursed expenses in the Statements of Operations, for the year ended September 30, 2006, were waived by Funds Management, first from advisory fees, and then any remaining amount consecutively from custody fees collected, if any.

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS            NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4. INVESTMENT PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

      Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) and U.S. Government obligations for the year ended September 30, 2006, were as follows:

Portfolio                                  Purchases at Cost      Sales Proceeds
--------------------------------------------------------------------------------
C&B LARGE CAP VALUE PORTFOLIO                $ 224,552,486        $  243,629,183
--------------------------------------------------------------------------------
DISCIPLINED GROWTH PORTFOLIO                   163,909,060           162,243,385
--------------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO                         74,593,644           430,398,225
--------------------------------------------------------------------------------
EQUITY VALUE PORTFOLIO                         484,739,627           483,582,415
--------------------------------------------------------------------------------
INDEX PORTFOLIO                                405,023,398           199,100,330
--------------------------------------------------------------------------------
INTERNATIONAL CORE PORTFOLIO                    60,966,592            79,169,139
--------------------------------------------------------------------------------
INTERNATIONAL GROWTH PORTFOLIO                 165,916,218           170,154,761
--------------------------------------------------------------------------------
INTERNATIONAL INDEX PORTFOLIO                   10,534,080            35,674,959
--------------------------------------------------------------------------------
INTERNATIONAL VALUE PORTFOLIO                  154,535,444            54,178,997
--------------------------------------------------------------------------------
LARGE CAP APPRECIATION PORTFOLIO               242,943,401           213,681,757
--------------------------------------------------------------------------------
LARGE COMPANY GROWTH PORTFOLIO                 204,774,988           739,033,024
--------------------------------------------------------------------------------
SMALL CAP INDEX PORTFOLIO                       88,810,029            72,940,753
--------------------------------------------------------------------------------
SMALL COMPANY GROWTH PORTFOLIO               1,141,278,060         1,191,409,317
--------------------------------------------------------------------------------
SMALL COMPANY VALUE PORTFOLIO                  631,656,171           835,767,711
--------------------------------------------------------------------------------
STRATEGIC SMALL CAP VALUE PORTFOLIO            446,404,866           102,308,414
--------------------------------------------------------------------------------

5. IN-KIND TRANSACTIONS
--------------------------------------------------------------------------------

      Prior to its April 8, 2005 merger into the Wells Fargo Advantage Index Fund, the Strong Index 500 Fund invested all of its assets in the S&P 500 Index Master Portfolio (the "Master Portfolio") of Master Investment Portfolio ("MIP"), an open-end 1940 Act management investment company advised by Barclays Global Fund Advisors pursuant to a "master-feeder" investment partnership arrangement. To facilitate the merger with the Wells Fargo Index Fund, the Strong Index 500 Fund received in-kind its pro-rata ownership share of $156,000,305 in securities held by the Master Portfolio on the merger date. Simultaneously, the securities received in-kind were recontributed by the acquiring Wells Fargo Advantage Index Fund in an in-kind subscription into the Wells Fargo Index Portfolio. Under Section 732(b) of the Tax Code, the Strong Index 500 Fund partnership cost basis ("outside basis") in the Master Portfolio as of the in-kind receipt date must be allocated in total to the securities received from the Master Portfolio. Accordingly, outside basis of $149,347,507 was allocated to securities received by the Strong Index 500 Fund and this value was recorded as the financial statement cost basis of securities held in the Wells Fargo Index Portfolio.

6. NEW ACCOUNTING PRONOUNCEMENTS
--------------------------------------------------------------------------------

      In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006 (January 1, 2007 for calendar-year companies), with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. As of September 30, 2006, Management does not believe the impact of the adoption of FIN48 will be material to the financial statements.

      In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2006, Management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

INDEPENDENT AUDITORS' REPORT             WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND INTERESTHOLDERS OF WELLS FARGO MASTER TRUST:

      We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the C&B Large Cap Value Portfolio, Disciplined Growth Portfolio, Equity Income Portfolio, Equity Value Portfolio, Index Portfolio, International Equity Portfolio, International Growth Portfolio, International Index Portfolio, International Value Portfolio, Large Cap Appreciation Portfolio, Large Company Growth Portfolio, Small Cap Index Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, and Strategic Small Cap Value Portfolio, fifteen of the portfolios constituting the Wells Fargo Master Trust (collectively the "Portfolios"), as of September 30, 2006, and the related statements of operations for the year or period then ended, and statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Portfolios of Wells Fargo Master Trust as of September 30, 2006, the results of their operations for the year then ended, and changes in their net assets and the financial highlights for the periods presented, in conformity with U.S. generally accepted accounting standards.

                                              /s/ KPMG LLP

Philadelphia, Pennsylvania
November 21, 2006

WELLS FARGO ADVANTAGE ALLOCATION FUNDS             OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

PROXY VOTING INFORMATION

      A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how to obtain the results of such voting during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS, or visiting the SEC Web site at WWW.SEC.GOV.

PORTFOLIO HOLDINGS INFORMATION

      The complete portfolio holdings for each Fund are publicly available on the Funds' Web site (WWW.WELLSFARGO.COM/ADVANTAGEFUNDS) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for each Fund is publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at WWW.SEC.GOV. In addition, each Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

      The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust"). This table supplements, and should be read in conjunction with, the Prospectus and the Statement of Additional Information* of each Fund. Each of the Trustees listed below acts in identical capacities for each of the 142 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Governance Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

NON-INTERESTED TRUSTEES

-------------------------------------------------------------------------------------------------------
                          POSITION HELD AND        PRINCIPAL OCCUPATIONS DURING
NAME AND AGE              LENGTH OF SERVICE**      PAST FIVE YEARS                 OTHER DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------
Thomas S. Goho            Trustee, since 1987      Chair of Finance, Wake Forest   None
64                                                 University, since 2006.
                                                   Benson-Pruitt Professorship,
                                                   Wake Forest University,
                                                   Calloway School of Business
                                                   and Accountancy, since 1999.
-------------------------------------------------------------------------------------------------------
Peter G. Gordon           Trustee, since 1998      Chairman, CEO, and Co-          None
64                        (Chairman, since 2001)   Founder of Crystal Geyser
                                                   Water Company, and President
                                                   of Crystal Geyser Roxane
                                                   Water Company.
-------------------------------------------------------------------------------------------------------
Richard M. Leach          Trustee, since 1987      Retired. Prior thereto,         None
73                                                 President of Richard M. Leach
                                                   Associates (a financial
                                                   consulting firm).
-------------------------------------------------------------------------------------------------------
Olivia S. Mitchell        Trustee, since 2006      Professor of Insurance and      None
53                                                 Risk Management, Wharton
                                                   School, University of
                                                   Pennsylvania. Director of the
                                                   Boettner Center on Pensions
                                                   and Retirement. Research
                                                   Associate and Board Member,
                                                   Penn Aging Research Center.
                                                   Research Associate, National
                                                   Bureau of Economic Research.

OTHER INFORMATION (UNAUDITED)             WELLS FARGO ADVANTAGE ALLOCATION FUNDS
--------------------------------------------------------------------------------

NON-INTERESTED TRUSTEES (continued)

-------------------------------------------------------------------------------------------------------
                          POSITION HELD AND        PRINCIPAL OCCUPATIONS DURING
NAME AND AGE              LENGTH OF SERVICE**      PAST FIVE YEARS                 OTHER DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------
Timothy J. Penny          Trustee, since 1996      Senior Counselor to the         None
54                                                 public relations firm of
                                                   Himle-Horner, and Senior
                                                   Fellow at the Humphrey
                                                   Institute, Minneapolis,
                                                   Minnesota (a public policy
                                                   organization).
-------------------------------------------------------------------------------------------------------
Donald C. Willeke         Trustee, since 1996      Principal of the law firm of    None
66                                                 Willeke & Daniels.
-------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEE***
-------------------------------------------------------------------------------------------------------
                          POSITION HELD AND        PRINCIPAL OCCUPATIONS DURING
NAME AND AGE              LENGTH OF SERVICE**      PAST FIVE YEARS                 OTHER DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------
J. Tucker Morse           Trustee, since 1987      Private Investor/Real Estate    None
62                                                 Developer. Prior thereto,
                                                   Chairman of White Point
                                                   Capital, LLC until 2005.
-------------------------------------------------------------------------------------------------------

OFFICERS
-------------------------------------------------------------------------------------------------------
                          POSITION HELD AND        PRINCIPAL OCCUPATIONS DURING
NAME AND AGE              LENGTH OF SERVICE        PAST FIVE YEARS                 OTHER DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------
Karla M. Rabusch          President, since 2003    Executive Vice President of     None
47                                                 Wells Fargo Bank, N.A. and
                                                   President of Wells Fargo
                                                   Funds Management, LLC. Senior
                                                   Vice President and Chief
                                                   Administrative Officer of
                                                   Wells Fargo Funds Management,
                                                   LLC from 2001 to 2003.
-------------------------------------------------------------------------------------------------------
C. David Messman          Secretary, since 2000    Vice President and Managing     None
46                                                 Senior Counsel of Wells Fargo
                                                   Bank, N.A. and Senior Vice
                                                   President and Secretary of
                                                   Wells Fargo Funds Management,
                                                   LLC. Vice President and
                                                   Senior Counsel of Wells Fargo
                                                   Bank, N.A. from 1996 to 2003.
-------------------------------------------------------------------------------------------------------
A. Erdem Cimen            Treasurer, since 2006    Vice President of Wells Fargo   None
33                                                 Bank, N.A. and Vice President
                                                   of Financial Operations for
                                                   Wells Fargo Funds Management,
                                                   LLC. Vice President and Group
                                                   Finance Officer of Wells
                                                   Fargo Bank, N.A. Auto Finance
                                                   Group from 2004 to 2006. Vice
                                                   President of Portfolio Risk
                                                   Management for Wells Fargo
                                                   Bank, N.A. Auto Finance Group
                                                   in 2004. Vice President of
                                                   Portfolio Research and
                                                   Analysis for Wells Fargo
                                                   Bank, N.A. Auto Finance Group
                                                   from 2001 to 2004. Director
                                                   of Small Business Services
                                                   Risk Management for American
                                                   Express Travel Related
                                                   Services from 2000 to 2001.

WELLS FARGO ADVANTAGE ALLOCATION FUNDS             OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

OFFICERS (continued)

-------------------------------------------------------------------------------------------------------
                          POSITION HELD AND        PRINCIPAL OCCUPATIONS DURING
NAME AND AGE              LENGTH OF SERVICE        PAST FIVE YEARS                 OTHER DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------
Dorothy A. Peters         Chief Compliance         Chief Compliance Officer of     None
44                        Officer, since 2004      Wells Fargo Funds Management,
                                                   LLC since 2004 and Compliance
                                                   Officer of Wells Fargo Funds
                                                   Management, LLC from 1999 to
                                                   2002. Compliance Manager of
                                                   Wells Fargo Investments from
                                                   1997 to 1999. In 2002, Ms.
                                                   Peters left Wells Fargo Funds
                                                   Management, LLC to pursue
                                                   personal goals.
------------------------------------------------------------------------------------------------------

   * The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Funds' Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

 ** Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

*** As of September 30, 2006, one of the seven Trustees is considered an "interested person" of the Trusts as defined in the Investment Company Act of 1940. The interested Trustee, J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC.

LIST OF ABBREVIATIONS                     WELLS FARGO ADVANTAGE ALLOCATION FUNDS
--------------------------------------------------------------------------------

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG       -- Association of Bay Area Governments
ADR        -- American Depositary Receipt
AMBAC      -- American Municipal Bond Assurance Corporation
AMT        -- Alternative Minimum Tax
ARM        -- Adjustable Rate Mortgages
BART       -- Bay Area Rapid Transit
CDA        -- Community Development Authority
CDSC       -- Contingent Deferred Sales Charge
CGIC       -- Capital Guaranty Insurance Company
CGY        -- Capital Guaranty Corporation
CMT        -- Constant Maturity Treasury
COFI       -- Cost of Funds Index
COP        -- Certificate of Participation
CP         -- Commercial Paper
CTF        -- Common Trust Fund
DW&P       -- Department of Water & Power
DWR        -- Department of Water Resources
EDFA       -- Education Finance Authority
FFCB       -- Federal Farm Credit Bank
FGIC       -- Financial Guaranty Insurance Corporation
FHA        -- Federal Housing Authority
FHLB       -- Federal Home Loan Bank
FHLMC      -- Federal Home Loan Mortgage Corporation
FNMA       -- Federal National Mortgage Association
FRN        -- Floating Rate Notes
FSA        -- Financial Security Assurance Incorporated
GDR        -- Global Depositary Receipt
GNMA       -- Government National Mortgage Association
GO         -- General Obligation
HFA        -- Housing Finance Authority
HFFA       -- Health Facilities Financing Authority
IDA        -- Industrial Development Authority
IDR        -- Industrial Development Revenue
LIBOR      -- London Interbank Offered Rate
LLC        -- Limited Liability Corporation
LOC        -- Letter of Credit
LP         -- Limited Partnership
MBIA       -- Municipal Bond Insurance Association
MFHR       -- Multi-Family Housing Revenue
MUD        -- Municipal Utility District
MTN        -- Medium Term Note
PCFA       -- Pollution Control Finance Authority
PCR        -- Pollution Control Revenue
PFA        -- Public Finance Authority
PLC        -- Private Placement
PSFG       -- Public School Fund Guaranty
RDA        -- Redevelopment Authority
RDFA       -- Redevelopment Finance Authority
REITS      -- Real Estate Investment Trusts
R&D        -- Research & Development
SFHR       -- Single Family Housing Revenue
SFMR       -- Single Family Mortgage Revenue
SLMA       -- Student Loan Marketing Association
STEERS     -- Structured Enhanced Return Trust
TBA        -- To Be Announced
TRAN       -- Tax Revenue Anticipation Notes
USD        -- Unified School District
V/R        -- Variable Rate
WEBS       -- World Equity Benchmark Shares
XLCA       -- XL Capital Assurance

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

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

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

-----------------
WELLS   ADVANTAGE
FARGO   FUNDS
-----------------

More information about WELLS FARGO       THIS    REPORT   AND   THE    FINANCIAL
ADVANTAGE FUNDS(SM) is available free STATEMENTS CONTAINED HEREIN ARE upon request. To obtain literature, SUBMITTED FOR THE GENERAL INFORMATION please write, e-mail, visit the Funds' OF THE SHAREHOLDERS OF WELLS FARGO
Web site, or call:                       ADVANTAGE FUNDS. IF THIS REPORT IS USED
                                         FOR PROMOTIONAL PURPOSES,  DISTRIBUTION
WELLS FARGO ADVANTAGE FUNDS              OF THE REPORT  MUST BE  ACCOMPANIED  OR
P.O. Box 8266                            PRECEDED BY A CURRENT PROSPECTUS. FOR A
Boston, MA 02266-8266                    PROSPECTUS   CONTAINING  MORE  COMPLETE
                                         INFORMATION,   INCLUDING   CHARGES  AND
E-mail: wfaf@wellsfargo.com              EXPENSES,  CALL 1-800-222-8222 OR VISIT
Web site:                                THE      FUNDS'     WEB     SITE     AT
www.wellsfargo.com/advantagefunds        WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.
Individual Investors:                    PLEASE    CONSIDER    THE    INVESTMENT
1-800-222-8222                           OBJECTIVES,    RISKS,    CHARGES,   AND
Retail Investment Professionals:         EXPENSES  OF THE  INVESTMENT  CAREFULLY
1-888-877-9275                           BEFORE   INVESTING.   THIS  AND   OTHER
Institutional Investment Professionals:  INFORMATION ABOUT WELLS FARGO ADVANTAGE
1-866-765-0778                           FUNDS  CAN  BE  FOUND  IN  THE  CURRENT
                                         PROSPECTUS.    READ   THE    PROSPECTUS
                                         CAREFULLY  BEFORE  YOU  INVEST  OR SEND
                                         MONEY.

                                         Wells  Fargo Funds  Management,  LLC, a
                                         wholly owned  subsidiary of Wells Fargo
                                         & Company, provides investment advisory
                                         and  administrative  services for WELLS
                                         FARGO ADVANTAGE FUNDS. Other affiliates
                                         of  Wells   Fargo  &  Company   provide
                                         subadvisory  and other services for the
                                         Funds.  The  Funds are  distributed  by
                                         WELLS  FARGO  FUNDS  DISTRIBUTOR,  LLC,
                                         Member NASD/SIPC, an affiliate of Wells
                                         Fargo & Company.

            ---------------------------------------------------------
              NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
            ---------------------------------------------------------

--------------------------------------------------------------------------------
(C) 2006 Wells Fargo     www.wellsfargo.com/advantagefunds          100552 11-06
Funds Management, LLC.                                         AAFLD/AR110 09-06
All rights reserved.

                                                            -----------------
                                                            WELLS   ADVANTAGE
                                                            FARGO   FUNDS
                                                            -----------------

       [GRAPHIC OMITTED]                          SEPTEMBER 30, 2006

                                                    Annual Report

WELLS FARGO ADVANTAGE BALANCED FUND

                                             WELLS FARGO ADVANTAGE BALANCED FUND
--------------------------------------------------------------------------------

Table of Contents

Letter to Shareholders ...................................................     1
--------------------------------------------------------------------------------

Performance Highlights
--------------------------------------------------------------------------------
   Balanced Fund .........................................................     2

Fund Expenses (Unaudited) ................................................     4
--------------------------------------------------------------------------------

Portfolio of Investments
--------------------------------------------------------------------------------
   Balanced Fund .........................................................     5

Financial Statements
--------------------------------------------------------------------------------
   Statement of Assets and Liabilities ...................................    16
   Statement of Operations ...............................................    17
   Statements of Changes in Net Assets ...................................    18
   Financial Highlights ..................................................    20

Notes to Financial Statements ............................................    22
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm ..................    27
--------------------------------------------------------------------------------

Other Information (Unaudited) ............................................    28
--------------------------------------------------------------------------------

List of Abbreviations ....................................................    31
--------------------------------------------------------------------------------

                -------------------------------------------------
                NOT FDIC INSURED-NO BANK GUARANTEE-MAY LOSE VALUE
                -------------------------------------------------

THIS PAGE IS INTENTIONALLY LEFT BLANK --

SHAREHOLDER LETTER                           WELLS FARGO ADVANTAGE BALANCED FUND
--------------------------------------------------------------------------------

DEAR VALUED SHAREHOLDER,

      Enclosed please find the WELLS FARGO ADVANTAGE BALANCED FUND annual report for the period that ended September 30, 2006. On the following pages, you will find a discussion of the Fund, including performance highlights, information about the holdings in the Fund, and the portfolio managers' strategic outlook.

ECONOMIC OVERVIEW
--------------------------------------------------------------------------------

      The U.S. economy performed well during the 12-month period that ended September 30, 2006. Growth in real Gross Domestic Product (GDP) averaged close to 3.0%, the unemployment rate fell from 5% to 4.6%, and inflation remained relatively low for most of the period. This was a remarkable performance for the U.S. economy during a period in which oil prices rose sharply, geopolitical tensions remained intense, and the Fed raised the Federal funds rate from 3.25% to 5.25%.

      By mid-2006, signs that economic growth was slowing gave rise to the expectation that the Fed would pause in its cycle of raising interest rates, often described as credit tightening. At the Federal Open Market Committee
(FOMC) meeting on August 8, the FOMC decided to leave the Federal funds rate unchanged at 5.25%, ending a string of 17 consecutive meetings at which they decided to raise the Federal funds rate. The committee also left the rate unchanged at its meeting on September 20, 2006. The slower pace of economic growth that emerged in the second quarter of 2006 and that continued through the third quarter may lead to a gradual reduction in inflation pressures. Recent declines in energy prices may also help the Fed achieve its objective of lower inflation in 2007.

      The slowdown in growth has been led by a significant decline in housing activity. Speculative excesses in sought-after markets have given way to a weaker pace of sales, sizable inventories of unsold homes, and a sharp reduction in new housing. In August 2006, for the first time in a decade, the median "sold" price of existing homes fell below the previous year's level. Record-high gasoline prices during the spring and summer also contributed to a decline in consumer spending and, consequently, to slower GDP growth. Near the close of the third quarter of 2006, gasoline prices dropped sharply and mortgage rates declined about one-half a percentage point. These developments have already helped to boost consumer confidence and may improve prospects for better growth in the quarters ahead.

STOCKS RESPONDED POSITIVELY TO THE FED'S PAUSE
--------------------------------------------------------------------------------

      The equity markets responded positively to the Fed's decision to keep the Federal funds rate unchanged and to prospects for less inflation in the months ahead. Equity investors also seemed to have believed that the Fed's pause in its tightening cycle would help prolong the current economic expansion. The risks to the economic outlook--a sluggish housing sector and the possibility of weak consumer spending--seem to have been offset by such favorable fundamentals as lower bond yields and excellent corporate earnings growth.

BONDS SHOWED SIGNS OF RECOVERY
--------------------------------------------------------------------------------

      Most segments of the fixed-income markets struggled during the final quarter of 2005 and the first half of 2006 as interest rates rose and bond prices declined. In the third quarter of 2006, however, bond prices rallied in response to the Fed's decision to keep the Federal funds rate at 5.25%. The healthy third-quarter total returns pulled the 12-month returns for most investment-grade bond sectors up to the 3% to 4% range. Total returns for high-yield bonds were approximately double that of the investment-grade sectors.

LOOKING AHEAD
--------------------------------------------------------------------------------

      If inflation pressures recede and economic growth rebounds somewhat, the outlook for stocks could remain positive. In recent weeks, as the earnings outlook became more uncertain, large cap stocks began to outperform small cap issues. In a period of greater cost pressures and intense worldwide competition, the larger companies may be more likely to sustain earnings growth. In this type of market environment, maintaining a long-term perspective and a high degree of portfolio diversification may help. While diversification may not prevent losses in a downturn, it may help to reduce them and keep you on track for reaching your financial destination.

      To help you reach your diversification goals, we offer funds across most major asset classes that are guided by skillful money managers--our subadvisers--who are chosen for their focused attention on a particular investment style. We believe that our insistence on seeking skillful money managers who share our dedication to pursuing consistent, long-term results offers our investors the firm footing they need to navigate changing market conditions as they move toward their financial destinations.

      Thank you for choosing WELLS FARGO ADVANTAGE FUNDS(SM). We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs. If you have any questions about your investment, please contact your investment professional, or call us at 1-800-222-8222. You may also want to visit our Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

Sincerely,

/s/ Karla M. Rabusch

Karla M. Rabusch
President
WELLS FARGO ADVANTAGE FUNDS

WELLS FARGO ADVANTAGE BALANCED FUND                       PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE BALANCED FUND (the Fund) seeks a combination of capital appreciation and current income.

ADVISER                                 SUBADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGERS                           FUND INCEPTION DATE
   Gary J. Dunn, CFA                       12/30/1981
   W. Frank Koster
   Robert M. Thornburg

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Investor Class shares returned 6.64% 1 for the 12-month period that ended September 30, 2006, underperforming its benchmark, the Balanced Fund Composite Index 2, which returned 7.93%. In addition, the Fund underperformed the S&P 500 Index 3, which returned 10.78%, and it outperformed the Lehman Brothers U.S. Aggregate Bond Index 4, which returned 3.67% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE
- WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The combination of equity and bond holdings in the Fund resulted in solid performance overall, even though the Fund underperformed its composite index and the S&P 500 Index. While larger capitalization pharmaceutical stocks such as Abbott Labs and Pfizer performed well, many medical technology stocks like Medtronic and Boston Scientific encountered a number of negative obstacles. Fund holdings in the energy sector generated the only negative returns for the year as both ConocoPhillips and Halliburton suffered stock-specific challenges. Excluding the disappointing performance of Intel and Qualcomm, the technology holdings generated good returns and gained momentum as the year progressed.

      Positive performance on the equity side was led by Goldman Sachs, JPMorgan Chase, and Bank of America, as financial stocks were the best performing sector for the year, collectively up more than 20%. Materials stocks such as Air Products & Chemicals and Rohm & Haas also had a good year, as demand and pricing were both a benefit. As expected, consumer staples stocks outgained the more economically sensitive consumer discretionary stocks, with solid results from PepsiCo and Procter & Gamble. Telecommunication services stocks regained some of their luster as fundamentals improved and generated very good returns.

      The fixed-income portion of the Fund outperformed the Lehman Brothers U.S. Aggregate Bond Index and underperformed the Balanced Fund Composite Index during the period. Two primary contributors to outperformance were the short duration bias of the portfolio and its exposure to a continued flattening of the yield curve. Additionally, the inclusion of mortgage securities in the portfolio, and commercial mortgages in particular, contributed positively to performance during the last 12 months. Although the short duration bias contributed positively over the year, this position turned detrimental during the last quarter of the period as rates declined in anticipation of slowing economic growth.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      Sector adjustments were modest in the stock portion of the Fund, with reductions to the economically sensitive consumer discretionary sector and additions to the information technology group. Fund sector weightings were close to the S&P 500 Index sector weightings, with a modest underweighted position in consumer staples and energy and a modest overweighted position in technology. During the third quarter of 2006, new positions were initiated in Caterpillar and Dow Chemical, as both stocks had corrected in recent months on expectations of slowing domestic economic growth.

      As mentioned earlier, mortgages have been a positive contributor to the fixed-income portion of Fund performance during the last year. Given this and their resulting tight valuations, we have been actively reducing the Fund's exposure to mortgages. Additionally, corporate exposures have been reduced in conjunction with a move to higher-quality credits. These reductions are in response to very tight valuations and a desire to reduce overall portfolio risk.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      Economic growth has clearly moderated from its pace of a year ago. The growth trajectory from here will depend significantly on the outcome of the housing cycle. Given the uncertainty surrounding housing and a current very low level of interest rates, we believe that it's prudent to maintain a slightly short duration bias in the fixed-income portion of the Fund. Additionally, given near-term uncertainty, willingness to act quickly when presented with new information will be critical.

      On the equity side, we believe that the impressive double-digit growth of corporate earnings will continue at least through the end of 2006. Equity market valuations still remain relatively compressed, as corporate earnings continue to rise faster than stock prices. Valuations reached close to a historical average price-to-earnings ratio with below-average interest rates and core inflation rates combined with above-average profit growth and excess financial liquidity growth. We believe that these attractive fundamentals favor the Fund's equity holdings, which are focused on high-quality, industry-leading companies with strong track records selling at reasonable valuations.

      BALANCED FUNDS MAY INVEST IN STOCKS AND BONDS. STOCKS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. BOND VALUES FLUCTUATE IN RESPONSE TO THE FINANCIAL CONDITION OF INDIVIDUAL ISSUERS, GENERAL MARKET AND ECONOMIC CONDITIONS, AND CHANGES IN INTEREST RATES. IN GENERAL, WHEN INTEREST RATES RISE, BOND VALUES FALL AND INVESTORS MAY LOSE PRINCIPAL VALUE. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO FOREIGN INVESTMENTS RISK AND HIGH YIELD BOND RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

PERFORMANCE HIGHLIGHTS                       WELLS FARGO ADVANTAGE BALANCED FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

                                                              6-Month*   1-Year   5-Year   10-Year
--------------------------------------------------------------------------------------------------
   Balanced Fund - Investor Class (Incept. Date 12/30/1981)     4.04      6.64     4.67      5.50
--------------------------------------------------------------------------------------------------
   Benchmarks
--------------------------------------------------------------------------------------------------
      Balanced Fund Composite Index 2                           3.99      7.93     6.37      8.06
--------------------------------------------------------------------------------------------------
      S&P 500 Index 3                                           4.14     10.78     6.97      8.58
--------------------------------------------------------------------------------------------------
      Lehman Brothers U.S. Aggregate Bond Index 4               3.73      3.67     4.81      6.42
--------------------------------------------------------------------------------------------------

*     RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 5 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------
   Beta**                                                                  1.00
--------------------------------------------------------------------------------
   Average Coupon of Bond Portfolio                                        5.47%
--------------------------------------------------------------------------------
   Average Duration of Bond Portfolio                                 3.14 years
--------------------------------------------------------------------------------
   Average Credit Quality of Bond Portfolio                                  Aa1
--------------------------------------------------------------------------------
   Portfolio Turnover                                                        61%
--------------------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE BALANCED FUND COMPOSITE INDEX BETA IS 1.00 BY DEFINITION.

TEN LARGEST HOLDINGS 5,6 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------
   Exxon Mobil Corporation                                                 2.10%
--------------------------------------------------------------------------------
   General Electric Company                                                2.06%
--------------------------------------------------------------------------------
   US Treasury Note, 4.25%, 10/15/2010                                     1.97%
--------------------------------------------------------------------------------
   Microsoft Corporation                                                   1.92%
--------------------------------------------------------------------------------
   Citigroup Incorporated                                                  1.80%
--------------------------------------------------------------------------------
   Bank of America Corporation                                             1.73%
--------------------------------------------------------------------------------
   JPMorgan Chase & Company                                                1.69%
--------------------------------------------------------------------------------
   US Treasury Bond, 10.38%, 11/15/2012                                    1.65%
--------------------------------------------------------------------------------
   Procter & Gamble Company                                                1.58%
--------------------------------------------------------------------------------
   PepsiCo Incorporated                                                    1.35%

SECTOR DISTRIBUTION 5 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                                                      10%
Consumer Staples                                                             9%
Energy                                                                       9%
Financials                                                                  22%
Health Care                                                                 13%
Industrials                                                                 11%
Information Technology                                                      16%
Materials                                                                    3%
Telecommunication Services                                                   3%
Utilities                                                                    4%

GROWTH OF $10,000 CHART 7 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]


              WELLS FARGO
               ADVANTAGE                        Lehman Brothers
             BALANCED FUND -   Balanced Fund     U.S. Aggregate
   Date      Investor Class   Composite Index      Bond Index     S&P 500 Index
----------   --------------   ---------------   ---------------   -------------
 9/30/1996       10,000            $10,000           $10,000          $10,000
10/31/1996        9,985            $10,254           $10,222          $10,276
11/30/1996       10,432            $10,789           $10,397          $11,052
12/31/1996       10,518            $10,621           $10,300          $10,833
 1/31/1997       10,729            $11,031           $10,332          $11,510
 2/28/1997       10,756            $11,094           $10,358          $11,600
 3/31/1997       10,461            $10,772           $10,243          $11,124
 4/30/1997       10,614            $11,222           $10,397          $11,787
 5/31/1997       11,041            $11,674           $10,495          $12,504
 6/30/1997       11,306            $12,043           $10,620          $13,064
 7/31/1997       11,979            $12,748           $10,907          $14,103
 8/31/1997       11,676            $12,276           $10,814          $13,313
 9/30/1997       12,211            $12,752           $10,973          $14,041
10/31/1997       11,916            $12,571           $11,132          $13,572
11/30/1997       12,061            $12,943           $11,184          $14,201
12/31/1997       12,271            $13,128           $11,296          $14,445
 1/31/1998       12,326            $13,282           $11,441          $14,604
 2/28/1998       12,945            $13,853           $11,432          $15,657
 3/31/1998       13,449            $14,297           $11,471          $16,458
 4/30/1998       13,536            $14,413           $11,530          $16,626
 5/31/1998       13,443            $14,320           $11,640          $16,340
 6/30/1998       13,992            $14,717           $11,739          $17,004
 7/31/1998       14,110            $14,636           $11,764          $16,823
 8/31/1998       12,383            $13,463           $11,955          $14,392
 9/30/1998       12,844            $14,106           $12,235          $15,315
10/31/1998       13,316            $14,764           $12,170          $16,560
11/30/1998       14,060            $15,334           $12,240          $17,564
12/31/1998       14,890            $15,883           $12,276          $18,575
 1/31/1999       15,372            $16,326           $12,363          $19,352
 2/28/1999       15,036            $15,908           $12,147          $18,750
 3/31/1999       15,570            $16,325           $12,214          $19,500
 4/30/1999       15,881            $16,725           $12,253          $20,254
 5/31/1999       15,468            $16,430           $12,145          $19,776
 6/30/1999       16,025            $16,955           $12,106          $20,874
 7/31/1999       15,711            $16,609           $12,055          $20,222
 8/31/1999       15,498            $16,557           $12,049          $20,122
 9/30/1999       15,428            $16,362           $12,189          $19,571
10/31/1999       16,147            $17,007           $12,234          $20,810
11/30/1999       16,419            $17,214           $12,233          $21,232
12/31/1999       17,199            $17,788           $12,174          $22,483
 1/31/2000       16,593            $17,229           $12,134          $21,354
 2/29/2000       17,064            $17,117           $12,281          $20,950
 3/31/2000       17,907            $18,211           $12,443          $22,999
 4/30/2000       17,385            $17,861           $12,407          $22,307
 5/31/2000       16,923            $17,639           $12,401          $21,850
 6/30/2000       17,238            $18,047           $12,659          $22,389
 7/31/2000       17,040            $17,943           $12,774          $22,040
 8/31/2000       17,771            $18,715           $12,959          $23,409
 9/30/2000       17,412            $18,170           $13,041          $22,173
10/31/2000       17,061            $18,172           $13,127          $22,080
11/30/2000       15,890            $17,432           $13,342          $20,340
12/31/2000       16,105            $17,612           $13,590          $20,439
 1/31/2001       16,430            $18,102           $13,813          $21,165
 2/28/2001       15,353            $17,175           $13,933          $19,237
 3/31/2001       14,719            $16,557           $14,003          $18,019
 4/30/2001       15,231            $17,301           $13,944          $19,418
 5/31/2001       15,291            $17,413           $14,028          $19,548
 6/30/2001       14,995            $17,185           $14,081          $19,073
 7/31/2001       14,898            $17,237           $14,397          $18,886
 8/31/2001       14,314            $16,669           $14,562          $17,705
 9/30/2001       13,591            $15,939           $14,733          $16,277
10/31/2001       13,772            $16,255           $15,041          $16,587
11/30/2001       14,398            $16,913           $14,833          $17,860
12/31/2001       14,329            $16,959           $14,738          $18,017
 1/31/2002       14,177            $16,866           $14,857          $17,754
 2/28/2002       14,017            $16,736           $15,002          $17,411
 3/31/2002       14,218            $17,002           $14,752          $18,066
 4/30/2002       13,782            $16,516           $15,039          $16,971
 5/31/2002       13,674            $16,500           $15,167          $16,847
 6/30/2002       13,089            $15,852           $15,297          $15,648
 7/31/2002       12,573            $15,187           $15,482          $14,429
 8/31/2002       12,619            $15,349           $15,744          $14,522
 9/30/2002       11,985            $14,449           $15,999          $12,945
10/31/2002       12,551            $15,185           $15,925          $14,083
11/30/2002       12,947            $15,719           $15,920          $14,911
12/31/2002       12,517            $15,295           $16,250          $14,036
 1/31/2003       12,291            $15,060           $16,265          $13,670
 2/28/2003       12,205            $15,008           $16,489          $13,465
 3/31/2003       12,286            $15,090           $16,476          $13,594
 4/30/2003       12,951            $15,886           $16,613          $14,714
 5/31/2003       13,428            $16,506           $16,922          $15,488
 6/30/2003       13,530            $16,619           $16,888          $15,686
 7/31/2003       13,553            $16,572           $16,320          $15,962
 8/31/2003       13,734            $16,809           $16,428          $16,274
 9/30/2003       13,668            $16,880           $16,863          $16,101
10/31/2003       14,163            $17,390           $16,706          $17,011
11/30/2003       14,234            $17,498           $16,746          $17,160
12/31/2003       14,690            $18,120           $16,916          $18,060
 1/31/2004       14,839            $18,378           $17,052          $18,392
 2/29/2004       14,997            $18,610           $17,237          $18,648
 3/31/2004       14,900            $18,498           $17,366          $18,366
 4/30/2004       14,568            $18,131           $16,914          $18,078
 5/31/2004       14,710            $18,251           $16,847          $18,325
 6/30/2004       14,909            $18,505           $16,943          $18,681
 7/31/2004       14,576            $18,211           $17,111          $18,063
 8/31/2004       14,671            $18,394           $17,437          $18,135
 9/30/2004       14,838            $18,533           $17,484          $18,331
10/31/2004       15,029            $18,766           $17,631          $18,611
11/30/2004       15,482            $19,161           $17,490          $19,365
12/31/2004       15,697            $19,623           $17,651          $20,023
 1/31/2005       15,433            $19,385           $17,762          $19,535
 2/28/2005       15,681            $19,584           $17,658          $19,945
 3/31/2005       15,496            $19,336           $17,567          $19,592
 4/30/2005       15,368            $19,220           $17,805          $19,220
 5/31/2005       15,640            $19,670           $17,997          $19,831
 6/30/2005       15,680            $19,730           $18,096          $19,859
 7/31/2005       15,970            $20,098           $17,931          $20,597
 8/31/2005       15,970            $20,091           $18,161          $20,410
 9/30/2005       16,011            $20,106           $17,974          $20,575
10/31/2005       15,841            $19,841           $17,832          $20,232
11/30/2005       16,156            $20,326           $17,910          $20,996
12/31/2005       16,154            $20,408           $18,080          $21,005
 1/31/2006       16,252            $20,733           $18,082          $21,561
 2/28/2006       16,342            $20,794           $18,142          $21,620
 3/31/2006       16,412            $20,867           $17,964          $21,888
 4/30/2006       16,575            $21,020           $17,932          $22,181
 5/31/2006       16,281            $20,649           $17,912          $21,544
 6/30/2006       16,236            $20,683           $17,950          $21,572
 7/31/2006       16,441            $20,871           $18,192          $21,706
 8/31/2006       16,795            $21,296           $18,470          $22,223
 9/30/2006       17,074            $21,700           $18,633          $22,796

--------------------------------------------------------------------------------
      The views expressed are as of September 30, 2006, and are those of the Fund's managers.The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE BALANCED FUND.

1 The Fund's adviser has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders.Without these reductions, the Fund's returns would have been lower.

            Performance shown for the Investor Class shares of the WELLS FARGO ADVANTAGE BALANCED FUND for periods prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Balanced Fund, its predecessor fund.

2 The Balanced Fund Composite Index is weighted 60% in the S&P 500 Index and 40% in the Lehman Brothers U.S. Aggregate Bond Index.

3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value.You cannot invest directly in an Index.

4 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers Government/Corporate Index and the Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities.You cannot invest directly in an Index.

5 Fund characteristics, portfolio holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, portfolio holdings and sector distribution.

6 The ten largest holdings are calculated based on the market value of the securities divided by total market value of the Fund.

7 The chart compares the performance of the WELLS FARGO ADVANTAGE BALANCED FUND Investor Class shares for the most recent ten years with the Balanced Fund Composite Index, the Lehman Brothers U.S. Aggregate Bond Index and the S&P 500 Index.The chart assumes a hypothetical $10,000 investment in Investor Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE BALANCED FUND                    FUND EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

      As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2006 to September 30, 2006).

ACTUAL EXPENSES

      The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                              Beginning      Ending
                                               Account      Account      Expenses     Net Annual
                                                Value        Value      Paid During    Expense
                                              04/01/2006   09/30/2006   the Period*     Ratio
   Balanced Fund
------------------------------------------------------------------------------------------------
   Balanced Fund - Investor Class
   Actual                                     $ 1,000.00   $ 1,040.40      $6.39         1.25%
------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)   $ 1,000.00   $ 1,018.80      $6.33         1.25%

* Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                           WELLS FARGO ADVANTAGE BALANCED FUND
--------------------------------------------------------------------------------

   BALANCED FUND
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
AGENCY NOTES - INTEREST BEARING - 0.25%
$       330,000    FHLB                                                                    4.13%      10/19/2007    $       326,666

TOTAL AGENCY NOTES - INTEREST BEARING (COST $329,944)                                                                       326,666
                                                                                                                    ---------------

AGENCY SECURITIES - 6.22%

FEDERAL FARM CREDIT BANK - 0.72%
        974,000    FEDERAL FARM CREDIT BANK<<                                              4.13       07/17/2009            952,879
                                                                                                                    ---------------

FEDERAL HOME LOAN MORTGAGE CORPORATION - 1.69%
          1,840    FHLMC #170151                                                          10.50       01/01/2016              2,030
        727,384    FHLMC #1J1263<<+/-                                                      5.91       01/01/2036            734,513
          8,577    FHLMC #254325                                                          10.25       03/01/2015              9,055
        146,035    FHLMC #G11487                                                           8.00       03/01/2016            153,277
        663,053    FHLMC #G18005<<                                                         5.00       08/01/2019            652,246
        682,777    FHLMC #H01396                                                           6.50       02/01/2036            691,739

                                                                                                                          2,242,860
                                                                                                                    ---------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.19%
        495,000    FNMA<<                                                                  6.00       05/15/2011            517,105
        814,916    FNMA #699932                                                            5.50       04/01/2033            805,119
        323,496    FNMA #725638<<                                                          5.00       12/01/2018            318,761
        730,317    FNMA #735613<<                                                          6.00       02/01/2035            736,408
      1,228,357    FNMA #863727<<+/-                                                       5.35       01/01/2036          1,229,009
        605,000    FNMA #892283                                                            5.89       09/01/2036            610,955

                                                                                                                          4,217,357
                                                                                                                    ---------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.62%
         17,176    GNMA #780434                                                            7.50       12/15/2007             17,162
        820,539    GNMA SERIES 2004-53 CLASS KE                                            5.00       08/20/2032            809,590

                                                                                                                            826,752
                                                                                                                    ---------------

TOTAL AGENCY SECURITIES (COST $8,285,314)                                                                                 8,239,848
                                                                                                                    ---------------

ASSET BACKED SECURITIES - 2.91%
        545,000    CHASE ISSUANCE TRUST SERIES 2005-A6 CLASS A6+/-                         5.40       07/15/2014            546,110
      1,117,937    COMMUNITY PROGRAM LOAN TRUST SERIES 1987-A CLASS A4                     4.50       10/01/2018          1,101,377
        122,044    COUNTRYWIDE HOME EQUITY LOAN TRUST SERIES 2002-C CLASS A+/-             5.57       05/15/2028            122,055
        265,600    COUNTRYWIDE HOME EQUITY LOAN TRUST SERIES 2004-I CLASS A+/-             5.62       02/15/2034            266,375
        151,572    COUNTRYWIDE HOME EQUITY LOAN TRUST SERIES 2004-Q CLASS 2A+/-            5.63       12/15/2033            151,996
        597,763    FORD CREDIT AUTO OWNER TRUST SERIES 2006-A CLASS A2A                    5.04       09/15/2008            596,984
        444,000    MBNA CREDIT CARD MASTER NOTE TRUST SERIES 2006-A4 CLASS A4+/-           5.32       09/15/2011            444,112
        128,928    TERWIN MORTGAGE TRUST SERIES 2004-21HE CLASS 1A1+/-                     5.81       12/25/2034            129,381
        500,000    TRIAD AUTO RECEIVABLES OWNERS TRUST SERIES 2006-B CLASS A2              5.36       11/12/2009            500,090

TOTAL ASSET BACKED SECURITIES (COST $3,873,636)                                                                           3,858,480
                                                                                                                    ---------------

COLLATERALIZED MORTGAGE OBLIGATIONS - 8.12%
         42,680    ASSET SECURITIZATION CORPORATION SERIES 1995-MD4 CLASS A1               7.10        08/13/2029            42,983
        417,925    BANC OF AMERICA ALTERNATIVE LOAN TRUST SERIES 2005-10 CLASS 6A1         5.50        11/25/2020           415,575
        661,356    CHASE MORTGAGE FINANCE CORPORATION SERIES 2005-A1 CLASS 2A2+/-          5.25        12/25/2035           655,505
        125,860    CITIGROUP MORTGAGE LOAN TRUST INCORPORATED SERIES 2004-HYB4 CLASS
                   AA+/-                                                                   5.66        12/25/2034           126,273
        300,000    CITIGROUP MORTGAGE LOAN TRUST INCORPORATED SERIES 2006-NCB1 CLASS
                   2A2+/-                                                                  5.45        05/15/2036           299,999
        682,888    COUNTRYWIDE ALTERNATIVE LOAN TRUST SERIES 2004-30CB CLASS 3A1           5.00        02/25/2020           676,237

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE BALANCED FUND                           SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   BALANCED FUND
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
$       704,000    COUNTRYWIDE ALTERNATIVE LOAN TRUST SERIES 2006-0C8 CLASS 2A1C+/-        5.39%      10/25/2036    $       703,890
      1,000,000    CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORPORATION SERIES
                   2005-C1 CLASS A3                                                        4.81       02/15/2038            980,584
        455,000    CREDIT SUISSE MORTGAGE CAPITAL CERTIFICATES SERIES 2006-C3 CLASS
                   A3+/-                                                                   6.02       06/15/2038            472,975
        571,741    FANNIE MAE SERIES 2003-W8 CLASS 4A+/-                                   5.55       11/25/2042            581,412
        567,229    FANNIE MAE WHOLE LOAN SERIES 2004-W15 CLASS 3A+/-                       5.58       06/25/2044            577,479
        242,713    FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-57 CLASS 2A1+/-       5.55       07/25/2043            254,166
        263,531    FHLMC STRUCTURED PASS-THROUGH SECURITIES SERIES T-59 CLASS 2A1+/-       5.60       10/25/2043            266,438
        337,191    FNMA GRANTOR TRUST SERIES 2002-T1 CLASS A4                              9.50       11/25/2031            357,456
        219,816    FNMA WHOLE LOAN SERIES 2003-W8 CLASS 1A3                                4.75       12/25/2042            218,261
      1,185,000    GE CAPITAL COMMERCIAL MORTGAGE CORPORATION SERIES 2005-C1 CLASS
                   A5+/-                                                                   4.77       06/10/2048          1,141,131
        345,000    GREENWICH CAPITAL COMMERCIAL FUNDING CORPORATION SERIES 2006-GG7
                   CLASS A4+/-                                                             6.11       07/10/2038            361,208
        644,311    JPMORGAN ALTERNATIVE LOAN TRUST SERIES 2006-A4 CLASS A2+/-              5.95       09/25/2036            646,869
        455,000    JPMORGAN CHASE COMMERCIAL SECURITIES CORPORATION SERIES 2006-LDP7
                   CLASS A4+/-                                                             6.07       04/15/2045            475,270
        310,434    JPMORGAN MORTGAGE TRUST SERIES 2005-A2 CLASS 3A1+/-                     4.91       04/25/2035            306,810
        296,211    JPMORGAN MORTGAGE TRUST SERIES 2005-A3 CLASS 7CA1+/-                    5.12       06/25/2035            294,312
        530,604    JPMORGAN MORTGAGE TRUST SERIES 2005-A5 CLASS 3A1+/-                     5.37       08/25/2035            526,733
        296,984    MSAT SERIES 2005-RR4A CLASS A1++                                        4.38       11/28/2035            290,394
         73,704    NOMURA ASSET ACCEPTANCE CORPORATION SERIES 2005-AP2 CLASS A1+/-         5.45       05/25/2035             73,722

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $10,782,279)                                                             10,745,682
                                                                                                                    ---------------

SHARES
COMMON STOCKS - 58.59%

BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS - 0.60%
         21,900    HOME DEPOT INCORPORATED                                                                                  794,313
                                                                                                                    ---------------
BUSINESS SERVICES - 2.19%
          9,400    AUTOMATIC DATA PROCESSING INCORPORATED                                                                   444,996
         89,600    MICROSOFT CORPORATION                                                                                  2,448,768

                                                                                                                          2,893,764
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 7.64%
         19,900    ABBOTT LABORATORIES                                                                                      966,344
         11,000    AIR PRODUCTS & CHEMICALS INCORPORATED                                                                    730,070
          9,900    AMGEN INCORPORATED+                                                                                      708,147
         13,900    COLGATE-PALMOLIVE COMPANY                                                                                863,190
          7,000    DOW CHEMICAL COMPANY                                                                                     272,860
         14,800    E.I. DU PONT DE NEMOURS & COMPANY                                                                        634,032
         13,400    ELI LILLY & COMPANY                                                                                      763,800
         51,200    PFIZER INCORPORATED                                                                                    1,452,032
         32,500    PROCTER & GAMBLE COMPANY                                                                               2,014,350
         15,200    ROHM & HAAS COMPANY                                                                                      719,720
         19,400    WYETH                                                                                                    986,296

                                                                                                                         10,110,841
                                                                                                                    ---------------

COMMUNICATIONS - 2.01%
          8,400    ALLTEL CORPORATION                                                                                       466,200
         30,000    AT&T INCORPORATED<<                                                                                      976,800
            920    EMBARQ CORPORATION                                                                                        44,500
         17,700    SPRINT NEXTEL CORPORATION                                                                                303,555

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                           WELLS FARGO ADVANTAGE BALANCED FUND
--------------------------------------------------------------------------------

   BALANCED FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMUNICATIONS (CONTINUED)
         20,300    VERIZON COMMUNICATIONS INCORPORATED                                                              $       753,739
          9,098    WINDSTREAM CORPORATION                                                                                   120,003

                                                                                                                          2,664,797
                                                                                                                    ---------------

DEPOSITORY INSTITUTIONS - 7.03%
         41,000    BANK OF AMERICA CORPORATION                                                                            2,196,370
         46,000    CITIGROUP INCORPORATED                                                                                 2,284,820
         21,100    FIFTH THIRD BANCORP                                                                                      803,488
         45,666    JPMORGAN CHASE & COMPANY                                                                               2,144,475
         29,300    US BANCORP                                                                                               973,346
         16,200    WACHOVIA CORPORATION<<                                                                                   903,960

                                                                                                                          9,306,459
                                                                                                                    ---------------

EATING & DRINKING PLACES - 0.70%
         23,600     MCDONALD'S CORPORATION                                                                                  923,232
                                                                                                                    ---------------

ELECTRIC, GAS & SANITARY SERVICES - 2.17%
         11,100    DOMINION RESOURCES INCORPORATED                                                                          849,039
         17,000    DUKE ENERGY CORPORATION                                                                                  513,400
         18,200    EXELON CORPORATION                                                                                     1,101,828
          7,200    FIRSTENERGY CORPORATION                                                                                  402,192

                                                                                                                          2,866,459
                                                                                                                    ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 7.87%
         64,200    CISCO SYSTEMS INCORPORATED+                                                                            1,476,600
         12,500    EMERSON ELECTRIC COMPANY                                                                               1,048,250
         74,300    GENERAL ELECTRIC COMPANY                                                                               2,622,790
         55,200    INTEL CORPORATION                                                                                      1,135,464
         51,700    MOTOROLA INCORPORATED                                                                                  1,292,500
         77,400    NOKIA OYJ ADR                                                                                          1,524,006
         13,000    QUALCOMM INCORPORATED                                                                                    472,550
         25,400    TEXAS INSTRUMENTS INCORPORATED                                                                           844,550

                                                                                                                         10,416,710
                                                                                                                    ---------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 0.73%
         15,700    QUEST DIAGNOSTICS INCORPORATED                                                                           960,212
                                                                                                                    ---------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 1.12%
         19,700    FORTUNE BRANDS INCORPORATED                                                                            1,479,667
                                                                                                                    ---------------

FOOD & KINDRED PRODUCTS - 1.75%
         26,400    PEPSICO INCORPORATED                                                                                   1,722,864
         13,400    THE COCA-COLA COMPANY                                                                                    598,712

                                                                                                                          2,321,576
                                                                                                                    ---------------

GENERAL MERCHANDISE STORES - 1.90%
         12,724    FEDERATED DEPARTMENT STORES INCORPORATED                                                                 549,804
         21,300    TARGET CORPORATION                                                                                     1,176,825
         16,100    WAL-MART STORES INCORPORATED                                                                             794,052

                                                                                                                          2,520,681
                                                                                                                    ---------------

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE BALANCED FUND                           SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   BALANCED FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 2.87%
         10,300    3M COMPANY                                                                                       $       766,526
          5,000    CATERPILLAR INCORPORATED                                                                                 329,000
         12,200    DELL INCORPORATED+                                                                                       278,648
         37,200    HEWLETT-PACKARD COMPANY                                                                                1,364,868
         13,000    INTERNATIONAL BUSINESS MACHINES CORPORATION                                                            1,065,220

                                                                                                                          3,804,262
                                                                                                                    ---------------

INSURANCE CARRIERS - 4.01%
         14,900    ALLSTATE CORPORATION                                                                                     934,677
         22,000    AMERICAN INTERNATIONAL GROUP INCORPORATED                                                              1,457,720
         18,500    METLIFE INCORPORATED                                                                                   1,048,580
         27,000    ST. PAUL TRAVELERS COMPANIES INCORPORATED                                                              1,266,030
         12,300    UNITEDHEALTH GROUP INCORPORATED                                                                          605,160

                                                                                                                          5,312,167
                                                                                                                    ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 1.54%
         22,600    BAXTER INTERNATIONAL INCORPORATED                                                                      1,027,396
         35,000    BOSTON SCIENTIFIC CORPORATION+                                                                           517,650
         10,600    MEDTRONIC INCORPORATED                                                                                   492,264

                                                                                                                          2,037,310
                                                                                                                    ---------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 1.04%
         21,200    JOHNSON & JOHNSON                                                                                      1,376,728
                                                                                                                    ---------------

MOTION PICTURES - 1.42%
         57,200    TIME WARNER INCORPORATED                                                                               1,042,756
         27,300    WALT DISNEY COMPANY                                                                                      843,843

                                                                                                                          1,886,599
                                                                                                                    ---------------

MOTOR FREIGHT TRANSPORTATION & WAREHOUSING - 0.64%
         11,700    UNITED PARCEL SERVICE INCORPORATED CLASS B                                                               841,698
                                                                                                                    ---------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 0.65%
         15,300    AMERICAN EXPRESS COMPANY                                                                                 858,024
                                                                                                                    ---------------

OIL & GAS EXTRACTION - 1.12%
         15,500    ANADARKO PETROLEUM CORPORATION                                                                           679,365
         28,400    HALLIBURTON COMPANY                                                                                      807,980

                                                                                                                          1,487,345
                                                                                                                    ---------------

PETROLEUM REFINING & RELATED INDUSTRIES - 4.08%
         16,500    CHEVRON CORPORATION                                                                                    1,070,190
         27,800    CONOCOPHILLIPS                                                                                         1,654,934
         39,800    EXXON MOBIL CORPORATION                                                                                2,670,580

                                                                                                                          5,395,704
                                                                                                                    ---------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 0.17%
          3,800    MCGRAW-HILL COMPANIES INCORPORATED                                                                       220,514
                                                                                                                    ---------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 1.48%
          5,700    GOLDMAN SACHS GROUP INCORPORATED                                                                         964,269
         13,600    MORGAN STANLEY                                                                                           991,576

                                                                                                                          1,955,845
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                           WELLS FARGO ADVANTAGE BALANCED FUND
--------------------------------------------------------------------------------

   BALANCED FUND
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
TOBACCO PRODUCTS - 0.70%
         12,100    ALTRIA GROUP INCORPORATED                                                                        $       926,255
                                                                                                                    ---------------

TRANSPORTATION EQUIPMENT - 2.46%
          7,700    GENERAL DYNAMICS CORPORATION                                                                             551,859
         30,800    HONEYWELL INTERNATIONAL INCORPORATED                                                                   1,259,720
         22,800    UNITED TECHNOLOGIES CORPORATION                                                                        1,444,380

                                                                                                                          3,255,959
                                                                                                                    ---------------

WHOLESALE TRADE NON-DURABLE GOODS - 0.70%
          5,300    NIKE INCORPORATED CLASS B                                                                                464,386
         14,000    SYSCO CORPORATION                                                                                        468,300

                                                                                                                            932,686
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $66,183,276)                                                                                   77,549,807
                                                                                                                    ---------------

                                                                                        INTEREST
PRINCIPAL                                                                                 RATE      MATURITY DATE
CORPORATE BONDS & NOTES - 12.75%

AGRICULTURAL PRODUCTION CROPS - 0.20%
$       275,000    BUNGE LIMITED FINANCE CORPORATION                                       4.38%      12/15/2008            268,595
                                                                                                                    ---------------

BUSINESS SERVICES - 0.23%
        300,000    NATIONAL RURAL UTILITIES SERIES MTNC                                    6.50       03/01/2007            301,439
                                                                                                                    ---------------
COMMUNICATIONS - 1.64%
        265,000    BRITISH TELECOMMUNICATIONS PLC                                          8.38       12/15/2010            296,970
        150,000    CITIZENS COMMUNICATIONS COMPANY                                         9.25       05/15/2011            165,375
        475,000    COMCAST CORPORATION                                                     5.50       03/15/2011            477,417
        195,000    EMBARQ CORPORATION                                                      7.08       06/01/2016            198,919
         24,000    MOTOROLA INCORPORATED                                                   7.63       11/15/2010             26,083
        175,000    NEXTEL COMMUNICATIONS SERIES F                                          5.95       03/15/2014            171,163
         45,000    TELECOM ITALIA CAPITAL SA                                               5.25       11/15/2013             42,610
        235,000    VERIZON FLORIDA INCORPORATED SERIES F                                   6.13       01/15/2013            237,925
        275,000    VERIZON VIRGINIA INCORPORATED SERIES A                                  4.63       03/15/2013            255,951
        280,000    VODAFONE GROUP PLC                                                      7.75       02/15/2010            300,242

                                                                                                                          2,172,655
                                                                                                                    ---------------

DEPOSITORY INSTITUTIONS - 1.79%
        300,000    JPMORGAN CHASE & COMPANY                                                6.63       03/15/2012            318,191
        545,000    JPMORGAN CHASE & COMPANY                                                5.13       09/15/2014            534,420
        250,000    M&T BANK CORPORATION+/-++                                               3.85       04/01/2013            245,253
        450,000    PNC FUNDING CORPORATION                                                 6.13       02/15/2009            459,543
        295,000    SOVEREIGN BANK                                                          5.13       03/15/2013            288,850
        245,000    WACHOVIA BANK NA                                                        5.60       03/15/2016            247,234
        290,000    WASHINGTON MUTUAL BANK<<                                                5.13       01/15/2015            280,016

                                                                                                                          2,373,507
                                                                                                                    ---------------

EATING & DRINKING PLACES - 0.15%
        180,000    YUM! BRANDS INCORPORATED                                                8.88       04/15/2011            203,527
                                                                                                                    ---------------

ELECTRIC, GAS & SANITARY SERVICES - 0.98%
        190,000    CAROLINA POWER & LIGHT COMPANY                                          6.50       07/15/2012            199,865
        275,000    COMMONWEALTH EDISON COMPANY                                             5.95       08/15/2016            278,805

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE BALANCED FUND                           SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   BALANCED FUND
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
ELECTRIC, GAS & SANITARY SERVICES (CONTINUED)
$       220,000    MIDAMERICAN ENERGY HOLDINGS                                             5.88%      10/01/2012    $       224,016
        250,000    PSI ENERGY INCORPORATED                                                 6.05       06/15/2016            255,808
        365,000    SOUTHWESTERN ELECTRIC POWER                                             4.90       07/01/2015            343,095

                                                                                                                          1,301,589
                                                                                                                    ---------------

FOOD & KINDRED PRODUCTS - 0.15%
        200,000    HJ HEINZ COMPANY++                                                      6.43       12/01/2008            204,128
                                                                                                                    ---------------

FOOD STORES - 0.34%
        200,000    SAFEWAY INCORPORATED                                                    4.80       07/16/2007            198,987
        260,000    SAFEWAY INCORPORATED                                                    4.95       08/16/2010            254,237

                                                                                                                            453,224
                                                                                                                    ---------------

HOLDING & OTHER INVESTMENT OFFICES - 0.73%
        240,000    AMERIPRISE FINANCIAL INCORPORATED                                       5.35       11/15/2010            240,827
        220,000    ERP OPERATING LP                                                        5.25       09/15/2014            216,165
        250,000    MORGAN STANLEY                                                          5.80       04/01/2007            250,416
        260,000    SIMON PROPERTY GROUP LP                                                 6.38       11/15/2007            262,247

                                                                                                                            969,655
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 0.21%
        275,000    CISCO SYSTEMS INCORPORATED                                              5.25       02/22/2011            276,157
                                                                                                                    ---------------

INSURANCE CARRIERS - 0.13%
        170,000    METLIFE INCORPORATED                                                    5.00       06/15/2015            164,581
                                                                                                                    ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
OPTICAL GOODS - 0.36%
        225,000    BAXTER INTERNATIONAL INCORPORATED                                       5.90       09/01/2016            231,081
        250,000    BOSTON SCIENTIFIC                                                       5.45       06/15/2014            239,162

                                                                                                                            470,243
                                                                                                                    ---------------

METAL MINING - 0.22%
        305,000    CODELCO INCORPORATED++                                                  4.75       10/15/2014            287,788
                                                                                                                    ---------------

MISCELLANEOUS RETAIL - 0.19%
        250,000    CVS CORPORATION                                                         5.75       08/15/2011            253,254
                                                                                                                    ---------------

MOTION PICTURES - 0.18%
        230,000    WALT DISNEY COMPANY SERIES MTN                                          5.63       09/15/2016            231,643
                                                                                                                    ---------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 1.86%
        440,000    AMERICAN GENERAL FINANCE CORPORATION SERIES MTN                         5.85       06/01/2013            449,595
        250,000    CAPITAL ONE BANK                                                        6.50       06/13/2013            261,472
        250,000    GENERAL ELECTRIC CAPITAL CORPORATION SERIES MTNA                        6.50       12/10/2007            253,460
        370,000    GENERAL MOTORS ACCEPTANCE CORPORATION                                   6.88       09/15/2011            368,040
        645,000    HOUSEHOLD FINANCE CORPORATION                                           8.00       07/15/2010            704,645
        240,000    RESIDENTIAL CAPITAL CORPORATION                                         6.13       11/21/2008            240,939
        180,000    RESIDENTIAL CAPITAL CORPORATION                                         6.38       06/30/2010            182,120

                                                                                                                          2,460,271
                                                                                                                    ---------------

OIL & GAS EXTRACTION - 0.32%
        255,000    HALLIBURTON COMPANY                                                     5.50       10/15/2010            256,549
        150,000    PEMEX PROJECT FUNDING MASTER TRUST                                      7.38       12/15/2014            162,150

                                                                                                                            418,699
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                           WELLS FARGO ADVANTAGE BALANCED FUND
--------------------------------------------------------------------------------

   BALANCED FUND
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
PIPELINES, EXCEPT NATURAL GAS - 0.20%
$       100,000    CENTERPOINT ENERGY RESOURCES CORPORATION SERIES B                       7.88%      04/01/2013    $       111,303
        150,000    PLAINS ALL AMERICAN PIPELINE LP                                         5.63       12/15/2013            148,249

                                                                                                                            259,552
                                                                                                                    ---------------
RAILROAD TRANSPORTATION - 0.63%
        285,000    BURLINGTON NORTHERN SANTA FE CORPORATION                                4.88       01/15/2015            275,092
        250,000    NORFOLK SOUTHERN CORPORATION                                            6.00       04/30/2008            252,496
        305,000    UNION PACIFIC CORPORATION                                               5.75       10/15/2007            305,515

                                                                                                                            833,103
                                                                                                                    ---------------
REAL ESTATE - 0.30%
        400,000    HIGHWOODS REALTY LP                                                     7.00       12/01/2006            400,716
                                                                                                                    ---------------

REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.67%
        285,000    ARCHSTONE-SMITH OPERATIONS TRUST                                        5.25       12/01/2010            283,780
        350,000    EOP OPERATING LP                                                        6.75       02/15/2012            367,469
        230,000    ISTAR FINANCIAL INCORPORATED<<                                          5.80       03/15/2011            231,482

                                                                                                                            882,731
                                                                                                                    ---------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 0.63%
        555,000    GOLDMAN SACHS GROUP INCORPORATED                                        5.50       11/15/2014            552,674
        270,000    MERRILL LYNCH & COMPANY                                                 6.05       05/16/2016            279,198

                                                                                                                            831,872
                                                                                                                    ---------------

TRANSPORTATION EQUIPMENT - 0.35%
        250,000    DAIMLERCHRYSLER NA HOLDING CORPORATION                                  7.75       01/18/2011            267,853
        200,000    TEXAS EASTERN TRANSMISSION LP                                           5.25       07/15/2007            199,244

                                                                                                                            467,097
                                                                                                                    ---------------

TRANSPORTATION SERVICES - 0.29%
        245,000    FEDEX CORPORATION                                                       2.65       04/01/2007            241,686
        150,000    TRAVELERS PROPERTY CASUALTY CORPORATION                                 5.00       03/15/2013            146,502

                                                                                                                            388,188
                                                                                                                    ---------------

TOTAL CORPORATE BONDS & NOTES (COST $16,794,401)                                                                         16,874,214
                                                                                                                    ---------------

FOREIGN CORPORATE BONDS - 1.51%
        160,000    BSKYB FINANCE UK PLC++                                                  5.63       10/15/2015            156,589
        240,000    DEUTSCHE TELEKOM INTERNATIONAL FINANCE BV                               8.00       06/15/2010            261,815
        285,000    ENCANA CORPORATION                                                      4.60       08/15/2009            279,842
        200,000    NORMANDY FINANCE LIMITED++                                              7.63       07/15/2008            207,510
        290,000    PCCW-HKT CAPITAL #3 LIMITED<<++                                         5.25      07/20/2015            272,202
        290,000    SABMILLER PLC++                                                         6.20       07/01/2011            297,615
        280,000    TELECOM ITALIA CAPITAL                                                  4.95       09/30/2014            257,163
        265,000    TELEFONICA EMISIONES SAU                                                5.98       06/20/2011            270,025
TOTAL FOREIGN CORPORATE BONDS@ (COST $2,021,798)                                                                          2,002,761
                                                                                                                    ---------------
FOREIGN GOVERNMENT BONDS - 0.76%
        500,000    EUROPEAN INVESTMENT BANK                                                4.63       03/01/2007            498,815
        295,000    PENERBANGAN MALAYSIA BOND++                                             5.63       03/15/2016            296,104

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE BALANCED FUND                           SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   BALANCED FUND
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
FOREIGN GOVERNMENT BONDS (CONTINUED)
$       160,000    UNITED MEXICAN STATES                                                   7.50%      01/14/2012    $       175,600
         40,000    UNITED MEXICAN STATES                                                   5.63       01/15/2017             39,520

TOTAL FOREIGN GOVERNMENT BONDS@ (COST $1,012,826)                                                                         1,010,039
                                                                                                                    ---------------

US TREASURY SECURITIES - 5.49%

US TREASURY BILLS - 0.01%
         10,000    US TREASURY BILL^#                                                      4.94       10/26/2006              9,968
                                                                                                                    ---------------

US TREASURY BONDS - 1.74%
      1,985,000    US TREASURY BOND<<                                                     10.38       11/15/2012          2,102,083
        190,000    US TREASURY BOND<<                                                      5.38       02/15/2031            205,215

                                                                                                                          2,307,298
                                                                                                                    ---------------

US TREASURY NOTES - 3.74%
      1,080,000    US TREASURY NOTE                                                        4.63       03/31/2008          1,077,468
      2,540,000    US TREASURY NOTE<<                                                      4.25       10/15/2010          2,508,448
        973,000    US TREASURY NOTE<<                                                      4.63       08/31/2011            974,064
        380,000    US TREASURY NOTE<<                                                      4.88       08/15/2016            387,184

                                                                                                                          4,947,164
                                                                                                                    ---------------

TOTAL US TREASURY SECURITIES (COST $7,462,353)                                                                            7,264,430
                                                                                                                    ---------------
COLLATERAL FOR SECURITIES LENDING - 10.47%

COLLATERAL INVESTED IN OTHER ASSETS - 10.47%
         29,683    ABBEY NATIONAL TREASURY SERVICE+/-++                                    5.59       01/16/2007             29,700
        197,884    AMERICAN EXPRESS BANK FSB+/-                                            5.29       01/26/2007            197,888
        124,753    AMERICAN GENERAL FINANCE CORPORATION+/-++                               5.36       10/15/2007            124,813
         16,140    AQUIFER FUNDING LIMITED++                                               5.28       10/04/2006             16,136
         21,509    AQUIFER FUNDING LIMITED++                                               5.43       10/06/2006             21,496
        395,458    ATLANTIC ASSET SECURITIZATION CORPORATION++                             5.37       10/04/2006            395,343
         86,015    ATLANTIC ASSET SECURITIZATION CORPORATION                               5.40       10/05/2006             85,977
        107,546    ATLAS CAPITAL FUNDING CORPORATION+/-++                                  5.31       11/10/2006            107,546
         86,036    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-++                       5.31       04/25/2007             86,040
         86,036    ATOMIUM FUNDING CORPORATION++                                           5.38       11/03/2006             85,635
          3,872    BANK OF IRELAND                                                         5.35       12/05/2006              3,836
         10,755    BANK ONE NA ILLINOIS SERIES BKNT+/-                                     5.55       01/12/2007             10,758
        279,619    BEAR STEARNS COMPANIES INCORPORATED+/-                                  5.46       02/23/2007            279,619
        430,182    BEAR STEARNS INTERNATIONAL REPURCHASE AGREEMENT (MATURITY
                   VALUE $430,247)                                                         5.43       10/02/2006            430,182
        924,892    BEAR STEARNS REPURCHASE AGREEMENT (MATURITY VALUE $925,032)             5.43       10/02/2006            924,892
        427,720    BNP PARIBAS REPURCHASE AGREEMENT (MATURITY VALUE $427,785)              5.43       10/02/2006            427,720
          3,110    BRYANT PARK FUNDING++                                                   5.33       11/01/2006              3,097
         59,468    BUCKINGHAM CDO LLC                                                      5.32       10/23/2006             59,286
        215,091    BUCKINGHAM II CDO LLC                                                   5.30       10/19/2006            214,558
        107,511    BUCKINGHAM II CDO LLC                                                   5.31       10/18/2006            107,261
        283,684    BUCKINGHAM II CDO LLC                                                   5.32       10/25/2006            282,731
        328,302    BUCKINGHAM III CDO LLC++                                                5.32       10/27/2006            327,104
        107,546    BUCKINGHAM III CDO LLC++                                                5.36       12/15/2006            106,389
        107,546    CAIRN HIGH GRADE FUNDING I LLC++                                        5.32       10/23/2006            107,217

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                           WELLS FARGO ADVANTAGE BALANCED FUND
--------------------------------------------------------------------------------

   BALANCED FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                   INTEREST RATE    MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$        21,509    CAIRN HIGH GRADE FUNDING I LLC                                      5.34%          11/22/2006    $        21,350
         83,886    CAIRN HIGH GRADE FUNDING I LLC++                                    5.43           10/02/2006             83,886
          6,453    CAIRN HIGH GRADE FUNDING I LLC++                                    5.31           10/11/2006              6,444
        134,862    CATERPILLAR                                                         5.38           10/06/2006            134,783
        107,546    CEDAR SPRINGS CAPITAL COMPANY++                                     5.30           10/03/2006            107,529
         33,115    CEDAR SPRINGS CAPITAL COMPANY++                                     5.30           10/05/2006             33,101
         16,949    CEDAR SPRINGS CAPITAL COMPANY++                                     5.35           10/25/2006             16,892
        130,818    CEDAR SPRINGS CAPITAL COMPANY                                       5.35           11/27/2006            129,752
          5,166    CEDAR SPRINGS CAPITAL COMPANY                                       5.36           11/20/2006              5,130
        160,161    CEDAR SPRINGS CAPITAL COMPANY                                       5.37           11/17/2006            159,088
          3,657    CHEYNE FINANCE LLC++                                                5.35           10/23/2006              3,645
        150,564    CHEYNE FINANCE LLC                                                  5.43           10/02/2006            150,564
        215,091    CHEYNE FINANCE LLC++                                                5.34           11/13/2006            213,775
        120,533    CITIGROUP REPURCHASE AGREEMENT (MATURITY VALUE $120,551)            5.43           10/02/2006            120,533
        314,678    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED++                  5.32           10/26/2006            313,574
        129,055    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED++                  5.32           10/11/2006            128,884
         19,358    CREDIT SUISSE FIRST BOSTON+/-                                       5.58           04/05/2007             19,372
         10,742    CROWN POINT CAPITAL COMPANY++                                       5.45           10/02/2006             10,742
          3,743    CULLINAN FINANCE CORPORATION                                        5.34           10/17/2006              3,734
         38,166    DEER VALLEY FUNDING LLC                                             5.34           10/26/2006             38,032
        107,546    DEER VALLEY FUNDING LLC                                             5.31           10/12/2006            107,389
        107,546    DEER VALLEY FUNDING LLC                                             5.39           11/01/2006            107,075
          4,302    FCAR OWNER TRUST SERIES II                                          5.20           10/03/2006              4,301
        215,091    FIVE FINANCE INCORPORATED+/-++                                      5.43           01/25/2007            215,188
          9,993    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                      5.30           10/06/2006              9,987
          3,394    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                    5.35           12/08/2006              3,361
         23,729    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                    5.35           11/15/2006             23,577
          8,711    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                      5.41           10/30/2006              8,676
          2,581    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                    5.45           11/29/2006              2,559
        216,050    FOX TROT CDO LIMITED                                                5.33           10/26/2006            215,292
        148,796    FOX TROT CDO LIMITED                                                5.34           12/01/2006            147,497
         31,425    GALLEON CAPITAL LLC++                                               5.43           10/02/2006             31,425
         68,829    GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY+/-                       5.41           06/18/2007             68,829
          2,000    GENWORTH FINANCIAL++                                                5.34           11/13/2006              1,988
          1,768    GENWORTH FINANCIAL                                                  5.42           10/27/2006              1,762
        134,454    GEORGE STREET FINANCE LLC++                                         5.32           10/31/2006            133,883
         12,905    GEORGE STREET FINANCE LLC++                                         5.40           10/03/2006             12,904
        114,429    GERMAN RESIDENTIAL FUNDING++                                        5.32           10/23/2006            114,078
         15,056    GOLDMAN SACHS & COMPANY+/-                                          5.64           01/09/2007             15,064
        215,091    GOLDMAN SACHS GROUP INCORPORATED SERIES MTNB+/-                     5.46           03/30/2007            215,255
        197,884    HARRIER FINANCE FUNDING LLC                                         5.45           10/02/2006            197,884
         43,879    HBOS TREASURY SERVICES PLC+/-++                                     5.58           01/12/2007             43,904
          6,694    ICICI BANK LIMITED                                                  5.44           11/15/2006              6,651
         13,172    ICICI BANK LIMITED                                                  5.48           12/01/2006             13,057
        150,564    ING USA ANNUITY & LIFE INSURANCE+/-                                 5.40           09/17/2007            150,564
          8,535    IRISH LIFE & PERMANENT PLC                                          5.45           12/13/2006              8,446
         20,434    JPMORGAN CHASE & COMPANY+/-                                         5.52           12/18/2006             20,443

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE BALANCED FUND                           SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   BALANCED FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                   INTEREST RATE    MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$       559,237    JPMORGAN CHASE REPURCHASE AGREEMENT (MATURITY VALUE $559,321)       5.43%          10/02/2006    $       559,237
        275,317    KAUPTHING BANK SERIES HF MTN+/-++                                   5.39           03/20/2007            275,146
        107,546    KESTREL FUNDING LLC++                                               5.43           11/06/2006            106,997
         96,365    KLIO FUNDING CORPORATION                                            5.32           10/25/2006             96,041
          7,253    KLIO FUNDING CORPORATION++                                          5.34           11/15/2006              7,206
         13,719    KLIO FUNDING CORPORATION++                                          5.44           10/20/2006             13,683
         97,045    KLIO II FUNDING CORPORATION                                         5.30           10/19/2006             96,804
         75,454    KLIO II FUNDING CORPORATION++                                       5.37           10/20/2006             75,256
         35,331    KLIO III FUNDING CORPORATION++                                      5.43           10/16/2006             35,258
         12,905    LEHMAN BROTHERS HOLDINGS INCORPORATED+/-                            5.61           04/20/2007             12,920
          6,453    LEXINGTON PARKER CAPITAL CORPORATION++                              5.46           10/05/2006              6,450
          1,075    LIBERTY STREET FUNDING CORPORATION                                  5.42           10/25/2006              1,072
         25,299    LIQUID FUNDING LIMITED                                              5.33           10/23/2006             25,222
          1,166    LIQUID FUNDING LIMITED++                                            5.39           12/15/2006              1,153
         97,974    LIQUID FUNDING LIMITED                                              5.47           10/02/2006             97,974
        150,564    LIQUID FUNDING LIMITED+/-++                                         5.29           12/01/2006            150,564
        150,564    LIQUID FUNDING LIMITED+/-++                                         5.35           12/29/2006            150,571
         77,433    LIQUID FUNDING LIMITED++                                            5.35           12/07/2006             76,690
        129,055    LIQUID FUNDING LIMITED                                              5.46           11/30/2006            127,946
         64,527    LIQUID FUNDING LIMITED                                              5.49           12/28/2006             63,712
          9,679    LOWE'S COMPANIES                                                    5.33           10/03/2006              9,678
         13,981    MERRILL LYNCH & COMPANY INCORPORATED+/-                             5.61           01/26/2007             13,990
          9,034    MONT BLANC CAPITAL CORPORATION                                      5.37           10/27/2006              9,001
        301,128    MORGAN STANLEY+/-                                                   5.45           10/10/2006            301,128
        215,091    MORGAN STANLEY+/-                                                   5.45           10/30/2006            215,091
          4,302    MORGAN STANLEY+/-                                                   5.54           01/19/2007              4,304
         66,141    MORGAN STANLEY SERIES EXLSS.+/-                                     5.39           08/13/2010             66,151
        128,840    NATIONWIDE BUILDING SOCIETY+/-++                                    5.51           12/11/2006            128,889
        105,180    NATIONWIDE BUILDING SOCIETY+/-++                                    5.61           07/20/2007            105,308
          5,928    NIEUW AMSTERDAM RECEIVABLES CORPORATION++                           5.31           10/11/2006              5,920
         91,194    NIEUW AMSTERDAM RECEIVABLES CORPORATION++                           5.41           10/23/2006             90,915
         12,992    NIEUW AMSTERDAM RECEIVABLES CORPORATION                             5.42           10/04/2006             12,988
        129,300    NORTH SEA FUNDING LLC                                               5.37           12/28/2006            127,666
          8,604    NORTH SEA FUNDING LLC                                               5.23           11/24/2006              8,537
          4,302    NORTH SEA FUNDING LLC++                                             5.35           10/16/2006              4,293
          1,183    PERRY GLOBAL FUNDING LIMITED SERIES A                               5.47           11/10/2006              1,176
          1,721    PICAROS FUNDING LLC++                                               5.39           11/03/2006              1,713
        201,992    RACERS TRUST SERIES 2004-6-MM+/-++                                  5.35           09/22/2006            202,020
         14,067    ROYAL BANK OF SCOTLAND PLC+/-++                                     5.37           03/30/2007             14,074
        140,132    ROYAL BANK OF SCOTLAND PLC+/-++                                     5.41           11/24/2006            140,154
         13,615    ROYAL BANK OF SCOTLAND PLC+/-                                       5.41           11/24/2006             13,617
        107,546    SEDNA FINANCE INCORPORATED+/-++                                     5.36           12/08/2006            107,555
        103,244    SEDNA FINANCE INCORPORATED+/-++                                     5.47           04/11/2007            103,260
         86,036    SLM CORPORATIONSS.+/-++                                             5.33           04/11/2012             86,059
        301,880    SLM CORPORATION+/-                                                  5.60           01/25/2007            302,077
         22,025    SLM CORPORATION+/-                                                  5.69           07/25/2007             22,075
          5,377    SOCIETE GENERALE NORTH AMERICA                                      5.39           10/10/2006              5,371

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                           WELLS FARGO ADVANTAGE BALANCED FUND
--------------------------------------------------------------------------------

   BALANCED FUND
--------------------------------------------------------------------------------

PRINCIPAL          SECURITY NAME                                                   INTEREST RATE    MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$        53,889    TANGO FINANCE CORPORATION SERIES MTN+/-++                           5.39%          10/25/2006    $        53,891
        468,757    THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++                5.34           10/16/2006            467,796
        154,298    TIERRA ALTA FUNDING I LIMITED                                       5.33           11/01/2006            153,622
        154,285    TIERRA ALTA FUNDING I LIMITED                                       5.33           11/08/2006            153,452
        430,182    TRANSAMERICA OCCIDENTAL LIFE INSURANCE+/-                           5.57           08/03/2007            430,182
         82,677    TRAVELERS INSURANCE COMPANY+/-                                      5.40           02/09/2007             82,675
        107,546    UNICREDITO ITALIANO BANK IRELAND SERIES LIB+/-++                    5.34           03/09/2007            107,563
         10,755    VERSAILLES CDS++                                                    5.34           11/22/2006             10,675
        107,546    WAL-MART STORES INCORPORATED+/-                                     5.26           03/28/2007            107,543
        137,658    WHISTLEJACKET CAPITAL LIMITED                                       5.31           10/16/2006            137,376
          7,576    WHISTLEJACKET CAPITAL LIMITED++                                     5.34           11/20/2006              7,521
         44,760    WHITE PINE FINANCE LLC                                              5.31           10/16/2006             44,669
          2,977    WHITE PINE FINANCE LLC                                              5.36           11/13/2006              2,952

                                                                                                                         13,859,902
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $13,859,902)                                                               13,859,902
                                                                                                                    ---------------

SHARES
SHORT-TERM INVESTMENTS - 0.46%

MUTUAL FUNDS - 0.46%
        606,466    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                             606,466
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $606,466)                                                                                606,466
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $131,212,195)*                                           107.53%                                              $   142,338,295

OTHER ASSETS AND LIABILITIES, NET                               (7.53)                                                   (9,971,665)
                                                               ------                                               ---------------

TOTAL NET ASSETS                                               100.00%                                              $   132,366,630
                                                               ======                                               ===============

SS. THESE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE EFFECTIVE MATURITY.

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+/-   VARIABLE RATE INVESTMENTS.

+     NON-INCOME EARNING SECURITIES.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

@ FOREIGN BOND PRINCIPAL IS DENOMINATED IN US DOLLARS EXCEPT AS INDICATED PARENTHETICALLY.

^     ZERO COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO MATURITY.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

+++   SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $606,466.

#     SECURITY PLEDGED AS COLLATERAL FOR FUTURES TRANSACTIONS.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $131,711,384 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

      GROSS UNREALIZED APPRECIATION                                $13,181,682
      GROSS UNREALIZED DEPRECIATION                                 (2,554,771)
                                                                   -----------
      NET UNREALIZED APPRECIATION (DEPRECIATION)                   $10,626,911


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                           STATEMENT OF ASSETS AND LIABILITIES--
WELLS FARGO ADVANTAGE BALANCED FUND                           SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

                                                                                                                      BALANCED FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
INVESTMENTS:
   IN SECURITIES, AT MARKET VALUE ...............................................................................   $   127,871,927
   COLLATERAL FOR SECURITIES LOANED (NOTE 2) ....................................................................        13,859,902
   INVESTMENTS IN AFFILIATES ....................................................................................           606,466
                                                                                                                    ---------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) ..............................................................       142,338,295
                                                                                                                    ---------------
   RECEIVABLE FOR FUND SHARES ISSUED ............................................................................            36,410
   RECEIVABLE FOR INVESTMENTS SOLD ..............................................................................         4,883,124
   RECEIVABLES FOR DIVIDENDS AND INTEREST .......................................................................           675,125
                                                                                                                    ---------------
TOTAL ASSETS ....................................................................................................       147,932,954
                                                                                                                    ---------------

LIABILITIES
   PAYABLE FOR DAILY VARIATION MARGIN ON FUTURES CONTRACTS ......................................................               375
   PAYABLE FOR FUND SHARES REDEEMED .............................................................................            87,599
   PAYABLE FOR INVESTMENTS PURCHASED ............................................................................         1,470,717
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) ........................................................            82,711
   PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT ......................................................            26,440
   PAYABLE FOR SECURITIES LOANED (NOTE 2) .......................................................................        13,859,902
   ACCRUED EXPENSES AND OTHER LIABILITIES .......................................................................            38,580
                                                                                                                    ---------------
TOTAL LIABILITIES ...............................................................................................        15,566,324
                                                                                                                    ---------------
TOTAL NET ASSETS ................................................................................................   $   132,366,630
                                                                                                                    ===============

NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------------
   PAID-IN CAPITAL ..............................................................................................   $   128,308,728
   UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ...................................................................            43,290
   UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS ........................................................        (7,115,920)
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN CURRENCIES AND TRANSLATION OF
     ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES ...................................................        11,126,100
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF FUTURES ........................................................             4,432
                                                                                                                    ---------------
TOTAL NET ASSETS ................................................................................................   $   132,366,630
                                                                                                                    ---------------

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
-----------------------------------------------------------------------------------------------------------------------------------
   NET ASSETS - INVESTOR CLASS ..................................................................................   $   132,366,630
   SHARES OUTSTANDING - INVESTOR CLASS ..........................................................................         6,413,134
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - INVESTOR CLASS ................................................            $20.64
                                                                                                                    ---------------
INVESTMENTS AT COST .............................................................................................   $   131,212,195
                                                                                                                    ===============
SECURITIES ON LOAN, AT MARKET VALUE .............................................................................   $    13,600,082
                                                                                                                    ===============

(1)   EACH FUND HAS AN UNLIMITED NUMBER OF AUTHORIZED SHARES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS--
FOR THE YEAR ENDED SEPTEMBER 30, 2006        WELLS FARGO ADVANTAGE BALANCED FUND
--------------------------------------------------------------------------------

                                                                                                                      BALANCED FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   DIVIDENDS(1) .................................................................................................   $     1,696,550
   INTEREST .....................................................................................................         2,714,822
   INCOME FROM AFFILIATED SECURITIES ............................................................................           122,349
   SECURITIES LENDING INCOME, NET ...............................................................................            23,422
                                                                                                                    ---------------
TOTAL INVESTMENT INCOME .........................................................................................         4,557,143
                                                                                                                    ---------------

EXPENSES
   ADVISORY FEES ................................................................................................           879,126
   ADMINISTRATION FEES ..........................................................................................           676,251
   CUSTODY FEES .................................................................................................            27,050
   SHAREHOLDER SERVICING FEES ...................................................................................           338,125
   ACCOUNTING FEES ..............................................................................................            28,739
   PROFESSIONAL FEES ............................................................................................            23,568
   REGISTRATION FEES ............................................................................................            18,958
   SHAREHOLDER REPORTS ..........................................................................................            45,708
   TRUSTEES' FEES ...............................................................................................             8,614
   OTHER FEES AND EXPENSES ......................................................................................             4,277
                                                                                                                    ---------------
TOTAL EXPENSES ..................................................................................................         2,050,416
                                                                                                                    ---------------

LESS:
   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) .................................................................          (359,211)
   NET EXPENSES .................................................................................................         1,691,205
                                                                                                                    ---------------
NET INVESTMENT INCOME (LOSS) ....................................................................................         2,865,938
                                                                                                                    ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ..............................................         1,812,071
   FUTURES TRANSACTIONS .........................................................................................           (17,786)
                                                                                                                    ---------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS .......................................................................         1,794,285
                                                                                                                    ---------------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ..............................................         3,944,421
   FUTURES TRANSACTIONS .........................................................................................             7,539
                                                                                                                    ---------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS .............................................         3,951,960
                                                                                                                    ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ..........................................................         5,746,245
                                                                                                                    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .................................................   $     8,612,183
                                                                                                                    ===============

   (1) NET OF FOREIGN WITHHOLDING TAXES OF ......................................................................   $         5,852

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE BALANCED FUND          STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                               BALANCED FUND
                                                                        -----------------------------------------------------------
                                                                                   FOR THE              FOR THE             FOR THE
                                                                                YEAR ENDED         PERIOD ENDED          YEAR ENDED
                                                                        SEPTEMBER 30, 2006   SEPTEMBER 30, 2005   DECEMBER 31, 2004
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ..............................................  $      142,490,661   $      154,974,006   $     208,955,025

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ......................................           2,865,938            1,747,951           2,085,502
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ...........................           1,794,285            9,945,188          13,171,857
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
     INVESTMENTS .....................................................           3,951,960           (8,863,860)         (4,483,036)
                                                                        ------------------   ------------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......           8,612,183            2,829,279          10,774,323
                                                                        ------------------   ------------------   -----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME .............................................          (2,926,318)          (1,748,839)         (2,151,090)
                                                                        ------------------   ------------------   -----------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..................................          (2,926,318)          (1,748,839)         (2,151,090)
                                                                        ------------------   ------------------   -----------------

CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - INVESTOR CLASS ........................           6,144,420            6,174,165          26,599,270
   REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ....................           2,824,027            1,685,000           2,073,183
   COST OF SHARES REDEEMED - INVESTOR CLASS ..........................         (24,778,343)         (21,422,950)        (91,276,705)
                                                                        ------------------   ------------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - INVESTOR CLASS .....................................         (15,809,896)         (13,563,785)        (62,604,252)
                                                                        ------------------   ------------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE
   TRANSACTIONS - TOTAL ..............................................         (15,809,896)         (13,563,785)        (62,604,252)
                                                                        ------------------   ------------------   -----------------
NET INCREASE (DECREASE) IN NET ASSETS ................................         (10,124,031)         (12,483,345)        (53,981,019)
                                                                        ------------------   ------------------   -----------------
ENDING NET ASSETS ....................................................  $      132,366,630   $      142,490,661   $     154,974,006
                                                                        ==================   ==================   =================

SHARES ISSUED AND REDEEMED:
   SHARES SOLD - INVESTOR CLASS ......................................             306,813              315,558           1,407,580
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS ...             140,955               86,465             108,957
   SHARES REDEEMED - INVESTOR CLASS ..................................          (1,237,326)          (1,095,863)         (4,840,528)
                                                                        ------------------   ------------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INVESTOR CLASS .......            (789,558)            (693,840)         (3,323,991)
                                                                        ------------------   ------------------   -----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM
   CAPITAL SHARE TRANSACTIONS ........................................            (789,558)            (693,840)         (3,323,991)
                                                                        ------------------   ------------------   -----------------
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .........  $           43,290   $           38,013   $               0
                                                                        ==================   ==================   =================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                        THIS PAGE IS INTENTIONALLY LEFT BLANK --

WELLS FARGO ADVANTAGE BALANCED FUND                         FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                       NET REALIZED
                                                           BEGINNING          NET               AND  DISTRIBUTIONS   DISTRIBUTIONS
                                                           NET ASSET   INVESTMENT        UNREALIZED       FROM NET        FROM NET
                                                           VALUE PER       INCOME    GAIN (LOSS) ON     INVESTMENT        REALIZED
                                                               SHARE       (LOSS)       INVESTMENTS         INCOME           GAINS
----------------------------------------------------------------------------------------------------------------------------------
BALANCED FUND
----------------------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .....................   $19.78         0.43              0.87          (0.44)           0.00
JANUARY 1, 2005 TO SEPTEMBER 30, 2005(3) ..................   $19.63         0.24              0.15          (0.24)           0.00
JANUARY 1, 2004 TO DECEMBER 31, 2004 ......................   $18.62         0.25              1.02          (0.26)           0.00
JANUARY 1, 2003 TO DECEMBER 31, 2003 ......................   $16.06         0.19              2.58          (0.21)           0.00
JANUARY 1, 2002 TO DECEMBER 31, 2002 ......................   $18.84         0.40             (2.77)         (0.41)           0.00
JANUARY 1, 2001 TO DECEMBER 31, 2001 ......................   $21.83         0.58             (2.99)         (0.58)           0.00

(1) DURING EACH PERIOD, VARIOUS FEES AND EXPENSES WERE WAIVED AND REIMBURSED AS INDICATED. THE RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS REFLECTS THE EXPENSE RATIO IN THE ABSENCE OF ANY WAIVERS AND REIMBURSEMENTS (NOTE
      3).

(2) TOTAL RETURN CALCULATIONS DO NOT INCLUDE ANY SALES CHARGES, AND WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED OR REIMBURSED DURING THE PERIODS SHOWN. RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

(3) THE FUND CHANGED ITS FISCAL YEAR-END FROM DECEMBER 31, 2004 TO SEPTEMBER 30, 2005.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                         WELLS FARGO ADVANTAGE BALANCED FUND
--------------------------------------------------------------------------------

                                                              ENDING     RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                           NET ASSET   -----------------------------------------------
                                                           VALUE PER   NET INVESTMENT      GROSS   EXPENSES        NET
                                                               SHARE    INCOME (LOSS)   EXPENSES     WAIVED   EXPENSES
----------------------------------------------------------------------------------------------------------------------
BALANCED FUND
----------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ..................      $20.64             2.12%      1.52%     (0.27)%     1.25%
JANUARY 1, 2005 TO SEPTEMBER 30, 2005(3) ...............      $19.78             1.58%      1.45%     (0.17)%     1.28%
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...................      $19.63             1.25%      1.31%     (0.04)%     1.27%
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...................      $18.62             1.09%      1.31%     (0.05)%     1.26%
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...................      $16.06             2.31%      1.30%     (0.01)%     1.29%
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...................      $18.84             2.88%      1.19%      0.00%      1.19%

                                                                            PORTFOLIO     NET ASSETS AT
                                                               TOTAL         TURNOVER     END OF PERIOD
                                                           RETURN(2)             RATE   (000'S OMITTED)
-------------------------------------------------------------------------------------------------------
BALANCED FUND
-------------------------------------------------------------------------------------------------------
INVESTOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ..................        6.64%              61%         $132,367
JANUARY 1, 2005 TO SEPTEMBER 30, 2005(3) ...............        2.00%              87%         $142,491
JANUARY 1, 2004 TO DECEMBER 31, 2004 ...................        6.86%             148%         $154,974
JANUARY 1, 2003 TO DECEMBER 31, 2003 ...................       17.36%             205%         $208,955
JANUARY 1, 2002 TO DECEMBER 31, 2002 ...................      (12.65)%            226%         $218,015
JANUARY 1, 2001 TO DECEMBER 31, 2001 ...................      (11.03)%            234%         $300,022

WELLS FARGO ADVANTAGE BALANCED FUND                NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust commenced operations on November 8, 1999, and at September 30, 2006, was comprised of 108 separate series (each, a "Fund", collectively, the "Funds"). These financial statements present the Balanced Fund. The Fund is a diversified series of the Trust.

      In August and September 2004, the Board of Trustees of the Trust and the Boards of Directors of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into the Funds.

      Effective at the close of business on April 8, 2005, the following Acquiring Fund ("Acquiring Fund"), by share class, acquired substantially all of the net assets of the following Target Fund ("Target Fund"), by share class, through a tax-free exchange under section 368 of the Internal Revenue Code.

      Acquiring Fund                                                             Target Fund
---------------------------------------------------------------------------------------------------------
      WELLS FARGO ADVANTAGE BALANCED FUND INVESTOR CLASS             Strong Balanced Fund Investor Class
---------------------------------------------------------------------------------------------------------

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

      The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

      The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITY VALUATION

      Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities, which are traded on a national or foreign securities exchange, are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the NASDAQ, the bid price will be used. In the absence of any sale of such securities, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed "stale" and the valuations will be determined in accordance with the Funds' Fair Valuation Procedures.

      Certain fixed income securities with maturities exceeding 60 days are valued by using a pricing service approved by the Trust's Board of Trustees. The service uses market prices as quoted by an independent pricing service or by dealers in these securities when, in the service's judgment, these prices are readily available and are representative of the securities' market values. For some securities listed on the NASDAQ, such prices are not readily available. These securities will generally be fair valued using methods which may include consideration of yields or prices of securities of comparable quality, coupon rate, maturity and type of issue, indications as to values from dealers in securities, trading characteristics, and general market conditions.

      Debt securities maturing in 60 days or less generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

      Investments which are not valued using any of the methods discussed above are valued at their fair value as determined by procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

      Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily.

      Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

DISTRIBUTIONS TO SHAREHOLDERS

      Net investment income, if any, is declared and distributed to shareholders quarterly. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

      For federal income tax purposes, a Fund may designate as capital gains distributions the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

      Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

NOTES TO FINANCIAL STATEMENTS                WELLS FARGO ADVANTAGE BALANCED FUND
--------------------------------------------------------------------------------

      At September 30, 2006, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

                      Undistributed Net     Undistributed Net
Fund                  Investment Income   Realized Gain (Loss)   Paid-in Capital
--------------------------------------------------------------------------------
BALANCED FUND              $65,657              $(61,330)            $(4,327)
--------------------------------------------------------------------------------

FEDERAL INCOME TAXES

      Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code (the "Code"), and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at September 30, 2006.

      At September 30, 2006, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were:

                                                                   Capital Loss
Fund                                                Year Expires   Carryforwards
--------------------------------------------------------------------------------
BALANCED FUND                                           2010        $6,612,299
--------------------------------------------------------------------------------

FUTURES CONTRACTS

      The Fund may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the "SEC") for long futures positions, the Fund is required to segregate highly liquid securities as permitted by the SEC in connection with futures transactions in an amount generally equal to the value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities. At September 30, 2006, the Fund held the following future contract:

                                                                            Net Unrealized
                                                                 Notional    Appreciation
Fund             Contracts         Type        Expiration Date    Amount    (Depreciation)
------------------------------------------------------------------------------------------
BALANCED FUND     4 Long     US 10 Year Note    December 2006    $427,813       $4,432
------------------------------------------------------------------------------------------

SECURITY LOANS

      The Fund(s) may loan securities in return for securities, irrevocable letters of credit or cash collateral, which is invested in various short-term fixed income securities. A Fund may receive compensation for lending securities in the form of fees or by retaining a portion of interest on the investment securities or cash received as collateral. A Fund also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into. The collateral supporting loans of domestic and foreign equity securities and corporate bonds are remarked daily while collateral supporting loans of U.S. Government securities are remarked back to 102% only if the given collateral falls below 100% of the market value of the securities loans plus any accrued interest. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Fund. The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. Wells Fargo Bank, N.A., the Funds' custodian, acts as the securities lending agent for the Funds and receives for its services 30% of the revenues earned on the securities lending activities and incurs all expenses. The value of the securities on loan and the value of the related collateral at September 30, 2006, are shown on the Statement of Assets and Liabilities.

3. EXPENSES
--------------------------------------------------------------------------------

ADVISORY FEES

      The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management.

WELLS FARGO ADVANTAGE BALANCED FUND                NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      Pursuant to the contract, Funds Management is entitled to receive an advisory fee for its services as adviser. Funds Management may retain the services of certain investment subadvisers to provide daily portfolio management. The fees related to subadvisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser. Funds Management and the investment subadviser(s) are entitled to be paid a monthly fee at the following annual rates:

                                                                                               Subadvisory
                                        Advisory Fee                                           Fees* (% of
                   Average Daily       (% of Average                        Average Daily     Average Daily
Fund                 Net Assets      Daily Net Assets)     Subadviser         Net Assets       Net Assets)
-----------------------------------------------------------------------------------------------------------
BALANCED FUND   First $500 million         0.650         Wells Capital   First $100 million       0.250
                 Next $500 million         0.600            Management    Next $100 million       0.200
                   Next $2 billion         0.550          Incorporated    Over $200 million       0.150
                   Next $2 billion         0.525
                   Over $5 billion         0.500
-----------------------------------------------------------------------------------------------------------

* Effective January 1, 2006. Prior to January 1, 2006, the Subadviser(s) was entitled to be paid a monthly fee at the following rate:

                                                                                           Subadvisory Fees
                                                                                            (% of Average
Fund                 Subadviser                     Average Daily Net Assets               Daily Net Assets)
-----------------------------------------------------------------------------------------------------------
BALANCED FUND     Wells Capital                        First $1 billion                          0.250
                     Management                         Over $1 billion                          0.200
                   Incorporated
-----------------------------------------------------------------------------------------------------------

ADMINISTRATION AND TRANSFER AGENT FEES

      The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive the following annual fees:

                                                                  Admin Fees
                                                                 (% of Average
Fund                    Average Daily Net Assets               Daily Net Assets)
--------------------------------------------------------------------------------
BALANCED FUND               First $5 billion                         0.50
                             Next $5 billion                         0.49
                            Over $10 billion                         0.48
--------------------------------------------------------------------------------

      The Trust has entered into an agreement with Boston Financial Data Services ("BFDS") as the transfer agent for the Trust. BFDS is entitled to receive fees from the administrator for its services as transfer agent.

CUSTODY FEES

      The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services. Pursuant to the contract, WFB is entitled to a monthly fee for custody services at the following annual rates:

                                                                  % of Average
Fund                                                            Daily Net Assets
--------------------------------------------------------------------------------
BALANCED FUND                                                         0.02
--------------------------------------------------------------------------------

SHAREHOLDER SERVICING FEES

      The Trust has entered into contracts with one or more shareholder servicing agents, whereby each Fund is charged the following annual fees:

                                                                  % of Average
Share Class                                                     Daily Net Assets
--------------------------------------------------------------------------------
BALANCED FUND                                                         0.25
--------------------------------------------------------------------------------

      For the year ended September 30, 2006, shareholder servicing fees paid were as follows:

Fund                                                              Investor Class
--------------------------------------------------------------------------------
BALANCED FUND                                                        $338,125
--------------------------------------------------------------------------------

OTHER FEES

      PFPC, Inc. ("PFPC") serves as fund accountant for the Trust and is entitled to receive an annual asset-based fee and an annual fixed fee from each Fund. PFPC is also entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

NOTES TO FINANCIAL STATEMENTS                WELLS FARGO ADVANTAGE BALANCED FUND
--------------------------------------------------------------------------------

WAIVED FEES AND REIMBURSED EXPENSES

      Funds Management waived fees or reimbursed expenses proportionately, first from advisory fees, and then any remaining amount consecutively from administration, custody, and shareholder servicing fees collected, if any. Funds Management has committed through April 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Net expense operating expense ratio in effect of the year ended September 30, 2006, were as follows:

                                                                   Net Operating
Fund                                                               Expense Ratio
--------------------------------------------------------------------------------
BALANCED FUND                                                          1.25%
--------------------------------------------------------------------------------

4. INVESTMENT PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

      Purchases and sales of investments, exclusive of short-term securities and U.S. government obligations (securities with maturities of one year or less at purchase date) for the year ended September 30, 2006, were as follows:

Fund                                 Purchases at Cost            Sales Proceeds
--------------------------------------------------------------------------------
BALANCED FUND                           $81,141,657                $84,868,864
--------------------------------------------------------------------------------

5. BANK BORROWINGS
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust and Wells Fargo Variable Trust (excluding the money market funds) share in a revolving Credit Agreement with The Bank of New York, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. The agreement permits borrowings of up to $150 million, collectively. Interest is charged to each Fund based on its borrowing at a rate equal to the Federal Funds Rate plus 0.40%. In addition, the Funds pay a quarterly commitment fee equal to 0.1% per annum of the credit line.

      For the year ended September 30, 2006, there were no borrowings by the Balanced Fund under the agreement.

6. DISTRIBUTION TO SHAREHOLDERS
--------------------------------------------------------------------------------

      The tax character of distributions paid during the year ended September 30, 2006, period ended September 30, 2005, and the year ended December 31, 2004, was as follows:

                  Ordinary      Long-Term    Dividends Paid on
                   Income     Capital Gain      Redemptions        Total
Fund                2006          2006              2006            2006
---------------------------------------------------------------------------
BALANCED FUND    $2,926,318        $0                $0          $2,926,318
---------------------------------------------------------------------------

                  Ordinary      Long-Term    Dividends Paid on
                   Income     Capital Gain      Redemptions        Total
Fund                2005          2005              2005            2005
---------------------------------------------------------------------------
BALANCED FUND    $1,748,839        $0                $0          $1,748,839
---------------------------------------------------------------------------

                  Ordinary     Long-Term     Dividends Paid on
                   Income     Capital Gain      Redemptions        Total
Fund                2004          2004              2004            2004
---------------------------------------------------------------------------
BALANCED FUND    $2,151,090         $0                $0         $2,151,090
---------------------------------------------------------------------------

      As of September 30, 2006, the components of distributable earnings on a tax basis are shown in the table below. The difference between book basis and tax basis appreciation is attributable primarily to the tax deferral of loses on wash sales.

                                                      Unrealized
                  Undistributed     Undistributed    Appreciation    Capital Loss
Fund             Ordinary Income   Long-Term Gain   (Depreciation)   Carryforward     Total
----------------------------------------------------------------------------------------------
BALANCED FUND        $43,290             $0           $10,626,911    $(6,612,299)   $4,057,902
----------------------------------------------------------------------------------------------

7. NEW ACCOUNTING PRONOUNCEMENTS
--------------------------------------------------------------------------------

      In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006 (January 1, 2007 for calendar-year companies), with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. As of September 30, 2006, Management does not believe the impact of the adoption of FIN 48 will be material to the financial statements.

WELLS FARGO ADVANTAGE BALANCED FUND                NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2006, Management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develope the measurements and the effect of certain of the measurements on changes in net assets for the period.

8. LEGAL AND REGULATORY MATTERS
--------------------------------------------------------------------------------

      In 2004, the predecessor Strong Funds' investment adviser and affiliates (collectively, "Strong") entered into agreements with certain regulators, including the SEC and the New York Attorney General ("NYAG"), to settle market-timing investigations. In the settlements, Strong agreed to pay investor restoration and civil penalties. Although some portion of these payments is likely to be distributed to predecessor Strong Fund shareholders, no determination has yet been made as to the distribution of these amounts, and the successor funds are not expected to receive any portion of these payments. The NYAG settlement also imposed fee reductions across the predecessor Strong Fund complex (excluding money market funds and very short-term income funds) totaling at least $35 million by May 2009. Funds Management has agreed to honor these fee reductions for the benefit of shareholders across the successor funds. Although civil litigation against Strong and certain predecessor Strong Funds relating to these matters is continuing, neither the current adviser nor the successor funds is a party to any such suit.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM                       WELLS FARGO ADVANTAGE BALANCED FUND
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BOARD OF TRUSTEES AND SHAREHOLDERS OF
WELLS FARGO FUNDS TRUST:

      We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Balanced Fund, (the "Fund"), one of the Funds constituting the Wells Fargo Funds Trust, as of September 30, 2006, and the related statement of operations for the year then ended, statements of changes in net assets for the periods presented and the financial highlights for the years or periods ended September 30, 2006 and 2005 and December 31, 2004. The financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for the years or periods ended December 31, 2003 and prior, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated February 3, 2004.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Balanced Fund of the Wells Fargo Funds Trust as of September 30, 2006, the results of its operations, the changes in its net assets and its financial highlights for the periods indicated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

                                                         /s/ KPMG LLP

Philadelphia, Pennsylvania
November 21, 2006

WELLS FARGO ADVANTAGE BALANCED FUND                OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

PROXY VOTING INFORMATION

      A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding the results of such voting during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS, or visiting the SEC Web site at WWW.SEC.GOV.

TAX INFORMATION

      Pursuant to Section 854(b)(2) of the Internal Revenue Code, the Funds listed below designates a percentage of its ordinary income dividends distributed during the year ended September 30, 2006, as qualifying for the corporate dividends-received deduction:

                                                           Dividend-Received
                                                        Deduction (% of ordinary
Fund                                                        income dividends)
--------------------------------------------------------------------------------
BALANCED FUND                                                    56.98%
--------------------------------------------------------------------------------

      Pursuant to Section 1(h)(11) of the Internal Revenue Code, the Fund(s) listed below designate the following amount(s) of their income dividends paid during the year ended September 30, 2006, as qualified dividend income (QDI):

Fund                                                               QDI
--------------------------------------------------------------------------------
BALANCED FUND                                                  $ 1,705,707
--------------------------------------------------------------------------------

      Pursuant to Section 871(k)(1)(C) of the Code, the Fund(s) designate the following amount(s) of their income dividends paid during the year ended September 30, 2006, as interest-related dividends:

                                                           Interest-Related
Fund                                                           Dividends
--------------------------------------------------------------------------------
BALANCED FUND                                                 $ 1,853,714
--------------------------------------------------------------------------------

OTHER INFORMATION (UNAUDITED)                WELLS FARGO ADVANTAGE BALANCED FUND
--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS INFORMATION

      The complete portfolio holdings for each Fund are publicly available on the Funds' Web site (WWW.WELLSFARGO.COM/ADVANTAGEFUNDS) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for each Fund is publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at WWW.SEC.GOV. In addition, each Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

      The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust"). This table supplements, and should be read in conjunction with, the Prospectus and the Statement of Additional Information* of each Fund. Each of the Trustees listed below acts in identical capacities for each of the 142 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Governance Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

NON-INTERESTED TRUSTEES

------------------------------------------------------------------------------------------------------
                          POSITION HELD AND        PRINCIPAL OCCUPATIONS DURING
NAME AND AGE              LENGTH OF SERVICE**      PAST FIVE YEARS                 OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------
Thomas S. Goho            Trustee, since 1987      Chair of Finance, Wake          None
64                                                 Forest University, since
                                                   2006. Benson-Pruitt
                                                   Professorship, Wake Forest
                                                   University, Calloway School
                                                   of Business and Accountancy,
                                                   since 1999.
------------------------------------------------------------------------------------------------------
Peter G. Gordon           Trustee, since 1998      Chairman, CEO, and Co-          None
64                        (Chairman, since 2001)   Founder of Crystal Geyser
                                                   Water Company, and President
                                                   of Crystal Geyser Roxane
                                                   Water Company.
------------------------------------------------------------------------------------------------------
Richard M. Leach          Trustee, since 1987      Retired. Prior thereto,         None
73                                                 President of Richard M.
                                                   Leach Associates(a financial
                                                   consulting firm).
------------------------------------------------------------------------------------------------------
Olivia S. Mitchell        Trustee, since 2006      Professor of Insurance and      None
53                                                 Risk Management, Wharton
                                                   School, University of
                                                   Pennsylvania. Director of
                                                   the Boettner Center on
                                                   Pensions and Retirement.
                                                   Research Associate and Board
                                                   Member, Penn Aging Research
                                                   Center. Research Associate,
                                                   National Bureau of Economic
                                                   Research.
------------------------------------------------------------------------------------------------------
Timothy J. Penny          Trustee, since 1996      Senior Counselor to the         None
54                                                 public relations firm of
                                                   Himle-Horner, and Senior
                                                   Fellow at the Humphrey
                                                   Institute, Minneapolis,
                                                   Minnesota (a public policy
                                                   organization).
------------------------------------------------------------------------------------------------------
Donald C. Willeke         Trustee, since 1996      Principal of the law firm of    None
66                                                 Willeke & Daniels.

WELLS FARGO ADVANTAGE BALANCED FUND                OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

INTERESTED TRUSTEE***

------------------------------------------------------------------------------------------------------
                          POSITION HELD AND        PRINCIPAL OCCUPATIONS DURING
NAME AND AGE              LENGTH OF SERVICE**      PAST FIVE YEARS                 OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------
J. Tucker Morse           Trustee, since 1987      Private Investor/Real Estate    None
62                                                 Developer. Prior thereto,
                                                   Chairman of White Point
                                                   Capital, LLC until 2005.
------------------------------------------------------------------------------------------------------

OFFICERS

------------------------------------------------------------------------------------------------------
                          POSITION HELD AND        PRINCIPAL OCCUPATIONS DURING
NAME AND AGE              LENGTH OF SERVICE        PAST FIVE YEARS                 OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------
Karla M. Rabusch          President, since 2003    Executive Vice President of     None
47                                                 Wells Fargo Bank, N.A. and
                                                   President of Wells Fargo
                                                   Funds Management, LLC.
                                                   Senior Vice President and
                                                   Chief Administrative Officer
                                                   of Wells Fargo Funds
                                                   Management, LLC from 2001 to
                                                   2003.
------------------------------------------------------------------------------------------------------
C. David Messman          Secretary, since 2000    Vice President and Managing     None
46                                                 Senior Counsel of Wells
                                                   Fargo Bank, N.A. and Senior
                                                   Vice President and Secretary
                                                   of Wells Fargo Funds
                                                   Management, LLC. Vice
                                                   President and Senior Counsel
                                                   of Wells Fargo Bank, N.A.
                                                   from 1996 to 2003.
------------------------------------------------------------------------------------------------------
A. Erdem Cimen            Treasurer, since 2006    Vice President of Wells         None
33                                                 Fargo Bank, N.A. and Vice
                                                   President of Financial
                                                   Operations for Wells Fargo
                                                   Funds Management, LLC. Vice
                                                   President and Group Finance
                                                   Officer of Wells Fargo Bank,
                                                   N.A. Auto Finance Group from
                                                   2004 to 2006. Vice President
                                                   of Portfolio Risk Management
                                                   for Wells Fargo Bank, N.A.
                                                   Auto Finance Group in 2004.
                                                   Vice President of Portfolio
                                                   Research and Analysis for
                                                   Wells Fargo Bank, N.A. Auto
                                                   Finance Group from 2001 to
                                                   2004. Director of Small
                                                   Business Services Risk
                                                   Management for American
                                                   Express Travel Related
                                                   Services from 2000 to 2001.
------------------------------------------------------------------------------------------------------
Dorothy A. Peters         Chief Compliance         Chief Compliance Officer of     None
44                        Officer, since 2004      Wells Fargo Fargo Funds
                                                   Management, LLC since 2004
                                                   and Compliance Officer of
                                                   Wells Fargo Funds
                                                   Management, LLC from 1999 to
                                                   2002. Compliance Manager of
                                                   Wells Fargo Investments from
                                                   1997 to 1999. In 2002, Ms.
                                                   Peters left Wells Fargo
                                                   Funds Management, LLC to
                                                   pursue personal goals.
------------------------------------------------------------------------------------------------------

  * The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Funds' Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

 ** Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

*** As of September 30, 2006, one of the seven Trustees is considered an "interested person" of the Trusts as defined in the Investment Company Act of 1940. The interested Trustee, J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC.

LIST OF ABBREVIATIONS                        WELLS FARGO ADVANTAGE BALANCED FUND
--------------------------------------------------------------------------------

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG       -- Association of Bay Area Governments
ADR        -- American Depositary Receipt
AMBAC      -- American Municipal Bond Assurance Corporation
AMT        -- Alternative Minimum Tax
ARM        -- Adjustable Rate Mortgages
BART       -- Bay Area Rapid Transit
CDA        -- Community Development Authority
CDSC       -- Contingent Deferred Sales Charge
CGIC       -- Capital Guaranty Insurance Company
CGY        -- Capital Guaranty Corporation
CMT        -- Constant Maturity Treasury
COFI       -- Cost of Funds Index
COP        -- Certificate of Participation
CP         -- Commercial Paper
CTF        -- Common Trust Fund
DW&P       -- Department of Water & Power
DWR        -- Department of Water Resources
EDFA       -- Education Finance Authority
FFCB       -- Federal Farm Credit Bank
FGIC       -- Financial Guaranty Insurance Corporation
FHA        -- Federal Housing Authority
FHLB       -- Federal Home Loan Bank
FHLMC      -- Federal Home Loan Mortgage Corporation
FNMA       -- Federal National Mortgage Association
FRN        -- Floating Rate Notes
FSA        -- Financial Security Assurance Incorporated
GDR        -- Global Depositary Receipt
GNMA       -- Government National Mortgage Association
GO         -- General Obligation
HFA        -- Housing Finance Authority
HFFA       -- Health Facilities Financing Authority
IDA        -- Industrial Development Authority
IDR        -- Industrial Development Revenue
LIBOR      -- London Interbank Offered Rate
LLC        -- Limited Liability Corporation
LOC        -- Letter of Credit
LP         -- Limited Partnership
MBIA       -- Municipal Bond Insurance Association
MFHR       -- Multi-Family Housing Revenue
MUD        -- Municipal Utility District
MTN        -- Medium Term Note
PCFA       -- Pollution Control Finance Authority
PCR        -- Pollution Control Revenue
PFA        -- Public Finance Authority
PLC        -- Private Placement
PSFG       -- Public School Fund Guaranty
RDA        -- Redevelopment Authority
RDFA       -- Redevelopment Finance Authority
REITS      -- Real Estate Investment Trusts
R&D        -- Research & Development
SFHR       -- Single Family Housing Revenue
SFMR       -- Single Family Mortgage Revenue
SLMA       -- Student Loan Marketing Association
STEERS     -- Structured Enhanced Return Trust
TBA        -- To Be Announced
TRAN       -- Tax Revenue Anticipation Notes
USD        -- Unified School District
V/R        -- Variable Rate
WEBS       -- World Equity Benchmark Shares
XLCA       -- XL Capital Assurance

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

                                        THIS PAGE IS INTENTIONALLY LEFT BLANK --

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

-----------------
WELLS   ADVANTAGE
FARGO   FUNDS
-----------------

More information about WELLS FARGO       THIS    REPORT   AND   THE    FINANCIAL
ADVANTAGE FUNDS(SM) is available free STATEMENTS CONTAINED HEREIN ARE upon request. To obtain literature, SUBMITTED FOR THE GENERAL INFORMATION please write, e-mail, visit the Funds' OF THE SHAREHOLDERS OF WELLS FARGO
Web site, or call:                       ADVANTAGE FUNDS. IF THIS REPORT IS USED
                                         FOR PROMOTIONAL PURPOSES,  DISTRIBUTION
WELLS FARGO ADVANTAGE FUNDS              OF THE REPORT  MUST BE  ACCOMPANIED  OR
P.O. Box 8266                            PRECEDED BY A CURRENT PROSPECTUS. FOR A
Boston, MA 02266-8266                    PROSPECTUS   CONTAINING  MORE  COMPLETE
                                         INFORMATION,   INCLUDING   CHARGES  AND
E-mail: wfaf@wellsfargo.com              EXPENSES,  CALL 1-800-222-8222 OR VISIT
Web site:                                THE      FUNDS'     WEB     SITE     AT
www.wellsfargo.com/advantagefunds        WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.
Individual Investors:                    PLEASE    CONSIDER    THE    INVESTMENT
1- 800-222-8222                          OBJECTIVES,    RISKS,    CHARGES,   AND
Retail Investment Professionals:         EXPENSES  OF THE  INVESTMENT  CAREFULLY
1- 888-877-9275                          BEFORE   INVESTING.   THIS  AND   OTHER
Institutional Investment Professionals:  INFORMATION ABOUT WELLS FARGO ADVANTAGE
1- 866-765-0778                          FUNDS  CAN  BE  FOUND  IN  THE  CURRENT
                                         PROSPECTUS.    READ   THE    PROSPECTUS
                                         CAREFULLY  BEFORE  YOU  INVEST  OR SEND
                                         MONEY.

                                         Wells  Fargo Funds  Management,  LLC, a
                                         wholly owned  subsidiary of Wells Fargo
                                         & Company, provides investment advisory
                                         and  administrative  services for WELLS
                                         FARGO ADVANTAGE FUNDS. Other affiliates
                                         of  Wells   Fargo  &  Company   provide
                                         subadvisory  and other services for the
                                         Funds.  The  Funds are  distributed  by
                                         WELLS  FARGO  FUNDS  DISTRIBUTOR,  LLC,
                                         Member NASD/SIPC, an affiliate of Wells
                                         Fargo & Company.

            ---------------------------------------------------------
              NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
            ---------------------------------------------------------

--------------------------------------------------------------------------------
(C) 2006 Wells Fargo     www.wellsfargo.com/advantagefunds          100551 11-06
Funds Management, LLC.                                        AAFNLD/AR109 09-06
All rights reserved.

                                                            -----------------
                                                            WELLS   ADVANTAGE
                                                            FARGO   FUNDS
                                                            -----------------

          [GRAPHIC OMITTED]                       SEPTEMBER 30, 2006

                                                     ANNUAL REPORT

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS

Wells Fargo Advantage C&B Large Cap Value Fund
Wells Fargo Advantage Diversified Equity Fund
Wells Fargo Advantage Diversified Small Cap Fund
Wells Fargo Advantage Equity Income Fund
Wells Fargo Advantage Equity Value Fund
Wells Fargo Advantage Growth Equity Fund
Wells Fargo Advantage International Value Fund
Wells Fargo Advantage Large Cap Appreciation Fund
Wells Fargo Advantage Large Company Growth Fund
Wells Fargo Advantage Small Company Growth Fund
Wells Fargo Advantage Small Company Value Fund

                                      WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Letter to Shareholders ...................................................     1
--------------------------------------------------------------------------------

Performance Highlights
--------------------------------------------------------------------------------
   C&B Large Cap Value Fund ..............................................     2
   Diversified Equity Fund ...............................................     4
   Diversified Small Cap Fund ............................................     6
   Equity Income Fund ....................................................     8
   Equity Value Fund .....................................................    10
   Growth Equity Fund ....................................................    12
   International Value Fund ..............................................    14
   Large Cap Appreciation Fund ...........................................    16
   Large Company Growth Fund .............................................    18
   Small Company Growth Fund .............................................    20
   Small Company Value Fund ..............................................    22

Fund Expenses (Unaudited) ................................................    24
--------------------------------------------------------------------------------

Portfolio of Investments
--------------------------------------------------------------------------------
   C&B Large Cap Value Fund ..............................................    28
   Diversified Equity Fund ...............................................    29
   Diversified Small Cap Fund ............................................    30
   Equity Income Fund ....................................................    31
   Equity Value Fund .....................................................    32
   Growth Equity Fund ....................................................    33
   International Value Fund ..............................................    34
   Large Cap Appreciation Fund ...........................................    35
   Large Company Growth Fund .............................................    36
   Small Company Growth Fund .............................................    37
   Small Company Value Fund ..............................................    38

Financial Statements
--------------------------------------------------------------------------------
   Statements of Assets and Liabilities ..................................    40
   Statements of Operations ..............................................    42
   Statements of Changes in Net Assets ...................................    44
   Financial Highlights ..................................................    56
   Notes to Financial Highlights .........................................    66

Notes to Financial Statements ............................................    67
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm ..................    75
--------------------------------------------------------------------------------

                                Master Portfolios

Portfolio of Investments
--------------------------------------------------------------------------------
   C&B Large Cap Value Portfolio .........................................    77
   Disciplined Growth Portfolio ..........................................    83
   Equity Income Portfolio ...............................................    88
   Equity Value Portfolio ................................................    94
   Index Portfolio .......................................................   100
   International Core Portfolio ..........................................   117
   International Growth Portfolio ........................................   121
   International Index Portfolio .........................................   125
   International Value Portfolio .........................................   153
   Large Cap Appreciation Portfolio ......................................   159
   Large Company Growth Portfolio ........................................   166
   Small Cap Index Portfolio .............................................   170
   Small Company Growth Portfolio ........................................   190
   Small Company Value Portfolio .........................................   198
   Strategic Small Cap Value Portfolio ...................................   205

Financial Statements
--------------------------------------------------------------------------------
   Statements of Assets and Liabilities ..................................   218
   Statements of Operations ..............................................   222
   Statements of Changes in Net Assets ...................................   226
   Financial Highlights ..................................................   232
   Notes to Financial Highlights .........................................   234

Notes to Financial Statements ............................................   235
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm ..................   241
--------------------------------------------------------------------------------

Other Information (Unaudited) ............................................   242
--------------------------------------------------------------------------------

List of Abbreviations ....................................................   245
--------------------------------------------------------------------------------

                -------------------------------------------------
                NOT FDIC INSURED-NO BANK GUARANTEE-MAY LOSE VALUE
                -------------------------------------------------

THIS PAGE IS INTENTIONALLY LEFT BLANK --

LETTER TO SHAREHOLDERS                WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

DEAR VALUED SHAREHOLDER,

      Enclosed please find the annual report for several of the WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS for the period that ended September 30, 2006. On the following pages, you will find a discussion of each Fund, including performance highlights, information about the holdings in each Fund, and the portfolio managers' strategic outlook.

ECONOMIC OVERVIEW
--------------------------------------------------------------------------------

      The U.S. economy performed well during the 12-month period that ended September 30, 2006. Growth in real Gross Domestic Product (GDP) averaged close to 3.0%, the unemployment rate fell from 5% to 4.6%, and inflation remained relatively low for most of the period. This was a remarkable performance for a period in which oil prices rose sharply, geopolitical tensions remained intense, and the Fed raised the Federal funds rate from 3.25% to 5.25%.

      By mid-2006, signs that economic growth was slowing gave rise to the expectation that the Fed would pause in its cycle of raising interest rates, often described as credit tightening. At the Federal Open Market Committee
(FOMC) meeting on August 8, the FOMC decided to leave the Federal funds rate unchanged at 5.25%, ending a string of 17 consecutive meetings at which they decided to raise the Federal funds rate. The committee also left the rate unchanged at its meeting on September 20, 2006. The slower pace of economic growth that emerged in the second quarter of 2006 and that continued through the third quarter may lead to a gradual reduction in inflation pressures. Recent declines in energy prices may also help the Fed achieve its objective of lower inflation in 2007.

      The slowdown in growth has been led by a significant decline in housing activity. Speculative excesses in sought-after markets have given way to a weaker pace of sales, sizable inventories of unsold homes, and a sharp reduction in new housing. In August 2006, for the first time in a decade, the median "sold" price of existing homes fell below the previous year's level. Record-high gasoline prices during the spring and summer also contributed to a decline in consumer spending and, consequently, to slower GDP growth. Near the close of the third quarter of 2006, gasoline prices dropped sharply and mortgage rates declined about one-half a percentage point. These developments have already helped to boost consumer confidence and may improve prospects for better growth in the quarters ahead.

STOCKS RESPONDED POSITIVELY TO THE FED'S PAUSE
--------------------------------------------------------------------------------

      The equity markets responded positively to the Fed's decision to keep the Federal funds rate unchanged and to prospects for less inflation in the months ahead. Equity investors also seemed to have believed that the Fed's pause in its tightening cycle would help prolong the current economic expansion. The risks to the economic outlook--a sluggish housing sector and the possibility of weak consumer spending--seem to have been offset by such favorable fundamentals as lower bond yields and excellent corporate earnings growth.

LOOKING AHEAD
--------------------------------------------------------------------------------

      If inflation pressures recede and economic growth rebounds somewhat, the outlook for stocks could remain positive. Toward the end of the third quarter 2006, as the earnings outlook became more uncertain, large cap stocks began to outperform small cap issues. In a period of greater cost pressures and intense worldwide competition, the larger companies may be more likely to sustain earnings growth. In this type of market environment, maintaining a long-term perspective and a high degree of portfolio diversification may help. While diversification may not prevent losses in a downturn, it may help to reduce them and keep you on track for reaching your financial destination.

      To help you reach your diversification goals, we offer funds across most major asset classes that are guided by skillful money managers--our subadvisers--who are chosen for their focused attention on a particular investment style. We believe that our insistence on seeking skillful money managers who share our dedication to pursuing consistent, long-term results offers our investors the firm footing they need to navigate changing market conditions as they move toward their financial destinations.

      Thank you for choosing WELLS FARGO ADVANTAGE FUNDS(SM). We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs. If you have any questions about your investment, please contact your investment professional, or call us at 1-800-222-8222. You may also want to visit our Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

Sincerely,

/s/ Karla M. Rabusch

Karla M. Rabusch
President
WELLS FARGO ADVANTAGE FUNDS

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS                PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE C&B LARGE CAP VALUE FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE C&B LARGE CAP VALUE FUND (the Fund) seeks maximum long-term total return, consistent with minimizing risk to principal.

ADVISER                                                   SUBADVISER
  Wells Fargo Funds Management, LLC                         Cooke & Bieler, L.P.

FUND MANAGERS                                             FUND INCEPTION DATE
  Kermit S. Eck, CFA                                        05/15/1990
  Daren C. Heitman, CFA            Edward W. O'Connor, CFA
  Michael M. Meyer, CFA            R. James O'Neil, CFA
  James R. Norris                  Mehul Trivedi, CFA

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 15.02% 1 (excluding sales charges) for the 12-month period that ended September 30, 2006, outperforming its benchmark, the Russell 1000(R) Value Index 2, which returned 14.62%. In addition, the Fund outperformed the S&P 500 Index 3, which returned 10.78% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE AT WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. CLASS D, ADMINISTRATOR CLASS AND INSTITUTIONAL CLASS SHARES ARE SOLD WITHOUT SALES CHARGES OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund performed very well during the period on an absolute and also relative basis compared to its value benchmark, the Russell 1000(R) Value Index, and the S&P 500 Index. Good stock selection was the primary factor contributing to performance, and results for the period affirm that our process was effective. The impact of stock selection was favorable in numerous sectors, including consumer durables and retail, media and services, industrials, consumer staples, and energy, where the Fund's concentration in diversified, integrated energy companies was beneficial.

      During the period, the Fund's underweighted positions in telecommunications detracted from performance. The worst performers during the period included Gannett Company, Dell Inc., and Boston Scientific Corporation. The Fund's best performing holdings resided primarily in the financial, industrial, and consumer durables and retail sectors and included names such as Bank of America, State Street Corporation, Big Lots, and Molex Incorporated.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      Within the context of our conservative investment approach, we continue to search for and identify attractive, high-quality, financially strong, and currently undervalued investment opportunities. As a result, we purchased the following new additions: American International Group Inc., American Power Conversion, Dell Inc., Diageo plc, General Electric Company, Henkel KGaA Sponsored ADR, Pfd., Illinois Tool Works Inc., Johnson & Johnson, Quest Diagnostics Inc., and Willis Group Holdings Ltd. To make room for these investments, we liquidated the following securities because they had reached our price targets or, in some cases, we reassessed our view of the quality of the underlying business: Applied Materials, Bristol Myers Company, Comcast Corporation, Engelhard Corporation, FedEx, Leggett & Platt Incorporated, Manpower, Merck & Co Inc., Parametric Technology Corporation, Principal Financial Group, and Royal Dutch Shell plc.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      After an extended period of underperformance, we have started to see high-quality stocks outperform low-quality issues, as is typical when economic growth decelerates and investors become more cautious and risk averse. In light of the fact that the economic expansion is mature and faces several obstacles, including a deteriorating housing market, energy- and commodity-induced inflationary pressures, and growing federal budget and trade deficits, we believe that investment performance will increasingly depend on selectivity and a focus on quality. Due to its intrinsically defensive and high-quality characteristics, we believe the Fund is positioned to benefit from investors' increasing preference for high-quality stocks. We believe that a portfolio with a foundation of financially strong and competitively advantaged companies trading for reasonable valuations will be able to withstand a market environment that may become more challenging.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of September 30, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE C&B LARGE CAP VALUE FUND.

1 The Fund's adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

            Effective December 6, 2004, the Fund is a gateway feeder fund that invests all of its assets in a single master portfolio of the Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolio in which it invests.

            Prior to April 11, 2005, the WELLS FARGO ADVANTAGE C&B LARGE CAP VALUE FUND was named the Wells Fargo C&B Large Cap Value Fund. Performance shown for the Class A, Class B, Class C, Class D, Administrator Class (formerly named the Institutional Class) and Institutional Class (formerly named the Select Class) shares of the WELLS FARGO ADVANTAGE C&B LARGE CAP VALUE FUND for periods prior to July 26, 2004, reflects the performance of the unnamed share class of the C&B Large Cap Value Portfolio, the predecessor fund, adjusted to reflect applicable sales charges and expenses.

PERFORMANCE HIGHLIGHTS                WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

                                                         Including Sales Charge             Excluding Sales Charge
                                                   ---------------------------------  ---------------------------------
                                                   6-Month*  1-Year  5-Year  10-Year  6-Month*  1-Year  5-Year  10-Year
-----------------------------------------------------------------------------------------------------------------------
   C&B Large Cap Value Fund - Class A
      (Incept. Date  07/26/2004)                     1.15     8.36    9.39    10.72     7.33     15.02   10.69   11.38
-----------------------------------------------------------------------------------------------------------------------
   C&B Large Cap Value Fund - Class B
      (Incept. Date 07/26/2004)                      1.92     9.20    9.63    10.60     6.92     14.20    9.91   10.60
-----------------------------------------------------------------------------------------------------------------------
   C&B Large Cap Value Fund - Class C
      (Incept. Date 07/26/2004)                      5.92    13.20    9.91    10.60     6.92     14.20    9.91   10.60
-----------------------------------------------------------------------------------------------------------------------
   C&B Large Cap Value Fund - Class D
      (Incept. Date 05/15/1990)                                                         7.33     15.01   10.68   11.37
-----------------------------------------------------------------------------------------------------------------------
   C&B Large Cap Value Fund - Administrator Class
      (Incept. Date 07/26/2004)                                                         7.43     15.24   10.79   11.43
-----------------------------------------------------------------------------------------------------------------------
   C&B Large Cap Value Fund - Institutional Class
      (Incept. Date 07/26/2004)                                                         7.62     15.63   10.96   11.51
-----------------------------------------------------------------------------------------------------------------------
   Benchmarks
-----------------------------------------------------------------------------------------------------------------------
      Russell 1000(R) Value Index 2                                                     6.85     14.62   10.73   11.20
-----------------------------------------------------------------------------------------------------------------------
      S&P 500 Index 3                                                                   4.14     10.78    6.97    8.58
-----------------------------------------------------------------------------------------------------------------------

*     RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 4 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------
   Beta**                                                                   0.91
--------------------------------------------------------------------------------
   Price to Earnings Ratio (trailing 12 months)                           17.55x
--------------------------------------------------------------------------------
   Price to Book Ratio                                                     4.33x
--------------------------------------------------------------------------------
   Median Market Cap ($B)                                                 $21.65
--------------------------------------------------------------------------------
   Portfolio Turnover 6                                                      29%
--------------------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE RUSSELL 1000(R) VALUE INDEX BETA IS 1.00 BY DEFINITION.

TEN LARGEST EQUITY HOLDINGS 4,5 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------
   American Express Company                                                3.41%
--------------------------------------------------------------------------------
   McDonald's Corporation                                                  3.29%
--------------------------------------------------------------------------------
   Bank of America Corporation                                             3.27%
--------------------------------------------------------------------------------
   Vodafone Group plc ADR                                                  3.05%
--------------------------------------------------------------------------------
   Exxon Mobil Corporation                                                 2.99%
--------------------------------------------------------------------------------
   Dover Corporation                                                       2.87%
--------------------------------------------------------------------------------
   Omnicom Group Incorporated                                              2.75%
--------------------------------------------------------------------------------
   State Street Corporation                                                2.73%
--------------------------------------------------------------------------------
   Allstate Corporation                                                    2.72%
--------------------------------------------------------------------------------
   Tyco International Limited                                              2.64%

SECTOR DISTRIBUTION 4 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Telecommunications Services                                                  3%
Consumer Discretionary                                                      20%
Consumer Staples                                                            11%
Energy                                                                       3%
Financials                                                                  25%
Health Care                                                                 11%
Industrials                                                                 20%
Information Technology                                                       7%

GROWTH OF $10,000 INVESTMENT 7 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                                       WELLS FARGO
            WELLS FARGO ADVANTAGE  ADVANTAGE C&B LARGE
             C&B LARGE CAP VALUE    CAP VALUE FUND -    Russell 1000(R)  S&P 500
   Date        FUND - Class A      Institutional Class   Value Index      Index
----------  ---------------------  -------------------  ---------------  -------
 9/30/1996          9,425                10,000              10,000       10,000
10/31/1996          9,657                10,246              10,387       10,276
11/30/1996         10,278                10,905              11,140       11,052
12/31/1996         10,158                10,777              10,997       10,833
 1/31/1997         10,471                11,110              11,531       11,510
 2/28/1997         10,620                11,268              11,700       11,600
 3/31/1997         10,389                11,023              11,279       11,124
 4/30/1997         10,704                11,357              11,753       11,787
 5/31/1997         11,572                12,278              12,410       12,504
 6/30/1997         12,118                12,858              12,942       13,064
 7/31/1997         13,034                13,829              13,915       14,103
 8/31/1997         12,448                13,207              13,420       13,313
 9/30/1997         13,124                13,924              14,231       14,041
10/31/1997         12,596                13,364              13,834       13,572
11/30/1997         12,889                13,676              14,445       14,201
12/31/1997         13,000                13,793              14,867       14,445
 1/31/1998         12,883                13,669              14,656       14,604
 2/28/1998         14,009                14,863              15,642       15,657
 3/31/1998         14,557                15,445              16,599       16,458
 4/30/1998         14,458                15,340              16,711       16,626
 5/31/1998         14,144                15,007              16,463       16,340
 6/30/1998         14,027                14,882              16,674       17,004
 7/31/1998         13,337                14,151              16,381       16,823
 8/31/1998         11,408                12,104              13,943       14,392
 9/30/1998         12,087                12,824              14,743       15,315
10/31/1998         13,422                14,240              15,886       16,560
11/30/1998         13,827                14,670              16,626       17,564
12/31/1998         14,045                14,902              17,192       18,575
 1/31/1999         13,500                14,323              17,329       19,352
 2/28/1999         13,642                14,474              17,085       18,750
 3/31/1999         14,081                14,940              17,439       19,500
 4/30/1999         15,319                16,254              19,067       20,254
 5/31/1999         15,152                16,077              18,858       19,776
 6/30/1999         15,700                16,658              19,404       20,874
 7/31/1999         15,425                16,366              18,836       20,222
 8/31/1999         14,840                15,746              18,137       20,122
 9/30/1999         14,351                15,227              17,504       19,571
10/31/1999         14,459                15,341              18,512       20,810
11/30/1999         14,411                15,290              18,368       21,232
12/31/1999         14,335                15,209              18,456       22,483
 1/31/2000         13,824                14,668              17,854       21,354
 2/29/2000         12,985                13,777              16,528       20,950
 3/31/2000         14,604                15,495              18,544       22,999
 4/30/2000         14,769                15,670              18,329       22,307
 5/31/2000         15,391                16,330              18,522       21,850
 6/30/2000         14,651                15,545              17,675       22,389
 7/31/2000         14,798                15,701              17,896       22,040
 8/31/2000         15,588                16,539              18,891       23,409
 9/30/2000         15,794                16,758              19,065       22,173
10/31/2000         16,033                17,012              19,534       22,080
11/30/2000         16,015                16,992              18,809       20,340
12/31/2000         17,128                18,173              19,752       20,439
 1/31/2001         17,455                18,520              19,827       21,165
 2/28/2001         17,222                18,272              19,275       19,237
 3/31/2001         16,774                17,797              18,595       18,019
 4/30/2001         17,172                18,219              19,506       19,418
 5/31/2001         17,944                19,038              19,945       19,548
 6/30/2001         17,352                18,411              19,502       19,073
 7/31/2001         17,704                18,784              19,461       18,886
 8/31/2001         17,657                18,734              18,681       17,705
 9/30/2001         16,661                17,678              17,366       16,277
10/31/2001         16,755                17,778              17,216       16,587
11/30/2001         17,789                18,875              18,217       17,860
12/31/2001         18,257                19,371              18,647       18,017
 1/31/2002         18,233                19,345              18,503       17,754
 2/28/2002         18,598                19,733              18,533       17,411
 3/31/2002         19,527                20,719              19,409       18,066
 4/30/2002         19,381                20,563              18,743       16,971
 5/31/2002         19,601                20,796              18,837       16,847
 6/30/2002         18,384                19,505              17,756       15,648
 7/31/2002         16,942                17,975              16,105       14,429
 8/31/2002         17,113                18,157              16,227       14,522
 9/30/2002         15,159                16,084              14,423       12,945
10/31/2002         15,894                16,863              15,491       14,083
11/30/2002         17,069                18,111              16,467       14,911
12/31/2002         16,268                17,261              15,753       14,036
 1/31/2003         15,722                16,681              15,371       13,670
 2/28/2003         15,038                15,955              14,961       13,465
 3/31/2003         15,227                16,156              14,986       13,594
 4/30/2003         16,925                17,958              16,305       14,714
 5/31/2003         18,130                19,236              17,358       15,488
 6/30/2003         18,416                19,539              17,575       15,686
 7/31/2003         18,745                19,888              17,839       15,962
 8/31/2003         19,486                20,675              18,117       16,274
 9/30/2003         18,997                20,155              17,941       16,101
10/31/2003         20,399                21,643              19,039       17,011
11/30/2003         20,701                21,964              19,297       17,160
12/31/2003         21,712                23,037              20,486       18,060
 1/31/2004         22,043                23,388              20,847       18,392
 2/29/2004         22,704                24,089              21,293       18,648
 3/31/2004         22,578                23,955              21,107       18,366
 4/30/2004         22,330                23,692              20,591       18,078
 5/31/2004         22,578                23,955              20,801       18,325
 6/30/2004         23,098                24,507              21,293       18,681
 7/31/2004         22,408                23,775              20,993       18,063
 8/31/2004         22,491                23,862              21,291       18,135
 9/30/2004         22,739                24,155              21,621       18,331
10/31/2004         22,822                24,243              21,981       18,611
11/30/2004         23,429                24,917              23,092       19,365
12/31/2004         24,428                25,976              23,865       20,023
 1/31/2005         23,786                25,294              23,442       19,535
 2/28/2005         24,204                25,769              24,218       19,945
 3/31/2005         23,953                25,502              23,886       19,592
 4/30/2005         23,478                25,027              23,458       19,220
 5/31/2005         24,037                25,650              24,023       19,831
 6/30/2005         24,065                25,680              24,286       19,859
 7/31/2005         24,763                26,421              24,989       20,597
 8/31/2005         24,316                25,946              24,880       20,410
 9/30/2005         24,065                25,709              25,229       20,575
10/31/2005         23,646                25,264              24,589       20,232
11/30/2005         24,567                26,243              25,393       20,996
12/31/2005         24,503                26,218              25,549       21,005
 1/31/2006         25,132                26,890              26,541       21,561
 2/28/2006         25,190                26,981              26,703       21,620
 3/31/2006         25,791                27,622              27,065       21,888
 4/30/2006         26,449                28,355              27,752       22,181
 5/31/2006         26,077                27,927              27,051       21,544
 6/30/2006         25,848                27,714              27,224       21,572
 7/31/2006         25,934                27,805              27,886       21,706
 8/31/2006         26,793                28,752              28,353       22,223
 9/30/2006         27,680                29,728              28,918       22,796

2 The Russell 1000(R) Value Index measures performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an Index. The Fund has selected the Russell 1000(R) Value Index to replace the S&P 500 Index as its benchmark index going forward because the Russell 1000(R) Value Index is more representative of the breadth of the Fund's holdings.

3 The S&P 500 Index consists of 500 stocks chosen for market size, industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

4 Fund characteristics, equity holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, equity holdings and sector distribution.

5 The Ten Largest Equity Holdings are calculated based on the market value of the Master Trust portfolio securities allocable to the Fund divided by total market value of the portfolio of investments of the Fund. See Notes to Financial Statements for a discussion of the Master Trust.

6 Portfolio turnover rate represents the activity from the Funds investment in a single Master Portfolio.

7 The chart compares the performance of the WELLS FARGO ADVANTAGE C&B LARGE CAP VALUE FUND Class A shares and Institutional Class shares for the most recent ten years with the Russell 1000(R) Value Index and S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and Institutional Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS                PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE DIVERSIFIED EQUITY FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE DIVERSIFIED EQUITY FUND (the Fund) seeks long-term capital appreciation with moderate annual return volatility by diversifying its investments among different equity investment styles.

ADVISER                                       FUND MANAGERS
  Wells Fargo Funds Management, LLC             Thomas C. Biwer, CFA
                                                Christian L. Chan, CFA
SUBADVISERS FOR MASTER PORTFOLIOS               Andrew Owen, CFA
  Artisan Partners Limited Partnership
  Cadence Capital Management LLC              FUND INCEPTION DATE
  Cooke & Bieler, L.P.                          12/31/1988
  LSV Asset Management
  New Star Institutional Managers Limited
  Peregrine Capital Management, Inc.
  Smith Asset Management Group L.P.
  SSgA Funds Management
  Systematic Financial Management, L.P.
  Wells Capital Management Incorporated

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 9.02% 1 (excluding sales charges) for the 12-month period that ended September 30, 2006, underperforming its benchmark, the Diversified Equity Composite Index 2, which returned 11.74%. In addition, the Fund underperformed the S&P 500 Index 3, which returned 10.78% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTION OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE AT WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      International equities were by far the best performing asset class for the period, aided by a modest decline in the U.S. dollar, and three of the Fund's four international funds outperformed the MSCI EAFE(R) Index 4. Large company value stocks were also strong performers, but only the C&B Large Cap Value portfolio outperformed the asset class benchmark. The Equity Income Portfolio was hurt by its utilities holdings, which suffered as the result of hurricane activity in related service areas. Both the Equity Income and Equity Value Portfolios were hurt by weakness in their energy holdings. Large-company growth stocks were the weakest performing market segment, and that weakness was exacerbated by the underperformance of the three underlying large growth portfolios. The Large Company Growth portfolio, which is the Fund's largest holding that focuses on high-quality growth companies, was hurt by some of its technology holdings, but showed exceptionally strong results in the final two months of the period. Small company stocks performed in line with the general market, but three of the four component portfolios underperformed their small cap benchmark.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      Beginning in February 2006, a position was initiated in the Strategic Small Cap Value portfolio, managed by multiple managers. By July the position had reached 3.00% of the Fund. The source of funds for this addition was a reduction in the Fund's position in the Small Company Value portfolio. The overall weighting in the small company value category remained constant at 3.33%.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      The Fund remains in its neutral allocation of 25% each in large-cap value, large-cap core, and large-cap growth categories; 10% in the small company category; and 15% in the international equity category.

      Our outlook for U.S. stocks is positive, given the solid underpinnings of corporate earnings growth, ample liquidity in the financial system, reasonable valuations, healthy technical readings, and neutral investor sentiment. Our outlook for non-U.S. equities is similarly positive, supported by firming global economic growth and attractive valuations.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO SMALL AND MEDIUM COMPANY SECURITIES RISK AND FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of September 30, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE DIVERSIFIED EQUITY FUND.

1 The Fund's adviser has committed through January 31, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

            The Fund is a gateway blended Fund that invests all of its assets in two or more master portfolios of the Master Trust in varying proportions. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolios in which it invests.

            Prior to April 11, 2005, the WELLS FARGO ADVANTAGE DIVERSIFIED EQUITY FUND was named the Wells Fargo Diversified Equity Fund. Performance shown for the Administrator Class shares (formerly named Institutional Class shares) for periods prior to November 8, 1999, reflects the performance of the Institutional Class shares of the Norwest Advantage Diversified Equity Fund, its predecessor fund. Performance shown for Class A, Class B and Class C shares of the Fund prior to November 8, 1999, reflects the performance of the applicable share class of the Norwest Advantage Diversified Equity Fund, its predecessor fund. Performance shown for the Class A shares prior to May 2, 1996, reflects the performance of the Administrator Class shares of the Fund adjusted to reflect Class A sales charges. Performance shown for Class B shares of the Fund prior to May 6, 1996, reflects the performance of the Administrator Class shares adjusted to reflect Class B sales charges and expenses. Performance shown for Class C shares of the Fund prior to October 1, 1998, reflects the performance of the Administrator Class shares of the Fund adjusted to reflect Class C sales charges and expenses.

2 Diversified Equity Composite Index is weighted 25% in the S&P 500 Index, 15% in the MSCI EAFE(R) Index, 25% in the Russell 1000(R) Value Index, 25% in the Russell 1000(R) Growth Index, 10% in the Russell 2000(R) Index. The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower (CONTINUED)

PERFORMANCE HIGHLIGHTS                WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

                                                          Including Sales Charge                 Excluding Sales Charge
                                                   ------------------------------------   ------------------------------------
                                                   6-Month*   1-Year   5-Year   10-Year   6-Month*   1-Year   5-Year   10-Year
------------------------------------------------------------------------------------------------------------------------------
   Diversified Equity Fund - Class A
      (Incept. Date 05/02/1996)                     (4.62)     2.75     5.73      7.13       1.20     9.02     6.99      7.76
------------------------------------------------------------------------------------------------------------------------------
   Diversified Equity Fund - Class B
      (Incept. Date 05/06/1996)                     (4.16)     3.21     5.88      6.96       0.84     8.21     6.20      6.96
------------------------------------------------------------------------------------------------------------------------------
   Diversified Equity Fund - Class C
      (Incept. Date 10/01/1998)                     (0.18)     7.20     6.18      6.98       0.82     8.20     6.18      6.98
------------------------------------------------------------------------------------------------------------------------------
   Diversified Equity Fund - Administrator Class
      (Incept. Date 11/11/1994)                                                              1.35     9.30     7.26      7.92
------------------------------------------------------------------------------------------------------------------------------
   Benchmarks
------------------------------------------------------------------------------------------------------------------------------
      Diversified Equity Composite Index 2                                                   2.93    11.74     9.11      8.50
------------------------------------------------------------------------------------------------------------------------------
      S&P 500 Index 3                                                                        4.14    10.78     6.97      8.58
------------------------------------------------------------------------------------------------------------------------------

*     RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 5 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------
   Beta**                                                                   1.01
--------------------------------------------------------------------------------
   Price to Earnings Ratio (trailing 12 months)                           17.78x
--------------------------------------------------------------------------------
   Price to Book Ratio                                                     3.05x
--------------------------------------------------------------------------------
   Median Market Cap ($B)                                                 $21.42
--------------------------------------------------------------------------------
   Portfolio Turnover 6                                                      35%
--------------------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE DIVERSIFIED EQUITY COMPOSITE INDEX BETA IS 1.00 BY DEFINITION.

TEN LARGEST EQUITY HOLDINGS 5,7 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------
   Microsoft Corporation                                                   2.27%
--------------------------------------------------------------------------------
   Goldman Sachs Group Incorporated                                        1.89%
--------------------------------------------------------------------------------
   Exxon Mobil Corporation                                                 1.76%
--------------------------------------------------------------------------------
   American International Group Incorporated                               1.51%
--------------------------------------------------------------------------------
   Bank of America Corporation                                             1.44%
--------------------------------------------------------------------------------
   Cisco Systems Incorporated                                              1.39%
--------------------------------------------------------------------------------
   General Electric Company                                                1.31%
--------------------------------------------------------------------------------
   Medtronic Incorporated                                                  1.25%
--------------------------------------------------------------------------------
   Citigroup Incorporated                                                  1.14%
--------------------------------------------------------------------------------
   Ebay Incorporated                                                       1.12%

SECTOR DISTRIBUTION 5 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                                                      11%
Consumer Staples                                                             6%
Energy                                                                       6%
Financials                                                                  19%
Health Care                                                                 11%
Industrials                                                                  9%
Information Technology                                                      17%
Materials                                                                    2%
Telecommunications Services                                                  2%
Utilities                                                                    2%
International                                                               15%

GROWTH OF $10,000 INVESTMENT 8 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

             WELLS FARGO ADVANTAGE     WELLS FARGO ADVANTAGE
               DIVERSIFIED EQUITY    DIVERSIFIED EQUITY FUND -                       Diversified Equity
   Date         FUND - Class A          Administrator Class        S&P 500 Index       Composite Index
----------   ---------------------   -------------------------   ------------------  ------------------
 9/30/1996            9,425                    10,000                  10,000             10,000
10/31/1996            9,489                    10,067                  10,276             10,150
11/30/1996           10,085                    10,700                  11,052             10,818
12/31/1996            9,979                    10,584                  10,833             10,685
 1/31/1997           10,462                    11,100                  11,510             11,134
 2/28/1997           10,459                    11,097                  11,600             11,178
 3/31/1997           10,034                    10,646                  11,124             10,765
 4/30/1997           10,456                    11,094                  11,787             11,229
 5/31/1997           11,169                    11,847                  12,504             11,994
 6/30/1997           11,692                    12,402                  13,064             12,527
 7/31/1997           12,500                    13,262                  14,103             13,377
 8/31/1997           11,860                    12,584                  13,313             12,756
 9/30/1997           12,561                    13,327                  14,041             13,481
10/31/1997           12,050                    12,785                  13,572             12,935
11/30/1997           12,368                    13,119                  14,201             13,337
12/31/1997           12,541                    13,307                  14,445             13,570
 1/31/1998           12,685                    13,459                  14,604             13,732
 2/28/1998           13,581                    14,410                  15,657             14,703
 3/31/1998           14,177                    15,038                  16,458             15,391
 4/30/1998           14,386                    15,260                  16,626             15,535
 5/31/1998           14,082                    14,941                  16,340             15,206
 6/30/1998           14,533                    15,420                  17,004             15,662
 7/31/1998           14,281                    15,153                  16,823             15,422
 8/31/1998           12,175                    12,918                  14,392             13,127
 9/30/1998           12,800                    13,581                  15,315             13,820
10/31/1998           13,657                    14,490                  16,560             14,919
11/30/1998           14,468                    15,350                  17,564             15,795
12/31/1998           15,345                    16,281                  18,575             16,704
 1/31/1999           15,788                    16,748                  19,352             17,172
 2/28/1999           15,332                    16,267                  18,750             16,581
 3/31/1999           15,876                    16,844                  19,500             17,181
 4/30/1999           16,467                    17,471                  20,254             18,012
 5/31/1999           16,205                    17,194                  19,776             17,605
 6/30/1999           17,091                    18,134                  20,874             18,468
 7/31/1999           16,739                    17,760                  20,222             18,074
 8/31/1999           16,554                    17,564                  20,122             17,901
 9/30/1999           16,124                    17,104                  19,571             17,555
10/31/1999           16,907                    17,935                  20,810             18,523
11/30/1999           17,394                    18,455                  21,232             19,037
12/31/1999           18,482                    19,610                  22,483             20,307
 1/31/2000           17,695                    18,771                  21,354             19,422
 2/29/2000           17,691                    18,767                  20,950             19,606
 3/31/2000           19,177                    20,344                  22,999             21,019
 4/30/2000           18,716                    19,855                  22,307             20,258
 5/31/2000           18,298                    19,415                  21,850             19,760
 6/30/2000           18,805                    19,949                  22,389             20,319
 7/31/2000           18,521                    19,648                  22,040             19,898
 8/31/2000           19,532                    20,724                  23,409             21,112
 9/30/2000           18,702                    19,840                  22,173             20,166
10/31/2000           18,738                    19,877                  22,080             19,868
11/30/2000           17,588                    18,662                  20,340             18,245
12/31/2000           18,134                    19,237                  20,439             18,605
 1/31/2001           18,427                    19,548                  21,165             19,205
 2/28/2001           16,949                    17,984                  19,237             17,477
 3/31/2001           15,769                    16,731                  18,019             16,310
 4/30/2001           17,031                    18,075                  19,418             17,640
 5/31/2001           17,066                    18,121                  19,548             17,654
 6/30/2001           16,633                    17,660                  19,073             17,299
 7/31/2001           16,382                    17,399                  18,886             16,998
 8/31/2001           15,585                    16,557                  17,705             16,095
 9/30/2001           14,201                    15,089                  16,277             14,624
10/31/2001           14,565                    15,479                  16,587             14,996
11/30/2001           15,601                    16,582                  17,860             16,061
12/31/2001           15,835                    16,839                  18,017             16,296
 1/31/2002           15,593                    16,582                  17,754             15,987
 2/28/2002           15,288                    16,261                  17,411             15,723
 3/31/2002           15,946                    16,966                  18,066             16,447
 4/30/2002           15,351                    16,333                  16,971             15,753
 5/31/2002           15,153                    16,127                  16,847             15,608
 6/30/2002           14,265                    15,182                  15,648             14,575
 7/31/2002           12,877                    13,711                  14,429             13,316
 8/31/2002           12,933                    13,774                  14,522             13,365
 9/30/2002           11,497                    12,244                  12,945             11,973
10/31/2002           12,366                    13,175                  14,083             12,867
11/30/2002           13,063                    13,922                  14,911             13,636
12/31/2002           12,332                    13,141                  14,036             12,907
 1/31/2003           11,926                    12,712                  13,670             12,550
 2/28/2003           11,676                    12,449                  13,465             12,324
 3/31/2003           11,731                    12,509                  13,594             12,395
 4/30/2003           12,694                    13,540                  14,714             13,452
 5/31/2003           13,430                    14,329                  15,488             14,281
 6/30/2003           13,649                    14,563                  15,686             14,498
 7/31/2003           14,031                    14,975                  15,962             14,850
 8/31/2003           14,305                    15,272                  16,274             15,194
 9/30/2003           14,166                    15,127                  16,101             15,118
10/31/2003           15,033                    16,057                  17,011             16,044
11/30/2003           15,196                    16,235                  17,160             16,286
12/31/2003           15,917                    17,008                  18,060             17,115
 1/31/2004           16,173                    17,286                  18,392             17,467
 2/29/2004           16,402                    17,530                  18,648             17,725
 3/31/2004           16,282                    17,406                  18,366             17,568
 4/30/2004           15,901                    17,004                  18,078             17,192
 5/31/2004           16,061                    17,175                  18,325             17,411
 6/30/2004           16,338                    17,475                  18,681             17,783
 7/31/2004           15,697                    16,794                  18,063             17,116
 8/31/2004           15,701                    16,803                  18,135             17,175
 9/30/2004           15,981                    17,107                  18,331             17,477
10/31/2004           16,221                    17,368                  18,611             17,808
11/30/2004           17,026                    18,233                  19,365             18,704
12/31/2004           17,587                    18,839                  20,023             19,381
 1/31/2005           17,112                    18,330                  19,535             18,881
 2/28/2005           17,491                    18,741                  19,945             19,342
 3/31/2005           17,142                    18,372                  19,592             18,973
 4/30/2005           16,689                    17,891                  19,220             18,533
 5/31/2005           17,277                    18,526                  19,831             19,138
 6/30/2005           17,421                    18,680                  19,859             19,292
 7/31/2005           18,175                    19,497                  20,597             20,057
 8/31/2005           18,084                    19,399                  20,410             19,964
 9/30/2005           18,262                    19,600                  20,575             20,237
10/31/2005           17,940                    19,254                  20,232             19,823
11/30/2005           18,624                    19,992                  20,996             20,556
12/31/2005           18,686                    20,068                  21,005             20,707
 1/31/2006           19,302                    20,735                  21,561             21,512
 2/28/2006           19,317                    20,751                  21,620             21,538
 3/31/2006           19,672                    21,137                  21,888             21,968
 4/30/2006           19,919                    21,407                  22,181             22,331
 5/31/2006           19,179                    20,618                  21,544             21,585
 6/30/2006           19,090                    20,528                  21,572             21,619
 7/31/2006           18,962                    20,391                  21,706             21,643
 8/31/2006           19,490                    20,962                  22,223             22,184
 9/30/2006           19,909                    21,423                  22,796             22,613

--------------------------------------------------------------------------------

      price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000(R) Index which measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. You cannot invest directly in an Index.

3 S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

4 The MSCI EAFE(R) Index, the Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Stock Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an Index.

5 Fund characteristics, equity holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, equity holdings and sector distribution.

6 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

7 The Ten Largest Equity Holdings are calculated based on the market value of the Master Trust portfolio securities allocable to the Fund divided by total market value of the portfolio of investments of the Fund. See Notes to Financial Statements for a discussion of the Master Trust.

8 The chart compares the performance of the WELLS FARGO ADVANTAGE DIVERSIFIED EQUITY FUND Class A shares and Administrator Class shares for the most recent ten years with the Diversified Equity Composite Index and the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS                PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE DIVERSIFIED SMALL CAP FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE DIVERSIFIED SMALL CAP FUND (the Fund) seeks long-term capital appreciation with moderate annual return volatility by diversifying its investments across different small-capitalization equity investment styles.

ADVISER                                  FUND MANAGERS
  Wells Fargo Funds Management, LLC        Thomas C. Biwer, CFA
                                           Christian L. Chan, CFA
SUBADVISER FOR MASTER PORTFOLIOS           Andrew Owen, CFA
  Peregrine Capital Management, Inc.
  Wells Capital Management Incorporated    FUND INCEPTION DATE
                                           12/31/1997

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Administrator Class shares returned 6.93% 1 for the 12-month period that ended September 30, 2006, underperforming the Russell 2000(R) Index 2, which returned 9.92% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTION OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE AT WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      Small-company value stocks were by far the strongest performing style category for the 12-month period, but the Fund's underlying portfolios in that category lagged significantly due to poor stock selection in technology, consumer staples, and finance. Also contributing to underperformance was the Small Cap Index portfolio, designed to replicate the returns of the S&P Small Cap 600 Index 3, which underperformed the Fund's overall benchmark, the Russell 2000(R) Index, for the period.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      Beginning in February 2006, a position was initiated in the Strategic Small Cap Value portfolio, managed by multiple managers. By July the position had reached 30.00% of the Fund. The source of funds for this addition was a reduction in the Fund's position in the Small Company Value portfolio. The overall weighting in the small-company value category remained constant at 33.33%.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      The Fund remains in its neutral allocation of one-third each in small-company value, small-company core, and small-company growth categories.

      Our outlook for U.S. stocks is positive, given the solid underpinnings of corporate earnings growth, ample liquidity in the financial system, reasonable valuations, positive technical readings, and neutral investor sentiment.

      Small company stocks in particular have recently shown impressive relative strength after seven years of outperforming the general market. The cycle of small company outperformance is clearly extended, and earnings momentum and valuations of small cap stocks relative to large cap have deteriorated. Prospects for small companies are more sensitive to economic growth, which may slow somewhat in future quarters in response to the lagged effects of higher interest rates and energy costs.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. FUNDS THAT INVEST IN SMALLER COMPANIES INVOLVE ADDITIONAL RISKS BECAUSE THESE COMPANIES OFTEN HAVE LIMITED FINANCIAL RESOURCES, AND THEIR STOCKS TEND TO BE MORE VOLATILE AND LESS LIQUID THAN THOSE OF LARGER COMPANIES. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of September 30, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE DIVERSIFIED SMALL CAP FUND.

1 The Fund's adviser has committed through January 31, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

            The Fund is a gateway blended Fund that invests all of its assets in two or more Master Portfolios of the Master Trust in varying proportions. References to the investment activities of the Fund are intended to refer to the investment activities of the Master Portfolios in which it invests.

            Prior to April 11, 2005, the WELLS FARGO ADVANTAGE DIVERSIFIED SMALL CAP FUND - Administrator Class was named the Wells Fargo Diversified Small Cap Fund -Institutional Class. Performance shown for the Administrator Class shares for periods prior to November 8, 1999, reflects the performance shown for the Institutional Class shares of the Norwest Advantage Diversified Small Cap Fund, its predecessor fund.

2 Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. You cannot invest directly in an Index.

3 S&P Small Cap 600 Index a market capitalization-weighted index that tracks the daily stock total return performance of an investable universe of domestic small-capitalization stocks listed on the New York Stock Exchanges, the American Stock Exchange, and the NASDAQ. You cannot invest directly in an Index.

PERFORMANCE HIGHLIGHTS                WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

                                                      6-Month*   1-Year   5-Year   Life of Fund
-----------------------------------------------------------------------------------------------
   Diversified Small Cap Fund - Administrator Class
      (Incept. Date 12/31/1997)                        (6.39)     6.93     14.02       7.51
-----------------------------------------------------------------------------------------------
   Benchmark
-----------------------------------------------------------------------------------------------
      Russell 2000(R) Index 2                          (4.61)     9.92     13.78       7.28
-----------------------------------------------------------------------------------------------

*     RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 4 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------
   Beta**                                                                   0.93
--------------------------------------------------------------------------------
   Price to Earnings Ratio (trailing 12 months)                           21.85x
--------------------------------------------------------------------------------
   Price to Book Ratio                                                     2.24x
--------------------------------------------------------------------------------
   Median Market Cap ($B)                                                  $0.83
--------------------------------------------------------------------------------
   Portfolio Turnover 5                                                      63%
--------------------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE RUSSELL 2000(R) INDEX BETA IS 1.00 BY DEFINITION.

TEN LARGEST EQUITY HOLDINGS 4,6 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------
   PDL Biopharma Incorporated                                              0.75%
--------------------------------------------------------------------------------
   Clean Harbors Incorporated                                              0.58%
--------------------------------------------------------------------------------
   Skywest Incorporated                                                    0.57%
--------------------------------------------------------------------------------
   Parametric Technology Corporation                                       0.54%
--------------------------------------------------------------------------------
   Integrated Device Technology Incorporated                               0.53%
--------------------------------------------------------------------------------
   Acco Brands Corporation                                                 0.51%
--------------------------------------------------------------------------------
   Capital Source Incorporated                                             0.50%
--------------------------------------------------------------------------------
   Tessera Technologies Incorporated                                       0.50%
--------------------------------------------------------------------------------
   World Fuel Services Corporation                                         0.50%
--------------------------------------------------------------------------------
   Varian Semiconductor Equipment Associates Incorporated                  0.48%

SECTOR DISTRIBUTION 4 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                                                      15%
Consumer Staples                                                             3%
Energy                                                                       7%
Financials                                                                  16%
Health Care                                                                 15%
Industrials                                                                 14%
Information Technology                                                      22%
Materials                                                                    4%
Telecommunications Services                                                  1%
Utilities                                                                    3%

GROWTH OF $10,000 INVESTMENT 7 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                WELLS FARGO ADVANTAGE
             DIVERSIFIED SMALL CAP FUND -
   Date          Administrator Class        Russell 2000(R) Index
----------   ----------------------------   ---------------------
12/31/1997              10,000                     10,000
 1/31/1998               9,880                      9,842
 2/28/1998              10,690                     10,570
 3/31/1998              11,170                     11,006
 4/30/1998              11,220                     11,067
 5/31/1998              10,520                     10,471
 6/30/1998              10,450                     10,493
 7/31/1998               9,660                      9,643
 8/31/1998               7,600                      7,771
 9/30/1998               7,970                      8,379
10/31/1998               8,320                      8,721
11/30/1998               8,750                      9,178
12/31/1998               9,140                      9,745
 1/31/1999               9,040                      9,875
 2/28/1999               8,260                      9,075
 3/31/1999               8,150                      9,217
 4/30/1999               8,720                     10,043
 5/29/1999               8,990                     10,189
 6/30/1999               9,500                     10,650
 7/31/1999               9,450                     10,358
 8/31/1999               9,070                      9,975
 9/30/1999               9,020                      9,977
10/31/1999               9,020                     10,017
11/30/1999               9,370                     10,615
12/31/1999              10,040                     11,817
 1/31/2000               9,570                     11,627
 2/29/2000              10,400                     13,547
 3/31/2000              10,760                     12,654
 4/30/2000              10,690                     11,893
 5/31/2000              10,350                     11,200
 6/30/2000              10,810                     12,176
 7/31/2000              10,520                     11,784
 8/31/2000              11,440                     12,683
 9/30/2000              11,180                     12,310
10/31/2000              11,090                     11,761
11/30/2000              10,180                     10,554
12/31/2000              11,219                     11,460
 1/31/2001              11,475                     12,057
 2/28/2001              11,016                     11,266
 3/31/2001              10,516                     10,714
 4/30/2001              11,261                     11,553
 5/31/2001              11,507                     11,837
 6/30/2001              11,805                     12,245
 7/31/2001              11,549                     11,583
 8/31/2001              11,208                     11,208
 9/30/2001               9,781                      9,700
10/31/2001              10,143                     10,267
11/30/2001              10,890                     11,062
12/31/2001              11,452                     11,745
 1/31/2002              11,560                     11,623
 2/28/2002              11,506                     11,304
 3/31/2002              12,411                     12,213
 4/30/2002              12,691                     12,324
 5/31/2002              12,239                     11,777
 6/30/2002              11,776                     11,193
 7/31/2002              10,020                      9,502
 8/31/2002              10,095                      9,478
 9/30/2002               9,373                      8,797
10/31/2002               9,621                      9,079
11/30/2002              10,149                      9,890
12/31/2002               9,786                      9,339
 1/31/2003               9,449                      9,081
 2/28/2003               9,144                      8,806
 3/31/2003               9,275                      8,920
 4/30/2003              10,036                      9,765
 5/31/2003              10,993                     10,813
 6/30/2003              11,275                     11,009
 7/31/2003              12,015                     11,698
 8/31/2003              12,569                     12,234
 9/30/2003              12,308                     12,008
10/31/2003              13,254                     13,017
11/30/2003              13,657                     13,479
12/31/2003              14,084                     13,752
 1/31/2004              14,467                     14,350
 2/29/2004              14,599                     14,478
 3/31/2004              14,752                     14,613
 4/30/2004              14,205                     13,868
 5/31/2004              14,380                     14,089
 6/30/2004              15,004                     14,682
 7/31/2004              14,139                     13,694
 8/31/2004              13,997                     13,623
 9/30/2004              14,675                     14,263
10/31/2004              15,026                     14,544
11/30/2004              16,240                     15,805
12/31/2004              16,776                     16,273
 1/31/2005              16,105                     15,594
 2/28/2005              16,458                     15,858
 3/31/2005              16,011                     15,404
 4/30/2005              15,163                     14,522
 5/31/2005              16,082                     15,472
 6/30/2005              16,741                     16,069
 7/31/2005              17,659                     17,087
 8/31/2005              17,424                     16,770
 9/30/2005              17,624                     16,823
10/31/2005              16,847                     16,301
11/30/2005              17,824                     17,092
12/31/2005              17,907                     17,014
 1/31/2006              19,372                     18,540
 2/28/2006              19,321                     18,489
 3/31/2006              20,131                     19,386
 4/30/2006              20,092                     19,382
 5/31/2006              19,025                     18,294
 6/30/2006              18,832                     18,411
 7/31/2006              18,202                     17,812
 8/31/2006              18,755                     18,340
 9/30/2006              18,845                     18,492

--------------------------------------------------------------------------------

4 Fund characteristics, equity holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, equity holdings and sector distribution.

5 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

6 The Ten Largest Equity Holdings are calculated based on the market value of the Master Trust portfolio securities allocable to the Fund divided by total market value of the portfolio of investments of the Fund. See Notes to Financial Statements for a discussion of the Master Trust.

7 The chart compares the performance of the WELLS FARGO ADVANTAGE DIVERSIFIED SMALL CAP FUND Administrator Class shares for the life of the Fund with the Russell 2000(R) Index. The chart assumes a hypothetical investment of $10,000 in Administrator Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS                PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE EQUITY INCOME FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE EQUITY INCOME FUND (the Fund) seeks long-term capital appreciation and above-average dividend income.

ADVISER                                  SUBADVISER
  Wells Fargo Funds Management, LLC        Wells Capital Management Incorporated

FUND MANAGERS                            FUND INCEPTION DATE
  Gary J. Dunn, CFA                        03/31/1989
  Robert M. Thornburg

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 10.73% 1 (excluding sales charges) for the 12-month period that ended September 30, 2006, underperforming its benchmark, the Russell 1000(R) Value Index 2, which returned 14.62%. In addition, the Fund underperformed the S&P 500 Index 3, which returned 10.78% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTION OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE AT WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The utilities, energy, and industrials sectors detracted from performance. In utilities, for example, Dominion Resources and FPL Group were both hurt by hurricane activity in their service areas and by higher interest rates. Another utility, Public Service Enterprise Group, dropped significantly after its proposed merger with rival Exelon was terminated due to unacceptable terms for approval imposed by the New Jersey Board of Public Utilities. In the energy sector, oil companies generally declined as prices fell from a high of $77.02 to a low of $56.34, and ended the period at $62.91. ConocoPhillips and British Petroleum both fell in response to the loss of oil production from Alaska's Prudhoe Bay, a major source of energy supply. In industrials, 3M's second-quarter earnings fell short of estimates because of higher costs in its optical film production business and low demand from the flat-panel TV makers who use 3M's screen coatings.

      Sectors that added to the Fund's performance included telecommunication services, financials, health care, and materials. Telecom companies Verizon and AT&T both benefited from good fourth-quarter earnings, announcements of share-buyback programs, and industry consolidation. In financials, JPMorgan Chase was up more than 40% after reporting very solid profits. Morgan Stanley shares benefited from John Mack's return to the company as CEO and his focus on improved financial performance and accelerating growth. Medical equipment maker Becton Dickinson's quarterly earnings consistently came in better than analysts' consensus expectations, while drugmaker Pfizer was helped by a favorable court ruling upholding the patent on its multibillion dollar cholesterol drug Lipitor. Materials company Air Products and Chemicals rose after reporting solid double-digit quarterly earnings increases.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      We initiated six new equity positions during the 12-month period: Cisco Systems, MDU Resources Group, Sysco, Biomet, United Technologies, and Halliburton. These purchases helped us further diversify the portfolio with quality holdings at reasonable valuations. In contrast, we sold positions in Quest Diagnostics, Royal Dutch Petroleum, and Acco Brands because their valuations and characteristics no longer met our criteria for holding them. We reduced the Fund's allocation to consumer discretionary and consumer staples stocks while increasing our stake in the information technology sector--reflecting a shift in our investment focus from consumer to business spending. Corporate management teams currently have increased flexibility to spend because of their strong profits, cash flows, and liquidity.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We believe that impressive corporate earnings growth will continue at least through the end of 2006. Equity market valuations still remain relatively compressed as corporate earnings continue to rise faster than stock prices. At period end, the stock market's price-to-earnings ratio was close to its historical average, despite below-average interest rates and core inflation, above-average profit growth, and liquidity growth. We believe that business spending will remain a source of growth for the economy, with high levels of business confidence and exceptional corporate profits and cash flows.

      The Fund's investment style has enjoyed strong relative performance since the end of January 2006, and we are hopeful that the trend will continue. The strong earnings growth we have seen not only tends to drive stock prices higher but may also allow management to continue the double-digit dividend increases seen during the past five years. We believe that these attractive fundamentals favor the types of businesses we regularly invest in--high-quality, industry-leading companies with strong track records and whose shares are selling at reasonable valuations.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of September 30, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE EQUITY INCOME FUND.

1 The Fund's adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

            The Fund is a gateway feeder fund that invests all of its assets in a single master portfolio of the Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolio in which it invests.(CONTINUED)

PERFORMANCE HIGHLIGHTS                WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

                                                          Including Sales Charge                 Excluding Sales Charge
                                                   ------------------------------------   ------------------------------------
                                                   6-Month*   1-Year   5-Year   10-Year   6-Month*   1-Year   5-Year   10-Year
------------------------------------------------------------------------------------------------------------------------------
   Equity Income Fund - Class A
      (Incept. Date 05/02/1996)                      0.90      4.36     5.69      7.43      7.06      10.73     6.95     8.07
------------------------------------------------------------------------------------------------------------------------------
   Equity Income Fund - Class B
      (Incept. Date 05/02/1996)                      1.65      4.88     5.84      7.26      6.65       9.88     6.15     7.26
------------------------------------------------------------------------------------------------------------------------------
   Equity Income Fund - Class C
      (Incept. Date 10/01/1998)                      5.65      8.90     6.17      7.26      6.65       9.90     6.17     7.26
------------------------------------------------------------------------------------------------------------------------------
   Equity Income Fund - Administrator Class
     (Incept. Date 11/11/1994)                                                              7.17      10.98     7.22     8.25
------------------------------------------------------------------------------------------------------------------------------
   Benchmarks
------------------------------------------------------------------------------------------------------------------------------
      Russell 1000(R) Value Index 2                                                         6.85      14.62    10.73    11.20
------------------------------------------------------------------------------------------------------------------------------
      S&P 500 Index 3                                                                       4.14      10.78     6.97     8.58
------------------------------------------------------------------------------------------------------------------------------

*     RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 4 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------
   Beta**                                                                   0.90
--------------------------------------------------------------------------------
   Price to Earnings Ratio (trailing 12 months)                           15.80x
--------------------------------------------------------------------------------
   Price to Book Ratio                                                     2.58x
--------------------------------------------------------------------------------
   Median Market Cap ($B)                                                $ 48.36
--------------------------------------------------------------------------------
   Portfolio Turnover 6                                                       7%
--------------------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE RUSSELL 1000(R) VALUE INDEX BETA IS 1.00 BY DEFINITION.

TEN LARGEST EQUITY HOLDINGS 4,5 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------
   Citigroup Incorporated                                                  4.21%
--------------------------------------------------------------------------------
   Exxon Mobil Corporation                                                 3.58%
--------------------------------------------------------------------------------
   General Electric Company                                                3.32%
--------------------------------------------------------------------------------
   Morgan Stanley                                                          3.31%
--------------------------------------------------------------------------------
   Bank of America Corporation                                             2.95%
--------------------------------------------------------------------------------
   Chevron Corporation                                                     2.86%
--------------------------------------------------------------------------------
   St. Paul Travelers Companies Incorporated                               2.83%
--------------------------------------------------------------------------------
   Fortune Brands Incorporated                                             2.52%
--------------------------------------------------------------------------------
   ConocoPhillips                                                          2.39%
--------------------------------------------------------------------------------
   JPMorgan Chase & Company                                                2.39%

SECTOR DISTRIBUTION 4 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                                                       9%
Consumer Staples                                                             9%
Energy                                                                      12%
Financials                                                                  29%
Health Care                                                                  9%
Industrials                                                                  9%
Information Technology                                                       9%
Materials                                                                    4%
Telecommunication Services                                                   4%
Utilities                                                                    6%

GROWTH OF $10,000 INVESTMENT 7 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                                       WELLS FARGO ADVANTAGE
              WELLS FARGO ADVANTAGE        EQUITY INCOME -     Russell 1000(R)
   Date      EQUITY INCOME - Class A    Administrator Class      Value Index     S&P 500 Index
----------   -----------------------   ---------------------   ---------------   -------------
 9/30/1996            9,425                    10,000               10,000           10,000
10/31/1996            9,603                    10,189               10,387           10,276
11/30/1996           10,278                    10,909               11,140           11,052
12/31/1996           10,088                    10,704               10,997           10,833
 1/31/1997           10,587                    11,229               11,531           11,510
 2/28/1997           10,739                    11,394               11,700           11,600
 3/31/1997           10,400                    11,035               11,279           11,124
 4/30/1997           10,736                    11,391               11,753           11,787
 5/31/1997           11,234                    11,919               12,410           12,504
 6/30/1997           11,714                    12,425               12,942           13,064
 7/31/1997           12,490                    13,248               13,915           14,103
 8/31/1997           11,885                    12,607               13,420           13,313
 9/30/1997           12,486                    13,248               14,231           14,041
10/31/1997           12,099                    12,838               13,834           13,572
11/30/1997           12,677                    13,450               14,445           14,201
12/31/1997           12,920                    13,705               14,867           14,445
 1/31/1998           12,937                    13,727               14,656           14,604
 2/28/1998           13,804                    14,647               15,642           15,657
 3/31/1998           14,531                    15,418               16,599           16,458
 4/30/1998           14,665                    15,556               16,711           16,626
 5/31/1998           14,451                    15,329               16,463           16,340
 6/30/1998           14,680                    15,573               16,674           17,004
 7/31/1998           14,262                    15,132               16,381           16,823
 8/31/1998           12,471                    13,228               13,943           14,392
 9/30/1998           13,158                    13,961               14,743           15,315
10/31/1998           14,094                    14,950               15,886           16,560
11/30/1998           14,756                    15,653               16,626           17,564
12/31/1998           15,222                    16,151               17,192           18,575
 1/31/1999           15,179                    16,105               17,329           19,352
 2/28/1999           15,215                    16,139               17,085           18,750
 3/31/1999           15,809                    16,770               17,439           19,500
 4/30/1999           16,624                    17,639               19,067           20,254
 5/31/1999           16,581                    17,589               18,858           19,776
 6/30/1999           17,261                    18,314               19,404           20,874
 7/31/1999           16,802                    17,827               18,836           20,222
 8/31/1999           16,522                    17,527               18,137           20,122
 9/30/1999           15,891                    16,857               17,504           19,571
10/31/1999           16,330                    17,323               18,512           20,810
11/30/1999           16,453                    17,457               18,368           21,232
12/31/1999           16,480                    17,488               18,456           22,483
 1/31/2000           15,649                    16,610               17,854           21,354
 2/29/2000           14,453                    15,344               16,528           20,950
 3/31/2000           15,897                    16,884               18,544           22,999
 4/30/2000           15,820                    16,805               18,329           22,307
 5/31/2000           16,079                    17,080               18,522           21,850
 6/30/2000           15,702                    16,683               17,675           22,389
 7/31/2000           15,387                    16,352               17,896           22,040
 8/31/2000           16,250                    17,274               18,891           23,409
 9/30/2000           16,077                    17,092               19,065           22,173
10/31/2000           16,505                    17,552               19,534           22,080
11/30/2000           15,925                    16,939               18,809           20,340
12/31/2000           16,751                    17,821               19,752           20,439
 1/31/2001           16,739                    17,812               19,827           21,165
 2/28/2001           16,247                    17,293               19,275           19,237
 3/31/2001           15,337                    16,326               18,595           18,019
 4/30/2001           16,357                    17,417               19,506           19,418
 5/31/2001           16,651                    17,730               19,945           19,548
 6/30/2001           16,163                    17,218               19,502           19,073
 7/31/2001           15,987                    17,034               19,461           18,886
 8/31/2001           15,646                    16,675               18,681           17,705
 9/30/2001           14,636                    15,596               17,366           16,277
10/31/2001           14,816                    15,798               17,216           16,587
11/30/2001           15,618                    16,650               18,217           17,860
12/31/2001           15,800                    16,850               18,647           18,017
 1/31/2002           15,570                    16,608               18,503           17,754
 2/28/2002           15,659                    16,708               18,533           17,411
 3/31/2002           16,174                    17,262               19,409           18,066
 4/30/2002           15,668                    16,722               18,743           16,971
 5/31/2002           15,655                    16,713               18,837           16,847
 6/30/2002           14,822                    15,830               17,756           15,648
 7/31/2002           13,458                    14,372               16,105           14,429
 8/31/2002           13,519                    14,442               16,227           14,522
 9/30/2002           11,732                    12,534               14,423           12,945
10/31/2002           12,598                    13,459               15,491           14,083
11/30/2002           13,341                    14,262               16,467           14,911
12/31/2002           12,657                    13,533               15,753           14,036
 1/31/2003           12,265                    13,114               15,371           13,670
 2/28/2003           11,887                    12,714               14,961           13,465
 3/31/2003           11,910                    12,741               14,986           13,594
 4/30/2003           12,866                    13,765               16,305           14,714
 5/31/2003           13,621                    14,574               17,358           15,488
 6/30/2003           13,895                    14,874               17,575           15,686
 7/31/2003           14,141                    15,143               17,839           15,962
 8/31/2003           14,204                    15,210               18,117           16,274
 9/30/2003           14,093                    15,093               17,941           16,101
10/31/2003           14,894                    15,957               19,039           17,011
11/30/2003           15,052                    16,131               19,297           17,160
12/31/2003           15,949                    17,090               20,486           18,060
 1/31/2004           16,227                    17,393               20,847           18,392
 2/29/2004           16,661                    17,863               21,293           18,648
 3/31/2004           16,473                    17,662               21,107           18,366
 4/30/2004           16,203                    17,378               20,591           18,078
 5/31/2004           16,222                    17,403               20,801           18,325
 6/30/2004           16,482                    17,682               21,293           18,681
 7/31/2004           16,145                    17,325               20,993           18,063
 8/31/2004           16,273                    17,473               21,291           18,135
 9/30/2004           16,408                    17,620               21,621           18,331
10/31/2004           16,517                    17,743               21,981           18,611
11/30/2004           17,217                    18,495               23,092           19,365
12/31/2004           17,724                    19,042               23,865           20,023
 1/31/2005           17,608                    18,922               23,442           19,535
 2/28/2005           18,150                    19,510               24,218           19,945
 3/31/2005           17,788                    19,127               23,886           19,592
 4/30/2005           17,457                    18,771               23,458           19,220
 5/31/2005           17,910                    19,264               24,023           19,831
 6/30/2005           17,849                    19,204               24,286           19,859
 7/31/2005           18,395                    19,793               24,989           20,597
 8/31/2005           18,288                    19,684               24,880           20,410
 9/30/2005           18,498                    19,917               25,229           20,575
10/31/2005           18,207                    19,603               24,589           20,232
11/30/2005           18,749                    20,187               25,393           20,996
12/31/2005           18,639                    20,080               25,549           21,005
 1/31/2006           18,912                    20,374               26,541           21,561
 2/28/2006           19,020                    20,497               26,703           21,620
 3/31/2006           19,133                    20,625               27,065           21,888
 4/30/2006           19,647                    21,180               27,752           22,181
 5/31/2006           19,120                    20,618               27,051           21,544
 6/30/2006           19,155                    20,656               27,224           21,572
 7/31/2006           19,563                    21,103               27,886           21,706
 8/31/2006           20,016                    21,599               28,353           22,223
 9/30/2006           20,483                    22,103               28,918           22,796

--------------------------------------------------------------------------------

            Prior to April 11, 2005, the WELLS FARGO ADVANTAGE EQUITY INCOME FUND was named the Wells Fargo Equity Income Fund. Performance shown for the Administrator Class (formerly Institutional Class) shares for periods prior to November 8, 1999, reflects the performance of the Institutional Class shares of the Norwest Advantage Income Equity Fund, its predecessor fund. Performance shown for Class A, Class B and Class C shares of the Fund for periods prior to November 8, 1999, reflects the performance of the applicable share class of the Norwest Advantage Income Equity Fund, its predecessor fund. Performance shown for the Class A and Class B shares of the Fund for periods prior to May 2, 1996, reflects the performance of the Administrator Class shares of the Fund adjusted to reflect Class A and Class B sales charges and expenses, respectively. Performance shown for the Class C shares for periods prior to October 1, 1998, reflects the performance of the Administrator Class shares of the Fund adjusted to reflect Class C sales charges and expenses.

2 The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an Index. The Fund has selected the Russell 1000(R) Value Index to replace the S&P 500 Index as its benchmark index going forward because the Russell 1000(R) Value Index is more representative of the breadth of the Fund's holdings.

3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

4 Fund characteristics, equity holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, equity holdings and sector distribution.

5 The Ten Largest Equity Holdings are calculated based on the market value of the Master Trust portfolio securities allocable to the Fund divided by total market value of the portfolio of investments of the Fund. See Notes to Financial Statements for a discussion of the Master Trust.

6 Portfolio turnover rate represents the activity from the Funds investment in a single Master Portfolio.

7 The chart compares the performance of the WELLS FARGO ADVANTAGE EQUITY INCOME FUND Class A and Administrator Class shares for the most recent ten years with the Russell 1000(R) Value Index and S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS                PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE EQUITY VALUE FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE EQUITY VALUE FUND (the Fund) seeks long-term capital appreciation.

ADVISER                                  SUBADVISER
  Wells Fargo Funds Management, LLC        Systematic Financial Management, L.P.

FUND MANAGERS                            FUND INCEPTION DATE
  D. Kevin McCreesh, CFA                   08/29/2003
  Ronald M. Mushock, CFA

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 10.23% 1 (excluding sales charges) for the 12-month period that ended September 30, 2006, underperforming its benchmark, the Russell 1000(R) Value Index 2, which returned 14.62%. In addition, the Fund underperformed the S&P 500 Index 3, which returned 10.78% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTION OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE AT WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS AND INSTITUTIONAL CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund's underperformance relative to its benchmark was primarily attributed to disappointing stock selection within the energy, information technology, and materials sectors. Within energy, the Fund was hurt by its overweighted position in stocks that had positive earnings and good fundamentals but that nevertheless underperformed our expectations. One such holding that continued to deliver strong financial results yet experienced some softness in its stock price was Chesapeake Energy. Diamond Offshore is another stock in the energy sector that detracted from the Fund's returns, despite its strong fundamentals. In the technology sector, two holdings that negatively impacted results were Broadcom and Advanced Micro Devices. Two of the Fund's holdings in the materials sector that detracted from results were IPSCO and Alcoa, both of which were negatively impacted by falling commodity prices. The Fund's top performing sector was consumer discretionary led by Abercrombie & Fitch and J.C. Penney.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      The Fund increased its exposure in the consumer staples sector by adding Coca-Cola Enterprises, Heinz, Safeway, and Kraft Foods. Coca-Cola Enterprises benefited from the fast-growing noncarbonated segment of the beverage market, which includes flavored waters, teas, and juices. Heinz, on the other hand, was aided by a newly implemented cost-savings plan that resulted in positive earnings revisions. Safeway was lifted by industry consolidation when its competitor, Albertson's, recently closed several stores. And, lower wholesale costs for many of its products--including meats, poultry, and dairy--were the primary drivers for Kraft Foods improving its fundamentals.

      In industrials, we reduced the Fund's exposure by selling Honeywell, U.S. Airways Group, and Textron. The Fund's position in Honeywell was eliminated due to some weakness in its aerospace unit. We liquidated U.S. Airways Group after consensus estimates for the company were lowered in response to declining traffic trends. Finally, we eliminated Textron because anticipated future orders for its V22 aircraft were not expected to materialize at the same rate as previously projected.

      Changes made in the consumer discretionary sector included the purchase of TJX Companies, Federated Department Stores, and Sears Holdings. Additionally, the Fund eliminated its positions in American Eagle Outfitters and Abercrombie & Fitch.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      It appears as if the market is poised to deliver its fourth straight year of positive returns. The fourth quarter has historically been the best time of the year for large and mid cap stocks, while it has been the second-best period for small caps. The best-performing quarter for small caps has typically been the first quarter of each year, due to the January effect, also known as the year-end effect. Regardless of what history tells us, we are confident that the backdrop for equities remains positive. Lower gasoline prices, which were credited for the sharper-than-expected rebound in U.S. consumer confidence during the month of September, were a major catalyst for the market's recent jump. Add to the picture another solid corporate earnings season, which we believe we will see, and the market may very well push even higher by the end of 2006.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of September 30, 2006, and are those of the Fund's managers.The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE EQUITY VALUE FUND.

1 The Fund's adviser has committed through January 31, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

            The Fund is a gateway feeder Fund that invests all of its assets in a single master portfolio of the Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolio in which it invests.

            Prior to April 11, 2005, the WELLS FARGO ADVANTAGE EQUITY VALUE FUND
      - Administrator Class was named the Wells Fargo Large Cap Value Fund - Institutional Class. Performance for the Institutional Class shares of the WELLS FARGO ADVANTAGE EQUITY VALUE FUND prior to August 31, 2006, reflects the performance of the Administrator Class shares of the Fund and includes fees and expenses that are not applicable to and are higher than those of the Institutional Class.

PERFORMANCE HIGHLIGHTS                WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

                                                  Including Sales Charge             Excluding Sales Charge
                                             --------------------------------   --------------------------------
                                             6-Month*   1-Year   Life of Fund   6-Month*   1-Year   Life of Fund
----------------------------------------------------------------------------------------------------------------
   Equity Value Fund - Class A
      (Incept. Date 08/29/2003)               (2.06)     3.96        12.68         3.91     10.23       14.86
----------------------------------------------------------------------------------------------------------------
   Equity Value Fund - Class B
      (Incept. Date 08/29/2003)               (1.54)     4.43        13.24         3.46      9.43       13.99
----------------------------------------------------------------------------------------------------------------
   Equity Value Fund - Class C
      (Incept. Date 08/29/2003)                2.53      8.43        14.02         3.53      9.43       14.02
----------------------------------------------------------------------------------------------------------------
   Equity Value Fund - Administrator Class
      (Incept. Date 08/29/2003)                                                    4.07     10.60       15.17
----------------------------------------------------------------------------------------------------------------
   Equity Value Fund - Institutional Class
      (Incept. Date 08/31/2006)                                                    4.07     10.60       15.17
----------------------------------------------------------------------------------------------------------------
   Benchmarks
----------------------------------------------------------------------------------------------------------------
      Russell 1000(R) Value Index 2                                                6.85     14.62       16.38
----------------------------------------------------------------------------------------------------------------
      S&P 500 Index 3                                                              4.14     10.78       11.53

*     RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 4 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------
   Beta**                                                                   1.00
--------------------------------------------------------------------------------
   Price to Earnings Ratio (trailing 12 months)                           14.40x
--------------------------------------------------------------------------------
   Price to Book Ratio                                                     2.40x
--------------------------------------------------------------------------------
   Median Market Cap ($B)                                                $ 17.70
--------------------------------------------------------------------------------
   Portfolio Turnover 6                                                     107%
--------------------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE RUSSELL 1000(R) VALUE INDEX BETA IS 1.00 BY DEFINITION.

TEN LARGEST EQUITY HOLDINGS 4,5 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------
   Bank of America Corporation                                             4.50%
--------------------------------------------------------------------------------
   Exxon Mobil Corporation                                                 4.40%
--------------------------------------------------------------------------------
   Pfizer Incorporated                                                     3.48%
--------------------------------------------------------------------------------
   Chesapeake Energy Corporation                                           3.46%
--------------------------------------------------------------------------------
   Citigroup Incorporated                                                  3.21%
--------------------------------------------------------------------------------
   AT & T Incorporated                                                     3.03%
--------------------------------------------------------------------------------
   JPMorgan Chase & Company                                                2.69%
--------------------------------------------------------------------------------
   Altria Group Incorporated                                               2.21%
--------------------------------------------------------------------------------
   J.C. Penney Company Incorporated                                        2.03%
--------------------------------------------------------------------------------
   Merrill Lynch & Company Incorporated                                    1.90%

SECTOR DISTRIBUTION 4 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                                                      10%
Consumer Staples                                                             9%
Energy                                                                      12%
Financials                                                                  28%
Health Care                                                                 11%
Industrials                                                                  6%
Information Technology                                                       7%
Materials                                                                    5%
Telecommunication Services                                                   7%
Utilities                                                                    5%

GROWTH OF $10,000 INVESTMENT 7 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

             WELLS FARGO ADVANTAGE   WELLS FARGO ADVANTAGE
              EQUITY VALUE FUND -     EQUITY VALUE FUND -    Russell 1000(R)
   Date             Class A           Administrator Class      Value Index     S&P 500 Index
----------   ---------------------   ---------------------   ---------------   -------------
 8/31/2003            9,425                  10,000               10,000           10,000
 9/30/2003            9,255                   9,820                9,902            9,894
10/31/2003            9,689                  10,280               10,508           10,453
11/30/2003           10,028                  10,650               10,651           10,545
12/31/2003           10,438                  11,088               11,308           11,098
 1/31/2004           10,618                  11,278               11,506           11,302
 2/29/2004           10,910                  11,599               11,753           11,459
 3/31/2004           10,750                  11,428               11,650           11,286
 4/30/2004           10,306                  10,958               11,365           11,109
 5/31/2004           10,476                  11,138               11,481           11,261
 6/30/2004           10,825                  11,519               11,753           11,479
 7/31/2004           10,580                  11,258               11,587           11,099
 8/31/2004           10,599                  11,278               11,752           11,144
 9/30/2004           10,825                  11,519               11,934           11,264
10/31/2004           11,080                  11,799               12,132           11,436
11/30/2004           11,664                  12,419               12,746           11,900
12/31/2004           11,996                  12,782               13,173           12,304
 1/31/2005           11,816                  12,581               12,939           12,004
 2/28/2005           12,271                  13,072               13,368           12,256
 3/31/2005           12,091                  12,892               13,184           12,039
 4/30/2005           11,711                  12,481               12,948           11,810
 5/31/2005           12,110                  12,912               13,260           12,186
 6/30/2005           12,309                  13,132               13,405           12,203
 7/31/2005           12,764                  13,613               13,793           12,657
 8/31/2005           12,773                  13,623               13,733           12,542
 9/30/2005           13,105                  13,994               13,925           12,643
10/31/2005           12,735                  13,593               13,572           12,432
11/30/2005           13,115                  14,004               14,016           12,902
12/31/2005           13,204                  14,106               14,102           12,907
 1/31/2006           13,730                  14,670               14,649           13,249
 2/28/2006           13,739                  14,680               14,739           13,285
 3/31/2006           13,911                  14,861               14,938           13,450
 4/30/2006           14,131                  15,103               15,318           13,630
 5/31/2006           13,720                  14,670               14,931           13,239
 6/30/2006           13,854                  14,821               15,027           13,256
 7/31/2006           14,026                  15,002               15,392           13,338
 8/31/2006           14,284                  15,274               15,650           13,656
 9/30/2006           14,456                  15,465               15,961           14,008

--------------------------------------------------------------------------------

2 The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an Index. The Fund has selected the Russell 1000(R) Value Index to replace the S&P 500 Index as its benchmark index going forward because the Russell 1000(R) Value Index is more representative of the breadth of the Fund's holdings.

3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

4 Fund characteristics, equity holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, equity holdings and sector distribution.

5 The Ten Largest Equity Holdings are calculated based on the market value of the Master Trust Portfolio securities allocable to the Fund divided by total market value of the portfolio of investments of the Fund. See Notes to Financial Statements for a discussion of the Master Trust.

6 Portfolio turnover rate represents the activity from the Funds investment in a single Master Portfolio.

7 The chart compares the performance of the WELLS FARGO ADVANTAGE EQUITY VALUE FUND Class A and Administrator Class shares for the life of the Fund with the Russell 1000(R) Value Index and S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS                PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE GROWTH EQUITY FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE GROWTH EQUITY FUND (the Fund) seeks long-term capital appreciation with moderate annual return volatility by diversifying its investments among different equity investment styles.

ADVISER                                           FUND MANAGERS
  Wells Fargo Funds Management, LLC                 Thomas C. Biwer, CFA
                                                    Christian L. Chan, CFA
SUBADVISERS OF MASTER PORTFOLIOS                    Andrew Owen, CFA
  Artisan Partners Limited Partnership
  LSV Asset Management                            FUND INCEPTION DATE
  New Star Institutional Managers Limited           04/30/1989
  Peregrine Capital Management, Inc.
  Smith Asset Management Group, L.P.
  SSgA Funds Management, Inc.
  Wells Capital Management Incorporated

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 7.80% 1 (excluding sales charges) for the 12-month period that ended September 30, 2006, underperforming its benchmark, the Growth Equity Composite Index 2, which returned 11.36%. In addition, the Fund underperformed the S&P 500 Index 3, which returned 10.78% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTION OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE AT WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR AND INSTITUTIONAL CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      International equities were by far the best performing asset class for the period, aided by a modest decline in the U.S. dollar, and three of the Fund's four international funds outperformed the MSCI EAFE(R) Index 4. Large-company growth stocks were the weakest performing market segment, and that weakness was exacerbated by the underperformance of both underlying large growth portfolios. The Large Company Growth portfolio, the Fund's largest holding that focuses on high-quality growth companies, was hurt by some of its technology holdings, but showed exceptionally strong results in the final two months of the period. Small company stocks performed in line with the general market, but three of the four component portfolios underperformed their small cap benchmark, in part because of the unusual strength of lower-quality companies in the benchmark.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      Beginning in February 2006, a position was initiated in the Strategic Small Cap Value portfolio, managed by multiple managers. By July the position had reached 10.50% of the Fund. The source of revenue for this addition was a reduction in the Fund's position in the Small Company Value portfolio. The overall weighting in the small-company value category remained constant at 11.67%.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      The Fund remains invested in its neutral allocation of 35% in the large-cap growth category, 35% in the small-company category, and 30% in the international equity category.

      Our outlook for U.S. stocks is positive, given the solid underpinnings of corporate earnings growth, ample liquidity in the financial system, reasonable valuations, healthy technical readings, and neutral investor sentiment. Our outlook for non-U.S. equities is similarly positive, supported by firming global economic growth and attractive valuations.

      Growth stocks as a group have lagged the overall market for some years now but that trend recently may have begun to reverse itself. Our outlook for growth stocks is positive now that signs of slower economic growth, especially in housing and auto sales, have emerged. This kind of shift in the economy tends to favor growth stocks over cyclical/value stocks.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO SMALL AND MEDIUM COMPANY SECURITIES RISK AND FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of September 30, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE GROWTH EQUITY FUND.

1 The Fund's adviser has committed through January 31, 2008, for Class A, Class B, Class C, and Administrator Class shares and through April 30, 2007 for Institutional Class shares, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

            The Fund is a gateway blended Fund that invests all of its assets in two or more master portfolios of the Master Trust in varying proportions. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolios in which it invests.

            Prior to April 11, 2005, the WELLS FARGO ADVANTAGE GROWTH EQUITY FUND was named the Wells Fargo Growth Equity Fund. Performance shown for the Administrator Class (formerly named Institutional Class) shares for periods prior to November 8, 1999, reflects the performance of the Institutional Class shares of Norwest Advantage Growth Equity Fund, its predecessor fund. Performance shown for the Institutional Class (formerly named Select Class) shares for periods prior to April 11, 2005, reflects the performance of the Administrator Class shares of the Wells Fargo Growth Equity Fund and for periods prior to November 8, 1999, reflects the performance of the Administrator Class shares of Norwest Advantage Growth Equity Fund, its predecessor fund. Performance shown for the Class A, Class B and Class C shares of the Fund for periods prior to November 8, 1999, reflects the performance of the applicable share class of the Norwest Advantage Growth Equity Fund, its predecessor fund. Performance shown for the Class A shares for periods prior to May 2, 1996, reflects the performance of the Administrator Class shares of the Fund adjusted to reflect Class A sales charges and expenses. Performance shown for the Class B shares for periods prior to May 6, 1996, reflects the performance of the Administrator Class shares of the Fund adjusted to reflect Class B sales charges and expenses. Performance shown for the Class C shares for periods prior to October 1, 1998, reflects the performance of the Administrator Class shares of the Fund adjusted to reflect Class C sales charges and expenses.

PERFORMANCE HIGHLIGHTS                WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

                                                          Including Sales Charge                 Excluding Sales Charge
                                                   ------------------------------------   ------------------------------------
                                                   6-Month*   1-Year   5-Year   10-Year   6-Month*   1-Year   5-Year   10-Year
------------------------------------------------------------------------------------------------------------------------------
   Growth Equity Fund - Class A
      (Incept. Date 05/02/1996)                     (8.39)     1.60     7.43      6.89     (2.80)      7.80     8.71     7.53
------------------------------------------------------------------------------------------------------------------------------
   Growth Equity Fund - Class B
      (Incept. Date 05/06/1996)                     (8.20)     2.01     7.58      6.71     (3.20)      7.01     7.88     6.71
------------------------------------------------------------------------------------------------------------------------------
   Growth Equity Fund - Class C
      (Incept. Date 10/01/1998)                     (4.16)     6.03     7.89      6.80     (3.16)      7.03     7.89     6.80
------------------------------------------------------------------------------------------------------------------------------
   Growth Equity Fund - Administrator Class
      (Incept. Date 11/11/1994)                                                            (2.67)      8.09     8.98     7.71
------------------------------------------------------------------------------------------------------------------------------
   Growth Equity Fund - Institutional Class
      (Incept. Date 04/11/2005)                                                            (2.60)      8.30     9.04     7.74
------------------------------------------------------------------------------------------------------------------------------
   Benchmarks
------------------------------------------------------------------------------------------------------------------------------
      Growth Equity Composite Index 2                                                      (0.28)     11.36    10.76     7.46
------------------------------------------------------------------------------------------------------------------------------
      S&P 500 Index 3                                                                       4.14      10.78     6.97     8.58

*     RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 5 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------
   Beta**                                                                   1.01
--------------------------------------------------------------------------------
   Price to Earnings Ratio (trailing 12 months)                           19.61x
--------------------------------------------------------------------------------
   Price to Book Ratio                                                     2.92x
--------------------------------------------------------------------------------
   Median Market Cap ($B)                                                 $17.68
--------------------------------------------------------------------------------
   Portfolio Turnover 6                                                      39%
--------------------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE GROWTH EQUITY COMPOSITE INDEX BETA IS 1.00 BY DEFINITION.

TEN LARGEST EQUITY HOLDINGS 5,7 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------
   Goldman Sachs Group Incorporated                                        2.97%
--------------------------------------------------------------------------------
   Microsoft Corporation                                                   2.35%
--------------------------------------------------------------------------------
   Medtronic Incorporated                                                  1.98%
--------------------------------------------------------------------------------
   eBay Incorporated                                                       1.82%
--------------------------------------------------------------------------------
   Charles Schwab Corporation                                              1.57%
--------------------------------------------------------------------------------
   Cisco Systems Incorporated                                              1.53%
--------------------------------------------------------------------------------
   American International Group Incorporated                               1.32%
--------------------------------------------------------------------------------
   Franklin Resources Incorporated                                         1.31%
--------------------------------------------------------------------------------
   Genentech Incorporated                                                  1.18%
--------------------------------------------------------------------------------
   Target Corporation                                                      1.12%

SECTOR DISTRIBUTION 5 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                                                      10%
Consumer Staples                                                             2%
Energy                                                                       3%
Financials                                                                  14%
Health Care                                                                 11%
Industrials                                                                  7%
Information Technology                                                      21%
Materials                                                                    1%
Utilities                                                                    1%
International                                                               30%

GROWTH OF $10,000 INVESTMENT 8 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

             WELLS FARGO ADVANTAGE   WELLS FARGO ADVANTAGE
              GROWTH EQUITY FUND -    GROWTH EQUITY FUND -    Growth Equity
   Date             Class A           Administrator Class    Composite Index   S&P 500 Index
----------   ---------------------   ---------------------   ---------------   -------------
 9/30/1996            9,425                  10,000               10,000           10,000
10/31/1996            9,354                   9,924                9,936           10,276
11/30/1996            9,827                  10,426               10,459           11,052
12/31/1996            9,855                  10,456               10,443           10,833
 1/31/1997           10,183                  10,804               10,663           11,509
 2/28/1997           10,057                  10,670               10,600           11,600
 3/31/1997            9,630                  10,217               10,235           11,124
 4/30/1997            9,865                  10,463               10,500           11,787
 5/31/1997           10,755                  11,411               11,379           12,504
 6/30/1997           11,305                  11,995               11,897           13,064
 7/31/1997           11,997                  12,729               12,517           14,103
 8/31/1997           11,536                  12,237               12,080           13,314
 9/30/1997           12,304                  13,055               12,801           14,043
10/31/1997           11,722                  12,434               12,143           13,574
11/30/1997           11,719                  12,434               12,259           14,202
12/31/1997           11,834                  12,557               12,414           14,446
 1/31/1998           12,019                  12,748               12,646           14,605
 2/28/1998           12,886                  13,672               13,549           15,658
 3/31/1998           13,362                  14,173               14,059           16,459
 4/30/1998           13,602                  14,431               14,188           16,625
 5/31/1998           13,181                  13,981               13,759           16,339
 6/30/1998           13,546                  14,373               14,095           17,003
 7/31/1998           13,240                  14,048               13,706           16,822
 8/31/1998           11,045                  11,719               11,545           14,392
 9/30/1998           11,499                  12,200               12,066           15,314
10/31/1998           12,130                  12,870               12,955           16,559
11/30/1998           12,912                  13,699               13,736           17,562
12/31/1998           13,787                  14,628               14,630           18,574
 1/31/1999           14,206                  15,073               14,985           19,350
 2/28/1999           13,497                  14,320               14,214           18,749
 3/31/1999           13,846                  14,691               14,732           19,499
 4/30/1999           14,340                  15,215               15,379           20,254
 5/31/1999           14,179                  15,044               15,055           19,776
 6/30/1999           15,073                  15,988               15,838           20,873
 7/31/1999           14,904                  15,814               15,651           20,222
 8/31/1999           14,677                  15,572               15,555           20,122
 9/30/1999           14,438                  15,314               15,489           19,571
10/31/1999           15,081                  16,001               16,094           20,809
11/30/1999           15,798                  16,762               16,902           21,232
12/31/1999           17,324                  18,390               18,642           22,482
 1/31/2000           16,732                  17,761               17,876           21,352
 2/29/2000           17,709                  18,803               19,360           20,948
 3/31/2000           18,673                  19,835               19,623           22,996
 4/30/2000           18,107                  19,235               18,573           22,305
 5/31/2000           17,356                  18,443               17,731           21,848
 6/30/2000           18,315                  19,465               18,950           22,387
 7/31/2000           18,039                  19,177               18,222           22,037
 8/31/2000           19,012                  20,214               19,334           23,405
 9/30/2000           18,048                  19,192               18,212           22,170
10/31/2000           17,835                  18,976               17,497           22,076
11/30/2000           16,528                  17,584               15,769           20,337
12/31/2000           17,271                  18,377               16,236           20,437
 1/31/2001           17,610                  18,742               16,922           21,161
 2/28/2001           15,901                  16,924               15,148           19,233
 3/31/2001           14,665                  15,613               14,008           18,015
 4/30/2001           15,960                  16,998               15,304           19,414
 5/31/2001           15,874                  16,907               15,195           19,544
 6/30/2001           15,659                  16,685               15,069           19,069
 7/31/2001           15,288                  16,297               14,569           18,881
 8/31/2001           14,487                  15,442               13,877           17,700
 9/30/2001           12,827                  13,676               12,317           16,271
10/31/2001           13,375                  14,269               12,890           16,581
11/30/2001           14,423                  15,385               13,815           17,853
12/31/2001           14,775                  15,770               14,129           18,010
 1/31/2002           14,581                  15,557               13,765           17,747
 2/28/2002           14,175                  15,131               13,462           17,405
 3/31/2002           15,009                  16,024               14,222           18,059
 4/30/2002           14,703                  15,705               13,889           16,965
 5/31/2002           14,342                  15,314               13,609           16,840
 6/30/2002           13,596                  14,522               12,769           15,641
 7/31/2002           11,995                  12,814               11,470           14,422
 8/31/2002           12,012                  12,838               11,464           14,517
 9/30/2002           10,844                  11,591               10,391           12,940
10/31/2002           11,556                  12,353               11,008           14,078
11/30/2002           12,245                  13,086               11,711           14,906
12/31/2002           11,567                  12,370               11,082           14,031
 1/31/2003           11,133                  11,909               10,742           13,664
 2/28/2003           10,888                  11,649               10,537           13,459
 3/31/2003           10,927                  11,690               10,591           13,588
 4/30/2003           11,850                  12,683               11,528           14,708
 5/31/2003           12,634                  13,523               12,372           15,482
 6/30/2003           12,862                  13,771               12,599           15,680
 7/31/2003           13,430                  14,381               13,076           15,956
 8/31/2003           13,847                  14,830               13,495           16,267
 9/30/2003           13,702                  14,676               13,482           16,095
10/31/2003           14,620                  15,664               14,395           17,005
11/30/2003           14,837                  15,900               14,723           17,154
12/31/2003           15,459                  16,568               15,351           18,053
 1/31/2004           15,699                  16,829               15,759           18,384
 2/29/2004           15,821                  16,965               15,953           18,640
 3/31/2004           15,843                  16,994               15,928           18,359
 4/30/2004           15,382                  16,503               15,471           18,071
 5/31/2004           15,537                  16,675               15,674           18,318
 6/30/2004           15,854                  17,018               16,076           18,674
 7/31/2004           15,042                  16,149               15,223           18,056
 8/31/2004           14,970                  16,072               15,189           18,129
 9/30/2004           15,398                  16,539               15,608           18,325
10/31/2004           15,699                  16,864               15,961           18,605
11/30/2004           16,677                  17,917               16,965           19,358
12/31/2004           17,260                  18,545               17,596           20,016
 1/31/2005           16,632                  17,877               17,037           19,528
 2/28/2005           16,978                  18,258               17,422           19,939
 3/31/2005           16,550                  17,796               17,005           19,586
 4/30/2005           15,976                  17,184               16,431           19,215
 5/31/2005           16,650                  17,908               17,088           19,826
 6/30/2005           16,967                  18,258               17,365           19,854
 7/31/2005           17,858                  19,219               18,207           20,593
 8/31/2005           17,835                  19,200               18,145           20,405
 9/30/2005           18,063                  19,450               18,436           20,571
10/31/2005           17,665                  19,025               18,012           20,227
11/30/2005           18,433                  19,855               18,722           20,992
12/31/2005           18,603                  20,046               18,933           21,000
 1/31/2006           19,494                  21,008               19,992           21,557
 2/28/2006           19,466                  20,987               19,948           21,615
 3/31/2006           20,035                  21,599               20,587           21,883
 4/30/2006           20,172                  21,752               20,871           22,176
 5/31/2006           19,185                  20,695               19,970           21,540
 6/30/2006           18,993                  20,484               19,987           21,568
 7/31/2006           18,555                  20,024               19,686           21,701
 8/31/2006           19,158                  20,673               20,267           22,218
 9/30/2006           19,473                  21,023               20,531           22,791

--------------------------------------------------------------------------------

2 Growth Equity Composite Index is weighted 30% in the MSCI EAFE(R) Index,35% in the Russell 1000(R) Growth Index,35% in the Russell 2000(R) Index. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index,which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. You cannot invest directly in an Index.

3 S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weighting the Index proportionate to its market value. You cannot invest directly in an Index.

4 The MSCI EAFE(R) Index, the Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Stock Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East. You cannot invest directly in an Index.

5 Fund characteristics, equity holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, equity holdings and sector distribution.

6 Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

7 The Ten Largest Equity Holdings are calculated based on the market value of the Master Trust portfolio securities allocable to the Fund divided by total market value of the portfolio of investments of the Fund. See Notes to Financial Statements for a discussion of the Master Trust.

8 The chart compares the performance of the WELLS FARGO ADVANTAGE GROWTH EQUITY FUND Class A and Administrator Class shares for the most recent ten years with the Growth Equity Composite Index and the S&P 500 Index.The chart assumes a hypothetical investment of $10,000 in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS                PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE INTERNATIONAL VALUE FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE INTERNATIONAL VALUE FUND (the Fund) seeks long-term capital appreciation.

ADVISER                                  SUBADVISER
  Wells Fargo Funds Management, LLC        LSV Asset Management

FUND MANAGERS                            FUND INCEPTION DATE
  Josef Lakonishok                         10/31/2003
  Puneet Mansharamani
  Menno Vermeulen, CFA
  Robert W. Vishny

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 18.93% 1 (excluding sales charges) for the 12-month period that ended September 30, 2006, outperforming its benchmark, the MSCI EAFE Value Index 2, which returned 18.25%. In addition, the Fund underperformed the MSCI EAFE Index 3, which returned 19.65% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTION OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE AT THE FUNDS' WEB SITE AT WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS AND INSTITUTIONAL CLASS SHARES ARE SOLD WITHOUT SALES CHARGES. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

      THE FUND HAS A REDEMPTION FEE OF 2.00% DEDUCTED FROM THE NET PROCEEDS OF SHARES REDEEMED OR EXCHANGED WITHIN 30 DAYS AFTER PURCHASE. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF THIS FEE, WHICH, IF REFLECTED, WOULD REDUCE THE PERFORMANCE.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      Our management style adds value over time primarily through individual stock selection, sector allocation, and maintaining a bias toward deep-value investing. During the period, value stocks were generally in favor around the world, and that, combined with our defensive portfolio positioning, helped Fund performance. Value-oriented sectors such as utilities and financials were the best performers, and the Fund's overweighted position in financials added to results. By contrast, energy was the only sector that posted negative returns, with the Fund's overweighting in this group working against it. Stock selection added to returns overall, particularly in the financial sector, where the Fund's Japanese holdings were strong. The Fund also profited from its exposure to larger European financial institutions, with UBS and BNP Paribas leading the way. Stock selection was also solid in industrials and telecommunication services.

      We note that the portfolio's average market capitalization has increased steadily during the past 12 to 18 months as larger capitalization stocks have appeared to offer more attractive valuations. However, our long-term bias tends to be toward mid cap stocks that we believe are being ignored by investors, and this bias has remained in place relative to the Fund's benchmark. This bias hurt relative performance during the period--particularly during the second half--as small cap stocks trailed large caps after several years of outperformance.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      The most significant portfolio change was the Fund's gradual move toward larger capitalization stocks. We sold some of the Fund's mid cap names that had become relatively expensive and then invested the proceeds into more attractively valued larger cap stocks. Accordingly, the portfolio's average market capitalization increased from $39 billion at the start of the period to $46 billion by the end of the period. From a sector perspective, we increased the Fund's overweighting in materials stocks and moved from a slight overweighting in utilities to a modestly underweighted position relative to the Fund's benchmark. Despite these changes, the portfolio maintained similar valuation characteristics at the end of the period compared to its start.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      Although we do not maintain a top-down view of the markets, we continue to see value in non-U.S. markets. International stocks have provided investors with strong nominal returns in recent years, yet their valuations do not seem to be out of line to us and have not increased substantially during the past year. International market valuations strike us as somewhat more attractive than those of the United States, but we do not see a significant discrepancy between the two. We will continue to seek the best available value opportunities by applying our quantitative stock-selection process, which combines value and momentum factors, to help us select investments for the Fund.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. FOREIGN INVESTMENTS PRESENT CERTAIN RISKS THAT MAY NOT BE PRESENT IN DOMESTIC INVESTMENTS, INCLUDING CURRENCY FLUCTUATION, THE POTENTIAL FOR DIPLOMATIC AND POLITICAL INSTABILITY, REGULATORY AND LIQUIDITY RISKS, FOREIGN TAXATION AND DIFFERENCES IN AUDITING AND OTHER FINANCIAL STANDARDS. THESE RISKS ARE GENERALLY INTENSIFIED IN EMERGING MARKETS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO SMALL COMPANY SECURITIES RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of September 30, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE INTERNATIONAL VALUE FUND.

1 The Fund's adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions,the Fund's returns would have been lower.

            The Fund is a gateway feeder fund that invests all of its assets in a single master portfolio of the Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolio in which it invests. (CONTINUED)

PERFORMANCE HIGHLIGHTS                WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

                                                             Including Sales Charge           Excluding Sales Charge
                                                       --------------------------------   --------------------------------
                                                       6-Month*   1-Year   Life of Fund   6-Month*   1-Year   Life of Fund
--------------------------------------------------------------------------------------------------------------------------
   International Value Fund - Class A
     (Incept. Date 10/31/2003)                          (0.96)     12.01      18.94         5.08      18.93      21.38
--------------------------------------------------------------------------------------------------------------------------
   International Value Fund - Class B
     (Incept. Date 04/11/2005)                          (0.32)     12.93      19.72         4.68      17.85      20.44
--------------------------------------------------------------------------------------------------------------------------
   International Value Fund - Class C
     (Incept. Date 04/11/2005)                           3.62      16.86      20.42         4.62      17.78      20.42
--------------------------------------------------------------------------------------------------------------------------
   International Value Fund - Administrator Class
     (Incept. Date 04/11/2005)                                                              5.18      18.98      21.46
--------------------------------------------------------------------------------------------------------------------------
   International Value Fund - Institutional Class
     (Incept. Date 08/31/2006)                                                              5.24      19.05      21.48
--------------------------------------------------------------------------------------------------------------------------
   Benchmarks
--------------------------------------------------------------------------------------------------------------------------
      MSCI EAFE Value Index 2                                                               4.77      18.25      19.81
--------------------------------------------------------------------------------------------------------------------------
      MSCI EAFE Index 3                                                                     4.97      19.65      20.99

*     RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 4 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------
   Beta**                                                                   0.95
--------------------------------------------------------------------------------
   Price to Earnings Ratio (trailing 12 months)                           12.61x
--------------------------------------------------------------------------------
   Price to Book Ratio                                                     1.83x
--------------------------------------------------------------------------------
   Median Market Cap ($B)                                                 $ 8.78
--------------------------------------------------------------------------------
   Portfolio Turnover 6                                                      31%
--------------------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS.THE MSCI EAFE VALUE INDEX BETA IS 1.00 BY DEFINITION.

TEN LARGEST EQUITY HOLDINGS 4,5 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------
   Royal Dutch Shell plc Class B                                           2.45%
--------------------------------------------------------------------------------
   BP plc                                                                  2.04%
--------------------------------------------------------------------------------
   BNP Paribas SA                                                          2.00%
--------------------------------------------------------------------------------
   Barclays plc                                                            1.94%
--------------------------------------------------------------------------------
   Lloyds TSB Group plc                                                    1.70%
--------------------------------------------------------------------------------
   HBO plc                                                                 1.67%
--------------------------------------------------------------------------------
   BT Group plc                                                            1.63%
--------------------------------------------------------------------------------
   Endesa SA                                                               1.59%
--------------------------------------------------------------------------------
   Credit Suisse Group                                                     1.56%
--------------------------------------------------------------------------------
   ING Groep NV                                                            1.51%

PORTFOLIO COMPOSITION 4 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Asia/Pacific Ex Japan                                                        2%
Australia                                                                    4%
Continental Europe                                                          44%
Japan                                                                       22%
United Kingdom                                                              23%
United States                                                                5%

GROWTH OF $10,000 INVESTMENT 7 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                 WELLS FARGO ADVANTAGE       WELLS FARGO ADVANTAGE
              INTERNATIONAL VALUE FUND -   INTERNATIONAL VALUE FUND -   MSCI EAFE Value
   Date                 Class A               Administrator Class            Index        MSCI EAFE Index
-----------   --------------------------   --------------------------   ---------------   ---------------
 10/31/2003              9,425                     10,000                   10,000             10,000
 11/30/2003              9,491                     10,070                   10,193             10,224
 12/31/2003             10,254                     10,880                   11,079             11,023
  1/31/2004             10,509                     11,150                   11,173             11,180
  2/29/2004             10,867                     11,530                   11,461             11,440
  3/31/2004             11,008                     11,680                   11,518             11,508
  4/30/2004             10,735                     11,390                   11,242             11,258
  5/31/2004             10,735                     11,390                   11,285             11,307
  6/30/2004             11,140                     11,820                   11,608             11,559
  7/31/2004             10,886                     11,550                   11,312             11,185
  8/31/2004             10,924                     11,590                   11,354             11,237
  9/30/2004             11,253                     11,940                   11,648             11,533
 10/31/2004             11,499                     12,200                   12,046             11,927
 11/30/2004             12,271                     13,020                   12,841             12,745
 12/31/2004             12,893                     13,679                   13,415             13,304
  1/31/2005             12,843                     13,627                   13,225             13,061
  2/28/2005             13,455                     14,276                   13,810             13,629
  3/31/2005             13,021                     13,815                   13,385             13,292
  4/30/2005             12,656                     13,428                   12,957             12,994
  5/31/2005             12,527                     13,292                   12,867             13,014
  6/30/2005             12,823                     13,606                   13,078             13,192
  7/31/2005             13,179                     13,993                   13,476             13,597
  8/31/2005             13,524                     14,360                   13,720             13,945
  9/30/2005             13,959                     14,821                   14,335             14,568
 10/31/2005             13,495                     14,329                   13,883             14,144
 11/30/2005             13,653                     14,507                   14,270             14,494
 12/31/2005             14,252                     15,134                   14,837             15,169
  1/31/2006             15,114                     16,056                   15,738             16,102
  2/28/2006             15,233                     16,183                   15,833             16,069
  3/31/2006             15,787                     16,765                   16,179             16,606
  4/30/2006             16,570                     17,613                   16,930             17,411
  5/31/2006             16,025                     17,030                   16,239             16,756
  6/30/2006             15,866                     16,871                   16,162             16,762
  7/31/2006             16,035                     17,051                   16,394             16,930
  8/31/2006             16,461                     17,496                   16,840             17,400
  9/30/2006             16,589                     17,634                   16,951             17,431

--------------------------------------------------------------------------------

            Prior to April 11, 2005, the WELLS FARGO ADVANTAGE INTERNATIONAL VALUE FUND was named the Wells Fargo Overseas Fund. Performance shown for the Class B and Class C shares of the Fund for periods prior to April 11, 2005, reflects the performance shown for the Class A shares of the Fund, adjusted to reflect the respective class' expenses. Performance shown for the Administrator Class shares for periods prior to April 11, 2005, reflects the performance shown for the Class A shares of the Fund and includes fees and expenses that are not applicable to and higher than those of the Administrator Class shares. Performance shown for the Institutional Class shares of the WELLS FARGO ADVANTAGE INTERNATIONAL VALUE FUND prior to August 31, 2006, reflects the performance of the Class A shares of the Fund and includes fees and expenses that are not applicable to and are higher than those of the Institutional Class.

2 The MSCI EAFE Value Index is a subset of the Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Stock Index and constituents of the Index include securities from Europe, Australasia (Australia and Asia),and the Far East. The Index generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities classified by MSCI as most representing the value style. You cannot invest directly in an Index.

            The Fund has selected the MSCI EAFE Value Index to replace the MSCI EAFE Index as its benchmark index going forward because the MSCI EAFE Value Index is more representative of the breadth of the Fund's holdings.

3 The Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Stock Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia and the Far East.You cannot invest directly in an Index.

4 Fund characteristics, equity holdings and portfolio composition are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, equity holdings and portfolio composition.

5 The Ten Largest Equity Holdings are calculated based on the market value of the Master Trust portfolio securities allocable to the Fund divided by total market value of the portfolio of investments of the Fund. See Notes to Financial Statements for a discussion of the Master Trust.

6 Portfolio turnover rate represents the activity from the Fund's investment in a single Master Portfolio.

7 The chart compares the performance of the WELLS FARGO ADVANTAGE INTERNATIONAL VALUE FUND Class A and Administrator Class shares for the life of the Fund with the MSCI EAFE Value Index and MSCI EAFE Index.The chart assumes a hypothetical investment of $10,000 in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS                PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE LARGE CAP APPRECIATION FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE LARGE CAP APPRECIATION FUND (the Fund) seeks long-term capital appreciation.

ADVISER                                  SUBADVISER
  Wells Fargo Funds Management, LLC        Cadence Capital Management, LLC

FUND MANAGERS                            FUND INCEPTION DATE
  William B. Bannick, CFA                  08/31/2001
  Robert L. Fitzpatrick, CFA

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 3.43% 1 (excluding sales charges) for the 12-month period that ended September 30, 2006, underperforming its benchmark, the Russell 1000(R) Growth Index 2, which returned 6.04%. In addition, the Fund underperformed the S&P 500 Index 3, which returned 10.78% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS'WEB SITE AT WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%.FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS AND INSTITUTIONAL CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund's performance can best be analyzed in two separate time periods. In late 2005 and through the middle of the second quarter of 2006, the Fund was considerably ahead of both the Russell 1000(R) Growth Index and the S&P 500 Index, as our process matched investor sentiment, which generally favored growth stocks over their value counterparts. However, the Fed's comments about potential inflation led to some investor skepticism and a subsequent sell-off of previously strong-performing stocks. This reversal continued throughout the summer of 2006, with the market suddenly preferring more-defensive investments and--in our opinion--paying less attention to the quality of company fundamentals.

      Against this backdrop, the Fund ended the period behind the Russell 1000(R) Growth Index. Volatility in oil prices and the seasonal drop in natural gas prices put specific pressure on the Fund's holdings in the energy sector, which had been a source of substantial gains for several quarters but ended up being the largest detractor.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      In late spring of 2006, we started cutting the Fund's energy exposure and took profits as crude oil prices reached new highs and signs of greater volatility emerged. It is worth noting that we still believe in the favorable long-term outlook for energy companies because global demand continues to increase, with the greatest growth potential stemming generally from Asian countries and China in particular. We also reduced the Fund's positions in health care companies, especially service companies that had received a boost from Medicare Part D regulation. Recently, however, we found excellent investment opportunities in large-cap pharmaceutical stocks--some of which are benefiting from financial restructuring--and biotechnology companies.

      We redirected assets into parts of the consumer discretionary sector. For example, we noted that media companies were operating in a favorable business environment, benefiting from increased interest in direct broadcast, cable, and internet. Also, despite some analysts' predictions of a sharp decline in consumer spending, we have seen little evidence of that so far and have established positions in retailers that have continued to post strong earnings. Both Nordstrom and Sears have done well with their respective customer bases, benefiting in part from a delayed but successful back-to-school season. With the recent fall in gasoline prices, the outlook for the holiday season looks promising to us as well. The Fund's exposure to consumer staples was also increased. Examples include positions in Safeway and Archer-Daniels-Midland.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      The Fed chose to leave rates unchanged at each of its last two meetings, which would seem to indicate slower U.S. economic growth. However, we see other signs of continuing global economic expansion, with many non-U.S. economies much more relevant on the world stage than they were 20 or even ten years ago. For example, increasing demand for raw materials in general, such as copper and steel, is being generated in part by China's tremendous push to improve its infrastructure to accommodate its increasingly mobile population. We believe that such trends bode well for U.S. exports, capital spending, and even job growth. Further potential positives for the stock market are strong corporate balance sheets, reasonable valuations, and many companies' use of stock-repurchase programs to enhance shareholder value. We believe that the Fund may be positioned to benefit from these potentially positive developments.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of September 30, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE LARGE CAP APPRECIATION FUND.

1 The Fund's adviser has committed through January 31, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

            The Fund is a gateway feeder Fund that invests all of its assets in a single master portfolio of the Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolio in which it invests. (CONTINUED)

PERFORMANCE HIGHLIGHTS                WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

                                                      Including Sales Charge                        Excluding Sales Charge
                                              -----------------------------------------   -----------------------------------------
                                              6-Month*   1-Year   5-Year   Life of Fund   6-Month*   1-Year   5-Year   Life of Fund
-----------------------------------------------------------------------------------------------------------------------------------
   Large Cap Appreciation Fund - Class A
      (Incept. Date 08/31/2001)                (9.66)    (2.52)    3.68        2.64        (4.15)     3.43     4.92         3.85
-----------------------------------------------------------------------------------------------------------------------------------
   Large Cap Appreciation Fund - Class B
      (Incept. Date 08/31/2001)                (9.47)    (2.21)    3.81        2.90        (4.47)     2.79     4.15         3.08
-----------------------------------------------------------------------------------------------------------------------------------
   Large Cap Appreciation Fund - Class C
      (Incept. Date 08/31/2001)                (5.47)     1.69     4.13        3.08        (4.47)     2.69     4.13         3.08
-----------------------------------------------------------------------------------------------------------------------------------
   Large Cap Appreciation Fund - Administrator
      Class (Incept. Date 08/31/2001)                                                      (4.03)     3.70     5.15         4.08
-----------------------------------------------------------------------------------------------------------------------------------
   Large Cap Appreciation Fund - Institutional
      Class (Incept. Date 08/31/2006)                                                      (4.03)     3.70     5.15         4.08
-----------------------------------------------------------------------------------------------------------------------------------
   Benchmarks
-----------------------------------------------------------------------------------------------------------------------------------
      Russell 1000(R) Growth Index 2                                                       (0.12)     6.04     4.42         2.21
-----------------------------------------------------------------------------------------------------------------------------------
      S&P 500 Index 3                                                                       4.14     10.78     6.97         5.10

*     RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 4 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------
   Beta**                                                                  0.99
--------------------------------------------------------------------------------
   Price to Earnings Ratio (trailing 12 months)                           18.47x
--------------------------------------------------------------------------------
   Price to Book Ratio                                                     3.28x
--------------------------------------------------------------------------------
   Median Market Cap ($B)                                               $ 27.04
--------------------------------------------------------------------------------
   Portfolio Turnover 6                                                     155%
--------------------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS.THE RUSSELL 1000(R) GROWTH INDEX BETA IS 1.00 BY DEFINITION.

TEN LARGEST EQUITY HOLDINGS 4,5 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------
   Cisco Systems Incorporated                                              1.94%
--------------------------------------------------------------------------------
   Apple Computer Incorporated                                             1.74%
--------------------------------------------------------------------------------
   Texas Instruments Incorporated                                          1.73%
--------------------------------------------------------------------------------
   Monsanto Company                                                        1.72%
--------------------------------------------------------------------------------
   Genentech Incorporated                                                  1.68%
--------------------------------------------------------------------------------
   Allstate Corporation                                                    1.68%
--------------------------------------------------------------------------------
   Oracle Corporation                                                      1.64%
--------------------------------------------------------------------------------
   Harris Corporation                                                      1.53%
--------------------------------------------------------------------------------
   Comcast Corporation Class A                                             1.53%
--------------------------------------------------------------------------------
   Merck & Company Incorporated                                            1.52%

SECTOR DISTRIBUTION 4 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Utilities                                                                    1%
Consumer Discretionary                                                      18%
Consumer Staples                                                             6%
Energy                                                                       7%
Financials                                                                  16%
Health Care                                                                 13%
Industrials                                                                 15%
Information Technology                                                      19%
Materials                                                                    4%
Telecommunication Services                                                   1%

GROWTH OF $10,000 INVESTMENT 7 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                                       WELLS FARGO ADVANTAGE
               WELLS FARGO ADVANTAGE   LARGE CAP APPRECIATION
              LARGE CAP APPRECIATION    FUND - Administrator   Russell 1000(R) Growth
    Date          FUND - Class A              Class                    Index              S&P 500 Index
-----------   ----------------------   ----------------------  ----------------------     -------------
  8/31/2001            9,425                  10,000                   10,000                 10,000
  9/30/2001            8,982                   9,530                    9,002                  9,193
 10/31/2001            8,944                   9,500                    9,474                  9,368
 11/30/2001            9,340                   9,910                   10,384                 10,086
 12/31/2001            9,500                  10,090                   10,364                 10,175
  1/31/2002            9,378                   9,960                   10,181                 10,026
  2/28/2002            9,114                   9,670                    9,759                  9,833
  3/31/2002            9,444                  10,030                   10,096                 10,203
  4/30/2002            9,123                   9,690                    9,272                  9,584
  5/31/2002            8,982                   9,540                    9,048                  9,514
  6/30/2002            8,454                   8,980                    8,211                  8,837
  7/31/2002            7,681                   8,160                    7,760                  8,148
  8/31/2002            7,710                   8,190                    7,783                  8,201
  9/30/2002            7,097                   7,550                    6,976                  7,311
 10/31/2002            7,474                   7,950                    7,615                  7,954
 11/30/2002            7,568                   8,050                    8,029                  8,421
 12/31/2002            7,238                   7,700                    7,474                  7,927
  1/31/2003            7,163                   7,620                    7,293                  7,720
  2/28/2003            7,088                   7,550                    7,260                  7,604
  3/31/2003            7,238                   7,710                    7,395                  7,677
  4/30/2003            7,653                   8,150                    7,941                  8,309
  5/31/2003            8,077                   8,610                    8,338                  8,747
  6/30/2003            8,143                   8,680                    8,453                  8,858
  7/31/2003            8,313                   8,860                    8,663                  9,015
  8/31/2003            8,539                   9,100                    8,878                  9,190
  9/30/2003            8,407                   8,960                    8,783                  9,093
 10/31/2003            8,954                   9,540                    9,277                  9,607
 11/30/2003            9,029                   9,630                    9,374                  9,691
 12/31/2003            9,218                   9,830                    9,698                 10,199
  1/31/2004            9,321                   9,950                    9,896                 10,387
  2/29/2004            9,491                  10,120                    9,959                 10,531
  3/31/2004            9,491                  10,130                    9,774                 10,372
  4/30/2004            9,029                   9,640                    9,661                 10,209
  5/31/2004            9,180                   9,800                    9,841                 10,349
  6/30/2004            9,434                  10,080                    9,964                 10,550
  7/31/2004            8,963                   9,570                    9,400                 10,201
  8/31/2004            8,954                   9,560                    9,354                 10,242
  9/30/2004            9,237                   9,870                    9,443                 10,353
 10/31/2004            9,444                  10,090                    9,590                 10,511
 11/30/2004           10,038                  10,720                    9,920                 10,936
 12/31/2004           10,312                  11,022                   10,309                 11,308
  1/31/2005           10,111                  10,809                    9,965                 11,033
  2/28/2005           10,408                  11,124                   10,071                 11,265
  3/31/2005           10,255                  10,972                    9,888                 11,065
  4/30/2005            9,939                  10,627                    9,699                 10,856
  5/31/2005           10,284                  10,992                   10,169                 11,201
  6/30/2005           10,437                  11,165                   10,131                 11,217
  7/31/2005           10,944                  11,713                   10,626                 11,634
  8/31/2005           10,839                  11,601                   10,490                 11,528
  9/30/2005           11,039                  11,814                   10,538                 11,622
 10/31/2005           10,714                  11,469                   10,435                 11,428
 11/30/2005           11,135                  11,926                   10,886                 11,860
 12/31/2005           11,226                  12,026                   10,852                 11,864
  1/31/2006           11,872                  12,723                   11,042                 12,179
  2/28/2006           11,721                  12,562                   11,024                 12,212
  3/31/2006           11,912                  12,766                   11,187                 12,363
  4/30/2006           12,114                  12,981                   11,172                 12,529
  5/31/2006           11,559                  12,402                   10,793                 12,169
  6/30/2006           11,448                  12,273                   10,751                 12,185
  7/31/2006           11,064                  11,865                   10,546                 12,260
  8/31/2006           11,185                  11,994                   10,875                 12,552
  9/30/2006           11,418                  12,251                   11,174                 12,876

--------------------------------------------------------------------------------

            Prior to April 11, 2005, the WELLS FARGO ADVANTAGE LARGE CAP APPRECIATION FUND - Administrator Class was named the Wells Fargo Large Cap Appreciation Fund -Institutional Class. Performance shown for the Institutional Class shares of the WELLS FARGO ADVANTAGE LARGE CAP APPRECIATION FUND prior to August 31, 2006, reflects the performance of the Administrator Class shares of the Fund and includes fees and expenses that are not applicable to and are higher than those of the Institutional Class.

2 The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an Index. The Fund has selected the Russell 1000(R) Growth Index to replace the S&P 500 Index as its benchmark index going forward because the Russell 1000(R) Growth Index is more representative of the breadth of the Fund's holdings.

3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

4 Fund characteristics, equity holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, equity holdings and sector distribution.

5 The Ten Largest Equity Holdings are calculated based on the market value of the Master Trust portfolio securities allocable to the Fund divided by total market value of the portfolio of investments of the Fund. See Notes to Financial Statements for a discussion of the Master Trust.

6 Portfolio turnover rate represents the activity from the Fund's investment in a single Master Portfolio.

7 The chart compares the performance of the WELLS FARGO ADVANTAGE LARGE CAP APPRECIATION FUND Class A and Administrator Class shares for the life of the Fund with the Russell 1000(R) Growth Index and S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS                PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH FUND (the Fund) seeks long-term capital appreciation by investing primarily in large, domestic companies that we believe have superior growth potential.

ADVISER                                  SUBADVISER
  Wells Fargo Funds Management, LLC        Peregrine Capital Management, Inc.

FUND MANAGERS                            FUND INCEPTION DATE
  John S. Dale, CFA                        12/31/1982
  Gary E. Nussbaum, CFA

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 0.87% 1 (excluding sales charges) for the 12-month period that ended September 30, 2006, underperforming its benchmark, the Russell 1000(R) Growth Index 2, which returned 6.04%. In addition, the Fund underperformed the S&P 500 Index 3, which returned 10.78% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE AT WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS, INSTITUTIONAL CLASS, AND CLASS Z SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      Our management style seeks to identify companies that can sustain rapid earnings growth and high profitability over a long-term investment horizon. Fund performance was hurt during the last 12 months by holdings in eBay, Medtronic, Intel, and Legg Mason. Holdings that helped performance included Goldman Sachs, Kohl's, Google, and Cisco.

      The difficult performance period for high-quality, large-capitalization growth stocks has continued now for nearly seven years. In fact, during the last 12 months, the Russell 1000(R) Value Index 4 opened its year-over-year gap relative to the Russell 1000(R) Growth Index to 860 basis points in favor of value (14.6% versus 6.0%). Most of this value outperformance occurred in the first two quarters of 2006. The first-half performance for value-oriented styles was led by the energy, utilities, and basic materials sectors.

      As a pure growth style, the Fund has historically performed well when growth was in favor and has underperformed when value was in favor. This characteristic has been evident for the period. The Fund performed well in the fourth quarter of 2005 and the third quarter of 2006, when growth performed better overall. However, for the first two quarters of 2006, the Fund was negatively impacted by the dramatic move toward value investing.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      The Fund's portfolio turnover has historically been low, averaging less than 20% a year. Turnover has been lower than average during the period, reflecting the strong fundamentals of the companies already owned by the Fund. We sold Fiserv, a business outsourcing company, in the first quarter of 2006. With the proceeds, we purchased shares of Google to take advantage of the company's better long-term growth prospects. We sold the Fund's remaining position in Dell during the third quarter of 2006 to take advantage of better growth and value opportunities in other companies.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      Fundamentals continue to be outstanding across the Fund's holdings. As expected, the gap between the Fund's earnings growth and the average U.S. company's growth continues to widen in favor of the Fund. High-quality, large-cap growth valuations have become extremely attractive. While fundamentals have been strong, large-cap growth stock prices have not kept up with underlying earnings growth. We believe the combination of strong fundamentals and attractive valuations highlights the opportunity in high-quality, large-cap growth investing.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO FOREIGN INVESTMENTS RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of September 30, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH FUND.

1 The Fund's adviser has committed through January 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

            The Fund is a gateway feeder Fund that invests all of its assets in a single master portfolio of the Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolio in which it invests.

            Prior to April 11, 2005, the WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH FUND was named the Wells Fargo Large Company Growth Fund. Performance shown for the Class A and Class B shares of the Fund for periods prior to November 8, 1999, reflects the performance shown for the applicable share class of the Norwest Advantage Large Company Growth Fund, its predecessor fund. Performance shown for the Class A shares for periods prior to October 1, 1998, reflects the performance of the Administrator Class shares of the Fund adjusted to reflect Class A sales charges and expenses. Performance shown for the Class B shares for periods prior to October 1, 1998, reflects the performance shown for the Administrator Class shares of the Fund adjusted to reflect Class B sales charges and expenses. Performance shown for the Class C shares for periods prior to November 8, 1999, reflects the performance shown for the Class B shares adjusted to reflect Class C sales charges and expenses. Prior to April 11, 2005, the Administrator Class was named the Institutional Class. Performance shown for the Administrator Class shares prior to November 8,1999 reflects the performance shown for the Institutional Class shares of Norwest Advantage Large Company Growth Fund, its predecessor fund. For periods prior to April 11, 2005, the Institutional Class was named the Select Class. Performance shown for the (CONTINUED)

PERFORMANCE HIGHLIGHTS                WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

                                                   Including Sales Charge                 Excluding Sales Charge
                                            ------------------------------------   ------------------------------------
                                            6-Month*   1-Year   5-Year   10-Year   6-Month*   1-Year   5-Year   10-Year
-----------------------------------------------------------------------------------------------------------------------
   Large Company Growth Fund - Class A
      (Incept. Date 10/01/1998)             (10.05)    (4.94)    1.16      6.32     (4.56)     0.87     2.36     6.95
-----------------------------------------------------------------------------------------------------------------------
   Large Company Growth Fund - Class B
      (Incept. Date 10/01/1998)              (9.91)    (4.89)    1.27      6.25     (4.91)     0.11     1.65     6.25
-----------------------------------------------------------------------------------------------------------------------
   Large Company Growth Fund - Class C
      (Incept. Date 11/08/1999)              (5.93)    (0.89)    1.67      6.26     (4.93)     0.11     1.67     6.26
-----------------------------------------------------------------------------------------------------------------------
   Large Company Growth Fund - Class Z
      (Incept. Date 04/11/2005)                                                     (4.63)     0.71     2.18     6.69
-----------------------------------------------------------------------------------------------------------------------
   Large Company Growth Fund - Administrator Class
      (Incept. Date 11/11/1994)                                                     (4.43)     1.12     2.61     7.14
-----------------------------------------------------------------------------------------------------------------------
   Large Company Growth Fund - Institutional Class
      (Incept. Date 06/30/2004)                                                     (4.35)     1.34     2.71     7.19
-----------------------------------------------------------------------------------------------------------------------
   Benchmarks
-----------------------------------------------------------------------------------------------------------------------
      Russell 1000(R) Growth Index 2                                                (0.12)     6.04     4.42     5.46
-----------------------------------------------------------------------------------------------------------------------
      S&P 500 Index 3                                                                4.14     10.78     6.97     8.58
-----------------------------------------------------------------------------------------------------------------------

*     RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 5 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------
   Beta**                                                                   1.22
--------------------------------------------------------------------------------
   Price to Earnings Ratio (trailing 12 months)                           20.00x
--------------------------------------------------------------------------------
   Price to Book Ratio                                                     3.96x
--------------------------------------------------------------------------------
   Median Market Cap ($B)                                                $ 41.50
--------------------------------------------------------------------------------
   Portfolio Turnover 6                                                       6%
--------------------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE RUSSELL 1000(R) GROWTH INDEX BETA IS 1.00 BY DEFINITION.

TEN LARGEST EQUITY HOLDINGS 5,7 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------
   Goldman Sachs Group Incorporated                                        9.63%
--------------------------------------------------------------------------------
   Microsoft Corporation                                                   7.05%
--------------------------------------------------------------------------------
   Medtronic Incorporated                                                  6.43%
--------------------------------------------------------------------------------
   eBay Incorporated                                                       5.90%
--------------------------------------------------------------------------------
   Charles Schwab Corporation                                              4.74%
--------------------------------------------------------------------------------
   Cisco Systems Incorporated                                              4.42%
--------------------------------------------------------------------------------
   American International Group Incorporated                               4.29%
--------------------------------------------------------------------------------
   Franklin Resources Incorporated                                         4.25%
--------------------------------------------------------------------------------
   Genentech Incorporated                                                  3.82%
--------------------------------------------------------------------------------
   Target Corporation                                                      3.65%

SECTOR DISTRIBUTION 5 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                                                      12%
Consumer Staples                                                             2%
Financials                                                                  26%
Health Care                                                                 15%
Industrials                                                                  5%
Information Technology                                                      40%

GROWTH OF $10,000 INVESTMENT 8 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                                             WELLS FARGO ADVANTAGE LARGE
             WELLS FARGO ADVANTAGE LARGE   COMPANY GROWTH - Administrator  Russell 1000(R) Growth
   Date       COMPANY GROWTH - Class A                  Class                      Index             S&P 500 Index
----------   ---------------------------   ------------------------------  ----------------------    -------------
 9/30/1996               9,425                         10,000                      10,000               10,000
10/31/1996               9,350                          9,921                      10,060               10,276
11/30/1996               9,944                         10,551                      10,816               11,052
12/31/1996               9,817                         10,415                      10,604               10,833
 1/31/1997              10,604                         11,250                      11,348               11,509
 2/28/1997              10,364                         10,996                      11,271               11,600
 3/31/1997               9,628                         10,216                      10,661               11,124
 4/30/1997              10,381                         11,014                      11,369               11,787
 5/31/1997              11,164                         11,846                      12,189               12,504
 6/30/1997              11,753                         12,470                      12,677               13,064
 7/31/1997              12,838                         13,621                      13,798               14,103
 8/31/1997              12,130                         12,869                      12,991               13,314
 9/30/1997              12,975                         13,766                      13,630               14,043
10/31/1997              12,485                         13,247                      13,126               13,574
11/30/1997              12,869                         13,654                      13,684               14,202
12/31/1997              13,090                         13,889                      13,837               14,446
 1/31/1998              13,434                         14,254                      14,251               14,605
 2/28/1998              14,499                         15,384                      15,323               15,658
 3/31/1998              14,873                         15,780                      15,933               16,459
 4/30/1998              15,261                         16,192                      16,154               16,625
 5/31/1998              14,769                         15,670                      15,696               16,339
 6/30/1998              16,115                         17,098                      16,657               17,003
 7/31/1998              16,148                         17,134                      16,547               16,822
 8/31/1998              13,453                         14,274                      14,063               14,392
 9/30/1998              14,718                         15,615                      15,144               15,314
10/31/1998              15,796                         16,761                      16,361               16,559
11/30/1998              17,297                         18,358                      17,605               17,562
12/31/1998              19,370                         20,557                      19,193               18,574
 1/31/1999              20,949                         22,238                      20,320               19,350
 2/28/1999              20,067                         21,303                      19,391               18,749
 3/31/1999              21,311                         22,627                      20,413               19,499
 4/30/1999              21,400                         22,727                      20,439               20,254
 5/31/1999              20,653                         21,933                      19,811               19,776
 6/30/1999              22,470                         23,871                      21,198               20,873
 7/31/1999              21,372                         22,711                      20,525               20,222
 8/31/1999              21,425                         22,767                      20,860               20,122
 9/30/1999              20,607                         21,905                      20,422               19,571
10/31/1999              22,385                         23,794                      21,964               20,809
11/30/1999              23,203                         24,669                      23,149               21,232
12/31/1999              25,754                         27,383                      25,557               22,482
 1/31/2000              25,092                         26,688                      24,358               21,352
 2/29/2000              25,561                         27,190                      25,549               20,948
 3/31/2000              28,571                         30,398                      27,378               22,996
 4/30/2000              27,464                         29,221                      26,075               22,305
 5/31/2000              25,634                         27,280                      24,762               21,848
 6/30/2000              27,606                         29,386                      26,639               22,387
 7/31/2000              27,694                         29,481                      25,528               22,037
 8/31/2000              29,353                         31,253                      27,840               23,405
 9/30/2000              27,304                         29,078                      25,206               22,170
10/31/2000              27,290                         29,065                      24,013               22,076
11/30/2000              24,979                         26,610                      20,474               20,337
12/31/2000              24,771                         26,392                      19,826               20,437
 1/31/2001              25,162                         26,813                      21,195               21,161
 2/28/2001              21,345                         22,746                      17,597               19,233
 3/31/2001              19,105                         20,367                      15,682               18,015
 4/30/2001              21,153                         22,555                      17,666               19,414
 5/31/2001              20,958                         22,355                      17,406               19,544
 6/30/2001              20,368                         21,730                      17,002               19,069
 7/31/2001              20,004                         21,342                      16,578               18,881
 8/31/2001              18,191                         19,413                      15,222               17,700
 9/30/2001              16,422                         17,525                      13,702               16,271
10/31/2001              17,181                         18,342                      14,421               16,581
11/30/2001              19,193                         20,496                      15,806               17,853
12/31/2001              19,377                         20,696                      15,777               18,010
 1/31/2002              19,256                         20,567                      15,498               17,747
 2/28/2002              17,970                         19,196                      14,855               17,405
 3/31/2002              18,769                         20,059                      15,369               18,059
 4/30/2002              17,303                         18,492                      14,114               16,965
 5/31/2002              16,776                         17,930                      13,773               16,840
 6/30/2002              15,674                         16,755                      12,499               15,641
 7/31/2002              14,138                         15,117                      11,812               14,422
 8/31/2002              14,304                         15,296                      11,847               14,517
 9/30/2002              12,719                         13,605                      10,618               12,940
10/31/2002              14,167                         15,155                      11,592               14,078
11/30/2002              15,136                         16,196                      12,222               14,906
12/31/2002              13,906                         14,880                      11,378               14,031
 1/31/2003              13,405                         14,346                      11,101               13,664
 2/28/2003              13,279                         14,217                      11,050               13,459
 3/31/2003              13,449                         14,409                      11,256               13,588
 4/30/2003              14,657                         15,696                      12,088               14,708
 5/31/2003              15,350                         16,442                      12,692               15,482
 6/30/2003              15,527                         16,634                      12,867               15,680
 7/31/2003              16,326                         17,492                      13,187               15,956
 8/31/2003              16,636                         17,830                      13,515               16,267
 9/30/2003              16,197                         17,359                      13,370               16,095
10/31/2003              17,178                         18,417                      14,121               17,005
11/30/2003              17,104                         18,342                      14,269               17,154
12/31/2003              17,587                         18,863                      14,762               18,053
 1/31/2004              17,774                         19,067                      15,064               18,384
 2/29/2004              17,756                         19,055                      15,159               18,640
 3/31/2004              17,517                         18,801                      14,878               18,359
 4/30/2004              17,225                         18,492                      14,705               18,071
 5/31/2004              17,487                         18,776                      14,979               18,318
 6/30/2004              17,483                         18,776                      15,166               18,674
 7/31/2004              16,393                         17,609                      14,309               18,056
 8/31/2004              16,378                         17,596                      14,238               18,129
 9/30/2004              16,566                         17,805                      14,374               18,325
10/31/2004              16,883                         18,146                      14,598               18,605
11/30/2004              17,590                         18,913                      15,100               19,358
12/31/2004              18,113                         19,477                      15,692               20,016
 1/31/2005              17,108                         18,401                      15,169               19,528
 2/28/2005              17,137                         18,438                      15,330               19,939
 3/31/2005              16,669                         17,937                      15,051               19,586
 4/30/2005              16,267                         17,507                      14,764               19,215
 5/31/2005              17,365                         18,697                      15,479               19,826
 6/30/2005              17,406                         18,743                      15,422               19,854
 7/31/2005              18,637                         20,070                      16,175               20,593
 8/31/2005              18,342                         19,757                      15,967               20,405
 9/30/2005              18,301                         19,715                      16,041               20,571
10/31/2005              18,515                         19,949                      15,885               20,227
11/30/2005              19,514                         21,034                      16,570               20,992
12/31/2005              19,103                         20,593                      16,518               21,000
 1/31/2006              19,078                         20,572                      16,808               21,557
 2/28/2006              19,111                         20,610                      16,781               21,615
 3/31/2006              19,340                         20,861                      17,029               21,883
 4/30/2006              18,945                         20,439                      17,006               22,176
 5/31/2006              18,008                         19,435                      16,430               21,540
 6/30/2006              17,668                         19,071                      16,365               21,568
 7/31/2006              16,986                         18,339                      16,053               21,701
 8/31/2006              17,687                         19,096                      16,554               22,218
 9/30/2006              18,458                         19,937                      17,009               22,791

--------------------------------------------------------------------------------

      Institutional Class shares for periods prior to June 30, 2004, reflects the performance shown for the Administrator Class shares and of the Fund adjusted to reflect Institutional Class expenses. Performance shown for the Class Z shares for periods prior to April 11, 2005 reflects the performance shown for the Administrator Class shares of the Fund, and for periods prior to November 8, 1999 reflects the performance shown for the Institutional Class shares of Norwest Advantage Large Company Growth Fund, its predecessor fund.

2 The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an Index. The Fund has selected the Russell 1000(R) Growth Index to replace the S&P 500 Index as its benchmark index going forward because the Russell 1000(R) Growth Index is more representative of the breadth of the Fund's holdings.

3 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

4 The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an Index.

5 Fund characteristics, equity holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, equity holdings and sector distribution.

6 Portfolio turnover rate represents the activity from the Fund's investment in a single Master Portfolio.

7 The Ten Largest Equity Holdings are calculated based on the market value of the Master Trust portfolio securities allocable to the Fund divided by total market value of the portfolio of investments of the Fund. See Notes to Financial Statements for a discussion of the Master Trust.

8 The chart compares the performance of the WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH FUND Class A and Administrator Class shares for the most recent ten years with the Russell 1000(R) Growth Index and S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS                PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE SMALL COMPANY GROWTH FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE SMALL COMPANY GROWTH FUND (the Fund) seeks to provide long-term capital appreciation by investing in smaller domestic companies.

ADVISER                                  SUBADVISER
  Wells Fargo Funds Management, LLC        Peregrine Capital Management, Inc.

FUND MANAGERS                            FUND INCEPTION DATE
  Wiliam A. Grierson                       12/31/1982
  Daniel J. Hagen, CFA        James P. Ross, CFA
  Robert B. Mersky, CFA       Paul E. von Kuster, CFA

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 6.52% 1 (excluding sales charges) for the 12-month period that ended September 30, 2006, outperforming its benchmark, the Russell 2000(R) Growth Index 2, which returned 5.88%. In addition, the fund underperformed the Russell 2000(R) Index 3, which returned 9.92% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTION OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE AT WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      Small company growth stocks struggled as investors continued to favor small company value stocks. For the twelve months that ended September 30, 2006, the Russell 2000(R) Growth Index gained 5.88%, significantly underperforming the Russell 2000(R) Value Index's 4 14.00% return. Because we are small company growth investors, this lackluster performance for the asset class as a whole had a meaningful impact on the Fund.

      Good stock selection continued to differentiate the Fund from its benchmark. Illumina, a company that has quickly become a leader in tools that analyze genetic variation and function, was sold in August 2006 after providing the Fund with significant gains. Likewise, Chaparral Steel, the number two domestic producer of structural steel, was also a strong positive contributor to Fund performance. Integrated Device Technologies, one of the Fund's top ten holdings, rose sharply during the period as it continued to realize the benefits of its merger with Integrated Circuit Systems. More recently, stocks like Sigma Designs in technology and Natus Medical in health care have also been strong performers for the Fund.

      Detractors from Fund performance included Rigel and Encysive, both of which failed to meet our expectations with what we thought to be promising new drugs. Fortunately, the strength of the many good performers in the Fund was more than sufficient to offset the poor performers.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      The Fund is managed exclusively on a bottom-up basis, with buying and selling decisions made based on individual growth and valuation characteristics of candidate companies. Examples of new purchases during the period included LifeCell, a company whose proprietary tissue products are seeing rapid adoption in complex hernia and breast reconstruction procedures; Novagold, a Canadian gold producer with ownership rights to several of the largest undeveloped metals deposits in the world; and Cardiome, a cardiovascular drug development company with a strong clinical program effort focused on atrial fibrillation.

      In contrast, Vista Print, a leading online supplier of high-quality graphic design services and customized printing, was sold because it achieved its upside target-sell price; the same was true for RTI, a leading titanium producer. As previously noted, both Rigel and Encysive were sold due to adverse fundamental news. On balance, the most meaningful sector changes resulting from our bottom-up stock selection process have been a decrease in the Fund's consumer holdings and an increase in its technology weighting.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We have managed small company growth portfolios using the same investment process for more than 30 years. From that experience we have learned that, over time, there is a strong correlation between earnings growth and stock price appreciation. During the past twelve months, small company growth stock earnings have vastly exceeded stock price gains. We believe that this gap will ultimately narrow and create the potential for significant long-term capital appreciation for the Fund's companies.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. FUNDS THAT INVEST IN SMALLER COMPANIES INVOLVE ADDITIONAL RISKS BECAUSE THESE COMPANIES OFTEN HAVE LIMITED FINANCIAL RESOURCES, AND THEIR STOCKS TEND TO BE MORE VOLATILE AND LESS LIQUID THAN THOSE OF LARGE COMPANIES. THE FUND'S INVESTMENT PROCESS MAY, AT TIMES, RESULT IN HIGHER THAN AVERAGE PORTFOLIO TURNOVER AND INCREASED TRADING EXPENSES, AND MAY GENERATE HIGHER SHORT-TERM CAPITAL GAINS. INVESTMENT STRATEGIES THAT EMPHASIZE PARTICULAR MARKET SEGMENTS OR FEWER SECURITIES TEND TO INCREASE THE TOTAL RISK OF AN INVESTMENT (RELATIVE TO THE BROADER MARKET). THIS FUND IS EXPOSED TO FOREIGN INVESTMENT RISK. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of September 30, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE SMALL COMPANY GROWTH FUND.

1 The Fund's Adviser has committed through January 31, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

            The Fund is a gateway feeder Fund that invests all of its assets in a single master portfolio of the Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolio in which it invests. (CONTINUED)

PERFORMANCE HIGHLIGHTS                WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

                                                  Including Sales Charge                   Excluding Sales Charge
                                            ------------------------------------   ------------------------------------
                                            6-Month*   1-Year   5-Year   10-Year   6-Month*   1-Year   5-Year   10-Year
-----------------------------------------------------------------------------------------------------------------------
   Small Company Growth Fund - Class A
      (Incept. Date 01/30/2004)              (15.10)    0.43     7.37      5.29     (9.92)     6.52      8.65    5.92
-----------------------------------------------------------------------------------------------------------------------
   Small Company Growth Fund - Class B
      (Incept. Date 01/30/2004)              (15.30)    0.69     7.54      5.13    (10.30)     5.66      7.84    5.13
-----------------------------------------------------------------------------------------------------------------------
   Small Company Growth Fund - Class C
      (Incept. Date 01/30/2004)              (11.23)    4.76     7.99      5.20    (10.23)     5.73      7.99    5.20
-----------------------------------------------------------------------------------------------------------------------
   Small Company Growth Fund - Administrator
      Class (Incept. Date 11/11/1994)                                               (9.80)     6.80      8.92    6.18
-----------------------------------------------------------------------------------------------------------------------
   Benchmarks
-----------------------------------------------------------------------------------------------------------------------
      Russell 2000(R) Growth Index 2                                                (8.88)     5.88     10.15    4.03
-----------------------------------------------------------------------------------------------------------------------
      Russell 2000(R) Index 3                                                       (4.61)     9.92     13.78    9.06
-----------------------------------------------------------------------------------------------------------------------

*     RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 5 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------
   Beta**                                                                   0.95
--------------------------------------------------------------------------------
   Price to Earnings Ratio (trailing 12 months)                           32.00x
--------------------------------------------------------------------------------
   Price to Book Ratio                                                     2.80x
--------------------------------------------------------------------------------
   Median Market Cap ($B)                                                 $ 0.70
--------------------------------------------------------------------------------
   Portfolio Turnover 6                                                     125%
--------------------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE RUSSELL 2000(R) GROWTH INDEX BETA IS 1.00 BY DEFINITION.

TEN LARGEST EQUITY HOLDINGS 5,7 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------
   Parametric Technology Corporation                                       1.64%
--------------------------------------------------------------------------------
   Integrated Device Technology Incorporated                               1.59%
--------------------------------------------------------------------------------
   Capital Source Incorporated                                             1.52%
--------------------------------------------------------------------------------
   Tessera Technologies Incorporated                                       1.52%
--------------------------------------------------------------------------------
   PDL Biopharma Incorporated                                              1.48%
--------------------------------------------------------------------------------
   Skywest Incorporated                                                    1.42%
--------------------------------------------------------------------------------
   Knoll Incorporated                                                      1.41%
--------------------------------------------------------------------------------
   Human Genome Sciences Incorporated                                      1.40%
--------------------------------------------------------------------------------
   Sunopta Incorporated                                                    1.40%
--------------------------------------------------------------------------------
   Dollar Tree Stores Incorporated                                         1.33%

SECTOR DISTRIBUTION 5 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                                                      8%
Consumer Staples                                                            3%
Energy                                                                      8%
Financials                                                                  5%
Health Care                                                                29%
Industrials                                                                 9%
Information Technology                                                     36%
Materials                                                                   1%
Telecommunication Services                                                  1%

GROWTH OF $10,000 INVESTMENT 8 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

               WELLS FARGO ADVANTAGE     WELLS FARGO ADVANTAGE SMALL
             SMALL COMPANY GROWTH FUND       COMPANY GROWTH FUND -     Russell 2000(R) Growth    Russell 2000(R)
   DATE            - Class A                Administrator Class                Index                  Index
----------   -------------------------   ---------------------------   ----------------------    ---------------
 9/30/1996              9,425                     10,000                      10,000                 10,000
10/31/1996              9,217                      9,781                       9,569                  9,846
11/30/1996              9,555                     10,142                       9,835                 10,252
12/31/1996              9,762                     10,364                      10,026                 10,520
 1/31/1997             10,095                     10,720                      10,277                 10,730
 2/28/1997              9,686                     10,288                       9,656                 10,470
 3/31/1997              9,235                      9,810                       8,975                  9,976
 4/30/1997              9,158                      9,731                       8,871                 10,004
 5/31/1997             10,113                     10,748                      10,204                 11,117
 6/30/1997             10,836                     11,519                      10,550                 11,593
 7/31/1997             11,657                     12,394                      11,091                 12,133
 8/31/1997             11,843                     12,594                      11,424                 12,411
 9/30/1997             12,721                     13,530                      12,335                 13,319
10/31/1997             12,399                     13,191                      11,595                 12,734
11/30/1997             12,065                     12,838                      11,318                 12,651
12/31/1997             11,896                     12,661                      11,324                 12,873
 1/31/1998             11,816                     12,579                      11,173                 12,670
 2/28/1998             12,702                     13,524                      12,160                 13,607
 3/31/1998             13,351                     14,219                      12,670                 14,168
 4/30/1998             13,429                     14,305                      12,748                 14,246
 5/31/1998             12,345                     13,153                      11,821                 13,479
 6/30/1998             12,094                     12,887                      11,942                 13,507
 7/31/1998             11,348                     12,095                      10,945                 12,414
 8/31/1998              8,456                      9,014                       8,418                 10,003
 9/30/1998              9,109                      9,713                       9,272                 10,786
10/31/1998              9,745                     10,393                       9,756                 11,226
11/30/1998             10,306                     10,994                      10,512                 11,814
12/31/1998             10,786                     11,508                      11,464                 12,545
 1/31/1999             11,113                     11,859                      11,979                 12,712
 2/28/1999              9,912                     10,579                      10,883                 11,682
 3/31/1999              9,845                     10,511                      11,271                 11,865
 4/30/1999             10,557                     11,273                      12,266                 12,928
 5/31/1999             10,995                     11,743                      12,286                 13,117
 6/30/1999             11,690                     12,488                      12,933                 13,710
 7/31/1999             11,676                     12,475                      12,533                 13,334
 8/31/1999             10,956                     11,709                      12,064                 12,840
 9/30/1999             10,822                     11,568                      12,297                 12,843
10/31/1999             10,912                     11,666                      12,612                 12,895
11/30/1999             11,790                     12,608                      13,946                 13,665
12/31/1999             12,816                     13,708                      16,404                 15,212
 1/31/2000             12,685                     13,571                      16,251                 14,968
 2/29/2000             14,939                     15,984                      20,032                 17,439
 3/31/2000             15,059                     16,117                      17,926                 16,289
 4/30/2000             14,577                     15,604                      16,116                 15,309
 5/31/2000             13,866                     14,846                      14,705                 14,417
 6/30/2000             14,798                     15,848                      16,605                 15,674
 7/31/2000             13,824                     14,808                      15,182                 15,169
 8/31/2000             15,028                     16,100                      16,779                 16,327
 9/30/2000             14,465                     15,501                      15,945                 15,847
10/31/2000             14,123                     15,137                      14,651                 15,140
11/30/2000             12,128                     13,002                      11,991                 13,586
12/31/2000             13,083                     14,029                      12,724                 14,752
 1/31/2001             13,723                     14,718                      13,754                 15,520
 2/28/2001             12,976                     13,920                      11,869                 14,502
 3/31/2001             11,903                     12,771                      10,790                 13,793
 4/30/2001             12,996                     13,947                      12,111                 14,872
 5/31/2001             13,605                     14,603                      12,391                 15,237
 6/30/2001             14,056                     15,090                      12,729                 15,763
 7/31/2001             13,666                     14,674                      11,643                 14,910
 8/31/2001             13,266                     14,248                      10,916                 14,428
 9/30/2001             11,063                     11,885                       9,155                 12,486
10/31/2001             11,753                     12,629                      10,036                 13,217
11/30/2001             12,555                     13,493                      10,873                 14,240
12/31/2001             13,132                     14,117                      11,550                 15,119
 1/31/2002             12,748                     13,706                      11,139                 14,962
 2/28/2002             12,023                     12,930                      10,418                 14,552
 3/31/2002             12,967                     13,947                      11,324                 15,721
 4/30/2002             12,542                     13,493                      11,079                 15,865
 5/31/2002             12,097                     13,017                      10,431                 15,160
 6/30/2002             11,388                     12,257                       9,547                 14,408
 7/31/2002              9,521                     10,250                       8,079                 12,232
 8/31/2002              9,605                     10,343                       8,076                 12,201
 9/30/2002              8,811                      9,489                       7,492                 11,325
10/31/2002              9,058                      9,757                       7,871                 11,688
11/30/2002              9,670                     10,419                       8,652                 12,731
12/31/2002              9,222                      9,938                       8,055                 12,022
 1/31/2003              9,017                      9,719                       7,836                 11,689
 2/28/2003              8,898                      9,593                       7,627                 11,336
 3/31/2003              9,064                      9,774                       7,743                 11,482
 4/30/2003              9,655                     10,414                       8,475                 12,571
 5/31/2003             10,698                     11,540                       9,430                 13,920
 6/30/2003             11,020                     11,891                       9,612                 14,172
 7/31/2003             11,712                     12,640                      10,339                 15,059
 8/31/2003             12,267                     13,241                      10,894                 15,749
 9/30/2003             12,092                     13,056                      10,618                 15,458
10/31/2003             13,047                     14,089                      11,536                 16,756
11/30/2003             13,343                     14,412                      11,912                 17,351
12/31/2003             13,832                     14,942                      11,965                 17,703
 1/31/2004             14,391                     15,550                      12,594                 18,472
 2/29/2004             14,380                     15,539                      12,574                 18,638
 3/31/2004             14,315                     15,468                      12,633                 18,811
 4/30/2004             13,768                     14,888                      11,999                 17,852
 5/31/2004             13,945                     15,079                      12,237                 18,137
 6/30/2004             14,345                     15,522                      12,645                 18,900
 7/31/2004             13,201                     14,281                      11,510                 17,628
 8/31/2004             12,841                     13,898                      11,262                 17,537
 9/30/2004             13,560                     14,674                      11,885                 18,360
10/31/2004             14,011                     15,167                      12,173                 18,722
11/30/2004             15,023                     16,272                      13,202                 20,346
12/31/2004             15,632                     16,928                      13,677                 20,948
 1/31/2005             14,689                     15,916                      13,061                 20,074
 2/28/2005             14,771                     16,004                      13,240                 20,414
 3/31/2005             14,221                     15,410                      12,743                 19,830
 4/30/2005             13,385                     14,513                      11,932                 18,694
 5/31/2005             14,022                     15,206                      12,774                 19,917
 6/30/2005             14,720                     15,960                      13,187                 20,686
 7/31/2005             15,525                     16,840                      14,108                 21,997
 8/31/2005             15,311                     16,615                      13,909                 21,590
 9/30/2005             15,718                     17,055                      14,020                 21,657
10/31/2005             14,893                     16,164                      13,502                 20,984
11/30/2005             15,968                     17,336                      14,266                 22,001
12/31/2005             16,238                     17,627                      14,245                 21,900
 1/31/2006             17,890                     19,429                      15,619                 23,865
 2/28/2006             17,962                     19,507                      15,536                 23,798
 3/31/2006             18,593                     20,200                      16,291                 24,952
 4/30/2006             18,544                     20,153                      16,244                 24,947
 5/31/2006             17,056                     18,534                      15,100                 23,546
 6/30/2006             16,671                     18,125                      15,110                 23,697
 7/31/2006             15,980                     17,378                      14,325                 22,926
 8/31/2006             16,682                     18,143                      14,744                 23,605
 9/30/2006             16,748                     18,220                      14,844                 23,802

--------------------------------------------------------------------------------

            Performance shown for Class A, Class B and Class C shares of the Fund for periods prior to January 30, 2004, reflects the performance shown of the Administrator Class shares of the Fund adjusted to reflect applicable sales charges and expenses. Prior to April 11, 2005, the Administrator Class was named the Institutional Class.

2 The Russell 2000(R) Growth Index measures the performance shown of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an Index. The Fund has selected the Russell 2000(R) Growth Index to replace the Russell 2000(R) Index as its benchmark index going forward because the Russell 2000(R) Growth Index is more representative of the breadth of the Fund's holdings.

3 The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. You cannot invest directly in an Index.

4 The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an Index.

5 Fund characteristics, equity holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, equity holdings and sector distribution.

6 Portfolio turnover rate represents the activity from the Fund's investment in a single Master Portfolio.

7 The Ten Largest Equity Holdings are calculated based on the market value of the Master Trust portfolio securities allocable to the Fund divided by total market value of the portfolio of investments of the Fund. See Notes to Financial Statements for a discussion of the Master Trust.

8 The chart compares the performance of the WELLS FARGO ADVANTAGE SMALL COMPANY GROWTH FUND Class A and Administrator Class shares for the most recent ten years with the Russell 2000(R) Growth Index and Russell 2000(R) Index. The chart assumes a hypothetical investment of $10,000 in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS                PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE SMALL COMPANY VALUE FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE SMALL COMPANY VALUE FUND (the Fund) seeks long-term capital appreciation. Effective November 1, 2005, this Fund is closed to new investors.

ADVISER                                  SUBADVISER
  Wells Fargo Funds Management, LLC        Peregrine Capital Management, Inc.

FUND MANAGERS                            FUND INCEPTION DATE
  Jason R. Ballsrud, CFA                   06/01/1997
  Tasso H. Coin, Jr., CFA
  Douglas G. Pugh, CFA

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Class A shares returned 6.06% 1 (excluding sales charges) for the 12-month period that ended September 30, 2006, underperforming its benchmark, the Russell 2000(R) Value Index 2, which returned 14.01%. In addition, the Fund underperformed the Russell 2000(R) Index 3, which returned 9.92% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTION OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE AT WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      Small cap value markets were dominated by a strong low-quality effect during the past year. The low-quality effect is defined as those companies, represented in the Fund's benchmark index, that manage their capital least effectively (low or negative return on equity), lose the most money (non-earners), and have the highest stock prices relative to their book values and then dramatically outperform the average index holding. Our style's deep value with quality approach, which delivered positive returns, was unable to keep pace with the lower-quality holdings represented in the Russell 2000(R) Value Index.

      This low-quality effect during the period could be most clearly observed in the technology sector. The average technology holding represented in the Russell 2000(R) Value Index returned 20.20% during the period. In contrast, the Fund's average technology holding fell 7.00%. The Fund's underperformance in this sector alone accounted for nearly half of the total underperformance for the Fund during the period. We also saw the low-quality effect in the materials sector where the Fund underperformed by 8.00%.

      The Fund's top performing sector was the producer durables sector which returned 19.40% for the year. Returns in this sector were boosted by Fund holdings in the cable/wire segment and in defense industries. We continue to see a favorable earnings environment in the defense industry with many names still attractively priced.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      Changes to the Fund's portfolio were consistent with our strict value process. Portfolio turnover was driven by selling those positions that received takeover offers or had achieved fair value due to price appreciation. During the period, 48 new positions were added in several sectors. Holdings continued to range between 90 and 110 at any given time during the year. All of the additions had very strong value characteristics associated with them.

      We also sold some of the Fund's holdings. For example, higher prices in copper and strong base demand for wire drove dramatic earnings acceleration in General Cable Corp, which delivered high returns during the period. General Cable produces a variety of cable and wire from traditional copper transmission wire to high-speed fiber optic lines. Strong demand in power transmission lines and infrastructure build out, due to the blackouts experienced during the past few years, were largely responsible for the increase in demand.

      Five of the Fund's positions were offered favorable bids during the period. These positions represented 4.70% of the portfolio's assets and received an average premium of 21.20% higher than their pre-takeover price.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We believe low-quality stocks represented within the Russell 2000(R) Value Index are potential candidates for correction in the coming months. Our approach is to remain positioned in the strongest small value names we can identify and strictly avoid speculation--just as we have for over a decade. Our methodology is in place and we believe it will continue to support our investment strategy.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. FUNDS THAT INVEST IN SMALLER COMPANIES INVOLVE ADDITIONAL RISKS BECAUSE THESE COMPANIES OFTEN HAVE LIMITED FINANCIAL RESOURCES, AND THEIR STOCKS TEND TO BE MORE VOLATILE AND LESS LIQUID THAN THOSE OF LARGER COMPANIES. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------

      The views expressed are as of September 30, 2006, and are those of the Fund's managers. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE SMALL COMPANY VALUE FUND.

1 The Fund's Adviser has committed through January 31, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

            The Fund is a gateway feeder Fund that invests all of its assets in a single master portfolio of the Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the Master Portfolio in which it invests. (CONTINUED)

PERFORMANCE HIGHLIGHTS                WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

                                                         Including Sales Charge                   Excluding Sales Charge
                                              -----------------------------------------   -----------------------------------------
                                              6-Month*   1-Year   5-Year   Life of Fund   6-Month*   1-Year   5-Year   Life of Fund
-----------------------------------------------------------------------------------------------------------------------------------
   Small Company Value Fund - Class A
      (Incept. Date 01/31/2002)               (10.42)    (0.03)    15.67      12.06        (4.95)      6.06    17.05      12.78
-----------------------------------------------------------------------------------------------------------------------------------
   Small Company Value Fund - Class B
      (Incept. Date 01/31/2002)               (10.26)     0.24     15.93      11.93        (5.26)      5.24    16.15      11.93
-----------------------------------------------------------------------------------------------------------------------------------
   Small Company Value Fund - Class C
      (Incept. Date 08/30/2002)                (6.26)     4.24     16.17      11.89        (5.26)      5.24    16.17      11.89
-----------------------------------------------------------------------------------------------------------------------------------
   Small Company Value Fund - Administrator
      Class (Incept. Date 01/31/2002)                                                      (4.85)      6.26    17.28      12.98
-----------------------------------------------------------------------------------------------------------------------------------
   Benchmarks
-----------------------------------------------------------------------------------------------------------------------------------
      Russell 2000(R) Value Index 2                                                        (0.22)     14.01    16.96      12.16
-----------------------------------------------------------------------------------------------------------------------------------
      Russell 2000(R) Index 3                                                              (4.61)      9.92    13.78       8.50
-----------------------------------------------------------------------------------------------------------------------------------

*     RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 4 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------
   Beta**                                                                   0.90
--------------------------------------------------------------------------------
   Price to Earnings Ratio (trailing 12 months)                           16.40x
--------------------------------------------------------------------------------
   Price to Book Ratio                                                     1.70x
--------------------------------------------------------------------------------
   Median Market Cap ($B)                                                 $ 0.97
--------------------------------------------------------------------------------
   Portfolio Turnover 6                                                     114%
--------------------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE RUSSELL 2000(R) VALUE INDEX BETA IS 1.00 BY DEFINITION.

TEN LARGEST EQUITY HOLDINGS 4,5 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------
   CKE Restaurants Incorporated                                            2.08%
--------------------------------------------------------------------------------
   Emulex Corporation                                                      1.80%
--------------------------------------------------------------------------------
   Armor Holdings Incorporated                                             1.66%
--------------------------------------------------------------------------------
   Avocent Corporation                                                     1.48%
--------------------------------------------------------------------------------
   Performance Food Group Company                                          1.41%
--------------------------------------------------------------------------------
   CF Industries Holdings Incorporated                                     1.35%
--------------------------------------------------------------------------------
   Dollar Thrifty Automotive Group Incorporated                            1.34%
--------------------------------------------------------------------------------
   Adesa Incorporated                                                      1.33%
--------------------------------------------------------------------------------
   Magellan Health Services Incorporated                                   1.31%
--------------------------------------------------------------------------------
   Comtech Telecommunications Corporation                                  1.29%

SECTOR DISTRIBUTION 4 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Utilities                                                                    3%
Consumer Discretionary                                                      22%
Consumer Staples                                                             2%
Energy                                                                       4%
Financials                                                                  27%
Health Care                                                                  5%
Industrials                                                                 15%
Information Technology                                                      14%
Materials                                                                    6%
Telecommunication Services                                                   2%

GROWTH OF $10,000 INVESTMENT 7 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

               WELLS FARGO ADVANTAGE     WELLS FARGO ADVANTAGE SMALL
             SMALL COMPANY VALUE FUND       COMPANY VALUE FUND -       Russell 2000(R)  Russell 2000(R)
   Date             - Class A               Administrator Class          Value Index          Index
----------   ------------------------    ---------------------------   ---------------  ---------------
  6/1/1997            9,425                       10,000                    10,000            10,000
 6/30/1997           10,112                       10,730                    10,506            10,429
 7/31/1997           10,667                       11,320                    10,947            10,914
 8/31/1997           10,847                       11,512                    11,121            11,164
 9/30/1997           11,620                       12,334                    11,860            11,981
10/31/1997           11,249                       11,942                    11,538            11,454
11/30/1997           11,370                       12,072                    11,664            11,380
12/31/1997           11,783                       12,512                    12,060            11,579
 1/31/1998           11,621                       12,342                    11,841            11,397
 2/28/1998           12,409                       13,181                    12,557            12,239
 3/31/1998           12,921                       13,726                    13,067            12,744
 4/30/1998           13,115                       13,934                    13,131            12,815
 5/31/1998           12,502                       13,284                    12,666            12,125
 6/30/1998           12,392                       13,169                    12,595            12,150
 7/31/1998           11,672                       12,406                    11,608            11,166
 8/31/1998            9,584                       10,188                     9,790             8,998
 9/30/1998            9,995                       10,626                    10,343             9,702
10/31/1998           10,137                       10,778                    10,650            10,098
11/30/1998           10,473                       11,137                    10,939            10,627
12/31/1998           10,671                       11,349                    11,282            11,285
 1/31/1999           10,435                       11,100                    11,026            11,435
 2/28/1999            9,807                       10,433                    10,273            10,509
 3/31/1999            9,674                       10,293                    10,188            10,673
 4/30/1999           10,487                       11,159                    11,118            11,629
 5/31/1999           11,049                       11,759                    11,460            11,799
 6/30/1999           11,327                       12,056                    11,875            12,332
 7/31/1999           11,186                       11,907                    11,593            11,994
 8/31/1999           10,925                       11,631                    11,169            11,550
 9/30/1999           10,567                       11,251                    10,946            11,553
10/31/1999           10,453                       11,132                    10,727            11,599
11/30/1999           10,345                       11,018                    10,782            12,292
12/31/1999           10,718                       11,416                    11,114            13,683
 1/31/2000            9,945                       10,595                    10,823            13,464
 2/29/2000            9,906                       10,555                    11,485            15,687
 3/31/2000           10,787                       11,494                    11,539            14,653
 4/30/2000           10,867                       11,581                    11,607            13,771
 5/31/2000           10,965                       11,687                    11,430            12,968
 6/30/2000           10,927                       11,648                    11,764            14,099
 7/31/2000           11,216                       11,957                    12,156            13,645
 8/31/2000           12,139                       12,943                    12,699            14,686
 9/30/2000           11,978                       12,773                    12,627            14,255
10/31/2000           11,961                       12,757                    12,582            13,618
11/30/2000           11,910                       12,704                    12,326            12,221
12/31/2000           13,558                       14,464                    13,651            13,270
 1/31/2001           13,805                       14,729                    14,027            13,961
 2/28/2001           13,804                       14,730                    14,008            13,045
 3/31/2001           13,610                       14,524                    13,783            12,407
 4/30/2001           14,163                       15,117                    14,421            13,377
 5/31/2001           14,826                       15,826                    14,792            13,706
 6/30/2001           15,408                       16,450                    15,387            14,179
 7/31/2001           15,093                       16,117                    15,042            13,412
 8/31/2001           15,178                       16,209                    14,990            12,979
 9/30/2001           13,177                       14,074                    13,335            11,232
10/31/2001           13,534                       14,458                    13,684            11,889
11/30/2001           14,661                       15,664                    14,667            12,809
12/31/2001           15,307                       16,356                    15,565            13,600
 1/31/2002           15,506                       16,570                    15,771            13,458
 2/28/2002           16,343                       17,465                    15,868            13,090
 3/31/2002           17,894                       19,139                    17,056            14,142
 4/30/2002           18,343                       19,603                    17,656            14,271
 5/31/2002           17,956                       19,205                    17,072            13,637
 6/30/2002           17,413                       18,608                    16,694            12,961
 7/31/2002           14,358                       15,344                    14,214            11,003
 8/31/2002           14,048                       15,029                    14,151            10,975
 9/30/2002           13,071                       13,985                    13,140            10,187
10/31/2002           13,568                       14,515                    13,338            10,514
11/30/2002           14,715                       15,742                    14,402            11,452
12/31/2002           14,319                       15,319                    13,787            10,814
 1/31/2003           13,668                       14,639                    13,398            10,515
 2/28/2003           12,969                       13,893                    12,948            10,197
 3/31/2003           13,187                       14,125                    13,086            10,328
 4/30/2003           14,490                       15,518                    14,329            11,308
 5/31/2003           15,886                       17,010                    15,792            12,521
 6/30/2003           16,212                       17,374                    16,060            12,748
 7/31/2003           17,530                       18,784                    16,861            13,546
 8/31/2003           18,322                       19,646                    17,501            14,167
 9/30/2003           17,934                       19,231                    17,301            13,905
10/31/2003           19,128                       20,524                    18,711            15,073
11/30/2003           19,733                       21,154                    19,430            15,608
12/31/2003           20,516                       22,011                    20,132            15,924
 1/31/2004           20,838                       22,355                    20,828            16,616
 2/29/2004           21,064                       22,596                    21,232            16,765
 3/31/2004           21,579                       23,147                    21,525            16,921
 4/30/2004           20,709                       22,217                    20,412            16,059
 5/31/2004           20,886                       22,424                    20,658            16,314
 6/30/2004           21,886                       23,492                    21,708            17,001
 7/31/2004           21,080                       22,648                    20,710            15,857
 8/31/2004           21,225                       22,803                    20,913            15,775
 9/30/2004           22,015                       23,664                    21,740            16,516
10/31/2004           22,450                       24,129                    22,078            16,841
11/30/2004           24,351                       26,161                    24,037            18,301
12/31/2004           25,289                       27,182                    24,611            18,843
 1/31/2005           24,348                       26,195                    23,659            18,057
 2/28/2005           25,135                       27,035                    24,128            18,363
 3/31/2005           24,725                       26,597                    23,632            17,837
 4/30/2005           23,647                       25,445                    22,413            16,816
 5/31/2005           25,255                       27,182                    23,780            17,916
 6/30/2005           26,265                       28,278                    24,831            18,607
 7/31/2005           27,582                       29,686                    26,244            19,787
 8/31/2005           27,309                       29,412                    25,640            19,421
 9/30/2005           27,291                       29,393                    25,597            19,481
10/31/2005           26,025                       28,041                    24,954            18,875
11/30/2005           27,497                       29,631                    25,968            19,791
12/31/2005           27,681                       29,819                    25,768            19,700
 1/31/2006           29,375                       31,651                    27,899            21,467
 2/28/2006           29,319                       31,591                    27,896            21,407
 3/31/2006           30,454                       32,825                    29,246            22,445
 4/30/2006           30,287                       32,666                    29,325            22,440
 5/31/2006           29,095                       31,372                    28,111            21,180
 6/30/2006           29,021                       31,292                    28,456            21,316
 7/31/2006           27,997                       30,198                    28,061            20,623
 8/31/2006           28,332                       30,576                    28,900            21,233
 9/30/2006           28,946                       31,233                    29,182            21,410

--------------------------------------------------------------------------------

            Performance shown for the Class A, Class B, and Administrator Class shares of the Fund for periods prior to January 31, 2002, and Class C shares for periods prior to August 31, 2002, reflects the performance of the Small Company Value Master Portfolio, a Master portfolio in which the Fund invests, adjusted to reflect the appropriate fees and expenses. The Small Company Value Master Portfolio has a substantially identical investment objective and investment strategy as the Fund. For periods prior to April 11, 2005, the Administrator Class was named the Institutional Class.

2 The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an Index. The Fund has selected the Russell 2000(R) Value Index to replace the Russell 2000(R) Index as its benchmark index going forward because the Russell 2000(R) Value Index is more representative of the breadth of the Fund's holdings.

3 The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. You cannot invest directly in an Index.

4 Fund characteristics, equity holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, equity holdings and sector distribution.

5 The Ten Largest Equity Holdings are calculated based on the market value of the Master Trust portfolio securities allocable to the Fund divided by total market value of the portfolio of investments of the Fund. See Notes to Financial Statements for a discussion of the Master Trust.

6 Portfolio turnover rate represents the activity from the Fund's investment in a single Master Portfolio.

7 The chart compares the performance of the WELLS FARGO ADVANTAGE SMALL COMPANY VALUE FUND Class A and Administrator Class shares for the life of the Fund with the Russell 2000(R) Value Index and Russell 2000(R) Index. The chart assumes a hypothetical investment of $10,000 in Class A and Administrator Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS             FUND EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

      As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2006 to September 30, 2006).

ACTUAL EXPENSES

      The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                         Beginning            Ending
                                                          Account            Account           Expenses         Net Annual
                                                           Value              Value          Paid During          Expense
                                                        04/01/2006          09/30/2006        Period(1)            Ratio
C&B Large Cap Value Fund
--------------------------------------------------------------------------------------------------------------------------
C&B Large Cap Value Fund - Class A
Actual                                                  $ 1,000.00          $ 1,073.30         $  6.24             1.20%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $ 1,000.00          $ 1,019.05         $  6.07             1.20%
--------------------------------------------------------------------------------------------------------------------------
C&B Large Cap Value Fund - Class B
Actual                                                  $ 1,000.00          $ 1,069.20         $ 10.11             1.95%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $ 1,000.00          $ 1,015.29         $  9.85             1.95%
--------------------------------------------------------------------------------------------------------------------------
C&B Large Cap Value Fund - Class C
Actual                                                  $ 1,000.00          $ 1,069.20         $ 10.11             1.95%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $ 1,000.00          $ 1,015.29         $  9.85             1.95%
--------------------------------------------------------------------------------------------------------------------------
C&B Large Cap Value Fund - Class D
Actual                                                  $ 1,000.00          $ 1,073.30         $  6.24             1.20%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $ 1,000.00          $ 1,019.05         $  6.07             1.20%
--------------------------------------------------------------------------------------------------------------------------
C&B Large Cap Value Fund - Administrator Class
Actual                                                  $ 1,000.00          $ 1,074.30         $  4.94             0.95%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $ 1,000.00          $ 1,020.31         $  4.81             0.95%
--------------------------------------------------------------------------------------------------------------------------
C&B Large Cap Value Fund - Institutional Class
Actual                                                  $ 1,000.00          $ 1,076.20         $  3.64             0.70%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $ 1,000.00          $ 1,021.56         $  3.55             0.70%
Diversified Equity Fund
--------------------------------------------------------------------------------------------------------------------------
Diversified Equity Fund - Class A
Actual                                                  $ 1,000.00          $ 1,012.00         $  6.30             1.25%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $ 1,000.00          $ 1,018.80         $  6.33             1.25%
--------------------------------------------------------------------------------------------------------------------------
Diversified Equity Fund - Class B
Actual                                                  $ 1,000.00          $ 1,008.40         $ 10.07             2.00%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $ 1,000.00          $ 1,015.04         $ 10.10             2.00%
--------------------------------------------------------------------------------------------------------------------------
Diversified Equity Fund - Class C
Actual                                                  $ 1,000.00          $ 1,008.20         $ 10.07             2.00%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $ 1,000.00          $ 1,015.04         $ 10.10             2.00%

FUND EXPENSES (UNAUDITED)             WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

                                                        Beginning             Ending
                                                         Account             Account           Expenses         Net Annual
                                                          Value               Value          Paid During          Expense
                                                        04/01/2006          09/30/2006        Period(1)            Ratio
Diversified Equity Fund (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
Diversified Equity Fund - Administrator Class
Actual                                                  $ 1,000.00          $ 1,013.50         $  5.05             1.00%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $ 1,000.00          $ 1,020.05         $  5.06             1.00%
Diversified Small Cap Fund
--------------------------------------------------------------------------------------------------------------------------
Diversified Small Cap Fund - Administrator Class
Actual                                                  $ 1,000.00          $   936.10         $  5.82             1.20%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $ 1,000.00          $ 1,019.05         $  6.07             1.20%
Equity Income Fund
--------------------------------------------------------------------------------------------------------------------------
Equity Income Fund - Class A
Actual                                                  $ 1,000.00          $ 1,070.60         $  5.71             1.10%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $ 1,000.00          $ 1,019.55         $  5.57             1.10%
--------------------------------------------------------------------------------------------------------------------------
Equity Income Fund - Class B
Actual                                                  $ 1,000.00          $ 1,066.50         $  9.58             1.85%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $ 1,000.00          $ 1,015.79         $  9.35             1.85%
--------------------------------------------------------------------------------------------------------------------------
Equity Income Fund - Class C
Actual                                                  $ 1,000.00          $ 1,066.50         $  9.58             1.85%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $ 1,000.00          $ 1,015.79         $  9.35             1.85%
--------------------------------------------------------------------------------------------------------------------------
Equity Income Fund - Administrator Class
Actual                                                  $ 1,000.00          $ 1,071.70         $  4.41             0.85%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $ 1,000.00          $ 1,020.81         $  4.31             0.85%
Equity Value Fund
--------------------------------------------------------------------------------------------------------------------------
Equity Value Fund - Class A
Actual                                                  $ 1,000.00          $ 1,039.10         $  6.39             1.25%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $ 1,000.00          $ 1,018.80         $  6.33             1.25%
--------------------------------------------------------------------------------------------------------------------------
Equity Value Fund - Class B
Actual                                                  $ 1,000.00          $ 1,034.60         $ 10.20             2.00%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $ 1,000.00          $ 1,015.04         $ 10.10             2.00%
--------------------------------------------------------------------------------------------------------------------------
Equity Value Fund - Class C
Actual                                                  $ 1,000.00          $ 1,035.30         $ 10.20             2.00%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $ 1,000.00          $ 1,015.04         $ 10.10             2.00%
--------------------------------------------------------------------------------------------------------------------------
Equity Value Fund - Administrator Class
Actual                                                  $ 1,000.00          $ 1,040.70         $  5.12             1.00%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $ 1,000.00          $ 1,020.05         $  5.06             1.00%
--------------------------------------------------------------------------------------------------------------------------
Equity Value Fund - Institutional Class(2)
Actual                                                  $ 1,000.00          $ 1,040.70         $  3.33             0.65%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $ 1,000.00          $ 1,021.81         $  3.29             0.65%
Growth Equity Fund
--------------------------------------------------------------------------------------------------------------------------
Growth Equity Fund - Class A
Actual                                                  $ 1,000.00          $   972.00         $  7.37             1.49%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $ 1,000.00          $ 1,017.60         $  7.54             1.49%
--------------------------------------------------------------------------------------------------------------------------
Growth Equity Fund - Class B
Actual                                                  $ 1,000.00          $   968.00         $ 11.05             2.24%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $ 1,000.00          $ 1,013.84         $ 11.31             2.24%
--------------------------------------------------------------------------------------------------------------------------
Growth Equity Fund - Class C
Actual                                                  $ 1,000.00          $   958.40         $ 11.05             2.24%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $ 1,000.00          $ 1,013.84         $ 11.31             2.24%

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS             FUND EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

                                                         Beginning            Ending
                                                          Account            Account           Expenses         Net Annual
                                                           Value              Value          Paid During          Expense
                                                        04/01/2006          09/30/2006        Period(1)            Ratio
Growth Equity Fund (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
Growth Equity Fund - Administrator Class
Actual                                                  $ 1,000.00          $   973.30         $  6.18             1.25%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $ 1,000.00          $ 1,018.80         $  6.33             1.25%
--------------------------------------------------------------------------------------------------------------------------
Growth Equity Fund - Institutional Class
Actual                                                  $ 1,000.00          $   974.00         $  5.15             1.04%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $ 1,000.00          $ 1,019.85         $  5.27             1.04%
International Value Fund
--------------------------------------------------------------------------------------------------------------------------
International Value Fund - Class A
Actual                                                  $ 1,000.00          $ 1,050.80         $  7.25             1.41%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $ 1,000.00          $ 1,018.00         $  7.13             1.41%
--------------------------------------------------------------------------------------------------------------------------
International Value Fund - Class B
Actual                                                  $ 1,000.00          $ 1,046.80         $ 11.24             2.19%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $ 1,000.00          $ 1,014.09         $ 11.06             2.19%
--------------------------------------------------------------------------------------------------------------------------
International Value Fund - Class C
Actual                                                  $ 1,000.00          $ 1,046.20         $ 10.98             2.14%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $ 1,000.00          $ 1,014.34         $ 10.81             2.14%
--------------------------------------------------------------------------------------------------------------------------
International Value Fund - Administrator Class
Actual                                                  $ 1,000.00          $ 1,051.80         $  6.38             1.24%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $ 1,000.00          $ 1,018.85         $  6.28             1.24%
--------------------------------------------------------------------------------------------------------------------------
International Value Fund - Institutional Class(2)
Actual                                                  $ 1,000.00          $ 1,052.40         $  4.84             0.94%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $ 1,000.00          $ 1,020.36         $  4.76             0.94%
Large Cap Appreciation Fund
--------------------------------------------------------------------------------------------------------------------------
Large Cap Appreciation Fund - Class A
Actual                                                  $ 1,000.00          $   958.50         $  6.14             1.25%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $ 1,000.00          $ 1,018.80         $  6.33             1.25%
--------------------------------------------------------------------------------------------------------------------------
Large Cap Appreciation Fund - Class B
Actual                                                  $ 1,000.00          $   955.30         $  9.80             2.00%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $ 1,000.00          $ 1,015.04         $ 10.10             2.00%
--------------------------------------------------------------------------------------------------------------------------
Large Cap Appreciation Fund - Class C
Actual                                                  $ 1,000.00          $   955.30         $  9.80             2.00%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $ 1,000.00          $ 1,015.04         $ 10.10             2.00%
--------------------------------------------------------------------------------------------------------------------------
Large Cap Appreciation Fund - Administrator Class
Actual                                                  $ 1,000.00          $   959.70         $  4.91             1.00%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $ 1,000.00          $ 1,020.05         $  5.06             1.00%
--------------------------------------------------------------------------------------------------------------------------
Large Cap Appreciation Fund - Institutional Class(2)
Actual                                                  $ 1,000.00          $   959.70         $  3.05             0.62%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $ 1,000.00          $ 1,021.96         $  3.14             0.62%
Large Company Growth Fund
--------------------------------------------------------------------------------------------------------------------------
Large Company Growth Fund - Class A
Actual                                                  $ 1,000.00          $   954.40         $  5.88             1.20%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $ 1,000.00          $ 1,019.05         $  6.07             1.20%
--------------------------------------------------------------------------------------------------------------------------
Large Company Growth Fund - Class B
Actual                                                  $ 1,000.00          $   950.90         $  9.54             1.95%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $ 1,000.00          $ 1,015.29         $  9.85             1.95%

FUND EXPENSES (UNAUDITED)             WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

                                                         Beginning            Ending
                                                          Account             Account         Expenses          Net Annual
                                                           Value               Value         Paid During          Expense
                                                        04/01/2006          09/30/2006        Period(1)            Ratio
Large Company Growth Fund (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
Large Company Growth Fund - Class C
Actual                                                  $ 1,000.00          $   950.70         $  9.54             1.95%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $ 1,000.00          $ 1,015.29         $  9.85             1.95%
--------------------------------------------------------------------------------------------------------------------------
Large Company Growth Fund - Class Z
Actual                                                  $ 1,000.00          $   953.70         $  6.71             1.37%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $ 1,000.00          $ 1,018.20         $  6.93             1.37%
--------------------------------------------------------------------------------------------------------------------------
Large Company Growth Fund - Administrator Class
Actual                                                  $ 1,000.00          $   955.70         $  4.66             0.95%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $ 1,000.00          $ 1,020.31         $  4.81             0.95%
--------------------------------------------------------------------------------------------------------------------------
Large Company Growth Fund - Institutional Class
Actual                                                  $ 1,000.00          $   956.50         $  3.68             0.75%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $ 1,000.00          $ 1,021.31         $  3.80             0.75%
Small Company Growth Fund
--------------------------------------------------------------------------------------------------------------------------
Small Company Growth Fund - Class A
Actual                                                  $ 1,000.00          $   900.80         $  6.91             1.45%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $ 1,000.00          $ 1,017.80         $  7.33             1.45%
--------------------------------------------------------------------------------------------------------------------------
Small Company Growth Fund - Class B
Actual                                                  $ 1,000.00          $   897.00         $ 10.46             2.20%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $ 1,000.00          $ 1,014.04         $ 11.11             2.20%
--------------------------------------------------------------------------------------------------------------------------
Small Company Growth Fund - Class C
Actual                                                  $ 1,000.00          $   897.70         $ 10.47             2.20%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $ 1,000.00          $ 1,014.04         $ 11.11             2.20%
--------------------------------------------------------------------------------------------------------------------------
Small Company Growth Fund - Administrator Class
Actual                                                  $ 1,000.00          $   902.00         $  5.72             1.20%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $ 1,000.00          $ 1,019.05         $  6.07             1.20%
Small Company Value Fund
--------------------------------------------------------------------------------------------------------------------------
Small Company Value Fund - Class A
Actual                                                  $ 1,000.00          $   950.50         $  6.89             1.41%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $ 1,000.00          $ 1,018.00         $  7.13             1.41%
--------------------------------------------------------------------------------------------------------------------------
Small Company Value Fund - Class B
Actual                                                  $ 1,000.00          $   947.40         $ 10.50             2.15%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $ 1,000.00          $ 1,014.29         $ 10.86             2.15%
--------------------------------------------------------------------------------------------------------------------------
Small Company Value Fund - Class C
Actual                                                  $ 1,000.00          $   947.40         $ 10.50             2.15%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $ 1,000.00          $ 1,014.29         $ 10.86             2.15%
--------------------------------------------------------------------------------------------------------------------------
Small Company Value Fund - Administrator Class
Actual                                                  $ 1,000.00          $   951.50         $  5.82             1.19%
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                $ 1,000.00          $ 1,019.10         $  6.02             1.19%

(1) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period.)

(2) This class commenced operations on August 31, 2006. Actual expenses shown for this class are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 30/365 (to reflect the period from August 31, 2006 to September 30, 2006).

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS                    SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   C&B LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

FACE/SHARE
AMOUNT             SECURITY NAME                                                                                         VALUE
INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS - 100.03%
            N/A    WELLS FARGO ADVANTAGE C&B LARGE CAP VALUE PORTFOLIO                                              $   573,579,937

TOTAL INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS (COST $528,237,536)                                                   573,579,937
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $528,237,536)                                100.03%                                                          $   573,579,937

OTHER ASSETS AND LIABILITIES, NET                   (0.03)                                                                 (145,987)
                                                   ------                                                           ---------------

TOTAL NET ASSETS                                   100.00%                                                          $   573,433,950
                                                   ======                                                           ===============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                    WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

   DIVERSIFIED EQUITY FUND
--------------------------------------------------------------------------------

FACE/SHARE
AMOUNT             SECURITY NAME                                                                                         VALUE
INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS - 101.19%
            N/A    WELLS FARGO ADVANTAGE C&B LARGE CAP VALUE PORTFOLIO                                              $   112,402,464
            N/A    WELLS FARGO ADVANTAGE DISCIPLINED GROWTH PORTFOLIO                                                    66,680,281
            N/A    WELLS FARGO ADVANTAGE EQUITY INCOME PORTFOLIO                                                        112,049,769
            N/A    WELLS FARGO ADVANTAGE EQUITY VALUE PORTFOLIO                                                         111,656,311
            N/A    WELLS FARGO ADVANTAGE INDEX PORTFOLIO                                                                336,173,833
            N/A    WELLS FARGO ADVANTAGE INTERNATIONAL CORE PORTFOLIO                                                    50,017,364
            N/A    WELLS FARGO ADVANTAGE INTERNATIONAL GROWTH PORTFOLIO                                                  49,959,462
            N/A    WELLS FARGO ADVANTAGE INTERNATIONAL INDEX PORTFOLIO                                                   50,088,377
            N/A    WELLS FARGO ADVANTAGE INTERNATIONAL VALUE PORTFOLIO                                                   50,337,294
            N/A    WELLS FARGO ADVANTAGE LARGE CAP APPRECIATION PORTFOLIO                                                33,003,808
            N/A    WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH PORTFOLIO                                                 234,100,794
            N/A    WELLS FARGO ADVANTAGE SMALL CAP INDEX PORTFOLIO                                                       44,001,771
            N/A    WELLS FARGO ADVANTAGE SMALL COMPANY GROWTH PORTFOLIO                                                  42,714,117
            N/A    WELLS FARGO ADVANTAGE SMALL COMPANY VALUE PORTFOLIO                                                    4,313,470
            N/A    WELLS FARGO ADVANTAGE STRATEGIC SMALL CAP VALUE PORTFOLIO                                             39,992,990

TOTAL INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS (COST $1,004,175,590)                                               1,337,492,105
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $1,004,175,590)                              101.19%                                                          $ 1,337,492,105

OTHER ASSETS AND LIABILITIES, NET                   (1.19)                                                              (15,703,779)
                                                   ------                                                           ---------------

TOTAL NET ASSETS                                   100.00%                                                          $ 1,321,788,326
                                                   ======                                                           ===============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS                    SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   DIVERSIFIED SMALL CAP FUND
--------------------------------------------------------------------------------

FACE/SHARE
AMOUNT             SECURITY NAME                                                                                         VALUE
INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS - 100.10%
            N/A    WELLS FARGO ADVANTAGE SMALL CAP INDEX PORTFOLIO                                                  $   225,477,788
            N/A    WELLS FARGO ADVANTAGE SMALL COMPANY GROWTH PORTFOLIO                                                 227,844,429
            N/A    WELLS FARGO ADVANTAGE SMALL COMPANY VALUE PORTFOLIO                                                   22,524,427
            N/A    WELLS FARGO ADVANTAGE STRATEGIC SMALL CAP VALUE PORTFOLIO                                            204,591,787

TOTAL INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS (COST $621,388,290)                                                   680,438,431
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $621,388,290)                                100.10%                                                          $   680,438,431

OTHER ASSETS AND LIABILITIES, NET                   (0.10)                                                                 (664,522)
                                                   ------                                                           ---------------

TOTAL NET ASSETS                                   100.00%                                                          $   679,773,909
                                                   ======                                                           ===============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                    WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

   EQUITY INCOME FUND
--------------------------------------------------------------------------------

FACE/SHARE
AMOUNT             SECURITY NAME                                                                                         VALUE
INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS - 100.22%
            N/A    WELLS FARGO ADVANTAGE EQUITY INCOME PORTFOLIO                                                    $   748,734,692

TOTAL INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS (COST $841,246,300)                                                   748,734,692
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $841,246,300)                                100.22%                                                          $   748,734,692

OTHER ASSETS AND LIABILITIES, NET                   (0.22)                                                               (1,651,463)
                                                   ------                                                           ---------------

TOTAL NET ASSETS                                   100.00%                                                          $   747,083,229
                                                   ======                                                           ===============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS                    SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   EQUITY VALUE FUND
--------------------------------------------------------------------------------

FACE/SHARE
AMOUNT             SECURITY NAME                                                                                         VALUE
INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS - 100.16%
            N/A    WELLS FARGO ADVANTAGE EQUITY VALUE PORTFOLIO                                                     $    79,576,636

TOTAL INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS (COST $72,453,003)                                                     79,576,636
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $72,453,003)                                 100.16%                                                          $    79,576,636

OTHER ASSETS AND LIABILITIES, NET                   (0.16)                                                                 (129,020)
                                                   ------                                                           ---------------

TOTAL NET ASSETS                                   100.00%                                                          $    79,447,616
                                                   ======                                                           ===============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                    WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

   GROWTH EQUITY FUND
--------------------------------------------------------------------------------

FACE/SHARE
AMOUNT             SECURITY NAME                                                                                         VALUE
INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS - 102.07%
            N/A    WELLS FARGO ADVANTAGE DISCIPLINED GROWTH PORTFOLIO                                               $    28,467,156
            N/A    WELLS FARGO ADVANTAGE INTERNATIONAL CORE PORTFOLIO                                                    42,785,618
            N/A    WELLS FARGO ADVANTAGE INTERNATIONAL GROWTH PORTFOLIO                                                  42,754,274
            N/A    WELLS FARGO ADVANTAGE INTERNATIONAL INDEX PORTFOLIO                                                   42,863,529
            N/A    WELLS FARGO ADVANTAGE INTERNATIONAL VALUE PORTFOLIO                                                   43,032,232
            N/A    WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH PORTFOLIO                                                 173,111,070
            N/A    WELLS FARGO ADVANTAGE SMALL CAP INDEX PORTFOLIO                                                       65,746,610
            N/A    WELLS FARGO ADVANTAGE SMALL COMPANY GROWTH PORTFOLIO                                                  65,993,105
            N/A    WELLS FARGO ADVANTAGE SMALL COMPANY VALUE PORTFOLIO                                                    6,475,197
            N/A    WELLS FARGO ADVANTAGE STRATEGIC SMALL CAP VALUE PORTFOLIO                                             59,752,228

TOTAL INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS (COST $411,314,803)                                                   570,981,019
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $411,314,803)                                102.07%                                                          $   570,981,019

OTHER ASSETS AND LIABILITIES, NET                   (2.07)                                                              (11,561,992)
                                                   ------                                                           ---------------

TOTAL NET ASSETS                                   100.00%                                                          $   559,419,027
                                                   ======                                                           ===============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS                    SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------

FACE/SHARE
AMOUNT             SECURITY NAME                                                                                         VALUE
INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS - 99.28%
            N/A    WELLS FARGO ADVANTAGE INTERNATIONAL VALUE PORTFOLIO                                              $   140,578,699

TOTAL INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS (COST $138,297,719)                                                   140,578,699
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $138,297,719)                                 99.28%                                                          $   140,578,699

OTHER ASSETS AND LIABILITIES, NET                    0.72                                                                 1,022,837
                                                   ------                                                           ---------------

TOTAL NET ASSETS                                   100.00%                                                          $   141,601,536
                                                   ======                                                           ===============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                    WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

   LARGE CAP APPRECIATION FUND
--------------------------------------------------------------------------------

FACE/SHARE
AMOUNT             SECURITY NAME                                                                                         VALUE
INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS - 100.06%
            N/A    WELLS FARGO ADVANTAGE LARGE CAP APPRECIATION PORTFOLIO                                           $    91,856,616

TOTAL INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS (COST $87,044,998)                                                     91,856,616
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $87,044,998)                                 100.06%                                                          $    91,856,616

OTHER ASSETS AND LIABILITIES, NET                   (0.06)                                                                  (54,660)
                                                   ------                                                           ---------------

TOTAL NET ASSETS                                   100.00%                                                          $    91,801,956
                                                   ======                                                           ===============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS                    SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   LARGE COMPANY GROWTH FUND
--------------------------------------------------------------------------------

FACE/SHARE
AMOUNT             SECURITY NAME                                                                                         VALUE
INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS - 100.35%
            N/A    WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH PORTFOLIO                                             $ 2,306,930,537

TOTAL INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS (COST $1,973,616,291)                                               2,306,930,537
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $1,973,616,291)                              100.35%                                                          $ 2,306,930,537

OTHER ASSETS AND LIABILITIES, NET                   (0.35)                                                               (7,973,082)
                                                   ------                                                           ---------------

TOTAL NET ASSETS                                   100.00%                                                          $ 2,298,957,455
                                                   ======                                                           ===============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                    WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

   SMALL COMPANY GROWTH FUND
--------------------------------------------------------------------------------

FACE/SHARE
AMOUNT             SECURITY NAME                                                                                         VALUE
INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS - 101.33%
            N/A    WELLS FARGO ADVANTAGE SMALL COMPANY GROWTH PORTFOLIO                                             $   529,753,367

TOTAL INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS (COST $547,448,946)                                                   529,753,367
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $547,448,946)                                101.33%                                                          $   529,753,367

OTHER ASSETS AND LIABILITIES, NET                   (1.33)                                                               (6,928,292)
                                                   ------                                                           ---------------

TOTAL NET ASSETS                                   100.00%                                                          $   522,825,075
                                                   ======                                                           ===============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS                    SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   SMALL COMPANY VALUE FUND
--------------------------------------------------------------------------------

FACE/SHARE
AMOUNT             SECURITY NAME                                                                                         VALUE
INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS - 99.99%
            N/A    WELLS FARGO ADVANTAGE SMALL COMPANY VALUE PORTFOLIO                                              $   372,339,934

TOTAL INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS (COST $356,381,912)                                                   372,339,934
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $356,381,912)                                 99.99%                                                          $   372,339,934

OTHER ASSETS AND LIABILITIES, NET                    0.01                                                                    52,968
                                                   ------                                                           ---------------

TOTAL NET ASSETS                                   100.00%                                                          $   372,392,902
                                                   ======                                                           ===============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                        THIS PAGE IS INTENTIONALLY LEFT BLANK --

                                                            STATEMENTS OF ASSETS
WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS   AND LIABILITIES--SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

                                                                                   C&B LARGE CAP      DIVERSIFIED      DIVERSIFIED
                                                                                      VALUE FUND      EQUITY FUND   SMALL CAP FUND
----------------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
   INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS .................................   $ 573,579,937   $1,337,492,105   $  680,438,431
                                                                                   -------------   --------------   --------------
   TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) ..........................     573,579,937    1,337,492,105      680,438,431
                                                                                   -------------   --------------   --------------
   CASH ........................................................................          25,000           25,000           25,000
   RECEIVABLE FOR FUND SHARES ISSUED ...........................................       1,404,328          154,774          114,551
   RECEIVABLE FROM INVESTMENT ADVISOR AND AFFILIATES ...........................               0                0                0
   PREPAID EXPENSES AND OTHER ASSETS ...........................................               0           24,209                0
                                                                                   -------------   --------------   --------------
   TOTAL ASSETS ................................................................     575,009,265    1,337,696,088      680,577,982
                                                                                   -------------   --------------   --------------

LIABILITIES
   PAYABLE FOR FUND SHARES REDEEMED ............................................       1,383,878       15,378,594          468,930
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) .......................          59,448          212,348          177,479
   PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT .....................         129,925          316,820          142,971
   ACCRUED EXPENSES AND OTHER LIABILITIES ......................................           2,064                0           14,693
                                                                                   -------------   --------------   --------------
   TOTAL LIABILITIES ...........................................................       1,575,315       15,907,762          804,073
                                                                                   -------------   --------------   --------------
   TOTAL NET ASSETS ............................................................   $ 573,433,950   $1,321,788,326   $  679,773,909
                                                                                   -------------   --------------   --------------
NET ASSETS CONSIST OF:
----------------------------------------------------------------------------------------------------------------------------------
   PAID-IN CAPITAL .............................................................   $ 499,225,709   $  878,356,730   $  552,544,287
   UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ..................................       5,622,167        7,040,167         (166,062)
   UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS .......................      23,243,673      103,074,914       68,345,543
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN CURRENCIES
     AND TRANSLATION OF ASSETS AND LIABILITIES DENOMINATED IN FOREIGN
     CURRENCIES ................................................................      45,342,401      333,316,515       59,050,141
                                                                                   -------------   --------------   --------------
   TOTAL NET ASSETS ............................................................   $ 573,433,950   $1,321,788,326   $  679,773,909
                                                                                   -------------   --------------   --------------
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
----------------------------------------------------------------------------------------------------------------------------------
   NET ASSETS - CLASS A ........................................................   $  57,287,757   $  119,121,886              N/A
   SHARES OUTSTANDING - CLASS A ................................................       5,922,827        2,951,277              N/A
   NET ASSET VALUE PER SHARE - CLASS A .........................................   $        9.67   $        40.36              N/A
   MAXIMUM OFFERING PRICE PER SHARE - CLASS A(2) ...............................   $       10.26   $        42.82              N/A
   NET ASSETS - CLASS B ........................................................   $  26,081,695   $   51,171,021              N/A
   SHARES OUTSTANDING - CLASS B ................................................       2,723,393        1,328,199              N/A
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS B ......................   $        9.58   $        38.53              N/A
   NET ASSETS - CLASS C ........................................................   $  15,119,730   $    6,451,022              N/A
   SHARES OUTSTANDING - CLASS C ................................................       1,578,857          164,862              N/A
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS C ......................   $        9.58   $        39.13              N/A
   NET ASSETS - CLASS D ........................................................   $ 163,397,263              N/A              N/A
   SHARES OUTSTANDING - CLASS D ................................................      16,895,940              N/A              N/A
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS D ......................   $        9.67              N/A              N/A
   NET ASSETS - CLASS Z ........................................................             N/A              N/A              N/A
   SHARES OUTSTANDING - CLASS Z ................................................             N/A              N/A              N/A
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS Z ......................             N/A              N/A              N/A
   NET ASSETS - ADMINISTRATOR CLASS ............................................   $ 241,434,594   $1,145,044,397   $  679,773,909
   SHARES OUTSTANDING - ADMINISTRATOR CLASS ....................................      24,904,592       28,302,605       46,355,854
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADMINISTRATOR CLASS ..........   $        9.69   $        40.46   $        14.66
   NET ASSETS - INSTITUTIONAL CLASS ............................................   $  70,112,911              N/A              N/A
   SHARES OUTSTANDING - INSTITUTIONAL CLASS ....................................       7,200,098              N/A              N/A
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - INSTITUTIONAL CLASS ..........   $        9.74              N/A              N/A
                                                                                   -------------   --------------   --------------
   INVESTMENTS AT COST .........................................................   $ 528,237,536   $1,004,175,590   $  621,388,290
                                                                                   =============   ==============   ==============

(1)   EACH FUND HAS AN UNLIMITED NUMBER OF AUTHORIZED SHARES.

(2) MAXIMUM OFFERING PRICE IS COMPUTED AS 100/94.25 OF NET ASSET VALUE. ON INVESTMENTS OF $50,000 OR MORE, THE OFFERING PRICE IS REDUCED.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS
AND LIABILITIES--SEPTEMBER 30, 2006   WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

                                                                           EQUITY           EQUITY          GROWTH    INTERNATIONAL
                                                                      INCOME FUND       VALUE FUND     EQUITY FUND       VALUE FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
   INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS ..................   $ 748,734,692   $   79,576,636   $ 570,981,019   $  140,578,699
                                                                    -------------   --------------   -------------   --------------
   TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) ...........     748,734,692       79,576,636     570,981,019      140,578,699
                                                                    -------------   --------------   -------------   --------------
   CASH .........................................................               0                0          25,000           24,992
   RECEIVABLE FOR FUND SHARES ISSUED ............................          35,290           23,033         479,721        1,129,863
   RECEIVABLE FROM INVESTMENT ADVISOR AND AFFILIATES ............          22,764            5,522               0           14,812
   PREPAID EXPENSES AND OTHER ASSETS ............................          19,813                0               0                0
                                                                    -------------   --------------   -------------   --------------
   TOTAL ASSETS .................................................     748,812,559       79,605,191     571,485,740      141,748,366
                                                                    -------------   --------------   -------------   --------------
LIABILITIES
   PAYABLE FOR FUND SHARES REDEEMED .............................       1,543,430          134,974      11,685,208           86,193
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) ........               0                0         285,025                0
   PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT ......         185,900           17,925          95,598           29,029
   ACCRUED EXPENSES AND OTHER LIABILITIES .......................               0            4,676             882           31,608
                                                                    -------------   --------------   -------------   --------------
   TOTAL LIABILITIES ............................................       1,729,330          157,575      12,066,713          146,830
                                                                    -------------   --------------   -------------   --------------
   TOTAL NET ASSETS .............................................   $ 747,083,229   $   79,447,616   $ 559,419,027   $  141,601,536
                                                                    -------------   --------------   -------------   --------------
NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------------
   PAID-IN CAPITAL ..............................................   $ 760,284,514   $   70,082,681   $ 346,827,616   $  139,063,596
   UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ...................         344,642          474,983         746,677          318,790
   UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS ........      78,965,681        1,766,319      52,178,518          (61,830)
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS,
     FOREIGN CURRENCIES AND TRANSLATION OF ASSETS AND LIABILITIES
     DENOMINATED IN FOREIGN CURRENCIES ..........................     (92,511,608)       7,123,633     159,666,216        2,280,980
                                                                    -------------   --------------   -------------   --------------
   TOTAL NET ASSETS .............................................   $ 747,083,229   $   79,447,616   $ 559,419,027   $  141,601,536
                                                                    -------------   --------------   -------------   --------------
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
-----------------------------------------------------------------------------------------------------------------------------------
   NET ASSETS - CLASS A .........................................   $ 172,361,274   $    4,537,405   $  26,448,409   $    1,900,154
   SHARES OUTSTANDING - CLASS A .................................       5,384,138          299,999         930,646          113,465
   NET ASSET VALUE PER SHARE - CLASS A ..........................   $       32.01   $        15.12   $       28.42   $        16.75
   MAXIMUM OFFERING PRICE PER SHARE - CLASS A(2) ................   $       33.96   $        16.04   $       30.15   $        17.77
   NET ASSETS - CLASS B .........................................   $  39,233,420   $    2,682,158   $   7,941,397   $    1,110,199
   SHARES OUTSTANDING - CLASS B .................................       1,224,807          179,388         312,010           67,085
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS B .......   $       32.03   $        14.95   $       25.45   $        16.55
   NET ASSETS - CLASS C .........................................   $   4,903,154   $      416,976   $     989,469   $      311,614
   SHARES OUTSTANDING - CLASS C .................................         146,662           27,900          37,162           18,835
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS C .......   $       33.43   $        14.95   $       26.63   $        16.54
   NET ASSETS - CLASS D .........................................             N/A              N/A             N/A              N/A
   SHARES OUTSTANDING - CLASS D .................................             N/A              N/A             N/A              N/A
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS D .......             N/A              N/A             N/A              N/A
   NET ASSETS - CLASS Z .........................................             N/A              N/A             N/A              N/A
   SHARES OUTSTANDING - CLASS Z .................................             N/A              N/A             N/A              N/A
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS Z .......             N/A              N/A             N/A              N/A
   NET ASSETS - ADMINISTRATOR CLASS .............................   $ 530,585,381   $   71,800,954   $ 383,616,493   $  138,269,486
   SHARES OUTSTANDING - ADMINISTRATOR CLASS .....................      16,599,202        4,675,301      13,302,682        8,303,087
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADMINISTRATOR
      CLASS .....................................................   $       31.96   $        15.36   $       28.84   $        16.65
   NET ASSETS - INSTITUTIONAL CLASS .............................             N/A   $       10,123   $ 140,423,259   $       10,083
   SHARES OUTSTANDING - INSTITUTIONAL CLASS .....................             N/A              659       4,865,705              605
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - INSTITUTIONAL
      CLASS .....................................................             N/A   $        15.36   $       28.86   $        16.67
                                                                    -------------   --------------   -------------   --------------
   INVESTMENTS AT COST ..........................................   $ 841,246,300   $   72,453,003   $ 411,314,803   $  138,297,719
                                                                    =============   ==============   =============   ==============

                                                                        LARGE CAP
                                                                     APPRECIATION    LARGE COMPANY   SMALL COMPANY    SMALL COMPANY
                                                                             FUND      GROWTH FUND     GROWTH FUND       VALUE FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
   INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS ..................   $  91,856,616   $2,306,930,537   $ 529,753,367   $  372,339,934
                                                                    -------------   --------------   -------------   --------------
   TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) ...........      91,856,616    2,306,930,537     529,753,367      372,339,934
                                                                    -------------   --------------   -------------   --------------
   CASH .........................................................          25,000           30,000          25,000           25,000
   RECEIVABLE FOR FUND SHARES ISSUED ............................         210,396        1,607,466         195,165          567,333
   RECEIVABLE FROM INVESTMENT ADVISOR AND AFFILIATES ............               0                0               0                0
   PREPAID EXPENSES AND OTHER ASSETS ............................           1,356          286,953               0                0
                                                                    -------------   --------------   -------------   --------------
   TOTAL ASSETS .................................................      92,093,368    2,308,854,956     529,973,532      372,932,267
                                                                    -------------   --------------   -------------   --------------
LIABILITIES
   PAYABLE FOR FUND SHARES REDEEMED .............................         265,131        9,189,852       7,002,968          389,720
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) ........           4,902          171,175          16,991           45,737
   PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT ......          21,379          536,474         111,803           90,208
   ACCRUED EXPENSES AND OTHER LIABILITIES .......................               0                0          16,695           13,700
                                                                    -------------   --------------   -------------   --------------
   TOTAL LIABILITIES ............................................         291,412        9,897,501       7,148,457          539,365
                                                                    -------------   --------------   -------------   --------------
   TOTAL NET ASSETS .............................................   $  91,801,956   $2,298,957,455   $ 522,825,075   $  372,392,902
                                                                    -------------   --------------   -------------   --------------
NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------------
   PAID-IN CAPITAL ..............................................   $  82,374,799   $2,401,571,112   $ 464,801,959   $  334,264,365
   UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ...................          78,312       (3,027,598)       (806,709)         968,264
   UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS ........       4,537,227     (432,900,305)     76,525,404       21,202,251
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS,
     FOREIGN CURRENCIES AND TRANSLATION OF ASSETS AND LIABILITIES
     DENOMINATED IN FOREIGN CURRENCIES ..........................       4,811,618      333,314,246     (17,695,579)      15,958,022
                                                                    -------------   --------------   -------------   --------------
   TOTAL NET ASSETS .............................................   $  91,801,956   $2,298,957,455   $ 522,825,075   $  372,392,902
                                                                    -------------   --------------   -------------   --------------
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
-----------------------------------------------------------------------------------------------------------------------------------
   NET ASSETS - CLASS A .........................................   $  36,400,381   $  484,767,470   $   3,208,101   $   81,432,050
   SHARES OUTSTANDING - CLASS A .................................       3,218,101        9,688,282         105,183        5,237,046
   NET ASSET VALUE PER SHARE - CLASS A ..........................   $       11.31   $        50.04   $       30.50   $        15.55
   MAXIMUM OFFERING PRICE PER SHARE - CLASS A(2) ................   $       12.00   $        53.09   $       32.36   $        16.50
   NET ASSETS - CLASS B .........................................   $   3,801,607   $  104,319,533   $     898,508   $   13,462,634
   SHARES OUTSTANDING - CLASS B .................................         348,587        2,334,359          30,078          901,078
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS B .......   $       10.91   $        44.69   $       29.87   $        14.94
   NET ASSETS - CLASS C .........................................   $     878,878   $   14,451,131   $     212,923   $    4,710,896
   SHARES OUTSTANDING - CLASS C .................................          80,573          322,769           7,078          315,376
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS C .......   $       10.91   $        44.77   $       30.08   $        14.94
   NET ASSETS - CLASS D .........................................             N/A              N/A             N/A              N/A
   SHARES OUTSTANDING - CLASS D .................................             N/A              N/A             N/A              N/A
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS D .......             N/A              N/A             N/A              N/A
   NET ASSETS - CLASS Z .........................................             N/A   $  104,803,470             N/A              N/A
   SHARES OUTSTANDING - CLASS Z .................................             N/A        2,213,524             N/A              N/A
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - CLASS Z .......             N/A   $        47.35             N/A              N/A
   NET ASSETS - ADMINISTRATOR CLASS .............................   $  50,710,872   $1,481,399,489   $ 518,505,543   $  272,787,322
   SHARES OUTSTANDING - ADMINISTRATOR CLASS .....................       4,439,686       31,075,862      16,875,063       17,383,041
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADMINISTRATOR
      CLASS .....................................................   $       11.42   $        47.67   $       30.73   $        15.69
   NET ASSETS - INSTITUTIONAL CLASS .............................   $      10,218   $  109,216,362             N/A              N/A
   SHARES OUTSTANDING - INSTITUTIONAL CLASS .....................             894        2,286,919             N/A              N/A
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - INSTITUTIONAL
      CLASS .....................................................   $       11.43   $        47.76             N/A              N/A
                                                                    -------------   --------------   -------------   --------------
   INVESTMENTS AT COST ..........................................   $  87,044,998   $1,973,616,291   $ 547,448,946   $  356,381,912
                                                                    =============   ==============   =============   ==============

                                                      STATEMENTS OF OPERATIONS--
                                                              FOR THE YEAR ENDED
WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS                    SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

                                                                                                                        DIVERSIFIED
                                                                               C&B LARGE CAP         DIVERSIFIED              SMALL
                                                                                  VALUE FUND         EQUITY FUND           CAP FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   DIVIDENDS ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS .................  $     13,060,083   $      24,537,416   $      6,674,168
   INTEREST ..............................................................                 0                   0                  0
   INTEREST INCOME ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS ...........                 0               7,364              5,910
   EXPENSES ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS ..................        (4,077,582)         (8,232,285)        (4,337,584)
   WAIVERS ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS ...................           538,881             640,649            396,689
                                                                            ----------------   -----------------   ----------------
   TOTAL INVESTMENT INCOME ...............................................         9,521,382          16,953,144          2,739,183
                                                                            ----------------   -----------------   ----------------
EXPENSES
   ADVISORY FEES .........................................................                 0           3,374,865          1,571,628
   ADMINISTRATION FEES
     FUND LEVEL ..........................................................           268,542             674,973            314,325
     CLASS A .............................................................           149,912             330,943                N/A
     CLASS B .............................................................            69,265             161,112                N/A
     CLASS C .............................................................            39,850              19,027                N/A
     CLASS D .............................................................           445,271                 N/A                N/A
     CLASS Z .............................................................               N/A                 N/A                N/A
     ADMINISTRATOR CLASS .................................................           219,606           1,167,417            628,651
     INSTITUTIONAL CLASS .................................................            52,755                 N/A                N/A
   SHAREHOLDER SERVICING FEES ............................................         1,177,852           3,374,865          1,571,628
   ACCOUNTING FEES .......................................................            75,104             106,081             49,490
   DISTRIBUTION FEES (NOTE 3)
     CLASS B .............................................................           185,533             431,551                N/A
     CLASS C .............................................................           106,740              50,966                N/A
   PROFESSIONAL FEES .....................................................            14,167              24,452             24,355
   REGISTRATION FEES .....................................................           121,171              49,368             20,786
   SHAREHOLDER REPORTS ...................................................            94,492             106,282             60,418
   TRUSTEES' FEES ........................................................             8,618               8,618              8,618
   OTHER FEES AND EXPENSES ...............................................            16,591              33,407             17,484
                                                                            ----------------   -----------------   ----------------
   TOTAL EXPENSES ........................................................         3,045,469           9,913,927          4,267,383
                                                                            ----------------   -----------------   ----------------

LESS:
   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ..........................          (726,553)         (3,066,358)          (667,901)
   NET EXPENSES ..........................................................         2,318,916           6,847,569          3,599,482
                                                                            ----------------   -----------------   ----------------
   NET INVESTMENT INCOME (LOSS) ..........................................         7,202,466          10,105,575           (860,299)
                                                                            ----------------   -----------------   ----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:

   SECURITIES TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS ..............        24,869,878         111,753,402         70,241,008
   FORWARD FOREIGN CURRENCY CONTRACTS ALLOCATED FROM MASTER PORTFOLIOS ...                 0              28,350                  0
   FUTURES TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS .................                 0             339,023           (193,851)
   OPTIONS, SWAP AGREEMENT AND SHORT SALE TRANSACTIONS ALLOCATED FROM
   MASTER PORTFOLIOS .....................................................                 0              11,238                  0
                                                                            ----------------   -----------------   ----------------
   NET REALIZED GAIN (LOSS) FROM INVESTMENTS .............................        24,869,878         112,132,013         70,047,157
                                                                            ----------------   -----------------   ----------------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:

   SECURITIES TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS ..............        45,241,722             974,968        (30,106,391)
   FORWARDS, FUTURES, OPTIONS, SWAPS AND SHORT SALES ALLOCATED FROM
   MASTER PORTFOLIOS .....................................................                 0          (4,026,734)            (5,053)
                                                                            ----------------   -----------------   ----------------
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ...        45,241,722          (3,051,766)       (30,111,444)
                                                                            ----------------   -----------------   ----------------
   NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ................        70,111,600         109,080,247         39,935,713
                                                                            ----------------   -----------------   ----------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .......  $     77,314,066   $     119,185,822   $     39,075,414
                                                                            ================   =================   ================

(1) NET OF FOREIGN WITHHOLDING TAXES OF ..................................  $         90,695   $         528,611   $          8,432

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS--
FOR THE YEAR ENDED
SEPTEMBER 30, 2006                    WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

                                                                                  EQUITY        EQUITY        GROWTH   INTERNATIONAL
                                                                             INCOME FUND    VALUE FUND   EQUITY FUND      VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   DIVIDENDS ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS .................  $ 20,805,562  $  1,422,649  $  8,611,087   $    525,484
   INTEREST ..............................................................             0             0             0              0
   INTEREST INCOME ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS ...........             0             0             0              0
   EXPENSES ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS ..................    (6,118,143)     (567,683)   (4,437,636)      (169,358)
   WAIVERS ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS ...................       400,072         6,216       407,832              0
                                                                            ------------  ------------  ------------   ------------
   TOTAL INVESTMENT INCOME ...............................................    15,087,491       861,182     4,581,283        356,126
                                                                            ------------  ------------  ------------   ------------
EXPENSES
   ADVISORY FEES .........................................................             0             0     1,430,423              0
   ADMINISTRATION FEES
     FUND LEVEL ..........................................................       408,888        36,232       286,085          8,096
     CLASS A .............................................................       486,265        11,530        68,048          2,966
     CLASS B .............................................................       136,148         6,786        22,744          1,586
     CLASS C .............................................................        15,511         1,064         2,824            314
     CLASS D .............................................................           N/A           N/A           N/A            N/A
     CLASS Z .............................................................           N/A           N/A           N/A            N/A
     ADMINISTRATOR CLASS .................................................       589,946        65,541       400,877         14,454
     INSTITUTIONAL CLASS .................................................           N/A             1       110,286              1
   SHAREHOLDER SERVICING FEES ............................................     2,044,441       181,157     1,085,778         40,480
   ACCOUNTING FEES .......................................................        78,958        41,302       101,828         38,657
   DISTRIBUTION FEES (NOTE 3)
     CLASS B .............................................................       364,681        18,176        60,920          4,248
     CLASS C .............................................................        41,548         2,851         7,566            841
   PROFESSIONAL FEES .....................................................        18,406         9,040        15,811          7,753
   REGISTRATION FEES .....................................................        22,309        48,672        57,590         41,411
   SHAREHOLDER REPORTS ...................................................        98,317         8,366        50,057          2,455
   TRUSTEES' FEES ........................................................         8,618         8,618         8,618          8,618
   OTHER FEES AND EXPENSES ...............................................        20,963         3,764        12,612          2,543
                                                                            ------------  ------------  ------------   ------------
   TOTAL EXPENSES ........................................................     4,334,999       443,100     3,722,067        174,423
                                                                            ------------  ------------  ------------   ------------

LESS:
   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ..........................    (2,125,246)     (241,514)     (746,218)      (134,242)
   NET EXPENSES ..........................................................     2,209,753       201,586     2,975,849         40,181
                                                                            ------------  ------------  ------------   ------------
   NET INVESTMENT INCOME (LOSS) ..........................................    12,877,738       659,596     1,605,434        315,945
                                                                            ------------  ------------  ------------   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:

   SECURITIES TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS ..............    86,823,512     1,357,108    58,935,907        (28,739)
   FORWARD FOREIGN CURRENCY CONTRACTS ALLOCATED FROM MASTER PORTFOLIOS ...             0             0        24,523              0
   FUTURES TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS .................             0             0       165,515              0
   OPTIONS, SWAP AGREEMENT AND SHORT SALE TRANSACTIONS ALLOCATED FROM
   MASTER PORTFOLIOS .....................................................             0             0         8,364        (32,509)
                                                                            ------------  ------------  ------------   ------------
   NET REALIZED GAIN (LOSS) FROM INVESTMENTS .............................    86,823,512     1,357,108    59,134,309        (61,248)
                                                                            ------------  ------------  ------------   ------------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:

   SECURITIES TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS ..............   (17,284,989)    5,286,012   (16,251,323)     2,217,317
   FORWARDS, FUTURES, OPTIONS, SWAPS AND SHORT SALES ALLOCATED FROM
   MASTER PORTFOLIOS .....................................................             0             0       (17,997)        10,226
                                                                            ------------  ------------  ------------   ------------
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ...   (17,284,989)    5,286,012   (16,269,320)     2,227,543
                                                                            ------------  ------------  ------------   ------------
   NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ................    69,538,523     6,643,120    42,864,989      2,166,295
                                                                            ------------  ------------  ------------   ------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .......  $ 82,416,261  $  7,302,716  $ 44,470,423   $  2,482,240
                                                                            ============  ============  ============   ============

(1) NET OF FOREIGN WITHHOLDING TAXES OF ..................................  $     50,040  $      2,265  $    431,619   $     20,855

                                                                               LARGE CAP         LARGE         SMALL          SMALL
                                                                            APPRECIATION       COMPANY       COMPANY        COMPANY
                                                                                    FUND   GROWTH FUND   GROWTH FUND     VALUE FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   DIVIDENDS ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS .................  $    868,907  $ 19,173,500  $  3,132,416   $  4,941,287
   INTEREST ..............................................................             0        11,239       288,092          3,611
   INTEREST INCOME ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS ...........             0             0             0              0
   EXPENSES ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS ..................      (464,418)  (17,716,760)   (4,997,303)    (3,148,941)
   WAIVERS ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS ...................        14,100     2,134,923        27,287        411,492
                                                                            ------------  ------------  ------------   ------------
   TOTAL INVESTMENT INCOME ...............................................       418,589     3,602,902    (1,549,508)     2,207,449
                                                                            ------------  ------------  ------------   ------------
EXPENSES
   ADVISORY FEES .........................................................             0             0             0              0
   ADMINISTRATION FEES
     FUND LEVEL ..........................................................        31,134     1,272,938       276,137        170,400
     CLASS A .............................................................        97,713     1,442,562        10,581        235,391
     CLASS B .............................................................         9,798       409,164         2,133         42,913
     CLASS C .............................................................         2,405        48,698           459         14,255
     CLASS D .............................................................           N/A           N/A           N/A            N/A
     CLASS Z .............................................................           N/A       520,517           N/A            N/A
     ADMINISTRATOR CLASS .................................................        23,012     1,641,263       547,570        236,315
     INSTITUTIONAL CLASS .................................................             1        88,175           N/A            N/A
   SHAREHOLDER SERVICING FEES ............................................       155,670     6,089,142     1,380,686        852,000
   ACCOUNTING FEES .......................................................        22,870       151,568        63,853         35,961
   DISTRIBUTION FEES (NOTE 3)
     CLASS B .............................................................        26,244     1,095,974         5,712        114,945
     CLASS C .............................................................         6,444       130,442         1,230         38,182
   PROFESSIONAL FEES .....................................................         9,000        38,412        14,165         32,833
   REGISTRATION FEES .....................................................        17,777        55,159        46,208         54,277
   SHAREHOLDER REPORTS ...................................................        10,743       317,477        44,448         65,834
   TRUSTEES' FEES ........................................................         8,618         8,613         8,618          8,618
   OTHER FEES AND EXPENSES ...............................................         3,505        53,953         9,080         12,888
                                                                            ------------  ------------  ------------   ------------
   TOTAL EXPENSES ........................................................       424,934    13,364,057     2,410,880      1,914,812
                                                                            ------------  ------------  ------------   ------------

LESS:

   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ..........................      (122,531)   (1,573,099)     (736,564)      (224,226)
   NET EXPENSES ..........................................................       302,403    11,790,958     1,674,316      1,690,586
                                                                            ------------  ------------  ------------   ------------
   NET INVESTMENT INCOME (LOSS) ..........................................       116,186    (8,188,056)   (3,223,824)       516,863
                                                                            ------------  ------------  ------------   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:

   SECURITIES TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS ..............     4,657,033    36,100,755    72,581,143     22,923,203
   FORWARD FOREIGN CURRENCY CONTRACTS ALLOCATED FROM MASTER PORTFOLIOS ...             0             0             0              0
   FUTURES TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS .................             0             0             0              0
   OPTIONS, SWAP AGREEMENT AND SHORT SALE TRANSACTIONS ALLOCATED FROM
   MASTER PORTFOLIOS .....................................................             0             0             0              0
                                                                            ------------  ------------  ------------   ------------
   NET REALIZED GAIN (LOSS) FROM INVESTMENTS .............................     4,657,033    36,100,755    72,581,143     22,923,203
                                                                            ------------  ------------  ------------   ------------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:

   SECURITIES TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS ..............    (2,391,720)    8,990,017   (33,975,241)    (4,861,544)
   FORWARDS, FUTURES, OPTIONS, SWAPS AND SHORT SALES ALLOCATED FROM
   MASTER PORTFOLIOS .....................................................             0             0             0              0
                                                                            ------------  ------------  ------------   ------------
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ...    (2,391,720)    8,990,017   (33,975,241)    (4,861,544)
                                                                            ------------  ------------  ------------   ------------
   NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ................     2,265,313    45,090,772    38,605,902     18,061,659
                                                                            ------------  ------------  ------------   ------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .......  $  2,381,499  $ 36,902,716  $ 35,382,078   $ 18,578,522
                                                                            ============  ============  ============   ============

(1) NET OF FOREIGN WITHHOLDING TAXES OF ..................................  $          0  $    301,190  $      2,674   $          0

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS   STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                      C&B LARGE CAP VALUE FUND
                                                                     ----------------------------------------------------------
                                                                                FOR THE              FOR THE            FOR THE
                                                                             YEAR ENDED         PERIOD ENDED         YEAR ENDED
                                                                     SEPTEMBER 30, 2006   SEPTEMBER 30, 2005   OCTOBER 31, 2004
-------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ..........................................   $      517,037,985   $       95,377,137   $     20,418,564

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ..................................            7,202,466            2,209,432            131,947
   NET REALIZED GAIN (LOSS) ON INVESTMENTS .......................           24,869,878            9,203,272          1,641,376
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
      INVESTMENTS ................................................           45,241,722           (3,825,316)         1,152,621
                                                                     ------------------   ------------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..           77,314,066            7,587,388          2,925,944
                                                                     ------------------   ------------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS A ....................................................             (268,713)             (68,720)                 0
      CLASS B ....................................................                    0              (24,137)                 0
      CLASS C ....................................................                    0              (12,175)                 0
      CLASS D ....................................................             (824,165)            (256,921)           (88,394)
      ADMINISTRATOR CLASS ........................................           (1,530,614)            (156,717)                 0
      INSTITUTIONAL CLASS ........................................             (578,225)            (122,787)                 0
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS A ....................................................           (1,068,091)            (146,170)                 0
      CLASS B ....................................................             (507,201)             (78,997)                 0
      CLASS C ....................................................             (284,881)             (38,365)                 0
      CLASS D ....................................................           (3,306,953)            (564,190)                 0
      ADMINISTRATOR CLASS ........................................           (4,260,741)            (302,387)                 0
      INSTITUTIONAL CLASS ........................................           (1,273,864)            (167,766)                 0
                                                                     ------------------   ------------------   ----------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..............................          (13,903,448)          (1,939,332)           (88,394)
                                                                     ------------------   ------------------   ----------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A (NOTE 1) ..................           27,555,960           49,206,070         11,504,396
   REINVESTMENT OF DISTRIBUTIONS - CLASS A (NOTE 1) ..............            1,251,407              203,320                  0
   COST OF SHARES REDEEMED - CLASS A (NOTE 1) ....................          (29,601,068)          (9,643,896)          (225,395)
                                                                     ------------------   ------------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - CLASS A ..................................             (793,701)          39,765,494         11,279,001
                                                                     ------------------   ------------------   ----------------
   PROCEEDS FROM SHARES SOLD - CLASS B (NOTE 1) ..................            5,636,342           20,994,815          6,011,658
   REINVESTMENT OF DISTRIBUTIONS - CLASS B (NOTE 1) ..............              493,230               99,110                  0
   COST OF SHARES REDEEMED - CLASS B (NOTE 1) ....................           (7,199,736)          (2,802,975)          (270,318)
                                                                     ------------------   ------------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - CLASS B ..................................           (1,070,164)          18,290,950          5,741,340
                                                                     ------------------   ------------------   ----------------
   PROCEEDS FROM SHARES SOLD - CLASS C (NOTE 1) ..................            3,962,121           11,240,614          2,720,503
   REINVESTMENT OF DISTRIBUTIONS - CLASS C (NOTE 1) ..............              279,904               49,753                  0
   COST OF SHARES REDEEMED - CLASS C (NOTE 1) ....................           (3,839,824)          (1,026,486)           (11,332)
                                                                     ------------------   ------------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - CLASS C ..................................              402,201           10,263,881          2,709,171
                                                                     ------------------   ------------------   ----------------
   PROCEEDS FROM SHARES SOLD - CLASS D ...........................           45,031,484          138,395,264         47,900,214
   REINVESTMENT OF DISTRIBUTIONS - CLASS D .......................            4,057,175              802,914             82,043
   COST OF SHARES REDEEMED - CLASS D .............................          (67,576,852)         (29,050,635)       (19,799,697)
                                                                     ------------------   ------------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - CLASS D ..................................          (18,488,193)         110,147,543         28,182,560
                                                                     ------------------   ------------------   ----------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ......          115,744,497          344,818,510         24,787,502
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ..            5,618,797              446,400                  0
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ........         (107,286,640)        (160,543,540)        (9,889,934)
                                                                     ------------------   ------------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - ADMINISTRATOR CLASS ......................           14,076,654          184,721,370         14,897,568
                                                                     ------------------   ------------------   ----------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ......            7,031,136           58,155,619          9,311,383
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) ..            1,709,892              283,524                  0
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ........           (9,882,478)          (5,615,589)                 0
                                                                     ------------------   ------------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - INSTITUTIONAL CLASS ......................           (1,141,450)          52,823,554          9,311,383
                                                                     ------------------   ------------------   ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS ............................................           (7,014,653)         416,012,792         72,121,023
                                                                     ==================   ==================   ================
NET INCREASE (DECREASE) IN NET ASSETS ............................           56,395,965          421,660,848         74,958,573
                                                                     ==================   ==================   ================
ENDING NET ASSETS ................................................   $      573,433,950   $      517,037,985   $     95,377,137
                                                                     ==================   ==================   ================

(1) PROCEEDS FROM SHARES SOLD MAY INCLUDE AMOUNTS RELATED TO FUND MERGERS AND SHARE CLASS CONVERSIONS. SEE NOTE 1.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS   WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

                                                                                       DIVERSIFIED EQUITY FUND
                                                                              ------------------------------------------
                                                                                         FOR THE                 FOR THE
                                                                                      YEAR ENDED              YEAR ENDED
                                                                              SEPTEMBER 30, 2006      SEPTEMBER 30, 2005
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ...................................................   $    1,371,303,220   $       1,369,558,672

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ...........................................           10,105,575              12,272,184
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ................................          112,132,013             177,426,713
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
      INVESTMENTS .........................................................           (3,051,766)             (2,376,734)
                                                                              ------------------   ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...........          119,185,822             187,322,163
                                                                              ------------------   ---------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS A .............................................................             (362,967)               (884,827)
      CLASS B .............................................................                    0                       0
      CLASS C .............................................................                    0                       0
      CLASS D .............................................................                  N/A                     N/A
      ADMINISTRATOR CLASS .................................................           (6,395,366)            (12,443,279)
      INSTITUTIONAL CLASS .................................................                  N/A                     N/A
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS A .............................................................          (13,833,788)             (8,227,697)
      CLASS B .............................................................           (7,495,649)             (6,298,863)
      CLASS C .............................................................             (855,277)               (588,149)
      CLASS D .............................................................                  N/A                     N/A
      ADMINISTRATOR CLASS .................................................         (136,966,613)            (91,862,272)
      INSTITUTIONAL CLASS .................................................                  N/A                     N/A
                                                                              ------------------   ---------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS .......................................         (165,909,660)           (120,305,087)
                                                                              ------------------   ---------------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A (NOTE 1) ...........................           20,725,151              28,603,909
   REINVESTMENT OF DISTRIBUTIONS - CLASS A (NOTE 1) .......................           13,732,370               8,869,043
   COST OF SHARES REDEEMED - CLASS A (NOTE 1) .............................          (29,452,835)            (26,520,967)
                                                                              ------------------   ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - CLASS A ...........................................            5,004,686              10,951,985
                                                                              ------------------   ---------------------
   PROCEEDS FROM SHARES SOLD - CLASS B (NOTE 1) ...........................            3,049,493               5,242,432
   REINVESTMENT OF DISTRIBUTIONS - CLASS B (NOTE 1) .......................            7,360,019               6,133,671
   COST OF SHARES REDEEMED - CLASS B (NOTE 1) .............................          (21,606,477)            (31,411,245)
                                                                              ------------------   ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - CLASS B ...........................................          (11,196,965)            (20,035,142)
                                                                              ------------------   ---------------------
   PROCEEDS FROM SHARES SOLD - CLASS C (NOTE 1) ...........................              466,675                 704,584
   REINVESTMENT OF DISTRIBUTIONS - CLASS C (NOTE 1) .......................              824,249                 566,003
   COST OF SHARES REDEEMED - CLASS C (NOTE 1) .............................           (1,702,440)             (2,269,629)
                                                                              ------------------   ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - CLASS C ...........................................             (411,516)               (999,042)
                                                                              ------------------   ---------------------
   PROCEEDS FROM SHARES SOLD - CLASS D ....................................                  N/A                     N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS D ................................                  N/A                     N/A
   COST OF SHARES REDEEMED - CLASS D ......................................                  N/A                     N/A
                                                                              ------------------   ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - CLASS D ...........................................                  N/A                     N/A
                                                                              ------------------   ---------------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ...............        1,215,750,963             103,124,336
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ...........          138,664,282              99,029,018
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) .................       (1,350,602,506)           (257,343,683)
                                                                              ------------------   ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - ADMINISTRATOR CLASS ...............................            3,812,739             (55,190,329)
                                                                              ------------------   ---------------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ...............                  N/A                     N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) ...........                  N/A                     N/A
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) .................                  N/A                     N/A
                                                                              ------------------   ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - INSTITUTIONAL CLASS ...............................                  N/A                     N/A
                                                                              ------------------   ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS .....................................................           (2,791,056)            (65,272,528)
                                                                              ==================   =====================
NET INCREASE (DECREASE) IN NET ASSETS .....................................          (49,514,894)              1,744,548
                                                                              ==================   =====================
ENDING NET ASSETS .........................................................   $    1,321,788,326   $       1,371,303,220
                                                                              ==================   =====================

                                                                                      DIVERSIFIED SMALL CAP FUND
                                                                              ------------------------------------------
                                                                                         FOR THE                 FOR THE
                                                                                      YEAR ENDED              YEAR ENDED
                                                                              SEPTEMBER 30, 2006      SEPTEMBER 30, 2005
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ...................................................   $      564,317,639   $         441,079,970

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ...........................................             (860,299)               (875,738)
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ................................           70,047,157              51,879,720
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
      INVESTMENTS .........................................................          (30,111,444)             38,525,182
                                                                              ------------------   ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...........           39,075,414              89,529,164
                                                                              ------------------   ---------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS A .............................................................                  N/A                     N/A
      CLASS B .............................................................                  N/A                     N/A
      CLASS C .............................................................                  N/A                     N/A
      CLASS D .............................................................                  N/A                     N/A
      ADMINISTRATOR CLASS .................................................                    0                       0
      INSTITUTIONAL CLASS .................................................                  N/A                     N/A
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS A .............................................................                  N/A                     N/A
      CLASS B .............................................................                  N/A                     N/A
      CLASS C .............................................................                  N/A                     N/A
      CLASS D .............................................................                  N/A                     N/A
      ADMINISTRATOR CLASS .................................................          (51,030,568)            (34,661,689)
      INSTITUTIONAL CLASS .................................................                  N/A                     N/A
                                                                              ------------------   ---------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS .......................................          (51,030,568)            (34,661,689)
                                                                              ------------------   ---------------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A (NOTE 1) ...........................                  N/A                     N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS A (NOTE 1) .......................                  N/A                     N/A
   COST OF SHARES REDEEMED - CLASS A (NOTE 1) .............................                  N/A                     N/A
                                                                              ------------------   ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - CLASS A ...........................................                  N/A                     N/A
                                                                              ------------------   ---------------------
   PROCEEDS FROM SHARES SOLD - CLASS B (NOTE 1) ...........................                  N/A                     N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS B (NOTE 1) .......................                  N/A                     N/A
   COST OF SHARES REDEEMED - CLASS B (NOTE 1) .............................                  N/A                     N/A
                                                                              ------------------   ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - CLASS B ...........................................                  N/A                     N/A
                                                                              ------------------   ---------------------
   PROCEEDS FROM SHARES SOLD - CLASS C (NOTE 1) ...........................                  N/A                     N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS C (NOTE 1) .......................                  N/A                     N/A
   COST OF SHARES REDEEMED - CLASS C (NOTE 1) .............................                  N/A                     N/A
                                                                              ------------------   ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - CLASS C ...........................................                  N/A                     N/A
                                                                              ------------------   ---------------------
   PROCEEDS FROM SHARES SOLD - CLASS D ....................................                  N/A                     N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS D ................................                  N/A                     N/A
   COST OF SHARES REDEEMED - CLASS D ......................................                  N/A                     N/A
                                                                              ------------------   ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - CLASS D ...........................................                  N/A                     N/A
                                                                              ------------------   ---------------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ...............          355,295,331             245,460,828
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ...........           43,789,231              30,040,514
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) .................         (271,673,138)           (207,131,148)
                                                                              ------------------   ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - ADMINISTRATOR CLASS ...............................          127,411,424              68,370,194
                                                                              ------------------   ---------------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ...............                  N/A                     N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) ...........                  N/A                     N/A
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) .................                  N/A                     N/A
                                                                              ------------------   ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - INSTITUTIONAL CLASS ...............................                  N/A                     N/A
                                                                              ------------------   ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS .....................................................          127,411,424              68,370,194
                                                                              ==================   =====================
NET INCREASE (DECREASE) IN NET ASSETS .....................................          115,456,270             123,237,669
                                                                              ==================   =====================
ENDING NET ASSETS .........................................................   $      679,773,909   $         564,317,639
                                                                              ==================   =====================

                                                                                         EQUITY INCOME FUND
                                                                              ------------------------------------------
                                                                                         FOR THE                 FOR THE
                                                                                      YEAR ENDED              YEAR ENDED
                                                                              SEPTEMBER 30, 2006   SEPTEMBER 30, 2005(1)
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ...................................................   $    1,008,301,692   $       1,129,725,841

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ...........................................           12,877,738              17,826,661
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ................................           86,823,512             176,903,108
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
      INVESTMENTS .........................................................          (17,284,989)            (60,746,650)
                                                                              ------------------   ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...........           82,416,261             133,983,119
                                                                              ------------------   ---------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS A .............................................................           (2,612,630)             (2,791,117)
      CLASS B .............................................................             (339,723)               (502,259)
      CLASS C .............................................................              (35,647)                (53,776)
      CLASS D .............................................................                  N/A                     N/A
      ADMINISTRATOR CLASS .................................................          (10,054,604)            (14,012,322)
      INSTITUTIONAL CLASS .................................................                  N/A                     N/A
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS A .............................................................          (34,907,773)            (10,623,933)
      CLASS B .............................................................          (10,697,534)             (4,382,815)
      CLASS C .............................................................           (1,153,791)               (483,616)
      CLASS D .............................................................                  N/A                     N/A
      ADMINISTRATOR CLASS .................................................         (135,597,732)            (48,226,560)
      INSTITUTIONAL CLASS .................................................                  N/A                     N/A
                                                                              ------------------   ---------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS .......................................         (195,399,434)            (81,076,398)
                                                                              ------------------   ---------------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A (NOTE 1) ...........................           19,219,022              31,106,416
   REINVESTMENT OF DISTRIBUTIONS - CLASS A (NOTE 1) .......................           35,504,138              12,685,325
   COST OF SHARES REDEEMED - CLASS A (NOTE 1) .............................          (47,950,741)            (54,657,500)
                                                                              ------------------   ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - CLASS A ...........................................            6,772,419             (10,865,759)
                                                                              ------------------   ---------------------
   PROCEEDS FROM SHARES SOLD - CLASS B (NOTE 1) ...........................            1,466,968               2,912,945
   REINVESTMENT OF DISTRIBUTIONS - CLASS B (NOTE 1) .......................           10,573,557               4,671,023
   COST OF SHARES REDEEMED - CLASS B (NOTE 1) .............................          (25,631,822)            (31,540,098)
                                                                              ------------------   ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - CLASS B ...........................................          (13,591,297)            (23,956,130)
                                                                              ------------------   ---------------------
   PROCEEDS FROM SHARES SOLD - CLASS C (NOTE 1) ...........................              262,830                 722,585
   REINVESTMENT OF DISTRIBUTIONS - CLASS C (NOTE 1) .......................            1,092,721                 499,124
   COST OF SHARES REDEEMED - CLASS C (NOTE 1) .............................           (2,681,774)             (3,592,707)
                                                                              ------------------   ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - CLASS C ...........................................           (1,326,223)             (2,370,998)
                                                                              ------------------   ---------------------
   PROCEEDS FROM SHARES SOLD - CLASS D ....................................                  N/A                     N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS D ................................                  N/A                     N/A
   COST OF SHARES REDEEMED - CLASS D ......................................                  N/A                     N/A
                                                                              ------------------   ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - CLASS D ...........................................                  N/A                     N/A
                                                                              ------------------   ---------------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ...............          240,199,983              68,183,780
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ...........           65,780,370              26,359,810
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) .................         (446,070,542)           (231,681,573)
                                                                              ------------------   ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - ADMINISTRATOR CLASS ...............................         (140,090,189)           (137,137,983)
                                                                              ------------------   ---------------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ...............                  N/A                     N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) ...........                  N/A                     N/A
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) .................                  N/A                     N/A
                                                                              ------------------   ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS - INSTITUTIONAL CLASS ...............................                  N/A                     N/A
                                                                              ------------------   ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL
   SHARE TRANSACTIONS .....................................................         (148,235,290)           (174,330,870)
                                                                              ==================   =====================
NET INCREASE (DECREASE) IN NET ASSETS .....................................         (261,218,463)           (121,424,149)
                                                                              ==================   =====================
ENDING NET ASSETS .........................................................   $      747,083,229   $       1,008,301,692
                                                                              ==================   =====================

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS   STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                          C&B LARGE CAP VALUE FUND
                                                                         ----------------------------------------------------------
                                                                                    FOR THE              FOR THE            FOR THE
                                                                                 YEAR ENDED         PERIOD ENDED         YEAR ENDED
                                                                         SEPTEMBER 30, 2006   SEPTEMBER 30, 2005   OCTOBER 31, 2004
-----------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A (NOTE 1) .....................................           3,096,420            5,710,877          1,406,791
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A (NOTE 1) ..             143,185               23,644                  0
   SHARES REDEEMED - CLASS A (NOTE 1) .................................          (3,316,584)          (1,114,064)           (27,442)
                                                                         ------------------   ------------------   ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ...............             (76,979)           4,620,457          1,379,349
                                                                         ------------------   ------------------   ----------------
   SHARES SOLD - CLASS B (NOTE 1) .....................................             638,575            2,451,755            734,857
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B (NOTE 1) ..              56,824               11,563                  0
   SHARES REDEEMED - CLASS B (NOTE 1) .................................            (811,263)            (325,366)           (33,552)
                                                                         ------------------   ------------------   ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ...............            (115,864)           2,137,952            701,305
                                                                         ------------------   ------------------   ----------------
   SHARES SOLD - CLASS C (NOTE 1) .....................................             451,386            1,310,862            332,319
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C (NOTE 1) ..              32,247                5,804                  0
   SHARES REDEEMED - CLASS C (NOTE 1) .................................            (432,785)            (119,587)            (1,389)
                                                                         ------------------   ------------------   ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ...............              50,848            1,197,079            330,930
                                                                         ------------------   ------------------   ----------------
   SHARES SOLD - CLASS D ..............................................           5,031,511           16,086,919          5,852,480
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS D ...........             464,209               93,445             10,360
   SHARES REDEEMED - CLASS D ..........................................          (7,566,922)          (3,355,209)        (2,472,145)
                                                                         ------------------   ------------------   ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS D ...............          (2,071,202)          12,825,155          3,390,695
                                                                         ------------------   ------------------   ----------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) .........................          13,024,434           40,090,811          3,016,249
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR
     CLASS (NOTE 1) ...................................................             642,231               51,886                  0
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) .....................         (12,055,215)         (18,665,878)        (1,199,926)
                                                                         ------------------   ------------------   ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ...           1,611,450           21,476,819          1,816,323
                                                                         ------------------   ------------------   ----------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) .........................             768,170            6,748,939          1,162,463
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL
     CLASS (NOTE 1) ...................................................             194,825               32,921                  0
   SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) .....................          (1,066,003)            (641,217)                 0
                                                                         ------------------   ------------------   ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ...            (103,008)           6,140,643          1,162,463
                                                                         ------------------   ------------------   ----------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL
   SHARE TRANSACTIONS .................................................            (704,755)          48,398,105          8,781,065
                                                                         ==================   ==================   ================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ..........  $        5,622,167   $        1,617,354   $         49,379
                                                                         ==================   ==================   ================

(1) SHARES SOLD MAY INCLUDE AMOUNTS RELATED TO FUND MERGERS AND SHARE CLASS CONVERSIONS (SEE NOTE 1).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS   WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

                                                                                  DIVERSIFIED EQUITY FUND
                                                                          ---------------------------------------
                                                                                     FOR THE              FOR THE
                                                                                  YEAR ENDED           YEAR ENDED
                                                                          SEPTEMBER 30, 2006   SEPTEMBER 30, 2005
                                                                          ---------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A (NOTE 1) .....................................              520,933              707,625
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A (NOTE 1) ..              355,665              221,966
   SHARES REDEEMED - CLASS A (NOTE 1) .................................             (744,811)            (657,268)
                                                                          ------------------   ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ...............              131,787              272,323
                                                                          ------------------   ------------------
   SHARES SOLD - CLASS B (NOTE 1) .....................................               80,315              134,932
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B (NOTE 1) ..              199,081              159,482
   SHARES REDEEMED - CLASS B (NOTE 1) .................................             (567,007)            (804,830)
                                                                          ------------------   ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ...............             (287,611)            (510,416)
                                                                          ------------------   ------------------
   SHARES SOLD - CLASS C (NOTE 1) .....................................               12,047               17,849
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C (NOTE 1) ..               21,951               14,517
   SHARES REDEEMED - CLASS C (NOTE 1) .................................              (44,278)             (56,963)
                                                                          ------------------   ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ...............              (10,280)             (24,597)
                                                                          ------------------   ------------------
   SHARES SOLD - CLASS D ..............................................                  N/A                  N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS D ...........                  N/A                  N/A
   SHARES REDEEMED - CLASS D ..........................................                  N/A                  N/A
                                                                          ------------------   ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS D ...............                  N/A                  N/A
                                                                          ------------------   ------------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) .........................           31,658,220            2,559,679
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS
     (NOTE 1) .........................................................            3,583,101            2,474,470
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) .....................          (35,065,932)          (6,392,089)
                                                                          ------------------   ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ...              175,389           (1,357,940)
                                                                          ------------------   ------------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) .........................                  N/A                  N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS
     (NOTE 1) .........................................................                  N/A                  N/A
   SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) .....................                  N/A                  N/A
                                                                          ------------------   ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ...                  N/A                  N/A
                                                                          ------------------   ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL
   SHARE TRANSACTIONS .................................................                9,285           (1,620,630)
                                                                          ==================   ==================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ..........   $        7,040,167   $        3,837,318
                                                                          ==================   ==================

                                                                                DIVERSIFIED SMALL CAP FUND
                                                                          ---------------------------------------
                                                                                     FOR THE              FOR THE
                                                                                  YEAR ENDED           YEAR ENDED
                                                                          SEPTEMBER 30, 2006   SEPTEMBER 30, 2005
                                                                          ---------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A (NOTE 1) .....................................                  N/A                    N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A (NOTE 1) ..                  N/A                    N/A
   SHARES REDEEMED - CLASS A (NOTE 1) .................................                  N/A                    N/A
                                                                          ------------------   --------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ...............                  N/A                    N/A
                                                                          ------------------   --------------------
   SHARES SOLD - CLASS B (NOTE 1) .....................................                  N/A                    N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B (NOTE 1) ..                  N/A                    N/A
   SHARES REDEEMED - CLASS B (NOTE 1) .................................                  N/A                    N/A
                                                                          ------------------   --------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ...............                  N/A                    N/A
                                                                          ------------------   --------------------
   SHARES SOLD - CLASS C (NOTE 1) .....................................                  N/A                    N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C (NOTE 1) ..                  N/A                    N/A
   SHARES REDEEMED - CLASS C (NOTE 1) .................................                  N/A                    N/A
                                                                          ------------------   --------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ...............                  N/A                    N/A
                                                                          ------------------   --------------------
   SHARES SOLD - CLASS D ..............................................                  N/A                    N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS D ...........                  N/A                    N/A
   SHARES REDEEMED - CLASS D ..........................................                  N/A                    N/A
                                                                          ------------------   --------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS D ...............                  N/A                    N/A
                                                                          ------------------   --------------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) .........................           23,954,430             17,394,522
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS
     (NOTE 1) .........................................................            3,096,834              2,175,273
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) .....................          (18,387,794)           (14,768,383)
                                                                          ------------------   --------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ...            8,663,470              4,801,412
                                                                          ------------------   --------------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) .........................                  N/A                    N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS
     (NOTE 1) .........................................................                  N/A                    N/A
   SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) .....................                  N/A                    N/A
                                                                          ------------------   --------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ...                  N/A                    N/A
                                                                          ------------------   --------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL
   SHARE TRANSACTIONS .................................................            8,663,470              4,801,412
                                                                          ==================   ====================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ..........   $         (166,062)  $            (55,689)
                                                                          ==================   ====================

                                                                                      EQUITY INCOME FUND
                                                                          -----------------------------------------
                                                                                     FOR THE                FOR THE
                                                                                  YEAR ENDED             YEAR ENDED
                                                                          SEPTEMBER 30, 2006   SEPTEMBER 30, 2005(1)
                                                                          ------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A (NOTE 1) .....................................              614,148                880,518
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A (NOTE 1) ..            1,180,339                364,612
   SHARES REDEEMED - CLASS A (NOTE 1) .................................           (1,533,683)            (1,528,563)
                                                                          ------------------   --------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ...............              260,804               (283,433)
                                                                          ------------------   --------------------
   SHARES SOLD - CLASS B (NOTE 1) .....................................               46,788                 82,490
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B (NOTE 1) ..              352,094                134,705
   SHARES REDEEMED - CLASS B (NOTE 1) .................................             (819,525)              (899,876)
                                                                          ------------------   --------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ...............             (420,643)              (682,681)
                                                                          ------------------   --------------------
   SHARES SOLD - CLASS C (NOTE 1) .....................................                7,967                 19,842
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C (NOTE 1) ..               34,887                 13,916
   SHARES REDEEMED - CLASS C (NOTE 1) .................................              (81,232)              (103,757)
                                                                          ------------------   --------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ...............              (38,378)               (69,999)
                                                                          ------------------   --------------------
   SHARES SOLD - CLASS D ..............................................                  N/A                    N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS D ...........                  N/A                    N/A
   SHARES REDEEMED - CLASS D ..........................................                  N/A                    N/A
                                                                          ------------------   --------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS D ...............                  N/A                    N/A
                                                                          ------------------   --------------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) .........................            7,996,617              1,936,641
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS
     (NOTE 1) .........................................................            2,189,391                758,737
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) .....................          (14,496,682)            (6,570,891)
                                                                          ------------------   --------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ...           (4,310,674)            (3,875,513)
                                                                          ------------------   --------------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) .........................                  N/A                    N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS
     (NOTE 1) .........................................................                  N/A                    N/A
   SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) .....................                  N/A                    N/A
                                                                          ------------------   --------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ...                  N/A                    N/A
                                                                          ------------------   --------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL
   SHARE TRANSACTIONS .................................................           (4,508,891)            (4,911,626)
                                                                          ==================   ====================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ..........   $          344,642   $            339,708
                                                                          ==================   ====================

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS   STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                      EQUITY VALUE FUND
                                                                                           ---------------------------------------
                                                                                                      FOR THE              FOR THE
                                                                                                   YEAR ENDED           YEAR ENDED
                                                                                           SEPTEMBER 30, 2006   SEPTEMBER 30, 2005
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS .................................................................  $       69,665,565   $        3,447,414

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .........................................................             659,596               48,515
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ..............................................           1,357,108              621,316
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..................           5,286,012            1,671,177
                                                                                           ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........................           7,302,716            2,341,008
                                                                                           ------------------   ------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS A ...........................................................................             (21,560)             (14,199)
      CLASS B ...........................................................................                   0                    0
      CLASS C ...........................................................................                   0                 (343)
      ADMINISTRATOR CLASS ...............................................................            (200,582)                (485)
      INSTITUTIONAL CLASS ...............................................................                   0                  N/A
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS A ...........................................................................              (8,112)                   0
      CLASS B ...........................................................................              (5,083)                   0
      CLASS C ...........................................................................                (783)                   0
      ADMINISTRATOR CLASS ...............................................................            (133,040)                   0
      INSTITUTIONAL CLASS ...............................................................                   0                  N/A
                                                                                           ------------------   ------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS .....................................................            (369,160)             (15,027)
                                                                                           ------------------   ------------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A (NOTE 1) .........................................           1,449,848            2,497,466
   REINVESTMENT OF DISTRIBUTIONS - CLASS A (NOTE 1) .....................................              29,208               13,506
   COST OF SHARES REDEEMED - CLASS A (NOTE 1) ...........................................          (1,109,852)            (859,349)
                                                                                           ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS A ..............................................................................             369,204            1,651,623
                                                                                           ------------------   ------------------
   PROCEEDS FROM SHARES SOLD - CLASS B (NOTE 1) .........................................             835,074            1,119,000
   REINVESTMENT OF DISTRIBUTIONS - CLASS B (NOTE 1) .....................................               4,844                    0
   COST OF SHARES REDEEMED - CLASS B (NOTE 1) ...........................................            (616,204)            (332,202)
                                                                                           ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS B ..............................................................................             223,714              786,798
                                                                                           ------------------   ------------------
   PROCEEDS FROM SHARES SOLD - CLASS C (NOTE 1) .........................................              74,208              140,852
   REINVESTMENT OF DISTRIBUTIONS - CLASS C (NOTE 1) .....................................                 774                  271
   COST OF SHARES REDEEMED - CLASS C (NOTE 1) ...........................................            (119,056)             (76,376)
                                                                                           ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS C ..............................................................................             (44,074)              64,747
                                                                                           ------------------   ------------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) .............................          21,213,549           62,167,706
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) .........................             321,545                   14
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ...............................         (19,245,443)            (778,718)
                                                                                           ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   ADMINISTRATOR CLASS ..................................................................           2,289,651           61,389,002
                                                                                           ------------------   ------------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) .............................              10,000                  N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) .........................                   0                  N/A
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ...............................                   0                  N/A
                                                                                           ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   INSTITUTIONAL CLASS ..................................................................              10,000                  N/A
                                                                                           ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS .........           2,848,495           63,892,170
                                                                                           ==================   ==================
NET INCREASE (DECREASE) IN NET ASSETS ...................................................           9,782,051           66,218,151
                                                                                           ==================   ==================
ENDING NET ASSETS .......................................................................  $       79,447,616   $       69,665,565
                                                                                           ==================   ==================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS   WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

                                                                                                     GROWTH EQUITY FUND
                                                                                           ---------------------------------------
                                                                                                      FOR THE              FOR THE
                                                                                                   YEAR ENDED           YEAR ENDED
                                                                                           SEPTEMBER 30, 2006   SEPTEMBER 30, 2005
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS .................................................................  $      560,778,729   $      525,438,936

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .........................................................           1,605,434            2,075,269
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ..............................................          59,134,309           95,358,400
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..................         (16,269,320)          (9,191,355)
                                                                                           ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........................          44,470,423           88,242,314
                                                                                           ------------------   ------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS A ...........................................................................              (4,096)                   0
      CLASS B ...........................................................................                   0                    0
      CLASS C ...........................................................................                   0                    0
      ADMINISTRATOR CLASS ...............................................................            (897,737)            (599,922)
      INSTITUTIONAL CLASS ...............................................................            (577,908)                   0
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS A ...........................................................................          (3,374,983)          (1,105,103)
      CLASS B ...........................................................................          (1,305,682)            (643,047)
      CLASS C ...........................................................................            (141,261)             (52,253)
      ADMINISTRATOR CLASS ...............................................................         (57,971,069)         (26,827,315)
      INSTITUTIONAL CLASS ...............................................................         (19,564,840)                   0
                                                                                           ------------------   ------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS .....................................................         (83,837,576)         (29,227,640)
                                                                                           ------------------   ------------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A (NOTE 1) .........................................           7,893,629            5,751,097
   REINVESTMENT OF DISTRIBUTIONS - CLASS A (NOTE 1) .....................................           3,322,262            1,095,308
   COST OF SHARES REDEEMED - CLASS A (NOTE 1) ...........................................          (5,889,347)          (5,040,982)
                                                                                           ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS A ..............................................................................           5,326,544            1,805,423
                                                                                           ------------------   ------------------
   PROCEEDS FROM SHARES SOLD - CLASS B (NOTE 1) .........................................           1,540,213              987,772
   REINVESTMENT OF DISTRIBUTIONS - CLASS B (NOTE 1) .....................................           1,279,429              633,928
   COST OF SHARES REDEEMED - CLASS B (NOTE 1) ...........................................          (2,931,479)          (5,478,510)
                                                                                           ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS B ..............................................................................            (111,837)          (3,856,810)
                                                                                           ------------------   ------------------
   PROCEEDS FROM SHARES SOLD - CLASS C (NOTE 1) .........................................             529,116              202,684
   REINVESTMENT OF DISTRIBUTIONS - CLASS C (NOTE 1) .....................................             131,944               50,214
   COST OF SHARES REDEEMED - CLASS C (NOTE 1) ...........................................            (437,309)            (594,093)
                                                                                           ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS C ..............................................................................             223,751             (341,195)
                                                                                           ------------------   ------------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) .............................          62,320,385           58,238,932
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) .........................          58,268,987           27,200,769
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ...............................        (106,342,203)        (230,664,656)
                                                                                           ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   ADMINISTRATOR CLASS ..................................................................          14,247,169         (145,224,955)
                                                                                           ------------------   ------------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) .............................          38,418,099          127,064,241
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) .........................          20,142,745                    0
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ...............................         (40,239,020)          (3,121,585)
                                                                                           ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   INSTITUTIONAL CLASS ..................................................................          18,321,824          123,942,656
                                                                                           ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS .........          38,007,451          (23,674,881)
                                                                                           ==================   ==================
NET INCREASE (DECREASE) IN NET ASSETS ...................................................          (1,359,702)          35,339,793
                                                                                           ==================   ==================
ENDING NET ASSETS .......................................................................  $      559,419,027   $      560,778,729
                                                                                           ==================   ==================

                                                                                                  INTERNATIONAL VALUE FUND
                                                                                           ---------------------------------------
                                                                                                      FOR THE              FOR THE
                                                                                                   YEAR ENDED           YEAR ENDED
                                                                                           SEPTEMBER 30, 2006   SEPTEMBER 30, 2005
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS .................................................................  $          943,105   $           22,873

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .........................................................             315,945                5,819
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ..............................................             (61,248)                (999)
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..................           2,227,543               51,513
                                                                                           ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........................           2,482,240               56,333
                                                                                           ------------------   ------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS A ...........................................................................                   0                 (496)
      CLASS B ...........................................................................                   0                    0
      CLASS C ...........................................................................                   0                    0
      ADMINISTRATOR CLASS ...............................................................              (1,528)                   0
      INSTITUTIONAL CLASS ...............................................................                   0                  N/A
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS A ...........................................................................              (2,123)                (758)
      CLASS B ...........................................................................              (1,183)                   0
      CLASS C ...........................................................................                (273)                   0
      ADMINISTRATOR CLASS ...............................................................                (639)                   0
      INSTITUTIONAL CLASS ...............................................................                   0                  N/A
                                                                                           ------------------   ------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS .....................................................              (5,746)              (1,254)
                                                                                           ------------------   ------------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A (NOTE 1) .........................................           1,504,789              441,910
   REINVESTMENT OF DISTRIBUTIONS - CLASS A (NOTE 1) .....................................               2,061                1,254
   COST OF SHARES REDEEMED - CLASS A (NOTE 1) ...........................................            (266,643)              (1,980)
                                                                                           ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS A ..............................................................................           1,240,207              441,184
                                                                                           ------------------   ------------------
   PROCEEDS FROM SHARES SOLD - CLASS B (NOTE 1) .........................................             943,314              178,196
   REINVESTMENT OF DISTRIBUTIONS - CLASS B (NOTE 1) .....................................               1,183                    0
   COST OF SHARES REDEEMED - CLASS B (NOTE 1) ...........................................            (117,503)              (5,660)
                                                                                           ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS B ..............................................................................             826,994              172,536
                                                                                           ------------------   ------------------
   PROCEEDS FROM SHARES SOLD - CLASS C (NOTE 1) .........................................             245,190               56,433
   REINVESTMENT OF DISTRIBUTIONS - CLASS C (NOTE 1) .....................................                 273                    0
   COST OF SHARES REDEEMED - CLASS C (NOTE 1) ...........................................             (14,886)                   0
                                                                                           ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS C ..............................................................................             230,577               56,433
                                                                                           ------------------   ------------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) .............................         137,225,907              195,000
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) .........................               2,168                    0
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ...............................          (1,353,916)                   0
                                                                                           ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   ADMINISTRATOR CLASS ..................................................................         135,874,159              195,000
                                                                                           ------------------   ------------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) .............................              10,000                  N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) .........................                   0                  N/A
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ...............................                   0                  N/A
                                                                                           ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   INSTITUTIONAL CLASS ..................................................................              10,000                  N/A
                                                                                           ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS .........         138,181,937              865,153
                                                                                           ==================   ==================
NET INCREASE (DECREASE) IN NET ASSETS ...................................................         140,658,431              920,232
                                                                                           ==================   ==================
ENDING NET ASSETS .......................................................................  $      141,601,536   $          943,105
                                                                                           ==================   ==================

                                                                                                 LARGE CAP APPRECIATION FUND
                                                                                           ---------------------------------------
                                                                                                      FOR THE              FOR THE
                                                                                                   YEAR ENDED           YEAR ENDED
                                                                                           SEPTEMBER 30, 2006   SEPTEMBER 30, 2005
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS .................................................................  $       53,611,321   $       37,400,421

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .........................................................             116,186              148,173
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ..............................................           4,657,033            2,785,943
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..................          (2,391,720)           4,862,951
                                                                                           ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........................           2,381,499            7,797,067
                                                                                           ------------------   ------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS A ...........................................................................                   0              (83,495)
      CLASS B ...........................................................................                   0                    0
      CLASS C ...........................................................................                   0                    0
      ADMINISTRATOR CLASS ...............................................................             (40,003)             (59,487)
      INSTITUTIONAL CLASS ...............................................................                   0                  N/A
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS A ...........................................................................          (1,752,260)            (254,198)
      CLASS B ...........................................................................            (175,778)             (19,836)
      CLASS C ...........................................................................             (45,586)              (7,690)
      ADMINISTRATOR CLASS ...............................................................            (993,338)            (178,894)
      INSTITUTIONAL CLASS ...............................................................                   0                  N/A
                                                                                           ------------------   ------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS .....................................................          (3,006,965)            (603,600)
                                                                                           ------------------   ------------------
CAPITAL SHARES TRANSATIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A (NOTE 1) .........................................          24,723,809           26,406,584
   REINVESTMENT OF DISTRIBUTIONS - CLASS A (NOTE 1) .....................................           1,748,119              337,131
   COST OF SHARES REDEEMED - CLASS A (NOTE 1) ...........................................         (21,386,799)         (19,155,531)
                                                                                           ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS A ..............................................................................           5,085,129            7,588,184
                                                                                           ------------------   ------------------
   PROCEEDS FROM SHARES SOLD - CLASS B (NOTE 1) .........................................           1,716,774            1,338,632
   REINVESTMENT OF DISTRIBUTIONS - CLASS B (NOTE 1) .....................................             172,259               19,796
   COST OF SHARES REDEEMED - CLASS B (NOTE 1) ...........................................            (728,441)            (463,114)
                                                                                           ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS B ..............................................................................           1,160,592              895,314
                                                                                           ------------------   ------------------
   PROCEEDS FROM SHARES SOLD - CLASS C (NOTE 1) .........................................             401,475              256,174
   REINVESTMENT OF DISTRIBUTIONS - CLASS C (NOTE 1) .....................................              43,760                6,967
   COST OF SHARES REDEEMED - CLASS C (NOTE 1) ...........................................            (304,811)            (273,648)
                                                                                           ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS C ..............................................................................             140,424              (10,507)
                                                                                           ------------------   ------------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) .............................          37,223,551            4,709,342
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) .........................           1,000,385              238,381
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ...............................          (5,803,980)          (4,403,281)
                                                                                           ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   ADMINISTRATOR CLASS ..................................................................          32,419,956              544,442
                                                                                           ------------------   ------------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) .............................              10,000                  N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) .........................                   0                  N/A
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ...............................                   0                  N/A
                                                                                           ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   INSTITUTIONAL CLASS ..................................................................              10,000                  N/A
                                                                                           ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS .........          38,816,101            9,017,433
                                                                                           ==================   ==================
NET INCREASE (DECREASE) IN NET ASSETS ...................................................          38,190,635           16,210,900
                                                                                           ==================   ==================
ENDING NET ASSETS .......................................................................   $      91,801,956   $       53,611,321
                                                                                           ==================   ==================

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS   STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                     EQUITY VALUE FUND
                                                                                         ------------------------------------------
                                                                                                    FOR THE                 FOR THE
                                                                                                 YEAR ENDED              YEAR ENDED
                                                                                         SEPTEMBER 30, 2006      SEPTEMBER 30, 2005
-----------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A (NOTE 1) ....................................................              100,884                 198,465
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A (NOTE 1) .................                2,089                   1,080
   SHARES REDEEMED - CLASS A (NOTE 1) ................................................              (77,667)                (68,138)
                                                                                         ------------------   ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ..............................               25,306                 131,407
                                                                                         ------------------   ---------------------
   SHARES SOLD - CLASS B (NOTE 1) ....................................................               58,607                  89,463
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B (NOTE 1) .................                  348                       0
   SHARES REDEEMED - CLASS B (NOTE 1) ................................................              (43,578)                (25,635)
                                                                                         ------------------   ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ..............................               15,377                  63,828
                                                                                         ------------------   ---------------------
   SHARES SOLD - CLASS C (NOTE 1) ....................................................                5,092                  11,320
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C (NOTE 1) .................                   55                      22
   SHARES REDEEMED - CLASS C (NOTE 1) ................................................               (8,637)                 (5,824)
                                                                                         ------------------   ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ..............................               (3,490)                  5,518
                                                                                         ------------------   ---------------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ........................................            1,449,063               4,551,616
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) .....               22,689                       1
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ....................................           (1,321,717)                (58,118)
                                                                                         ------------------   ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ..................              150,035               4,493,499
                                                                                         ------------------   ---------------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ........................................                  659                     N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) .....                    0                     N/A
   SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ....................................                    0                     N/A
                                                                                         ------------------   ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ..................                  659                     N/A
                                                                                         ------------------   ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE
   TRANSACTIONS ......................................................................              187,887               4,694,252
                                                                                         ==================   =====================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .........................   $          474,983   $              37,434
                                                                                         ==================   =====================

(1)   FUND COMMENCED OPERATIONS ON OCTOBER 31, 2003.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS   WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

                                                                                                     GROWTH EQUITY FUND
                                                                                         ------------------------------------------
                                                                                                    FOR THE                 FOR THE
                                                                                                 YEAR ENDED              YEAR ENDED
                                                                                         SEPTEMBER 30, 2006      SEPTEMBER 30, 2005
-----------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A (NOTE 1) ....................................................              277,246                 198,445
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A (NOTE 1) .................              120,678                  38,164
   SHARES REDEEMED - CLASS A (NOTE 1) ................................................             (206,554)               (174,070)
                                                                                         ------------------   ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ..............................              191,370                  62,539
                                                                                         ------------------   ---------------------
   SHARES SOLD - CLASS B (NOTE 1) ....................................................               60,022                  37,035
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B (NOTE 1) .................               51,590                  23,958
   SHARES REDEEMED - CLASS B (NOTE 1) ................................................             (111,777)               (204,328)
                                                                                         ------------------   ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ..............................                 (165)               (143,335)
                                                                                         ------------------   ---------------------
   SHARES SOLD - CLASS C (NOTE 1) ....................................................               19,357                   7,466
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C (NOTE 1) .................                5,087                   1,827
   SHARES REDEEMED - CLASS C (NOTE 1) ................................................              (16,072)                (21,743)
                                                                                         ------------------   ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ..............................                8,372                 (12,450)
                                                                                         ------------------   ---------------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ........................................            2,181,020               1,994,432
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) .....            2,085,802                 937,592
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ....................................           (3,697,191)             (7,855,403)
                                                                                         ------------------   ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ..................              569,631              (4,923,379)
                                                                                         ------------------   ---------------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ........................................            1,330,838               4,318,047
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) .....              720,379                       0
   SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ....................................           (1,400,810)               (102,749)
                                                                                         ------------------   ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ..................              650,407               4,215,298
                                                                                         ------------------   ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE
   TRANSACTIONS ......................................................................            1,419,615                (801,327)
                                                                                         ==================   =====================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .........................   $          746,677   $             820,676
                                                                                         ==================   =====================

                                                                                                  INTERNATIONAL VALUE FUND
                                                                                         ------------------------------------------
                                                                                                    FOR THE                 FOR THE
                                                                                                 YEAR ENDED              YEAR ENDED
                                                                                         SEPTEMBER 30, 2006      SEPTEMBER 30, 2005
-----------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A (NOTE 1) ....................................................               95,314                  33,029
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A (NOTE 1) .................                  143                      98
   SHARES REDEEMED - CLASS A (NOTE 1) ................................................              (16,893)                   (141)
                                                                                         ------------------   ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ..............................               78,564                  32,986
                                                                                         ------------------   ---------------------
   SHARES SOLD - CLASS B (NOTE 1) ....................................................               61,213                  13,444
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B (NOTE 1) .................                   83                       0
   SHARES REDEEMED - CLASS B (NOTE 1) ................................................               (7,251)                   (404)
                                                                                         ------------------   ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ..............................               54,045                  13,040
                                                                                         ------------------   ---------------------
   SHARES SOLD - CLASS C (NOTE 1) ....................................................               15,610                   4,207
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C (NOTE 1) .................                   19                       0
   SHARES REDEEMED - CLASS C (NOTE 1) ................................................               (1,001)                      0
                                                                                         ------------------   ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ..............................               14,628                   4,207
                                                                                         ------------------   ---------------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ........................................            8,371,191                  14,617
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) .....                  151                       0
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ....................................              (82,872)                      0
                                                                                         ------------------   ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ..................            8,288,470                  14,617
                                                                                         ------------------   ---------------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ........................................                  605                     N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) .....                    0                     N/A
   SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ....................................                    0                     N/A
                                                                                         ------------------   ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ..................                  605                     N/A
                                                                                         ------------------   ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE
   TRANSACTIONS ......................................................................            8,436,312                  64,850
                                                                                         ==================   =====================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .........................   $          318,790   $               4,334
                                                                                         ==================   =====================

                                                                                                LARGE CAP APPRECIATION FUND
                                                                                         ------------------------------------------
                                                                                                    FOR THE                FOR THE
                                                                                                 YEAR ENDED             YEAR ENDED
                                                                                         SEPTEMBER 30, 2006   SEPTEMBER 30, 2005(1)
-----------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A (NOTE 1) ....................................................            2,163,161               2,445,974
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A (NOTE 1) .................              154,838                  31,500
   SHARES REDEEMED - CLASS A (NOTE 1) ................................................           (1,877,352)             (1,780,149)
                                                                                         ------------------   ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ..............................              440,647                 697,325
                                                                                         ------------------   ---------------------
   SHARES SOLD - CLASS B (NOTE 1) ....................................................              155,333                 127,998
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B (NOTE 1) .................               15,746                   1,894
   SHARES REDEEMED - CLASS B (NOTE 1) ................................................              (65,880)                (44,073)
                                                                                         ------------------   ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ..............................              105,199                  85,819
                                                                                         ------------------   ---------------------
   SHARES SOLD - CLASS C (NOTE 1) ....................................................               35,682                  24,144
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C (NOTE 1) .................                3,996                     667
   SHARES REDEEMED - CLASS C (NOTE 1) ................................................              (27,782)                (25,951)
                                                                                         ------------------   ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ..............................               11,896                  (1,140)
                                                                                         ------------------   ---------------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ........................................            3,307,821                 431,173
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) .....               87,780                  22,128
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ....................................             (507,313)               (404,871)
                                                                                         ------------------   ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ..................            2,888,288                  48,430
                                                                                         ------------------   ---------------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ........................................                  894                     N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) .....                    0                     N/A
   SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) ....................................                    0                     N/A
                                                                                         ------------------   ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ..................                  894                     N/A
                                                                                         ------------------   ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE
   TRANSACTIONS ......................................................................            3,446,924                 830,434
                                                                                         ==================   =====================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .........................   $           78,312   $               3,273
                                                                                         ==================   =====================

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS   STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                  LARGE COMPANY GROWTH FUND
                                                                                          -----------------------------------------
                                                                                                     FOR THE                FOR THE
                                                                                                  YEAR ENDED             YEAR ENDED
                                                                                          SEPTEMBER 30, 2006  SEPTEMBER 30, 2005(1)
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ...............................................................   $    2,813,219,775  $       2,735,592,632

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .......................................................           (8,188,056)             8,099,020
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ............................................           36,100,755             70,075,916
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ................            8,990,017            230,403,507
                                                                                          ------------------  ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .......................           36,902,716            308,578,443
                                                                                          ------------------  ---------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS A .........................................................................             (703,209)                     0
      CLASS B .........................................................................                    0                      0
      CLASS C .........................................................................                    0                      0
      CLASS Z .........................................................................             (338,346)                     0
      ADMINISTRATOR CLASS .............................................................           (3,712,000)            (3,294,215)
      INSTITUTIONAL CLASS .............................................................             (346,417)              (195,867)
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS A .........................................................................                    0                      0
      CLASS B .........................................................................                    0                      0
      CLASS C .........................................................................                    0                      0
      CLASS Z .........................................................................                    0                      0
      ADMINISTRATOR CLASS .............................................................                    0                      0
      INSTITUTIONAL CLASS .............................................................                    0                      0
                                                                                          ------------------  ---------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ...................................................           (5,099,972)            (3,490,082)
                                                                                          ------------------  ---------------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A (NOTE 1) .......................................          175,855,653            251,026,859
   REINVESTMENT OF DISTRIBUTIONS - CLASS A (NOTE 1) ...................................              664,814                      0
   COST OF SHARES REDEEMED - CLASS A (NOTE 1) .........................................         (219,080,930)          (221,718,382)
                                                                                          ------------------  ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS
   - CLASS A ..........................................................................          (42,560,463)            29,308,477
                                                                                          ------------------  ---------------------
   PROCEEDS FROM SHARES SOLD - CLASS B (NOTE 1) .......................................            4,072,467             30,960,310
   REINVESTMENT OF DISTRIBUTIONS - CLASS B (NOTE 1) ...................................                    0                      0
   COST OF SHARES REDEEMED - CLASS B (NOTE 1) .........................................          (89,278,822)           (61,985,872)
                                                                                          ------------------  ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS B ............................................................................          (85,206,355)           (31,025,562)
                                                                                          ------------------  ---------------------
   PROCEEDS FROM SHARES SOLD - CLASS C (NOTE 1) .......................................              784,321              1,341,371
   REINVESTMENT OF DISTRIBUTIONS - CLASS C (NOTE 1) ...................................                    0                      0
   COST OF SHARES REDEEMED - CLASS C (NOTE 1) .........................................           (7,645,680)           (14,529,875)
                                                                                          ------------------  ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS C ............................................................................           (6,861,359)           (13,188,504)
                                                                                          ------------------  ---------------------
   PROCEEDS FROM SHARES SOLD - CLASS Z (NOTE 1) .......................................            6,616,392            136,964,011
   REINVESTMENT OF DISTRIBUTIONS - CLASS Z (NOTE 1) ...................................              335,751                      0
   COST OF SHARES REDEEMED - CLASS Z (NOTE 1) .........................................          (27,435,620)           (18,434,303)
                                                                                          ------------------  ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS Z ............................................................................          (20,483,477)           118,529,708
                                                                                          ------------------  ---------------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ...........................        1,589,053,132            688,872,467
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) .......................            3,157,826              2,634,629
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) .............................       (1,986,994,851)        (1,069,774,244)
                                                                                          ------------------  ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   ADMINISTRATOR CLASS ................................................................         (394,783,893)          (378,267,148)
                                                                                          ------------------  ---------------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ...........................           44,477,516             78,280,082
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) .......................              221,464                195,867
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) .............................          (40,868,497)           (31,294,138)
                                                                                          ------------------  ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   INSTITUTIONAL CLASS ................................................................            3,830,483             47,181,811
                                                                                          ------------------  ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS .......         (546,065,064)          (227,461,218)
                                                                                          ==================  =====================
NET INCREASE (DECREASE) IN NET ASSETS .................................................         (514,262,320)            77,627,143
                                                                                          ==================  =====================
ENDING NET ASSETS .....................................................................   $    2,298,957,455  $       2,813,219,775
                                                                                          ==================  =====================

(1) PROCEEDS FROM SHARES SOLD MAY INCLUDE AMOUNTS RELATED TO FUND MERGERS AND SHARE CLASS CONVERSIONS. SEE NOTE 1.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS   WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

                                                                                                  SMALL COMPANY GROWTH FUND
                                                                                          -----------------------------------------
                                                                                                     FOR THE                FOR THE
                                                                                                  YEAR ENDED             YEAR ENDED
                                                                                          SEPTEMBER 30, 2006     SEPTEMBER 30, 2005
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ...............................................................   $      526,138,301  $         487,289,383

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .......................................................           (3,223,824)            (3,796,923)
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ............................................           72,581,143             58,289,414
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ................          (33,975,241)            19,099,512
                                                                                          ------------------  ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .......................           35,382,078             73,592,003
                                                                                          ------------------  ---------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS A .........................................................................                    0                      0
      CLASS B .........................................................................                    0                      0
      CLASS C .........................................................................                    0                      0
      CLASS Z .........................................................................                  N/A                    N/A
      ADMINISTRATOR CLASS .............................................................                    0                      0
      INSTITUTIONAL CLASS .............................................................                  N/A                    N/A
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS A .........................................................................             (188,199)                (6,766)
      CLASS B .........................................................................              (43,570)                (1,420)
      CLASS C .........................................................................               (9,399)                  (277)
      CLASS Z .........................................................................                  N/A                    N/A
      ADMINISTRATOR CLASS .............................................................          (39,157,391)            (3,114,794)
      INSTITUTIONAL CLASS .............................................................                  N/A                    N/A
                                                                                          ------------------  ---------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ...................................................          (39,398,559)            (3,123,257)
                                                                                          ------------------  ---------------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A (NOTE 1) .......................................            5,254,180              2,475,828
   REINVESTMENT OF DISTRIBUTIONS - CLASS A (NOTE 1) ...................................              187,482                  6,736
   COST OF SHARES REDEEMED - CLASS A (NOTE 1) .........................................           (4,312,644)            (1,217,587)
                                                                                          ------------------  ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS A ............................................................................            1,129,018              1,264,977
                                                                                          ------------------  ---------------------
   PROCEEDS FROM SHARES SOLD - CLASS B (NOTE 1) .......................................              427,498                424,610
   REINVESTMENT OF DISTRIBUTIONS - CLASS B (NOTE 1) ...................................               43,432                  1,369
   COST OF SHARES REDEEMED - CLASS B (NOTE 1) .........................................             (105,541)               (53,884)
                                                                                          ------------------  ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS B ............................................................................              365,389                372,095
                                                                                          ------------------  ---------------------
   PROCEEDS FROM SHARES SOLD - CLASS C (NOTE 1) .......................................              183,418                 57,580
   REINVESTMENT OF DISTRIBUTIONS - CLASS C (NOTE 1) ...................................                9,334                    277
   COST OF SHARES REDEEMED - CLASS C (NOTE 1) .........................................              (51,506)               (17,326)
                                                                                          ------------------  ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS C ............................................................................              141,246                 40,531
                                                                                          ------------------  ---------------------
   PROCEEDS FROM SHARES SOLD - CLASS Z (NOTE 1) .......................................                  N/A                    N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS Z (NOTE 1) ...................................                  N/A                    N/A
   COST OF SHARES REDEEMED - CLASS Z (NOTE 1) .........................................                  N/A                    N/A
                                                                                          ------------------  ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS Z ............................................................................                  N/A                    N/A
                                                                                          ------------------  ---------------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ...........................          144,719,859            126,079,673
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) .......................           38,367,975              3,041,362
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) .............................         (184,020,232)          (162,418,466)
                                                                                          ------------------  ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   ADMINISTRATOR CLASS ................................................................             (932,398)           (33,297,431)
                                                                                          ------------------  ---------------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ...........................                  N/A                    N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) .......................                  N/A                    N/A
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) .............................                  N/A                    N/A
                                                                                          ------------------  ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   INSTITUTIONAL CLASS ................................................................                  N/A                    N/A
                                                                                          ------------------  ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS .......              703,255            (31,619,828)
                                                                                          ==================  =====================
NET INCREASE (DECREASE) IN NET ASSETS .................................................           (3,313,226)            38,848,918
                                                                                          ==================  =====================
ENDING NET ASSETS .....................................................................   $      522,825,075  $         526,138,301
                                                                                          ==================  =====================

                                                                                                   SMALL COMPANY VALUE FUND
                                                                                          -----------------------------------------
                                                                                                     FOR THE                FOR THE
                                                                                                  YEAR ENDED             YEAR ENDED
                                                                                          SEPTEMBER 30, 2006     SEPTEMBER 30, 2005
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ...............................................................   $      233,665,412  $         105,204,995

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .......................................................              516,863                248,318
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ............................................           22,923,203             21,559,818
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ................           (4,861,544)            10,276,212
                                                                                          ------------------  ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .......................           18,578,522             32,084,348
                                                                                          ------------------  ---------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
      CLASS A .........................................................................              (41,980)                     0
      CLASS B .........................................................................                    0                      0
      CLASS C .........................................................................                    0                      0
      CLASS Z .........................................................................                  N/A                    N/A
      ADMINISTRATOR CLASS .............................................................             (404,456)                     0
      INSTITUTIONAL CLASS .............................................................                  N/A                    N/A
   NET REALIZED GAIN ON SALES OF INVESTMENTS
      CLASS A .........................................................................           (6,595,774)            (2,264,229)
      CLASS B .........................................................................           (1,347,107)              (780,300)
      CLASS C .........................................................................             (438,280)              (187,151)
      CLASS Z .........................................................................                  N/A                    N/A
      ADMINISTRATOR CLASS .............................................................          (14,544,288)            (4,617,320)
      INSTITUTIONAL CLASS .............................................................                  N/A                    N/A
                                                                                          ------------------  ---------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS ...................................................          (23,371,885)            (7,849,000)
                                                                                          ------------------  ---------------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - CLASS A (NOTE 1) .......................................           76,148,788             68,957,691
   REINVESTMENT OF DISTRIBUTIONS - CLASS A (NOTE 1) ...................................            6,419,529              2,197,603
   COST OF SHARES REDEEMED - CLASS A (NOTE 1) .........................................          (71,808,515)           (36,978,295)
                                                                                          ------------------  ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS A ............................................................................           10,759,802             34,176,999
                                                                                          ------------------  ---------------------
   PROCEEDS FROM SHARES SOLD - CLASS B (NOTE 1) .......................................            1,115,626              3,979,807
   REINVESTMENT OF DISTRIBUTIONS - CLASS B (NOTE 1) ...................................            1,296,407                760,439
   COST OF SHARES REDEEMED - CLASS B (NOTE 1) .........................................           (4,237,981)            (2,487,786)
                                                                                          ------------------  ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS B ............................................................................           (1,825,948)             2,252,460
                                                                                          ------------------  ---------------------
   PROCEEDS FROM SHARES SOLD - CLASS C (NOTE 1) .......................................              924,625              2,356,418
   REINVESTMENT OF DISTRIBUTIONS - CLASS C (NOTE 1) ...................................              396,729                176,872
   COST OF SHARES REDEEMED - CLASS C (NOTE 1) .........................................           (1,295,461)              (968,625)
                                                                                          ------------------  ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS C ............................................................................               25,893              1,564,665
                                                                                          ------------------  ---------------------
   PROCEEDS FROM SHARES SOLD - CLASS Z (NOTE 1) .......................................                  N/A                    N/A
   REINVESTMENT OF DISTRIBUTIONS - CLASS Z (NOTE 1) ...................................                  N/A                    N/A
   COST OF SHARES REDEEMED - CLASS Z (NOTE 1) .........................................                  N/A                    N/A
                                                                                          ------------------  ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   CLASS Z ............................................................................                  N/A                    N/A
                                                                                          ------------------  ---------------------
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ...........................          351,986,538            190,137,571
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) .......................           14,408,819              4,411,297
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) .............................         (231,834,251)          (128,317,923)
                                                                                          ------------------  ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   ADMINISTRATOR CLASS ................................................................          134,561,106             66,230,945
                                                                                          ------------------  ---------------------
   PROCEEDS FROM SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) ...........................                  N/A                    N/A
   REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) .......................                  N/A                    N/A
   COST OF SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) .............................                  N/A                    N/A
                                                                                          ------------------  ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS -
   INSTITUTIONAL CLASS ................................................................                  N/A                    N/A
                                                                                          ------------------  ---------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS .......          143,520,853            104,225,069
                                                                                          ==================  =====================
NET INCREASE (DECREASE) IN NET ASSETS .................................................          138,727,490            128,460,417
                                                                                          ==================  =====================
ENDING NET ASSETS .....................................................................   $      372,392,902  $         233,665,412
                                                                                          ==================  =====================

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS   STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                   LARGE COMPANY GROWTH FUND
                                                                                          -----------------------------------------
                                                                                                     FOR THE                FOR THE
                                                                                                  YEAR ENDED             YEAR ENDED
                                                                                          SEPTEMBER 30, 2006  SEPTEMBER 30, 2005(1)
-----------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A (NOTE 1) .....................................................            3,472,440              5,154,538
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A (NOTE 1) ..................               12,644                      0
   SHARES REDEEMED - CLASS A (NOTE 1) .................................................           (4,353,752)            (4,705,233)
                                                                                          ------------------  ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ...............................             (868,668)               449,305
                                                                                          ------------------  ---------------------
   SHARES SOLD - CLASS B (NOTE 1) .....................................................               89,457                243,643
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B (NOTE 1) ..................                    0                      0
   SHARES REDEEMED - CLASS B (NOTE 1) .................................................           (1,964,453)            (1,453,267)
                                                                                          ------------------  ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ...............................           (1,874,996)            (1,209,624)
                                                                                          ------------------  ---------------------
   SHARES SOLD - CLASS C (NOTE 1) .....................................................               17,203                 31,638
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C (NOTE 1) ..................                    0                      0
   SHARES REDEEMED - CLASS C (NOTE 1) .................................................             (168,735)              (340,189)
                                                                                          ------------------  ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ...............................             (151,532)              (308,551)
                                                                                          ------------------  ---------------------
   SHARES SOLD - CLASS Z (NOTE 1) .....................................................              137,622              3,053,202
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS Z (NOTE 1) ..................                6,737                      0
   SHARES REDEEMED - CLASS Z (NOTE 1) .................................................             (574,778)              (409,260)
                                                                                          ------------------  ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS Z ...............................             (430,419)             2,643,942
                                                                                          ------------------  ---------------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) .........................................           32,188,304             15,282,753
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ......               63,157                 57,575
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) .....................................          (40,350,840)           (22,399,747)
                                                                                          ------------------  ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ...................           (8,099,379)            (7,059,419)
                                                                                          ------------------  ---------------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) .........................................              915,489              1,675,050
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) ......                4,428                  4,284
   SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) .....................................             (842,849)              (706,406)
                                                                                          ------------------  ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ...................               77,068                972,928
                                                                                          ------------------  ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE
   TRANSACTIONS .......................................................................          (11,347,926)            (4,511,419)
                                                                                          ==================  =====================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ..........................   $       (3,027,598) $             (65,615)
                                                                                          ==================  =====================

(1) SHARES SOLD MAY INCLUDE AMOUNTS RELATED TO FUND MERGERS AND SHARE CLASS CONVERSIONS (SEE NOTE 1).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS   WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

                                                                                                  SMALL COMPANY GROWTH FUND
                                                                                          -----------------------------------------
                                                                                                     FOR THE                FOR THE
                                                                                                  YEAR ENDED             YEAR ENDED
                                                                                          SEPTEMBER 30, 2006     SEPTEMBER 30, 2005
-----------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A (NOTE 1) .....................................................              162,352                 85,615
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A (NOTE 1) ..................                6,330                    228
   SHARES REDEEMED - CLASS A (NOTE 1) .................................................             (138,576)               (41,855)
                                                                                          ------------------  ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ...............................               30,106                 43,988
                                                                                          ------------------  ---------------------
   SHARES SOLD - CLASS B (NOTE 1) .....................................................               13,788                 14,672
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B (NOTE 1) ..................                1,487                     47
   SHARES REDEEMED - CLASS B (NOTE 1) .................................................               (3,366)                (1,958)
                                                                                          ------------------  ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ...............................               11,909                 12,761
                                                                                          ------------------  ---------------------
   SHARES SOLD - CLASS C (NOTE 1) .....................................................                5,931                  2,038
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C (NOTE 1) ..................                  318                      9
   SHARES REDEEMED - CLASS C (NOTE 1) .................................................               (1,675)                  (572)
                                                                                          ------------------  ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ...............................                4,574                  1,475
                                                                                          ------------------  ---------------------
   SHARES SOLD - CLASS Z (NOTE 1) .....................................................                  N/A                    N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS Z (NOTE 1) ..................                  N/A                    N/A
   SHARES REDEEMED - CLASS Z (NOTE 1) .................................................                  N/A                    N/A
                                                                                          ------------------  ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS Z ...............................                  N/A                    N/A
                                                                                          ------------------  ---------------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) .........................................            4,607,111              4,348,066
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ......            1,288,381                102,575
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) .....................................           (5,891,039)            (5,701,519)
                                                                                          ------------------  ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ...................                4,453             (1,250,878)
                                                                                          ------------------  ---------------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) .........................................                  N/A                    N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) ......                  N/A                    N/A
   SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) .....................................                  N/A                    N/A
                                                                                          ------------------  ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ...................                  N/A                    N/A
                                                                                          ------------------  ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE
   TRANSACTIONS .......................................................................               51,042             (1,192,654)
                                                                                          ==================  =====================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ..........................   $         (806,709) $          (1,345,631)
                                                                                          ==================  =====================

                                                                                                   SMALL COMPANY VALUE FUND
                                                                                          -----------------------------------------
                                                                                                     FOR THE                FOR THE
                                                                                                  YEAR ENDED             YEAR ENDED
                                                                                          SEPTEMBER 30, 2006     SEPTEMBER 30, 2005
-----------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - CLASS A (NOTE 1) .....................................................            4,881,987              4,587,328
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS A (NOTE 1) ..................              425,172                153,894
   SHARES REDEEMED - CLASS A (NOTE 1) .................................................           (4,625,631)            (2,459,598)
                                                                                          ------------------  ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS A ...............................              681,528              2,281,624
                                                                                          ------------------  ---------------------
   SHARES SOLD - CLASS B (NOTE 1) .....................................................               74,511                273,493
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS B (NOTE 1) ..................               88,856                 54,584
   SHARES REDEEMED - CLASS B (NOTE 1) .................................................             (283,006)              (172,357)
                                                                                          ------------------  ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS B ...............................             (119,639)               155,720
                                                                                          ------------------  ---------------------
   SHARES SOLD - CLASS C (NOTE 1) .....................................................               61,611                160,380
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS C (NOTE 1) ..................               27,211                 12,697
   SHARES REDEEMED - CLASS C (NOTE 1) .................................................              (86,630)               (66,897)
                                                                                          ------------------  ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS C ...............................                2,192                106,180
                                                                                          ------------------  ---------------------
   SHARES SOLD - CLASS Z (NOTE 1) .....................................................                  N/A                    N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - CLASS Z (NOTE 1) ..................                  N/A                    N/A
   SHARES REDEEMED - CLASS Z (NOTE 1) .................................................                  N/A                    N/A
                                                                                          ------------------  ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - CLASS Z ...............................                  N/A                    N/A
                                                                                          ------------------  ---------------------
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) .........................................           22,497,141             12,490,658
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ......              945,869                307,193
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) .....................................          (14,785,998)            (8,425,050)
                                                                                          ------------------  ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS ...................            8,657,012              4,372,801
                                                                                          ------------------  ---------------------
   SHARES SOLD - INSTITUTIONAL CLASS (NOTE 1) .........................................                  N/A                    N/A
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INSTITUTIONAL CLASS (NOTE 1) ......                  N/A                    N/A
   SHARES REDEEMED - INSTITUTIONAL CLASS (NOTE 1) .....................................                  N/A                    N/A
                                                                                          ------------------  ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INSTITUTIONAL CLASS ...................                  N/A                    N/A
                                                                                          ------------------  ---------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE
   TRANSACTIONS .......................................................................            9,221,093              6,916,325
                                                                                          ==================  =====================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ..........................   $          968,264  $             448,861
                                                                                          ==================  =====================

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS                  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                  NET REALIZED
                                                 BEGINNING          NET                    AND   DISTRIBUTIONS   DISTRIBUTIONS
                                                 NET ASSET   INVESTMENT             UNREALIZED        FROM NET        FROM NET
                                                 VALUE PER       INCOME         GAIN (LOSS) ON      INVESTMENT        REALIZED
                                                     SHARE       (LOSS)            INVESTMENTS          INCOME           GAINS
------------------------------------------------------------------------------------------------------------------------------
C&B LARGE CAP VALUE FUND
------------------------------------------------------------------------------------------------------------------------------

CLASS A
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........     $ 8.62         0.11                   1.16          (0.04)          (0.18)
NOVEMBER 1, 2004(8) TO SEPTEMBER 30, 2005 .....     $ 8.27         0.05(7)                0.40          (0.03)          (0.07)
JULY 26, 2004(9) TO OCTOBER 31, 2004 ..........     $ 8.01         0.00                   0.26           0.00            0.00

CLASS B
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........     $ 8.56         0.05                   1.15           0.00           (0.18)
NOVEMBER 1, 2004(8) TO SEPTEMBER 30, 2005 .....     $ 8.26        (0.01)(7)               0.40          (0.02)          (0.07)
JULY 26, 2004(9) TO OCTOBER 31, 2004 ..........     $ 8.01        (0.01)                  0.26           0.00            0.00

CLASS C
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........     $ 8.56         0.05                   1.15           0.00           (0.18)
NOVEMBER 1, 2004(8) TO SEPTEMBER 30, 2005 .....     $ 8.26        (0.01)(7)               0.40          (0.02)          (0.07)
JULY 26, 2004(9) TO OCTOBER 31, 2004 ..........     $ 8.01        (0.01)                  0.26           0.00            0.00

CLASS D
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........     $ 8.62         0.11                   1.16          (0.04)          (0.18)
NOVEMBER 1, 2004(8) TO SEPTEMBER 30, 2005 .....     $ 8.27         0.05(7)                0.40          (0.03)          (0.07)
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ..........     $ 7.42         0.03                   0.85          (0.03)           0.00
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ..........     $ 6.49         0.05                   1.61          (0.05)          (0.68)
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ..........     $ 7.13         0.05                  (0.38)         (0.05)          (0.26)
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 ..........     $ 8.71         0.07                   0.27          (0.11)          (1.81)

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........     $ 8.64         0.13                   1.16          (0.06)          (0.18)
NOVEMBER 1, 2004(8) TO SEPTEMBER 30, 2005 .....     $ 8.27         0.07(7)                0.41          (0.04)          (0.07)
JULY 26, 2004(9) TO OCTOBER 31, 2004 ..........     $ 8.01         0.01                   0.25           0.00            0.00

INSTITUTIONAL CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........     $ 8.67         0.16                   1.17          (0.08)          (0.18)
NOVEMBER 1, 2004(8) TO SEPTEMBER 30, 2005 .....     $ 8.28         0.09(7)                0.41          (0.04)          (0.07)
JULY 26, 2004(9) TO OCTOBER 31, 2004 ..........     $ 8.01         0.02                   0.25           0.00            0.00

DIVERSIFIED EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------

CLASS A
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........     $41.90         0.22(7)                3.31          (0.12)          (4.96)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .........     $39.91         0.28(7)                5.22          (0.32)          (3.19)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .........     $35.61         0.15                   4.41          (0.26)           0.00
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .........     $29.00         0.13                   6.59          (0.11)           0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .........     $36.33         0.09(7)               (6.85)         (0.15)          (0.42)

CLASS B
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........     $40.38        (0.07)(7)               3.18           0.00           (4.96)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .........     $38.55        (0.01)(7)               5.03           0.00           (3.19)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .........     $34.43        (0.40)                  4.52           0.00            0.00
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .........     $28.15        (0.19)                  6.47           0.00            0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .........     $35.41        (0.20)(7)              (6.64)          0.00           (0.42)

CLASS C
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........     $40.94        (0.07)(7)               3.22           0.00           (4.96)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .........     $39.04        (0.02)(7)               5.11           0.00           (3.19)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .........     $34.90        (0.37)                  4.54          (0.03)           0.00
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .........     $28.56        (0.05)                  6.39           0.00            0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .........     $35.91        (0.20)(7)              (6.73)          0.00           (0.42)

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........     $41.98         0.32(7)                3.33          (0.21)          (4.96)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .........     $39.96         0.39(7)                5.22          (0.40)          (3.19)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .........     $35.64         0.26                   4.39          (0.33)           0.00
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .........     $29.04         0.24                   6.57          (0.21)           0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .........     $36.38         0.18(7)               (6.87)         (0.23)          (0.42)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                  WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

                                                 DISTRIBUTIONS      ENDING        RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                  IN EXCESS OF   NET ASSET  -------------------------------------------------------
                                                      REALIZED   VALUE PER  NET INVESTMENT       GROSS      EXPENSES         NET
                                                         GAINS       SHARE   INCOME (LOSS)    EXPENSES(4)     WAIVED    EXPENSES(4)
-----------------------------------------------------------------------------------------------------------------------------------
C&B LARGE CAP VALUE FUND
-----------------------------------------------------------------------------------------------------------------------------------

CLASS A
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........           0.00      $ 9.67          1.25%         1.30%      (0.10)%          1.20%
NOVEMBER 1, 2004(8) TO SEPTEMBER 30, 2005 .....           0.00      $ 8.62          0.63%         1.35%      (0.15)%          1.20%
JULY 26, 2004(9) TO OCTOBER 31, 2004 ..........           0.00      $ 8.27          0.18%         1.60%      (0.40)%          1.20%

CLASS B
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........           0.00      $ 9.58          0.48%         2.05%      (0.10)%          1.95%
NOVEMBER 1, 2004(8) TO SEPTEMBER 30, 2005 .....           0.00      $ 8.56         (0.11)%        2.10%      (0.15)%          1.95%
JULY 26, 2004(9) TO OCTOBER 31, 2004 ..........           0.00      $ 8.26         (0.60)%        2.35%      (0.40)%          1.95%

CLASS C
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........           0.00      $ 9.58          0.49%         2.05%      (0.10)%          1.95%
NOVEMBER 1, 2004(8) TO SEPTEMBER 30, 2005 .....           0.00      $ 8.56         (0.12)%        2.10%      (0.15)%          1.95%
JULY 26, 2004(9) TO OCTOBER 31, 2004 ..........           0.00      $ 8.26         (0.58)%        2.35%      (0.40)%          1.95%

CLASS D
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........           0.00      $ 9.67          1.22%         1.30%      (0.10)%          1.20%
NOVEMBER 1, 2004(8) TO SEPTEMBER 30, 2005 .....           0.00      $ 8.62          0.67%         1.35%      (0.15)%          1.20%
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ..........           0.00      $ 8.27          0.40%         1.30%      (0.14)%          1.16%
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ..........           0.00      $ 7.42          0.76%         1.20%      (0.04)%          1.16%
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ..........           0.00      $ 6.49          0.59%         1.60%      (0.46)%          1.14%
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 ..........           0.00      $ 7.13          0.91%         1.00%       0.00%           1.00%

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........           0.00      $ 9.69          1.48%         1.12%      (0.17)%          0.95%
NOVEMBER 1, 2004(8) TO SEPTEMBER 30, 2005 .....           0.00      $ 8.64          0.83%         1.13%      (0.18)%          0.95%
JULY 26, 2004(9) TO OCTOBER 31, 2004 ..........           0.00      $ 8.27          0.47%         1.39%      (0.44)%          0.95%

INSTITUTIONAL CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........           0.00      $ 9.74          1.74%         0.85%      (0.15)%          0.70%
NOVEMBER 1, 2004(8) TO SEPTEMBER 30, 2005 .....           0.00      $ 8.67          1.14%         0.90%      (0.20)%          0.70%
JULY 26, 2004(9) TO OCTOBER 31, 2004 ..........           0.00      $ 8.28          0.91%         1.22%      (0.52)%          0.70%

DIVERSIFIED EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------------

CLASS A
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........           0.00      $40.36          0.57%         1.42%      (0.17)%          1.25%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .........           0.00      $41.90          0.69%         1.41%      (0.16)%          1.25%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .........           0.00      $39.91          0.37%         1.37%      (0.12)%          1.25%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .........           0.00      $35.61          0.42%         1.54%      (0.29)%          1.25%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .........           0.00      $29.00          0.22%         1.58%      (0.33)%          1.25%

CLASS B
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........           0.00      $38.53         (0.19)%        2.17%      (0.17)%          2.00%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .........           0.00      $40.38         (0.03)%        2.16%      (0.16)%          2.00%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .........           0.00      $38.55         (0.40)%        2.12%      (0.12)%          2.00%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .........           0.00      $34.43         (0.33)%        2.31%      (0.31)%          2.00%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .........           0.00      $28.15         (0.53)%        2.39%      (0.39)%          2.00%

CLASS C
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........           0.00      $39.13         (0.19)%        2.17%      (0.17)%          2.00%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .........           0.00      $40.94         (0.04)%        2.16%      (0.16)%          2.00%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .........           0.00      $39.04         (0.38)%        2.12%      (0.12)%          2.00%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .........           0.00      $34.90         (0.33)%        2.28%      (0.28)%          2.00%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .........           0.00      $28.56         (0.52)%        2.13%      (0.13)%          2.00%

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........           0.00      $40.46          0.82%         1.24%      (0.24)%          1.00%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .........           0.00      $41.98          0.96%         1.15%      (0.15)%          1.00%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .........           0.00      $39.96          0.61%         1.04%      (0.04)%          1.00%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .........           0.00      $35.64          0.67%         1.17%      (0.17)%          1.00%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .........           0.00      $29.04          0.47%         1.14%      (0.14)%          1.00%

                                                             PORTFOLIO        NET ASSETS AT
                                                  TOTAL       TURNOVER        END OF PERIOD
                                                 RETURN(2)        RATE(3)    (000'S OMITTED)
--------------------------------------------------------------------------------------------
C&B LARGE CAP VALUE FUND
--------------------------------------------------------------------------------------------

CLASS A
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........   15.02%            29%(5)        $   57,288
NOVEMBER 1, 2004(8) TO SEPTEMBER 30, 2005 .....    5.45%            25%(5)        $   51,719
JULY 26, 2004(9) TO OCTOBER 31, 2004 ..........    3.25%            30%           $   11,408

CLASS B
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........   14.20%            29%(5)        $   26,082
NOVEMBER 1, 2004(8) TO SEPTEMBER 30, 2005 .....    4.70%            25%(5)        $   24,296
JULY 26, 2004(9) TO OCTOBER 31, 2004 ..........    3.12%            30%           $    5,790

CLASS C
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........   14.20%            29%(5)        $   15,120
NOVEMBER 1, 2004(8) TO SEPTEMBER 30, 2005 .....    4.71%            25%(5)        $   13,075
JULY 26, 2004(9) TO OCTOBER 31, 2004 ..........    3.12%            30%           $    2,732

CLASS D
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........   15.01%            29%(5)        $  163,397
NOVEMBER 1, 2004(8) TO SEPTEMBER 30, 2005 .....    5.44%            25%(5)        $  163,464
NOVEMBER 1, 2003 TO OCTOBER 31, 2004 ..........   11.88%            30%           $   50,790
NOVEMBER 1, 2002 TO OCTOBER 31, 2003 ..........   28.34%            26%           $   20,419
NOVEMBER 1, 2001 TO OCTOBER 31, 2002 ..........   (5.14)%           39%           $   14,383
NOVEMBER 1, 2000 TO OCTOBER 31, 2001 ..........    4.50%            41%           $   38,850

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........   15.24%            29%(5)        $  241,435
NOVEMBER 1, 2004(8) TO SEPTEMBER 30, 2005 .....    5.74%            25%(5)        $  201,181
JULY 26, 2004(9) TO OCTOBER 31, 2004 ..........    3.37%            30%           $    9,627

INSTITUTIONAL CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........   15.63%            29%(5)        $   70,113
NOVEMBER 1, 2004(8) TO SEPTEMBER 30, 2005 .....    6.05%            25%(5)        $   63,303
JULY 26, 2004(9) TO OCTOBER 31, 2004 ..........    3.37%            30%           $   15,030

DIVERSIFIED EQUITY FUND
--------------------------------------------------------------------------------------------

CLASS A
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........    9.02%            35%(6)        $  119,122
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .........   14.27%            42%(6)        $  118,140
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .........   12.82%            32%(6)        $  101,649
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .........   23.21%            32%(6)        $   76,292
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .........  (19.04)%           30%(6)        $   57,876

CLASS B
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........    8.21%            35%(6)        $   51,171
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .........   13.44%            42%(6)        $   65,245
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .........   11.97%            32%(6)        $   81,966
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .........   22.31%            32%(6)        $   92,300
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .........  (19.64)%           30%(6)        $   85,035

CLASS C
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........    8.20%            35%(6)        $    6,451
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .........   13.45%            42%(6)        $    7,170
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .........   11.92%            32%(6)        $    7,798
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .........   22.23%            32%(6)        $    9,463
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .........  (19.62)%           30%(6)        $    6,730

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........    9.30%            35%(6)        $1,145,044
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .........   14.57%            42%(6)        $1,180,748
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .........   13.08%            32%(6)        $1,178,146
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .........   23.55%            32%(6)        $1,152,692
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .........  (18.86)%           30%(6)        $1,014,998

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS                  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                             NET REALIZED
                                                BEGINNING          NET                AND   DISTRIBUTIONS   DISTRIBUTIONS
                                                NET ASSET   INVESTMENT         UNREALIZED        FROM NET        FROM NET
                                                VALUE PER       INCOME     GAIN (LOSS) ON      INVESTMENT        REALIZED
                                                    SHARE       (LOSS)        INVESTMENTS          INCOME           GAINS
--------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED SMALL CAP FUND
--------------------------------------------------------------------------------------------------------------------------

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .......      $14.97        (0.02)              1.01            0.00           (1.30)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .......      $13.41        (0.02)              2.63            0.00           (1.05)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .......      $11.32        (0.04)              2.21            0.00           (0.08)
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .......      $ 8.70        (0.01)              2.71            0.00           (0.08)
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .......      $ 9.18        (0.02)             (0.34)           0.00           (0.12)

EQUITY INCOME FUND
--------------------------------------------------------------------------------------------------------------------------

CLASS A
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .......      $36.21         0.44               2.85           (0.46)          (7.03)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .......      $34.49         0.52               3.74           (0.52)          (2.02)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .......      $31.32         0.45               4.59           (0.47)          (1.40)
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .......      $28.74         0.46               5.04           (0.46)          (2.46)
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .......      $37.23         0.44              (7.51)          (0.43)          (0.99)

CLASS B
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .......      $36.23         0.22               2.82           (0.21)          (7.03)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .......      $34.49         0.25               3.74           (0.23)          (2.02)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .......      $31.31         0.21               4.57           (0.20)          (1.40)
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .......      $28.72         0.25               5.02           (0.22)          (2.46)
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .......      $37.18         0.16              (7.49)          (0.14)          (0.99)

CLASS C
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .......      $37.49         0.23               2.94           (0.20)          (7.03)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .......      $35.61         0.27               3.86           (0.23)          (2.02)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .......      $32.26         0.22               4.70           (0.17)          (1.40)
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .......      $29.52         0.25               5.19           (0.24)          (2.46)
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .......      $38.18         0.18              (7.70)          (0.15)          (0.99)

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .......      $36.17         0.53               2.82           (0.53)          (7.03)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .......      $34.45         0.62               3.73           (0.61)          (2.02)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .......      $31.28         0.54               4.59           (0.56)          (1.40)
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .......      $28.72         0.55               5.02           (0.55)          (2.46)
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .......      $37.21         0.54              (7.51)          (0.53)          (0.99)

EQUITY VALUE FUND
--------------------------------------------------------------------------------------------------------------------------

CLASS A
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .......      $13.82         0.09               1.32           (0.08)          (0.03)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .......      $11.48         0.10(7)            2.31           (0.07)           0.00
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .......      $ 9.82         0.05               1.62           (0.01)           0.00
AUGUST 29, 2003(9) TO SEPTEMBER 30, 2003 ....      $10.00         0.00              (0.18)           0.00            0.00

CLASS B
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .......      $13.69         0.00               1.29            0.00           (0.03)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .......      $11.40         0.01(7)            2.28            0.00            0.00
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .......      $ 9.81         0.00               1.59            0.00            0.00
AUGUST 29, 2003(9) TO SEPTEMBER 30, 2003 ....      $10.00        (0.01)             (0.18)           0.00            0.00

CLASS C
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .......      $13.69        (0.01)              1.30            0.00           (0.03)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .......      $11.40         0.01(7)            2.29           (0.01)           0.00
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .......      $ 9.81         0.00               1.59            0.00            0.00
AUGUST 29, 2003(9) TO SEPTEMBER 30, 2003 ....      $10.00        (0.01)             (0.18)           0.00            0.00

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .......      $13.96         0.14               1.33           (0.04)          (0.03)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .......      $11.51         0.08(7)            2.38           (0.01)           0.00
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .......      $ 9.82         0.05               1.65           (0.01)           0.00
AUGUST 29, 2003(9) TO SEPTEMBER 30, 2003 ....      $10.00         0.00              (0.18)           0.00            0.00

INSTITUTIONAL CLASS
AUGUST 31, 2006(9) TO SEPTEMBER 30, 2006 ....      $15.17         0.01               0.18            0.00            0.00

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                  WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

                                                DISTRIBUTIONS      ENDING        RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                 IN EXCESS OF   NET ASSET   --------------------------------------------------------
                                                     REALIZED   VALUE PER   NET INVESTMENT         GROSS     EXPENSES         NET
                                                        GAINS       SHARE    INCOME (LOSS)      EXPENSES(4)    WAIVED    EXPENSES(4)
------------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED SMALL CAP FUND
------------------------------------------------------------------------------------------------------------------------------------

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .......            0.00      $14.66            (0.14)%        1.31%       (0.11)%        1.20%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .......            0.00      $14.97            (0.17)%        1.26%       (0.07)%        1.19%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .......            0.00      $13.41            (0.33)%        1.21%       (0.01)%        1.20%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .......            0.00      $11.32            (0.13)%        1.27%       (0.10)%        1.17%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .......            0.00      $ 8.70            (0.24)%        1.38%       (0.18)%        1.20%

EQUITY INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------

CLASS A
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .......            0.00      $32.01             1.43%         1.31%       (0.21)%        1.10%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .......            0.00      $36.21             1.49%         1.22%       (0.12)%        1.10%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .......            0.00      $34.49             1.32%         1.18%       (0.08)%        1.10%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .......            0.00      $31.32             1.57%         1.33%       (0.23)%        1.10%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .......            0.00      $28.74             1.19%         1.36%       (0.26)%        1.10%

CLASS B
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .......            0.00      $32.03             0.69%         2.06%       (0.21)%        1.85%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .......            0.00      $36.23             0.76%         1.97%       (0.12)%        1.85%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .......            0.00      $34.49             0.57%         1.93%       (0.08)%        1.85%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .......            0.00      $31.31             0.82%         2.13%       (0.28)%        1.85%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .......            0.00      $28.72             0.43%         2.18%       (0.33)%        1.85%

CLASS C
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .......            0.00      $33.43             0.69%         2.06%       (0.21)%        1.85%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .......            0.00      $37.49             0.77%         1.97%       (0.12)%        1.85%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .......            0.00      $35.61             0.58%         1.93%       (0.08)%        1.85%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .......            0.00      $32.26             0.82%         2.07%       (0.22)%        1.85%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .......            0.00      $29.52             0.46%         2.12%       (0.27)%        1.85%

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .......            0.00      $31.96             1.70%         1.13%       (0.28)%        0.85%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .......            0.00      $36.17             1.75%         0.96%       (0.11)%        0.85%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .......            0.00      $34.45             1.58%         0.85%       (0.01)%        0.84%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .......            0.00      $31.28             1.83%         0.94%       (0.09)%        0.85%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .......            0.00      $28.72             1.44%         0.91%       (0.06)%        0.85%

EQUITY VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------

CLASS A
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .......            0.00      $15.12             0.71%         1.52%       (0.27)%        1.25%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .......            0.00      $13.82             0.80%         2.48%       (1.23)%        1.25%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .......            0.00      $11.48             0.54%        10.90%       (9.65)%        1.25%
AUGUST 29, 2003(9) TO SEPTEMBER 30, 2003 ....            0.00      $ 9.82            (0.26)%      196.38%     (195.13)%        1.25%

CLASS B
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .......            0.00      $14.95            (0.04)%        2.27%       (0.27)%        2.00%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .......            0.00      $13.69             0.07%         3.25%       (1.25)%        2.00%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .......            0.00      $11.40            (0.19)%       11.20%       (9.20)%        2.00%
AUGUST 29, 2003(9) TO SEPTEMBER 30, 2003 ....            0.00      $ 9.81            (1.08)%      189.72%     (187.72)%        2.00%

CLASS C
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .......            0.00      $14.95            (0.03)%        2.27%       (0.27)%        2.00%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .......            0.00      $13.69             0.06%         3.26%       (1.26)%        2.00%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .......            0.00      $11.40            (0.19)%       11.11%       (9.11)%        2.00%
AUGUST 29, 2003(9) TO SEPTEMBER 30, 2003 ....            0.00      $ 9.81            (0.64)%      209.42%     (207.42)%        2.00%

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .......            0.00      $15.36             0.96%         1.34%       (0.34)%        1.00%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .......            0.00      $13.96             0.67%         2.04%       (1.04)%        1.00%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .......            0.00      $11.51             0.77%         9.22%       (8.22)%        1.00%
AUGUST 29, 2003(9) TO SEPTEMBER 30, 2003 ....            0.00      $ 9.82            (0.33)%      211.67%     (210.67)%        1.00%

INSTITUTIONAL CLASS
AUGUST 31, 2006(9) TO SEPTEMBER 30, 2006 ....            0.00      $15.36             0.82%         0.97%       (0.32)%        0.65%

                                                           PROTFOLIO       NET ASSETS AT
                                                 TOTAL      TURNOVER       END OF PERIOD
                                                RETURN(2)       RATE(3)  (000'S OMITTED)
-----------------------------------------------------------------------------------------
DIVERSIFIED SMALL CAP FUND
-----------------------------------------------------------------------------------------

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .......     6.93%           63%(6)     $   679,774
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .......    20.09%           75%(6)     $   564,318
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .......    19.23%           75%(6)     $   441,080
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .......    31.32%           84%(6)     $   285,650
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .......    (4.17)%          93%(6)     $   192,987

EQUITY INCOME FUND
-----------------------------------------------------------------------------------------

CLASS A
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .......    10.73%            7%(5)     $   172,361
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .......    12.74%           20%(5)     $   185,533
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .......    16.43%           11%(5)     $   186,501
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .......    20.12%            9%(5)     $   161,962
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .......   (19.84)%          12%(5)     $   124,015

CLASS B
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .......     9.88%            7%(5)     $    39,233
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .......    11.91%           20%(5)     $    59,606
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .......    15.56%           11%(5)     $    80,298
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .......    19.22%            9%(5)     $    98,690
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .......   (20.43)%          12%(5)     $    91,889

CLASS C
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .......     9.90%            7%(5)     $     4,903
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .......    11.90%           20%(5)     $     6,937
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .......    15.54%           11%(5)     $     9,083
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .......    19.27%            9%(5)     $    10,689
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .......   (20.41)%          12%(5)     $     7,415

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .......    10.98%            7%(5)     $   530,585
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .......    13.04%           20%(5)     $   756,225
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .......    16.74%           11%(5)     $   853,843
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .......    20.42%            9%(5)     $   907,662
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .......   (19.64)%          12%(5)     $   902,521

EQUITY VALUE FUND
-----------------------------------------------------------------------------------------

CLASS A
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .......    10.23%          107%(5)     $     4,537
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .......    21.06%          145%(5)     $     3,796
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .......    16.96%          122%(5)     $     1,645
AUGUST 29, 2003(9) TO SEPTEMBER 30, 2003 ....    (1.80)%           3%(5)     $        76

CLASS B
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .......     9.43%          107%(5)     $     2,682
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .......    20.09%          145%(5)     $     2,245
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .......    16.21%          122%(5)     $     1,142
AUGUST 29, 2003(9) TO SEPTEMBER 30, 2003 ....    (1.90)%           3%(5)     $        37

CLASS C
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .......     9.43%          107%(5)     $       417
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .......    20.20%          145%(5)     $       430
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .......    16.21%          122%(5)     $       295
AUGUST 29, 2003(9) TO SEPTEMBER 30, 2003 ....    (1.90)%           3%(5)     $        12

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .......    10.60%          107%(5)     $    71,801
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .......    21.40%          145%(5)     $    63,194
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .......    17.30%          122%(5)     $       366
AUGUST 29, 2003(9) TO SEPTEMBER 30, 2003 ....    (1.80)%           3%(5)     $        10

INSTITUTIONAL CLASS
AUGUST 31, 2006(9) TO SEPTEMBER 30, 2006 ....     1.25%          107%(5)     $        10

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS                  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                       NET REALIZED
                                                        BEGINNING           NET                 AND   DISTRIBUTIONS   DISTRIBUTIONS
                                                        NET ASSET    INVESTMENT          UNREALIZED        FROM NET        FROM NET
                                                        VALUE PER        INCOME      GAIN (LOSS) ON      INVESTMENT        REALIZED
                                                            SHARE        (LOSS)         INVESTMENTS          INCOME           GAINS
------------------------------------------------------------------------------------------------------------------------------------
GROWTH EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS A
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ...............     $ 30.80          0.01(7)             2.24            0.00           (4.63)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...............     $ 27.70          0.04(7)             4.63            0.00           (1.57)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...............     $ 24.64         (0.08)(7)            3.14            0.00            0.00
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ...............     $ 19.50         (0.08)(7)            5.22            0.00            0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ...............     $ 23.87         (0.10)              (3.34)          (0.01)          (0.92)

CLASS B
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ...............     $ 28.23         (0.19)(7)            2.04            0.00           (4.63)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...............     $ 25.69         (0.16)(7)            4.27            0.00           (1.57)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...............     $ 23.02         (0.28)(7)            2.95            0.00            0.00
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ...............     $ 18.37         (0.23)(7)            4.88            0.00            0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ...............     $ 22.69         (0.31)              (3.09)           0.00           (0.92)

CLASS C
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ...............     $ 29.32         (0.19)(7)            2.13            0.00           (4.63)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...............     $ 26.61         (0.17)(7)            4.45            0.00           (1.57)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...............     $ 23.87         (0.28)(7)            3.02            0.00            0.00
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ...............     $ 19.04         (0.25)(7)            5.08            0.00            0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ...............     $ 23.49         (0.25)              (3.28)           0.00           (0.92)

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ...............     $ 31.17          0.07(7)             2.29           (0.06)          (4.63)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...............     $ 27.97          0.12(7)             4.68           (0.03)          (1.57)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...............     $ 24.82         (0.01)(7)            3.16            0.00            0.00
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ...............     $ 19.61         (0.03)(7)            5.25           (0.01)           0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ...............     $ 24.00         (0.05)              (3.35)          (0.07)          (0.92)

INSTITUTIONAL CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ...............     $ 31.19          0.13(7)             2.29           (0.12)          (4.63)
APRIL 11, 2005(9) TO SEPTEMBER 30, 2005 .............     $ 28.50          0.03(7)             2.66            0.00            0.00

INTERNATIONAL VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------

CLASS A
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ...............     $ 14.13          0.35(7)             2.32            0.00           (0.05)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...............     $ 11.94          0.11                2.68           (0.23)          (0.37)
OCTOBER 31, 2003(9) TO SEPTEMBER 30, 2004 ...........     $ 10.00          0.21                1.73            0.00            0.00

CLASS B
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ...............     $ 14.09          0.24(7)             2.27            0.00           (0.05)
APRIL 11, 2005(9) TO SEPTEMBER 30, 2005 .............     $ 13.27          0.05                0.77            0.00            0.00

CLASS C
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ...............     $ 14.09          0.21(7)             2.29            0.00           (0.05)
APRIL 11, 2005(9) TO SEPTEMBER 30, 2005 .............     $ 13.27          0.05                0.77            0.00            0.00

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ...............     $ 14.15          0.32(7)             2.34           (0.11)          (0.05)
APRIL 11, 2005(9) TO SEPTEMBER 30, 2005 .............     $ 13.27          0.18                0.70            0.00            0.00

INSTITUTIONAL CLASS
AUGUST 31, 2006(9) TO SEPTEMBER 30, 2006 ............     $ 16.52          0.01(7)             0.14            0.00            0.00

LARGE CAP APPRECIATION FUND
------------------------------------------------------------------------------------------------------------------------------------

CLASS A
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ...............     $ 11.54          0.01(7)             0.38            0.00           (0.62)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ...............     $  9.80          0.03(7)             1.87           (0.04)          (0.12)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ...............     $  8.92          0.00(7)             0.88            0.00            0.00
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ...............     $  7.53         (0.01)               1.40            0.00            0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ...............     $  9.53         (0.01)              (1.99)           0.00            0.00

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                  WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

                                                DISTRIBUTIONS      ENDING         RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                 IN EXCESS OF   NET ASSET   -------------------------------------------------------
                                                     REALIZED   VALUE PER   NET INVESTMENT      GROSS      EXPENSES          NET
                                                        GAINS       SHARE    INCOME (LOSS)   EXPENSES(4)     WAIVED     EXPENSES(4)
-----------------------------------------------------------------------------------------------------------------------------------
GROWTH EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------------

CLASS A
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .......            0.00      $28.42             0.02%         1.57%     (0.08)%         1.49%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .......            0.00      $30.80             0.15%         1.60%     (0.10)%         1.50%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .......            0.00      $27.70            (0.28)%        1.60%     (0.10)%         1.50%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .......            0.00      $24.64            (0.38)%        1.82%     (0.32)%         1.50%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .......            0.00      $19.50            (0.43)%        1.88%     (0.41)%         1.47%

CLASS B
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .......            0.00      $25.45            (0.75)%        2.32%     (0.08)%         2.24%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .......            0.00      $28.23            (0.60)%        2.35%     (0.10)%         2.25%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .......            0.00      $25.69            (1.08)%        2.34%     (0.09)%         2.25%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .......            0.00      $23.02            (1.13)%        2.59%     (0.34)%         2.25%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .......            0.00      $18.37            (1.18)%        2.63%     (0.41)%         2.22%

CLASS C
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .......            0.00      $26.63            (0.71)%        2.33%     (0.09)%         2.24%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .......            0.00      $29.32            (0.62)%        2.35%     (0.10)%         2.25%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .......            0.00      $26.61            (1.05)%        2.34%     (0.09)%         2.25%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .......            0.00      $23.87            (1.11)%        2.68%     (0.43)%         2.25%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .......            0.00      $19.04            (1.17)%        2.74%     (0.52)%         2.22%

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .......            0.00      $28.84             0.26%         1.40%     (0.15)%         1.25%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .......            0.00      $31.17             0.42%         1.34%     (0.09)%         1.25%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .......            0.00      $27.97            (0.04)%        1.27%     (0.03)%         1.24%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .......            0.00      $24.82            (0.12)%        1.45%     (0.20)%         1.25%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .......            0.00      $19.61            (0.19)%        1.41%     (0.19)%         1.22%

INSTITUTIONAL CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .......            0.00      $28.86             0.46%         1.12%     (0.08)%         1.04%
APRIL 11, 2005(9) TO SEPTEMBER 30, 2005 .....            0.00      $31.19             0.19%         1.12%     (0.07)%         1.05%

INTERNATIONAL VALUE FUND
-----------------------------------------------------------------------------------------------------------------------------------

CLASS A
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .......            0.00      $16.75             2.26%         6.14%     (4.73)%         1.41%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .......            0.00      $14.13             2.21%        33.96%    (32.46)%         1.50%
OCTOBER 31, 2003(9) TO SEPTEMBER 30, 2004 ...            0.00      $11.94             2.46%       282.28%   (280.78)%         1.50%

CLASS B
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .......            0.00      $16.55             1.52%         6.84%     (4.65)%         2.19%
APRIL 11, 2005(9) TO SEPTEMBER 30, 2005 .....            0.00      $14.09             1.66%        20.77%    (18.54)%         2.23%

CLASS C
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .......            0.00      $16.54             1.38%         6.29%     (4.15)%         2.14%
APRIL 11, 2005(9) TO SEPTEMBER 30, 2005 .....            0.00      $14.09             1.84%        20.85%    (18.62)%         2.23%

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .......            0.00      $16.65             1.94%         1.61%     (0.37)%         1.24%
APRIL 11, 2005(9) TO SEPTEMBER 30, 2005 .....            0.00      $14.15             3.07%        20.19%    (18.94)%         1.25%

INSTITUTIONAL CLASS
AUGUST 31, 2006(9) TO SEPTEMBER 30, 2006 ....            0.00      $16.67             1.08%         1.24%     (0.30)%         0.94%

LARGE CAP APPRECIATION FUND
-----------------------------------------------------------------------------------------------------------------------------------

CLASS A
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .......            0.00      $11.31             0.12%         1.42%     (0.17)%         1.25%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .......            0.00      $11.54             0.27%         1.42%     (0.17)%         1.25%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .......            0.00      $ 9.80            (0.11)%        1.42%     (0.17)%         1.25%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .......            0.00      $ 8.92            (0.19)%        2.45%     (1.24)%         1.21%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .......            0.00      $ 7.53            (0.15)%        6.48%     (5.28)%         1.20%

                                                                 PORTFOLIO        NET ASSETS AT
                                                     TOTAL        TURNOVER        END OF PERIOD
                                                    RETURN(2)         RATE(3)    (000'S OMITTED)
-----------------------------------------------------------------------------------------------
GROWTH EQUITY FUND
-----------------------------------------------------------------------------------------------

CLASS A
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .......            7.80%          39%(6)         $ 26,448
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .......           17.27%          50%(6)         $ 22,769
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .......           12.38%          44%(6)         $ 18,742
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .......           26.36%          58%(6)         $ 15,576
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .......          (15.46)%         40%(6)         $ 11,210

CLASS B
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .......            7.01%          39%(6)         $  7,941
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .......           16.40%          50%(6)         $  8,811
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .......           11.60%          44%(6)         $ 11,700
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .......           25.31%          58%(6)         $ 14,379
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .......          (16.09)%         40%(6)         $ 13,670

CLASS C
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .......            7.03%          39%(6)         $    989
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .......           16.47%          50%(6)         $    844
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .......           11.52%          44%(6)         $  1,097
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .......           25.37%          58%(6)         $  2,980
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .......          (16.10)%         40%(6)         $  1,721

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .......            8.09%          39%(6)         $383,616
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .......           17.60%          50%(6)         $396,865
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .......           12.69%          44%(6)         $493,899
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .......           26.62%          58%(6)         $450,480
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .......          (15.25)%         40%(6)         $363,946

INSTITUTIONAL CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .......            8.30%          39%(6)         $140,423
APRIL 11, 2005(9) TO SEPTEMBER 30, 2005 .....            9.44%          50%(6)         $131,489

INTERNATIONAL VALUE FUND
-----------------------------------------------------------------------------------------------

CLASS A
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .......           18.93%          31%(5)         $  1,900
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .......           24.00%          14%(5)         $    493
OCTOBER 31, 2003(9) TO SEPTEMBER 30, 2004 ...           19.40%          24%(5)         $     23

CLASS B
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .......           17.85%          31%(5)         $  1,110
APRIL 11, 2005(9) TO SEPTEMBER 30, 2005 .....            6.18%          14%(5)         $    184

CLASS C
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .......           17.78%          31%(5)         $    312
APRIL 11, 2005(9) TO SEPTEMBER 30, 2005 .....            6.18%          14%(5)         $     59

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .......           18.98%          31%(5)         $138,269
APRIL 11, 2005(9) TO SEPTEMBER 30, 2005 .....            6.63%          14%(5)         $    207

INSTITUTIONAL CLASS
AUGUST 31, 2006(9) TO SEPTEMBER 30, 2006 ....            0.91%          31%(5)         $     10

LARGE CAP APPRECIATION FUND
-----------------------------------------------------------------------------------------------

CLASS A
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .......            3.43%         155%(5)         $ 36,400
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .......           19.52%         133%(5)         $ 32,048
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .......            9.87%         149%(5)         $ 20,393
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .......           18.46%         153%(5)         $  1,033
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .......          (20.99)%        123%(5)         $    898

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS                  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                             NET REALIZED
                                                BEGINNING          NET                AND   DISTRIBUTIONS   DISTRIBUTIONS
                                                NET ASSET   INVESTMENT         UNREALIZED        FROM NET        FROM NET
                                                VALUE PER       INCOME     GAIN (LOSS) ON      INVESTMENT        REALIZED
                                                    SHARE       (LOSS)        INVESTMENTS          INCOME           GAINS
--------------------------------------------------------------------------------------------------------------------------
LARGE CAP APPRECIATION FUND (CONTINUED)

CLASS B
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........    $11.22        (0.07)(7)           0.38            0.00           (0.62)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .........    $ 9.57        (0.05)(7)           1.82            0.00           (0.12)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .........    $ 8.78        (0.21)(7)           1.00            0.00            0.00
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .........    $ 7.47        (0.06)              1.37            0.00            0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .........    $ 9.52        (0.07)             (1.98)           0.00            0.00

CLASS C
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........    $11.23        (0.07)(7)           0.37            0.00           (0.62)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .........    $ 9.58        (0.05)(7)           1.82            0.00           (0.12)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .........    $ 8.79        (0.15)(7)           0.94            0.00            0.00
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .........    $ 7.47        (0.03)              1.35            0.00            0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .........    $ 9.53        (0.05)             (2.01)           0.00            0.00

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........    $11.64         0.05(7)            0.37           (0.02)          (0.62)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .........    $ 9.87         0.06(7)            1.87           (0.04)          (0.12)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .........    $ 8.96         0.02(7)            0.89            0.00            0.00
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .........    $ 7.55         0.00               1.41            0.00            0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .........    $ 9.53         0.00              (1.98)           0.00            0.00

INSTITUTIONAL CLASS
AUGUST 31, 2006(9) TO SEPTEMBER 30, 2006 ......    $11.18         0.01(7)            0.24            0.00            0.00

LARGE COMPANY GROWTH FUND
--------------------------------------------------------------------------------------------------------------------------
CLASS A
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........    $49.67        (0.22)(7)           0.66           (0.07)           0.00
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .........    $44.97         0.06(7)            4.64            0.00            0.00
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .........    $43.96        (0.28)(7)           1.29            0.00            0.00
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .........    $34.52        (0.46)              9.90            0.00            0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .........    $44.57        (0.34)             (9.71)           0.00            0.00

CLASS B
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........    $44.64        (0.54)(7)           0.59            0.00            0.00
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .........    $40.72        (0.23)(7)           4.15            0.00            0.00
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .........    $40.11        (0.58)(7)           1.19            0.00            0.00
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .........    $31.72        (0.68)              9.07            0.00            0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .........    $41.18        (0.69)             (8.77)           0.00            0.00

CLASS C
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........    $44.72        (0.54)(7)           0.59            0.00            0.00
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .........    $40.80        (0.20)(7)           4.12            0.00            0.00
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .........    $40.18        (0.58)(7)           1.20            0.00            0.00
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .........    $31.76        (0.62)              9.04            0.00            0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .........    $41.22        (0.89)             (8.57)           0.00            0.00

CLASS Z
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........    $47.14        (0.29)(7)           0.63           (0.13)           0.00
APRIL 11, 2005(9) TO SEPTEMBER 30, 2005 .......    $42.80        (0.17)(7)           4.51            0.00            0.00

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........    $47.24        (0.09)(7)           0.63           (0.11)           0.00
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .........    $42.73         0.21(7)            4.37           (0.07)           0.00
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .........    $41.67        (0.16)(7)           1.22            0.00            0.00
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .........    $32.65        (0.16)              9.18            0.00            0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .........    $42.06        (0.21)             (9.20)           0.00            0.00

INSTITUTIONAL CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........    $47.27         0.00               0.64           (0.15)           0.00
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .........    $42.75         0.24(7)            4.44           (0.16)           0.00
JUNE 30, 2004(9) TO SEPTEMBER 30, 2004 ........    $44.93        (0.02)(7)          (2.16)           0.00            0.00

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                  WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

                                                DISTRIBUTIONS      ENDING        RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                 IN EXCESS OF   NET ASSET   ------------------------------------------------------
                                                     REALIZED   VALUE PER   NET INVESTMENT       GROSS     EXPENSES         NET
                                                        GAINS       SHARE    INCOME (LOSS)    EXPENSES(4)    WAIVED    EXPENSES(4)
----------------------------------------------------------------------------------------------------------------------------------
LARGE CAP APPRECIATION FUND (CONTINUED)

CLASS B
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........          0.00      $10.91            (0.63)%        2.17%     (0.17)%        2.00%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .........          0.00      $11.22            (0.51)%        2.17%     (0.17)%        2.00%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .........          0.00      $ 9.57            (0.88)%        2.16%     (0.16)%        2.00%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .........          0.00      $ 8.78            (0.95)%        3.11%     (1.16)%        1.95%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .........          0.00      $ 7.47            (0.90)%        8.45%     (6.50)%        1.95%

CLASS C
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........          0.00      $10.91            (0.63)%        2.17%     (0.17)%        2.00%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .........          0.00      $11.23            (0.44)%        2.17%     (0.17)%        2.00%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .........          0.00      $ 9.58            (0.88)%        2.16%     (0.16)%        2.00%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .........          0.00      $ 8.79            (0.94)%        3.96%     (2.01)%        1.95%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .........          0.00      $ 7.47            (0.93)%        8.37%     (6.42)%        1.95%

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........          0.00      $11.42             0.45%         1.24%     (0.24)%        1.00%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .........          0.00      $11.64             0.56%         1.16%     (0.16)%        1.00%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .........          0.00      $ 9.87             0.12%         1.08%     (0.08)%        1.00%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .........          0.00      $ 8.96            (0.06)%        1.61%     (0.66)%        0.95%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .........          0.00      $ 7.55             0.05%         5.81%     (4.86)%        0.95%

INSTITUTIONAL CLASS
AUGUST 31, 2006(9) TO SEPTEMBER 30, 2006 ......          0.00      $11.43             0.62%         0.91%     (0.29)%        0.62%

LARGE COMPANY GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------

CLASS A
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........          0.00      $50.04            (0.44)%        1.22%     (0.02)%        1.20%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .........          0.00      $49.67             0.12%         1.27%     (0.07)%        1.20%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .........          0.00      $44.97            (0.61)%        1.28%     (0.08)%        1.20%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .........          0.00      $43.96            (0.69)%        1.41%     (0.21)%        1.20%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .........          0.00      $34.52            (0.76)%        1.45%     (0.25)%        1.20%

CLASS B
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........          0.00      $44.69            (1.20)%        1.97%     (0.02)%        1.95%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .........          0.00      $44.64            (0.53)%        2.02%     (0.07)%        1.95%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .........          0.00      $40.72            (1.36)%        2.03%     (0.08)%        1.95%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .........          0.00      $40.11            (1.35)%        2.33%     (0.45)%        1.88%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .........          0.00      $31.72            (1.31)%        2.46%     (0.71)%        1.75%

CLASS C
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........          0.00      $44.77            (1.20)%        1.97%     (0.02)%        1.95%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .........          0.00      $44.72            (0.46)%        2.02%     (0.07)%        1.95%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .........          0.00      $40.80            (1.36)%        2.03%     (0.08)%        1.95%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .........          0.00      $40.18            (1.34)%        2.16%     (0.30)%        1.86%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .........          0.00      $31.76            (1.31)%        2.28%     (0.53)%        1.75%

CLASS Z
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........          0.00      $47.35            (0.61)%        1.39%     (0.02)%        1.37%
APRIL 11, 2005(9) TO SEPTEMBER 30, 2005 .......          0.00      $47.14            (0.77)%        1.43%     (0.06)%        1.37%

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........          0.00      $47.67            (0.20)%        1.04%     (0.09)%        0.95%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .........          0.00      $47.24             0.46%         1.01%     (0.06)%        0.95%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .........          0.00      $42.73            (0.35)%        0.95%     (0.01)%        0.94%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .........          0.00      $41.67            (0.44)%        1.05%     (0.09)%        0.96%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .........          0.00      $32.65            (0.56)%        1.03%     (0.03)%        1.00%

INSTITUTIONAL CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........          0.00      $47.76             0.01%         0.77%     (0.02)%        0.75%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .........          0.00      $47.27             0.53%         0.82%     (0.07)%        0.75%
JUNE 30, 2004(9) TO SEPTEMBER 30, 2004 ........          0.00      $42.75            (0.04)%        0.85%     (0.10)%        0.75%

                                                            PORTFOLIO       NET ASSETS AT
                                                 TOTAL       TURNOVER       END OF PERIOD
                                                RETURN(2)        RATE(3)   (000'S OMITTED)
------------------------------------------------------------------------------------------
LARGE CAP APPRECIATION FUND (CONTINUED)

CLASS B
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........      2.79%        155%(5)    $      3,802
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .........     18.60%        133%(5)    $      2,732
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .........      9.00%        149%(5)    $      1,509
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .........     17.54%        153%(5)    $      1,449
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .........    (21.53)%       123%(5)    $      1,041

CLASS C
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........      2.69%        155%(5)    $        879
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .........     18.58%        133%(5)    $        771
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .........      8.99%        149%(5)    $        669
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .........     17.67%        153%(5)    $        499
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .........    (21.62)%       123%(5)    $        200

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........      3.70%        155%(5)    $     50,711
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .........     19.70%        133%(5)    $     18,060
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .........     10.16%        149%(5)    $     14,830
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .........     18.68%        153%(5)    $     16,905
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .........    (20.78)%       123%(5)    $      4,155

INSTITUTIONAL CLASS
AUGUST 31, 2006(9) TO SEPTEMBER 30, 2006 ......      2.24%        155%       $         10

LARGE COMPANY GROWTH FUND
------------------------------------------------------------------------------------------

CLASS A
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........      0.87%          6%(5)    $    484,767
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .........     10.45%         18%(5)    $    524,323
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .........      2.28%         14%(5)    $    454,499
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .........     27.35%         13%(5)    $    364,406
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .........    (22.55)%        18%(5)    $    141,774

CLASS B
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........      0.11%          6%(5)    $    104,320
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .........      9.63%         18%(5)    $    187,895
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .........      1.52%         14%(5)    $    220,657
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .........     26.45%         13%(5)    $    246,894
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .........    (22.97)%        18%(5)    $    218,625

CLASS C
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........      0.11%          6%(5)    $     14,451
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .........      9.61%         18%(5)    $     21,211
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .........      1.54%         14%(5)    $     31,937
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .........     26.51%         13%(5)    $     40,436
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .........    (22.95)%        18%(5)    $     27,092

CLASS Z
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........      0.71%          6%(5)    $    104,803
APRIL 11, 2005(9) TO SEPTEMBER 30, 2005 .......     10.14%         18%(5)    $    124,645

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........      1.12%          6%(5)    $  1,481,399
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .........     10.73%         18%(5)    $  1,850,677
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .........      2.57%         14%(5)    $  1,975,616
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .........     27.60%         13%(5)    $  1,761,429
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .........    (22.37)%        18%(5)    $  1,038,491

INSTITUTIONAL CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........      1.34%          6%(5)    $    109,216
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .........     10.96%         18%(5)    $    104,469
JUNE 30, 2004(9) TO SEPTEMBER 30, 2004 ........     (4.85)%        14%(5)    $     52,884

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS                  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                NET REALIZED
                                                  BEGINNING          NET                 AND   DISTRIBUTIONS   DISTRIBUTIONS
                                                  NET ASSET   INVESTMENT          UNREALIZED        FROM NET        FROM NET
                                                  VALUE PER       INCOME      GAIN (LOSS) ON      INVESTMENT        REALIZED
                                                      SHARE       (LOSS)         INVESTMENTS          INCOME           GAINS
----------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------

CLASS A
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........      $30.87        (0.28)(7)            2.22            0.00           (2.31)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .........      $26.78        (0.29)(7)            4.55            0.00           (0.17)
JANUARY 30, 2004(9) TO SEPTEMBER 30, 2004 .....      $28.42        (0.21)(7)           (1.43)           0.00            0.00

CLASS B
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........      $30.51        (0.48)(7)            2.15            0.00           (2.31)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .........      $26.66        (0.50)(7)            4.52            0.00           (0.17)
JANUARY 30, 2004(9) TO SEPTEMBER 30, 2004 .....      $28.42        (0.34)(7)           (1.42)           0.00            0.00

CLASS C
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........      $30.69        (0.48)(7)            2.18            0.00           (2.31)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .........      $26.82        (0.50)(7)            4.54            0.00           (0.17)
JANUARY 30, 2004(9) TO SEPTEMBER 30, 2004 .....      $28.42        (0.34)(7)           (1.26)           0.00            0.00

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........      $31.01        (0.18)(7)            2.21            0.00           (2.31)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .........      $26.83        (0.21)(7)            4.56            0.00           (0.17)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .........      $23.87        (0.26)(7)            3.22            0.00            0.00
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .........      $17.35        (0.13)               6.65            0.00            0.00
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .........      $21.73        (0.16)              (4.22)           0.00            0.00

SMALL COMPANY VALUE FUND
----------------------------------------------------------------------------------------------------------------------------

CLASS A
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........      $15.95         0.01(7)             0.92           (0.01)          (1.32)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .........      $13.66         0.00                3.17            0.00           (0.88)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .........      $11.56        (0.01)               1.63            0.00            0.48
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .........      $ 8.43         0.00                3.13            0.00            0.00
JANUARY 31, 2002(9) TO SEPTEMBER 30, 2002 .....      $10.00         0.00               (1.57)           0.00            0.00

CLASS B
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........      $15.48        (0.11)(7)            0.89            0.00           (1.32)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .........      $13.38        (0.07)               3.05            0.00           (0.88)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .........      $11.41        (0.08)               1.57            0.00            0.48
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .........      $ 8.38        (0.06)               3.09            0.00            0.00
JANUARY 31, 2002(9) TO SEPTEMBER 30, 2002 .....      $10.00        (0.03)              (1.59)           0.00            0.00

CLASS C
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........      $15.48        (0.11)(7)            0.89            0.00           (1.32)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .........      $13.37        (0.04)               3.03            0.00           (0.88)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .........      $11.41        (0.08)               1.56            0.00            0.48
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .........      $ 8.38        (0.04)               3.07            0.00            0.00
AUGUST 30, 2002(9) TO SEPTEMBER 30, 2002 ......      $ 9.05         0.00               (0.67)           0.00            0.00

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........      $16.08         0.04(7)             0.92           (0.03)          (1.32)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .........      $13.74         0.02                3.20            0.00           (0.88)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .........      $11.60         0.01                1.65            0.00            0.48
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .........      $ 8.44         0.01                3.15            0.00            0.00
JANUARY 31, 2002(9) TO SEPTEMBER 30, 2002 .....      $10.00         0.01               (1.57)           0.00            0.00

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                  WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

                                                  DISTRIBUTIONS      ENDING        RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                   IN EXCESS OF   NET ASSET   ------------------------------------------------------
                                                       REALIZED   VALUE PER   NET INVESTMENT      GROSS      EXPENSES        NET
                                                          GAINS       SHARE    INCOME (LOSS)   EXPENSES(4)     WAIVED   EXPENSES(4)
------------------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------

CLASS A
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........            0.00      $30.50            (0.89)%        1.52%     (0.07)%        1.45%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .........            0.00      $30.87            (1.00)%        1.54%     (0.09)%        1.45%
JANUARY 30, 2004(9) TO SEPTEMBER 30, 2004 .....            0.00      $26.78            (0.80)%        1.55%     (0.10)%        1.45%

CLASS B
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........            0.00      $29.87            (1.58)%        2.27%     (0.07)%        2.20%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .........            0.00      $30.51            (1.75)%        2.29%     (0.09)%        2.20%
JANUARY 30, 2004(9) TO SEPTEMBER 30, 2004 .....            0.00      $26.66            (1.29)%        2.29%     (0.09)%        2.20%

CLASS C
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........            0.00      $30.08            (1.58)%        2.27%     (0.07)%        2.20%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .........            0.00      $30.69            (1.73)%        2.29%     (0.09)%        2.20%
JANUARY 30, 2004(9) TO SEPTEMBER 30, 2004 .....            0.00      $26.82            (1.29)%        2.27%     (0.07)%        2.20%

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........            0.00      $30.73            (0.58)%        1.33%     (0.13)%        1.20%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .........            0.00      $31.01            (0.74)%        1.31%     (0.11)%        1.20%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .........            0.00      $26.83            (0.97)%        1.25%     (0.05)%        1.20%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .........            0.00      $23.87            (0.65)%        1.34%     (0.13)%        1.21%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .........            0.00      $17.35            (0.68)%        1.25%     (0.03)%        1.22%

SMALL COMPANY VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------

CLASS A
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........            0.00      $15.55             0.04%         1.44%     (0.03)%        1.41%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .........            0.00      $15.95             0.10%         1.44%     (0.09)%        1.35%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .........            0.00      $13.66            (0.06)%        1.58%     (0.13)%        1.45%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .........            0.00      $11.56             0.06%         1.43%      0.00%         1.43%
JANUARY 31, 2002(9) TO SEPTEMBER 30, 2002 .....            0.00      $ 8.43             0.00%         2.32%     (0.94)%        1.38%

CLASS B
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........            0.00      $14.94            (0.71)%        2.18%     (0.03)%        2.15%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .........            0.00      $15.48            (0.70)%        2.21%     (0.09)%        2.12%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .........            0.00      $13.38            (0.85)%        2.36%     (0.16)%        2.20%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .........            0.00      $11.41            (0.67)%        2.18%      0.00%         2.18%
JANUARY 31, 2002(9) TO SEPTEMBER 30, 2002 .....            0.00      $ 8.38            (0.74)%        3.46%     (1.32)%        2.14%

CLASS C
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........            0.00      $14.94            (0.71)%        2.18%     (0.03)%        2.15%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .........            0.00      $15.48            (0.67)%        2.20%     (0.09)%        2.11%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .........            0.00      $13.37            (0.84)%        2.35%     (0.15)%        2.20%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .........            0.00      $11.41            (0.80)%        2.18%      0.00%         2.18%
AUGUST 30, 2002(9) TO SEPTEMBER 30, 2002 ......            0.00      $ 8.38             0.68%         7.48%     (5.28)%        2.20%

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........            0.00      $15.69             0.26%         1.27%     (0.08)%        1.19%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .........            0.00      $16.08             0.33%         1.22%     (0.10)%        1.12%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .........            0.00      $13.74             0.15%         1.38%     (0.18)%        1.20%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .........            0.00      $11.60             0.21%         1.21%      0.00%         1.21%
JANUARY 31, 2002(9) TO SEPTEMBER 30, 2002 .....            0.00      $ 8.44             0.34%         3.58%     (2.35)%        1.23%

                                                               PORTFOLIO     NET ASSETS AT
                                                     TOTAL      TURNOVER     END OF PERIOD
                                                    RETURN(2)       RATE(3) (000'S OMITTED)
-------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND
-------------------------------------------------------------------------------------------

CLASS A
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........        6.52%        125%(5)        $  3,208
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .........       15.95%        142%(5)        $  2,317
JANUARY 30, 2004(9) TO SEPTEMBER 30, 2004 .....       (5.77)%       145%(5)        $    832

CLASS B
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........        5.66%        125%(5)        $    899
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .........       15.12%        142%(5)        $    554
JANUARY 30, 2004(9) TO SEPTEMBER 30, 2004 .....       (6.19)%       145%(5)        $    144

CLASS C
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........        5.73%        125%(5)        $    213
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .........       15.10%        142%(5)        $     77
JANUARY 30, 2004(9) TO SEPTEMBER 30, 2004 .....       (5.59)%       145%(5)        $     28

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........        6.80%        125%(5)        $518,506
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .........       16.26%        142%(5)        $523,190
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .........       12.40%        145%(5)        $486,285
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .........       37.58%        163%(5)        $432,328
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .........      (20.16)%       169%(5)        $329,964

SMALL COMPANY VALUE FUND
-------------------------------------------------------------------------------------------

CLASS A
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........        6.06%        114%(5)        $ 81,432
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .........       23.97%         70%(5)        $ 72,680
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .........       22.75%         64%(5)        $ 31,068
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .........       37.20%         80%(5)        $  8,783
JANUARY 31, 2002(9) TO SEPTEMBER 30, 2002 .....      (15.70)%        98%(5)        $  4,276

CLASS B
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........        5.24%        114%(5)        $ 13,463
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .........       23.01%         70%(5)        $ 15,802
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .........       21.89%         64%(5)        $ 11,571
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .........       36.23%         80%(5)        $  7,520
JANUARY 31, 2002(9) TO SEPTEMBER 30, 2002 .....      (16.20)%        98%(5)        $  4,860

CLASS C
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........        5.24%        114%(5)        $  4,711
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .........       23.11%         70%(5)        $  4,847
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .........       21.80%         64%(5)        $  2,769
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .........       36.23%         80%(5)        $  1,497
AUGUST 30, 2002(9) TO SEPTEMBER 30, 2002 ......       (7.40)%        98%(5)        $     59

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .........        6.26%        114%(5)        $272,787
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .........       24.21%         70%(5)        $140,337
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .........       23.05%         64%(5)        $ 59,797
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .........       37.51%         80%(5)        $ 33,583
JANUARY 31, 2002(9) TO SEPTEMBER 30, 2002 .....      (15.60)%        98%(5)        $  5,465

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS         NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(1) During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note
      3).

(2) Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

(3) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(4) Includes net expenses allocated from Portfolio(s) in which the Fund invests.

(5) Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

(6) Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

(7)   Calculated based upon average shares outstanding.

(8)   The Fund changed its year end from October 31 to September 30.

(9)   Commencement of operations.

NOTES TO FINANCIAL STATEMENTS         WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

1. ORGANIZATION
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust commenced operations on November 8, 1999, and at September 30, 2006, was comprised of 108 separate series (each, a "Fund", collectively, the "Funds"). These financial statements present the C&B Large Cap Value Fund, Diversified Equity Fund, Diversified Small Cap Fund, Equity Income Fund, Equity Value Fund, Growth Equity Fund, International Value Fund, Large Cap Appreciation Fund, Large Company Growth Fund, Small Company Growth Fund, and Small Company Value Fund. These Funds are each a diversified series of the Trust.

      In August and September 2004, the Board of Trustees of the Trust and the Boards of Directors of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into the Funds.

      Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds") acquired substantially all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code. The following is a summary of shares outstanding and net assets immediately before and after the reorganization:

                                                                 Before Reorganization                         After Reorganization
                                         -------------------------------------------------------------------   --------------------
                                                            Target Funds                     Acquiring Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               WELLS FARGO         WELLS FARGO
                                              STRONG           STRONG                             LARGE             ADVANTAGE
                                              ADVISOR           BLUE          WELLS FARGO        COMPANY          LARGE COMPANY
Fund                                         FOCUS FUND      CHIP FUND        GROWTH FUND      GROWTH FUND*        GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------------
Shares:
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A                                         113,416                0        9,614,528         9,136,049           11,741,584
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B(1)                                      148,305                0          600,938         4,721,058            4,841,404
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C(1)                                       21,133                0                0           592,034              592,034
-----------------------------------------------------------------------------------------------------------------------------------
SELECT CLASS(4)                                       0                0                0         1,055,462                    0
-----------------------------------------------------------------------------------------------------------------------------------
CLASS Z                                               0                0                0                 0            2,963,752
-----------------------------------------------------------------------------------------------------------------------------------
ADMINISTRATOR CLASS                                   0                0                0                 0           43,483,684
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS(2)                                0                0        2,099,734        42,786,098            1,055,462
-----------------------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS(3)                                     0       11,122,341                0                 0                    0
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A                                    $    724,634    $           0    $ 115,605,061    $  411,571,874      $   528,949,205
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B(1)                                      915,446                0        4,890,229       191,839,332          196,729,561
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C(1)                                      132,190                0                0        24,102,082           24,102,082
-----------------------------------------------------------------------------------------------------------------------------------
SELECT CLASS(4)                                       0                0                0        45,157,984                    0
-----------------------------------------------------------------------------------------------------------------------------------
CLASS Z                                               0                0                0                 0          126,842,039
-----------------------------------------------------------------------------------------------------------------------------------
ADMINISTRATOR CLASS                                   0                0                0                 0        1,861,005,652
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS(2)                                0                0       29,855,154     1,831,150,498           45,157,984
-----------------------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS(3)                                     0      126,842,039                0                 0                    0
-----------------------------------------------------------------------------------------------------------------------------------
UNREALIZED APPRECIATION (DEPRECIATION)     $     (6,664)   $  (6,153,196)   $  21,387,228    $   76,720,601      $    91,947,969
-----------------------------------------------------------------------------------------------------------------------------------
ACCUMULATED NET REALIZED LOSSES            $ (3,571,103)   $(140,063,161)   $ (51,572,336)   $ (411,601,756)     $  (606,808,356)
-----------------------------------------------------------------------------------------------------------------------------------

*     Designates the accounting survivor.

(1) Effective at the close of business on April 8, 2005, Class B and Class C of the Strong Advisor Focus Fund merged into Class A of the Wells Fargo Advantage Large Company Growth Fund.

(2) Effective at the close of business on April 8, 2005, Institutional Class of the Wells Fargo Growth Fund merged into Administrator Class of the Wells Fargo Advantage Large Company Growth Fund (previously named Institutional Class of the Wells Fargo Large Company Growth Fund).

(3) Effective at the close of business on April 8, 2005, Investor Class of the Strong Blue Chip Fund merged into Class Z of the Wells Fargo Advantage Large Company Growth Fund.

(4) Effective at the close of business on April 8, 2005, Select Class of the Wells Fargo Large Company Growth Fund was renamed Institutional Class of the Wells Fargo Advantage Large Company Growth Fund.

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                         Before Reorganization                After Reorganization
                                             ----------------------------------------------   --------------------
                                                   Target Fund            Acquiring Fund
------------------------------------------------------------------------------------------------------------------
                                                                                                  WELLS FARGO
                                             STRONG ADVISOR UTILITIES       WELLS FARGO         ADVANTAGE EQUITY
Fund                                              & ENERGY FUND         EQUITY INCOME FUND*       INCOME FUND
------------------------------------------------------------------------------------------------------------------
Shares:
------------------------------------------------------------------------------------------------------------------
CLASS A                                                 183,668                5,439,667              5,494,907
------------------------------------------------------------------------------------------------------------------
CLASS B                                                  29,573                2,010,652              2,019,423
------------------------------------------------------------------------------------------------------------------
CLASS C                                                  16,639                  210,962                215,721
------------------------------------------------------------------------------------------------------------------
ADMINISTRATOR CLASS                                           0                        0             23,161,747
------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS(1)                                        0               23,161,747                      0
------------------------------------------------------------------------------------------------------------------
Net Assets:
------------------------------------------------------------------------------------------------------------------
CLASS A                                            $  1,933,655            $ 190,411,338         $  192,344,993
------------------------------------------------------------------------------------------------------------------
CLASS B                                                 306,937               70,367,923             70,674,860
------------------------------------------------------------------------------------------------------------------
CLASS C                                                 172,341                7,640,254              7,812,595
------------------------------------------------------------------------------------------------------------------
ADMINISTRATOR CLASS                                           0                        0            809,702,767
------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS(1)                                        0              809,702,767                      0
------------------------------------------------------------------------------------------------------------------
UNREALIZED APPRECIATION (DEPRECIATION)             $    164,280            $ (58,517,831)        $  (58,353,551)
------------------------------------------------------------------------------------------------------------------
ACCUMULATED NET REALIZED GAINS (LOSSES)            $    439,215            $ 185,240,718         $  185,679,933
------------------------------------------------------------------------------------------------------------------

*     Designates the accounting survivor.

(1) Effective at the close of business on April 8, 2005, Institutional Class of the Wells Fargo Equity Income Fund was renamed Administrator Class of the Wells Fargo Advantage Equity Income Fund.

      On February 3, 2004, the Board of Trustees of the Trust and on February 18, 2004, the Board of Trustees of The Advisors' Inner Circle Fund approved an Agreement and Plan of Reorganization of the Cooke & Bieler Portfolios (C&B Portfolios) into the Funds as defined above. Effective at the close of business on July 23, 2004, the Wells Fargo C&B Large Cap Value Fund acquired all of the net assets of the C&B Large Cap Value Portfolio.

      Effective April 11, 2005, the Wells Fargo Funds changed their name to the WELLS FARGO ADVANTAGE FUNDS. Also at this time, the Institutional Class changed its name to Administrator Class and the Select Class changed its name to Institutional Class.

      Effective April 11, 2005, the Wells Fargo Overseas Fund changed its name to the Wells Fargo Advantage International Value Fund, and the Wells Fargo Large Cap Value Fund changed its name to the Wells Fargo Advantage Equity Value Fund. Also, effective April 11, 2005, the Institutional Class of the Growth Equity Fund and Class B, Class C, and Administrator Class shares of the International Value Fund commenced operations.

      The separate classes of shares offered by each Fund differ principally in applicable sales charges and distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

      The C&B Large Cap Value Fund, Diversified Equity Fund, Diversified Small Cap Fund, Equity Income Fund, Equity Value Fund, Growth Equity Fund, International Value Fund, Large Cap Appreciation Fund, Large Company Growth Fund, Small Company Growth Fund, and Small Company Value Fund each seek to achieve its investment objective by investing all investable assets in one or more separate diversified portfolios (each, a "Master Portfolio", collectively, the "Master Portfolios") of Wells Fargo Master Trust, a registered open-end management investment company. Each Master Portfolio directly acquires portfolio securities, and a Fund investing in a Master Portfolio acquires an indirect interest in those securities. Each Fund accounts for its investment in the Master Portfolios as partnership investments and records daily its share of the Master Portfolio's income, expenses, and realized and unrealized gains and losses. The financial statements of the Master Portfolios are in this report and should be read in conjunction with each Fund's financial statements. The C&B Large Cap Value Fund, Diversified Equity Fund, Diversified Small Cap Fund, Equity Income Fund, Equity Value Fund, Growth Equity Fund, International Value Fund, Large Cap Appreciation Fund, Large Company Growth Fund, Small Company Growth Fund, and Small Company Value Fund own the following percentages of the Master Portfolio(s) in which each Fund invests:

NOTES TO FINANCIAL STATEMENTS         WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

                                                                  Diversified   Equity
                                      C&B Large     Diversified      Small      Income     Equity       Growth
                                   Cap Value Fund   Equity Fund     Cap Fund     Fund    Value Fund   Equity Fund
-----------------------------------------------------------------------------------------------------------------
C&B LARGE CAP VALUE PORTFOLIO            68%            13%           N/A        N/A        N/A           N/A
-----------------------------------------------------------------------------------------------------------------
DISCIPLINED GROWTH PORTFOLIO            N/A             36%           N/A        N/A        N/A            15%
-----------------------------------------------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO                 N/A             11%           N/A         74%       N/A           N/A
-----------------------------------------------------------------------------------------------------------------
EQUITY VALUE PORTFOLIO                  N/A             23%           N/A        N/A         16%          N/A
-----------------------------------------------------------------------------------------------------------------
INDEX PORTFOLIO                         N/A             13%           N/A        N/A        N/A           N/A
-----------------------------------------------------------------------------------------------------------------
INTERNATIONAL CORE PORTFOLIO            N/A             31%           N/A        N/A        N/A            26%
-----------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH PORTFOLIO          N/A             17%           N/A        N/A        N/A            14%
-----------------------------------------------------------------------------------------------------------------
INTERNATIONAL INDEX PORTFOLIO           N/A             31%           N/A        N/A        N/A            26%
-----------------------------------------------------------------------------------------------------------------
INTERNATIONAL VALUE PORTFOLIO           N/A             17%           N/A        N/A        N/A            14%
-----------------------------------------------------------------------------------------------------------------
LARGE CAP APPRECIATION PORTFOLIO        N/A             19%           N/A        N/A        N/A           N/A
-----------------------------------------------------------------------------------------------------------------
LARGE COMPANY GROWTH PORTFOLIO          N/A              8%           N/A        N/A        N/A             6%
-----------------------------------------------------------------------------------------------------------------
SMALL CAP INDEX PORTFOLIO               N/A             11%            57%       N/A        N/A            17%
-----------------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH PORTFOLIO          N/A              5%            25%       N/A        N/A             7%
-----------------------------------------------------------------------------------------------------------------
SMALL COMPANY VALUE PORTFOLIO           N/A              1%             5%       N/A        N/A             1%
-----------------------------------------------------------------------------------------------------------------
STRATEGIC SMALL CAP PORTFOLIO           N/A             11%            57%       N/A        N/A            17%
-----------------------------------------------------------------------------------------------------------------

                                                        Large Cap         Large           Small          Small
                                    International     Appreciation       Company         Company        Company
                                     Value Fund           Fund         Growth Fund     Growth Fund     Value Fund
-----------------------------------------------------------------------------------------------------------------
INDEX PORTFOLIO                          N/A              N/A              N/A             N/A            N/A
-----------------------------------------------------------------------------------------------------------------
INTERNATIONAL VALUE PORTFOLIO             46%             N/A              N/A             N/A            N/A
-----------------------------------------------------------------------------------------------------------------
LARGE CAP APPRECIATION PORTFOLIO         N/A               54%             N/A             N/A            N/A
-----------------------------------------------------------------------------------------------------------------
LARGE COMPANY GROWTH PORTFOLIO           N/A              N/A               75%            N/A            N/A
-----------------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH PORTFOLIO           N/A              N/A              N/A              57%           N/A
-----------------------------------------------------------------------------------------------------------------
SMALL COMPANY VALUE PORTFOLIO            N/A              N/A              N/A             N/A             82%

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

      The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

      The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITY VALUATION

      Investments in the Master Portfolios are valued daily based upon each fund's proportionate share of each Master Portfolio's net assets, which are also valued daily. Securities held in the Master Portfolios are valued as discussed in the Notes to Financial Statements of the Master Portfolios, which are included elsewhere in this report.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

      Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily.

      Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS

      Net investment income, if any, is declared and distributed to shareholders annually, with the exception of the Equity Income Fund, for which net investment income, if any, is declared and distributed quarterly. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

      For federal income tax purposes, a Fund may designate as capital gains distributions the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

      Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

      At September 30, 2006, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statements of Assets and Liabilities:

                              Undistributed Net    Undistributed Net
Fund                          Investment Income   Realized Gain (Loss)   Paid-in Capital
----------------------------------------------------------------------------------------
C&B LARGE CAP VALUE FUND        $      4,064         $      (4,012)       $        (52)
----------------------------------------------------------------------------------------
DIVERSIFIED EQUITY FUND             (144,393)              143,433                 960
----------------------------------------------------------------------------------------
DIVERSIFIED SMALL CAP FUND           749,926              (749,926)                  0
----------------------------------------------------------------------------------------
EQUITY INCOME FUND                   169,800              (169,800)                  0
----------------------------------------------------------------------------------------
EQUITY VALUE FUND                         95                   (95)                  0
----------------------------------------------------------------------------------------
GROWTH EQUITY FUND                  (199,692)              199,692                   0
----------------------------------------------------------------------------------------
INTERNATIONAL VALUE FUND                  39                   (39)                  0
----------------------------------------------------------------------------------------
LARGE CAP APPRECIATION FUND           (1,144)                1,144                   0
----------------------------------------------------------------------------------------
LARGE COMPANY GROWTH FUND         10,326,045              (246,843)        (10,079,202)
----------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND          3,762,746            (3,762,746)                  0
----------------------------------------------------------------------------------------
SMALL COMPANY VALUE FUND             448,976              (448,976)                  0
----------------------------------------------------------------------------------------

FEDERAL INCOME TAXES

      Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code (the "Code"), and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at September 30, 2006.

      At September 30, 2006, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were:

                                                                   Capital Loss
Fund                                          Year Expires        Carryforwards
--------------------------------------------------------------------------------
LARGE COMPANY GROWTH FUND                         2007            $   5,327,366
                                                  2008                  148,870
                                                  2009               19,616,797
                                                  2010               53,841,832
                                                  2011              260,092,200
                                                  2012               46,100,191
                                                  2013                6,235,040
--------------------------------------------------------------------------------

      The capital loss carryforwards may include capital losses acquired from a merger as discussed in Note 1. The yearly utilization of any acquired capital loss is limited by the Code.

3. EXPENSES
--------------------------------------------------------------------------------

ADVISORY FEES

      The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management.

      For each Fund that invests all of its assets in single Master Portfolios, Funds Management does not currently receive investment advisory fees. For each Fund that is invested in multiple Master Portfolios, Funds Management is entitled to receive an investment advisory fee of 0.25% of each Fund's average daily net assets for providing such advisory services, including the determination of the asset allocations of each Fund's investments in the various Master Portfolios. Funds Management acts as adviser to the Master Portfolios, and is entitled to receive fees from the Master Portfolios for those services.

NOTES TO FINANCIAL STATEMENTS         WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

      Each Fund that invests its assets in one or more of the Master Portfolios may withdraw its investments from its corresponding Master Portfolio(s) at any time if the Board of Trustees determines that it is in the best interest of the Fund to do so. Upon such redemption and subsequent direct investment in a portfolio of securities, Funds Management (and the corresponding subadviser, if any) may receive an investment advisory fee for the direct management of those assets.

ADMINISTRATION AND TRANSFER AGENT FEES

      The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive the following annual fees:

                                                                 Administration
                                                                      Fees
                                            Average Daily        (% of Average
                                              Net Assets       Daily Net Assets)
--------------------------------------------------------------------------------
FUND LEVEL                                 First $5 billion           0.05
                                            Next $5 billion           0.04
                                           Over $10 billion           0.03
--------------------------------------------------------------------------------
CLASS A                                    All asset levels           0.28
--------------------------------------------------------------------------------
CLASS B                                    All asset levels           0.28
--------------------------------------------------------------------------------
CLASS C                                    All asset levels           0.28
--------------------------------------------------------------------------------
CLASS D                                    All asset levels           0.28
--------------------------------------------------------------------------------
CLASS Z                                    All asset levels           0.45
--------------------------------------------------------------------------------
ADMINISTRATOR CLASS                        All asset levels           0.10
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS                        All asset levels           0.08

      The Trust has entered into an agreement with Boston Financial Data Services ("BFDS") as the transfer agent for the Trust. Transfer agent fees are paid by Funds Management and not by the Funds.

CUSTODY FEES

      The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services. WFB does not receive a custodial fee for any Fund that invests its assets solely in one or more Master Portfolios or other investment companies.

SHAREHOLDER SERVICING FEES

      The Trust has entered into contracts with one or more shareholder servicing agents, whereby each Fund is charged the following annual fees:

                                                                                                                      % of Average
Share Class                                                                                                         Daily Net Assets
------------------------------------------------------------------------------------------------------------------------------------
CLASS A, CLASS B, CLASS C, CLASS D, CLASS Z, ADMINISTRATOR CLASS                                                          0.25
------------------------------------------------------------------------------------------------------------------------------------

For the year ended September 30, 2006, shareholder servicing fees paid were as follows:

                                                                                                     Administrator   Institutional
Fund                                 Class A       Class B      Class C     Class D      Class Z         Class           Class
----------------------------------------------------------------------------------------------------------------------------------
C&B LARGE CAP VALUE FUND           $   133,850    $  61,844    $ 35,580    $ 397,563          N/A    $    549,015        $   0
----------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED EQUITY FUND                295,485      143,850      16,988          N/A          N/A       2,918,542          N/A
----------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED SMALL CAP FUND                 N/A          N/A         N/A          N/A          N/A       1,571,628          N/A
----------------------------------------------------------------------------------------------------------------------------------
EQUITY INCOME FUND                     434,165      121,560      13,850          N/A          N/A       1,474,866          N/A
----------------------------------------------------------------------------------------------------------------------------------
EQUITY VALUE FUND                       10,295        6,059         950          N/A          N/A         163,853            0
----------------------------------------------------------------------------------------------------------------------------------
GROWTH EQUITY FUND                      60,757       20,307       2,522          N/A          N/A       1,002,192            0
----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL VALUE FUND                 2,648        1,416         280          N/A          N/A          36,136            0
----------------------------------------------------------------------------------------------------------------------------------
LARGE CAP APPRECIATION FUND             87,244        8,748       2,148          N/A          N/A          57,530            0
----------------------------------------------------------------------------------------------------------------------------------
LARGE COMPANY GROWTH FUND            1,288,002      365,325      43,481          N/A    $ 289,175       4,103,159            0
----------------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND                9,447        1,904         410          N/A          N/A       1,368,925          N/A
----------------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY VALUE FUND               210,171       38,315      12,727          N/A          N/A         590,787          N/A
----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTION FEES

      The Trust has adopted a Distribution Plan (the "Plan") for Class B and Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC at an annual rate of 0.75% of average daily net assets.

      For the year ended September 30, 2006, distribution fees incurred are disclosed on the Statements of Operations.

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

OTHER FEES

      PFPC, Inc. ("PFPC") serves as fund accountant for the Trust and is entitled to receive an annual asset-based fee and an annual fixed fee from each Fund. PFPC is also entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

WAIVED FEES AND REIMBURSED EXPENSES

      All amounts shown as waived fees or reimbursed expenses on the Statements of Operations, for the year ended September 30, 2006, were waived by Funds Management proportionately from all classes, first from advisory or administration fees, and then from any class specific expenses, if applicable. Funds Management has committed to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund(s). Net operating expense ratios during the period were as follows:

                                                                Net Operating Expense Ratios
                                                               -----------------------------
Fund                                     Class A    Class B    Class C    Class D    Class Z    Administrator    Institutional
------------------------------------------------------------------------------------------------------------------------------
C&B LARGE CAP VALUE FUND**                1.20%      1.95%      1.95%      1.20%       N/A          0.95%            0.70%
------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED EQUITY FUND*                  1.25%      2.00%      2.00%       N/A        N/A          1.00%             N/A
------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED SMALL CAP FUND*                N/A        N/A        N/A        N/A        N/A          1.20%             N/A
------------------------------------------------------------------------------------------------------------------------------
EQUITY INCOME FUND**                      1.10%      1.85%      1.85%       N/A        N/A          0.85%             N/A
------------------------------------------------------------------------------------------------------------------------------
EQUITY VALUE FUND*                        1.25%      2.00%      2.00%       N/A        N/A          1.00%            0.75%
------------------------------------------------------------------------------------------------------------------------------
GROWTH EQUITY FUND**                      1.50%      2.25%      2.25%       N/A        N/A          1.25%            1.05%
------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL VALUE FUND**                1.50%      2.25%      2.25%       N/A        N/A          1.25%            1.05%
------------------------------------------------------------------------------------------------------------------------------
LARGE CAP APPRECIATION FUND*              1.25%      2.00%      2.00%       N/A        N/A          1.00%            0.70%
------------------------------------------------------------------------------------------------------------------------------
LARGE COMPANY GROWTH FUND**               1.20%      1.95%      1.95%       N/A       1.37%         0.95%            0.75%
------------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND*                1.45%      2.20%      2.20%       N/A        N/A          1.20%             N/A
------------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY VALUE FUND*                 1.45%      2.20%      2.20%       N/A        N/A          1.20%             N/A
------------------------------------------------------------------------------------------------------------------------------

 *    The Fund's adviser has committed to waive fees through January 31, 2007.

**    The Fund's adviser has committed to waive fees through January 31, 2008.

4. INVESTMENT PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

      Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) and U.S. Government obligations for the year ended September 30, 2006, were as follows:

Fund*                                       Purchases at Cost     Sales Proceeds
--------------------------------------------------------------------------------
C&B LARGE CAP VALUE FUND                      $ 153,057,528       $  166,060,422
--------------------------------------------------------------------------------
DIVERSIFIED EQUITY FUND                         516,276,769          526,477,087
--------------------------------------------------------------------------------
DIVERSIFIED SMALL CAP FUND                      616,232,961          433,695,291
--------------------------------------------------------------------------------
EQUITY INCOME FUND                               54,983,582          317,250,033
--------------------------------------------------------------------------------
EQUITY VALUE FUND                                78,639,925           78,452,189
--------------------------------------------------------------------------------
GROWTH EQUITY FUND                              279,940,973          254,041,343
--------------------------------------------------------------------------------
INTERNATIONAL VALUE FUND                         71,648,092           25,119,297
--------------------------------------------------------------------------------
LARGE CAP APPRECIATION FUND                     130,683,939          114,943,536
--------------------------------------------------------------------------------
LARGE COMPANY GROWTH FUND                       152,755,147          551,293,392
--------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND                       651,787,047          680,417,146
--------------------------------------------------------------------------------
SMALL COMPANY VALUE FUND                        515,312,482          681,829,060
--------------------------------------------------------------------------------

* These Funds seek to achieve their investment objectives by investing some or all of its investable assets in one or more Master Portfolios. Purchases and sales related to these investments have been calculated by aggregating the results of multiplying such Fund's ownership percentage of the respective Master Portfolio by the corresponding Master Portfolio's purchases and sales.

NOTES TO FINANCIAL STATEMENTS         WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

5. BANK BORROWINGS
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust and Wells Fargo Variable Trust (excluding the money market funds) share in a revolving Credit Agreement with The Bank of New York, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. The agreement permits borrowings of up to $150 million, collectively. Interest is charged to each Fund based on its borrowing at a rate equal to the Federal Funds Rate plus 0.40%. In addition, the Funds pay a quarterly commitment fee equal to 0.1% per annum of the credit line. For the year ended September 30, 2006, there were no borrowings by the Equity Gateway Funds under the agreement.

6. LEGAL AND REGULATORY MATTERS
--------------------------------------------------------------------------------

      In 2004, the predecessor Strong Funds' prior investment adviser and affiliates (collectively, "Strong") entered into agreements with certain regulators, including the Securities and Exchange Commission and the New York Attorney General ("NYAG"), to settle market-timing investigations. In the settlements, Strong agreed to pay investor restoration and civil penalties. Although some portion of these payments is likely to be distributed to predecessor Strong Fund shareholders, no determination has yet been made as to the distribution of these amounts, and the successor funds are not expected to receive any portion of these payments. The NYAG settlement imposed fee reductions across the predecessor fund complex (excluding money market funds and very short-term income funds) totaling at least $35 million by May 2009. Funds Management has agreed to honor these fee reductions for the benefit of shareholders across the successor funds. Although civil litigation against Strong and certain predecessor Strong Funds relating to these matters is continuing, neither the current adviser nor the successor funds is a party to any such suit.

7. DISTRIBUTION TO SHAREHOLDERS
--------------------------------------------------------------------------------

      The tax character of distributions paid during the years ended September 30, 2006 and September 30, 2005, were as follows:

                                  Ordinary Income   Long-Term Capital Gain         Total
Fund                                    2006                 2006                  2006
--------------------------------------------------------------------------------------------
C&B LARGE CAP VALUE FUND            $ 11,287,496         $   2,615,952        $   13,903,448
--------------------------------------------------------------------------------------------
DIVERSIFIED EQUITY FUND               30,379,749           135,529,911           165,909,660
--------------------------------------------------------------------------------------------
DIVERSIFIED SMALL CAP FUND            12,233,436            38,797,132            51,030,568
--------------------------------------------------------------------------------------------
EQUITY INCOME FUND                    13,330,168           182,069,266           195,399,434
--------------------------------------------------------------------------------------------
EQUITY VALUE FUND                        295,525                73,635               369,160
--------------------------------------------------------------------------------------------
GROWTH EQUITY FUND                    17,222,868            66,614,708            83,837,576
--------------------------------------------------------------------------------------------
INTERNATIONAL VALUE FUND                   2,005                 3,741                 5,746
--------------------------------------------------------------------------------------------
LARGE CAP APPRECIATION FUND               40,002             2,966,963             3,006,965
--------------------------------------------------------------------------------------------
LARGE COMPANY GROWTH FUND              5,099,972                     0             5,099,972
--------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND                694,111            38,704,448            39,398,559
--------------------------------------------------------------------------------------------
SMALL COMPANY VALUE FUND               9,231,228            14,140,657            23,371,885
--------------------------------------------------------------------------------------------

                                  Ordinary Income   Long-Term Capital Gain         Total
Fund                                    2005                 2005                  2005
--------------------------------------------------------------------------------------------
C&B LARGE CAP VALUE FUND            $    641,457         $   1,297,823        $    1,939,280
--------------------------------------------------------------------------------------------
DIVERSIFIED EQUITY FUND               16,138,623           104,166,474           120,305,097
--------------------------------------------------------------------------------------------
DIVERSIFIED SMALL CAP FUND             2,203,497            32,458,192            34,661,689
--------------------------------------------------------------------------------------------
EQUITY INCOME FUND                    20,860,568            63,436,524            84,297,092
--------------------------------------------------------------------------------------------
EQUITY VALUE FUND                         15,028                     0                15,028
--------------------------------------------------------------------------------------------
GROWTH EQUITY FUND                       599,922            28,627,718            29,227,640
--------------------------------------------------------------------------------------------
INTERNATIONAL VALUE FUND                     587                   667                 1,254
--------------------------------------------------------------------------------------------
LARGE CAP APPRECIATION FUND              142,982               460,618               603,600
--------------------------------------------------------------------------------------------
LARGE COMPANY GROWTH FUND              3,490,082                     0             3,490,082
--------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND                      0             3,123,256             3,123,256
--------------------------------------------------------------------------------------------
SMALL COMPANY VALUE FUND               2,007,718             5,841,282             7,849,000
--------------------------------------------------------------------------------------------

      As of September 30, 2006, the components of distributable earnings on a tax basis are shown in the table below. The difference between book basis and tax basis appreciation is attributable to deferred loss on wash sale, REIT and PFIC (Passive Foreign Investment Company) adjustments.

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                      Undistributed    Undistributed      Unrealized
                                        Ordinary         Long-Term       Appreciation     Capital Loss
Fund                                     Income            Gain         (Depreciation)    Carryforward         Total
-------------------------------------------------------------------------------------------------------------------------
C&B LARGE CAP VALUE FUND              $  10,023,035    $  10,009,024   $    20,497,961   $            0   $   40,530,020
-------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED EQUITY FUND**                22,692,537       59,018,848       310,725,661                0      392,437,046
-------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED SMALL CAP FUND**             25,192,681       34,503,287        74,779,824                0      134,475,792
-------------------------------------------------------------------------------------------------------------------------
EQUITY INCOME FUND**                      3,390,854       61,323,347      (123,477,795)                0     (58,763,594)
-------------------------------------------------------------------------------------------------------------------------
EQUITY VALUE FUND**                         281,457          498,034         4,778,074                0        5,557,565
-------------------------------------------------------------------------------------------------------------------------
GROWTH EQUITY FUND**                     14,179,628       30,493,488       158,429,647                0      203,102,763
-------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL VALUE FUND**                   21,537           56,003           200,809                0          278,349
-------------------------------------------------------------------------------------------------------------------------
LARGE CAP APPRECIATION FUND**             1,418,906        4,848,399         3,376,667                0        9,643,972
-------------------------------------------------------------------------------------------------------------------------
LARGE COMPANY GROWTH FUND**                       0                0       235,383,218     (391,362,295)    (155,979,077)
-------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH FUND**              45,734,940       25,544,793        (2,350,814)               0       68,928,919
-------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY VALUE FUND**                7,855,835       18,563,039        13,877,951                0       40,296,825
-------------------------------------------------------------------------------------------------------------------------

**    The amounts shown are based on the Fund's tax year of May 31, 2006.

8. NEW ACCOUNTING PRONOUNCEMENTS
--------------------------------------------------------------------------------

      In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006 (January 1, 2007 for calendar-year companies), with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. As of September 30, 2006, Management does not believe the impact of the adoption of FIN 48 will be material to the financial statements.

      In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2006, Management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM                WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BOARD OF TRUSTEES AND SHAREHOLDERS OF
WELLS FARGO FUNDS TRUST:

      We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the C&B Large Cap Value Fund, Diversified Equity Fund, Diversified Small Cap Fund, Equity Income Fund, Equity Value Fund, Growth Equity Fund, International Value Fund, Large Cap Appreciation Fund, Large Company Growth Fund, Small Company Growth Fund, and Small Company Value Fund, (collectively the "Funds"), eleven of the funds constituting the Wells Fargo Funds Trust, as of September 30, 2006, and the related statements of operations for the year then ended, and statements of changes in net assets for the periods presented and the financial highlights of the C&B Large Cap Value Fund for the years or periods ended September 30, 2006 and 2005 and October 31, 2004 through 2002 and the Diversified Equity Fund, Diversified Small Cap Fund, Equity Income Fund, Equity Value Fund, Growth Equity Fund, International Value Fund, Large Cap Appreciation Fund, Large Company Growth Fund, Small Company Growth Fund, and Small Company Value Fund for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the C&B Large Cap Value Fund for the year ended October 31, 2001, were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial statements in their report dated December 14, 2001.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of the Wells Fargo Funds Trust as of September 30, 2006, the results of their operations for the year or periods then ended, and the changes in their net assets and their financial highlights for the periods indicated in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

                                                          /s/ KPMG LLP

Philadelphia, Pennsylvania
November 21, 2006

THIS PAGE IS INTENTIONALLY LEFT BLANK --

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   C&B LARGE CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 96.42%

APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 3.38%
        435,900    JONES APPAREL GROUP INCORPORATED                                                                 $    14,140,596
        196,000    VF CORPORATION                                                                                        14,298,200

                                                                                                                         28,438,796
                                                                                                                    ---------------

BUSINESS SERVICES - 5.15%
        774,300    MICROSOFT CORPORATION                                                                                 21,161,619
        237,000    OMNICOM GROUP INCORPORATED                                                                            22,183,200

                                                                                                                         43,344,819
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 5.22%
        565,700    AVON PRODUCTS INCORPORATED                                                                            17,344,362
        318,000    COLGATE-PALMOLIVE COMPANY                                                                             19,747,800
         49,050    HENKEL KGAA                                                                                            6,840,356

                                                                                                                         43,932,518
                                                                                                                    ---------------

COMMUNICATIONS - 2.93%
      1,078,575    VODAFONE GROUP PLC ADR<<                                                                              24,656,225
                                                                                                                    ---------------

DEPOSITORY INSTITUTIONS - 7.66%
        492,860    BANK OF AMERICA CORPORATION                                                                           26,402,510
        342,000    JPMORGAN CHASE & COMPANY                                                                              16,060,320
        353,000    STATE STREET CORPORATION                                                                              22,027,200

                                                                                                                         64,490,030
                                                                                                                    ---------------

EATING & DRINKING PLACES - 4.94%
        456,000    ARAMARK CORPORATION CLASS B                                                                           14,984,160
        679,000    MCDONALD'S CORPORATION                                                                                26,562,480

                                                                                                                         41,546,640
                                                                                                                    ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 8.42%
        863,120    AMERICAN POWER CONVERSION CORPORATION<<                                                               18,954,115
        668,300    FLEXTRONICS INTERNATIONAL LIMITED+                                                                     8,447,312
        479,000    GENERAL ELECTRIC COMPANY                                                                              16,908,700
        469,132    MOLEX INCORPORATED CLASS A                                                                            15,439,134
        566,000    NOKIA OYJ ADR                                                                                         11,144,540

                                                                                                                         70,893,801
                                                                                                                    ---------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 2.03%
        278,900    QUEST DIAGNOSTICS INCORPORATED                                                                        17,057,524
                                                                                                                    ---------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 1.49%
        280,200    ILLINOIS TOOL WORKS INCORPORATED                                                                      12,580,980
                                                                                                                    ---------------

FOOD & KINDRED PRODUCTS - 3.24%
        271,900    ANHEUSER-BUSCH COMPANIES INCORPORATED                                                                 12,917,969
        201,500    DIAGEO PLC ADR                                                                                        14,314,560

                                                                                                                         27,232,529
                                                                                                                    ---------------

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   C&B LARGE CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
GENERAL MERCHANDISE STORES - 1.93%
        820,200    BIG LOTS INCORPORATED<<+                                                                         $    16,248,162
                                                                                                                    ---------------

HEALTH SERVICES - 1.60%
        270,000    HCA INCORPORATED                                                                                      13,470,300
                                                                                                                    ---------------

HOLDING & OTHER INVESTMENT OFFICES - 2.38%
          6,300    BERKSHIRE HATHAWAY INCORPORATED CLASS B<<+                                                            19,996,200
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 7.85%
        536,700    DELL INCORPORATED+                                                                                    12,258,228
        488,000    DOVER CORPORATION                                                                                     23,150,720
        201,000    EATON CORPORATION                                                                                     13,838,850
        379,700    PITNEY BOWES INCORPORATED                                                                             16,847,289

                                                                                                                         66,095,087
                                                                                                                    ---------------

INSURANCE AGENTS, BROKERS & SERVICE - 2.10%
        466,300    WILLIS GROUP HOLDINGS LIMITED                                                                         17,719,400
                                                                                                                    ---------------

INSURANCE CARRIERS - 6.46%
        350,000    ALLSTATE CORPORATION                                                                                  21,955,500
        197,190    AMERICAN INTERNATIONAL GROUP INCORPORATED                                                             13,065,809
        314,800    MBIA INCORPORATED<<                                                                                   19,341,312

                                                                                                                         54,362,621
                                                                                                                    ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 5.13%
        434,000    BAXTER INTERNATIONAL INCORPORATED                                                                     19,729,640
        127,000    BECTON DICKINSON & COMPANY                                                                             8,975,090
        978,200    BOSTON SCIENTIFIC CORPORATION+                                                                        14,467,578

                                                                                                                         43,172,308
                                                                                                                    ---------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 5.38%
        554,400    HASBRO INCORPORATED                                                                                   12,612,600
        174,500    JOHNSON & JOHNSON                                                                                     11,332,030
        762,700    TYCO INTERNATIONAL LIMITED                                                                            21,347,973

                                                                                                                         45,292,603
                                                                                                                    ---------------

MISCELLANEOUS RETAIL - 1.38%
        418,685    ZALE CORPORATION+                                                                                     11,614,322
                                                                                                                    ---------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 6.46%
        491,800    AMERICAN EXPRESS COMPANY                                                                              27,580,144
        417,000    COUNTRYWIDE FINANCIAL CORPORATION<<                                                                   14,611,680
        184,000    FREDDIE MAC                                                                                           12,204,720

                                                                                                                         54,396,544
                                                                                                                    ---------------

PAPER & ALLIED PRODUCTS - 2.53%
        325,299    KIMBERLY-CLARK CORPORATION                                                                            21,261,543
                                                                                                                    ---------------

PETROLEUM REFINING & RELATED INDUSTRIES - 2.87%
        360,000    EXXON MOBIL CORPORATION                                                                               24,156,000
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   C&B LARGE CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
PRIMARY METAL INDUSTRIES - 1.08%
        189,000    HUBBELL INCORPORATED CLASS B<<                                                                   $     9,053,100
                                                                                                                    ---------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 1.64%
        243,300    GANNETT COMPANY INCORPORATED                                                                          13,826,739
                                                                                                                    ---------------

TRANSPORTATION EQUIPMENT - 1.04%
        121,700    GENERAL DYNAMICS CORPORATION                                                                           8,722,239
                                                                                                                    ---------------

WATER TRANSPORTATION - 2.13%
        380,500    CARNIVAL CORPORATION<<                                                                                17,894,915
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $744,491,669)                                                                                 811,455,945
                                                                                                                    ---------------

WARRANTS - 0.00%
            560    RAYTHEON COMPANY+                                                                                          7,991

TOTAL WARRANTS (COST $0)                                                                                                      7,991
                                                                                                                    ---------------

COLLATERAL FOR SECURITIES LENDING - 3.38%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.06%
        530,527    SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                          530,527
                                                                                                                    ---------------

                                                                                        INTEREST
PRINCIPAL                                                                                 RATE      MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 3.32%
$        77,961    ALLIANCE & LEICESTER PLC                                               5.47%       10/25/2006             77,699
        110,392    AMERICAN GENERAL FINANCE CORPORATION+/-++                              5.36        10/15/2007            110,445
         12,266    AQUINAS FUNDING LLC++                                                  5.36        12/11/2006             12,141
        306,645    ATLAS CAPITAL FUNDING CORPORATION+/-++                                 5.31        10/20/2006            306,645
        613,289    ATLAS CAPITAL FUNDING CORPORATION+/-++                                 5.31        11/03/2006            613,289
        306,645    ATLAS CAPITAL FUNDING CORPORATION+/-++                                 5.31        12/22/2006            306,645
        306,645    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-++                      5.31        04/25/2007            306,657
        337,076    ATOMIUM FUNDING CORPORATION++                                          5.38        11/03/2006            335,502
        306,645    BANCO SANTANDER TOTTA LN+/-++                                          5.33        10/16/2007            306,636
        306,645    BANK OF AMERICA NA SERIES BKNT+/-                                      5.42        06/19/2007            306,685
        202,386    BANK ONE NA ILLINOIS SERIES BKNT+/-                                    5.55        01/12/2007            202,450
        367,974    BEAR STEARNS & COMPANY+/-                                              5.43        10/04/2006            367,974
         73,595    BEAR STEARNS & COMPANY SERIES MTNB+/-                                  5.66        01/16/2007             73,640
        140,897    BUCKINGHAM CDO LLC                                                     5.31        10/18/2006            140,569
        306,645    BUCKINGHAM III CDO LLC++                                               5.33        10/27/2006            305,525
        306,645    BUCKINGHAM III CDO LLC++                                               5.36        12/15/2006            303,348
         12,266    CAIRN HIGH GRADE FUNDING I LLC++                                       5.33        10/11/2006             12,250
         41,090    CAIRN HIGH GRADE FUNDING I LLC                                         5.32        10/26/2006             40,946
        245,316    CAIRN HIGH GRADE FUNDING I LLC++                                       5.33        11/14/2006            243,778
         70,516    CANCARA ASSET SECURITIZATION LLC++                                     5.33        10/04/2006             70,496
        140,370    CEDAR SPRINGS CAPITAL COMPANY++                                        5.28        10/03/2006            140,349
        226,304    CEDAR SPRINGS CAPITAL COMPANY                                          5.35        11/17/2006            224,788
        112,907    CEDAR SPRINGS CAPITAL COMPANY                                          5.35        12/06/2006            111,841
        613,289    CHEYNE FINANCE LLC++                                                   5.32        10/12/2006            612,394
        613,289    CHEYNE FINANCE LLC                                                     5.30        10/13/2006            612,302
        306,645    CHEYNE FINANCE LLC SERIES MTN+/-++                                     5.47        07/16/2007            306,657

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   C&B LARGE CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$     2,845,428    CITIGROUP REPURCHASE AGREEMENT (MATURITY VALUE $2,846,713)             5.42%       10/02/2006    $     2,845,428
        368,342    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED++                     5.32        10/11/2006            367,855
         61,329    CULLINAN FINANCE CORPORATION                                           5.33        10/06/2006             61,293
         13,492    CULLINAN FINANCE CORPORATION++                                         5.34        10/12/2006             13,473
          9,813    CULLINAN FINANCE CORPORATION++                                         5.35        10/23/2006              9,783
        306,645    CULLINAN FINANCE CORPORATION SERIES MTN+/-++                           5.37        11/15/2006            306,675
        613,289    CULLINAN FINANCE CORPORATION SERIES MTN2+/-++                          5.29        06/25/2007            613,247
        306,645    DEER VALLEY FUNDING LLC                                                5.31        10/12/2006            306,197
         12,266    EDISON ASSET SECURITIZATION LLC                                        5.44        12/11/2006             12,141
        769,911    FAIRWAY FINANCE CORPORATION++                                          5.38        10/02/2006            769,911
         22,115    FAIRWAY FINANCE CORPORATION                                            5.35        10/23/2006             22,048
      3,679,737    FIRST BOSTON REPURCHASE AGREEMENT (MATURITY VALUE $3,681,402)          5.43        10/02/2006          3,679,737
         62,065    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                         5.36        10/12/2006             61,974
         26,985    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                       5.50        10/27/2006             26,886
         15,332    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                         5.46        11/06/2006             15,254
        179,976    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                       5.34        11/15/2006            178,820
         15,332    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                         5.49        11/27/2006             15,207
         19,625    GEMINI SECURITIZATION LLC++                                            5.35        10/30/2006             19,545
        297,323    GEORGE STREET FINANCE LLC++                                            5.36        10/12/2006            296,889
        492,839    GEORGE STREET FINANCE LLC++                                            5.33        10/16/2006            491,829
        256,048    GOLDMAN SACHS GROUP INCORPORATED SERIES MTNB+/-                        5.66        10/27/2006            256,100
        176,014    GOLDMAN SACHS GROUP INCORPORATED SERIES MTNB+/-                        5.46        03/30/2007            176,148
         36,797    GRAMPIAN FUNDING LLC++                                                 5.23        10/02/2006             36,797
         24,532    HARRIER FINANCE FUNDING LLC SERIES MTN+/-++                            5.48        05/15/2007             24,540
         42,930    HBOS TREASURY SERVICES PLC+/-++                                        5.58        01/12/2007             42,955
        172,028    HSBC BANK USA+/-                                                       5.41        12/14/2006            172,057
        429,303    IBM CORPORATION SERIES MTN+/-                                          5.36        06/28/2007            429,526
         30,898    ING AMERICA INSURANCE HOLDINGS INCORPORATED                            5.33        10/10/2006             30,861
        797,276    ING USA ANNUITY & LIFE INSURANCE+/-                                    5.40        09/17/2007            797,276
        306,645    INTESA BANK IRELAND PLC SERIES BKNT+/-++                               5.33        10/25/2007            306,617
         44,157    JUPITER SECURITIZATION CORPORATION++                                   5.34        10/13/2006             44,086
        149,643    K2 (USA) LLC                                                           5.34        11/10/2006            148,791
        183,987    KAUPTHING BANK SERIES MTN+/-++                                         5.39        03/20/2007            183,873
         43,568    KESTREL FUNDING (US) LLC++                                             5.36        10/05/2006             43,549
         52,596    KESTREL FUNDING (US) LLC                                               5.35        10/06/2006             52,565
        113,336    KLIO FUNDING CORPORATION++                                             5.39        11/03/2006            112,807
        247,058    KLIO III FUNDING CORPORATION++                                         5.30        10/19/2006            246,445
        214,222    KLIO III FUNDING CORPORATION++                                         5.41        10/20/2006            213,661
         21,428    LIBERTY STREET FUNDING CORPORATION                                     5.35        10/25/2006             21,356
         24,532    LIBERTY STREET FUNDING CORPORATION                                     5.34        11/15/2006             24,374
        306,645    LIQUID FUNDING LIMITED                                                 5.34        10/10/2006            306,286
        183,987    LIQUID FUNDING LIMITED+/-++                                            5.29        12/01/2006            183,987
        306,645    LIQUID FUNDING LIMITED++                                               5.35        12/07/2006            303,704
        183,987    LIQUID FUNDING LIMITED                                                 5.49        12/28/2006            181,661
         73,595    LIQUID FUNDING LIMITED SERIES MTN+/-++                                 5.34        02/20/2007             73,606

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   C&B LARGE CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$       122,658    MBIA GLOBAL FUNDING LLC+/-++                                           5.33%       02/20/2007    $       122,664
        616,356    MERRILL LYNCH & COMPANY SERIES MTN+/-                                  5.66        10/27/2006            616,467
         18,399    MONT BLANC CAPITAL CORPORATION                                         5.35        10/27/2006             18,332
        367,974    MORGAN STANLEY+/-                                                      5.45        10/10/2006            367,974
         69,302    MORGAN STANLEY+/-                                                      5.50        11/09/2006             69,312
         73,227    MORGAN STANLEY+/-                                                      5.55        11/24/2006             73,249
        206,372    MORGAN STANLEY+/-                                                      5.64        01/12/2007            206,471
        306,645    MORGAN STANLEY+/-                                                      5.61        07/27/2007            306,994
         56,729    MORGAN STANLEY SERIES EXL+/-                                           5.39        10/15/2007             56,738
         67,462    NATIONWIDE BUILDING SOCIETY+/-++                                       5.51        12/11/2006             67,487
        219,742    NATIONWIDE BUILDING SOCIETY+/-++                                       5.61        07/20/2007            220,010
        171,721    NIEUW AMSTERDAM RECEIVABLES CORPORATION                                5.34        10/02/2006            171,721
         13,137    NORTH SEA FUNDING LLC                                                  5.42        10/23/2006             13,096
        192,144    NORTH SEA FUNDING LLC                                                  5.33        11/09/2006            191,079
        613,289    NORTHERN ROCK PLC+/-++SS.                                              5.33        11/05/2007            613,351
        183,987    PARAGON MORTGAGES PLC SERIES 12A+/-++                                  5.31        10/15/2006            183,987
         49,615    RACERS TRUST SERIES 2004-6-MM+/-++                                     5.35        09/22/2006             49,622
        489,822    REGENCY MARKETS #1 LLC++                                               5.34        10/06/2006            489,533
         23,747    REGENCY MARKETS #1 LLC++                                               5.34        10/16/2006             23,698
        613,289    SCALDIS CAPITAL LIMITED                                                5.32        10/31/2006            610,689
        245,316    SLM CORPORATION+/-++                                                   5.33        10/12/2007            245,380
        208,518    STANFIELD VICTORIA FUNDING LLC                                         5.40        11/27/2006            206,819
        141,829    TANGO FINANCE CORPORATION SERIES MTN+/-++                              5.39        10/25/2006            141,834
        293,434    THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++                   5.30        10/06/2006            293,261
         13,689    THUNDER BAY FUNDING LLC++                                              5.34        10/31/2006             13,631
         14,400    TICONDEROGA FUNDING LLC++                                              5.35        10/12/2006             14,379
         70,909    TRAVELERS INSURANCE COMPANY+/-                                         5.40        02/09/2007             70,907
        306,645    UNICREDITO ITALIANO BANK (IRELAND) SERIES EXL+/-++                     5.34        06/15/2007            306,651
        306,645    UNICREDITO ITALIANO BANK (IRELAND) SERIES LIB+/-++                     5.34        03/09/2007            306,694
        404,771    UNITEDHEALTH GROUP INCORPORATED                                        5.42        10/31/2006            403,055
         24,532    VERSAILLES CDS LLC++                                                   5.35        10/20/2006             24,467
        184,453    WHISTLEJACKET CAPITAL LIMITED                                          5.31        10/16/2006            184,075
         58,042    WHITE PINE FINANCE LLC                                                 5.30        10/02/2006             58,042
        214,627    WHITE PINE FINANCE LLC                                                 5.31        10/16/2006            214,183

                                                                                                                         27,935,323
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $28,465,850)                                                               28,465,850
                                                                                                                    ---------------

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   C&B LARGE CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
SHORT-TERM INVESTMENTS - 4.28%
     35,977,814    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                     $    35,977,814
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $35,977,814)                                                                          35,977,814
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $808,935,333)*                               104.08%                                                          $   875,907,600

OTHER ASSETS AND LIABILITIES, NET                   (4.08)                                                              (34,361,555)
                                                   ------                                                           ---------------

TOTAL NET ASSETS                                   100.00%                                                          $   841,546,045
                                                   ======                                                           ===============

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+     NON-INCOME EARNING SECURITIES.

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

SS. THESE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE EFFECTIVE MATURITY.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

+++   SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $35,977,814.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $809,110,745 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

         GROSS UNREALIZED APPRECIATION                             $ 91,001,751
         GROSS UNREALIZED DEPRECIATION                              (24,204,896)
                                                                   ------------
         NET UNREALIZED APPRECIATION (DEPRECIATION)                $ 66,796,855

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   DISCIPLINED GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 97.85%

AMUSEMENT & RECREATION SERVICES - 2.84%
        128,000    INTERNATIONAL GAME TECHNOLOGY                                                                    $     5,312,000
                                                                                                                    ---------------

APPAREL & ACCESSORY STORES - 5.45%
         62,700    KOHL'S CORPORATION+                                                                                    4,070,484
        144,600    NORDSTROM INCORPORATED                                                                                 6,116,580

                                                                                                                         10,187,064
                                                                                                                    ---------------

BUSINESS SERVICES - 14.02%
        240,400    BEA SYSTEMS INCORPORATED+                                                                              3,654,080
         55,000    COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION CLASS A+                                                    4,073,300
        152,000    ELECTRONIC DATA SYSTEMS CORPORATION                                                                    3,727,040
         88,900    FISERV INCORPORATED+                                                                                   4,186,301
        236,200    MICROSOFT CORPORATION                                                                                  6,455,346
         44,200    OMNICOM GROUP INCORPORATED                                                                             4,137,120

                                                                                                                         26,233,187
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 9.68%
         81,900    BIOGEN IDEC INCORPORATED+                                                                              3,659,292
         56,900    FOREST LABORATORIES INCORPORATED<<+                                                                    2,879,709
         79,700    GILEAD SCIENCES INCORPORATED<<+                                                                        5,475,390
         98,300    PROCTER & GAMBLE COMPANY                                                                               6,092,634

                                                                                                                         18,107,025
                                                                                                                    ---------------

DEPOSITORY INSTITUTIONS - 2.06%
         66,000    NORTHERN TRUST CORPORATION                                                                             3,856,380
                                                                                                                    ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 11.96%
         80,300    AMPHENOL CORPORATION CLASS A                                                                           4,972,979
        259,600    CISCO SYSTEMS INCORPORATED+                                                                            5,970,800
         50,700    L-3 COMMUNICATIONS HOLDINGS INCORPORATED                                                               3,971,331
        135,000    NOVELLUS SYSTEMS INCORPORATED+                                                                         3,734,100
        112,000    TEXAS INSTRUMENTS INCORPORATED                                                                         3,724,000

                                                                                                                         22,373,210
                                                                                                                    ---------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 2.25%
         68,700    QUEST DIAGNOSTICS INCORPORATED                                                                         4,201,692
                                                                                                                    ---------------

FOOD & KINDRED PRODUCTS - 2.27%
         65,200    PEPSICO INCORPORATED                                                                                   4,254,952
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 11.78%
         58,900    APPLE COMPUTER INCORPORATED+                                                                           4,537,067
         52,100    BLACK & DECKER CORPORATION<<                                                                           4,134,135
        115,700    HEWLETT-PACKARD COMPANY                                                                                4,245,033
         57,400    INTERNATIONAL BUSINESS MACHINES CORPORATION                                                            4,703,356
         75,400    NATIONAL-OILWELL VARCO INCORPORATED<<+                                                                 4,414,670

                                                                                                                         22,034,261
                                                                                                                    ---------------

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   DISCIPLINED GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
INSURANCE CARRIERS - 4.81%
         49,700    HARTFORD FINANCIAL SERVICES GROUP INCORPORATED                                                   $     4,311,475
         60,800    WELLPOINT INCORPORATED+                                                                                4,684,640

                                                                                                                          8,996,115
                                                                                                                    ---------------

LEATHER & LEATHER PRODUCTS - 2.77%
        150,600    COACH INCORPORATED+                                                                                    5,180,640
                                                                                                                    ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 3.85%
         28,900    ALLERGAN INCORPORATED                                                                                  3,254,429
         86,800    BAXTER INTERNATIONAL INCORPORATED                                                                      3,945,928

                                                                                                                          7,200,357
                                                                                                                    ---------------

MEDICAL MANAGEMENT SERVICES - 2.42%
         87,750    COVENTRY HEALTH CARE INCORPORATED<<+                                                                   4,520,880
                                                                                                                    ---------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 2.78%
         80,200    JOHNSON & JOHNSON                                                                                      5,208,188
                                                                                                                    ---------------

MISCELLANEOUS RETAIL - 7.17%
         62,000    EXPRESS SCRIPTS INCORPORATED+                                                                          4,680,380
        184,200    STAPLES INCORPORATED                                                                                   4,481,586
         95,600    WALGREEN COMPANY                                                                                       4,243,684

                                                                                                                         13,405,650
                                                                                                                    ---------------

OIL & GAS EXTRACTION - 1.17%
         76,600    HALLIBURTON COMPANY<<                                                                                  2,179,270
                                                                                                                    ---------------

RAILROAD TRANSPORTATION - 1.94%
         49,500    BURLINGTON NORTHERN SANTA FE CORPORATION                                                               3,635,280
                                                                                                                    ---------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 2.10%
        219,800    CHARLES SCHWAB CORPORATION                                                                             3,934,420
                                                                                                                    ---------------

TRANSPORTATION BY AIR - 2.09%
         36,000    FEDEX CORPORATION<<                                                                                    3,912,480
                                                                                                                    ---------------

TRANSPORTATION EQUIPMENT - 4.44%
         53,000    BOEING COMPANY                                                                                         4,179,050
         65,000    UNITED TECHNOLOGIES CORPORATION                                                                        4,117,750

                                                                                                                          8,296,800
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $157,651,948)                                                                                 183,029,851
                                                                                                                    ---------------

COLLATERAL FOR SECURITIES LENDING - 11.27%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.21%
        393,005    SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                          393,005
                                                                                                                    ---------------

                                                                                        INTEREST
PRINCIPAL                                                                                 RATE      MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 11.06%
$        57,752    ALLIANCE & LEICESTER PLC                                                5.47%      10/25/2006             57,558
         81,776    AMERICAN GENERAL FINANCE CORPORATION+/-++                               5.36       10/15/2007             81,816
          9,086    AQUINAS FUNDING LLC++                                                   5.36       12/11/2006              8,994

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   DISCIPLINED GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
      $ 227,157    ATLAS CAPITAL FUNDING CORPORATION+/-++                                  5.31%      10/20/2006    $       227,157
        454,313    ATLAS CAPITAL FUNDING CORPORATION+/-++                                  5.31       11/03/2006            454,313
        227,157    ATLAS CAPITAL FUNDING CORPORATION+/-++                                  5.31       12/22/2006            227,157
        227,157    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-++                       5.31       04/25/2007            227,166
        249,700    ATOMIUM FUNDING CORPORATION++                                           5.38       11/03/2006            248,534
        227,157    BANCO SANTANDER TOTTA LN+/-++                                           5.33       10/16/2007            227,150
        227,157    BANK OF AMERICA NA SERIES BKNT+/-                                       5.42       06/19/2007            227,186
        149,923    BANK ONE NA ILLINOIS SERIES BKNT+/-                                     5.55       01/12/2007            149,971
        272,588    BEAR STEARNS & COMPANY+/-                                               5.43       10/04/2006            272,588
         54,518    BEAR STEARNS & COMPANY SERIES MTNB+/-                                   5.66       01/16/2007             54,551
        104,374    BUCKINGHAM CDO LLC                                                      5.31       10/18/2006            104,131
        227,157    BUCKINGHAM III CDO LLC++                                                5.33       10/27/2006            226,328
        227,157    BUCKINGHAM III CDO LLC++                                                5.36       12/15/2006            224,715
          9,086    CAIRN HIGH GRADE FUNDING I LLC++                                        5.33       10/11/2006              9,074
         30,439    CAIRN HIGH GRADE FUNDING I LLC                                          5.32       10/26/2006             30,332
        181,725    CAIRN HIGH GRADE FUNDING I LLC++                                        5.33       11/14/2006            180,586
         52,237    CANCARA ASSET SECURITIZATION LLC++                                      5.33       10/04/2006             52,222
        103,983    CEDAR SPRINGS CAPITAL COMPANY++                                         5.28       10/03/2006            103,968
        167,642    CEDAR SPRINGS CAPITAL COMPANY                                           5.35       11/17/2006            166,518
         83,639    CEDAR SPRINGS CAPITAL COMPANY                                           5.35       12/06/2006             82,850
        454,313    CHEYNE FINANCE LLC++                                                    5.32       10/12/2006            453,650
        454,313    CHEYNE FINANCE LLC                                                      5.30       10/13/2006            453,582
        227,157    CHEYNE FINANCE LLC SERIES MTN+/-++                                      5.47       07/16/2007            227,166
      2,107,840    CITIGROUP REPURCHASE AGREEMENT (MATURITY VALUE $2,108,792)              5.42       10/02/2006          2,107,840
        272,861    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED++                      5.32       10/11/2006            272,500
         45,431    CULLINAN FINANCE CORPORATION                                            5.33       10/06/2006             45,405
          9,995    CULLINAN FINANCE CORPORATION++                                          5.34       10/12/2006              9,980
          7,269    CULLINAN FINANCE CORPORATION++                                          5.35       10/23/2006              7,247
        227,157    CULLINAN FINANCE CORPORATION SERIES MTN+/-++                            5.37       11/15/2006            227,179
        454,313    CULLINAN FINANCE CORPORATION SERIES MTN2+/-++                           5.29       06/25/2007            454,282
        227,157    DEER VALLEY FUNDING LLC                                                 5.31       10/12/2006            226,825
          9,086    EDISON ASSET SECURITIZATION LLC                                         5.44       12/11/2006              8,994
        570,336    FAIRWAY FINANCE CORPORATION++                                           5.38       10/02/2006            570,336
         16,383    FAIRWAY FINANCE CORPORATION                                             5.35       10/23/2006             16,332
      2,725,880    FIRST BOSTON REPURCHASE AGREEMENT (MATURITY VALUE $2,727,114)           5.43       10/02/2006          2,725,880
         45,977    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                          5.36       10/12/2006             45,909
         19,990    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                        5.50       10/27/2006             19,917
         11,358    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                          5.46       11/06/2006             11,300
        133,323    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                        5.34       11/15/2006            132,467
         11,358    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                          5.49       11/27/2006             11,265
         14,538    GEMINI SECURITIZATION LLC++                                             5.35       10/30/2006             14,479
        220,251    GEORGE STREET FINANCE LLC++                                             5.36       10/12/2006            219,930
        365,086    GEORGE STREET FINANCE LLC++                                             5.33       10/16/2006            364,338
        189,676    GOLDMAN SACHS GROUP INCORPORATED SERIES MTNB+/-                         5.66       10/27/2006            189,714
        130,388    GOLDMAN SACHS GROUP INCORPORATED SERIES MTNB+/-                         5.46       03/30/2007            130,487
         27,259    GRAMPIAN FUNDING LLC++                                                  5.23       10/02/2006             27,259

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   DISCIPLINED GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$        18,173    HARRIER FINANCE FUNDING LLC SERIES MTN+/-++                             5.48%      05/15/2007    $        18,179
         31,802    HBOS TREASURY SERVICES PLC+/-++                                         5.58       01/12/2007             31,820
        127,435    HSBC BANK USA+/-                                                        5.41       12/14/2006            127,457
        318,019    IBM CORPORATION SERIES MTN+/-                                           5.36       06/28/2007            318,185
         22,888    ING AMERICA INSURANCE HOLDINGS INCORPORATED                             5.33       10/10/2006             22,862
        590,607    ING USA ANNUITY & LIFE INSURANCE+/-                                     5.40       09/17/2007            590,607
        227,157    INTESA BANK IRELAND PLC SERIES BKNT+/-++                                5.33       10/25/2007            227,136
         32,711    JUPITER SECURITIZATION CORPORATION++                                    5.34       10/13/2006             32,658
        110,852    K2 (USA) LLC                                                            5.34       11/10/2006            110,222
        136,294    KAUPTHING BANK SERIES MTN+/-++                                          5.39       03/20/2007            136,210
         32,274    KESTREL FUNDING (US) LLC++                                              5.36       10/05/2006             32,260
         38,962    KESTREL FUNDING (US) LLC                                                5.35       10/06/2006             38,939
         83,957    KLIO FUNDING CORPORATION++                                              5.39       11/03/2006             83,565
        183,016    KLIO III FUNDING CORPORATION++                                          5.30       10/19/2006            182,562
        158,692    KLIO III FUNDING CORPORATION++                                          5.41       10/20/2006            158,276
         15,874    LIBERTY STREET FUNDING CORPORATION                                      5.35       10/25/2006             15,820
         18,173    LIBERTY STREET FUNDING CORPORATION                                      5.34       11/15/2006             18,056
        227,157    LIQUID FUNDING LIMITED                                                  5.34       10/10/2006            226,891
        136,294    LIQUID FUNDING LIMITED+/-++                                             5.29       12/01/2006            136,294
        227,157    LIQUID FUNDING LIMITED++                                                5.35       12/07/2006            224,978
        136,294    LIQUID FUNDING LIMITED                                                  5.49       12/28/2006            134,571
         54,518    LIQUID FUNDING LIMITED SERIES MTN+/-++                                  5.34       02/20/2007             54,526
         90,863    MBIA GLOBAL FUNDING LLC+/-++                                            5.33       02/20/2007             90,867
        456,585    MERRILL LYNCH & COMPANY SERIES MTN+/-                                   5.66       10/27/2006            456,667
         13,629    MONT BLANC CAPITAL CORPORATION                                          5.35       10/27/2006             13,580
        272,588    MORGAN STANLEY+/-                                                       5.45       10/10/2006            272,588
         51,337    MORGAN STANLEY+/-                                                       5.50       11/09/2006             51,345
         54,245    MORGAN STANLEY+/-                                                       5.55       11/24/2006             54,261
        152,876    MORGAN STANLEY+/-                                                       5.64       01/12/2007            152,950
        227,157    MORGAN STANLEY+/-                                                       5.61       07/27/2007            227,416
         42,024    MORGAN STANLEY SERIES EXL+/-                                            5.39       10/15/2007             42,031
         49,974    NATIONWIDE BUILDING SOCIETY+/-++                                        5.51       12/11/2006             49,993
        162,780    NATIONWIDE BUILDING SOCIETY+/-++                                        5.61       07/20/2007            162,979
        127,208    NIEUW AMSTERDAM RECEIVABLES CORPORATION                                 5.34       10/02/2006            127,208
          9,731    NORTH SEA FUNDING LLC                                                   5.42       10/23/2006              9,702
        142,336    NORTH SEA FUNDING LLC                                                   5.33       11/09/2006            141,548
        454,313    NORTHERN ROCK PLC+/-++SS.                                               5.33       11/05/2007            454,359
        136,294    PARAGON MORTGAGES PLC SERIES 12A+/-++                                   5.31       10/15/2006            136,294
         36,754    RACERS TRUST SERIES 2004-6-MM+/-++                                      5.35       09/22/2006             36,759
        362,851    REGENCY MARKETS #1 LLC++                                                5.34       10/06/2006            362,637
         17,591    REGENCY MARKETS #1 LLC++                                                5.34       10/16/2006             17,555
        454,313    SCALDIS CAPITAL LIMITED                                                 5.32       10/31/2006            452,387
        181,725    SLM CORPORATION+/-++                                                    5.33       10/12/2007            181,773
        154,467    STANFIELD VICTORIA FUNDING LLC                                          5.40       11/27/2006            153,208
        105,065    TANGO FINANCE CORPORATION SERIES MTN+/-++                               5.39       10/25/2006            105,068
        217,371    THAMES ASSET GLOBAL SECURITIZATION # 1 INCORPORATED++                   5.30       10/06/2006            217,243
         10,140    THUNDER BAY FUNDING LLC++                                               5.34       10/31/2006             10,097
         10,667    TICONDEROGA FUNDING LLC++                                               5.35       10/12/2006             10,652

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   DISCIPLINED GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$        52,528    TRAVELERS INSURANCE COMPANY+/-                                          5.40%      02/09/2007    $        52,527
        227,157    UNICREDITO ITALIANO BANK (IRELAND) SERIES EXL+/-++                      5.34       06/15/2007            227,161
        227,157    UNICREDITO ITALIANO BANK (IRELAND) SERIES LIB+/-++                      5.34       03/09/2007            227,193
        299,847    UNITEDHEALTH GROUP INCORPORATED                                         5.42       10/31/2006            298,575
         18,173    VERSAILLES CDS LLC++                                                    5.35       10/20/2006             18,125
        136,639    WHISTLEJACKET CAPITAL LIMITED                                           5.31       10/16/2006            136,359
         42,996    WHITE PINE FINANCE LLC                                                  5.30       10/02/2006             42,996
        158,992    WHITE PINE FINANCE LLC                                                  5.31       10/16/2006            158,660

                                                                                                                         20,693,965
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $21,086,970)                                                               21,086,970
                                                                                                                    ---------------

SHARES

SHORT-TERM INVESTMENTS - 2.18%
      4,075,123    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                           4,075,123
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $4,075,123)                                                                            4,075,123
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $182,814,041)*                               111.30%                                                          $   208,191,944

OTHER ASSETS AND LIABILITIES, NET                  (11.30)                                                              (21,134,643)
                                                   ------                                                           ---------------

TOTAL NET ASSETS                                   100.00%                                                          $   187,057,301
                                                   ======                                                           ===============

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+     NON-INCOME EARNING SECURITIES.

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

SS. THESE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE EFFECTIVE MATURITY.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

+++   SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $4,075,123.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $182,814,041 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

         GROSS UNREALIZED APPRECIATION                              $26,590,113
         GROSS UNREALIZED DEPRECIATION                               (1,212,210)
                                                                    -----------
         NET UNREALIZED APPRECIATION (DEPRECIATION)                 $25,377,903

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                      SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 98.98%

BUSINESS SERVICES - 1.41%
             32    CA INCORPORATED                                                                                  $           758
        524,400    MICROSOFT CORPORATION                                                                                 14,331,852

                                                                                                                         14,332,610
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 13.07%
        495,975    ABBOTT LABORATORIES<<                                                                                 24,084,546
        152,972    AIR PRODUCTS & CHEMICALS INCORPORATED                                                                 10,152,752
        179,250    COLGATE-PALMOLIVE COMPANY                                                                             11,131,425
        562,734    E.I. DU PONT DE NEMOURS & COMPANY                                                                     24,107,525
        774,735    PFIZER INCORPORATED                                                                                   21,971,485
        360,260    PROCTER & GAMBLE COMPANY                                                                              22,328,915
        195,981    ROHM & HAAS COMPANY                                                                                    9,279,700
        190,900    WYETH                                                                                                  9,705,356

                                                                                                                        132,761,704
                                                                                                                    ---------------

COMMUNICATIONS - 4.19%
        104,150    ALLTEL CORPORATION                                                                                     5,780,325
        444,715    AT&T INCORPORATED<<                                                                                   14,479,920
        561,986    VERIZON COMMUNICATIONS INCORPORATED                                                                   20,866,540
        107,683    WINDSTREAM CORPORATION                                                                                 1,420,339

                                                                                                                         42,547,124
                                                                                                                    ---------------

DEPOSITORY INSTITUTIONS - 15.70%
        555,780    BANK OF AMERICA CORPORATION                                                                           29,773,135
        856,190    CITIGROUP INCORPORATED                                                                                42,526,957
        281,700    FIFTH THIRD BANCORP                                                                                   10,727,136
        513,365    JPMORGAN CHASE & COMPANY                                                                              24,107,620
        330,050    NORTH FORK BANCORPORATION INCORPORATED                                                                 9,452,632
        628,731    US BANCORP                                                                                            20,886,444
        393,065    WACHOVIA CORPORATION<<                                                                                21,933,027

                                                                                                                        159,406,951
                                                                                                                    ---------------

EATING & DRINKING PLACES - 1.80%
        467,770    MCDONALD'S CORPORATION                                                                                18,299,162
                                                                                                                    ---------------

ELECTRIC, GAS & SANITARY SERVICES - 6.30%
          1,850    AMERICAN ELECTRIC POWER COMPANY INCORPORATED                                                              67,285
        169,358    DOMINION RESOURCES INCORPORATED                                                                       12,954,193
          2,700    EDISON INTERNATIONAL                                                                                     112,428
          2,300    EXELON CORPORATION                                                                                       139,242
        190,545    FIRSTENERGY CORPORATION                                                                               10,643,844
        308,170    FPL GROUP INCORPORATED                                                                                13,867,650
         48,500    KINDER MORGAN INCORPORATED                                                                             5,085,225
        388,800    MDU RESOURCES GROUP INCORPORATED                                                                       8,685,792
          3,200    ONEOK INCORPORATED                                                                                       120,928
        201,215    PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED                                                          12,312,346

                                                                                                                         63,988,933
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 8.81%
        296,000    CISCO SYSTEMS INCORPORATED+                                                                      $     6,808,000
        171,575    EMERSON ELECTRIC COMPANY                                                                              14,388,280
        949,994    GENERAL ELECTRIC COMPANY                                                                              33,534,788
        658,250    INTEL CORPORATION                                                                                     13,540,203
        452,460    MOTOROLA INCORPORATED                                                                                 11,311,500
        500,370    NOKIA OYJ ADR                                                                                          9,852,285

                                                                                                                         89,435,056
                                                                                                                    ---------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 2.50%
        338,560    FORTUNE BRANDS INCORPORATED                                                                           25,429,242
                                                                                                                    ---------------

FOOD & KINDRED PRODUCTS - 2.16%
        336,795    PEPSICO INCORPORATED                                                                                  21,979,242
                                                                                                                    ---------------

GENERAL MERCHANDISE STORES - 2.81%
        148,204    FEDERATED DEPARTMENT STORES INCORPORATED                                                               6,403,895
        401,245    TARGET CORPORATION                                                                                    22,168,786

                                                                                                                         28,572,681
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 4.26%
        205,191    3M COMPANY                                                                                            15,270,314
        423,795    HEWLETT-PACKARD COMPANY                                                                               15,549,039
        151,942    INTERNATIONAL BUSINESS MACHINES CORPORATION                                                           12,450,127

                                                                                                                         43,269,480
                                                                                                                    ---------------

INSURANCE CARRIERS - 7.93%
        239,395    ALLSTATE CORPORATION                                                                                  15,017,248
        317,793    AMERICAN INTERNATIONAL GROUP INCORPORATED                                                             21,056,964
        279,930    METLIFE INCORPORATED                                                                                  15,866,432
        608,750    ST. PAUL TRAVELERS COMPANIES INCORPORATED                                                             28,544,288

                                                                                                                         80,484,932
                                                                                                                    ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 1.58%
         96,800    BAXTER INTERNATIONAL INCORPORATED                                                                      4,400,528
        100,959    BECTON DICKINSON & COMPANY                                                                             7,134,773
        141,300    BIOMET INCORPORATED                                                                                    4,548,447

                                                                                                                         16,083,748
                                                                                                                    ---------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 1.78%
        277,565    JOHNSON & JOHNSON                                                                                     18,025,071
                                                                                                                    ---------------

MOTION PICTURES - 1.74%
        601,150    TIME WARNER INCORPORATED<<                                                                            10,958,965
        216,190    WALT DISNEY COMPANY<<                                                                                  6,682,433

                                                                                                                         17,641,398
                                                                                                                    ---------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 2.09%
        379,085    AMERICAN EXPRESS COMPANY                                                                              21,259,087
                                                                                                                    ---------------

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
OIL & GAS EXTRACTION - 1.73%
          2,000    ANADARKO PETROLEUM CORPORATION                                                                   $        87,660
        327,000    HALLIBURTON COMPANY                                                                                    9,303,150
          2,200    SCHLUMBERGER LIMITED                                                                                     136,466
        182,700    TIDEWATER INCORPORATED<<                                                                               8,073,513

                                                                                                                         17,600,789
                                                                                                                    ---------------

PETROLEUM REFINING & RELATED INDUSTRIES - 10.11%
        206,758    BP PLC ADR<<                                                                                          13,559,190
        445,370    CHEVRON CORPORATION                                                                                   28,886,698
        405,050    CONOCOPHILLIPS                                                                                        24,112,627
        538,786    EXXON MOBIL CORPORATION                                                                               36,152,541

                                                                                                                        102,711,056
                                                                                                                    ---------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 3.56%
         59,147    AMERIPRISE FINANCIAL INCORPORATED                                                                      2,773,994
        458,100    MORGAN STANLEY                                                                                        33,400,071

                                                                                                                         36,174,065
                                                                                                                    ---------------

TOBACCO PRODUCTS - 1.70%
        225,600    ALTRIA GROUP INCORPORATED                                                                             17,269,680
                                                                                                                    ---------------

TRANSPORTATION EQUIPMENT - 2.55%
        359,480    HONEYWELL INTERNATIONAL INCORPORATED                                                                  14,702,732
        177,000    UNITED TECHNOLOGIES CORPORATION                                                                       11,212,950

                                                                                                                         25,915,682
                                                                                                                    ---------------

WHOLESALE TRADE NON-DURABLE GOODS - 1.20%
        365,000    SYSCO CORPORATION                                                                                     12,209,247
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $745,473,515)                                                                               1,005,396,940
                                                                                                                    ---------------

COLLATERAL FOR SECURITIES LENDING - 6.45%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.12%
      1,221,135    SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                        1,221,135
                                                                                                                    ---------------

                                                                                        INTEREST
PRINCIPAL                                                                                 RATE      MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 6.33%
$       179,447    ALLIANCE & LEICESTER PLC                                                5.47%      10/25/2006            178,844
        254,094    AMERICAN GENERAL FINANCE CORPORATION+/-++                               5.36       10/15/2007            254,216
         28,233    AQUINAS FUNDING LLC++                                                   5.36       12/11/2006             27,946
        705,816    ATLAS CAPITAL FUNDING CORPORATION+/-++                                  5.31       10/20/2006            705,816
      1,411,632    ATLAS CAPITAL FUNDING CORPORATION+/-++                                  5.31       11/03/2006          1,411,632
        705,816    ATLAS CAPITAL FUNDING CORPORATION+/-++                                  5.31       12/22/2006            705,816
        705,816    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-++                       5.31       04/25/2007            705,844
        775,861    ATOMIUM FUNDING CORPORATION++                                           5.38       11/03/2006            772,238
        705,816    BANCO SANTANDER TOTTA LN+/-++                                           5.33       10/16/2007            705,795
        705,816    BANK OF AMERICA NA SERIES BKNT+/-                                       5.42       06/19/2007            705,908
        465,839    BANK ONE NA ILLINOIS SERIES BKNT+/-                                     5.55       01/12/2007            465,988
        846,979    BEAR STEARNS & COMPANY+/-                                               5.43       10/04/2006            846,979

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$       169,396    BEAR STEARNS & COMPANY SERIES MTNB+/-                                  5.66%       01/16/2007    $       169,499
        324,308    BUCKINGHAM CDO LLC                                                     5.31        10/18/2006            323,553
        705,816    BUCKINGHAM III CDO LLC++                                               5.33        10/27/2006            703,240
        705,816    BUCKINGHAM III CDO LLC++                                               5.36        12/15/2006            698,229
         28,233    CAIRN HIGH GRADE FUNDING I LLC++                                       5.33        10/11/2006             28,195
         94,579    CAIRN HIGH GRADE FUNDING I LLC                                         5.32        10/26/2006             94,247
        564,653    CAIRN HIGH GRADE FUNDING I LLC++                                       5.33        11/14/2006            561,112
        162,309    CANCARA ASSET SECURITIZATION LLC++                                     5.33        10/04/2006            162,262
        323,094    CEDAR SPRINGS CAPITAL COMPANY++                                        5.28        10/03/2006            323,046
        520,892    CEDAR SPRINGS CAPITAL COMPANY                                          5.35        11/17/2006            517,402
        259,881    CEDAR SPRINGS CAPITAL COMPANY                                          5.35        12/06/2006            257,428
      1,411,632    CHEYNE FINANCE LLC++                                                   5.32        10/12/2006          1,409,571
      1,411,632    CHEYNE FINANCE LLC                                                     5.30        10/13/2006          1,409,359
        705,816    CHEYNE FINANCE LLC SERIES MTN+/-++                                     5.47        07/16/2007            705,844
      6,549,432    CITIGROUP REPURCHASE AGREEMENT (MATURITY VALUE $6,552,390)             5.42        10/02/2006          6,549,432
        847,826    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED++                     5.32        10/11/2006            846,707
        141,163    CULLINAN FINANCE CORPORATION                                           5.33        10/06/2006            141,080
         31,056    CULLINAN FINANCE CORPORATION++                                         5.34        10/12/2006             31,011
         22,586    CULLINAN FINANCE CORPORATION++                                         5.35        10/23/2006             22,517
        705,816    CULLINAN FINANCE CORPORATION SERIES MTN+/-++                           5.37        11/15/2006            705,887
      1,411,632    CULLINAN FINANCE CORPORATION SERIES MTN2+/-++                          5.29        06/25/2007          1,411,533
        705,816    DEER VALLEY FUNDING LLC                                                5.31        10/12/2006            704,786
         28,233    EDISON ASSET SECURITIZATION LLC                                        5.44        12/11/2006             27,946
      1,772,135    FAIRWAY FINANCE CORPORATION++                                          5.38        10/02/2006          1,772,135
         50,903    FAIRWAY FINANCE CORPORATION                                            5.35        10/23/2006             50,748
      8,469,793    FIRST BOSTON REPURCHASE AGREEMENT (MATURITY VALUE $8,473,626)          5.43        10/02/2006          8,469,793
        142,857    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                         5.36        10/12/2006            142,649
         62,112    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                       5.50        10/27/2006             61,885
         35,291    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                         5.46        11/06/2006             35,111
        414,258    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                       5.34        11/15/2006            411,598
         35,291    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                         5.49        11/27/2006             35,003
         45,172    GEMINI SECURITIZATION LLC++                                            5.35        10/30/2006             44,987
        684,359    GEORGE STREET FINANCE LLC++                                            5.36        10/12/2006            683,360
      1,134,388    GEORGE STREET FINANCE LLC++                                            5.33        10/16/2006          1,132,062
        589,356    GOLDMAN SACHS GROUP INCORPORATED SERIES MTNB+/-                        5.66        10/27/2006            589,474
        405,138    GOLDMAN SACHS GROUP INCORPORATED SERIES MTNB+/-                        5.46        03/30/2007            405,446
         84,698    GRAMPIAN FUNDING LLC++                                                 5.23        10/02/2006             84,698
         56,465    HARRIER FINANCE FUNDING LLC SERIES MTN+/-++                            5.48        05/15/2007             56,485
         98,814    HBOS TREASURY SERVICES PLC+/-++                                        5.58        01/12/2007             98,871
        395,963    HSBC BANK USA+/-                                                       5.41        12/14/2006            396,030
        988,143    IBM CORPORATION SERIES MTN+/-                                          5.36        06/28/2007            988,656
         71,118    ING AMERICA INSURANCE HOLDINGS INCORPORATED                            5.33        10/10/2006             71,035
      1,835,122    ING USA ANNUITY & LIFE INSURANCE+/-                                    5.40        09/17/2007          1,835,122
        705,816    INTESA BANK IRELAND PLC SERIES BKNT+/-++                               5.33        10/25/2007            705,753
        101,638    JUPITER SECURITIZATION CORPORATION++                                   5.34        10/13/2006            101,474
        344,438    K2 (USA) LLC                                                           5.34        11/10/2006            342,478
        423,490    KAUPTHING BANK SERIES MTN+/-++                                         5.39        03/20/2007            423,227

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$       100,282    KESTREL FUNDING (US) LLC++                                              5.36%      10/05/2006    $       100,238
        121,062    KESTREL FUNDING (US) LLC                                                5.35       10/06/2006            120,990
        260,870    KLIO FUNDING CORPORATION++                                              5.39       11/03/2006            259,651
        568,662    KLIO III FUNDING CORPORATION++                                          5.30       10/19/2006            567,252
        493,083    KLIO III FUNDING CORPORATION++                                          5.41       10/20/2006            491,791
         49,322    LIBERTY STREET FUNDING CORPORATION                                      5.35       10/25/2006             49,157
         56,465    LIBERTY STREET FUNDING CORPORATION                                      5.34       11/15/2006             56,103
        705,816    LIQUID FUNDING LIMITED                                                  5.34       10/10/2006            704,990
        423,490    LIQUID FUNDING LIMITED+/-++                                             5.29       12/01/2006            423,490
        705,816    LIQUID FUNDING LIMITED++                                                5.35       12/07/2006            699,047
        423,490    LIQUID FUNDING LIMITED                                                  5.49       12/28/2006            418,137
        169,396    LIQUID FUNDING LIMITED SERIES MTN+/-++                                  5.34       02/20/2007            169,421
        282,326    MBIA GLOBAL FUNDING LLC+/-++                                            5.33       02/20/2007            282,341
      1,418,690    MERRILL LYNCH & COMPANY SERIES MTN+/-                                   5.66       10/27/2006          1,418,946
         42,349    MONT BLANC CAPITAL CORPORATION                                          5.35       10/27/2006             42,194
        846,979    MORGAN STANLEY+/-                                                       5.45       10/10/2006            846,979
        159,514    MORGAN STANLEY+/-                                                       5.50       11/09/2006            159,538
        168,549    MORGAN STANLEY+/-                                                       5.55       11/24/2006            168,599
        475,014    MORGAN STANLEY+/-                                                       5.64       01/12/2007            475,242
        705,816    MORGAN STANLEY+/-                                                       5.61       07/27/2007            706,621
        130,576    MORGAN STANLEY SERIES EXL+/-                                            5.39       10/15/2007            130,597
        155,280    NATIONWIDE BUILDING SOCIETY+/-++                                        5.51       12/11/2006            155,339
        505,788    NATIONWIDE BUILDING SOCIETY+/-++                                        5.61       07/20/2007            506,405
        395,257    NIEUW AMSTERDAM RECEIVABLES CORPORATION                                 5.34       10/02/2006            395,257
         30,237    NORTH SEA FUNDING LLC                                                   5.42       10/23/2006             30,145
        442,264    NORTH SEA FUNDING LLC                                                   5.33       11/09/2006            439,814
      1,411,632    NORTHERN ROCK PLC+/-++SS.                                               5.33       11/05/2007          1,411,773
        423,490    PARAGON MORTGAGES PLC SERIES 12A+/-++                                   5.31       10/15/2006            423,490
        114,201    RACERS TRUST SERIES 2004-6-MM+/-++                                      5.35       09/22/2006            114,217
      1,127,442    REGENCY MARKETS #1 LLC++                                                5.34       10/06/2006          1,126,777
         54,658    REGENCY MARKETS #1 LLC++                                                5.34       10/16/2006             54,546
      1,411,632    SCALDIS CAPITAL LIMITED                                                 5.32       10/31/2006          1,405,647
        564,653    SLM CORPORATION+/-++                                                    5.33       10/12/2007            564,800
        479,955    STANFIELD VICTORIA FUNDING LLC                                          5.40       11/27/2006            476,043
        326,454    TANGO FINANCE CORPORATION SERIES MTN+/-++                               5.39       10/25/2006            326,464
        675,410    THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++                    5.30       10/06/2006            675,011
         31,508    THUNDER BAY FUNDING LLC++                                               5.34       10/31/2006             31,374
         33,145    TICONDEROGA FUNDING LLC++                                               5.35       10/12/2006             33,097
        163,213    TRAVELERS INSURANCE COMPANY+/-                                          5.40       02/09/2007            163,210
        705,816    UNICREDITO ITALIANO BANK (IRELAND) SERIES EXL+/-++                      5.34       06/15/2007            705,830
        705,816    UNICREDITO ITALIANO BANK (IRELAND) SERIES LIB+/-++                      5.34       03/09/2007            705,929
        931,677    UNITEDHEALTH GROUP INCORPORATED                                         5.42       10/31/2006            927,727
         56,465    VERSAILLES CDS LLC++                                                    5.35       10/20/2006             56,317
        424,562    WHISTLEJACKET CAPITAL LIMITED                                           5.31       10/16/2006            423,692
        133,597    WHITE PINE FINANCE LLC                                                  5.30       10/02/2006            133,597
        494,015    WHITE PINE FINANCE LLC                                                  5.31       10/16/2006            493,002

                                                                                                                         64,299,815
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   EQUITY INCOME PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $65,520,950)                                                          $    65,520,950
                                                                                                                    ---------------

SHORT-TERM INVESTMENTS - 0.54%
      5,438,592   WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                            5,438,592
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $5,438,592)                                                                            5,438,592
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $816,433,057)*                               105.97%                                                          $ 1,076,356,482

OTHER ASSETS AND LIABILITIES, NET                   (5.97)                                                              (60,634,197)
                                                   ------                                                           ---------------

TOTAL NET ASSETS                                   100.00%                                                          $ 1,015,722,285
                                                   ======                                                           ===============

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+     NON-INCOME EARNING SECURITIES.

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

SS. THESE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE EFFECTIVE MATURITY.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

+++   SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $5,438,592.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $816,524,865 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

         GROSS UNREALIZED APPRECIATION                             $269,270,604
         GROSS UNREALIZED DEPRECIATION                               (9,438,987)
                                                                   ------------
         NET UNREALIZED APPRECIATION (DEPRECIATION)                $259,831,617

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   EQUITY VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 97.05%

BUSINESS SERVICES - 0.84%
        193,800    SYMANTEC CORPORATION+                                                                            $     4,124,064
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 7.84%
         45,400    ALBEMARLE CORPORATION                                                                                  2,466,582
         53,400    E.I. DU PONT DE NEMOURS & COMPANY                                                                      2,287,656
        213,800    MERCK & COMPANY INCORPORATED                                                                           8,958,220
        582,300    PFIZER INCORPORATED<<                                                                                 16,514,028
        132,900    PROCTER & GAMBLE COMPANY<<                                                                             8,237,142

                                                                                                                         38,463,628
                                                                                                                    ---------------

COMMUNICATIONS - 6.74%
        441,100    AT&T INCORPORATED<<                                                                                   14,362,216
        222,900    COMCAST CORPORATION CLASS A<<+                                                                         8,213,865
        329,600    LEVEL 3 COMMUNICATIONS INCORPORATED<<+                                                                 1,763,360
        234,500    VERIZON COMMUNICATIONS INCORPORATED                                                                    8,706,985

                                                                                                                         33,046,426
                                                                                                                    ---------------

DEPOSITORY INSTITUTIONS - 12.89%
        434,800    BANK OF AMERICA CORPORATION                                                                           23,292,236
        306,800    CITIGROUP INCORPORATED                                                                                15,238,756
        303,200    JPMORGAN CHASE & COMPANY                                                                              14,238,272
         62,800    KEYCORP                                                                                                2,351,232
        136,500    THE COLONIAL BANCGROUP INCORPORATED<<                                                                  3,344,250
         85,000    WACHOVIA CORPORATION<<                                                                                 4,743,000

                                                                                                                         63,207,746
                                                                                                                    ---------------

EATING & DRINKING PLACES - 1.07%
        133,700    MCDONALD'S CORPORATION                                                                                 5,230,344
                                                                                                                    ---------------

ELECTRIC, GAS & SANITARY SERVICES - 4.69%
        130,200    EXELON CORPORATION<<                                                                                   7,882,308
        111,300    FPL GROUP INCORPORATED<<                                                                               5,008,500
         67,000    ONEOK INCORPORATED                                                                                     2,531,930
        229,800    PPL CORPORATION                                                                                        7,560,420

                                                                                                                         22,983,158
                                                                                                                    ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 3.29%
         65,600    ADVANCED MICRO DEVICES INCORPORATED<<+                                                                 1,630,160
         90,200    BROADCOM CORPORATION CLASS A<<+                                                                        2,736,668
        116,500    CISCO SYSTEMS INCORPORATED+                                                                            2,679,500
        139,000    GENERAL ELECTRIC COMPANY                                                                               4,906,700
         94,300    HARRIS CORPORATION                                                                                     4,195,407

                                                                                                                         16,148,435
                                                                                                                    ---------------

FOOD & KINDRED PRODUCTS - 3.74%
         78,100    ARCHER-DANIELS-MIDLAND COMPANY                                                                         2,958,428
        246,700    COCA-COLA ENTERPRISES INCORPORATED                                                                     5,138,761
         36,400    FOMENTO ECONOMICO MEXICANO SA DE CV                                                                    3,528,616

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   EQUITY VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                          VALUE
FOOD & KINDRED PRODUCTS (CONTINUED)
         99,400    H.J. HEINZ COMPANY                                                                               $     4,167,842
         72,000    KRAFT FOODS INCORPORATED CLASS A<<                                                                     2,567,520

                                                                                                                         18,361,167
                                                                                                                    ---------------

FOOD STORES - 0.86%
        139,000    SAFEWAY INCORPORATED                                                                                   4,218,650
                                                                                                                    ---------------

GENERAL MERCHANDISE STORES - 5.57%
        138,500    FAMILY DOLLAR STORES INCORPORATED                                                                      4,049,740
         80,400    FEDERATED DEPARTMENT STORES INCORPORATED                                                               3,474,084
        141,000    JC PENNEY COMPANY INCORPORATED                                                                         9,642,990
         15,300    SEARS HOLDINGS CORPORATION<<+                                                                          2,418,777
        276,400    TJX COMPANIES INCORPORATED                                                                             7,747,492

                                                                                                                         27,333,083
                                                                                                                    ---------------

HOLDING & OTHER INVESTMENT OFFICES - 1.30%
        277,500    HOST HOTELS & RESORTS INCORPORATED                                                                     6,363,075
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 3.88%
        138,800    HEWLETT-PACKARD COMPANY                                                                                5,092,572
         42,300    INTERNATIONAL BUSINESS MACHINES CORPORATION                                                            3,466,062
         86,100    LAM RESEARCH CORPORATION+                                                                              3,902,913
        145,000    TEREX CORPORATION<<+                                                                                   6,556,900

                                                                                                                         19,018,447
                                                                                                                    ---------------

INSURANCE CARRIERS - 10.72%
         96,700    AMERICAN INTERNATIONAL GROUP INCORPORATED                                                              6,407,342
        136,200    ASSURANT INCORPORATED                                                                                  7,274,442
         67,300    CIGNA CORPORATION                                                                                      7,828,336
         72,800    HARTFORD FINANCIAL SERVICES GROUP INCORPORATED                                                         6,315,400
         76,800    LINCOLN NATIONAL CORPORATION                                                                           4,767,744
        133,700    LOEWS CORPORATION                                                                                      5,067,230
        144,400    ST. PAUL TRAVELERS COMPANIES INCORPORATED                                                              6,770,916
         69,100    UNITEDHEALTH GROUP INCORPORATED                                                                        3,399,720
         61,800    WELLPOINT INCORPORATED+                                                                                4,761,690

                                                                                                                         52,592,820
                                                                                                                    ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 0.65%
         68,200    TRIMBLE NAVIGATION LIMITED+                                                                            3,210,856
                                                                                                                    ---------------

METAL MINING - 2.07%
         71,300    FREEPORT-MCMORAN COPPER & GOLD INCORPORATED CLASS B                                                    3,797,438
         48,500    IPSCO INCORPORATED                                                                                     4,203,495
         25,600    PHELPS DODGE CORPORATION                                                                               2,168,320

                                                                                                                         10,169,253
                                                                                                                    ---------------

MOTION PICTURES - 1.29%
        205,200    WALT DISNEY COMPANY<<                                                                                  6,342,732
                                                                                                                    ---------------

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   EQUITY VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
OIL & GAS EXTRACTION - 4.82%
        566,100    CHESAPEAKE ENERGY CORPORATION                                                                    $    16,405,578
         99,700    DIAMOND OFFSHORE DRILLING INCORPORATED<<                                                               7,215,289

                                                                                                                         23,620,867
                                                                                                                    ---------------

PAPER & ALLIED PRODUCTS - 0.49%
         37,100    KIMBERLY-CLARK CORPORATION<<                                                                           2,424,856
                                                                                                                    ---------------

PETROLEUM REFINING & RELATED INDUSTRIES - 7.36%
         91,700    CHEVRON CORPORATION                                                                                    5,947,662
        311,000    EXXON MOBIL CORPORATION                                                                               20,868,100
         31,700    SUNOCO INCORPORATED                                                                                    1,971,423
        142,000    VALERO ENERGY CORPORATION                                                                              7,308,740

                                                                                                                         36,095,925
                                                                                                                    ---------------

PRIMARY METAL INDUSTRIES - 1.06%
        124,000    ALCOA INCORPORATED                                                                                     3,476,960
         27,500    PRECISION CASTPARTS CORPORATION                                                                        1,736,900

                                                                                                                          5,213,860
                                                                                                                    ---------------

RAILROAD TRANSPORTATION - 0.81%
        120,576    CSX CORPORATION                                                                                        3,958,510
                                                                                                                    ---------------

REAL ESTATE - 1.36%
         77,800    JONES LANG LASALLE INCORPORATED                                                                        6,650,344
                                                                                                                    ---------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 5.60%
         57,400    BEAR STEARNS COMPANIES INCORPORATED                                                                    8,041,740
        263,300    E*TRADE FINANCIAL CORPORATION+                                                                         6,298,136
        115,400    MERRILL LYNCH & COMPANY INCORPORATED<<                                                                 9,026,588
         56,500    MORGAN STANLEY                                                                                         4,119,415

                                                                                                                         27,485,879
                                                                                                                    ---------------

TOBACCO PRODUCTS - 2.58%
        136,600    ALTRIA GROUP INCORPORATED                                                                             10,456,730
         39,900    LOEWS CORPORATION - CAROLINA GROUP                                                                     2,210,061

                                                                                                                         12,666,791
                                                                                                                    ---------------

TRANSPORTATION EQUIPMENT - 2.53%
         38,000    JOHNSON CONTROLS INCORPORATED                                                                          2,726,120
        125,850    TRINITY INDUSTRIES INCORPORATED<<                                                                      4,048,595
         89,200    UNITED TECHNOLOGIES CORPORATION                                                                        5,650,820

                                                                                                                         12,425,535
                                                                                                                    ---------------

WHOLESALE TRADE NON-DURABLE GOODS - 3.00%
         99,200    AIRGAS INCORPORATED                                                                                    3,588,064
        124,600    AMERISOURCEBERGEN CORPORATION                                                                          5,631,920
         36,000    MCKESSON CORPORATION                                                                                   1,897,920
         59,700    MEDCO HEALTH SOLUTIONS INCORPORATED+                                                                   3,588,567

                                                                                                                         14,706,471
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $426,276,117)                                                                                 476,062,922
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   EQUITY VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COLLATERAL FOR SECURITIES LENDING - 15.13%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.28%
      1,383,278    SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                  $     1,383,278
                                                                                                                    ---------------

                                                                                        INTEREST
PRINCIPAL                                                                                 RATE      MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 14.85%
$       203,274    ALLIANCE & LEICESTER PLC                                               5.47%       10/25/2006            202,591
        287,833    AMERICAN GENERAL FINANCE CORPORATION+/-++                              5.36        10/15/2007            287,971
         31,981    AQUINAS FUNDING LLC++                                                  5.36        12/11/2006             31,656
        799,535    ATLAS CAPITAL FUNDING CORPORATION+/-++                                 5.31        10/20/2006            799,535
      1,599,070    ATLAS CAPITAL FUNDING CORPORATION+/-++                                 5.31        11/03/2006          1,599,070
        799,535    ATLAS CAPITAL FUNDING CORPORATION+/-++                                 5.31        12/22/2006            799,535
        799,535    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-++                      5.31        04/25/2007            799,567
        878,881    ATOMIUM FUNDING CORPORATION++                                          5.38        11/03/2006            874,776
        799,535    BANCO SANTANDER TOTTA LN+/-++                                          5.33        10/16/2007            799,511
        799,535    BANK OF AMERICA NA SERIES BKNT+/-                                      5.42        06/19/2007            799,639
        527,693    BANK ONE NA ILLINOIS SERIES BKNT+/-                                    5.55        01/12/2007            527,862
        959,442    BEAR STEARNS & COMPANY+/-                                              5.43        10/04/2006            959,442
        191,888    BEAR STEARNS & COMPANY SERIES MTNB+/-                                  5.66        01/16/2007            192,005
        367,370    BUCKINGHAM CDO LLC                                                     5.31        10/18/2006            366,514
        799,535    BUCKINGHAM III CDO LLC++                                               5.33        10/27/2006            796,617
        799,535    BUCKINGHAM III CDO LLC++                                               5.36        12/15/2006            790,940
         31,981    CAIRN HIGH GRADE FUNDING I LLC++                                       5.33        10/11/2006             31,939
        107,138    CAIRN HIGH GRADE FUNDING I LLC                                         5.32        10/26/2006            106,762
        639,628    CAIRN HIGH GRADE FUNDING I LLC++                                       5.33        11/14/2006            635,618
        183,861    CANCARA ASSET SECURITIZATION LLC++                                     5.33        10/04/2006            183,808
        365,995    CEDAR SPRINGS CAPITAL COMPANY++                                        5.28        10/03/2006            365,940
        590,057    CEDAR SPRINGS CAPITAL COMPANY                                          5.35        11/17/2006            586,103
        294,389    CEDAR SPRINGS CAPITAL COMPANY                                          5.35        12/06/2006            291,610
      1,599,070    CHEYNE FINANCE LLC++                                                   5.32        10/12/2006          1,596,735
      1,599,070    CHEYNE FINANCE LLC                                                     5.30        10/13/2006          1,596,495
        799,535    CHEYNE FINANCE LLC SERIES MTN+/-++                                     5.47        07/16/2007            799,567
      7,419,072    CITIGROUP REPURCHASE AGREEMENT (MATURITY VALUE $7,422,423)             5.42        10/02/2006          7,419,072
        960,401    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED++                     5.32        10/11/2006            959,134
        159,907    CULLINAN FINANCE CORPORATION                                           5.33        10/06/2006            159,813
         35,180    CULLINAN FINANCE CORPORATION++                                         5.34        10/12/2006             35,128
         25,585    CULLINAN FINANCE CORPORATION++                                         5.35        10/23/2006             25,507
        799,535    CULLINAN FINANCE CORPORATION SERIES MTN+/-++                           5.37        11/15/2006            799,615
      1,599,070    CULLINAN FINANCE CORPORATION SERIES MTN2+/-++                          5.29        06/25/2007          1,598,958
        799,535    DEER VALLEY FUNDING LLC                                                5.31        10/12/2006            798,368
         31,981    EDISON ASSET SECURITIZATION LLC                                        5.44        12/11/2006             31,656
      2,007,440    FAIRWAY FINANCE CORPORATION++                                          5.38        10/02/2006          2,007,440
         57,662    FAIRWAY FINANCE CORPORATION                                            5.35        10/23/2006             57,486
      9,594,420    FIRST BOSTON REPURCHASE AGREEMENT (MATURITY VALUE $9,598,761)          5.43        10/02/2006          9,594,420
        161,826    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                         5.36        10/12/2006            161,590
         70,359    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                       5.50        10/27/2006             70,102
         39,977    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                         5.46        11/06/2006             39,773
        469,263    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                       5.34        11/15/2006            466,250

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   EQUITY VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
       $ 39,977    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                         5.49%       11/27/2006    $        39,651
         51,170    GEMINI SECURITIZATION LLC++                                            5.35        10/30/2006             50,961
        775,229    GEORGE STREET FINANCE LLC++                                            5.36        10/12/2006            774,097
      1,285,013    GEORGE STREET FINANCE LLC++                                            5.33        10/16/2006          1,282,378
        667,612    GOLDMAN SACHS GROUP INCORPORATED SERIES MTNB+/-                        5.66        10/27/2006            667,745
        458,933    GOLDMAN SACHS GROUP INCORPORATED SERIES MTNB+/-                        5.46        03/30/2007            459,282
         95,944    GRAMPIAN FUNDING LLC++                                                 5.23        10/02/2006             95,944
         63,963    HARRIER FINANCE FUNDING LLC SERIES MTN+/-++                            5.48        05/15/2007             63,985
        111,935    HBOS TREASURY SERVICES PLC+/-++                                        5.58        01/12/2007            111,999
        448,539    HSBC BANK USA+/-                                                       5.41        12/14/2006            448,615
      1,119,349    IBM CORPORATION SERIES MTN+/-                                          5.36        06/28/2007          1,119,931
         80,561    ING AMERICA INSURANCE HOLDINGS INCORPORATED                            5.33        10/10/2006             80,467
      2,078,791    ING USA ANNUITY & LIFE INSURANCE+/-                                    5.40        09/17/2007          2,078,791
        799,535    INTESA BANK (IRELAND) PLC SERIES BKNT+/-++                             5.33        10/25/2007            799,463
        115,133    JUPITER SECURITIZATION CORPORATION++                                   5.34        10/13/2006            114,948
        390,173    K2 (USA) LLC                                                           5.34        11/10/2006            387,953
        479,721    KAUPTHING BANK SERIES MTN+/-++                                         5.39        03/20/2007            479,424
        113,598    KESTREL FUNDING (US) LLC++                                             5.36        10/05/2006            113,548
        137,136    KESTREL FUNDING (US) LLC                                               5.35        10/06/2006            137,055
        295,508    KLIO FUNDING CORPORATION++                                             5.39        11/03/2006            294,128
        644,169    KLIO III FUNDING CORPORATION++                                         5.30        10/19/2006            642,572
        558,555    KLIO III FUNDING CORPORATION++                                         5.41        10/20/2006            557,092
         55,872    LIBERTY STREET FUNDING CORPORATION                                     5.35        10/25/2006             55,684
         63,963    LIBERTY STREET FUNDING CORPORATION                                     5.34        11/15/2006             63,552
        799,535    LIQUID FUNDING LIMITED                                                 5.34        10/10/2006            798,600
        479,721    LIQUID FUNDING LIMITED+/-++                                            5.29        12/01/2006            479,721
        799,535    LIQUID FUNDING LIMITED++                                               5.35        12/07/2006            791,867
        479,721    LIQUID FUNDING LIMITED                                                 5.49        12/28/2006            473,657
        191,888    LIQUID FUNDING LIMITED SERIES MTN+/-++                                 5.34        02/20/2007            191,917
        319,814    MBIA GLOBAL FUNDING LLC+/-++                                           5.33        02/20/2007            319,830
      1,607,065    MERRILL LYNCH & COMPANY SERIES MTN+/-                                  5.66        10/27/2006          1,607,355
         47,972    MONT BLANC CAPITAL CORPORATION                                         5.35        10/27/2006             47,797
        959,442    MORGAN STANLEY+/-                                                      5.45        10/10/2006            959,442
        180,695    MORGAN STANLEY+/-                                                      5.50        11/09/2006            180,722
        190,929    MORGAN STANLEY+/-                                                      5.55        11/24/2006            190,986
        538,087    MORGAN STANLEY+/-                                                      5.64        01/12/2007            538,345
        799,535    MORGAN STANLEY+/-                                                      5.61        07/27/2007            800,446
        147,914    MORGAN STANLEY SERIES EXL+/-                                           5.39        10/15/2007            147,938
        175,898    NATIONWIDE BUILDING SOCIETY+/-++                                       5.51        12/11/2006            175,965
        572,947    NATIONWIDE BUILDING SOCIETY+/-++                                       5.61        07/20/2007            573,646
        447,740    NIEUW AMSTERDAM RECEIVABLES CORPORATION                                5.34        10/02/2006            447,740
         34,252    NORTH SEA FUNDING LLC                                                  5.42        10/23/2006             34,147
        500,989    NORTH SEA FUNDING LLC                                                  5.33        11/09/2006            498,213
      1,599,070    NORTHERN ROCK PLC+/-++SS.                                              5.33        11/05/2007          1,599,230
        479,721    PARAGON MORTGAGES PLC SERIES 12A+/-++                                  5.31        10/15/2006            479,721
        129,365    RACERS TRUST SERIES 2004-6-MM+/-++                                     5.35        09/22/2006            129,383
      1,277,145    REGENCY MARKETS #1 LLC++                                               5.34        10/06/2006          1,276,392

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   EQUITY VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL           SECURITY NAME                                                         RATE      MATURITY DATE         VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$        61,916    REGENCY MARKETS #1 LLC++                                               5.34%       10/16/2006    $        61,789
      1,599,070    SCALDIS CAPITAL LIMITED                                                5.32        10/31/2006          1,592,290
        639,628    SLM CORPORATION+/-++                                                   5.33        10/12/2007            639,794
        543,684    STANFIELD VICTORIA FUNDING LLC                                         5.40        11/27/2006            539,253
        369,801    TANGO FINANCE CORPORATION SERIES MTN+/-++                              5.39        10/25/2006            369,812
        765,091    THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++                   5.30        10/06/2006            764,640
         35,691    THUNDER BAY FUNDING LLC++                                              5.34        10/31/2006             35,540
         37,546    TICONDEROGA FUNDING LLC++                                              5.35        10/12/2006             37,491
        184,884    TRAVELERS INSURANCE COMPANY+/-                                         5.40        02/09/2007            184,881
        799,535    UNICREDITO ITALIANO BANK (IRELAND) SERIES EXL+/-++                     5.34        06/15/2007            799,551
        799,535    UNICREDITO ITALIANO BANK (IRELAND) SERIES LIB+/-++                     5.34        03/09/2007            799,663
      1,055,386    UNITEDHEALTH GROUP INCORPORATED                                        5.42        10/31/2006          1,050,911
         63,963    VERSAILLES CDS LLC++                                                   5.35        10/20/2006             63,795
        480,936    WHISTLEJACKET CAPITAL LIMITED                                          5.31        10/16/2006            479,950
        151,336    WHITE PINE FINANCE LLC                                                 5.30        10/02/2006            151,336
        559,611    WHITE PINE FINANCE LLC                                                 5.31        10/16/2006            558,464

                                                                                                                         72,837,605
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $74,220,883)                                                               74,220,883
                                                                                                                    ---------------

SHARES
SHORT-TERM INVESTMENTS - 3.20%
     15,686,954    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                          15,686,954
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $15,686,954)                                                                          15,686,954
                                                                                                                    ---------------
TOTAL INVESTMENTS IN SECURITIES
(COST $516,183,954)*                               115.38%                                                          $   565,970,759

OTHER ASSETS AND LIABILITIES, NET                  (15.38)                                                              (75,455,374)
                                                   ------                                                           ---------------

TOTAL NET ASSETS                                   100.00%                                                          $   490,515,385
                                                   ======                                                           ===============

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+     NON-INCOME EARNING SECURITIES.

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

SS. THESE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE EFFECTIVE MATURITY.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

+++   SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $15,686,954.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $516,727,133 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

         GROSS UNREALIZED APPRECIATION                              $57,872,423
         GROSS UNREALIZED DEPRECIATION                               (8,628,797)
                                                                    -----------
         NET UNREALIZED APPRECIATION (DEPRECIATION)                 $49,243,626

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 99.38%

AMUSEMENT & RECREATION SERVICES - 0.22%
         39,117    HARRAH'S ENTERTAINMENT INCORPORATED                                                              $     2,598,542
         71,450    INTERNATIONAL GAME TECHNOLOGY                                                                          2,965,175

                                                                                                                          5,563,717
                                                                                                                    ---------------

APPAREL & ACCESSORY STORES - 0.41%
        113,368    GAP INCORPORATED                                                                                       2,148,324
         68,922    KOHL'S CORPORATION+                                                                                    4,474,416
         71,504    LIMITED BRANDS                                                                                         1,894,141
         48,080    NORDSTROM INCORPORATED                                                                                 2,033,784

                                                                                                                         10,550,665
                                                                                                                    ---------------

APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 0.12%
         23,751    JONES APPAREL GROUP INCORPORATED                                                                         770,482
         21,719    LIZ CLAIBORNE INCORPORATED                                                                               858,118
         18,680    VF CORPORATION                                                                                         1,362,706

                                                                                                                          2,991,306
                                                                                                                    ---------------

AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS - 0.07%
         32,282    AUTONATION INCORPORATED<<+                                                                               674,694
         11,104    AUTOZONE INCORPORATED<<+                                                                               1,147,043

                                                                                                                          1,821,737
                                                                                                                    ---------------

AUTOMOTIVE REPAIR, SERVICES & PARKING - 0.03%
         13,047    RYDER SYSTEM INCORPORATED                                                                                674,269
                                                                                                                    ---------------

BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS - 0.24%
         24,951    CENTEX CORPORATION<<                                                                                   1,312,922
         57,346    D.R. HORTON INCORPORATED                                                                               1,373,437
         16,532    KB HOME                                                                                                  724,102
         29,137    LENNAR CORPORATION CLASS A<<                                                                           1,318,449
         44,560    PULTE HOMES INCORPORATED<<                                                                             1,419,682

                                                                                                                          6,148,592
                                                                                                                    ---------------

BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS - 1.02%
        434,513    HOME DEPOT INCORPORATED                                                                               15,759,787
        321,652    LOWE'S COMPANIES INCORPORATED                                                                          9,025,555
         23,722    SHERWIN-WILLIAMS COMPANY                                                                               1,323,213

                                                                                                                         26,108,555
                                                                                                                    ---------------

BUSINESS SERVICES - 6.15%
        121,926    ADOBE SYSTEMS INCORPORATED+                                                                            4,566,129
         24,961    AFFILIATED COMPUTER SERVICES INCORPORATED CLASS A+                                                     1,294,477
         48,776    AUTODESK INCORPORATED+                                                                                 1,696,429
        116,956    AUTOMATIC DATA PROCESSING INCORPORATED                                                                 5,536,697
         43,149    BMC SOFTWARE INCORPORATED<<+                                                                           1,174,516
         86,449    CA INCORPORATED<<                                                                                      2,047,977
         38,694    CITRIX SYSTEMS INCORPORATED+                                                                           1,401,110
         36,149    COMPUTER SCIENCES CORPORATION+                                                                         1,775,639

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
BUSINESS SERVICES (CONTINUED)
         78,421    COMPUWARE CORPORATION+                                                                           $       610,900
         29,228    CONVERGYS CORPORATION+                                                                                   603,558
        247,308    EBAY INCORPORATED+                                                                                     7,013,655
         64,557    ELECTRONIC ARTS INCORPORATED+                                                                          3,594,534
        108,966    ELECTRONIC DATA SYSTEMS CORPORATION                                                                    2,671,846
         26,657    EQUIFAX INCORPORATED                                                                                     978,578
        161,078    FIRST DATA CORPORATION                                                                                 6,765,276
         36,678    FISERV INCORPORATED+                                                                                   1,727,167
         44,850    GOOGLE INCORPORATED CLASS A+                                                                          18,025,215
         42,418    IMS HEALTH INCORPORATED                                                                                1,130,016
         92,796    INTERPUBLIC GROUP OF COMPANIES INCORPORATED<<+                                                           918,680
         71,932    INTUIT INCORPORATED<<+                                                                                 2,308,298
        119,099    JUNIPER NETWORKS INCORPORATED<<+                                                                       2,058,031
      1,818,262    MICROSOFT CORPORATION                                                                                 49,693,100
         27,023    MONSTER WORLDWIDE INCORPORATED+                                                                          977,962
         37,934    NCR CORPORATION+                                                                                       1,497,634
         71,367    NOVELL INCORPORATED+                                                                                     436,766
         36,166    OMNICOM GROUP INCORPORATED                                                                             3,385,138
        849,116    ORACLE CORPORATION<<+                                                                                 15,063,318
         23,503    PARAMETRIC TECHNOLOGY CORPORATION+                                                                       410,366
         36,063    ROBERT HALF INTERNATIONAL INCORPORATED                                                                 1,225,060
        738,753    SUN MICROSYSTEMS INCORPORATED+                                                                         3,671,602
        208,239    SYMANTEC CORPORATION<<+                                                                                4,431,326
         72,369    UNISYS CORPORATION+                                                                                      409,609
         51,605    VERISIGN INCORPORATED+                                                                                 1,042,421
        261,682    YAHOO! INCORPORATED<<+                                                                                 6,615,321

                                                                                                                        156,758,351
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 10.00%
        321,626    ABBOTT LABORATORIES<<                                                                                 15,618,159
         46,384    AIR PRODUCTS & CHEMICALS INCORPORATED                                                                  3,078,506
         16,428    ALBERTO-CULVER COMPANY CLASS B                                                                           831,093
        246,423    AMGEN INCORPORATED+                                                                                   17,626,637
         19,873    AVERY DENNISON CORPORATION                                                                             1,195,758
         94,242    AVON PRODUCTS INCORPORATED                                                                             2,889,460
         22,376    BARR PHARMACEUTICALS INCORPORATED+                                                                     1,162,209
         72,331    BIOGEN IDEC INCORPORATED<<+                                                                            3,231,749
        413,987    BRISTOL-MYERS SQUIBB COMPANY                                                                          10,316,556
         31,820    CLOROX COMPANY                                                                                         2,004,660
        108,714    COLGATE-PALMOLIVE COMPANY                                                                              6,751,139
        201,955    DOW CHEMICAL COMPANY                                                                                   7,872,206
        194,051    E.I. DU PONT DE NEMOURS & COMPANY                                                                      8,313,145
         17,317    EASTMAN CHEMICAL COMPANY                                                                                 935,464
         37,609    ECOLAB INCORPORATED                                                                                    1,610,417
        207,030    ELI LILLY & COMPANY                                                                                   11,800,710
         27,195    ESTEE LAUDER COMPANIES INCORPORATED CLASS A                                                            1,096,774
         66,936    FOREST LABORATORIES INCORPORATED+                                                                      3,387,631
         55,023    GENZYME CORPORATION+                                                                                   3,712,402

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
CHEMICALS & ALLIED PRODUCTS (CONTINUED)
         96,172    GILEAD SCIENCES INCORPORATED<<+                                                                  $     6,607,016
         33,051    HOSPIRA INCORPORATED+                                                                                  1,264,862
         16,606    INTERNATIONAL FLAVORS & FRAGRANCES INCORPORATED                                                          656,601
         51,175    KING PHARMACEUTICALS INCORPORATED<<+                                                                     871,510
         50,403    MEDIMMUNE INCORPORATED+                                                                                1,472,272
        458,108    MERCK & COMPANY INCORPORATED                                                                          19,194,725
        114,268    MONSANTO COMPANY                                                                                       5,371,739
         44,378    MYLAN LABORATORIES INCORPORATED                                                                          893,329
      1,534,962    PFIZER INCORPORATED                                                                                   43,531,522
         34,771    PPG INDUSTRIES INCORPORATED                                                                            2,332,439
         67,861    PRAXAIR INCORPORATED                                                                                   4,014,657
        668,404    PROCTER & GAMBLE COMPANY                                                                              41,427,680
         30,219    ROHM & HAAS COMPANY                                                                                    1,430,870
        311,841    SCHERING-PLOUGH CORPORATION                                                                            6,888,568
         13,972    SIGMA-ALDRICH CORPORATION                                                                              1,057,261
        283,281    WYETH                                                                                                 14,402,006

                                                                                                                        254,851,732
                                                                                                                    ---------------

COAL MINING - 0.05%
         38,598    CONSOL ENERGY INCORPORATED                                                                             1,224,715
                                                                                                                    ---------------

COMMUNICATIONS - 4.31%
         81,710    ALLTEL CORPORATION                                                                                     4,534,905
        817,676    AT&T INCORPORATED<<                                                                                   26,623,531
         96,198    AVAYA INCORPORATED+                                                                                    1,100,505
        382,252    BELLSOUTH CORPORATION                                                                                 16,341,273
         24,506    CENTURYTEL INCORPORATED                                                                                  972,153
        104,478    CLEAR CHANNEL COMMUNICATIONS INCORPORATED                                                              3,014,190
        440,565    COMCAST CORPORATION CLASS A<<+                                                                        16,234,820
         31,391    EMBARQ CORPORATION<<                                                                                   1,518,383
        336,907    QWEST COMMUNICATIONS INTERNATIONAL INCORPORATED<<+                                                     2,937,829
        628,899    SPRINT NEXTEL CORPORATION                                                                             10,785,618
         52,818    UNIVISION COMMUNICATIONS INCORPORATED CLASS A+                                                         1,813,770
        610,225    VERIZON COMMUNICATIONS INCORPORATED                                                                   22,657,654
         99,804    WINDSTREAM CORPORATION                                                                                 1,316,415

                                                                                                                        109,851,046
                                                                                                                    ---------------

DEPOSITORY INSTITUTIONS - 10.85%
         72,090    AMSOUTH BANCORPORATION                                                                                 2,093,494
        952,767    BANK OF AMERICA CORPORATION                                                                           51,039,728
        160,650    BANK OF NEW YORK COMPANY INCORPORATED                                                                  5,664,519
        113,055    BB&T CORPORATION                                                                                       4,949,548
      1,040,776    CITIGROUP INCORPORATED                                                                                51,695,344
         34,147    COMERICA INCORPORATED                                                                                  1,943,647
         39,260    COMMERCE BANCORP INCORPORATED                                                                          1,441,235
         27,238    COMPASS BANCSHARES INCORPORATED                                                                        1,552,021
        117,445    FIFTH THIRD BANCORP                                                                                    4,472,306
         26,092    FIRST HORIZON NATIONAL CORPORATION                                                                       991,757

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
DEPOSITORY INSTITUTIONS (CONTINUED)
         55,955    GOLDEN WEST FINANCIAL CORPORATION                                                                $     4,322,524
         50,004    HUNTINGTON BANCSHARES INCORPORATED                                                                     1,196,596
        730,788    JPMORGAN CHASE & COMPANY                                                                              34,317,804
         84,900    KEYCORP                                                                                                3,178,656
         16,358    M&T BANK CORPORATION                                                                                   1,962,306
         53,533    MARSHALL & ILSLEY CORPORATION                                                                          2,579,220
         86,614    MELLON FINANCIAL CORPORATION                                                                           3,386,607
        127,332    NATIONAL CITY CORPORATION<<                                                                            4,660,351
         98,066    NORTH FORK BANCORPORATION INCORPORATED                                                                 2,808,610
         39,451    NORTHERN TRUST CORPORATION                                                                             2,305,122
         61,987    PNC FINANCIAL SERVICES GROUP                                                                           4,490,338
         95,711    REGIONS FINANCIAL CORPORATION<<                                                                        3,521,208
         75,495    SOVEREIGN BANCORP INCORPORATED<<                                                                       1,623,903
         69,710    STATE STREET CORPORATION                                                                               4,349,904
         76,797    SUNTRUST BANKS INCORPORATED                                                                            5,934,872
         68,213    SYNOVUS FINANCIAL CORPORATION                                                                          2,003,416
        374,125    US BANCORP                                                                                            12,428,433
        344,187    WACHOVIA CORPORATION<<                                                                                19,205,635
        202,829    WASHINGTON MUTUAL INCORPORATED<<                                                                       8,816,977
        708,851    WELLS FARGO & COMPANY+++                                                                              25,646,229
         22,457    ZIONS BANCORPORATION                                                                                   1,792,293

                                                                                                                        276,374,603
                                                                                                                    ---------------

EATING & DRINKING PLACES - 0.63%
         30,756    DARDEN RESTAURANTS INCORPORATED                                                                        1,306,207
        258,160    MCDONALD'S CORPORATION                                                                                10,099,219
         24,771    WENDY'S INTERNATIONAL INCORPORATED                                                                     1,659,657
         56,991    YUM! BRANDS INCORPORATED<<                                                                             2,966,382

                                                                                                                         16,031,465
                                                                                                                    ---------------

EDUCATIONAL SERVICES - 0.06%
         29,460    APOLLO GROUP INCORPORATED CLASS A+                                                                     1,450,610
                                                                                                                    ---------------

ELECTRIC, GAS & SANITARY SERVICES - 3.90%
        139,240    AES CORPORATION+                                                                                       2,839,104
         34,648    ALLEGHENY ENERGY INCORPORATED+                                                                         1,391,810
         53,393    ALLIED WASTE INDUSTRIES INCORPORATED<<+                                                                  601,739
         43,338    AMEREN CORPORATION<<                                                                                   2,287,813
         82,937    AMERICAN ELECTRIC POWER COMPANY INCORPORATED                                                           3,016,419
         65,631    CENTERPOINT ENERGY INCORPORATED<<                                                                        939,836
         67,540    CITIZENS COMMUNICATIONS COMPANY<<                                                                        948,262
         46,647    CMS ENERGY CORPORATION<<+                                                                                673,583
         51,885    CONSOLIDATED EDISON INCORPORATED<<                                                                     2,397,087
         37,821    CONSTELLATION ENERGY GROUP INCORPORATED<<                                                              2,239,003
         74,279    DOMINION RESOURCES INCORPORATED<<                                                                      5,681,601
         37,421    DTE ENERGY COMPANY<<                                                                                   1,553,346
        263,778    DUKE ENERGY CORPORATION<<                                                                              7,966,096
         79,623    DYNEGY INCORPORATED CLASS A+                                                                             441,111
         68,588    EDISON INTERNATIONAL                                                                                   2,856,004

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
ELECTRIC, GAS & SANITARY SERVICES (CONTINUED)
        146,508    EL PASO CORPORATION<<                                                                            $     1,998,369
         43,862    ENTERGY CORPORATION                                                                                    3,431,324
        140,937    EXELON CORPORATION                                                                                     8,532,326
         69,435    FIRSTENERGY CORPORATION                                                                                3,878,639
         85,136    FPL GROUP INCORPORATED<<                                                                               3,831,120
         36,845    KEYSPAN CORPORATION<<                                                                                  1,515,803
         22,554    KINDER MORGAN INCORPORATED                                                                             2,364,787
          9,375    NICOR INCORPORATED                                                                                       400,875
         57,428    NISOURCE INCORPORATED                                                                                  1,248,485
          8,098    PEOPLES ENERGY CORPORATION                                                                               329,184
         73,273    PG&E CORPORATION                                                                                       3,051,820
         20,941    PINNACLE WEST CAPITAL CORPORATION                                                                        943,392
         80,203    PPL CORPORATION                                                                                        2,638,679
         53,333    PROGRESS ENERGY INCORPORATED<<                                                                         2,420,252
         52,991    PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED<<                                                         3,242,519
         54,989    SEMPRA ENERGY                                                                                          2,763,197
         43,976    TECO ENERGY INCORPORATED                                                                                 688,224
        156,262    THE SOUTHERN COMPANY<<                                                                                 5,384,789
         97,126    TXU CORPORATION                                                                                        6,072,318
        113,783    WASTE MANAGEMENT INCORPORATED                                                                          4,173,542
        125,425    WILLIAMS COMPANIES INCORPORATED                                                                        2,993,895
         85,462    XCEL ENERGY INCORPORATED<<                                                                             1,764,790

                                                                                                                         99,501,143
                                                                                                                    ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 8.77%
         24,678    ADC TELECOMMUNICATIONS INCORPORATED<<+                                                                   370,170
        102,285    ADVANCED MICRO DEVICES INCORPORATED<<+                                                                 2,541,782
         75,637    ALTERA CORPORATION+                                                                                    1,390,208
         35,688    AMERICAN POWER CONVERSION CORPORATION<<                                                                  783,708
         74,280    ANALOG DEVICES INCORPORATED                                                                            2,183,089
         98,722    BROADCOM CORPORATION CLASS A+                                                                          2,995,225
         17,776    CIENA CORPORATION+                                                                                       484,384
      1,285,117    CISCO SYSTEMS INCORPORATED+                                                                           29,557,691
         42,525    COMVERSE TECHNOLOGY INCORPORATED<<+                                                                      911,736
         19,269    COOPER INDUSTRIES LIMITED CLASS A                                                                      1,642,104
         85,826    EMERSON ELECTRIC COMPANY                                                                               7,197,368
         85,400    FREESCALE SEMICONDUCTOR INCORPORATED CLASS B+                                                          3,246,053
      2,173,226    GENERAL ELECTRIC COMPANY                                                                              76,714,878
         13,720    HARMAN INTERNATIONAL INDUSTRIES INCORPORATED                                                           1,144,797
      1,214,253    INTEL CORPORATION                                                                                     24,977,184
         38,880    JABIL CIRCUIT INCORPORATED                                                                             1,110,802
        354,690    JDS UNIPHASE CORPORATION<<+                                                                              776,771
         41,910    KLA-TENCOR CORPORATION<<                                                                               1,863,738
         25,899    L-3 COMMUNICATIONS HOLDINGS INCORPORATED                                                               2,028,669
         63,416    LINEAR TECHNOLOGY CORPORATION                                                                          1,973,506
         84,119    LSI LOGIC CORPORATION+                                                                                   691,458
        943,533    LUCENT TECHNOLOGIES INCORPORATED<<+                                                                    2,207,867
         67,510    MAXIM INTEGRATED PRODUCTS INCORPORATED<<                                                               1,895,006

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT (CONTINUED)
        153,651    MICRON TECHNOLOGY INCORPORATED+                                                                  $     2,673,527
         29,771    MOLEX INCORPORATED                                                                                     1,160,176
        515,770    MOTOROLA INCORPORATED                                                                                 12,894,250
         62,665    NATIONAL SEMICONDUCTOR CORPORATION                                                                     1,474,507
         78,399    NETWORK APPLIANCE INCORPORATED<<+                                                                      2,901,547
         25,944    NOVELLUS SYSTEMS INCORPORATED<<+                                                                         717,611
         74,209    NVIDIA CORPORATION+                                                                                    2,195,844
         43,996    PMC-SIERRA INCORPORATED<<+                                                                               261,336
         33,542    QLOGIC CORPORATION+                                                                                      633,944
        347,749    QUALCOMM INCORPORATED                                                                                 12,640,676
         36,084    ROCKWELL COLLINS INCORPORATED                                                                          1,978,847
        112,169    SANMINA-SCI CORPORATION+                                                                                 419,512
         94,247    TELLABS INCORPORATED+                                                                                  1,032,947
        322,632    TEXAS INSTRUMENTS INCORPORATED                                                                        10,727,514
         16,467    WHIRLPOOL CORPORATION                                                                                  1,385,039
         71,548    XILINX INCORPORATED                                                                                    1,570,479

                                                                                                                        223,355,950
                                                                                                                    ---------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 0.37%
         18,438    FLUOR CORPORATION                                                                                      1,417,698
         49,849    MOODY'S CORPORATION                                                                                    3,259,128
         71,258    PAYCHEX INCORPORATED                                                                                   2,625,857
         34,029    QUEST DIAGNOSTICS INCORPORATED                                                                         2,081,214

                                                                                                                          9,383,897
                                                                                                                    ---------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 0.31%
         21,936    BALL CORPORATION                                                                                         887,311
         31,751    FORTUNE BRANDS INCORPORATED                                                                            2,384,818
         88,466    ILLINOIS TOOL WORKS INCORPORATED                                                                       3,972,123
         12,220    SNAP-ON INCORPORATED<<                                                                                   544,401

                                                                                                                          7,788,653
                                                                                                                    ---------------

FINANCIAL SERVICES - 0.03%
         43,507    JANUS CAPITAL GROUP INCORPORATED                                                                         857,958
                                                                                                                    ---------------

FOOD & KINDRED PRODUCTS - 3.22%
        161,826    ANHEUSER-BUSCH COMPANIES INCORPORATED                                                                  7,688,353
        138,038    ARCHER-DANIELS-MIDLAND COMPANY                                                                         5,228,879
         48,547    CAMPBELL SOUP COMPANY                                                                                  1,771,966
         58,018    COCA-COLA ENTERPRISES INCORPORATED                                                                     1,208,515
        107,539    CONAGRA FOODS INCORPORATED<<                                                                           2,632,555
         44,394    CONSTELLATION BRANDS INCORPORATED CLASS A<<+                                                           1,277,659
         74,272    GENERAL MILLS INCORPORATED                                                                             4,203,795
         69,781    H.J. HEINZ COMPANY                                                                                     2,925,917
         23,858    HERCULES INCORPORATED+                                                                                   376,241
         36,972    HERSHEY FOODS CORPORATION                                                                              1,976,153
         52,613    KELLOGG COMPANY                                                                                        2,605,396
         27,754    MCCORMICK & COMPANY INCORPORATED                                                                       1,054,097
          9,610    MOLSON COORS BREWING COMPANY<<                                                                           662,129

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
FOOD & KINDRED PRODUCTS (CONTINUED)
         28,596    PEPSI BOTTLING GROUP INCORPORATED                                                                $     1,015,158
        347,072    PEPSICO INCORPORATED                                                                                  22,649,919
        160,020    SARA LEE CORPORATION<<                                                                                 2,571,521
        429,015    THE COCA-COLA COMPANY                                                                                 19,168,390
         53,041    TYSON FOODS INCORPORATED CLASS A<<                                                                       842,291
         46,155    WM. WRIGLEY JR. COMPANY                                                                                2,125,899

                                                                                                                         81,984,833
                                                                                                                    ---------------

FOOD STORES - 0.53%
        152,100    KROGER COMPANY                                                                                         3,519,594
         93,595    SAFEWAY INCORPORATED                                                                                   2,840,608
        159,163    STARBUCKS CORPORATION<<+                                                                               5,419,500
         29,720    WHOLE FOODS MARKET INCORPORATED<<                                                                      1,766,260

                                                                                                                         13,545,962
                                                                                                                    ---------------

FORESTRY - 0.12%
         51,839    WEYERHAEUSER COMPANY                                                                                   3,189,654
                                                                                                                    ---------------

FURNITURE & FIXTURES - 0.19%
         38,031    LEGGETT & PLATT INCORPORATED                                                                             951,916
         83,806    MASCO CORPORATION                                                                                      2,297,961
         58,291    NEWELL RUBBERMAID INCORPORATED<<                                                                       1,650,801

                                                                                                                          4,900,678
                                                                                                                    ---------------

GENERAL MERCHANDISE STORES - 2.02%
         22,918    BIG LOTS INCORPORATED<<+                                                                                 454,006
         65,672    DOLLAR GENERAL CORPORATION                                                                               895,109
         31,921    FAMILY DOLLAR STORES INCORPORATED                                                                        933,370
        114,424    FEDERATED DEPARTMENT STORES INCORPORATED                                                               4,944,261
         47,199    JC PENNEY COMPANY INCORPORATED                                                                         3,227,940
         17,510    SEARS HOLDINGS CORPORATION<<+                                                                          2,768,156
        180,768    TARGET CORPORATION                                                                                     9,987,432
         94,626    TJX COMPANIES INCORPORATED                                                                             2,652,367
        517,810    WAL-MART STORES INCORPORATED                                                                          25,538,389

                                                                                                                         51,401,030
                                                                                                                    ---------------

HEALTH SERVICES - 0.57%
         89,870    CAREMARK RX INCORPORATED                                                                               5,092,933
         89,241    HCA INCORPORATED                                                                                       4,452,233
         50,583    HEALTH MANAGEMENT ASSOCIATES INCORPORATED CLASS A                                                      1,057,185
         26,356    LABORATORY CORPORATION OF AMERICA HOLDINGS<<+                                                          1,728,163
         15,506    MANOR CARE INCORPORATED<<                                                                                810,654
         99,218    TENET HEALTHCARE CORPORATION+                                                                            807,635
         21,518    WATSON PHARMACEUTICALS INCORPORATED+                                                                     563,126

                                                                                                                         14,511,929
                                                                                                                    ---------------

HOLDING & OTHER INVESTMENT OFFICES - 1.08%
         20,497    APARTMENT INVESTMENT & MANAGEMENT COMPANY CLASS A                                                      1,115,242
         45,102    ARCHSTONE-SMITH TRUST                                                                                  2,455,353

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
HOLDING & OTHER INVESTMENT OFFICES (CONTINUED)
         24,061    BOSTON PROPERTIES INCORPORATED                                                                   $     2,486,464
         73,706    EQUITY OFFICE PROPERTIES TRUST                                                                         2,930,551
         61,250    EQUITY RESIDENTIAL<<                                                                                   3,098,025
         45,593    KIMCO REALTY CORPORATION                                                                               1,954,572
         37,727    PLUM CREEK TIMBER COMPANY                                                                              1,284,227
         51,600    PROLOGIS                                                                                               2,944,296
         25,527    PUBLIC STORAGE INCORPORATED                                                                            2,195,067
         46,559    SIMON PROPERTY GROUP INCORPORATED<<                                                                    4,219,177
         25,657    VORNADO REALTY TRUST<<                                                                                 2,796,613

                                                                                                                         27,479,587
                                                                                                                    ---------------

HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 0.32%
         59,412    BED BATH & BEYOND INCORPORATED+                                                                        2,273,103
         85,589    BEST BUY COMPANY INCORPORATED                                                                          4,584,147
         29,681    CIRCUIT CITY STORES INCORPORATED                                                                         745,290
         28,568    RADIO SHACK CORPORATION<<                                                                                551,362

                                                                                                                          8,153,902
                                                                                                                    ---------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 0.35%
         81,214    HILTON HOTELS CORPORATION<<                                                                            2,261,810
         72,333    MARRIOTT INTERNATIONAL INCORPORATED CLASS A                                                            2,794,947
         45,851    STARWOOD HOTELS & RESORTS WORLDWIDE INCORPORATED                                                       2,622,219
         42,179    WYNDHAM WORLDWIDE CORPORATION+                                                                         1,179,747

                                                                                                                          8,858,723
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 5.42%
        158,567    3M COMPANY                                                                                            11,800,556
         36,732    AMERICAN STANDARD COMPANIES INCORPORATED                                                               1,541,642
        179,045    APPLE COMPUTER INCORPORATED+                                                                          13,791,836
        292,388    APPLIED MATERIALS INCORPORATED<<                                                                       5,184,039
         69,249    BAKER HUGHES INCORPORATED                                                                              4,722,782
         15,588    BLACK & DECKER CORPORATION<<                                                                           1,236,908
        138,045    CATERPILLAR INCORPORATED                                                                               9,083,361
         11,064    CUMMINS INCORPORATED<<                                                                                 1,319,161
         48,670    DEERE & COMPANY                                                                                        4,083,900
        478,209    DELL INCORPORATED<<+                                                                                  10,922,294
         42,845    DOVER CORPORATION                                                                                      2,032,567
         31,577    EATON CORPORATION                                                                                      2,174,076
        483,867    EMC CORPORATION+                                                                                       5,796,727
        576,592    HEWLETT-PACKARD COMPANY                                                                               21,155,160
         67,731    INGERSOLL-RAND COMPANY CLASS A<<                                                                       2,572,423
        320,370    INTERNATIONAL BUSINESS MACHINES CORPORATION                                                           26,251,118
         21,112    LEXMARK INTERNATIONAL INCORPORATED+                                                                    1,217,318
         36,919    NATIONAL-OILWELL VARCO INCORPORATED<<+                                                                 2,161,607
         26,279    PALL CORPORATION                                                                                         809,656
         25,307    PARKER HANNIFIN CORPORATION                                                                            1,967,113
         46,636    PITNEY BOWES INCORPORATED                                                                              2,069,239
         41,251    SANDISK CORPORATION<<+                                                                                 2,208,579

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT (CONTINUED)
         42,201    SMITH INTERNATIONAL INCORPORATED                                                                 $     1,637,399
        192,528    SOLECTRON CORPORATION+                                                                                   627,641
         17,034    STANLEY WORKS                                                                                            849,145
         53,457    SYMBOL TECHNOLOGIES INCORPORATED<<                                                                       794,371

                                                                                                                        138,010,618
                                                                                                                    ---------------

INSURANCE AGENTS, BROKERS & SERVICE - 0.36%
         66,200    AON CORPORATION<<                                                                                      2,242,194
         34,748    HUMANA INCORPORATED+                                                                                   2,296,495
        115,866    MARSH & MCLENNAN COMPANIES INCORPORATED                                                                3,261,628
         72,105    UNUMPROVIDENT CORPORATION                                                                              1,398,116

                                                                                                                          9,198,433
                                                                                                                    ---------------

INSURANCE CARRIERS - 5.80%
         68,456    ACE LIMITED                                                                                            3,746,597
        115,299    AETNA INCORPORATED                                                                                     4,560,075
        104,477    AFLAC INCORPORATED                                                                                     4,780,868
        132,520    ALLSTATE CORPORATION                                                                                   8,312,980
         22,297    AMBAC FINANCIAL GROUP INCORPORATED                                                                     1,845,077
        547,079    AMERICAN INTERNATIONAL GROUP INCORPORATED                                                             36,249,455
         86,481    CHUBB CORPORATION                                                                                      4,493,553
         23,344    CIGNA CORPORATION                                                                                      2,715,374
         36,466    CINCINNATI FINANCIAL CORPORATION                                                                       1,752,556
         95,784    GENWORTH FINANCIAL INCORPORATED                                                                        3,353,398
         64,048    HARTFORD FINANCIAL SERVICES GROUP INCORPORATED                                                         5,556,164
         60,445    LINCOLN NATIONAL CORPORATION                                                                           3,752,426
         96,224    LOEWS CORPORATION                                                                                      3,646,890
         28,368    MBIA INCORPORATED<<                                                                                    1,742,930
        159,863    METLIFE INCORPORATED                                                                                   9,061,035
         17,780    MGIC INVESTMENT CORPORATION<<                                                                          1,066,267
         56,689    PRINCIPAL FINANCIAL GROUP INCORPORATED                                                                 3,077,079
        162,566    PROGRESSIVE CORPORATION                                                                                3,989,370
        102,099    PRUDENTIAL FINANCIAL INCORPORATED                                                                      7,785,049
         24,494    SAFECO CORPORATION                                                                                     1,443,431
        145,451    ST. PAUL TRAVELERS COMPANIES INCORPORATED                                                              6,820,197
         20,827    TORCHMARK CORPORATION                                                                                  1,314,392
        283,563    UNITEDHEALTH GROUP INCORPORATED                                                                       13,951,300
        130,476    WELLPOINT INCORPORATED+                                                                               10,053,176
         37,954    XL CAPITAL LIMITED CLASS A                                                                             2,607,440

                                                                                                                        147,677,079
                                                                                                                    ---------------

LEATHER & LEATHER PRODUCTS - 0.10%
         77,020    COACH INCORPORATED+                                                                                    2,649,488
                                                                                                                    ---------------

LUMBER & WOOD PRODUCTS, EXCEPT FURNITURE - 0.02%
         22,149    LOUISIANA-PACIFIC CORPORATION                                                                            415,737
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 2.62%
         86,033    AGILENT TECHNOLOGIES INCORPORATED+                                                               $     2,812,419
         31,745    ALLERGAN INCORPORATED                                                                                  3,574,804
         38,365    APPLERA CORPORATION-APPLIED BIOSYSTEMS GROUP                                                           1,270,265
         11,319    BAUSCH & LOMB INCORPORATED<<                                                                             567,421
        137,337    BAXTER INTERNATIONAL INCORPORATED                                                                      6,243,340
         51,511    BECTON DICKINSON & COMPANY                                                                             3,640,282
         51,540    BIOMET INCORPORATED                                                                                    1,659,073
        247,977    BOSTON SCIENTIFIC CORPORATION+                                                                         3,667,584
         21,791    C.R. BARD INCORPORATED<<                                                                               1,634,325
         49,812    DANAHER CORPORATION                                                                                    3,420,590
         60,471    EASTMAN KODAK COMPANY<<                                                                                1,354,550
         26,191    FISHER SCIENTIFIC INTERNATIONAL INCORPORATED<<+                                                        2,049,184
        241,954    MEDTRONIC INCORPORATED                                                                                11,236,344
         11,216    MILLIPORE CORPORATION<<+                                                                                 687,541
         26,439    PERKINELMER INCORPORATED                                                                                 500,490
         94,462    RAYTHEON COMPANY                                                                                       4,535,121
         37,037    ROCKWELL AUTOMATION INCORPORATED                                                                       2,151,850
         74,238    ST. JUDE MEDICAL INCORPORATED+                                                                         2,619,859
         62,478    STRYKER CORPORATION<<                                                                                  3,098,284
         17,624    TEKTRONIX INCORPORATED                                                                                   509,862
         41,473    TERADYNE INCORPORATED<<+                                                                                 545,785
         33,175    THERMO ELECTRON CORPORATION<<+                                                                         1,304,773
         21,566    WATERS CORPORATION+                                                                                      976,508
        205,929    XEROX CORPORATION+                                                                                     3,204,255
         51,101    ZIMMER HOLDINGS INCORPORATED+                                                                          3,449,318

                                                                                                                         66,713,827
                                                                                                                    ---------------

MEDICAL MANAGEMENT SERVICES - 0.07%
         33,450    COVENTRY HEALTH CARE INCORPORATED+                                                                     1,723,344
                                                                                                                    ---------------

METAL MINING - 0.39%
         41,357    FREEPORT-MCMORAN COPPER & GOLD INCORPORATED CLASS B                                                    2,202,674
         94,663    NEWMONT MINING CORPORATION                                                                             4,046,843
         42,940    PHELPS DODGE CORPORATION                                                                               3,637,018

                                                                                                                          9,886,535
                                                                                                                    ---------------

MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS - 0.06%
         20,313    VULCAN MATERIALS COMPANY                                                                               1,589,492
                                                                                                                    ---------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 2.17%
         34,436    HASBRO INCORPORATED                                                                                      783,419
        615,762    JOHNSON & JOHNSON                                                                                     39,987,584
         79,575    MATTEL INCORPORATED                                                                                    1,567,628
         29,082    TIFFANY & COMPANY                                                                                        965,522
        424,128    TYCO INTERNATIONAL LIMITED                                                                            11,871,343

                                                                                                                         55,175,496
                                                                                                                    ---------------

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
MISCELLANEOUS RETAIL - 1.20%
         66,145    AMAZON.COM INCORPORATED<<+                                                                       $     2,124,577
         98,515    COSTCO WHOLESALE CORPORATION<<                                                                         4,894,225
        172,921    CVS CORPORATION                                                                                        5,554,223
         12,727    DILLARDS INCORPORATED CLASS A                                                                            416,555
         28,998    EXPRESS SCRIPTS INCORPORATED+                                                                          2,189,059
         59,634    OFFICE DEPOT INCORPORATED+                                                                             2,367,470
        152,938    STAPLES INCORPORATED                                                                                   3,720,982
        212,200    WALGREEN COMPANY                                                                                       9,419,558

                                                                                                                         30,686,649
                                                                                                                    ---------------

MOTION PICTURES - 1.53%
        491,908    NEWS CORPORATION CLASS A<<                                                                             9,665,992
        856,157    TIME WARNER INCORPORATED<<                                                                            15,607,742
        440,007    WALT DISNEY COMPANY<<                                                                                 13,600,616

                                                                                                                         38,874,350
                                                                                                                    ---------------

MOTOR FREIGHT TRANSPORTATION & WAREHOUSING - 0.64%
        227,570    UNITED PARCEL SERVICE INCORPORATED CLASS B                                                            16,371,386
                                                                                                                    ---------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 2.02%
        255,746    AMERICAN EXPRESS COMPANY                                                                              14,342,236
         64,444    CAPITAL ONE FINANCIAL CORPORATION<<                                                                    5,069,165
         41,858    CIT GROUP INCORPORATED                                                                                 2,035,555
        128,839    COUNTRYWIDE FINANCIAL CORPORATION                                                                      4,514,519
        203,758    FANNIE MAE                                                                                            11,392,110
        145,466    FREDDIE MAC                                                                                            9,648,760
         86,319    SLM CORPORATION                                                                                        4,486,862

                                                                                                                         51,489,207
                                                                                                                    ---------------

OIL & GAS EXTRACTION - 2.67%
         96,725    ANADARKO PETROLEUM CORPORATION<<                                                                       4,239,457
         69,310    APACHE CORPORATION                                                                                     4,380,392
         62,976    BJ SERVICES COMPANY                                                                                    1,897,467
         79,656    CHESAPEAKE ENERGY CORPORATION                                                                          2,308,431
         92,848    DEVON ENERGY CORPORATION                                                                               5,863,351
         51,073    EOG RESOURCES INCORPORATED                                                                             3,322,299
        217,073    HALLIBURTON COMPANY<<                                                                                  6,175,727
         66,529    NABORS INDUSTRIES LIMITED<<+                                                                           1,979,238
         28,872    NOBLE CORPORATION                                                                                      1,853,005
        181,366    OCCIDENTAL PETROLEUM CORPORATION<<                                                                     8,725,518
         23,240    ROWAN COMPANIES INCORPORATED<<                                                                           735,081
        249,258    SCHLUMBERGER LIMITED<<                                                                                15,461,474
         66,327    TRANSOCEAN INCORPORATED+                                                                               4,857,126
         72,839    WEATHERFORD INTERNATIONAL LIMITED+                                                                     3,038,843
         76,992    XTO ENERGY INCORPORATED                                                                                3,243,673

                                                                                                                         68,081,082
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
PAPER & ALLIED PRODUCTS - 0.54%
         22,069    BEMIS COMPANY INCORPORATED                                                                       $       725,187
         95,701    INTERNATIONAL PAPER COMPANY<<                                                                          3,314,126
         96,459    KIMBERLY-CLARK CORPORATION                                                                             6,304,560
         38,140    MEADWESTVACO CORPORATION                                                                               1,011,091
         15,619    OFFICEMAX INCORPORATED                                                                                   636,318
         29,047    PACTIV CORPORATION+                                                                                      825,516
         22,893    TEMPLE-INLAND INCORPORATED<<                                                                             918,009

                                                                                                                         13,734,807
                                                                                                                    ---------------

PERSONAL SERVICES - 0.10%
         28,748    CINTAS CORPORATION                                                                                     1,173,781
         67,719    H & R BLOCK INCORPORATED                                                                               1,472,211

                                                                                                                          2,645,992
                                                                                                                    ---------------

PETROLEUM REFINING & RELATED INDUSTRIES - 6.03%
         13,321    ASHLAND INCORPORATED                                                                                     849,613
        462,710    CHEVRON CORPORATION                                                                                   30,011,371
        346,888    CONOCOPHILLIPS<<                                                                                      20,650,243
      1,251,505    EXXON MOBIL CORPORATION                                                                               83,975,986
         50,787    HESS CORPORATION<<                                                                                     2,103,598
         75,399    MARATHON OIL CORPORATION                                                                               5,798,183
         39,332    MURPHY OIL CORPORATION                                                                                 1,870,237
         27,453    SUNOCO INCORPORATED                                                                                    1,707,302
        129,017    VALERO ENERGY CORPORATION                                                                              6,640,505

                                                                                                                        153,607,038
                                                                                                                    ---------------

PRIMARY METAL INDUSTRIES - 0.44%
        182,493    ALCOA INCORPORATED                                                                                     5,117,104
         21,176    ALLEGHENY TECHNOLOGIES INCORPORATED                                                                    1,316,935
         64,905    NUCOR CORPORATION                                                                                      3,212,148
         25,909    UNITED STATES STEEL CORPORATION                                                                        1,494,431

                                                                                                                         11,140,618
                                                                                                                    ---------------

PRINTING, PUBLISHING & ALLIED INDUSTRIES - 0.88%
        164,335    CBS CORPORATION CLASS B<<                                                                              4,629,317
         13,680    DOW JONES & COMPANY INCORPORATED<<                                                                       458,827
         17,543    E.W. SCRIPPS COMPANY CLASS A                                                                             840,836
         49,760    GANNETT COMPANY INCORPORATED                                                                           2,827,861
         74,080    MCGRAW-HILL COMPANIES INCORPORATED                                                                     4,298,862
          8,197    MEREDITH CORPORATION                                                                                     404,358
         30,416    NEW YORK TIMES COMPANY CLASS A<<                                                                         698,960
         45,534    RR DONNELLEY & SONS COMPANY                                                                            1,500,801
         40,133    TRIBUNE COMPANY<<                                                                                      1,313,152
        149,352    VIACOM INCORPORATED CLASS B<<+                                                                         5,552,907

                                                                                                                         22,525,881
                                                                                                                    ---------------

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
RAILROAD TRANSPORTATION - 0.69%
         76,198    BURLINGTON NORTHERN SANTA FE CORPORATION                                                         $     5,595,981
         93,369    CSX CORPORATION                                                                                        3,065,304
         87,115    NORFOLK SOUTHERN CORPORATION<<                                                                         3,837,416
         56,702    UNION PACIFIC CORPORATION                                                                              4,989,776

                                                                                                                         17,488,477
                                                                                                                    ---------------

REAL ESTATE - 0.04%
         44,935    REALOGY CORPORATION+                                                                                   1,019,126
                                                                                                                    ---------------

RUBBER & MISCELLANEOUS PLASTICS PRODUCTS - 0.06%
         17,066    SEALED AIR CORPORATION                                                                                   923,612
         37,326    THE GOODYEAR TIRE & RUBBER COMPANY<<+                                                                    541,227

                                                                                                                          1,464,839
                                                                                                                    ---------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 3.14%
         51,314    AMERIPRISE FINANCIAL INCORPORATED                                                                      2,406,627
         25,341    BEAR STEARNS COMPANIES INCORPORATED                                                                    3,550,274
        217,699    CHARLES SCHWAB CORPORATION                                                                             3,896,812
          7,488    CHICAGO MERCANTILE EXCHANGE                                                                            3,581,136
         89,930    E*TRADE FINANCIAL CORPORATION+                                                                         2,151,126
         19,070    FEDERATED INVESTORS INCORPORATED CLASS B                                                                 644,757
         35,093    FRANKLIN RESOURCES INCORPORATED                                                                        3,711,085
         90,878    GOLDMAN SACHS GROUP INCORPORATED                                                                      15,373,831
         27,608    LEGG MASON INCORPORATED                                                                                2,784,543
        113,091    LEHMAN BROTHERS HOLDINGS INCORPORATED                                                                  8,352,901
        186,616    MERRILL LYNCH & COMPANY INCORPORATED                                                                  14,597,104
        225,663    MORGAN STANLEY                                                                                        16,453,089
         55,087    T. ROWE PRICE GROUP INCORPORATED<<                                                                     2,635,913

                                                                                                                         80,139,198
                                                                                                                    ---------------

STONE, CLAY, GLASS & CONCRETE PRODUCTS - 0.31%
        328,357    CORNING INCORPORATED+                                                                                  8,015,194
                                                                                                                    ---------------

TOBACCO PRODUCTS - 1.48%
        440,704    ALTRIA GROUP INCORPORATED                                                                             33,735,891
         36,085    REYNOLDS AMERICAN INCORPORATED<<                                                                       2,236,187
         33,856    UST INCORPORATED<<                                                                                     1,856,324

                                                                                                                         37,828,402
                                                                                                                    ---------------

TRANSPORTATION BY AIR - 0.38%
         64,504    FEDEX CORPORATION<<                                                                                    7,010,295
        165,481    SOUTHWEST AIRLINES COMPANY                                                                             2,756,913

                                                                                                                          9,767,208
                                                                                                                    ---------------

TRANSPORTATION EQUIPMENT - 2.97%
        167,340    BOEING COMPANY                                                                                        13,194,759
         19,520    BRUNSWICK CORPORATION                                                                                    608,829
        395,981    FORD MOTOR COMPANY<<                                                                                   3,203,486
         84,923    GENERAL DYNAMICS CORPORATION                                                                           6,086,431

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
TRANSPORTATION EQUIPMENT (CONTINUED)
        119,069    GENERAL MOTORS CORPORATION<<                                                                     $     3,960,235
         36,062    GENUINE PARTS COMPANY                                                                                  1,555,354
         26,254    GOODRICH CORPORATION                                                                                   1,063,812
         55,201    HARLEY-DAVIDSON INCORPORATED                                                                           3,463,863
        172,399    HONEYWELL INTERNATIONAL INCORPORATED                                                                   7,051,119
         38,876    ITT INDUSTRIES INCORPORATED                                                                            1,993,173
         41,169    JOHNSON CONTROLS INCORPORATED                                                                          2,953,464
         74,953    LOCKHEED MARTIN CORPORATION                                                                            6,450,455
         12,987    NAVISTAR INTERNATIONAL CORPORATION<<+                                                                    335,324
         72,525    NORTHROP GRUMMAN CORPORATION                                                                           4,936,777
         52,484    PACCAR INCORPORATED                                                                                    2,992,638
         26,579    TEXTRON INCORPORATED                                                                                   2,325,663
        212,921    UNITED TECHNOLOGIES CORPORATION                                                                       13,488,545

                                                                                                                         75,663,927
                                                                                                                    ---------------

TRANSPORTATION SERVICES - 0.03%
         27,745    SABRE HOLDINGS CORPORATION                                                                               648,956
                                                                                                                    ---------------

WATER TRANSPORTATION - 0.17%
         93,676    CARNIVAL CORPORATION<<                                                                                 4,405,582
                                                                                                                    ---------------

WHOLESALE TRADE NON-DURABLE GOODS - 1.03%
         42,432    AMERISOURCEBERGEN CORPORATION                                                                          1,917,926
         16,531    BROWN-FORMAN CORPORATION CLASS B                                                                       1,267,101
         85,367    CARDINAL HEALTH INCORPORATED                                                                           5,612,027
         28,099    DEAN FOODS COMPANY+                                                                                    1,180,720
         63,014    MCKESSON CORPORATION                                                                                   3,322,098
         61,877    MEDCO HEALTH SOLUTIONS INCORPORATED+                                                                   3,719,426
         40,323    NIKE INCORPORATED CLASS B                                                                              3,533,101
         44,551    SUPERVALU INCORPORATED                                                                                 1,320,937
        130,209    SYSCO CORPORATION                                                                                      4,355,491

                                                                                                                         26,228,827
                                                                                                                    ---------------

WHOLESALE TRADE-DURABLE GOODS - 0.08%
         29,251    PATTERSON COMPANIES INCORPORATED<<+                                                                      983,126
         15,849    W.W. GRAINGER INCORPORATED                                                                             1,062,190

                                                                                                                          2,045,316
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $2,007,565,316)                                                                             2,532,227,373
                                                                                                                    ---------------

RIGHTS - 0.00%
         32,300    SEAGATE TECHNOLOGY RIGHTS+(A)                                                                                   0

TOTAL RIGHTS (COST $0)                                                                                                            0
                                                                                                                    ---------------

COLLATERAL FOR SECURITIES LENDING - 12.71%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.24%
      6,034,806    SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                        6,034,806
                                                                                                                    ---------------

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS - 12.47%
$       886,819    ALLIANCE & LEICESTER PLC                                                5.47%      10/25/2006    $       883,840
      1,255,723    AMERICAN GENERAL FINANCE CORPORATION+/-++                               5.36       10/15/2007          1,256,326
        139,525    AQUINAS FUNDING LLC++                                                   5.36       12/11/2006            138,106
      3,488,119    ATLAS CAPITAL FUNDING CORPORATION+/-++                                  5.31       10/20/2006          3,488,119
      6,976,238    ATLAS CAPITAL FUNDING CORPORATION+/-++                                  5.31       11/03/2006          6,976,238
      3,488,119    ATLAS CAPITAL FUNDING CORPORATION+/-++                                  5.31       12/22/2006          3,488,119
      3,488,119    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-++                       5.31       04/25/2007          3,488,258
      3,834,280    ATOMIUM FUNDING CORPORATION++                                           5.38       11/03/2006          3,816,374
      3,488,119    BANCO SANTANDER TOTTA LN+/-++                                           5.33       10/16/2007          3,488,014
      3,488,119    BANK OF AMERICA NA SERIES BKNT+/-                                       5.42       06/19/2007          3,488,572
      2,302,158    BANK ONE NA ILLINOIS SERIES BKNT+/-                                     5.55       01/12/2007          2,302,895
      4,185,743    BEAR STEARNS & COMPANY+/-                                               5.43       10/04/2006          4,185,743
        837,149    BEAR STEARNS & COMPANY SERIES MTNB+/-                                   5.66       01/16/2007            837,659
      1,602,721    BUCKINGHAM CDO LLC                                                      5.31       10/18/2006          1,598,986
      3,488,119    BUCKINGHAM III CDO LLC++                                                5.33       10/27/2006          3,475,387
      3,488,119    BUCKINGHAM III CDO LLC++                                                5.36       12/15/2006          3,450,622
        139,525    CAIRN HIGH GRADE FUNDING I LLC++                                        5.33       10/11/2006            139,341
        467,408    CAIRN HIGH GRADE FUNDING I LLC                                          5.32       10/26/2006            465,767
      2,790,495    CAIRN HIGH GRADE FUNDING I LLC++                                        5.33       11/14/2006          2,772,999
        802,128    CANCARA ASSET SECURITIZATION LLC++                                      5.33       10/04/2006            801,895
      1,596,721    CEDAR SPRINGS CAPITAL COMPANY++                                         5.28       10/03/2006          1,596,482
      2,574,232    CEDAR SPRINGS CAPITAL COMPANY                                           5.35       11/17/2006          2,556,984
      1,284,325    CEDAR SPRINGS CAPITAL COMPANY                                           5.35       12/06/2006          1,272,201
      6,976,238    CHEYNE FINANCE LLC++                                                    5.32       10/12/2006          6,966,052
      6,976,238    CHEYNE FINANCE LLC                                                      5.30       10/13/2006          6,965,006
      3,488,119    CHEYNE FINANCE LLC SERIES MTN+/-++                                      5.47       07/16/2007          3,488,258
     32,367,070    CITIGROUP REPURCHASE AGREEMENT (MATURITY VALUE $32,381,689)             5.42       10/02/2006         32,367,070
      4,189,928    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED++                      5.32       10/11/2006          4,184,398
        697,624    CULLINAN FINANCE CORPORATION                                            5.33       10/06/2006            697,212
        153,477    CULLINAN FINANCE CORPORATION++                                          5.34       10/12/2006            153,253
        111,620    CULLINAN FINANCE CORPORATION++                                          5.35       10/23/2006            111,278
      3,488,119    CULLINAN FINANCE CORPORATION SERIES MTN+/-++                            5.37       11/15/2006          3,488,468
      6,976,238    CULLINAN FINANCE CORPORATION SERIES MTN2+/-++                           5.29       06/25/2007          6,975,749
      3,488,119    DEER VALLEY FUNDING LLC                                                 5.31       10/12/2006          3,483,026
        139,525    EDISON ASSET SECURITIZATION LLC                                         5.44       12/11/2006            138,106
      8,757,829    FAIRWAY FINANCE CORPORATION++                                           5.38       10/02/2006          8,757,829
        251,563    FAIRWAY FINANCE CORPORATION                                             5.35       10/23/2006            250,793
     41,857,426    FIRST BOSTON REPURCHASE AGREEMENT (MATURITY VALUE $41,876,366)          5.43       10/02/2006         41,857,426
        705,995    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                          5.36       10/12/2006            704,964
        306,954    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                        5.50       10/27/2006            305,834
        174,406    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                          5.46       11/06/2006            173,516
      2,047,247    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                        5.34       11/15/2006          2,034,103
        174,406    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                          5.49       11/27/2006            172,985
        223,240    GEMINI SECURITIZATION LLC++                                             5.35       10/30/2006            222,327
      3,382,080    GEORGE STREET FINANCE LLC++                                             5.36       10/12/2006          3,377,142
      5,606,105    GEORGE STREET FINANCE LLC++                                             5.33       10/16/2006          5,594,612

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$     2,912,579    GOLDMAN SACHS GROUP INCORPORATED SERIES MTNB+/-                         5.66%      10/27/2006    $     2,913,162
      2,002,180    GOLDMAN SACHS GROUP INCORPORATED SERIES MTNB+/-                         5.46       03/30/2007          2,003,702
        418,574    GRAMPIAN FUNDING LLC++                                                  5.23       10/02/2006            418,574
        279,050    HARRIER FINANCE FUNDING LLC SERIES MTN+/-++                             5.48       05/15/2007            279,147
        488,337    HBOS TREASURY SERVICES PLC+/-++                                         5.58       01/12/2007            488,615
      1,956,835    HSBC BANK USA+/-                                                        5.41       12/14/2006          1,957,167
      4,883,366    IBM CORPORATION SERIES MTN+/-                                           5.36       06/28/2007          4,885,906
        351,463    ING AMERICA INSURANCE HOLDINGS INCORPORATED                             5.33       10/10/2006            351,052
      9,069,109    ING USA ANNUITY & LIFE INSURANCE+/-                                     5.40       09/17/2007          9,069,109
      3,488,119    INTESA BANK (IRELAND) PLC SERIES BKNT+/-++                              5.33       10/25/2007          3,487,805
        502,289    JUPITER SECURITIZATION CORPORATION++                                    5.34       10/13/2006            501,480
      1,702,202    K2 (USA) LLC                                                            5.34       11/10/2006          1,692,516
      2,092,871    KAUPTHING BANK SERIES MTN+/-++                                          5.39       03/20/2007          2,091,574
        495,592    KESTREL FUNDING (US) LLC++                                              5.36       10/05/2006            495,374
        598,282    KESTREL FUNDING (US) LLC                                                5.35       10/06/2006            597,929
      1,289,209    KLIO FUNDING CORPORATION++                                              5.39       11/03/2006          1,283,188
      2,810,308    KLIO III FUNDING CORPORATION++                                          5.30       10/19/2006          2,803,338
      2,436,800    KLIO III FUNDING CORPORATION++                                          5.41       10/20/2006          2,430,415
        243,750    LIBERTY STREET FUNDING CORPORATION                                      5.35       10/25/2006            242,931
        279,050    LIBERTY STREET FUNDING CORPORATION                                      5.34       11/15/2006            277,258
      3,488,119    LIQUID FUNDING LIMITED                                                  5.34       10/10/2006          3,484,038
      2,092,871    LIQUID FUNDING LIMITED+/-++                                             5.29       12/01/2006          2,092,871
      3,488,119    LIQUID FUNDING LIMITED++                                                5.35       12/07/2006          3,454,668
      2,092,871    LIQUID FUNDING LIMITED                                                  5.49       12/28/2006          2,066,417
        837,149    LIQUID FUNDING LIMITED SERIES MTN+/-++                                  5.34       02/20/2007            837,274
      1,395,248    MBIA GLOBAL FUNDING LLC+/-++                                            5.33       02/20/2007          1,395,317
      7,011,119    MERRILL LYNCH & COMPANY SERIES MTN+/-                                   5.66       10/27/2006          7,012,381
        209,287    MONT BLANC CAPITAL CORPORATION                                          5.35       10/27/2006            208,523
      4,185,743    MORGAN STANLEY+/-                                                       5.45       10/10/2006          4,185,743
        788,315    MORGAN STANLEY+/-                                                       5.50       11/09/2006            788,433
        832,963    MORGAN STANLEY+/-                                                       5.55       11/24/2006            833,213
      2,347,504    MORGAN STANLEY+/-                                                       5.64       01/12/2007          2,348,631
      3,488,119    MORGAN STANLEY+/-                                                       5.61       07/27/2007          3,492,095
        645,302    MORGAN STANLEY SERIES EXL+/-                                            5.39       10/15/2007            645,405
        767,386    NATIONWIDE BUILDING SOCIETY+/-++                                        5.51       12/11/2006            767,678
      2,499,586    NATIONWIDE BUILDING SOCIETY+/-++                                        5.61       07/20/2007          2,502,635
      1,953,347    NIEUW AMSTERDAM RECEIVABLES CORPORATION                                 5.34       10/02/2006          1,953,347
        149,431    NORTH SEA FUNDING LLC                                                   5.42       10/23/2006            148,974
      2,185,655    NORTH SEA FUNDING LLC                                                   5.33       11/09/2006          2,173,547
      6,976,238    NORTHERN ROCK PLC+/-++SS.                                               5.33       11/05/2007          6,976,935
      2,092,871    PARAGON MORTGAGES PLC SERIES 12A+/-++                                   5.31       10/15/2006          2,092,871
        564,378    RACERS TRUST SERIES 2004-6-MM+/-++                                      5.35       09/22/2006            564,457
      5,571,781    REGENCY MARKETS #1 LLC++                                                5.34       10/06/2006          5,568,494
        270,120    REGENCY MARKETS #1 LLC++                                                5.34       10/16/2006            269,566
      6,976,238    SCALDIS CAPITAL LIMITED                                                 5.32       10/31/2006          6,946,658
      2,790,495    SLM CORPORATION+/-++                                                    5.33       10/12/2007          2,791,221
      2,371,921    STANFIELD VICTORIA FUNDING LLC                                          5.40       11/27/2006          2,352,590
      1,613,325    TANGO FINANCE CORPORATION SERIES MTN+/-++                               5.39       10/25/2006          1,613,373

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$     3,337,851    THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++                    5.30%      10/06/2006    $     3,335,881
        155,710    THUNDER BAY FUNDING LLC++                                               5.34       10/31/2006            155,049
        163,802    TICONDEROGA FUNDING LLC++                                               5.35       10/12/2006            163,563
        806,593    TRAVELERS INSURANCE COMPANY+/-                                          5.40       02/09/2007            806,576
      3,488,119    UNICREDITO ITALIANO BANK (IRELAND) SERIES EXL+/-++                      5.34       06/15/2007          3,488,189
      3,488,119    UNICREDITO ITALIANO BANK (IRELAND) SERIES LIB+/-++                      5.34       03/09/2007          3,488,677
      4,604,317    UNITEDHEALTH GROUP INCORPORATED                                         5.42       10/31/2006          4,584,795
        279,050    VERSAILLES CDS LLC++                                                    5.35       10/20/2006            278,318
      2,098,173    WHISTLEJACKET CAPITAL LIMITED                                           5.31       10/16/2006          2,093,872
        660,231    WHITE PINE FINANCE LLC                                                  5.30       10/02/2006            660,231
      2,441,404    WHITE PINE FINANCE LLC                                                  5.31       10/16/2006          2,436,398

                                                                                                                        317,767,480
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $323,802,286)                                                             323,802,286
                                                                                                                    ---------------

SHARES
SHORT-TERM INVESTMENTS - 0.59%

MUTUAL FUNDS - 0.52%
     13,376,662    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                          13,376,662
                                                                                                                    ---------------

PRINCIPAL
US TREASURY BILLS - 0.07%
$     1,685,000    US TREASURY BILL^#                                                      4.82       11/09/2006          1,676,667
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $15,053,080)                                                                          15,053,329
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $2,346,420,682)*                             112.68%                                                          $ 2,871,082,988

OTHER ASSETS AND LIABILITIES, NET                  (12.68)                                                             (322,989,372)
                                                   ------                                                           ---------------

TOTAL NET ASSETS                                   100.00%                                                          $ 2,548,093,616
                                                   ======                                                           ===============

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+     NON-INCOME EARNING SECURITIES.

(A) SECURITY FAIR VALUED IN ACCORDANCE WITH THE PROCEDURES APPROVED BY THE BOARD OF TRUSTEES.

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

SS. THESE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE EFFECTIVE MATURITY.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

+++   SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $28,387,283.

^     ZERO COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO MATURITY.

#     SECURITY PLEDGED AS COLLATERAL FOR FUTURES TRANSACTIONS.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $2,355,378,616 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

         GROSS UNREALIZED APPRECIATION                  $ 654,837,187
         GROSS UNREALIZED DEPRECIATION                   (139,132,815)
                                                        -------------
         NET UNREALIZED APPRECIATION (DEPRECIATION)     $ 515,704,372


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL CORE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 96.80%

AUSTRALIA - 3.85%
         61,000    ORICA LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                           $     1,021,562
         98,557    PUBLISHING & BROADCASTING LIMITED (PRINTING, PUBLISHING & ALLIED INDUSTRIES)<<                         1,369,194
         67,000    QBE INSURANCE GROUP LIMITED (INSURANCE CARRIERS)                                                       1,223,412
         27,202    RIO TINTO LIMITED (METAL MINING)<<                                                                     1,421,185
         85,000    WESTFIELD GROUP (PROPERTIES)                                                                           1,192,258

                                                                                                                          6,227,611
                                                                                                                    ---------------

BELGIUM - 1.44%
          6,493    DELHAIZE GROUP (FOOD STORES)                                                                             545,468
         43,900    FORTIS (DEPOSITORY INSTITUTIONS)                                                                       1,781,919

                                                                                                                          2,327,387
                                                                                                                    ---------------

DENMARK - 0.90%
         36,900    DANSKE BANK A/S (DEPOSITORY INSTITUTIONS)                                                              1,451,249
                                                                                                                    ---------------

FRANCE - 13.49%
        158,900    ALCATEL SA (COMMUNICATIONS)                                                                            1,940,385
         19,100    ALSTOM RGPT (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)+                                  1,728,085
          1,565    ARKEMA (OIL & GAS EXTRACTION)+                                                                            73,843
         58,544    AXA SA (INSURANCE CARRIERS)                                                                            2,158,827
         28,100    BOUYGUES SA (ENGINEERING CONSTRUCTION)                                                                 1,502,971
         34,574    CAP GEMINI SA (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                 1,833,898
         25,600    CARREFOUR SA (FOOD STORES)                                                                             1,617,590
         12,504    LVMH MOET HENNESSY LOUIS VUITTON SA (CONSUMER SERVICES)                                                1,288,279
         12,500    SANOFI-AVENTIS SA (CHEMICALS & ALLIED PRODUCTS)                                                        1,112,717
         45,000    SUEZ SA (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                               1,978,925
         22,676    TECHNIP SA (OIL & GAS EXTRACTION)                                                                      1,288,772
         62,600    TOTAL SA (OIL & GAS EXTRACTION)                                                                        4,107,924
         32,400    VIVENDI UNIVERSAL SA (COMMUNICATIONS)                                                                  1,168,045

                                                                                                                         21,800,261
                                                                                                                    ---------------

GERMANY - 7.51%
         15,000    ALLIANZ AG (INSURANCE CARRIERS)                                                                        2,595,960
         17,700    BAYERISCHE MOTOREN WERKE AG (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                             948,058
         56,821    COMMERZBANK AG (DEPOSITORY INSTITUTIONS)                                                               1,912,983
         20,400    E.ON AG (ELECTRIC, GAS & SANITARY SERVICES)                                                            2,418,169
         10,300    FRESENIUS MEDICAL CARE AG (HEALTH SERVICES)                                                            1,337,964
         28,100    METRO AG (FOOD STORES)                                                                                 1,642,293
          6,500    SAP AG (BUSINESS SERVICES)                                                                             1,289,104

                                                                                                                         12,144,531
                                                                                                                    ---------------

GREECE - 0.93%
         56,424    ALPHA BANK AE (DEPOSITORY INSTITUTIONS)                                                                1,505,389
                                                                                                                    ---------------

HONG KONG - 4.79%
        150,000    CHEUNG KONG HOLDINGS LIMITED (REAL ESTATE)                                                             1,610,584
        253,000    CHINA MOBILE (HONG KONG) LIMITED (COMMUNICATIONS)                                                      1,787,739
      1,361,000    CHINA PETROLEUM & CHEMICAL CORPORATION (SINOPEC) (OIL COMPANIES)                                         845,532

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INTERNATIONAL CORE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
HONG KONG (CONTINUED)
      2,479,000    GUANGDONG INVESTMENT LIMITED (BUSINESS SERVICES)                                                 $     1,002,336
        118,940    SUN HUNG KAI PROPERTIES LIMITED (REAL ESTATE)                                                          1,298,460
        221,000    TELEVISION BROADCASTS LIMITED (MOTION PICTURES)                                                        1,191,428

                                                                                                                          7,736,079
                                                                                                                    ---------------

ITALY - 3.43%
        130,942    ENI SPA (PETROLEUM REFINING & RELATED INDUSTRIES)<<                                                    3,880,390
        200,700    UNICREDITO ITALIANO SPA (DEPOSITORY INSTITUTIONS)                                                      1,665,692

                                                                                                                          5,546,082
                                                                                                                    ---------------

JAPAN - 19.16%
        142,400    AEON COMPANY LIMITED (MISCELLANEOUS RETAIL)                                                            3,489,930
         76,000    DAIWA HOUSE INDUSTRY COMPANY LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE
                   BUILDERS)                                                                                              1,315,725
         64,000    KAO CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                          1,706,667
          5,200    KEYENCE CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                             1,197,376
         43,500    MILLEA HOLDINGS INCORPORATED (INSURANCE CARRIERS)                                                      1,579,810
        144,000    MITSUI SUMITOMO INSURANCE COMPANY LIMITED (INSURANCE CARRIERS)                                         1,800,533
         30,900    MURATA MANUFACTURING COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                   EXCEPT COMPUTER EQUIPMENT)                                                                             2,145,016
        113,500    NIKKO CORDIAL CORPORATION (FINANCIAL)                                                                  1,316,360
        231,000    NIPPON OIL CORPORATION (OIL & GAS EXTRACTION)                                                          1,701,333
        113,000    NISSAN MOTOR COMPANY LIMITED (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                          1,265,600
         77,200    NOMURA HOLDINGS INCORPORATED (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)             1,359,374
          1,038    NTT DOCOMO INCORPORATED (COMMUNICATIONS)                                                               1,599,289
         64,400    OMRON CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                             1,581,037
         38,000    SECOM COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                             1,881,905
        160,000    SEKISUI HOUSE LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                 2,420,487
         44,000    SHARP CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                               754,286
        204,000    SHINSEI BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                         1,243,429
        249,000    SUMITOMO TRUST & BANKING COMPANY LIMITED (DEPOSITORY INSTITUTIONS)                                     2,605,410

                                                                                                                         30,963,567
                                                                                                                    ---------------

NETHERLANDS - 5.10%
         30,273    AKZO NOBEL NV (CHEMICALS & ALLIED PRODUCTS)                                                            1,864,879
         80,300    ASML HOLDING NV (SEMICONDUCTOR EQUIPMENT MANUFACTURING & RELATED)+                                     1,877,648
         57,300    ING GROEP NV (FINANCIAL SERVICES)                                                                      2,520,558
         75,700    WOLTERS KLUWER NV (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                           1,974,549

                                                                                                                          8,237,634
                                                                                                                    ---------------

NORWAY - 0.78%
          2,013    ORKLA ASA (FOOD & KINDRED PRODUCTS)                                                                       95,768
         49,355    STATOIL ASA (PETROLEUM REFINING & RELATED INDUSTRIES)                                                  1,166,459

                                                                                                                          1,262,227
                                                                                                                    ---------------

RUSSIA - 0.42%
          9,100    LUKOIL ADR (OIL & GAS EXTRACTION)                                                                        687,050
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL CORE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
SINGAPORE - 1.66%
        582,000    CAPITALAND LIMITED (REAL ESTATE)                                                                 $     1,850,527
         82,000    UNITED OVERSEAS BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                   841,555

                                                                                                                          2,692,082
                                                                                                                    ---------------

SOUTH KOREA - 0.19%
            592    SAMSUNG ELECTRONICS COMPANY LIMITED - PREFERRED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
                   COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                                                   310,937
                                                                                                                    ---------------

SPAIN - 1.82%
         77,200    BANCO BILBAO VIZCAYA ARGENTARIA SA (DEPOSITORY INSTITUTIONS)                                           1,786,561
         53,179    INDRA SISTEMAS SA (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                             1,157,165

                                                                                                                          2,943,726
                                                                                                                    ---------------

SWEDEN - 1.29%
         71,000    SECURITAS AB (BUSINESS SERVICES)                                                                         891,357
         71,000    SECURITAS DIRECT AB B SHARES (BUSINESS SERVICES)+                                                        178,271
         71,000    SECURITAS SYSTEMS AB CLASS B (BUSINESS SERVICES)+                                                        266,438
         25,050    SWEDBANK AB (DEPOSITORY INSTITUTIONS)                                                                    743,486

                                                                                                                          2,079,552
                                                                                                                    ---------------

SWITZERLAND - 8.50%
         19,900    HOLCIM LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                        1,626,438
         65,500    NOVARTIS AG (CHEMICALS & ALLIED PRODUCTS)                                                              3,823,823
         25,700    ROCHE HOLDING AG (HEALTH SERVICES)                                                                     4,443,472
         31,000    UBS AG (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)                                   1,854,372
          8,100    ZURICH FINANCIAL SERVICES AG (FINANCIAL SERVICES)                                                      1,990,264

                                                                                                                         13,738,369
                                                                                                                    ---------------

THAILAND - 1.66%
        660,000    ADVANCED INFORMATION SERVICE PUBLIC COMPANY LIMITED (FOREIGN REGISTERED) (COMMUNICATIONS)              1,581,259
        387,500    BANGKOK BANK PUBLIC COMPANY LIMITED (DEPOSITORY INSTITUTIONS)                                          1,103,753

                                                                                                                          2,685,012
                                                                                                                    ---------------

UNITED KINGDOM - 19.88%
         25,301    ASTRAZENECA PLC (CHEMICALS & ALLIED PRODUCTS)                                                          1,581,283
        129,000    AVIVA PLC (INSURANCE CARRIERS)                                                                         1,891,199
        197,000    BAE SYSTEMS PLC (TRANSPORTATION BY AIR)                                                                1,457,887
        217,500    BARCLAYS PLC (DEPOSITORY INSTITUTIONS)                                                                 2,744,763
        164,000    BRITISH SKY BROADCASTING PLC (COMMUNICATIONS)                                                          1,676,572
         91,000    EMAP PLC (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                    1,281,282
        109,200    EMAP PLC B SHARES (PRINTING, PUBLISHING & ALLIED INDUSTRIES)+                                            224,906
         96,900    GLAXOSMITHKLINE PLC (CHEMICALS & ALLIED PRODUCTS)                                                      2,579,936
        173,000    HSBC HOLDINGS PLC (DEPOSITORY INSTITUTIONS)                                                            3,156,557
        856,400    LEGAL & GENERAL GROUP PLC (INSURANCE CARRIERS)                                                         2,284,952
        131,079    NATIONAL GRID PLC (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                             1,638,212
        165,504    ROLLS ROYCE GROUP PLC (AEROSPACE, DEFENSE)+                                                            1,403,758
        100,600    ROYAL DUTCH SHELL PLC CLASS A (OIL & GAS EXTRACTION)                                                   3,318,865
        200,045    SCOTTISH & NEWCASTLE PLC (FOOD & KINDRED PRODUCTS)                                                     2,134,952

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INTERNATIONAL CORE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
UNITED KINGDOM (CONTINUED)
         73,245    SMITHS GROUP PLC (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                        $     1,229,459
      1,539,125    VODAFONE GROUP PLC (COMMUNICATIONS)                                                                    3,522,965

                                                                                                                         32,127,548
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $127,562,579)                                                                                 156,466,293
                                                                                                                    ---------------

COLLATERAL FOR SECURITIES LENDING - 3.11%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 3.11%
      5,027,487    BANK OF NEW YORK INSTITUIONAL CASH RESERVE FUND                                                        5,027,487
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $5,027,487)                                                                 5,027,487
                                                                                                                    ---------------

SHORT-TERM INVESTMENTS - 2.30%
      3,715,976    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                           3,715,976
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $3,715,976)                                                                            3,715,976
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $136,306,042)*                               102.21%                                                          $   165,209,756

OTHER ASSETS AND LIABILITIES, NET                   (2.21)                                                               (3,570,814)
                                                   ------                                                           ---------------

TOTAL NET ASSETS                                   100.00%                                                          $   161,638,942
                                                   ======                                                           ===============

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+     NON-INCOME EARNING SECURITIES.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

+++   SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $3,715,976.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $136,776,639 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

         GROSS UNREALIZED APPRECIATION                             $ 31,302,070
         GROSS UNREALIZED DEPRECIATION                               (2,868,953)
                                                                   ------------
         NET UNREALIZED APPRECIATION (DEPRECIATION)                $ 28,433,117

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                          VALUE
COMMON STOCKS - 96.51%

AUSTRALIA - 1.57%
        340,458    PUBLISHING & BROADCASTING LIMITED (PRINTING, PUBLISHING & ALLIED INDUSTRIES)<<                   $     4,729,782
                                                                                                                    ---------------

AUSTRIA - 0.72%
         34,657    WIENER STAEDTISCHE ALLGEMEINE VERSICHERUNG AG (INSURANCE CARRIERS)                                     2,175,374
                                                                                                                    ---------------

BELGIUM - 1.69%
        124,559    FORTIS NA (DEPOSITORY INSTITUTIONS)<<                                                                  5,054,321
            197    UMICORE (MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS)                                        29,152

                                                                                                                          5,083,473
                                                                                                                    ---------------

BRAZIL - 0.28%
        266,881    VIVO PARTICIPACOES SA ADR (COMMUNICATIONS)                                                               832,669
                                                                                                                    ---------------

CANADA - 0.87%
         56,400    ENCANA CORPORATION (OIL & GAS EXTRACTION)<<                                                            2,624,347
                                                                                                                    ---------------

DENMARK - 0.37%
         13,300    CARLSBERG A/S (FOOD & KINDRED PRODUCTS)                                                                1,118,540
                                                                                                                    ---------------

FINLAND - 1.95%
        220,600    FORTUM OYJ (ELECTRIC, GAS & SANITARY SERVICES)                                                         5,877,184
                                                                                                                    ---------------

FRANCE - 8.87%
         21,890    ALSTOM RGPT (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)+                                  1,980,512
         80,642    AXA SA (INSURANCE CARRIERS)                                                                            2,973,674
         62,090    BOUYGUES SA (ENGINEERING CONSTRUCTION)                                                                 3,320,978
         80,528    CARREFOUR SA (FOOD STORES)                                                                             5,088,333
         52,186    ELECTRICITE DE FRANCE (ELECTRIC, GAS & SANITARY SERVICES)                                              2,898,450
         37,426    LVMH MOET HENNESSY LOUIS VUITTON SA (CONSUMER SERVICES)                                                3,855,978
         48,713    SAFRAN SA (NATIONAL SECURITY & INTERNATIONAL AFFAIRS)<<                                                  984,625
         11,711    SANOFI-AVENTIS SA (CHEMICALS & ALLIED PRODUCTS)                                                        1,042,483
         42,880    TECHNIP SA (OIL & GAS EXTRACTION)+                                                                     2,437,049
         19,017    VINCI SA (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                              2,117,260

                                                                                                                         26,699,342
                                                                                                                    ---------------

GERMANY - 8.24%
         40,625    ALLIANZ AG (INSURANCE CARRIERS)                                                                        7,030,725
         85,668    DEUTSCHE POST AG (TRANSPORTATION SERVICES)                                                             2,248,675
         24,017    E.ON AG (ELECTRIC, GAS & SANITARY SERVICES)                                                            2,846,919
         22,534    IVG IMMOBILIEN AG (REAL ESTATE)                                                                          815,511
         97,623    RWE AG (ELECTRIC, GAS & SANITARY SERVICES)                                                             9,005,812
         14,468    SAP AG (BUSINESS SERVICES)                                                                             2,869,346

                                                                                                                         24,816,988
                                                                                                                    ---------------

HONG KONG - 6.36%
        337,000    CHINA LIFE INSURANCE COMPANY LIMITED (INSURANCE CARRIERS)                                                659,236
        694,600    CHINA MERCHANTS HOLDINGS INTERNATIONAL COMPANY LIMITED (MOTOR FREIGHT TRANSPORTATION &
                   WAREHOUSING)                                                                                           2,037,264
        752,200    CHINA MOBILE (HONG KONG) LIMITED (COMMUNICATIONS)                                                      5,315,168
      1,755,100    CHINA UNICOM LIMITED (BUSINESS SERVICES)                                                               1,730,172

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
HONG KONG (CONTINUED)
        111,200    HSBC HOLDINGS PLC (DEPOSITORY INSTITUTIONS)                                                      $     2,028,267
         98,000    HUTCHINSON WHAMPOA LIMITED (DIVERSIFIED OPERATIONS)                                                      865,448
        629,300    MTR CORPORATION (RAILROAD TRANSPORTATION)                                                              1,579,985
        494,800    NWS HOLDINGS LIMITED (BUSINESS SERVICES)<<                                                             1,025,084
        301,700    SUN HUNG KAI PROPERTIES LIMITED (REAL ESTATE)                                                          3,293,639
         58,994    SWIRE PACIFIC LIMITED (BUSINESS SERVICES)                                                                616,394

                                                                                                                         19,150,657
                                                                                                                    ---------------

INDONESIA - 0.02%
        258,000    BANK MANDIRI PERSERO TBK PT (DEPOSITORY INSTITUTIONS)                                                     65,024
                                                                                                                    ---------------

  ITALY - 4.84%
        105,041    BANCA INTESA SPA (DEPOSITORY INSTITUTIONS)                                                               691,296
          4,600    CAPITALIA SPA (DEPOSITORY INSTITUTIONS)                                                                   38,090
        102,020    MEDIOBANCA SPA (DEPOSITORY INSTITUTIONS)<<                                                             2,225,110
        204,007    SAIPEM SPA (OIL & GAS EXTRACTION)                                                                      4,433,979
        537,732    TELECOM ITALIA RNC SPA (COMMUNICATIONS)                                                                1,295,559
        265,308    TELECOM ITALIA SPA (COMMUNICATIONS)                                                                      753,592
        619,531    UNICREDITO ITALIANO SPA (DEPOSITORY INSTITUTIONS)                                                      5,141,744

                                                                                                                         14,579,370
                                                                                                                    ---------------

JAPAN - 21.89%
         58,750    AIFUL CORPORATION (NON-DEPOSITORY CREDIT INSTITUTIONS)                                                 2,272,910
        110,400    BRIDGESTONE CORPORATION (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                               2,229,029
        158,900    CHUGAI PHARMACEUTICAL COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)<<                                  3,416,770
        194,300    CREDIT SAISON COMPANY LIMITED (MISCELLANEOUS RETAIL)                                                   8,191,441
          1,106    JAPAN TOBACCO INCORPORATED (TOBACCO PRODUCTS)                                                          4,297,600
          4,788    JUPITER TELECOMMUNICATIONS COMPANY LIMITED (COMMUNICATIONS)+                                           3,611,520
          8,600    KEYENCE CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                             1,980,275
         85,500    MILLEA HOLDINGS INCORPORATED (INSURANCE CARRIERS)                                                      3,102,885
        113,000    MITSUBISHI ESTATE COMPANY LIMITED (REAL ESTATE)                                                        2,468,063
            310    MITSUBISHI UFJ FINANCIAL GROUP INCORPORATED (DEPOSITORY INSTITUTIONS)                                  3,988,995
        184,700    MITSUI & COMPANY LIMITED (WHOLESALE TRADE-DURABLE GOODS)                                               2,348,524
        113,200    MITSUI FUDOSAN COMPANY LIMITED (REAL ESTATE)                                                           2,573,054
            858    MIZUHO FINANCIAL GROUP INCORPORATED (BANKING)                                                          6,653,359
            348    NTT DATA CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)<<                                                                                           1,605,587
         22,860    ORIX CORPORATION (MISCELLANEOUS RETAIL)                                                                6,318,552
         97,500    SEGA SAMMY HOLDINGS INCORPORATED (AMUSEMENT & RECREATION SERVICES)                                     3,136,508
          9,200    SMC CORPORATION (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                               1,217,321
            231    SUMITOMO MITSUI FINANCIAL GROUP INCORPORATED (DEPOSITORY INSTITUTIONS)                                 2,424,889
      1,136,700    TAISEI CORPORATION (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)<<                  4,080,091

                                                                                                                         65,917,373
                                                                                                                    ---------------

LUXEMBOURG - 1.49%
        171,200    ACERGY SA (ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES)+                           2,924,769
         14,807    RTI GROUP (COMMUNICATIONS)                                                                             1,558,414

                                                                                                                          4,483,183
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
MEXICO - 2.86%
        240,300    GRUPO TELEVISA SA ADR (COMMUNICATIONS)                                                           $     5,108,778
      1,032,800    WALMART DE MEXICO SA DE CV (GENERAL MERCHANDISE STORES)                                                3,513,436

                                                                                                                          8,622,214
                                                                                                                    ---------------

NETHERLANDS - 3.87%
        232,212    ASML HOLDING NV (SEMICONDUCTOR EQUIPMENT MANUFACTURING & RELATED)+                                     5,429,793
         32,000    ASML HOLDING NV NEW YORK REGISTERED SHARES (SEMICONDUCTOR EQUIPMENT MANUFACTURING & RELATED)+            744,960
        100,371    ING GROEP NV (FINANCIAL SERVICES)                                                                      4,415,199
         43,349    UNILEVER NV (FOOD & KINDRED PRODUCTS)                                                                  1,066,396

                                                                                                                         11,656,348
                                                                                                                    ---------------

NORWAY - 0.92%
          9,900    RENEWABLE ENERGY CORPORATION AS (ELECTRIC, GAS & SANITARY SERVICES)+                                     153,204
        199,000    SEADRILL LIMITED (PETROLEUM REFINING & RELATED INDUSTRIES)+                                            2,609,996

                                                                                                                          2,763,200
                                                                                                                    ---------------

RUSSIA - 2.04%
         42,358    LUKOIL ADR (OIL & GAS EXTRACTION)                                                                      3,227,680
         18,150    NOVATEK OAO GDR (OIL & GAS EXTRACTION)+                                                                  902,963
         27,753    RAO UNIFIED ENERGY SYSTEM GDR (ELECTRIC, GAS & SANITARY SERVICES)                                      2,025,969

                                                                                                                          6,156,612
                                                                                                                    ---------------

SINGAPORE - 2.42%
        400,800    KEPPEL CORPORATION LIMITED (BUSINESS SERVICES)                                                         3,734,828
        385,300    SINGAPORE AIRLINES LIMITED (TRANSPORTATION SERVICES)                                                   3,541,873

                                                                                                                          7,276,701
                                                                                                                    ---------------

SOUTH AFRICA - 0.06%
         21,400    MTN GROUP LIMITED (COMMUNICATIONS)                                                                       173,096
                                                                                                                    ---------------

SOUTH KOREA - 4.50%
         69,538    HANA FINANCIAL GROUP INCORPORATED (DEPOSITORY INSTITUTIONS)+                                           3,182,029
         77,126    KOOKMIN BANK (FINANCIAL SERVICES)                                                                       6,080,422
         95,380    SHINHAN FINANCIAL GROUP COMPANY LIMITED (FINANCIAL SERVICES)                                           4,299,030

                                                                                                                         13,561,481
                                                                                                                    ---------------

SPAIN - 0.97%
         56,780    INDUSTRIA DE DISENO TEXTIL SA (APPAREL & ACCESSORY STORES)                                             2,646,724
         15,981    TELEFONICA SA (COMMUNICATIONS)                                                                           277,019

                                                                                                                          2,923,743
                                                                                                                    ---------------

SWITZERLAND - 12.00%
         63,983    ADECCO SA (BUSINESS SERVICES)                                                                          3,860,624
         18,693    NESTLE SA (FOOD & KINDRED PRODUCTS)                                                                    6,517,772
         65,659    NOVARTIS AG (CHEMICALS & ALLIED PRODUCTS)                                                              3,833,106
         29,020    ROCHE HOLDING AG (HEALTH SERVICES)                                                                     5,017,493
          2,036    SWATCH GROUP AG (APPAREL & ACCESSORY STORES)                                                             393,376

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
SWITZERLAND (CONTINUED)
         70,084    SWISS REINSURANCE (INSURANCE CARRIERS)                                                           $     5,363,700
        186,530    UBS AG (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)                                  11,157,938

                                                                                                                         36,144,009
                                                                                                                    ---------------

TAIWAN - 0.51%
        160,671    TAIWAN SEMICONDUCTOR MANUFACTURING COMPANY LIMITED ADR
                   (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                      1,542,442
                                                                                                                    ---------------

UNITED KINGDOM - 7.20%
        199,808    BARCLAYS PLC (DEPOSITORY INSTITUTIONS)                                                                 2,521,497
        257,273    CADBURY SCHWEPPES PLC (FOOD & KINDRED PRODUCTS)                                                        2,738,485
         56,674    CARNIVAL PLC (WATER TRANSPORTATION)                                                                    2,711,193
        129,524    GLAXOSMITHKLINE PLC (CHEMICALS & ALLIED PRODUCTS)                                                      3,448,542
         74,583    HSBC HOLDINGS PLC (DEPOSITORY INSTITUTIONS)                                                            1,360,841
        971,944    KINGFISHER PLC (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)                     4,463,093
        977,598    WILLIAM MORRISON SUPERMARKETS PLC (FOOD & KINDRED PRODUCTS)                                            4,452,447

                                                                                                                         21,696,098
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $244,811,401)                                                                                 290,669,250
                                                                                                                    ---------------

COLLATERAL FOR SECURITIES LENDING - 6.02%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 6.02%
     18,134,363    BANK OF NEW YORK INSTITUTIONAL CASH RESERVE FUND                                                      18,134,363
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $18,134,363)                                                               18,134,363
                                                                                                                    ---------------

SHORT-TERM INVESTMENTS - 3.64%
     10,954,794    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                          10,954,794
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $10,954,794)                                                                          10,954,794
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $273,900,558)*                               106.17%                                                          $   319,758,407

OTHER ASSETS AND LIABILITIES, NET                   (6.17)                                                              (18,595,588)
                                                   ------                                                           ---------------

TOTAL NET ASSETS                                   100.00%                                                          $   301,162,819
                                                   ======                                                           ===============

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+     NON-INCOME EARNING SECURITIES.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

+++   SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $10,954,794.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $276,290,277 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

         GROSS UNREALIZED APPRECIATION                              $50,624,432
         GROSS UNREALIZED DEPRECIATION                               (7,156,302)
                                                                    -----------
         NET UNREALIZED APPRECIATION (DEPRECIATION)                 $43,468,130

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 97.34%

AUSTRALIA - 5.04%
          5,209    ABC LEARNING CENTRES LIMITED (SCHOOLS)                                                           $        24,303
          4,287    ALINTA LIMITED (ELECTRIC UTILITIES)                                                                       36,424
         15,329    ALUMINA LIMITED (METAL MINING)                                                                            70,719
         11,377    AMCOR LIMITED (RUBBER & MISCELLANEOUS PLASTICS PRODUCTS)                                                  63,001
         26,347    AMP LIMITED (INSURANCE CARRIERS)                                                                         175,550
          2,290    ANSELL LIMITED (RUBBER & MISCELLANEOUS PLASTICS PRODUCTS)                                                 18,074
          2,926    APN NEWS & MEDIA LIMITED (COMMUNICATIONS)                                                                 11,078
          4,015    ARISTOCRAT LEISURE LIMITED (AMUSEMENT & RECREATION SERVICES)                                              42,193
         25,055    AUSTRALIA & NEW ZEALAND BANKING GROUP LIMITED (DEPOSITORY INSTITUTIONS)                                  501,571
          5,855    AUSTRALIAN GAS LIGHT COMPANY LIMITED (ELECTRIC, GAS & SANITARY SERVICES)                                  93,602
          2,215    AUSTRALIAN STOCK EXCHANGE LIMITED (BUSINESS SERVICES)<<                                                   53,653
         12,532    AXA ASIA PACIFIC HOLDINGS LIMITED (INSURANCE CARRIERS)                                                    60,711
          3,093    BABCOCK & BROWN LIMITED (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)                     46,427
         47,539    BHP BILLITON LIMITED (MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS)                          908,093
          1,354    BILLABONG INTERNATIONAL LIMITED (APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR
                   MATERIALS)                                                                                                14,784
          9,559    BLUESCOPE STEEL LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                          46,166
          8,733    BORAL LIMITED (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                    47,058
         13,462    BRAMBLES INDUSTRIES LIMITED (PRINTING, PUBLISHING & ALLIED INDUSTRIES)<<                                 127,924
          1,446    CALTEX AUSTRALIA LIMITED (PETROLEUM REFINING & RELATED INDUSTRIES)                                        25,757
         10,555    CENTRO PROPERTIES GROUP (REAL ESTATE)                                                                     63,327
         22,081    CFS GANDEL RETAIL TRUST (REAL ESTATE)                                                                     33,243
            676    CFS RETAIL PROPERTY TRUST (REAL ESTATE)+                                                                     998
          4,085    CHALLENGER FINANCIAL SERVICES GROUP LIMITED (FINANCE & FINANCIAL SERVICES)                                10,565
          6,470    COCA-COLA AMATIL LIMITED (FOOD & KINDRED PRODUCTS)                                                        32,260
            783    COCHLEAR LIMITED (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
                   OPTICAL)                                                                                                  30,929
         15,730    COLES MYER LIMITED (MISCELLANEOUS RETAIL)                                                                168,702
         17,468    COMMONWEALTH BANK OF AUSTRALIA (DEPOSITORY INSTITUTIONS)                                                 595,615
         19,747    COMMONWEALTH PROPERTY OFFICE FUND (REAL ESTATE)                                                           20,752
          6,200    COMPUTERSHARE LIMITED (BUSINESS SERVICES)                                                                 35,627
          2,407    CSL LIMITED (CHEMICALS & ALLIED PRODUCTS)                                                                 96,927
         14,989    CSR LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                              33,291
         34,548    DB RREEF TRUST (REAL ESTATE)                                                                              41,198
          4,052    DCA GROUP LIMITED (HEALTH SERVICES)                                                                       10,358
          2,814    DOWNER EDI LIMITED (ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES)                      12,584
         26,813    FOSTER'S GROUP LIMITED (FOOD & KINDRED PRODUCTS)                                                         128,695
         10,030    FUTURIS CORPORATION LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                      15,175
         25,504    GENERAL PROPERTY TRUST (REAL ESTATE)                                                                      89,338
         17,178    GOODMAN FIELDER LIMITED (DURABLE GOODS - CONSUMER)                                                        27,654
          4,800    HARVEY NORMAN HOLDINGS LIMITED (GENERAL MERCHANDISE STORES)                                               12,664
          4,413    ILUKA RESOURCES LIMITED (MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS)                        23,385
          8,766    ING INDUSTRIAL FUND (REAL ESTATE)                                                                         15,419
         20,609    INSURANCE AUSTRALIA GROUP LIMITED (INSURANCE CARRIERS)<<                                                  81,100
         21,012    INVESTA PROPERTY GROUP (REAL ESTATE)                                                                      38,524
          6,056    JAMES HARDIE INDUSTRIES NV (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                       33,671
         10,327    JOHN FAIRFAX HOLDINGS LIMITED (COMMUNICATIONS)                                                            32,480
          1,892    LEIGHTON HOLDINGS LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                27,272

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
AUSTRALIA (CONTINUED)
          4,656    LEND LEASE CORPORATION LIMITED (REAL ESTATE)                                                     $        55,591
          4,210    LION NATHAN LIMITED (FOOD & KINDRED PRODUCTS)                                                             25,416
         21,151    MACQUAIRE OFFICE TRUST (REAL ESTATE)                                                                      23,567
         11,184    MACQUARIE AIRPORTS (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)                          25,590
          3,239    MACQUARIE BANK LIMITED (HOLDING & OTHER INVESTMENT OFFICES)                                              166,930
          3,484    MACQUARIE COMMUNICATIONS INFRASTRUCTURE GROUP (HOLDING & OTHER INVESTMENT OFFICES)                        16,099
         17,210    MACQUARIE GOODMAN GROUP (PROPERTIES)                                                                      83,630
         35,158    MACQUARIE INFRASTRUCTURE GROUP (HOLDING & OTHER INVESTMENT OFFICES)                                       83,851
         10,777    MAYNE GROUP LIMITED (HEALTH SERVICES)                                                                     27,470
         10,648    MAYNE PHARMA LIMITED (HEALTH SERVICES)                                                                    34,045
         10,742    MIRVAC GROUP (REAL ESTATE)                                                                                37,949
          6,348    MULTIPLEX GROUP (HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION CONTRACTS)                           16,654
         21,529    NATIONAL AUSTRALIA BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                588,873
          4,674    NEWCREST MINING LIMITED (METAL MINING)                                                                    78,380
          7,020    ONESTEEL LIMITED (PRIMARY METAL INDUSTRIES)                                                               21,974
          4,216    ORICA LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                                    70,597
         10,065    ORIGIN ENERGY LIMITED (OIL & GAS EXTRACTION)                                                              50,035
         10,106    PACIFIC BRANDS LIMITED (GENERAL MERCHANDISE STORES)                                                       19,056
          7,167    PALADIN RESOURCES LIMITED (DIVERSIFIED MINERALS)+                                                         25,372
          6,868    PAPERLINX LIMITED (PAPER & ALLIED PRODUCTS)                                                               19,707
            501    PERPETUAL TRUSTEES AUSTRALIA LIMITED (BUSINESS SERVICES)                                                  27,295
          1,623    PUBLISHING & BROADCASTING LIMITED (PRINTING, PUBLISHING & ALLIED INDUSTRIES)<<                            22,547
         11,363    QANTAS AIRWAYS (TRANSPORTATION BY AIR)                                                                    33,113
         10,908    QBE INSURANCE GROUP LIMITED (INSURANCE CARRIERS)                                                         199,179
         12,093    RINKER GROUP LIMITED (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                            125,280
          3,857    RIO TINTO LIMITED (METAL MINING)<<                                                                       201,511
          8,805    SANTOS LIMITED (OIL & GAS EXTRACTION)                                                                     73,433
          4,053    SONIC HEALTHCARE LIMITED (HEALTH SERVICES)                                                                39,813
         18,859    STOCKLAND (REAL ESTATE)                                                                                  104,012
            567    STOCKLAND (REAL ESTATE)+(b)                                                                                3,072
          7,239    SUNCORP-METWAY LIMITED (DEPOSITORY INSTITUTIONS)                                                         118,371
         11,253    SYDNEY ROADS GROUP (TRANSPORTATION)+                                                                       9,309
          6,905    TABCORP HOLDINGS LIMITED (AMUSEMENT & RECREATION SERVICES)                                                80,437
         29,136    TELSTRA CORPORATION LIMITED (COMMUNICATIONS)<<                                                            80,563
          6,475    TOLL HOLDINGS LIMITED (TRANSPORTATION SERVICES)                                                           74,274
         11,229    TRANSURBAN GROUP (SOCIAL SERVICES)                                                                        61,094
          1,213    UNITAB LIMITED (COMMERCE)                                                                                 13,470
          4,975    WESFARMERS LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                              129,516
         20,419    WESTFIELD GROUP (PROPERTIES)                                                                             286,408
            613    WESTFIELD GROUP (PROPERTIES)+(b)                                                                           8,452
         24,860    WESTPAC BANKING CORPORATION (DEPOSITORY INSTITUTIONS)                                                    420,775
          6,245    WOODSIDE PETROLEUM LIMITED (OIL & GAS EXTRACTION)                                                        182,685
         15,924    WOOLWORTHS LIMITED (FOOD STORES)                                                                         240,449
          1,723    WORLEYPARSONS LIMITED (PERSONAL SERVICES)                                                                 21,574
          5,898    ZINIFEX LIMITED (METAL MINING)+                                                                           51,650

                                                                                                                          8,157,909
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
AUSTRIA - 0.52%
             86    ANDRITZ AG (MACHINE-DIVERSIFIED)+                                                                $        13,119
            576    BOEHLER-UDDEHOLM AG (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT)              32,401
            266    BWIN INTERACTIVE ENTERTAINMENT AG (GAMING)+                                                                7,016
          2,407    ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN AG (DEPOSITORY INSTITUTIONS)                                 149,863
            199    FLUGHAFEN WIEN AG (CONSTRUCTION SPECIAL TRADE CONTRACTORS)<<                                              16,481
          4,172    IMMOEAST IMMOBILIEN ANLAGEN AG (REAL ESTATE)+                                                             50,734
          6,102    IMMOFINANZ IMMOBILIEN ANLAGEN AG (REAL ESTATE)+                                                           73,508
             80    MAYR-MELNHOF KARTON AG (PAPER & ALLIED PRODUCTS)                                                          13,739
          2,161    MEINL EUROPEAN LAND LIMITED (REAL ESTATE)+                                                                47,078
          2,139    OMV AG (OIL & GAS EXTRACTION)                                                                            110,827
            410    RAIFFEISEN INTERNATIONAL BANK HOLDINGS (DEPOSITORY INSTITUTIONS)+                                         43,672
            323    RHI AG (MISCELLANEOUS MANUFACTURING INDUSTRIES)+                                                          12,636
          4,652    TELEKOM AUSTRIA AG (COMMUNICATIONS)                                                                      117,390
            970    VERBUND - OESTERREICHISCHE ELEKTRIZITAETSWIRTSCHAFTS AG (ELECTRIC, GAS & SANITARY SERVICES)               46,925
          1,092    VOESTALPINE AG (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT)                   45,100
            339    WIENER STAEDTISCHE ALLGEMEINE VERSICHERUNG AG (INSURANCE CARRIERS)<<                                      21,279
          1,058    WIENERBERGER AG (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)                       49,961

                                                                                                                            851,729
                                                                                                                    ---------------

BELGIUM - 1.22%
          1,585    AGFA-GEVAERT NV (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
                   OPTICAL)                                                                                                  37,584
            224    BARCO NV (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                20,494
            165    BEKAERT SA (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)              16,247
          2,273    BELGACOM SA (COMMUNICATIONS)                                                                              88,601
             96    COFINIMMO SA (REITS)                                                                                      18,199
            194    COLRUYT SA (FOOD STORES)                                                                                  33,112
            330    COMPAGNIE MARITIME BELGE SA (WATER TRANSPORTATION)                                                        11,248
             52    D'IETEREN SA (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                                             17,355
            968    DELHAIZE GROUP (FOOD STORES)                                                                              81,320
          7,411    DEXIA SA (DEPOSITORY INSTITUTIONS)                                                                       191,992
            396    EURONAV SA (WATER TRANSPORTATION)                                                                         12,850
         16,034    FORTIS (DEPOSITORY INSTITUTIONS)                                                                         650,827
            976    GROUPE BRUXELLES LAMBERT SA (BUSINESS SERVICES)                                                          104,146
          2,433    INBEV NA (FOOD & KINDRED PRODUCTS)                                                                       133,958
          2,451    KBC BANK VERZEKERINGS HOLDINGS (DEPOSITORY INSTITUTIONS)                                                 258,119
            481    MOBISTAR SA (COMMUNICATIONS)                                                                              39,829
            314    OMEGA PHARMA SA (CHEMICALS & ALLIED PRODUCTS)                                                             18,105
            851    SOLVAY SA (CHEMICALS & ALLIED PRODUCTS)                                                                  110,070
          1,796    SUEZ LYONNAISE DES EAUX STRIP (ELECTRIC, GAS & SANITARY SERVICES)+                                            23
             75    SUEZ SA (ENERGY)+                                                                                          3,294
          1,178    UCB SA (CHEMICALS & ALLIED PRODUCTS)                                                                      74,912
            324    UMICORE (MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS)                                        47,946

                                                                                                                          1,970,231
                                                                                                                    ---------------

CAYMAN ISLANDS - 0.02%
         23,000    HUTCHISON TELECOMMUNICATIONS (TELECOMMUNICATIONS)+                                                        40,682
                                                                                                                    ---------------

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
DENMARK - 0.74%
             15    A.P. MOLLER - MAERSK A/S (LOCAL & SUB-TRANSIT & INTERURBAN HIGHWAY PASS TRANSPORTATION)          $       128,575
            213    BANG & OLUFSEN A/S (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                                22,858
            506    CARLSBERG A/S (FOOD & KINDRED PRODUCTS)                                                                   42,555
            250    CODAN (INSURANCE CARRIERS)+                                                                               17,751
            413    COLOPLAST A/S (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
                   OPTICAL)                                                                                                  33,188
            688    DANISCO A/S (FOOD & KINDRED PRODUCTS)                                                                     55,814
          5,728    DANSKE BANK A/S (DEPOSITORY INSTITUTIONS)                                                                225,278
            295    DSV A/S (MOTOR FREIGHT TRANSPORTATION & WAREHOUSING)                                                      51,576
            209    EAST ASIATIC COMPANY LIMITED A/S (FOOD & KINDRED PRODUCTS)                                                 9,810
            523    FLS INDUSTRIES A/S (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)                    24,238
          2,702    GN STORE NORD A/S (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                                41,358
            614    H. LUNDBECK A/S (CHEMICALS & ALLIED PRODUCTS)                                                             14,306
            720    JYSKE BANK (BUSINESS SERVICES)+                                                                           41,511
            332    NKT HOLDING A/S (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                                  25,070
          3,276    NOVO NORDISK A/S CLASS B (CHEMICALS & ALLIED PRODUCTS)                                                   243,478
            656    NOVOZYMES A/S (HEALTH SERVICES)                                                                           50,038
            760    SYDBANK (DEPOSITORY INSTITUTIONS)                                                                         27,984
            233    TOPDANMARK A/S (INSURANCE CARRIERS)+                                                                      32,177
            257    TRYGVESTA A/S (WHOLESALE TRADE-DURABLE GOODS)+                                                            15,320
          2,148    VESTAS WIND SYSTEMS A/S (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC,
                   MEDICAL & OPTICAL)+                                                                                       57,355
            420    WILLIAM DEMANT HOLDING A/S (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC,
                   MEDICAL & OPTICAL)+                                                                                       32,251

                                                                                                                          1,192,491
                                                                                                                    ---------------

FINLAND - 1.40%
            803    AMER GROUP (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)                                               18,023
            611    CARGOTEC CORPORATION (TRANSPORTATION SERVICES)                                                            25,854
          2,307    ELISA CORPORATION (COMMUNICATIONS)                                                                        50,902
          5,987    FORTUM OYJ (ELECTRIC, GAS & SANITARY SERVICES)                                                           159,505
          1,032    KCI KONECRANES OYJ (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)                    19,590
            938    KESKO OYJ (FOOD STORES)                                                                                   39,442
            963    KONE OYJ (BUSINESS SERVICES)                                                                              46,708
          1,657    METSO OYJ (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                        60,976
          1,497    NESTE OIL OYJ LIMITED (OIL & GAS EXTRACTION)+                                                             43,501
         55,598    NOKIA OYJ (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)            1,104,050
          1,720    NOKIAN RENKAAT OYJ (TRANSPORTATION EQUIPMENT)                                                             30,949
            900    OKO BANK (DEPOSITORY INSTITUTIONS)                                                                        14,357
          1,353    ORIOLA-KD OYJ (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
                   OPTICAL)+                                                                                                  4,135
          1,353    ORION OYJ (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)+              25,735
          1,438    OUTOKUMPU OYJ (METAL MINING)                                                                              36,706
          1,000    RAUTARUUKKI OYJ (PRIMARY METAL INDUSTRIES)                                                                28,721
          5,361    SAMPO OYJ (NON-DEPOSITORY CREDIT INSTITUTIONS)                                                           111,760
          1,050    SANOMAWSOY OYJ (MULTIMEDIA)+                                                                              26,935
          8,160    STORA ENSO OYJ (PAPER & ALLIED PRODUCTS)                                                                 123,754
          1,021    TIETOENATOR OYJ (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)<<                                30,011
          7,366    UPM-KYMMENE OYJ (PAPER & ALLIED PRODUCTS)                                                                175,041
            730    UPONOR OYJ (RUBBER & MISCELLANEOUS PLASTICS PRODUCTS)                                                     19,791

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
FINLAND (CONTINUED)
            889    WARTSILA OYJ (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                            $        36,053
          1,522    YIT OYJ (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                                  35,261

                                                                                                                          2,267,760
                                                                                                                    ---------------

FRANCE - 9.50%
          2,717    ACCOR SA (METAL MINING)                                                                                  185,185
          1,346    AIR FRANCE-KLM (TRANSPORTATION BY AIR)                                                                    40,588
          1,659    AIR LIQUIDE (CHEMICALS & ALLIED PRODUCTS)                                                                338,445
         17,927    ALCATEL SA (COMMUNICATIONS)                                                                              218,913
          1,448    ALSTOM RGPT (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)+                                    131,009
          1,003    ATOS ORIGIN (BUSINESS SERVICES)+                                                                          55,288
         22,475    AXA SA (INSURANCE CARRIERS)                                                                              828,766
         11,304    BNP PARIBAS SA (DEPOSITORY INSTITUTIONS)                                                               1,216,247
          2,685    BOUYGUES SA (ENGINEERING CONSTRUCTION)                                                                   143,611
          1,063    BUSINESS OBJECTS SA (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)+                             35,977
          1,600    CAP GEMINI SA (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                    84,868
          8,070    CARREFOUR SA (FOOD STORES)                                                                               509,920
            575    CASINO GUICHARD-PERRACHON SA (FOOD STORES)                                                                46,336
          1,271    CIE GENERALE D'OPTIQUE ESSILOR INTERNATIONAL SA (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS:
                   PHOTOGRAPHIC, MEDICAL & OPTICAL)                                                                         130,144
            618    CNP ASSURANCES (INSURANCE AGENTS, BROKERS & SERVICE)                                                      59,950
          4,163    COMPAGNIE DE SAINT-GOBAIN (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                       301,954
          1,841    COMPAGNIE GENERALE DES ESTABLISSEMENTS MICHELIN (RUBBER & MISCELLANEOUS PLASTICS PRODUCTS)               134,933
          8,208    CREDIT AGRICOLE SA (DEPOSITORY INSTITUTIONS)                                                             360,540
            781    DASSAULT SYSTEMES SA (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                             43,942
          1,235    EURONEXT NV (BUSINESS SERVICES)                                                                          120,037
         22,763    FRANCE TELECOM SA (COMMUNICATIONS)                                                                       522,451
          2,856    GAZ DE FRANCE (GAS DISTRIBUTION)<<                                                                       113,717
            159    GECINA SA (REAL ESTATE)                                                                                   21,210
          3,253    GROUPE DANONE (FOOD & KINDRED PRODUCTS)                                                                  456,635
            810    HERMES INTERNATIONAL (APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR
                   MATERIALS)                                                                                                74,877
            357    IMERYS SA (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                        29,878
            255    KLEPIERRE (REAL ESTATE)                                                                                   38,188
          3,910    L'OREAL SA (APPAREL & ACCESSORY STORES)<<                                                                397,143
          2,064    LAFARGE SA (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                      266,437
          1,594    LAGARDERE SCA (COMMUNICATIONS)                                                                           115,011
          3,286    LVMH MOET HENNESSY LOUIS VUITTON SA (CONSUMER SERVICES)                                                  338,555
            858    M6 METROPOLE TELEVISION (COMMUNICATIONS)                                                                  26,329
          9,451    MITTAL STEEL COMPANY NV (BASIC MATERIALS)                                                                330,050
            425    NEOPOST SA (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                       50,713
          1,674    PAGESJAUNES SA (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                 47,549
          1,006    PERNOD-RICARD (FOOD & KINDRED PRODUCTS)<<                                                                209,336
          1,999    PEUGEOT SA (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                                              112,724
            915    PPR SA (APPAREL & ACCESSORY STORES)                                                                      135,635
          1,875    PUBLICIS GROUPE (COMMUNICATIONS)                                                                          73,848
          2,479    RENAULT SA (TRANSPORTATION EQUIPMENT)                                                                    284,330

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
FRANCE (CONTINUED)
          2,526    SAFRAN SA (NATIONAL SECURITY & INTERNATIONAL AFFAIRS)<<                                          $        51,057
         13,789    SANOFI-AVENTIS SA (CHEMICALS & ALLIED PRODUCTS)                                                        1,227,461
          3,034    SCHNEIDER ELECTRIC SA (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)                338,368
         11,766    SCOR (INSURANCE CARRIERS)+                                                                                28,646
            441    SOCIETE BIC SA (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)                                           27,424
            225    SOCIETE DES AUTOROUTES PARIS-RHIN-RHONE (TRANSPORTATION SERVICES)                                         16,748
          4,683    SOCIETE GENERALE (DEPOSITORY INSTITUTIONS)                                                               745,256
          1,605    SOCIETE TELEVISION FRANCAISE 1 (COMMUNICATIONS)                                                           51,267
          1,362    SODEXHO ALLIANCE SA (FOOD & KINDRED PRODUCTS)                                                             75,474
         13,872    SUEZ SA (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                                 610,037
          1,243    TECHNIP SA (OIL & GAS EXTRACTION)                                                                         70,645
          1,026    THALES SA (TRANSPORTATION BY AIR)                                                                         45,523
          3,710    THOMSON (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)                                                  58,289
         29,947    TOTAL SA (OIL & GAS EXTRACTION)                                                                        1,965,176
            638    UNIBAIL (REAL ESTATE)                                                                                    134,054
            812    VALEO SA (TRANSPORTATION EQUIPMENT)                                                                       28,964
            488    VALLOUREC SA (HEALTH SERVICES)                                                                           113,799
          3,940    VEOLIA ENVIRONNEMENT (ELECTRIC, GAS & SANITARY SERVICES)                                                 237,866
          2,902    VINCI SA (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                                323,095
         15,807    VIVENDI UNIVERSAL SA (COMMUNICATIONS)                                                                    569,855
            611    ZODIAC SA (TRANSPORTATION BY AIR)                                                                         36,244

                                                                                                                         15,386,517
                                                                                                                    ---------------

GERMANY - 6.65%
          2,776    ADIDAS-SALOMON AG (APPAREL & ACCESSORY STORES)<<                                                         130,596
          5,488    ALLIANZ AG (INSURANCE CARRIERS)                                                                          949,775
            898    ALTANA AG (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)               49,602
          6,921    BASF AG (CHEMICALS & ALLIED PRODUCTS)                                                                    554,217
          9,945    BAYER AG (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)               506,954
            616    BEIERSDORF AG (APPAREL & ACCESSORY STORES)                                                                32,784
            442    BILFINGER BERGER AG (BUILDING & CONSTRUCTION)                                                             26,225
          1,168    CELESIO AG (WHOLESALE TRADE-DURABLE GOODS)                                                                60,887
          8,420    COMMERZBANK AG (DEPOSITORY INSTITUTIONS)                                                                 283,475
          1,727    CONTINENTAL AG (RUBBER & MISCELLANEOUS PLASTICS PRODUCTS)                                                200,247
         12,356    DAIMLERCHRYSLER AG (TRANSPORTATION EQUIPMENT)                                                            617,479
          7,041    DEUTSCHE BANK AG (DEPOSITORY INSTITUTIONS)                                                               849,623
          1,386    DEUTSCHE BOERSE AG (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)                         208,442
          3,090    DEUTSCHE LUFTHANSA AG (TRANSPORTATION BY AIR)                                                             65,475
            670    DEUTSCHE POSTBANK AG (DEPOSITORY INSTITUTIONS)                                                            50,848
         38,515    DEUTSCHE TELEKOM AG (COMMUNICATIONS)<<                                                                   612,442
            392    DOUGLAS HOLDING AG (APPAREL & ACCESSORY STORES)                                                           18,342
          8,454    E.ON AG (ELECTRIC, GAS & SANITARY SERVICES)                                                            1,002,118
            826    FRESENIUS MEDICAL CARE AG (HEALTH SERVICES)                                                              107,297
            863    HEIDELBERGER DRUCKMASCHINEN AG (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                 35,577
            778    HENKEL KGAA (APPAREL & ACCESSORY STORES)                                                                 108,185
            580    HOCHTIEF AG (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                              36,310
          1,753    HYPO REAL ESTATE HOLDING AG (DEPOSITORY INSTITUTIONS)                                                    109,367
          9,948    INFINEON TECHNOLOGIES AG (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
                   COMPUTER EQUIPMENT)+                                                                                     117,947

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
GERMANY (CONTINUED)
          1,165    IVG IMMOBILIEN AG (REAL ESTATE)                                                                  $        42,162
          1,041    KARSTADTQUELLE AG (GENERAL MERCHANDISE STORES)<<                                                          24,751
          1,402    LINDE AG (ELECTRIC, GAS & SANITARY SERVICES)                                                             132,074
          1,751    MAN AG (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)<<                                        148,187
            655    MERCK KGAA (CHEMICALS & ALLIED PRODUCTS)                                                                  69,453
          2,018    METRO AG (FOOD STORES)                                                                                   117,941
            955    MLP AG (HOLDING & OTHER INVESTMENT OFFICES)<<                                                             21,386
          2,681    MUENCHENER RUECKVERSICHERUNGS GESELLSCHAFT AG (INSURANCE CARRIERS)                                       423,971
            103    PORSCHE AG (TRANSPORTATION EQUIPMENT)                                                                    106,687
            755    PREMIERE AG (ENTERTAINMENT)+                                                                              10,072
          1,302    PROSIEBENSAT.1 MEDIA AG (COMMUNICATIONS)                                                                  36,074
            165    PUMA AG RUDOLF DASSLER SPORT (APPAREL & ACCESSORY STORES)                                                 56,283
            432    RHEINMETALL BERLIN (MACHINERY)+                                                                           31,444
          6,039    RWE AG (ELECTRIC, GAS & SANITARY SERVICES)                                                               557,103
            489    RWE AG NON-VOTING PREFERRED (ELECTRIC, GAS & SANITARY SERVICES)                                           41,000
            492    SALZGITTER AG (STEEL PRODUCERS, PRODUCTS)                                                                 46,236
          2,985    SAP AG (BUSINESS SERVICES)                                                                               591,996
         11,498    SIEMENS AG (WHOLESALE TRADE NON-DURABLE GOODS)                                                         1,003,110
            436    SOLARWORLD AG (ENERGY)<<+                                                                                 23,956
            815    SUEDZUCKER AG (FOOD & KINDRED PRODUCTS)                                                                   20,132
          5,002    THYSSENKRUPP AG (PRIMARY METAL INDUSTRIES)                                                               168,528
          2,537    TUI AG (TRANSPORTATION BY AIR)<<                                                                          52,374
          2,320    VOLKSWAGEN AG (TRANSPORTATION EQUIPMENT)                                                                 197,636
          1,366    VOLKSWAGEN AG PREFERRED (TRANSPORTATION EQUIPMENT)                                                        80,805
            263    WINCOR NIXDORF AG (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)<<                              38,236

                                                                                                                         10,775,811
                                                                                                                    ---------------

GREECE - 0.62%
          5,429    ALPHA BANK AE (DEPOSITORY INSTITUTIONS)                                                                  144,850
          1,250    COCA-COLA HELLENIC BOTTLING COMPANY SA (FOOD & KINDRED PRODUCTS)                                          43,082
          1,380    COSMOTE MOBILE COMMUNICATIONS SA (COMMUNICATIONS)                                                         33,073
          3,300    EFG EUROBANK ERGASIAS SA (DEPOSITORY INSTITUTIONS)                                                       101,099
            300    FOLLIE SA (APPAREL & ACCESSORY STORES)                                                                     8,712
            460    GERMANOS SA (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)                                              10,966
          1,260    HELLENIC PETROLEUM SA (OIL & GAS EXTRACTION)                                                              15,115
          1,700    HELLENIC TECHNODOMIKI TEV SA (HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION
                   CONTRACTS)                                                                                                16,642
          4,370    HELLENIC TELECOMMUNICATIONS ORGANIZATION SA (COMMUNICATIONS)                                             107,171
          1,610    INTRACOM SA (COMMUNICATIONS)                                                                              10,289
            762    MOTOR OIL (HELLAS) CORINTH REFINERIES SA (PETROLEUM REFINING & RELATED INDUSTRIES)                        19,325
          5,034    NATIONAL BANK OF GREECE SA (DEPOSITORY INSTITUTIONS)                                                     216,652
          2,930    OPAP SA (AMUSEMENT & RECREATION SERVICES)                                                                 98,458
          3,000    PIRAEUS BANK SA (DEPOSITORY INSTITUTIONS)                                                                 77,757
          1,690    PUBLIC POWER CORPORATION SA (ELECTRIC, GAS & SANITARY SERVICES)                                           40,717
          1,510    TECHNICAL OLYMPIC SA (HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION CONTRACTS)                       5,093
            900    TITAN CEMENT COMPANY SA (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                          42,660
            980    VIOHALCO SA (BUSINESS SERVICES)                                                                            9,942

                                                                                                                          1,001,603
                                                                                                                    ---------------

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
HONG KONG - 1.63%
          3,500    ASM PACIFIC TECHNOLOGY (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                       $        18,375
         20,619    BANK OF EAST ASIA LIMITED (DEPOSITORY INSTITUTIONS)                                                       94,088
         51,000    BOC HONG KONG HOLDINGS LIMITED (DEPOSITORY INSTITUTIONS)                                                 114,560
         16,000    CATHAY PACIFIC AIRWAYS LIMITED (TRANSPORTATION BY AIR)                                                    32,778
         21,000    CHEUNG KONG HOLDINGS LIMITED (REAL ESTATE)                                                               225,482
          7,000    CHEUNG KONG INFRASTRUCTURE HOLDINGS LIMITED (HEAVY CONSTRUCTION OTHER THAN BUILDING
                   CONSTRUCTION CONTRACTS)                                                                                   21,430
         24,000    CLP HOLDINGS LIMITED (ELECTRIC, GAS & SANITARY SERVICES)                                                 145,405
         13,000    ESPRIT HOLDINGS LIMITED (WHOLESALE TRADE NON-DURABLE GOODS)                                              118,559
         25,000    FOXCONN INTERNATIONAL HOLDINGS LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)<<+                        77,015
         28,000    GIORDANO INTERNATIONAL LIMITED (APPAREL & ACCESSORY STORES)                                               13,657
         21,000    HANG LUNG PROPERTIES LIMITED (REAL ESTATE)                                                                44,854
          9,900    HANG SENG BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                         125,106
          9,000    HENDERSON LAND DEVELOPMENT COMPANY LIMITED (REAL ESTATE)                                                  50,599
         50,000    HONG KONG & CHINA GAS COMPANY LIMITED (OIL & GAS EXTRACTION)                                             117,192
         14,000    HONG KONG EXCHANGES & CLEARING LIMITED (BUSINESS SERVICES)                                               102,161
         18,500    HONGKONG ELECTRIC HOLDINGS (ELECTRIC, GAS & SANITARY SERVICES)                                            86,556
         10,000    HOPEWELL HOLDINGS (REAL ESTATE)                                                                           28,496
         29,000    HUTCHISON WHAMPOA (DIVERSIFIED OPERATIONS)                                                               256,102
          8,120    HYSAN DEVELOPMENT COMPANY LIMITED (REAL ESTATE)                                                           20,825
         22,500    JOHNSON ELECTRIC HOLDINGS LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                19,668
          6,198    KERRY PROPERTIES LIMITED (REAL ESTATE)                                                                    22,674
          8,000    KINGBOARD CHEMICALS HOLDINGS (CHEMICALS & ALLIED PRODUCTS)                                                28,804
         24,200    LI & FUNG LIMITED (WHOLESALE TRADE NON-DURABLE GOODS)                                                     60,138
         29,000    LINK REIT (REITS)                                                                                         60,378
         10,000    MELCO INTERNATIONAL DEVELOPMENT LIMITED (DIVERSIFIED OPERATIONS)                                          21,410
         17,072    MTR CORPORATION (RAILROAD TRANSPORTATION)                                                                 42,863
         32,130    NEW WORLD DEVELOPMENT LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)            55,346
          2,200    ORIENT OVERSEAS INTERNATIONAL LIMITED (WATER TRANSPORTATION)                                               8,952
         57,000    PCCW LIMITED (COMMUNICATIONS)                                                                             34,826
         12,000    SHANGRI-LA ASIA LIMITED (HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES)                              26,678
         16,000    SHUN TAK HOLDINGS LIMITED (REAL ESTATE)<<                                                                 18,853
         20,415    SINO LAND COMPANY (REAL ESTATE)                                                                           36,162
         32,000    SOLOMON SYSTECH LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                                 5,586
         19,000    SUN HUNG KAI PROPERTIES LIMITED (REAL ESTATE)                                                            207,422
         13,000    SWIRE PACIFIC LIMITED (BUSINESS SERVICES)                                                                135,829
         14,000    TECHTRONIC INDUSTRIES COMPANY (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME
                   DEALERS)                                                                                                  20,666
          5,000    TELEVISION BROADCASTS LIMITED (MOTION PICTURES)                                                           26,955
         12,000    TEXWINCA HOLDINGS LIMITED (TEXTILE MILL PRODUCTS)                                                          7,840
         15,000    WHARF HOLDINGS LIMITED (BUSINESS SERVICES)                                                                51,408
          3,000    WING HANG BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                          29,304
          9,000    YUE YUEN INDUSTRIAL HOLDINGS (APPAREL & ACCESSORY STORES)                                                 27,957

                                                                                                                          2,642,959
                                                                                                                    ---------------

IRELAND - 0.88%
         12,046    ALLIED IRISH BANKS PLC (DEPOSITORY INSTITUTIONS)                                                         320,775
         13,201    BANK OF IRELAND (DEPOSITORY INSTITUTIONS)                                                                258,124
          5,901    BLACKROCK INTERNATIONAL LAND (REAL ESTATE)+                                                                2,843
          4,520    C&C GROUP PLC (EATING & DRINKING PLACES)                                                                  61,385

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
IRELAND (CONTINUED)
          7,419    CRH PLC (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                 $       250,527
          1,283    DCC PLC (BUSINESS SERVICES)                                                                               32,050
          4,523    DEPFA BANK PLC (DEPOSITORY INSTITUTIONS)                                                                  83,508
          5,856    ELAN CORPORATION PLC (CHEMICALS & ALLIED PRODUCTS)+                                                       90,594
          5,901    FYFFES PLC (WHOLESALE TRADE NON-DURABLE GOODS)                                                            11,449
          2,819    GRAFTON GROUP PLC (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)+                    37,176
          2,891    GREENCORE GROUP PLC (FOOD & KINDRED PRODUCTS)                                                             14,297
          1,332    IAWS GROUP PLC (AGRICULTURAL PRODUCTION CROPS)                                                            24,728
          9,102    INDEPENDENT NEWS & MEDIA PLC (COMMUNICATIONS)                                                             27,470
          3,864    IRISH LIFE & PERMANENT PLC (NON-DEPOSITORY CREDIT INSTITUTIONS)                                           96,819
          1,603    KERRY GROUP PLC (FOOD & KINDRED PRODUCTS)                                                                 38,011
          1,707    KINGSPAN GROUP PLC (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)                    35,174
            869    PADDY POWER PLC (AMUSEMENT & RECREATION SERVICES)                                                         16,309
            312    RYANAIR HOLDINGS PLC ADR (TRANSPORTATION BY AIR)+                                                         19,746

                                                                                                                          1,420,985
                                                                                                                    ---------------

ITALY - 3.80%
          6,293    ALLEANZA ASSICURAZIONI SPA (INSURANCE CARRIERS)                                                           73,574
          2,213    ARNOLDO MONDADORI EDITORE SPA (COMMUNICATIONS)                                                            20,499
         12,972    ASSICURAZIONI GENERALI SPA (INSURANCE CARRIERS)                                                          485,251
          1,722    AUTOGRILL SPA (EATING & DRINKING PLACES)                                                                  27,404
          4,092    AUTOSTRADE SPA (SOCIAL SERVICES)                                                                         121,368
          4,699    BANCA FIDEURAM SPA (HOLDING & OTHER INVESTMENT OFFICES)                                                   29,942
         11,912    BANCA INTESA RNC SPA (DEPOSITORY INSTITUTIONS)                                                            72,957
         54,037    BANCA INTESA SPA (DEPOSITORY INSTITUTIONS)                                                               355,628
         13,825    BANCA MONTE DEI PASCHI DI SIENA SPA (DEPOSITORY INSTITUTIONS)                                             83,797
          5,329    BANCA POPOLARE DI MILANO SCARL (DEPOSITORY INSTITUTIONS)                                                  70,480
          4,570    BANCHE POPOLARI UNITE SCPA (DEPOSITORY INSTITUTIONS)                                                     122,970
          5,171    BANCO POPOLARE DI VERONA E NOVARA SCRL (DEPOSITORY INSTITUTIONS)                                         142,879
          1,032    BENETTON GROUP SPA (APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS)              17,758
          2,527    BULGARI SPA (APPAREL & ACCESSORY STORES)<<                                                                32,172
         23,333    CAPITALIA SPA (DEPOSITORY INSTITUTIONS)                                                                  193,206
         58,297    ENEL SPA (ELECTRIC, GAS & SANITARY SERVICES)<<                                                           531,881
         35,459    ENI SPA (PETROLEUM REFINING & RELATED INDUSTRIES)<<                                                    1,050,807
          7,867    FIAT SPA (TRANSPORTATION EQUIPMENT)<<+                                                                   125,396
          4,083    FINMECCANICA SPA (TRANSPORTATION BY AIR)                                                                  91,172
            869    FONDIARIA - SAI SPA (INSURANCE)+                                                                          38,116
          3,275    GRUPPO EDITORIALE L'ESPRESSO SPA (COMMUNICATIONS)<<                                                       16,736
            931    ITALCEMENTI SPA (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                  23,576
            908    LOTTOMATICA SPA (AMUSEMENT & RECREATION SERVICES)+                                                        34,208
          1,991    LUXOTTICA GROUP SPA (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
                   OPTICAL)                                                                                                  58,649
         10,648    MEDIASET SPA (COMMUNICATIONS)                                                                            114,431
          6,669    MEDIOBANCA SPA (DEPOSITORY INSTITUTIONS)                                                                 145,454
          4,147    MEDIOLANUM SPA (INSURANCE CARRIERS)<<                                                                     30,816
         43,372    PIRELLI & COMPANY SPA (TRANSPORTATION EQUIPMENT)                                                          37,316
         15,399    SANPAOLO IMI SPA (DEPOSITORY INSTITUTIONS)                                                               325,129
         66,054    SEAT PAGINE GIALLE SPA (COMMUNICATIONS)<<+                                                                33,043
         14,619    SNAM RETE GAS SPA (OIL & GAS EXTRACTION)<<                                                                70,999

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
ITALY (CONTINUED)
         80,058    TELECOM ITALIA RNC SPA (COMMUNICATIONS)                                                          $       192,884
        147,236    TELECOM ITALIA SPA (COMMUNICATIONS)                                                                      418,215
         17,214    TERNA SPA (ELECTRIC, GAS & SANITARY SERVICES)<<                                                           50,096
          3,533    TISCALI SPA (COMMUNICATIONS)<<+                                                                           10,024
        105,936    UNICREDITO ITALIANO SPA (DEPOSITORY INSTITUTIONS)                                                        879,207
         10,803    UNIPOL-PREFERRED (INSURANCE)+                                                                             31,987

                                                                                                                          6,160,027
                                                                                                                    ---------------
JAPAN - 22.93%
          5,000    77 BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                                 34,667
              2    ACCESS COMPANY LIMITED (INTERNET SOFTWARE)+                                                               14,222
          1,100    ACOM COMPANY LIMITED (NON-DEPOSITORY CREDIT INSTITUTIONS)                                                 46,933
            600    ADERANS COMPANY LIMITED (APPAREL & ACCESSORY STORES)                                                      15,543
          2,200    ADVANTEST CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                               109,139
          8,000    AEON COMPANY LIMITED (MISCELLANEOUS RETAIL)                                                              196,063
          1,100    AEON CREDIT SERVICE COMPANY LIMITED (NON-DEPOSITORY CREDIT INSTITUTIONS)                                  26,307
            900    AIFUL CORPORATION (NON-DEPOSITORY CREDIT INSTITUTIONS)                                                    34,819
          2,800    AISIN SEIKI COMPANY LIMITED (TRANSPORTATION EQUIPMENT)                                                    81,778
          8,000    AJINOMOTO COMPANY INCORPORATED (FOOD & KINDRED PRODUCTS)                                                  86,146
            400    ALFRESA HOLDINGS CORPORATION (WHOLESALE TRADE NON-DURABLE GOODS)                                          25,363
          8,000    ALL NIPPON AIRWAYS COMPANY LIMITED (TRANSPORTATION BY AIR)                                                32,372
          2,000    ALPS ELECTRIC COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                   EXCEPT COMPUTER EQUIPMENT)<<                                                                              20,893
          4,000    AMADA COMPANY LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                            40,161
          1,000    AMANO CORPORATION (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                                12,817
            700    AOYAMA TRADING COMPANY LIMITED (APPAREL & ACCESSORY STORES)                                               22,341
            700    ARRK CORPORATION (MANUFACTURE)                                                                             9,191
          5,500    ASAHI BREWERIES LIMITED (FOOD & KINDRED PRODUCTS)                                                         80,178
         13,000    ASAHI GLASS COMPANY LIMITED (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME
                   DEALERS)                                                                                                 160,347
         17,000    ASAHI KASEI CORPORATION (CHEMICALS & ALLIED PRODUCTS)<<                                                  108,800
            600    ASATSU-DK INCORPORATED (COMMUNICATIONS)                                                                   18,235
          2,000    ASICS CORPORATION (FOOTWEAR)+                                                                             26,057
            500    AUTOBACS SEVEN COMPANY LIMITED (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                           18,794
          8,000    BANK OF FUKUOKA LIMITED (DEPOSITORY INSTITUTIONS)                                                         58,717
          4,000    BANK OF KYOTO LIMITED (DEPOSITORY INSTITUTIONS)                                                           40,432
         16,000    BANK OF YOKOHAMA LIMITED (DEPOSITORY INSTITUTIONS)                                                       125,968
          1,000    BENESSE CORPORATION (EDUCATIONAL SERVICES)                                                                36,995
          8,400    BRIDGESTONE CORPORATION (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                                 169,600
         14,500    CANON INCORPORATED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                               756,148
          1,000    CANON SALES COMPANY INCORPORATED (WHOLESALE TRADE-DURABLE GOODS)                                          23,958
          3,300    CASIO COMPUTER COMPANY LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                   66,489
          3,000    CENTRAL GLASS COMPANY LIMITED (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME
                   DEALERS)                                                                                                  16,610
             21    CENTRAL JAPAN RAILWAY COMPANY (RAILROAD TRANSPORTATION)                                                  224,000
         11,000    CHIBA BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                              98,057
          2,000    CHIYODA CORPORATION (ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES)+                    39,111
          9,000    CHUBU ELECTRIC POWER COMPANY INCORPORATED (ELECTRIC, GAS & SANITARY SERVICES)<<                          233,905
          3,900    CHUGAI PHARMACEUTICAL COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)<<                                     83,860
            800    CIRCLE K SUNKUS COMPANY LIMITED (GENERAL MERCHANDISE STORES)                                              15,035

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
JAPAN (CONTINUED)
          4,400    CITIZEN WATCH COMPANY LIMITED (APPAREL & ACCESSORY STORES)                                       $        36,206
            800    COCA-COLA WEST JAPAN COMPANY LIMITED (FOOD & KINDRED PRODUCTS)                                            15,983
          2,000    COMSYS HOLDINGS CORPORATION (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)              21,943
          2,200    CREDIT SAISON COMPANY LIMITED (MISCELLANEOUS RETAIL)                                                      92,749
            900    CSK HOLDINGS CORPORATION (BUSINESS SERVICES)                                                              37,638
          9,000    DAI NIPPON PRINTING COMPANY LIMITED (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                           138,895
          4,000    DAICEL CHEMICAL INDUSTRIES LIMITED (CHEMICALS & ALLIED PRODUCTS)                                          27,733
          4,000    DAIDO STEEL COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                   EXCEPT COMPUTER EQUIPMENT)                                                                                29,223
          1,000    DAIFUKU COMPANY LIMITED (MACHINERY-MATERIALS)                                                             12,605
         10,100    DAIICHI SANKYO COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                             286,434
          3,200    DAIKIN INDUSTRIES LIMITED (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)             94,815
          3,000    DAIMARU INCORPORATED (APPAREL & ACCESSORY STORES)                                                         37,054
         10,000    DAINIPPON INK & CHEMICALS INCORPORATED (CHEMICALS & ALLIED PRODUCTS)                                      36,402
          3,000    DAINIPPON SCREEN MANUFACTURING COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
                   COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                                                    27,276
          1,000    DAITO TRUST CONSTRUCTION COMPANY LIMITED (REAL ESTATE)                                                    54,265
          7,000    DAIWA HOUSE INDUSTRY COMPANY LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE
                   BUILDERS)                                                                                                121,185
         17,000    DAIWA SECURITIES GROUP INCORPORATED (HOLDING & OTHER INVESTMENT OFFICES)<<                               198,315
          7,000    DENKI KAGAKU KOGYO KABUSHIKI KAISHA (CHEMICALS & ALLIED PRODUCTS)                                         27,141
          7,100    DENSO CORPORATION (TRANSPORTATION EQUIPMENT)                                                             249,439
             26    DENTSU INCORPORATED (BUSINESS SERVICES)                                                                   70,654
          4,000    DOWA MINING COMPANY LIMITED (MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS)<<                  34,506
             15    E*TRADE SECURITIES COMPANY LIMITED (FINANCE & FINANCIAL SERVICES)+                                        17,016
             14    EACCESS LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                   8,450
             46    EAST JAPAN RAILWAY COMPANY (RAILROADS)                                                                   321,659
          5,000    EBARA CORPORATION (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                18,116
          1,000    EDION CORPORATION (ELECTRONIC)                                                                            17,143
          3,300    EISAI COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)<<                                                    159,517
          2,280    ELECTRIC POWER DEVELOPMENT COMPANY LIMITED (ELECTRIC, GAS & SANITARY SERVICES)                            81,260
          1,300    ELPIDA MEMORY INCORPORATED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)+                      58,988
          1,000    FAMILYMART COMPANY LIMITED (GENERAL MERCHANDISE STORES)                                                   27,344
          2,400    FANUC LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)          187,327
            700    FAST RETAILING COMPANY LIMITED (APPAREL & ACCESSORY STORES)                                               65,719
          7,000    FUJI ELECTRIC HOLDINGS COMPANY LIMITED (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE
                   HOME DEALERS)                                                                                             36,089
          6,600    FUJI PHOTO FILM COMPANY LIMITED (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC,
                   MEDICAL & OPTICAL)                                                                                       240,813
            400    FUJI SOFT ABC INCORPORATED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                       10,430
              7    FUJI TELEVISION NETWORK INCORPORATED (COMMUNICATIONS)                                                     15,822
          5,000    FUJIKURA LIMITED (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
                   OPTICAL)                                                                                                  54,730
         25,000    FUJITSU LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                 206,138
          9,000    FURUKAWA ELECTRIC COMPANY LIMITED (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS:
                   PHOTOGRAPHIC, MEDICAL & OPTICAL)                                                                          59,429
            700    GLORY LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                                    13,570
             18    GOODWILL GROUP INCORPORATED (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                    10,880
          4,000    GUNMA BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                              29,562
          2,000    GUNZE LIMITED (APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS)                   11,310

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
JAPAN (CONTINUED)
            400    HAKUHODO DY HOLDINGS INCORPORATED (CONSUMER SERVICES)                                            $        26,108
          2,000    HANKYU DEPARTMENT STORES (APPAREL & ACCESSORY STORES)                                                     16,914
          2,000    HANSHIN ELECTRIC RAILWAY (TRANSPORTATION EXCLUDING AIR, RAIL)                                             17,564
          9,000    HASEKO CORPORATION (RESIDENTIAL)<<+                                                                       31,010
            400    HIKARI TSUSHIN INCORPORATED (MISCELLANEOUS RETAIL)+                                                       20,893
          4,000    HINO MOTORS LIMITED (TRANSPORTATION EQUIPMENT)                                                            21,638
            400    HIROSE ELECTRIC COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                   EXCEPT COMPUTER EQUIPMENT)                                                                                52,995
          3,000    HITACHI CABLE LIMITED (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
                   OPTICAL)                                                                                                  13,537
            400    HITACHI CAPITAL CORPORATION (NON-DEPOSITORY CREDIT INSTITUTIONS)                                           7,619
          1,300    HITACHI CHEMICAL COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                            31,475
          1,500    HITACHI CONSTRUCTION MACHINERY COMPANY LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER
                   EQUIPMENT)                                                                                                33,524
         45,000    HITACHI LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                 262,476
          2,200    HOKKAIDO ELECTRIC POWER COMPANY INCORPORATED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
                   COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                                                    53,359
         15,000    HOKUHOKU FINANCIAL GROUP INCORPORATED (DEPOSITORY INSTITUTIONS)                                           56,508
         21,200    HONDA MOTOR COMPANY LIMITED (TRANSPORTATION EQUIPMENT)                                                   712,499
          1,400    HOUSE FOODS CORPORATION (FOOD & KINDRED PRODUCTS)                                                         23,111
          5,500    HOYA CORPORATION (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
                   OPTICAL)                                                                                                 207,196
          1,900    IBIDEN COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                               100,368
             14    INDEX CORPORATION (COMMUNICATIONS)<<                                                                      10,145
             11    INPEX HOLDINGS INCORPORATED (OIL & GAS EXPLORATION)+                                                      89,889
          2,800    ISETAN COMPANY LIMITED (APPAREL & ACCESSORY STORES)                                                       47,241
         17,000    ISHIKAWAJIMA-HARIMA HEAVY INDUSTRIES COMPANY LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)+            51,953
          1,000    ITO EN LIMITED (EATING & DRINKING PLACES)<<                                                               34,455
         20,000    ITOCHU CORPORATION (WHOLESALE TRADE NON-DURABLE GOODS)                                                   154,921
            500    ITOCHU TECHNO-SCIENCE CORPORATION (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                25,397
            500    JAFCO COMPANY LIMITED (HOLDING & OTHER INVESTMENT OFFICES)                                                25,228
         11,000    JAPAN AIR LINES CORPORATION (TRANSPORTATION BY AIR)<<                                                     21,511
              7    JAPAN PRIME REALTY INVESTMENT CORPORATION (REITS)                                                         20,919
              5    JAPAN REAL ESTATE INVESTMENT CORPORATION (REITS)                                                          42,328
              4    JAPAN RETAIL FUND INVESTMENT CORPORATION (REITS)                                                          29,460
          4,000    JAPAN STEEL WORKS (MACHINERY-MATERIALS)+                                                                  27,361
             61    JAPAN TOBACCO INCORPORATED (TOBACCO PRODUCTS)                                                            237,029
          7,500    JFE HOLDINGS INCORPORATED (PRIMARY METAL INDUSTRIES)                                                     293,968
          3,000    JGC CORPORATION (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                          50,133
         10,000    JOYO BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                               59,344
          2,400    JSR CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                             52,825
             19    KK DAVINCI ADVISORS (CONSULTING SERVICES)+                                                                18,176
         13,000    KAJIMA CORPORATION (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                       59,429
          1,000    KAKEN PHARMACEUTICAL COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                         6,806
          4,000    KAMIGUMI COMPANY LIMITED (TRANSPORTATION SERVICES)                                                        31,187
          4,000    KANEKA CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                          37,858
         10,200    KANSAI ELECTRIC POWER COMPANY INCORPORATED (ELECTRIC, GAS & SANITARY SERVICES)                           235,302
          2,000    KANSAI PAINT COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                                15,120
          7,000    KAO CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                            186,667
          2,400    KATOKICHI COMPANY LIMITED (FOOD & KINDRED PRODUCTS)                                                       19,606

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
JAPAN (CONTINUED)
         17,000    KAWASAKI HEAVY INDUSTRIES LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                       $        56,271
          6,000    KAWASAKI KISEN KAISHA LIMITED (WATER TRANSPORTATION)                                                      37,892
             34    KDDI CORPORATION (COMMUNICATIONS)                                                                        211,843
          6,000    KEIHIN ELECTRIC EXPRESS RAILWAY COMPANY LIMITED (RAILROAD TRANSPORTATION)<<                               43,835
          7,000    KEIO ELECTRIC RAILWAY COMPANY LIMITED (RAILROAD TRANSPORTATION)                                           46,696
          4,000    KEISEI ELECTRIC RAILWAY COMPANY LIMITED (RAILROAD TRANSPORTATION)                                         24,516
            500    KEYENCE CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                               115,132
          2,000    KIKKOMAN CORPORATION (FOOD & KINDRED PRODUCTS)                                                            23,314
          2,000    KINDEN CORPORATION (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                       16,508
         23,000    KINTETSU CORPORATION (RAILROAD TRANSPORTATION)                                                            72,042
         11,000    KIRIN BREWERY COMPANY LIMITED (FOOD & KINDRED PRODUCTS)                                                  146,853
         36,000    KOBE STEEL LIMITED (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT)              113,067
          1,300    KOKUYO COMPANY LIMITED (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)                                   20,668
         12,000    KOMATSU LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                 207,238
          1,000    KOMORI CORPORATION (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                             20,360
          1,100    KONAMI CORPORATION (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                               27,937
          6,500    KONICA MINOLTA HOLDINGS INCORPORATED (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS:
                   PHOTOGRAPHIC, MEDICAL & OPTICAL)                                                                          87,052
            400    KOSE CORPORATION (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                                 12,902
          2,400    KOYO SEIKO COMPANY LIMITED (TRANSPORTATION EQUIPMENT)                                                     46,527
         15,000    KUBOTA CORPORATION (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                              123,175
          5,000    KURARAY COMPANY LIMITED (TEXTILE MILL PRODUCTS)                                                           55,619
          2,200    KURAYA SANSEIDO INCORPORATED (WHOLESALE TRADE NON-DURABLE GOODS)                                          45,071
          1,900    KURITA WATER INDUSTRIES LIMITED (ADMINISTRATION OF ENVIRONMENTAL QUALITY & HOUSING PROGRAMS)              36,834
          2,200    KYOCERA CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                               188,292
          4,000    KYOWA HAKKO KOGYO COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                           28,174
          5,400    KYUSHU ELECTRIC POWER COMPANY INCORPORATED (ELECTRIC, GAS & SANITARY SERVICES)                           127,543
          1,000    LAWSON INCORPORATED (GENERAL MERCHANDISE STORES)                                                          35,132
          1,500    LEOPALACE 21 CORPORATION (REAL ESTATE)                                                                    54,730
            300    MABUCHI MOTOR COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                   EXCEPT COMPUTER EQUIPMENT)<<                                                                              18,337
          1,300    MAKITA CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                                38,188
         21,000    MARUBENI CORPORATION (BUSINESS SERVICES)                                                                 104,533
          4,700    MARUI COMPANY LIMITED (APPAREL & ACCESSORY STORES)                                                        68,794
          1,700    MATSUI SECURITIES COMPANY LIMITED (INSURANCE AGENTS, BROKERS & SERVICE)<<+                                14,176
            700    MATSUMOTOKIYOSHI COMPANY LIMITED (GENERAL MERCHANDISE STORES)                                             16,830
         27,000    MATSUSHITA ELECTRIC INDUSTRIAL COMPANY LIMITED (HOME FURNITURE, FURNISHINGS & EQUIPMENT
                   STORES)                                                                                                  571,429
          5,000    MATSUSHITA ELECTRIC WORKS LIMITED (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME
                   DEALERS)                                                                                                  52,825
          4,000    MEIJI DAIRIES CORPORATION (FOOD & KINDRED PRODUCTS)                                                       27,022
          5,000    MEIJI SEIKA KAISHA LIMITED (FOOD & KINDRED PRODUCTS)                                                      25,397
            600    MEITEC CORPORATION (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                               18,438
          9,500    MILLEA HOLDINGS INCORPORATED (INSURANCE CARRIERS)                                                        344,765
          4,000    MINEBEA COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                                21,875
         16,000    MITSUBISHI CHEMICAL HOLDINGS CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                   100,233
         18,500    MITSUBISHI CORPORATION (BUSINESS SERVICES)                                                               347,683
         26,000    MITSUBISHI ELECTRIC CORPORATION (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                 219,005
         16,000    MITSUBISHI ESTATE COMPANY LIMITED (REAL ESTATE)                                                          349,460

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
JAPAN (CONTINUED)
          5,000    MITSUBISHI GAS CHEMICAL COMPANY INCORPORATED (CHEMICALS & ALLIED PRODUCTS)                       $        54,307
         43,000    MITSUBISHI HEAVY INDUSTRIES LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                             178,006
          1,000    MITSUBISHI LOGISTICS CORPORATION (MOTOR FREIGHT TRANSPORTATION & WAREHOUSING)                             15,966
         12,000    MITSUBISHI MATERIALS CORPORATION (MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS)<<             49,473
          7,000    MITSUBISHI RAYON COMPANY LIMITED (TEXTILE MILL PRODUCTS)                                                  46,222
          3,000    MITSUBISHI SECURITIES COMPANY LIMITED (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES &
                   SERVICES)+                                                                                                37,587
            117    MITSUBISHI UFJ FINANCIAL GROUP INCORPORATED (DEPOSITORY INSTITUTIONS)                                  1,505,524
         21,000    MITSUI & COMPANY LIMITED (WHOLESALE TRADE-DURABLE GOODS)                                                 267,022
          8,000    MITSUI CHEMICALS LIMITED (CHEMICALS & ALLIED PRODUCTS)                                                    57,566
         10,000    MITSUI ENGINEERING & SHIPBUILDING COMPANY LIMITED (TRANSPORTATION EQUIPMENT)                              32,508
         11,000    MITSUI FUDOSAN COMPANY LIMITED (REAL ESTATE)                                                             250,032
          9,000    MITSUI MINING & SMELTING COMPANY LIMITED (METAL MINING)                                                   46,400
         14,000    MITSUI O.S.K. LINES LIMITED (WATER TRANSPORTATION)<<                                                     103,467
         16,000    MITSUI SUMITOMO INSURANCE COMPANY LIMITED (INSURANCE CARRIERS)                                           200,059
          8,000    MITSUI TRUST HOLDINGS INCORPORATED (DEPOSITORY INSTITUTIONS)                                              91,022
          6,000    MITSUKOSHI LIMITED (APPAREL & ACCESSORY STORES)                                                           26,921
          1,200    MITSUMI ELECTRIC COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                   EXCEPT COMPUTER EQUIPMENT)                                                                                16,559
            129    MIZUHO FINANCIAL GROUP INCORPORATED (BANKING)                                                          1,000,330
          2,700    MURATA MANUFACTURING COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                   EXCEPT COMPUTER EQUIPMENT)                                                                               187,429
          3,200    NAMCO BANDAI HOLDINGS INCORPORATED (AMUSEMENT & RECREATION SERVICES)<<                                    50,306
         28,000    NEC CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                               153,837
            600    NEC ELECTRONICS CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                   EXCEPT COMPUTER EQUIPMENT)                                                                                20,622
              9    NET ONE SYSTEMS COMPANY LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                  12,495
          4,000    NGK INSULATORS LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                                56,212
          2,000    NGK SPARK PLUG COMPANY LIMITED (TRANSPORTATION EQUIPMENT)                                                 39,704
          2,000    NHK SPRING COMPANY LIMITED (TRANSPORTATION EQUIPMENT)                                                     23,145
          2,000    NICHIREI CORPORATION (FOOD & KINDRED PRODUCTS)                                                            10,548
          1,400    NIDEC CORPORATION (WHOLESALE TRADE-DURABLE GOODS)                                                        105,600
         10,500    NIKKO CORDIAL CORPORATION (FINANCIAL)                                                                    121,778
          4,000    NIKON CORPORATION (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
                   OPTICAL)                                                                                                  82,624
          1,300    NINTENDO COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
                   COMPUTER EQUIPMENT)                                                                                      267,869
              6    NIPPON BUILDING FUND INCORPORATED (REITS)                                                                 60,952
          3,000    NIPPON ELECTRIC GLASS COMPANY LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                            66,159
         11,000    NIPPON EXPRESS COMPANY LIMITED (MOTOR FREIGHT TRANSPORTATION & WAREHOUSING)                               58,946
          2,000    NIPPON KAYAKU COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                               16,948
          8,000    NIPPON LIGHT METAL COMPANY LIMITED (METAL MINING)                                                         20,114
          2,000    NIPPON MEAT PACKERS INCORPORATED (FOOD & KINDRED PRODUCTS)                                                22,468
         12,000    NIPPON MINING HOLDINGS INCORPORATED (OIL & GAS EXTRACTION)                                                84,825
         17,000    NIPPON OIL CORPORATION (OIL & GAS EXTRACTION)                                                            125,206
             11    NIPPON PAPER GROUP INCORPORATED (PAPER & ALLIED PRODUCTS)                                                 39,856
          4,000    NIPPON SANSO CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                    33,964
          6,000    NIPPON SHEET GLASS COMPANY LIMITED (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME
                   DEALERS)<<                                                                                                28,190
          2,000    NIPPON SHOKUBAI COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                             24,212
         82,000    NIPPON STEEL CORPORATION (PRIMARY METAL INDUSTRIES)                                                      337,371

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
JAPAN (CONTINUED)
             71    NIPPON TELEGRAPH & TELEPHONE CORPORATION (COMMUNICATIONS)                                        $       348,614
         13,000    NIPPON YUSEN KABUSHIKI KAISHA (WATER TRANSPORTATION)                                                      79,128
          8,000    NISHI-NIPPON CITY BANK LIMITED (DEPOSITORY INSTITUTIONS)+                                                 39,213
          4,000    NISHIMATSU CONSTRUCTION COMPANY LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE
                   BUILDERS)<<                                                                                               14,933
          2,000    NISSAN CHEMICAL INDUSTRIES LIMITED (CHEMICALS & ALLIED PRODUCTS)                                          23,653
         30,500    NISSAN MOTOR COMPANY LIMITED (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                            341,600
            800    NISSEI SANGYO COMPANY (MEMBERSHIP ORGANIZATIONS)                                                          22,620
          3,000    NISSHIN SEIFUN GROUP INCORPORATED (FOOD & KINDRED PRODUCTS)                                               31,289
         12,000    NISSHIN STEEL COMPANY LIMITED (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION               35,556
                   EQUIPMENT)
          2,000    NISSHINBO INDUSTRIES INCORPORATED (TEXTILE MILL PRODUCTS)                                                 21,113
          1,400    NISSIN FOOD PRODUCTS COMPANY LIMITED (FOOD & KINDRED PRODUCTS)                                            44,563
          600      NITORI COMPANY LIMITED (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)                                   27,175
          2,200    NITTO DENKO CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                    130,370
          1,600    NOK CORPORATION (TRANSPORTATION EQUIPMENT)                                                                39,484
         24,000    NOMURA HOLDINGS INCORPORATED (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)               422,603
              3    NOMURA REAL ESTATE OFFICE FUND (REITS)                                                                    24,051
            300    NOMURA RESEARCH INSTITUTE LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                41,651
          6,000    NSK LIMITED (PRIMARY METAL INDUSTRIES)<<                                                                  50,641
          5,000    NTN CORPORATION (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT)                  39,534
             18    NTT DATA CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)<<                                                                                              83,048
            256    NTT DOCOMO INCORPORATED (COMMUNICATIONS)                                                                 394,430
              3    NTT URBAN DEVELOPMENT CORPORATION (REAL ESTATE)                                                           23,975
          8,000    OBAYASHI CORPORATION (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                     56,347
            100    OBIC COMPANY LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                             21,139
          7,000    ODAKYU ELECTRIC RAILWAY COMPANY LIMITED (RAILROAD TRANSPORTATION)                                         44,504
         11,000    OJI PAPER COMPANY LIMITED (PAPER & ALLIED PRODUCTS)                                                       60,250
          9,000    OKI ELECTRIC INDUSTRY COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                   EXCEPT COMPUTER EQUIPMENT)                                                                                20,267
          2,000    OKUMA CORPORATION (MACHINERY)                                                                             17,693
          3,000    OKUMURA CORPORATION (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                      16,483
          3,000    OLYMPUS CORPORATION (GENERAL MERCHANDISE STORES)                                                          88,381
          3,100    OMRON CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                                76,106
          2,000    ONWARD KASHIYAMA COMPANY LIMITED (APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS &
                   SIMILAR  MATERIALS)                                                                                       28,749
            300    ORACLE CORPORATION JAPAN (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                         12,978
            600    ORIENTAL LAND COMPANY LIMITED (AMUSEMENT & RECREATION SERVICES)                                           33,676
          1,230    ORIX CORPORATION (MISCELLANEOUS RETAIL)                                                                  339,975
         28,000    OSAKA GAS COMPANY LIMITED (ELECTRIC, GAS & SANITARY SERVICES)                                             97,659
          1,100    OSG CORPORATION (MACHINE TOOLS)                                                                           15,663
            200    OTSUKA CORPORATION (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                               21,266
            700    PARK24 COMPANY LIMITED (COMMERCIAL SERVICES)<<                                                            22,993
          1,700    PIONEER CORPORATION (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)                                      29,934
          1,200    PROMISE COMPANY LIMITED (NON-DEPOSITORY CREDIT INSTITUTIONS)                                              47,746
          2,100    QP CORPORATION (FOOD & KINDRED PRODUCTS)                                                                  19,840
             99    RAKUTEN INCORPORATED (COMMUNICATIONS)                                                                     38,804
             63    RESONA HOLDINGS INCORPORATED (DEPOSITORY INSTITUTIONS)+                                                  188,800
          9,000    RICOH COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                               179,048
            700    RINNAI CORPORATION (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)                    20,030

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
JAPAN (CONTINUED)
          1,500    ROHM COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                       $       139,302
              4    ROUND ONE CORPORATION (AMUSEMENT & RECREATION SERVICES)                                                   14,493
            400    RYOHIN KEIKAKU COMPANY LIMITED (MISCELLANEOUS RETAIL)                                                     28,275
          1,000    SANKEN ELECTRIC COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                   EXCEPT COMPUTER EQUIPMENT)                                                                                12,935
            600    SANKYO COMPANY LIMITED (WHOLESALE TRADE NON-DURABLE GOODS)                                                32,051
          1,100    SANTEN PHARMACEUTICAL COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                       27,937
          3,000    SANWA SHUTTER CORPORATION (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)             17,016
         21,000    SANYO ELECTRIC COMPANY LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)<<                 42,667
              4    SAPPORO HOLDINGS (DEPOSITORY INSTITUTIONS)                                                                43,683
          3,000    SAPPORO HOLDINGS LIMITED (EATING & DRINKING PLACES)                                                       14,248
            121    SBI HOLDINGS INCORPORATED (HOLDING & OTHER INVESTMENT OFFICES)                                            43,278
          2,800    SECOM COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                               138,667
          2,400    SEGA SAMMY HOLDINGS INCORPORATED (AMUSEMENT & RECREATION SERVICES)                                        77,206
          1,700    SEIKO EPSON CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                                46,341
          2,000    SEINO TRANSPORTATION COMPANY LIMITED (MOTOR FREIGHT TRANSPORTATION & WAREHOUSING)                         23,517
          7,000    SEKISUI CHEMICAL COMPANY LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE
                   BUILDERS)                                                                                                 59,022
          7,000    SEKISUI HOUSE LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                   105,896
         11,020    SEVEN & I HOLDINGS COMPANY LIMITED (FOOD STORES)                                                         354,506
             90    SFCG COMPANY LIMITED (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)                        17,074
         13,000    SHARP CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                               222,857
            500    SHIMACHU COMPANY LIMITED (MISCELLANEOUS RETAIL)                                                           14,688
            300    SHIMAMURA COMPANY LIMITED (APPAREL & ACCESSORY STORES)                                                    29,308
            800    SHIMANO INCORPORATED (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)                                     22,349
          9,000    SHIMIZU CORPORATION (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                      51,429
          5,200    SHIN-ETSU CHEMICAL COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                         331,920
            800    SHINKO ELECTRIC INDUSTRIES (ELECTRONIC COMPONENTS-SEMICONDUCTOR)                                          22,281
          8,000    SHINKO SECURITIES COMPANY LIMITED (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES &
                   SERVICES)+                                                                                                31,628
         18,000    SHINSEI BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                           109,714
          4,000    SHIONOGI & COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                                  73,481
          5,000    SHISEIDO COMPANY LIMITED (APPAREL & ACCESSORY STORES)                                                     99,894
          8,000    SHIZUOKA BANK LIMITED (DEPOSITORY INSTITUTIONS)<<                                                         86,959
         13,000    SHOWA DENKO KK (CHEMICALS & ALLIED PRODUCTS)                                                              56,017
          2,900    SHOWA SHELL SEKIYU KK (OIL & GAS EXTRACTION)                                                              32,308
            700    SMC CORPORATION (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                  92,622
          9,900    SOFTBANK CORPORATION (HOLDING & OTHER INVESTMENT OFFICES)<<                                              204,914
          3,700    SOJITZ HOLDINGS CORPORATION (WHOLESALE TRADE NON-DURABLE GOODS)+                                          12,028
         11,000    SOMPO JAPAN INSURANCE INCORPORATED (INSURANCE CARRIERS)                                                  144,059
         13,700    SONY CORPORATION (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)<<                                      554,379
          2,000    STANLEY ELECTRIC COMPANY LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                 41,312
            500    SUMCO CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                                37,037
          3,000    SUMITOMO BAKELITE COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)<<                                         22,654
         21,000    SUMITOMO CHEMICAL COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                          156,800
         14,000    SUMITOMO CORPORATION (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)                       174,578
         10,300    SUMITOMO ELECTRIC INDUSTRIES LIMITED (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS:
                   PHOTOGRAPHIC, MEDICAL & OPTICAL)                                                                         139,426
          7,000    SUMITOMO HEAVY INDUSTRIES LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                58,607

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
JAPAN (CONTINUED)
         55,000    SUMITOMO METAL INDUSTRIES LIMITED (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY &
                   TRANSPORTATION EQUIPMENT)                                                                        $       210,921
          7,000    SUMITOMO METAL MINING COMPANY LIMITED (MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT
                   FUELS)                                                                                                    91,733
             83    SUMITOMO MITSUI FINANCIAL GROUP INCORPORATED (DEPOSITORY INSTITUTIONS)                                   871,280
          7,000    SUMITOMO OSAKA CEMENT COMPANY LIMITED (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                            20,741
          5,000    SUMITOMO REALTY & DEVELOPMENT COMPANY LIMITED (REAL ESTATE)                                              146,878
          2,000    SUMITOMO RUBBER INDUSTRIES LIMITED (TRANSPORTATION EQUIPMENT)                                             22,011
            200    SUMITOMO TITANIUM (NON-FERROUS METALS)                                                                    23,788
         17,000    SUMITOMO TRUST & BANKING COMPANY LIMITED (DEPOSITORY INSTITUTIONS)                                       177,879
          3,000    SURUGA BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                             37,486
          1,000    SUZUKEN COMPANY LIMITED (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC,
                   MEDICAL & OPTICAL)                                                                                        37,503
          3,100    T&D HOLDINGS INCORPORATED (INSURANCE CARRIERS)                                                           224,381
         13,000    TAIHEIYO CEMENT CORPORATION (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                      48,093
         12,000    TAISEI CORPORATION (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)<<                     43,073
          2,000    TAISHO PHARMACEUTICAL COMPANY LIMITED (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS:
                   PHOTOGRAPHIC, MEDICAL & OPTICAL)                                                                          38,349
          1,000    TAIYO YUDEN COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                   EXCEPT COMPUTER EQUIPMENT)                                                                                15,018
          3,000    TAKARA HOLDINGS INCORPORATED (EATING & DRINKING PLACES)                                                   17,625
          4,000    TAKASHIMAYA COMPANY LIMITED (APPAREL & ACCESSORY STORES)                                                  50,794
         12,100    TAKEDA PHARMACEUTICAL COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                      754,938
          1,550    TAKEFUJI CORPORATION (HOLDING & OTHER INVESTMENT OFFICES)<<                                               71,120
          3,000    TANABE SEIYAKU COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                              37,587
          1,800    TDK CORPORATION (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                 144,152
         11,000    TEIJIN LIMITED (TEXTILE MILL PRODUCTS)                                                                    59,225
          2,300    TERUMO CORPORATION (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
                   OPTICAL)                                                                                                  87,230
          1,600    THK COMPANY LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                              37,790
            600    TIS INCORPORATED (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                               14,146
         10,000    TOBU RAILWAY COMPANY LIMITED (RAILROAD TRANSPORTATION)                                                    50,455
          3,000    TODA CORPORATION (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                         14,044
          2,200    TOHO COMPANY LIMITED TOKYO (MOTION PICTURES)                                                              44,698
            300    TOHO TITANIUM COMPANY LIMITED (METAL MINING)                                                              18,514
          5,700    TOHOKU ELECTRIC POWER COMPANY INCORPORATED (ELECTRIC, GAS & SANITARY SERVICES)                           124,737
            600    TOKAI RIKA COMPANY LIMITED (AUTO PARTS-ORIGINAL EQUIPMENT)+                                               11,657
          3,000    TOKUYAMA CORPORATION (CHEMICALS & ALLIED PRODUCTS)<<                                                      40,127
            600    TOKYO BROADCASTING SYSTEM INCORPORATED (COMMUNICATIONS)                                                   13,994
         16,500    TOKYO ELECTRIC POWER COMPANY INCORPORATED (ELECTRIC, GAS & SANITARY SERVICES)                            474,921
          2,200    TOKYO ELECTRON LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                               162,590
         31,000    TOKYO GAS COMPANY LIMITED (ELECTRIC, GAS & SANITARY SERVICES)                                            155,361
            400    TOKYO SEIMITSU COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
                   COMPUTER EQUIPMENT)                                                                                       20,995
          1,700    TOKYO STEEL MANUFACTURING COMPANY LIMITED (FURNITURE & FIXTURES)                                          26,754
          1,000    TOKYO STYLE COMPANY LIMITED (APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR
                   MATERIALS)                                                                                                12,047
          4,000    TOKYO TATEMONO COMPANY LIMITED (INSURANCE AGENTS, BROKERS & SERVICE)                                      44,969
         14,000    TOKYU CORPORATION (TRANSPORTATION SERVICES)                                                               96,237
          6,000    TOKYU LAND CORPORATION (REAL ESTATE)<<                                                                    56,889
          4,000    TONENGENERAL SEKIYU KK (OIL & GAS EXTRACTION)                                                             36,131
          8,000    TOPPAN PRINTING COMPANY LIMITED (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                88,720
         18,000    TORAY INDUSTRIES INCORPORATED (TEXTILE MILL PRODUCTS)                                                    135,467

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
JAPAN (CONTINUED)
         39,000    TOSHIBA CORPORATION (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)<<                   $       252,902
          7,000    TOSOH CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                           28,385
          3,700    TOSTEM INAX HOLDING CORPORATION (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                  77,367
          4,000    TOTO LIMITED (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)<<                                           37,723
          2,100    TOYO SEIKAN KAISHA LIMITED (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                       40,178
          1,000    TOYO SUISAN KAISHA LIMITED (FOOD & KINDRED PRODUCTS)                                                      14,417
          9,000    TOYOBO COMPANY LIMITED (TEXTILE MILL PRODUCTS)                                                            23,695
          1,100    TOYODA GOSEI COMPANY LIMITED (TRANSPORTATION EQUIPMENT)                                                   24,212
          2,700    TOYOTA INDUSTRIES CORPORATION (TRANSPORTATION EQUIPMENT)                                                 114,514
         39,100    TOYOTA MOTOR CORPORATION (TRANSPORTATION EQUIPMENT)                                                    2,125,054
          2,400    TOYOTA TSUSHO CORPORATION (BUSINESS SERVICES)                                                             63,187
          1,500    TREND MICRO INCORPORATED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                         43,937
         10,000    UBE INDUSTRIES LIMITED JAPAN (CHEMICALS & ALLIED PRODUCTS)                                                28,360
            400    UNI-CHARM CORPORATION (APPAREL & ACCESSORY STORES)                                                        22,214
          1,000    UNIDEN CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                                10,540
          2,000    UNY COMPANY LIMITED (MISCELLANEOUS RETAIL)                                                                26,514
          1,500    USHIO INCORPORATED (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
                   OPTICAL)                                                                                                  32,317
            380    USS COMPANY LIMITED (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                                      24,417
          1,000    WACOAL CORPORATION (APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS)              12,597
             22    WEST JAPAN RAILWAY COMPANY (RAILROAD TRANSPORTATION)                                                      94,053
            216    YAHOO JAPAN CORPORATION (BUSINESS SERVICES)+                                                              81,280
          1,300    YAKULT HONSHA COMPANY LIMITED (FOOD & KINDRED PRODUCTS)                                                   38,188
          1,100    YAMADA DENKI COMPANY LIMITED (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)                            110,256
          2,200    YAMAHA CORPORATION (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)                                       46,281
          2,400    YAMAHA MOTOR COMPANY LIMITED (TRANSPORTATION EQUIPMENT)                                                   63,594
          7,300    YAMANOUCHI PHARMACEUTICAL COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                  293,545
          5,000    YAMATO TRANSPORT COMPANY LIMITED (TRANSPORTATION SERVICES)                                                72,339
          2,000    YAMAZAKI BAKING COMPANY LIMITED (FOOD & KINDRED PRODUCTS)                                                 19,386
          3,000    YASKAWA ELECTRIC CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                   EXCEPT COMPUTER EQUIPMENT)<<                                                                              29,460
          2,700    YOKOGAWA ELECTRIC CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                   EXCEPT COMPUTER EQUIPMENT)                                                                                35,474
          2,000    ZEON CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                                            20,233

                                                                                                                         37,138,045
                                                                                                                    ---------------

LUXEMBOURG - 0.02%
          2,428    STOLT OFFSHORE SA (ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES)+                      41,480
                                                                                                                    ---------------

NETHERLANDS - 4.51%
         25,123    ABN AMRO HOLDINGS NV (DEPOSITORY INSTITUTIONS)                                                           732,725
         19,955    AEGON NV (INSURANCE CARRIERS)                                                                            374,250
          3,646    AKZO NOBEL NV (CHEMICALS & ALLIED PRODUCTS)                                                              224,601
          6,810    ASML HOLDING NV (SEMICONDUCTOR EQUIPMENT MANUFACTURING & RELATED)+                                       159,238
          1,631    BUHRMANN NV (WHOLESALE TRADE-DURABLE GOODS)                                                               24,591
            593    CORIO NV (REITS)                                                                                          43,200
          2,186    DSM NV (CHEMICALS & ALLIED PRODUCTS)                                                                      95,882
          4,395    EUROPEAN AERONAUTIC DEFENCE & SPACE COMPANY (TRANSPORTATION BY AIR)                                      126,398
            697    FUGRO NV (OIL FIELD SERVICES)+                                                                            29,370

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
NETHERLANDS (CONTINUED)
          2,063    GETRONICS NV (BUSINESS SERVICES)                                                                 $        13,917
          8,044    HAGEMEYER NV (WHOLESALE TRADE NON-DURABLE GOODS)+                                                         39,169
          3,402    HEINEKEN NV (EATING & DRINKING PLACES)                                                                   155,603
         25,438    ING GROEP NV (FINANCIAL SERVICES)                                                                      1,118,987
         26,793    KONINKLIJKE (ROYAL) KPN NV (COMMUNICATIONS)                                                              341,788
         16,857    KONINKLIJKE (ROYAL) PHILIPS ELECTRONICS NV (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
                   COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                                                   591,462
         20,701    KONINKLIJKE AHOLD NV (FOOD STORES)+                                                                      219,975
            838    OCE NV (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                           13,453
          2,059    QIAGEN NV (HEALTH SERVICES)<<+                                                                            32,245
            753    RANDSTAD HOLDINGS NV (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                           42,882
          9,885    REED ELSEVIER NV (COMMUNICATIONS)                                                                        164,831
            784    RODAMCO EUROPE NV (REITS)                                                                                 91,313
         47,343    ROYAL DUTCH SHELL PLC CLASS A (PETROLEUM REFINING & RELATED INDUSTRIES)                                1,559,069
          2,341    ROYAL NUMICO NV (FOOD & KINDRED PRODUCTS)                                                                105,382
          1,757    SBM OFFSHORE NV (PETROLEUM REFINING & RELATED INDUSTRIES)+                                                47,745
          5,575    TNT NV (TRANSPORTATION SERVICES)                                                                         211,446
         23,506    UNILEVER NV (FOOD & KINDRED PRODUCTS)                                                                    578,253
          2,232    VEDIOR NV (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                      41,803
            248    WERELDHAVE NV (REITS)                                                                                     27,077
          3,860    WOLTERS KLUWER NV (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                             100,684

                                                                                                                          7,307,339
                                                                                                                    ---------------

NEW ZEALAND - 0.16%
         18,500    AUCKLAND INTERNATIONAL AIRPORT LIMITED (CONSTRUCTION SPECIAL TRADE CONTRACTORS)<<                         24,516
          4,376    CONTACT ENERGY LIMITED (ELECTRIC, GAS & SANITARY SERVICES)                                                20,425
          4,714    FISHER & PAYKEL APPLIANCES HOLDINGS LIMITED (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)              11,109
          8,696    FISHER & PAYKEL HEALTHCARE CORPORATION (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS:
                   PHOTOGRAPHIC, MEDICAL & OPTICAL)                                                                          23,559
          7,336    FLETCHER BUILDING LIMITED (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)             41,089
          4,596    SKY CITY ENTERTAINMENT GROUP LIMITED (HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES)<<               15,901
          3,579    SKY NETWORK TELEVISION LIMITED (COMMUNICATIONS)                                                           12,616
         28,631    TELECOM CORPORATION OF NEW ZEALAND LIMITED (COMMUNICATIONS)<<                                             81,303
            705    TENON LIMITED (LUMBER & WOOD PRODUCTS, EXCEPT FURNITURE)+                                                  1,445
          4,703    TOWER LIMITED (BUSINESS SERVICES)+                                                                         9,947
          3,233    VECTOR LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)           5,002
          2,606    WAREHOUSE GROUP LIMITED (GENERAL MERCHANDISE STORES)                                                      10,939

                                                                                                                            257,851
                                                                                                                    ---------------

NORWAY - 0.75%
            331    AKER KVAERNER ASA (ENGINEERING CONSTRUCTION)+                                                             29,415
          9,414    DEN NORSKE BANK ASA (DEPOSITORY INSTITUTIONS)                                                            115,248
         10,000    DNO ASA (OIL & GAS EXTRACTION)                                                                            13,912
            654    FRONTLINE LIMITED (WATER TRANSPORTATION)                                                                  24,951
          9,596    NORSK HYDRO ASA (OIL & GAS EXTRACTION)                                                                   214,295
          1,800    NORSKE SKOGINDUSTRIER ASA (PAPER & ALLIED PRODUCTS)                                                       27,055
          3,048    OCEAN RIG ASA (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)+                                   19,007
          2,642    ORKLA ASA (FOOD & KINDRED PRODUCTS)                                                                      125,692

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
NORWAY (CONTINUED)
         35,400    PAN FISH ASA (FISHING)+                                                                          $        27,879
            831    PETROJARL ASA (TRANSPORTATION-MARINE)+                                                                     8,925
            831    PETROLEUM GEO-SERVICES ASA (OIL & GAS EXTRACTION)+                                                        40,489
            500    PROSAFE ASA (OIL & GAS EXTRACTION)                                                                        30,644
            519    SCHIBSTED ASA (COMMUNICATIONS)                                                                            15,586
          2,388    SEADRILL LIMITED (PETROLEUM REFINING & RELATED INDUSTRIES)+                                               31,320
             33    SHIP FINANCE INTERNATIONAL LIMITED (WATER TRANSPORTATION)                                                    666
          8,912    STATOIL ASA (PETROLEUM REFINING & RELATED INDUSTRIES)                                                    210,627
            400    STOLT-NIELSEN ASA (WATER TRANSPORTATION)                                                                  10,419
          2,564    STOREBRAND ASA (INSURANCE CARRIERS)                                                                       27,068
          2,116    TANDBERG ASA (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)            22,598
            800    TANDBERG TELEVISION ASA (COMMUNICATIONS)+                                                                  6,509
         10,693    TELENOR ASA (COMMUNICATIONS)                                                                             139,425
          1,200    TGS NOPEC GEOPHYSICAL COMPANY ASA (OIL FIELD SERVICES)+                                                   18,984
          1,783    TOMRA SYSTEMS ASA (ADMINISTRATION OF ENVIRONMENTAL QUALITY & HOUSING PROGRAMS)                            10,873
          2,600    YARA INTERNATIONAL ASA (AGRICULTURAL SERVICES)                                                            39,439

                                                                                                                          1,211,026
                                                                                                                    ---------------

PORTUGAL - 0.33%
          4,914    BANCO BPI SA (DEPOSITORY INSTITUTIONS)                                                                    36,640
         27,491    BANCO COMERCIAL PORTUGUES SA (DEPOSITORY INSTITUTIONS)                                                    85,407
          3,114    BANCO ESPIRITO SANTO SA (DEPOSITORY INSTITUTIONS)                                                         47,574
          3,849    BRISA-AUTO ESTRADAS DE PORTUGAL SA (SOCIAL SERVICES)<<                                                    42,658
          3,821    CIMPOR CIMENTOS DE PORTUGAL SA (STONE, CLAY, GLASS & CONCRETE PRODUCTS)<<                                 27,376
         26,526    ELECTRICIDADE DE PORTUGAL SA (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
                   COMPUTER EQUIPMENT)                                                                                      115,036
            716    JERONIMO MARTINS (WHOLESALE TRADE NON-DURABLE GOODS)                                                      12,784
         10,266    PORTUGAL TELECOM SGPS SA (COMMUNICATIONS)                                                                128,226
          1,398    PT MULTIMEDIA SERVICOS DE TELECOMUNICACOES E MULTIMEDIA SGPS SA (COMMUNICATIONS)                          16,930
         13,525    SONAE SGPS SA (GENERAL MERCHANDISE STORES)+                                                               23,496

                                                                                                                            536,127
                                                                                                                    ---------------

SINGAPORE - 0.83%
          9,000    ALLGREEN PROPERTIES LIMITED (REAL ESTATE)                                                                  9,010
         11,000    ASCENDAS REIT (REITS)                                                                                     14,891
         15,000    CAPITALAND LIMITED (REAL ESTATE)                                                                          47,694
         14,300    CAPITAMALL TRUST (REITS)<<                                                                                22,869
         19,000    CHARTERED SEMICONDUCTOR MANUFACTURING LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
                   COMPONENTS, EXCEPT COMPUTER EQUIPMENT)+                                                                   14,475
          6,000    CITY DEVELOPMENTS LIMITED (REAL ESTATE)                                                                   40,422
         29,000    COMFORTDELGRO CORPORATION LIMITED (TRANSPORTATION SERVICES)                                               30,858
          1,000    CREATIVE TECHNOLOGY LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                       6,548
         15,000    DBS GROUP HOLDINGS LIMITED (DEPOSITORY INSTITUTIONS)                                                     181,332
         10,000    FRASER & NEAVE LIMITED (MULTI-INDUSTRY COMPANIES)                                                         26,066
          2,000    HAW PAR CORPORATION LIMITED (BUSINESS SERVICES)                                                            7,996
          2,046    JARDINE CYCLE & CARRIAGE LIMITED (WHOLESALE TRADE NON-DURABLE GOODS)                                      15,459
          1,400    K-REIT ASIA (REITS)                                                                                        1,569
          8,000    KEPPEL CORPORATION LIMITED (BUSINESS SERVICES)                                                            74,547

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
SINGAPORE (CONTINUED)
          7,000    KEPPEL LAND LIMITED (REAL ESTATE)                                                                $        21,861
          9,000    NEPTUNE ORIENT LINES LIMITED (WATER TRANSPORTATION)                                                       11,503
         33,200    OVERSEA-CHINESE BANKING CORPORATION (DEPOSITORY INSTITUTIONS)                                            136,918
         11,000    PARKWAY HOLDINGS LIMITED (HEALTH SERVICES)                                                                19,392
         10,980    SEMBCORP INDUSTRIES LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)              23,229
          9,000    SEMBCORP MARINE LIMITED (TRANSPORTATION EQUIPMENT)                                                        18,926
          8,000    SINGAPORE AIRLINES LIMITED (TRANSPORTATION SERVICES)                                                      73,540
          9,000    SINGAPORE EXCHANGE LIMITED (BUSINESS SERVICES)                                                            25,160
          2,000    SINGAPORE LAND LIMITED (REAL ESTATE)                                                                       9,885
         25,000    SINGAPORE POST LIMITED (TRANSPORTATION SERVICES)                                                          15,898
         19,000    SINGAPORE PRESS HOLDINGS LIMITED (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                               49,048
         21,000    SINGAPORE TECHNOLOGIES ENGINEERING LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS &
                   OPERATIVE BUILDERS)                                                                                       37,683
         95,000    SINGAPORE TELECOMMUNICATIONS LIMITED (COMMUNICATIONS)                                                    145,947
         11,000    SMRT CORPORATION LIMITED (TRANSPORTATION SERVICES)                                                         7,688
         18,000    STATS CHIPPAC LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)+                                                                                               11,050
         12,000    SUNTEC REIT (REITS)                                                                                       11,182
         16,000    UNITED OVERSEAS BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                   164,206
          9,000    UNITED OVERSEAS LAND LIMITED (REAL ESTATE)                                                                19,833
          4,000    VENTURE CORPORATION LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT
                   COMPUTER  EQUIPMENT)                                                                                      31,733
          8,000    WING TAI HOLDINGS LIMITED (REAL ESTATE)                                                                    9,520

                                                                                                                          1,337,938
                                                                                                                    ---------------

SPAIN - 4.01%
          3,355    ABERTIS INFRAESTRUCTURAS SA (SOCIAL SERVICES)<<                                                           88,064
            363    ACCIONA SA (HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION CONTRACTS)                                55,236
          2,296    ACERINOX SA (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT)<<                    44,283
          3,461    ACTIVIDADES DE CONSTRUCCION Y SERVICIOS SA (HEAVY CONSTRUCTION OTHER THAN BUILDING
                   CONSTRUCTION CONTRACTS)                                                                                  164,139
          3,659    ALTADIS SA (TOBACCO PRODUCTS)                                                                            173,714
          1,019    ANTENA 3 DE TELEVISION SA (COMMUNICATIONS)<<                                                              20,842
         45,855    BANCO BILBAO VIZCAYA ARGENTARIA SA (DEPOSITORY INSTITUTIONS)                                           1,061,176
         11,297    BANCO POPULAR ESPANOL SA (DEPOSITORY INSTITUTIONS)<<                                                     185,225
         80,651    BANCO SANTANDER CENTRAL HISPANO SA (DEPOSITORY INSTITUTIONS)<<                                         1,275,305
          2,365    CINTRA CONCESIONES DE INFRAESTRUCTURAS DE TRANSPORTE SA (TRANSPORTATION SERVICES)<<                       33,318
          1,699    CORPORACION MAPFRE SA (INSURANCE CARRIERS)                                                                35,505
          1,410    EBRO PULEVA SA (AGRICULTURAL PRODUCTION CROPS)<<                                                          28,822
         12,934    ENDESA SA (ELECTRIC, GAS & SANITARY SERVICES)                                                            550,254
            820    FADESA INMOBILIARIA SA (REAL ESTATE)<<                                                                    36,445
            605    FOMENTO DE CONSTRUCCIONES Y CONTRATAS SA (HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION
                   CONTRACTS)                                                                                                48,332
          2,075    GAMESA CORPORATION TECNOLOGICA SA (ELECTRIC, GAS & SANITARY SERVICES)                                     45,467
          2,217    GAS NATURAL SDG SA (ELECTRIC, GAS & SANITARY SERVICES)                                                    80,824
            871    GRUPO FERROVIAL SA (HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION CONTRACTS)<<                      70,024
         11,069    IBERDROLA SA (ELECTRIC, GAS & SANITARY SERVICES)                                                         495,474
          8,826    IBERIA LINEAS AEREAS DE ESPANA SA (TRANSPORTATION BY AIR)                                                 23,727
          1,502    INDRA SISTEMAS SA (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                32,683
          2,996    INDUSTRIA DE DISENO TEXTIL SA (APPAREL & ACCESSORY STORES)                                               139,655
            513    INMOBILIARIA COLONIAL SA (REAL ESTATE)                                                                    39,779
            618    METROVACESA SA (REAL ESTATE)<<                                                                            74,565

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
SPAIN (CONTINUED)
          1,145    NH HOTELES SA (HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES)                               $        24,305
          1,224    PROMOTORA DE INFORMACIONES SA (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                  20,038
         12,503    REPSOL YPF SA (OIL & GAS EXTRACTION)                                                                     372,105
          1,520    SACYR VALLEHERMOSO SA (REAL ESTATE)<<                                                                     69,112
            664    SOCIEDAD GENERAL DE AGUAS DE BARCELONA SA (ELECTRIC, GAS & SANITARY SERVICES)                             21,557
            457    SOGECABLE SA (COMMUNICATIONS)<<+                                                                          16,313
         60,784    TELEFONICA SA (COMMUNICATIONS)                                                                         1,053,648
          1,943    UNION FENOSA SA (ELECTRIC, GAS & SANITARY SERVICES)<<                                                     99,243
          2,315    ZELTIA SA (HEALTH SERVICES)+                                                                              17,232

                                                                                                                          6,496,411
                                                                                                                    ---------------

SWEDEN - 2.40%
          1,292    ALFA LAVAL AB (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
                   OPTICAL)                                                                                                  43,371
          4,087    ASSA ABLOY AB CLASS B (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT)            75,988
          4,614    ATLAS COPCO AB A SHARES (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                         121,203
          2,706    ATLAS COPCO AB B SHARES (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                          67,759
            558    AXFOOD AB (FOOD & KINDRED PRODUCTS)                                                                       16,942
            763    BILLERUD AKTIEBOLAG (PAPER & ALLIED PRODUCTS)                                                             11,609
          3,500    BOLIDEN AB (METAL-DIVERSIFIED)+                                                                           66,388
          1,678    CAPIO AB (HEALTH SERVICES)+                                                                               38,354
          2,696    CASTELLUM AB (REAL ESTATE)                                                                                30,351
            725    D CARNEGIE & COMPANY AB (HOLDING & OTHER INVESTMENT OFFICES)                                              15,285
          3,907    ELECTROLUX AB (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)                                            63,445
          1,078    ELEKTA AB CLASS B (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
                   OPTICAL)                                                                                                  20,300
          2,481    ENIRO AB (COMMUNICATIONS)                                                                                 30,470
          1,335    FABEGE AB (REAL ESTATE)                                                                                   29,512
          2,633    GETINGE AB (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)              48,146
          6,380    HENNES & MAURITZ AB CLASS B (APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR
                   MATERIALS)                                                                                               266,844
            517    HOGANAS AB (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT)                       13,687
            631    HOLMEN AB (PAPER & ALLIED PRODUCTS)                                                                       26,349
          3,907    HUSQVARNA AB B SHARES (COMMUNICATIONS)+                                                                   45,984
          1,743    KUNGSLEDEN (REAL ESTATE)                                                                                  19,860
          2,686    LUNDIN PETROLEUM AB (OIL & GAS EXTRACTION)+                                                               28,315
            532    METRO INTERNATIONAL SA A SHARES (PRINTING, PUBLISHING & ALLIED INDUSTRIES)+                                  606
          1,065    METRO INTERNATIONAL SA B SHARES (PRINTING, PUBLISHING & ALLIED INDUSTRIES)+                                1,294
            761    MODERN TIMES B SHARES (TELEVISION)+                                                                       39,358
            800    NOBIA AB (HOME FURNISHINGS)+                                                                              26,746
         28,359    NORDEA AB (DEPOSITORY INSTITUTIONS)                                                                      371,508
          1,424    OMX AB (BUSINESS SERVICES)                                                                                27,593
            514    ORIFLAME COSMETICS SA (APPAREL & ACCESSORY STORES)                                                        17,044
         14,255    SANDVIK AB (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)                           163,400
          1,403    SAS AB (TRANSPORTATION BY AIR)+                                                                           18,332
          1,398    SCANIA AB (TRANSPORTATION EQUIPMENT)                                                                      83,367
          4,107    SECURITAS AB (BUSINESS SERVICES)                                                                          51,561
          4,107    SECURITAS DIRECT AB B SHARES (BUSINESS SERVICES)+                                                         10,312
          4,107    SECURITAS SYSTEMS AB CLASS B (BUSINESS SERVICES)+                                                         15,412
          6,412    SKANDINAVISKA ENSKILDA BANKEN AB (DEPOSITORY INSTITUTIONS)                                               172,371

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
SWEDEN (CONTINUED)
          5,340    SKANSKA AB (HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION CONTRACTS)                       $        90,358
          5,640    SKF AB (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT)                           82,543
          2,154    SSAB SVENSKT STAL AB A SHARES (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION
                   EQUIPMENT)                                                                                                40,122
            900    SSAB SVENSKT STAL AB B SHARES (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION
                   EQUIPMENT)                                                                                                15,966
          2,559    SVENSKA CELLULOSA AB (PAPER & ALLIED PRODUCTS)                                                           117,332
          6,914    SVENSKA HANDELSBANKEN AB (DEPOSITORY INSTITUTIONS)                                                       186,810
          4,125    SWEDISH MATCH AB (TOBACCO PRODUCTS)                                                                       67,126
          4,239    TELE2 AB (COMMUNICATIONS)                                                                                 42,806
        199,937    TELEFONAKTIEBOLAGET LM ERICSSON CLASS B (COMMUNICATIONS)                                                 692,999
         25,411    TELIASONERA AB (COMMUNICATIONS)                                                                          162,977
          1,192    TRELLEBORG AB (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                                    22,447
          1,195    VOLVO AB A SHARES (TRANSPORTATION EQUIPMENT)                                                              74,034
          2,979    VOLVO AB B SHARES (TRANSPORTATION EQUIPMENT)                                                             177,444
            534    WIHLBORGS FASTIGHETER AB (REAL ESTATE)                                                                     9,619
          5,917    WM-DATA AB B SHARES (BUSINESS SERVICES)                                                                   20,590

                                                                                                                          3,882,239
                                                                                                                    ---------------

SWITZERLAND - 6.99%
         26,469    ABB LIMITED (HOLDING & OTHER INVESTMENT OFFICES)+                                                        348,207
          1,802    ADECCO SA (BUSINESS SERVICES)                                                                            108,730
          1,023    CIBA SPECIALTY CHEMICALS AG (CHEMICALS & ALLIED PRODUCTS)                                                 61,767
          3,077    CLARIANT AG (CHEMICALS & ALLIED PRODUCTS)                                                                 41,586
          7,051    COMPAGNIE FINANCIERE RICHEMONT AG (GENERAL MERCHANDISE STORES)                                           339,454
         16,130    CREDIT SUISSE GROUP (NON-DEPOSITORY CREDIT INSTITUTIONS)                                                 933,268
             50    GEBERIT AG (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)                            60,938
             85    GIVAUDAN (CHEMICALS & ALLIED PRODUCTS)                                                                    68,044
          2,656    HOLCIM LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                          217,076
            622    KUDELSKI SA (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT)             18,405
            695    KUEHNE & NAGEL INTERNATIONAL AG (TRANSPORTATION SERVICES)+                                                48,077
             25    KUONI REISEN HOLDING (AMUSEMENT & RECREATION SERVICES)                                                    12,855
          2,140    LOGITECH INTERNATIONAL SA (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)+                       46,464
            610    LONZA GROUP AG (CHEMICALS & ALLIED PRODUCTS)                                                              42,246
            502    MICRONAS SEMICONDUCTOR HOLDING AG (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                   EXCEPT COMPUTER EQUIPMENT)+                                                                               11,241
          5,466    NESTLE SA (FOOD & KINDRED PRODUCTS)                                                                    1,905,855
            303    NOBEL BIOCARE HOLDING AG (APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR
                   MATERIALS)                                                                                                74,572
         31,538    NOVARTIS AG (CHEMICALS & ALLIED PRODUCTS)                                                              1,841,156
            672    PHONAK HOLDING AG (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
                   OPTICAL)                                                                                                  42,509
            633    PSP SWISS PROPERTY AG (REAL ESTATE)+                                                                      32,145
             54    RIETER HOLDING AG (CHEMICALS & ALLIED PRODUCTS)                                                           23,255
          9,516    ROCHE HOLDING AG (HEALTH SERVICES)                                                                     1,645,295
            629    SCHINDLER HOLDING AG (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)                  32,797
             56    SERONO SA CLASS B (CHEMICALS & ALLIED PRODUCTS)                                                           48,367
             58    SGS SOCIETE GENERALE DE SURVEILLANCE HOLDING SA (BUSINESS SERVICES)                                       58,397
            104    SIG HOLDING AG (MACHINERY)+                                                                               30,024
          8,901    STMICROELECTRONICS NV (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                               154,293
            123    STRAUMANN HOLDING AG (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &             26,485
                   OPTICAL)

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
SWITZERLAND (CONTINUED)
             57    SULZER AG (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                               $        45,424
            461    SWATCH GROUP AG - BR (APPAREL & ACCESSORY STORES)                                                         89,070
            798    SWATCH GROUP AG - REG (APPAREL & ACCESSORY STORES)                                                        30,951
          4,591    SWISS REINSURANCE (INSURANCE CARRIERS)                                                                   351,360
            261    SWISSCOM AG (COMMUNICATIONS)                                                                              86,882
          1,414    SYNGENTA AG (CHEMICALS & ALLIED PRODUCTS)                                                                213,268
            570    SYNTHES INCORPORATED (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
                   OPTICAL)                                                                                                  63,361
         27,881    UBS AG (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)                                   1,667,799
             96    UNAXIS HOLDING AG (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                                32,168
          1,937    ZURICH FINANCIAL SERVICES AG (FINANCIAL SERVICES)+                                                       475,943

                                                                                                                         11,329,734
                                                                                                                    ---------------

UNITED KINGDOM - 22.39%
          5,667    3I GROUP PLC (HOLDING & OTHER INVESTMENT OFFICES)+                                                        99,262
          9,022    AEGIS GROUP PLC (COMMUNICATIONS)                                                                          22,593
          4,678    AGGREKO PLC (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                    29,342
          5,500    AMEC PLC (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                                 36,866
          9,212    AMVESCAP PLC (HOLDING & OTHER INVESTMENT OFFICES)                                                        100,039
         19,185    ANGLO AMERICAN PLC (COAL MINING)                                                                         802,114
         21,729    ARM HOLDINGS PLC (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                                47,804
          2,160    ARRIVA PLC (TRANSPORTATION BY AIR)                                                                        26,692
         21,318    ASTRAZENECA PLC (CHEMICALS & ALLIED PRODUCTS)                                                          1,332,350
         34,095    AVIVA PLC (INSURANCE CARRIERS)                                                                           499,848
         43,218    BAE SYSTEMS PLC (TRANSPORTATION BY AIR)                                                                  319,832
          5,307    BALFOUR BEATTY PLC (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                       40,914
         88,104    BARCLAYS PLC (DEPOSITORY INSTITUTIONS)                                                                 1,111,837
          3,107    BARRATT DEVELOPMENTS PLC (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                 62,013
          7,495    BBA GROUP PLC (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                    37,363
          1,481    BELLWAY PLC (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                              35,715
          1,398    BERKELEY GROUP HOLDINGS PLC (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)+             35,206
         47,515    BG GROUP PLC (OIL & GAS EXTRACTION)                                                                      577,379
         33,279    BHP BILLITON PLC (COAL MINING)                                                                           574,496
         10,800    BOOTS GROUP PLC (HEALTH SERVICES)                                                                        156,717
          1,540    BOVIS HOMES GROUP PLC (BUILDING)                                                                          26,715
        270,592    BP PLC (OIL & GAS EXTRACTION)                                                                          2,948,652
          7,704    BRAMBLES INDUSTRIES PLC (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                        69,094
          7,266    BRITISH AIRWAYS PLC (TRANSPORTATION BY AIR)+                                                              58,091
         21,353    BRITISH AMERICAN TOBACCO PLC (TOBACCO PRODUCTS)                                                          577,314
          7,046    BRITISH LAND COMPANY PLC (REAL ESTATE)                                                                   179,946
         16,001    BRITISH SKY BROADCASTING PLC (COMMUNICATIONS)                                                            163,578
          3,325    BRIXTON PLC (REAL ESTATE)                                                                                 32,933
        113,107    BT GROUP PLC (COMMUNICATIONS)                                                                            567,558
          5,115    BUNZL PLC (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                                        64,021
          6,054    BURBERRY GROUP PLC (APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS)              58,489
         28,432    CADBURY SCHWEPPES PLC (FOOD & KINDRED PRODUCTS)                                                          302,638
          8,023    CAPITA GROUP PLC (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                               82,244

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
UNITED KINGDOM (CONTINUED)
          2,472    CARNIVAL PLC (WATER TRANSPORTATION)                                                              $       118,256
          4,775    CARPHONE WAREHOUSE PLC (ELECTRONICS)                                                                      27,470
          5,393    CATTLES PLC (NON-DEPOSITORY CREDIT INSTITUTIONS)                                                          38,345
         50,033    CENTRICA PLC (ELECTRIC, GAS & SANITARY SERVICES)                                                         304,691
          1,538    CHARTER COMMUNICATIONS, INCORPORATED CLASS A (COMMUNICATIONS)+                                            24,276
          2,022    CHARTER PLC (DIVERSIFIED MANUFACTURING)+                                                                  32,294
          1,952    CLOSE BROTHERS GROUP PLC (HOLDING & OTHER INVESTMENT OFFICES)                                             37,297
         14,971    COBHAM PLC (TRANSPORTATION BY AIR)                                                                        50,876
          2,550    COLLINS STEWART HOLDINGS PLC (DIVERSIFIED MANUFACTURING)+                                                 41,538
         28,118    COMPASS GROUP PLC (FOOD & KINDRED PRODUCTS)                                                              141,224
          1,844    COOKSON GROUP PLC (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                                19,595
         11,653    CORUS GROUP PLC (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT)                  84,658
          3,963    DAILY MAIL & GENERAL TRUST (COMMUNICATIONS)                                                               45,003
          1,962    DAVIS SERVICE GROUP PLC (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                          17,651
          1,894    DE LA RUE PLC (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                  20,289
          9,807    DEUTSCHE POST AG (TRANSPORTATION SERVICES)                                                               255,771
         37,512    DIAGEO PLC (FOOD & KINDRED PRODUCTS)                                                                     662,671
         25,726    DSG INTERNATIONAL PLC (GENERAL MERCHANDISE STORES)                                                       105,488
          7,143    ELECTROCOMPONENTS PLC (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                                37,214
          2,946    EMAP PLC (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                       41,480
          3,536    EMAP PLC B SHARES (PRINTING, PUBLISHING & ALLIED INDUSTRIES)+                                              7,283
         11,014    EMI GROUP PLC (AMUSEMENT & RECREATION SERVICES)                                                           54,855
          4,719    ENTERPRISE INNS PLC (EATING & DRINKING PLACES)                                                            93,215
          5,841    FIRST CHOICE HOLIDAYS PLC (PERSONAL SERVICES)                                                             21,818
          5,086    FIRSTGROUP PLC (TRANSPORTATION SERVICES)                                                                  46,733
         10,694    FKI PLC (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                                          18,071
         23,179    FRIENDS PROVIDENT PLC (INSURANCE CARRIERS)                                                                83,977
          8,543    GALLAHER GROUP PLC (TOBACCO PRODUCTS)                                                                    139,800
          5,423    GEORGE WIMPEY PLC (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                        52,596
         10,394    GKL PLC (TRANSPORTATION EQUIPMENT)                                                                        55,902
         78,907    GLAXOSMITHKLINE PLC (CHEMICALS & ALLIED PRODUCTS)                                                      2,100,878
          2,241    GREAT PORTLAND ESTATES PLC (REAL ESTATE)                                                                  25,385
         15,524    GROUP 4 SECURICOR PLC (SOCIAL SERVICES)                                                                   49,122
         11,788    GUS PLC (GENERAL MERCHANDISE STORES)                                                                     213,208
          3,730    HAMMERSON PLC (REAL ESTATE)                                                                               91,628
         10,005    HANSON PLC (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                      144,898
         19,601    HAYS PLC (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                       53,031
         51,590    HBOS PLC (DEPOSITORY INSTITUTIONS)                                                                     1,021,001
          7,061    HMV GROUP PLC (APPAREL & ACCESSORY STORES)                                                                21,417
        155,695    HSBC HOLDINGS PLC (DEPOSITORY INSTITUTIONS)                                                            2,840,810
          6,985    ICAP PLC (HOLDING & OTHER INVESTMENT OFFICES)                                                             67,484
          4,612    IMI PLC (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                                          43,759
         16,463    IMPERIAL CHEMICAL INDUSTRIES PLC (CHEMICALS & ALLIED PRODUCTS)                                           122,450
          9,392    IMPERIAL TOBACCO GROUP PLC (TOBACCO PRODUCTS)                                                            313,014
          6,030    INCHCAPE PLC (WHOLESALE TRADE NON-DURABLE GOODS)                                                          59,133
          5,086    INTERCONTINENTAL HOTELS GROUP PLC (HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES)                    89,087
         20,526    INTERNATIONAL POWER PLC (ELECTRIC, GAS & SANITARY SERVICES)                                              120,291

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
UNITED KINGDOM (CONTINUED)
          2,518    INTERTEK GROUP PLC (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                    $        36,774
          9,962    INVENSYS PLC (MISCELLANEOUS MANUFACTURING INDUSTRIES)+                                                    38,750
          4,035    INVESTEC PLC (HOLDING & OTHER INVESTMENT OFFICES)                                                         39,626
         58,214    ITV PLC (COMMUNICATIONS)                                                                                 105,454
         18,947    J SAINSBURY PLC (FOOD & KINDRED PRODUCTS)                                                                133,210
          2,738    JOHNSON MATTHEY PLC (CHEMICALS & ALLIED PRODUCTS)                                                         70,694
          4,837    KELDA GROUP PLC (ELECTRIC, GAS & SANITARY SERVICES)                                                       77,026
          6,076    KESA ELECTRICALS PLC (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                                37,058
         32,715    KINGFISHER PLC (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS)                       150,225
          7,915    LADBROKERS PLC NEW (AMUSEMENT & RECREATION SERVICES)                                                      57,648
          6,517    LAND SECURITIES GROUP PLC (REAL ESTATE)                                                                  240,137
         85,958    LEGAL & GENERAL GROUP PLC (INSURANCE CARRIERS)                                                           229,344
          3,540    LIBERTY INTERNATIONAL PLC (REAL ESTATE)                                                                   81,194
         74,828    LLOYDS TSB GROUP PLC (DEPOSITORY INSTITUTIONS)                                                           755,860
         13,620    LOGICACMG PLC (BUSINESS SERVICES)                                                                         39,527
          2,921    LONDON STOCK EXCHANGE GROUP PLC (FINANCE-OTHER SERVICES)+                                                 67,609
         24,564    MAN GROUP PLC (BUSINESS SERVICES)                                                                        206,045
         22,664    MARKS & SPENCER GROUP PLC (GENERAL MERCHANDISE STORES)                                                   272,644
          6,080    MEGGITT PLC (TRANSPORTATION BY AIR)                                                                       35,518
         11,410    MFI FURNITURE PLC (HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES)                                        20,509
          4,046    MICHAEL PAGE INTERNATIONAL PLC (HUMAN RESOURCES)                                                          29,147
          6,144    MISYS PLC (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                        26,027
          6,665    MITCHELLS & BUTLERS PLC (EATING & DRINKING PLACES)                                                        73,565
          1,852    NATIONAL EXPRESS GROUP PLC (TRANSPORTATION SERVICES)                                                      32,561
         36,764    NATIONAL GRID PLC (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                               459,473
          3,373    NEXT PLC (APPAREL & ACCESSORY STORES)                                                                    119,740
         69,160    OLD MUTUAL PLC (INSURANCE CARRIERS)                                                                      216,898
         11,291    PEARSON PLC (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                   160,775
          3,973    PERSIMMON PLC (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                            99,531
          6,673    PREMIER FARNELL PLC (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                                22,614
          3,063    PROVIDENT FINANCIAL PLC (NON-DEPOSITORY CREDIT INSTITUTIONS)                                              35,872
         32,384    PRUDENTIAL PLC (INSURANCE CARRIERS)                                                                      402,311
          3,237    PUNCH TAVERNS PLC (EATING & DRINKING PLACES)                                                              58,759
          7,494    RANK GROUP PLC (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                 32,939
          8,290    RECKITT BENCKISER PLC (CHEMICALS & ALLIED PRODUCTS)                                                      343,651
         17,755    REED ELSEVIER PLC (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                             196,968
         26,899    RENTOKIL INITIAL PLC (COMMUNICATIONS)                                                                     73,784
          9,374    RESOLUTION PLC (INSURANCE CARRIERS)                                                                      108,380
         18,047    REUTERS GROUP PLC (COMMUNICATIONS)                                                                       146,818
          7,159    REXAM PLC (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                        76,605
         14,298    RIO TINTO PLC (METAL MINING)                                                                             676,497
         23,374    ROLLS ROYCE GROUP PLC (AEROSPACE, DEFENSE)+                                                              198,252
         38,928    ROYAL & SUN ALLIANCE INSURANCE GROUP (INSURANCE CARRIERS)                                                108,601
         43,380    ROYAL BANK OF SCOTLAND GROUP PLC (DEPOSITORY INSTITUTIONS)                                             1,493,678
          4,946    ROYAL DUTCH SHELL PLC CLASS A (OIL & GAS EXTRACTION)<<                                                   163,172
         37,456    ROYAL DUTCH SHELL PLC CLASS B (OIL & GAS EXTRACTION)                                                   1,271,466
         12,149    SABMILLER PLC (EATING & DRINKING PLACES)                                                                 227,016
         16,594    SAGE GROUP PLC (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                   78,063

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
UNITED KINGDOM (CONTINUED)
          1,965    SCHRODERS PLC (HOLDING & OTHER INVESTMENT OFFICES)                                               $        34,216
         11,404    SCOTTISH & NEWCASTLE PLC (FOOD & KINDRED PRODUCTS)                                                       121,708
         11,665    SCOTTISH & SOUTHERN ENERGY PLC (ELECTRIC, GAS & SANITARY SERVICES)                                       287,863
         20,417    SCOTTISH POWER PLC (ELECTRIC INTEGRATED)                                                                 249,049
          5,949    SERCO GROUP PLC (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                                                41,825
          4,434    SEVERN TRENT PLC (WATER TRANSPORTATION)                                                                  110,914
         23,026    SIGNET GROUP PLC (APPAREL & ACCESSORY STORES)                                                             47,639
          6,195    SLOUGH ESTATES PLC (REAL ESTATE)                                                                          77,134
         12,496    SMITH & NEPHEW PLC (CHEMICALS & ALLIED PRODUCTS)                                                         114,937
          7,299    SMITHS GROUP PLC (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                                122,518
          3,481    SSL INTERNATIONAL PLC (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
                   OPTICAL)                                                                                                  22,812
          9,229    STAGECOACH GROUP PLC (TRANSPORTATION SERVICES)                                                            21,945
         28,178    STANDARD LIFE PLC (INSURANCE AGENTS, BROKERS & SERVICE)+                                                 142,845
          6,928    TATE & LYLE PLC (FOOD & KINDRED PRODUCTS)                                                                 93,331
          8,493    TAYLOR WOODROW PLC (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                       56,415
        106,741    TESCO PLC (FOOD & KINDRED PRODUCTS)                                                                      719,481
          9,500    TOMKINS PLC (BUSINESS SERVICES)                                                                           42,111
          1,502    TRAVIS PERKINS PLC (BUSINESS SERVICES)                                                                    48,821
          3,378    TRINITY MIRROR PLC (COMMUNICATIONS)                                                                       30,106
         16,253    UNILEVER PLC (FOOD & KINDRED PRODUCTS)                                                                   400,775
          3,691    UNITED BUSINESS MEDIA PLC (COMMUNICATIONS)                                                                45,788
         12,226    UNITED UTILITIES PLC (ELECTRIC, GAS & SANITARY SERVICES)                                                 161,498
        714,397    VODAFONE GROUP PLC (COMMUNICATIONS)                                                                    1,635,212
          2,680    WHITBREAD PLC (EATING & DRINKING PLACES)                                                                  64,992
          4,859    WILLIAM HILL PLC (AMUSEMENT & RECREATION SERVICES)                                                        58,544
          7,911    WOLSELEY PLC (WHOLESALE TRADE NON-DURABLE GOODS)                                                         166,784
         15,955    WPP GROUP PLC (BUSINESS SERVICES)                                                                        197,761
          6,228    XSTRATA PLC (DIVERSIFIED MINERALS)+                                                                      257,357
         10,531    YELL GROUP PLC (COMMUNICATIONS)                                                                          117,401

                                                                                                                         36,256,385
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $116,998,302)                                                                                 157,663,279
                                                                                                                    ---------------

RIGHTS - 0.01%
         11,788    EXPERIAN GROUP RIGHTS+(A)                                                                                      0
          1,156    SONAE BONUS RIGHTS                                                                                        10,466
            815    SUEDZUCKER AG RIGHTS+(A)                                                                                       0

TOTAL RIGHTS (COST $5,545)                                                                                                   10,466
                                                                                                                    ---------------

WARRANTS - 0.00%
          4,000    DOWA MINING WARRANTS (MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS)+(A)                            0

TOTAL WARRANTS (COST $0)                                                                                                          0
                                                                                                                    ---------------

COLLATERAL FOR SECURITIES LENDING - 5.12%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 5.12%
      8,285,450    BANK OF NEW YORK INSTITUTIONAL CASH RESERVE FUND                                                       8,285,450
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $8,285,450)                                                                 8,285,450
                                                                                                                    ---------------

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INTERNATIONAL INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
SHORT-TERM INVESTMENTS - 1.32%
      2,140,872    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                     $     2,140,872
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $2,140,872)                                                                            2,140,872
                                                                                                                    ---------------
TOTAL INVESTMENTS IN SECURITIES
(COST $127,430,169)*                               103.79%                                                          $   168,100,067

OTHER ASSETS AND LIABILITIES, NET                   (3.79)                                                               (6,140,053)
                                                   ------                                                           ---------------

TOTAL NET ASSETS                                   100.00%                                                          $   161,960,014
                                                   ======                                                           ===============

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+     NON-INCOME EARNING SECURITIES.

(B) SECURITY WAS ACQUIRED THROUGH A PRIVATE PLACEMENT AND MAY NOT BE PUBLICLY SOLD WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 (EXCLUDING 144A ISSUES).

(A) SECURITY FAIR VALUED IN ACCORDANCE WITH THE PROCEDURES APPROVED BY THE BOARD OF TRUSTEES.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

+++   SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $2,140,872.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $127,711,567 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

         GROSS UNREALIZED APPRECIATION                     $42,422,164
         GROSS UNREALIZED DEPRECIATION                      (2,033,664)
                                                           -----------
         NET UNREALIZED APPRECIATION (DEPRECIATION)        $40,388,500

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

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SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 94.04%

AUSTRALIA - 3.70%
        448,500    AWB LIMITED (AGRICULTURAL SERVICES)                                                              $     1,093,055
        363,600    BLUESCOPE STEEL LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)<<                                     1,756,025
        193,800    BORAL LIMITED (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                 1,044,296
         66,600    COMMONWEALTH BANK OF AUSTRALIA (DEPOSITORY INSTITUTIONS)                                               2,270,895
        228,400    CSR LIMITED (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                             507,276
        657,900    QANTAS AIRWAYS (TRANSPORTATION BY AIR)                                                                 1,917,204
        127,900    SANTOS LIMITED (OIL & GAS EXTRACTION)                                                                  1,066,676
        561,900    TELSTRA CORPORATION LIMITED (COMMUNICATIONS)<<                                                         1,553,691

                                                                                                                         11,209,118
                                                                                                                    ---------------

AUSTRIA - 0.75%
         54,800    VOESTALPINE AG (FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT)                2,263,268
                                                                                                                    ---------------

BELGIUM - 1.40%
          7,700    DEXIA SA (DEPOSITORY INSTITUTIONS)                                                                       199,479
         99,600    FORTIS (DEPOSITORY INSTITUTIONS)                                                                       4,042,804

                                                                                                                          4,242,283
                                                                                                                    ---------------

DENMARK - 1.01%
         44,400    DANSKE BANK A/S (DEPOSITORY INSTITUTIONS)                                                              1,746,218
         17,400    NKT HOLDING A/S (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                               1,313,911

                                                                                                                          3,060,129
                                                                                                                    ---------------

FINLAND - 1.73%
          8,860    KEMIRA GROWHOW OYJ (CHEMICALS & ALLIED PRODUCTS)                                                          62,017
         74,200    KEMIRA OYJ (CHEMICALS & ALLIED PRODUCTS)<<                                                             1,383,117
         51,800    RAUTARUUKKI OYJ (PRIMARY METAL INDUSTRIES)                                                             1,487,770
        151,500    STORA ENSO OYJ (PAPER & ALLIED PRODUCTS)                                                               2,297,638

                                                                                                                          5,230,542
                                                                                                                    ---------------

FRANCE - 8.92%
            730    ARKEMA (OIL & GAS EXTRACTION)+                                                                            34,445
         11,300    ASSURANCES GENERALES DE FRANCE (INSURANCE CARRIERS)                                                    1,422,871
         53,100    BNP PARIBAS SA (DEPOSITORY INSTITUTIONS)                                                               5,713,261
         13,200    CASINO GUICHARD-PERRACHON SA (FOOD STORES)                                                             1,063,720
          7,600    CNP ASSURANCES (INSURANCE AGENTS, BROKERS & SERVICE)                                                     737,247
         32,800    COMPAGNIE DE SAINT-GOBAIN (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                     2,379,072
         17,400    COMPAGNIE GENERALE DES ESTABLISSEMENTS MICHELIN (RUBBER & MISCELLANEOUS PLASTICS PRODUCTS)             1,275,307
         74,700    CREDIT AGRICOLE SA (DEPOSITORY INSTITUTIONS)                                                           3,281,226
         21,200    PEUGEOT SA (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                                            1,195,476
         10,500    RALLYE SA (GENERAL MERCHANDISE STORES)                                                                   496,633
         21,400    RENAULT SA (TRANSPORTATION EQUIPMENT)                                                                  2,454,483
         17,600    SOCIETE GENERALE (DEPOSITORY INSTITUTIONS)                                                             2,800,877
         23,600    TOTAL SA (OIL & GAS EXTRACTION)                                                                        1,548,674
         24,544    VALEO SA (TRANSPORTATION EQUIPMENT)                                                                      875,493
         49,300    VIVENDI UNIVERSAL SA (COMMUNICATIONS)                                                                  1,777,303

                                                                                                                         27,056,088
                                                                                                                    ---------------

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INTERNATIONAL VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
GERMANY - 6.63%
         19,900    ALTANA AG (MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL)      $     1,099,205
         43,800    BASF AG (CHEMICALS & ALLIED PRODUCTS)                                                                  3,507,399
         50,600    BAYERISCHE MOTOREN WERKE AG (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                           2,710,267
         32,000    DAIMLERCHRYSLER AG (TRANSPORTATION EQUIPMENT)                                                          1,599,168
         71,200    DEUTSCHE LUFTHANSA AG (TRANSPORTATION BY AIR)                                                          1,508,670
         55,000    HEIDELBERGER DRUCKMASCHINEN AG (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                              2,267,344
         27,600    MAN AG (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)<<                                      2,335,786
         11,400    MUENCHENER RUECKVERSICHERUNGS GESELLSCHAFT AG (INSURANCE CARRIERS)                                     1,802,785
         64,800    THYSSENKRUPP AG (PRIMARY METAL INDUSTRIES)                                                             2,183,254
         53,300    TUI AG (TRANSPORTATION BY AIR)<<                                                                       1,100,321

                                                                                                                         20,114,199
                                                                                                                    ---------------

GREECE - 0.41%
         19,500    INTRACOM SA (COMMUNICATIONS)                                                                             124,624
         73,200    VIVATIA SA (DEPOSITORY INSTITUTIONS)+                                                                  1,123,141

                                                                                                                          1,247,765
                                                                                                                    ---------------

HONG KONG - 1.38%
      1,025,000   CATHAY PACIFIC AIRWAYS LIMITED (TRANSPORTATION BY AIR)<<                                                2,099,825
        284,000   CITIC PACIFIC LIMITED (MISCELLANEOUS RETAIL)                                                              874,895
        147,000   ORIENT OVERSEAS INTERNATIONAL LIMITED (WATER TRANSPORTATION)<<                                            598,140
        652,500   SMARTONE TELECOMMUNICATIONS HOLDING LIMITED (COMMUNICATIONS)                                              625,644

                                                                                                                          4,198,504
                                                                                                                    ---------------

IRELAND - 0.53%
         64,700    IRISH LIFE & PERMANENT PLC (NON-DEPOSITORY CREDIT INSTITUTIONS)                                        1,621,171
                                                                                                                    ---------------

ITALY - 3.51%
        175,000    BANCA INTESA SPA (DEPOSITORY INSTITUTIONS)                                                             1,151,710
         70,700    BANCHE POPOLARI UNITE SCPA (DEPOSITORY INSTITUTIONS)                                                   1,902,403
         64,900    BENETTON GROUP SPA (APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS)           1,116,766
        125,500    ENI SPA (PETROLEUM REFINING & RELATED INDUSTRIES)<<                                                    3,719,120
         77,900    FIAT SPA (TRANSPORTATION EQUIPMENT)<<+                                                                 1,241,682
        225,700    IFIL INVESTMENTS SPA (MISCELLANEOUS SERVICES)<<                                                        1,525,445

                                                                                                                         10,657,126
                                                                                                                    ---------------

JAPAN - 22.28%
         24,200    ACOM COMPANY LIMITED (NON-DEPOSITORY CREDIT INSTITUTIONS)                                              1,032,533
         96,400    ALPS ELECTRIC COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
                   EXCEPT COMPUTER EQUIPMENT)<<                                                                           1,007,048
        102,800    ASAHI BREWERIES LIMITED (FOOD & KINDRED PRODUCTS)                                                      1,498,596
        244,000    ASAHI KASEI CORPORATION (CHEMICALS & ALLIED PRODUCTS)<<                                                1,561,600
        180,000    CALSONIC KANSEI CORPORATION (TRANSPORTATION EQUIPMENT)<<                                               1,132,190
        253,000    CENTRAL GLASS COMPANY LIMITED (BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME
                   DEALERS)                                                                                               1,400,737
          2,500    COCA-COLA WEST JAPAN COMPANY LIMITED (FOOD & KINDRED PRODUCTS)                                            49,947
        179,000    COSMO OIL COMPANY LIMITED (OIL & GAS EXTRACTION)                                                         737,972
              1    DAIICHI SANKYO COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                                   6
        294,900    DENKI KAGAKU KOGYO KABUSHIKI KAISHA (CHEMICALS & ALLIED PRODUCTS)                                      1,143,401

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SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
JAPAN (CONTINUED)
        350,000    FUJI HEAVY INDUSTRIES LIMITED (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)<<         $     1,991,111
         61,400    HITACHI CAPITAL CORPORATION (NON-DEPOSITORY CREDIT INSTITUTIONS)                                       1,169,524
         22,100    HITACHI MAXELL LIMITED (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                          286,622
         70,100    HOKKAIDO ELECTRIC POWER COMPANY INCORPORATED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
                   COMPONENTS, EXCEPT COMPUTER EQUIPMENT)                                                                 1,700,203
         71,400    HONDA MOTOR COMPANY LIMITED (TRANSPORTATION EQUIPMENT)<<                                               2,399,644
        111,200    KANSAI ELECTRIC POWER COMPANY INCORPORATED (ELECTRIC, GAS & SANITARY SERVICES)                         2,565,249
        243,000    MARUBENI CORPORATION (BUSINESS SERVICES)                                                               1,209,600
        237,000    MITSUBISHI CHEMICAL HOLDINGS CORPORATION (CHEMICALS & ALLIED PRODUCTS)                                 1,484,698
         42,300    NAMCO BANDAI HOLDINGS INCORPORATED (AMUSEMENT & RECREATION SERVICES)<<                                   664,983
         55,500    NIFCO INCORPORATED (RUBBER & MISCELLANEOUS PLASTICS PRODUCTS)<<                                        1,202,794
         46,000    NIKKO CORDIAL CORPORATION (FINANCIAL)                                                                    533,503
        139,500    NIPPON MINING HOLDINGS INCORPORATED (OIL & GAS EXTRACTION)                                               986,095
        376,000    NIPPON OIL CORPORATION (OIL & GAS EXTRACTION)                                                          2,769,270
            500    NIPPON PAPER GROUP INCORPORATED (PAPER & ALLIED PRODUCTS)                                              1,811,640
        953,000    NIPPON STEEL CORPORATION (PRIMARY METAL INDUSTRIES)                                                    3,920,914
            600    NIPPON TELEGRAPH & TELEPHONE CORPORATION (COMMUNICATIONS)                                              2,946,032
        117,400    NISSAN MOTOR COMPANY LIMITED (AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS)                          1,314,880
        104,900    NOMURA HOLDINGS INCORPORATED (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)             1,847,128
         76,000    NSK LIMITED (PRIMARY METAL INDUSTRIES)<<                                                                 641,456
          2,100    NTT DOCOMO INCORPORATED (COMMUNICATIONS)                                                               3,235,556
        226,000    OJI PAPER COMPANY LIMITED (PAPER & ALLIED PRODUCTS)                                                    1,237,858
        425,000    OSAKA GAS COMPANY LIMITED (ELECTRIC, GAS & SANITARY SERVICES)                                          1,482,328
         45,700    PROMISE COMPANY LIMITED (NON-DEPOSITORY CREDIT INSTITUTIONS)                                           1,818,328
         82,000    RICOH COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                              1,631,323
         40,000    RYOSAN COMPANY LIMITED (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                             1,026,032
         27,300    SANTEN PHARMACEUTICAL COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                      693,333
         94,500    SHOWA SHELL SEKIYU KK (OIL & GAS EXTRACTION)                                                           1,052,800
        177,000    SUMITOMO BAKELITE COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)<<                                      1,336,584
         90,000    SUMITOMO CORPORATION (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)                     1,122,286
        122,000    SUMITOMO TRUST & BANKING COMPANY LIMITED (DEPOSITORY INSTITUTIONS)                                     1,276,546
         21,400    TAKEFUJI CORPORATION (HOLDING & OTHER INVESTMENT OFFICES)<<                                              981,909
        122,000    TANABE SEIYAKU COMPANY LIMITED (CHEMICALS & ALLIED PRODUCTS)                                           1,528,550
         63,200    TOKYO ELECTRIC POWER COMPANY INCORPORATED (ELECTRIC, GAS & SANITARY SERVICES)                          1,819,090
        101,000    TOPPAN PRINTING COMPANY LIMITED (PRINTING, PUBLISHING & ALLIED INDUSTRIES)                             1,120,085
        137,000    TOSHIBA TEC CORPORATION (ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
                   EQUIPMENT)                                                                                               640,203
         19,000    TOSTEM INAX HOLDING CORPORATION (MISCELLANEOUS MANUFACTURING INDUSTRIES)                                 397,291
         76,100    TOYOTA MOTOR CORPORATION (TRANSPORTATION EQUIPMENT)                                                    4,135,975
                                                                                                                         67,545,453
                                                                                                                    ---------------

NETHERLANDS - 4.21%
         62,100    ABN AMRO HOLDINGS NV (DEPOSITORY INSTITUTIONS)                                                         1,811,161
        125,600    AEGON NV (INSURANCE CARRIERS)                                                                          2,355,567
         24,900    AKZO NOBEL NV (CHEMICALS & ALLIED PRODUCTS)                                                            1,533,891
         98,000    ING GROEP NV (FINANCIAL SERVICES)                                                                      4,310,901
         91,700    KONINKLIJKE (ROYAL) KPN NV (COMMUNICATIONS)+                                                           1,169,782
         47,800    ROYAL DUTCH SHELL PLC CLASS A (PETROLEUM REFINING & RELATED INDUSTRIES)                                1,574,119
                                                                                                                         12,755,421
                                                                                                                    ---------------

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INTERNATIONAL VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
NORWAY - 1.05%
         50,000    DEN NORSKE BANK ASA (DEPOSITORY INSTITUTIONS)                                                    $       612,110
         63,600    NORSK HYDRO ASA (OIL & GAS EXTRACTION)                                                                 1,420,295
         75,200    YARA INTERNATIONAL ASA (AGRICULTURAL SERVICES)                                                         1,140,686

                                                                                                                          3,173,091
                                                                                                                    ---------------

PORTUGAL - 0.22%
        211,400    BANCO COMERCIAL PORTUGUES SA (DEPOSITORY INSTITUTIONS)                                                   656,763
                                                                                                                    ---------------

SINGAPORE - 1.25%
        673,878    MOBILONE LIMITED (COMMUNICATIONS)                                                                        895,251
        358,000    NEPTUNE ORIENT LINES LIMITED (WATER TRANSPORTATION)                                                      457,573
        135,000    SINGAPORE AIRLINES LIMITED (TRANSPORTATION SERVICES)                                                   1,240,989
        117,000    UNITED OVERSEAS BANK LIMITED (DEPOSITORY INSTITUTIONS)                                                 1,200,756

                                                                                                                          3,794,569
                                                                                                                    ---------------

SPAIN - 3.80%
         75,800    BANCO BILBAO VIZCAYA ARGENTARIA SA (DEPOSITORY INSTITUTIONS)                                           1,754,162
        226,500    BANCO SANTANDER CENTRAL HISPANO SA (DEPOSITORY INSTITUTIONS)                                           3,581,561
        106,300    ENDESA SA (ELECTRIC, GAS & SANITARY SERVICES)                                                          4,522,343
         55,395    REPSOL YPF SA (OIL & GAS EXTRACTION)                                                                   1,648,623

                                                                                                                         11,506,689
                                                                                                                    ---------------

SWEDEN - 2.22%
        225,500    NORDEA AB (DEPOSITORY INSTITUTIONS)                                                                    2,954,088
         22,200    SWEDBANK AB (DEPOSITORY INSTITUTIONS)                                                                    658,898
         52,400    VOLVO AB B SHARES (TRANSPORTATION EQUIPMENT)                                                           3,121,197

                                                                                                                          6,734,183
                                                                                                                    ---------------

SWITZERLAND - 6.58%
         27,800    BALOISE HOLDING AG (INSURANCE AGENTS, BROKERS & SERVICE)+                                              2,727,866
         10,800    CIBA SPECIALTY CHEMICALS AG (CHEMICALS & ALLIED PRODUCTS)                                                652,085
          8,600    CONVERIUM HOLDING AG (INSURANCE CARRIERS)                                                                104,538
         76,800    CREDIT SUISSE GROUP (NON-DEPOSITORY CREDIT INSTITUTIONS)                                               4,443,584
          2,500    GEORG FISCHER AG (TRANSPORTATION EQUIPMENT)                                                            1,171,578
          2,100    RIETER HOLDING AG (CHEMICALS & ALLIED PRODUCTS)                                                          904,354
          4,400    SAURER AG (INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT)                                       400,784
          9,000    SWISSCOM AG (COMMUNICATIONS)                                                                           2,995,921
         21,400    SYNGENTA AG (CHEMICALS & ALLIED PRODUCTS)                                                              3,227,670
         27,200    UBS AG (SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES)                                   1,627,062
          2,000    VALORA HOLDING AG (GENERAL MERCHANDISE STORES)                                                           465,432
          5,200    VERWALTUNGS-UND PRIVAT-BANK AG (DEPOSITORY INSTITUTIONS)                                               1,239,234

                                                                                                                         19,960,108
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INTERNATIONAL VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
UNITED KINGDOM - 22.46%
        106,800    ALFRED MCALPINE GROUP PLC (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)       $     1,001,831
        105,600    ALLIANCE & LEICESTER PLC (DEPOSITORY INSTITUTIONS)                                                     2,147,234
         57,300    ASTRAZENECA PLC (CHEMICALS & ALLIED PRODUCTS)                                                          3,581,184
        114,500    AVIVA PLC (INSURANCE CARRIERS)                                                                         1,678,622
        437,200    BARCLAYS PLC (DEPOSITORY INSTITUTIONS)                                                                 5,517,288
         48,300    BARRATT DEVELOPMENTS PLC (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                964,029
         11,431    BOOTS GROUP PLC (HEALTH SERVICES)                                                                        165,872
        534,500    BP PLC (OIL & GAS EXTRACTION)                                                                          5,824,469
        223,700    BRADFORD & BINGLEY PLC (NON-DEPOSITORY CREDIT INSTITUTIONS)                                            1,981,129
        223,900    BRIT INSURANCE HOLDINGS PLC (INSURANCE CARRIERS)                                                       1,266,038
        925,000    BT GROUP PLC (COMMUNICATIONS)                                                                          4,641,541
        390,000    DS SMITH PLC (PAPER & ALLIED PRODUCTS)                                                                 1,124,530
        652,500    DSG INTERNATIONAL PLC (GENERAL MERCHANDISE STORES)                                                     2,675,533
         78,300    GEORGE WIMPEY PLC (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                       759,411
        414,000    GKL PLC (TRANSPORTATION EQUIPMENT)                                                                     2,226,620
         52,200    GLAXOSMITHKLINE PLC (CHEMICALS & ALLIED PRODUCTS)                                                      1,389,811
        107,400    HANSON PLC (STONE, CLAY, GLASS & CONCRETE PRODUCTS)                                                    1,555,429
        241,000    HBOS PLC (DEPOSITORY INSTITUTIONS)                                                                     4,769,553
         62,400    HSBC HOLDINGS PLC (DEPOSITORY INSTITUTIONS)                                                            1,138,550
        172,200    JJB SPORTS PLC (APPAREL & ACCESSORY STORES)                                                              602,921
        479,900    LLOYDS TSB GROUP PLC (DEPOSITORY INSTITUTIONS)                                                         4,847,612
        237,100    NORTHERN FOODS PLC (FOOD & KINDRED PRODUCTS)                                                             399,539
        297,600    OLD MUTUAL PLC (INSURANCE CARRIERS)                                                                      933,326
        315,100    RHM PLC (LUMBER & WOOD PRODUCTS, EXCEPT FURNITURE)                                                     1,641,607
        962,500    ROYAL & SUN ALLIANCE INSURANCE GROUP (INSURANCE CARRIERS)                                              2,685,175
         69,700    ROYAL BANK OF SCOTLAND GROUP PLC (DEPOSITORY INSTITUTIONS)                                             2,399,939
        205,400    ROYAL DUTCH SHELL PLC CLASS B (OIL & GAS EXTRACTION)                                                   6,972,430
         97,800    TATE & LYLE PLC (FOOD & KINDRED PRODUCTS)                                                              1,317,514
        104,000    TAYLOR WOODROW PLC (BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS)                      690,783
        527,275    VODAFONE GROUP PLC (COMMUNICATIONS)                                                                    1,206,901

                                                                                                                         68,106,421
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $239,597,598)                                                                                 285,132,891
                                                                                                                    ---------------

COLLATERAL FOR SECURITIES LENDING - 7.09%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 7.09%
     21,483,354    BANK OF NEW YORK INSTITUTIONAL CASH RESERVE FUND                                                      21,483,354
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $21,483,354)                                                               21,483,354
                                                                                                                    ---------------

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INTERNATIONAL VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
SHORT-TERM INVESTMENTS - 5.36%
     16,276,253    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                     $    16,276,253
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $16,276,253)                                                                          16,276,253
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $277,357,205)*                               106.49%                                                          $   322,892,498

OTHER ASSETS AND LIABILITIES, NET                   (6.49)                                                              (19,684,848)
                                                   ------                                                           ---------------

TOTAL NET ASSETS                                   100.00%                                                          $   303,207,650
                                                   ======                                                           ===============

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+     NON-INCOME EARNING SECURITIES.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

+++   SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $16,276,253.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $277,963,852 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

         GROSS UNREALIZED APPRECIATION                        $49,659,475
         GROSS UNREALIZED DEPRECIATION                         (4,730,829)
                                                              -----------
         NET UNREALIZED APPRECIATION (DEPRECIATION)           $44,928,646

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   LARGE CAP APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 95.59%

AMUSEMENT & RECREATION SERVICES - 1.44%
         59,150    INTERNATIONAL GAME TECHNOLOGY                                                                    $     2,454,725
                                                                                                                    ---------------

APPAREL & ACCESSORY STORES - 2.58%
         32,180    KOHL'S CORPORATION+                                                                                    2,089,126
         54,780    NORDSTROM INCORPORATED                                                                                 2,317,194

                                                                                                                          4,406,320
                                                                                                                    ---------------

BUSINESS SERVICES - 5.33%
         64,940    CITRIX SYSTEMS INCORPORATED+                                                                           2,351,477
         21,850    OMNICOM GROUP INCORPORATED                                                                             2,045,160
        150,340    ORACLE CORPORATION+                                                                                    2,667,032
         95,900    SYMANTEC CORPORATION+                                                                                  2,040,752

                                                                                                                          9,104,421
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 9.77%
         41,140    ABBOTT LABORATORIES                                                                                    1,997,758
         33,900    AMGEN INCORPORATED+                                                                                    2,424,867
         33,080    GENENTECH INCORPORATED+                                                                                2,735,716
         27,290    GILEAD SCIENCES INCORPORATED+                                                                          1,874,823
         59,240    MERCK & COMPANY INCORPORATED                                                                           2,482,156
         59,420    MONSANTO COMPANY                                                                                       2,793,334
        107,800    SCHERING-PLOUGH CORPORATION                                                                            2,381,302

                                                                                                                         16,689,956
                                                                                                                    ---------------

COMMUNICATIONS - 3.07%
         73,310    AT&T INCORPORATED<<                                                                                    2,386,974
         77,250    COMCAST CORPORATION CLASS A<<+                                                                         2,846,663

                                                                                                                          5,233,637
                                                                                                                    ---------------

DEPOSITORY INSTITUTIONS - 3.69%
         39,190    BANK OF AMERICA CORPORATION                                                                            2,099,408
         45,320    JPMORGAN CHASE & COMPANY                                                                               2,128,227
         33,300    STATE STREET CORPORATION                                                                               2,077,920

                                                                                                                          6,305,555
                                                                                                                    ---------------

EATING & DRINKING PLACES - 1.18%
         51,500    MCDONALD'S CORPORATION                                                                                 2,014,680
                                                                                                                    ---------------

ELECTRIC, GAS & SANITARY SERVICES - 2.47%
         31,620    TXU CORPORATION                                                                                        1,976,882
         61,010    WASTE MANAGEMENT INCORPORATED                                                                          2,237,847

                                                                                                                          4,214,729
                                                                                                                    ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 11.10%
        137,500    CISCO SYSTEMS INCORPORATED+                                                                            3,162,500
         26,290    COOPER INDUSTRIES LIMITED CLASS A                                                                      2,240,434
         26,660    EMERSON ELECTRIC COMPANY                                                                               2,235,708

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   LARGE CAP APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT (CONTINUED)
         56,030    HARRIS CORPORATION                                                                               $     2,492,775
         55,180    MEMC ELECTRONIC MATERIALS INCORPORATED+                                                                2,021,243
         89,020    MOTOROLA INCORPORATED                                                                                  2,225,500
         48,410    QUALCOMM INCORPORATED                                                                                  1,759,704
         84,780    TEXAS INSTRUMENTS INCORPORATED                                                                         2,818,935

                                                                                                                         18,956,799
                                                                                                                    ---------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 2.31%
         25,050    JACOBS ENGINEERING GROUP INCORPORATED<<+                                                               1,871,987
         33,980    QUEST DIAGNOSTICS INCORPORATED                                                                         2,078,217

                                                                                                                          3,950,204
                                                                                                                    ---------------

FOOD & KINDRED PRODUCTS - 3.40%
         44,110    ANHEUSER-BUSCH COMPANIES INCORPORATED                                                                  2,095,666
         43,120    ARCHER-DANIELS-MIDLAND COMPANY                                                                         1,633,386
         58,330    PEPSI BOTTLING GROUP INCORPORATED                                                                      2,070,715

                                                                                                                          5,799,767
                                                                                                                    ---------------

FOOD STORES - 1.22%
         68,590    SAFEWAY INCORPORATED                                                                                   2,081,707
                                                                                                                    ---------------

GENERAL MERCHANDISE STORES - 2.24%
         25,900    JC PENNEY COMPANY INCORPORATED                                                                         1,771,301
         13,010    SEARS HOLDINGS CORPORATION+                                                                            2,056,751

                                                                                                                          3,828,052
                                                                                                                    ---------------

HOLDING & OTHER INVESTMENT OFFICES - 1.19%
         88,536    HOST HOTELS & RESORTS INCORPORATED                                                                     2,030,134
                                                                                                                    ---------------

HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 1.16%
         37,120    BEST BUY COMPANY INCORPORATED                                                                          1,988,147
                                                                                                                    ---------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 2.48%
         61,700    MARRIOTT INTERNATIONAL INCORPORATED CLASS A                                                            2,384,088
         32,220    STARWOOD HOTELS & RESORTS WORLDWIDE INCORPORATED                                                       1,842,662

                                                                                                                          4,226,750
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 6.30%
         36,850    APPLE COMPUTER INCORPORATED+                                                                           2,838,556
         26,630    BAKER HUGHES INCORPORATED                                                                              1,816,166
         35,970    CATERPILLAR INCORPORATED                                                                               2,366,826
         47,630    HEWLETT-PACKARD COMPANY                                                                                1,747,545
         24,330    INTERNATIONAL BUSINESS MACHINES CORPORATION                                                            1,993,600

                                                                                                                         10,762,693
                                                                                                                    ---------------

INSURANCE CARRIERS - 6.63%
         43,610    ALLSTATE CORPORATION                                                                                   2,735,655
         42,130    CHUBB CORPORATION                                                                                      2,189,075
         23,880    HARTFORD FINANCIAL SERVICES GROUP INCORPORATED                                                         2,071,590

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   LARGE CAP APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
INSURANCE CARRIERS (CONTINUED)
         57,170    LOEWS CORPORATION                                                                                $     2,166,743
         45,880    ST. PAUL TRAVELERS COMPANIES INCORPORATED                                                              2,151,313

                                                                                                                         11,314,376
                                                                                                                    ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 3.93%
         70,080    AGILENT TECHNOLOGIES INCORPORATED+                                                                     2,290,915
         46,210    BAXTER INTERNATIONAL INCORPORATED                                                                      2,100,707
         32,730    BECTON DICKINSON & COMPANY                                                                             2,313,029

                                                                                                                          6,704,651
                                                                                                                    ---------------

METAL MINING - 1.34%
         43,100    FREEPORT-MCMORAN COPPER & GOLD INCORPORATED CLASS B                                                    2,295,506
                                                                                                                    ---------------

MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS - 1.30%
         28,340    VULCAN MATERIALS COMPANY                                                                               2,217,605
                                                                                                                    ---------------

MISCELLANEOUS RETAIL - 1.21%
         52,050    OFFICE DEPOT INCORPORATED+                                                                             2,066,385
                                                                                                                    ---------------

MOTION PICTURES - 2.47%
        107,430    NEWS CORPORATION CLASS A                                                                               2,111,000
         67,890    WALT DISNEY COMPANY<<                                                                                  2,098,480

                                                                                                                          4,209,480
                                                                                                                    ---------------

OIL & GAS EXTRACTION - 3.22%
         71,960    HALLIBURTON COMPANY                                                                                    2,047,262
         28,380    SCHLUMBERGER LIMITED                                                                                   1,760,411
         40,660    WEATHERFORD INTERNATIONAL LIMITED+                                                                     1,696,335

                                                                                                                          5,504,008
                                                                                                                    ---------------

PETROLEUM REFINING & RELATED INDUSTRIES - 1.91%
         21,740    MARATHON OIL CORPORATION                                                                               1,671,806
         12,400    SUNOCO INCORPORATED                                                                                      771,156
         15,740    VALERO ENERGY CORPORATION                                                                                810,138

                                                                                                                          3,253,100
                                                                                                                    ---------------

RAILROAD TRANSPORTATION - 1.19%
         23,060    UNION PACIFIC CORPORATION                                                                              2,029,280
                                                                                                                    ---------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 3.89%
         12,700    GOLDMAN SACHS GROUP INCORPORATED                                                                       2,148,459
         31,670    LEHMAN BROTHERS HOLDINGS INCORPORATED                                                                  2,339,146
         29,620    MORGAN STANLEY                                                                                         2,159,594

                                                                                                                          6,647,199
                                                                                                                    ---------------

TOBACCO PRODUCTS - 1.32%
         40,820    LOEWS CORPORATION - CAROLINA GROUP                                                                     2,261,020
                                                                                                                    ---------------

TRANSPORTATION BY AIR - 1.28%
        131,290    SOUTHWEST AIRLINES COMPANY                                                                             2,187,291
                                                                                                                    ---------------

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   LARGE CAP APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                          VALUE
TRANSPORTATION EQUIPMENT - 4.97%
         25,540    BOEING COMPANY                                                                                   $     2,013,829
         32,410    GENERAL DYNAMICS CORPORATION                                                                           2,322,822
         22,300    LOCKHEED MARTIN CORPORATION                                                                            1,919,138
         25,480    TEXTRON INCORPORATED                                                                                   2,229,500

                                                                                                                          8,485,289
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $152,561,452)                                                                                 163,223,466
                                                                                                                    ---------------

COLLATERAL FOR SECURITIES LENDING - 3.59%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.07%
        114,118    SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                          114,118
                                                                                                                    ---------------

                                                                                        INTEREST
PRINCIPAL                                                                                 RATE      MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 3.52%
$        16,770    ALLIANCE & LEICESTER PLC                                               5.47%       10/25/2006             16,713
         23,746    AMERICAN GENERAL FINANCE CORPORATION+/-++                              5.36        10/15/2007             23,757
          2,638    AQUINAS FUNDING LLC++                                                  5.36        12/11/2006              2,612
         65,960    ATLAS CAPITAL FUNDING CORPORATION+/-++                                 5.31        10/20/2006             65,960
        131,920    ATLAS CAPITAL FUNDING CORPORATION+/-++                                 5.31        11/03/2006            131,920
         65,960    ATLAS CAPITAL FUNDING CORPORATION+/-++                                 5.31        12/22/2006             65,960
         65,960    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-++                      5.31        04/25/2007             65,963
         72,506    ATOMIUM FUNDING CORPORATION++                                          5.38        11/03/2006             72,167
         65,960    BANCO SANTANDER TOTTA LN+/-++                                          5.33        10/16/2007             65,958
         65,960    BANK OF AMERICA NA SERIES BKNT+/-                                      5.42        06/19/2007             65,969
         43,534    BANK ONE NA ILLINOIS SERIES BKNT+/-                                    5.55        01/12/2007             43,548
         79,152    BEAR STEARNS & COMPANY+/-                                              5.43        10/04/2006             79,152
         15,830    BEAR STEARNS & COMPANY SERIES MTNB+/-                                  5.66        01/16/2007             15,840
         30,307    BUCKINGHAM CDO LLC                                                     5.31        10/18/2006             30,237
         65,960    BUCKINGHAM III CDO LLC++                                               5.33        10/27/2006             65,719
         65,960    BUCKINGHAM III CDO LLC++                                               5.36        12/15/2006             65,251
          2,638    CAIRN HIGH GRADE FUNDING I LLC++                                       5.33        10/11/2006              2,635
          8,839    CAIRN HIGH GRADE FUNDING I LLC                                         5.32        10/26/2006              8,808
         52,768    CAIRN HIGH GRADE FUNDING I LLC++                                       5.33        11/14/2006             52,437
         15,168    CANCARA ASSET SECURITIZATION LLC++                                     5.33        10/04/2006             15,164
         30,194    CEDAR SPRINGS CAPITAL COMPANY++                                        5.28        10/03/2006             30,189
         48,678    CEDAR SPRINGS CAPITAL COMPANY                                          5.35        11/17/2006             48,352
         24,286    CEDAR SPRINGS CAPITAL COMPANY                                          5.35        12/06/2006             24,057
        131,920    CHEYNE FINANCE LLC++                                                   5.32        10/12/2006            131,727
        131,920    CHEYNE FINANCE LLC                                                     5.30        10/13/2006            131,708
         65,960    CHEYNE FINANCE LLC SERIES MTN+/-++                                     5.47        07/16/2007             65,963
        612,058    CITIGROUP REPURCHASE AGREEMENT (MATURITY VALUE $612,335)               5.42        10/02/2006            612,058
         79,231    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED++                     5.32        10/11/2006             79,127
         13,192    CULLINAN FINANCE CORPORATION                                           5.33        10/06/2006             13,184
          2,902    CULLINAN FINANCE CORPORATION++                                         5.34        10/12/2006              2,898
          2,111    CULLINAN FINANCE CORPORATION++                                         5.35        10/23/2006              2,104
         65,960    CULLINAN FINANCE CORPORATION SERIES MTN+/-++                           5.37        11/15/2006             65,967
        131,920    CULLINAN FINANCE CORPORATION SERIES MTN2+/-++                          5.29        06/25/2007            131,911

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   LARGE CAP APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$        65,960    DEER VALLEY FUNDING LLC                                                5.31%      10/12/2006     $       65,864
          2,638    EDISON ASSET SECURITIZATION LLC                                        5.44       12/11/2006              2,612
        165,610    FAIRWAY FINANCE CORPORATION++                                          5.38       10/02/2006            165,610
          4,757    FAIRWAY FINANCE CORPORATION                                            5.35       10/23/2006              4,742
        791,520    FIRST BOSTON REPURCHASE AGREEMENT (MATURITY VALUE $791,878)            5.43       10/02/2006            791,520
         13,350    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                         5.36       10/12/2006             13,331
          5,804    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                       5.50       10/27/2006              5,783
          3,298    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                         5.46       11/06/2006              3,281
         38,713    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                       5.34       11/15/2006             38,465
          3,298    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                         5.49       11/27/2006              3,271
          4,221    GEMINI SECURITIZATION LLC++                                            5.35       10/30/2006              4,204
         63,955    GEORGE STREET FINANCE LLC++                                            5.36       10/12/2006             63,861
        106,011    GEORGE STREET FINANCE LLC++                                            5.33       10/16/2006            105,794
         55,077    GOLDMAN SACHS GROUP INCORPORATED SERIES MTNB+/-                        5.66       10/27/2006             55,088
         37,861    GOLDMAN SACHS GROUP INCORPORATED SERIES MTNB+/-                        5.46       03/30/2007             37,890
          7,915    GRAMPIAN FUNDING LLC++                                                 5.23       10/02/2006              7,915
          5,277    HARRIER FINANCE FUNDING LLC SERIES MTN+/-++                            5.48       05/15/2007              5,279
          9,234    HBOS TREASURY SERVICES PLC+/-++                                        5.58       01/12/2007              9,240
         37,004    HSBC BANK USA+/-                                                       5.41       12/14/2006             37,010
         92,344    IBM CORPORATION SERIES MTN+/-                                          5.36       06/28/2007             92,392
          6,646    ING AMERICA INSURANCE HOLDINGS INCORPORATED                            5.33       10/10/2006              6,638
        171,496    ING USA ANNUITY & LIFE INSURANCE+/-                                    5.40       09/17/2007            171,496
         65,960    INTESA BANK (IRELAND) PLC SERIES BKNT+/-++                             5.33       10/25/2007             65,954
          9,498    JUPITER SECURITIZATION CORPORATION++                                   5.34       10/13/2006              9,483
         32,188    K2 (USA) LLC                                                           5.34       11/10/2006             32,005
         39,576    KAUPTHING BANK SERIES MTN+/-++                                         5.39       03/20/2007             39,551
          9,372    KESTREL FUNDING (US) LLC++                                             5.36       10/05/2006              9,367
         11,313    KESTREL FUNDING (US) LLC                                               5.35       10/06/2006             11,307
         24,379    KLIO FUNDING CORPORATION++                                             5.39       11/03/2006             24,265
         53,143    KLIO III FUNDING CORPORATION++                                         5.30       10/19/2006             53,011
         46,080    KLIO III FUNDING CORPORATION++                                         5.41       10/20/2006             45,959
          4,609    LIBERTY STREET FUNDING CORPORATION                                     5.35       10/25/2006              4,594
          5,277    LIBERTY STREET FUNDING CORPORATION                                     5.34       11/15/2006              5,243
         65,960    LIQUID FUNDING LIMITED                                                 5.34       10/10/2006             65,883
         39,576    LIQUID FUNDING LIMITED+/-++                                            5.29       12/01/2006             39,576
         65,960    LIQUID FUNDING LIMITED++                                               5.35       12/07/2006             65,327
         39,576    LIQUID FUNDING LIMITED                                                 5.49       12/28/2006             39,076
         15,830    LIQUID FUNDING LIMITED SERIES MTN+/-++                                 5.34       02/20/2007             15,833
         26,384    MBIA GLOBAL FUNDING LLC+/-++                                           5.33       02/20/2007             26,385
        132,580    MERRILL LYNCH & COMPANY SERIES MTN+/-                                  5.66       10/27/2006            132,603
          3,958    MONT BLANC CAPITAL CORPORATION                                         5.35       10/27/2006              3,943
         79,152    MORGAN STANLEY+/-                                                      5.45       10/10/2006             79,152
         14,907    MORGAN STANLEY+/-                                                      5.50       11/09/2006             14,909
         15,751    MORGAN STANLEY+/-                                                      5.55       11/24/2006             15,756
         44,391    MORGAN STANLEY+/-                                                      5.64       01/12/2007             44,412
         65,960    MORGAN STANLEY+/-                                                      5.61       07/27/2007             66,035

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   LARGE CAP APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$        12,203    MORGAN STANLEY SERIES EXL+/-                                           5.39%      10/15/2007     $        12,205
         14,511    NATIONWIDE BUILDING SOCIETY+/-++                                       5.51       12/11/2006              14,517
         47,267    NATIONWIDE BUILDING SOCIETY+/-++                                       5.61       07/20/2007              47,325
         36,938    NIEUW AMSTERDAM RECEIVABLES CORPORATION                                5.34       10/02/2006              36,938
          2,826    NORTH SEA FUNDING LLC                                                  5.42       10/23/2006               2,817
         41,331    NORTH SEA FUNDING LLC                                                  5.33       11/09/2006              41,102
        131,920    NORTHERN ROCK PLC+/-++SS.                                              5.33       11/05/2007             131,933
         39,576    PARAGON MORTGAGES PLC SERIES 12A+/-++                                  5.31       10/15/2006              39,576
         10,672    RACERS TRUST SERIES 2004-6-MM+/-++                                     5.35       09/22/2006              10,674
        105,362    REGENCY MARKETS #1 LLC++                                               5.34       10/06/2006             105,300
          5,108    REGENCY MARKETS #1 LLC++                                               5.34       10/16/2006               5,097
        131,920    SCALDIS CAPITAL LIMITED                                                5.32       10/31/2006             131,361
         52,768    SLM CORPORATION+/-++                                                   5.33       10/12/2007              52,782
         44,853    STANFIELD VICTORIA FUNDING LLC                                         5.40       11/27/2006              44,487
         30,508    TANGO FINANCE CORPORATION SERIES MTN+/-++                              5.39       10/25/2006              30,509
         63,118    THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++                   5.30       10/06/2006              63,081
          2,944    THUNDER BAY FUNDING LLC++                                              5.34       10/31/2006               2,932
          3,097    TICONDEROGA FUNDING LLC++                                              5.35       10/12/2006               3,093
         15,253    TRAVELERS INSURANCE COMPANY+/-                                         5.40       02/09/2007              15,252
         65,960    UNICREDITO ITALIANO BANK (IRELAND) SERIES EXL+/-++                     5.34       06/15/2007              65,961
         65,960    UNICREDITO ITALIANO BANK (IRELAND) SERIES LIB+/-++                     5.34       03/09/2007              65,971
         87,067    UNITEDHEALTH GROUP INCORPORATED                                        5.42       10/31/2006              86,698
          5,277    VERSAILLES CDS LLC++                                                   5.35       10/20/2006               5,263
         39,676    WHISTLEJACKET CAPITAL LIMITED                                          5.31       10/16/2006              39,595
         12,485    WHITE PINE FINANCE LLC                                                 5.30       10/02/2006              12,480
         46,167    WHITE PINE FINANCE LLC                                                 5.31       10/16/2006              46,072

                                                                                                                          6,008,951
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $6,123,069)                                                                 6,123,069
                                                                                                                    ---------------

SHARES
SHORT-TERM INVESTMENTS - 7.40%
     12,632,777    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                     $    12,632,777
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $12,632,777)                                                                          12,632,777
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $171,317,298)*                               106.58%                                                          $   181,979,312

OTHER ASSETS AND LIABILITIES, NET                   (6.58)                                                              (11,238,963)
                                                   ------                                                           ---------------

TOTAL NET ASSETS                                   100.00%                                                          $   170,740,349
                                                   ======                                                           ===============

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   LARGE CAP APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+     NON-INCOME EARNING SECURITIES.

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

SS. THESE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE EFFECTIVE MATURITY.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

+++   SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $12,632,777.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $171,319,867 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

         GROSS UNREALIZED APPRECIATION                            $  13,560,876
         GROSS UNREALIZED DEPRECIATION                               (2,901,431)
                                                                  -------------
         NET UNREALIZED APPRECIATION (DEPRECIATION)               $  10,659,445

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   LARGE COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 99.07%

APPAREL & ACCESSORY STORES - 2.23%
      1,063,700    KOHL'S CORPORATION<<+                                                                            $    69,055,404
                                                                                                                    ---------------

BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS - 6.87%
      1,876,200    FASTENAL COMPANY<<                                                                                    72,365,034
      1,712,817    HOME DEPOT INCORPORATED<<                                                                             62,123,873
      2,773,900    LOWE'S COMPANIES INCORPORATED                                                                         77,835,634

                                                                                                                        212,324,541
                                                                                                                    ---------------

BUSINESS SERVICES - 20.22%
        934,100    AUTOMATIC DATA PROCESSING INCORPORATED<<                                                              44,220,294
      6,378,270    EBAY INCORPORATED<<+                                                                                 180,887,737
      1,620,800    FIRST DATA CORPORATION                                                                                68,073,600
        204,800    GOOGLE INCORPORATED CLASS A+                                                                          82,309,120
      7,904,898    MICROSOFT CORPORATION<<                                                                              216,040,862
      1,336,690    YAHOO! INCORPORATED<<+                                                                                33,791,523

                                                                                                                        625,323,136
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 8.96%
      1,556,100    AMGEN INCORPORATED<<+                                                                                111,307,833
      1,416,500    GENENTECH INCORPORATED+                                                                              117,144,550
        722,440    GENZYME CORPORATION<<+                                                                                48,743,027

                                                                                                                        277,195,410
                                                                                                                    ---------------

EDUCATIONAL SERVICES - 1.01%
        632,775    APOLLO GROUP INCORPORATED CLASS A<<+                                                                  31,157,841
                                                                                                                    ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 15.04%
      5,885,243    CISCO SYSTEMS INCORPORATED+                                                                          135,360,589
      4,192,670    INTEL CORPORATION<<                                                                                   86,243,222
      1,688,400    LINEAR TECHNOLOGY CORPORATION<<                                                                       52,543,008
      5,233,000    NOKIA OYJ ADR<<                                                                                      103,037,770
      2,649,400    TEXAS INSTRUMENTS INCORPORATED<<                                                                      88,092,550

                                                                                                                        465,277,139
                                                                                                                    ---------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 3.45%
      2,895,000    PAYCHEX INCORPORATED                                                                                 106,680,750
                                                                                                                    ---------------

GENERAL MERCHANDISE STORES - 5.34%
      2,023,760    TARGET CORPORATION<<                                                                                 111,812,740
      1,080,000    WAL-MART STORES INCORPORATED<<                                                                        53,265,600

                                                                                                                        165,078,340
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 1.24%
      3,190,000    EMC CORPORATION+                                                                                      38,216,200
                                                                                                                    ---------------

INSURANCE CARRIERS - 4.25%
      1,982,566    AMERICAN INTERNATIONAL GROUP INCORPORATED                                                            131,364,823
                                                                                                                    ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 6.37%
      4,240,310    MEDTRONIC INCORPORATED                                                                               196,919,996
                                                                                                                    ---------------

PERSONAL SERVICES - 2.28%
      1,728,150    CINTAS CORPORATION<<                                                                                  70,560,365
                                                                                                                    ---------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 21.81%
      8,120,937    CHARLES SCHWAB CORPORATION                                                                           145,364,772
      1,231,200    FRANKLIN RESOURCES INCORPORATED                                                                      130,199,400
      1,743,740    GOLDMAN SACHS GROUP INCORPORATED<<                                                                   294,988,496
      1,030,900    LEGG MASON INCORPORATED                                                                              103,976,574

                                                                                                                        674,529,242
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $2,476,103,367)                                                                             3,063,683,187
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   LARGE COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COLLATERAL FOR SECURITIES LENDING - 6.46%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.12%
      3,723,001    SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                  $     3,723,001
                                                                                                                    ---------------

                                                                                        INTEREST
PRINCIPAL                                                                                 RATE      MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 6.34%
$       547,098    ALLIANCE & LEICESTER PLC                                                5.47%      10/25/2006            545,260
        774,682    AMERICAN GENERAL FINANCE CORPORATION+/-++                               5.36       10/15/2007            775,054
         86,076    AQUINAS FUNDING LLC++                                                   5.36       12/11/2006             85,200
      2,151,895    ATLAS CAPITAL FUNDING CORPORATION+/-++                                  5.31       10/20/2006          2,151,895
      4,303,790    ATLAS CAPITAL FUNDING CORPORATION+/-++                                  5.31       11/03/2006          4,303,790
      2,151,895    ATLAS CAPITAL FUNDING CORPORATION+/-++                                  5.31       12/22/2006          2,151,895
      2,151,895    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-++                       5.31       04/25/2007          2,151,981
      2,365,449    ATOMIUM FUNDING CORPORATION++                                           5.38       11/03/2006          2,354,402
      2,151,895    BANCO SANTANDER TOTTA LN+/-++                                           5.33       10/16/2007          2,151,831
      2,151,895    BANK OF AMERICA NA SERIES BKNT+/-                                       5.42       06/19/2007          2,152,175
      1,420,251    BANK ONE NA ILLINOIS SERIES BKNT+/-                                     5.55       01/12/2007          1,420,705
      2,582,274    BEAR STEARNS & COMPANY+/-                                               5.43       10/04/2006          2,582,274
        516,455    BEAR STEARNS & COMPANY SERIES MTNB+/-                                   5.66       01/16/2007            516,770
        988,753    BUCKINGHAM CDO LLC                                                      5.31       10/18/2006            986,449
      2,151,895    BUCKINGHAM III CDO LLC++                                                5.33       10/27/2006          2,144,041
      2,151,895    BUCKINGHAM III CDO LLC++                                                5.36       12/15/2006          2,128,762
         86,076    CAIRN HIGH GRADE FUNDING I LLC++                                        5.33       10/11/2006             85,962
        288,354    CAIRN HIGH GRADE FUNDING I LLC                                          5.32       10/26/2006            287,342
      1,721,516    CAIRN HIGH GRADE FUNDING I LLC++                                        5.33       11/14/2006          1,710,722
        494,850    CANCARA ASSET SECURITIZATION LLC++                                      5.33       10/04/2006            494,706
        985,051    CEDAR SPRINGS CAPITAL COMPANY++                                         5.28       10/03/2006            984,904
      1,588,099    CEDAR SPRINGS CAPITAL COMPANY                                           5.35       11/17/2006          1,577,458
        792,328    CEDAR SPRINGS CAPITAL COMPANY                                           5.35       12/06/2006            784,848
      4,303,790    CHEYNE FINANCE LLC++                                                    5.32       10/12/2006          4,297,507
      4,303,790    CHEYNE FINANCE LLC                                                      5.30       10/13/2006          4,296,861
      2,151,895    CHEYNE FINANCE LLC SERIES MTN+/-++                                      5.47       07/16/2007          2,151,981
     19,967,937    CITIGROUP REPURCHASE AGREEMENT (MATURITY VALUE $19,976,956)             5.42       10/02/2006         19,967,937
      2,584,856    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED++                      5.32       10/11/2006          2,581,444
        430,379    CULLINAN FINANCE CORPORATION                                            5.33       10/06/2006            430,125
         94,683    CULLINAN FINANCE CORPORATION++                                          5.34       10/12/2006             94,545
         68,861    CULLINAN FINANCE CORPORATION++                                          5.35       10/23/2006             68,650
      2,151,895    CULLINAN FINANCE CORPORATION SERIES MTN+/-++                            5.37       11/15/2006          2,152,110
      4,303,790    CULLINAN FINANCE CORPORATION SERIES MTN2+/-++                           5.29       06/25/2007          4,303,489
      2,151,895    DEER VALLEY FUNDING LLC                                                 5.31       10/12/2006          2,148,753
         86,076    EDISON ASSET SECURITIZATION LLC                                         5.44       12/11/2006             85,200
      5,402,892    FAIRWAY FINANCE CORPORATION++                                           5.38       10/02/2006          5,402,892
        155,195    FAIRWAY FINANCE CORPORATION                                             5.35       10/23/2006            154,720
     25,822,741    FIRST BOSTON REPURCHASE AGREEMENT (MATURITY VALUE $25,834,426)          5.43       10/02/2006         25,822,741
        435,544    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                          5.36       10/12/2006            434,908
        189,367    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                        5.50       10/27/2006            188,676
        107,595    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                          5.46       11/06/2006            107,046
      1,262,990    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                        5.34       11/15/2006          1,254,882

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   LARGE COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$       107,595    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                          5.49%      11/27/2006    $       106,718
        137,721    GEMINI SECURITIZATION LLC++                                             5.35       10/30/2006            137,158
      2,086,477    GEORGE STREET FINANCE LLC++                                             5.36       10/12/2006          2,083,431
      3,458,526    GEORGE STREET FINANCE LLC++                                             5.33       10/16/2006          3,451,436
      1,796,832    GOLDMAN SACHS GROUP INCORPORATED SERIES MTNB+/-                         5.66       10/27/2006          1,797,192
      1,235,188    GOLDMAN SACHS GROUP INCORPORATED SERIES MTNB+/-                         5.46       03/30/2007          1,236,127
        258,227    GRAMPIAN FUNDING LLC++                                                  5.23       10/02/2006            258,227
        172,152    HARRIER FINANCE FUNDING LLC SERIES MTN+/-++                             5.48       05/15/2007            172,212
        301,265    HBOS TREASURY SERVICES PLC+/-++                                         5.58       01/12/2007            301,437
      1,207,213    HSBC BANK USA+/-                                                        5.41       12/14/2006          1,207,418
      3,012,653    IBM CORPORATION SERIES MTN+/-                                           5.36       06/28/2007          3,014,220
        216,825    ING AMERICA INSURANCE HOLDINGS INCORPORATED                             5.33       10/10/2006            216,571
      5,594,927    ING USA ANNUITY & LIFE INSURANCE+/-                                     5.40       09/17/2007          5,594,927
      2,151,895    INTESA BANK (IRELAND) PLC SERIES BKNT+/-++                              5.33       10/25/2007          2,151,701
        309,873    JUPITER SECURITIZATION CORPORATION++                                    5.34       10/13/2006            309,374
      1,050,125    K2 (USA) LLC                                                            5.34       11/10/2006          1,044,150
      1,291,137    KAUPTHING BANK SERIES MTN+/-++                                          5.39       03/20/2007          1,290,337
        305,741    KESTREL FUNDING (US) LLC++                                              5.36       10/05/2006            305,607
        369,093    KESTREL FUNDING (US) LLC                                                5.35       10/06/2006            368,875
        795,340    KLIO FUNDING CORPORATION++                                              5.39       11/03/2006            791,626
      1,733,739    KLIO III FUNDING CORPORATION++                                          5.30       10/19/2006          1,729,439
      1,503,314    KLIO III FUNDING CORPORATION++                                          5.41       10/20/2006          1,499,375
        150,374    LIBERTY STREET FUNDING CORPORATION                                      5.35       10/25/2006            149,869
        172,152    LIBERTY STREET FUNDING CORPORATION                                      5.34       11/15/2006            171,046
      2,151,895    LIQUID FUNDING LIMITED                                                  5.34       10/10/2006          2,149,377
      1,291,137    LIQUID FUNDING LIMITED+/-++                                             5.29       12/01/2006          1,291,137
      2,151,895    LIQUID FUNDING LIMITED++                                                5.35       12/07/2006          2,131,258
      1,291,137    LIQUID FUNDING LIMITED                                                  5.49       12/28/2006          1,274,817
        516,455    LIQUID FUNDING LIMITED SERIES MTN+/-++                                  5.34       02/20/2007            516,532
        860,758    MBIA GLOBAL FUNDING LLC+/-++                                            5.33       02/20/2007            860,801
      4,325,309    MERRILL LYNCH & COMPANY SERIES MTN+/-                                   5.66       10/27/2006          4,326,088
        129,114    MONT BLANC CAPITAL CORPORATION                                          5.35       10/27/2006            128,642
      2,582,274    MORGAN STANLEY+/-                                                       5.45       10/10/2006          2,582,274
        486,328    MORGAN STANLEY+/-                                                       5.50       11/09/2006            486,401
        513,873    MORGAN STANLEY+/-                                                       5.55       11/24/2006            514,027
      1,448,225    MORGAN STANLEY+/-                                                       5.64       01/12/2007          1,448,921
      2,151,895    MORGAN STANLEY+/-                                                       5.61       07/27/2007          2,154,348
        398,101    MORGAN STANLEY SERIES EXL+/-                                            5.39       10/15/2007            398,164
        473,417    NATIONWIDE BUILDING SOCIETY+/-++                                        5.51       12/11/2006            473,597
      1,542,048    NATIONWIDE BUILDING SOCIETY+/-++                                        5.61       07/20/2007          1,543,929
      1,205,061    NIEUW AMSTERDAM RECEIVABLES CORPORATION                                 5.34       10/02/2006          1,205,061
         92,187    NORTH SEA FUNDING LLC                                                   5.42       10/23/2006             91,905
      1,348,377    NORTH SEA FUNDING LLC                                                   5.33       11/09/2006          1,340,907
      4,303,790    NORTHERN ROCK PLC+/-++SS.                                               5.33       11/05/2007          4,304,220
      1,291,137    PARAGON MORTGAGES PLC SERIES 12A+/-++                                   5.31       10/15/2006          1,291,137
        348,177    RACERS TRUST SERIES 2004-6-MM+/-++                                      5.35       09/22/2006            348,225
      3,437,351    REGENCY MARKETS #1 LLC++                                                5.34       10/06/2006          3,435,323

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   LARGE COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$       166,643    REGENCY MARKETS #1 LLC++                                                5.34%      10/16/2006    $       166,301
      4,303,790    SCALDIS CAPITAL LIMITED                                                 5.32       10/31/2006          4,285,542
      1,721,516    SLM CORPORATION+/-++                                                    5.33       10/12/2007          1,721,964
      1,463,289    STANFIELD VICTORIA FUNDING LLC                                          5.40       11/27/2006          1,451,363
        995,295    TANGO FINANCE CORPORATION SERIES MTN+/-++                               5.39       10/25/2006            995,324
      2,059,191    THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++                    5.30       10/06/2006          2,057,976
         96,061    THUNDER BAY FUNDING LLC++                                               5.34       10/31/2006             95,653
        101,053    TICONDEROGA FUNDING LLC++                                               5.35       10/12/2006            100,905
        497,604    TRAVELERS INSURANCE COMPANY+/-                                          5.40       02/09/2007            497,594
      2,151,895    UNICREDITO ITALIANO BANK (IRELAND) SERIES EXL+/-++                      5.34       06/15/2007          2,151,938
      2,151,895    UNICREDITO ITALIANO BANK (IRELAND) SERIES LIB+/-++                      5.34       03/09/2007          2,152,239
      2,840,501    UNITEDHEALTH GROUP INCORPORATED                                         5.42       10/31/2006          2,828,458
        172,152    VERSAILLES CDS LLC++                                                    5.35       10/20/2006            171,701
      1,294,408    WHISTLEJACKET CAPITAL LIMITED                                           5.31       10/16/2006          1,291,754
        407,311    WHITE PINE FINANCE LLC                                                  5.30       10/02/2006            407,311
      1,506,154    WHITE PINE FINANCE LLC                                                  5.31       10/16/2006          1,503,072

                                                                                                                        196,037,552
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $199,760,553)                                                             199,760,553
                                                                                                                    ---------------

SHARES
SHORT-TERM INVESTMENTS - 0.97%
     29,968,431    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                          29,968,431
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $29,968,431)                                                                          29,968,431
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $2,705,832,351)*                             106.50%                                                          $ 3,293,412,171

OTHER ASSETS AND LIABILITIES, NET                   (6.50)                                                             (200,927,120)
                                                   ------                                                           ---------------

TOTAL NET ASSETS                                   100.00%                                                          $ 3,092,485,051
                                                   ======                                                           ===============

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+     NON-INCOME EARNING SECURITIES.

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

SS. THESE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE EFFECTIVE MATURITY.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

+++   SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $29,968,431.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $2,760,073,908 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

         GROSS UNREALIZED APPRECIATION                            $ 672,116,242
         GROSS UNREALIZED DEPRECIATION                             (138,777,979)
                                                                  -------------
         NET UNREALIZED APPRECIATION (DEPRECIATION)               $ 533,338,263

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 98.54%

AGRICULTURAL PRODUCTION CROPS - 0.26%
         25,614    DELTA & PINE LAND COMPANY                                                                        $     1,037,367
                                                                                                                    ---------------

AMUSEMENT & RECREATION SERVICES - 0.41%
         19,614    MULTIMEDIA GAMES INCORPORATED<<+                                                                         178,095
         34,268    PINNACLE ENTERTAINMENT INCORPORATED+                                                                     963,616
         16,649    WMS INDUSTRIES INCORPORATED<<+                                                                           486,317

                                                                                                                          1,628,028
                                                                                                                    ---------------

APPAREL & ACCESSORY STORES - 1.44%
         10,363    ASHWORTH INCORPORATED+                                                                                    70,987
         16,651    CHILDREN'S PLACE RETAIL STORES INCORPORATED<<+                                                         1,066,164
         26,698    CHRISTOPHER & BANKS CORPORATION                                                                          787,057
         32,532    DRESS BARN INCORPORATED<<+                                                                               709,848
         30,210    FINISH LINE INCORPORATED CLASS A<<                                                                       381,250
         31,542    HOT TOPIC INCORPORATED+                                                                                  351,378
         12,858    JOS. A. BANK CLOTHIERS INCORPORATED<<+                                                                   385,226
         19,022    STAGE STORES INCORPORATED                                                                                558,105
         22,485    THE CATO CORPORATION CLASS A                                                                             492,646
         23,421    TWEEN BRANDS INCORPORATED+                                                                               880,630

                                                                                                                          5,683,291
                                                                                                                    ---------------

APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 1.16%
         22,804    GYMBOREE CORPORATION+                                                                                    961,873
         18,349    KELLWOOD COMPANY                                                                                         529,002
         39,523    PHILLIPS-VAN HEUSEN CORPORATION                                                                        1,650,876
         85,875    QUIKSILVER INCORPORATED<<+                                                                             1,043,381
         17,687    SKECHERS U.S.A. INCORPORATED CLASS A+                                                                    415,821

                                                                                                                          4,600,953
                                                                                                                    ---------------

AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS - 0.21%
         13,370    MARINEMAX INCORPORATED<<+                                                                                340,267
         21,418    SONIC AUTOMOTIVE INCORPORATED                                                                            494,542

                                                                                                                            834,809
                                                                                                                    ---------------

AUTOMOTIVE REPAIR, SERVICES & PARKING - 0.09%
         11,689    CENTRAL PARKING CORPORATION                                                                              192,869
          8,579    MIDAS INCORPORATED+                                                                                      177,414

                                                                                                                            370,283
                                                                                                                    ---------------

BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS - 0.82%
          8,625    M I HOMES INCORPORATED                                                                                   304,894
          3,490    NVR INCORPORATED<<+                                                                                    1,867,150
         46,082    STANDARD-PACIFIC CORPORATION                                                                           1,082,927

                                                                                                                          3,254,971
                                                                                                                    ---------------


170

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SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
BUSINESS SERVICES - 9.45%
         34,667    AARON RENTS INCORPORATED                                                                         $       796,648
         31,104    ABM INDUSTRIES INCORPORATED                                                                              583,511
         17,392    ADMINISTAFF INCORPORATED                                                                                 586,110
         22,685    ADVO INCORPORATED<<                                                                                      634,726
         17,037    ALTIRIS INCORPORATED+                                                                                    359,310
         27,367    ANSYS INCORPORATED+                                                                                    1,209,074
         20,879    ARBITRON INCORPORATED                                                                                    772,732
          8,143    BANKRATE INCORPORATED<<+                                                                                 216,278
         10,325    BLUE COAT SYSTEMS INCORPORATED+                                                                          185,953
         37,828    BRADY CORPORATION CLASS A                                                                              1,330,032
         21,805    CACI INTERNATIONAL INCORPORATED CLASS A<<+                                                             1,199,493
         20,079    CAPTARIS INCORPORATED+                                                                                   117,663
         14,430    CARREKER CORPORATION+                                                                                     88,600
         46,067    CERNER CORPORATION<<+                                                                                  2,091,442
         38,823    CIBER INCORPORATED+                                                                                      257,396
         32,315    COGNEX CORPORATION                                                                                       816,277
         31,206    DENDRITE INTERNATIONAL INCORPORATED+                                                                     305,195
         24,165    DIGITAL INSIGHT CORPORATION+                                                                             708,518
         33,250    EFUNDS CORPORATION+                                                                                      803,985
         39,526    EPICOR SOFTWARE CORPORATION+                                                                             518,186
         26,838    FACTSET RESEARCH SYSTEMS INCORPORATED                                                                  1,303,522
         30,291    FILENET CORPORATION<<+                                                                                 1,055,036
         16,324    GERBER SCIENTIFIC INCORPORATED                                                                           244,534
         18,942    GEVITY HR INCORPORATED                                                                                   431,499
         48,420    GLOBAL PAYMENTS INCORPORATED                                                                           2,130,964
         19,478    HEALTHCARE SERVICES GROUP                                                                                490,054
         12,452    HEIDRICK & STRUGGLES INTERNATIONAL INCORPORATED+                                                         448,272
         41,089    HYPERION SOLUTIONS CORPORATION+                                                                        1,416,749
         22,355    INFOSPACE INCORPORATED+                                                                                  412,226
         27,519    INTERNET SECURITY SYSTEMS<<+                                                                             763,927
         20,836    JDA SOFTWARE GROUP INCORPORATED+                                                                         321,291
         31,637    KEANE INCORPORATED+                                                                                      455,889
         22,746    KRONOS INCORPORATED+                                                                                     775,411
         37,660    LABOR READY INCORPORATED+                                                                                599,924
         12,998    LOJACK CORPORATION+                                                                                      254,631
         19,376    MANHATTAN ASSOCIATES INCORPORATED<<+                                                                     467,737
         15,229    MAPINFO CORPORATION+                                                                                     195,388
         20,310    MIVA INCORPORATED+                                                                                        67,023
         31,999    NAPSTER INCORPORATED+                                                                                    136,636
         23,126    NCO GROUP INCORPORATED+                                                                                  606,364
         14,132    NEOWARE SYSTEMS INCORPORATED<<+                                                                          192,054
         17,925    NETWORK EQUIPMENT TECHNOLOGY INCORPORATED+                                                                73,851
         18,703    ON ASSIGNMENT INCORPORATED+                                                                              183,476
         14,739    OPEN SOLUTIONS INCORPORATED<<+                                                                           424,631
         15,831    PCTEL INCORPORATED+                                                                                      166,226
         18,150    PHOENIX TECHNOLOGIES LIMITED+                                                                             78,045
         11,348    PORTFOLIO RECOVERY ASSOCIATES INCORPORATED<<+                                                            497,837
         29,327    PROGRESS SOFTWARE CORPORATION+                                                                           762,502

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WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
BUSINESS SERVICES (CONTINUED)
         12,022    QUALITY SYSTEMS INCORPORATED                                                                     $       466,333
         18,412    RADIANT SYSTEMS INCORPORATED+                                                                            222,417
         15,285    RADISYS CORPORATION+                                                                                     324,806
         45,819    SECURE COMPUTING CORPORATION+                                                                            290,034
         40,334    SPHERION CORPORATION+                                                                                    288,388
         14,058    SPSS INCORPORATED+                                                                                       350,466
          8,076    STARTEK INCORPORATED                                                                                     100,708
         20,956    SYKES ENTERPRISES INCORPORATED<<+                                                                        426,455
         51,779    TAKE-TWO INTERACTIVE SOFTWARE INCORPORATED<<+                                                            738,369
         22,874    TALX CORPORATION                                                                                         560,870
         45,905    THQ INCORPORATED<<+                                                                                    1,339,049
         18,182    TRADESTATION GROUP INCORPORATED+                                                                         274,003
         46,359    UNITED ONLINE INCORPORATED<<                                                                             564,653
          6,915    VERTRUE INCORPORATED<<+                                                                                  271,898
         15,451    VIAD CORPORATION                                                                                         547,120
          6,137    VOLT INFORMATION SCIENCE INCORPORATED+                                                                   218,170
         30,351    WEBEX COMMUNICATIONS INCORPORATED+                                                                     1,184,296
         33,682    WEBSENSE INCORPORATED<<+                                                                                 727,868

                                                                                                                         37,432,731
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 3.56%
         30,522    ALPHARMA INCORPORATED CLASS A<<                                                                          713,910
         17,222    ARCH CHEMICALS INCORPORATED                                                                              489,966
         20,060    ARQULE INCORPORATED+                                                                                      84,453
         12,350    BRADLEY PHARMACEUTICALS INCORPORATED<<+                                                                  196,612
         19,161    CAMBREX CORPORATION                                                                                      396,824
         24,564    CONNECTICS CORPORATION<<+                                                                                267,748
         24,422    GEORGIA GULF CORPORATION                                                                                 669,651
         42,529    HB FULLER COMPANY                                                                                        996,880
         22,228    IDEXX LABORATORIES INCORPORATED+                                                                       2,025,860
         48,286    IMMUCOR INCORPORATED+                                                                                  1,082,089
         17,826    MACDERMID INCORPORATED                                                                                   581,484
         56,040    MGI PHARMA INCORPORATED<<+                                                                               964,448
         40,290    NBTY INCORPORATED<<+                                                                                   1,179,288
         16,975    NOVEN PHARMACEUTICALS INCORPORATED+                                                                      409,437
         20,930    OM GROUP INCORPORATED+                                                                                   919,664
         29,635    OMNOVA SOLUTIONS INCORPORATED+                                                                           123,874
         19,279    PAREXEL INTERNATIONAL CORPORATION+                                                                       637,942
          6,372    PENFORD CORPORATION                                                                                       96,472
         66,141    POLYONE CORPORATION+                                                                                     550,955
          7,043    QUAKER CHEMICAL CORPORATION                                                                              136,986
         21,115    SCIELE PHARMA INCORPORATED<<+                                                                            397,807
         11,384    SURMODICS INCORPORATED<<+                                                                                399,806
         29,434    TRONOX INCORPORATED CLASS B                                                                              375,872
          6,480    USANA HEALTH SCIENCES INCORPORATED<<+                                                                    288,943
         23,343    WELLMAN INCORPORATED                                                                                      93,139

                                                                                                                         14,080,110
                                                                                                                    ---------------

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SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COAL MINING - 0.52%
         57,312    MASSEY ENERGY COMPANY                                                                            $     1,200,113
         13,309    PENN VIRGINIA CORPORATION<<                                                                              843,924

                                                                                                                          2,044,037
                                                                                                                    ---------------

COMMUNICATIONS - 1.24%
         24,021    ANIXTER INTERNATIONAL INCORPORATED<<+                                                                  1,356,466
         12,931    AUDIOVOX CORPORATION CLASS A+                                                                            180,000
         35,995    BRIGHTPOINT INCORPORATED+                                                                                511,852
         32,138    GENERAL COMMUNICATION INCORPORATED CLASS A+                                                              398,190
         35,460    J2 GLOBAL COMMUNICATIONS INCORPORATED+                                                                   963,448
         46,733    LIVE NATION INCORPORATED+                                                                                954,288
         21,157    NOVATEL WIRELESS INCORPORATED<<+                                                                         203,742
         54,952    RADIO ONE INCORPORATED CLASS D+                                                                          343,450

                                                                                                                          4,911,436
                                                                                                                    ---------------

COMPUTERS-INTERGRATED SYSTEMS - 0.08%
         21,828    AGILYSYS INCORPORATED                                                                                    306,465
                                                                                                                    ---------------

CONSTRUCTION SPECIAL TRADE CONTRACTORS - 0.58%
         18,736    CHEMED CORPORATION                                                                                       604,423
         22,521    EMCOR GROUP INCORPORATED<<+                                                                            1,235,052
         19,427    INSITUFORM TECHNOLOGIES INCORPORATED CLASS A<<+                                                          471,688

                                                                                                                          2,311,163
                                                                                                                    ---------------

DEPOSITORY INSTITUTIONS - 7.96%
         12,989    ANCHOR BANCORP WISCONSIN INCORPORATED                                                                    370,966
         42,921    BANK MUTUAL CORPORATION                                                                                  520,632
         32,839    BANKATLANTIC BANCORP INCORPORATED CLASS A                                                                466,971
         22,763    BANKUNITED FINANCIAL CORPORATION CLASS A<<                                                               593,431
         25,995    BOSTON PRIVATE FINANCIAL HOLDINGS INCORPORATED                                                           724,741
         43,953    BROOKLINE BANCORP INCORPORATED                                                                           604,354
         21,759    CENTRAL PACIFIC FINANCIAL CORPORATION                                                                    795,944
         32,816    CHITTENDEN CORPORATION                                                                                   941,484
         21,306    COMMUNITY BANK SYSTEM INCORPORATED                                                                       472,141
         19,651    DIME COMMUNITY BANCSHARES                                                                                289,459
         13,916    DOWNEY FINANCIAL CORPORATION                                                                             925,971
         43,499    EAST WEST BANCORP INCORPORATED<<                                                                       1,722,995
         15,551    FIDELITY BANKSHARES INCORPORATED                                                                         606,645
         57,678    FIRST BANCORP PUERTO RICO<<                                                                              637,919
         44,745    FIRST COMMONWEALTH FINANCIAL CORPORATION                                                                 583,027
          9,291    FIRST INDIANA CORPORATION                                                                                241,659
         35,635    FIRST MIDWEST BANCORP INCORPORATED                                                                     1,350,210
         18,813    FIRST REPUBLIC BANK                                                                                      800,681
         11,852    FIRSTFED FINANCIAL CORPORATION<<+                                                                        672,245
         27,665    FLAGSTAR BANCORP INCORPORATED                                                                            402,526
         16,718    FRANKLIN BANK CORPORATION+                                                                               332,354
         23,164    GLACIER BANCORP INCORPORATED                                                                             791,514
         29,322    HANMI FINANCIAL CORPORATION                                                                              574,711
         14,099    HARBOR FLORIDA BANCSHARES INCORPORATED<<                                                                 624,727

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
DEPOSITORY INSTITUTIONS (CONTINUED)
         14,581    INDEPENDENT BANK CORPORATION                                                                     $       354,027
         13,380    IRWIN FINANCIAL CORPORATION                                                                              261,713
         17,232    JPMORGAN CHASE & COMPANY                                                                                 179,902
         20,014    MAF BANCORP INCORPORATED                                                                                 826,378
              1    MARSHALL & ILSLEY CORPORATION                                                                                 25
         14,834    NARA BANK NATIONAL ASSOCIATION                                                                           271,314
         12,710    PRIVATEBANCORP INCORPORATED                                                                              581,101
         18,475    PROSPERITY BANCSHARES INCORPORATED                                                                       628,889
         23,378    PROVIDENT BANKSHARES CORPORATION                                                                         866,155
         53,235    REPUBLIC BANCORP INCORPORATED                                                                            709,625
         53,617    SOUTH FINANCIAL GROUP INCORPORATED                                                                     1,395,651
         13,355    STERLING BANCORPORATION NEW YORK                                                                         262,559
         32,679    STERLING BANCSHARES INCORPORATED TEXAS                                                                   661,750
         26,347    STERLING FINANCIAL CORPORATION                                                                           854,433
         36,970    SUSQUEHANNA BANCSHARES INCORPORATED                                                                      903,547
         53,546    TRUSTCO BANK CORPORATION NEW YORK SHARES<<                                                               580,439
         67,453    UCBH HOLDINGS INCORPORATED                                                                             1,177,729
         41,237    UMPQUA HOLDINGS CORPORATION                                                                            1,179,378
         26,306    UNITED BANKSHARES INCORPORATED                                                                           979,109
         46,950    WHITNEY HOLDING CORPORATION                                                                            1,679,402
         11,017    WILSHIRE BANCORP INCORPORATED                                                                            209,764
         18,289    WINTRUST FINANCIAL CORPORATION                                                                           917,193

                                                                                                                         31,527,390
                                                                                                                    ---------------

DURABLE GOODS - CONSUMER - 0.03%
         15,557    STURM, RUGER & COMPANY INCORPORATED                                                                      120,411
                                                                                                                    ---------------

EATING & DRINKING PLACES - 2.29%
         23,759    CEC ENTERTAINMENT INCORPORATED+                                                                          748,646
         11,319    IHOP CORPORATION                                                                                         524,636
         25,282    JACK IN THE BOX INCORPORATED+                                                                          1,319,215
         12,163    LANDRY'S RESTAURANTS INCORPORATED                                                                        366,714
         13,224    LONE STAR STEAKHOUSE & SALOON INCORPORATED                                                               367,230
         16,546    O'CHARLEYS INCORPORATED+                                                                                 313,878
         18,953    P.F. CHANG'S CHINA BISTRO INCORPORATED<<+                                                                657,859
         17,089    PAPA JOHNS INTERNATIONAL INCORPORATED+                                                                   617,084
         24,272    RARE HOSPITALITY INTERNATIONAL INCORPORATED+                                                             741,752
         11,814    RED ROBIN GOURMET BURGERS INCORPORATED<<+                                                                544,744
         30,206    RYAN'S RESTAURANT GROUP INCORPORATED+                                                                    479,369
         60,962    SONIC CORPORATION+                                                                                     1,378,351
         20,076    STEAK N SHAKE COMPANY+                                                                                   339,084
         44,187    TRIARC COMPANIES INCORPORATED CLASS B                                                                    668,107

                                                                                                                          9,066,669
                                                                                                                    ---------------

EDUCATIONAL SERVICES - 0.07%
         16,488    UNIVERSAL TECHNICAL INSTITUTE INCORPORATED+                                                              294,970
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
ELECTRIC, GAS & SANITARY SERVICES - 5.18%
         21,640    ALLETE INCORPORATED                                                                              $       940,258
         12,120    AMERICAN STATES WATER COMPANY                                                                            463,590
         58,236    ATMOS ENERGY CORPORATION                                                                               1,662,638
         35,030    AVISTA CORPORATION                                                                                       829,510
          8,212    CASCADE NATURAL GAS CORPORATION                                                                          214,251
          7,202    CENTRAL VERMONT PUBLIC SERVICE                                                                           159,236
          9,674    CH ENERGY GROUP INCORPORATED                                                                             497,921
         40,338    CLECO CORPORATION                                                                                      1,018,131
         34,585    EL PASO ELECTRIC COMPANY+                                                                                772,629
         51,737    ENERGEN CORPORATION                                                                                    2,166,228
          3,765    GREEN MOUNTAIN POWER CORPORATION                                                                         125,638
         15,242    LACLEDE GROUP INCORPORATED                                                                               488,963
         20,041    NEW JERSEY RESOURCES                                                                                     988,021
         19,661    NORTHWEST NATURAL GAS COMPANY                                                                            772,284
         53,762    PIEDMONT NATURAL GAS COMPANY<<                                                                         1,360,716
         20,864    SOUTH JERSEY INDUSTRIES INCORPORATED                                                                     624,042
         71,983    SOUTHERN UNION COMPANY                                                                                 1,901,063
         29,152    SOUTHWEST GAS CORPORATION                                                                                971,345
         75,236    UGI CORPORATION                                                                                        1,839,520
         17,583    UIL HOLDINGS CORPORATION                                                                                 659,363
         25,096    UNISOURCE ENERGY CORPORATION                                                                             836,450
         32,541    WASTE CONNECTIONS INCORPORATED<<+                                                                      1,233,629

                                                                                                                         20,525,426
                                                                                                                    ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 6.61%
         18,591    ACTEL CORPORATION+                                                                                       289,090
         31,263    ACUITY BRANDS INCORPORATED                                                                             1,419,340
         82,781    ADAPTEC INCORPORATED+                                                                                    365,064
         25,238    ADVANCED ENERGY INDUSTRIES INCORPORATED+                                                                 430,056
         53,666    AEROFLEX INCORPORATED+                                                                                   551,686
         16,177    AO SMITH CORPORATION<<                                                                                   637,859
          8,488    APPLIED SIGNAL TECHNOLOGY INCORPORATED                                                                   125,962
         26,036    ATMI INCORPORATED+                                                                                       756,867
         20,709    BALDOR ELECTRIC COMPANY                                                                                  638,458
          8,430    BEL FUSE INCORPORATED CLASS B                                                                            270,519
         46,080    BENCHMARK ELECTRONICS INCORPORATED<<+                                                                  1,238,630
         18,280    C&D TECHNOLOGIES INCORPORATED<<                                                                          129,788
         34,254    C-COR INCORPORATED+                                                                                      293,899
          7,512    CATAPULT COMMUNICATIONS CORPORATION+                                                                      62,800
         19,144    CERADYNE INCORPORATED<<+                                                                                 786,627
         28,000    CHECKPOINT SYSTEMS INCORPORATED+                                                                         462,280
         16,290    COMTECH TELECOMMUNICATIONS CORPORATION+                                                                  545,389
         25,623    CTS CORPORATION                                                                                          353,085
         11,061    CUBIC CORPORATION                                                                                        216,574
         28,057    CYMER INCORPORATED<<+                                                                                  1,231,983
         14,070    DIODES INCORPORATED+                                                                                     607,402
         14,268    DIONEX CORPORATION+                                                                                      726,812
         23,255    DITECH NETWORKS INCORPORATED+                                                                            179,296

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT (CONTINUED)
         20,976    DSP GROUP INCORPORATED+                                                                          $       479,302
         20,767    ELECTRO SCIENTIFIC INDUSTRIES INCORPORATED+                                                              427,800
         25,716    EXAR CORPORATION+                                                                                        341,766
         15,572    GREATBATCH INCORPORATED+                                                                                 352,239
         53,231    HARMONIC INCORPORATED+                                                                                   391,248
         18,344    HUTCHINSON TECHNOLOGY INCORPORATED<<+                                                                    385,774
         15,200    INTER-TEL INCORPORATED                                                                                   328,320
         15,941    LITTELFUSE INCORPORATED+                                                                                 553,153
         20,777    MAGNETEK INCORPORATED+                                                                                    71,888
         14,972    MERCURY COMPUTER SYSTEMS INCORPORATED+                                                                   177,418
         26,623    METHODE ELECTRONICS INCORPORATED                                                                         253,185
         50,757    MICROSEMI CORPORATION+                                                                                   956,769
         29,812    MOOG INCORPORATED CLASS A+                                                                             1,033,267
          3,362    NATIONAL PRESTO INDUSTRIES INCORPORATED                                                                  185,818
         14,405    PARK ELECTROCHEMICAL CORPORATION                                                                         456,350
         18,790    PERICOM SEMICONDUCTOR+                                                                                   183,203
         29,775    PHOTRONICS INCORPORATED+                                                                                 420,721
         22,035    REGAL-BELOIT CORPORATION                                                                                 958,523
         12,503    ROGERS CORPORATION+                                                                                      772,060
        114,943    SKYWORKS SOLUTIONS INCORPORATED+                                                                         596,554
         15,766    STANDARD MICROSYSTEMS CORPORATION<<+                                                                     448,070
          9,765    SUPERTEX INCORPORATED<<+                                                                                 379,566
         32,797    SYMMETRICOM INCORPORATED+                                                                                264,672
         17,875    SYNAPTICS INCORPORATED<<+                                                                                435,614
         28,972    TECHNITROL INCORPORATED                                                                                  864,814
          9,784    TOLLGRADE COMMUNICATIONS INCORPORATED+                                                                    87,567
         39,296    VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES INCORPORATED+                                                1,442,163
         17,335    VIASAT INCORPORATED+                                                                                     434,762
         14,084    VICOR CORPORATION                                                                                        162,529

                                                                                                                         26,164,581
                                                                                                                    ---------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 1.37%
          9,280    CDI CORPORATION                                                                                          192,189
         15,369    MAXMUS INCORPORATED                                                                                      401,131
         23,720    PER-SE TECHNOLOGIES INCORPORATED+                                                                        540,342
         13,236    PHARMANET DEVELOPMENT GROUP INCORPORATED<<+                                                              257,175
         40,662    REGENERON PHARMACEUTICAL INCORPORATED+                                                                   637,987
         41,141    TETRA TECH INCORPORATED+                                                                                 716,676
         37,057    URS CORPORATION+                                                                                       1,441,147
         30,271    WATSON WYATT & COMPANY HOLDINGS                                                                        1,238,689

                                                                                                                          5,425,336
                                                                                                                    ---------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 1.68%
         24,870    APTARGROUP INCORPORATED                                                                                1,265,386
         18,672    GRIFFON CORPORATION<<+                                                                                   445,701
         19,800    MASCOTECH ESCROW INCORPORATED+(A)                                                                              0
          9,204    MATERIAL SCIENCES CORPORATION+                                                                            91,672
         25,275    MOBILE MINI INCORPORATED+                                                                                718,063

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT (CONTINUED)
         14,682    NCI BUILDING SYSTEMS INCORPORATED+                                                               $       854,052
         57,393    SHAW GROUP INCORPORATED+                                                                               1,356,771
         26,095    SIMPSON MANUFACTURING COMPANY INCORPORATED<<                                                             705,348
         12,201    VALMONT INDUSTRIES INCORPORATED                                                                          637,502
         17,949    WATTS WATER TECHNOLOGIES INCORPORATED                                                                    570,060

                                                                                                                          6,644,555
                                                                                                                    ---------------

FINANCE COMPANIES - 0.02%
         18,967    REWARDS NETWORK INCORPORATED<<+                                                                           92,369
                                                                                                                    ---------------

FOOD & KINDRED PRODUCTS - 1.78%
         13,156    AMERICAN ITALIAN PASTA COMPANY CLASS A<<                                                                 102,354
         52,478    CORN PRODUCTS INTERNATIONAL INCORPORATED                                                               1,707,634
         37,169    FLOWERS FOODS INCORPORATED                                                                               999,103
         43,443    HANSEN NATURAL CORPORATION<<+                                                                          1,411,029
          9,749    J & J SNACK FOODS CORPORATION                                                                            303,194
         21,973    LANCE INCORPORATED                                                                                       483,845
          9,877    PEET'S COFFEE & TEA INCORPORATED+                                                                        247,024
         19,027    RALCORP HOLDINGS INCORPORATED+                                                                           917,672
         11,315    SANDERSON FARMS INCORPORATED                                                                             366,153
         22,269    TREEHOUSE FOODS INCORPORATED+                                                                            526,662

                                                                                                                          7,064,670
                                                                                                                    ---------------

FOOD STORES - 0.41%
         13,904    GREAT ATLANTIC & PACIFIC TEA COMPANY INCORPORATED                                                        334,808
         22,445    PANERA BREAD COMPANY<<+                                                                                1,307,421

                                                                                                                          1,642,229
                                                                                                                    ---------------

FURNITURE & FIXTURES - 0.58%
          8,416    BASSETT FURNITURE INDUSTRIES INCORPORATED                                                                136,676
         23,583    ETHAN ALLEN INTERIORS INCORPORATED                                                                       817,387
         36,812    LA-Z-BOY INCORPORATED<<                                                                                  513,896
         38,335    SELECT COMFORT CORPORATION<<+                                                                            838,770

                                                                                                                          2,306,729
                                                                                                                    ---------------

GENERAL MERCHANDISE STORES - 0.37%
         35,979    CASEY'S GENERAL STORES INCORPORATED                                                                      801,252
         28,528    FRED'S INCORPORATED                                                                                      360,023
         19,304    STEIN MART INCORPORATED                                                                                  293,614

                                                                                                                          1,454,889
                                                                                                                    ---------------

HEALTH SERVICES - 2.82%
         11,495    AMEDISYS INCORPORATED<<+                                                                                 456,007
         21,311    AMSURG CORPORATION<<+                                                                                    474,383
         15,569    CROSS COUNTRY HEALTHCARE INCORPORATED+                                                                   264,673
         15,946    CRYOLIFE INCORPORATED<<+                                                                                 102,852
         19,564    ENZO BIOCHEM INCORPORATED<<+                                                                             238,485
         14,023    GENESIS HEALTHCARE CORPORATION+                                                                          667,915
         19,361    GENTIVA HEALTH SERVICES INCORPORATED+                                                                    318,295

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
HEALTH SERVICES (CONTINUED)
         24,686    HEALTHWAYS INCORPORATED+                                                                         $     1,100,996
         47,517    HOOPER HOLMES INCORPORATED                                                                               160,132
         20,914    INVENTIV HEALTH INCORPORATED+                                                                            669,875
         14,909    LCA-VISION INCORPORATED<<                                                                                615,870
         15,152    MATRIA HEALTHCARE INCORPORATED<<+                                                                        421,074
         23,412    NAUTILUS GROUP INCORPORATED<<                                                                            321,915
         24,512    ODYSSEY HEALTHCARE INCORPORATED+                                                                         347,580
         34,615    PEDIATRIX MEDICAL GROUP INCORPORATED+                                                                  1,578,444
         12,251    REHABCARE GROUP INCORPORATED+                                                                            160,488
         40,113    SIERRA HEALTH SERVICES INCORPORATED<<+                                                                 1,517,876
         31,971    SUNRISE SENIOR LIVING INCORPORATED+                                                                      954,974
         31,814    UNITED SURGICAL PARTNERS INTERNATIONAL INCORPORATED+                                                     789,942

                                                                                                                         11,161,776
                                                                                                                    ---------------

HOLDING & OTHER INVESTMENT OFFICES - 3.18%
          9,346    4KIDS ENTERTAINMENT INCORPORATED+                                                                        154,209
         22,676    ACADIA REALTY TRUST                                                                                      578,238
         32,791    COLONIAL PROPERTIES TRUST                                                                              1,567,738
         16,747    EASTGROUP PROPERTIES INCORPORATED                                                                        835,005
         18,886    ENTERTAINMENT PROPERTIES TRUST                                                                           931,458
         16,515    ESSEX PROPERTY TRUST INCORPORATED                                                                      2,004,921
         23,015    GLENBOROUGH REALTY TRUST INCORPORATED                                                                    592,176
         23,116    KILROY REALTY CORPORATION                                                                              1,741,559
         14,646    LTC PROPERTIES INCORPORATED                                                                              355,166
         17,161    MID-AMERICA APARTMENT COMMUNITIES INCORPORATED+                                                        1,050,596
         41,488    NATIONAL RETAIL PROPERTIES INCORPORATED<<                                                                896,141
         10,147    PARKWAY PROPERTIES INCORPORATED                                                                          471,734
         11,394    PS BUSINESS PARKS INCORPORATED                                                                           687,058
         12,899    SOVRAN SELF STORAGE INCORPORATED                                                                         716,539

                                                                                                                         12,582,538
                                                                                                                    ---------------

HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 0.45%
         21,702    BELL MICROPRODUCTS INCORPORATED+                                                                         112,633
         15,748    COST PLUS INCORPORATED<<+                                                                                188,504
         20,887    GUITAR CENTER INCORPORATED<<+                                                                            933,231
         16,160    HAVERTY FURNITURE COMPANIES INCORPORATED                                                                 257,752
         21,267    TUESDAY MORNING CORPORATION<<                                                                            295,186

                                                                                                                          1,787,306
                                                                                                                    ---------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 0.44%
         26,042    AZTAR CORPORATION+                                                                                     1,380,486
         15,259    MARCUS CORPORATION                                                                                       350,499

                                                                                                                          1,730,985
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 5.64%
         14,655    A.S.V. INCORPORATED<<+                                                                                   218,506
         13,414    ASTEC INDUSTRIES INCORPORATED+                                                                           338,704
         72,258    AXCELIS TECHNOLOGIES INCORPORATED+                                                                       510,141

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT (CONTINUED)
         12,618    BLACK BOX CORPORATION                                                                            $       491,093
         36,553    BRIGGS & STRATTON CORPORATION<<                                                                        1,007,035
         53,781    BROOKS AUTOMATION INCORPORATED<<+                                                                        701,842
          8,376    DRIL-QUIP INCORPORATED+                                                                                  566,888
         15,093    ENPRO INDUSTRIES INCORPORATED+                                                                           453,696
         37,466    GARDNER DENVER INCORPORATED+                                                                           1,239,375
         37,016    GLOBAL IMAGING SYSTEMS INCORPORATED<<+                                                                   816,943
         14,349    HYDRIL COMPANY+                                                                                          804,405
         38,157    IDEX CORPORATION                                                                                       1,642,659
         75,901    JLG INDUSTRIES INCORPORATED                                                                            1,503,599
         20,117    KAYDON CORPORATION                                                                                       744,731
         22,022    KOMAG INCORPORATED<<+                                                                                    703,823
         40,725    KULICKE & SOFFA INDUSTRIES INCORPORATED+                                                                 360,009
         42,958    LENNOX INTERNATIONAL INCORPORATED                                                                        983,738
          8,239    LINDSAY MANUFACTURING COMPANY                                                                            236,871
         10,621    LUFKIN INDUSTRIES INCORPORATED                                                                           562,063
         43,942    MANITOWOC COMPANY INCORPORATED                                                                         1,968,162
         27,743    MICROS SYSTEMS INCORPORATED<<+                                                                         1,357,188
         23,845    NETGEAR INCORPORATED<<+                                                                                  490,969
         29,361    PAXAR CORPORATION+                                                                                       586,633
         12,167    PLANAR SYSTEMS INCORPORATED+                                                                             138,095
         11,882    ROBBINS & MYERS INCORPORATED                                                                             367,391
         18,360    SCANSOURCE INCORPORATED+                                                                                 556,859
         29,236    TORO COMPANY                                                                                           1,232,882
         16,840    ULTRATECH INCORPORATED+                                                                                  224,309
         17,463    WATSCO INCORPORATED                                                                                      803,473
         20,996    WOODWARD GOVERNOR COMPANY                                                                                704,206

                                                                                                                         22,316,288
                                                                                                                    ---------------

INSURANCE AGENTS, BROKERS & SERVICE - 0.27%
         25,459    HILB, ROGAL & HAMILTON COMPANY                                                                         1,085,826
                                                                                                                    ---------------

INSURANCE CARRIERS - 3.16%
         37,120    AMERIGROUP CORPORATION+                                                                                1,096,896
         30,839    CENTENE CORPORATION+                                                                                     506,993
         30,594    DELPHI FINANCIAL GROUP INCORPORATED CLASS A                                                            1,220,089
         48,347    FREMONT GENERAL CORPORATION                                                                              676,375
         14,468    INFINITY PROPERTY & CASUALTY CORPORATION                                                                 595,069
         12,168    LANDAMERICA FINANCIAL GROUP INCORPORATED                                                                 800,533
         40,688    PHILADELPHIA CONSOLIDATED HOLDING CORPORATION+                                                         1,618,569
         15,347    PRESIDENTIAL LIFE CORPORATION                                                                            343,312
         23,687    PROASSURANCE CORPORATION+                                                                              1,167,295
         14,646    RLI CORPORATION                                                                                          743,870
         10,164    SAFETY INSURANCE GROUP INCORPORATED                                                                      494,580
          7,155    SCPIE HOLDINGS INCORPORATED+                                                                             168,429
         20,821    SELECTIVE INSURANCE GROUP INCORPORATED                                                                 1,095,393
         13,006    STEWART INFORMATION SERVICES CORPORATION                                                                 452,219

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
INSURANCE CARRIERS (CONTINUED)
         14,988    UNITED FIRE & CASUALTY COMPANY                                                                   $       469,124
         26,404    ZENITH NATIONAL INSURANCE CORPORATION                                                                  1,053,256

                                                                                                                         12,502,002
                                                                                                                    ---------------

LEATHER & LEATHER PRODUCTS - 0.47%
         20,421    BROWN SHOE COMPANY INCORPORATED                                                                          731,889
         16,277    GENESCO INCORPORATED<<+                                                                                  561,068
         18,910    K-SWISS INCORPORATED                                                                                     568,435

                                                                                                                          1,861,392
                                                                                                                    ---------------

LEGAL SERVICES - 0.07%
          6,746    PRE-PAID LEGAL SERVICES INCORPORATED<<                                                                  267,614
                                                                                                                    ---------------

LUMBER & WOOD PRODUCTS, EXCEPT FURNITURE - 0.43%
         54,568    CHAMPION ENTERPRISES INCORPORATED+                                                                       376,519
         11,177    COACHMEN INDUSTRIES INCORPORATED                                                                         120,823
          7,260    DELTIC TIMBER CORPORATION                                                                                346,012
          4,850    SKYLINE CORPORATION                                                                                      185,319
         13,443    UNIVERSAL FOREST PRODUCTS                                                                                659,379

                                                                                                                          1,688,052
                                                                                                                    ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 7.66%
         49,903    AMERICAN MEDICAL SYSTEMS HOLDINGS INCORPORATED<<+                                                        919,712
          9,955    ANALOGIC CORPORATION                                                                                     510,891
         21,539    ARMOR HOLDINGS INCORPORATED+                                                                           1,234,831
         18,865    ARTHROCARE CORPORATION+                                                                                  884,014
         16,846    BIOLASE TECHNOLOGY INCORPORATED<<                                                                        105,288
         12,412    BIOSITE INCORPORATED+                                                                                    573,807
          9,996    CNS INCORPORATED                                                                                         282,187
         22,305    COHERENT INCORPORATED+                                                                                   773,091
         16,133    COHU INCORPORATED                                                                                        287,651
         19,902    CONMED CORPORATION+                                                                                      420,131
         32,083    COOPER COMPANIES INCORPORATED                                                                          1,716,441
         15,446    CYBERONICS INCORPORATED<<+                                                                               270,768
          9,033    DATASCOPE CORPORATION                                                                                    302,335
         16,373    DJ ORTHOPEDICS INCORPORATED+                                                                             679,971
         11,332    EDO CORPORATION<<                                                                                        259,276
         18,182    ESTERLINE TECHNOLOGIES CORPORATION+                                                                      613,824
         18,070    FEI COMPANY<<+                                                                                           381,458
         48,986    FLIR SYSTEMS INCORPORATED<<+                                                                           1,330,460
         32,258    FOSSIL INCORPORATED<<+                                                                                   694,837
         19,274    HAEMONETICS CORPORATION+                                                                                 902,023
         37,611    HOLOGIC INCORPORATED+                                                                                  1,636,831
         10,322    ICU MEDICAL INCORPORATED+                                                                                469,445
         49,900    INPUT OUTPUT INCORPORATED<<+                                                                             495,507
         14,372    INTEGRA LIFESCIENCES HOLDINGS<<+                                                                         538,663
         28,055    INTERMAGNETICS GENERAL CORPORATION+                                                                      758,888
         22,750    INVACARE CORPORATION                                                                                     535,080

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS (CONTINUED)
         18,194    ITRON INCORPORATED<<+                                                                            $     1,015,225
         10,036    KEITHLEY INSTRUMENTS INCORPORATED                                                                        127,959
          8,247    KENSEY NASH CORPORATION+                                                                                 241,390
         48,446    KOPIN CORPORATION+                                                                                       162,294
         29,640    MENTOR CORPORATION                                                                                     1,493,560
         15,287    MERIDIAN DIAGNOSTICS, INCORPORATED+                                                                      359,397
         19,520    MERIT MEDICAL SYSTEMS INCORPORATED<<+                                                                    265,082
         12,995    MTS SYSTEMS CORPORATION                                                                                  420,258
         12,343    OSTEOTECH INCORPORATED+                                                                                   50,483
         12,592    PALOMAR MEDICAL TECHNOLOGIES INCORPORATED+                                                               531,382
         12,172    PHOTON DYNAMICS INCORPORATED+                                                                            161,522
         16,507    POLYMEDICA CORPORATION<<                                                                                 706,665
         12,270    POSSIS MEDICAL INCORPORATED+                                                                             120,860
         51,869    RESPIRONICS INCORPORATED+                                                                              2,002,662
         17,688    RUDOLPH TECHNOLOGIES INCORPORATED+                                                                       324,221
         18,486    SONIC SOLUTIONS<<+                                                                                       281,727
         24,542    TELEDYNE TECHNOLOGIES INCORPORATED+                                                                      971,863
         22,905    THERAGENICS CORPORATION+                                                                                  65,966
         39,333    TRIMBLE NAVIGATION LIMITED+                                                                            1,851,798
         21,931    VEECO INSTRUMENTS INCORPORATED<<+                                                                        441,910
         23,197    VIASYS HEALTHCARE INCORPORATED+                                                                          631,886
          5,565    VITAL SIGNS INCORPORATED                                                                                 315,035
         20,401    X-RITE INCORPORATED<<                                                                                    219,107

                                                                                                                         30,339,662
                                                                                                                    ---------------

METAL MINING - 0.29%
         29,734    CLEVELAND CLIFFS INCORPORATED<<                                                                        1,133,163
                                                                                                                    ---------------

MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS - 0.10%
         15,621    AMCOL INTERNATIONAL CORPORATION                                                                          389,119
                                                                                                                    ---------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.72%
         22,574    DAKTRONICS INCORPORATED                                                                                  467,056
         19,670    JAKKS PACIFIC INCORPORATED+                                                                              350,716
         33,616    K2 INCORPORATED+                                                                                         394,316
         11,577    LYDALL INCORPORATED+                                                                                     103,035
         14,925    RC2 CORPORATION+                                                                                         500,435
          8,185    RUSS BERRIE & COMPANY INCORPORATED                                                                       124,739
         24,933    SHUFFLE MASTER INCORPORATED<<+                                                                           673,440
          8,830    STANDEX INTERNATIONAL CORPORATION                                                                        246,180

                                                                                                                          2,859,917
                                                                                                                    ---------------

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
MISCELLANEOUS RETAIL - 1.25%
         21,134    CASH AMERICA INTERNATIONAL INCORPORATED                                                          $       825,917
         13,660    HANCOCK FABRICS INCORPORATED<<                                                                            39,204
         22,863    HIBBETT SPORTING GOODS INCORPORATED+                                                                     598,553
         17,339    JO ANN STORES INCORPORATED<<+                                                                            289,908
         20,354    LONGS DRUG STORES CORPORATION                                                                            936,488
         27,020    SPECTRUM BRANDS INCORPORATED<<+                                                                          228,049
         14,386    STAMPS.COM INCORPORATED<<+                                                                               274,197
         20,194    WORLD FUEL SERVICES CORPORATION                                                                          816,847
         34,388    ZALE CORPORATION+                                                                                        953,923

                                                                                                                          4,963,086
                                                                                                                    ---------------

MOTION PICTURES - 0.28%
         30,211    AVID TECHNOLOGY INCORPORATED<<+                                                                        1,100,285
                                                                                                                    ---------------

MOTOR FREIGHT TRANSPORTATION & WAREHOUSING - 1.14%
         17,959    ARKANSAS BEST CORPORATION<<                                                                              772,776
         22,293    FORWARD AIR CORPORATION                                                                                  737,675
         42,150    HEARTLAND EXPRESS INCORPORATED                                                                           660,912
         41,126    LANDSTAR SYSTEM INCORPORATED<<                                                                         1,756,080
         19,958    OLD DOMINION FREIGHT LINE+                                                                               599,339

                                                                                                                          4,526,782
                                                                                                                    ---------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 0.28%
         19,384    FINANCIAL FEDERAL CORPORATION<<                                                                          519,491
         13,215    WORLD ACCEPTANCE CORPORATION+                                                                            581,196

                                                                                                                          1,100,687
                                                                                                                    ---------------

OIL & GAS EXTRACTION - 4.58%
         19,275    ATWOOD OCEANICS INCORPORATED<<+                                                                          866,797
         34,446    CABOT OIL & GAS CORPORATION                                                                            1,650,973
         59,035    CIMAREX ENERGY COMPANY                                                                                 2,077,442
         65,319    HELIX ENERGY SOLUTIONS GROUP INCORPORATED<<+                                                           2,181,655
         38,668    OCEANEERING INTERNATIONAL INCORPORATED+                                                                1,190,974
         11,463    PETROLEUM DEVELOPMENT CORPORATION+                                                                       457,259
         15,408    SEACOR HOLDINGS INCORPORATED+                                                                          1,271,160
         39,124    ST. MARY LAND & EXPLORATION COMPANY<<                                                                  1,436,242
         19,815    STONE ENERGY CORPORATION+                                                                                802,111
         20,869    SWIFT ENERGY COMPANY+                                                                                    872,742
         51,273    TETRA TECHNOLOGIES INCORPORATED+                                                                       1,238,756
         33,030    UNIT CORPORATION+                                                                                      1,518,389
         25,565    VERITAS DGC INCORPORATED<<+                                                                            1,682,688
         21,389    W-H ENERGY SERVICES INCORPORATED+                                                                        887,002

                                                                                                                         18,134,190
                                                                                                                    ---------------

PAPER & ALLIED PRODUCTS - 0.70%
         27,050    BUCKEYE TECHNOLOGIES INCORPORATED+                                                                       229,925
         20,035    CARAUSTAR INDUSTRIES INCORPORATED+                                                                       159,679
         14,151    CHESAPEAKE CORPORATION                                                                                   202,501

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
PAPER & ALLIED PRODUCTS (CONTINUED)
         10,545    NEENAH PAPER INCORPORATED                                                                        $       360,955
         39,990    PLAYTEX PRODUCTS INCORPORATED+                                                                           535,866
         11,662    POPE & TALBOT INCORPORATED                                                                                67,057
         22,844    ROCK-TENN COMPANY CLASS A                                                                                452,311
         11,027    SCHWEITZER MANDUIT INTERNATIONAL INCORPORATED                                                            209,292
          8,882    STANDARD REGISTER COMPANY                                                                                117,242
         32,009    WAUSAU PAPER CORPORATION                                                                                 432,122

                                                                                                                          2,766,950
                                                                                                                    ---------------

PERSONAL SERVICES - 0.36%
          6,781    ANGELICA CORPORATION                                                                                     115,345
         19,758    COINSTAR INCORPORATED+                                                                                   568,635
          3,716    CPI CORPORATION<<                                                                                        180,375
         15,181    G & K SERVICES INCORPORATED CLASS A                                                                      553,044

                                                                                                                          1,417,399
                                                                                                                    ---------------

PETROLEUM REFINING & RELATED INDUSTRIES - 0.92%
         14,629    ELKCORP COMPANY                                                                                          397,177
         80,013    FRONTIER OIL CORPORATION                                                                               2,126,746
         30,194    HEADWATERS INCORPORATED<<+                                                                               705,030
         12,056    WD-40 COMPANY                                                                                            430,038

                                                                                                                          3,658,991
                                                                                                                    ---------------

PHARMACEUTICALS - 0.12%
          8,714    KENDLE INTERNATIONAL, INCORPORATED+                                                                      279,022
         32,971    SAVIENT PHARMACEUTICALS INCORPORATED+                                                                    214,641

                                                                                                                            493,663
                                                                                                                    ---------------

PRIMARY METAL INDUSTRIES - 3.77%
         22,408    ALERIS INTERNATIONAL INCORPORATED+                                                                     1,132,500
         31,006    BELDEN CDT INCORPORATED                                                                                1,185,359
         14,168    BRUSH ENGINEERED MATERIALS INCORPORATED+                                                                 352,358
         18,214    CARPENTER TECHNOLOGY CORPORATION                                                                       1,958,187
         16,432    CENTURY ALUMINUM COMPANY+                                                                                552,937
         32,984    CHAPARRAL STEEL COMPANY+                                                                               1,123,435
         31,349    CURTISS-WRIGHT CORPORATION                                                                               951,442
         22,064    LONE STAR TECHNOLOGIES INCORPORATED+                                                                   1,067,456
         26,374    MAVERICK TUBE CORPORATION+                                                                             1,709,826
         26,369    MUELLER INDUSTRIES INCORPORATED                                                                          927,398
         16,163    NS GROUP INCORPORATED<<+                                                                               1,043,322
         26,382    QUANEX CORPORATION                                                                                       800,694
         16,308    RTI INTERNATIONAL METALS INCORPORATED<<+                                                                 710,703
          8,200    STEEL TECHNOLOGIES INCORPORATED                                                                          160,966
         17,090    TEXAS INDUSTRIES INCORPORATED                                                                            889,705
         19,933    TREDEGAR CORPORATION                                                                                     333,678
         10,756    WOLVERINE TUBE INCORPORATED<<+                                                                            32,591

                                                                                                                         14,932,557
                                                                                                                    ---------------

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
PRINTING, PUBLISHING & ALLIED INDUSTRIES - 0.38%
         21,310    BOWNE & COMPANY INCORPORATED                                                                     $       304,307
          8,338    CONSOLIDATED GRAPHICS INCORPORATED+                                                                      501,697
         18,710    JOHN H. HARLAND COMPANY                                                                                  681,980

                                                                                                                          1,487,984
                                                                                                                    ---------------

RAILROAD TRANSPORTATION - 0.37%
         53,980    KANSAS CITY SOUTHERN<<+                                                                                1,474,194
                                                                                                                    ---------------

REAL ESTATE - 0.16%
         15,656    MERITAGE CORPORATION<<+                                                                                  651,446
                                                                                                                    ---------------

REAL ESTATE INVESTMENT TRUST (REIT) - 0.77%
         37,837    LEXINGTON CORPORATE PROPERTIES TRUST                                                                     801,388
         32,442    NEW CENTURY FINANCIAL CORPORATION                                                                      1,275,295
         45,621    SENIOR HOUSING PROPERTIES TRUST                                                                          973,552

                                                                                                                          3,050,235
                                                                                                                    ---------------

RETAIL, TRADE & SERVICES - 0.65%
         23,772    CROCS, INCORPORATED                                                                                      807,059
         37,890    MEN'S WEARHOUSE INCORPORATED<<                                                                         1,409,887
         26,005    STRIDE RITE CORPORATION                                                                                  363,030

                                                                                                                          2,579,976
                                                                                                                    ---------------

RUBBER & MISCELLANEOUS PLASTICS PRODUCTS - 0.20%
         18,520    A. SCHULMAN INCORPORATED                                                                                 435,405
          7,779    DECKERS OUTDOOR CORPORATION<<+                                                                           368,102

                                                                                                                            803,507
                                                                                                                    ---------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 0.75%
         30,951    INVESTMENT TECHNOLOGY GROUP INCORPORATED+                                                              1,385,057
         37,712    LABRANCHE & COMPANY INCORPORATED<<+                                                                      391,073
         14,803    PIPER JAFFRAY COMPANIES INCORPORATED+                                                                    897,358
         11,415    SWS GROUP INCORPORATED                                                                                   284,119

                                                                                                                          2,957,607
                                                                                                                    ---------------

SOFTWARE - 0.15%
         10,247    EPIQ SYSTEMS INCORPORATED+                                                                               150,733
         12,935    MANTECH INTERNATIONAL CORPORATION CLASS A+                                                               426,984

                                                                                                                            577,717
                                                                                                                    ---------------

STONE, CLAY, GLASS & CONCRETE PRODUCTS - 0.36%
         20,115    APOGEE ENTERPRISES INCORPORATED                                                                          305,949
         17,291    CABOT MICROELECTRONICS CORPORATION+                                                                      498,327
         14,437    CARBO CERAMICS INCORPORATED<<                                                                            520,165
         10,165    LIBBEY INCORPORATED                                                                                      113,746

                                                                                                                          1,438,187
                                                                                                                    ---------------

TELEPHONE SERVICES - 0.16%
         15,026    COMMONWEALTH TELEPHONE ENTERPRISES INCORPORATED                                                          619,522
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
TEXTILE MILL PRODUCTS - 0.68%
         20,756    ALBANY INTERNATIONAL CORPORATION CLASS A                                                         $       660,456
         33,998    INTERFACE INCORPORATED+                                                                                  437,894
         10,831    OXFORD INDUSTRIES INCORPORATED<<                                                                         464,758
         39,552    WOLVERINE WORLD WIDE INCORPORATED                                                                      1,119,717

                                                                                                                          2,682,825
                                                                                                                    ---------------
TOBACCO PRODUCTS - 0.06%
         62,191    ALLIANCE ONE INTERNATIONAL INCORPORATED                                                                  254,983
                                                                                                                    ---------------

TRANSPORTATION BY AIR - 0.74%
         16,722    BRISTOW GROUP INCORPORATED+                                                                              575,237
         22,633    EGL INCORPORATED+                                                                                        824,747
         26,117    FRONTIER AIRLINES HOLDINGS INCORPORATED<<+                                                               215,465
         25,885    MESA AIR GROUP INCORPORATED+                                                                             200,868
         45,588    SKYWEST INCORPORATED                                                                                   1,117,818

                                                                                                                          2,934,135
                                                                                                                    ---------------

TRANSPORTATION EQUIPMENT - 1.73%
         26,167    AAR CORPORATION+                                                                                         623,821
          8,942    ARCTIC CAT INCORPORATED                                                                                  148,437
         37,089    CLARCOR INCORPORATED                                                                                   1,130,844
         45,608    FLEETWOOD ENTERPRISES INCORPORATED+                                                                      306,942
         39,611    GENCORP INCORPORATED<<+                                                                                  508,605
         17,149    GROUP 1 AUTOMOTIVE INCORPORATED                                                                          855,735
         19,086    MONACO COACH CORPORATION                                                                                 212,618
         28,903    POLARIS INDUSTRIES INCORPORATED<<                                                                      1,189,358
          8,474    STANDARD MOTOR PRODUCTS INCORPORATED                                                                     101,603
         16,333    SUPERIOR INDUSTRIES INTERNATIONAL INCORPORATED                                                           274,231
         11,522    TRIUMPH GROUP INCORPORATED                                                                               487,957
         22,258    WABASH NATIONAL CORPORATION                                                                              304,712
         22,349    WINNEBAGO INDUSTRIES INCORPORATED<<                                                                      701,312

                                                                                                                          6,846,175
                                                                                                                    ---------------

TRANSPORTATION SERVICES - 0.17%
         29,764    HUB GROUP INCORPORATED CLASS A+                                                                          678,024
                                                                                                                    ---------------

WATER TRANSPORTATION - 0.30%
         37,827    KIRBY CORPORATION+                                                                                     1,185,120
                                                                                                                    ---------------

WHOLESALE TRADE NON-DURABLE GOODS - 1.41%
         27,462    HAIN CELESTIAL GROUP INCORPORATED+                                                                       701,929
         19,238    MYERS INDUSTRIES INCORPORATED                                                                            327,046
          9,520    NASH FINCH COMPANY<<                                                                                     224,006
         24,848    PERFORMANCE FOOD GROUP COMPANY<<+                                                                        697,980
         13,973    SCHOOL SPECIALTY INCORPORATED<<+                                                                         493,107
         24,572    TRACTOR SUPPLY COMPANY+                                                                                1,185,845
         30,131    UNITED NATURAL FOODS INCORPORATED<<+                                                                     933,760
         21,874    UNITED STATIONERS INCORPORATED+                                                                        1,017,360

                                                                                                                          5,581,033
                                                                                                                    ---------------

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                          VALUE
WHOLESALE TRADE-DURABLE GOODS - 2.23%
          8,979    AM CASTLE & COMPANY                                                                              $       240,996
         27,092    APPLIED INDUSTRIAL TECHNOLOGIES INCORPORATED                                                             661,045
         28,115    BARNES GROUP INCORPORATED                                                                                493,699
         20,699    BUILDING MATERIALS HOLDINGS CORPORATION<<                                                                538,588
         17,727    DIGI INTERNATIONAL INCORPORATED+                                                                         239,315
         13,215    DREW INDUSTRIES INCORPORATED<<+                                                                          333,811
         34,504    INSIGHT ENTERPRISES INCORPORATED+                                                                        711,127
         17,175    KAMAN CORPORATION CLASS A                                                                                309,322
         11,595    KEYSTONE AUTOMOTIVE INDUSTRIES INCORPORATED+                                                             440,842
         41,059    KNIGHT TRANSPORTATION INCORPORATED<<                                                                     695,950
          3,146    LAWSON PRODUCTS INCORPORATED                                                                             131,880
         10,052    LENOX GROUP INCORPORATED+                                                                                 60,815
         32,053    LKQ CORPORATION+                                                                                         704,204
         28,678    OWENS & MINOR INCORPORATED                                                                               943,219
         36,989    POOL CORPORATION<<                                                                                     1,424,057
         18,677    RYERSON INCORPORATED                                                                                     408,829
         38,763    THE PEP BOYS-MANNY, MOE & JACK<<                                                                         498,105

                                                                                                                          8,835,804
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $298,242,945)                                                                                 390,264,572
                                                                                                                    ---------------

COLLATERAL FOR SECURITIES LENDING - 21.11%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.39%
      1,558,261    SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                        1,558,261
                                                                                                                    ---------------

                                                                                        INTEREST
PRINCIPAL                                                                                 RATE      MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 20.72%
$       228,988    ALLIANCE & LEICESTER PLC                                               5.47%       10/25/2006            228,218
        324,243    AMERICAN GENERAL FINANCE CORPORATION+/-++                              5.36        10/15/2007            324,399
         36,027    AQUINAS FUNDING LLC++                                                  5.36        12/11/2006             35,661
        900,675    ATLAS CAPITAL FUNDING CORPORATIONC+/-++                                5.31        10/20/2006            900,675
      1,801,350    ATLAS CAPITAL FUNDING CORPORATION+/-++                                 5.31        11/03/2006          1,801,350
        900,675    ATLAS CAPITAL FUNDING CORPORATION+/-++                                 5.31        12/22/2006            900,675
        900,675    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-++                      5.31        04/25/2007            900,711
        990,058    ATOMIUM FUNDING CORPORATION++                                          5.38        11/03/2006            985,434
        900,675    BANCO SANTANDER TOTTA LN+/-++                                          5.33        10/16/2007            900,648
        900,675    BANK OF AMERICA NA SERIES BKNT+/-                                      5.42        06/19/2007            900,792
        594,446    BANK ONE NA ILLINOIS SERIES BKNT+/-                                    5.55        01/12/2007            594,636
      1,080,810    BEAR STEARNS & COMPANY+/-                                              5.43        10/04/2006          1,080,810
        216,162    BEAR STEARNS & COMPANY SERIES MTNB+/-                                  5.66        01/16/2007            216,294
        413,842    BUCKINGHAM CDO LLC                                                     5.31        10/18/2006            412,878
        900,675    BUCKINGHAM III CDO LLC++                                               5.33        10/27/2006            897,388
        900,675    BUCKINGHAM III CDO LLC++                                               5.36        12/15/2006            890,993
         36,027    CAIRN HIGH GRADE FUNDING I LLC++                                       5.33        10/11/2006             35,979
        120,690    CAIRN HIGH GRADE FUNDING I LLC                                         5.32        10/26/2006            120,267
        720,540    CAIRN HIGH GRADE FUNDING I LLC++                                       5.33        11/14/2006            716,022
        207,119    CANCARA ASSET SECURITIZATION LLC++                                     5.33        10/04/2006            207,059
        412,293    CEDAR SPRINGS CAPITAL COMPANY++                                        5.28        10/03/2006            412,231

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE       MATURITY DATE       VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$       664,698    CEDAR SPRINGS CAPITAL COMPANY                                          5.35%       11/17/2006    $       660,245
        331,629    CEDAR SPRINGS CAPITAL COMPANY                                          5.35        12/06/2006            328,498
      1,801,350    CHEYNE FINANCE LLC++                                                   5.32        10/12/2006          1,798,720
      1,801,350    CHEYNE FINANCE LLC                                                     5.30        10/13/2006          1,798,450
        900,675    CHEYNE FINANCE LLC SERIES MTN+/-++                                     5.47        07/16/2007            900,711
      8,357,574    CITIGROUP REPURCHASE (MATURITY VALUE $8,361,349)                       5.42        10/02/2006          8,357,574
      1,081,891    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED++                     5.32        10/11/2006          1,080,463
        180,135    CULLINAN FINANCE CORPORATION                                           5.33        10/06/2006            180,029
         39,630    CULLINAN FINANCE CORPORATION++                                         5.34        10/12/2006             39,572
         28,822    CULLINAN FINANCE CORPORATION++                                         5.35        10/23/2006             28,733
        900,675    CULLINAN FINANCE CORPORATION SERIES MTN+/-++                           5.37        11/15/2006            900,765
      1,801,350    CULLINAN FINANCE CORPORATION SERIES MTN2+/-++                          5.29        06/25/2007          1,801,224
        900,675    DEER VALLEY FUNDING LLC                                                5.31        10/12/2006            899,360
         36,027    EDISON ASSET SECURITIZATION LLC                                        5.44        12/11/2006             35,661
      2,261,379    FAIRWAY FINANCE CORPORATION++                                          5.38        10/02/2006          2,261,379
         64,957    FAIRWAY FINANCE CORPORATION                                            5.35        10/23/2006             64,758
     10,808,101    FIRST BOSTON REPURCHASE AGREEMENT (MATURITY VALUE $10,812,992)         5.43        10/02/2006         10,808,101
        182,297    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                         5.36        10/12/2006            182,030
         79,259    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                       5.50        10/27/2006             78,970
         45,034    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                         5.46        11/06/2006             44,804
        528,624    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                       5.34        11/15/2006            525,230
         45,034    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                         5.49        11/27/2006             44,667
         57,643    GEMINI SECURITIZATION LLC++                                            5.35        10/30/2006             57,407
        873,295    GEORGE STREET FINANCE LLC++                                            5.36        10/12/2006            872,020
      1,447,565    GEORGE STREET FINANCE LLC++                                            5.33        10/16/2006          1,444,597
        752,064    GOLDMAN SACHS GROUP INCORPORATED SERIES MTNB+/-                        5.66        10/27/2006            752,214
        516,987    GOLDMAN SACHS GROUP INCORPORATED SERIES MTNB+/-                        5.46        03/30/2007            517,380
        108,081    GRAMPIAN FUNDING LLC++                                                 5.23        10/02/2006            108,081
         72,054    HARRIER FINANCE FUNDING LLC SERIES MTN+/-++                            5.48        05/15/2007             72,079
        126,095    HBOS TREASURY SERVICES PLC+/-++                                        5.58        01/12/2007            126,166
        505,279    HSBC BANK USA+/-                                                       5.41        12/14/2006            505,365
      1,260,945    IBM CORPORATION SERIES MTN+/-                                          5.36        06/28/2007          1,261,601
         90,752    ING AMERICA INSURANCE HOLDINGS INCORPORATED                            5.33        10/10/2006             90,646
      2,341,755    ING USA ANNUITY & LIFE INSURANCE+/-                                    5.40        09/17/2007          2,341,755
        900,675    INTESA BANK (IRELAND) PLC SERIES BKNT+/-++                             5.33        10/25/2007            900,594
        129,697    JUPITER SECURITIZATION CORPORATION++                                   5.34        10/13/2006            129,488
        439,529    K2 (USA) LLC                                                           5.34        11/10/2006            437,029
        540,405    KAUPTHING BANK SERIES MTN+/-++                                         5.39        03/20/2007            540,070
        127,968    KESTREL FUNDING (US) LLC++                                             5.36        10/05/2006            127,912
        154,484    KESTREL FUNDING (US) LLC                                               5.35        10/06/2006            154,393
        332,890    KLIO FUNDING CORPORATION++                                             5.39        11/03/2006            331,335
        725,656    KLIO III FUNDING CORPORATION++                                         5.30        10/19/2006            723,856
        629,212    KLIO III FUNDING CORPORATION++                                         5.41        10/20/2006            627,563
         62,939    LIBERTY STREET FUNDING CORPORATION                                     5.35        10/25/2006             62,728
         72,054    LIBERTY STREET FUNDING CORPORATION                                     5.34        11/15/2006             71,591
        900,675    LIQUID FUNDING LIMITED                                                 5.34        10/10/2006            899,621

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$       540,405    LIQUID FUNDING LIMITED+/-++                                            5.29%       12/01/2006    $       540,405
        900,675    LIQUID FUNDING LIMITED++                                               5.35        12/07/2006            892,038
        540,405    LIQUID FUNDING LIMITED                                                 5.49        12/28/2006            533,574
        216,162    LIQUID FUNDING LIMITED SERIES MTN+/-++                                 5.34        02/20/2007            216,194
        360,270    MBIA GLOBAL FUNDING LLC+/-++                                           5.33        02/20/2007            360,288
      1,810,357    MERRILL LYNCH & COMPANY SERIES MTN+/-                                  5.66        10/27/2006          1,810,683
         54,041    MONT BLANC CAPITAL CORPORATION                                         5.35        10/27/2006             53,843
      1,080,810    MORGAN STANLEY+/-                                                      5.45        10/10/2006          1,080,810
        203,553    MORGAN STANLEY+/-                                                      5.50        11/09/2006            203,583
        215,081    MORGAN STANLEY+/-                                                      5.55        11/24/2006            215,146
        606,154    MORGAN STANLEY+/-                                                      5.64        01/12/2007            606,445
        900,675    MORGAN STANLEY+/-                                                      5.61        07/27/2007            901,702
        166,625    MORGAN STANLEY SERIES EXL+/-                                           5.39        10/15/2007            166,652
        198,149    NATIONWIDE BUILDING SOCIETY+/-++                                       5.51        12/11/2006            198,224
        645,424    NATIONWIDE BUILDING SOCIETY+/-++                                       5.61        07/20/2007            646,211
        504,378    NIEUW AMSTERDAM RECEIVABLES CORPORATION                                5.34        10/02/2006            504,378
         38,585    NORTH SEA FUNDING LLC                                                  5.42        10/23/2006             38,467
        564,363    NORTH SEA FUNDING LLC                                                  5.33        11/09/2006            561,236
      1,801,350    NORTHERN ROCK PLC+/-++SS.                                              5.33        11/05/2007          1,801,530
        540,405    PARAGON MORTGAGES PLC SERIES 12A+/-++                                  5.31        10/15/2006            540,405
        145,729    RACERS TRUST SERIES 2004-6-MM+/-++                                     5.35        09/22/2006            145,750
      1,438,702    REGENCY MARKETS #1 LLC++                                               5.34        10/06/2006          1,437,853
         69,748    REGENCY MARKETS #1 LLC++                                               5.34        10/16/2006             69,605
      1,801,350    SCALDIS CAPITAL LIMITED                                                5.32        10/31/2006          1,793,712
        720,540    SLM CORPORATION+/-++                                                   5.33        10/12/2007            720,727
        612,459    STANFIELD VICTORIA FUNDING LLC                                         5.40        11/27/2006            607,467
        416,580    TANGO FINANCE CORPORATION SERIES MTN+/-++                              5.39        10/25/2006            416,593
        861,874    THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++                   5.30        10/06/2006            861,365
         40,206    THUNDER BAY FUNDING LLC++                                              5.34        10/31/2006             40,036
         42,296    TICONDEROGA FUNDING LLC++                                              5.35        10/12/2006             42,234
        208,272    TRAVELERS INSURANCE COMPANY+/-                                         5.40        02/09/2007            208,268
        900,675    UNICREDITO ITALIANO BANK (IRELAND) SERIES EXL+/-++                     5.34        06/15/2007            900,693
        900,675    UNICREDITO ITALIANO BANK (IRELAND) SERIES LIB+/-++                     5.34        03/09/2007            900,819
      1,188,891    UNITEDHEALTH GROUP INCORPORATED                                        5.42        10/31/2006          1,183,850
         72,054    VERSAILLES CDS LLC++                                                   5.35        10/20/2006             71,865
        541,774    WHISTLEJACKET CAPITAL LIMITED                                          5.31        10/16/2006            540,663
        170,480    WHITE PINE FINANCE LLC                                                 5.30        10/02/2006            170,480
        630,400    WHITE PINE FINANCE LLC                                                 5.31        10/16/2006            629,111

                                                                                                                         82,051,460
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $83,609,721)                                                               83,609,721
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   SMALL CAP INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
SHORT-TERM INVESTMENTS - 1.17%

MUTUAL FUNDS - 1.12%
      4,447,986    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                     $     4,447,986
                                                                                                                    ---------------

                                                                                        INTEREST      MATURITY
PRINCIPAL                                                                                 RATE          VALUE
US TREASURY BILLS - 0.05%
$       100,000    US TREASURY BILL^#                                                     4.82%       11/09/2006             99,505
         45,000    US TREASURY BILL^#                                                     4.94        02/08/2007             44,226
         30,000    US TREASURY BILL^#                                                     4.99        02/08/2007             29,484

                                                                                                                            173,215
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $4,621,148)                                                                            4,621,201
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $386,473,814)*                               120.82%                                                          $   478,495,494

OTHER ASSETS AND LIABILITIES, NET                  (20.82)                                                              (82,441,255)
                                                   ------                                                           ---------------

TOTAL NET ASSETS                                   100.00%                                                          $   396,054,239
                                                   ======                                                           ===============

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+     NON-INCOME EARNING SECURITIES.

(A) SECURITY FAIR VALUED IN ACCORDANCE WITH THE PROCEDURES APPROVED BY THE BOARD OF TRUSTEES.

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

SS. THESE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE EFFECTIVE MATURITY.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

+++   SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $4,447,986.

^     ZERO COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO MATURITY.

#     SECURITY PLEDGED AS COLLATERAL FOR FUTURES TRANSACTIONS.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $387,511,162 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

         GROSS UNREALIZED APPRECIATION                           $113,892,913
         GROSS UNREALIZED DEPRECIATION                            (22,908,581)
                                                                 ------------
         NET UNREALIZED APPRECIATION (DEPRECIATION)              $ 90,984,332

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   SMALL COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 96.24%

APPAREL & ACCESSORY STORES - 1.89%
        330,900    CARTER'S INCORPORATED+                                                                           $     8,732,451
      1,437,500    WET SEAL INCORPORATED CLASS A+                                                                         8,826,250

                                                                                                                         17,558,701
                                                                                                                    ---------------

APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 1.01%
        770,400    QUIKSILVER INCORPORATED+                                                                               9,360,360
                                                                                                                    ---------------

BUSINESS SERVICES - 19.90%
        963,800    24/7 REAL MEDIA INCORPORATED+                                                                          8,230,852
        844,600    @ROAD INCORPORATED+                                                                                    4,932,464
        389,200    ACCESS INTEGRATED TECHNOLOGIES INCORPORATED+                                                           3,685,724
        487,600    AMN HEALTHCARE SERVICES INCORPORATED+                                                                 11,580,500
        488,200    AQUANTIVE INCORPORATED+                                                                               11,531,284
        235,800    BRADY CORPORATION CLASS A                                                                              8,290,728
        892,500    EPICOR SOFTWARE CORPORATION+                                                                          11,700,675
        400,400    GERBER SCIENTIFIC INCORPORATED                                                                         5,997,992
        427,800    HUDSON HIGHLAND GROUP INCORPORATED+                                                                    4,192,440
        273,750    HYPERION SOLUTIONS CORPORATION+                                                                        9,438,900
        267,000    LABOR READY INCORPORATED+                                                                              4,253,310
      1,169,200    LIONBRIDGE TECHNOLOGIES INCORPORATED+                                                                  8,920,996
        207,600    MARCHEX INCORPORATED CLASS B+                                                                          3,184,584
      1,377,100    OPENTV CORPORATION CLASS A+                                                                            3,924,735
        783,900    OPSWARE INCORPORATED+                                                                                  7,062,939
        837,040    PARAMETRIC TECHNOLOGY CORPORATION+                                                                    14,614,718
        459,300    PCTEL INCORPORATED+                                                                                    4,822,650
        171,600    PDF SOLUTIONS INCORPORATED+                                                                            1,880,736
        341,800    PERFICIENT INCORPORATED+                                                                               5,359,424
        563,000    QUEST SOFTWARE INCORPORATED+                                                                           8,039,640
        270,700    REDBACK NETWORKS INCORPORATED<<+                                                                       3,757,316
        677,900    TELETECH HOLDINGS INCORPORATED+                                                                       10,595,577
      1,295,200    TIBCO SOFTWARE INCORPORATED<<+                                                                        11,630,896
        470,600    ULTIMATE SOFTWARE GROUP INCORPORATED+                                                                 11,073,218
        115,500    WEBEX COMMUNICATIONS INCORPORATED+                                                                     4,506,810
         79,400    WITNESS SYSTEMS INCORPORATED+                                                                          1,391,882

                                                                                                                        184,600,990
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 8.78%
        408,300    ALKERMES INCORPORATED+                                                                                 6,471,555
        314,600    ALNYLAM PHARMECEUTICALS INCORPORATED+                                                                  4,533,386
        498,100    CARDIOME PHARMA CORPORATION+                                                                           5,753,055
        271,300    CONOR MEDSYSTEMS INCORPORATED+                                                                         6,394,541
        338,000    LANDEC CORPORATION+                                                                                    3,650,400
        295,600    NUVELO INCORPORATED+                                                                                   5,391,744
        623,300    ONYX PHARMACEUTICALS INCORPORATED+                                                                    10,776,857
        688,400    PDL BIOPHARMA INCORPORATED+                                                                           13,217,280

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SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   SMALL COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
CHEMICALS & ALLIED PRODUCTS (CONTINUED)
        539,900    QUIDEL CORPORATION+                                                                              $     7,623,388
        759,800    SANTARUS INCORPORATED+                                                                                 5,637,716
        748,500    SIRNA THERAPEUTICS INCORPORATED+                                                                       4,169,145
        465,000    ZYMOGENETICS INCORPORATED<<+                                                                           7,844,550

                                                                                                                         81,463,617
                                                                                                                    ---------------

COMMUNICATIONS - 1.26%
        684,400    NOVATEL WIRELESS INCORPORATED<<+                                                                       6,590,772
        180,067    SAVVIS INCORPORATED<<+                                                                                 5,131,900

                                                                                                                         11,722,672
                                                                                                                    ---------------

COMPUTER SOFTWARE & SERVICES - 0.58%
        406,200    NESS TECHNOLOGIES INCORPORATED+                                                                        5,422,770
                                                                                                                    ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 13.82%
        824,300    ADVANCED ANALOGIC TECHNOLOGIES INCORPORATED+                                                           4,525,407
        680,400    ANADIGICS INCORPORATED<<+                                                                              4,871,664
        216,600    CYMER INCORPORATED<<+                                                                                  9,510,906
        421,500    DSP GROUP INCORPORATED+                                                                                9,631,275
        883,000    INTEGRATED DEVICE TECHNOLOGY INCORPORATED+                                                            14,180,980
      1,107,400    MATTSON TECHNOLOGY INCORPORATED+                                                                       9,191,420
        368,900    MAXWELL TECHNOLOGIES INCORPORATED+                                                                     7,503,426
        380,800    NETLOGIC MICROSYSTEMS INCORPORATED<<+                                                                  9,660,896
        372,100    OSI SYSTEMS INCORPORATED+                                                                              7,293,160
        579,300    PLX TECHNOLOGY INCORPORATED+                                                                           6,007,341
      1,059,600    PMC-SIERRA INCORPORATED<<+                                                                             6,294,024
        786,400    TEKELEC+                                                                                              10,191,744
        389,900    TESSERA TECHNOLOGIES INCORPORATED+                                                                    13,560,722
        259,900    TRIDENT MICROSYSTEMS INCORPORATED<<+                                                                   6,045,274
        264,100    VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES INCORPORATED+                                                9,692,470

                                                                                                                        128,160,709
                                                                                                                    ---------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 4.00%
        819,600    APPLERA CORPORATION-CELERA GENOMICS GROUP+                                                            11,408,832
        132,800    GEN-PROBE INCORPORATED+                                                                                6,226,992
        480,100    KERYX BIOPHARMACEUTICALS INCORPORATED+                                                                 5,679,583
        245,400    LIFECELL CORPORATION+                                                                                  7,906,788
        276,100    SYMYX TECHNOLOGIES INCORPORATED+                                                                       5,850,559

                                                                                                                         37,072,754
                                                                                                                    ---------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 1.13%
        179,800    NCI BUILDING SYSTEMS INCORPORATED+                                                                    10,458,966
                                                                                                                    ---------------

GENERAL MERCHANDISE STORES - 0.55%
        171,000    BON TON STORES INCORPORATED                                                                            5,085,540
                                                                                                                    ---------------

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WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   SMALL COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
HEALTH SERVICES - 4.36%
        240,700    COMMUNITY HEALTH SYSTEMS INCORPORATED+                                                              $  8,990,145
        308,000    FUEL TECH NV+                                                                                          4,586,120
      1,085,900    HUMAN GENOME SCIENCES INCORPORATED+                                                                   12,531,286
        341,100    SYMBION INCORPORATED+                                                                                  6,262,596
        408,800    VALEANT PHARMACEUTICALS INTERNATIONAL                                                                  8,086,064

                                                                                                                         40,456,211
                                                                                                                    ---------------

HOLDING & OTHER INVESTMENT OFFICES - 0.81%
        681,400    CAPITAL LEASE FUNDING INCORPORATED                                                                     7,556,726
                                                                                                                    ---------------

HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 1.90%
        623,600    KNOLL INCORPORATED<<                                                                                  12,596,720
        574,900    RESTORATION HARDWARE INCORPORATED+                                                                     4,984,383

                                                                                                                         17,581,103
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 1.19%
        780,800    NUANCE COMMUNICATIONS INCORPORATED+                                                                    6,379,136
        314,500    SIGMA DESIGNS INCORPORATED+                                                                            4,701,775

                                                                                                                         11,080,911
                                                                                                                    ---------------

INSURANCE AGENTS, BROKERS & SERVICE - 0.71%
        161,000    NATIONAL FINANCIAL PARTNERS CORPORATION                                                                6,605,830
                                                                                                                    ---------------

INSURANCE CARRIERS - 1.08%
        288,600    AXIS CAPITAL HOLDINGS LIMITED                                                                         10,011,534
                                                                                                                    ---------------

LUMBER & WOOD PRODUCTS, EXCEPT FURNITURE - 1.35%
      1,180,600    SUNOPTA INCORPORATED+                                                                                 12,478,942
                                                                                                                    ---------------

MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 12.17%
        192,900    ABIOMED INCORPORATED<<+                                                                                2,852,991
        280,200    ANGIODYNAMICS INCORPORATED+                                                                            5,802,942
        237,500    COHERENT INCORPORATED+                                                                                 8,231,750
        432,900    DEXCOM INCORPORATED+                                                                                   4,818,177
        146,800    FORMFACTOR INCORPORATED+                                                                               6,184,684
        328,500    FOXHOLLOW TECHNOLOGIES INCORPORATED+                                                                  11,231,415
        725,900    INPUT OUTPUT INCORPORATED+                                                                             7,208,187
        264,500    INTEGRA LIFESCIENCES HOLDINGS+                                                                         9,913,460
        536,700    INTRALASE CORPORATION+                                                                                10,578,357
        411,000    LTX CORPORATION+                                                                                       2,059,110
        500,300    NATUS MEDICAL INCORPORATED+                                                                            6,829,095
        327,700    NEUROMETRIC INCORPORATED<<+                                                                            6,229,577
        240,000    NEXTEST SYSTEMS CORPORATION+                                                                           3,158,400
        324,400    NXSTAGE MEDICAL INCORPORATED+                                                                          2,844,988
      1,183,300    ORTHOVITA INCORPORATED+                                                                                4,129,717
        104,800    SONOSITE INCORPORATED+                                                                                 2,976,320
        759,900    THORATEC LABS CORPORATION+                                                                            11,862,039
        243,500    WRIGHT MEDICAL GROUP INCORPORATED+                                                                     5,904,875

                                                                                                                        112,816,084
                                                                                                                    ---------------

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SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   SMALL COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
METAL MINING - 0.29%
        172,400    NOVAGOLD RESOURCES INCORPORATED<<+                                                                  $  2,704,956
                                                                                                                    ---------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 1.19%
        494,400    ACCO BRANDS CORPORATION+                                                                              11,005,344
                                                                                                                    ---------------

MISCELLANEOUS RETAIL - 3.31%
        316,700    AC MOORE ARTS & CRAFTS INCORPORATED+                                                                   6,026,801
        384,400    DOLLAR TREE STORES INCORPORATED<<+                                                                    11,901,024
         75,000    SHUTTERLY INCORPORATED+                                                                                1,166,250
        287,500    WORLD FUEL SERVICES CORPORATION                                                                       11,629,375

                                                                                                                         30,723,450
                                                                                                                    ---------------

MOTION PICTURES - 0.58%
        418,100    GAIAM INCORPORATED+                                                                                    5,397,671
                                                                                                                    ---------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 1.46%
        526,311    CAPITALSOURCE INCORPORATED<<                                                                          13,589,350
                                                                                                                    ---------------

OIL & GAS EXTRACTION - 6.06%
        178,500    BASIC ENERGY SERVICES INCORPORATED+                                                                    4,355,400
        347,100    BOIS D' ARC ENERGY INCORPORATED+                                                                       5,310,630
        248,800    BRONCO DRILLING COMPANY INCORPORATED+                                                                  4,373,904
        395,600    GULFPORT ENERGY CORPORATION<<+                                                                         4,585,004
      1,001,500    PETROHAWK ENERGY CORPORATION<<+                                                                       10,395,570
        229,000    PIONEER NATURAL RESOURCES COMPANY                                                                      8,958,480
        546,200    TESCO CORPORATION+                                                                                     8,460,638
        801,100    WARREN RESOURCES INCORPORATED+                                                                         9,757,398

                                                                                                                         56,197,024
                                                                                                                    ---------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 0.35%
        205,100    COWEN GROUP INCORPORATED+                                                                              3,242,631
                                                                                                                    ---------------

SOCIAL SERVICES - 0.94%
        315,900    PROVIDENCE SERVICE CORPORATION+                                                                        8,715,681
                                                                                                                    ---------------

TEXTILE MILL PRODUCTS - 0.51%
        366,100    INTERFACE INCORPORATED+                                                                                4,715,368
                                                                                                                    ---------------

TRANSPORTATION BY AIR - 1.81%
        264,900    REPUBLIC AIRWAYS HOLDINGS INCORPORATED+                                                                4,111,248
        516,500    SKYWEST INCORPORATED                                                                                  12,664,580

                                                                                                                         16,775,828
                                                                                                                    ---------------

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   SMALL COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
WHOLESALE TRADE NON-DURABLE GOODS - 1.39%
        156,000    HERBALIFE LIMITED+                                                                               $     5,909,280
        298,600    NASH FINCH COMPANY                                                                                     7,026,058

                                                                                                                         12,935,338
                                                                                                                    ---------------

WHOLESALE TRADE-DURABLE GOODS - 1.86%
        350,700    CYTYC CORPORATION<<+                                                                                   8,585,136
        393,400    LKQ CORPORATION+                                                                                       8,642,998

                                                                                                                         17,228,134
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $853,158,216)                                                                                 892,725,195
                                                                                                                    ---------------

COLLATERAL FOR SECURITIES LENDING - 5.15%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.10%
        889,712    SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                          889,712
                                                                                                                    ---------------

                                                                                        INTEREST
PRINCIPAL                                                                                 RATE      MATURITY DATE
COLLATERAL INVESTED IN OTHER ASSETS - 5.05%
$       130,744    ALLIANCE & LEICESTER PLC                                               5.47%       10/25/2006            130,305
        185,131    AMERICAN GENERAL FINANCE CORPORATION+/-++                              5.36        10/15/2007            185,220
         20,570    AQUINAS FUNDING LLC++                                                  5.36        12/11/2006             20,361
        514,254    ATLAS CAPITAL FUNDING CORPORATION+/-++                                 5.31        10/20/2006            514,254
      1,028,508    ATLAS CAPITAL FUNDING CORPORATION+/-++                                 5.31        11/03/2006          1,028,508
        514,254    ATLAS CAPITAL FUNDING CORPORATION+/-++                                 5.31        12/22/2006            514,254
        514,254    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-++                      5.31        04/25/2007            514,274
        565,288    ATOMIUM FUNDING CORPORATION++                                          5.38        11/03/2006            562,649
        514,254    BANCO SANTANDER TOTTA LN+/-++                                          5.33        10/16/2007            514,238
        514,254    BANK OF AMERICA NA SERIES BKNT+/-                                      5.42        06/19/2007            514,321
        339,408    BANK ONE NA ILLINOIS SERIES BKNT+/-                                    5.55        01/12/2007            339,516
        617,105    BEAR STEARNS & COMPANY+/-                                              5.43        10/04/2006            617,105
        123,421    BEAR STEARNS & COMPANY SERIES MTNB+/-                                  5.66        01/16/2007            123,496
        236,289    BUCKINGHAM CDO LLC                                                     5.31        10/18/2006            235,739
        514,254    BUCKINGHAM III CDO LLC++                                               5.33        10/27/2006            512,377
        514,254    BUCKINGHAM III CDO LLC++                                               5.36        12/15/2006            508,726
         20,570    CAIRN HIGH GRADE FUNDING I LLC++                                       5.33        10/11/2006             20,543
         68,910    CAIRN HIGH GRADE FUNDING I LLC                                         5.32        10/26/2006             68,668
        411,403    CAIRN HIGH GRADE FUNDING I LLC++                                       5.33        11/14/2006            408,824
        118,258    CANCARA ASSET SECURITIZATION LLC++                                     5.33        10/04/2006            118,224
        235,405    CEDAR SPRINGS CAPITAL COMPANY++                                        5.28        10/03/2006            235,370
        379,519    CEDAR SPRINGS CAPITAL COMPANY                                          5.35        11/17/2006            376,977
        189,348    CEDAR SPRINGS CAPITAL COMPANY                                          5.35        12/06/2006            187,561
      1,028,508    CHEYNE FINANCE LLC++                                                   5.32        10/12/2006          1,027,006
      1,028,508    CHEYNE FINANCE LLC                                                     5.30        10/13/2006          1,026,852
        514,254    CHEYNE FINANCE LLC SERIES MTN+/-++                                     5.47        07/16/2007            514,274
      4,771,882    CITIGROUP REPURCHASE AGREEMENT (MATURITY VALUE $4,774,037)             5.42        10/02/2006          4,771,882
        617,722    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED++                     5.32        10/11/2006            616,906
        102,851    CULLINAN FINANCE CORPORATION                                           5.33        10/06/2006            102,790

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SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   SMALL COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$        22,627    CULLINAN FINANCE CORPORATION++                                         5.34%       10/12/2006    $        22,594
         16,456    CULLINAN FINANCE CORPORATION++                                         5.35        10/23/2006             16,406
        514,254    CULLINAN FINANCE CORPORATION SERIES MTN+/-++                           5.37        11/15/2006            514,305
      1,028,508    CULLINAN FINANCE CORPORATION SERIES MTN2+/-++                          5.29        06/25/2007          1,028,436
        514,254    DEER VALLEY FUNDING LLC                                                5.31        10/12/2006            513,503
         20,570    EDISON ASSET SECURITIZATION LLC                                        5.44        12/11/2006             20,361
      1,291,168    FAIRWAY FINANCE CORPORATION++                                          5.38        10/02/2006          1,291,168
         37,088    FAIRWAY FINANCE CORPORATION                                            5.35        10/23/2006             36,974
      6,171,046    FIRST BOSTON REPURCHASE AGREEMENT (MATURITY VALUE $6,173,838)          5.43        10/02/2006          6,171,046
        301,826    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                       5.34        11/15/2006            299,888
         45,254    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                       5.50        10/27/2006             45,089
         25,713    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                         5.46        11/06/2006             25,582
        104,085    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                         5.36        10/12/2006            103,933
         25,713    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                         5.49        11/27/2006             25,503
         32,912    GEMINI SECURITIZATION LLC++                                            5.35        10/30/2006             32,778
        498,621    GEORGE STREET FINANCE LLC++                                            5.36        10/12/2006            497,893
        826,509    GEORGE STREET FINANCE LLC++                                            5.33        10/16/2006            824,814
        429,402    GOLDMAN SACHS GROUP INCORPORATED SERIES MTNB+/-                        5.66        10/27/2006            429,488
        295,182    GOLDMAN SACHS GROUP INCORPORATED SERIES MTNB+/-                        5.46        03/30/2007            295,406
         61,710    GRAMPIAN FUNDING LLC++                                                 5.23        10/02/2006             61,710
         41,140    HARRIER FINANCE FUNDING LLC SERIES MTN+/-++                            5.48        05/15/2007             41,155
         71,996    HBOS TREASURY SERVICES PLC+/-++                                        5.58        01/12/2007             72,037
        288,496    HSBC BANK USA+/-                                                       5.41        12/14/2006            288,545
        719,955    IBM CORPORATION SERIES MTN+/-                                          5.36        06/28/2007            720,330
         51,816    ING AMERICA INSURANCE HOLDINGS INCORPORATED                            5.33        10/10/2006             51,756
      1,337,060    ING USA ANNUITY & LIFE INSURANCE+/-                                    5.40        09/17/2007          1,337,060
        514,254    INTESA BANK (IRELAND) PLC SERIES BKNT+/-++                             5.33        10/25/2007            514,208
         74,053    JUPITER SECURITIZATION CORPORATION++                                   5.34        10/13/2006             73,933
        250,956    K2 (USA) LLC                                                           5.34        11/10/2006            249,528
        308,552    KAUPTHING BANK SERIES MTN+/-++                                         5.39        03/20/2007            308,361
         73,065    KESTREL FUNDING (US) LLC++                                             5.36        10/05/2006             73,033
         88,205    KESTREL FUNDING (US) LLC                                               5.35        10/06/2006             88,153
        190,068    KLIO FUNDING CORPORATION++                                             5.39        11/03/2006            189,181
        414,324    KLIO III FUNDING CORPORATION++                                         5.30        10/19/2006            413,297
        359,258    KLIO III FUNDING CORPORATION++                                         5.41        10/20/2006            358,316
         35,936    LIBERTY STREET FUNDING CORPORATION                                     5.35        10/25/2006             35,815
         41,140    LIBERTY STREET FUNDING CORPORATION                                     5.34        11/15/2006             40,876
        514,254    LIQUID FUNDING LIMITED                                                 5.34        10/10/2006            513,652
        308,552    LIQUID FUNDING LIMITED+/-++                                            5.29        12/01/2006            308,552
        514,254    LIQUID FUNDING LIMITED++                                               5.35        12/07/2006            509,322
        308,552    LIQUID FUNDING LIMITED                                                 5.49        12/28/2006            304,652
        123,421    LIQUID FUNDING LIMITED SERIES MTN+/-++                                 5.34        02/20/2007            123,439
        205,702    MBIA GLOBAL FUNDING LLC+/-++                                           5.33        02/20/2007            205,712
      1,033,650    MERRILL LYNCH & COMPANY SERIES MTN+/-                                  5.66        10/27/2006          1,033,836
         30,855    MONT BLANC CAPITAL CORPORATION                                         5.35        10/27/2006             30,743

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   SMALL COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$       617,105    MORGAN STANLEY+/-                                                      5.45%       10/10/2006    $       617,105
        116,221    MORGAN STANLEY+/-                                                      5.50        11/09/2006            116,239
        122,804    MORGAN STANLEY+/-                                                      5.55        11/24/2006            122,841
        346,093    MORGAN STANLEY+/-                                                      5.64        01/12/2007            346,259
        514,254    MORGAN STANLEY+/-                                                      5.61        07/27/2007            514,840
         95,137    MORGAN STANLEY SERIES EXL+/-                                           5.39        10/15/2007             95,152
        113,136    NATIONWIDE BUILDING SOCIETY+/-++                                       5.51        12/11/2006            113,179
        368,514    NATIONWIDE BUILDING SOCIETY+/-++                                       5.61        07/20/2007            368,964
        287,982    NIEUW AMSTERDAM RECEIVABLES CORPORATION                                5.34        10/02/2006            287,982
         22,031    NORTH SEA FUNDING LLC                                                  5.42        10/23/2006             21,963
        322,231    NORTH SEA FUNDING LLC                                                  5.33        11/09/2006            320,446
      1,028,508    NORTHERN ROCK PLC+/-++SS.                                              5.33        11/05/2007          1,028,611
        308,552    PARAGON MORTGAGES PLC SERIES 12A+/-++                                  5.31        10/15/2006            308,552
         83,206    RACERS TRUST SERIES 2004-6-MM+/-++                                     5.35        09/22/2006             83,218
        821,449    REGENCY MARKETS #1 LLC++                                               5.34        10/06/2006            820,964
         39,824    REGENCY MARKETS #1 LLC++                                               5.34        10/16/2006             39,742
      1,028,508    SCALDIS CAPITAL LIMITED                                                5.32        10/31/2006          1,024,147
        411,403    SLM CORPORATION+/-++                                                   5.33        10/12/2007            411,510
        349,693    STANFIELD VICTORIA FUNDING LLC                                         5.40        11/27/2006            346,843
        237,853    TANGO FINANCE CORPORATION SERIES MTN+/-++                              5.39        10/25/2006            237,860
        492,100    THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++                   5.30        10/06/2006            491,809
         22,956    THUNDER BAY FUNDING LLC++                                              5.34        10/31/2006             22,859
         24,149    TICONDEROGA FUNDING LLC++                                              5.35        10/12/2006             24,114
        118,916    TRAVELERS INSURANCE COMPANY+/-                                         5.40        02/09/2007            118,914
        514,254    UNICREDITO ITALIANO BANK (IRELAND) SERIES EXL+/-++                     5.34        06/15/2007            514,264
        514,254    UNICREDITO ITALIANO BANK (IRELAND) SERIES LIB+/-++                     5.34        03/09/2007            514,336
        678,815    UNITEDHEALTH GROUP INCORPORATED                                        5.42        10/31/2006            675,937
         41,140    VERSAILLES CDS LLC++                                                   5.35        10/20/2006             41,033
        309,334    WHISTLEJACKET CAPITAL LIMITED                                          5.31        10/16/2006            308,700
         97,338    WHITE PINE FINANCE LLC                                                 5.30        10/02/2006             97,338
        359,937    WHITE PINE FINANCE LLC                                                 5.31        10/16/2006            359,195

                                                                                                                         46,848,505
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $47,738,217)                                                               47,738,217
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   SMALL COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
WARRANTS - 0.00%
         36,152    TIMCO AVIATION SERVICES INCORPORATED+(A)                                                         $             4

TOTAL WARRANTS (COST $0)                                                                                                          4
                                                                                                                    ---------------

SHORT-TERM INVESTMENTS - 3.97%
     36,812,888    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                          36,812,888
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $36,812,888)                                                                          36,812,888
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $937,709,321)*                               105.36%                                                          $   977,276,304

OTHER ASSETS AND LIABILITIES, NET                   (5.36)                                                              (49,725,539)
                                                                                                                    ---------------

TOTAL NET ASSETS                                   100.00%                                                          $   927,550,765
                                                   ======                                                           ===============

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+     NON-INCOME EARNING SECURITIES.

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

SS. THESE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE EFFECTIVE MATURITY.

(A) SECURITY FAIR VALUED IN ACCORDANCE WITH THE PROCEDURES APPROVED BY THE BOARD OF TRUSTEES.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

+++   SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $36,812,888.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $940,187,927 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

         GROSS UNREALIZED APPRECIATION                   $ 87,333,924
         GROSS UNREALIZED DEPRECIATION                    (50,245,547)
                                                         ------------
         NET UNREALIZED APPRECIATION (DEPRECIATION)      $ 37,088,377

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                      SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                          VALUE
COMMON STOCKS - 98.34%

APPAREL & ACCESSORY STORES - 3.89%
        193,650    AEROPOSTALE INCORPORATED+                                                                        $     5,660,390
        162,100    CACHE INCORPORATED+                                                                                    2,899,969
        129,970    DSW INCORPORATED<<+                                                                                    4,094,055
        288,480    URBAN OUTFITTERS INCORPORATED+                                                                         5,103,211

                                                                                                                         17,757,625
                                                                                                                    ---------------

AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS - 1.07%
        191,200    MARINEMAX INCORPORATED<<+                                                                              4,866,040
                                                                                                                    ---------------
AUTOMOTIVE REPAIR, SERVICES & PARKING - 1.32%
        135,126    DOLLAR THRIFTY AUTOMOTIVE GROUP INCORPORATED+                                                          6,022,566
                                                                                                                    ---------------

BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS - 1.56%
        180,500    PERINI CORPORATION<<+                                                                                  3,768,840
        192,950    WCI COMMUNITIES INCORPORATED<<+                                                                        3,365,048

                                                                                                                          7,133,888
                                                                                                                    ---------------

BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS - 0.53%
        159,890    BUILDERS FIRSTSOURCE INCORPORATED<<+                                                                   2,435,125
                                                                                                                    ---------------

BUSINESS SERVICES - 4.96%
        219,620    AVOCENT CORPORATION+                                                                                   6,614,954
        354,450    BISYS GROUP INCORPORATED+                                                                              3,849,327
        199,630    I2 TECHNOLOGIES INCORPORATED<<+                                                                        3,739,070
        167,900    RENT-A-CENTER INCORPORATED<<+                                                                          4,917,791
        165,800    TAL INTERNATIONAL GROUP INCORPORATED                                                                   3,516,618

                                                                                                                         22,637,760
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 3.53%
        354,420    CF INDUSTRIES HOLDINGS INCORPORATED                                                                    6,049,949
         99,610    CYTEC INDUSTRIES INCORPORATED                                                                          5,537,320
        280,100    ELIZABETH ARDEN INCORPORATED+                                                                          4,526,416

                                                                                                                         16,113,685
                                                                                                                    ---------------

COMMUNICATIONS - 2.02%
      1,029,680    CINCINNATI BELL INCORPORATED<<+                                                                        4,963,058
        215,790    IOWA TELECOMMUNICATIONS SERVICES INCORPORATED                                                          4,270,484

                                                                                                                          9,233,542
                                                                                                                    ---------------

DEPOSITORY INSTITUTIONS - 12.37%
        313,020    BANKATLANTIC BANCORP INCORPORATED CLASS A                                                              4,451,144
        151,380    BOSTON PRIVATE FINANCIAL HOLDINGS INCORPORATED<<                                                       4,220,474
        254,250    DIME COMMUNITY BANCSHARES                                                                              3,745,103
        100,810    FIRST REPUBLIC BANK<<                                                                                  4,290,474
        197,820    FIRSTMERIT CORPORATION                                                                                 4,583,489
        235,640    FRANKLIN BANK CORPORATION+                                                                             4,684,523
         36,560    IBERIABANK CORPORATION                                                                                 2,230,160
        126,140    PFF BANCORP INCORPORATED                                                                               4,672,226
        272,630    PROVIDENT FINANCIAL SERVICES INCORPORATED                                                              5,046,381

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                          VALUE
DEPOSITORY INSTITUTIONS (CONTINUED)
        195,470    SOUTH FINANCIAL GROUP INCORPORATED                                                               $     5,088,084
        183,600    SUSQUEHANNA BANCSHARES INCORPORATED                                                                    4,487,184
        292,840    UCBH HOLDINGS INCORPORATED                                                                             5,112,986
        134,680    UMPQUA HOLDINGS CORPORATION                                                                            3,851,848

                                                                                                                         56,464,076
                                                                                                                    ---------------
EATING & DRINKING PLACES - 3.14%
        558,310    CKE RESTAURANTS INCORPORATED<<                                                                         9,334,943
        165,700    LANDRY'S RESTAURANTS INCORPORATED<<                                                                    4,995,855

                                                                                                                         14,330,798
                                                                                                                    ---------------
ELECTRIC, GAS & SANITARY SERVICES - 1.55%
        170,770    CLECO CORPORATION                                                                                      4,310,235
         88,900    GREAT PLAINS ENERGY INCORPORATED                                                                       2,757,678

                                                                                                                          7,067,913
                                                                                                                    ---------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 8.48%
        392,700    AMIS HOLDINGS INCORPORATED+                                                                            3,726,723
        173,000    COMTECH TELECOMMUNICATIONS CORPORATION+                                                                5,792,040
        560,890    GRAFTECH INTERNATIONAL LIMITED+                                                                        3,275,598
        447,830    GSI LUMONICS INCORPORATED+                                                                             4,187,211
        261,170    HUTCHINSON TECHNOLOGY INCORPORATED<<+                                                                  5,492,405
        279,650    MERCURY COMPUTER SYSTEMS INCORPORATED+                                                                 3,313,853
        732,200    ON SEMICONDUCTOR CORPORATION+                                                                          4,305,336
        310,700    PHOTRONICS INCORPORATED+                                                                               4,390,191
        180,200    WESTAR ENERGY INCORPORATED                                                                             4,236,502

                                                                                                                         38,719,859
                                                                                                                    ---------------
ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 0.75%
        183,150    LEGG CORPORATION+                                                                                      3,435,894
                                                                                                                    ---------------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 1.17%
        532,490    JACUZZI BRANDS INCORPORATED+                                                                           5,319,575
                                                                                                                    ---------------
FOOD & KINDRED PRODUCTS - 1.18%
        341,170    HERCULES INCORPORATED+                                                                                 5,380,251
                                                                                                                    ---------------
FURNITURE & FIXTURES - 0.99%
        238,200    FURNITURE BRANDS INTERNATIONAL INCORPORATED<<                                                          4,535,328
                                                                                                                    ---------------
GENERAL MERCHANDISE STORES - 0.72%
        259,320    FRED'S INCORPORATED                                                                                    3,272,618
                                                                                                                    ---------------
HEALTH SERVICES - 2.96%
         96,960    GENESIS HEALTHCARE CORPORATION+                                                                        4,618,205
        137,850    MAGELLAN HEALTH SERVICES INCORPORATED<<+                                                               5,872,410
        230,340    REHABCARE GROUP INCORPORATED+                                                                          3,017,454

                                                                                                                         13,508,069
                                                                                                                    ---------------

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                          VALUE
HOLDING & OTHER INVESTMENT OFFICES - 8.23%
        195,270    AMERICAN CAMPUS COMMUNITIES                                                                      $     4,981,338
        164,770    BIOMED REALTY TRUST INCORPORATED                                                                       4,999,122
        193,660    EQUITY ONE INCORPORATED<<                                                                              4,642,030
        213,400    FELCOR LODGING TRUST INCORPORATED<<                                                                    4,278,670
        146,240    FIRST POTOMAC REALTY TRUST                                                                             4,419,373
        220,040    STRATEGIC HOTEL & RESORTS INCORPORATED                                                                 4,374,395
        141,700    SUNSTONE HOTEL INVESTORS INCORPORATED                                                                  4,211,324
        262,790    U-STORE-IT TRUST                                                                                       5,639,473

                                                                                                                         37,545,725
                                                                                                                    ---------------
HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 1.73%
        281,620    COST PLUS INCORPORATED<<+                                                                              3,370,991
        100,980    GUITAR CENTER INCORPORATED<<+                                                                          4,511,786

                                                                                                                          7,882,777
                                                                                                                    ---------------
HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 2.06%
        178,900    AMERISTAR CASINOS INCORPORATED                                                                         3,883,919
        126,410    GAYLORD ENTERTAINMENT COMPANY<<+                                                                       5,543,079

                                                                                                                          9,426,998
                                                                                                                    ---------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 6.03%
        140,400    AGCO CORPORATION<<+                                                                                    3,559,140
         97,600    BLACK BOX CORPORATION                                                                                  3,798,592
        445,060    EMULEX CORPORATION+                                                                                    8,086,740
        236,620    GOODMAN GLOBAL INCORPORATED+                                                                           3,158,877
        192,142    SPARTECH CORPORATION                                                                                   5,143,641
        126,290    TIMKEN COMPANY                                                                                         3,760,916

                                                                                                                         27,507,906
                                                                                                                    ---------------
INSURANCE CARRIERS - 5.73%
        303,750    AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY<<                                                      3,727,013
        120,560    ARGONAUT GROUP INCORPORATED+                                                                           3,740,977
        138,450    ASSURED GUARANTY LIMITED                                                                               3,590,009
        141,530    PLATINUM UNDERWRITERS HOLDINGS LIMITED                                                                 4,363,370
        167,590    UNITED FIRE & CASUALTY COMPANY                                                                         5,245,567
        341,620    UNIVERSAL AMERICAN FINANCIAL CORPORATION+                                                              5,489,833

                                                                                                                         26,156,769
                                                                                                                    ---------------
LEATHER & LEATHER PRODUCTS - 0.88%
        115,950    GENESCO INCORPORATED<<+                                                                                3,996,797
                                                                                                                    ---------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 4.48%
        129,600    ARMOR HOLDINGS INCORPORATED+                                                                           7,429,968
        105,400    COOPER COMPANIES INCORPORATED                                                                          5,638,900
         94,690    DRS TECHNOLOGIES INCORPORATED                                                                          4,135,112
        215,800    SYMMETRY MEDICAL INCORPORATED+                                                                         3,256,422

                                                                                                                         20,460,402
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                          VALUE
OIL & GAS - 0.75%
        342,590    COMPTON PETROLEUM CORPORATION+                                                                   $     3,419,048
                                                                                                                    ---------------
OIL & GAS EXTRACTION - 3.28%
        494,250    BRIGHAM EXPLORATION COMPANY+                                                                           3,346,073
        109,950    GMX RESOURCES INCORPORATED<<+                                                                          3,451,331
        312,370    KEY ENERGY SERVICES INCORPORATED<<+                                                                    4,248,232
        213,190    MARINER ENERGY INCORPORATED<<+                                                                         3,916,300

                                                                                                                         14,961,936
                                                                                                                    ---------------
PETROLEUM REFINING & RELATED INDUSTRIES - 0.81%
        157,500    HEADWATERS INCORPORATED<<+                                                                             3,677,625
                                                                                                                    ---------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES - 0.73%
        294,730    JOURNAL COMMUNICATIONS INCORPORATED CLASS A                                                            3,321,607
                                                                                                                    ---------------
REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.63%
        172,350    COLUMBIA EQUITY TRUST INCORPORATED                                                                     2,869,628
                                                                                                                    ---------------
STONE, CLAY, GLASS & CONCRETE PRODUCTS - 0.99%
        156,220    CABOT MICROELECTRONICS CORPORATION<<+                                                                  4,502,260
                                                                                                                    ---------------
TRANSPORTATION BY AIR - 0.69%
        319,710    AIRTRAN HOLDINGS INCORPORATED+                                                                         3,171,523
                                                                                                                    ---------------
TRANSPORTATION EQUIPMENT - 5.36%
        219,520    AFTERMARKET TECHNOLOGY CORPORATION+                                                                    3,898,675
        247,030    AMERICAN AXLE & MANUFACTURING HOLDINGS<<                                                               4,122,931
        300,990    ARVIN INDUSTRIES INCORPORATED<<                                                                        4,286,096
        385,500    FLEETWOOD ENTERPRISES INCORPORATED<<+                                                                  2,594,415
        233,140    MARTEN TRANSPORT, LIMITED+                                                                             3,984,363
        239,810    TENNECO AUTOMOTIVE INCORPORATED<<+                                                                     5,609,156

                                                                                                                         24,495,636
                                                                                                                    ---------------
TRANSPORTATION SERVICES - 1.08%
        119,270    GATX CORPORATION                                                                                       4,934,200
                                                                                                                    ---------------
WHOLESALE TRADE NON-DURABLE GOODS - 1.38%
        225,110    PERFORMANCE FOOD GROUP COMPANY<<+                                                                      6,323,340
                                                                                                                    ---------------
WHOLESALE TRADE-DURABLE GOODS - 1.31%
        258,130    ADESA INCORPORATED                                                                                     5,965,384
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $418,926,046)                                                                                 448,854,173
                                                                                                                    ---------------
COLLATERAL FOR SECURITIES LENDING - 17.60%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.33%
      1,496,863    SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                        1,496,863
                                                                                                                    ---------------

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS - 17.27%
$       219,965    ALLIANCE & LEICESTER PLC                                                5.47%      10/25/2006    $       219,226
        311,467    AMERICAN GENERAL FINANCE CORPORATION+/-++                               5.36       10/15/2007            311,617
         34,607    AQUINAS FUNDING LLC++                                                   5.36       12/11/2006             34,256
        865,187    ATLAS CAPITAL FUNDING CORPORATION+/-++                                  5.31       10/20/2006            865,187
      1,730,374    ATLAS CAPITAL FUNDING CORPORATION+/-++                                  5.31       11/03/2006          1,730,374
        865,187    ATLAS CAPITAL FUNDING CORPORATION+/-++                                  5.31       12/22/2006            865,187
        865,187    ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-++                       5.31       04/25/2007            865,222
        951,048    ATOMIUM FUNDING CORPORATION++                                           5.38       11/03/2006            946,607
        865,187    BANCO SANTANDER TOTTA LN+/-++                                           5.33       10/16/2007            865,161
        865,187    BANK OF AMERICA NA SERIES BKNT+/-                                       5.42       06/19/2007            865,299
        571,023    BANK ONE NA ILLINOIS SERIES BKNT+/-                                     5.55       01/12/2007            571,206
      1,038,224    BEAR STEARNS & COMPANY+/-                                               5.43       10/04/2006          1,038,224
        207,645    BEAR STEARNS & COMPANY SERIES MTNB+/-                                   5.66       01/16/2007            207,772
        397,536    BUCKINGHAM CDO LLC                                                      5.31       10/18/2006            396,610
        865,187    BUCKINGHAM III CDO LLC++                                                5.33       10/27/2006            862,029
        865,187    BUCKINGHAM III CDO LLC++                                                5.36       12/15/2006            855,886
         34,607    CAIRN HIGH GRADE FUNDING I LLC++                                        5.33       10/11/2006             34,562
        115,935    CAIRN HIGH GRADE FUNDING I LLC                                          5.32       10/26/2006            115,528
        692,150    CAIRN HIGH GRADE FUNDING I LLC++                                        5.33       11/14/2006            687,810
        198,958    CANCARA ASSET SECURITIZATION LLC++                                      5.33       10/04/2006            198,901
        396,048    CEDAR SPRINGS CAPITAL COMPANY++                                         5.28       10/03/2006            395,989
        638,508    CEDAR SPRINGS CAPITAL COMPANY                                           5.35       11/17/2006            634,230
        318,562    CEDAR SPRINGS CAPITAL COMPANY                                           5.35       12/06/2006            315,555
      1,730,374    CHEYNE FINANCE LLC++                                                    5.32       10/12/2006          1,727,847
      1,730,374    CHEYNE FINANCE LLC                                                      5.30       10/13/2006          1,727,588
        865,187    CHEYNE FINANCE LLC SERIES MTN+/-++                                      5.47       07/16/2007            865,222
      8,028,271    CITIGROUP REPURCHASE AGREEMENT (MATURITY VALUE $8,031,897)              5.42       10/02/2006          8,028,271
      1,039,263    CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED++                      5.32       10/11/2006          1,037,891
        173,037    CULLINAN FINANCE CORPORATION                                            5.33       10/06/2006            172,935
         38,068    CULLINAN FINANCE CORPORATION++                                          5.34       10/12/2006             38,013
         27,686    CULLINAN FINANCE CORPORATION++                                          5.35       10/23/2006             27,601
        865,187    CULLINAN FINANCE CORPORATION SERIES MTN+/-++                            5.37       11/15/2006            865,273
      1,730,374    CULLINAN FINANCE CORPORATION SERIES MTN2+/-++                           5.29       06/25/2007          1,730,253
        865,187    DEER VALLEY FUNDING LLC                                                 5.31       10/12/2006            863,924
         34,607    EDISON ASSET SECURITIZATION LLC                                         5.44       12/11/2006             34,256
      2,172,277    FAIRWAY FINANCE CORPORATION++                                           5.38       10/02/2006          2,172,277
         62,397    FAIRWAY FINANCE CORPORATION                                             5.35       10/23/2006             62,206
     10,382,243    FIRST BOSTON REPURCHASE AGREEMENT (MATURITY VALUE $10,386,941)          5.43       10/02/2006         10,382,243
        175,114    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                          5.36       10/12/2006            174,858
         76,136    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                        5.50       10/27/2006             75,859
         43,259    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                          5.46       11/06/2006             43,039
        507,796    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                        5.34       11/15/2006            504,535
         43,259    FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                          5.49       11/27/2006             42,907
         55,372    GEMINI SECURITIZATION LLC++                                             5.35       10/30/2006             55,145
        838,885    GEORGE STREET FINANCE LLC++                                             5.36       10/12/2006            837,660
      1,390,528    GEORGE STREET FINANCE LLC++                                             5.33       10/16/2006          1,387,678

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$       722,431    GOLDMAN SACHS GROUP INCORPORATED SERIES MTNB+/-                         5.66%      10/27/2006    $       722,576
        496,617    GOLDMAN SACHS GROUP INCORPORATED SERIES MTNB+/-                         5.46       03/30/2007            496,995
        103,822    GRAMPIAN FUNDING LLC++                                                  5.23       10/02/2006            103,822
         69,215    HARRIER FINANCE FUNDING LLC SERIES MTN+/-++                             5.48       05/15/2007             69,239
        121,126    HBOS TREASURY SERVICES PLC+/-++                                         5.58       01/12/2007            121,195
        485,370    HSBC BANK USA+/-                                                        5.41       12/14/2006            485,452
      1,211,262    IBM CORPORATION SERIES MTN+/-                                           5.36       06/28/2007          1,211,892
         87,176    ING AMERICA INSURANCE HOLDINGS INCORPORATED                             5.33       10/10/2006             87,074
      2,249,486    ING USA ANNUITY & LIFE INSURANCE+/-                                     5.40       09/17/2007          2,249,486
        865,187    INTESA BANK (IRELAND) PLC SERIES BKNT+/-++                              5.33       10/25/2007            865,109
        124,587    JUPITER SECURITIZATION CORPORATION++                                    5.34       10/13/2006            124,386
        422,211    K2 (USA) LLC                                                            5.34       11/10/2006            419,809
        519,112    KAUPTHING BANK SERIES MTN+/-++                                          5.39       03/20/2007            518,790
        122,926    KESTREL FUNDING (US) LLC++                                              5.36       10/05/2006            122,872
        148,397    KESTREL FUNDING (US) LLC                                                5.35       10/06/2006            148,309
        319,773    KLIO FUNDING CORPORATION++                                              5.39       11/03/2006            318,280
        697,064    KLIO III FUNDING CORPORATION++                                          5.30       10/19/2006            695,335
        604,420    KLIO III FUNDING CORPORATION++                                          5.41       10/20/2006            602,836
         60,459    LIBERTY STREET FUNDING CORPORATION                                      5.35       10/25/2006             60,256
         69,215    LIBERTY STREET FUNDING CORPORATION                                      5.34       11/15/2006             68,771
        865,187    LIQUID FUNDING LIMITED                                                  5.34       10/10/2006            864,175
        519,112    LIQUID FUNDING LIMITED+/-++                                             5.29       12/01/2006            519,112
        865,187    LIQUID FUNDING LIMITED++                                                5.35       12/07/2006            856,890
        519,112    LIQUID FUNDING LIMITED                                                  5.49       12/28/2006            512,551
        207,645    LIQUID FUNDING LIMITED SERIES MTN+/-++                                  5.34       02/20/2007            207,676
        346,075    MBIA GLOBAL FUNDING LLC+/-++                                            5.33       02/20/2007            346,092
      1,739,026    MERRILL LYNCH & COMPANY SERIES MTN+/-                                   5.66       10/27/2006          1,739,339
         51,911    MONT BLANC CAPITAL CORPORATION                                          5.35       10/27/2006             51,722
      1,038,224    MORGAN STANLEY+/-                                                       5.45       10/10/2006          1,038,224
        195,532    MORGAN STANLEY+/-                                                       5.50       11/09/2006            195,562
        206,607    MORGAN STANLEY+/-                                                       5.55       11/24/2006            206,669
        582,271    MORGAN STANLEY+/-                                                       5.64       01/12/2007            582,550
        865,187    MORGAN STANLEY+/-                                                       5.61       07/27/2007            866,173
        160,060    MORGAN STANLEY SERIES EXL+/-                                            5.39       10/15/2007            160,085
        190,341    NATIONWIDE BUILDING SOCIETY+/-++                                        5.51       12/11/2006            190,413
        619,993    NATIONWIDE BUILDING SOCIETY+/-++                                        5.61       07/20/2007            620,749
        484,505    NIEUW AMSTERDAM RECEIVABLES CORPORATION                                 5.34       10/02/2006            484,505
         37,065    NORTH SEA FUNDING LLC                                                   5.42       10/23/2006             36,951
        542,126    NORTH SEA FUNDING LLC                                                   5.33       11/09/2006            539,123
      1,730,374    NORTHERN ROCK PLC+/-++SS.                                               5.33       11/05/2007          1,730,547
        519,112    PARAGON MORTGAGES PLC SERIES 12A+/-++                                   5.31       10/15/2006            519,112
        139,987    RACERS TRUST SERIES 2004-6-MM+/-++                                      5.35       09/22/2006            140,007
      1,382,015    REGENCY MARKETS #1 LLC++                                                5.34       10/06/2006          1,381,200
         67,000    REGENCY MARKETS #1 LLC++                                                5.34       10/16/2006             66,863
      1,730,374    SCALDIS CAPITAL LIMITED                                                 5.32       10/31/2006          1,723,037
        692,150    SLM CORPORATION+/-++                                                    5.33       10/12/2007            692,329

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                                                                        INTEREST
PRINCIPAL          SECURITY NAME                                                          RATE      MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$       588,327    STANFIELD VICTORIA FUNDING LLC                                          5.40%      11/27/2006    $       583,532
        400,166    TANGO FINANCE CORPORATION SERIES MTN+/-++                               5.39       10/25/2006            400,178
        827,915    THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++                    5.30       10/06/2006            827,426
         38,622    THUNDER BAY FUNDING LLC++                                               5.34       10/31/2006             38,458
         40,629    TICONDEROGA FUNDING LLC++                                               5.35       10/12/2006             40,570
        200,066    TRAVELERS INSURANCE COMPANY+/-                                          5.40       02/09/2007            200,062
        865,187    UNICREDITO ITALIANO BANK (IRELAND) SERIES EXL+/-++                      5.34       06/15/2007            865,204
        865,187    UNICREDITO ITALIANO BANK (IRELAND) SERIES LIB+/-++                      5.34       03/09/2007            865,325
      1,142,047    UNITEDHEALTH GROUP INCORPORATED                                         5.42       10/31/2006          1,137,200
         69,215    VERSAILLES CDS LLC++                                                    5.35       10/20/2006             69,034
        520,427    WHISTLEJACKET CAPITAL LIMITED                                           5.31       10/16/2006            519,360
        163,763    WHITE PINE FINANCE LLC                                                  5.30       10/02/2006            163,763
        605,562    WHITE PINE FINANCE LLC                                                  5.31       10/16/2006            604,320

                                                                                                                         78,818,491
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $80,315,354)                                                               80,315,354
                                                                                                                    ---------------

SHARES
SHORT-TERM INVESTMENTS - 1.76%
      8,039,962    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                           8,039,962
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $8,039,962)                                                                            8,039,962
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $507,281,362)*                               117.70%                                                          $   537,209,489

OTHER ASSETS AND LIABILITIES, NET                  (17.70)                                                              (80,788,452)
                                                   ------                                                           ---------------

TOTAL NET ASSETS                                   100.00%                                                          $   456,421,037
                                                   ======                                                           ===============

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+     NON-INCOME EARNING SECURITIES.

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

SS. THESE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE EFFECTIVE MATURITY.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

+++   SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $8,039,962.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $508,878,504 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

         GROSS UNREALIZED APPRECIATION                     $  52,991,475
         GROSS UNREALIZED DEPRECIATION                       (24,660,490)
                                                           -------------
         NET UNREALIZED APPRECIATION (DEPRECIATION)        $  28,330,985

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   STRATEGIC SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMON STOCKS - 96.37%

ADVERTISING - 0.51%
         97,800    CENVEO INCORPORATED+                                                                             $     1,840,596
                                                                                                                    ---------------

AGRICULTURAL PRODUCTION CROPS - 1.24%
        110,000    DELTA & PINE LAND COMPANY                                                                              4,455,000
                                                                                                                    ---------------

AMUSEMENT & RECREATION SERVICES - 1.24%
         29,285    CENTURY CASINOS INCORPORATED+                                                                            291,093
        432,000    LAKES ENTERTAINMENT INCORPORATED+                                                                      4,173,120

                                                                                                                          4,464,213
                                                                                                                    ---------------

APPAREL & ACCESSORY STORES - 1.35%
         53,500    CHARLOTTE RUSSE HOLDING INCORPORATED+                                                                  1,473,390
         22,300    CHRISTOPHER & BANKS CORPORATION                                                                          657,404
          6,400    CLAIRE'S STORES INCORPORATED                                                                             186,624
         42,300    FINISH LINE INCORPORATED CLASS A                                                                         533,826
         19,700    PAYLESS SHOESOURCE INCORPORATED+                                                                         490,530
         42,100    THE CATO CORPORATION CLASS A                                                                             922,411
         96,600    WET SEAL INCORPORATED CLASS A+                                                                           593,124

                                                                                                                          4,857,309
                                                                                                                    ---------------

APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 0.96%
         62,600    CUTTER & BUCK INCORPORATED                                                                               605,342
         24,100    GYMBOREE CORPORATION+                                                                                  1,016,538
         16,800    KELLWOOD COMPANY                                                                                         484,344
         60,400    MAIDENFORM BRANDS INCORPORATED+                                                                        1,165,720
         15,200    QUIKSILVER INCORPORATED+                                                                                 184,680

                                                                                                                          3,456,624
                                                                                                                    ---------------

AUTOMOTIVE REPAIR, SERVICES & PARKING - 0.35%
         36,855    MONRO MUFFLER BRAKE INCORPORATED                                                                       1,253,439
                                                                                                                    ---------------

BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS - 0.26%
         18,600    LEVITT CORPORATION CLASS A                                                                               218,736
         33,600    PERINI CORPORATION+                                                                                      701,568

                                                                                                                            920,304
                                                                                                                    ---------------

BUSINESS SERVICES - 7.63%
        303,395    3COM CORPORATION+                                                                                      1,337,972
         65,475    ABM INDUSTRIES INCORPORATED                                                                            1,228,311
        133,400    ANSWERTHINK CONSULTING GROUP INCORPORATED+                                                               358,846
        215,500    APAC TELESERVICES INCORPORATED+                                                                          571,075
         69,000    BISYS GROUP INCORPORATED+                                                                                749,340
        270,600    BORLAND SOFTWARE CORPORATION+                                                                          1,550,538
         42,800    BSQUARE CORPORATION+                                                                                      86,028
        351,600    CIBER INCORPORATED+                                                                                    2,331,108
         13,200    COREL CORPORATION                                                                                        169,884
         22,400    ELECTRO RENT CORPORATION+                                                                                381,024
         18,180    ELECTRONICS FOR IMAGING INCORPORATED+                                                                    415,958
        121,870    EMBARCADERO TECHNOLOGIES INCORPORATED+                                                                 1,001,771

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   STRATEGIC SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
BUSINESS SERVICES (CONTINUED)
          4,500    GERBER SCIENTIFIC INCORPORATED                                                                   $        67,410
         67,700    GSE SYSTEMS INCORPORATED+                                                                                243,720
         89,065    HEALTHCARE SERVICES GROUP                                                                              2,240,875
        138,860    HILL INTERNATIONAL INCORPORATED+                                                                         798,445
         47,000    HMS HOLDINGS CORPORATION+                                                                                593,140
         23,500    HUMMINGBIRD LIMITED+                                                                                     654,005
         25,300    I2 TECHNOLOGIES INCORPORATED+                                                                            473,869
        107,700    INDUS INTERNATIONAL INCORPORATED+                                                                        270,327
         82,700    JDA SOFTWARE GROUP INCORPORATED+                                                                       1,275,234
         11,800    KRONOS INCORPORATED+                                                                                     402,262
        118,000    LIONBRIDGE TECHNOLOGIES INCORPORATED+                                                                    900,340
         20,400    METROLOGIC INSTRUMENTS INCORPORATED+                                                                     370,464
        210,600    MIDWAY GAMES INCORPORATED+                                                                             1,849,068
         24,905    MPS GROUP INCORPORATED+                                                                                  376,315
         37,900    MRO SOFTWARE INCORPORATED+                                                                               972,893
         35,200    MSC.SOFTWARE CORPORATION                                                                                 542,080
         26,100    NOVELL INCORPORATED+                                                                                     159,732
         97,400    OPEN TEXT CORPORATION+                                                                                 1,743,460
         23,400    PEROT SYSTEMS CORPORATION CLASS A+                                                                       322,686
         41,500    PLATO LEARNING INCORPORATED+                                                                             264,355
            200    S1 CORPORATION+                                                                                              922
         32,100    SPSS INCORPORATED+                                                                                       800,253
         98,200    SUPPORTSOFT INCORPORATED+                                                                                429,134
         13,600    SYBASE INCORPORATED+                                                                                     329,664
          4,700    TAKE-TWO INTERACTIVE SOFTWARE INCORPORATED+                                                               67,022
         71,010    VIGNETTE CORPORATION+                                                                                    961,475
         30,200    WATCHGUARD TECHNOLOGIES INCORPORATED+                                                                    128,350

                                                                                                                         27,419,355
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 3.97%
        158,100    ADEZA BIOMEDICAL CORPORATION+                                                                          2,594,421
         11,060    AVENTINE RENEWABLE ENERGY HOLDINGS INCORPORATED+                                                         236,573
         12,600    CHATTEM INCORPORATED+                                                                                    442,512
         16,570    COLLAGENEX PHARMACEUTICALS INCORPORATED+                                                                 215,244
         42,100    ELIZABETH ARDEN INCORPORATED+                                                                            680,336
        106,500    LANDEC CORPORATION+                                                                                    1,150,200
         17,825    NOVEN PHARMACEUTICALS INCORPORATED+                                                                      429,939
         82,100    ORASURE TECHNOLOGIES INCORPORATED+                                                                       660,084
          7,000    PAR PHARMACEUTICAL COMPANIES INCORPORATED+                                                               127,680
        154,100    PDL BIOPHARMA INCORPORATED+                                                                            2,958,720
         58,945    PRESTIGE BRANDS HOLDINGS INCORPORATED+                                                                   656,647
         23,280    RPM INTERNATIONAL INCORPORATED                                                                           442,087
         26,900    SERACARE LIFE SCIENCES INCORPORATED+                                                                     156,020
         60,605    WELLMAN INCORPORATED                                                                                     241,814
      1,731,100    XOMA LIMITED+                                                                                          3,271,779

                                                                                                                         14,264,056
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   STRATEGIC SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
COMMUNICATIONS - 1.89%
         63,800    ADTRAN INCORPORATED                                                                              $     1,520,992
         25,250    CHINA GRENTECH CORPORATION LIMITED ADR+                                                                  261,338
        134,680    CINCINNATI BELL INCORPORATED+                                                                            649,158
         23,150    ESCHELON TELECOM INCORPORATED+                                                                           393,319
         25,500    IOWA TELECOMMUNICATIONS SERVICES INCORPORATED                                                            504,645
         92,380    LIGHTBRIDGE INCORPORATED+                                                                              1,082,694
         53,335    MASTEC INCORPORATED+                                                                                     590,418
        109,500    PREMIERE GLOBAL SERVICES INCORPORATED+                                                                   950,460
         69,100    REGENT COMMUNICATIONS INCORPORATED+                                                                      261,889
         59,400    TALK AMERICA HOLDINGS INCORPORATED+                                                                      564,300

                                                                                                                          6,779,213
                                                                                                                    ---------------

CONSTRUCTION SPECIAL TRADE CONTRACTORS - 0.33%
         34,200    COMFORT SYSTEMS USA INCORPORATED                                                                         391,932
         20,800    INSITUFORM TECHNOLOGIES INCORPORATED CLASS A+                                                            505,024
         20,580    MATRIX SERVICE COMPANY+                                                                                  269,392

                                                                                                                          1,166,348
                                                                                                                    ---------------

DEPOSITORY INSTITUTIONS - 2.31%
         17,400    ASTORIA FINANCIAL CORPORATION                                                                            536,268
          8,980    COMMUNITY BANCORP+                                                                                       273,980
        267,500    FIRST FINANCIAL BANCORP                                                                                4,255,925
         38,743    FIRST SECURITY GROUP INCORPORATED                                                                        446,319
         52,200    MIDWEST BANC HOLDINGS INCORPORATED                                                                     1,274,724
         25,700    PLACER SIERRA BANCSHARES                                                                                 570,797
         16,400    THE COLONIAL BANCGROUP INCORPORATED                                                                      401,800
         24,000    WASHINGTON FEDERAL INCORPORATED                                                                          538,560

                                                                                                                          8,298,373
                                                                                                                    ---------------

EATING & DRINKING PLACES - 0.54%
         68,600    BUCA INCORPORATED+                                                                                       361,522
         29,135    CALIFORNIA PIZZA KITCHEN INCORPORATED+                                                                   872,011
         17,400    CEC ENTERTAINMENT INCORPORATED+                                                                          548,274
         19,400    RUBIO'S RESTAURANTS INCORPORATED+                                                                        171,302

                                                                                                                          1,953,109
                                                                                                                    ---------------

EDUCATIONAL SERVICES - 0.74%
        219,300    CORINTHIAN COLLEGES INCORPORATED+                                                                      2,370,633
         36,500    LEARNING TREE INTERNATIONAL INCORPORATED+                                                                296,745

                                                                                                                          2,667,378
                                                                                                                    ---------------

ELECTRIC, GAS & SANITARY SERVICES - 3.33%
        331,600    CASELLA WASTE SYSTEMS INCORPORATED CLASS A+                                                            3,428,744
        154,100    CLEAN HARBORS INCORPORATED+                                                                            6,711,055
            500    IDACORP INCORPORATED                                                                                      18,905
         49,900    PNM RESOURCES INCORPORATED                                                                             1,375,743
         13,100    UNISOURCE ENERGY CORPORATION                                                                             436,623

                                                                                                                         11,971,070
                                                                                                                    ---------------

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   STRATEGIC SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 7.51%
         53,200    ACTEL CORPORATION+                                                                               $       827,260
         97,600    ADAPTEC INCORPORATED+                                                                                    430,416
        218,500    ADVANCED ANALOGIC TECHNOLOGIES INCORPORATED+                                                           1,199,565
         21,700    ATI TECHNOLOGIES INCORPORATED+                                                                           465,465
        483,100    C-COR INCORPORATED+                                                                                    4,144,998
         33,000    DIODES INCORPORATED+                                                                                   1,424,610
         26,400    ELECTRO SCIENTIFIC INDUSTRIES INCORPORATED+                                                              543,840
         28,600    ESS TECHNOLOGY INCORPORATED+                                                                              26,598
        144,613    EVANS & SUTHERLAND COMPUTER CORPORATION+                                                                 650,759
         55,900    EXAR CORPORATION+                                                                                        742,911
        317,500    FUELCELL ENERGY INCORPORATED+                                                                          2,416,175
        120,900    GRAFTECH INTERNATIONAL LIMITED+                                                                          706,056
         16,800    HOUSTON WIRE & CABLE COMPANY+                                                                            315,840
         12,700    IMATION CORPORATION                                                                                      509,905
         30,920    INTEGRATED ELECTRICAL SERVICES, INCORPORATED+                                                            488,845
         58,100    INTER-TEL INCORPORATED                                                                                 1,254,960
        203,065    MCDATA CORPORATION+                                                                                    1,001,110
        243,700    MERCURY COMPUTER SYSTEMS INCORPORATED+                                                                 2,887,845
         45,400    METHODE ELECTRONICS INCORPORATED                                                                         431,754
        405,205    MRV COMMUNICATIONS INCORPORATED+                                                                       1,118,366
         20,300    OMNIVISION TECHNOLOGIES INCORPORATED+                                                                    289,681
         23,820    OSI SYSTEMS INCORPORATED+                                                                                466,872
        111,800    PEMSTAR INCORPORATED+                                                                                    408,070
        120,010    POWER-ONE INCORPORATED+                                                                                  868,872
        104,095    RICHARDSON ELECTRONICS LIMITED                                                                           939,978
         81,390    SEACHANGE INTERNATIONAL INCORPORATED+                                                                    723,557
        107,700    SILICON STORAGE TECHNOLOGY INCORPORATED+                                                                 443,724
         99,180    STATS CHIPPAC LIMITED ADR+                                                                               596,072
         34,800    UNIVERSAL ELECTRONICS INCORPORATED+                                                                      661,200

                                                                                                                         26,985,304
                                                                                                                    ---------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 1.54%
         17,755    CDI CORPORATION                                                                                          367,706
          8,900    CEPHALON INCORPORATED+                                                                                   549,575
         82,695    CV THERAPEUTICS INCORPORATED+                                                                            921,222
        422,200    DIVERSA CORPORATION+                                                                                   3,386,044
         15,100    TETRA TECH INCORPORATED+                                                                                 263,042
          3,100    TRIMERIS INCORPORATED+                                                                                    27,280

                                                                                                                          5,514,869
                                                                                                                    ---------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 0.55%
          9,250    CRANE COMPANY                                                                                            386,650
         39,700    CROWN HOLDINGS INCORPORATED+                                                                             738,420
         42,100    MATERIAL SCIENCES CORPORATION+                                                                           419,316
         15,900    SUN HYDRAULICS CORPORATION                                                                               326,109
          2,200    VALMONT INDUSTRIES INCORPORATED                                                                          114,950

                                                                                                                          1,985,445
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   STRATEGIC SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
FOOD & KINDRED PRODUCTS - 4.25%
        483,005    DEL MONTE FOODS COMPANY                                                                          $     5,047,402
         20,800    FLOWERS FOODS INCORPORATED                                                                               559,104
        294,000    HERCULES INCORPORATED+                                                                                 4,636,380
         17,905    SANDERSON FARMS INCORPORATED                                                                             579,406
        151,200    TOOTSIE ROLL INDUSTRIES INCORPORATED                                                                   4,431,672

                                                                                                                         15,253,964
                                                                                                                    ---------------

FOOD STORES - 0.16%
         22,400    INGLES MARKETS INCORPORATED CLASS A                                                                      590,912
                                                                                                                    ---------------

FURNITURE & FIXTURES - 0.49%
         16,700    DOREL INDUSTRIES INCORPORATED+                                                                           427,186
         20,500    KIMBALL INTERNATIONAL INCORPORATED CLASS B                                                               395,650
         35,900    LSI INDUSTRIES INCORPORATED                                                                              583,375
         25,500    SEALY CORPORATION                                                                                        333,030

                                                                                                                          1,739,241
                                                                                                                    ---------------

GENERAL MERCHANDISE STORES - 0.32%
         58,900    GANDER MOUNTAIN COMPANY+                                                                                 409,944
         47,400    RETAIL VENTURES INCORPORATED+                                                                            730,434

                                                                                                                          1,140,378
                                                                                                                    ---------------

HEALTH SERVICES - 3.93%
        106,100    ALLIED HEALTHCARE INTERNATIONAL INCORPORATED+                                                            211,139
         30,500    AMERICA SERVICE GROUP INCORPORATED+                                                                      396,805
         66,700    CARDIAC SCIENCE CORPORATION+                                                                             493,580
         39,870    CROSS COUNTRY HEALTHCARE INCORPORATED+                                                                   677,790
         60,900    FIVE STAR QUALITY CARE INCORPORATED+                                                                     655,284
         13,145    GENESIS HEALTHCARE CORPORATION+                                                                          626,096
         47,820    GENTIVA HEALTH SERVICES INCORPORATED+                                                                    786,161
        114,700    HEALTHSOUTH REHABILITATION CORPORATION+                                                                  568,912
      1,154,900    HOOPER HOLMES INCORPORATED                                                                             3,892,013
          8,900    MATRIA HEALTHCARE INCORPORATED+                                                                          247,331
         50,000    NAUTILUS GROUP INCORPORATED                                                                              687,500
        263,900    NEKTAR THERAPEUTICS+                                                                                   3,802,799
         54,400    OPTION CARE INCORPORATED                                                                                 728,416
         27,800    REHABCARE GROUP INCORPORATED+                                                                            364,180

                                                                                                                         14,138,006
                                                                                                                    ---------------

HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION CONTRACTS - 0.04%
          3,500    FOSTER WHEELER LIMITED+                                                                                  135,065
                                                                                                                    ---------------

HOLDING & OTHER INVESTMENT OFFICES - 3.98%
        107,300    AAMES INVESTMENT CORPORATION                                                                             377,696
        105,395    AFFORDABLE RESIDENTIAL COMMUNITIES+                                                                    1,021,278
         20,500    AGREE REALTY CORPORATION                                                                                 673,425
        121,715    ANNALY MORTGAGE MANAGEMENT INCORPORATED                                                                1,599,335
        161,400    ANTHRACITE CAPITAL INCORPORATED                                                                        2,075,604
        156,100    ANWORTH MORTGAGE ASSET CORPORATION                                                                     1,303,435
         52,100    FELDMAN MALL PROPERTIES INCORPORATED                                                                     574,663

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   STRATEGIC SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
HOLDING & OTHER INVESTMENT OFFICES (CONTINUED)
         65,485    GOVERNMENT PROPERTIES TRUST INCORPORATED                                                         $       590,675
        101,000    HIGHLAND HOSPITALITY CORPORATION                                                                       1,447,330
         64,500    JER INVESTORS TRUST INCORPORATED                                                                       1,106,820
         62,300    LUMINENT MORTGAGE CAPITAL INCORPORATED                                                                   641,067
         50,600    MEDICAL PROPERTIES TRUST INCORPORATED                                                                    677,534
         12,800    MORTGAGEIT HOLDINGS INCORPORATED                                                                         180,224
         38,060    UMH PROPERTIES INCORPORATED                                                                              588,027
        118,000    WINSTON HOTELS INCORPORATED                                                                            1,453,760

                                                                                                                         14,310,873
                                                                                                                    ---------------

HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 0.35%
        145,100    BELL MICROPRODUCTS INCORPORATED+                                                                         753,069
         40,900    PIER 1 IMPORTS INCORPORATED                                                                              303,478
        155,400    THE BOMBAY COMPANY INCORPORATED+                                                                         212,898

                                                                                                                          1,269,445
                                                                                                                    ---------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 0.42%
          7,400    BOYD GAMING CORPORATION                                                                                  284,456
         89,030    EMPIRE RESORTS INCORPORATED+                                                                             636,565
         17,200    MTR GAMING GROUP INCORPORATED+                                                                           161,508
         40,200    RED LION HOTELS CORPORATION+                                                                             432,552

                                                                                                                          1,515,081
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 9.17%
         15,800    BLOUNT INTERNATIONAL INCORPORATED+                                                                       158,316
         15,000    BRIGGS & STRATTON CORPORATION                                                                            413,250
         31,000    COLUMBUS MCKINNON CORPORATION+                                                                           558,930
      1,832,100    CONCURRENT COMPUTER CORPORATION+                                                                       3,242,817
         58,630    CRAY INCORPORATED+                                                                                       651,966
         78,300    DOT HILL SYSTEMS CORPORATION+                                                                            305,370
        108,200    ENTEGRIS INCORPORATED+                                                                                 1,180,462
         40,400    FLANDER CORPORATION+                                                                                     345,824
          4,500    GARDNER DENVER INCORPORATED+                                                                             148,860
        708,100    INFOCUS CORPORATION+                                                                                   2,025,166
        161,400    INTERMEC INCORPORATED+                                                                                 4,254,504
         30,400    KADANT INCORPORATED+                                                                                     746,624
         12,000    KOMAG INCORPORATED+                                                                                      383,520
          5,400    MANITOWOC COMPANY INCORPORATED                                                                           241,866
         89,700    NN INCORPORATED                                                                                        1,061,151
        159,655    PALL CORPORATION                                                                                       4,918,971
            200    PLANAR SYSTEMS INCORPORATED+                                                                               2,270
        167,355    PROQUEST COMPANY+                                                                                      2,178,962
         79,000    QUALSTAR CORPORATION+                                                                                    256,750
         21,700    RIMAGE CORPORATION+                                                                                      486,514
        121,100    ROBBINS & MYERS INCORPORATED                                                                           3,744,412
        130,980    SYMBOL TECHNOLOGIES INCORPORATED                                                                       1,946,363
            400    TENNANT COMPANY                                                                                            9,736

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   STRATEGIC SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT (CONTINUED)
         15,600    TIMKEN COMPANY                                                                                   $       464,568
        243,000    ULTRATECH INCORPORATED+                                                                                3,236,760
                                                                                                                         32,963,932
                                                                                                                    ---------------
INSURANCE AGENTS, BROKERS & SERVICE - 0.67%
         40,000    CLARK INCORPORATED                                                                                       450,800
        325,300    CRAWFORD & COMPANY CLASS A                                                                             1,948,547
                                                                                                                          2,399,347
                                                                                                                    ---------------
INSURANCE CARRIERS - 6.22%
         38,200    AFFIRMATIVE INSURANCE HOLDINGS INCORPORATED                                                              559,630
         70,700    AMCOMP INCORPORATED+                                                                                     687,204
         71,100    AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY                                                          872,397
         29,200    AMERICAN SAFETY INSURANCE GROUP LIMITED+                                                                 534,360
         45,900    AMERISAFE INCOPORATED+                                                                                   449,820
          4,000    AMERUS GROUP COMPANY                                                                                     272,040
         27,675    ARGONAUT GROUP INCORPORATED+                                                                             858,755
         70,700    CRM HOLDINGS LIMITED+                                                                                    533,785
          7,500    DELPHI FINANCIAL GROUP INCORPORATED CLASS A                                                              299,100
         72,300    DONEGAL GROUP INCORPORATED CLASS A                                                                     1,461,906
         22,400    EMC INSURANCE GROUP INCORPORATED                                                                         646,016
          9,585    ENDURANCE SPECIALTY HOLDINGS LIMITED                                                                     337,967
        193,200    FREMONT GENERAL CORPORATION                                                                            2,702,868
         20,000    HARLEYSVILLE GROUP INCORPORATED                                                                          699,800
        167,005    KMG AMERICA CORPORATION+                                                                               1,227,487
         55,000    MEADOWBROOK INSURANCE GROUP INCORPORATED+                                                                619,300
          8,015    MERCURY GENERAL CORPORATION                                                                              397,624
         74,100    NORTH POINTE HOLDINGS CORPORATION+                                                                       686,166
         19,715    NYMAGIC INCORPORATED                                                                                     624,966
         13,000    OHIO CASUALTY CORPORATION                                                                                336,310
         57,100    PMA CAPITAL CORPORATION CLASS A+                                                                         503,622
         16,120    PRA INTERNATIONAL+                                                                                       430,243
         77,900    PROCENTURY CORPORATION                                                                                 1,168,500
         36,700    QUANTA CAPITAL HOLDINGS LIMITED+                                                                          67,528
        111,300    SCOTTISH RE GROUP LIMITED+                                                                             1,209,831
         97,200    SEABRIGHT INSURANCE HOLDINGS INCORPORATED+                                                             1,357,884
         62,300    SPECIALTY UNDERWRITERS' ALLIANCE INCORPORATED+                                                           517,090
         10,800    STANCORP FINANCIAL GROUP INCORPORATED                                                                    482,004
         26,800    STATE AUTO FINANCIAL CORPORATION                                                                         818,740
          9,000    TRIAD GUARANTY INCORPORATED+                                                                             460,530
         33,200    UNIVERSAL AMERICAN FINANCIAL CORPORATION+                                                                533,524

                                                                                                                         22,356,997
                                                                                                                    ---------------
JUSTICE, PUBLIC ORDER & SAFETY - 0.29%
         24,665    GEO GROUP INCORPORATED+                                                                                1,042,096
                                                                                                                    ---------------
LEATHER & LEATHER PRODUCTS - 0.31%
         32,560    BAKERS FOOTWEAR GROUP INCORPORATED+                                                                      429,466
         27,200    SHOE CARNIVAL INCORPORATED+                                                                              685,984

                                                                                                                          1,115,450
                                                                                                                    ---------------

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   STRATEGIC SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
LUMBER & WOOD PRODUCTS, EXCEPT FURNITURE - 0.18%
         45,600    CHAMPION ENTERPRISES INCORPORATED+                                                               $       314,640
         18,000    LOUISIANA-PACIFIC CORPORATION                                                                            337,860

                                                                                                                            652,500
                                                                                                                    ---------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 4.53%
        180,664    ALLIED HEALTHCARE PRODUCTS INCORPORATED+                                                                 946,679
         23,135    ARMOR HOLDINGS INCORPORATED+                                                                           1,326,330
         28,200    CANTEL INDUSTRIES+                                                                                       391,698
        282,785    CREDENCE SYSTEMS CORPORATION+                                                                            805,937
         78,200    DEL GLOBAL TECHNOLOGIES CORPORATION+                                                                     136,850
          6,700    DRS TECHNOLOGIES INCORPORATED                                                                            292,589
         58,600    EDAP TMS SA ADR+                                                                                         453,564
         78,700    HEALTHTRONICS INCORPORATED+                                                                              485,579
        159,400    INPUT OUTPUT INCORPORATED+                                                                             1,582,842
         62,600    MILLIPORE CORPORATION+                                                                                 3,837,380
         27,900    MOLECULAR DEVICES CORPORATION+                                                                           515,871
        100,500    NORTH AMERICAN SCIENTIFIC INCORPORATED+                                                                  127,635
        171,000    ORTHOLOGIC CORPORATION+                                                                                  222,300
         27,000    PERKINELMER INCORPORATED                                                                                 511,110
         82,000    VITAL SIGNS INCORPORATED                                                                               4,642,020

                                                                                                                         16,278,384
                                                                                                                    ---------------
METAL MINING - 1.17%
         94,525    APEX SILVER MINES LIMITED+                                                                             1,574,787
            200    GLAMIS GOLD LIMITED                                                                                        7,886
            200    GOLD FIELDS LIMITED ADR                                                                                    3,568
         24,985    GOLDCORP INCORPORATED                                                                                    589,646
         11,990    MERIDIAN GOLD INCORPORATED+                                                                              298,071
         85,110    RANDGOLD RESOURCES LIMITED ADR+                                                                        1,732,840

                                                                                                                          4,206,798
                                                                                                                    ---------------
MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS - 0.14%
        147,115    BIRCH MOUNTAIN RESOURCES LIMITED+                                                                        514,903
                                                                                                                    ---------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 1.29%
         51,320    ACCO BRANDS CORPORATION+                                                                               1,142,383
         44,700    K2 INCORPORATED+                                                                                         524,331
        134,500    LEAPFROG ENTERPRISES INCORPORATED+                                                                     1,066,585
         21,200    LYDALL INCORPORATED+                                                                                     188,680
        103,785    PROGRESSIVE GAMING INTERNATIONAL CORPORATION+                                                            851,037
          9,600    RC2 CORPORATION+                                                                                         321,888
         34,500    RUSS BERRIE & COMPANY INCORPORATED                                                                       525,780

                                                                                                                          4,620,684
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   STRATEGIC SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
MISCELLANEOUS RETAIL - 0.79%
         52,300    AC MOORE ARTS & CRAFTS INCORPORATED+                                                             $       995,269
         61,800    FINLAY ENTERPRISES INCORPORATED+                                                                         407,880
         82,200    HANCOCK FABRICS INCORPORATED                                                                             235,914
         68,800    PC MALL INCORPORATED+                                                                                    494,672
         69,890    SHARPER IMAGE CORPORATION+                                                                               719,867

                                                                                                                          2,853,602
                                                                                                                    ---------------
MISCELLANEOUS SERVICES - 0.11%
         22,600    BANKFINANCIAL CORPORATION                                                                                395,274
                                                                                                                    ---------------
MOTION PICTURES - 0.14%
        137,400    WPT ENTERPRISES INCORPORATED+                                                                            516,624
                                                                                                                    ---------------
MOTOR FREIGHT TRANSPORTATION & WAREHOUSING - 0.13%
         24,600    WERNER ENTERPRISES INCORPORATED                                                                          460,266
                                                                                                                    ---------------
NON-DEPOSITORY CREDIT INSTITUTIONS - 0.73%
         15,200    ASTA FUNDING INCORPORATED                                                                                569,848
        125,800    MCG CAPITAL CORPORATION                                                                                2,054,314

                                                                                                                          2,624,162
                                                                                                                    ---------------
OIL & GAS EXTRACTION - 5.28%
         15,700    ATWOOD OCEANICS INCORPORATED+                                                                            706,029
         50,600    BRIGHAM EXPLORATION COMPANY+                                                                             342,562
         24,500    CARRIZO OIL AND GAS INCORPORATED+                                                                        631,855
         41,600    COMSTOCK RESOURCES INCORPORATED+                                                                       1,129,440
         13,360    FOREST OIL CORPORATION+                                                                                  422,042
        206,490    GLOBAL INDUSTRIES LIMITED+                                                                             3,212,984
        142,100    HANOVER COMPRESSOR COMPANY+                                                                            2,589,062
         43,575    HELMERICH & PAYNE INCORPORATED                                                                         1,003,532
         88,835    KEY ENERGY SERVICES INCORPORATED+                                                                      1,208,156
         62,360    MCMORAN EXPLORATION COMPANY+                                                                           1,106,266
        286,975    NEWPARK RESOURCES INCORPORATED+                                                                        1,529,577
         21,200    OCEANEERING INTERNATIONAL INCORPORATED+                                                                  652,960
         11,755    PRIDE INTERNATIONAL INCORPORATED+                                                                        322,322
         52,535    RANGE RESOURCES CORPORATION                                                                            1,325,983
         27,200    SUPERIOR ENERGY SERVICES INCORPORATED+                                                                   714,272
         50,800    TRILOGY ENERGY TRUST                                                                                     707,632
          7,000    UNIT CORPORATION+                                                                                        321,790
         27,800    WARREN RESOURCES INCORPORATED+                                                                           338,604
         44,755    WILLBROS GROUP INCORPORATED+                                                                             699,073

                                                                                                                         18,964,141
                                                                                                                    ---------------
PAPER & ALLIED PRODUCTS - 1.21%
        342,300    BUCKEYE TECHNOLOGIES INCORPORATED+                                                                     2,909,550
         68,985    CHESAPEAKE CORPORATION                                                                                   987,175
         32,700    WAUSAU PAPER CORPORATION                                                                                 441,450

                                                                                                                          4,338,175
                                                                                                                    ---------------

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   STRATEGIC SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
PERSONAL SERVICES - 0.18%
         18,400    REGIS CORPORATION                                                                                $       659,640
                                                                                                                    ---------------
PETROLEUM REFINING & RELATED INDUSTRIES - 0.44%
         32,025    INTEROIL CORPORATION+                                                                                    606,233
         27,200    WD-40 COMPANY                                                                                            970,224

                                                                                                                          1,576,457
                                                                                                                    ---------------
PIPELINES, EXCEPT NATURAL GAS - 0.12%
          9,300    ENBRIDGE ENERGY PARTNERS LIMITED PARTNERSHIP                                                             432,915
                                                                                                                    ---------------
PRIMARY METAL INDUSTRIES - 1.50%
         55,300    BRUSH ENGINEERED MATERIALS INCORPORATED+                                                               1,375,311
         15,600    MUELLER INDUSTRIES INCORPORATED                                                                          548,652
         38,000    NORTHWEST PIPE COMPANY+                                                                                1,140,000
         10,700    NOVAMERICAN STEEL INCORPORATED+                                                                          357,380
         19,000    NS GROUP INCORPORATED+                                                                                 1,226,450
          5,895    OREGON STEEL MILLS INCORPORATED+                                                                         288,089
         26,900    TREDEGAR CORPORATION                                                                                     450,306

                                                                                                                          5,386,188
                                                                                                                    ---------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES - 2.74%
         25,700    AMERICAN GREETINGS CORPORATION CLASS A                                                                   594,184
         38,600    ENNIS INCORPORATED                                                                                       835,690
        110,330    JOURNAL COMMUNICATIONS INCORPORATED CLASS A                                                            1,243,419
         12,880    MCCLATCHY COMPANY CLASS A                                                                                543,407
        202,800    PLAYBOY ENTERPRISES INCORPORATED CLASS B+                                                              1,908,348
         18,020    R.H. DONNELLEY CORPORATION+                                                                              953,258
        284,000    READER'S DIGEST ASSOCIATION INCORPORATED                                                               3,680,640
          2,400    REYNOLDS & REYNOLDS COMPANY CLASS A                                                                       94,824

                                                                                                                          9,853,770
                                                                                                                    ---------------
REAL ESTATE - 0.15%
         42,700    THOMAS PROPERTIES GROUP INCORPORATED                                                                     548,695
                                                                                                                    ---------------
REAL ESTATE INVESTMENT TRUST (REIT) - 0.51%
         54,400    LEXINGTON CORPORATE PROPERTIES TRUST                                                                   1,152,192
         17,700    NEW CENTURY FINANCIAL CORPORATION                                                                        695,787

                                                                                                                          1,847,979
                                                                                                                    ---------------
RETAIL, TRADE & SERVICES - 0.37%
         58,500    STRIDE RITE CORPORATION                                                                                  816,660
         84,500    TRANSPORT WORLD ENTERTAINMENT CORPORATION+                                                               512,070

                                                                                                                          1,328,730
                                                                                                                    ---------------
RUBBER & MISCELLANEOUS PLASTICS PRODUCTS - 0.50%
        159,760    INTERTAPE POLYMER GROUP INCORPORATED+                                                                  1,230,152
         29,200    TUPPERWARE CORPORATION                                                                                   568,232

                                                                                                                          1,798,384
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   STRATEGIC SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 0.29%
          2,500    FRIEDMAN BILLINGS RAMSEY GROUP INCORPORATED CLASS A                                              $        20,075
         97,785    MARKETAXCESS HOLDINGS INCORPORATED+                                                                    1,023,809

                                                                                                                          1,043,884
                                                                                                                    ---------------
STONE, CLAY, GLASS & CONCRETE PRODUCTS - 0.45%
         68,210    GENTEX CORPORATION                                                                                       969,264
         97,175    US CONCRETE INCORPORATED+                                                                                632,609

                                                                                                                          1,601,873
                                                                                                                    ---------------
TEXTILE MILL PRODUCTS - 0.02%
         71,400    QUAKER FABRIC CORPORATION                                                                                 79,968
                                                                                                                    ---------------
TRANSPORTATION BY AIR - 0.85%
        101,795    AIRTRAN HOLDINGS INCORPORATED+                                                                         1,009,806
         15,880    EGL INCORPORATED+                                                                                        578,667
         38,885    JETBLUE AIRWAYS CORPORATION+                                                                             360,464
         26,110    LAN AIRLINES SA ADR+                                                                                     995,052
          3,300    PHI INCORPORATED+                                                                                         99,165

                                                                                                                          3,043,154
                                                                                                                    ---------------
TRANSPORTATION EQUIPMENT - 1.42%
         38,900    AFTERMARKET TECHNOLOGY CORPORATION+                                                                      690,864
         24,400    ARCTIC CAT INCORPORATED                                                                                  405,040
        229,590    EXIDE TECHNOLOGIES+                                                                                      856,371
        141,190    FLEETWOOD ENTERPRISES INCORPORATED+                                                                      950,209
         32,700    K & F INDUSTRIES HOLDINGS INCORPORATED+                                                                  614,106
         25,000    MONACO COACH CORPORATION                                                                                 278,500
         69,000    WABASH NATIONAL CORPORATION                                                                              944,610
         13,300    WABTEC CORPORATION                                                                                       360,829

                                                                                                                          5,100,529
                                                                                                                    ---------------
TRANSPORTATION SERVICES - 0.31%
         25,400    DYNAMEX INCORPORATED+                                                                                    527,050
         14,500    GATX CORPORATION                                                                                         599,865

                                                                                                                          1,126,915
                                                                                                                    ---------------
WHOLESALE TRADE NON-DURABLE GOODS - 1.97%
         74,300    BIOSCRIP INCORPORATED+                                                                                   224,386
         40,100    KENNETH COLE PRODUCTIONS INCORPORATED CLASS A                                                            977,237
         94,200    NASH FINCH COMPANY                                                                                     2,216,526
         23,500    SCHOOL SPECIALTY INCORPORATED+                                                                           829,315
         36,555    SMURFIT-STONE CONTAINER CORPORATION+                                                                     409,416
        201,735    SOURCE INTERLINK COMPANIES INCORPORATED+                                                               1,916,483
         11,200    UNITED STATIONERS INCORPORATED+                                                                          520,912

                                                                                                                          7,094,275
                                                                                                                    ---------------

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   STRATEGIC SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

SHARES             SECURITY NAME                                                                                         VALUE
WHOLESALE TRADE-DURABLE GOODS - 2.00%
        112,600    DELIAS INCORPORATED+                                                                             $       867,020
         67,900    INTERLINE BRANDS INCORPORATED+                                                                         1,675,772
         47,400    KAMAN CORPORATION CLASS A                                                                                853,674
         56,900    KEYSTONE AUTOMOTIVE INDUSTRIES INCORPORATED+                                                           2,163,338
         50,900    LENOX GROUP INCORPORATED+                                                                                307,945
         83,400    MICROTECK MEDICAL HOLDING INCORPORATED+                                                                  291,900
         62,700    NAVARRE CORPORATION+                                                                                     252,054
          9,500    OWENS & MINOR INCORPORATED                                                                               312,455
         54,600    POMEROY IT SOLUTIONS INCORPORATED+                                                                       446,629

                                                                                                                          7,170,787
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $347,355,332)                                                                                 346,342,448
                                                                                                                    ---------------
SHORT-TERM INVESTMENTS - 3.73%
     13,387,149    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                          13,387,149
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $13,387,149)                                                                          13,387,149
                                                                                                                    ---------------
TOTAL INVESTMENTS IN SECURITIES
(COST $360,742,481)*                               100.10%                                                          $   359,729,597

OTHER ASSETS AND LIABILITIES, NET                   (0.10)                                                                 (354,339)
                                                   ------                                                           ---------------

TOTAL NET ASSETS                                   100.00%                                                          $   359,375,258
                                                   ======                                                           ===============

+     NON-INCOME EARNING SECURITIES.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

+++   SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $13,387,149.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $360,970,006 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

         GROSS UNREALIZED APPRECIATION                            $  30,461,685
         GROSS UNREALIZED DEPRECIATION                              (31,702,094)
                                                                  -------------
         NET UNREALIZED APPRECIATION (DEPRECIATION)               $  (1,240,409)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                        THIS PAGE IS INTENTIONALLY LEFT BLANK --

                                          STATEMENTS OF ASSETS AND LIABILITIES--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

                                                                              C&B LARGE    DISCIPLINED           EQUITY
                                                                              CAP VALUE         GROWTH           INCOME
                                                                              PORTFOLIO      PORTFOLIO        PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
   IN SECURITIES, AT MARKET VALUE ......................................   $811,463,936   $183,029,851   $1,005,396,940
   COLLATERAL FOR SECURITIES LOANED (NOTE 2) ...........................     28,465,850     21,086,970       65,520,950
   INVESTMENTS IN AFFILIATES ...........................................     35,977,814      4,075,123        5,438,592
                                                                           ------------   ------------   --------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) .....................    875,907,600    208,191,944    1,076,356,482
                                                                           ------------   ------------   --------------
   FOREIGN CURRENCY, AT VALUE ..........................................              0              0                0
   VARIATION MARGIN RECEIVABLE ON FUTURES CONTRACTS ....................              0              0                0
   RECEIVABLE FOR INVESTMENTS SOLD .....................................              0              0        4,461,148
   RECEIVABLES FOR DIVIDENDS AND INTEREST ..............................      1,430,838        114,036        1,093,032
   RECEIVABLE FROM THE TRUSTEES AND SHAREHOLDER SERVICING AGENT ........              0              0                0
                                                                           ------------   ------------   --------------
TOTAL ASSETS ...........................................................    877,338,438    208,305,980    1,081,910,662
                                                                           ------------   ------------   --------------
LIABILITIES
   PAYABLE FOR DAILY VARIATION MARGIN ON FUTURES CONTRACTS .............              0              0                0
   FOREIGN TAXES PAYABLE ...............................................            390              0                0
   PAYABLE FOR INVESTMENTS PURCHASED ...................................      6,827,126              0                0
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) ...............        466,534        119,499          598,286
   PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT .............          2,852          2,514            3,820
   UNREALIZED DEPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS .......              0              0                0
   PAYABLE FOR SECURITIES LOANED (NOTE 2) ..............................     28,465,850     21,086,970       65,520,950
   ACCRUED EXPENSES AND OTHER LIABILITIES ..............................         29,641         39,696           65,321
                                                                           ------------   ------------   --------------
TOTAL LIABILITIES ......................................................     35,792,393     21,248,679       66,188,377
                                                                           ------------   ------------   --------------
TOTAL NET ASSETS .......................................................   $841,546,045   $187,057,301   $1,015,722,285
                                                                           ============   ============   ==============
INVESTMENTS AT COST ....................................................   $808,935,333   $182,814,041   $  816,433,057
                                                                           ============   ============   ==============
FOREIGN CURRENCIES AT COST .............................................   $          0   $          0   $            0
                                                                           ============   ============   ==============
SECURITIES ON LOAN, AT MARKET VALUE ....................................   $ 27,429,253   $ 20,701,241   $   64,022,002
                                                                           ============   ============   ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

                                                                          EQUITY                     INTERNATIONAL   INTERNATIONAL
                                                                           VALUE            INDEX             CORE          GROWTH
                                                                       PORTFOLIO        PORTFOLIO        PORTFOLIO       PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
   IN SECURITIES, AT MARKET VALUE ..............................   $ 476,062,922   $2,508,257,811   $  156,466,293   $ 290,669,250
   COLLATERAL FOR SECURITIES LOANED (NOTE 2) ...................      74,220,883      323,802,286        5,027,487      18,134,363
   INVESTMENTS IN AFFILIATES ...................................      15,686,954       39,022,891        3,715,976      10,954,794
                                                                   -------------   --------------   --------------   -------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) .............     565,970,759    2,871,082,988      165,209,756     319,758,407
                                                                   -------------   --------------   --------------   -------------
   FOREIGN CURRENCY, AT VALUE ..................................               0                0            3,933           3,374
   VARIATION MARGIN RECEIVABLE ON FUTURES CONTRACTS ............               0                0                0               0
   RECEIVABLE FOR INVESTMENTS SOLD .............................       8,102,269          490,505        1,060,338       1,485,189
   RECEIVABLES FOR DIVIDENDS AND INTEREST ......................         549,430        2,823,486          924,749         626,423
   RECEIVABLE FROM THE TRUSTEES AND SHAREHOLDER
     SERVICING AGENT ...........................................               0              619              695               0
                                                                   -------------   --------------   --------------   -------------
TOTAL ASSETS ...................................................     574,622,458    2,874,397,598      167,199,471     321,873,393
                                                                   -------------   --------------   --------------   -------------
LIABILITIES
   PAYABLE FOR DAILY VARIATION MARGIN ON FUTURES CONTRACTS .....               0           19,950                0               0
   FOREIGN TAXES PAYABLE .......................................               0                0           11,974               0
   PAYABLE FOR INVESTMENTS PURCHASED ...........................       9,532,155        2,182,714          360,831       2,291,031
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) .......         308,434          212,490          139,628         250,276
   PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT .....           2,394                0                0           1,627
   UNREALIZED DEPRECIATION ON FORWARD FOREIGN
     CURRENCY CONTRACTS ........................................               0                0                0               0
   PAYABLE FOR SECURITIES LOANED (NOTE 2) ......................      74,220,883      323,802,286        5,027,487      18,134,363
   ACCRUED EXPENSES AND OTHER LIABILITIES ......................          43,207           86,542           20,609          33,277
                                                                   -------------   --------------   --------------   -------------
TOTAL LIABILITIES ..............................................      84,107,073      326,303,982        5,560,529      20,710,574
                                                                   -------------   --------------   --------------   -------------
TOTAL NET ASSETS ...............................................   $ 490,515,385   $2,548,093,616   $  161,638,942   $ 301,162,819
                                                                   =============   ==============   ==============   =============
INVESTMENTS AT COST ............................................   $ 516,183,954   $2,346,420,682   $  136,306,042   $ 273,900,558
                                                                   =============   ==============   ==============   =============
FOREIGN CURRENCIES AT COST .....................................   $           0   $            0   $            0   $         100
                                                                   =============   ==============   ==============   =============
SECURITIES ON LOAN, AT MARKET VALUE ............................   $  72,613,110   $  316,126,742   $    4,775,176   $  17,191,861
                                                                   =============   ==============   ==============   =============

                                                                    INTERNATIONAL  INTERNATIONAL       LARGE CAP    LARGE COMPANY
                                                                            INDEX          VALUE    APPRECIATION           GROWTH
                                                                        PORTFOLIO      PORTFOLIO       PORTFOLIO        PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
   IN SECURITIES, AT MARKET VALUE ..............................   $  157,673,745   $285,132,891   $ 163,223,466   $3,063,683,187
   COLLATERAL FOR SECURITIES LOANED (NOTE 2) ...................        8,285,450     21,483,354       6,123,069      199,760,553
   INVESTMENTS IN AFFILIATES ...................................        2,140,872     16,276,253      12,632,777       29,968,431
                                                                   --------------   ------------   -------------   --------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) .............      168,100,067    322,892,498     181,979,312    3,293,412,171
                                                                   --------------   ------------   -------------   --------------
   FOREIGN CURRENCY, AT VALUE ..................................        1,617,551        854,565               0                0
   VARIATION MARGIN RECEIVABLE ON FUTURES CONTRACTS ............          531,776              0               0                0
   RECEIVABLE FOR INVESTMENTS SOLD .............................                0         26,925               0                0
   RECEIVABLES FOR DIVIDENDS AND INTEREST ......................          551,201      1,277,346         200,331          533,408
   RECEIVABLE FROM THE TRUSTEES AND SHAREHOLDER SERVICING
     AGENT .....................................................              697            697               0                0
                                                                   --------------   ------------   -------------   --------------
TOTAL ASSETS ...................................................      170,801,292    325,052,031     182,179,643    3,293,945,579
                                                                   --------------   ------------   -------------   --------------
LIABILITIES
   PAYABLE FOR DAILY VARIATION MARGIN ON FUTURES CONTRACTS .....                0              0               0                0
   FOREIGN TAXES PAYABLE .......................................                0              0             423                0
   PAYABLE FOR INVESTMENTS PURCHASED ...........................          415,643         33,294       5,121,013                0
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) .......          105,672        281,561         121,642        1,596,954
   PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT .....                0              0           2,714            4,085
   UNREALIZED DEPRECIATION ON FORWARD FOREIGN CURRENCY
     CONTRACTS .................................................            3,989              0               0                0
   PAYABLE FOR SECURITIES LOANED (NOTE 2) ......................        8,285,450     21,483,354       6,123,069      199,760,553
   ACCRUED EXPENSES AND OTHER LIABILITIES ......................           30,524         46,172          70,433           98,936
                                                                   --------------   ------------   -------------   --------------
TOTAL LIABILITIES ..............................................        8,841,278     21,844,381      11,439,294      201,460,528
                                                                   --------------   ------------   -------------   --------------
TOTAL NET ASSETS ...............................................   $  161,960,014   $303,207,650   $ 170,740,349   $3,092,485,051
                                                                   ==============   ============   =============   ==============
INVESTMENTS AT COST ............................................   $  127,430,169   $277,357,205   $ 171,317,298   $2,705,832,351
                                                                   ==============   ============   =============   ==============
FOREIGN CURRENCIES AT COST .....................................   $    1,636,195   $    859,730   $           0   $            0
                                                                   ==============   ============   =============   ==============
SECURITIES ON LOAN, AT MARKET VALUE ............................   $    7,861,591   $ 20,374,872   $   5,974,781   $  194,012,507
                                                                   ==============   ============   =============   ==============

                                          STATEMENTS OF ASSETS AND LIABILITIES--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

                                                                          SMALL CAP  SMALL COMPANY  SMALL COMPANY        STRATEGIC
                                                                              INDEX         GROWTH          VALUE        SMALL CAP
                                                                          PORTFOLIO      PORTFOLIO      PORTFOLIO  VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:

   IN SECURITIES, AT MARKET VALUE ..................................   $390,437,787  $ 892,725,199  $ 448,854,173  $   346,342,448
   COLLATERAL FOR SECURITIES LOANED (NOTE 2) .......................     83,609,721     47,738,217     80,315,354                0
   INVESTMENTS IN AFFILIATES .......................................      4,447,986     36,812,888      8,039,962       13,387,149
                                                                       ------------  -------------  -------------  ---------------
TOTAL INVESTMENTS AT MARKET VALUE(SEE COST BELOW)  .................    478,495,494    977,276,304    537,209,489      359,729,597
                                                                       ------------  -------------  -------------  ---------------
   RECEIVABLE FOR INVESTMENTS SOLD .................................      2,218,810      5,494,266        473,169        1,803,105
   RECEIVABLES FOR DIVIDENDS AND INTEREST ..........................        397,565        395,308        470,701          491,780
   RECEIVABLE FROM THE TRUSTEES AND SHAREHOLDER SERVICING AGENT ....              0              0              0              281
                                                                       ------------  -------------  -------------  ---------------
TOTAL ASSETS .......................................................    481,111,869    983,165,878    538,153,359      362,024,763
                                                                       ------------  -------------  -------------  ---------------

LIABILITIES
   PAYABLE FOR DAILY VARIATION MARGIN ON FUTURES CONTRACTS .........         29,700              0              0                0
   FOREIGN TAXES PAYABLE ...........................................              0              0              0                1
   PAYABLE FOR INVESTMENTS PURCHASED ...............................      1,305,322      7,137,591      1,048,716        2,401,903
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) ...........         73,830        686,851        325,934          221,135
   PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT .........          3,465          3,757          1,169                0
   PAYABLE FOR SECURITIES LOANED (NOTE 2) ..........................     83,609,721     47,738,217     80,315,354                0
   ACCRUED EXPENSES AND OTHER LIABILITIES ..........................         35,592         48,697         41,149           26,466
                                                                       ------------  -------------  -------------  ---------------
TOTAL LIABILITIES ..................................................     85,057,630     55,615,113     81,732,322        2,649,505
                                                                       ------------  -------------  -------------  ---------------
TOTAL NET ASSETS ...................................................   $396,054,239  $ 927,550,765  $ 456,421,037  $   359,375,258
                                                                       ============  =============  =============  ===============
INVESTMENTS AT COST ................................................   $386,473,814  $ 937,709,321  $ 507,281,362  $   360,742,481
                                                                       ============  =============  =============  ===============
SECURITIES ON LOAN, AT MARKET VALUE ................................   $ 80,745,891  $  46,414,414  $  77,454,262  $             0
                                                                       ============  =============  =============  ===============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                        THIS PAGE IS INTENTIONALLY LEFT BLANK --

                                                      STATEMENTS OF OPERATIONS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS    FOR THE YEAR ENDED SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

                                                                               C&B LARGE    DISCIPLINED           EQUITY
                                                                               CAP VALUE         GROWTH           INCOME
                                                                               PORTFOLIO      PORTFOLIO        PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

   DIVIDENDS(1) ........................................................   $  17,894,638    $ 1,386,725    $  27,020,942
   INTEREST ............................................................             743              0            3,545
   INCOME FROM AFFILIATED SECURITIES ...................................       1,486,611        261,302          322,201
   SECURITIES LENDING INCOME, NET ......................................          66,321         12,059           93,944
                                                                           -------------    -----------    -------------
TOTAL INVESTMENT INCOME ................................................      19,448,313      1,660,086       27,440,632
                                                                           -------------    -----------    -------------

EXPENSES

   ADVISORY FEES .......................................................       5,845,455      1,385,026        7,773,744
   CUSTODY FEES ........................................................         159,890         36,934          216,188
   ACCOUNTING FEES .....................................................               0              0                0
   PROFESSIONAL FEES ...................................................          29,713         22,818           46,912
   REGISTRATION FEES ...................................................               0              0              364
   SHAREHOLDER REPORTS .................................................           9,919          2,635           13,250
   TRUSTEES' FEES ......................................................           8,618          8,618            8,599
   OTHER FEES AND EXPENSES .............................................          18,251          4,784           22,781
                                                                           -------------    -----------    -------------
TOTAL EXPENSES .........................................................       6,071,846      1,460,815        8,081,838
                                                                           -------------    -----------    -------------

LESS:

   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ........................        (802,679)       (17,632)        (528,657)
   NET EXPENSES ........................................................       5,269,167      1,443,183        7,553,181
                                                                           -------------    -----------    -------------
NET INVESTMENT INCOME (LOSS) ...........................................      14,179,146        216,903       19,887,451
                                                                           -------------    -----------    -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:

   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION .....      36,879,416      6,997,204      123,786,012
   AFFILIATED SECURITIES ...............................................               0              0                0
   FORWARD FOREIGN CURRENCY CONTRACTS ..................................               0              0                0
   FUTURES TRANSACTIONS ................................................               0              0                0
                                                                           -------------    -----------    -------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ..............................      36,879,416      6,997,204      123,786,012
                                                                           -------------    -----------    -------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:

   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION .....      67,028,509     (4,599,455)     (31,413,024)
   FORWARD FOREIGN CURRENCY CONTRACTS ..................................               0              0                0
   FUTURES TRANSACTIONS ................................................               0              0                0
                                                                           -------------    -----------    -------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ....      67,028,509     (4,599,455)     (31,413,024)
                                                                           -------------    -----------    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS .................     103,907,925      2,397,749       92,372,988
                                                                           -------------    -----------    -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ........   $ 118,087,071    $ 2,614,652    $ 112,260,439
                                                                           =============    ===========    =============

   (1) NET OF FOREIGN WITHHOLDING TAXES OF .............................   $     134,847    $         0    $      66,241

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS--
FOR THE YEAR ENDED SEPTEMBER 30, 2006    WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

                                                                              EQUITY                  INTERNATIONAL   INTERNATIONAL
                                                                               VALUE          INDEX            CORE          GROWTH
                                                                           PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

   DIVIDENDS(1) ......................................................  $  8,420,972   $ 43,411,944   $   4,651,484  $    4,625,580
   INTEREST ..........................................................        28,691        104,981               0           4,261
   INCOME FROM AFFILIATED SECURITIES .................................       473,760      2,074,798         118,167         257,121
   SECURITIES LENDING INCOME, NET ....................................        65,305        297,652          92,285         120,768
                                                                        ------------   ------------   -------------  --------------
TOTAL INVESTMENT INCOME ..............................................     8,988,728     45,889,375       4,861,936       5,007,730
                                                                        ------------   ------------   -------------  --------------
EXPENSES

   ADVISORY FEES .....................................................     3,434,546      1,988,902       1,527,509       2,560,792
   CUSTODY FEES ......................................................        91,588        463,890         160,790         269,557
   ACCOUNTING FEES ...................................................             0              0          21,256           8,625
   PROFESSIONAL FEES .................................................        33,174         55,471          32,947          29,795
   REGISTRATION FEES .................................................           116            720               0               0
   SHAREHOLDER REPORTS ...............................................         7,009         22,000           2,654           3,457
   TRUSTEES' FEES ....................................................         8,618          8,599           8,620           8,618
   OTHER FEES AND EXPENSES ...........................................        12,432         71,723           5,052           5,074
                                                                        ------------   ------------   -------------  --------------
TOTAL EXPENSES .......................................................     3,587,483      2,611,305       1,758,828       2,885,918
                                                                        ------------   ------------   -------------  --------------

LESS:

   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ......................       (39,050)       (33,118)        (99,059)       (233,697)
   NET EXPENSES ......................................................     3,548,433      2,578,187       1,659,769       2,652,221
                                                                        ------------   ------------   -------------  --------------
NET INVESTMENT INCOME (LOSS) .........................................     5,440,295     43,311,188       3,202,167       2,355,509
                                                                        ------------   ------------   -------------  --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:

   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ...    27,936,911     73,437,032      12,330,457      27,546,438
   AFFILIATED SECURITIES .............................................             0      1,005,285               0               0
   FORWARD FOREIGN CURRENCY CONTRACTS ................................             0              0               0               0
   FUTURES TRANSACTIONS ..............................................             0     (1,136,183)              0               0
                                                                        ------------   ------------   -------------  --------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ............................    27,936,911     73,306,134      12,330,457      27,546,438
                                                                        ------------   ------------   -------------  --------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:

   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ...    14,109,152    122,083,617       7,213,249      19,718,839
   FORWARD FOREIGN CURRENCY CONTRACTS ................................             0              0           4,166           4,250
   FUTURES TRANSACTIONS ..............................................             0        179,850               0               0
                                                                        ------------   ------------   -------------  --------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..    14,109,152    122,263,467       7,217,415      19,723,089
                                                                        ------------   ------------   -------------  --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ...............    42,046,063    195,569,601      19,547,872      47,269,527
                                                                        ------------   ------------   -------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......  $ 47,486,358   $238,880,789   $  22,750,039  $   49,625,036
                                                                        ============   ============   =============  ==============

   (1) NET OF FOREIGN WITHHOLDING TAXES OF ...........................  $     14,179   $          0   $     394,761  $      545,584

                                                                       INTERNATIONAL   INTERNATIONAL      LARGE CAP   LARGE COMPANY
                                                                               INDEX           VALUE   APPRECIATION          GROWTH
                                                                           PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

   DIVIDENDS(1) ...................................................... $   4,586,050   $   5,678,854   $  1,656,607   $  22,977,237
   INTEREST ..........................................................         7,944          45,502            450             286
   INCOME FROM AFFILIATED SECURITIES .................................       104,418         267,216        267,085       1,396,516
   SECURITIES LENDING INCOME, NET ....................................        92,080          89,127          7,237         506,516
                                                                       -------------   -------------   ------------   -------------
TOTAL INVESTMENT INCOME ..............................................     4,790,492       6,080,699      1,931,379      24,880,555
                                                                       -------------   -------------   ------------   -------------

EXPENSES

   ADVISORY FEES .....................................................       564,476       1,680,103        981,145      22,114,391
   CUSTODY FEES ......................................................       161,279         176,853         28,033         659,890
   ACCOUNTING FEES ...................................................        19,038          27,424              0               0
   PROFESSIONAL FEES .................................................        29,815          21,534         20,612          66,468
   REGISTRATION FEES .................................................             0               0              0           1,264
   SHAREHOLDER REPORTS ...............................................         2,658           2,783          6,287          37,529
   TRUSTEES' FEES ....................................................         8,618           8,618          8,618           8,599
   OTHER FEES AND EXPENSES ...........................................         4,571          12,888          5,283          72,869
                                                                       -------------   -------------   ------------   -------------
TOTAL EXPENSES .......................................................       790,455       1,930,203      1,049,978      22,961,010
                                                                       -------------   -------------   ------------   -------------

LESS:

   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ......................      (192,804)         (2,282)       (37,224)     (2,764,187)
   NET EXPENSES ......................................................       597,651       1,927,921      1,012,754      20,196,823
                                                                       -------------   -------------   ------------   -------------
NET INVESTMENT INCOME (LOSS) .........................................     4,192,841       4,152,778        918,625       4,683,732
                                                                       -------------   -------------   ------------   -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:

   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ...     8,357,935      20,144,518     15,327,327      69,056,359
   AFFILIATED SECURITIES .............................................             0               0              0               0
   FORWARD FOREIGN CURRENCY CONTRACTS ................................        91,083               0              0               0
   FUTURES TRANSACTIONS ..............................................       566,239               0              0               0
                                                                       -------------   -------------   ------------   -------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ............................     9,015,257      20,144,518     15,327,327      69,056,359
                                                                       -------------   -------------   ------------   -------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:

   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ...    16,394,249       7,633,635    (10,204,382)    (13,237,773)
   FORWARD FOREIGN CURRENCY CONTRACTS ................................        33,396            (109)             0               0
   FUTURES TRANSACTIONS ..............................................      (121,669)              0              0               0
                                                                       -------------   -------------   ------------   -------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..    16,305,976       7,633,526    (10,204,382)    (13,237,773)
                                                                       -------------   -------------   ------------   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ...............    25,321,233      27,778,044      5,122,945      55,818,586
                                                                       -------------   -------------   ------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...... $  29,514,074   $  31,930,822   $  6,041,570   $  60,502,318
                                                                       =============   =============   ============   =============

   (1) NET OF FOREIGN WITHHOLDING TAXES OF ........................... $     348,896   $     446,799   $          0   $     390,160

                                                      STATEMENTS OF OPERATIONS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS    FOR THE YEAR ENDED SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

                                                                                                                          STRATEGIC
                                                                            SMALL CAP  SMALL COMPANY  SMALL COMPANY       SMALL CAP
                                                                                INDEX         GROWTH          VALUE           VALUE
                                                                            PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO(2)
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

   DIVIDENDS(1) ......................................................  $   3,963,992  $   3,824,498  $   7,088,275   $   1,910,210
   INTEREST ..........................................................         14,134            395        152,949         212,496
   INCOME FROM AFFILIATED SECURITIES .................................        315,069      1,100,332        725,984         617,077
   SECURITIES LENDING INCOME, NET ....................................        218,493        370,013        237,630               0
                                                                        -------------  -------------  -------------   -------------
TOTAL INVESTMENT INCOME ..............................................      4,511,688      5,295,238      8,204,838       2,739,783
                                                                        -------------  -------------  -------------   -------------
EXPENSES
   ADVISORY FEES .....................................................        761,207      8,162,884      5,130,291       1,650,623
   CUSTODY FEES ......................................................         76,121        186,231        115,015          36,680
   ACCOUNTING FEES ...................................................              0              0              0           6,739
   PROFESSIONAL FEES .................................................         28,629         34,535         28,616          17,975
   REGISTRATION FEES .................................................          2,652            298            168              42
   SHAREHOLDER REPORTS ...............................................          9,735         12,832         11,067           2,006
   TRUSTEES' FEES ....................................................          8,618          8,599          8,599           4,929
   OTHER FEES AND EXPENSES ...........................................          9,769         22,732         14,372           6,022
                                                                        -------------  -------------  -------------   -------------
TOTAL EXPENSES .......................................................        896,731      8,428,111      5,308,128       1,725,016
                                                                        -------------  -------------  -------------   -------------

LESS:
   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ......................        (26,066)       (46,672)      (785,377)       (349,498)
   NET EXPENSES ......................................................        870,665      8,381,439      4,522,751       1,375,518
                                                                        -------------  -------------  -------------   -------------
NET INVESTMENT INCOME (LOSS) .........................................      3,641,023     (3,086,201)     3,682,087       1,364,265
                                                                        -------------  -------------  -------------   -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ...     28,949,365    122,082,548     89,362,303       3,250,792
   FUTURES TRANSACTIONS ..............................................       (113,385)             0              0               0
                                                                        -------------  -------------  -------------   -------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ............................     28,835,980    122,082,548     89,362,303       3,250,792
                                                                        -------------  -------------  -------------   -------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION ...     (6,795,876)   (55,941,786)   (44,240,821)     (1,012,915)
   FUTURES TRANSACTIONS ..............................................         20,225              0              0               0
                                                                        -------------  -------------  -------------   -------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   OF INVESTMENTS ....................................................     (6,775,651)   (55,941,786)   (44,240,821)     (1,012,915)
                                                                        -------------  -------------  -------------   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ...............     22,060,329     66,140,762     45,121,482       2,237,877
                                                                        -------------  -------------  -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......  $  25,701,352  $  63,054,561  $  48,803,569   $   3,602,142
                                                                        =============  =============  =============   =============

  (1) NET OF FOREIGN WITHHOLDING TAXES OF ............................  $       1,501  $       4,390  $           0   $      11,852
  (2) THIS PORTFOLIO COMMENCED OPERATIONS ON JANUARY 31, 2006

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                        THIS PAGE IS INTENTIONALLY LEFT BLANK --

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                            C&B LARGE CAP VALUE
                                                                                               PORTFOLIO(1)
                                                                                 ----------------------------------------
                                                                                            FOR THE               FOR THE
                                                                                         YEAR ENDED          PERIOD ENDED
                                                                                 SEPTEMBER 30, 2006    SEPTEMBER 30, 2005

-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS .......................................................       $ 774,696,069         $           0

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ...............................................          14,179,146             4,743,929
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ....................................          36,879,416            11,559,905
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ........          67,028,509               (56,242)
                                                                                      -------------         -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...............         118,087,071            16,247,592
                                                                                      -------------         -------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
   CONTRIBUTIONS ..............................................................          56,382,255           781,393,050
   WITHDRAWALS ................................................................        (107,619,350)          (22,944,573)
                                                                                      -------------         -------------
NET INCREASE (DECREASE) FROM TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS ..         (51,237,095)          758,448,477
                                                                                      -------------         -------------
NET INCREASE (DECREASE) IN NET ASSETS .........................................          66,849,976           774,696,069
                                                                                      =============         =============
ENDING NET ASSETS .............................................................       $ 841,546,045         $ 774,696,069
                                                                                      =============         =============

                                                                                            DISCIPLINED GROWTH
                                                                                               PORTFOLIO
                                                                                 ----------------------------------------
                                                                                            FOR THE               FOR THE
                                                                                         YEAR ENDED            YEAR ENDED
                                                                                 SEPTEMBER 30, 2006    SEPTEMBER 30, 2005
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS .......................................................       $ 184,902,166         $ 178,341,304

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ...............................................             216,903               813,047
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ....................................           6,997,204             3,565,680
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
     OF INVESTMENTS ...........................................................          (4,599,455)           16,219,053
                                                                                      -------------         -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...............           2,614,652            20,597,780
                                                                                      -------------         -------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
   CONTRIBUTIONS ..............................................................          10,644,735             7,178,229
   WITHDRAWALS ................................................................         (11,104,252)          (21,215,147)
                                                                                      -------------         -------------
NET INCREASE (DECREASE) FROM TRANSACTIONS IN
   INVESTORS' BENEFICIAL INTERESTS ............................................            (459,517)          (14,036,918)
                                                                                      -------------         -------------
NET INCREASE (DECREASE) IN NET ASSETS .........................................           2,155,135             6,560,862
                                                                                      =============         =============
ENDING NET ASSETS .............................................................       $ 187,057,301         $ 184,902,166
                                                                                      =============         =============

(1) THIS PORTFOLIO COMMENCED OPERATIONS ON DECEMBER 6, 2004.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS      WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

                                                                                          EQUITY INCOME PORTFOLIO
                                                                                 ----------------------------------------
                                                                                            FOR THE               FOR THE
                                                                                         YEAR ENDED            YEAR ENDED
                                                                                 SEPTEMBER 30, 2006    SEPTEMBER 30, 2005
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS .......................................................     $ 1,273,196,285       $ 1,739,060,014

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ...............................................          19,887,451            29,718,544
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ....................................         123,786,012           263,090,149
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ........         (31,413,024)         (101,890,052)
                                                                                    ---------------       ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...............         112,260,439           190,918,641
                                                                                    ---------------       ---------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
   CONTRIBUTIONS ..............................................................          34,802,222            22,472,150
   WITHDRAWALS ................................................................        (404,536,661)         (679,254,520)
                                                                                    ---------------       ---------------
NET INCREASE (DECREASE) FROM TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS ..        (369,734,439)         (656,782,370)
                                                                                    ---------------       ---------------
NET INCREASE (DECREASE) IN NET ASSETS .........................................        (257,474,000)         (465,863,729)
                                                                                    ===============       ===============
ENDING NET ASSETS .............................................................     $ 1,015,722,285       $ 1,273,196,285
                                                                                    ===============       ===============

                                                                                          EQUITY VALUE PORTFOLIO
                                                                                 ----------------------------------------
                                                                                            FOR THE               FOR THE
                                                                                         YEAR ENDED            YEAR ENDED
                                                                                 SEPTEMBER 30, 2006    SEPTEMBER 30, 2005
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS .......................................................     $   438,219,988       $   225,993,634

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ...............................................           5,440,295             4,211,622
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ....................................          27,936,911            36,519,620
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ........          14,109,152            24,408,508
                                                                                    ---------------       ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...............          47,486,358            65,139,750
                                                                                    ---------------       ---------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
   CONTRIBUTIONS ..............................................................          63,991,943           240,172,585
   WITHDRAWALS ................................................................         (59,182,904)          (93,085,981)
                                                                                    ---------------       ---------------
NET INCREASE (DECREASE) FROM TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS ..           4,809,039           147,086,604
                                                                                    ---------------       ---------------
NET INCREASE (DECREASE) IN NET ASSETS .........................................          52,295,397           212,226,354
                                                                                    ===============       ===============
ENDING NET ASSETS .............................................................     $   490,515,385       $   438,219,988
                                                                                    ===============       ===============

                                                                                              INDEX PORTFOLIO
                                                                                 ----------------------------------------
                                                                                            FOR THE               FOR THE
                                                                                         YEAR ENDED            YEAR ENDED
                                                                                 SEPTEMBER 30, 2006    SEPTEMBER 30, 2005
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS ......................................................      $ 2,151,037,408       $ 1,846,126,209

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ..............................................           43,311,188            41,951,828
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ...................................           73,306,134            84,611,766
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
     OF INVESTMENTS ..........................................................          122,263,467           139,639,605
                                                                                    ---------------       ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ...........................................................          238,880,789           266,203,199
                                                                                    ---------------       ---------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
   CONTRIBUTIONS .............................................................          501,457,635           321,376,976
   WITHDRAWALS ...............................................................         (343,282,216)         (282,668,976)
                                                                                    ---------------       ---------------
NET INCREASE (DECREASE) FROM TRANSACTIONS IN
   INVESTORS' BENEFICIAL INTERESTS ...........................................          158,175,419            38,708,000
                                                                                    ---------------       ---------------
NET INCREASE (DECREASE) IN NET ASSETS ........................................          397,056,208           304,911,199
                                                                                    ===============       ===============
ENDING NET ASSETS ............................................................      $ 2,548,093,616       $ 2,151,037,408
                                                                                    ===============       ===============

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                  INTERNATIONAL CORE PORTFOLIO
                                                                                            ---------------------------------------
                                                                                                       FOR THE              FOR THE
                                                                                                    YEAR ENDED           YEAR ENDED
                                                                                            SEPTEMBER 30, 2006   SEPTEMBER 30, 2005
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS .................................................................       $  160,473,368      $   461,906,264

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .........................................................            3,202,167            2,503,163
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ..............................................           12,330,457           64,013,738
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..................            7,217,415          (35,614,283)
                                                                                                --------------      ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........................           22,750,039           30,902,618
                                                                                                --------------      ---------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
   CONTRIBUTIONS ........................................................................            9,573,177           15,224,525
   WITHDRAWALS ..........................................................................          (31,157,642)        (347,560,039)
                                                                                                --------------      ---------------
NET INCREASE (DECREASE) FROM TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS ............          (21,584,465)        (332,335,514)
                                                                                                --------------      ---------------
NET INCREASE (DECREASE) IN NET ASSETS ...................................................            1,165,574         (301,432,896)
                                                                                                ==============      ===============
ENDING NET ASSETS .......................................................................       $  161,638,942      $   160,473,368
                                                                                                ==============      ===============

                                                                                                INTERNATIONAL GROWTH PORTFOLIO(2)
                                                                                            ---------------------------------------
                                                                                                       FOR THE              FOR THE
                                                                                                    YEAR ENDED         PERIOD ENDED
                                                                                            SEPTEMBER 30, 2006   SEPTEMBER 30, 2005
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS .................................................................       $  251,828,302      $             0

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .........................................................            2,355,509            1,687,794
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ..............................................           27,546,438            8,235,022
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..................           19,723,089           26,128,962
                                                                                                --------------      ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........................           49,625,036           36,051,778
                                                                                                --------------      ---------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
   CONTRIBUTIONS ........................................................................           44,376,075          248,728,667
   WITHDRAWALS ..........................................................................          (44,666,594)         (32,952,143)
                                                                                                --------------      ---------------
NET INCREASE (DECREASE) FROM TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS ............             (290,519)         215,776,524
                                                                                                --------------      ---------------
NET INCREASE (DECREASE) IN NET ASSETS ...................................................           49,334,517          251,828,302
                                                                                                ==============      ===============
ENDING NET ASSETS .......................................................................       $  301,162,819      $   251,828,302
                                                                                                ==============      ===============

(2)   THIS PORTFOLIO COMMENCED OPERATIONS ON OCTOBER 6, 2004.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS      WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

                                                                                                INTERNATIONAL INDEX PORTFOLIO(2)
                                                                                            ---------------------------------------
                                                                                                       FOR THE              FOR THE
                                                                                                    YEAR ENDED         PERIOD ENDED
                                                                                            SEPTEMBER 30, 2006   SEPTEMBER 30, 2005
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS .................................................................       $  161,372,219      $             0

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .........................................................            4,192,841            3,791,332
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ..............................................            9,015,257            3,715,456
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..................           16,305,976           24,359,661
                                                                                                --------------      ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........................           29,514,074           31,866,449
                                                                                                --------------      ---------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
   CONTRIBUTIONS ........................................................................            7,996,182          159,805,164
   WITHDRAWALS ..........................................................................          (36,922,461)         (30,299,394)
                                                                                                --------------      ---------------
NET INCREASE (DECREASE) FROM TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS ............          (28,926,279)         129,505,770
                                                                                                --------------      ---------------
NET INCREASE (DECREASE) IN NET ASSETS ...................................................              587,795          161,372,219
                                                                                                ==============      ===============
ENDING NET ASSETS .......................................................................       $  161,960,014      $   161,372,219
                                                                                                ==============      ===============

                                                                                                 INTERNATIONAL VALUE PORTFOLIO
                                                                                            ---------------------------------------
                                                                                                       FOR THE              FOR THE
                                                                                                    YEAR ENDED           YEAR ENDED
                                                                                            SEPTEMBER 30, 2006   SEPTEMBER 30, 2005
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS .................................................................       $  162,175,581      $   155,296,981

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .........................................................            4,152,778            3,531,358
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ..............................................           20,144,518           14,568,321
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..................            7,633,526           19,114,976
                                                                                                --------------      ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........................           31,930,822           37,214,655
                                                                                                --------------      ---------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
   CONTRIBUTIONS ........................................................................          146,254,390            7,530,070
   WITHDRAWALS ..........................................................................          (37,153,143)         (37,866,125)
                                                                                                --------------      ---------------
NET INCREASE (DECREASE) FROM TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS ............          109,101,247          (30,336,055)
                                                                                                --------------      ---------------
NET INCREASE (DECREASE) IN NET ASSETS ...................................................          141,032,069            6,878,600
                                                                                                ==============      ===============
ENDING NET ASSETS .......................................................................       $  303,207,650      $   162,175,581
                                                                                                ==============      ===============

                                                                                                LARGE CAP APPRECIATION PORTFOLIO
                                                                                            ---------------------------------------
                                                                                                       FOR THE              FOR THE
                                                                                                    YEAR ENDED           YEAR ENDED
                                                                                            SEPTEMBER 30, 2006   SEPTEMBER 30, 2005
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS .................................................................       $  132,789,757      $   114,158,777

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .........................................................              918,625            1,029,238
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ..............................................           15,327,327            9,657,362
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..................          (10,204,382)          11,730,871
                                                                                                --------------      ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........................            6,041,570           22,417,471
                                                                                                --------------      ---------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
   CONTRIBUTIONS ........................................................................           46,259,962           13,469,241
   WITHDRAWALS ..........................................................................          (14,350,940)         (17,255,732)
                                                                                                --------------      ---------------
NET INCREASE (DECREASE) FROM TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS ............           31,909,022           (3,786,491)
                                                                                                --------------      ---------------
NET INCREASE (DECREASE) IN NET ASSETS ...................................................           37,950,592           18,630,980
                                                                                                ==============      ===============
ENDING NET ASSETS .......................................................................       $  170,740,349      $   132,789,757
                                                                                                ==============      ===============

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                 LARGE COMPANY GROWTH PORTFOLIO
                                                                                            ---------------------------------------
                                                                                                       FOR THE              FOR THE
                                                                                                    YEAR ENDED           YEAR ENDED
                                                                                            SEPTEMBER 30, 2006   SEPTEMBER 30, 2005
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS .................................................................       $3,563,533,543      $ 3,403,979,864

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .........................................................            4,683,732           24,671,536
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ..............................................           69,056,359          176,488,735
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..................          (13,237,773)         200,597,199
                                                                                                --------------      ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........................           60,502,318          401,757,470
                                                                                                --------------      ---------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
   CONTRIBUTIONS ........................................................................          146,833,445          497,083,297
   WITHDRAWALS ..........................................................................         (678,384,255)        (739,287,088)
                                                                                                --------------      ---------------
NET INCREASE (DECREASE) FROM TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS ............         (531,550,810)        (242,203,791)
                                                                                                --------------      ---------------
NET INCREASE (DECREASE) IN NET ASSETS ...................................................         (471,048,492)         159,553,679
                                                                                                ==============      ===============
ENDING NET ASSETS .......................................................................       $3,092,485,051      $ 3,563,533,543
                                                                                                ==============      ===============

                                                                                                   SMALL CAP INDEX PORTFOLIO
                                                                                            ---------------------------------------
                                                                                                       FOR THE              FOR THE
                                                                                                    YEAR ENDED           YEAR ENDED
                                                                                            SEPTEMBER 30, 2006   SEPTEMBER 30, 2005
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS .................................................................       $  359,172,109      $   311,448,570

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .........................................................            3,641,023            3,380,122
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ..............................................           28,835,980           14,081,612
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..................           (6,775,651)          46,194,745
                                                                                                --------------      ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........................           25,701,352           63,656,479
                                                                                                --------------      ---------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
   CONTRIBUTIONS ........................................................................           56,571,421           28,963,364
   WITHDRAWALS ..........................................................................          (45,390,643)         (44,896,304)
                                                                                                --------------      ---------------
NET INCREASE (DECREASE) FROM TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS ............           11,180,778          (15,932,940)
                                                                                                --------------      ---------------
NET INCREASE (DECREASE) IN NET ASSETS ...................................................           36,882,130           47,723,539
                                                                                                ==============      ===============
ENDING NET ASSETS .......................................................................       $  396,054,239      $   359,172,109
                                                                                                ==============      ===============

(3)   THIS PORTFOLIO COMMENCED OPERATIONS ON JANUARY 31, 2006.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS      WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

                                                                                                 SMALL COMPANY GROWTH PORTFOLIO
                                                                                            ---------------------------------------
                                                                                                       FOR THE              FOR THE
                                                                                                    YEAR ENDED           YEAR ENDED
                                                                                            SEPTEMBER 30, 2006   SEPTEMBER 30, 2005
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS .................................................................       $  889,007,735      $   798,352,072

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .........................................................           (3,086,201)          (3,794,922)
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ..............................................          122,082,548           96,209,873
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..................          (55,941,786)          34,372,379
                                                                                                --------------      ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........................           63,054,561          126,787,330
                                                                                                --------------      ---------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
   CONTRIBUTIONS ........................................................................          111,424,354           84,733,044
   WITHDRAWALS ..........................................................................         (135,935,885)        (120,864,711)
                                                                                                --------------      ---------------
NET INCREASE (DECREASE) FROM TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS ............          (24,511,531)         (36,131,667)
                                                                                                --------------      ---------------
NET INCREASE (DECREASE) IN NET ASSETS ...................................................           38,543,030           90,655,663
                                                                                                ==============      ===============
ENDING NET ASSETS .......................................................................       $  927,550,765      $   889,007,735
                                                                                                ==============      ===============

                                                                                                 SMALL COMPANY VALUE PORTFOLIO
                                                                                            ---------------------------------------
                                                                                                       FOR THE              FOR THE
                                                                                                    YEAR ENDED           YEAR ENDED
                                                                                            SEPTEMBER 30, 2006   SEPTEMBER 30, 2005
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS .................................................................       $  620,229,304      $   445,746,360

OPERATIONS:

   NET INVESTMENT INCOME (LOSS) .........................................................            3,682,087            3,246,193
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ..............................................           89,362,303           90,994,124
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..................          (44,240,821)          18,729,897
                                                                                                --------------      ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........................           48,803,569          112,970,214
                                                                                                --------------      ---------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
   CONTRIBUTIONS ........................................................................          193,013,661          137,873,623
   WITHDRAWALS ..........................................................................         (405,625,497)         (76,360,893)
                                                                                                --------------      ---------------
NET INCREASE (DECREASE) FROM TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS ............         (212,611,836)          61,512,730
                                                                                                --------------      ---------------
NET INCREASE (DECREASE) IN NET ASSETS ...................................................         (163,808,267)         174,482,944
                                                                                                ==============      ===============
ENDING NET ASSETS .......................................................................       $  456,421,037      $   620,229,304
                                                                                                ==============      ===============

                                                                                            STRATEGIC SMALL CAP
                                                                                             VALUE PORTFOLIO(3)
                                                                                            -------------------
                                                                                                        FOR THE
                                                                                                   PERIOD ENDED
                                                                                             SEPTEMBER 30, 2006
---------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS .................................................................       $             0

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .........................................................             1,364,265
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ..............................................             3,250,792
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..................            (1,012,915)
                                                                                                ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........................             3,602,142
                                                                                                ---------------

TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
   CONTRIBUTIONS ........................................................................           380,740,890
   WITHDRAWALS ..........................................................................           (24,967,774)
                                                                                                ---------------
NET INCREASE (DECREASE) FROM TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS ............           355,773,116
                                                                                                ---------------
NET INCREASE (DECREASE) IN NET ASSETS ...................................................           359,375,258
                                                                                                ===============
ENDING NET ASSETS .......................................................................       $   359,375,258
                                                                                                ===============

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                     FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                             RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                          ------------------------------------------------               PORTFOLIO
                                                          NET INVESTMENT      GROSS   EXPENSES         NET       TOTAL    TURNOVER
                                                           INCOME (LOSS)   EXPENSES     WAIVED    EXPENSES   RETURN(2)        RATE
-----------------------------------------------------------------------------------------------------------------------------------
C&B LARGE CAP VALUE PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------

OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .................             1.77%      0.76%     (0.10)%      0.66%      15.30%         29%
DECEMBER 6, 2004(3) TO SEPTEMBER 30, 2005 .............             0.98%      0.77%     (0.06)%      0.71%       1.51%         19%

DISCIPLINED GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------

OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .................             0.12%      0.79%     (0.01)%      0.78%       1.41%         90%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .................             0.44%      0.79%     (0.01)%      0.78%      11.76%         45%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .................             0.28%      0.80%     (0.26)%      0.54%       9.88%         87%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .................             0.28%      0.88%     (0.15)%      0.73%      25.65%        117%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .................             0.27%      0.91%     (0.18)%      0.73%     (12.57)%       156%

EQUITY INCOME PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------

OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .................             1.84%      0.75%     (0.05)%      0.70%      11.21%          7%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .................             2.04%      0.73%     (0.13)%      0.60%      13.30%         20%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .................             1.86%      0.77%     (0.21)%      0.56%      17.04%         11%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .................             2.01%      0.78%     (0.11)%      0.67%      20.66%          9%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .................             1.61%      0.78%     (0.10)%      0.68%     (19.49)%        12%

EQUITY VALUE PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------

OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .................             1.18%      0.78%     (0.01)%      0.77%      10.73%        107%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .................             1.22%      0.78%     (0.02)%      0.76%      21.61%        145%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .................             1.25%      0.80%     (0.18)%      0.62%      17.82%        122%
AUGUST 29, 2003(3) TO SEPTEMBER 30, 2003 ..............             0.64%      0.86%     (0.32)%      0.54%      (1.80)%         3%

INDEX PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------

OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .................             1.86%      0.11%       0.00%      0.11%      10.70%          9%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .................             2.08%      0.12%     (0.08)%      0.04%      12.23%          8%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .................             1.71%      0.17%     (0.14)%      0.03%      13.87%          2%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .................             1.70%      0.18%     (0.05)%      0.13%      24.42%          3%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .................             1.40%      0.18%     (0.05)%      0.13%     (20.52)%         4%

INTERNATIONAL CORE PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------

OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .................             1.99%      1.09%     (0.06)%      1.03%      14.58%         39%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .................             1.51%      1.09%     (0.01)%      1.08%      18.69%        108%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .................             0.86%      1.11%     (0.15)%      0.96%      13.84%         33%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .................             0.81%      1.12%     (0.03)%      1.09%      18.39%         75%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .................             0.54%      1.26%     (0.02)%      1.24%     (19.04)%        38%

INTERNATIONAL GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------

OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .................             0.87%      1.07%     (0.09)%      0.98%      19.95%         62%
OCTOBER 6, 2004(3) TO SEPTEMBER 30, 2005 ..............             1.02%      1.08%     (0.02)%      1.06%      22.30%         67%

INTERNATIONAL INDEX PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .................             2.59%      0.49%     (0.12)%      0.37%      19.44%          7%
OCTOBER 6, 2004(3) TO SEPTEMBER 30, 2005 ..............             2.41%      0.49%     (0.03)%      0.46%      21.90%         21%

INTERNATIONAL VALUE PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------

OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .................             2.34%      1.09%      0.00%       1.09%      19.32%         31%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .................             2.21%      1.11%     (0.01)%      1.10%      25.92%         14%
OCTOBER 31, 2003(3) TO SEPTEMBER 30, 2004 .............             2.61%      1.02%     (0.18)%      0.84%      20.00%         24%

LARGE CAP APPRECIATION PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------

OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .................             0.65%      0.75%     (0.03)%      0.72%       3.34%        155%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .................             0.83%      0.74%      0.00%       0.74%      20.02%        133%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .................             0.50%      0.76%     (0.14)%      0.62%      10.56%        149%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .................             0.29%      0.81%     (0.09)%      0.72%      18.50%        153%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .................             0.37%      0.88%     (0.16)%      0.72%     (20.04)%       123%

LARGE COMPANY GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------

OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .................             0.14%      0.70%     (0.09)%      0.61%       1.41%          6%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .................             0.69%      0.69%     (0.01)%      0.68%      11.03%         18%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .................            (0.09)%     0.76%     (0.08)%      0.68%       2.96%         14%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .................            (0.24)%     0.78%     (0.02)%      0.76%      27.90%         13%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .................            (0.34)%     0.78%      0.00%       0.78%     (22.32)%        18%

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                     WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

                                                             RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                           -----------------------------------------------               PORTFOLIO
                                                          NET INVESTMENT      GROSS   EXPENSES         NET       TOTAL    TURNOVER
                                                           INCOME (LOSS)   EXPENSES     WAIVED    EXPENSES   RETURN(2)        RATE
-----------------------------------------------------------------------------------------------------------------------------------
SMALL CAP INDEX PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------

OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .................             0.95%      0.24%     (0.01)%      0.23%       6.89%         20%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .................             1.00%      0.23%     (0.05)%      0.18%      21.03%         14%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .................             0.93%      0.28%     (0.19)%      0.09%      23.97%         17%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .................             0.74%      0.31%     (0.02)%      0.29%      27.79%         11%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .................             0.57%      0.33%     (0.01)%      0.32%      (2.60)%        17%

SMALL COMPANY GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------

OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .................            (0.33)%     0.91%     (0.01)%      0.90%       7.02%        125%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .................            (0.45)%     0.91%      0.00%       0.91%      16.51%        142%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .................            (0.63)%     0.93%     (0.07)%      0.86%      12.70%        145%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .................            (0.35)%     0.94%     (0.02)%      0.92%      37.90%        163%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .................            (0.40)%     0.94%      0.00%       0.94%     (19.95)%       169%

SMALL COMPANY VALUE PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------

OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .................             0.64%      0.92%     (0.13)%      0.79%       6.70%        114%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .................             0.61%      0.92%     (0.10)%      0.82%      24.77%         70%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .................             0.54%      0.93%     (0.13)%      0.80%      23.72%         64%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .................             0.70%      0.95%     (0.16)%      0.79%      38.33%         80%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .................             0.68%      0.98%     (0.19)%      0.79%      (2.16)%        98%

STRATEGIC SMALL CAP VALUE PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------

JANUARY 31, 2006(3) TO SEPTEMBER 30, 2006 .............             0.75%      0.94%     (0.19)%      0.75%       0.60%         37%

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS            NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(1) During each period, various fees and expenses were waived and reimbursed, as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note
      3).

(2) Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

(3)   Commencement of operations.

NOTES TO FINANCIAL STATEMENTS            WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

1. ORGANIZATION
--------------------------------------------------------------------------------

      Wells Fargo Master Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently has 22 separate investment portfolios. These financial statements are for 15 of those portfolios as follows: the C&B Large Cap Value Portfolio, Disciplined Growth Portfolio, Equity Income Portfolio, Equity Value Portfolio, Index Portfolio, International Core Portfolio, International Growth Portfolio, International Index Portfolio, International Value Portfolio, Large Cap Appreciation Portfolio, Large Company Growth Portfolio, Small Cap Index Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio and Strategic Small Cap Value Portfolio (each, a "Fund" and collectively, the "Funds").

      Interests in the Funds are sold without any sales charge in private placement transactions to qualified investors, including open-end management investment companies.

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

      The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

      The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Certain Funds of the Trust may invest a substantial portion of their assets in an industry, sector or foreign country. Such Funds may be more affected by changes in that industry, sector or foreign country than they would be absent the concentration of investments.

      In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITY VALUATION

      Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on NASDAQ, the bid price will be used. In the absence of any sale of securities listed on the NASDAQ, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed "stale" and the valuations will be determined in accordance with the Funds' Fair Valuation Procedures.

      Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

      Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

      Debt securities maturing in 60 days or less generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

      Investments which are not valued using any of the methods discussed above are valued at their fair value as determined by procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

      Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily.

      Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

FOREIGN CURRENCY TRANSLATION

      The accounting records are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities, at fiscal period-end, resulting from changes in exchange rates.

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS            NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities at fiscal period-end are not separately presented. Such changes are recorded with net realized and unrealized gain from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

FEDERAL INCOME TAXES

      Each Fund of the Trust is treated as a separate entity for federal income tax purposes. The Funds of the Trust are not required to pay federal income taxes on their net investment income and net capital gain as they are treated as partnerships for federal income tax purposes. All interest, dividends, gains and losses of a Fund are deemed to have been "passed through" to the interestholders in proportion to their holdings of the Fund regardless of whether such interest, dividends, or gains have been distributed by the Fund.

FORWARD FOREIGN CURRENCY CONTRACTS

      The Funds may enter into forward foreign currency contracts to protect against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. A forward contract is an agreement between two counterparties for future delivery or receipt of currency at a specified price. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Realized gains or losses are recognized when the transaction is completed. Contracts which have been offset but have not reached their settlement date are included in unrealized gains and losses.

      As of September 30, 2006, outstanding forward contracts were as follows:

                                    Currency                                            Currency     Net Unrealized
                                  Amount to be                                        Amount to be    Appreciation/
Portfolio                           Received     Type of Currency   Settlement Date    Delivered     (Depreciation)
-------------------------------------------------------------------------------------------------------------------
INTERNATIONAL INDEX PORTFOLIO         265,000      British Pound      12/28/2006        $498,420        $(1,779)

                                      550,000          Euro           12/28/2006         701,514           (668)

                                   94,000,000      Japanese Yen       12/28/2006         807,456         (1,542)
-------------------------------------------------------------------------------------------------------------------

FUTURES CONTRACTS

      The Funds may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the "SEC") for long futures positions, the Fund is required to segregate highly liquid securities as permitted by the SEC in connection with futures transactions in an amount generally equal to the value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities. At September 30, 2006, the following Funds held futures contracts:

                                                                                                    Net Unrealized
                                                                                                     Appreciation
Portfolio                         Contracts        Type         Expiration Date   Notional Amount   (Depreciation)
------------------------------------------------------------------------------------------------------------------
INDEX PORTFOLIO                    42 Long        S&P 500        December 2006      $13,886,000        $240,700
------------------------------------------------------------------------------------------------------------------
INTERNATIONAL INDEX PORTFOLIO      29 Long    DJ Eurostoxx 50    December 2006        1,403,309          34,899
                                   10 Long     FTSE 100 Index    December 2006        1,111,883           8,996
                                    8 Long         TOPIX         December 2006        1,114,674         (20,362)
------------------------------------------------------------------------------------------------------------------
SMALL CAP INDEX PORTFOLIO          14 Long      Russell 2000     December 2006        5,134,250          (9,550)
------------------------------------------------------------------------------------------------------------------

SECURITY LOANS

      The Fund(s) may loan securities in return for securities, irrevocable letters of credit or cash collateral, which is invested in various short-term fixed income securities. A Fund may receive compensation for lending securities in the form of fees or by retaining a portion of interest on the investment securities or cash received as collateral. A Fund also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into. The collateral supporting loans of domestic and foreign equity securities and corporate bonds are remarked daily while collateral supporting loans of U.S. Government securities are remarked back to 102% only if the given collateral falls below 100% of the market value of the securities loans plus any accrued interest. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Fund. The risks from securities lending are that the borrower may

NOTES TO FINANCIAL STATEMENTS            WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

not provide additional collateral when required or return the securities when due or when called for by the Fund. Wells Fargo Bank, N.A., the Funds' custodian, acts as the securities lending agent for the Funds and receives for its services 30% of the revenues earned on the securities lending activities and incurs all expenses. The value of the securities on loan and the value of the related collateral at September 30, 2006, are shown on the Statements of Assets and Liabilities.

3. EXPENSES
--------------------------------------------------------------------------------

ADVISORY FEES

      The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management.

      Pursuant to the contract, Funds Management is entitled to receive an advisory fee for its services as adviser. Funds Management may retain the services of certain investment subadvisers to provide daily portfolio management. The fees related to subadvisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser. Funds Management and the investment subadviser(s) are entitled to be paid a monthly fee at the following annual rates:

                                            Advisory Fees                                                   Subadvisory Fees
                        Average Daily       (% of Average                               Average Daily        (% of Average
Portfolio                Net Assets       Daily Net Assets)        Subadviser             Net Assets       Daily Net Assets)
----------------------------------------------------------------------------------------------------------------------------
C&B LARGE CAP        First $500 million         0.750           Cooke & Bieler LP     First $250 million         0.450
VALUE PORTFOLIO       Next $500 million         0.700                                  Next $250 million         0.400
                        Next $2 billion         0.650                                  Next $250 million         0.350
                        Next $2 billion         0.625                                  Over $750 million         0.300
                        Over $5 billion         0.600
----------------------------------------------------------------------------------------------------------------------------
DISCIPLINED          First $500 million         0.750              Smith Asset        First $200 million         0.300
GROWTH PORTFOLIO      Next $500 million         0.700              Management          Next $300 million         0.200
                        Next $2 billion         0.650               Group LP           Over $500 million         0.150
                        Next $2 billion         0.625
                        Over $5 billion         0.600
----------------------------------------------------------------------------------------------------------------------------
EQUITY INCOME        First $500 million         0.750             Wells Capital       First $100 million         0.350
PORTFOLIO*            Next $500 million         0.700              Management          Next $100 million         0.300
                        Next $2 billion         0.650             Incorporated         Next $300 million         0.200
                        Next $2 billion         0.625                                  Over $500 million         0.150
                        Over $5 billion         0.600
----------------------------------------------------------------------------------------------------------------------------
EQUITY VALUE         First $500 million         0.750         Systematic Financial    First $150 million         0.300
PORTFOLIO             Next $500 million         0.700             Management LP        Next $200 million         0.200
                        Next $2 billion         0.650                                  Next $400 million         0.150
                        Next $2 billion         0.625                                  Next $250 million         0.130
                        Over $5 billion         0.600                                    Over $1 billion         0.100
----------------------------------------------------------------------------------------------------------------------------
INDEX PORTFOLIO*     First $500 million         0.100             Wells Capital       First $100 million         0.050
                      Next $500 million         0.100              Management          Next $100 million         0.030
                        Next $2 billion         0.075             Incorporated         Over $200 million         0.020
                        Next $2 billion         0.075
                        Over $5 billion         0.050
----------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL        First $500 million         0.950               New Star           First $50 million         0.350
CORE PORTFOLIO        Next $500 million         0.900             Institutional        Next $500 million         0.290
                        Next $2 billion         0.850               Managers           Over $550 million         0.200
                        Next $2 billion         0.825                Limited
                        Over $5 billion         0.800
----------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL        First $500 million         0.950          Artisan Partners LP    First $250 million         0.700
GROWTH PORTFOLIO*     Next $500 million         0.900                                  Over $250 million         0.500
                        Next $2 billion         0.850
                        Next $2 billion         0.825
                        Over $5 billion         0.800
----------------------------------------------------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS            NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                            Advisory Fees                                                   Subadvisory Fees
                        Average Daily       (% of Average                               Average Daily        (% of Average
Portfolio                Net Assets       Daily Net Assets)        Subadviser             Net Assets       Daily Net Assets)
----------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL        First $500 million         0.350               SSgA Funds        First $100 million         0.080
INDEX PORTFOLIO       Next $500 million         0.350               Management         Over $100 million         0.060
                        Next $2 billion         0.325
                        Next $2 billion         0.325
                        Over $5 billion         0.300
----------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL        First $500 million         0.950               LSV Asset         First $150 million         0.350
VALUE PORTFOLIO       Next $500 million         0.900               Management         Next $350 million         0.400
                        Next $2 billion         0.850                                  Next $250 million         0.350
                        Next $2 billion         0.825                                  Next $250 million         0.325
                        Over $5 billion         0.800                                    Over $1 billion         0.300
----------------------------------------------------------------------------------------------------------------------------
LARGE CAP            First $500 million         0.700            Cadence Capital      First $250 million         0.300
APPRECIATION          Next $500 million         0.700             Management LLC       Next $250 million         0.200
PORTFOLIO               Next $2 billion         0.650                                  Next $500 million         0.150
                        Next $2 billion         0.625                                    Over $1 billion         0.100
                        Over $5 billion         0.600
----------------------------------------------------------------------------------------------------------------------------
LARGE COMPANY        First $500 million         0.750           Peregrine Capital      First $25 million         0.750
GROWTH PORTFOLIO      Next $500 million         0.700               Management          Next $25 million         0.600
                        Next $2 billion         0.650              Incorporated        Next $225 million         0.500
                        Next $2 billion         0.625                                  Over $275 million         0.300
                        Over $5 billion         0.600
----------------------------------------------------------------------------------------------------------------------------
SMALL CAP INDEX      First $500 million         0.200             Wells Capital       First $100 million         0.050
PORTFOLIO*            Next $500 million         0.200               Management         Next $100 million         0.030
                        Next $2 billion         0.175              Incorporated        Over $200 million         0.020
                        Next $2 billion         0.175
                        Over $5 billion         0.150
----------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY        First $500 million         0.900           Peregrine Capital      First $50 million         0.900
GROWTH PORTFOLIO      Next $500 million         0.850               Management         Next $130 million         0.750
                        Next $2 billion         0.800              Incorporated        Next $160 million         0.650
                        Next $2 billion         0.775                                  Next $345 million         0.500
                        Over $5 billion         0.750                                   Next $50 million         0.520
                                                                                       Over $735 million         0.550
----------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY        First $500 million         0.900           Peregrine Capital     First $175 million         0.500
VALUE PORTFOLIO       Next $500 million         0.850               Management         Over $175 million         0.750
                        Next $2 billion         0.800              Incorporated
                        Next $2 billion         0.775
                        Over $5 billion         0.750
----------------------------------------------------------------------------------------------------------------------------
STRATEGIC SMALL CAP  First $500 million         0.900             Wells Capital       First $200 million         0.450
VALUE PORTFOLIO       Next $500 million         0.850               Management         Over $200 million         0.400
                        Next $2 billion         0.800              Incorporated
                        Next $2 billion         0.775
                        Over $5 billion         0.750

NOTES TO FINANCIAL STATEMENTS            WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

* Effective January 1, 2006. Prior to January 1, 2006, the Subadviser(s) were entitled to be paid a monthly fee at the following rates:

                                                                                  Subadvisory
                                                            Average Daily      Fees (% of Average
Portfolio                               Subadviser            Net Assets        Daily Net Assets)
-------------------------------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO                 Wells Capital     First $200 million          0.250
                                         Management        Next $200 million          0.200
                                        Incorporated       Over $400 million          0.150
-------------------------------------------------------------------------------------------------
INDEX PORTFOLIO                         Wells Capital     First $200 million          0.020
                                         Management        Over $200 million          0.010
                                        Incorporated
-------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH PORTFOLIO      Artisan Partners LP    All asset levels           0.700
-------------------------------------------------------------------------------------------------
SMALL CAP INDEX PORTFOLIO               Wells Capital     First $200 million          0.020
                                         Management        Over $200 million          0.010
                                        Incorporated

ADMINISTRATION AND TRANSFER AGENT FEES

      Currently, there are no administration or transfer agency fees charged to the Master Trust.

CUSTODY FEES

      The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services. Pursuant to the contract, WFB is entitled to a monthly fee for custody services at the following annual rates:

                                                                  % of Average
Portfolio                                                       Daily Net Assets
--------------------------------------------------------------------------------
INTERNATIONAL CORE PORTFOLIO                                          0.10
--------------------------------------------------------------------------------
INTERNATIONAL GROWTH PORTFOLIO                                        0.10
--------------------------------------------------------------------------------
INTERNATIONAL INDEX PORTFOLIO                                         0.10
--------------------------------------------------------------------------------
INTERNATIONAL VALUE PORTFOLIO                                         0.10
--------------------------------------------------------------------------------
ALL OTHER FUNDS                                                       0.02
--------------------------------------------------------------------------------

TRANSACTIONS WITH AFFILIATES

      For the year ended September 30, 2006, the following Funds paid brokerage commissions to an affiliated broker-dealer:

Portfolio                                                      Broker Commission
--------------------------------------------------------------------------------
SMALL COMPANY GROWTH PORTFOLIO                                      $ 8,124
--------------------------------------------------------------------------------

OTHER FEES

      PFPC Inc. ("PFPC") serves as fund accountant for the Trust. PFPC currently does not receive a fee for its services, but is entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

WAIVED FEES AND REIMBURSED EXPENSES

      All amounts shown as waived fees or reimbursed expenses in the Statements of Operations, for the year ended September 30, 2006, were waived by Funds Management, first from advisory fees, and then any remaining amount consecutively from custody fees collected, if any.

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS            NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4. INVESTMENT PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

      Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) and U.S. Government obligations for the year ended September 30, 2006, were as follows:

Portfolio                                Purchases at Cost     Sales Proceeds
--------------------------------------------------------------------------------
C&B LARGE CAP VALUE PORTFOLIO            $     224,552,486   $     243,629,183
--------------------------------------------------------------------------------
DISCIPLINED GROWTH PORTFOLIO                   163,909,060         162,243,385
--------------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO                         74,593,644         430,398,225
--------------------------------------------------------------------------------
EQUITY VALUE PORTFOLIO                         484,739,627         483,582,415
--------------------------------------------------------------------------------
INDEX PORTFOLIO                                405,023,398         199,100,330
--------------------------------------------------------------------------------
INTERNATIONAL CORE PORTFOLIO                    60,966,592          79,169,139
--------------------------------------------------------------------------------
INTERNATIONAL GROWTH PORTFOLIO                 165,916,218         170,154,761
--------------------------------------------------------------------------------
INTERNATIONAL INDEX PORTFOLIO                   10,534,080          35,674,959
--------------------------------------------------------------------------------
INTERNATIONAL VALUE PORTFOLIO                  154,535,444          54,178,997
--------------------------------------------------------------------------------
LARGE CAP APPRECIATION PORTFOLIO               242,943,401         213,681,757
--------------------------------------------------------------------------------
LARGE COMPANY GROWTH PORTFOLIO                 204,774,988         739,033,024
--------------------------------------------------------------------------------
SMALL CAP INDEX PORTFOLIO                       88,810,029          72,940,753
--------------------------------------------------------------------------------
SMALL COMPANY GROWTH PORTFOLIO               1,141,278,060       1,191,409,317
--------------------------------------------------------------------------------
SMALL COMPANY VALUE PORTFOLIO                  631,656,171         835,767,711
--------------------------------------------------------------------------------
STRATEGIC SMALL CAP VALUE PORTFOLIO            446,404,866         102,308,414
--------------------------------------------------------------------------------

5. IN-KIND TRANSACTIONS
--------------------------------------------------------------------------------

      Prior to its April 8, 2005 merger into the Wells Fargo Advantage Index Fund, the Strong Index 500 Fund invested all of its assets in the S&P 500 Index Master Portfolio (the "Master Portfolio") of Master Investment Portfolio ("MIP"), an open-end 1940 Act management investment company advised by Barclays Global Fund Advisors pursuant to a "master-feeder" investment partnership arrangement. To facilitate the merger with the Wells Fargo Index Fund, the Strong Index 500 Fund received in-kind its pro-rata ownership share of $156,000,305 in securities held by the Master Portfolio on the merger date. Simultaneously, the securities received in-kind were recontributed by the acquiring Wells Fargo Advantage Index Fund in an in-kind subscription into the Wells Fargo Index Portfolio. Under Section 732(b) of the Tax Code, the Strong Index 500 Fund partnership cost basis ("outside basis") in the Master Portfolio as of the in-kind receipt date must be allocated in total to the securities received from the Master Portfolio. Accordingly, outside basis of $149,347,507 was allocated to securities received by the Strong Index 500 Fund and this value was recorded as the financial statement cost basis of securities held in the Wells Fargo Index Portfolio.

6. NEW ACCOUNTING PRONOUNCEMENTS
--------------------------------------------------------------------------------

      In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006 (January 1, 2007 for calendar-year companies), with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. As of September 30, 2006, Management does not believe the impact of the adoption of FIN 48 will be material to the financial statements.

      In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2006, Management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

INDEPENDENT AUDITORS' REPORT             WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND INTERESTHOLDERS OF WELLS FARGO MASTER TRUST:

      We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the C&B Large Cap Value Portfolio, Disciplined Growth Portfolio, Equity Income Portfolio, Equity Value Portfolio, Index Portfolio, International Equity Portfolio, International Growth Portfolio, International Index Portfolio, International Value Portfolio, Large Cap Appreciation Portfolio, Large Company Growth Portfolio, Small Cap Index Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, and Strategic Small Cap Value Portfolio, fifteen of the portfolios constituting the Wells Fargo Master Trust (collectively the "Portfolios"), as of September 30, 2006, and the related statements of operations for the year or period then ended, and statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Portfolios of Wells Fargo Master Trust as of September 30, 2006, the results of their operations for the year then ended, and changes in their net assets and the financial highlights for the periods presented, in conformity with U.S. generally accepted accounting standards.

                                                                /s/ KPMG LLP

Philadelphia, Pennsylvania
November 21, 2006

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS         OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

PROXY VOTING INFORMATION

      A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how to obtain the results of such voting during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS, or visiting the SEC Web site at WWW.SEC.GOV.

PORTFOLIO HOLDINGS INFORMATION

      The complete portfolio holdings for each Fund are publicly available on the Funds' Web site (WWW.WELLSFARGO.COM/ADVANTAGEFUNDS) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for each Fund is publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at WWW.SEC.GOV. In addition, each Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

      The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust"). This table supplements, and should be read in conjunction with, the Prospectus and the Statement of Additional Information* of each Fund. Each of the Trustees listed below acts in identical capacities for each of the 142 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Governance Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

NON-INTERESTED TRUSTEES

-----------------------------------------------------------------------------------------------------------------
                         POSITION HELD AND         PRINCIPAL OCCUPATIONS DURING
NAME AND AGE             LENGTH OF SERVICE **      PAST FIVE YEARS                            OTHER DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------
Thomas S. Goho           Trustee, since 1987       Chair of Finance, Wake Forest              None
64                                                 University, since 2006. Benson-Pruitt
                                                   Professorship, Wake Forest University,
                                                   Calloway School of Business and
                                                   Accountancy, since 1999.
-----------------------------------------------------------------------------------------------------------------
Peter G. Gordon          Trustee, since 1998       Chairman, CEO, and Co-Founder of          None
64                       (Chairman, since 2001)    Crystal Geyser Water Company, and
                                                   President of Crystal Geyser Roxane
                                                   Water Company.
-----------------------------------------------------------------------------------------------------------------
Richard M. Leach         Trustee, since 1987       Retired. Prior thereto, President of       None
73                                                 Richard M. Leach Associates (a
                                                   financial consulting firm).
-----------------------------------------------------------------------------------------------------------------
Olivia S. Mitchell       Trustee, since 2006       Professor of Insurance and Risk            None
53                                                 Management, Wharton School, University
                                                   of Pennsylvania. Director of the
                                                   Boettner Center on Pensions and
                                                   Retirement. Research Associate and
                                                   Board Member, Penn Aging Research
                                                   Center. Research Associate, National
                                                   Bureau of Economic Research.

OTHER INFORMATION (UNAUDITED)         WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

NON-INTERESTED TRUSTEES (continued)

-----------------------------------------------------------------------------------------------------------------
                         POSITION HELD AND         PRINCIPAL OCCUPATIONS DURING
NAME AND AGE             LENGTH OF SERVICE**       PAST FIVE YEARS                            OTHER DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------
Timothy J. Penny         Trustee, since 1996       Senior Counselor to the public             None
54                                                 relations firm of Himle-Horner, and
                                                   Senior Fellow at the Humphrey
                                                   Institute, Minneapolis, Minnesota (a
                                                   public policy organization).
-----------------------------------------------------------------------------------------------------------------
Donald C. Willeke        Trustee, since 1996       Principal of the law firm of Willeke &     None
66                                                 Daniels.
-----------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEE***

-----------------------------------------------------------------------------------------------------------------
                         POSITION HELD AND         PRINCIPAL OCCUPATIONS DURING
NAME AND AGE             LENGTH OF SERVICE**       PAST FIVE YEARS                            OTHER DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------
J. Tucker Morse          Trustee, since 1987       Private Investor/Real Estate Developer.    None
62                                                 Prior thereto, Chairman of White Point
                                                   Capital, LLC until 2005.
-----------------------------------------------------------------------------------------------------------------

OFFICERS

-----------------------------------------------------------------------------------------------------------------
                         POSITION HELD AND         PRINCIPAL OCCUPATIONS DURING
NAME AND AGE             LENGTH OF SERVICE         PAST FIVE YEARS                            OTHER DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------
Karla M. Rabusch         President, since 2003     Executive Vice President of Wells Fargo    None
47                                                 Bank, N.A. and President of Wells Fargo
                                                   Funds Management, LLC. Senior Vice
                                                   President and Chief Administrative
                                                   Officer of Wells Fargo Funds
                                                   Management, LLC from 2001 to 2003.
-----------------------------------------------------------------------------------------------------------------
C. David Messman         Secretary, since 2000     Vice President and Managing Senior         None
46                                                 Counsel of Wells Fargo Bank, N.A. and
                                                   Senior Vice President and Secretary of
                                                   Wells Fargo Funds Management, LLC. Vice
                                                   President and Senior Counsel of Wells
                                                   Fargo Bank, N.A. from 1996 to 2003.
-----------------------------------------------------------------------------------------------------------------
A. Erdem Cimen           Treasurer, since 2006     Vice President of Wells Fargo Bank,        None
33                                                 N.A. and Vice President of Financial
                                                   Operations for Wells Fargo Funds
                                                   Management, LLC. Vice President and
                                                   Group Finance Officer of Wells Fargo
                                                   Bank, N.A. Auto Finance Group from 2004
                                                   to 2006. Vice President of Portfolio
                                                   Risk Management for Wells Fargo Bank,
                                                   N.A. Auto Finance Group in 2004. Vice
                                                   President of Portfolio Research and
                                                   Analysis for Wells Fargo Bank, N.A.
                                                   Auto Finance Group from 2001 to 2004.
                                                   Director of Small Business Services
                                                   Risk Management for American Express
                                                   Travel Related Services from 2000 to
                                                   2001.

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS         OTHER INFROMATION (UNAUDITED)
--------------------------------------------------------------------------------

OFFICERS (continued)

-----------------------------------------------------------------------------------------------------------------
                         POSITION HELD AND         PRINCIPAL OCCUPATIONS DURING
NAME AND AGE             LENGTH OF SERVICE         PAST FIVE YEARS                            OTHER DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------
Dorothy A. Peters        Chief Compliance          Chief Compliance Officer of Wells Fargo    None
44                       Officer, since 2004       Funds Management, LLC since 2004 and
                                                   Compliance Officer of Wells Fargo Funds
                                                   Management, LLC from 1999 to 2002.
                                                   Compliance Manager of Wells Fargo
                                                   Investments from 1997 to 1999. In 2002,
                                                   Ms. Peters left Wells Fargo Funds
                                                   Management, LLC to pursue personal
                                                   goals.
-----------------------------------------------------------------------------------------------------------------

  * The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Funds' Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

 ** Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

*** As of September 30, 2006, one of the seven Trustees is considered an "interested person" of the Trusts as defined in the Investment Company Act of 1940. The interested Trustee, J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC.

LIST OF ABBREVIATIONS                 WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS
--------------------------------------------------------------------------------

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG        -- Association of Bay Area Governments
ADR         -- American Depositary Receipt
AMBAC       -- American Municipal Bond Assurance Corporation
AMT         -- Alternative Minimum Tax
ARM         -- Adjustable Rate Mortgages
BART        -- Bay Area Rapid Transit
CDA         -- Community Development Authority
CDSC        -- Contingent Deferred Sales Charge
CGIC        -- Capital Guaranty Insurance Company
CGY         -- Capital Guaranty Corporation
CMT         -- Constant Maturity Treasury
COFI        -- Cost of Funds Index
COP         -- Certificate of Participation
CP          -- Commercial Paper
CTF         -- Common Trust Fund
DW&P        -- Department of Water & Power
DWR         -- Department of Water Resources
EDFA        -- Education Finance Authority
FFCB        -- Federal Farm Credit Bank
FGIC        -- Financial Guaranty Insurance Corporation
FHA         -- Federal Housing Authority
FHLB        -- Federal Home Loan Bank
FHLMC       -- Federal Home Loan Mortgage Corporation
FNMA        -- Federal National Mortgage Association
FRN         -- Floating Rate Notes
FSA         -- Financial Security Assurance Incorporated
GDR         -- Global Depositary Receipt
GNMA        -- Government National Mortgage Association
GO          -- General Obligation
HFA         -- Housing Finance Authority
HFFA        -- Health Facilities Financing Authority
IDA         -- Industrial Development Authority
IDR         -- Industrial Development Revenue
LIBOR       -- London Interbank Offered Rate
LLC         -- Limited Liability Corporation
LOC         -- Letter of Credit
LP          -- Limited Partnership
MBIA        -- Municipal Bond Insurance Association
MFHR        -- Multi-Family Housing Revenue
MUD         -- Municipal Utility District
MTN         -- Medium Term Note
PCFA        -- Pollution Control Finance Authority
PCR         -- Pollution Control Revenue
PFA         -- Public Finance Authority
PLC         -- Private Placement
PSFG        -- Public School Fund Guaranty
RDA         -- Redevelopment Authority
RDFA        -- Redevelopment Finance Authority
REITS       -- Real Estate Investment Trusts
R&D         -- Research & Development
SFHR        -- Single Family Housing Revenue
SFMR        -- Single Family Mortgage Revenue
SLMA        -- Student Loan Marketing Association
STEERS      -- Structured Enhanced Return Trust
TBA         -- To Be Announced
TRAN        -- Tax Revenue Anticipation Notes
USD         -- Unified School District
V/R         -- Variable Rate
WEBS        -- World Equity Benchmark Shares
XLCA        -- XL Capital Assurance

THIS PAGE IS INTENTIONALLY LEFT BLANK --

-----------------
WELLS   ADVANTAGE
FARGO   FUNDS
-----------------

More information about WELLS FARGO       THIS    REPORT   AND   THE    FINANCIAL
ADVANTAGE FUNDS(SM) is available free STATEMENTS CONTAINED HEREIN ARE upon request. To obtain literature, SUBMITTED FOR THE GENERAL INFORMATION please write, e-mail, visit the Funds' OF THE SHAREHOLDERS OF WELLS FARGO
Web site, or call:                       ADVANTAGE FUNDS. IF THIS REPORT IS USED
                                         FOR PROMOTIONAL PURPOSES,  DISTRIBUTION
WELLS FARGO ADVANTAGE FUNDS              OF THE REPORT  MUST BE  ACCOMPANIED  OR
P.O. Box 8266                            PRECEDED BY A CURRENT PROSPECTUS. FOR A
Boston, MA 02266-8266                    PROSPECTUS   CONTAINING  MORE  COMPLETE
                                         INFORMATION,   INCLUDING   CHARGES  AND
E-mail: wfaf@wellsfargo.com              EXPENSES,  CALL 1-800-222-8222 OR VISIT
Web site:                                THE      FUNDS'     WEB     SITE     AT
www.wellsfargo.com/advantagefunds        WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.
Individual Investors:                    PLEASE    CONSIDER    THE    INVESTMENT
1- 800-222-8222                          OBJECTIVES,    RISKS,    CHARGES,   AND
Retail Investment Professionals:         EXPENSES  OF THE  INVESTMENT  CAREFULLY
1- 888-877-9275                          BEFORE   INVESTING.   THIS  AND   OTHER
Institutional Investment Professionals:  INFORMATION ABOUT WELLS FARGO ADVANTAGE
1- 866-765-0778                          FUNDS  CAN  BE  FOUND  IN  THE  CURRENT
                                         PROSPECTUS.    READ   THE    PROSPECTUS
                                         CAREFULLY  BEFORE  YOU  INVEST  OR SEND
                                         MONEY.

                                         Wells  Fargo Funds  Management,  LLC, a
                                         wholly owned  subsidiary of Wells Fargo
                                         & Company, provides investment advisory
                                         and  administrative  services for WELLS
                                         FARGO ADVANTAGE FUNDS. Other affiliates
                                         of  Wells   Fargo  &  Company   provide
                                         subadvisory  and other services for the
                                         Funds.  The  Funds are  distributed  by
                                         WELLS  FARGO  FUNDS  DISTRIBUTOR,  LLC,
                                         Member NASD/SIPC, an affiliate of Wells
                                         Fargo & Company.

            ---------------------------------------------------------
              NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
            ---------------------------------------------------------

--------------------------------------------------------------------------------
(C) 2006 Wells Fargo     www.wellsfargo.com/advantagefunds          100554 11-06
Funds Management, LLC.                                         AEGLD/AR111 09-06
All rights reserved.

                                                            -----------------
                                                            WELLS   ADVANTAGE
                                                            FARGO   FUNDS
                                                            -----------------

          [GRAPHIC OMITTED]                         SEPTEMBER 30, 2006

                                                       ANNUAL REPORT

WELLS FARGO ADVANTAGE INDEX FUND

                                                WELLS FARGO ADVANTAGE INDEX FUND
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Letter to Shareholders ...................................................     1
--------------------------------------------------------------------------------

Performance Highlights
--------------------------------------------------------------------------------
   Index Fund ............................................................     2

Fund Expenses (Unaudited) ................................................     4
--------------------------------------------------------------------------------

Portfolio of Investments
--------------------------------------------------------------------------------
   Index Fund ............................................................     5

Financial Statements
--------------------------------------------------------------------------------
   Statement of Assets and Liabilities ...................................     6
   Statement of Operations ...............................................     7
   Statements of Changes in Net Assets ...................................     8
   Financial Highlights ..................................................    10

Notes to Financial Statements ............................................    12
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm ..................    16
--------------------------------------------------------------------------------

                                Master Portfolios

Portfolio of Investments
--------------------------------------------------------------------------------
   Index Portfolio .......................................................    17

Financial Statements
--------------------------------------------------------------------------------
   Statement of Assets and Liabilities ...................................    34
   Statement of Operations ...............................................    35
   Statements of Changes in Net Assets ...................................    36
   Financial Highlights ..................................................    37

Notes to Financial Statements ............................................    38
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm ..................    41
--------------------------------------------------------------------------------

Other Information (Unaudited) ............................................    42
--------------------------------------------------------------------------------

List of Abbreviations ....................................................    45
--------------------------------------------------------------------------------

                -------------------------------------------------
                NOT FDIC INSURED-NO BANK GUARANTEE-MAY LOSE VALUE
                -------------------------------------------------

THIS PAGE IS INTENTIONALLY LEFT BLANK --

LETTER TO SHAREHOLDERS                          WELLS FARGO ADVANTAGE INDEX FUND
--------------------------------------------------------------------------------

DEAR VALUED SHAREHOLDER,

      Enclosed please find the WELLS FARGO ADVANTAGE INDEX FUND annual report for the period that ended September 30, 2006. On the following pages, you will find a discussion of the Fund, including performance highlights, information about the holdings in the Fund, and the portfolio manager's strategic outlook.

ECONOMIC OVERVIEW
--------------------------------------------------------------------------------

      The U.S. economy performed well during the 12-month period that ended September 30, 2006. Growth in real Gross Domestic Product (GDP) averaged close to 3.0%, the unemployment rate fell from 5% to 4.6%, and inflation remained relatively low for most of the period. This was a remarkable performance for a period in which oil prices rose sharply, geopolitical tensions remained intense, and the Fed raised the Federal funds rate from 3.25% to 5.25%.

      By mid-2006, signs that economic growth was slowing gave rise to the expectation that the Fed would pause in its cycle of raising interest rates, often described as credit tightening. At the Federal Open Market Committee
(FOMC) meeting on August 8, the FOMC decided to leave the Federal funds rate unchanged at 5.25%, ending a string of 17 consecutive meetings at which they decided to raise the Federal funds rate. The committee also left the rate unchanged at its meeting on September 20, 2006. The slower pace of economic growth that emerged in the second quarter of 2006 and that continued through the third quarter may lead to a gradual reduction in inflation pressures. Recent declines in energy prices may also help the Fed achieve its objective of lower inflation in 2007.

      The slowdown in growth has been led by a significant decline in housing activity. Speculative excesses in sought-after markets have given way to a weaker pace of sales, sizable inventories of unsold homes, and a sharp reduction in new housing. In August 2006, for the first time in a decade, the median "sold" price of existing homes fell below the previous year's level. Record-high gasoline prices during the spring and summer also contributed to a decline in consumer spending and, consequently, to slower GDP growth. Near the close of the third quarter of 2006, gasoline prices dropped sharply and mortgage rates declined about one-half a percentage point. These developments have already helped to boost consumer confidence and may improve prospects for better growth in the quarters ahead.

STOCKS RESPONDED POSITIVELY TO THE FED'S PAUSE
--------------------------------------------------------------------------------

      The equity markets responded positively to the Fed's decision to keep the Federal funds rate unchanged and to prospects for less inflation in the months ahead. Equity investors also seemed to have believed that the Fed's pause in its tightening cycle would help prolong the current economic expansion. The risks to the economic outlook--a sluggish housing sector and the possibility of weak consumer spending--seem to have been offset by such favorable fundamentals as lower bond yields and excellent corporate earnings growth.

LOOKING AHEAD
--------------------------------------------------------------------------------

      If inflation pressures recede and economic growth rebounds somewhat, the outlook for stocks could remain positive. In recent weeks, as the earnings outlook became more uncertain, large cap stocks began to outperform small cap issues. In a period of greater cost pressures and intense worldwide competition, the larger companies may be more likely to sustain earnings growth. In this type of market environment, maintaining a long-term perspective and a high degree of portfolio diversification may help. While diversification may not prevent losses in a downturn, it may help to reduce them and keep you on track for reaching your financial destination.

      To help you reach your diversification goals, we offer funds across most major asset classes that are guided by skillful money managers--our subadvisers--who are chosen for their focused attention on a particular investment style. We believe that our insistence on seeking skillful money managers who share our dedication to pursuing consistent, long-term results offers our investors the firm footing they need to navigate changing market conditions as they move toward their financial destinations.

      Thank you for choosing WELLS FARGO ADVANTAGE FUNDS(SM). We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs. If you have any questions about your investment, please contact your investment professional, or call us at 1-800-222-8222. You may also want to visit our Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

Sincerely,

/s/ Karla M. Rabusch

Karla M. Rabusch
President
WELLS FARGO ADVANTAGE FUNDS

WELLS FARGO ADVANTAGE INDEX FUND                          PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------

WELLS FARGO ADVANTAGE INDEX FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

      The WELLS FARGO ADVANTAGE INDEX FUND (the Fund) seeks to replicate the total rate of return of the S&P 500 Index 2, before fees and expenses.

ADVISER                                 SUBADVISER
   Wells Fargo Funds Management, LLC       Wells Capital Management Incorporated

FUND MANAGER                            FUND INCEPTION DATE
   Gregory T. Genung, CFA                  01/31/1987

HOW DID THE FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?
--------------------------------------------------------------------------------

      The Fund's Administrator Class shares returned 10.52% 1 for the 12-month period that ended September 30, 2006, underperforming the S&P 500 Index 2, which returned 10.78% during the same period.

      FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE AT THE FUNDS' WEB SITE - WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

      ADMINISTRATOR AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE. OTHER FEES AND EXPENSES APPLY TO AN INVESTMENT IN THE FUND AND ARE DESCRIBED IN THE FUND'S CURRENT PROSPECTUS.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
--------------------------------------------------------------------------------

      The Fund fully replicates the composition of the S&P 500 Index, therefore security selection follows the lead of the index. Likewise, performance matches the index, exclusive of fees and expenses. The index has performed well during the past 12 months, with only one quarter of negative returns in the last four. All ten sectors had positive gains for the period, but the telecommunications sector was the clear winner. Overall, the U.S. economy grew at a sustainable rate while prices remained stable. Corporate earnings continued their strong pace throughout the year and companies, flush with cash, continued to raise dividend rates and buy back stock. Controlled economic growth, strong corporate balance sheets and high investor confidence during the past 12 months all contributed to the solid performance of the Fund.

WHAT CHANGES DID YOU MAKE TO THE FUND'S HOLDINGS DURING THE PERIOD?
--------------------------------------------------------------------------------

      Several changes were made to the S&P 500 Index during the reporting period. Merger and acquisition activity was predominant and prompted many adjustments to the index. For example, in August 2006 Public Storage Incorporated purchased competitor Shurgard Storage Centers in the real estate investment trust space. As the transaction was finalized, Standard and Poor's removed the constituent Shurgard Storage from its index. Subsequently, we removed Shurgard from the Fund to stay in congruence with the index. Other reasons for changes to the index included subsidiary spin-offs, conversion of convertible securities, and issuance of additional shares for general operating expenses. A prime example of this last reason occurred in July 2006 when Chesapeake Energy issued shares for the purpose of paying down outstanding debt.

LOOKING AHEAD, WHAT IS YOUR STRATEGIC OUTLOOK?
--------------------------------------------------------------------------------

      We continue to remain bullish on the U.S. economy and believe that controlled inflation will prevail for the foreseeable future. Our objective, however, is to structure and manage the Fund in order to deliver the return and risk profile of the S&P 500 Index.

      STOCK FUNDS SHOULD ONLY BE CONSIDERED FOR LONG-TERM GOALS AS VALUES FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES AND GENERAL MARKET AND ECONOMIC CONDITIONS. CONSULT THE FUND'S PROSPECTUS FOR ADDITIONAL INFORMATION ON THESE AND OTHER RISKS.

--------------------------------------------------------------------------------
The views expressed are as of September 30, 2006, and are those of the Fund's manager. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the WELLS FARGO ADVANTAGE INDEX FUND.

PERFORMANCE HIGHLIGHTS                          WELLS FARGO ADVANTAGE INDEX FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN 1 (%) (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

                                                                6-Month*   1-Year   5-Year   10-Year
----------------------------------------------------------------------------------------------------
   Index Fund - Administrator Class (Incept. Date 11/11/1994)     4.01      10.52    6.77      8.37
----------------------------------------------------------------------------------------------------
   Index Fund - Investor Class (Incept. Date 04/11/2005)          3.92      10.31    6.56      8.16
----------------------------------------------------------------------------------------------------
   Benchmark
----------------------------------------------------------------------------------------------------
      S&P 500 Index 2                                             4.14      10.78    6.97      8.58

*     RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

FUND CHARACTERISTICS 3 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------
   Beta**                                                                  1.00
--------------------------------------------------------------------------------
   Price to Earnings Ratio (trailing 12 months)                           16.55x
--------------------------------------------------------------------------------
   Price to Book Ratio                                                     2.78x
--------------------------------------------------------------------------------
   Median Market Cap ($B)                                                $12.50
--------------------------------------------------------------------------------
   Portfolio Turnover 5                                                       9%
--------------------------------------------------------------------------------

** A MEASURE OF THE FUND'S SENSITIVITY TO MARKET MOVEMENTS. THE S&P 500 INDEX BETA IS 1.00 BY DEFINITION.

TEN LARGEST EQUITY HOLDINGS 3,4 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------
   Exxon Mobil Corporation                                                 3.32%
--------------------------------------------------------------------------------
   General Electric Company                                                3.03%
--------------------------------------------------------------------------------
   Citigroup Incorporated                                                  2.04%
--------------------------------------------------------------------------------
   Bank of America Corporation                                             2.02%
--------------------------------------------------------------------------------
   Microsoft Corporation                                                   1.96%
--------------------------------------------------------------------------------
   Pfizer Incorporated                                                     1.72%
--------------------------------------------------------------------------------
   Procter & Gamble Company                                                1.64%
--------------------------------------------------------------------------------
   Johnson & Johnson                                                       1.58%
--------------------------------------------------------------------------------
   American International Group Incorporated                               1.43%
--------------------------------------------------------------------------------
   JPMorgan Chase & Company                                                1.36%

SECTOR DISTRIBUTION 3 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                                                       10%
Consumer Staples                                                             10%
Energy                                                                        9%
Financials                                                                   22%
Health Care                                                                  13%
Industrials                                                                  11%
Information Technology                                                       15%
Materials                                                                     3%
Telecommunication Services                                                    4%
Utilities                                                                     3%

GROWTH OF $10,000 INVESTMENT 6 (AS OF SEPTEMBER 30, 2006)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

              WELLS FARGO ADVANTAGE
                   INDEX FUND -
                  Administrator
   Date               Class            S&P 500 Index
----------    ---------------------    -------------
 9/30/1996            10,000               10,000
10/31/1996            10,273               10,276
11/30/1996            11,048               11,052
12/31/1996            10,810               10,833
 1/31/1997            11,493               11,510
 2/28/1997            11,582               11,600
 3/31/1997            11,108               11,124
 4/30/1997            11,768               11,787
 5/31/1997            12,483               12,504
 6/30/1997            13,052               13,064
 7/31/1997            14,073               14,103
 8/31/1997            13,289               13,313
 9/30/1997            14,009               14,041
10/31/1997            13,538               13,572
11/30/1997            14,158               14,201
12/31/1997            14,397               14,445
 1/31/1998            14,555               14,604
 2/28/1998            15,601               15,657
 3/31/1998            16,394               16,458
 4/30/1998            16,559               16,626
 5/31/1998            16,268               16,340
 6/30/1998            16,927               17,004
 7/31/1998            16,745               16,823
 8/31/1998            14,317               14,392
 9/30/1998            15,229               15,315
10/31/1998            16,464               16,560
11/30/1998            17,454               17,564
12/31/1998            18,476               18,575
 1/31/1999            19,213               19,352
 2/28/1999            18,615               18,750
 3/31/1999            19,356               19,500
 4/30/1999            20,096               20,254
 5/31/1999            19,613               19,776
 6/30/1999            20,701               20,874
 7/31/1999            20,057               20,222
 8/31/1999            19,963               20,122
 9/30/1999            19,417               19,571
10/31/1999            20,643               20,810
11/30/1999            21,052               21,232
12/31/1999            22,280               22,483
 1/31/2000            21,155               21,354
 2/29/2000            20,754               20,950
 3/31/2000            22,780               22,999
 4/30/2000            22,092               22,307
 5/31/2000            21,637               21,850
 6/30/2000            22,162               22,389
 7/31/2000            21,828               22,040
 8/31/2000            23,177               23,409
 9/30/2000            21,953               22,173
10/31/2000            21,857               22,080
11/30/2000            20,137               20,340
12/31/2000            20,230               20,439
 1/31/2001            20,939               21,165
 2/28/2001            19,053               19,237
 3/31/2001            17,848               18,019
 4/30/2001            19,233               19,418
 5/31/2001            19,359               19,548
 6/30/2001            18,884               19,073
 7/31/2001            18,696               18,886
 8/31/2001            17,522               17,705
 9/30/2001            16,107               16,277
10/31/2001            16,410               16,587
11/30/2001            17,664               17,860
12/31/2001            17,816               18,017
 1/31/2002            17,556               17,754
 2/28/2002            17,215               17,411
 3/31/2002            17,859               18,066
 4/30/2002            16,776               16,971
 5/31/2002            16,648               16,847
 6/30/2002            15,457               15,648
 7/31/2002            14,273               14,429
 8/31/2002            14,366               14,522
 9/30/2002            12,799               12,945
10/31/2002            13,940               14,083
11/30/2002            14,758               14,911
12/31/2002            13,892               14,036
 1/31/2003            13,518               13,670
 2/28/2003            13,313               13,465
 3/31/2003            13,439               13,594
 4/30/2003            14,539               14,714
 5/31/2003            15,308               15,488
 6/30/2003            15,501               15,686
 7/31/2003            15,769               15,962
 8/31/2003            16,072               16,274
 9/30/2003            15,899               16,101
10/31/2003            16,794               17,011
11/30/2003            16,940               17,160
12/31/2003            17,821               18,060
 1/31/2004            18,141               18,392
 2/29/2004            18,388               18,648
 3/31/2004            18,109               18,366
 4/30/2004            17,821               18,078
 5/31/2004            18,061               18,325
 6/30/2004            18,408               18,681
 7/31/2004            17,801               18,063
 8/31/2004            17,869               18,135
 9/30/2004            18,057               18,331
10/31/2004            18,329               18,611
11/30/2004            19,067               19,365
12/31/2004            19,710               20,023
 1/31/2005            19,230               19,535
 2/28/2005            19,628               19,945
 3/31/2005            19,279               19,592
 4/30/2005            18,910               19,220
 5/31/2005            19,507               19,831
 6/30/2005            19,531               19,859
 7/31/2005            20,254               20,597
 8/31/2005            20,063               20,410
 9/30/2005            20,221               20,575
10/31/2005            19,880               20,232
11/30/2005            20,631               20,996
12/31/2005            20,634               21,005
 1/31/2006            21,178               21,561
 2/28/2006            21,228               21,620
 3/31/2006            21,487               21,888
 4/30/2006            21,767               22,181
 5/31/2006            21,137               21,544
 6/30/2006            21,166               21,572
 7/31/2006            21,289               21,706
 8/31/2006            21,792               22,223
 9/30/2006            22,348               22,796

--------------------------------------------------------------------------------

1 The Fund's adviser has committed through January 31, 2008, for the Administrator Class and through January 31, 2008, for the Investor Class, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.

      The Fund is a gateway feeder Fund that invests all of its assets in a single master portfolio of the Master Trust with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolio in which it invests.

      Prior to April 11, 2005, the WELLS FARGO ADVANTAGE INDEX FUND - Administrator Class was named the WELLS FARGO INDEX FUND - Institutional Class. Performance shown for the Administrator Class shares for periods prior to November 8, 1999, reflects the performance of the Institutional Class shares of Norwest Advantage Index Fund, its predecessor fund. Performance shown for the Investor Class shares for periods prior to April 11, 2005, reflects the performance of the Administrator Class shares of the Fund, and includes expenses that are not applicable to and are lower than those of the Investor Class shares.

2 The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

3 Fund characteristics, equity holdings and sector distribution are subject to change. Cash and cash equivalents are not reflected in the calculations of fund characteristics, equity holdings and sector distribution.

4 The Ten Largest Equity Holdings are calculated based on the market value of the Master Trust portfolio securities allocable to the Fund divided by total market value of the portfolio of investments of the Fund. See Notes to Financial Statements for a discussion of the Master Trust.

5 Portfolio turnover rate represents the activity from the Fund's investment in a single Master Portfolio.

6 The chart compares the performance of the WELLS FARGO ADVANTAGE INDEX FUND Administrator Class shares for the most recent ten years with the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Administrator Class shares and reflects all operating expenses.

WELLS FARGO ADVANTAGE INDEX FUND                       FUND EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

      As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2006 to September 30, 2006).

ACTUAL EXPENSES

      The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                               Beginning     Ending
                                                Account      Account      Expenses    Net Annual
                                                 Value        Value     Paid During     Expense
   Index Fund                                 04/01/2006   09/30/2006     Period(1)      Ratio
------------------------------------------------------------------------------------------------
   Index Fund - Administrator Class
   Actual                                      $1,000.00    $1,040.10      $1.28         0.25%
------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)    $1,000.00    $1,023.82      $1.27         0.25%
------------------------------------------------------------------------------------------------
   Index Fund - Investor Class
   Actual                                      $1,000.00    $1,039.20      $2.30         0.45%
------------------------------------------------------------------------------------------------
   Hypothetical (5% return before expenses)    $1,000.00    $1,022.81      $2.28         0.45%

(1) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period.)

PORTFOLIO OF INVESTMENTS--SEPTEMBER 30, 2006    WELLS FARGO ADVANTAGE INDEX FUND
--------------------------------------------------------------------------------

   INDEX FUND
--------------------------------------------------------------------------------

FACE/SHARE
AMOUNT       SECURITY NAME                                                                                               VALUE
INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS - 100.96%
       N/A   WELLS FARGO ADVANTAGE INDEX PORTFOLIO                                                                  $ 1,746,751,618

TOTAL INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS (COST $1,225,083,191)                                               1,746,751,618
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $1,225,083,191)                              100.96%                                                          $ 1,746,751,618

OTHER ASSETS AND LIABILITIES, NET                   (0.96)                                                              (16,533,721)
                                                   ------                                                           ---------------

TOTAL NET ASSETS                                   100.00%                                                          $ 1,730,217,897
                                                   ======                                                           ===============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                           STATEMENT OF ASSETS AND LIABILITIES--
WELLS FARGO ADVANTAGE INDEX FUND                              SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

                                                                                                                         INDEX FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
   INVESTMENTS IN AFFILIATED MASTER PORTFOLIOS ................................................................   $   1,746,751,618
                                                                                                                  -----------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) ............................................................       1,746,751,618
                                                                                                                  -----------------
   CASH .......................................................................................................              25,000
   RECEIVABLE FOR FUND SHARES ISSUED ..........................................................................           2,097,722
   RECEIVABLE FROM INVESTMENT ADVISOR AND AFFILIATES ..........................................................              16,285
   PREPAID EXPENSES AND OTHER ASSETS ..........................................................................              41,254
                                                                                                                  -----------------
TOTAL ASSETS ..................................................................................................       1,748,931,879
                                                                                                                  =================

LIABILITIES
   PAYABLE FOR FUND SHARES REDEEMED ...........................................................................          18,539,621
   PAYABLE TO THE TRUSTEES AND SHAREHOLDER SERVICING AGENT ....................................................             174,361
                                                                                                                  -----------------
TOTAL LIABILITIES .............................................................................................          18,713,982
                                                                                                                  -----------------
TOTAL NET ASSETS ..............................................................................................   $   1,730,217,897
                                                                                                                  =================

NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------------
   PAID-IN CAPITAL ............................................................................................   $   1,178,205,747
   UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) .................................................................          19,949,475
   UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS ......................................................          10,394,248
   NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS, FOREIGN CURRENCIES AND TRANSLATION OF ASSETS AND
      LIABILITIES DENOMINATED IN FOREIGN CURRENCIES ...........................................................         521,668,427
                                                                                                                  -----------------
TOTAL NET ASSETS ..............................................................................................   $   1,730,217,897
                                                                                                                  =================

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
-----------------------------------------------------------------------------------------------------------------------------------
   NET ASSETS - ADMINISTRATOR CLASS ...........................................................................   $   1,590,044,850
   SHARES OUTSTANDING - ADMINISTRATOR CLASS ...................................................................          29,318,356
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - ADMINISTRATOR CLASS .........................................   $           54.23
   NET ASSETS - INVESTOR CLASS ................................................................................   $     140,173,047
   SHARES OUTSTANDING - INVESTOR CLASS ........................................................................           2,589,579
   NET ASSET VALUE AND OFFERING PRICE PER SHARE - INVESTOR CLASS ..............................................   $           54.13
                                                                                                                  -----------------
INVESTMENTS AT COST ...........................................................................................   $   1,225,083,191
                                                                                                                  =================

(1)   EACH FUND HAS AN UNLIMITED NUMBER OF AUTHORIZED SHARES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS--
FOR THE YEAR ENDED SEPTEMBER 30, 2006           WELLS FARGO ADVANTAGE INDEX FUND
--------------------------------------------------------------------------------

                                                                                                                         INDEX FUND
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

   DIVIDENDS ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS .....................................................   $       30,258,497
   INTEREST INCOME ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS ...............................................               52,840
   EXPENSES ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS ......................................................           (1,724,353)
   WAIVERS ALLOCATED FROM AFFILIATED MASTER PORTFOLIOS .......................................................               19,941
                                                                                                                 ------------------
TOTAL INVESTMENT INCOME ......................................................................................           28,606,925
                                                                                                                 ------------------

EXPENSES
   ADMINISTRATION FEES
      FUND LEVEL .............................................................................................              768,196
      ADMINISTRATOR CLASS ....................................................................................            1,392,714
      INVESTOR CLASS .........................................................................................              646,554
   SHAREHOLDER SERVICING FEES ................................................................................            1,751,911
   ACCOUNTING FEES ...........................................................................................               98,138
   PROFESSIONAL FEES .........................................................................................               23,592
   REGISTRATION FEES .........................................................................................               40,557
   SHAREHOLDER REPORTS .......................................................................................              118,336
   TRUSTEES' FEES ............................................................................................                8,618
   OTHER FEES AND EXPENSES ...................................................................................               38,336
                                                                                                                 ------------------
TOTAL EXPENSES ...............................................................................................            4,886,952
                                                                                                                 ------------------
LESS:
   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ..............................................................           (2,466,161)
   NET EXPENSES ..............................................................................................            2,420,791
                                                                                                                 ------------------
NET INVESTMENT INCOME (LOSS) .................................................................................           26,186,134
                                                                                                                 ------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) FROM:
   SECURITIES TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS ..................................................           39,281,087
   FUTURES TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS .....................................................           (1,116,004)
                                                                                                                 ------------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ....................................................................           38,165,083
                                                                                                                 ------------------

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
-----------------------------------------------------------------------------------------------------------------------------------
   SECURITIES TRANSACTIONS ALLOCATED FROM MASTER PORTFOLIOS ..................................................           87,935,157
   FORWARDS, FUTURES, OPTIONS, SWAPS AND SHORT SALES ALLOCATED FROM MASTER PORTFOLIOS ........................            4,121,034
                                                                                                                 ------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..........................................           92,056,191
                                                                                                                 ==================
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS .......................................................          130,221,274
                                                                                                                 ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..............................................   $      156,407,408
                                                                                                                 ==================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE INDEX FUND             STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                           INDEX FUND
                                                                                            ---------------------------------------
                                                                                                       FOR THE              FOR THE
                                                                                                    YEAR ENDED           YEAR ENDED
                                                                                            SEPTEMBER 30, 2006   SEPTEMBER 30, 2005
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS .................................................................   $    1,361,417,613   $    1,087,211,965

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) .........................................................           26,186,134           22,662,445
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ..............................................           38,165,083           39,248,528
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ..................           92,056,191          111,036,351
                                                                                            ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........................          156,407,408          172,947,324
                                                                                            ------------------   ------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME
   ADMINISTRATOR CLASS ..................................................................          (18,753,683)         (19,362,331)
   INVESTOR CLASS .......................................................................           (2,046,348)                   0
                                                                                            ------------------   ------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS .....................................................          (20,800,031)         (19,362,331)
                                                                                            ------------------   ------------------
CAPITAL SHARES TRANSACTIONS:
   PROCEEDS FROM SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) .............................        1,441,912,689          592,541,736
   REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) .........................           17,015,034           17,112,058
   COST OF SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) ...............................       (1,204,379,053)        (594,211,417)
                                                                                            ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS-
   ADMINISTRATOR CLASS ..................................................................          254,548,670           15,442,377
                                                                                            ------------------   ------------------
   PROCEEDS FROM SHARES SOLD - INVESTOR CLASS (NOTE 1) ..................................           27,256,306          130,248,594
   REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS (NOTE 1) ..............................            1,993,846                    0
   COST OF SHARES REDEEMED - INVESTOR CLASS (NOTE 1) ....................................          (50,605,915)         (25,070,316)
                                                                                            ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS-
   INVESTOR CLASS .......................................................................          (21,355,763)         105,178,278
                                                                                            ------------------   ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS .........          233,192,907          120,620,655
                                                                                            ==================   ==================
NET INCREASE (DECREASE) IN NET ASSETS ...................................................          368,800,284          274,205,648
                                                                                            ==================   ==================
ENDING NET ASSETS .......................................................................   $    1,730,217,897   $    1,361,417,613
                                                                                            ==================   ==================
SHARES ISSUED AND REDEEMED:
   SHARES SOLD - ADMINISTRATOR CLASS (NOTE 1) ...........................................           27,996,194           12,286,699
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - ADMINISTRATOR CLASS (NOTE 1) ........              336,133              357,768
   SHARES REDEEMED - ADMINISTRATOR CLASS (NOTE 1) .......................................          (23,348,035)         (12,356,816)
                                                                                            ------------------   ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - ADMINISTRATOR CLASS .....................            4,984,292              287,651
                                                                                            ------------------   ------------------
   SHARES SOLD - INVESTOR CLASS (NOTE 1) ................................................              530,062            3,520,398
   SHARES ISSUED IN REINVESTMENT OF DISTRIBUTIONS - INVESTOR CLASS (NOTE 1) .............               39,396                    0
   SHARES REDEEMED - INVESTOR CLASS (NOTE 1) ............................................             (984,706)            (515,571)
                                                                                            ------------------   ------------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING - INVESTOR CLASS ..........................             (415,248)           3,004,827
                                                                                            ------------------   ------------------
NET INCREASE (DECREASE) IN SHARES RESULTING FROM CAPITAL SHARE TRANSACTIONS .............            4,569,044            3,292,478
                                                                                            ==================   ==================
ENDING BALANCE OF UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) ............................   $       19,949,475   $       14,601,420
                                                                                            ==================   ==================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                        THIS PAGE IS INTENTIONALLY LEFT BLANK --

WELLS FARGO ADVANTAGE INDEX FUND                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                NET REALIZED
                                                     BEGINNING          NET              AND   DISTRIBUTIONS
                                                     NET ASSET   INVESTMENT       UNREALIZED        FROM NET
                                                     VALUE PER       INCOME   GAIN (LOSS) ON      INVESTMENT
                                                         SHARE       (LOSS)      INVESTMENTS          INCOME
-------------------------------------------------------------------------------------------------------------
INDEX FUND
-------------------------------------------------------------------------------------------------------------
ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ............      $49.80         0.88             4.31           (0.76)
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ............      $45.21         0.89             4.50           (0.80)
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ............      $40.33         0.65             4.81           (0.58)
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ............      $32.98         0.55             7.37           (0.57)
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ............      $42.00         0.51            (8.99)          (0.54)

INVESTOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ............      $49.75         0.78             4.30           (0.70)
APRIL 11, 2005(5) TO SEPTEMBER 30, 2005 ..........      $47.52         0.34             1.89            0.00

(1) DURING EACH PERIOD, VARIOUS FEES AND EXPENSES WERE WAIVED AND REIMBURSED AS INDICATED. THE RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS REFLECTS THE EXPENSE RATIO IN THE ABSENCE OF ANY WAIVERS AND REIMBURSEMENTS (NOTE
      3).

(2) TOTAL RETURN CALCULATIONS DO NOT INCLUDE ANY SALES CHARGES, AND WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED OR REIMBURSED DURING THE PERIODS SHOWN. RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

(3) PORTFOLIO TURNOVER RATE REPRESENTS THE ACTIVITY FROM THE FUND'S INVESTMENT IN A SINGLE PORTFOLIO.

(4)   INCLUDES NET EXPENSES ALLOCATED FROM THE PORTFOLIO IN WHICH THE FUND
      INVESTS.

(5)   COMMENCEMENT OF OPERATIONS.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                            WELLS FARGO ADVANTAGE INDEX FUND
--------------------------------------------------------------------------------

                                                DISTRIBUTIONS      ENDING          RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                                     FROM NET   NET ASSET   --------------------------------------------------------
                                                     REALIZED   VALUE PER   NET INVESTMENT         GROSS       EXPENSES          NET
                                                        GAINS       SHARE    INCOME (LOSS)   EXPENSES(4)         WAIVED  EXPENSES(4)
------------------------------------------------------------------------------------------------------------------------------------
INDEX FUND
------------------------------------------------------------------------------------------------------------------------------------

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ........           0.00      $54.23            1.72%         0.38%        (0.13)%        0.25%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ........           0.00      $49.80            1.87%         0.31%        (0.06)%        0.25%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ........           0.00      $45.21            1.49%         0.31%        (0.06)%        0.25%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ........           0.00      $40.33            1.58%         0.44%        (0.19)%        0.25%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ........           0.00      $32.98            1.28%         0.39%        (0.14)%        0.25%

INVESTOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ........           0.00      $54.13            1.53%         0.88%        (0.43)%        0.45%
APRIL 11, 2005(5) TO SEPTEMBER 30, 2005 ......           0.00      $49.75            1.36%         0.82%        (0.37)%        0.45%

                                                             PORTFOLIO     NET ASSETS AT
                                                     TOTAL    TURNOVER     END OF PERIOD
                                                 RETURN(2)     RATE(3)   (000'S OMITTED)
----------------------------------------------------------------------------------------
INDEX FUND
----------------------------------------------------------------------------------------

ADMINISTRATOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ........      10.52%          9%      $  1,590,045
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 ........      11.99%          8%      $  1,211,916
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 ........      13.57%          3%      $  1,087,212
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 ........      24.22%          3%      $    839,581
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 ........     (20.54)%         4%      $    596,168

INVESTOR CLASS
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 ........      10.31%          9%      $    140,173
APRIL 11, 2005(5) TO SEPTEMBER 30, 2005 ......       4.69%          8%      $    149,501

WELLS FARGO ADVANTAGE INDEX FUND                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust commenced operations on November 8, 1999, and at September 30, 2006, was comprised of 108 separate series (each, a "Fund", collectively, the "Funds"). These financial statements present the Index Fund. The Fund is a diversified series of the Trust.

      Effective April 11, 2005, the Wells Fargo Index Fund changed its name to the Wells Fargo Advantage Index Fund. Also at this time, the Institutional Class changed its name to the Administrator Class, and the Investor Class commenced operations.

      In August and September 2004, the Board of Trustees of the Trust and the Boards of Directors of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into the Funds.

      Effective at the close of business on April 8, 2005, the following Acquiring Fund ("Acquiring Fund") acquired substantially all of the net assets of the following Target Fund ("Target Fund") through a tax-free exchange under section 368 of the Internal Revenue Code. The following is a summary of shares outstanding and net assets immediately before and after the reorganization:

                                                                 (Before Reorganization)            (After Reorganization)
                                                       ------------------------------------------   ----------------------
                                                         (Target Fund)       (Acquiring Fund*)       WELLS FARGO ADVANTAGE
   Fund                                                Strong Index Fund   Wells Fargo Index Fund         INDEX FUND
--------------------------------------------------------------------------------------------------------------------------
   Shares:
--------------------------------------------------------------------------------------------------------------------------
      INSTITUTIONAL CLASS(1)                                         0              23,429,078                        0
--------------------------------------------------------------------------------------------------------------------------
      INVESTOR CLASS                                        11,405,812                       0                3,296,293
--------------------------------------------------------------------------------------------------------------------------
      ADMINISTRATOR CLASS                                            0                       0               23,429,078
--------------------------------------------------------------------------------------------------------------------------
   Net Assets:
--------------------------------------------------------------------------------------------------------------------------
      INSTITUTIONAL CLASS(1)                             $           0         $ 1,113,282,168          $             0
--------------------------------------------------------------------------------------------------------------------------
      INVESTOR CLASS                                       156,630,345                       0              156,630,345
--------------------------------------------------------------------------------------------------------------------------
      ADMINISTRATOR CLASS                                            0                       0            1,113,282,168
--------------------------------------------------------------------------------------------------------------------------
   Unrealized appreciation (depreciation)                $ (18,667,798)        $   358,573,035          $   339,905,237
--------------------------------------------------------------------------------------------------------------------------
   Accumulated net realized gains (losses)               $ (19,464,953)        $   (26,546,066)         $   (46,011,019)

*     Designates the accounting survivor.

(1) Effective at the close of business on April 8, 2005, the Institutional Class of the Wells Fargo Index Fund was renamed the Administrator Class of the Wells Fargo Advantage Index Fund.

      The separate classes of shares offered by the Fund differ principally in applicable sales charges, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

      The Index Fund seeks to achieve its investment objective by investing all investable assets in one or more separate diversified portfolios (each, a "Master Portfolio", collectively, the "Master Portfolios") of Wells Fargo Master Trust, a registered open-end management investment company. Each Master Portfolio directly acquires portfolio securities, and a Fund investing in a Master Portfolio acquires an indirect interest in those securities. Each Fund accounts for its investment in the Master Portfolios as partnership investments and records daily its share of the Master Portfolio income, expenses, and realized and unrealized gains and losses. The financial statements of the Master Portfolio in which the Index Fund invests are in this report and should be read in conjunction with the Fund's financial statements. The Fund owns the following percentage of the Master Portfolio in which it invests:

                                                                           Index
                                                                            Fund
--------------------------------------------------------------------------------
INDEX PORTFOLIO                                                              69%
--------------------------------------------------------------------------------

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

      The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

NOTES TO FINANCIAL STATEMENTS                   WELLS FARGO ADVANTAGE INDEX FUND
--------------------------------------------------------------------------------

      The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITY VALUATION

      Investments in the Master Portfolios are valued daily based upon each Fund's proportionate share of each Master Portfolio's net assets, which are also valued daily. Securities held in the Master Portfolios are valued as discussed in the Notes to Financial Statements of the Master Portfolios, which are included elsewhere in this report.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

      Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily.

      Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

DISTRIBUTIONS TO SHAREHOLDERS

      Net investment income, if any, is declared and distributed to shareholders annually. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

      For federal income tax purposes, a Fund may designate as capital gains distributions the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

      Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

      At September 30, 2006, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

                        Undistributed Net    Undistributed Net
Fund                    Investment Income   Realized Gain/Loss   Paid-in Capital
--------------------------------------------------------------------------------
INDEX FUND                  $(38,048)            $38,048                $0
--------------------------------------------------------------------------------

FEDERAL INCOME TAXES

      Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code (the "Code"), and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at September 30, 2006.

      At September 30, 2006, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were:

                                                                   Capital Loss
Fund                                               Year Expires   Carryforwards
-------------------------------------------------------------------------------
INDEX FUND                                             2008       $   1,128,849
                                                       2009          12,137,615
                                                       2010           2,154,234
                                                       2011             649,101
                                                       2012           2,439,923
-------------------------------------------------------------------------------

      The capital loss carryforwards may include capital losses acquired from a merger as discussed in Note 1. The yearly utilization of any acquired capital loss is limited by the Code.

3. EXPENSES
--------------------------------------------------------------------------------

ADVISORY FEES

      The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management.

      For each Fund that invests all of its assets in a single Master Portfolio, Funds Management does not currently receive investment advisory fees. Funds Management acts as adviser to the Master Portfolios, and is entitled to receive fees from the Master Portfolios for those services.

WELLS FARGO ADVANTAGE INDEX FUND                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      Each Fund that invests its assets in one or more of the Master Portfolios may withdraw its investments from its corresponding Master Portfolio(s) at any time if the Board of Trustees determines that it is in the best interest of the Fund to do so. Upon such redemption and subsequent direct investment in a portfolio of securities, Funds Management (and the corresponding subadviser, if any) may receive an investment advisory fee for the direct management of those assets.

ADMINISTRATION AND TRANSFER AGENT FEES

      The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive the following annual fees:

                                                                   Admin Fees
                                             Average Daily       (% of Average
                                               Net Assets      Daily Net Assets)
--------------------------------------------------------------------------------
FUND LEVEL                                  First $5 billion          0.05
                                             Next $5 billion          0.04
                                            Over $10 billion          0.03
--------------------------------------------------------------------------------
ADMINISTRATOR CLASS                                                   0.10
--------------------------------------------------------------------------------
INVESTOR CLASS                                                        0.45
--------------------------------------------------------------------------------

      The Trust has entered into an agreement with Boston Financial Data Services ("BFDS") as the transfer agent for the Trust. Transfer agent fees are paid by Funds Management and not by the Fund.

CUSTODY FEES

      The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services. WFB does not receive a custodial fee for any Fund that invests its assets solely in one or more Master Portfolios or other investment companies.

SHAREHOLDER SERVICING FEES

      The Trust has entered into contracts with one or more shareholder servicing agents, whereby the Fund is charged the following annual fees:

                                                                 % of Average
Share Class                                                    Daily Net Assets
--------------------------------------------------------------------------------
ADMINISTRATOR CLASS                                                  0.10
--------------------------------------------------------------------------------
INVESTOR CLASS                                                       0.25

      For the year ended September 30, 2006, shareholder servicing fees paid were as follows:

                                              Administrator        Investor
Fund                                             Class              Class
--------------------------------------------------------------------------------
INDEX FUND                                     $ 1,392,714         $ 359,197
--------------------------------------------------------------------------------

OTHER FEES

      PFPC, Inc. ("PFPC") serves as fund accountant for the Trust and is entitled to receive an annual asset-based fee and an annual fixed fee from each Fund. PFPC is also entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

WAIVED FEES AND REIMBURSED EXPENSES

      All amounts shown as waived fees or reimbursed expenses on the Statement of Operations, for the year ended September 30, 2006, were waived by Funds Management proportionately from all classes, first from advisory or administration fees, and then from any class specific expenses, if applicable. Funds Management has committed through January 31, 2008 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund(s). Net operating expense ratios during the period were as follows:

                                                Net Operating Expense Ratios
                                            ------------------------------------
                                              Administrator        Investor
Fund                                              Class              Class
--------------------------------------------------------------------------------
INDEX FUND                                        0.25%              0.45%
--------------------------------------------------------------------------------

4. INVESTMENT PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

      Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) and U.S. Government obligations for the year ended September 30, 2006, were as follows:

Fund                                       Purchases at Cost      Sales Proceeds
--------------------------------------------------------------------------------
INDEX FUND*                                  $ 277,655,681        $ 136,489,245
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS                   WELLS FARGO ADVANTAGE INDEX FUND
--------------------------------------------------------------------------------

* The Fund seeks to achieve its investment objective by investing some or all of its investable assets in one or more Master Portfolios. Purchases and sales related to these investments have been calculated by aggregating the results of multiplying such Fund's ownership percentage of the respective Master Portfolio by the corresponding Master Portfolio's purchases and sales.

5. BANK BORROWINGS
--------------------------------------------------------------------------------

      Wells Fargo Funds Trust and Wells Fargo Variable Trust (excluding the money market funds) share in a revolving Credit Agreement with The Bank of New York, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. The agreement permits borrowings of up to $150 million, collectively. Interest is charged to each Fund based on its borrowing at a rate equal to the Federal Funds Rate plus 0.40%. In addition, the Funds pay a quarterly commitment fee equal to 0.1% per annum of the credit line. For the year ended September 30, 2006, there were no borrowings under the agreement by the Index Fund.

6. DISTRIBUTION TO SHAREHOLDERS
--------------------------------------------------------------------------------

      The tax character of distributions paid during the years ended September 30, 2006 and September 30, 2005, was as follows:

                                                 Ordinary              Long-Term         Dividends Paid
                                                  Income             Capital Gain        on Redemptions      Total
Fund                                               2006                  2006                 2006            2006
----------------------------------------------------------------------------------------------------------------------
INDEX FUND                                     $20,800,031                $0                   $0         $ 20,800,031
----------------------------------------------------------------------------------------------------------------------

                                                 Ordinary              Long-Term         Dividends Paid
                                                  Income             Capital Gain        on Redemptions      Total
Fund                                               2005                  2005                 2005            2005
----------------------------------------------------------------------------------------------------------------------
INDEX FUND                                     $19,362,331                $0                   $0         $ 19,362,331
----------------------------------------------------------------------------------------------------------------------

      As of September 30, 2006, the components of distributable earnings on a tax basis are shown in the table below. The difference between book basis and tax basis appreciation is attributable to deferrals on wash sales and REIT adjustments.

                           Undistributed       Undistributed    Unrealized Appreciation    Capital Loss
Fund                      Ordinary Income     Long-Term Gain        (Depreciation)        Carryforward**      Total
----------------------------------------------------------------------------------------------------------------------
INDEX FUND***               $10,941,614        $9,462,845           $453,390,600          $(18,509,722)   $455,285,337
----------------------------------------------------------------------------------------------------------------------

 ** This amount includes the post-October loss, which will reverse on the first day of the following fiscal year.

***   The amounts shown are based on the Fund's tax year of May 31, 2006.

7. NEW ACCOUNTING PRONOUCEMENTS
--------------------------------------------------------------------------------

      In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006 (January 1, 2007 for calendar-year companies), with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. As of September 30, 2006, Management does not believe the impact of the adoption of FIN 48 will be material to the financial statements.

      In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2006, Management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

8. LEGAL AND REGULATORY MATTERS
--------------------------------------------------------------------------------

      In 2004, the predecessor Strong Funds' prior investment adviser and affiliates (collectively, "Strong") entered into agreements with certain regulators, including the Securities and Exchange Commission and the New York Attorney General ("NYAG"), to settle market-timing investigations. In the settlements, Strong agreed to pay investor restoration and civil penalties. Although some portion of these payments is likely to be distributed to predecessor Strong Fund shareholders, no determination has yet been made as to the distribution of these amounts, and the successor funds are not expected to receive any portion of these payments. The NYAG settlement imposed fee reductions across the predecessor fund complex (excluding money market funds and very short-term income funds) totaling at least $35 million by May 2009. Funds Management has agreed to honor these fee reductions for the benefit of shareholders across the successor funds. Although civil litigation against Strong and certain predecessor Strong Funds relating to these matters is continuing, neither the current adviser nor the successor funds is a party to any such suit.

                                                REPORT OF INDEPENDENT REGISTERED
WELLS FARGO ADVANTAGE INDEX FUND                          PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BOARD OF TRUSTEES AND SHAREHOLDERS OF
WELLS FARGO FUNDS TRUST:

      We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Index Fund, (the "Fund"), one of the Funds constituting the Wells Fargo Funds Trust, as of September 30, 2006, and the related statement of operations for the year then ended, statements of changes in net assets and the financial highlights for the periods presented. The financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with custodians and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Index Fund of the Wells Fargo Funds Trust as of September 30, 2006, the results of its operations, the changes in its net assets and its financial highlights for the periods presented, in conformity with U.S. generally accepted accounting principles.

                                                   /s/ KPMG LLP

Philadelphia, Pennsylvania
November 21, 2006

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES            SECURITY NAME                                                                                          VALUE
COMMON STOCKS - 99.38%

AMUSEMENT & RECREATION SERVICES - 0.22%
         39,117   HARRAH'S ENTERTAINMENT INCORPORATED                                                               $     2,598,542
         71,450   INTERNATIONAL GAME TECHNOLOGY                                                                           2,965,175

                                                                                                                          5,563,717
                                                                                                                    ---------------

APPAREL & ACCESSORY STORES - 0.41%
        113,368   GAP INCORPORATED                                                                                        2,148,324
         68,922   KOHL'S CORPORATION+                                                                                     4,474,416
         71,504   LIMITED BRANDS                                                                                          1,894,141
         48,080   NORDSTROM INCORPORATED                                                                                  2,033,784

                                                                                                                         10,550,665
                                                                                                                    ---------------

APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS - 0.12%
         23,751   JONES APPAREL GROUP INCORPORATED                                                                          770,482
         21,719   LIZ CLAIBORNE INCORPORATED                                                                                858,118
         18,680   VF CORPORATION                                                                                          1,362,706

                                                                                                                          2,991,306
                                                                                                                    ---------------

AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS - 0.07%
         32,282   AUTONATION INCORPORATED<<+                                                                                674,694
         11,104   AUTOZONE INCORPORATED<<+                                                                                1,147,043

                                                                                                                          1,821,737
                                                                                                                    ---------------

AUTOMOTIVE REPAIR, SERVICES & PARKING - 0.03%
         13,047   RYDER SYSTEM INCORPORATED                                                                                 674,269
                                                                                                                    ---------------

BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS - 0.24%
         24,951   CENTEX CORPORATION<<                                                                                    1,312,922
         57,346   D.R. HORTON INCORPORATED                                                                                1,373,437
         16,532   KB HOME                                                                                                   724,102
         29,137   LENNAR CORPORATION CLASS A<<                                                                            1,318,449
         44,560   PULTE HOMES INCORPORATED<<                                                                              1,419,682

                                                                                                                          6,148,592
                                                                                                                    ---------------

BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS - 1.02%
        434,513   HOME DEPOT INCORPORATED                                                                                15,759,787
        321,652   LOWE'S COMPANIES INCORPORATED                                                                           9,025,555
         23,722   SHERWIN-WILLIAMS COMPANY                                                                                1,323,213

                                                                                                                         26,108,555
                                                                                                                    ---------------

BUSINESS SERVICES - 6.15%
        121,926   ADOBE SYSTEMS INCORPORATED+                                                                             4,566,129
         24,961   AFFILIATED COMPUTER SERVICES INCORPORATED CLASS A+                                                      1,294,477
         48,776   AUTODESK INCORPORATED+                                                                                  1,696,429
        116,956   AUTOMATIC DATA PROCESSING INCORPORATED                                                                  5,536,697
         43,149   BMC SOFTWARE INCORPORATED<<+                                                                            1,174,516
         86,449   CA INCORPORATED<<                                                                                       2,047,977
         38,694   CITRIX SYSTEMS INCORPORATED+                                                                            1,401,110
         36,149   COMPUTER SCIENCES CORPORATION+                                                                          1,775,639

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES            SECURITY NAME                                                                                          VALUE
BUSINESS SERVICES (CONTINUED)
         78,421   COMPUWARE CORPORATION+                                                                            $       610,900
         29,228   CONVERGYS CORPORATION+                                                                                    603,558
        247,308   EBAY INCORPORATED+                                                                                      7,013,655
         64,557   ELECTRONIC ARTS INCORPORATED+                                                                           3,594,534
        108,966   ELECTRONIC DATA SYSTEMS CORPORATION                                                                     2,671,846
         26,657   EQUIFAX INCORPORATED                                                                                      978,578
        161,078   FIRST DATA CORPORATION                                                                                  6,765,276
         36,678   FISERV INCORPORATED+                                                                                    1,727,167
         44,850   GOOGLE INCORPORATED CLASS A+                                                                           18,025,215
         42,418   IMS HEALTH INCORPORATED                                                                                 1,130,016
         92,796   INTERPUBLIC GROUP OF COMPANIES INCORPORATED<<+                                                            918,680
         71,932   INTUIT INCORPORATED<<+                                                                                  2,308,298
        119,099   JUNIPER NETWORKS INCORPORATED<<+                                                                        2,058,031
      1,818,262   MICROSOFT CORPORATION                                                                                  49,693,100
         27,023   MONSTER WORLDWIDE INCORPORATED+                                                                           977,962
         37,934   NCR CORPORATION+                                                                                        1,497,634
         71,367   NOVELL INCORPORATED+                                                                                      436,766
         36,166   OMNICOM GROUP INCORPORATED                                                                              3,385,138
        849,116   ORACLE CORPORATION<<+                                                                                  15,063,318
         23,503   PARAMETRIC TECHNOLOGY CORPORATION+                                                                        410,366
         36,063   ROBERT HALF INTERNATIONAL INCORPORATED                                                                  1,225,060
        738,753   SUN MICROSYSTEMS INCORPORATED+                                                                          3,671,602
        208,239   SYMANTEC CORPORATION<<+                                                                                 4,431,326
         72,369   UNISYS CORPORATION+                                                                                       409,609
         51,605   VERISIGN INCORPORATED+                                                                                  1,042,421
        261,682   YAHOO! INCORPORATED<<+                                                                                  6,615,321

                                                                                                                        156,758,351
                                                                                                                    ---------------

CHEMICALS & ALLIED PRODUCTS - 10.00%
        321,626   ABBOTT LABORATORIES<<                                                                                  15,618,159
         46,384   AIR PRODUCTS & CHEMICALS INCORPORATED                                                                   3,078,506
         16,428   ALBERTO-CULVER COMPANY CLASS B                                                                            831,093
        246,423   AMGEN INCORPORATED+                                                                                    17,626,637
         19,873   AVERY DENNISON CORPORATION                                                                              1,195,758
         94,242   AVON PRODUCTS INCORPORATED                                                                              2,889,460
         22,376   BARR PHARMACEUTICALS INCORPORATED+                                                                      1,162,209
         72,331   BIOGEN IDEC INCORPORATED<<+                                                                             3,231,749
        413,987   BRISTOL-MYERS SQUIBB COMPANY                                                                           10,316,556
         31,820   CLOROX COMPANY                                                                                          2,004,660
        108,714   COLGATE-PALMOLIVE COMPANY                                                                               6,751,139
        201,955   DOW CHEMICAL COMPANY                                                                                    7,872,206
        194,051   E.I. DU PONT DE NEMOURS & COMPANY                                                                       8,313,145
         17,317   EASTMAN CHEMICAL COMPANY                                                                                  935,464
         37,609   ECOLAB INCORPORATED                                                                                     1,610,417
        207,030   ELI LILLY & COMPANY                                                                                    11,800,710
         27,195   ESTEE LAUDER COMPANIES INCORPORATED CLASS A                                                             1,096,774
         66,936   FOREST LABORATORIES INCORPORATED+                                                                       3,387,631
         55,023   GENZYME CORPORATION+                                                                                    3,712,402

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES            SECURITY NAME                                                                                          VALUE
CHEMICALS & ALLIED PRODUCTS (CONTINUED)
         96,172   GILEAD SCIENCES INCORPORATED<<+                                                                   $     6,607,016
         33,051   HOSPIRA INCORPORATED+                                                                                   1,264,862
         16,606   INTERNATIONAL FLAVORS & FRAGRANCES INCORPORATED                                                           656,601
         51,175   KING PHARMACEUTICALS INCORPORATED<<+                                                                      871,510
         50,403   MEDIMMUNE INCORPORATED+                                                                                 1,472,272
        458,108   MERCK & COMPANY INCORPORATED                                                                           19,194,725
        114,268   MONSANTO COMPANY                                                                                        5,371,739
         44,378   MYLAN LABORATORIES INCORPORATED                                                                           893,329
      1,534,962   PFIZER INCORPORATED                                                                                    43,531,522
         34,771   PPG INDUSTRIES INCORPORATED                                                                             2,332,439
         67,861   PRAXAIR INCORPORATED                                                                                    4,014,657
        668,404   PROCTER & GAMBLE COMPANY                                                                               41,427,680
         30,219   ROHM & HAAS COMPANY                                                                                     1,430,870
        311,841   SCHERING-PLOUGH CORPORATION                                                                             6,888,568
         13,972   SIGMA-ALDRICH CORPORATION                                                                               1,057,261
        283,281   WYETH                                                                                                  14,402,006

                                                                                                                        254,851,732
                                                                                                                    ---------------

COAL MINING - 0.05%
         38,598   CONSOL ENERGY INCORPORATED                                                                              1,224,715
                                                                                                                    ---------------

COMMUNICATIONS - 4.31%
         81,710   ALLTEL CORPORATION                                                                                      4,534,905
        817,676   AT&T INCORPORATED<<                                                                                    26,623,531
         96,198   AVAYA INCORPORATED+                                                                                     1,100,505
        382,252   BELLSOUTH CORPORATION                                                                                  16,341,273
         24,506   CENTURYTEL INCORPORATED                                                                                   972,153
        104,478   CLEAR CHANNEL COMMUNICATIONS INCORPORATED                                                               3,014,190
        440,565   COMCAST CORPORATION CLASS A<<+                                                                         16,234,820
         31,391   EMBARQ CORPORATION<<                                                                                    1,518,383
        336,907   QWEST COMMUNICATIONS INTERNATIONAL INCORPORATED<<+                                                      2,937,829
        628,899   SPRINT NEXTEL CORPORATION                                                                              10,785,618
         52,818   UNIVISION COMMUNICATIONS INCORPORATED CLASS A+                                                          1,813,770
        610,225   VERIZON COMMUNICATIONS INCORPORATED                                                                    22,657,654
         99,804   WINDSTREAM CORPORATION                                                                                  1,316,415

                                                                                                                        109,851,046
                                                                                                                    ---------------

DEPOSITORY INSTITUTIONS - 10.85%
         72,090   AMSOUTH BANCORPORATION                                                                                  2,093,494
        952,767   BANK OF AMERICA CORPORATION                                                                            51,039,728
        160,650   BANK OF NEW YORK COMPANY INCORPORATED                                                                   5,664,519
        113,055   BB&T CORPORATION                                                                                        4,949,548
      1,040,776   CITIGROUP INCORPORATED                                                                                 51,695,344
         34,147   COMERICA INCORPORATED                                                                                   1,943,647
         39,260   COMMERCE BANCORP INCORPORATED                                                                           1,441,235
         27,238   COMPASS BANCSHARES INCORPORATED                                                                         1,552,021
        117,445   FIFTH THIRD BANCORP                                                                                     4,472,306
         26,092   FIRST HORIZON NATIONAL CORPORATION                                                                        991,757

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES            SECURITY NAME                                                                                          VALUE
DEPOSITORY INSTITUTIONS (CONTINUED)
         55,955   GOLDEN WEST FINANCIAL CORPORATION                                                                 $     4,322,524
         50,004   HUNTINGTON BANCSHARES INCORPORATED                                                                      1,196,596
        730,788   JPMORGAN CHASE & COMPANY                                                                               34,317,804
         84,900   KEYCORP                                                                                                 3,178,656
         16,358   M&T BANK CORPORATION                                                                                    1,962,306
         53,533   MARSHALL & ILSLEY CORPORATION                                                                           2,579,220
         86,614   MELLON FINANCIAL CORPORATION                                                                            3,386,607
        127,332   NATIONAL CITY CORPORATION<<                                                                             4,660,351
         98,066   NORTH FORK BANCORPORATION INCORPORATED                                                                  2,808,610
         39,451   NORTHERN TRUST CORPORATION                                                                              2,305,122
         61,987   PNC FINANCIAL SERVICES GROUP                                                                            4,490,338
         95,711   REGIONS FINANCIAL CORPORATION<<                                                                         3,521,208
         75,495   SOVEREIGN BANCORP INCORPORATED<<                                                                        1,623,903
         69,710   STATE STREET CORPORATION                                                                                4,349,904
         76,797   SUNTRUST BANKS INCORPORATED                                                                             5,934,872
         68,213   SYNOVUS FINANCIAL CORPORATION                                                                           2,003,416
        374,125   US BANCORP                                                                                             12,428,433
        344,187   WACHOVIA CORPORATION<<                                                                                 19,205,635
        202,829   WASHINGTON MUTUAL INCORPORATED<<                                                                        8,816,977
        708,851   WELLS FARGO & COMPANY++                                                                                25,646,229
         22,457   ZIONS BANCORPORATION                                                                                    1,792,293

                                                                                                                        276,374,603
                                                                                                                    ---------------

EATING & DRINKING PLACES - 0.63%
         30,756   DARDEN RESTAURANTS INCORPORATED                                                                         1,306,207
        258,160   MCDONALD'S CORPORATION                                                                                 10,099,219
         24,771   WENDY'S INTERNATIONAL INCORPORATED                                                                      1,659,657
         56,991   YUM! BRANDS INCORPORATED<<                                                                              2,966,382

                                                                                                                         16,031,465
                                                                                                                    ---------------

EDUCATIONAL SERVICES - 0.06%
         29,460   APOLLO GROUP INCORPORATED CLASS A+                                                                      1,450,610
                                                                                                                    ---------------

ELECTRIC, GAS & SANITARY SERVICES - 3.90%
        139,240   AES CORPORATION+                                                                                        2,839,104
         34,648   ALLEGHENY ENERGY INCORPORATED+                                                                          1,391,810
         53,393   ALLIED WASTE INDUSTRIES INCORPORATED<<+                                                                   601,739
         43,338   AMEREN CORPORATION<<                                                                                    2,287,813
         82,937   AMERICAN ELECTRIC POWER COMPANY INCORPORATED                                                            3,016,419
         65,631   CENTERPOINT ENERGY INCORPORATED<<                                                                         939,836
         67,540   CITIZENS COMMUNICATIONS COMPANY<<                                                                         948,262
         46,647   CMS ENERGY CORPORATION<<+                                                                                 673,583
         51,885   CONSOLIDATED EDISON INCORPORATED<<                                                                      2,397,087
         37,821   CONSTELLATION ENERGY GROUP INCORPORATED<<                                                               2,239,003
         74,279   DOMINION RESOURCES INCORPORATED<<                                                                       5,681,601
         37,421   DTE ENERGY COMPANY<<                                                                                    1,553,346
        263,778   DUKE ENERGY CORPORATION<<                                                                               7,966,096
         79,623   DYNEGY INCORPORATED CLASS A+                                                                              441,111
         68,588   EDISON INTERNATIONAL                                                                                    2,856,004

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES            SECURITY NAME                                                                                          VALUE
ELECTRIC, GAS & SANITARY SERVICES (CONTINUED)
        146,508   EL PASO CORPORATION<<                                                                             $     1,998,369
         43,862   ENTERGY CORPORATION                                                                                     3,431,324
        140,937   EXELON CORPORATION                                                                                      8,532,326
         69,435   FIRSTENERGY CORPORATION                                                                                 3,878,639
         85,136   FPL GROUP INCORPORATED<<                                                                                3,831,120
         36,845   KEYSPAN CORPORATION<<                                                                                   1,515,803
         22,554   KINDER MORGAN INCORPORATED                                                                              2,364,787
          9,375   NICOR INCORPORATED                                                                                        400,875
         57,428   NISOURCE INCORPORATED                                                                                   1,248,485
          8,098   PEOPLES ENERGY CORPORATION                                                                                329,184
         73,273   PG&E CORPORATION                                                                                        3,051,820
         20,941   PINNACLE WEST CAPITAL CORPORATION                                                                         943,392
         80,203   PPL CORPORATION                                                                                         2,638,679
         53,333   PROGRESS ENERGY INCORPORATED<<                                                                          2,420,252
         52,991   PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED<<                                                          3,242,519
         54,989   SEMPRA ENERGY                                                                                           2,763,197
         43,976   TECO ENERGY INCORPORATED                                                                                  688,224
        156,262   THE SOUTHERN COMPANY<<                                                                                  5,384,789
         97,126   TXU CORPORATION                                                                                         6,072,318
        113,783   WASTE MANAGEMENT INCORPORATED                                                                           4,173,542
        125,425   WILLIAMS COMPANIES INCORPORATED                                                                         2,993,895
         85,462   XCEL ENERGY INCORPORATED<<                                                                              1,764,790

                                                                                                                         99,501,143
                                                                                                                    ---------------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 8.77%
         24,678   ADC TELECOMMUNICATIONS INCORPORATED<<+                                                                    370,170
        102,285   ADVANCED MICRO DEVICES INCORPORATED<<+                                                                  2,541,782
         75,637   ALTERA CORPORATION+                                                                                     1,390,208
         35,688   AMERICAN POWER CONVERSION CORPORATION<<                                                                   783,708
         74,280   ANALOG DEVICES INCORPORATED                                                                             2,183,089
         98,722   BROADCOM CORPORATION CLASS A+                                                                           2,995,225
         17,776   CIENA CORPORATION+                                                                                        484,384
      1,285,117   CISCO SYSTEMS INCORPORATED+                                                                            29,557,691
         42,525   COMVERSE TECHNOLOGY INCORPORATED<<+                                                                       911,736
         19,269   COOPER INDUSTRIES LIMITED CLASS A                                                                       1,642,104
         85,826   EMERSON ELECTRIC COMPANY                                                                                7,197,368
         85,400   FREESCALE SEMICONDUCTOR INCORPORATED CLASS B+                                                           3,246,053
      2,173,226   GENERAL ELECTRIC COMPANY                                                                               76,714,878
         13,720   HARMAN INTERNATIONAL INDUSTRIES INCORPORATED                                                            1,144,797
      1,214,253   INTEL CORPORATION                                                                                      24,977,184
         38,880   JABIL CIRCUIT INCORPORATED                                                                              1,110,802
        354,690   JDS UNIPHASE CORPORATION<<+                                                                               776,771
         41,910   KLA-TENCOR CORPORATION<<                                                                                1,863,738
         25,899   L-3 COMMUNICATIONS HOLDINGS INCORPORATED                                                                2,028,669
         63,416   LINEAR TECHNOLOGY CORPORATION                                                                           1,973,506
         84,119   LSI LOGIC CORPORATION+                                                                                    691,458
        943,533   LUCENT TECHNOLOGIES INCORPORATED<<+                                                                     2,207,867
         67,510   MAXIM INTEGRATED PRODUCTS INCORPORATED<<                                                                1,895,006

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES            SECURITY NAME                                                                                         VALUE
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT (CONTINUED)
        153,651   MICRON TECHNOLOGY INCORPORATED+                                                                   $     2,673,527
         29,771   MOLEX INCORPORATED                                                                                      1,160,176
        515,770   MOTOROLA INCORPORATED                                                                                  12,894,250
         62,665   NATIONAL SEMICONDUCTOR CORPORATION                                                                      1,474,507
         78,399   NETWORK APPLIANCE INCORPORATED<<+                                                                       2,901,547
         25,944   NOVELLUS SYSTEMS INCORPORATED<<+                                                                          717,611
         74,209   NVIDIA CORPORATION+                                                                                     2,195,844
         43,996   PMC-SIERRA INCORPORATED<<+                                                                                261,336
         33,542   QLOGIC CORPORATION+                                                                                       633,944
        347,749   QUALCOMM INCORPORATED                                                                                  12,640,676
         36,084   ROCKWELL COLLINS INCORPORATED                                                                           1,978,847
        112,169   SANMINA-SCI CORPORATION+                                                                                  419,512
         94,247   TELLABS INCORPORATED+                                                                                   1,032,947
        322,632   TEXAS INSTRUMENTS INCORPORATED                                                                         10,727,514
         16,467   WHIRLPOOL CORPORATION                                                                                   1,385,039
         71,548   XILINX INCORPORATED                                                                                     1,570,479

                                                                                                                        223,355,950
                                                                                                                    ---------------

ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES - 0.37%
         18,438   FLUOR CORPORATION                                                                                       1,417,698
         49,849   MOODY'S CORPORATION                                                                                     3,259,128
         71,258   PAYCHEX INCORPORATED                                                                                    2,625,857
         34,029   QUEST DIAGNOSTICS INCORPORATED                                                                          2,081,214

                                                                                                                          9,383,897
                                                                                                                    ---------------

FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT - 0.31%
         21,936   BALL CORPORATION                                                                                          887,311
         31,751   FORTUNE BRANDS INCORPORATED                                                                             2,384,818
         88,466   ILLINOIS TOOL WORKS INCORPORATED                                                                        3,972,123
         12,220   SNAP-ON INCORPORATED<<                                                                                    544,401

                                                                                                                          7,788,653
                                                                                                                    ---------------

FINANCIAL SERVICES - 0.03%
         43,507   JANUS CAPITAL GROUP INCORPORATED                                                                          857,958
                                                                                                                    ---------------

FOOD & KINDRED PRODUCTS - 3.22%
        161,826   ANHEUSER-BUSCH COMPANIES INCORPORATED                                                                   7,688,353
        138,038   ARCHER-DANIELS-MIDLAND COMPANY                                                                          5,228,879
         48,547   CAMPBELL SOUP COMPANY                                                                                   1,771,966
         58,018   COCA-COLA ENTERPRISES INCORPORATED                                                                      1,208,515
        107,539   CONAGRA FOODS INCORPORATED<<                                                                            2,632,555
         44,394   CONSTELLATION BRANDS INCORPORATED CLASS A<<+                                                            1,277,659
         74,272   GENERAL MILLS INCORPORATED                                                                              4,203,795
         69,781   H.J. HEINZ COMPANY                                                                                      2,925,917
         23,858   HERCULES INCORPORATED+                                                                                    376,241
         36,972   HERSHEY FOODS CORPORATION                                                                               1,976,153
         52,613   KELLOGG COMPANY                                                                                         2,605,396
         27,754   MCCORMICK & COMPANY INCORPORATED                                                                        1,054,097
          9,610   MOLSON COORS BREWING COMPANY<<                                                                            662,129

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES            SECURITY NAME                                                                                         VALUE
FOOD & KINDRED PRODUCTS (CONTINUED)
         28,596   PEPSI BOTTLING GROUP INCORPORATED                                                                 $     1,015,158
        347,072   PEPSICO INCORPORATED                                                                                   22,649,919
        160,020   SARA LEE CORPORATION<<                                                                                  2,571,521
        429,015   THE COCA-COLA COMPANY                                                                                  19,168,390
         53,041   TYSON FOODS INCORPORATED CLASS A<<                                                                        842,291
         46,155   WM. WRIGLEY JR. COMPANY                                                                                 2,125,899

                                                                                                                         81,984,833
                                                                                                                    ---------------

FOOD STORES - 0.53%
        152,100   KROGER COMPANY                                                                                          3,519,594
         93,595   SAFEWAY INCORPORATED                                                                                    2,840,608
        159,163   STARBUCKS CORPORATION<<+                                                                                5,419,500
         29,720   WHOLE FOODS MARKET INCORPORATED<<                                                                       1,766,260

                                                                                                                         13,545,962
                                                                                                                    ---------------

FORESTRY - 0.12%
         51,839   WEYERHAEUSER COMPANY                                                                                    3,189,654
                                                                                                                    ---------------

FURNITURE & FIXTURES - 0.19%
         38,031   LEGGETT & PLATT INCORPORATED                                                                              951,916
         83,806   MASCO CORPORATION                                                                                       2,297,961
         58,291   NEWELL RUBBERMAID INCORPORATED<<                                                                        1,650,801

                                                                                                                          4,900,678
                                                                                                                    ---------------

GENERAL MERCHANDISE STORES - 2.02%
         22,918   BIG LOTS INCORPORATED<<+                                                                                  454,006
         65,672   DOLLAR GENERAL CORPORATION                                                                                895,109
         31,921   FAMILY DOLLAR STORES INCORPORATED                                                                         933,370
        114,424   FEDERATED DEPARTMENT STORES INCORPORATED                                                                4,944,261
         47,199   JC PENNEY COMPANY INCORPORATED                                                                          3,227,940
         17,510   SEARS HOLDINGS CORPORATION<<+                                                                           2,768,156
        180,768   TARGET CORPORATION                                                                                      9,987,432
         94,626   TJX COMPANIES INCORPORATED                                                                              2,652,367
        517,810   WAL-MART STORES INCORPORATED                                                                           25,538,389

                                                                                                                         51,401,030
                                                                                                                    ---------------

HEALTH SERVICES - 0.57%
         89,870   CAREMARK RX INCORPORATED                                                                                5,092,933
         89,241   HCA INCORPORATED                                                                                        4,452,233
         50,583   HEALTH MANAGEMENT ASSOCIATES INCORPORATED CLASS A                                                       1,057,185
         26,356   LABORATORY CORPORATION OF AMERICA HOLDINGS<<+                                                           1,728,163
         15,506   MANOR CARE INCORPORATED<<                                                                                 810,654
         99,218   TENET HEALTHCARE CORPORATION+                                                                             807,635
         21,518   WATSON PHARMACEUTICALS INCORPORATED+                                                                      563,126

                                                                                                                         14,511,929
                                                                                                                    ---------------

HOLDING & OTHER INVESTMENT OFFICES - 1.08%
         20,497   APARTMENT INVESTMENT & MANAGEMENT COMPANY CLASS A                                                       1,115,242
         45,102   ARCHSTONE-SMITH TRUST                                                                                   2,455,353

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES            SECURITY NAME                                                                                          VALUE
HOLDING & OTHER INVESTMENT OFFICES (CONTINUED)
         24,061   BOSTON PROPERTIES INCORPORATED                                                                    $     2,486,464
         73,706   EQUITY OFFICE PROPERTIES TRUST                                                                          2,930,551
         61,250   EQUITY RESIDENTIAL<<                                                                                    3,098,025
         45,593   KIMCO REALTY CORPORATION                                                                                1,954,572
         37,727   PLUM CREEK TIMBER COMPANY                                                                               1,284,227
         51,600   PROLOGIS                                                                                                2,944,296
         25,527   PUBLIC STORAGE INCORPORATED                                                                             2,195,067
         46,559   SIMON PROPERTY GROUP INCORPORATED<<                                                                     4,219,177
         25,657   VORNADO REALTY TRUST<<                                                                                  2,796,613

                                                                                                                         27,479,587
                                                                                                                    ---------------

HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 0.32%
         59,412   BED BATH & BEYOND INCORPORATED+                                                                         2,273,103
         85,589   BEST BUY COMPANY INCORPORATED                                                                           4,584,147
         29,681   CIRCUIT CITY STORES INCORPORATED                                                                          745,290
         28,568   RADIO SHACK CORPORATION<<                                                                                 551,362

                                                                                                                          8,153,902
                                                                                                                    ---------------

HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES - 0.35%
         81,214   HILTON HOTELS CORPORATION<<                                                                             2,261,810
         72,333   MARRIOTT INTERNATIONAL INCORPORATED CLASS A                                                             2,794,947
         45,851   STARWOOD HOTELS & RESORTS WORLDWIDE INCORPORATED                                                        2,622,219
         42,179   WYNDHAM WORLDWIDE CORPORATION+                                                                          1,179,747

                                                                                                                          8,858,723
                                                                                                                    ---------------

INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT - 5.42%
        158,567   3M COMPANY                                                                                             11,800,556
         36,732   AMERICAN STANDARD COMPANIES INCORPORATED                                                                1,541,642
        179,045   APPLE COMPUTER INCORPORATED+                                                                           13,791,836
        292,388   APPLIED MATERIALS INCORPORATED<<                                                                        5,184,039
         69,249   BAKER HUGHES INCORPORATED                                                                               4,722,782
         15,588   BLACK & DECKER CORPORATION<<                                                                            1,236,908
        138,045   CATERPILLAR INCORPORATED                                                                                9,083,361
         11,064   CUMMINS INCORPORATED<<                                                                                  1,319,161
         48,670   DEERE & COMPANY                                                                                         4,083,900
        478,209   DELL INCORPORATED<<+                                                                                   10,922,294
         42,845   DOVER CORPORATION                                                                                       2,032,567
         31,577   EATON CORPORATION                                                                                       2,174,076
        483,867   EMC CORPORATION+                                                                                        5,796,727
        576,592   HEWLETT-PACKARD COMPANY                                                                                21,155,160
         67,731   INGERSOLL-RAND COMPANY CLASS A<<                                                                        2,572,423
        320,370   INTERNATIONAL BUSINESS MACHINES CORPORATION                                                            26,251,118
         21,112   LEXMARK INTERNATIONAL INCORPORATED+                                                                     1,217,318
         36,919   NATIONAL-OILWELL VARCO INCORPORATED<<+                                                                  2,161,607
         26,279   PALL CORPORATION                                                                                          809,656
         25,307   PARKER HANNIFIN CORPORATION                                                                             1,967,113
         46,636   PITNEY BOWES INCORPORATED                                                                               2,069,239
         41,251   SANDISK CORPORATION<<+                                                                                  2,208,579

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES            SECURITY NAME                                                                                          VALUE
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT (CONTINUED)
         42,201   SMITH INTERNATIONAL INCORPORATED                                                                  $     1,637,399
        192,528   SOLECTRON CORPORATION+                                                                                    627,641
         17,034   STANLEY WORKS                                                                                             849,145
         53,457   SYMBOL TECHNOLOGIES INCORPORATED<<                                                                        794,371

                                                                                                                        138,010,618
                                                                                                                    ---------------

INSURANCE AGENTS, BROKERS & SERVICE - 0.36%
         66,200   AON CORPORATION<<                                                                                       2,242,194
         34,748   HUMANA INCORPORATED+                                                                                    2,296,495
        115,866   MARSH & MCLENNAN COMPANIES INCORPORATED                                                                 3,261,628
         72,105   UNUMPROVIDENT CORPORATION                                                                               1,398,116

                                                                                                                          9,198,433
                                                                                                                    ---------------

INSURANCE CARRIERS - 5.80%
         68,456   ACE LIMITED                                                                                             3,746,597
        115,299   AETNA INCORPORATED                                                                                      4,560,075
        104,477   AFLAC INCORPORATED                                                                                      4,780,868
        132,520   ALLSTATE CORPORATION                                                                                    8,312,980
         22,297   AMBAC FINANCIAL GROUP INCORPORATED                                                                      1,845,077
        547,079   AMERICAN INTERNATIONAL GROUP INCORPORATED                                                              36,249,455
         86,481   CHUBB CORPORATION                                                                                       4,493,553
         23,344   CIGNA CORPORATION                                                                                       2,715,374
         36,466   CINCINNATI FINANCIAL CORPORATION                                                                        1,752,556
         95,784   GENWORTH FINANCIAL INCORPORATED                                                                         3,353,398
         64,048   HARTFORD FINANCIAL SERVICES GROUP INCORPORATED                                                          5,556,164
         60,445   LINCOLN NATIONAL CORPORATION                                                                            3,752,426
         96,224   LOEWS CORPORATION                                                                                       3,646,890
         28,368   MBIA INCORPORATED<<                                                                                     1,742,930
        159,863   METLIFE INCORPORATED                                                                                    9,061,035
         17,780   MGIC INVESTMENT CORPORATION<<                                                                           1,066,267
         56,689   PRINCIPAL FINANCIAL GROUP INCORPORATED                                                                  3,077,079
        162,566   PROGRESSIVE CORPORATION                                                                                 3,989,370
        102,099   PRUDENTIAL FINANCIAL INCORPORATED                                                                       7,785,049
         24,494   SAFECO CORPORATION                                                                                      1,443,431
        145,451   ST. PAUL TRAVELERS COMPANIES INCORPORATED                                                               6,820,197
         20,827   TORCHMARK CORPORATION                                                                                   1,314,392
        283,563   UNITEDHEALTH GROUP INCORPORATED                                                                        13,951,300
        130,476   WELLPOINT INCORPORATED+                                                                                10,053,176
         37,954   XL CAPITAL LIMITED CLASS A                                                                              2,607,440

                                                                                                                        147,677,079
                                                                                                                    ---------------

LEATHER & LEATHER PRODUCTS - 0.10%
         77,020   COACH INCORPORATED+                                                                                     2,649,488
                                                                                                                    ---------------

LUMBER & WOOD PRODUCTS, EXCEPT FURNITURE - 0.02%
         22,149   LOUISIANA-PACIFIC CORPORATION                                                                             415,737
                                                                                                                    ---------------

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES            SECURITY NAME                                                                                         VALUE
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 2.62%
         86,033   AGILENT TECHNOLOGIES INCORPORATED+                                                                $     2,812,419
         31,745   ALLERGAN INCORPORATED                                                                                   3,574,804
         38,365   APPLERA CORPORATION-APPLIED BIOSYSTEMS GROUP                                                            1,270,265
         11,319   BAUSCH & LOMB INCORPORATED<<                                                                              567,421
        137,337   BAXTER INTERNATIONAL INCORPORATED                                                                       6,243,340
         51,511   BECTON DICKINSON & COMPANY                                                                              3,640,282
         51,540   BIOMET INCORPORATED                                                                                     1,659,073
        247,977   BOSTON SCIENTIFIC CORPORATION+                                                                          3,667,584
         21,791   C.R. BARD INCORPORATED<<                                                                                1,634,325
         49,812   DANAHER CORPORATION                                                                                     3,420,590
         60,471   EASTMAN KODAK COMPANY<<                                                                                 1,354,550
         26,191   FISHER SCIENTIFIC INTERNATIONAL INCORPORATED<<+                                                         2,049,184
        241,954   MEDTRONIC INCORPORATED                                                                                 11,236,344
         11,216   MILLIPORE CORPORATION<<+                                                                                  687,541
         26,439   PERKINELMER INCORPORATED                                                                                  500,490
         94,462   RAYTHEON COMPANY                                                                                        4,535,121
         37,037   ROCKWELL AUTOMATION INCORPORATED                                                                        2,151,850
         74,238   ST. JUDE MEDICAL INCORPORATED+                                                                          2,619,859
         62,478   STRYKER CORPORATION<<                                                                                   3,098,284
         17,624   TEKTRONIX INCORPORATED                                                                                    509,862
         41,473   TERADYNE INCORPORATED<<+                                                                                  545,785
         33,175   THERMO ELECTRON CORPORATION<<+                                                                          1,304,773
         21,566   WATERS CORPORATION+                                                                                       976,508
        205,929   XEROX CORPORATION+                                                                                      3,204,255
         51,101   ZIMMER HOLDINGS INCORPORATED+                                                                           3,449,318

                                                                                                                         66,713,827
                                                                                                                    ---------------

MEDICAL MANAGEMENT SERVICES - 0.07%
         33,450   COVENTRY HEALTH CARE INCORPORATED+                                                                      1,723,344
                                                                                                                    ---------------

METAL MINING - 0.39%
         41,357   FREEPORT-MCMORAN COPPER & GOLD INCORPORATED CLASS B                                                     2,202,674
         94,663   NEWMONT MINING CORPORATION                                                                              4,046,843
         42,940   PHELPS DODGE CORPORATION                                                                                3,637,018

                                                                                                                          9,886,535
                                                                                                                    ---------------

MINING & QUARRYING OF NONMETALLIC MINERALS, EXCEPT FUELS - 0.06%
         20,313   VULCAN MATERIALS COMPANY                                                                                1,589,492
                                                                                                                    ---------------

MISCELLANEOUS MANUFACTURING INDUSTRIES - 2.17%
         34,436   HASBRO INCORPORATED                                                                                       783,419
        615,762   JOHNSON & JOHNSON                                                                                      39,987,584
         79,575   MATTEL INCORPORATED                                                                                     1,567,628
         29,082   TIFFANY & COMPANY                                                                                         965,522
        424,128   TYCO INTERNATIONAL LIMITED                                                                             11,871,343

                                                                                                                         55,175,496
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES            SECURITY NAME                                                                                         VALUE
MISCELLANEOUS RETAIL - 1.20%
         66,145   AMAZON.COM INCORPORATED<<+                                                                        $     2,124,577
         98,515   COSTCO WHOLESALE CORPORATION<<                                                                          4,894,225
        172,921   CVS CORPORATION                                                                                         5,554,223
         12,727   DILLARDS INCORPORATED CLASS A                                                                             416,555
         28,998   EXPRESS SCRIPTS INCORPORATED+                                                                           2,189,059
         59,634   OFFICE DEPOT INCORPORATED+                                                                              2,367,470
        152,938   STAPLES INCORPORATED                                                                                    3,720,982
        212,200   WALGREEN COMPANY                                                                                        9,419,558

                                                                                                                         30,686,649
                                                                                                                    ---------------

MOTION PICTURES - 1.53%
        491,908   NEWS CORPORATION CLASS A<<                                                                              9,665,992
        856,157   TIME WARNER INCORPORATED<<                                                                             15,607,742
        440,007   WALT DISNEY COMPANY<<                                                                                  13,600,616

                                                                                                                         38,874,350
                                                                                                                    ---------------

MOTOR FREIGHT TRANSPORTATION & WAREHOUSING - 0.64%
        227,570   UNITED PARCEL SERVICE INCORPORATED CLASS B                                                             16,371,386
                                                                                                                    ---------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 2.02%
        255,746   AMERICAN EXPRESS COMPANY                                                                               14,342,236
         64,444   CAPITAL ONE FINANCIAL CORPORATION<<                                                                     5,069,165
         41,858   CIT GROUP INCORPORATED                                                                                  2,035,555
        128,839   COUNTRYWIDE FINANCIAL CORPORATION                                                                       4,514,519
        203,758   FANNIE MAE                                                                                             11,392,110
        145,466   FREDDIE MAC                                                                                             9,648,760
         86,319   SLM CORPORATION                                                                                         4,486,862

                                                                                                                         51,489,207
                                                                                                                    ---------------

OIL & GAS EXTRACTION - 2.67%
         96,725   ANADARKO PETROLEUM CORPORATION<<                                                                        4,239,457
         69,310   APACHE CORPORATION                                                                                      4,380,392
         62,976   BJ SERVICES COMPANY                                                                                     1,897,467
         79,656   CHESAPEAKE ENERGY CORPORATION                                                                           2,308,431
         92,848   DEVON ENERGY CORPORATION                                                                                5,863,351
         51,073   EOG RESOURCES INCORPORATED                                                                              3,322,299
        217,073   HALLIBURTON COMPANY<<                                                                                   6,175,727
         66,529   NABORS INDUSTRIES LIMITED<<+                                                                            1,979,238
         28,872   NOBLE CORPORATION                                                                                       1,853,005
        181,366   OCCIDENTAL PETROLEUM CORPORATION<<                                                                      8,725,518
         23,240   ROWAN COMPANIES INCORPORATED<<                                                                            735,081
        249,258   SCHLUMBERGER LIMITED<<                                                                                 15,461,474
         66,327   TRANSOCEAN INCORPORATED+                                                                                4,857,126
         72,839   WEATHERFORD INTERNATIONAL LIMITED+                                                                      3,038,843
         76,992   XTO ENERGY INCORPORATED                                                                                 3,243,673

                                                                                                                         68,081,082
                                                                                                                    ---------------

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES            SECURITY NAME                                                                                          VALUE
PAPER & ALLIED PRODUCTS - 0.54%
         22,069   BEMIS COMPANY INCORPORATED                                                                        $       725,187
         95,701   INTERNATIONAL PAPER COMPANY<<                                                                           3,314,126
         96,459   KIMBERLY-CLARK CORPORATION                                                                              6,304,560
         38,140   MEADWESTVACO CORPORATION                                                                                1,011,091
         15,619   OFFICEMAX INCORPORATED                                                                                    636,318
         29,047   PACTIV CORPORATION+                                                                                       825,516
         22,893   TEMPLE-INLAND INCORPORATED<<                                                                              918,009

                                                                                                                         13,734,807
                                                                                                                    ---------------

PERSONAL SERVICES - 0.10%
         28,748   CINTAS CORPORATION                                                                                      1,173,781
         67,719   H & R BLOCK INCORPORATED                                                                                1,472,211

                                                                                                                          2,645,992
                                                                                                                    ---------------

PETROLEUM REFINING & RELATED INDUSTRIES - 6.03%
         13,321   ASHLAND INCORPORATED                                                                                      849,613
        462,710   CHEVRON CORPORATION                                                                                    30,011,371
        346,888   CONOCOPHILLIPS<<                                                                                       20,650,243
      1,251,505   EXXON MOBIL CORPORATION                                                                                83,975,986
         50,787   HESS CORPORATION<<                                                                                      2,103,598
         75,399   MARATHON OIL CORPORATION                                                                                5,798,183
         39,332   MURPHY OIL CORPORATION                                                                                  1,870,237
         27,453   SUNOCO INCORPORATED                                                                                     1,707,302
        129,017   VALERO ENERGY CORPORATION                                                                               6,640,505

                                                                                                                        153,607,038
                                                                                                                    ---------------

PRIMARY METAL INDUSTRIES - 0.44%
        182,493   ALCOA INCORPORATED                                                                                      5,117,104
         21,176   ALLEGHENY TECHNOLOGIES INCORPORATED                                                                     1,316,935
         64,905   NUCOR CORPORATION                                                                                       3,212,148
         25,909   UNITED STATES STEEL CORPORATION                                                                         1,494,431

                                                                                                                         11,140,618
                                                                                                                    ---------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES - 0.88%
        164,335   CBS CORPORATION CLASS B<<                                                                               4,629,317
         13,680   DOW JONES & COMPANY INCORPORATED<<                                                                        458,827
         17,543   E.W. SCRIPPS COMPANY CLASS A                                                                              840,836
         49,760   GANNETT COMPANY INCORPORATED                                                                            2,827,861
         74,080   MCGRAW-HILL COMPANIES INCORPORATED                                                                      4,298,862
          8,197   MEREDITH CORPORATION                                                                                      404,358
         30,416   NEW YORK TIMES COMPANY CLASS A<<                                                                          698,960
         45,534   RR DONNELLEY & SONS COMPANY                                                                             1,500,801
         40,133   TRIBUNE COMPANY<<                                                                                       1,313,152
        149,352   VIACOM INCORPORATED CLASS B<<+                                                                          5,552,907

                                                                                                                         22,525,881
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES            SECURITY NAME                                                                                         VALUE
RAILROAD TRANSPORTATION - 0.69%
         76,198   BURLINGTON NORTHERN SANTA FE CORPORATION                                                          $     5,595,981
         93,369   CSX CORPORATION                                                                                         3,065,304
         87,115   NORFOLK SOUTHERN CORPORATION<<                                                                          3,837,416
         56,702   UNION PACIFIC CORPORATION                                                                               4,989,776

                                                                                                                         17,488,477
                                                                                                                    ---------------

REAL ESTATE - 0.04%
         44,935   REALOGY CORPORATION+                                                                                    1,019,126
                                                                                                                    ---------------

RUBBER & MISCELLANEOUS PLASTICS PRODUCTS - 0.06%
         17,066   SEALED AIR CORPORATION                                                                                    923,612
         37,326   THE GOODYEAR TIRE & RUBBER COMPANY<<+                                                                     541,227

                                                                                                                          1,464,839
                                                                                                                    ---------------

SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES - 3.14%
         51,314   AMERIPRISE FINANCIAL INCORPORATED                                                                       2,406,627
         25,341   BEAR STEARNS COMPANIES INCORPORATED                                                                     3,550,274
        217,699   CHARLES SCHWAB CORPORATION                                                                              3,896,812
          7,488   CHICAGO MERCANTILE EXCHANGE                                                                             3,581,136
         89,930   E*TRADE FINANCIAL CORPORATION+                                                                          2,151,126
         19,070   FEDERATED INVESTORS INCORPORATED CLASS B                                                                  644,757
         35,093   FRANKLIN RESOURCES INCORPORATED                                                                         3,711,085
         90,878   GOLDMAN SACHS GROUP INCORPORATED                                                                       15,373,831
         27,608   LEGG MASON INCORPORATED                                                                                 2,784,543
        113,091   LEHMAN BROTHERS HOLDINGS INCORPORATED                                                                   8,352,901
        186,616   MERRILL LYNCH & COMPANY INCORPORATED                                                                   14,597,104
        225,663   MORGAN STANLEY                                                                                         16,453,089
         55,087   T. ROWE PRICE GROUP INCORPORATED<<                                                                      2,635,913

                                                                                                                         80,139,198
                                                                                                                    ---------------

STONE, CLAY, GLASS & CONCRETE PRODUCTS - 0.31%
        328,357   CORNING INCORPORATED+                                                                                   8,015,194
                                                                                                                    ---------------

TOBACCO PRODUCTS - 1.48%
        440,704   ALTRIA GROUP INCORPORATED                                                                              33,735,891
         36,085   REYNOLDS AMERICAN INCORPORATED<<                                                                        2,236,187
         33,856   UST INCORPORATED<<                                                                                      1,856,324

                                                                                                                         37,828,402
                                                                                                                    ---------------

TRANSPORTATION BY AIR - 0.38%
         64,504   FEDEX CORPORATION<<                                                                                     7,010,295
        165,481   SOUTHWEST AIRLINES COMPANY                                                                              2,756,913

                                                                                                                          9,767,208
                                                                                                                    ---------------

TRANSPORTATION EQUIPMENT - 2.97%
        167,340   BOEING COMPANY                                                                                         13,194,759
         19,520   BRUNSWICK CORPORATION                                                                                     608,829
        395,981   FORD MOTOR COMPANY<<                                                                                    3,203,486
         84,923   GENERAL DYNAMICS CORPORATION                                                                            6,086,431

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

SHARES            SECURITY NAME                                                                                         VALUE
TRANSPORTATION EQUIPMENT (CONTINUED)
        119,069   GENERAL MOTORS CORPORATION<<                                                                      $     3,960,235
         36,062   GENUINE PARTS COMPANY                                                                                   1,555,354
         26,254   GOODRICH CORPORATION                                                                                    1,063,812
         55,201   HARLEY-DAVIDSON INCORPORATED                                                                            3,463,863
        172,399   HONEYWELL INTERNATIONAL INCORPORATED                                                                    7,051,119
         38,876   ITT INDUSTRIES INCORPORATED                                                                             1,993,173
         41,169   JOHNSON CONTROLS INCORPORATED                                                                           2,953,464
         74,953   LOCKHEED MARTIN CORPORATION                                                                             6,450,455
         12,987   NAVISTAR INTERNATIONAL CORPORATION<<+                                                                     335,324
         72,525   NORTHROP GRUMMAN CORPORATION                                                                            4,936,777
         52,484   PACCAR INCORPORATED                                                                                     2,992,638
         26,579   TEXTRON INCORPORATED                                                                                    2,325,663
        212,921   UNITED TECHNOLOGIES CORPORATION                                                                        13,488,545

                                                                                                                         75,663,927
                                                                                                                    ---------------

TRANSPORTATION SERVICES - 0.03%
         27,745   SABRE HOLDINGS CORPORATION                                                                                648,956
                                                                                                                    ---------------

WATER TRANSPORTATION - 0.17%
         93,676   CARNIVAL CORPORATION<<                                                                                  4,405,582
                                                                                                                    ---------------

WHOLESALE TRADE NON-DURABLE GOODS - 1.03%
         42,432   AMERISOURCEBERGEN CORPORATION                                                                           1,917,926
         16,531   BROWN-FORMAN CORPORATION CLASS B                                                                        1,267,101
         85,367   CARDINAL HEALTH INCORPORATED                                                                            5,612,027
         28,099   DEAN FOODS COMPANY+                                                                                     1,180,720
         63,014   MCKESSON CORPORATION                                                                                    3,322,098
         61,877   MEDCO HEALTH SOLUTIONS INCORPORATED+                                                                    3,719,426
         40,323   NIKE INCORPORATED CLASS B                                                                               3,533,101
         44,551   SUPERVALU INCORPORATED                                                                                  1,320,937
        130,209   SYSCO CORPORATION                                                                                       4,355,491

                                                                                                                         26,228,827
                                                                                                                    ---------------

WHOLESALE TRADE-DURABLE GOODS - 0.08%
         29,251   PATTERSON COMPANIES INCORPORATED<<+                                                                       983,126
         15,849   W.W. GRAINGER INCORPORATED                                                                              1,062,190

                                                                                                                          2,045,316
                                                                                                                    ---------------

TOTAL COMMON STOCKS (COST $2,007,565,316)                                                                             2,532,227,373
                                                                                                                    ---------------

RIGHTS - 0.00%
         32,300   SEAGATE TECHNOLOGY RIGHTS +(a)                                                                                   0

TOTAL RIGHTS (COST $0)                                                                                                            0
                                                                                                                    ---------------

COLLATERAL FOR SECURITIES LENDING - 12.71%

COLLATERAL INVESTED IN MONEY MARKET FUNDS - 0.24%
      6,034,806   SHORT TERM INVESTMENT COMPANY MONEY MARKET FUND                                                         6,034,806
                                                                                                                    ---------------

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

                                                                                         INTEREST
PRINCIPAL         SECURITY NAME                                                            RATE     MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS - 12.47%
$       886,819   ALLIANCE & LEICESTER PLC                                                 5.47%      10/25/2006    $       883,840
      1,255,723   AMERICAN GENERAL FINANCE CORPORATION+/-++                                5.36       10/15/2007          1,256,326
        139,525   AQUINAS FUNDING LLC++                                                    5.36       12/11/2006            138,106
      3,488,119   ATLAS CAPITAL FUNDING CORPORATION+/-++                                   5.31       10/20/2006          3,488,119
      6,976,238   ATLAS CAPITAL FUNDING CORPORATION+/-++                                   5.31       11/03/2006          6,976,238
      3,488,119   ATLAS CAPITAL FUNDING CORPORATION+/-++                                   5.31       12/22/2006          3,488,119
      3,488,119   ATLAS CAPITAL FUNDING CORPORATION SERIES MTN+/-++                        5.31       04/25/2007          3,488,258
      3,834,280   ATOMIUM FUNDING CORPORATION++                                            5.38       11/03/2006          3,816,374
      3,488,119   BANCO SANTANDER TOTTA LN+/-++                                            5.33       10/16/2007          3,488,014
      3,488,119   BANK OF AMERICA NA SERIES BKNT+/-                                        5.42       06/19/2007          3,488,572
      2,302,158   BANK ONE NA ILLINOIS SERIES BKNT+/-                                      5.55       01/12/2007          2,302,895
      4,185,743   BEAR STEARNS & COMPANY+/-                                                5.43       10/04/2006          4,185,743
        837,149   BEAR STEARNS & COMPANY SERIES MTNB+/-                                    5.66       01/16/2007            837,659
      1,602,721   BUCKINGHAM CDO LLC                                                       5.31       10/18/2006          1,598,986
      3,488,119   BUCKINGHAM III CDO LLC++                                                 5.33       10/27/2006          3,475,387
      3,488,119   BUCKINGHAM III CDO LLC++                                                 5.36       12/15/2006          3,450,622
        139,525   CAIRN HIGH GRADE FUNDING I LLC++                                         5.33       10/11/2006            139,341
        467,408   CAIRN HIGH GRADE FUNDING I LLC                                           5.32       10/26/2006            465,767
      2,790,495   CAIRN HIGH GRADE FUNDING I LLC++                                         5.33       11/14/2006          2,772,999
        802,128   CANCARA ASSET SECURITIZATION LLC++                                       5.33       10/04/2006            801,895
      1,596,721   CEDAR SPRINGS CAPITAL COMPANY++                                          5.28       10/03/2006          1,596,482
      2,574,232   CEDAR SPRINGS CAPITAL COMPANY                                            5.35       11/17/2006          2,556,984
      1,284,325   CEDAR SPRINGS CAPITAL COMPANY                                            5.35       12/06/2006          1,272,201
      6,976,238   CHEYNE FINANCE LLC++                                                     5.32       10/12/2006          6,966,052
      6,976,238   CHEYNE FINANCE LLC                                                       5.30       10/13/2006          6,965,006
      3,488,119   CHEYNE FINANCE LLC SERIES MTN+/-++                                       5.47       07/16/2007          3,488,258
     32,367,070   CITIGROUP REPURCHASE AGREEMENT (MATURITY VALUE $32,381,689)              5.42       10/02/2006         32,367,070
      4,189,928   CORPORATE ASSET SECURITIZATION AUSTRALIA LIMITED++                       5.32       10/11/2006          4,184,398
        697,624   CULLINAN FINANCE CORPORATION                                             5.33       10/06/2006            697,212
        153,477   CULLINAN FINANCE CORPORATION++                                           5.34       10/12/2006            153,253
        111,620   CULLINAN FINANCE CORPORATION++                                           5.35       10/23/2006            111,278
      3,488,119   CULLINAN FINANCE CORPORATION SERIES MTN+/-++                             5.37       11/15/2006          3,488,468
      6,976,238   CULLINAN FINANCE CORPORATION SERIES MTN2+/-++                            5.29       06/25/2007          6,975,749
      3,488,119   DEER VALLEY FUNDING LLC                                                  5.31       10/12/2006          3,483,026
        139,525   EDISON ASSET SECURITIZATION LLC                                          5.44       12/11/2006            138,106
      8,757,829   FAIRWAY FINANCE CORPORATION++                                            5.38       10/02/2006          8,757,829
        251,563   FAIRWAY FINANCE CORPORATION                                              5.35       10/23/2006            250,793
     41,857,426   FIRST BOSTON REPURCHASE AGREEMENT (MATURITY VALUE $41,876,366)           5.43       10/02/2006         41,857,426
        705,995   FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.36       10/12/2006            704,964
        306,954   FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                         5.50       10/27/2006            305,834
        174,406   FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.46       11/06/2006            173,516
      2,047,247   FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION++                         5.34       11/15/2006          2,034,103
        174,406   FOUNTAIN SQUARE COMMERCIAL FUNDING CORPORATION                           5.49       11/27/2006            172,985
        223,240   GEMINI SECURITIZATION LLC++                                              5.35       10/30/2006            222,327
      3,382,080   GEORGE STREET FINANCE LLC++                                              5.36       10/12/2006          3,377,142
      5,606,105   GEORGE STREET FINANCE LLC++                                              5.33       10/16/2006          5,594,612

                                                      PORTFOLIO OF INVESTMENTS--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

                                                                                         INTEREST
PRINCIPAL         SECURITY NAME                                                            RATE     MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$     2,912,579   GOLDMAN SACHS GROUP INCORPORATED SERIES MTNB+/-                          5.66%      10/27/2006    $     2,913,162
      2,002,180   GOLDMAN SACHS GROUP INCORPORATED SERIES MTNB+/-                          5.46       03/30/2007          2,003,702
        418,574   GRAMPIAN FUNDING LLC++                                                   5.23       10/02/2006            418,574
        279,050   HARRIER FINANCE FUNDING LLC SERIES MTN+/-++                              5.48       05/15/2007            279,147
        488,337   HBOS TREASURY SERVICES PLC+/-++                                          5.58       01/12/2007            488,615
      1,956,835   HSBC BANK USA+/-                                                         5.41       12/14/2006          1,957,167
      4,883,366   IBM CORPORATION SERIES MTN+/-                                            5.36       06/28/2007          4,885,906
        351,463   ING AMERICA INSURANCE HOLDINGS INCORPORATED                              5.33       10/10/2006            351,052
      9,069,109   ING USA ANNUITY & LIFE INSURANCE+/-                                      5.40       09/17/2007          9,069,109
      3,488,119   INTESA BANK (IRELAND) PLC SERIES BKNT+/-++                               5.33       10/25/2007          3,487,805
        502,289   JUPITER SECURITIZATION CORPORATION++                                     5.34       10/13/2006            501,480
      1,702,202   K2 (USA) LLC                                                             5.34       11/10/2006          1,692,516
      2,092,871   KAUPTHING BANK SERIES MTN+/-++                                           5.39       03/20/2007          2,091,574
        495,592   KESTREL FUNDING (US) LLC++                                               5.36       10/05/2006            495,374
        598,282   KESTREL FUNDING (US) LLC                                                 5.35       10/06/2006            597,929
      1,289,209   KLIO FUNDING CORPORATION++                                               5.39       11/03/2006          1,283,188
      2,810,308   KLIO III FUNDING CORPORATION++                                           5.30       10/19/2006          2,803,338
      2,436,800   KLIO III FUNDING CORPORATION++                                           5.41       10/20/2006          2,430,415
        243,750   LIBERTY STREET FUNDING CORPORATION                                       5.35       10/25/2006            242,931
        279,050   LIBERTY STREET FUNDING CORPORATION                                       5.34       11/15/2006            277,258
      3,488,119   LIQUID FUNDING LIMITED                                                   5.34       10/10/2006          3,484,038
      2,092,871   LIQUID FUNDING LIMITED+/-++                                              5.29       12/01/2006          2,092,871
      3,488,119   LIQUID FUNDING LIMITED++                                                 5.35       12/07/2006          3,454,668
      2,092,871   LIQUID FUNDING LIMITED                                                   5.49       12/28/2006          2,066,417
        837,149   LIQUID FUNDING LIMITED SERIES MTN+/-++                                   5.34       02/20/2007            837,274
      1,395,248   MBIA GLOBAL FUNDING LLC+/-++                                             5.33       02/20/2007          1,395,317
      7,011,119   MERRILL LYNCH & COMPANY SERIES MTN+/-                                    5.66       10/27/2006          7,012,381
        209,287   MONT BLANC CAPITAL CORPORATION                                           5.35       10/27/2006            208,523
      4,185,743   MORGAN STANLEY+/-                                                        5.45       10/10/2006          4,185,743
        788,315   MORGAN STANLEY+/-                                                        5.50       11/09/2006            788,433
        832,963   MORGAN STANLEY+/-                                                        5.55       11/24/2006            833,213
      2,347,504   MORGAN STANLEY+/-                                                        5.64       01/12/2007          2,348,631
      3,488,119   MORGAN STANLEY+/-                                                        5.61       07/27/2007          3,492,095
        645,302   MORGAN STANLEY SERIES EXL+/-                                             5.39       10/15/2007            645,405
        767,386   NATIONWIDE BUILDING SOCIETY+/-++                                         5.51       12/11/2006            767,678
      2,499,586   NATIONWIDE BUILDING SOCIETY+/-++                                         5.61       07/20/2007          2,502,635
      1,953,347   NIEUW AMSTERDAM RECEIVABLES CORPORATION                                  5.34       10/02/2006          1,953,347
        149,431   NORTH SEA FUNDING LLC                                                    5.42       10/23/2006            148,974
      2,185,655   NORTH SEA FUNDING LLC                                                    5.33       11/09/2006          2,173,547
      6,976,238   NORTHERN ROCK PLC+/-++SS.                                                5.33       11/05/2007          6,976,935
      2,092,871   PARAGON MORTGAGES PLC SERIES 12A+/-++                                    5.31       10/15/2006          2,092,871
        564,378   RACERS TRUST SERIES 2004-6-MM+/-++                                       5.35       09/22/2006            564,457
      5,571,781   REGENCY MARKETS #1 LLC++                                                 5.34       10/06/2006          5,568,494
        270,120   REGENCY MARKETS #1 LLC++                                                 5.34       10/16/2006            269,566
      6,976,238   SCALDIS CAPITAL LIMITED                                                  5.32       10/31/2006          6,946,658
      2,790,495   SLM CORPORATION+/-++                                                     5.33       10/12/2007          2,791,221
      2,371,921   STANFIELD VICTORIA FUNDING LLC                                           5.40       11/27/2006          2,352,590
      1,613,325   TANGO FINANCE CORPORATION SERIES MTN+/-++                                5.39       10/25/2006          1,613,373

PORTFOLIO OF INVESTMENTS--
SEPTEMBER 30, 2006                       WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

   INDEX PORTFOLIO
--------------------------------------------------------------------------------

                                                                                         INTEREST
PRINCIPAL         SECURITY NAME                                                            RATE     MATURITY DATE        VALUE
COLLATERAL INVESTED IN OTHER ASSETS (CONTINUED)
$     3,337,851   THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++                     5.30%      10/06/2006    $     3,335,881
        155,710   THUNDER BAY FUNDING LLC++                                                5.34       10/31/2006            155,049
        163,802   TICONDEROGA FUNDING LLC++                                                5.35       10/12/2006            163,563
        806,593   TRAVELERS INSURANCE COMPANY+/-                                           5.40       02/09/2007            806,576
      3,488,119   UNICREDITO ITALIANO BANK (IRELAND) SERIES EXL+/-++                       5.34       06/15/2007          3,488,189
      3,488,119   UNICREDITO ITALIANO BANK (IRELAND) SERIES LIB+/-++                       5.34       03/09/2007          3,488,677
      4,604,317   UNITEDHEALTH GROUP INCORPORATED                                          5.42       10/31/2006          4,584,795
        279,050   VERSAILLES CDS LLC++                                                     5.35       10/20/2006            278,318
      2,098,173   WHISTLEJACKET CAPITAL LIMITED                                            5.31       10/16/2006          2,093,872
        660,231   WHITE PINE FINANCE LLC                                                   5.30       10/02/2006            660,231
      2,441,404   WHITE PINE FINANCE LLC                                                   5.31       10/16/2006          2,436,398

                                                                                                                        317,767,480
                                                                                                                    ---------------

TOTAL COLLATERAL FOR SECURITIES LENDING (COST $323,802,286)                                                             323,802,286
                                                                                                                    ---------------

SHARES
SHORT-TERM INVESTMENTS - 0.59%

MUTUAL FUNDS - 0.52%
     13,376,662   WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                           13,376,662
                                                                                                                    ---------------

PRINCIPAL
US TREASURY BILLS - 0.07%
$     1,685,000   US TREASURY BILL^#                                                       4.82       11/09/2006          1,676,667
                                                                                                                    ---------------

TOTAL SHORT-TERM INVESTMENTS (COST $15,053,080)                                                                          15,053,329
                                                                                                                    ---------------

TOTAL INVESTMENTS IN SECURITIES
(COST $2,346,420,682)*                                                         112.68%                              $ 2,871,082,988

OTHER ASSETS AND LIABILITIES, NET                                              (12.68)                                 (322,989,372)
                                                                               ------                               ---------------

TOTAL NET ASSETS                                                               100.00%                              $ 2,548,093,616
                                                                               ======                               ===============

<<    ALL OR A PORTION OF THIS SECURITY IS ON LOAN. (SEE NOTE 2)

+     NON-INCOME EARNING SECURITIES.

(a) SECURITY FAIR VALUED IN ACCORDANCE WITH THE PROCEDURES APPROVED BY THE BOARD OF TRUSTEES.

+/-   VARIABLE RATE INVESTMENTS.

++ SECURITIES THAT MAY BE RESOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER RULE 144A OR SECURITIES OFFERED PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED.

SS. THESE SECURITIES ARE SUBJECT TO A DEMAND FEATURE WHICH REDUCES THE EFFECTIVE MATURITY.

~ THIS WELLS FARGO ADVANTAGE FUND INVESTS CASH BALANCES THAT IT RETAINS FOR LIQUIDITY PURPOSES IN A WELLS FARGO ADVANTAGE MONEY MARKET FUND. THE FUND DOES NOT PAY AN INVESTMENT ADVISORY FEE FOR SUCH INVESTMENTS.

+++   SECURITY OF AN AFFILIATE OF THE FUND WITH A COST OF $28,387,283.

^     ZERO COUPON BOND. INTEREST RATE PRESENTED IS YIELD TO MATURITY.

#     SECURITY PLEDGED AS COLLATERAL FOR FUTURES TRANSACTIONS.

* COST FOR FEDERAL INCOME TAX PURPOSES IS $2,355,378,616 AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

      GROSS UNREALIZED APPRECIATION                               $ 654,837,187
      GROSS UNREALIZED DEPRECIATION                                (139,132,815)
                                                                  -------------
      NET UNREALIZED APPRECIATION (DEPRECIATION)                  $ 515,704,372


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                           STATEMENT OF ASSETS AND LIABILITIES--
WELLS FARGO ADVANTAGE MASTER PORTFOLIOS                       SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

                                                                                     INDEX
                                                                                 PORTFOLIO
------------------------------------------------------------------------------------------
ASSETS

INVESTMENTS:
   IN SECURITIES, AT MARKET VALUE ......................................   $ 2,508,257,811
   COLLATERAL FOR SECURITIES LOANED (NOTE 2) ...........................       323,802,286
   INVESTMENTS IN AFFILIATES ...........................................        39,022,891
                                                                           ---------------
TOTAL INVESTMENTS AT MARKET VALUE (SEE COST BELOW) .....................     2,871,082,988
                                                                           ---------------
   RECEIVABLE FOR INVESTMENTS SOLD .....................................           490,505
   RECEIVABLES FOR DIVIDENDS AND INTEREST ..............................         2,823,486
   RECEIVABLE FROM THE TRUSTEES AND SHAREHOLDER SERVICING AGENT ........               619
                                                                           ---------------
TOTAL ASSETS ...........................................................     2,874,397,598
                                                                           ---------------
LIABILITIES
   PAYABLE FOR DAILY VARIATION MARGIN ON FUTURES CONTRACTS .............            19,950
   PAYABLE FOR INVESTMENTS PURCHASED ...................................         2,182,714
   PAYABLE TO INVESTMENT ADVISOR AND AFFILIATES (NOTE 3) ...............           212,490
   PAYABLE FOR SECURITIES LOANED (NOTE 2) ..............................       323,802,286
   ACCRUED EXPENSES AND OTHER LIABILITIES ..............................            86,542
                                                                           ---------------
TOTAL LIABILITIES ......................................................       326,303,982
                                                                           ---------------
TOTAL NET ASSETS .......................................................   $ 2,548,093,616
                                                                           ===============
INVESTMENTS AT COST ....................................................   $ 2,346,420,682

SECURITIES ON LOAN, AT MARKET VALUE ....................................   $   316,126,742
                                                                           ===============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS--
FOR THE YEAR ENDED SEPTEMBER 30, 2006    WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

                                                                                    INDEX
                                                                                PORTFOLIO
-----------------------------------------------------------------------------------------
INVESTMENT INCOME
   DIVIDENDS(1) ........................................................    $  43,411,944
   INTEREST ............................................................          104,981
   INCOME FROM AFFILIATED SECURITIES ...................................        2,074,798
   SECURITIES LENDING INCOME, NET ......................................          297,652
                                                                            -------------
TOTAL INVESTMENT INCOME ................................................       45,889,375
                                                                            -------------
EXPENSES
   ADVISORY FEES .......................................................        1,988,902
   CUSTODY FEES ........................................................          463,890
   PROFESSIONAL FEES ...................................................           55,471
   REGISTRATION FEES ...................................................              720
   SHAREHOLDER REPORTS .................................................           22,000
   TRUSTEES' FEES ......................................................            8,599
   OTHER FEES AND EXPENSES .............................................           71,723
                                                                            -------------
TOTAL EXPENSES .........................................................        2,611,305
                                                                            -------------

LESS:
   WAIVED FEES AND REIMBURSED EXPENSES (NOTE 3) ........................          (33,118)
   NET EXPENSES ........................................................        2,578,187
                                                                            -------------
NET INVESTMENT INCOME (LOSS) ...........................................       43,311,188
                                                                            -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

NET REALIZED GAIN (LOSS) FROM:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION .....       73,437,032
   AFFILIATED SECURITIES ...............................................        1,005,285
   FUTURES TRANSACTIONS ................................................      (1,136,183)
                                                                            -------------
NET REALIZED GAIN (LOSS) FROM INVESTMENTS ..............................       73,306,134
                                                                            -------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF:
   SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY TRANSLATION .....      122,083,617
   FUTURES TRANSACTIONS ................................................          179,850
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ....      122,263,467
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS .................      195,569,601
                                                                            -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ........    $ 238,880,789
                                                                            =============


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                             INDEX PORTFOLIO
                                                                                 --------------------------------------
                                                                                            FOR THE             FOR THE
                                                                                         YEAR ENDED          YEAR ENDED
                                                                                 SEPTEMBER 30, 2006  SEPTEMBER 30, 2005
-----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   BEGINNING NET ASSETS .......................................................  $    2,151,037,408  $    1,846,126,209

OPERATIONS:
   NET INVESTMENT INCOME (LOSS) ...............................................          43,311,188          41,951,828
   NET REALIZED GAIN (LOSS) ON INVESTMENTS ....................................          73,306,134          84,611,766
   NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS ........         122,263,467         139,639,605
                                                                                 ------------------  ------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...............         238,880,789         266,203,199
                                                                                 ------------------  ------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
   CONTRIBUTIONS ..............................................................         501,457,635         321,376,976
   WITHDRAWALS ................................................................        (343,282,216)       (282,668,976)
                                                                                 ------------------  ------------------
NET INCREASE (DECREASE) FROM TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS ..         158,175,419          38,708,000
                                                                                 ------------------  ------------------
NET INCREASE (DECREASE) IN NET ASSETS .........................................         397,056,208         304,911,199
                                                                                 ==================  ==================
ENDING NET ASSETS .............................................................  $    2,548,093,616  $    2,151,037,408
                                                                                 ==================  ==================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS                     WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

                                                 RATIO TO AVERAGE NET ASSETS (ANNUALIZED)(1)
                                               -----------------------------------------------              PORTFOLIO
                                               NET INVESTMENT      GROSS   EXPENSES        NET      TOTAL    TURNOVER
                                                INCOME (LOSS)   EXPENSES     WAIVED   EXPENSES   RETURN(2)       RATE
----------------------------------------------------------------------------------------------------------------------
INDEX PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
OCTOBER 1, 2005 TO SEPTEMBER 30, 2006 .......           1.86%      0.11%     0.00%       0.11%     10.70%          9%
OCTOBER 1, 2004 TO SEPTEMBER 30, 2005 .......           2.08%      0.12%    (0.08)%      0.04%     12.23%          8%
OCTOBER 1, 2003 TO SEPTEMBER 30, 2004 .......           1.71%      0.17%    (0.14)%      0.03%     13.87%          2%
OCTOBER 1, 2002 TO SEPTEMBER 30, 2003 .......           1.70%      0.18%    (0.05)%      0.13%     24.42%          3%
OCTOBER 1, 2001 TO SEPTEMBER 30, 2002 .......           1.40%      0.18%    (0.05)%      0.13%    (20.52)%         4%

(1) DURING EACH PERIOD, VARIOUS FEES AND EXPENSES WERE WAIVED AND REIMBURSED, AS INDICATED. THE RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS REFLECTS THE EXPENSE RATIO IN THE ABSENCE OF ANY WAIVERS AND REIMBURSEMENTS (NOTE
      3).

(2) TOTAL RETURN CALCULATIONS DO NOT INCLUDE ANY SALES CHARGES, AND WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED OR REIMBURSED DURING THE PERIODS SHOWN. RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS            NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

1. ORGANIZATION
--------------------------------------------------------------------------------

      Wells Fargo Master Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently has 22 separate investment portfolios (each, a "Fund" and collectively, the "Funds"). These financial statements present the Index Portfolio.

      Interests in the Funds are sold without any sales charge in private placement transactions to qualified investors, including open-end management investment companies.

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

      The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

      The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITY VALUATION

      Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on NASDAQ, the bid price will be used. In the absence of any sale of securities listed on the NASDAQ, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed "stale" and the valuations will be determined in accordance with the Funds' Fair Valuation Procedures.

      Debt securities maturing in 60 days or less generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

      Investments which are not valued using any of the methods discussed above are valued at their fair value as determined by procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

      Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily.

      Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

FEDERAL INCOME TAXES

      Each Fund of the Trust is treated as a separate entity for federal income tax purposes. The Funds of the Trust are not required to pay federal income taxes on their net investment income and net capital gain as they are treated as partnerships for federal income tax purposes. All interest, dividends, gains and losses of a Fund are deemed to have been "passed through" to the interestholders in proportion to their holdings of the Fund regardless of whether such interest, dividends, or gains have been distributed by the Fund.

FUTURES CONTRACTS

      The Funds may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the "SEC") for long futures positions, the Fund is required to segregate highly liquid securities as permitted by the SEC in connection with futures transactions in an amount generally equal to the value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities. At September 30, 2006, the following Funds held futures contracts:

NOTES TO FINANCIAL HIGHLIGHTS            WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

                                                                            Net Unrealized
                                                                             Appreciation
Portfolio         Contracts    Type     Expiration Date   Notional Amount   (Depreciation)
------------------------------------------------------------------------------------------
INDEX PORTFOLIO    42 Long    S&P 500    December 2006      $13,886,000        $240,700
------------------------------------------------------------------------------------------

SECURITY LOANS

      The Fund(s) may loan securities in return for securities, irrevocable letters of credit or cash collateral, which is invested in various short-term fixed income securities. A Fund may receive compensation for lending securities in the form of fees or by retaining a portion of interest on the investment securities or cash received as collateral. A Fund also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into. The collateral supporting loans of domestic and foreign equity securities and corporate bonds are remarked daily while collateral supporting loans of U.S. Government securities are remarked back to 102% only if the given collateral falls below 100% of the market value of the securities loans plus any accrued interest. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Fund. The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. Wells Fargo Bank, N.A., the Funds' custodian, acts as the securities lending agent for the Funds and receives for its services 30% of the revenues earned on the securities lending activities and incurs all expenses. The value of the securities on loan and the value of the related collateral at September 30, 2006, are shown on the Statement of Assets and Liabilities.

3. EXPENSES
--------------------------------------------------------------------------------

ADVISORY FEES

      The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management.

      Pursuant to the contract, Funds Management is entitled to receive an advisory fee for its services as adviser. Funds Management may retain the services of certain investment subadvisers to provide daily portfolio management. The fees related to subadvisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser. Funds Management and the investment subadviser(s) are entitled to be paid a monthly fee at the following annual rates:

                                         Advisory Fees                                           Subadvisory Fees
                     Average Daily      (% of Average                        Average Daily       (% of Average
Portfolio             Net Assets       Daily Net Assets)     Subadviser       Net Assets        Daily Net Assets)
-----------------------------------------------------------------------------------------------------------------
INDEX PORTFOLIO*  First $500 million        0.100          Wells Capital   First $100 million         0.050
                   Next $500 million        0.100             Management    Next $100 million         0.030
                     Next $2 billion        0.075           Incorporated    Over $200 million         0.020
                     Next $2 billion        0.075
                     Over $5 billion        0.050
-----------------------------------------------------------------------------------------------------------------


* Effective January 1, 2006. Prior to January 1, 2006, Subadviser(s) were entitled to be paid a monthly fee at the following rates:

Portfolio                Subadviser        Average Daily       Subadvisory Fees
                                           Net Assets          (% of Average
                                                               Daily Net Assets)
Index Portfolio          Wells Capital     First $200 million        0.020
                         Management        Over $200 million         0.010
                         Incorporated


ADMINISTRATION AND TRANSFER AGENT FEES

      Currently, there are no administration or transfer agency fees charged to the Master Trust.

CUSTODY FEES

      The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services. Pursuant to the contract, WFB is entitled to a monthly fee for custody services at the following annual rates:

                                                                  % of Average
Portfolio                                                       Daily Net Assets
--------------------------------------------------------------------------------
INDEX PORTFOLIO                                                       0.02
--------------------------------------------------------------------------------

OTHER FEES

      PFPC Inc. ("PFPC") serves as fund accountant for the Trust. PFPC currently does not receive a fee for its services, but is entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

WAIVED FEES AND REIMBURSED EXPENSES

      All amounts shown as waived fees or reimbursed expenses in the Statement of Operations, for the year ended September 30, 2006, were waived by Funds Management, first from advisory fees, and then any remaining amount consecutively from custody fees collected.

WELLS FARGO ADVANTAGE MASTER PORTFOLIOS            NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

4. INVESTMENT PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

      Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) and U.S. Government obligations for the year ended September 30, 2006, were as follows:

Portfolio                            Purchases at Cost            Sales Proceeds
--------------------------------------------------------------------------------
INDEX PORTFOLIO                         $405,023,398                $199,100,330
--------------------------------------------------------------------------------

5. NEW ACCOUNTING PRONOUNCEMENTS
--------------------------------------------------------------------------------

     In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006 (January 1, 2007 for calendar-year companies), with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. As of September 30, 2006, Management does not believe the impact of the adoption of FIN 48 will be material to the financial statments.

      In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2006, Management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM                   WELLS FARGO ADVANTAGE MASTER PORTFOLIOS
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BOARD OF TRUSTEES AND INTERESTHOLDERS OF
WELLS FARGO MASTER TRUST:

      We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Index Portfolio, one of the portfolios constituting the Wells Fargo Master Trust (the "Portfolio"), as of September 30, 2006, and the related statement of operations for the year then ended, and statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Index Fund of Wells Fargo Master Trust as of September 30, 2006, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods presented, in conformity with U.S. generally accepted accounting standards.

                                        /s/ KPMG LLP


Philadelphia, Pennsylvania
November 21, 2006

WELLS FARGO ADVANTAGE INDEX FUND                   OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

PROXY VOTING INFORMATION

      A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how to obtain the results of such voting during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS, or visiting the SEC Web site at WWW.SEC.GOV.

PORTFOLIO HOLDINGS INFORMATION

      The complete portfolio holdings for each Fund are publicly available on the Funds' Web site (WWW.WELLSFARGO.COM/ADVANTAGEFUNDS) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for each Fund is publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at WWW.SEC.GOV. In addition, each Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

      The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust"). This table supplements, and should be read in conjunction with, the Prospectus and the Statement of Additional Information* of each Fund. Each of the Trustees listed below acts in identical capacities for each of the 142 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Governance Committees of each Trust in the Fund Complex. The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

NON-INTERESTED TRUSTEES

------------------------------------------------------------------------------------------------------
                          POSITION HELD AND        PRINCIPAL OCCUPATIONS DURING
NAME AND AGE              LENGTH OF SERVICE**      PAST FIVE YEARS                 OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------
Thomas S. Goho            Trustee, since 1987      Chair of Finance, Wake Forest   None
64                                                 University, since 2006.
                                                   Benson-Pruitt Professorship,
                                                   Wake Forest University,
                                                   Calloway School of Business
                                                   and Accountancy, since 1999.
------------------------------------------------------------------------------------------------------
Peter G. Gordon           Trustee, since 1998      Chairman, CEO, and Co-          None
64                        (Chairman, since 2001)   Founder of Crystal Geyser
                                                   Water Company, and President
                                                   of Crystal Geyser Roxane
                                                   Water Company.
------------------------------------------------------------------------------------------------------
Richard M. Leach          Trustee, since 1987      Retired. Prior thereto,         None
73                                                 President of Richard M. Leach
                                                   Associates (a financial
                                                   consulting firm).
------------------------------------------------------------------------------------------------------
Olivia S. Mitchell        Trustee, since 2006      Professor of Insurance and      None
53                                                 Risk Management, Wharton
                                                   School, University of
                                                   Pennsylvania. Director of the
                                                   Boettner Center on Pensions
                                                   and Retirement. Research
                                                   Associate and Board Member,
                                                   Penn Aging Research Center.
                                                   Research Associate, National
                                                   Bureau of Economic Research.

OTHER INFORMATION (UNAUDITED)                   WELLS FARGO ADVANTAGE INDEX FUND
--------------------------------------------------------------------------------

NON-INTERESTED TRUSTEES (continued)

------------------------------------------------------------------------------------------------------
                          POSITION HELD AND        PRINCIPAL OCCUPATIONS DURING
NAME AND AGE              LENGTH OF SERVICE**      PAST FIVE YEARS                 OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------
Timothy J. Penny          Trustee, since 1996      Senior Counselor to the         None
54                                                 public relations firm of
                                                   Himle-Horner, and Senior
                                                   Fellow at the Humphrey
                                                   Institute, Minneapolis,
                                                   Minnesota (a public policy
                                                   organization).
------------------------------------------------------------------------------------------------------
Donald C. Willeke         Trustee, since 1996      Principal of the law firm of    None
66                                                 Willeke & Daniels.
------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEE***

------------------------------------------------------------------------------------------------------
                          POSITION HELD AND        PRINCIPAL OCCUPATIONS DURING
NAME AND AGE              LENGTH OF SERVICE**      PAST FIVE YEARS                 OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------
J. Tucker Morse           Trustee, since 1987      Private Investor/Real Estate    None
62                                                 Developer. Prior thereto,
                                                   Chairman of White Point
                                                   Capital, LLC until 2005.
------------------------------------------------------------------------------------------------------

OFFICERS

------------------------------------------------------------------------------------------------------
                          POSITION HELD AND        PRINCIPAL OCCUPATIONS DURING
NAME AND AGE              LENGTH OF SERVICE        PAST FIVE YEARS                 OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------
Karla M. Rabusch          President, since 2003    Executive Vice President of     None
47                                                 Wells Fargo Bank, N.A. and
                                                   President of Wells Fargo
                                                   Funds Management, LLC. Senior
                                                   Vice President and Chief
                                                   Administrative Officer of
                                                   Wells Fargo Funds Management,
                                                   LLC from 2001 to 2003.
------------------------------------------------------------------------------------------------------
C. David Messman          Secretary, since 2000    Vice President and Managing     None
46                                                 Senior Counsel of Wells Fargo
                                                   Bank, N.A. and Senior Vice
                                                   President and Secretary of
                                                   Wells Fargo Funds Management,
                                                   LLC. Vice President and
                                                   Senior Counsel of Wells Fargo
                                                   Bank, N.A. from 1996 to 2003.
------------------------------------------------------------------------------------------------------
A. Erdem Cimen            Treasurer, since 2006    Vice President of Wells Fargo   None
33                                                 Bank, N.A. and Vice President
                                                   of Financial Operations for
                                                   Wells Fargo Funds Management,
                                                   LLC. Vice President and Group
                                                   Finance Officer of Wells
                                                   Fargo Bank, N.A. Auto Finance
                                                   Group from 2004 to 2006. Vice
                                                   President of Portfolio Risk
                                                   Management for Wells Fargo
                                                   Bank, N.A. Auto Finance Group
                                                   in 2004. Vice President of
                                                   Portfolio Research and
                                                   Analysis for Wells Fargo
                                                   Bank, N.A. Auto Finance Group
                                                   from 2001 to 2004. Director
                                                   of Small Business Services
                                                   Risk Management for American
                                                   Express Travel Related
                                                   Services from 2000 to 2001.

WELLS FARGO ADVANTAGE INDEX FUND                   OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

OFFICERS (continued)

------------------------------------------------------------------------------------------------------
                          POSITION HELD AND        PRINCIPAL OCCUPATIONS DURING
NAME AND AGE              LENGTH OF SERVICE        PAST FIVE YEARS                 OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------
Dorothy A. Peters         Chief Compliance         Chief Compliance Officer of     None
44                        Officer, since 2004      Wells Fargo Funds Management,
                                                   LLC since 2004 and Compliance
                                                   Officer of Wells Fargo Funds
                                                   Management, LLC from 1999 to
                                                   2002. Compliance Manager of
                                                   Wells Fargo Investments from
                                                   1997 to 1999. In 2002, Ms.
                                                   Peters left Wells Fargo Funds
                                                   Management, LLC to pursue
                                                   personal goals.
------------------------------------------------------------------------------------------------------

   * The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Funds' Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

 ** Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

*** As of September 30, 2006, one of the seven Trustees is considered an "interested person" of the Trusts as defined in the Investment Company Act of 1940. The interested Trustee, J. Tucker Morse, is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, which is not itself affiliated with Wells Fargo Funds Management, LLC.

LIST OF ABBREVIATIONS                           WELLS FARGO ADVANTAGE INDEX FUND
--------------------------------------------------------------------------------

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG       -- Association of Bay Area Governments
ADR        -- American Depositary Receipt
AMBAC      -- American Municipal Bond Assurance Corporation
AMT        -- Alternative Minimum Tax
ARM        -- Adjustable Rate Mortgages
BART       -- Bay Area Rapid Transit
CDA        -- Community Development Authority
CDSC       -- Contingent Deferred Sales Charge
CGIC       -- Capital Guaranty Insurance Company
CGY        -- Capital Guaranty Corporation
CMT        -- Constant Maturity Treasury
COFI       -- Cost of Funds Index
COP        -- Certificate of Participation
CP         -- Commercial Paper
CTF        -- Common Trust Fund
DW&P       -- Department of Water & Power
DWR        -- Department of Water Resources
EDFA       -- Education Finance Authority
FFCB       -- Federal Farm Credit Bank
FGIC       -- Financial Guaranty Insurance Corporation
FHA        -- Federal Housing Authority
FHLB       -- Federal Home Loan Bank
FHLMC      -- Federal Home Loan Mortgage Corporation
FNMA       -- Federal National Mortgage Association
FRN        -- Floating Rate Notes
FSA        -- Financial Security Assurance Incorporated
GDR        -- Global Depositary Receipt
GNMA       -- Government National Mortgage Association
GO         -- General Obligation
HFA        -- Housing Finance Authority
HFFA       -- Health Facilities Financing Authority
IDA        -- Industrial Development Authority
IDR        -- Industrial Development Revenue
LIBOR      -- London Interbank Offered Rate
LLC        -- Limited Liability Corporation
LOC        -- Letter of Credit
LP         -- Limited Partnership
MBIA       -- Municipal Bond Insurance Association
MFHR       -- Multi-Family Housing Revenue
MUD        -- Municipal Utility District
MTN        -- Medium Term Note
PCFA       -- Pollution Control Finance Authority
PCR        -- Pollution Control Revenue
PFA        -- Public Finance Authority
PLC        -- Private Placement
PSFG       -- Public School Fund Guaranty
RDA        -- Redevelopment Authority
RDFA       -- Redevelopment Finance Authority
REITS      -- Real Estate Investment Trusts
R&D        -- Research & Development
SFHR       -- Single Family Housing Revenue
SFMR       -- Single Family Mortgage Revenue
SLMA       -- Student Loan Marketing Association
STEERS     -- Structured Enhanced Return Trust
TBA        -- To Be Announced
TRAN       -- Tax Revenue Anticipation Notes
USD        -- Unified School District
V/R        -- Variable Rate
WEBS       -- World Equity Benchmark Shares
XLCA       -- XL Capital Assurance

THIS PAGE IS INTENTIONALLY LEFT BLANK --

-----------------
WELLS   ADVANTAGE
FARGO   FUNDS
-----------------

More information about WELLS FARGO       THIS    REPORT   AND   THE    FINANCIAL
ADVANTAGE FUNDS(SM) is available free STATEMENTS CONTAINED HEREIN ARE upon request. To obtain literature, SUBMITTED FOR THE GENERAL INFORMATION please write, e-mail, visit the Funds' OF THE SHAREHOLDERS OF WELLS FARGO
Web site, or call:                       ADVANTAGE FUNDS. IF THIS REPORT IS USED
                                         FOR PROMOTIONAL PURPOSES,  DISTRIBUTION
WELLS FARGO ADVANTAGE FUNDS              OF THE REPORT  MUST BE  ACCOMPANIED  OR
P.O. Box 8266                            PRECEDED BY A CURRENT PROSPECTUS. FOR A
Boston, MA 02266-8266                    PROSPECTUS   CONTAINING  MORE  COMPLETE
                                         INFORMATION,   INCLUDING   CHARGES  AND
E-mail: wfaf@wellsfargo.com              EXPENSES,  CALL 1-800-222-8222 OR VISIT
Web site:                                THE      FUNDS'     WEB     SITE     AT
www.wellsfargo.com/advantagefunds        WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.
Individual Investors:                    PLEASE    CONSIDER    THE    INVESTMENT
1 - 800-222-8222                         OBJECTIVES,    RISKS,    CHARGES,   AND
Retail Investment Professionals:         EXPENSES  OF THE  INVESTMENT  CAREFULLY
1 - 888-877-9275                         BEFORE   INVESTING.   THIS  AND   OTHER
Institutional Investment Professionals:  INFORMATION ABOUT WELLS FARGO ADVANTAGE
1 - 866-765-0778                         FUNDS  CAN  BE  FOUND  IN  THE  CURRENT
                                         PROSPECTUS.    READ   THE    PROSPECTUS
                                         CAREFULLY  BEFORE  YOU  INVEST  OR SEND
                                         MONEY.

                                         Wells  Fargo Funds  Management,  LLC, a
                                         wholly owned  subsidiary of Wells Fargo
                                         & Company, provides investment advisory
                                         and  administrative  services for WELLS
                                         FARGO ADVANTAGE FUNDS. Other affiliates
                                         of  Wells   Fargo  &  Company   provide
                                         subadvisory  and other services for the
                                         Funds.  The  Funds are  distributed  by
                                         WELLS  FARGO  FUNDS  DISTRIBUTOR,  LLC,
                                         Member NASD/SIPC, an affiliate of Wells
                                         Fargo & Company.

              -----------------------------------------------------
              NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
              -----------------------------------------------------

--------------------------------------------------------------------------------
(C) 2006 Wells Fargo     www.wellsfargo.com/advantagefunds          100553 11-06
Funds Management, LLC.                                        AEGNLD/AR112 09-06
All rights reserved.

ITEM 2. CODE OF ETHICS

As of the end of the period, September 30, 2006, Wells Fargo Funds Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Thomas S. Goho is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Goho is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) AUDIT FEES - Provided below are the aggregate fees billed for the fiscal years ended September 30, 2005 and September 30, 2006 for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

      For the fiscal years ended September 30, 2005 and September 30, 2005, the Audit Fees were $1,664,800 and $1,865,100, respectively.

(b) AUDIT-RELATED FEES - There were no audit-related fees incurred for the fiscal years ended September 30, 2005 and September 30, 2006 for assurance and related services by the principal accountant for the Registrant.

(c) TAX FEES - Provided below are the aggregate fees billed for the fiscal years ended September 30, 2005 and September 30, 2006 for professional services rendered by the principal accountant for the Registrant for tax compliance, tax advice, and tax planning.

      For the fiscal years ended September 30, 2005 and September 30, 2006, the Tax Fees were $84,325 and $130,340, respectively. The incurred Tax Fees are comprised of excise tax review services.

      For the fiscal years ended September 30, 2005 and September 30, 2006, the Tax Fees were $209,514 and $176,940, respectively. The incurred Tax Fees are comprised of tax preparation and consulting services.

(d) ALL OTHER FEES - There were no other fees incurred for the fiscal years ended September 30, 2005 and September 30, 2006.

(e)(1) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services to the mutual funds of Wells Fargo Funds Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (the "Funds"); (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors ("Auditors") if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund's investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the
Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(e)(2) Not Applicable.

(f) Not Applicable.

(g) Provided below are the aggregate non-audit fees billed for the fiscal years ended September 30, 2005 and September 30, 2006, by the principal accountant for services rendered to the Registrant, and rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant.

      For the fiscal years ended September 30, 2005 and September 30, 2006, the Registrant incurred non-audit fees in the amount of $115,000 and $170,000, respectively. The non-audit fees consist of SAS70 control reviews of Wells Fargo Bank, N.A., the Funds' custodian.

      For the fiscal years ended September 30, 2005 and September 30, 2006, the Registrant's investment adviser incurred non-audit fees in the amount of $148,500 and $44,000, respectively. The non-audit fees for the year ended September 30, 2005 consist of procedure reviews for pending mergers associated with fund reorganizations.

(h) The Registrant's audit committee of the board of directors has determined that non-audit services rendered to the registrant's investment adviser, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of the Regulation S-X, does not compromise the independence of the principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEMS 6. SCHEDULE OF INVESTMENTS

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECUIRTY HOLDERS

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the "Trust") disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 10a.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               Wells Fargo Funds Trust

                                               By:  /s/ Karla M. Rabusch

                                                    Karla M. Rabusch
                                                    President

Date: November 21, 2006

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

                                             By:    /s/ Karla M. Rabusch

                                                    Karla M. Rabusch
                                                    President

Date: November 21, 2006

                                             By:    /s/ A. Erdem Cimen

                                                    A. Erdem Cimen
                                                    Treasurer

Date: November 21, 2006